UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: October 31, 2018

Date of reporting period: November 1, 2017 through October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Annual Report

October 31, 2018

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

Beginning on January 1, 2019, you may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with Nationwide Mutual Funds.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The market kept rising throughout the third quarter of the Funds’ annual reporting period with the S&P 500® Index’s (S&P 500) rally to a new high before facing significant volatility in October. Historically, the market has tended to build upon these rebounds.

Small-capitalization earnings had been lagging heading into 2018, but they are now surging thanks in part to the U.S. corporate tax cut. Smaller firms tend to be more U.S.-focused and as a result, historically have faced higher effective tax rates on balance.

The most important macroeconomic indicator of all — the shape of the yield curve — is still pointing to continued healthy gains in stock prices. When the curve has been positively sloped, the S&P 500 has recorded a median increase of 11.4% over the following year.

Economic Review

During the annual reporting period ended October 31, 2018, equity returns moderated, as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust higher their expectation for Federal Reserve action. Domestic equities were higher, with the S&P 500 returning 7.35% for the reporting period. In contrast, the MSCI EAFE® Index (MSCI EAFE) registered -6.85% for the period, while the MSCI Emerging Markets® Index was even weaker, registering -12.52%.

Four distinctly different environments for domestic equities existed during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer saw a return to a stable move higher to record levels before another sharp move lower in October. Economic growth improved throughout the period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated, with the S&P 500 delivering 25% growth in each of the past three quarters. While economic and profit growth are expected to moderate, GDP is forecast to grow at 2.5% and earnings at 9% in calendar year 2019, providing a healthy backdrop for equities.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates four times during the reporting period. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target four additional hikes throughout 2019. Interest rates moved steadily higher in the period, with the 10-year U.S. Treasury yield rising from 2.37% to 3.15%, reaching the highest level since 2011. The 2-year yield ended the period at 2.88%, the highest in 11 years.

The S&P 500 was strong in nine of the 12 months of the reporting period, including a six-month positive streak from April through September.

In the early stages of the reporting period, the S&P 500 continued the rally that began following the 2016 U.S. presidential election, returning 10% between November 2017 and January 2018 to finish at a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and pullback in markets. Steady improvement throughout the summer drove a return to record highs by August before fears on trade, U.S. mid-term elections and FOMC policy renewed the selloff in October.

Returns for the S&P 500 ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since September 2011). The best-performing sectors in the index were consumer discretionary, healthcare and technology, while materials, real estate and utilities lagged. Growth stocks outperformed value stocks for the reporting period, while large-cap indexes beat small-cap indexes.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns

International stocks fell sharply for the reporting period, reversing a trend from the previous year, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve. The 10-year Treasury yield rose by 0.78% during the period, while the 2-year yield gained 1.30%, resulting in a narrowing of the spreads between the two rates to 0.27%, the lowest spread since 2007. Credit spreads were modestly wider during the period.

Index	Annual Total Return (as of October 31, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.34%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-4.83%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.39%
Bloomberg Barclays Municipal Bond	-0.51%
Bloomberg Barclays U.S. Aggregate Bond	-2.05%
Bloomberg Barclays U.S. Corporate High Yield	0.97%
MSCI EAFE®	-6.85%
MSCI Emerging Markets®	-12.52%
MSCI World ex USA	-6.76%
Russell 1000® Growth	10.71%
Russell 1000® Value	3.03%
Russell 2000®	1.85%
S&P 500®	7.35%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Commentary	Nationwide Destination 2010 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2010 Fund (Class R) registered -0.73% versus 0.31% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2010 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2000-2010 (consisting of 137 funds as of October 31, 2018), was -0.61% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Five of the Fund’s 11 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 7.19%. The second-largest contributor to Fund performance during the reporting period was the Fund’s allocation to the Nationwide Contract, which posted a return of 2.77%. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying Nationwide Bond Index Fund, which registered -7.22% and -2.38%, respectively.

During the reporting period, the Fund increased its U.S. equities allocation and moved exposure from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Inflation-Protected Securities Fund and the Nationwide Amundi Strategic Income Fund. Allocations to the Nationwide Contract and the iShares 20+ Year Treasury ETF also were increased to manage the fixed-income positioning of the portfolio.

From an underlying fund standpoint, the iShares iBoxx High Yield Corporate Bond ETF was removed and a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

In addition, a new allocation was made to the iShares Core MSCI Emerging Markets ETF to gain exposure to emerging markets and to diversify the international equity exposure in the Fund.

The Fund did not hold derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

3

Fund Commentary (cont.)	Nationwide Destination 2010 Fund

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Destination 2010 Fund

Asset Allocation†

Equity Funds	42.4%
Fixed Income Funds	32.9%
Investment Contract	19.2%
Alternative Assets	5.6%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	23.3%
Nationwide Contract	19.2%
Nationwide Bond Index Fund, Class R6	14.2%
Nationwide International Index Fund, Class R6	11.3%
Nationwide Core Plus Bond Fund, Class R6	9.2%
Nationwide Inflation-Protected Securities Fund, Class R6	6.6%
Nationwide Amundi Strategic Income Fund, Class R6	5.6%
Nationwide Mid Cap Market Index Fund, Class R6	5.3%
iShares 20+ Year Treasury Bond ETF	2.9%
Nationwide Small Cap Index Fund, Class R6	1.4%
iShares Core MSCI Emerging Markets ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

5

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.59)%	3.36%	5.75%
	w/SC2	(6.30)%	2.15%	5.13%
Class C	w/o SC1	(1.30)%	2.69%	5.13%
	w/SC3	(2.25)%	N/A	N/A
Class R4,5		(0.73)%	3.09%	5.47%
Class R6[4,6]		(0.08)%	3.89%	6.26%
Institutional Service Class[4]		(0.08)%	3.79%	6.23%
Morningstar® Lifetime Allocation Moderate 2010 Index		0.31%	3.86%	7.38%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.52%
Class R	1.13%
Class R6	0.38%
Institutional Service Class	0.63%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2010 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2010 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	989.70	3.21	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	986.40	6.46	1.29
	Hypothetical	(b)(c)	1,000.00	1,018.70	6.56	1.29
Class R Shares	Actual	(b)	1,000.00	989.60	4.46	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	993.40	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	993.40	0.65	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2018

Nationwide Destination 2010 Fund

Investment Companies 77.0%

	Shares	Value

Alternative Assets 5.6%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	100,225	$1,023,296

Total Alternative Assets (cost $1,046,261)		1,023,296

Equity Funds 41.4%
Nationwide International Index Fund, Class R6 (a)	271,816	2,071,239
Nationwide Mid Cap Market Index Fund, Class R6 (a)	56,011	973,472
Nationwide S&P 500 Index Fund, Class R6 (a)	259,694	4,266,774
Nationwide Small Cap Index Fund, Class R6 (a)	18,212	252,602

Total Equity Funds (cost $7,525,301)		7,564,087

Fixed Income Funds 30.0%
Nationwide Bond Index Fund, Class R6 (a)	248,175	2,600,876
Nationwide Core Plus Bond Fund, Class R6 (a)	172,167	1,678,624
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	127,891	1,209,845

Total Fixed Income Funds (cost $5,718,748)		5,489,345

Total Investment Companies (cost $14,290,310)		14,076,728

Exchange Traded Funds 3.9%
Equity Fund 1.0%
iShares Core MSCI Emerging Markets ETF	3,740	176,753

Fixed Income Fund 2.9%
iShares 20+ Year Treasury Bond ETF	4,747	539,164

Total Exchange Traded Funds (cost $789,377)		715,917

Investment Contract 19.2%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$3,514,732	3,514,732

Total Investment Contract (cost $3,514,732)		3,514,732

Total Investments (cost $18,594,419) — 100.1%		18,307,377

Liabilities in excess of other assets — (0.1)%		(9,567)

NET ASSETS — 100.0%		$18,297,810

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2010 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $17,805,042)	$17,591,460
Investment securities of unaffiliated issuers, at value (cost $789,377)	715,917
Cash	127
Receivable for capital shares issued	27,945

Total Assets	18,335,449

Liabilities:
Payable for investments purchased	27,940
Payable for capital shares redeemed	5
Accrued expenses and other payables:
Investment advisory fees	2,042
Distribution fees	5,287
Administrative servicing fees	2,185
Trustee fees	53
Professional fees	127

Total Liabilities	37,639

Net Assets	$18,297,810

Represented by:
Capital	$18,096,319
Total distributable earnings (loss)	201,491

Net Assets	$18,297,810

Net Assets:
Class A Shares	$5,640,637
Class C Shares	956,250
Class R Shares	7,511,136
Class R6 Shares	4,166,817
Institutional Service Class Shares	22,970

Total	$18,297,810

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	694,249
Class C Shares	118,733
Class R Shares	927,650
Class R6 Shares	511,977
Institutional Service Class Shares	2,825

Total	2,255,434

10

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.12
Class C Shares (b)	$8.05
Class R Shares	$8.10
Class R6 Shares	$8.14
Institutional Service Class Shares	$8.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.62

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$376,000
Interest income from affiliated issuers	101,558
Dividend income from unaffiliated issuers	19,984
Income from securities lending (Note 2)	107
Other income	69

Total Income	497,718

EXPENSES:
Investment advisory fees	25,995
Distribution fees Class A	14,680
Distribution fees Class C	12,879
Distribution fees Class R	43,382
Administrative servicing fees Class A	14,581
Administrative servicing fees Class C	1,892
Administrative servicing fees Class R	21,691
Professional fees	445
Trustee fees	602

Total Expenses	136,147

NET INVESTMENT INCOME	361,571

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	429,824
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	497,149
Transactions in investment securities of unaffiliated issuers	(10,540)

Net realized gains	916,433

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(1,258,810)
Investment securities of unaffiliated issuers	(74,470)

Net change in unrealized appreciation/depreciation	(1,333,280)

Net realized/unrealized losses	(416,847)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(55,276)

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$361,571	$444,779
Net realized gains	916,433	564,956
Net change in unrealized appreciation/depreciation	(1,333,280)	1,059,848

Change in net assets resulting from operations	(55,276)	2,069,583

Distributions to Shareholders From:
Distributable earnings:
Class A	(243,531)	(248,647	)(a)
Class C	(53,731)	(58,896	)(a)
Class R	(355,720)	(482,098	)(a)
Class R6 (b)	(211,444)	(305,169	)(a)
Institutional Service Class	(1,245)	(1,242	)(a)

Change in net assets from shareholder distributions	(865,671)	(1,096,052)

Change in net assets from capital transactions	(3,398,830)	(2,705,299)

Change in net assets	(4,319,777)	(1,731,768)

Net Assets:
Beginning of year	22,617,587	24,349,355

End of year	$18,297,810	$22,617,587	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,918,625	$4,350,465
Dividends reinvested	243,389	248,496
Cost of shares redeemed	(2,739,993)	(3,392,949)

Total Class A Shares	(577,979)	1,206,012

Class C Shares
Proceeds from shares issued	143,500	–
Dividends reinvested	53,731	58,896
Cost of shares redeemed	(734,314)	(12,755)

Total Class C Shares	(537,083)	46,141

Class R Shares
Proceeds from shares issued	886,489	1,399,487
Dividends reinvested	355,720	482,098
Cost of shares redeemed	(3,329,999)	(3,713,885)

Total Class R Shares	(2,087,790)	(1,832,300)

Class R6 Shares (b)
Proceeds from shares issued	1,931,128	4,691,147
Dividends reinvested	211,444	305,169
Cost of shares redeemed	(2,335,624)	(7,123,182)

Total Class R6 Shares	(193,052)	(2,126,866)

Institutional Service Class Shares
Proceeds from shares issued	1,480	913
Dividends reinvested	1,245	1,242
Cost of shares redeemed	(5,651)	(441)

Total Institutional Service Class Shares	(2,926)	1,714

Change in net assets from capital transactions	$(3,398,830)	$(2,705,299)

13

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	229,479	531,845
Reinvested	29,111	30,724
Redeemed	(326,478)	(412,013)

Total Class A Shares	(67,888)	150,556

Class C Shares
Issued	17,121	–
Reinvested	6,485	7,367
Redeemed	(88,897)	(1,541)

Total Class C Shares	(65,291)	5,826

Class R Shares
Issued	106,309	170,134
Reinvested	42,708	59,932
Redeemed	(395,176)	(449,615)

Total Class R Shares	(246,159)	(219,549)

Class R6 Shares (b)
Issued	228,801	568,755
Reinvested	25,266	37,747
Redeemed	(277,314)	(866,064)

Total Class R6 Shares	(23,247)	(259,562)

Institutional Service Class Shares
Issued	177	111
Reinvested	149	153
Redeemed	(680)	(54)

Total Institutional Service Class Shares	(354)	210

Total change in shares	(402,939)	(322,519)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $110,800, $19,696, $183,648, $134,664 and $597 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $137,847, $39,200, $298,450, $170,505 and $645 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $27,727.

The accompanying notes are an integral part of these financial statements.

14

Statement of Cash Flows

For the Year Ended October 31, 2018

Nationwide Destination 2010 Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(55,276)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(6,161,828)
Proceeds from disposition of investment securities of affiliated issuers	10,667,343
Purchase of investment securities of unaffiliated issuers	(624,692)
Proceeds from disposition of investment securities of unaffiliated issuers	528,075
Reinvestment of dividend income from affiliated issuers	(376,000)
Reinvestment of dividend income from unaffiliated issuers	(19,984)
Reinvestment of interest income from affiliated issuers	(101,558)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	1,258,810
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	74,470
Reinvestment of net realized gain distributions from affiliated underlying funds	(429,824)
Net realized gain from investment transactions with affiliated issuers	(497,149)
Net realized loss from investment transactions with unaffiliated issuers	10,540
Decrease in receivable for investments sold	196,255
Increase in payable for investments purchased	27,940
Decrease in investment advisory fees payable	(471)
Decrease in distribution fees payable	(1,729)
Decrease in administrative servicing fees payable	(120)
Increase in trustee fees payable	1
Increase in professional fees payable	5

Net cash provided by operating activities	4,494,808

Cash flows used in financing activities:
Proceeds from shares issued	4,858,304
Cost of shares redeemed	(9,352,843)
Cash distributions paid to shareholders	(142)

Net cash used in financing activities	(4,494,681)

Net increase in cash	127

Cash:
Beginning of period	–

End of period	$127

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $865,529.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $927,366.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$8.52	0.15	(0.20)	(0.05)	(0.16)	(0.19)	(0.35)	$8.12	(0.59%	)	$5,640,637	0.63%	1.83%	0.63%	38.46%
Year Ended October 31, 2017	$8.18	0.15	0.57	0.72	(0.16)	(0.22)	(0.38)	$8.52	9.11%		$6,495,817	0.62%	1.83%	0.62%	57.25%
Year Ended October 31, 2016	$8.52	0.12	0.10	0.22	(0.14)	(0.42)	(0.56)	$8.18	2.81%		$5,002,312	0.62%	1.52%	0.62%	41.58%
Year Ended October 31, 2015	$9.11	0.14	(0.07)	0.07	(0.17)	(0.49)	(0.66)	$8.52	0.74%		$4,107,109	0.56%	1.61%	0.56%	38.40%
Year Ended October 31, 2014	$9.07	0.14	0.30	0.44	(0.14)	(0.26)	(0.40)	$9.11	5.02%		$2,784,131	0.62%	1.55%	0.62%	29.54%

Class C Shares
Year Ended October 31, 2018	$8.45	0.10	(0.21)	(0.11)	(0.10)	(0.19)	(0.29)	$8.05	(1.30%	)	$956,250	1.28%	1.25%	1.28%	38.46%
Year Ended October 31, 2017	$8.11	0.10	0.57	0.67	(0.11)	(0.22)	(0.33)	$8.45	8.51%		$1,554,626	1.26%	1.26%	1.26%	57.25%
Year Ended October 31, 2016	$8.46	0.07	0.08	0.15	(0.08)	(0.42)	(0.50)	$8.11	2.03%		$1,445,899	1.27%	0.88%	1.27%	41.58%
Year Ended October 31, 2015	$9.04	0.08	(0.07)	0.01	(0.10)	(0.49)	(0.59)	$8.46	0.13%		$1,444,567	1.27%	0.93%	1.27%	38.40%
Year Ended October 31, 2014	$9.02	0.07	0.31	0.38	(0.10)	(0.26)	(0.36)	$9.04	4.37%		$1,566,876	1.20%	0.83%	1.20%	29.54%

Class R Shares (g)
Year Ended October 31, 2018	$8.49	0.13	(0.19)	(0.06)	(0.14)	(0.19)	(0.33)	$8.10	(0.73%	)	$7,511,136	0.89%	1.61%	0.89%	38.46%
Year Ended October 31, 2017	$8.16	0.14	0.55	0.69	(0.14)	(0.22)	(0.36)	$8.49	8.72%		$9,970,294	0.88%	1.66%	0.88%	57.25%
Year Ended October 31, 2016	$8.50	0.10	0.09	0.19	(0.11)	(0.42)	(0.53)	$8.16	2.53%		$11,363,437	0.89%	1.29%	0.89%	41.58%
Year Ended October 31, 2015	$9.08	0.12	(0.08)	0.04	(0.13)	(0.49)	(0.62)	$8.50	0.47%		$12,866,836	0.88%	1.34%	0.88%	38.40%
Year Ended October 31, 2014	$9.05	0.10	0.31	0.41	(0.12)	(0.26)	(0.38)	$9.08	4.71%		$16,866,896	0.88%	1.14%	0.88%	29.54%

Class R6 Shares (h)
Year Ended October 31, 2018	$8.54	0.20	(0.20)	–	(0.21)	(0.19)	(0.40)	$8.14	(0.08%	)	$4,166,817	0.14%	2.37%	0.14%	38.46%
Year Ended October 31, 2017	$8.20	0.21	0.55	0.76	(0.20)	(0.22)	(0.42)	$8.54	9.63%		$4,569,736	0.13%	2.49%	0.13%	57.25%
Year Ended October 31, 2016	$8.54	0.17	0.09	0.26	(0.18)	(0.42)	(0.60)	$8.20	3.31%		$6,513,396	0.13%	2.04%	0.13%	41.58%
Year Ended October 31, 2015	$9.12	0.18	(0.07)	0.11	(0.20)	(0.49)	(0.69)	$8.54	1.25%		$7,517,394	0.13%	2.06%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.16	0.33	0.49	(0.19)	(0.26)	(0.45)	$9.12	5.60%		$7,386,185	0.13%	1.81%	0.13%	29.54%

Institutional Service Class Shares
Year Ended October 31, 2018	$8.53	0.20	(0.20)	–	(0.21)	(0.19)	(0.40)	$8.13	(0.08%	)	$22,970	0.13%	2.37%	0.13%	38.46%
Year Ended October 31, 2017	$8.19	0.19	0.57	0.76	(0.20)	(0.22)	(0.42)	$8.53	9.57%		$27,114	0.19%	2.33%	0.19%	57.25%
Year Ended October 31, 2016	$8.52	0.19	0.05	0.24	(0.15)	(0.42)	(0.57)	$8.19	3.12%		$24,311	0.29%	2.29%	0.29%	41.58%
Year Ended October 31, 2015	$9.11	0.17	(0.07)	0.10	(0.20)	(0.49)	(0.69)	$8.52	1.14%		$72,638	0.13%	1.98%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.17	0.31	0.48	(0.19)	(0.26)	(0.45)	$9.11	5.49%		$22,863	0.13%	1.90%	0.13%	29.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

16

Fund Commentary	Nationwide Destination 2015 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2015 Fund (Institutional Service Class) registered -0.40% versus 0.14% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2015 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2015 (consisting of 136 funds as of October 31, 2018) was -0.51% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar, and global trade concerns and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury

Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Five of the Fund’s 11 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 7.19%. The second-largest contributor to Fund performance during the reporting period was the Fund’s allocation to the Nationwide Contract, which posted a return of 2.77%. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying Nationwide Bond Index Fund, which registered -7.22% and -2.38%, respectively.

During the reporting period, the Fund reduced its allocation to mid-cap stocks in favor of large-cap stocks, and moved exposure from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Inflation-Protected Securities Fund and the Nationwide Amundi Strategic Income Fund. Allocations to the Nationwide Contract and the iShares 20+ Year Treasury ETF also were increased to manage the fixed-income positioning of the portfolio.

From an underlying fund standpoint, the iShares iBoxx High Yield Corporate Bond ETF was removed and a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

The Fund did not hold derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

17

Fund Commentary (cont.)	Nationwide Destination 2015 Fund

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

18

Fund Overview	Nationwide Destination 2015 Fund

Asset Allocation†

Equity Funds	48.1%
Fixed Income Funds	30.0%
Investment Contract	16.2%
Alternative Assets	5.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	23.9%
Nationwide Contract	16.2%
Nationwide International Index Fund, Class R6	14.7%
Nationwide Bond Index Fund, Class R6	11.7%
Nationwide Core Plus Bond Fund, Class R6	9.2%
Nationwide Inflation-Protected Securities Fund, Class R6	6.2%
Nationwide Mid Cap Market Index Fund, Class R6	5.7%
Nationwide Amundi Strategic Income Fund, Class R6	5.7%
iShares 20+ Year Treasury Bond ETF	3.0%
iShares Core MSCI Emerging Markets ETF	1.9%
Nationwide Small Cap Index Fund, Class R6	1.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

19

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.66)%	3.79%	6.57%
	w/SC2	(6.38)%	2.56%	5.94%
Class C	w/o SC1	(1.21)%	3.18%	5.99%
	w/SC3	(2.15)%	N/A	N/A
Class R4,5		(0.92)%	3.49%	6.28%
Class R6[4,6]		(0.15)%	4.26%	7.08%
Institutional Service Class[4]		(0.40)%	4.00%	6.82%
Morningstar® Lifetime Allocation Moderate 2015 Index		0.14%	4.20%	7.93%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.43%
Class R	1.13%
Class R6	0.38%
Institutional Service Class	0.63%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

20

Fund Performance (cont.)	Nationwide Destination 2015 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2015 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2015 Index and the Consumer Price Index (CPI) over the 10–year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

21

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense	Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	985.50	3.10	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	982.60	5.90	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	984.00	4.45	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	989.10	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	987.80	1.95	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

22

Statement of Investments

October 31, 2018

Nationwide Destination 2015 Fund

Investment Companies 78.9%

	Shares	Value

Alternative Assets 5.7%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	390,865	$3,990,727

Total Alternative Assets (cost $4,082,231)		3,990,727

Equity Funds 46.2%
Nationwide International Index Fund, Class R6 (a)	1,354,242	10,319,325
Nationwide Mid Cap Market Index Fund, Class R6 (a)	231,577	4,024,813
Nationwide S&P 500 Index Fund, Class R6 (a)	1,023,124	16,809,934
Nationwide Small Cap Index Fund, Class R6 (a)	94,429	1,309,730

Total Equity Funds (cost $31,142,847)		32,463,802

Fixed Income Funds 27.0%
Nationwide Bond Index Fund, Class R6 (a)	784,252	8,218,961
Nationwide Core Plus Bond Fund, Class R6 (a)	663,681	6,470,890
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	459,011	4,342,244

Total Fixed Income Funds (cost $19,835,192)		19,032,095

Total Investment Companies (cost $55,060,270)		55,486,624

Exchange Traded Funds 4.9%
Equity Fund 1.9%
iShares Core MSCI Emerging Markets ETF	28,806	1,361,372

Fixed Income Fund 3.0%
iShares 20+ Year Treasury Bond ETF	18,688	2,122,583

Total Exchange Traded Funds (cost $3,772,417)		3,483,955

Investment Contract 16.2%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$11,372,582	11,372,582

Total Investment Contract (cost $11,372,582)		11,372,582

Total Investments (cost $70,205,269) — 100.0%		70,343,161

Liabilities in excess of other assets — 0.0%†		(30,915)

NET ASSETS — 100.0%		$70,312,246

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

23

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2015 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $66,432,852)	$66,859,206
Investment securities of unaffiliated issuers, at value (cost $3,772,417)	3,483,955
Cash	269
Receivable for investments sold	58,772
Receivable for capital shares issued	5,512

Total Assets	70,407,714

Liabilities:
Payable for capital shares redeemed	64,284
Accrued expenses and other payables:
Investment advisory fees	7,950
Distribution fees	11,351
Administrative servicing fees	11,158
Trustee fees	208
Professional fees	517

Total Liabilities	95,468

Net Assets	$70,312,246

Represented by:
Capital	$67,418,105
Total distributable earnings (loss)	2,894,141

Net Assets	$70,312,246

Net Assets:
Class A Shares	$5,541,596
Class C Shares	1,059,882
Class R Shares	21,515,708
Class R6 Shares	16,519,758
Institutional Service Class Shares	25,675,302

Total	$70,312,246

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	667,695
Class C Shares	128,604
Class R Shares	2,604,702
Class R6 Shares	1,983,741
Institutional Service Class Shares	3,090,704

Total	8,475,446

24

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.30
Class C Shares (b)	$8.24
Class R Shares	$8.26
Class R6 Shares	$8.33
Institutional Service Class Shares	$8.31
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.81

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

25

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,554,684
Interest income from affiliated issuers	334,211
Dividend income from unaffiliated issuers	118,016
Income from securities lending (Note 2)	230
Other income	131

Total Income	2,007,272

EXPENSES:
Investment advisory fees	104,391
Distribution fees Class A	15,374
Distribution fees Class C	9,431
Distribution fees Class R	119,377
Administrative servicing fees Class A	14,144
Administrative servicing fees Class C	448
Administrative servicing fees Class R	59,689
Administrative servicing fees Institutional Service Class	70,446
Professional fees	1,797
Trustee fees	2,403

Total Expenses	397,500

NET INVESTMENT INCOME	1,609,772

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	2,289,366
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,079,639
Transactions in investment securities of unaffiliated issuers	257

Net realized gains	3,369,262

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(4,640,511)
Investment securities of unaffiliated issuers	(397,869)

Net change in unrealized appreciation/depreciation	(5,038,380)

Net realized/unrealized losses	(1,669,118)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,346)

The accompanying notes are an integral part of these financial statements.

26

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$1,609,772	$2,110,212
Net realized gains	3,369,262	3,927,943
Net change in unrealized appreciation/depreciation	(5,038,380)	4,862,887

Change in net assets resulting from operations	(59,346)	10,901,042

Distributions to Shareholders From:
Distributable earnings:
Class A	(345,773)	(672,751	)(a)
Class C	(50,237)	(56,900	)(a)
Class R	(1,330,647)	(1,946,749	)(a)
Class R6 (b)	(1,531,449)	(2,363,125	)(a)
Institutional Service Class	(1,665,396)	(2,376,661	)(a)

Change in net assets from shareholder distributions	(4,923,502)	(7,416,186)

Change in net assets from capital transactions	(18,817,275)	(19,843,531)

Change in net assets	(23,800,123)	(16,358,675)

Net Assets:
Beginning of year	94,112,369	110,471,044

End of year	$70,312,246	$94,112,369	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,270,438	$2,438,927
Dividends reinvested	345,773	672,751
Cost of shares redeemed	(5,369,313)	(3,686,939)

Total Class A Shares	(3,753,102)	(575,261)

Class C Shares
Proceeds from shares issued	218,004	71,526
Dividends reinvested	50,190	56,844
Cost of shares redeemed	(153,130)	(57,083)

Total Class C Shares	115,064	71,287

Class R Shares
Proceeds from shares issued	1,761,706	1,764,327
Dividends reinvested	1,330,647	1,946,749
Cost of shares redeemed	(7,486,321)	(8,759,522)

Total Class R Shares	(4,393,968)	(5,048,446)

Class R6 Shares (b)
Proceeds from shares issued	4,803,169	7,610,768
Dividends reinvested	1,531,449	2,363,125
Cost of shares redeemed	(14,846,316)	(18,208,550)

Total Class R6 Shares	(8,511,698)	(8,234,657)

Institutional Service Class Shares
Proceeds from shares issued	5,167,772	6,647,056
Dividends reinvested	1,665,396	2,376,661
Cost of shares redeemed	(9,106,739)	(15,080,171)

Total Institutional Service Class Shares	(2,273,571)	(6,056,454)

Change in net assets from capital transactions	$(18,817,275)	$(19,843,531)

27

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	147,775	285,570
Reinvested	40,350	81,488
Redeemed	(614,051)	(431,062)

Total Class A Shares	(425,926)	(64,004)

Class C Shares
Issued	26,081	8,498
Reinvested	5,899	6,937
Redeemed	(17,986)	(6,642)

Total Class C Shares	13,994	8,793

Class R Shares
Issued	205,590	207,251
Reinvested	156,018	236,982
Redeemed	(868,236)	(1,031,769)

Total Class R Shares	(506,628)	(587,536)

Class R6 Shares (b)
Issued	549,601	894,590
Reinvested	178,278	285,323
Redeemed	(1,721,283)	(2,152,926)

Total Class R6 Shares	(993,404)	(973,013)

Institutional Service Class Shares
Issued	596,422	780,644
Reinvested	194,291	287,552
Redeemed	(1,051,564)	(1,772,807)

Total Institutional Service Class Shares	(260,851)	(704,611)

Total change in shares	(2,172,815)	(2,320,371)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $192,491, $13,253, $487,113, $743,541 and $702,472 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $480,260, $43,647, $1,459,636, $1,619,584 and $1,674,189 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $107,487.

The accompanying notes are an integral part of these financial statements.

28

Statement of Cash Flows

For the Year Ended October 31, 2018

Nationwide Destination 2015 Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(59,346)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(16,533,394)
Proceeds from disposition of investment securities of affiliated issuers	39,763,356
Purchase of investment securities of unaffiliated issuers	(1,766,696)
Proceeds from disposition of investment securities of unaffiliated issuers	2,706,564
Reinvestment of dividend income from affiliated issuers	(1,554,684)
Reinvestment of dividend income from unaffiliated issuers	(118,016)
Reinvestment of interest income from affiliated issuers	(334,211)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	4,640,511
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	397,869
Reinvestment of net realized gain distributions from affiliated underlying funds	(2,289,366)
Net realized gain from investment transactions with affiliated issuers	(1,079,639)
Net realized gain from investment transactions with unaffiliated issuers	(257)
Increase in receivable for investments sold	(3,209)
Decrease in investment advisory fees payable	(2,500)
Decrease in distribution fees payable	(3,267)
Decrease in administrative servicing fees payable	(2,079)
Decrease in trustee fees payable	(19)
Increase in professional fees payable	2

Net cash provided by operating activities	23,761,619

Cash flows used in financing activities:
Proceeds from shares issued	13,224,863
Cost of shares redeemed	(36,986,166)
Cash distributions paid to shareholders	(47)

Net cash used in financing activities	(23,761,350)

Net increase in cash	269

Cash:
Beginning of period	–

End of period	$269

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $4,923,455.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $4,296,277.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

29

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$8.84	0.16	(0.21)	(0.05)	(0.17)	(0.32)	(0.49)	$8.30	(0.66%	)	$5,541,596	0.62%	1.85%	0.62%	28.01%
Year Ended October 31, 2017	$8.52	0.16	0.74	0.90	(0.17)	(0.41)	(0.58)	$8.84	11.10%		$9,665,357	0.61%	1.93%	0.61%	34.93%
Year Ended October 31, 2016	$9.04	0.12	0.09	0.21	(0.14)	(0.59)	(0.73)	$8.52	2.70%		$9,859,906	0.61%	1.45%	0.61%	25.79%
Year Ended October 31, 2015	$9.79	0.15	(0.09)	0.06	(0.18)	(0.63)	(0.81)	$9.04	0.64%		$10,533,102	0.54%	1.63%	0.54%	20.91%
Year Ended October 31, 2014	$9.62	0.15	0.37	0.52	(0.14)	(0.21)	(0.35)	$9.79	5.60%		$11,150,884	0.62%	1.52%	0.62%	27.46%

Class C Shares
Year Ended October 31, 2018	$8.78	0.11	(0.21)	(0.10)	(0.12)	(0.32)	(0.44)	$8.24	(1.21%	)	$1,059,882	1.18%	1.29%	1.18%	28.01%
Year Ended October 31, 2017	$8.47	0.11	0.73	0.84	(0.12)	(0.41)	(0.53)	$8.78	10.43%		$1,006,455	1.18%	1.32%	1.18%	34.93%
Year Ended October 31, 2016	$9.00	0.07	0.08	0.15	(0.09)	(0.59)	(0.68)	$8.47	2.03%		$896,029	1.18%	0.87%	1.18%	25.79%
Year Ended October 31, 2015	$9.74	0.10	(0.09)	0.01	(0.12)	(0.63)	(0.75)	$9.00	0.08%		$812,211	1.19%	1.05%	1.19%	20.91%
Year Ended October 31, 2014	$9.60	0.08	0.38	0.46	(0.11)	(0.21)	(0.32)	$9.74	4.95%		$1,031,938	1.15%	0.88%	1.15%	27.46%

Class R Shares (g)
Year Ended October 31, 2018	$8.80	0.14	(0.21)	(0.07)	(0.15)	(0.32)	(0.47)	$8.26	(0.92%	)	$21,515,708	0.89%	1.60%	0.89%	28.01%
Year Ended October 31, 2017	$8.48	0.14	0.73	0.87	(0.14)	(0.41)	(0.55)	$8.80	10.84%		$27,379,736	0.88%	1.66%	0.88%	34.93%
Year Ended October 31, 2016	$9.01	0.10	0.07	0.17	(0.11)	(0.59)	(0.70)	$8.48	2.29%		$31,374,559	0.89%	1.20%	0.89%	25.79%
Year Ended October 31, 2015	$9.75	0.12	(0.09)	0.03	(0.14)	(0.63)	(0.77)	$9.01	0.36%		$41,345,461	0.88%	1.35%	0.88%	20.91%
Year Ended October 31, 2014	$9.60	0.11	0.38	0.49	(0.13)	(0.21)	(0.34)	$9.75	5.28%		$56,452,141	0.88%	1.18%	0.88%	27.46%

Class R6 Shares (h)
Year Ended October 31, 2018	$8.87	0.21	(0.22)	(0.01)	(0.21)	(0.32)	(0.53)	$8.33	(0.15%	)	$16,519,758	0.14%	2.41%	0.14%	28.01%
Year Ended October 31, 2017	$8.55	0.21	0.73	0.94	(0.21)	(0.41)	(0.62)	$8.87	11.61%		$26,404,668	0.13%	2.46%	0.13%	34.93%
Year Ended October 31, 2016	$9.07	0.16	0.09	0.25	(0.18)	(0.59)	(0.77)	$8.55	3.20%		$33,754,228	0.13%	1.92%	0.13%	25.79%
Year Ended October 31, 2015	$9.82	0.19	(0.09)	0.10	(0.22)	(0.63)	(0.85)	$9.07	1.04%		$29,077,229	0.13%	2.05%	0.13%	20.91%
Year Ended October 31, 2014	$9.67	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$9.82	6.03%		$27,775,167	0.13%	1.86%	0.13%	27.46%

Institutional Service Class Shares
Year Ended October 31, 2018	$8.85	0.18	(0.21)	(0.03)	(0.19)	(0.32)	(0.51)	$8.31	(0.40%	)	$25,675,302	0.39%	2.10%	0.39%	28.01%
Year Ended October 31, 2017	$8.53	0.18	0.74	0.92	(0.19)	(0.41)	(0.60)	$8.85	11.35%		$29,656,153	0.38%	2.16%	0.38%	34.93%
Year Ended October 31, 2016	$9.05	0.14	0.09	0.23	(0.16)	(0.59)	(0.75)	$8.53	2.93%		$34,586,322	0.38%	1.68%	0.38%	25.79%
Year Ended October 31, 2015	$9.80	0.17	(0.10)	0.07	(0.19)	(0.63)	(0.82)	$9.05	0.79%		$43,835,091	0.38%	1.83%	0.38%	20.91%
Year Ended October 31, 2014	$9.65	0.16	0.38	0.54	(0.18)	(0.21)	(0.39)	$9.80	5.77%		$49,742,140	0.38%	1.70%	0.38%	27.46%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

30

Fund Commentary	Nationwide Destination 2020 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2020 Fund (Institutional Service Class) registered -0.25% versus 0.07% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2020 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2020 (consisting of 252 funds as of October 31, 2018), was -0.64% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth and global trade concerns and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Five of the Fund’s 11 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 7.19%. The second-largest contributor to Fund performance during the reporting period was the Fund’s allocation to the Nationwide Contract, which posted a return of 2.77%. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying Nationwide Bond Index Fund, which registered -7.22% and -2.38%, respectively.

During the reporting period, the Fund reduced its allocation to small-cap and mid-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure within non-U.S. equities. Exposure was shifted from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Inflation-Protected Securities Fund and the Nationwide Amundi Strategic Income Fund. Allocations to the Nationwide Contract and the iShares 20+ Year Treasury ETF also were increased.

From an underlying fund standpoint, the iShares iBoxx High Yield Corporate Bond ETF was removed and a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

The Fund did not hold derivatives during the reporting period.

31

Fund Commentary (cont.)	Nationwide Destination 2020 Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

32

Fund Overview	Nationwide Destination 2020 Fund

Asset Allocation†

Equity Funds	55.5%
Fixed Income Funds	29.1%
Investment Contract	11.2%
Alternative Assets	4.2%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	26.8%
Nationwide International Index Fund, Class R6	16.8%
Nationwide Bond Index Fund, Class R6	14.2%
Nationwide Contract	11.2%
Nationwide Core Plus Bond Fund, Class R6	8.2%
Nationwide Mid Cap Market Index Fund, Class R6	7.2%
Nationwide Inflation-Protected Securities Fund, Class R6	4.7%
Nationwide Amundi Strategic Income Fund, Class R6	4.2%
iShares Core MSCI Emerging Markets ETF	2.4%
Nationwide Small Cap Index Fund, Class R6	2.3%
iShares 20+ Year Treasury Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

33

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.49)%	4.13%	7.32%
	w/SC2	(6.25)%	2.90%	6.68%
Class C	w/o SC1	(1.15)%	3.48%	6.73%
	w/SC3	(2.06)%	N/A	N/A
Class R4,5		(0.77)%	3.82%	7.05%
Class R6[4,6]		(0.10)%	4.61%	7.85%
Institutional Service Class[4]		(0.25)%	4.35%	7.57%
Morningstar® Lifetime Allocation Moderate 2020 Index		0.07%	4.61%	8.56%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.49%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

34

Fund Performance (cont.)	Nationwide Destination 2020 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2020 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2020 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

35

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	982.80	3.20	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	979.50	6.19	1.24
	Hypothetical	(b)(c)	1,000.00	1,018.95	6.31	1.24
Class R Shares	Actual	(b)	1,000.00	981.40	4.44	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	985.40	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	984.10	1.95	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

36

Statement of Investments

October 31, 2018

Nationwide Destination 2020 Fund

Investment Companies 84.4%

	Shares	Value

Alternative Assets 4.2%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	868,279	$8,865,130

Total Alternative Assets (cost $9,066,806)		8,865,130

Equity Funds 53.1%
Nationwide International Index Fund, Class R6 (a)	4,650,282	35,435,150
Nationwide Mid Cap Market Index Fund, Class R6 (a)	876,818	15,239,089
Nationwide S&P 500 Index Fund, Class R6 (a)	3,445,039	56,601,984
Nationwide Small Cap Index Fund, Class R6 (a)	358,750	4,975,858

Total Equity Funds (cost $108,265,371)		112,252,081

Fixed Income Funds 27.1%
Nationwide Bond Index Fund, Class R6 (a)	2,871,677	30,095,180
Nationwide Core Plus Bond Fund, Class R6 (a)	1,783,767	17,391,728
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,041,757	9,855,023

Total Fixed Income Funds (cost $59,968,187)		57,341,931

Total Investment Companies (cost $177,300,364)		178,459,142

Exchange Traded Funds 4.4%
Equity Fund 2.4%
iShares Core MSCI Emerging Markets ETF	108,455	5,125,583

Fixed Income Fund 2.0%
iShares 20+ Year Treasury Bond ETF	37,181	4,223,018

Total Exchange Traded Funds (cost $10,291,003)		9,348,601

Investment Contract 11.2%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$23,680,455	23,680,455

Total Investment Contract (cost $23,680,455)		23,680,455

Total Investments (cost $211,271,822) — 100.0%		211,488,198

Liabilities in excess of other assets — 0.0%†		(86,535)

NET ASSETS — 100.0%		$211,401,663

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

37

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2020 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $200,980,819)	$202,139,597
Investment securities of unaffiliated issuers, at value (cost $10,291,003)	9,348,601
Cash	557
Receivable for investments sold	331,105
Receivable for capital shares issued	30,334

Total Assets	211,850,194

Liabilities:
Payable for capital shares redeemed	361,439
Accrued expenses and other payables:
Investment advisory fees	23,847
Distribution fees	28,068
Administrative servicing fees	33,078
Trustee fees	613
Professional fees	1,486

Total Liabilities	448,531

Net Assets	$211,401,663

Represented by:
Capital	$199,906,235
Total distributable earnings (loss)	11,495,428

Net Assets	$211,401,663

Net Assets:
Class A Shares	$20,838,164
Class C Shares	2,415,995
Class R Shares	49,535,267
Class R6 Shares	48,611,693
Institutional Service Class Shares	90,000,544

Total	$211,401,663

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,282,302
Class C Shares	268,370
Class R Shares	5,442,117
Class R6 Shares	5,288,033
Institutional Service Class Shares	9,835,706

Total	23,116,528

38

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.13
Class C Shares (b)	$9.00
Class R Shares	$9.10
Class R6 Shares	$9.19
Institutional Service Class Shares	$9.15
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.69

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

39

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$4,705,219
Interest income from affiliated issuers	672,155
Dividend income from unaffiliated issuers	257,680
Income from securities lending (Note 2)	1,577
Other income	227

Total Income	5,636,858

EXPENSES:
Investment advisory fees	301,504
Distribution fees Class A	54,422
Distribution fees Class C	31,774
Distribution fees Class R	280,392
Administrative servicing fees Class A	52,657
Administrative servicing fees Class C	3,177
Administrative servicing fees Class R	140,196
Administrative servicing fees Institutional Service Class	238,022
Professional fees	5,223
Trustee fees	6,935

Total Expenses	1,114,302

NET INVESTMENT INCOME	4,522,556

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	8,269,709
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	4,845,342
Transactions in investment securities of unaffiliated issuers	39,023

Net realized gains	13,154,074

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(16,259,524)
Investment securities of unaffiliated issuers	(1,236,658)

Net change in unrealized appreciation/depreciation	(17,496,182)

Net realized/unrealized losses	(4,342,108)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$180,448

The accompanying notes are an integral part of these financial statements.

40

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$4,522,556	$5,478,979
Net realized gains	13,154,074	16,010,858
Net change in unrealized appreciation/depreciation	(17,496,182)	10,719,531

Change in net assets resulting from operations	180,448	32,209,368

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,656,666)	(1,379,214	)(a)
Class C	(267,233)	(220,429	)(a)
Class R	(4,488,825)	(4,174,567	)(a)
Class R6 (b)	(5,513,749)	(5,332,275	)(a)
Institutional Service Class	(7,675,989)	(6,855,338	)(a)

Change in net assets from shareholder distributions	(19,602,462)	(17,961,823)

Change in net assets from capital transactions	(26,156,686)	(20,409,194)

Change in net assets	(45,578,700)	(6,161,649)

Net Assets:
Beginning of year	256,980,363	263,142,012

End of year	$211,401,663	$256,980,363	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,495,037	$6,782,728
Dividends reinvested	1,656,649	1,379,214
Cost of shares redeemed	(5,910,168)	(6,683,882)

Total Class A Shares	241,518	1,478,060

Class C Shares
Proceeds from shares issued	11,500	35,074
Dividends reinvested	267,233	220,429
Cost of shares redeemed	(1,325,096)	(276,944)

Total Class C Shares	(1,046,363)	(21,441)

Class R Shares
Proceeds from shares issued	4,321,979	5,614,607
Dividends reinvested	4,488,825	4,174,567
Cost of shares redeemed	(17,030,530)	(16,603,872)

Total Class R Shares	(8,219,726)	(6,814,698)

Class R6 Shares (b)
Proceeds from shares issued	12,614,068	15,118,143
Dividends reinvested	5,513,749	5,332,275
Cost of shares redeemed	(34,640,366)	(28,379,333)

Total Class R6 Shares	(16,512,549)	(7,928,915)

Institutional Service Class Shares
Proceeds from shares issued	16,606,384	17,379,835
Dividends reinvested	7,675,989	6,855,338
Cost of shares redeemed	(24,901,939)	(31,357,373)

Total Institutional Service Class Shares	(619,566)	(7,122,200)

Change in net assets from capital transactions	$(26,156,686)	$(20,409,194)

41

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	471,540	713,731
Reinvested	175,621	149,933
Redeemed	(612,058)	(697,507)

Total Class A Shares	35,103	166,157

Class C Shares
Issued	1,234	3,782
Reinvested	28,717	24,334
Redeemed	(141,100)	(28,801)

Total Class C Shares	(111,149)	(685)

Class R Shares
Issued	454,611	589,960
Reinvested	477,064	455,895
Redeemed	(1,777,097)	(1,752,186)

Total Class R Shares	(845,422)	(706,331)

Class R6 Shares (b)
Issued	1,289,502	1,581,569
Reinvested	580,839	576,031
Redeemed	(3,599,541)	(3,003,858)

Total Class R6 Shares	(1,729,200)	(846,258)

Institutional Service Class Shares
Issued	1,731,302	1,821,145
Reinvested	811,904	743,876
Redeemed	(2,581,039)	(3,281,877)

Total Institutional Service Class Shares	(37,833)	(716,856)

Total change in shares	(2,688,501)	(2,103,973)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $424,894, $51,240, $1,088,625, $1,797,075 and $2,153,170 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $954,320, $169,189, $3,085,942, $3,535,200 and $4,702,168 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $221,276.

The accompanying notes are an integral part of these financial statements.

42

Statement of Cash Flows

For the Year Ended October 31, 2018

Nationwide Destination 2020 Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$180,448
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(33,470,818)
Proceeds from disposition of investment securities of affiliated issuers	81,644,515
Purchase of investment securities of unaffiliated issuers	(5,143,269)
Proceeds from disposition of investment securities of unaffiliated issuers	3,862,809
Reinvestment of dividend income from affiliated issuers	(4,705,219)
Reinvestment of dividend income from unaffiliated issuers	(257,680)
Reinvestment of interest income from affiliated issuers	(672,155)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	16,259,524
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	1,236,658
Reinvestment of net realized gain distributions from affiliated underlying funds	(8,269,709)
Net realized gain from investment transactions with affiliated issuers	(4,845,342)
Net realized gain from investment transactions with unaffiliated issuers	(39,023)
Increase in receivable for investments sold	(169,422)
Decrease in payable for investments purchased	(16,576)
Decrease in investment advisory fees payable	(4,387)
Decrease in distribution fees payable	(6,118)
Increase in administrative servicing fees payable	291
Increase in trustee fees payable	19
Increase in professional fees payable	168

Net cash provided by operating activities	45,584,714

Cash flows used in financing activities:
Proceeds from shares issued	38,046,399
Cost of shares redeemed	(83,649,601)
Cash distributions paid to shareholders	(17)

Net cash used in financing activities	(45,603,219)

Net decrease in cash	(18,505)

Cash:
Beginning of period	19,062

End of period	$557

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $19,602,445.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $13,904,763.

The accompanying notes are an integral part of these financial statements.

43

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$9.94	0.17	(0.20)	(0.03)	(0.18)	(0.60)	(0.78)	$9.13	(0.49%	)	$20,838,164	0.63%	1.77%	0.63%	22.56%
Year Ended October 31, 2017	$9.41	0.18	0.99	1.17	(0.19)	(0.45)	(0.64)	$9.94	13.00%		$22,344,051	0.60%	1.93%	0.60%	34.17%
Year Ended October 31, 2016	$9.74	0.12	0.09	0.21	(0.14)	(0.40)	(0.54)	$9.41	2.38%		$19,592,496	0.60%	1.31%	0.60%	23.70%
Year Ended October 31, 2015	$10.29	0.15	(0.11)	0.04	(0.19)	(0.40)	(0.59)	$9.74	0.37%		$16,112,317	0.55%	1.56%	0.55%	15.99%
Year Ended October 31, 2014	$10.09	0.16	0.43	0.59	(0.16)	(0.23)	(0.39)	$10.29	5.98%		$12,042,352	0.62%	1.61%	0.62%	20.25%

Class C Shares
Year Ended October 31, 2018	$9.81	0.12	(0.21)	(0.09)	(0.12)	(0.60)	(0.72)	$9.00	(1.15%	)	$2,415,995	1.24%	1.23%	1.24%	22.56%
Year Ended October 31, 2017	$9.30	0.12	0.97	1.09	(0.13)	(0.45)	(0.58)	$9.81	12.24%		$3,723,244	1.23%	1.31%	1.23%	34.17%
Year Ended October 31, 2016	$9.63	0.06	0.09	0.15	(0.08)	(0.40)	(0.48)	$9.30	1.76%		$3,535,573	1.24%	0.68%	1.24%	23.70%
Year Ended October 31, 2015	$10.17	0.09	(0.11)	(0.02)	(0.12)	(0.40)	(0.52)	$9.63	(0.21%	)	$3,348,791	1.22%	0.91%	1.22%	15.99%
Year Ended October 31, 2014	$10.00	0.09	0.42	0.51	(0.11)	(0.23)	(0.34)	$10.17	5.30%		$2,953,175	1.17%	0.88%	1.17%	20.25%

Class R Shares (g)
Year Ended October 31, 2018	$9.91	0.15	(0.20)	(0.05)	(0.16)	(0.60)	(0.76)	$9.10	(0.77%	)	$49,535,267	0.89%	1.53%	0.89%	22.56%
Year Ended October 31, 2017	$9.39	0.16	0.97	1.13	(0.16)	(0.45)	(0.61)	$9.91	12.58%		$62,331,210	0.88%	1.68%	0.88%	34.17%
Year Ended October 31, 2016	$9.71	0.10	0.09	0.19	(0.11)	(0.40)	(0.51)	$9.39	2.18%		$65,655,004	0.89%	1.08%	0.89%	23.70%
Year Ended October 31, 2015	$10.25	0.13	(0.12)	0.01	(0.15)	(0.40)	(0.55)	$9.71	0.08%		$81,852,928	0.88%	1.33%	0.88%	15.99%
Year Ended October 31, 2014	$10.07	0.11	0.44	0.55	(0.14)	(0.23)	(0.37)	$10.25	5.59%		$94,769,629	0.88%	1.11%	0.88%	20.25%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.01	0.23	(0.22)	0.01	(0.23)	(0.60)	(0.83)	$9.19	(0.10%	)	$48,611,693	0.14%	2.35%	0.14%	22.56%
Year Ended October 31, 2017	$9.47	0.24	0.98	1.22	(0.23)	(0.45)	(0.68)	$10.01	13.55%		$70,211,410	0.13%	2.49%	0.13%	34.17%
Year Ended October 31, 2016	$9.79	0.17	0.09	0.26	(0.18)	(0.40)	(0.58)	$9.47	2.94%		$74,470,003	0.13%	1.79%	0.13%	23.70%
Year Ended October 31, 2015	$10.34	0.20	(0.12)	0.08	(0.23)	(0.40)	(0.63)	$9.79	0.75%		$62,653,169	0.13%	2.01%	0.13%	15.99%
Year Ended October 31, 2014	$10.14	0.18	0.46	0.64	(0.21)	(0.23)	(0.44)	$10.34	6.50%		$53,889,940	0.13%	1.78%	0.13%	20.25%

Institutional Service Class Shares
Year Ended October 31, 2018	$9.96	0.19	(0.19)	–	(0.21)	(0.60)	(0.81)	$9.15	(0.25%	)	$90,000,544	0.39%	2.03%	0.39%	22.56%
Year Ended October 31, 2017	$9.43	0.21	0.98	1.19	(0.21)	(0.45)	(0.66)	$9.96	13.21%		$98,370,448	0.38%	2.15%	0.38%	34.17%
Year Ended October 31, 2016	$9.75	0.14	0.10	0.24	(0.16)	(0.40)	(0.56)	$9.43	2.69%		$99,888,936	0.38%	1.55%	0.38%	23.70%
Year Ended October 31, 2015	$10.30	0.18	(0.13)	0.05	(0.20)	(0.40)	(0.60)	$9.75	0.50%		$102,156,974	0.38%	1.80%	0.38%	15.99%
Year Ended October 31, 2014	$10.11	0.17	0.43	0.60	(0.18)	(0.23)	(0.41)	$10.30	6.15%		$98,149,868	0.38%	1.63%	0.38%	20.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

44

Fund Commentary	Nationwide Destination 2025 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2025 Fund (Institutional Service Class) registered -0.52% versus 0.13% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2025 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2025 (consisting of 223 funds as of October 31, 2018), was -0.47% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar, and global trade concerns and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Five of the Fund’s 11 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 7.19%. The second-largest contributor to Fund performance during the reporting period was the Fund’s allocation to the Nationwide Contract, which posted a return of 2.77%. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap and mid-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure within non-U.S. equities. Exposure was shifted from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Amundi Strategic Income Fund. Allocations to the Nationwide Contract and the iShares 20+ Year Treasury ETF also were increased to manage the fixed-income positioning of the portfolio.

From an underlying fund standpoint, the iShares iBoxx High Yield Corporate Bond ETF was removed and a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

45

Fund Commentary (cont.)	Nationwide Destination 2025 Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

46

Fund Overview	Nationwide Destination 2025 Fund

Asset Allocation†

Equity Funds	63.2%
Fixed Income Funds	24.2%
Investment Contract	8.9%
Alternative Assets	3.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	29.2%
Nationwide International Index Fund, Class R6	18.7%
Nationwide Bond Index Fund, Class R6	12.3%
Nationwide Contract	8.9%
Nationwide Mid Cap Market Index Fund, Class R6	7.7%
Nationwide Core Plus Bond Fund, Class R6	7.3%
iShares Core MSCI Emerging Markets ETF	3.9%
Nationwide Small Cap Index Fund, Class R6	3.8%
Nationwide Amundi Strategic Income Fund, Class R6	3.7%
iShares 20+ Year Treasury Bond ETF	2.5%
Nationwide Inflation-Protected Securities Fund, Class R6	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

47

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.68)%	4.56%	8.12%
	w/SC2	(6.38)%	3.34%	7.47%
Class C	w/o SC1	(1.28)%	3.93%	7.52%
	w/SC3	(2.20)%	N/A	N/A
Class R4,5		(0.93)%	4.26%	7.83%
Class R6[4,6]		(0.17)%	5.05%	8.64%
Institutional Service Class[4]		(0.52)%	4.77%	8.37%
Morningstar® Lifetime Allocation Moderate 2025 Index		0.13%	5.14%	9.25%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.47%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

48

Fund Performance (cont.)	Nationwide Destination 2025 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2025 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2025 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	979.10	3.19	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	976.00	6.13	1.23
	Hypothetical	(b)(c)	1,000.00	1,019.00	6.26	1.23
Class R Shares	Actual	(b)	1,000.00	977.90	4.44	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	981.80	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	980.40	1.95	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

50

Statement of Investments

October 31, 2018

Nationwide Destination 2025 Fund

Investment Companies 84.8%

	Shares	Value

Alternative Assets 3.7%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	1,034,557	$10,562,831

Total Alternative Assets (cost $10,795,057)		10,562,831

Equity Funds 59.4%
Nationwide International Index Fund, Class R6 (a)	7,035,570	53,611,046
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,272,268	22,112,015
Nationwide S&P 500 Index Fund, Class R6 (a)	5,093,019	83,678,304
Nationwide Small Cap Index Fund, Class R6 (a)	777,743	10,787,296

Total Equity Funds (cost $163,532,345)		170,188,661

Fixed Income Funds 21.7%
Nationwide Bond Index Fund, Class R6 (a)	3,354,056	35,150,502
Nationwide Core Plus Bond Fund, Class R6 (a)	2,161,607	21,075,667
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	624,170	5,904,651

Total Fixed Income Funds (cost $64,941,717)		62,130,820

Total Investment Companies (cost $239,269,119)		242,882,312

Exchange Traded Funds 6.3%
Equity Fund 3.8%
iShares Core MSCI Emerging Markets ETF	234,754	11,094,474

Fixed Income Fund 2.5%
iShares 20+ Year Treasury Bond ETF	62,989	7,154,291

Total Exchange Traded Funds (cost $20,251,650)		18,248,765

Investment Contract 8.9%

	Principal Amount

Nationwide Contract, 2.65% (a)(b)(c)(d)	$25,371,866	25,371,866

Total Investment Contract (cost $25,371,866)		25,371,866

Total Investments (cost $284,892,635) — 100.0%		286,502,943

Liabilities in excess of other assets — 0.0%†		(111,665)

NET ASSETS — 100.0%		$286,391,278

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

51

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2025 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $264,640,985)	$268,254,178
Investment securities of unaffiliated issuers, at value (cost $20,251,650)	18,248,765
Cash	1,319
Receivable for capital shares issued	1,161,373

Total Assets	287,665,635

Liabilities:
Payable for investments purchased	706,370
Payable for capital shares redeemed	455,002
Accrued expenses and other payables:
Investment advisory fees	32,158
Distribution fees	36,949
Administrative servicing fees	41,075
Trustee fees	838
Professional fees	1,965

Total Liabilities	1,274,357

Net Assets	$286,391,278

Represented by:
Capital	$267,345,310
Total distributable earnings (loss)	19,045,968

Net Assets	$286,391,278

Net Assets:
Class A Shares	$34,050,098
Class C Shares	2,133,482
Class R Shares	63,568,491
Class R6 Shares	71,500,254
Institutional Service Class Shares	115,138,953

Total	$286,391,278

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,599,382
Class C Shares	227,984
Class R Shares	6,741,738
Class R6 Shares	7,503,367
Institutional Service Class Shares	12,152,149

Total	30,224,620

52

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.46
Class C Shares (b)	$9.36
Class R Shares	$9.43
Class R6 Shares	$9.53
Institutional Service Class Shares	$9.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

53

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$6,135,652
Interest income from affiliated issuers	678,509
Dividend income from unaffiliated issuers	449,294
Income from securities lending (Note 2)	2,397
Other income	151

Total Income	7,266,003

EXPENSES:
Investment advisory fees	397,625
Distribution fees Class A	95,138
Distribution fees Class C	26,774
Distribution fees Class R	357,025
Administrative servicing fees Class A	93,893
Administrative servicing fees Class C	2,344
Administrative servicing fees Class R	178,513
Administrative servicing fees Institutional Service Class	291,710
Professional fees	6,979
Trustee fees	9,151

Total Expenses	1,459,152

NET INVESTMENT INCOME	5,806,851

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	12,279,963
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	6,907,920
Transactions in investment securities of unaffiliated issuers	63,879

Net realized gains	19,251,762

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(23,133,086)
Investment securities of unaffiliated issuers	(2,548,136)

Net change in unrealized appreciation/depreciation	(25,681,222)

Net realized/unrealized losses	(6,429,460)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(622,609)

The accompanying notes are an integral part of these financial statements.

54

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$5,806,851	$6,413,233
Net realized gains	19,251,762	20,698,221
Net change in unrealized appreciation/depreciation	(25,681,222)	17,045,343

Change in net assets resulting from operations	(622,609)	44,156,797

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,021,675)	(2,400,101	)(a)
Class C	(232,188)	(187,026	)(a)
Class R	(5,810,240)	(5,579,492	)(a)
Class R6 (b)	(7,439,868)	(6,652,527	)(a)
Institutional Service Class	(9,313,676)	(7,811,483	)(a)

Change in net assets from shareholder distributions	(25,817,647)	(22,630,629)

Change in net assets from capital transactions	(6,439,433)	(3,479,628)

Change in net assets	(32,879,689)	18,046,540

Net Assets:
Beginning of year	319,270,967	301,224,427

End of year	$286,391,278	$319,270,967	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,940,752	$8,713,160
Dividends reinvested	3,013,316	2,392,264
Cost of shares redeemed	(12,809,570)	(6,157,436)

Total Class A Shares	(1,855,502)	4,947,988

Class C Shares
Proceeds from shares issued	225,951	212,460
Dividends reinvested	232,188	187,026
Cost of shares redeemed	(1,194,361)	(147,144)

Total Class C Shares	(736,222)	252,342

Class R Shares
Proceeds from shares issued	4,595,601	8,102,424
Dividends reinvested	5,810,240	5,579,492
Cost of shares redeemed	(19,191,065)	(22,664,947)

Total Class R Shares	(8,785,224)	(8,983,031)

Class R6 Shares (b)
Proceeds from shares issued	19,900,132	20,535,945
Dividends reinvested	7,439,868	6,652,527
Cost of shares redeemed	(34,668,712)	(30,048,543)

Total Class R6 Shares	(7,328,712)	(2,860,071)

Institutional Service Class Shares
Proceeds from shares issued	23,417,752	23,878,502
Dividends reinvested	9,313,676	7,811,483
Cost of shares redeemed	(20,465,201)	(28,526,841)

Total Institutional Service Class Shares	12,266,227	3,163,144

Change in net assets from capital transactions	$(6,439,433)	$(3,479,628)

55

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	797,662	884,113
Reinvested	307,026	252,659
Redeemed	(1,280,358)	(625,279)

Total Class A Shares	(175,670)	511,493

Class C Shares
Issued	23,317	21,997
Reinvested	23,921	19,985
Redeemed	(123,806)	(15,208)

Total Class C Shares	(76,568)	26,774

Class R Shares
Issued	464,119	823,178
Reinvested	593,999	592,568
Redeemed	(1,921,008)	(2,306,712)

Total Class R Shares	(862,890)	(890,966)

Class R6 Shares (b)
Issued	1,976,480	2,073,054
Reinvested	753,241	697,486
Redeemed	(3,475,701)	(3,080,569)

Total Class R6 Shares	(745,980)	(310,029)

Institutional Service Class Shares
Issued	2,356,102	2,420,450
Reinvested	947,670	824,007
Redeemed	(2,036,384)	(2,887,310)

Total Institutional Service Class Shares	1,267,388	357,147

Total change in shares	(593,720)	(305,581)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $673,790, $40,885, $1,324,256, $2,074,496 and $2,286,098 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $1,726,311, $146,141, $4,255,236, $4,578,031 and $5,525,385 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $204,299.

The accompanying notes are an integral part of these financial statements.

56

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.34	0.17	(0.21)	(0.04)	(0.19)	(0.65)	(0.84)	$9.46	(0.68%	)	$34,050,098	0.63%	1.71%	0.63%	25.06%
Year Ended October 31, 2017	$9.67	0.19	1.19	1.38	(0.19)	(0.52)	(0.71)	$10.34	15.12%		$39,049,858	0.61%	1.89%	0.61%	41.00%
Year Ended October 31, 2016	$9.94	0.11	0.10	0.21	(0.12)	(0.36)	(0.48)	$9.67	2.44%		$31,546,828	0.61%	1.11%	0.61%	19.19%
Year Ended October 31, 2015	$10.54	0.15	(0.14)	0.01	(0.19)	(0.42)	(0.61)	$9.94	0.16%		$23,187,219	0.54%	1.50%	0.54%	11.50%
Year Ended October 31, 2014	$10.34	0.15	0.51	0.66	(0.15)	(0.31)	(0.46)	$10.54	6.56%		$17,687,789	0.62%	1.47%	0.62%	14.81%

Class C Shares
Year Ended October 31, 2018	$10.24	0.12	(0.22)	(0.10)	(0.13)	(0.65)	(0.78)	$9.36	(1.28%	)	$2,133,482	1.22%	1.18%	1.22%	25.06%
Year Ended October 31, 2017	$9.58	0.13	1.19	1.32	(0.14)	(0.52)	(0.66)	$10.24	14.55%		$3,118,589	1.21%	1.31%	1.21%	41.00%
Year Ended October 31, 2016	$9.86	0.05	0.10	0.15	(0.07)	(0.36)	(0.43)	$9.58	1.77%		$2,661,689	1.20%	0.52%	1.20%	19.19%
Year Ended October 31, 2015	$10.46	0.09	(0.14)	(0.05)	(0.13)	(0.42)	(0.55)	$9.86	(0.47%	)	$2,034,952	1.20%	0.91%	1.20%	11.50%
Year Ended October 31, 2014	$10.29	0.08	0.51	0.59	(0.11)	(0.31)	(0.42)	$10.46	5.88%		$1,839,120	1.17%	0.82%	1.17%	14.81%

Class R Shares (g)
Year Ended October 31, 2018	$10.31	0.15	(0.22)	(0.07)	(0.16)	(0.65)	(0.81)	$9.43	(0.93%	)	$63,568,491	0.89%	1.49%	0.89%	25.06%
Year Ended October 31, 2017	$9.64	0.16	1.20	1.36	(0.17)	(0.52)	(0.69)	$10.31	14.84%		$78,423,274	0.88%	1.66%	0.88%	41.00%
Year Ended October 31, 2016	$9.91	0.08	0.10	0.18	(0.09)	(0.36)	(0.45)	$9.64	2.13%		$81,876,794	0.88%	0.89%	0.88%	19.19%
Year Ended October 31, 2015	$10.50	0.13	(0.15)	(0.02)	(0.15)	(0.42)	(0.57)	$9.91	(0.14%	)	$94,100,551	0.88%	1.27%	0.88%	11.50%
Year Ended October 31, 2014	$10.32	0.11	0.51	0.62	(0.13)	(0.31)	(0.44)	$10.50	6.20%		$107,412,528	0.88%	1.05%	0.88%	14.81%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.41	0.23	(0.22)	0.01	(0.24)	(0.65)	(0.89)	$9.53	(0.17%	)	$71,500,254	0.14%	2.28%	0.14%	25.06%
Year Ended October 31, 2017	$9.73	0.25	1.19	1.44	(0.24)	(0.52)	(0.76)	$10.41	15.67%		$85,913,862	0.13%	2.48%	0.13%	41.00%
Year Ended October 31, 2016	$10.00	0.15	0.11	0.26	(0.17)	(0.36)	(0.53)	$9.73	2.89%		$83,247,797	0.13%	1.61%	0.13%	19.19%
Year Ended October 31, 2015	$10.59	0.20	(0.14)	0.06	(0.23)	(0.42)	(0.65)	$10.00	0.63%		$67,863,127	0.13%	1.94%	0.13%	11.50%
Year Ended October 31, 2014	$10.40	0.18	0.53	0.71	(0.21)	(0.31)	(0.52)	$10.59	7.03%		$57,449,074	0.13%	1.70%	0.13%	14.81%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.36	0.20	(0.23)	(0.03)	(0.21)	(0.65)	(0.86)	$9.47	(0.52%	)	$115,138,953	0.39%	1.97%	0.39%	25.06%
Year Ended October 31, 2017	$9.68	0.21	1.21	1.42	(0.22)	(0.52)	(0.74)	$10.36	15.46%		$112,765,384	0.38%	2.13%	0.38%	41.00%
Year Ended October 31, 2016	$9.95	0.13	0.10	0.23	(0.14)	(0.36)	(0.50)	$9.68	2.64%		$101,891,319	0.38%	1.37%	0.38%	19.19%
Year Ended October 31, 2015	$10.55	0.17	(0.14)	0.03	(0.21)	(0.42)	(0.63)	$9.95	0.28%		$101,137,631	0.38%	1.72%	0.38%	11.50%
Year Ended October 31, 2014	$10.36	0.16	0.52	0.68	(0.18)	(0.31)	(0.49)	$10.55	6.80%		$94,761,257	0.38%	1.56%	0.38%	14.81%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

57

Fund Commentary	Nationwide Destination 2030 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2030 Fund (Institutional Service Class) registered -0.61% versus 0.30% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2030 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2030 (consisting of 241 funds as of October 31, 2018), was -0.45% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Six of the Fund’s 11 underlying investments posted a positive return during the reporting period. The leading contributors to the Fund’s performance were the allocations to the underlying Nationwide S&P 500 Index Fund and the Nationwide MidCap Market Index Fund, which returned 7.19% and 0.78%, respectively. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap and mid-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure while reducing non-U.S. developed market equity exposure. Exposure was shifted from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Inflation-Protected Securities Fund and the Nationwide Amundi Strategic Income Fund.

From an underlying fund standpoint, the iShares iBoxx High Yield Corporate Bond ETF was reduced and a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

58

Fund Commentary (cont.)	Nationwide Destination 2030 Fund

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

59

Fund Overview	Nationwide Destination 2030 Fund

Asset Allocation†

Equity Funds	72.3%
Fixed Income Funds	20.9%
Investment Contract	4.2%
Alternative Assets	2.6%
Repurchase Agreement	0.5%
Money Market Fund	0.1%
Liabilities in excess of other assets	(0.6)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	32.2%
Nationwide International Index Fund, Class R6	20.3%
Nationwide Bond Index Fund, Class R6	13.1%
Nationwide Mid Cap Market Index Fund, Class R6	9.7%
Nationwide Core Plus Bond Fund, Class R6	6.2%
iShares Core MSCI Emerging Markets ETF	5.4%
Nationwide Small Cap Index Fund, Class R6	4.3%
Nationwide Contract	4.1%
Nationwide Amundi Strategic Income Fund, Class R6	2.6%
Nationwide Inflation-Protected Securities Fund, Class R6	1.0%
Other Holdings*	1.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top holdings, the repurchase agreement is included as part of Other.

60

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.74)%	4.95%	8.76%
	w/SC2	(6.42)%	3.72%	8.12%
Class C	w/o SC1	(1.40)%	4.36%	8.19%
	w/SC3	(2.31)%	N/A	N/A
Class R4,5		(1.12)%	4.67%	8.47%
Class R6[4,6]		(0.36)%	5.45%	9.29%
Institutional Service Class[4]		(0.61)%	5.20%	9.02%
Morningstar® Lifetime Allocation Moderate 2030 Index		0.30%	5.71%	9.90%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.43%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

61

Fund Performance (cont.)	Nationwide Destination 2030 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2030 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2030 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

62

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	975.90	3.14	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	(b)	1,000.00	972.90	5.87	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	974.40	4.43	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	977.30	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	977.00	1.94	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

63

Statement of Investments

October 31, 2018

Nationwide Destination 2030 Fund

Investment Companies 89.9%

	Shares	Value

Alternative Assets 2.6%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	754,335	$7,701,760

Total Alternative Assets (cost $7,867,219)		7,701,760

Equity Funds 66.9%
Nationwide International Index Fund, Class R6 (a)	7,826,860	59,640,674
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,644,732	28,585,444
Nationwide S&P 500 Index Fund, Class R6 (a)	5,745,585	94,399,966
Nationwide Small Cap Index Fund, Class R6 (a)	909,395	12,613,307

Total Equity Funds (cost $187,891,425)		195,239,391

Fixed Income Funds 20.4%
Nationwide Bond Index Fund, Class R6 (a)	3,661,260	38,370,002
Nationwide Core Plus Bond Fund, Class R6 (a)	1,849,578	18,033,384
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	314,070	2,971,105

Total Fixed Income Funds (cost $62,014,459)		59,374,491

Total Investment Companies (cost $257,773,103)		262,315,642

Exchange Traded Funds 5.9%
Equity Fund 5.4%
iShares Core MSCI Emerging Markets ETF	335,400	15,851,004

Fixed Income Fund 0.5%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	17,890	1,509,021

Total Exchange Traded Funds (cost $20,066,125)		17,360,025

Investment Contract 4.2%

	Principal Amount

Nationwide Contract, 2.65% (a)(c)(d)(e)	$12,145,531	12,145,531

Total Investment Contract (cost $12,145,531)		12,145,531

Short-Term Investment 0.1%

	Shares	Value

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (f)(g)	163,435	$163,435

Total Short-Term Investment (cost $163,435)		163,435

Repurchase Agreement 0.5%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $1,364,222, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $1,391,836. (g)(h)	$1,364,139	1,364,139

Total Repurchase Agreement (cost $1,364,139)		1,364,139

Total Investments (cost $291,512,333) — 100.6%		293,348,772

Liabilities in excess of other assets — (0.6)%		(1,649,374)

NET ASSETS — 100.0%		$291,699,398

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $1,493,923, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $163,435 and $1,364,139, respectively, a total value of $1,527,574.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Value determined using significant unobservable inputs.

(e)	Fair valued security.

(f)	Represents 7-day effective yield as of October 31, 2018.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $1,527,574.

(h)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

64

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2030 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $269,918,634)	$274,461,173
Investment securities of unaffiliated issuers, at value* (cost $20,229,560)	17,523,460
Repurchase agreement, at value (cost $1,364,139)	1,364,139
Cash	2,085
Security lending income receivable	930
Receivable for investments sold	220,166
Receivable for capital shares issued	118,464

Total Assets	293,690,417

Liabilities:
Payable for capital shares redeemed	338,630
Payable upon return of securities loaned (Note 2)	1,527,574
Accrued expenses and other payables:
Investment advisory fees	33,070
Distribution fees	40,071
Administrative servicing fees	48,823
Trustee fees	862
Professional fees	1,989

Total Liabilities	1,991,019

Net Assets	$291,699,398

Represented by:
Capital	$268,601,751
Total distributable earnings (loss)	23,097,647

Net Assets	$291,699,398

Net Assets:
Class A Shares	$39,937,863
Class C Shares	1,803,364
Class R Shares	68,302,895
Class R6 Shares	66,023,037
Institutional Service Class Shares	115,632,239

Total	$291,699,398

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,356,527
Class C Shares	199,034
Class R Shares	7,496,385
Class R6 Shares	7,149,591
Institutional Service Class Shares	12,595,094

Total	31,796,631

65

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.17
Class C Shares (b)	$9.06
Class R Shares	$9.11
Class R6 Shares	$9.23
Institutional Service Class Shares	$9.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.73

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $1,493,923 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

66

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$6,413,473
Dividend income from unaffiliated issuers	461,670
Interest income from affiliated issuers	336,859
Income from securities lending (Note 2)	9,395
Other income	968

Total Income	7,222,365

EXPENSES:
Investment advisory fees	403,636
Distribution fees Class A	100,716
Distribution fees Class C	19,611
Distribution fees Class R	382,551
Administrative servicing fees Class A	96,687
Administrative servicing fees Class C	784
Administrative servicing fees Class R	191,276
Administrative servicing fees Institutional Service Class	295,761
Professional fees	7,119
Trustee fees	9,315

Total Expenses	1,507,456

NET INVESTMENT INCOME	5,714,909

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	14,178,371
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	8,765,091
Transactions in investment securities of unaffiliated issuers	73,251

Net realized gains	23,016,713

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(26,674,269)
Investment securities of unaffiliated issuers	(3,308,052)

Net change in unrealized appreciation/depreciation	(29,982,321)

Net realized/unrealized losses	(6,965,608)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,250,699)

The accompanying notes are an integral part of these financial statements.

67

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$5,714,909	$6,181,810
Net realized gains	23,016,713	21,560,186
Net change in unrealized appreciation/depreciation	(29,982,321)	20,489,033

Change in net assets resulting from operations	(1,250,699)	48,231,029

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,116,398)	(2,561,915	)(a)
Class C	(157,842)	(133,595	)(a)
Class R	(6,459,213)	(6,305,314	)(a)
Class R6 (b)	(7,422,518)	(6,824,684	)(a)
Institutional Service Class	(9,620,610)	(7,893,380	)(a)

Change in net assets from shareholder distributions	(26,776,581)	(23,718,888)

Change in net assets from capital transactions	(4,356,882)	10,432,902

Change in net assets	(32,384,162)	34,945,043

Net Assets:
Beginning of year	324,083,560	289,138,517

End of year	$291,699,398	$324,083,560	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,256,086	$10,650,814
Dividends reinvested	3,116,398	2,561,915
Cost of shares redeemed	(10,421,125)	(4,978,991)

Total Class A Shares	1,951,359	8,233,738

Class C Shares
Proceeds from shares issued	21,921	145,796
Dividends reinvested	155,850	133,595
Cost of shares redeemed	(193,680)	(175,614)

Total Class C Shares	(15,909)	103,777

Class R Shares
Proceeds from shares issued	5,966,952	6,459,663
Dividends reinvested	6,459,213	6,305,314
Cost of shares redeemed	(20,365,179)	(20,170,128)

Total Class R Shares	(7,939,014)	(7,405,151)

Class R6 Shares (b)
Proceeds from shares issued	13,928,541	18,047,235
Dividends reinvested	7,422,518	6,824,684
Cost of shares redeemed	(33,654,180)	(24,723,661)

Total Class R6 Shares	(12,303,121)	148,258

Institutional Service Class Shares
Proceeds from shares issued	24,208,059	25,301,703
Dividends reinvested	9,620,610	7,893,380
Cost of shares redeemed	(19,878,866)	(23,842,803)

Total Institutional Service Class Shares	13,949,803	9,352,280

Change in net assets from capital transactions	$(4,356,882)	$10,432,902

68

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	958,857	1,118,941
Reinvested	326,945	280,466
Redeemed	(1,057,743)	(524,711)

Total Class A Shares	228,059	874,696

Class C Shares
Issued	2,274	15,698
Reinvested	16,528	14,808
Redeemed	(20,495)	(18,621)

Total Class C Shares	(1,693)	11,885

Class R Shares
Issued	621,991	680,085
Reinvested	681,174	695,929
Redeemed	(2,106,159)	(2,130,671)

Total Class R Shares	(802,994)	(754,657)

Class R6 Shares (b)
Issued	1,405,707	1,891,452
Reinvested	772,552	741,615
Redeemed	(3,454,336)	(2,628,672)

Total Class R6 Shares	(1,276,077)	4,395

Institutional Service Class Shares
Issued	2,495,978	2,645,750
Reinvested	1,007,271	863,022
Redeemed	(2,034,390)	(2,496,684)

Total Institutional Service Class Shares	1,468,859	1,012,088

Total change in shares	(383,846)	1,148,407

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $666,931, $26,657, $1,368,257, $1,973,096 and $2,148,943 for Class A, Class C, Class R, Class R6 and Instit. Service, respectively and net realized gains of $1,894,984, $106,938, $4,937,057, $4,851,588 and $5,744,437 for Class A, Class C, Class R, Class R6 and Instit. Service, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $149,495.

The accompanying notes are an integral part of these financial statements.

69

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.06	0.16	(0.21)	(0.05)	(0.18)	(0.66)	(0.84)	$9.17	(0.74%	)	$39,937,863	0.63%	1.65%	0.63%	22.92%
Year Ended October 31, 2017	$9.31	0.18	1.32	1.50	(0.18)	(0.57)	(0.75)	$10.06	17.02%		$41,549,136	0.62%	1.84%	0.62%	42.26%
Year Ended October 31, 2016	$9.61	0.10	0.09	0.19	(0.11)	(0.38)	(0.49)	$9.31	2.33%		$30,305,410	0.62%	1.04%	0.62%	17.46%
Year Ended October 31, 2015	$10.49	0.14	(0.12)	0.02	(0.18)	(0.72)	(0.90)	$9.61	0.14%		$23,920,959	0.60%	1.46%	0.60%	10.87%
Year Ended October 31, 2014	$10.49	0.14	0.55	0.69	(0.14)	(0.55)	(0.69)	$10.49	6.98%		$19,436,264	0.64%	1.37%	0.64%	21.24%

Class C Shares
Year Ended October 31, 2018	$9.96	0.11	(0.22)	(0.11)	(0.13)	(0.66)	(0.79)	$9.06	(1.40%	)	$1,803,364	1.18%	1.14%	1.18%	22.92%
Year Ended October 31, 2017	$9.23	0.12	1.32	1.44	(0.14)	(0.57)	(0.71)	$9.96	16.39%		$1,998,934	1.17%	1.31%	1.17%	42.26%
Year Ended October 31, 2016	$9.53	0.05	0.10	0.15	(0.07)	(0.38)	(0.45)	$9.23	1.83%		$1,742,857	1.17%	0.53%	1.17%	17.46%
Year Ended October 31, 2015	$10.42	0.09	(0.13)	(0.04)	(0.13)	(0.72)	(0.85)	$9.53	(0.43%	)	$1,663,876	1.16%	0.97%	1.16%	10.87%
Year Ended October 31, 2014	$10.45	0.08	0.55	0.63	(0.11)	(0.55)	(0.66)	$10.42	6.39%		$1,672,313	1.15%	0.77%	1.15%	21.24%

Class R Shares (g)
Year Ended October 31, 2018	$10.01	0.14	(0.22)	(0.08)	(0.16)	(0.66)	(0.82)	$9.11	(1.12%	)	$68,302,895	0.89%	1.45%	0.89%	22.92%
Year Ended October 31, 2017	$9.26	0.16	1.32	1.48	(0.16)	(0.57)	(0.73)	$10.01	16.81%		$83,044,007	0.88%	1.63%	0.88%	42.26%
Year Ended October 31, 2016	$9.56	0.08	0.09	0.17	(0.09)	(0.38)	(0.47)	$9.26	2.05%		$83,871,705	0.89%	0.85%	0.89%	17.46%
Year Ended October 31, 2015	$10.44	0.12	(0.12)	–	(0.16)	(0.72)	(0.88)	$9.56	(0.11%	)	$101,958,591	0.88%	1.25%	0.88%	10.87%
Year Ended October 31, 2014	$10.46	0.10	0.56	0.66	(0.13)	(0.55)	(0.68)	$10.44	6.69%		$113,908,367	0.88%	0.99%	0.88%	21.24%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.13	0.22	(0.23)	(0.01)	(0.23)	(0.66)	(0.89)	$9.23	(0.36%	)	$66,023,037	0.14%	2.25%	0.14%	22.92%
Year Ended October 31, 2017	$9.37	0.23	1.33	1.56	(0.23)	(0.57)	(0.80)	$10.13	17.58%		$85,367,548	0.13%	2.42%	0.13%	42.26%
Year Ended October 31, 2016	$9.67	0.14	0.10	0.24	(0.16)	(0.38)	(0.54)	$9.37	2.81%		$78,906,228	0.13%	1.56%	0.13%	17.46%
Year Ended October 31, 2015	$10.54	0.19	(0.11)	0.08	(0.23)	(0.72)	(0.95)	$9.67	0.71%		$63,680,263	0.13%	1.90%	0.13%	10.87%
Year Ended October 31, 2014	$10.55	0.18	0.57	0.75	(0.21)	(0.55)	(0.76)	$10.54	7.51%		$47,412,593	0.13%	1.69%	0.13%	21.24%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.08	0.19	(0.22)	(0.03)	(0.21)	(0.66)	(0.87)	$9.18	(0.61%	)	$115,632,239	0.39%	1.92%	0.39%	22.92%
Year Ended October 31, 2017	$9.32	0.20	1.34	1.54	(0.21)	(0.57)	(0.78)	$10.08	17.39%		$112,123,935	0.38%	2.08%	0.38%	42.26%
Year Ended October 31, 2016	$9.62	0.12	0.09	0.21	(0.13)	(0.38)	(0.51)	$9.32	2.56%		$94,312,317	0.38%	1.31%	0.38%	17.46%
Year Ended October 31, 2015	$10.50	0.17	(0.13)	0.04	(0.20)	(0.72)	(0.92)	$9.62	0.36%		$90,523,983	0.38%	1.70%	0.38%	10.87%
Year Ended October 31, 2014	$10.51	0.16	0.56	0.72	(0.18)	(0.55)	(0.73)	$10.50	7.27%		$81,083,707	0.38%	1.50%	0.38%	21.24%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

70

Fund Commentary	Nationwide Destination 2035 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2035 Fund (Institutional Service Class) registered -0.68% versus 0.45% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2035 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2035 (consisting of 215 funds as of October 31, 2018), was -0.22% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Six of the Fund’s 10 underlying investments posted a positive return during the reporting period. The leading contributors to the Fund’s performance were the allocations to the underlying Nationwide S&P 500 Index Fund and the underlying Nationwide MidCap Market Index Fund, which returned 7.19% and 0.78%, respectively. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap and mid-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure while reducing non-U.S. developed market equity exposure. Exposure was shifted from the passively managed Nationwide Bond Index Fund to the actively managed Nationwide Amundi Strategic Income Fund.

From an underlying fund standpoint, the iShares iBoxx High Yield Corporate Bond ETF was reduced and a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

71

Fund Commentary (cont.)	Nationwide Destination 2035 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

72

Fund Overview	Nationwide Destination 2035 Fund

Asset Allocation†

Equity Funds	79.4%
Fixed Income Funds	14.9%
Investment Contract	3.2%
Alternative Assets	2.6%
Repurchase Agreement	0.9%
Money Market Fund	0.1%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	35.1%
Nationwide International Index Fund, Class R6	21.2%
Nationwide Mid Cap Market Index Fund, Class R6	10.6%
Nationwide Bond Index Fund, Class R6	10.6%
iShares Core MSCI Emerging Markets ETF	6.4%
Nationwide Small Cap Index Fund, Class R6	5.2%
Nationwide Contract	3.2%
Nationwide Core Plus Bond Fund, Class R6	3.1%
Nationwide Amundi Strategic Income Fund, Class R6	2.6%
iShares iBoxx $ High Yield Corporate Bond ETF	1.0%
Other Holdings*	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top holdings, the repurchase agreement is included as part of Other.

73

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.83)%	5.21%	9.20%
	w/SC2	(6.56)%	3.97%	8.55%
Class C	w/o SC1	(1.40)%	4.59%	8.61%
	w/SC3	(2.31)%	N/A	N/A
Class R4,5		(1.10)%	4.93%	8.92%
Class R6[4,6]		(0.43)%	5.72%	9.74%
Institutional Service Class[4]		(0.68)%	5.45%	9.46%
Morningstar® Lifetime Allocation Moderate 2035 Index		0.45%	6.16%	10.37%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class C	1.48%
Class R	1.15%
Class R6	0.40%
Institutional Service Class	0.65%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

74

Fund Performance (cont.)	Nationwide Destination 2035 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2035 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2035 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

75

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	973.60	3.18	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	971.30	6.06	1.22
	Hypothetical	(b)(c)	1,000.00	1,019.06	6.21	1.22
Class R Shares	Actual	(b)	1,000.00	973.20	4.43	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	976.20	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	974.90	1.94	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

76

Statement of Investments

October 31, 2018

Nationwide Destination 2035 Fund

Investment Companies 89.4%

	Shares	Value

Alternative Assets 2.6%
Nationwide Amundi Strategic Income Fund, Class R6 (a)	643,203	$6,567,107

Total Alternative Assets (cost $6,707,398)		6,567,107

Equity Funds 72.9%
Nationwide International Index Fund, Class R6 (a)	6,965,011	53,073,384
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,534,487	26,669,381
Nationwide S&P 500 Index Fund, Class R6 (a)	5,363,256	88,118,301
Nationwide Small Cap Index Fund, Class R6 (a)	943,242	13,082,764

Total Equity Funds (cost $174,874,663)		180,943,830

Fixed Income Funds 13.9%
Nationwide Bond Index Fund, Class R6 (a)	2,543,087	26,651,555
Nationwide Core Plus Bond Fund, Class R6 (a)	803,181	7,831,017

Total Fixed Income Funds (cost $36,077,025)		34,482,572

Total Investment Companies (cost $217,659,086)		221,993,509

Exchange Traded Funds 7.5%
Equity Fund 6.5%
iShares Core MSCI Emerging Markets ETF	339,312	16,035,885

Fixed Income Fund 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	29,856	2,518,354

Total Exchange Traded Funds (cost $21,360,134)		18,554,239

Investment Contract 3.2%

	Principal Amount

Nationwide Contract, 2.65% (a)(c)(d)(e)	$7,939,336	7,939,336

Total Investment Contract (cost $7,939,336)		7,939,336

Short-Term Investment 0.1%

	Shares	Value

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (f)(g)	272,748	$272,748

Total Short-Term Investment (cost $272,748)		272,748

Repurchase Agreement 0.9%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $2,276,682, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $2,322,765. (g)(h)	$2,276,543	2,276,543

Total Repurchase Agreement (cost $2,276,543)		2,276,543

Total Investments (cost $249,507,847) — 101.1%		251,036,375

Liabilities in excess of other assets — (1.1)%		(2,652,241)

NET ASSETS — 100.0%		$248,384,134

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $2,493,133, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $272,748 and $2,276,543, respectively, a total value of $2,549,291.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Value determined using significant unobservable inputs.

(e)	Fair valued security.

(f)	Represents 7-day effective yield as of October 31, 2018.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $2,549,291.

(h)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

77

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2035 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $225,598,422)	$229,932,845
Investment securities of unaffiliated issuers, at value* (cost $21,632,882)	18,826,987
Repurchase agreement, at value (cost $2,276,543)	2,276,543
Cash	3,447
Security lending income receivable	1,552
Receivable for investments sold	396,796
Receivable for capital shares issued	73,965

Total Assets	251,512,135

Liabilities:
Payable for capital shares redeemed	470,827
Payable upon return of securities loaned (Note 2)	2,549,291
Accrued expenses and other payables:
Investment advisory fees	28,075
Distribution fees	37,273
Administrative servicing fees	40,140
Trustee fees	714
Professional fees	1,681

Total Liabilities	3,128,001

Net Assets	$248,384,134

Represented by:
Capital	$229,297,219
Total distributable earnings (loss)	19,086,915

Net Assets	$248,384,134

Net Assets:
Class A Shares	$39,491,844
Class C Shares	1,732,203
Class R Shares	62,131,585
Class R6 Shares	49,512,009
Institutional Service Class Shares	95,516,493

Total	$248,384,134

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,017,036
Class C Shares	179,687
Class R Shares	6,360,703
Class R6 Shares	4,999,839
Institutional Service Class Shares	9,703,234

Total	25,260,499

*	Includes value of securities on loan of $2,493,133 (Note 2).

78

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.83
Class C Shares (b)	$9.64
Class R Shares	$9.77
Class R6 Shares	$9.90
Institutional Service Class Shares	$9.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.43

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

79

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$5,238,059
Dividend income from unaffiliated issuers	475,470
Interest income from affiliated issuers	213,415
Income from securities lending (Note 2)	15,630
Other income	726

Total Income	5,943,300

EXPENSES:
Investment advisory fees	341,216
Distribution fees Class A	103,982
Distribution fees Class C	20,120
Distribution fees Class R	344,571
Administrative servicing fees Class A	102,681
Administrative servicing fees Class C	1,652
Administrative servicing fees Class R	172,285
Administrative servicing fees Institutional Service Class	240,855
Professional fees	6,009
Trustee fees	7,837

Total Expenses	1,341,208

NET INVESTMENT INCOME	4,602,092

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	12,797,336
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	6,003,733
Transactions in investment securities of unaffiliated issuers	63,606

Net realized gains	18,864,675

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(21,393,029)
Investment securities of unaffiliated issuers	(3,367,915)

Net change in unrealized appreciation/depreciation	(24,760,944)

Net realized/unrealized losses	(5,896,269)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,294,177)

The accompanying notes are an integral part of these financial statements.

80

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$4,602,092	$4,868,233
Net realized gains	18,864,675	17,619,061
Net change in unrealized appreciation/depreciation	(24,760,944)	19,543,523

Change in net assets resulting from operations	(1,294,177)	42,030,817

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,240,507)	(2,165,162	)(a)
Class C	(192,487)	(160,007	)(a)
Class R	(5,617,949)	(5,255,226	)(a)
Class R6 (b)	(5,172,480)	(4,728,249	)(a)
Institutional Service Class	(7,779,302)	(6,302,333	)(a)

Change in net assets from shareholder distributions	(22,002,725)	(18,610,977)

Change in net assets from capital transactions	5,945,033	11,735,134

Change in net assets	(17,351,869)	35,154,974

Net Assets:
Beginning of year	265,736,003	230,581,029

End of year	$248,384,134	$265,736,003	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,428,176	$11,549,787
Dividends reinvested	3,240,367	2,165,043
Cost of shares redeemed	(8,883,811)	(4,261,089)

Total Class A Shares	3,784,732	9,453,741

Class C Shares
Proceeds from shares issued	84,699	187,682
Dividends reinvested	192,487	160,007
Cost of shares redeemed	(817,866)	(211,068)

Total Class C Shares	(540,680)	136,621

Class R Shares
Proceeds from shares issued	6,559,424	8,190,471
Dividends reinvested	5,617,949	5,255,226
Cost of shares redeemed	(16,497,012)	(16,146,903)

Total Class R Shares	(4,319,639)	(2,701,206)

Class R6 Shares (b)
Proceeds from shares issued	15,865,334	15,348,184
Dividends reinvested	5,172,480	4,728,249
Cost of shares redeemed	(25,900,756)	(20,962,148)

Total Class R6 Shares	(4,862,942)	(885,715)

Institutional Service Class Shares
Proceeds from shares issued	18,053,359	18,368,517
Dividends reinvested	7,779,302	6,302,333
Cost of shares redeemed	(13,949,099)	(18,939,157)

Total Institutional Service Class Shares	11,883,562	5,731,693

Change in net assets from capital transactions	$5,945,033	$11,735,134

81

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	906,261	1,141,103
Reinvested	316,392	222,451
Redeemed	(849,055)	(417,668)

Total Class A Shares	373,598	945,886

Class C Shares
Issued	8,421	18,924
Reinvested	19,157	16,781
Redeemed	(81,442)	(21,170)

Total Class C Shares	(53,864)	14,535

Class R Shares
Issued	635,877	808,849
Reinvested	552,101	544,780
Redeemed	(1,584,680)	(1,603,172)

Total Class R Shares	(396,702)	(249,543)

Class R6 Shares (b)
Issued	1,496,972	1,510,072
Reinvested	501,520	482,888
Redeemed	(2,469,420)	(2,093,883)

Total Class R6 Shares	(470,928)	(100,923)

Institutional Service Class Shares
Issued	1,736,914	1,806,909
Reinvested	758,591	647,438
Redeemed	(1,326,383)	(1,863,257)

Total Institutional Service Class Shares	1,169,122	591,090

Total change in shares	621,226	1,201,045

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $594,186, $32,815, $1,186,524, $1,376,085 and $1,733,740 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $1,570,976, $127,192, $4,068,702, $3,352,164 and $4,568,593 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $66,231.

The accompanying notes are an integral part of these financial statements.

82

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.78	0.17	(0.23)	(0.06)	(0.19)	(0.70)	(0.89)	$9.83	(0.83%	)	$39,491,844	0.63%	1.60%	0.63%	25.24%
Year Ended October 31, 2017	$9.84	0.18	1.52	1.70	(0.19)	(0.57)	(0.76)	$10.78	18.26%		$39,291,194	0.61%	1.76%	0.61%	42.82%
Year Ended October 31, 2016	$10.19	0.09	0.12	0.21	(0.12)	(0.44)	(0.56)	$9.84	2.29%		$26,536,014	0.61%	0.96%	0.61%	11.83%
Year Ended October 31, 2015	$10.81	0.15	(0.13)	0.02	(0.19)	(0.45)	(0.64)	$10.19	0.19%		$19,294,536	0.60%	1.45%	0.60%	9.35%
Year Ended October 31, 2014	$10.67	0.15	0.60	0.75	(0.16)	(0.45)	(0.61)	$10.81	7.27%		$14,166,361	0.62%	1.38%	0.62%	8.21%

Class C Shares
Year Ended October 31, 2018	$10.59	0.12	(0.24)	(0.12)	(0.13)	(0.70)	(0.83)	$9.64	(1.40%	)	$1,732,203	1.22%	1.14%	1.22%	25.24%
Year Ended October 31, 2017	$9.69	0.12	1.49	1.61	(0.14)	(0.57)	(0.71)	$10.59	17.56%		$2,474,172	1.22%	1.22%	1.22%	42.82%
Year Ended October 31, 2016	$10.06	0.04	0.10	0.14	(0.07)	(0.44)	(0.51)	$9.69	1.62%		$2,122,005	1.22%	0.39%	1.22%	11.83%
Year Ended October 31, 2015	$10.69	0.09	(0.13)	(0.04)	(0.14)	(0.45)	(0.59)	$10.06	(0.42%	)	$1,798,184	1.22%	0.88%	1.22%	9.35%
Year Ended October 31, 2014	$10.57	0.07	0.61	0.68	(0.11)	(0.45)	(0.56)	$10.69	6.69%		$1,743,485	1.18%	0.70%	1.18%	8.21%

Class R Shares (g)
Year Ended October 31, 2018	$10.72	0.14	(0.23)	(0.09)	(0.16)	(0.70)	(0.86)	$9.77	(1.10%	)	$62,131,585	0.89%	1.38%	0.89%	25.24%
Year Ended October 31, 2017	$9.79	0.16	1.51	1.67	(0.17)	(0.57)	(0.74)	$10.72	17.98%		$72,435,575	0.88%	1.59%	0.88%	42.82%
Year Ended October 31, 2016	$10.14	0.07	0.11	0.18	(0.09)	(0.44)	(0.53)	$9.79	2.02%		$68,573,083	0.88%	0.76%	0.88%	11.83%
Year Ended October 31, 2015	$10.76	0.13	(0.14)	(0.01)	(0.16)	(0.45)	(0.61)	$10.14	(0.11%	)	$77,992,434	0.88%	1.23%	0.88%	9.35%
Year Ended October 31, 2014	$10.63	0.11	0.61	0.72	(0.14)	(0.45)	(0.59)	$10.76	6.99%		$86,976,458	0.88%	1.01%	0.88%	8.21%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.86	0.23	(0.25)	(0.02)	(0.24)	(0.70)	(0.94)	$9.90	(0.43%	)	$49,512,009	0.14%	2.18%	0.14%	25.24%
Year Ended October 31, 2017	$9.90	0.25	1.52	1.77	(0.24)	(0.57)	(0.81)	$10.86	18.90%		$59,393,228	0.13%	2.40%	0.13%	42.82%
Year Ended October 31, 2016	$10.25	0.14	0.11	0.25	(0.16)	(0.44)	(0.60)	$9.90	2.76%		$55,139,685	0.13%	1.49%	0.13%	11.83%
Year Ended October 31, 2015	$10.86	0.20	(0.12)	0.08	(0.24)	(0.45)	(0.69)	$10.25	0.73%		$47,002,891	0.13%	1.88%	0.13%	9.35%
Year Ended October 31, 2014	$10.72	0.18	0.63	0.81	(0.22)	(0.45)	(0.67)	$10.86	7.80%		$38,111,236	0.13%	1.66%	0.13%	8.21%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.80	0.19	(0.23)	(0.04)	(0.22)	(0.70)	(0.92)	$9.84	(0.68%	)	$95,516,493	0.39%	1.86%	0.39%	25.24%
Year Ended October 31, 2017	$9.85	0.21	1.52	1.73	(0.21)	(0.57)	(0.78)	$10.80	18.60%		$92,141,834	0.38%	2.02%	0.38%	42.82%
Year Ended October 31, 2016	$10.20	0.12	0.11	0.23	(0.14)	(0.44)	(0.58)	$9.85	2.52%		$78,210,242	0.38%	1.22%	0.38%	11.83%
Year Ended October 31, 2015	$10.82	0.17	(0.13)	0.04	(0.21)	(0.45)	(0.66)	$10.20	0.39%		$68,794,947	0.38%	1.67%	0.38%	9.35%
Year Ended October 31, 2014	$10.68	0.16	0.62	0.78	(0.19)	(0.45)	(0.64)	$10.82	7.58%		$59,581,592	0.38%	1.49%	0.38%	8.21%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

83

Fund Commentary	Nationwide Destination 2040 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2040 Fund (Institutional Service Class) registered -0.34% versus 0.47% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2040 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2040 (consisting of 241 funds as of October 31, 2018), was -0.33% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Five of the Fund’s nine underlying investments posted a positive return during the reporting period. The leading contributors to the Fund’s performance were the allocations to the underlying Nationwide S&P 500 Index Fund and the underlying Nationwide MidCap Market Index Fund, which returned 7.19% and 0.78%, respectively. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap and mid-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure while reducing non-U.S. developed market equity exposure. Exposure was shifted from the passively managed Nationwide Bond Index Fund to the actively managed Nationwide Core Plus Bond Fund. From an underlying fund standpoint, there was no change to the underlying funds used within the Fund during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity

84

Fund Commentary (cont.)	Nationwide Destination 2040 Fund

securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

85

Fund Overview	Nationwide Destination 2040 Fund

Asset Allocation†

Equity Funds	85.8%
Fixed Income Funds	12.2%
Investment Contract	2.1%
Repurchase Agreement	1.8%
Money Market Fund	0.2%
Liabilities in excess of other assets	(2.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	37.8%
Nationwide International Index Fund, Class R6	21.0%
Nationwide Mid Cap Market Index Fund, Class R6	13.5%
Nationwide Bond Index Fund, Class R6	7.0%
iShares Core MSCI Emerging Markets ETF	6.3%
Nationwide Small Cap Index Fund, Class R6	5.3%
Nationwide Core Plus Bond Fund, Class R6	3.0%
Nationwide Contract	2.1%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.2%
BNP Paribas Securities Corp.	1.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

86

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.58)%	5.56%	9.50%
	w/SC2	(6.30)%	4.32%	8.84%
Class C	w/o SC1	(1.06)%	4.98%	8.92%
	w/SC3	(1.98)%	N/A	N/A
Class R4,5		(0.75)%	5.29%	9.20%
Class R6[4,6]		(0.10)%	6.05%	10.01%
Institutional Service Class[4]		(0.34)%	5.79%	9.75%
Morningstar® Lifetime Allocation Moderate 2040 Index		0.47%	6.39%	10.60%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.43%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results. Please refer to the Financial Highlights for each respective share class’ actual results.

87

Fund Performance (cont.)	Nationwide Destination 2040 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2040 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2040 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

88

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	973.70	3.18	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	972.00	5.72	1.15
	Hypothetical	(b)(c)	1,000.00	1,019.41	5.85	1.15
Class R Shares	Actual	(b)	1,000.00	973.30	4.43	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	976.30	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	975.00	1.94	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39
(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

89

Statement of Investments

October 31, 2018

Nationwide Destination 2040 Fund

Investment Companies 89.5%

	Shares	Value

Equity Funds 79.3%
Nationwide International Index Fund, Class R6 (a)	5,759,063	$43,884,061
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,628,448	28,302,430
Nationwide S&P 500 Index Fund, Class R6 (a)	4,796,691	78,809,638
Nationwide Small Cap Index Fund, Class R6 (a)	792,394	10,990,499

Total Equity Funds (cost $156,871,579)		161,986,628

Fixed Income Funds 10.2%
Nationwide Bond Index Fund, Class R6 (a)	1,387,388	14,539,824
Nationwide Core Plus Bond Fund, Class R6 (a)	650,952	6,346,778

Total Fixed Income Funds (cost $21,817,693)		20,886,602

Total Investment Companies (cost $178,689,272)		182,873,230

Exchange Traded Funds 8.5%
Equity Fund 6.5%
iShares Core MSCI Emerging Markets ETF	278,681	13,170,464

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	48,902	4,124,883

Total Exchange Traded Funds (cost $19,662,027)		17,295,347

Investment Contract 2.1%

	Principal Amount

Nationwide Contract, 2.65% (a)(c)(d)(e)	$4,283,686	4,283,686

Total Investment Contract (cost $4,283,686)		4,283,686

Short-Term Investment 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (f)(g)	446,500	446,500

Total Short-Term Investment (cost $446,500)		446,500

Repurchase Agreement 1.8%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $3,727,020, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $3,802,460. (g)(h)	$ 3,726,793	$3,726,793

Total Repurchase Agreement (cost $3,726,793)		3,726,793

Total Investments (cost $206,808,278) — 102.1%		208,625,556

Liabilities in excess of other assets — (2.1)%		(4,252,496)

NET ASSETS — 100.0%		$204,373,060

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $4,081,359, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $446,500 and $3,726,793, respectively, a total value of $4,173,293.

(c)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(d)	Value determined using significant unobservable inputs.

(e)	Fair valued security.

(f)	Represents 7-day effective yield as of October 31, 2018.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $4,173,293.

(h)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

90

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2040 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $182,972,958)	$187,156,916
Investment securities of unaffiliated issuers, at value* (cost $20,108,527)	17,741,847
Repurchase agreement, at value (cost $3,726,793)	3,726,793
Cash	5,560
Security lending income receivable	2,548
Receivable for investments sold	176,882
Receivable for capital shares issued	36,238

Total Assets	208,846,784

Liabilities:
Payable for capital shares redeemed	213,120
Payable upon return of securities loaned (Note 2)	4,173,293
Accrued expenses and other payables:
Investment advisory fees	23,159
Distribution fees	29,736
Administrative servicing fees	32,461
Trustee fees	597
Professional fees	1,358

Total Liabilities	4,473,724

Net Assets	$204,373,060

Represented by:
Capital	$186,867,104
Total distributable earnings (loss)	17,505,956

Net Assets	$204,373,060

Net Assets:
Class A Shares	$33,133,554
Class C Shares	575,794
Class R Shares	50,265,990
Class R6 Shares	47,721,031
Institutional Service Class Shares	72,676,691

Total	$204,373,060

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,436,645
Class C Shares	60,099
Class R Shares	5,244,212
Class R6 Shares	4,907,666
Institutional Service Class Shares	7,499,564

Total	21,148,186

*	Includes value of securities on loan of $4,081,359 (Note 2).

91

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.64
Class C Shares (b)	$9.58
Class R Shares	$9.59
Class R6 Shares	$9.72
Institutional Service Class Shares	$9.69
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.23

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

92

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$4,158,518
Dividend income from unaffiliated issuers	458,019
Interest income from affiliated issuers	115,775
Income from securities lending (Note 2)	25,597
Other income	522

Total Income	4,758,431

EXPENSES:
Investment advisory fees	278,830
Distribution fees Class A	82,669
Distribution fees Class C	5,901
Distribution fees Class R	272,379
Administrative servicing fees Class A	81,162
Administrative servicing fees Class C	135
Administrative servicing fees Class R	136,189
Administrative servicing fees Institutional Service Class	183,089
Professional fees	4,926
Trustee fees	6,419

Total Expenses	1,051,699

NET INVESTMENT INCOME	3,706,732

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	11,274,341
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	5,253,258
Transactions in investment securities of unaffiliated issuers	104,596

Net realized gains	16,632,195

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(17,886,761)
Investment securities of unaffiliated issuers	(2,825,510)

Net change in unrealized appreciation/depreciation	(20,712,271)

Net realized/unrealized losses	(4,080,076)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(373,344)

The accompanying notes are an integral part of these financial statements.

93

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$3,706,732	$3,650,868
Net realized gains	16,632,195	13,130,358
Net change in unrealized appreciation/depreciation	(20,712,271)	18,745,668

Change in net assets resulting from operations	(373,344)	35,526,894

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,349,113)	(1,960,585	)(a)
Class C	(41,141)	(37,965	)(a)
Class R	(4,138,981)	(4,897,035	)(a)
Class R6 (b)	(4,808,540)	(4,845,972	)(a)
Institutional Service Class	(5,450,030)	(5,102,426	)(a)

Change in net assets from shareholder distributions	(16,787,805)	(16,843,983)

Change in net assets from capital transactions	3,985,593	14,388,833

Change in net assets	(13,175,556)	33,071,744

Net Assets:
Beginning of year	217,548,616	184,476,872

End of year	$204,373,060	$217,548,616	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,379,788	$8,665,078
Dividends reinvested	2,348,133	1,960,545
Cost of shares redeemed	(4,250,708)	(4,597,735)

Total Class A Shares	6,477,213	6,027,888

Class C Shares
Proceeds from shares issued	40,059	192,214
Dividends reinvested	41,141	37,965
Cost of shares redeemed	(18,939)	(10,423)

Total Class C Shares	62,261	219,756

Class R Shares
Proceeds from shares issued	5,783,592	5,973,417
Dividends reinvested	4,138,981	4,897,035
Cost of shares redeemed	(13,296,570)	(15,872,456)

Total Class R Shares	(3,373,997)	(5,002,004)

Class R6 Shares (b)
Proceeds from shares issued	11,981,389	14,024,123
Dividends reinvested	4,808,540	4,845,972
Cost of shares redeemed	(24,564,309)	(14,566,708)

Total Class R6 Shares	(7,774,380)	4,303,387

Institutional Service Class Shares
Proceeds from shares issued	13,991,589	13,928,097
Dividends reinvested	5,450,030	5,102,426
Cost of shares redeemed	(10,847,123)	(10,190,717)

Total Institutional Service Class Shares	8,594,496	8,839,806

Change in net assets from capital transactions	$3,985,593	$14,388,833

94

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	821,183	881,638
Reinvested	233,926	209,086
Redeemed	(416,263)	(459,872)

Total Class A Shares	638,846	630,852

Class C Shares
Issued	4,007	19,792
Reinvested	4,124	4,075
Redeemed	(1,888)	(1,085)

Total Class C Shares	6,243	22,782

Class R Shares
Issued	570,014	610,013
Reinvested	414,802	525,968
Redeemed	(1,303,099)	(1,636,659)

Total Class R Shares	(318,283)	(500,678)

Class R6 Shares (b)
Issued	1,150,694	1,424,428
Reinvested	475,155	512,266
Redeemed	(2,387,419)	(1,501,842)

Total Class R6 Shares	(761,570)	434,852

Institutional Service Class Shares
Issued	1,366,141	1,404,212
Reinvested	540,045	541,592
Redeemed	(1,044,227)	(1,030,607)

Total Institutional Service Class Shares	861,959	915,197

Total change in shares	427,195	1,503,005

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $430,999, $6,707, $894,065, $1,217,650 and $1,185,234 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $1,529,586, $31,258, $4,002,970, $3,628,322 and $3,917,192 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $15,544.

The accompanying notes are an integral part of these financial statements.

95

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.48	0.16	(0.20)	(0.04)	(0.18)	(0.62)	(0.80)	$9.64	(0.58%	)	$33,133,554	0.63%	1.54%	0.63%	21.19%
Year Ended October 31, 2017	$9.58	0.16	1.60	1.76	(0.18)	(0.68)	(0.86)	$10.48	19.45%		$29,312,155	0.61%	1.63%	0.61%	36.23%
Year Ended October 31, 2016	$9.93	0.10	0.08	0.18	(0.12)	(0.41)	(0.53)	$9.58	2.16%		$20,767,703	0.61%	1.04%	0.61%	14.85%
Year Ended October 31, 2015	$10.58	0.14	(0.09)	0.05	(0.19)	(0.51)	(0.70)	$9.93	0.51%		$16,051,732	0.58%	1.41%	0.58%	8.96%
Year Ended October 31, 2014	$10.50	0.15	0.60	0.75	(0.16)	(0.51)	(0.67)	$10.58	7.49%		$10,977,672	0.61%	1.44%	0.61%	10.00%

Class C Shares
Year Ended October 31, 2018	$10.42	0.10	(0.18)	(0.08)	(0.14)	(0.62)	(0.76)	$9.58	(1.06%	)	$575,794	1.16%	1.03%	1.16%	21.19%
Year Ended October 31, 2017	$9.55	0.11	1.58	1.69	(0.14)	(0.68)	(0.82)	$10.42	18.75%		$561,197	1.17%	1.12%	1.17%	36.23%
Year Ended October 31, 2016	$9.90	0.06	0.07	0.13	(0.07)	(0.41)	(0.48)	$9.55	1.61%		$296,849	1.17%	0.59%	1.17%	14.85%
Year Ended October 31, 2015	$10.55	0.09	(0.10)	(0.01)	(0.13)	(0.51)	(0.64)	$9.90	(0.14%	)	$499,411	1.17%	0.85%	1.17%	8.96%
Year Ended October 31, 2014	$10.48	0.08	0.62	0.70	(0.12)	(0.51)	(0.63)	$10.55	6.96%		$636,972	1.15%	0.76%	1.15%	10.00%

Class R Shares (g)
Year Ended October 31, 2018	$10.42	0.14	(0.19)	(0.05)	(0.16)	(0.62)	(0.78)	$9.59	(0.75%	)	$50,265,990	0.89%	1.33%	0.89%	21.19%
Year Ended October 31, 2017	$9.54	0.14	1.57	1.71	(0.15)	(0.68)	(0.83)	$10.42	19.06%		$57,952,183	0.88%	1.45%	0.88%	36.23%
Year Ended October 31, 2016	$9.88	0.08	0.08	0.16	(0.09)	(0.41)	(0.50)	$9.54	1.97%		$57,839,326	0.89%	0.85%	0.89%	14.85%
Year Ended October 31, 2015	$10.53	0.12	(0.10)	0.02	(0.16)	(0.51)	(0.67)	$9.88	0.16%		$71,662,026	0.88%	1.23%	0.88%	8.96%
Year Ended October 31, 2014	$10.46	0.10	0.62	0.72	(0.14)	(0.51)	(0.65)	$10.53	7.20%		$77,985,896	0.88%	0.98%	0.88%	10.00%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.56	0.22	(0.20)	0.02	(0.24)	(0.62)	(0.86)	$9.72	(0.10%	)	$47,721,031	0.14%	2.14%	0.14%	21.19%
Year Ended October 31, 2017	$9.65	0.22	1.59	1.81	(0.22)	(0.68)	(0.90)	$10.56	19.96%		$59,859,718	0.13%	2.19%	0.13%	36.23%
Year Ended October 31, 2016	$9.99	0.15	0.08	0.23	(0.16)	(0.41)	(0.57)	$9.65	2.72%		$50,508,918	0.13%	1.55%	0.13%	14.85%
Year Ended October 31, 2015	$10.64	0.19	(0.10)	0.09	(0.23)	(0.51)	(0.74)	$9.99	0.91%		$42,369,054	0.13%	1.89%	0.13%	8.96%
Year Ended October 31, 2014	$10.56	0.18	0.62	0.80	(0.21)	(0.51)	(0.72)	$10.64	8.00%		$31,801,614	0.13%	1.67%	0.13%	10.00%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.53	0.19	(0.20)	(0.01)	(0.21)	(0.62)	(0.83)	$9.69	(0.34%	)	$72,676,691	0.39%	1.82%	0.39%	21.19%
Year Ended October 31, 2017	$9.62	0.19	1.60	1.79	(0.20)	(0.68)	(0.88)	$10.53	19.73%		$69,863,363	0.38%	1.88%	0.38%	36.23%
Year Ended October 31, 2016	$9.97	0.12	0.08	0.20	(0.14)	(0.41)	(0.55)	$9.62	2.37%		$55,064,076	0.38%	1.28%	0.38%	14.85%
Year Ended October 31, 2015	$10.61	0.17	(0.09)	0.08	(0.21)	(0.51)	(0.72)	$9.97	0.76%		$47,136,189	0.38%	1.67%	0.38%	8.96%
Year Ended October 31, 2014	$10.54	0.16	0.61	0.77	(0.19)	(0.51)	(0.70)	$10.61	7.66%		$39,093,799	0.38%	1.52%	0.38%	10.00%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

96

Fund Commentary	Nationwide Destination 2045 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2045 Fund (Institutional Service Class*) registered -0.32% versus 0.35% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2045 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2045 (consisting of 215 funds as of October 31, 2018), was -0.18% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Four of the Fund’s eight underlying investments posted a positive return during the reporting period. The leading contributors to the Fund’s performance were the allocations to the underlying Nationwide S&P 500 Index Fund and the underlying Nationwide MidCap Market Index Fund, which returned 7.19% and 0.78%, respectively. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap and mid-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure while reducing non-U.S. developed market equity exposure. From an underlying fund standpoint, there was no change to the underlying funds used within the Fund during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

*Performance is shown for the Fund’s Institutional Service Class because that share class now has more assets than the Fund’s Class R6 (which was previously shown for performance reporting).

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity

97

Fund Commentary (cont.)	Nationwide Destination 2045 Fund

securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

98

Fund Overview	Nationwide Destination 2045 Fund

Asset Allocation†

Equity Funds	88.9%
Fixed Income Funds	11.2%
Repurchase Agreement	1.8%
Money Market Fund	0.2%
Liabilities in excess of other assets	(2.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	38.8%
Nationwide International Index Fund, Class R6	21.6%
Nationwide Mid Cap Market Index Fund, Class R6	14.1%
Nationwide Bond Index Fund, Class R6	6.9%
iShares Core MSCI Emerging Markets ETF	6.8%
Nationwide Small Cap Index Fund, Class R6	5.8%
Nationwide Core Plus Bond Fund, Class R6	2.0%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.2%
BNP Paribas Securities Corp.	1.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

99

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.57)%	5.84%	9.71%
	w/SC2	(6.25)%	4.59%	9.06%
Class C	w/o SC1	(1.19)%	5.20%	9.11%
	w/SC3	(2.11)%	N/A	N/A
Class R4,5		(0.83)%	5.57%	9.43%
Class R6[4,6]		(0.07)%	6.37%	10.27%
Institutional Service Class[4]		(0.32)%	6.09%	9.98%
Morningstar® Lifetime Allocation Moderate 2045 Index		0.35%	6.41%	10.64%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.48%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

100

Fund Performance (cont.)	Nationwide Destination 2045 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2045 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2045 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

101

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	972.00	3.18	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	969.70	6.06	1.22
	Hypothetical	(b)(c)	1,000.00	1,019.06	6.21	1.22
Class R Shares	Actual	(b)	1,000.00	971.50	4.42	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	975.50	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	974.10	1.94	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

102

Statement of Investments

October 31, 2018

Nationwide Destination 2045 Fund

Investment Companies 91.1%

	Shares	Value

Equity Funds 81.9%
Nationwide International Index Fund, Class R6 (a)	4,601,205	$35,061,184
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,318,717	22,919,297
Nationwide S&P 500 Index Fund, Class R6 (a)	3,833,047	62,976,958
Nationwide Small Cap Index Fund, Class R6 (a)	678,296	9,407,963

Total Equity Funds (cost $126,384,409)		130,365,402

Fixed Income Funds 9.2%
Nationwide Bond Index Fund, Class R6 (a)	1,074,485	11,260,603
Nationwide Core Plus Bond Fund, Class R6 (a)	336,571	3,281,569

Total Fixed Income Funds (cost $15,211,910)		14,542,172

Total Investment Companies (cost $141,596,319)		144,907,574

Exchange Traded Funds 9.0%
Equity Fund 7.0%
iShares Core MSCI Emerging Markets ETF	235,635	11,136,110

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	38,037	3,208,421

Total Exchange Traded Funds (cost $16,312,075)		14,344,531

Short-Term Investment 0.2%
Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (c)(d)	347,485	347,485

Total Short-Term Investment (cost $347,485)		347,485

Repurchase Agreement 1.8%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $2,900,522, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $2,959,233. (d)(e)	$2,900,345	$2,900,345

Total Repurchase Agreement (cost $2,900,345)		2,900,345

Total Investments (cost $161,156,224) — 102.1%		162,499,935

Liabilities in excess of other assets — (2.1)%		(3,310,621)

NET ASSETS — 100.0%		$159,189,314

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $3,176,284, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $347,485 and $2,900,345, respectively, a total value of $3,247,830.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $3,247,830.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

103

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2045 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $141,596,319)	$144,907,574
Investment securities of unaffiliated issuers, at value* (cost $16,659,560)	14,692,016
Repurchase agreement, at value (cost $2,900,345)	2,900,345
Cash	4,355
Security lending income receivable	1,977
Receivable for investments sold	225,873
Receivable for capital shares issued	18,723

Total Assets	162,750,863

Liabilities:
Payable for capital shares redeemed	244,595
Payable upon return of securities loaned (Note 2)	3,247,830
Accrued expenses and other payables:
Investment advisory fees	18,044
Distribution fees	25,377
Administrative servicing fees	24,162
Trustee fees	468
Professional fees	1,073

Total Liabilities	3,561,549

Net Assets	$159,189,314

Represented by:
Capital	$145,420,471
Total distributable earnings (loss)	13,768,843

Net Assets	$159,189,314

Net Assets:
Class A Shares	$31,046,163
Class C Shares	1,614,688
Class R Shares	39,183,778
Class R6 Shares	39,305,513
Institutional Service Class Shares	48,039,172

Total	$159,189,314

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,081,804
Class C Shares	162,409
Class R Shares	3,923,055
Class R6 Shares	3,877,127
Institutional Service Class Shares	4,776,008

Total	15,820,403

*	Includes value of securities on loan of $3,176,284 (Note 2).

104

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.07
Class C Shares (b)	$9.94
Class R Shares	$9.99
Class R6 Shares	$10.14
Institutional Service Class Shares	$10.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.68

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

105

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$3,283,789
Dividend income from unaffiliated issuers	379,788
Income from securities lending (Note 2)	19,878
Other income	376

Total Income	3,683,831

EXPENSES:
Investment advisory fees	218,621
Distribution fees Class A	80,288
Distribution fees Class C	19,336
Distribution fees Class R	221,803
Administrative servicing fees Class A	79,310
Administrative servicing fees Class C	1,547
Administrative servicing fees Class R	110,901
Administrative servicing fees Institutional Service Class	117,549
Professional fees	3,877
Trustee fees	5,046

Total Expenses	858,278

NET INVESTMENT INCOME	2,825,553

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	9,277,734
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	3,752,727
Transactions in investment securities of unaffiliated issuers	100,942

Net realized gains	13,131,403

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(13,848,866)
Investment securities of unaffiliated issuers	(2,369,552)

Net change in unrealized appreciation/depreciation	(16,218,418)

Net realized/unrealized losses	(3,087,015)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(261,462)

The accompanying notes are an integral part of these financial statements.

106

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$2,825,553	$2,525,451
Net realized gains	13,131,403	9,522,295
Net change in unrealized appreciation/depreciation	(16,218,418)	16,205,737

Change in net assets resulting from operations	(261,462)	28,253,483

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,164,446)	(1,650,149	)(a)
Class C	(140,154)	(146,288	)(a)
Class R	(3,227,288)	(3,481,296	)(a)
Class R6 (b)	(3,617,921)	(3,575,053	)(a)
Institutional Service Class	(3,250,602)	(2,747,869	)(a)

Change in net assets from shareholder distributions	(12,400,411)	(11,600,655)

Change in net assets from capital transactions	1,913,809	18,847,629

Change in net assets	(10,748,064)	35,500,457

Net Assets:
Beginning of year	169,937,378	134,436,921

End of year	$159,189,314	$169,937,378

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,775,931	$8,345,253
Dividends reinvested	2,164,446	1,650,149
Cost of shares redeemed	(5,796,587)	(2,395,347)

Total Class A Shares	4,143,790	7,600,055

Class C Shares
Proceeds from shares issued	56,882	60,413
Dividends reinvested	140,154	146,288
Cost of shares redeemed	(526,409)	(204,309)

Total Class C Shares	(329,373)	2,392

Class R Shares
Proceeds from shares issued	3,806,433	5,636,529
Dividends reinvested	3,227,288	3,481,296
Cost of shares redeemed	(12,088,573)	(9,513,494)

Total Class R Shares	(5,054,852)	(395,669)

Class R6 Shares (b)
Proceeds from shares issued	9,202,642	13,294,675
Dividends reinvested	3,617,921	3,575,053
Cost of shares redeemed	(18,570,452)	(12,387,100)

Total Class R6 Shares	(5,749,889)	4,482,628

Institutional Service Class Shares
Proceeds from shares issued	12,127,569	12,663,053
Dividends reinvested	3,250,602	2,747,869
Cost of shares redeemed	(6,474,038)	(8,252,699)

Total Institutional Service Class Shares	8,904,133	7,158,223

Change in net assets from capital transactions	$1,913,809	$18,847,629

107

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	731,181	818,018
Reinvested	206,132	169,903
Redeemed	(538,700)	(234,481)

Total Class A Shares	398,613	753,440

Class C Shares
Issued	5,434	6,027
Reinvested	13,524	15,274
Redeemed	(49,590)	(20,491)

Total Class C Shares	(30,632)	810

Class R Shares
Issued	359,524	558,328
Reinvested	310,015	362,135
Redeemed	(1,138,547)	(948,475)

Total Class R Shares	(469,008)	(28,012)

Class R6 Shares (b)
Issued	852,693	1,295,722
Reinvested	342,463	366,169
Redeemed	(1,723,178)	(1,241,346)

Total Class R6 Shares	(528,022)	420,545

Institutional Service Class Shares
Issued	1,139,358	1,240,787
Reinvested	309,964	283,396
Redeemed	(602,697)	(811,349)

Total Institutional Service Class Shares	846,625	712,834

Total change in shares	217,576	1,859,617

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $375,095, $23,790, $658,241, $904,927 and $653,374 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $1,275,054, $122,498, $2,823,055, $2,670,126 and $2,094,495 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

108

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.90	0.16	(0.20)	(0.04)	(0.19)	(0.60)	(0.79)	$10.07	(0.57%	)	$31,046,163	0.63%	1.51%	0.63%	21.94%
Year Ended October 31, 2017	$9.80	0.15	1.76	1.91	(0.17)	(0.64)	(0.81)	$10.90	20.54%		$29,257,058	0.61%	1.49%	0.61%	34.41%
Year Ended October 31, 2016	$10.09	0.10	0.09	0.19	(0.13)	(0.35)	(0.48)	$9.80	2.11%		$18,902,112	0.61%	1.09%	0.61%	11.61%
Year Ended October 31, 2015	$10.71	0.15	(0.08)	0.07	(0.19)	(0.50)	(0.69)	$10.09	0.65%		$12,590,850	0.59%	1.43%	0.59%	5.66%
Year Ended October 31, 2014	$10.41	0.15	0.64	0.79	(0.16)	(0.33)	(0.49)	$10.71	7.84%		$8,630,457	0.61%	1.45%	0.61%	9.77%

Class C Shares
Year Ended October 31, 2018	$10.78	0.11	(0.21)	(0.10)	(0.14)	(0.60)	(0.74)	$9.94	(1.19%	)	$1,614,688	1.22%	1.05%	1.22%	21.94%
Year Ended October 31, 2017	$9.71	0.10	1.73	1.83	(0.12)	(0.64)	(0.76)	$10.78	19.86%		$2,080,961	1.23%	0.96%	1.23%	34.41%
Year Ended October 31, 2016	$10.01	0.05	0.08	0.13	(0.08)	(0.35)	(0.43)	$9.71	1.44%		$1,865,950	1.24%	0.55%	1.24%	11.61%
Year Ended October 31, 2015	$10.63	0.09	(0.08)	0.01	(0.13)	(0.50)	(0.63)	$10.01	0.04%		$1,985,303	1.25%	0.91%	1.25%	5.66%
Year Ended October 31, 2014	$10.35	0.08	0.65	0.73	(0.12)	(0.33)	(0.45)	$10.63	7.22%		$2,124,737	1.20%	0.73%	1.20%	9.77%

Class R Shares (g)
Year Ended October 31, 2018	$10.82	0.14	(0.21)	(0.07)	(0.16)	(0.60)	(0.76)	$9.99	(0.83%	)	$39,183,778	0.89%	1.32%	0.89%	21.94%
Year Ended October 31, 2017	$9.73	0.13	1.75	1.88	(0.15)	(0.64)	(0.79)	$10.82	20.33%		$47,506,612	0.88%	1.31%	0.88%	34.41%
Year Ended October 31, 2016	$10.02	0.08	0.08	0.16	(0.10)	(0.35)	(0.45)	$9.73	1.82%		$42,999,999	0.88%	0.89%	0.88%	11.61%
Year Ended October 31, 2015	$10.64	0.13	(0.09)	0.04	(0.16)	(0.50)	(0.66)	$10.02	0.32%		$47,439,190	0.88%	1.23%	0.88%	5.66%
Year Ended October 31, 2014	$10.35	0.11	0.65	0.76	(0.14)	(0.33)	(0.47)	$10.64	7.58%		$49,027,374	0.88%	1.03%	0.88%	9.77%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.97	0.23	(0.22)	0.01	(0.24)	(0.60)	(0.84)	$10.14	(0.07%	)	$39,305,513	0.14%	2.12%	0.14%	21.94%
Year Ended October 31, 2017	$9.84	0.21	1.77	1.98	(0.21)	(0.64)	(0.85)	$10.97	21.29%		$48,309,859	0.13%	2.09%	0.13%	34.41%
Year Ended October 31, 2016	$10.13	0.16	0.07	0.23	(0.17)	(0.35)	(0.52)	$9.84	2.56%		$39,218,168	0.13%	1.62%	0.13%	11.61%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.24)	(0.50)	(0.74)	$10.13	1.07%		$31,439,594	0.13%	1.87%	0.13%	5.66%
Year Ended October 31, 2014	$10.45	0.18	0.67	0.85	(0.22)	(0.33)	(0.55)	$10.75	8.38%		$22,421,415	0.13%	1.66%	0.13%	9.77%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.89	0.19	(0.20)	(0.01)	(0.22)	(0.60)	(0.82)	$10.06	(0.32%	)	$48,039,172	0.39%	1.76%	0.39%	21.94%
Year Ended October 31, 2017	$9.78	0.18	1.76	1.94	(0.19)	(0.64)	(0.83)	$10.89	20.91%		$42,782,888	0.38%	1.73%	0.38%	34.41%
Year Ended October 31, 2016	$10.07	0.13	0.08	0.21	(0.15)	(0.35)	(0.50)	$9.78	2.33%		$31,450,692	0.38%	1.34%	0.38%	11.61%
Year Ended October 31, 2015	$10.69	0.17	(0.08)	0.09	(0.21)	(0.50)	(0.71)	$10.07	0.84%		$25,991,661	0.38%	1.62%	0.38%	5.66%
Year Ended October 31, 2014	$10.40	0.16	0.65	0.81	(0.19)	(0.33)	(0.52)	$10.69	8.07%		$17,428,130	0.38%	1.52%	0.38%	9.77%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

109

Fund Commentary	Nationwide Destination 2050 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2050 Fund (Class R) returned -0.82% versus 0.16% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2050 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2050 Funds (consisting of 237 funds as of October 31, 2018), was -0.39% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Four of the Fund’s eight underlying investments posted a positive return during the reporting period. The leading contributors to the Fund’s performance were the allocations to the underlying Nationwide S&P 500 Index Fund and the underlying Nationwide MidCap Market Index Fund, which returned 7.19% and 0.78%, respectively. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap and mid-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure while reducing non-U.S. developed market equity exposure. From an underlying fund standpoint, there was no change to the underlying funds used within the Fund during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited

110

Fund Commentary (cont.)	Nationwide Destination 2050 Fund

availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

111

Fund Overview	Nationwide Destination 2050 Fund

Asset Allocation†

Equity Funds	90.8%
Fixed Income Funds	9.2%
Repurchase Agreement	1.9%
Money Market Fund	0.2%
Liabilities in excess of other assets	(2.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	39.2%
Nationwide International Index Fund, Class R6	22.1%
Nationwide Mid Cap Market Index Fund, Class R6	15.1%
iShares Core MSCI Emerging Markets ETF	6.8%
Nationwide Bond Index Fund, Class R6	6.0%
Nationwide Small Cap Index Fund, Class R6	5.8%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
Nationwide Core Plus Bond Fund, Class R6	1.0%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.2%
BNP Paribas Securities Corp.	1.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

112

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.46)%	5.93%	9.83%
	w/SC2	(6.22)%	4.69%	9.19%
Class C	w/o SC1	(1.02)%	5.35%	9.24%
	w/SC3	(1.96)%	N/A	N/A
Class R4,5		(0.82)%	5.64%	9.53%
Class R6[4,6]		0.04%	6.45%	10.35%
Institutional Service Class[4]		(0.33)%	6.19%	10.08%
Morningstar® Lifetime Allocation Moderate 2050 Index		0.16%	6.31%	10.60%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.44%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

113

Fund Performance (cont.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2050 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2050 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

114

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	972.10	3.18	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	970.20	5.86	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	970.50	4.42	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	975.60	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	973.20	1.94	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

115

Statement of Investments

October 31, 2018

Nationwide Destination 2050 Fund

Investment Companies 91.0%

	Shares	Value

Equity Funds 83.9%
Nationwide International Index Fund, Class R6 (a)	3,869,223	$29,483,475
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,162,064	20,196,666
Nationwide S&P 500 Index Fund, Class R6 (a)	3,187,896	52,377,126
Nationwide Small Cap Index Fund, Class R6 (a)	558,721	7,749,465

Total Equity Funds (cost $106,577,938)		109,806,732

Fixed Income Funds 7.1%
Nationwide Bond Index Fund, Class R6 (a)	755,530	7,917,958
Nationwide Core Plus Bond Fund, Class R6 (a)	139,390	1,359,051

Total Fixed Income Funds (cost $9,715,668)		9,277,009

Total Investment Companies (cost $116,293,606)		119,083,741

Exchange Traded Funds 9.0%
Equity Fund 6.9%
iShares Core MSCI Emerging Markets ETF	192,464	9,095,849

Fixed Income Fund 2.1%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	31,884	2,689,416

Total Exchange Traded Funds (cost $13,387,851)		11,785,265

Short-Term Investment 0.2%
Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (c)(d)	291,277	291,277

Total Short-Term Investment (cost $291,277)		291,277

Repurchase Agreement 1.9%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $2,431,351, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $2,480,566. (d)(e)	$2,431,204	$2,431,204

Total Repurchase Agreement (cost $2,431,204)		2,431,204

Total Investments (cost $132,403,938) — 102.1%		133,591,487

Liabilities in excess of other assets — (2.1)%		(2,799,094)

NET ASSETS — 100.0%		$130,792,393

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $2,662,508, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $291,277 and $2,431,204, respectively, a total value of $2,722,481.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $2,722,481.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

116

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2050 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $116,293,606)	$119,083,741
Investment securities of unaffiliated issuers, at value* (cost $13,679,128)	12,076,542
Repurchase agreement, at value (cost $2,431,204)	2,431,204
Cash	3,625
Security lending income receivable	1,671
Receivable for investments sold	100,669
Receivable for capital shares issued	63,636

Total Assets	133,761,088

Liabilities:
Payable for capital shares redeemed	188,520
Payable upon return of securities loaned (Note 2)	2,722,481
Accrued expenses and other payables:
Investment advisory fees	14,802
Distribution fees	21,712
Administrative servicing fees	19,940
Trustee fees	387
Professional fees	853

Total Liabilities	2,968,695

Net Assets	$130,792,393

Represented by:
Capital	$120,820,070
Total distributable earnings (loss)	9,972,323

Net Assets	$130,792,393

Net Assets:
Class A Shares	$26,072,573
Class C Shares	100,578
Class R Shares	36,604,249
Class R6 Shares	32,438,748
Institutional Service Class Shares	35,576,245

Total	$130,792,393

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,986,166
Class C Shares	11,752
Class R Shares	4,249,714
Class R6 Shares	3,705,074
Institutional Service Class Shares	4,077,561

Total	15,030,267

*	Includes value of securities on loan of $2,662,508 (Note 2).

117

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.73
Class C Shares (b)	$8.56
Class R Shares	$8.61
Class R6 Shares	$8.76
Institutional Service Class Shares	$8.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.26

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

118

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$2,564,870
Dividend income from unaffiliated issuers	299,706
Income from securities lending (Note 2)	16,068
Other income	328

Total Income	2,880,972

EXPENSES:
Investment advisory fees	174,253
Distribution fees Class A	63,323
Distribution fees Class C	1,160
Distribution fees Class R	196,466
Administrative servicing fees Class A	62,943
Administrative servicing fees Class C	52
Administrative servicing fees Class R	98,233
Administrative servicing fees Institutional Service Class	87,262
Professional fees	3,079
Trustee fees	4,034

Total Expenses	690,805

NET INVESTMENT INCOME	2,190,167

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	7,403,228
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	2,086,684
Transactions in investment securities of unaffiliated issuers	67,949

Net realized gains	9,557,861

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(10,358,067)
Investment securities of unaffiliated issuers	(1,913,698)

Net change in unrealized appreciation/depreciation	(12,271,765)

Net realized/unrealized losses	(2,713,904)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(523,737)

The accompanying notes are an integral part of these financial statements.

119

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$2,190,167	$1,886,927
Net realized gains	9,557,861	5,412,760
Net change in unrealized appreciation/depreciation	(12,271,765)	14,869,319

Change in net assets resulting from operations	(523,737)	22,169,006

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,313,583)	(1,268,088	)(a)
Class C	(6,422)	(7,071	)(a)
Class R	(2,167,824)	(2,968,801	)(a)
Class R6 (b)	(2,258,583)	(2,396,425	)(a)
Institutional Service Class	(1,942,111)	(2,101,684	)(a)

Change in net assets from shareholder distributions	(7,688,523)	(8,742,069)

Change in net assets from capital transactions	5,690,585	18,333,448

Change in net assets	(2,521,675)	31,760,385

Net Assets:
Beginning of year	133,314,068	101,553,683

End of year	$130,792,393	$133,314,068

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,916,874	$8,135,640
Dividends reinvested	1,313,583	1,268,088
Cost of shares redeemed	(5,049,223)	(2,813,523)

Total Class A Shares	4,181,234	6,590,205

Class C Shares
Proceeds from shares issued	54,581	29,632
Dividends reinvested	6,422	7,033
Cost of shares redeemed	(69,427)	(18,803)

Total Class C Shares	(8,424)	17,862

Class R Shares
Proceeds from shares issued	4,475,334	5,735,354
Dividends reinvested	2,167,824	2,968,801
Cost of shares redeemed	(8,015,717)	(9,562,464)

Total Class R Shares	(1,372,559)	(858,309)

Class R6 Shares (b)
Proceeds from shares issued	9,280,571	11,752,165
Dividends reinvested	2,258,583	2,396,425
Cost of shares redeemed	(14,285,406)	(6,621,699)

Total Class R6 Shares	(2,746,252)	7,526,891

Institutional Service Class Shares
Proceeds from shares issued	9,086,031	10,040,787
Dividends reinvested	1,942,111	2,101,684
Cost of shares redeemed	(5,391,556)	(7,085,672)

Total Institutional Service Class Shares	5,636,586	5,056,799

Change in net assets from capital transactions	$5,690,585	$18,333,448

120

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	858,506	935,621
Reinvested	144,120	153,505
Redeemed	(543,733)	(323,207)

Total Class A Shares	458,893	765,919

Class C Shares
Issued	5,921	3,521
Reinvested	719	867
Redeemed	(7,727)	(2,205)

Total Class C Shares	(1,087)	2,183

Class R Shares
Issued	491,494	667,180
Reinvested	241,315	364,558
Redeemed	(877,593)	(1,119,978)

Total Class R Shares	(144,784)	(88,240)

Class R6 Shares (b)
Issued	997,018	1,358,474
Reinvested	247,376	288,827
Redeemed	(1,536,842)	(777,324)

Total Class R6 Shares	(292,448)	869,977

Institutional Service Class Shares
Issued	984,620	1,150,839
Reinvested	213,196	254,800
Redeemed	(579,401)	(810,793)

Total Institutional Service Class Shares	618,415	594,846

Total change in shares	638,989	2,144,685

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $288,449, $1,240, $556,264, $634,432 and $485,830 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $979,639, $5,831, $2,412,537, $1,761,993 and $1,615,854 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

121

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$9.29	0.13	(0.16)	(0.03)	(0.16)	(0.37)	(0.53)	$8.73	(0.46%	)	$26,072,573	0.63%	1.46%	0.63%	19.14%
Year Ended October 31, 2017	$8.33	0.13	1.51	1.64	(0.14)	(0.54)	(0.68)	$9.29	20.84%		$23,490,599	0.61%	1.44%	0.61%	32.50%
Year Ended October 31, 2016	$8.62	0.09	0.07	0.16	(0.11)	(0.34)	(0.45)	$8.33	2.17%		$14,663,954	0.61%	1.10%	0.61%	15.31%
Year Ended October 31, 2015	$9.65	0.13	(0.06)	0.07	(0.17)	(0.93)	(1.10)	$8.62	0.72%		$11,581,468	0.61%	1.42%	0.61%	6.73%
Year Ended October 31, 2014	$9.88	0.13	0.59	0.72	(0.14)	(0.81)	(0.95)	$9.65	7.78%		$8,218,137	0.64%	1.38%	0.64%	27.49%

Class C Shares
Year Ended October 31, 2018	$9.13	0.09	(0.17)	(0.08)	(0.12)	(0.37)	(0.49)	$8.56	(1.02%	)	$100,578	1.18%	1.02%	1.18%	19.14%
Year Ended October 31, 2017	$8.20	0.08	1.50	1.58	(0.11)	(0.54)	(0.65)	$9.13	20.29%		$117,231	1.18%	0.92%	1.18%	32.50%
Year Ended October 31, 2016	$8.50	0.05	0.06	0.11	(0.07)	(0.34)	(0.41)	$8.20	1.52%		$87,393	1.18%	0.58%	1.18%	15.31%
Year Ended October 31, 2015	$9.54	0.08	(0.06)	0.02	(0.13)	(0.93)	(1.06)	$8.50	0.15%		$106,174	1.18%	0.90%	1.18%	6.73%
Year Ended October 31, 2014	$9.80	0.08	0.58	0.66	(0.11)	(0.81)	(0.92)	$9.54	7.18%		$110,002	1.16%	0.82%	1.16%	27.49%

Class R Shares (g)
Year Ended October 31, 2018	$9.18	0.12	(0.18)	(0.06)	(0.14)	(0.37)	(0.51)	$8.61	(0.82%	)	$36,604,249	0.89%	1.27%	0.89%	19.14%
Year Ended October 31, 2017	$8.23	0.11	1.50	1.61	(0.12)	(0.54)	(0.66)	$9.18	20.71%		$40,326,541	0.88%	1.29%	0.88%	32.50%
Year Ended October 31, 2016	$8.52	0.07	0.07	0.14	(0.09)	(0.34)	(0.43)	$8.23	1.89%		$36,901,555	0.88%	0.88%	0.88%	15.31%
Year Ended October 31, 2015	$9.56	0.11	(0.08)	0.03	(0.14)	(0.93)	(1.07)	$8.52	0.32%		$39,972,106	0.88%	1.21%	0.88%	6.73%
Year Ended October 31, 2014	$9.81	0.10	0.59	0.69	(0.13)	(0.81)	(0.94)	$9.56	7.53%		$39,009,104	0.88%	1.01%	0.88%	27.49%

Class R6 Shares (h)
Year Ended October 31, 2018	$9.32	0.19	(0.17)	0.02	(0.21)	(0.37)	(0.58)	$8.76	0.04%		$32,438,748	0.14%	2.07%	0.14%	19.14%
Year Ended October 31, 2017	$8.34	0.17	1.53	1.70	(0.18)	(0.54)	(0.72)	$9.32	21.57%		$37,250,979	0.13%	1.99%	0.13%	32.50%
Year Ended October 31, 2016	$8.63	0.13	0.07	0.20	(0.15)	(0.34)	(0.49)	$8.34	2.64%		$26,084,928	0.13%	1.59%	0.13%	15.31%
Year Ended October 31, 2015	$9.66	0.16	(0.05)	0.11	(0.21)	(0.93)	(1.14)	$8.63	1.19%		$19,624,686	0.13%	1.86%	0.13%	6.73%
Year Ended October 31, 2014	$9.91	0.17	0.59	0.76	(0.20)	(0.81)	(1.01)	$9.66	8.23%		$13,474,072	0.13%	1.75%	0.13%	27.49%

Institutional Service Class Shares
Year Ended October 31, 2018	$9.29	0.16	(0.18)	(0.02)	(0.18)	(0.37)	(0.55)	$8.72	(0.33%	)	$35,576,245	0.39%	1.74%	0.39%	19.14%
Year Ended October 31, 2017	$8.31	0.15	1.53	1.68	(0.16)	(0.54)	(0.70)	$9.29	21.35%		$32,128,718	0.38%	1.69%	0.38%	32.50%
Year Ended October 31, 2016	$8.61	0.11	0.06	0.17	(0.13)	(0.34)	(0.47)	$8.31	2.28%		$23,815,853	0.38%	1.33%	0.38%	15.31%
Year Ended October 31, 2015	$9.64	0.15	(0.06)	0.09	(0.19)	(0.93)	(1.12)	$8.61	0.96%		$19,537,648	0.38%	1.68%	0.38%	6.73%
Year Ended October 31, 2014	$9.88	0.14	0.61	0.75	(0.18)	(0.81)	(0.99)	$9.64	8.10%		$15,739,026	0.38%	1.52%	0.38%	27.49%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

122

Fund Commentary	Nationwide Destination 2055 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2055 Fund (Class R6) returned 0.02% versus-0.04% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2055 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2055 (consisting of 218 funds as of October 31, 2018), was -0.19% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury

Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Four of the Fund’s eight underlying investments posted a positive return during the reporting period. The leading contributors to the Fund’s performance were the allocations to the underlying Nationwide S&P 500 Index Fund and the underlying Nationwide MidCap Market Index Fund, which returned 7.19% and 0.78%, respectively. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocation to small-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure while reducing non-U.S. developed market equity exposure. From an underlying fund standpoint, there was no change to the underlying funds used within the Fund during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and

123

Fund Commentary (cont.)	Nationwide Destination 2055 Fund

derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

124

Fund Overview	Nationwide Destination 2055 Fund

Asset Allocation†

Equity Funds	93.1%
Fixed Income Funds	7.0%
Repurchase Agreement	0.9%
Money Market Fund	0.1%
Liabilities in excess of other assets	(1.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	40.1%
Nationwide International Index Fund, Class R6	22.8%
Nationwide Mid Cap Market Index Fund, Class R6	15.8%
iShares Core MSCI Emerging Markets ETF	6.9%
Nationwide Small Cap Index Fund, Class R6	6.4%
Nationwide Bond Index Fund, Class R6	5.0%
iShares iBoxx $ High Yield Corporate Bond ETF	1.0%
Nationwide Core Plus Bond Fund, Class R6	1.0%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.1%
BNP Paribas Securities Corp.	0.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

125

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	(0.47)%	6.01%	7.63%	[2]
	w/SC3	(6.17)%	4.75%	6.82%	[2]
Class C	w/o SC1	(0.98)%	5.43%	7.03%	[2]
	w/SC4	(1.93)%	N/A	N/A
Class R5,6		(0.77)%	5.71%	7.33%	[2]
Class R6[5,7]		0.02%	6.52%	8.12%	[2]
Institutional Service Class[5]		(0.23)%	6.26%	7.90%	[2]
Morningstar® Lifetime Moderate 2055 Index		(0.04)%	6.20%	7.80%
CPI		2.52%	1.60%	1.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 28, 2010.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.64%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

126

Fund Performance (cont.)	Nationwide Destination 2055 Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Destination 2055 Fund from inception through 10/31/18 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2055 Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

127

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	972.10	3.18	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	969.50	5.81	1.17
	Hypothetical	(b)(c)	1,000.00	1,019.31	5.96	1.17
Class R Shares	Actual	(b)	1,000.00	970.10	4.42	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares	Actual	(b)	1,000.00	973.90	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	972.70	1.94	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

128

Statement of Investments

October 31, 2018

Nationwide Destination 2055 Fund

Investment Companies 92.1%

	Shares	Value

Equity Funds 86.1%
Nationwide International Index Fund, Class R6 (a)	2,156,345	$16,431,346
Nationwide Mid Cap Market Index Fund, Class R6 (a)	655,463	11,391,954
Nationwide S&P 500 Index Fund, Class R6 (a)	1,758,621	28,894,151
Nationwide Small Cap Index Fund, Class R6 (a)	332,933	4,617,775

Total Equity Funds (cost $60,028,257)		61,335,226

Fixed Income Funds 6.0%
Nationwide Bond Index Fund, Class R6 (a)	339,418	3,557,103
Nationwide Core Plus Bond Fund, Class R6 (a)	73,815	719,695

Total Fixed Income Funds (cost $4,471,744)		4,276,798

Total Investment Companies (cost $64,500,001)		65,612,024

Exchange Traded Funds 8.0%
Equity Fund 7.0%
iShares Core MSCI Emerging Markets ETF	105,461	4,984,087

Fixed Income Fund 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	8,562	722,205

Total Exchange Traded Funds (cost $6,560,403)		5,706,292

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (c)(d)	78,215	78,215

Total Short-Term Investment (cost $78,215)		78,215

Repurchase Agreement 0.9%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $652,879, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $666,095. (d)(e)	$652,840	$652,840

Total Repurchase Agreement (cost $652,840)		652,840

Total Investments (cost $71,791,459) — 101.1%		72,049,371

Liabilities in excess of other assets — (1.1)%		(761,750)

NET ASSETS — 100.0%		$71,287,621

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $714,951, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $78,215 and $652,840, respectively, a total value of $731,055.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $731,055.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

129

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2055 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $64,500,001)	$65,612,024
Investment securities of unaffiliated issuers, at value* (cost $6,638,618)	5,784,507
Repurchase agreement, at value (cost $652,840)	652,840
Security lending income receivable	450
Receivable for capital shares issued	78,175

Total Assets	72,127,996

Liabilities:
Payable for investments purchased	74,144
Payable for capital shares redeemed	23
Cash overdraft (Note 2)	3,079
Payable upon return of securities loaned (Note 2)	731,055
Accrued expenses and other payables:
Investment advisory fees	8,057
Distribution fees	11,676
Administrative servicing fees	11,679
Trustee fees	207
Professional fees	455

Total Liabilities	840,375

Net Assets	$71,287,621

Represented by:
Capital	$66,881,899
Total distributable earnings (loss)	4,405,722

Net Assets	$71,287,621

Net Assets:
Class A Shares	$17,583,786
Class C Shares	39,744
Class R Shares	17,971,136
Class R6 Shares	18,355,415
Institutional Service Class Shares	17,337,540

Total	$71,287,621

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,320,502
Class C Shares	2,991
Class R Shares	1,352,909
Class R6 Shares	1,370,659
Institutional Service Class Shares	1,295,828

Total	5,342,889

*	Includes value of securities on loan of $714,951 (Note 2).

130

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.32
Class C Shares (b)	$13.29
Class R Shares	$13.28
Class R6 Shares	$13.39
Institutional Service Class Shares	$13.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

131

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,383,726
Dividend income from unaffiliated issuers	125,597
Income from securities lending (Note 2)	4,175
Other income	119

Total Income	1,513,617

EXPENSES:
Investment advisory fees	93,216
Distribution fees Class A	42,778
Distribution fees Class C	461
Distribution fees Class R	92,276
Administrative servicing fees Class A	42,778
Administrative servicing fees Class C	19
Administrative servicing fees Class R	46,138
Administrative servicing fees Institutional Service Class	43,516
Professional fees	1,672
Trustee fees	2,149

Total Expenses	365,003

NET INVESTMENT INCOME	1,148,614

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	3,996,769
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	847,213
Transactions in investment securities of unaffiliated issuers	31,019

Net realized gains	4,875,001

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(5,393,070)
Investment securities of unaffiliated issuers	(1,007,086)

Net change in unrealized appreciation/depreciation	(6,400,156)

Net realized/unrealized losses	(1,525,155)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(376,541)

The accompanying notes are an integral part of these financial statements.

132

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$1,148,614	$854,560
Net realized gains	4,875,001	1,642,071
Net change in unrealized appreciation/depreciation	(6,400,156)	8,070,845

Change in net assets resulting from operations	(376,541)	10,567,476

Distributions to Shareholders From:
Distributable earnings:
Class A	(690,440)	(675,828	)(a)
Class C	(1,708)	(3,545	)(a)
Class R	(758,649)	(905,367	)(a)
Class R6 (b)	(937,468)	(957,747	)(a)
Institutional Service Class	(753,198)	(700,076	)(a)

Change in net assets from shareholder distributions	(3,141,463)	(3,242,563)

Change in net assets from capital transactions	6,967,488	16,777,190

Change in net assets	3,449,484	24,102,103

Net Assets:
Beginning of year	67,838,137	43,736,034

End of year	$71,287,621	$67,838,137

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,837,203	$4,888,335
Dividends reinvested	690,440	675,828
Cost of shares redeemed	(1,983,755)	(1,527,184)

Total Class A Shares	3,543,888	4,036,979

Class C Shares
Proceeds from shares issued	6,001	7,597
Dividends reinvested	1,708	3,545
Cost of shares redeemed	(31,602)	(8,821)

Total Class C Shares	(23,893)	2,321

Class R Shares
Proceeds from shares issued	4,108,464	4,266,587
Dividends reinvested	758,649	905,367
Cost of shares redeemed	(3,980,954)	(2,484,511)

Total Class R Shares	886,159	2,687,443

Class R6 Shares (b)
Proceeds from shares issued	6,163,491	7,417,192
Dividends reinvested	937,468	957,747
Cost of shares redeemed	(7,294,594)	(2,882,140)

Total Class R6 Shares	(193,635)	5,492,799

Institutional Service Class Shares
Proceeds from shares issued	5,313,975	5,578,416
Dividends reinvested	753,198	700,076
Cost of shares redeemed	(3,312,204)	(1,720,844)

Total Institutional Service Class Shares	2,754,969	4,557,648

Change in net assets from capital transactions	$6,967,488	$16,777,190

133

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	343,757	373,255
Reinvested	49,637	54,502
Redeemed	(140,913)	(116,587)

Total Class A Shares	252,481	311,170

Class C Shares
Issued	428	586
Reinvested	123	288
Redeemed	(2,269)	(679)

Total Class C Shares	(1,718)	195

Class R Shares
Issued	292,234	328,968
Reinvested	54,733	73,269
Redeemed	(284,208)	(191,700)

Total Class R Shares	62,759	210,537

Class R6 Shares (b)
Issued	435,975	565,060
Reinvested	67,000	76,607
Redeemed	(513,746)	(222,405)

Total Class R6 Shares	(10,771)	419,262

Institutional Service Class Shares
Issued	376,403	428,081
Reinvested	53,876	56,115
Redeemed	(234,530)	(132,601)

Total Institutional Service Class Shares	195,749	351,595

Total change in shares	498,500	1,292,759

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $178,552, $687, $209,271, $302,551 and $204,992 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $497,276, $2,858, $696,096, $655,196 and $495,084 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

134

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$13.98	0.20	(0.25)	(0.05)	(0.24)	(0.37)	(0.61)	$13.32	(0.47%	)	$17,583,786	0.64%	1.43%	0.64%	18.61%
Year Ended October 31, 2017	$12.30	0.18	2.34	2.52	(0.21)	(0.63)	(0.84)	$13.98	21.33%		$14,927,090	0.62%	1.40%	0.62%	26.27%
Year Ended October 31, 2016	$12.72	0.13	0.10	0.23	(0.17)	(0.48)	(0.65)	$12.30	2.12%		$9,305,695	0.62%	1.10%	0.62%	17.63%
Year Ended October 31, 2015	$13.32	0.17	(0.08)	0.09	(0.24)	(0.45)	(0.69)	$12.72	0.74%		$5,343,749	0.61%	1.30%	0.61%	11.73%
Year Ended October 31, 2014	$12.71	0.14	0.83	0.97	(0.21)	(0.15)	(0.36)	$13.32	7.75%		$2,272,610	0.62%	1.10%	0.62%	10.03%

Class C Shares
Year Ended October 31, 2018	$13.95	0.13	(0.25)	(0.12)	(0.17)	(0.37)	(0.54)	$13.29	(0.98%	)	$39,744	1.18%	0.93%	1.18%	18.61%
Year Ended October 31, 2017	$12.29	0.12	2.32	2.44	(0.15)	(0.63)	(0.78)	$13.95	20.66%		$65,675	1.18%	0.89%	1.18%	26.27%
Year Ended October 31, 2016	$12.72	0.05	0.11	0.16	(0.11)	(0.48)	(0.59)	$12.29	1.50%		$55,467	1.18%	0.44%	1.18%	17.63%
Year Ended October 31, 2015	$13.32	0.12	(0.09)	0.03	(0.18)	(0.45)	(0.63)	$12.72	0.21%		$22,906	1.14%	0.92%	1.14%	11.73%
Year Ended October 31, 2014	$12.71	0.12	0.78	0.90	(0.14)	(0.15)	(0.29)	$13.32	7.20%		$17,758	1.17%	0.89%	1.17%	10.03%

Class R Shares (g)
Year Ended October 31, 2018	$13.95	0.17	(0.26)	(0.09)	(0.21)	(0.37)	(0.58)	$13.28	(0.77%	)	$17,971,136	0.89%	1.24%	0.89%	18.61%
Year Ended October 31, 2017	$12.28	0.15	2.33	2.48	(0.18)	(0.63)	(0.81)	$13.95	21.04%		$17,993,301	0.88%	1.17%	0.88%	26.27%
Year Ended October 31, 2016	$12.70	0.11	0.08	0.19	(0.13)	(0.48)	(0.61)	$12.28	1.81%		$13,255,710	0.88%	0.89%	0.88%	17.63%
Year Ended October 31, 2015	$13.30	0.15	(0.10)	0.05	(0.20)	(0.45)	(0.65)	$12.70	0.42%		$12,213,162	0.88%	1.18%	0.88%	11.73%
Year Ended October 31, 2014	$12.69	0.13	0.81	0.94	(0.18)	(0.15)	(0.33)	$13.30	7.51%		$9,775,507	0.88%	0.97%	0.88%	10.03%

Class R6 Shares (h)
Year Ended October 31, 2018	$14.05	0.29	(0.27)	0.02	(0.31)	(0.37)	(0.68)	$13.39	0.02%		$18,355,415	0.14%	2.03%	0.14%	18.61%
Year Ended October 31, 2017	$12.35	0.25	2.34	2.59	(0.26)	(0.63)	(0.89)	$14.05	21.93%		$19,408,740	0.13%	1.91%	0.13%	26.27%
Year Ended October 31, 2016	$12.77	0.20	0.09	0.29	(0.23)	(0.48)	(0.71)	$12.35	2.57%		$11,881,943	0.13%	1.64%	0.13%	17.63%
Year Ended October 31, 2015	$13.37	0.25	(0.10)	0.15	(0.30)	(0.45)	(0.75)	$12.77	1.17%		$9,463,033	0.13%	1.88%	0.13%	11.73%
Year Ended October 31, 2014	$12.74	0.22	0.83	1.05	(0.27)	(0.15)	(0.42)	$13.37	8.38%		$6,061,345	0.13%	1.66%	0.13%	10.03%

Institutional Service Class Shares
Year Ended October 31, 2018	$14.04	0.24	(0.25)	(0.01)	(0.28)	(0.37)	(0.65)	$13.38	(0.23%	)	$17,337,540	0.39%	1.69%	0.39%	18.61%
Year Ended October 31, 2017	$12.34	0.21	2.35	2.56	(0.23)	(0.63)	(0.86)	$14.04	21.67%		$15,443,331	0.38%	1.61%	0.38%	26.27%
Year Ended October 31, 2016	$12.76	0.17	0.09	0.26	(0.20)	(0.48)	(0.68)	$12.34	2.32%		$9,237,219	0.38%	1.39%	0.38%	17.63%
Year Ended October 31, 2015	$13.36	0.21	(0.09)	0.12	(0.27)	(0.45)	(0.72)	$12.76	0.92%		$7,575,664	0.38%	1.65%	0.38%	11.73%
Year Ended October 31, 2014	$12.74	0.18	0.83	1.01	(0.24)	(0.15)	(0.39)	$13.36	8.06%		$4,938,798	0.38%	1.40%	0.38%	10.03%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

135

Fund Commentary	Nationwide Destination 2060 Fund

For the annual period ended October 31, 2018, the Nationwide Destination 2060 Fund (Institutional Service Class) registered -0.20% versus -0.23% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2060 Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Target-Date 2060+ (consisting of 189 funds as of October 31, 2018) was -0.12% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Four of the Fund’s eight underlying investments posted a positive return during the reporting period. The leading contributors to the Fund’s performance were the allocations to the underlying Nationwide S&P 500 Index Fund and the underlying Nationwide MidCap Market Index Fund, which returned 7.19% and 0.78%, respectively. The largest detractors from Fund performance for the period were the underlying Nationwide International Index Fund and the underlying iShares MSCI Core Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocation to small-cap stocks in favor of large-cap stocks, and increased its emerging markets equity exposure while reducing non-U.S. developed market equity exposure. From an underlying fund standpoint, there was no change to the underlying funds used within the Fund during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA

The Fund did not hold derivatives during the reporting period.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited

136

Fund Commentary (cont.)	Nationwide Destination 2060 Fund

availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest.

The target date is the approximate date when investors plan to start withdrawals. The Fund offers continuous rebalancing over time to become more conservative as investors approach their planned retirement date. The principal value of the Fund is not guaranteed at any time, including the target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of the Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

137

Fund Overview	Nationwide Destination 2060 Fund

Asset Allocation†

Equity Funds	93.0%
Fixed Income Funds	7.0%
Repurchase Agreement	0.9%
Money Market Fund	0.1%
Liabilities in excess of other assets	(1.0)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	40.2%
Nationwide International Index Fund, Class R6	22.8%
Nationwide Mid Cap Market Index Fund, Class R6	15.8%
iShares Core MSCI Emerging Markets ETF	6.9%
Nationwide Small Cap Index Fund, Class R6	6.4%
Nationwide Bond Index Fund, Class R6	4.9%
Nationwide Core Plus Bond Fund, Class R6	1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	1.0%
Fidelity Investments Money Market Government Portfolio — Institutional Class	0.1%
BNP Paribas Securities Corp.	0.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

138

Fund Performance	Nationwide Destination 2060 Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	(0.43)%	7.25%	5.43%	[2]
	w/SC3	(6.15)%	5.14%	3.85%	[2]
Class C	w/o SC1	(0.96)%	6.68%	4.82%	[2]
	w/SC4	(1.91)%	N/A	N/A
Class R5		(0.65)%	7.05%	5.20%	[2]
Class R6[5,6]		0.04%	7.76%	5.89%	[2]
Institutional Service Class[5]		(0.20)%	7.52%	5.68%	[2]
Morningstar® Lifetime Allocation Moderate 2060 Index		(0.23)%	6.08%	5.22%
CPI		2.52%	2.07%	1.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 28, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.64%
Class R	1.14%
Class R6	0.39%
Institutional Service Class	0.64%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

139

Fund Performance (cont.)	Nationwide Destination 2060 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2060 Fund from inception through 10/31/18 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2060 Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

140

Shareholder Expense Example	Nationwide Destination 2060 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2060 Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	971.90	3.18	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	969.30	5.71	1.15
	Hypothetical	(b)(c)	1,000.00	1,019.41	5.85	1.15
Class R Shares	Actual	(b)	1,000.00	970.80	4.52	0.91
	Hypothetical	(b)(c)	1,000.00	1,020.62	4.63	0.91
Class R6 Shares	Actual	(b)	1,000.00	974.30	0.70	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	973.10	1.94	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

141

Statement of Investments

October 31, 2018

Nationwide Destination 2060 Fund

Investment Companies 92.1%

	Shares	Value

Equity Funds 86.1%
Nationwide International Index Fund, Class R6 (a)	507,758	$3,869,118
Nationwide Mid Cap Market Index Fund, Class R6 (a)	154,447	2,684,286
Nationwide S&P 500 Index Fund, Class R6 (a)	414,735	6,814,091
Nationwide Small Cap Index Fund, Class R6 (a)	78,482	1,088,548

Total Equity Funds (cost $14,669,964)		14,456,043

Fixed Income Funds 6.0%
Nationwide Bond Index Fund, Class R6 (a)	80,024	838,655
Nationwide Core Plus Bond Fund, Class R6 (a)	17,077	166,501

Total Fixed Income Funds (cost $1,046,394)		1,005,156

Total Investment Companies (cost $15,716,358)		15,461,199

Exchange Traded Funds 7.9%
Equity Fund 6.9%
iShares Core MSCI Emerging Markets ETF	24,713	1,167,937

Fixed Income Fund 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	1,969	166,085

Total Exchange Traded Funds (cost $1,532,518)		1,334,022

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (c)(d)	17,985	17,985

Total Short-Term Investment (cost $17,985)		17,985

Repurchase Agreement 0.9%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $150,125, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $153,164. (d)(e)	$150,116	$150,116

Total Repurchase Agreement (cost $150,116)		150,116

Total Investments (cost $17,416,977) — 101.0%		16,963,322

Liabilities in excess of other assets — (1.0)%		(169,427)

NET ASSETS — 100.0%		$16,793,895

(a)	Investment in affiliate.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $164,398, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $17,985 and $150,116, respectively, a total value of $168,101.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $168,101.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

142

Statement of Assets and Liabilities

October 31, 2018

Nationwide Destination 2060 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $15,716,358)	$15,461,199
Investment securities of unaffiliated issuers, at value* (cost $1,550,503)	1,352,007
Repurchase agreement, at value (cost $150,116)	150,116
Cash	216
Security lending income receivable	106
Receivable for capital shares issued	24,378

Total Assets	16,988,022

Liabilities:
Payable for investments purchased	19,763
Payable for capital shares redeemed	17
Payable upon return of securities loaned (Note 2)	168,101
Accrued expenses and other payables:
Investment advisory fees	1,878
Distribution fees	1,961
Administrative servicing fees	2,270
Trustee fees	48
Professional fees	89

Total Liabilities	194,127

Net Assets	$16,793,895

Represented by:
Capital	$16,471,120
Total distributable earnings (loss)	322,775

Net Assets	$16,793,895

Net Assets:
Class A Shares	$5,481,132
Class C Shares	113,150
Class R Shares	1,603,324
Class R6 Shares	3,924,629
Institutional Service Class Shares	5,671,660

Total	$16,793,895

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	510,517
Class C Shares	10,568
Class R Shares	149,490
Class R6 Shares	364,569
Institutional Service Class Shares	527,218

Total	1,562,362

*	Includes value of securities on loan of $164,398 (Note 2).

143

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Destination 2060 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.74
Class C Shares (b)	$10.71
Class R Shares	$10.73
Class R6 Shares	$10.77
Institutional Service Class Shares	$10.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.40

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

144

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Destination 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$267,612
Dividend income from unaffiliated issuers	23,676
Income from securities lending (Note 2)	500
Other income	58

Total Income	291,846

EXPENSES:
Investment advisory fees	18,769
Distribution fees Class A	11,486
Distribution fees Class C	1,400
Distribution fees Class R	6,644
Administrative servicing fees Class A	11,313
Administrative servicing fees Class C	14
Administrative servicing fees Class R	3,479
Administrative servicing fees Institutional Service Class	12,641
Professional fees	335
Trustee fees	435

Total Expenses	66,516

NET INVESTMENT INCOME	225,330

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	691,049
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	263,389
Transactions in investment securities of unaffiliated issuers	7,153

Net realized gains	961,591

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(1,243,448)
Investment securities of unaffiliated issuers	(223,464)

Net change in unrealized appreciation/depreciation	(1,466,912)

Net realized/unrealized losses	(505,321)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(279,991)

The accompanying notes are an integral part of these financial statements.

145

Statements of Changes in Net Assets

	Nationwide Destination 2060 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$225,330	$126,356
Net realized gains	961,591	388,156
Net change in unrealized appreciation/depreciation	(1,466,912)	1,001,749

Change in net assets resulting from operations	(279,991)	1,516,261

Distributions to Shareholders From:
Distributable earnings:
Class A	(175,983)	(64,193	)(a)
Class C	(6,203)	(4,305	)(a)
Class R	(51,243)	(17,694	)(a)
Class R6 (b)	(171,780)	(101,340	)(a)
Institutional Service Class	(223,154)	(91,388	)(a)

Change in net assets from shareholder distributions	(628,363)	(278,920)

Change in net assets from capital transactions	6,130,721	5,420,369

Change in net assets	5,222,367	6,657,710

Net Assets:
Beginning of year	11,571,528	4,913,818

End of year	$16,793,895	$11,571,528

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,942,099	$1,935,361
Dividends reinvested	175,983	64,193
Cost of shares redeemed	(544,262)	(229,553)

Total Class A Shares	2,573,820	1,770,001

Class C Shares
Proceeds from shares issued	5,666	6,869
Dividends reinvested	6,203	4,305
Cost of shares redeemed	(33,497)	(30)

Total Class C Shares	(21,628)	11,144

Class R Shares
Proceeds from shares issued	887,332	798,965
Dividends reinvested	51,243	17,694
Cost of shares redeemed	(301,987)	(209,918)

Total Class R Shares	636,588	606,741

Class R6 Shares (b)
Proceeds from shares issued	2,348,782	2,214,680
Dividends reinvested	171,780	101,340
Cost of shares redeemed	(1,668,607)	(1,091,334)

Total Class R6 Shares	851,955	1,224,686

Institutional Service Class Shares
Proceeds from shares issued	2,933,535	3,084,468
Dividends reinvested	223,154	91,388
Cost of shares redeemed	(1,066,703)	(1,368,059)

Total Institutional Service Class Shares	2,089,986	1,807,797

Change in net assets from capital transactions	$6,130,721	$5,420,369

146

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2060 Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	259,865	184,638
Reinvested	15,682	6,321
Redeemed	(47,997)	(21,212)

Total Class A Shares	227,550	169,747

Class C Shares
Issued	502	653
Reinvested	555	430
Redeemed	(3,011)	(3)

Total Class C Shares	(1,954)	1,080

Class R Shares
Issued	78,258	75,465
Reinvested	4,573	1,744
Redeemed	(26,672)	(19,489)

Total Class R Shares	56,159	57,720

Class R6 Shares (b)
Issued	206,531	210,100
Reinvested	15,274	9,964
Redeemed	(146,237)	(101,748)

Total Class R6 Shares	75,568	118,316

Institutional Service Class Shares
Issued	259,307	293,736
Reinvested	19,847	9,009
Redeemed	(95,924)	(133,512)

Total Institutional Service Class Shares	183,230	169,233

Total change in shares	540,553	516,096

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $30,068, $1,421, $8,046, $50,204 and $41,726 for Class A, Class C, Class R, Class R6 and Institutional. Service Class, respectively and net realized gains of $34,125, $2,884, $9,648, $51,136 and $49,662 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

147

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2060 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$11.31	0.15	(0.18)	(0.03)	(0.19)	(0.35)	(0.54)	$10.74	(0.43%	)	$5,481,132	0.63%	1.35%		0.63%	16.95%
Year Ended October 31, 2017	$9.71	0.14	1.88	2.02	(0.17)	(0.25)	(0.42)	$11.31	21.31%		$3,200,947	0.61%	1.29%		0.61%	44.88%
Year Ended October 31, 2016	$9.77	0.09	0.10	0.19	(0.13)	(0.12)	(0.25)	$9.71	2.12%		$1,099,157	0.60%	0.96%		0.60%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.14	(0.16)	(0.02)	(0.21)	–	(0.21)	$9.77	(0.26%	)	$318,677	0.45%	1.37%	(h)	0.45%	25.65%

Class C Shares
Year Ended October 31, 2018	$11.29	0.12	(0.21)	(0.09)	(0.14)	(0.35)	(0.49)	$10.71	(0.96%	)	$113,150	1.15%	1.04%		1.15%	16.95%
Year Ended October 31, 2017	$9.70	0.10	1.86	1.96	(0.12)	(0.25)	(0.37)	$11.29	20.71%		$141,367	1.14%	0.93%		1.14%	44.88%
Year Ended October 31, 2016	$9.76	0.06	0.08	0.14	(0.08)	(0.12)	(0.20)	$9.70	1.55%		$110,981	1.13%	0.63%		1.13%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.11	(0.20)	(0.09)	(0.15)	–	(0.15)	$9.76	(0.91%	)	$102,787	1.13%	1.09%	(h)	1.13%	25.65%

Class R Shares
Year Ended October 31, 2018	$11.30	0.13	(0.18)	(0.05)	(0.17)	(0.35)	(0.52)	$10.73	(0.65%	)	$1,603,324	0.90%	1.12%		0.90%	16.95%
Year Ended October 31, 2017	$9.71	0.11	1.88	1.99	(0.15)	(0.25)	(0.40)	$11.30	21.03%		$1,055,047	0.81%	1.06%		0.81%	44.88%
Year Ended October 31, 2016	$9.76	0.11	0.08	0.19	(0.12)	(0.12)	(0.24)	$9.71	2.04%		$345,669	0.78%	1.11%		0.78%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.14	(0.19)	(0.05)	(0.19)	–	(0.19)	$9.76	(0.54%	)	$151,162	0.67%	1.38%	(h)	0.67%	25.65%

Class R6 Shares (i)
Year Ended October 31, 2018	$11.34	0.23	(0.20)	0.03	(0.25)	(0.35)	(0.60)	$10.77	0.04%		$3,924,629	0.14%	2.00%		0.14%	16.95%
Year Ended October 31, 2017	$9.72	0.19	1.89	2.08	(0.21)	(0.25)	(0.46)	$11.34	22.02%		$3,276,461	0.13%	1.82%		0.13%	44.88%
Year Ended October 31, 2016	$9.78	0.15	0.08	0.23	(0.17)	(0.12)	(0.29)	$9.72	2.50%		$1,659,638	0.13%	1.55%		0.13%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.19	(0.19)	–	(0.22)	–	(0.22)	$9.78	0.03%		$879,158	0.13%	1.91%	(h)	0.13%	25.65%

Institutional Service Class Shares
Year Ended October 31, 2018	$11.33	0.18	(0.18)	–	(0.22)	(0.35)	(0.57)	$10.76	(0.20%	)	$5,671,660	0.38%	1.59%		0.38%	16.95%
Year Ended October 31, 2017	$9.72	0.17	1.88	2.05	(0.19)	(0.25)	(0.44)	$11.33	21.62%		$3,897,706	0.38%	1.61%		0.38%	44.88%
Year Ended October 31, 2016	$9.77	0.12	0.10	0.22	(0.15)	(0.12)	(0.27)	$9.72	2.42%		$1,698,373	0.38%	1.26%		0.38%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.13	(0.14)	(0.01)	(0.22)	–	(0.22)	$9.77	(0.09%	)	$673,751	0.25%	1.32%	(h)	0.25%	25.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year, unless otherwise noted.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015. Total return is calculated based on inception date of November 28, 2014 through October 31, 2015.
(h)	Ratio has not been annualized.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

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1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2018, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Destination 2060 Fund (“Destination 2060”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class C, Class R, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various

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October 31, 2018

methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, and Destination 2040 currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, NFA, NLIC nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. The Funds’ portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under

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Notes to Financial Statements (Continued)

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certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from November 1, 2017 through December 31, 2017, the rate was 2.85%. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through October 31, 2018, the rate was 2.65%. Effective November 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2018. Please refer to the Statements of Investments for additional information on portfolio holdings.

Destination 2010

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$715,917	$—	$—	$715,917
Investment Companies	14,076,728	—	—	14,076,728
Investment Contract	—	—	3,514,732	3,514,732
Total	$14,792,645	$—	$3,514,732	$18,307,377

Destination 2015

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$3,483,955	$—	$—	$3,483,955
Investment Companies	55,486,624	—	—	55,486,624
Investment Contract	—	—	11,372,582	11,372,582
Total	$58,970,579	$—	$11,372,582	$70,343,161

Destination 2020

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$9,348,601	$—	$—	$9,348,601
Investment Companies	178,459,142	—	—	178,459,142
Investment Contract	—	—	23,680,455	23,680,455
Total	$187,807,743	$—	$23,680,455	$211,488,198

Destination 2025

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$18,248,765	$—	$—	$18,248,765
Investment Companies	242,882,312	—	—	242,882,312
Investment Contract	—	—	25,371,866	25,371,866
Total	$261,131,077	$—	$25,371,866	$286,502,943

151

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2030

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$17,360,025	$—	$—	$17,360,025
Investment Companies	262,315,642	—	—	262,315,642
Investment Contract	—	—	12,145,531	12,145,531
Repurchase Agreement	—	1,364,139	—	1,364,139
Short-Term Investment	163,435	—	—	163,435
Total	$279,839,102	$1,364,139	$12,145,531	$293,348,772

Destination 2035

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$18,554,239	$—	$—	$18,554,239
Investment Companies	221,993,509	—	—	221,993,509
Investment Contract	—	—	7,939,336	7,939,336
Repurchase Agreement	—	2,276,543	—	2,276,543
Short-Term Investment	272,748	—	—	272,748
Total	$240,820,496	$2,276,543	$7,939,336	$251,036,375

Destination 2040

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$17,295,347	$—	$—	$17,295,347
Investment Companies	182,873,230	—	—	182,873,230
Investment Contract	—	—	4,283,686	4,283,686
Repurchase Agreement	—	3,726,793	—	3,726,793
Short-Term Investment	446,500	—	—	446,500
Total	$200,615,077	$3,726,793	$4,283,686	$208,625,556

Destination 2045

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$14,344,531	$—	$—	$14,344,531
Investment Companies	144,907,574	—	—	144,907,574
Repurchase Agreement	—	2,900,345	—	2,900,345
Short-Term Investment	347,485	—	—	347,485
Total	$159,599,590	$2,900,345	$—	$162,499,935

Destination 2050

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$11,785,265	$—	$—	$11,785,265
Investment Companies	119,083,741	—	—	119,083,741
Repurchase Agreement	—	2,431,204	—	2,431,204
Short-Term Investment	291,277	—	—	291,277
Total	$131,160,283	$2,431,204	$—	$133,591,487

152

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2055

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$5,706,292	$—	$—	$5,706,292
Investment Companies	65,612,024	—	—	65,612,024
Repurchase Agreement	—	652,840	—	652,840
Short-Term Investment	78,215	—	—	78,215
Total	$71,396,531	$652,840	$—	$72,049,371

Destination 2060

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$1,334,022	$—	$—	$1,334,022
Investment Companies	15,461,199	—	—	15,461,199
Repurchase Agreement	—	150,116	—	150,116
Short-Term Investment	17,985	—	—	17,985
Total	$16,813,206	$150,116	$—	$16,963,322

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Destination 2010

	Investment Contract	Total
Balance as of 10/31/2017	$4,070,044	$4,070,044
Purchases*	796,720	796,720
Sales	(1,352,032)	(1,352,032)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$3,514,732	$3,514,732

Destination 2015

	Investment Contract	Total
Balance as of 10/31/2017	$13,167,815	$13,167,815
Purchases*	2,746,472	2,746,472
Sales	(4,541,705)	(4,541,705)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$11,372,582	$11,372,582

153

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2020

	Investment Contract	Total
Balance as of 10/31/2017	$25,667,468	$25,667,468
Purchases*	3,801,168	3,801,168
Sales	(5,788,181)	(5,788,181)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$23,680,455	$23,680,455

Destination 2025

	Investment Contract	Total
Balance as of 10/31/2017	$23,947,182	$23,947,182
Purchases*	5,319,639	5,319,639
Sales	(3,894,955)	(3,894,955)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$25,371,866	$25,371,866

Destination 2030

	Investment Contract	Total
Balance as of 10/31/2017	$12,878,449	$12,878,449
Purchases*	1,287,585	1,287,585
Sales	(2,020,503)	(2,020,503)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$12,145,531	$12,145,531

Destination 2035

	Investment Contract	Total
Balance as of 10/31/2017	$7,913,590	$7,913,590
Purchases*	753,641	753,641
Sales	(727,895)	(727,895)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$7,939,336	$7,939,336

154

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2040

	Investment Contract	Total
Balance as of 10/31/2017	$4,321,705	$4,321,705
Purchases*	303,350	303,350
Sales	(341,369)	(341,369)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$4,283,686	$4,283,686

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*

NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there

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Notes to Financial Statements (Continued)

October 31, 2018

is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the

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Notes to Financial Statements (Continued)

October 31, 2018

securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of October 31, 2018, Destination 2055 had an overdrawn balance of $3,079 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Securities Lending

During the year ended October 31, 2018, Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, and Destination 2060 entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

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Notes to Financial Statements (Continued)

October 31, 2018

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2018, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Destination 2030	$1,527,574
Destination 2035	2,549,291
Destination 2040	4,173,293
Destination 2045	3,247,830
Destination 2050	2,722,481
Destination 2055	731,055
Destination 2060	168,101

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2018, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2018, Destination 2010, Destination 2015, Destination 2020, Destination 2025 did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the year ended October 31, 2018, Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, Destination 2060, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or

158

Notes to Financial Statements (Continued)

October 31, 2018

collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2018, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $180,310,968, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $183,960,750.

At October 31, 2018, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Destination 2030	BNP Paribas Securities Corp.	$1,364,139	$—	$1,364,139	$(1,364,139)	$—
Destination 2035	BNP Paribas Securities Corp.	2,276,543	—	2,276,543	(2,276,543)	—
Destination 2040	BNP Paribas Securities Corp.	3,726,793	—	3,726,793	(3,726,793)	—
Destination 2045	BNP Paribas Securities Corp.	2,900,345	—	2,900,345	(2,900,345)	—
Destination 2050	BNP Paribas Securities Corp.	2,431,204	—	2,431,204	(2,431,204)	—
Destination 2055	BNP Paribas Securities Corp.	652,840	—	652,840	(652,840)	—
Destination 2060	BNP Paribas Securities Corp.	150,116	—	150,116	(150,116)	—

Amounts designated as “—” are zero.

*

At October 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At October 31, 2018, Destination 2010, Destination 2015, Destination 2020, Destination 2025 did not invest in any repurchase agreements.

159

Notes to Financial Statements (Continued)

October 31, 2018

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended October 31, 2018, the Funds have no reclassifications between capital and total distributable earnings.

(g)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

160

Notes to Financial Statements (Continued)

October 31, 2018

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative service fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the year ended October 31, 2018, the Funds’ effective unified management fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the year ended October 31, 2018, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% for Class A shares, 1.00% for Class C shares, and 0.50% for Class R shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2018, the Funds imposed front-end sales charges of $124,430. From these fees, NFD retained a portion amounting to $17,913.

161

Notes to Financial Statements (Continued)

October 31, 2018

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2018, the Funds imposed CDSCs of $544. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each Fund.

For the year ended October 31, 2018, the effective rates for administrative service fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination 2010	0.25%	0.15%	0.25%	—
Destination 2015	0.23	0.05	0.25	0.25%
Destination 2020	0.24	0.10	0.25	0.25
Destination 2025	0.25	0.09	0.25	0.25
Destination 2030	0.24	0.04	0.25	0.25
Destination 2035	0.25	0.08	0.25	0.25
Destination 2040	0.25	0.02	0.25	0.25
Destination 2045	0.25	0.08	0.25	0.25
Destination 2050	0.25	0.05	0.25	0.25
Destination 2055	0.25	0.04	0.25	0.25
Destination 2060	0.25	0.01	0.26	0.25

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended October 31, 2018, each Fund’s total administrative service fees were as follows:

Fund	Amount
Destination 2010	$38,164
Destination 2015	144,727
Destination 2020	434,052
Destination 2025	566,460
Destination 2030	584,508
Destination 2035	517,473
Destination 2040	400,575
Destination 2045	309,307
Destination 2050	248,490
Destination 2055	132,451
Destination 2060	27,447

162

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	1.10%
Destination 2015	34.90
Destination 2020	40.59
Destination 2025	37.45
Destination 2030	36.40
Destination 2035	34.88
Destination 2040	33.26
Destination 2045	28.25
Destination 2050	23.62
Destination 2055	28.13
Destination 2060	34.29

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

Cross trades for the year ended October 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of Nationwide Variable Insurance Trust (“NVIT”). The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the year ended October 31, 2018, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Destination 2010	$—	$4,469	$18
Destination 2015	—	5,058	64
Destination 2020	—	10,868	167
Destination 2025	12,033	—	—
Destination 2030	88	—	—
Destination 2035	88	—	—
Destination 2040	7,266	—	—
Destination 2045	1,523	—	—
Destination 2050	1,006	—	—
Destination 2055	2,173	—	—
Destination 2060	3,577	440	1

Amounts designated as “—” are zero or have been rounded to zero.

163

Notes to Financial Statements (Continued)

October 31, 2018

4.  Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of affiliated Underlying Funds and in the Nationwide Contract for the year ended October 31, 2018 were as follows:

Destination 2010

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	100,225	—	1,197,617	149,785	(1,571)	(22,965)	1,023,296	27,527	—
Nationwide International Index Fund, Class R6	271,816	2,713,363	741,878	1,085,862	209,931	(508,071)	2,071,239	68,821	91,181
Nationwide Mid Cap Market Index Fund, Class R6	56,011	1,130,568	420,386	467,386	27,234	(137,330)	973,472	14,973	117,712
Nationwide S&P 500 Index Fund, Class R6	259,694	4,070,044	2,215,620	2,065,413	378,507	(331,984)	4,266,774	81,533	189,769
Nationwide Small Cap Index Fund, Class R6	18,212	226,114	167,944	117,278	3,409	(27,587)	252,602	2,880	30,926
Nationwide Bond Index Fund, Class R6	248,175	6,570,315	807,027	4,552,512	(123,317)	(100,637)	2,600,876	98,172	—
Nationwide Core Plus Bond Fund, Class R6	172,167	2,040,238	273,840	544,476	(4,068)	(86,910)	1,678,624	59,865	236
Nationwide Inflation-Protected Securities Fund, Class R6	127,891	1,130,568	448,178	332,599	7,024	(43,326)	1,209,845	22,229	—
Nationwide Contract(a)(b)(c)	$3,514,732	4,070,044	796,720	1,352,032	—	—	3,514,732	101,558	—
Total		21,951,254	7,069,210	10,667,343	497,149	(1,258,810)	17,591,460	477,558	429,824

Destination 2015

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	390,865	—	4,621,455	530,793	(8,430)	(91,505)	3,990,727	110,128	—
Nationwide International Index Fund, Class R6	1,354,242	14,128,501	1,937,593	4,203,109	367,510	(1,911,170)	10,319,325	355,613	472,395
Nationwide Mid Cap Market Index Fund, Class R6	231,577	6,599,261	1,000,609	2,958,649	140,489	(756,897)	4,024,813	75,832	681,890
Nationwide S&P 500 Index Fund, Class R6	1,023,124	18,833,936	5,647,744	7,812,220	1,032,583	(892,109)	16,809,934	348,912	875,331
Nationwide Small Cap Index Fund, Class R6	94,429	1,878,001	337,598	689,509	117,356	(333,716)	1,309,730	19,509	258,770
Nationwide Bond Index Fund, Class R6	784,252	22,602,406	1,889,920	15,534,500	(588,369)	(150,496)	8,218,961	325,493	—
Nationwide Core Plus Bond Fund, Class R6	663,681	8,485,318	680,531	2,331,600	(17,652)	(345,707)	6,470,890	240,320	980

164

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2015 (continued)

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Inflation-Protected Securities Fund, Class R6	459,011	3,776,541	1,849,733	1,161,271	36,152	(158,911)	4,342,244	78,877	—
Nationwide Contract(a)(b)(c)	$11,372,582	13,167,815	2,746,472	4,541,705	—	—	11,372,582	334,211	—
Total		89,471,779	20,711,655	39,763,356	1,079,639	(4,640,511)	66,859,206	1,888,895	2,289,366

Destination 2020

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	868,279	—	9,355,113	283,487	(4,820)	(201,676)	8,865,130	231,739	—
Nationwide International Index Fund, Class R6	4,650,282	43,696,913	5,841,373	8,931,294	402,212	(5,574,054)	35,435,150	1,159,828	1,520,745
Nationwide Mid Cap Market Index Fund, Class R6	876,818	23,143,339	3,915,613	9,514,990	19,206	(2,324,079)	15,239,089	276,804	2,487,046
Nationwide S&P 500 Index Fund, Class R6	3,445,039	65,535,086	12,338,685	21,739,321	5,345,088	(4,877,554)	56,601,984	1,193,492	3,165,857
Nationwide Small Cap Index Fund, Class R6	358,750	7,728,159	1,438,322	3,232,535	69,468	(1,027,556)	4,975,858	77,540	1,093,606
Nationwide Bond Index Fund, Class R6	2,871,677	54,023,520	5,069,602	26,955,787	(1,000,282)	(1,041,873)	30,095,180	977,895	—
Nationwide Core Plus Bond Fund, Class R6	1,783,767	20,583,031	1,525,904	3,790,926	(28,145)	(898,136)	17,391,728	616,332	2,455
Nationwide Inflation-Protected Securities Fund, Class R6	1,041,757	7,702,877	3,832,121	1,407,994	42,615	(314,596)	9,855,023	171,589	—
Nationwide Contract(a)(b)(c)	$23,680,455	25,667,468	3,801,168	5,788,181	—	—	23,680,455	672,155	—
Total		248,080,393	47,117,901	81,644,515	4,845,342	(16,259,524)	202,139,597	5,377,374	8,269,709
Destination 2025

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	1,034,557	—	10,987,330	189,724	(2,549)	(232,226)	10,562,831	270,450	—
Nationwide International Index Fund, Class R6	7,035,570	60,658,018	11,298,768	10,620,933	880,067	(8,604,874)	53,611,046	1,688,167	2,146,949
Nationwide Mid Cap Market Index Fund, Class R6	1,272,268	35,120,045	5,731,972	15,160,696	(181,710)	(3,397,596)	22,112,015	415,793	3,827,610
Nationwide S&P 500 Index Fund, Class R6	5,093,019	86,195,991	19,219,534	22,381,805	7,191,929	(6,547,345)	83,678,304	1,689,932	4,238,545

165

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2025 (continued)

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Small Cap Index Fund, Class R6	777,743	14,370,443	2,638,147	4,384,710	(56,007)	(1,780,577)	10,787,296	154,904	2,064,153
Nationwide Bond Index Fund, Class R6	3,354,056	55,979,516	7,257,014	25,845,311	(911,856)	(1,328,861)	35,150,502	1,091,581	—
Nationwide Core Plus Bond Fund, Class R6	2,161,607	22,407,717	2,296,076	2,567,012	(6,207)	(1,054,907)	21,075,667	711,485	2,706
Nationwide Inflation-Protected Securities Fund, Class R6	624,170	6,389,826	285,481	578,209	(5,747)	(186,700)	5,904,651	113,340	—
Nationwide Contract(a)(b)(c)	$25,371,866	23,947,182	5,319,639	3,894,955	—	—	25,371,866	678,509	—
Total		305,068,738	65,033,961	85,623,355	6,907,920	(23,133,086)	268,254,178	6,814,161	12,279,963

Destination 2030

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	754,335	—	7,867,220	—	—	(165,460)	7,701,760	192,681	—
Nationwide International Index Fund, Class R6	7,826,860	68,100,791	11,150,985	11,022,487	1,790,020	(10,378,635)	59,640,674	1,862,552	2,367,044
Nationwide Mid Cap Market Index Fund, Class R6	1,644,732	38,934,421	6,578,875	12,874,549	260,004	(4,313,307)	28,585,444	485,475	4,182,380
Nationwide S&P 500 Index Fund, Class R6	5,745,585	100,507,868	14,959,640	21,638,909	7,387,587	(6,816,220)	94,399,966	1,913,416	4,862,219
Nationwide Small Cap Index Fund, Class R6	909,395	19,490,175	3,692,452	8,048,533	(89,545)	(2,431,242)	12,613,307	194,553	2,764,416
Nationwide Bond Index Fund, Class R6	3,661,260	48,727,178	8,639,143	16,824,899	(559,840)	(1,611,580)	38,370,002	1,108,715	—
Nationwide Core Plus Bond Fund, Class R6	1,849,578	19,411,196	2,832,828	3,282,129	(24,325)	(904,186)	18,033,384	618,831	2,312
Nationwide Inflation-Protected Securities Fund, Class R6	314,070	—	3,128,946	105,392	1,190	(53,639)	2,971,105	37,250	—
Nationwide Contract(a)(b)(c)	$12,145,531	12,878,449	1,287,585	2,020,503	—	—	12,145,531	336,859	—
Total		308,050,078	60,137,674	75,817,401	8,765,091	(26,674,269)	274,461,173	6,750,332	14,178,371

166

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2035

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Strategic Income Fund, Class R6	643,203	—	6,707,398	—	—	(140,291)	6,567,107	163,792	—
Nationwide International Index Fund, Class R6	6,965,011	61,197,845	11,160,521	11,556,068	1,083,455	(8,812,369)	53,073,384	1,678,354	2,173,662
Nationwide Mid Cap Market Index Fund, Class R6	1,534,487	34,622,443	5,816,409	10,093,934	127,152	(3,802,689)	26,669,381	442,986	3,770,323
Nationwide S&P 500 Index Fund, Class R6	5,363,256	85,115,706	19,054,497	16,601,810	5,365,478	(4,815,570)	88,118,301	1,714,571	4,178,259
Nationwide Small Cap Index Fund, Class R6	943,242	18,601,801	3,638,033	6,722,259	(130,460)	(2,304,351)	13,082,764	192,535	2,674,122
Nationwide Bond Index Fund, Class R6	2,543,087	35,914,496	8,232,242	15,926,712	(433,612)	(1,134,859)	26,651,555	785,149	—
Nationwide Core Plus Bond Fund, Class R6	803,181	7,927,525	994,849	700,177	(8,280)	(382,900)	7,831,017	260,672	970
Nationwide Contract(a)(b)(c)	$7,939,336	7,913,590	753,641	727,895	—	—	7,939,336	213,415	—
Total		251,293,406	56,357,590	62,328,855	6,003,733	(21,393,029)	229,932,845	5,451,474	12,797,336

Destination 2040

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	5,759,063	53,469,264	9,646,061	12,797,530	1,004,560	(7,438,294)	43,884,061	1,405,881	1,891,885
Nationwide Mid Cap Market Index Fund, Class R6	1,628,448	30,452,972	5,686,375	4,429,957	212,121	(3,619,081)	28,302,430	425,862	3,331,827
Nationwide S&P 500 Index Fund, Class R6	4,796,691	78,232,007	13,929,508	13,746,616	4,445,121	(4,050,382)	78,809,638	1,549,955	3,848,601
Nationwide Small Cap Index Fund, Class R6	792,394	15,188,139	2,849,428	4,994,387	(113,799)	(1,938,882)	10,990,499	159,174	2,201,499
Nationwide Bond Index Fund, Class R6	1,387,388	19,638,963	3,181,861	7,415,141	(285,413)	(580,446)	14,539,824	427,528	—
Nationwide Core Plus Bond Fund, Class R6	650,952	4,333,127	2,692,094	409,435	(9,332)	(259,676)	6,346,778	190,118	529
Nationwide Contract(a)(b)(c)	$4,283,686	4,321,705	303,350	341,369	—	—	4,283,686	115,775	—
Total		205,636,177	38,288,677	44,134,435	5,253,258	(17,886,761)	187,156,916	4,274,293	11,274,341

167

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2045

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	4,601,205	42,507,839	8,336,618	10,628,275	223,132	(5,378,130)	35,061,184	1,130,831	1,499,189
Nationwide Mid Cap Market Index Fund, Class R6	1,318,717	25,510,473	5,018,104	4,845,108	(9,488)	(2,754,684)	22,919,297	348,963	2,757,161
Nationwide S&P 500 Index Fund, Class R6	3,833,047	62,904,678	12,053,351	12,352,380	3,498,681	(3,127,372)	62,976,958	1,245,373	3,079,789
Nationwide Small Cap Index Fund, Class R6	678,296	13,612,316	2,613,436	5,026,311	103,871	(1,895,349)	9,407,963	138,485	1,941,185
Nationwide Bond Index Fund, Class R6	1,074,485	11,904,093	2,326,927	2,380,646	(59,279)	(530,492)	11,260,603	308,955	—
Nationwide Core Plus Bond Fund, Class R6	336,571	3,383,045	330,624	265,071	(4,190)	(162,839)	3,281,569	111,182	410
Total		159,822,444	30,679,060	35,497,791	3,752,727	(13,848,866)	144,907,574	3,283,789	9,277,734

Destination 2050

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	3,869,223	33,431,691	7,780,911	7,492,159	119,820	(4,356,788)	29,483,475	901,083	1,163,292
Nationwide Mid Cap Market Index Fund, Class R6	1,162,064	21,357,372	4,634,914	3,417,006	92,019	(2,470,633)	20,196,666	294,411	2,283,751
Nationwide S&P 500 Index Fund, Class R6	3,187,896	50,589,969	9,963,256	8,410,225	1,735,901	(1,501,775)	52,377,126	1,005,500	2,449,817
Nationwide Small Cap Index Fund, Class R6	558,721	10,678,716	2,308,633	3,816,227	164,216	(1,585,873)	7,749,465	108,827	1,506,210
Nationwide Bond Index Fund, Class R6	755,530	7,998,510	1,724,980	1,403,401	(25,030)	(377,101)	7,917,958	211,160	—
Nationwide Core Plus Bond Fund, Class R6	139,390	1,328,801	184,159	87,770	(242)	(65,897)	1,359,051	43,889	158
Total		125,385,059	26,596,853	24,626,788	2,086,684	(10,358,067)	119,083,741	2,564,870	7,403,228

Destination 2055

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	2,156,345	17,656,704	5,485,501	4,360,232	212,952	(2,563,579)	16,431,346	497,864	638,487
Nationwide Mid Cap Market Index Fund, Class R6	655,463	10,869,685	3,368,148	1,539,801	(20,101)	(1,285,977)	11,391,954	160,463	1,219,589
Nationwide S&P 500 Index Fund, Class R6	1,758,621	26,419,318	6,616,436	4,243,734	487,472	(385,341)	28,894,151	547,040	1,330,798
Nationwide Small Cap Index Fund, Class R6	332,933	5,430,666	1,689,538	1,725,989	187,450	(963,890)	4,617,775	60,281	807,811

168

Notes to Financial Statements (Continued)

October 31, 2018

Destination 2055 (continued)

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Bond Index Fund, Class R6	339,418	3,408,130	1,190,691	862,781	(18,473)	(160,464)	3,557,103	94,247	—
Nationwide Core Plus Bond Fund, Class R6	73,815	680,487	156,179	81,065	(2,087)	(33,819)	719,695	23,831	84
Total		64,464,990	18,506,493	12,813,602	847,213	(5,393,070)	65,612,024	1,383,726	3,996,769

Destination 2060

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Index Fund, Class R6	507,758	3,009,015	2,097,428	729,167	113,967	(622,125)	3,869,118	94,770	111,372
Nationwide Mid Cap Market Index Fund, Class R6	154,447	1,851,650	1,441,095	337,624	22,800	(293,635)	2,684,286	30,848	210,391
Nationwide S&P 500 Index Fund, Class R6	414,735	4,513,587	3,136,476	830,480	134,295	(139,787)	6,814,091	106,719	230,030
Nationwide Small Cap Index Fund, Class R6	78,482	926,824	652,078	338,110	(5,132)	(147,112)	1,088,548	11,300	139,241
Nationwide Bond Index Fund, Class R6	80,024	579,656	406,383	111,255	(2,163)	(33,966)	838,655	19,141	—
Nationwide Core Plus Bond Fund, Class R6	17,077	115,888	75,310	17,496	(378)	(6,823)	166,501	4,834	15
Total		10,996,620	7,808,770	2,364,132	263,389	(1,243,448)	15,461,199	267,612	691,049

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest

169

Notes to Financial Statements (Continued)

October 31, 2018

at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended October 31, 2018, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2018, none of the Funds engaged in interfund lending.

6.  Investment Transactions

For the year ended October 31, 2018, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*	Sales
Destination 2010	$7,713,886	$11,195,419
Destination 2015	22,596,374	42,469,920
Destination 2020	52,518,851	85,507,318
Destination 2025	76,802,251	91,078,669
Destination 2030	71,249,802	82,577,275
Destination 2035	67,607,788	66,271,178
Destination 2040	47,693,232	45,519,775
Destination 2045	38,527,836	36,927,068
Destination 2050	33,291,972	25,674,188
Destination 2055	22,310,454	13,335,636
Destination 2060	8,867,610	2,449,011
*	Purchases include reinvestment of income and realized gain distributions, as applicable.

7.   Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

170

Notes to Financial Statements (Continued)

October 31, 2018

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

171

Notes to Financial Statements (Continued)

October 31, 2018

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended October 31, 2018.

10.  Other

As of October 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	90.22%	1
Destination 2015	86.53	3	(a)
Destination 2020	82.45	3	(a)
Destination 2025	84.73	3	(a)
Destination 2030	85.41	3	(a)
Destination 2035	87.12	3	(a)
Destination 2040	87.23	3	(a)
Destination 2045	78.53	2	(a)
Destination 2050	80.91	2	(a)
Destination 2055	84.45	2	(a)
Destination 2060	96.55	4	(a)
(a)	All or a portion of the accounts are the accounts of affiliated funds.

172

Notes to Financial Statements (Continued)

October 31, 2018

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$381,196	$484,475	$865,671	$—	$865,671
Destination 2015	1,724,828	3,198,674	4,923,502	—	4,923,502
Destination 2020	4,802,325	14,800,137	19,602,462	—	19,602,462
Destination 2025	6,232,850	19,584,797	25,817,647	—	25,817,647
Destination 2030	6,230,564	20,546,017	26,776,581	—	26,776,581
Destination 2035	5,110,275	16,892,450	22,002,725	—	22,002,725
Destination 2040	4,138,759	12,649,046	16,787,805	—	16,787,805
Destination 2045	3,173,319	9,227,092	12,400,411	—	12,400,411
Destination 2050	2,472,075	5,216,448	7,688,523	—	7,688,523
Destination 2055	1,306,258	1,835,205	3,141,463	—	3,141,463
Destination 2060	258,468	369,895	628,363	—	628,363
*	Ordinary income amounts include net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$449,405	$646,647	$1,096,052	$—	$1,096,052
Destination 2015	2,158,060	5,258,126	7,416,186	—	7,416,186
Destination 2020	5,515,004	12,446,819	17,961,823	—	17,961,823
Destination 2025	6,399,525	16,231,104	22,630,629	—	22,630,629
Destination 2030	6,183,884	17,535,004	23,718,888	—	23,718,888
Destination 2035	4,923,350	13,687,627	18,610,977	—	18,610,977
Destination 2040	3,734,655	13,109,328	16,843,983	—	16,843,983
Destination 2045	2,615,427	8,985,228	11,600,655	—	11,600,655
Destination 2050	1,966,215	6,775,854	8,742,069	—	8,742,069
Destination 2055	889,735	2,352,828	3,242,563	—	3,242,563
Destination 2060	131,465	147,455	278,920	—	278,920
*	Ordinary income amounts include net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

173

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$23,072	$784,358	$807,430	$—	$—	$(605,939)	$201,491
Destination 2015	86,945	3,226,670	3,313,615	—	—	(419,474)	2,894,141
Destination 2020	270,090	12,385,862	12,655,952	—	—	(1,160,524)	11,495,428
Destination 2025	302,463	18,267,485	18,569,948	—	—	476,020	19,045,968
Destination 2030	260,317	22,605,781	22,866,098	—	—	231,549	23,097,647
Destination 2035	166,753	18,536,971	18,703,724	—	—	383,191	19,086,915
Destination 2040	141,082	16,133,763	16,274,845	—	—	1,231,111	17,505,956
Destination 2045	113,680	12,878,131	12,991,811	—	—	777,032	13,768,843
Destination 2050	68,318	9,339,084	9,407,402	—	—	564,921	9,972,323
Destination 2055	23,462	4,710,415	4,733,877	—	—	(328,155)	4,405,722
Destination 2060	5,571	902,344	907,915	—	—	(585,140)	322,775

Amounts designated as “—” are zero or have rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$18,913,316	$104,133	$(710,072)	$(605,939)
Destination 2015	70,762,635	1,548,828	(1,968,302)	(419,474)
Destination 2020	212,648,722	5,513,308	(6,673,832)	(1,160,524)
Destination 2025	286,026,923	9,590,731	(9,114,711)	476,020
Destination 2030	293,117,223	11,262,784	(11,031,235)	231,549
Destination 2035	250,653,184	9,829,502	(9,446,311)	383,191
Destination 2040	207,394,445	8,787,672	(7,556,561)	1,231,111
Destination 2045	161,722,903	6,652,246	(5,875,214)	777,032
Destination 2050	133,026,566	5,539,866	(4,974,945)	564,921
Destination 2055	72,377,526	2,613,892	(2,942,047)	(328,155)
Destination 2060	17,548,462	305,102	(890,242)	(585,140)

174

Notes to Financial Statements (Continued)

October 31, 2018

12.  Subsequent Events

Shares held by the funds of Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Mid Cap Index Fund were redeemed in-kind on November 16, 2018, November 30, 2018 and December 7, 2018, respectively for the below amounts:

	Nationwide S&P 500 Index Fund		Nationwide Small Cap Index Fund		Nationwide Mid Cap Market Index Fund
Fund	Securities Market Value	Cash	Securities Market Value	Cash	Securities Market Value	Cash
Destination 2010	$2,059,250	$55,757	$94,543	$34,962	$433,967	$36,924
Destination 2015	8,296,200	134,850	600,596	59,094	1,848,957	100,163
Destination 2020	27,922,705	388,641	2,359,113	136,979	7,052,849	343,477
Destination 2025	41,683,998	565,174	5,194,944	262,856	10,200,565	489,723
Destination 2030	46,887,595	630,775	6,187,490	306,616	13,142,108	628,093
Destination 2035	43,660,318	591,118	6,427,704	315,957	12,361,414	593,747
Destination 2040	39,056,076	530,035	5,331,874	268,264	13,050,001	622,774
Destination 2045	31,395,114	432,703	4,605,345	236,208	10,561,386	509,470
Destination 2050	26,090,641	365,849	3,782,346	199,726	9,286,213	447,246
Destination 2055	14,408,712	214,585	2,229,577	130,536	5,259,213	260,422
Destination 2060	3,427,990	72,375	512,802	54,897	1,277,993	74,473

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

175

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund and Nationwide Destination 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund and Nationwide Destination 2060 Fund (eleven of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, and for Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund and Nationwide Destination 2020 Fund, the statements of cash flows for the year ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, for Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund and Nationwide Destination 2020 Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, Nationwide Contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

176

Supplemental Information

October 31, 2018 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended October 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	26.04%
Destination 2015	26.07
Destination 2020	31.65
Destination 2025	35.24
Destination 2030	40.31
Destination 2035	44.46
Destination 2040	49.15
Destination 2045	51.46
Destination 2050	53.90
Destination 2055	56.03
Destination 2060	55.46

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Destination 2010	$484,475
Destination 2015	3,198,674
Destination 2020	14,800,137
Destination 2025	19,584,797
Destination 2030	20,546,017
Destination 2035	16,892,450
Destination 2040	12,649,046
Destination 2045	9,227,092
Destination 2050	5,216,448
Destination 2055	1,835,205
Destination 2060	369,895

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2018, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$71,026	$0.0315
Destination 2015	393,681	0.0464
Destination 2020	1,273,055	0.0551
Destination 2025	1,885,210	0.0624
Destination 2030	2,065,734	0.0650
Destination 2035	1,872,681	0.0741
Destination 2040	1,567,261	0.0741

177

Supplemental Information (Continued)

October 31, 2018 (Unaudited)

Fund	Amount	Per Share
Destination 2045	$1,270,565	$0.0803
Destination 2050	1,008,901	0.0671
Destination 2055	591,634	0.1107
Destination 2060	104,793	0.0671

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2018, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$4,347	$0.0019
Destination 2015	25,257	0.0030
Destination 2020	81,249	0.0035
Destination 2025	121,713	0.0040
Destination 2030	132,796	0.0042
Destination 2035	120,799	0.0048
Destination 2040	100,966	0.0048
Destination 2045	82,278	0.0052
Destination 2050	65,225	0.0043
Destination 2055	35,869	0.0067
Destination 2060	6,733	0.0043

178

Management Information

October 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

179

Management Information (Continued)

October 31, 2018

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

180

Management Information (Continued)

October 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

181

Management Information (Continued)

October 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

182

Management Information (Continued)

October 31, 2018

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

183

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the local market performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

184

Market Index Definitions (cont.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

185

Market Index Definitions (cont.)

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged, market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

186

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

187

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are

188

Glossary (cont.)

supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

189

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2018

AR-TD (12/18)

Annual Report

October 31, 2018

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

Beginning on January 1, 2019, you may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with Nationwide Mutual Funds.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The market kept rising throughout the third quarter of the Funds’ annual reporting period with the S&P 500® Index’s (S&P 500) rally to a new high before facing significant volatility in October. Historically, the market has tended to build upon these rebounds.

Small-capitalization earnings had been lagging heading into 2018, but they are now surging thanks in part to the U.S. corporate tax cut. Smaller firms tend to be more U.S.-focused and as a result, historically have faced higher effective tax rates on balance.

The most important macroeconomic indicator of all — the shape of the yield curve — is still pointing to continued healthy gains in stock prices. When the curve has been positively sloped, the S&P 500 has recorded a median increase of 11.4% over the following year.

Economic Review

During the annual reporting period ended October 31, 2018, equity returns moderated, as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust higher their expectation for Federal Reserve action. Domestic equities were higher, with the S&P 500 returning 7.35% for the reporting period. In contrast, the MSCI EAFE® Index (MSCI EAFE) registered -6.85% for the period, while the MSCI Emerging Markets® Index was even weaker, registering -12.52%.

Four distinctly different environments for domestic equities existed during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer saw a return to a stable move higher to record levels before another sharp move lower in October. Economic growth improved throughout the period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated, with the S&P 500 delivering 25% growth in each of the past three quarters. While economic and profit growth are expected to moderate, GDP is forecast to grow at 2.5% and earnings at 9% in calendar year 2019, providing a healthy backdrop for equities.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates four times during the reporting period. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target four additional hikes throughout 2019. Interest rates moved steadily higher in the period, with the 10-year U.S. Treasury yield rising from 2.37% to 3.15%, reaching the highest level since 2011. The 2-year yield ended the period at 2.88%, the highest in 11 years.

The S&P 500 was strong in nine of the 12 months of the reporting period, including a six-month positive streak from April through September.

In the early stages of the reporting period, the S&P 500 continued the rally that began following the 2016 U.S. presidential election, returning 10% between November 2017 and January 2018 to finish at a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and pullback in markets. Steady improvement throughout the summer drove a return to record highs by August before fears on trade, U.S. mid-term elections and FOMC policy renewed the selloff in October.

Returns for the S&P 500 ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since September 2011). The best-performing sectors in the index were consumer discretionary, healthcare and technology, while materials, real estate and utilities lagged. Growth stocks outperformed value stocks for the reporting period, while large-cap indexes beat small-cap indexes.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns

International stocks fell sharply for the reporting period, reversing a trend from the previous year, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve. The 10-year Treasury yield rose by 0.78% during the period, while the 2-year yield gained 1.30%, resulting in a narrowing of the spreads between the two rates to 0.27%, the lowest spread since 2007. Credit spreads were modestly wider during the period.

Index	Annual Total Return (as of October 31, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.34%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-4.83%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.39%
Bloomberg Barclays Municipal Bond	-0.51%
Bloomberg Barclays U.S. Aggregate Bond	-2.05%
Bloomberg Barclays U.S. Corporate High Yield	0.97%
MSCI EAFE®	-6.85%
MSCI Emerging Markets®	-12.52%
MSCI World ex USA	-6.76%
Russell 1000® Growth	10.71%
Russell 1000® Value	3.03%
Russell 2000®	1.85%
S&P 500®	7.35%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the annual period ended October 31, 2018, the Nationwide Investor Destinations Aggressive Fund (Service Class) registered -1.50% versus 0.53% for its benchmark, the Morningstar® Aggressive Target Risk Index, and 6.60% for the Fund’s former benchmark, the Russell 3000® Index*. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation — 85%+ Equity (consisting of 195 funds as of October 31, 2018), was 0.19% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Seven of the Fund’s 15 underlying investments held during the reporting period posted positive returns. The underlying Nationwide S&P 500 Index Fund and the underlying Nationwide Loomis All Cap Growth Fund returned 7.19% and 5.15%, respectively, and were the largest contributors to the Fund’s returns for the period. The two largest detractors from Fund returns were the underlying Nationwide International Index Fund and the underlying iShares Core MSCI Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap stocks and fixed income in favor of mid-cap stocks. Exposure was shifted from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Amundi Strategic Income Fund. From an underlying fund standpoint, a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

The Fund did not invest in derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA;

and Andrew Urban, CFA

*As of February 28, 2018, the Fund changed its broad-based securities index from the Russell 3000® Index to the Morningstar® Aggressive Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

3

Fund Commentary (cont.)	Nationwide Investor Destinations Aggressive Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	95.8%
Alternative Assets	2.2%
Fixed Income Funds	2.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	33.6%
Nationwide International Index Fund, Class R6	25.0%
Nationwide Mid Cap Market Index Fund, Class R6	19.8%
iShares Core MSCI Emerging Markets ETF	6.9%
Nationwide Loomis All Cap Growth Fund, Class R6	4.1%
Nationwide International Small Cap Fund, Class R6	3.8%
Nationwide Small Cap Index Fund, Class R6	2.5%
Nationwide Bond Index Fund, Class R6	1.6%
Nationwide Amundi Global High Yield Fund, Class R6	1.1%
Nationwide Emerging Markets Debt Fund, Class R6	1.1%
Nationwide Core Plus Bond Fund, Class R6	0.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

5

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(1.43)%	5.92%	9.85%
	w/ SC2	(7.10)%	4.67%	9.19%
Class C	w/o SC1	(2.10)%	5.16%	9.07%
	w/SC3	(2.95)%	N/A	N/A
Class R4,5		(1.75)%	5.60%	9.49%
Class R6[4,6]		(1.06)%	6.28%	10.20%
Institutional Service Class[4]		(1.19)%	N/A	4.35%	[7]
Service Class[4]		(1.50)%	5.85%	9.76%
Morningstar® Aggressive Target Risk Index		0.53%	6.88%	10.78%
Russell 3000® Index		6.60%	10.81%	13.35%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.85%
Class C	1.59%
Class R	1.15%
Class R6	0.50%
Institutional Service Class	0.60%
Service Class	0.90%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Aggressive Fund versus the Morningstar® Aggressive Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	960.70	2.67	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	957.70	6.32	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	959.40	4.15	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class R6 Shares	Actual	(b)	1,000.00	962.00	0.89	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Institutional Service Class Shares	Actual	(b)	1,000.00	962.00	1.38	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Service Class Shares	Actual	(b)	1,000.00	959.60	2.96	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2018

Nationwide Investor Destinations Aggressive Fund

Investment Companies 93.2%

	Shares	Value

Alternative Assets 2.2%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,062,472	$10,422,852
Nationwide Emerging Markets Debt Fund, Class R6 (a)	1,089,173	10,368,928

Total Alternative Assets (cost $21,678,483)		20,791,780

Equity Funds 88.9%
Nationwide International Index Fund, Class R6 (a)	32,009,475	243,912,197
Nationwide International Small Cap Fund, Class R6 (a)	3,631,304	37,184,552
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	3,448,371	39,656,270
Nationwide Mid Cap Market Index Fund, Class R6 (a)	11,120,619	193,276,350
Nationwide S&P 500 Index Fund, Class R6 (a)	19,908,042	327,089,137
Nationwide Small Cap Index Fund, Class R6 (a)	1,732,652	24,031,886

Total Equity Funds (cost $800,726,181)		865,150,392

Fixed Income Funds 2.1%
Nationwide Bond Index Fund, Class R6 (a)	1,452,265	15,219,736
Nationwide Core Plus Bond Fund, Class R6 (a)	544,406	5,307,962

Total Fixed Income Funds (cost $21,555,869)		20,527,698

Total Investment Companies (cost $843,960,533)		906,469,870

Exchange Traded Fund 6.9%
Equity Fund 6.9%
iShares Core MSCI Emerging Markets ETF	1,414,368	66,843,032

Total Exchange Traded Fund (cost $77,119,101)		66,843,032

Total Investments (cost $921,079,634) — 100.1%		973,312,902

Liabilities in excess of other assets — (0.1)%		(510,708)

NET ASSETS — 100.0%		$972,802,194

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

October 31, 2018

Nationwide Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $843,960,533)	$906,469,870
Investment securities of unaffiliated issuers, at value (cost $77,119,101)	66,843,032
Receivable for investments sold	443,027
Receivable for capital shares issued	109,279
Prepaid expenses	32,465

Total Assets	973,897,673

Liabilities:
Payable for capital shares redeemed	503,822
Accrued expenses and other payables:
Investment advisory fees	110,921
Fund administration fees	34,947
Distribution fees	206,351
Administrative servicing fees	170,346
Accounting and transfer agent fees	13,378
Trustee fees	3,219
Custodian fees	8,354
Compliance program costs (Note 3)	661
Professional fees	20,244
Printing fees	10,899
Other	12,337

Total Liabilities	1,095,479

Net Assets	$972,802,194

Represented by:
Capital	$851,874,279
Total distributable earnings (loss)	120,927,915

Net Assets	$972,802,194

Net Assets:
Class A Shares	$65,699,864
Class C Shares	34,450,261
Class R Shares	61,474,465
Class R6 Shares	193,019,743
Institutional Service Class Shares	6,597,269
Service Class Shares	611,560,592

Total	$972,802,194

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,779,157
Class C Shares	3,694,236
Class R Shares	6,496,381
Class R6 Shares	19,632,037
Institutional Service Class Shares	679,975
Service Class Shares	62,950,936

Total	100,232,722

10

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.69
Class C Shares (b)	$9.33
Class R Shares	$9.46
Class R6 Shares	$9.83
Institutional Service Class Shares	$9.70
Service Class Shares	$9.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.28

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$22,309,705
Dividend income from unaffiliated issuers	529,424
Other income	2,184

Total Income	22,841,313

EXPENSES:
Investment advisory fees	1,392,098
Fund administration fees	281,241
Distribution fees Class A	179,386
Distribution fees Class C	392,727
Distribution fees Class R	359,240
Distribution fees Service Class	1,716,214
Administrative servicing fees Class A	71,754
Administrative servicing fees Class C	35,346
Administrative servicing fees Class R	107,773
Administrative servicing fees Institutional Service Class	7,248
Administrative servicing fees Service Class	1,098,389
Registration and filing fees	79,918
Professional fees	62,605
Printing fees	26,923
Trustee fees	32,171
Custodian fees	36,517
Accounting and transfer agent fees	44,361
Compliance program costs (Note 3)	4,272
Other	26,280

Total expenses before earnings credit	5,954,463

Earnings credit (Note 5)	(5,435)

Net Expenses	5,949,028

NET INVESTMENT INCOME	16,892,285

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	60,366,796
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	41,546,264
Transactions in investment securities of unaffiliated issuers	147,089

Net realized gains	102,060,149

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(118,346,694)
Investment securities of unaffiliated issuers	(11,192,301)

Net change in unrealized appreciation/depreciation	(129,538,995)

Net realized/unrealized losses	(27,478,846)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,586,561)

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$16,892,285	$17,324,620
Net realized gains	102,060,149	140,120,011
Net change in unrealized appreciation/depreciation	(129,538,995)	57,776,948

Change in net assets resulting from operations	(10,586,561)	215,221,579

Distributions to Shareholders From:
Distributable earnings:
Class A	(9,472,589)	(5,064,034	)(a)
Class C	(5,426,405)	(5,810,354	)(a)
Class R	(10,004,288)	(7,432,687	)(a)
Class R6 (b)	(25,409,613)	(16,487,310	)(a)
Institutional Service Class	(1,001,523)	(371,257	)(a)
Service Class	(91,768,668)	(67,063,031	)(a)

Change in net assets from shareholder distributions	(143,083,086)	(102,228,673)

Change in net assets from capital transactions	40,766,730	(108,611,936)

Change in net assets	(112,902,917)	4,380,970

Net Assets:
Beginning of year	1,085,705,111	1,081,324,141

End of year	$972,802,194	$1,085,705,111

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,698,987	$23,144,092
Dividends reinvested	6,880,109	4,184,880
Cost of shares redeemed	(13,153,924)	(12,954,578)

Total Class A Shares	5,425,172	14,374,394

Class C Shares
Proceeds from shares issued	4,278,435	6,958,526
Dividends reinvested	4,080,148	2,919,871
Cost of shares redeemed	(9,787,504)	(36,705,584)

Total Class C Shares	(1,428,921)	(26,827,187)

Class R Shares
Proceeds from shares issued	5,837,072	6,839,679
Dividends reinvested	9,558,930	7,133,411
Cost of shares redeemed	(19,931,666)	(21,734,525)

Total Class R Shares	(4,535,664)	(7,761,435)

Class R6 Shares (b)
Proceeds from shares issued	51,526,937	37,622,429
Dividends reinvested	25,409,465	16,482,352
Cost of shares redeemed	(34,934,869)	(98,515,765)

Total Class R6 Shares	42,001,533	(44,410,984)

Institutional Service Class Shares
Proceeds from shares issued	3,290,298	8,042,334
Dividends reinvested	237,235	113,113
Cost of shares redeemed	(3,201,212)	(3,901,525)

Total Institutional Service Class Shares	326,321	4,253,922

13

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$38,564,201	$41,497,721
Dividends reinvested	91,768,657	67,063,031
Cost of shares redeemed	(131,354,569)	(156,801,398)

Total Service Class Shares	(1,021,711)	(48,240,646)

Change in net assets from capital transactions	$40,766,730	$(108,611,936)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,124,350	2,190,602
Reinvested	676,767	423,770
Redeemed	(1,262,625)	(1,227,670)

Total Class A Shares	538,492	1,386,702

Class C Shares
Issued	428,636	707,786
Reinvested	416,507	306,413
Redeemed	(971,960)	(3,623,154)

Total Class C Shares	(126,817)	(2,608,955)

Class R Shares
Issued	570,530	667,640
Reinvested	962,602	738,936
Redeemed	(1,952,752)	(2,111,830)

Total Class R Shares	(419,620)	(705,254)

Class R6 Shares (b)
Issued	4,807,423	3,537,769
Reinvested	2,463,942	1,647,116
Redeemed	(3,314,417)	(9,113,449)

Total Class R6 Shares	3,956,948	(3,928,564)

Institutional Service Class Shares
Issued	316,125	764,751
Reinvested	23,303	11,436
Redeemed	(305,505)	(377,165)

Total Institutional Service Class Shares	33,923	399,022

Service Class Shares
Issued	3,679,898	3,950,099
Reinvested	9,002,198	6,783,014
Redeemed	(12,459,959)	(14,951,964)

Total Service Class Shares	222,137	(4,218,851)

Total change in shares	4,205,063	(9,675,900)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $1,030,920, $703,614, $1,205,269, $3,688,215, $89,609 and $12,263,310 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively and net realized gains of $4,033,114, $5,106,740, $6,227,418, $12,799,095, $281,648 and $54,799,721 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$11.30	0.17	(0.27)	(0.10)	(0.26)	(1.25)	(1.51)	$9.69	(1.43%	)	$65,699,864	0.54%	1.59%	0.54%	24.35%
Year Ended October 31, 2017	$10.23	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.30	21.96%		$70,514,120	0.54%	1.59%	0.54%	29.48%
Year Ended October 31, 2016	$10.82	0.15	0.07	0.22	(0.16)	(0.65)	(0.81)	$10.23	2.44%		$49,650,574	0.55%	1.47%	0.55%	16.38%
Year Ended October 31, 2015	$11.51	0.18	(0.15)	0.03	(0.21)	(0.51)	(0.72)	$10.82	0.29%		$57,311,373	0.54%	1.62%	0.54%	12.90%
Year Ended October 31, 2014	$11.00	0.17	0.68	0.85	(0.19)	(0.15)	(0.34)	$11.51	7.92%		$61,402,299	0.54%	1.47%	0.54%	8.41%

Class C Shares
Year Ended October 31, 2018	$10.94	0.09	(0.25)	(0.16)	(0.20)	(1.25)	(1.45)	$9.33	(2.10%	)	$34,450,261	1.28%	0.89%	1.28%	24.35%
Year Ended October 31, 2017	$9.94	0.10	1.85	1.95	(0.12)	(0.83)	(0.95)	$10.94	21.06%		$41,795,408	1.28%	0.99%	1.28%	29.48%
Year Ended October 31, 2016	$10.54	0.07	0.08	0.15	(0.10)	(0.65)	(0.75)	$9.94	1.74%		$63,892,420	1.27%	0.72%	1.27%	16.38%
Year Ended October 31, 2015	$11.24	0.10	(0.15)	(0.05)	(0.14)	(0.51)	(0.65)	$10.54	(0.49%	)	$70,749,797	1.28%	0.88%	1.28%	12.90%
Year Ended October 31, 2014	$10.75	0.08	0.68	0.76	(0.12)	(0.15)	(0.27)	$11.24	7.21%		$76,857,144	1.24%	0.77%	1.24%	8.41%

Class R Shares (g)
Year Ended October 31, 2018	$11.07	0.14	(0.27)	(0.13)	(0.23)	(1.25)	(1.48)	$9.46	(1.75%	)	$61,474,465	0.84%	1.33%	0.84%	24.35%
Year Ended October 31, 2017	$10.04	0.14	1.88	2.02	(0.16)	(0.83)	(0.99)	$11.07	21.62%		$76,547,929	0.83%	1.35%	0.83%	29.48%
Year Ended October 31, 2016	$10.64	0.11	0.07	0.18	(0.13)	(0.65)	(0.78)	$10.04	2.09%		$76,511,414	0.84%	1.16%	0.84%	16.38%
Year Ended October 31, 2015	$11.32	0.15	(0.14)	0.01	(0.18)	(0.51)	(0.69)	$10.64	0.10%		$88,954,971	0.83%	1.37%	0.83%	12.90%
Year Ended October 31, 2014	$10.83	0.13	0.67	0.80	(0.16)	(0.15)	(0.31)	$11.32	7.54%		$106,558,652	0.84%	1.22%	0.84%	8.41%

Class R6 Shares (h)
Year Ended October 31, 2018	$11.44	0.20	(0.26)	(0.06)	(0.30)	(1.25)	(1.55)	$9.83	(1.06%	)	$193,019,743	0.19%	1.90%	0.19%	24.35%
Year Ended October 31, 2017	$10.35	0.20	1.95	2.15	(0.23)	(0.83)	(1.06)	$11.44	22.33%		$179,339,687	0.18%	1.91%	0.18%	29.48%
Year Ended October 31, 2016	$10.94	0.18	0.08	0.26	(0.20)	(0.65)	(0.85)	$10.35	2.79%		$202,807,208	0.18%	1.79%	0.18%	16.38%
Year Ended October 31, 2015	$11.62	0.22	(0.14)	0.08	(0.25)	(0.51)	(0.76)	$10.94	0.75%		$173,233,930	0.18%	1.94%	0.18%	12.90%
Year Ended October 31, 2014	$11.11	0.21	0.68	0.89	(0.23)	(0.15)	(0.38)	$11.62	8.21%		$146,720,517	0.19%	1.81%	0.19%	8.41%

Institutional Service Class Shares
Year Ended October 31, 2018	$11.31	0.20	(0.27)	(0.07)	(0.29)	(1.25)	(1.54)	$9.70	(1.19%	)	$6,597,269	0.29%	1.89%	0.29%	24.35%
Year Ended October 31, 2017	$10.24	0.19	1.93	2.12	(0.22)	(0.83)	(1.05)	$11.31	22.25%		$7,306,462	0.30%	1.76%	0.30%	29.48%
Year Ended October 31, 2016	$10.83	0.18	0.07	0.25	(0.19)	(0.65)	(0.84)	$10.24	2.70%		$2,529,258	0.29%	1.81%	0.29%	16.38%
Year Ended October 31, 2015	$11.52	0.20	(0.14)	0.06	(0.24)	(0.51)	(0.75)	$10.83	0.56%		$3,475,708	0.29%	1.81%	0.29%	12.90%
Period Ended October 31, 2014 (i)	$11.18	0.02	0.42	0.44	(0.10)	–	(0.10)	$11.52	3.93%		$3,569,632	0.21%	0.24%	0.21%	8.41%

Service Class Shares
Year Ended October 31, 2018	$11.32	0.16	(0.27)	(0.11)	(0.25)	(1.25)	(1.50)	$9.71	(1.50%	)	$611,560,592	0.60%	1.55%	0.60%	24.35%
Year Ended October 31, 2017	$10.25	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.32	21.86%		$710,201,505	0.58%	1.59%	0.58%	29.48%
Year Ended October 31, 2016	$10.84	0.14	0.08	0.22	(0.16)	(0.65)	(0.81)	$10.25	2.40%		$685,933,267	0.58%	1.41%	0.58%	16.38%
Year Ended October 31, 2015	$11.52	0.18	(0.14)	0.04	(0.21)	(0.51)	(0.72)	$10.84	0.34%		$766,386,276	0.58%	1.59%	0.58%	12.90%
Year Ended October 31, 2014	$11.02	0.16	0.68	0.84	(0.19)	(0.15)	(0.34)	$11.52	7.75%		$851,438,888	0.59%	1.46%	0.59%	8.41%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

15

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the annual period ended October 31, 2018, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) registered -0.87% versus 0.04% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index, and 6.60% for the Fund’s former benchmark, the Russell 3000® Index*. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation — 70% to 85% Equity (consisting of 351 funds as of October 31, 2018), was 0.03% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Seven of the Fund’s 15 underlying investments held during the reporting period posted positive returns. The underlying Nationwide S&P 500 Index Fund and the underlying Nationwide Loomis All Cap Growth Fund returned 7.19% and 5.15%, respectively, and were the largest contributors to the Fund’s returns for the period. The two largest detractors from Fund returns were the underlying Nationwide International Index Fund and the underlying iShares Core MSCI Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations in small-cap stocks and fixed income in favor of mid-cap stocks. Exposure was shifted from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Amundi Strategic Income Fund. From an underlying fund standpoint, a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

The Fund did not invest in derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA;

and Andrew Urban, CFA

*As of February 28, 2018, the Fund changed its broad-based securities index from the Russell 3000® Index to the Morningstar® Moderately Aggressive Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund,

16

Fund Commentary (cont.)	Nationwide Investor Destinations Moderately Aggressive Fund

each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

17

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	81.3%
Fixed Income Funds	11.9%
Alternative Assets	6.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	32.1%
Nationwide International Index Fund, Class R6	21.2%
Nationwide Mid Cap Market Index Fund, Class R6	15.8%
Nationwide Bond Index Fund, Class R6	6.7%
Nationwide Core Plus Bond Fund, Class R6	4.2%
iShares Core MSCI Emerging Markets ETF	3.8%
Nationwide International Small Cap Fund, Class R6	3.3%
Nationwide Amundi Global High Yield Fund, Class R6	3.2%
Nationwide Loomis All Cap Growth Fund, Class R6	3.0%
Nationwide Emerging Markets Debt Fund, Class R6	2.1%
Other Holdings	4.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

18

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(0.72)%	5.48%	9.02%
	w/ SC2	(6.46)%	4.25%	8.38%
Class C	w/o SC1	(1.55)%	4.71%	8.24%
	w/SC3	(2.43)%	N/A	N/A
Class R4,5		(1.14)%	5.15%	8.65%
Class R6[4,6]		(0.46)%	5.84%	9.36%
Institutional Service Class[4]		(0.56)%	N/A	4.46%	[7]
Service Class[4]		(0.87)%	5.42%	8.93%
Morningstar® Moderately Aggressive Target Risk Index		0.04%	6.01%	9.72%
Russell 3000® Index		6.60%	10.81%	13.35%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.60%
Class R	1.17%
Class R6	0.52%
Institutional Service Class	0.62%
Service Class	0.92%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

19

Fund Performance (cont.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Morningstar® Moderately Aggressive Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

20

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	970.70	2.63	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53
Class C Shares	Actual	(b)	1,000.00	966.30	6.20	1.25
	Hypothetical	(b)(c)	1,000.00	1,018.90	6.36	1.25
Class R Shares	Actual	(b)	1,000.00	968.40	4.17	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class R6 Shares	Actual	(b)	1,000.00	971.40	0.89	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Institutional Service Class Shares	Actual	(b)	1,000.00	970.90	1.39	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Service Class Shares	Actual	(b)	1,000.00	969.40	2.88	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

21

Statement of Investments

October 31, 2018

Nationwide Investor Destinations Moderately Aggressive Fund

Investment Companies 96.3%

	Shares	Value

Alternative Assets 6.9%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	4,913,797	$48,204,349
Nationwide Amundi Strategic Income Fund, Class R6 (a)	2,442,879	24,941,794
Nationwide Emerging Markets Debt Fund, Class R6 (a)	3,376,076	32,140,244

Total Alternative Assets (cost $108,509,298)		105,286,387

Equity Funds 77.5%
Nationwide International Index Fund, Class R6 (a)	42,578,028	324,444,574
Nationwide International Small Cap Fund, Class R6 (a)	4,926,667	50,449,070
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	4,012,932	46,148,713
Nationwide Mid Cap Market Index Fund, Class R6 (a)	13,850,979	240,730,009
Nationwide S&P 500 Index Fund, Class R6 (a)	29,811,908	489,809,648
Nationwide Small Cap Index Fund, Class R6 (a)	2,150,740	29,830,760

Total Equity Funds (cost $1,084,204,549)		1,181,412,774

Fixed Income Funds 11.9%
Nationwide Bond Index Fund, Class R6 (a)	9,716,160	101,825,357
Nationwide Core Plus Bond Fund, Class R6 (a)	6,529,145	63,659,168
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,718,663	16,258,552

Total Fixed Income Funds (cost $191,316,290)		181,743,077

Total Investment Companies (cost $1,384,030,137)		1,468,442,238

Exchange Traded Fund 3.8%
Equity Fund 3.8%
iShares Core MSCI Emerging Markets ETF	1,233,267	58,284,198

Total Exchange Traded Fund (cost $66,090,849)		58,284,198

Total Investments (cost $1,450,120,986) — 100.1%		1,526,726,436

Liabilities in excess of other assets — (0.1)%		(819,724)

NET ASSETS — 100.0%		$1,525,906,712

(a)	Investment in affiliate.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

22

Statement of Assets and Liabilities

October 31, 2018

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,384,030,137)	$1,468,442,238
Investment securities of unaffiliated issuers, at value (cost $66,090,849)	58,284,198
Receivable for investments sold	660,616
Receivable for capital shares issued	347,170
Prepaid expenses	36,325

Total Assets	1,527,770,547

Liabilities:
Payable for capital shares redeemed	1,016,859
Accrued expenses and other payables:
Investment advisory fees	173,327
Fund administration fees	47,779
Distribution fees	312,928
Administrative servicing fees	211,172
Accounting and transfer agent fees	22,008
Trustee fees	5,034
Custodian fees	12,862
Compliance program costs (Note 3)	1,031
Professional fees	24,280
Printing fees	19,070
Other	17,485

Total Liabilities	1,863,835

Net Assets	$1,525,906,712

Represented by:
Capital	$1,333,327,294
Total distributable earnings (loss)	192,579,418

Net Assets	$1,525,906,712

Net Assets:
Class A Shares	$137,274,611
Class C Shares	54,463,356
Class R Shares	128,988,430
Class R6 Shares	373,903,322
Institutional Service Class Shares	20,267,114
Service Class Shares	811,009,879

Total	$1,525,906,712

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,624,398
Class C Shares	5,579,671
Class R Shares	13,183,625
Class R6 Shares	37,152,740
Institutional Service Class Shares	2,018,095
Service Class Shares	80,703,613

Total	152,262,142

23

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.08
Class C Shares (b)	$9.76
Class R Shares	$9.78
Class R6 Shares	$10.06
Institutional Service Class Shares	$10.04
Service Class Shares	$10.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.69

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

24

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$37,565,130
Dividend income from unaffiliated issuers	427,014
Other income	2,691

Total Income	37,994,835

EXPENSES:
Investment advisory fees	2,175,313
Fund administration fees	412,396
Distribution fees Class A	375,037
Distribution fees Class C	619,218
Distribution fees Class R	741,115
Distribution fees Service Class	2,289,176
Administrative servicing fees Class A	150,014
Administrative servicing fees Class C	43,345
Administrative servicing fees Class R	228,378
Administrative servicing fees Institutional Service Class	21,215
Administrative servicing fees Service Class	1,373,512
Registration and filing fees	81,272
Professional fees	88,316
Printing fees	38,843
Trustee fees	50,233
Custodian fees	58,703
Accounting and transfer agent fees	72,338
Compliance program costs (Note 3)	6,656
Other	38,068

Total expenses before earnings credit	8,863,148

Earnings credit (Note 5)	(1,150)

Net Expenses	8,861,998

NET INVESTMENT INCOME	29,132,837

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	87,358,583
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	75,797,337
Transactions in investment securities of unaffiliated issuers	189,730

Net realized gains	163,345,650

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(189,615,315)
Investment securities of unaffiliated issuers	(8,792,025)

Net change in unrealized appreciation/depreciation	(198,407,340)

Net realized/unrealized losses	(35,061,690)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,928,853)

The accompanying notes are an integral part of these financial statements.

25

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$29,132,837	$30,691,273
Net realized gains	163,345,650	184,400,643
Net change in unrealized appreciation/depreciation	(198,407,340)	87,747,471

Change in net assets resulting from operations	(5,928,853)	302,839,387

Distributions to Shareholders From:
Distributable earnings:
Class A	(16,958,296)	(10,170,924	)(a)
Class C	(7,104,541)	(9,118,317	)(a)
Class R	(17,660,281)	(14,690,964	)(a)
Class R6 (b)	(42,699,462)	(30,773,222	)(a)
Institutional Service Class	(2,459,978)	(433,447	)(a)
Service Class	(105,717,790)	(84,482,315	)(a)

Change in net assets from shareholder distributions	(192,600,348)	(149,669,189)

Change in net assets from capital transactions	6,990,689	(192,420,882)

Change in net assets	(191,538,512)	(39,250,684)

Net Assets:
Beginning of year	1,717,445,224	1,756,695,908

End of year	$1,525,906,712	$1,717,445,224	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,698,710	$47,535,256
Dividends reinvested	11,298,116	7,881,904
Cost of shares redeemed	(25,700,778)	(26,049,976)

Total Class A Shares	3,296,048	29,367,184

Class C Shares
Proceeds from shares issued	5,250,824	9,864,348
Dividends reinvested	6,039,016	4,709,052
Cost of shares redeemed	(14,870,569)	(65,070,892)

Total Class C Shares	(3,580,729)	(50,497,492)

Class R Shares
Proceeds from shares issued	9,736,561	10,791,340
Dividends reinvested	17,208,493	14,411,907
Cost of shares redeemed	(41,567,551)	(46,993,175)

Total Class R Shares	(14,622,497)	(21,789,928)

Class R6 Shares (b)
Proceeds from shares issued	83,572,562	62,109,882
Dividends reinvested	42,680,465	30,771,408
Cost of shares redeemed	(60,474,584)	(190,180,532)

Total Class R6 Shares	65,778,443	(97,299,242)

Institutional Service Class Shares
Proceeds from shares issued	7,116,391	19,979,727
Dividends reinvested	479,348	148,161
Cost of shares redeemed	(5,266,989)	(4,105,324)

Total Institutional Service Class Shares	2,328,750	16,022,564

26

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$40,957,204	$44,556,854
Dividends reinvested	105,717,790	84,482,315
Cost of shares redeemed	(192,884,320)	(197,263,137)

Total Service Class Shares	(46,209,326)	(68,223,968)

Change in net assets from capital transactions	$6,990,689	$(192,420,882)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,656,805	4,427,003
Reinvested	1,076,230	777,426
Redeemed	(2,390,239)	(2,420,251)

Total Class A Shares	342,796	2,784,178

Class C Shares
Issued	507,106	976,948
Reinvested	593,346	479,205
Redeemed	(1,433,163)	(6,252,172)

Total Class C Shares	(332,711)	(4,796,019)

Class R Shares
Issued	934,731	1,043,080
Reinvested	1,688,489	1,461,131
Redeemed	(3,979,734)	(4,512,989)

Total Class R Shares	(1,356,514)	(2,008,778)

Class R6 Shares (b)
Issued	7,735,248	5,792,912
Reinvested	4,071,183	3,033,172
Redeemed	(5,639,646)	(17,469,804)

Total Class R6 Shares	6,166,785	(8,643,720)

Institutional Service Class Shares
Issued	664,726	1,882,167
Reinvested	45,756	14,568
Redeemed	(492,261)	(382,987)

Total Institutional Service Class Shares	218,221	1,513,748

Service Class Shares
Issued	3,823,170	4,173,793
Reinvested	10,101,134	8,358,261
Redeemed	(17,942,845)	(18,504,507)

Total Service Class Shares	(4,018,541)	(5,972,453)

Total change in shares	1,020,036	(17,123,044)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $2,487,446, $1,292,628, $2,871,124, $8,007,547, $200,859 and $18,356,827 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively and net realized gains of $7,683,478, $7,825,689, $11,819,840, $22,765,675, $232,588 and $66,125,488 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $539,173.

The accompanying notes are an integral part of these financial statements.

27

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$11.41	0.19	(0.23)	(0.04)	(0.26)	(1.03)	(1.29)	$10.08	(0.72%	)	$137,274,611	0.53%	1.73%	0.53%	21.75%
Year Ended October 31, 2017	$10.49	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.41	19.09%		$151,587,878	0.53%	1.78%	0.53%	26.51%
Year Ended October 31, 2016	$11.12	0.16	0.08	0.24	(0.17)	(0.70)	(0.87)	$10.49	2.59%		$110,119,313	0.54%	1.54%	0.54%	15.29%
Year Ended October 31, 2015	$11.75	0.19	(0.15)	0.04	(0.22)	(0.45)	(0.67)	$11.12	0.29%		$118,845,242	0.55%	1.66%	0.55%	16.31%
Year Ended October 31, 2014	$11.38	0.18	0.63	0.81	(0.20)	(0.24)	(0.44)	$11.75	7.33%		$123,408,650	0.53%	1.53%	0.53%	9.54%

Class C Shares
Year Ended October 31, 2018	$11.11	0.11	(0.23)	(0.12)	(0.20)	(1.03)	(1.23)	$9.76	(1.55%	)	$54,463,356	1.25%	1.04%	1.25%	21.75%
Year Ended October 31, 2017	$10.23	0.12	1.63	1.75	(0.13)	(0.74)	(0.87)	$11.11	18.29%		$65,665,095	1.27%	1.16%	1.27%	26.51%
Year Ended October 31, 2016	$10.86	0.08	0.09	0.17	(0.10)	(0.70)	(0.80)	$10.23	1.93%		$109,539,789	1.27%	0.79%	1.27%	15.29%
Year Ended October 31, 2015	$11.50	0.11	(0.16)	(0.05)	(0.14)	(0.45)	(0.59)	$10.86	(0.48%	)	$120,287,139	1.27%	0.95%	1.27%	16.31%
Year Ended October 31, 2014	$11.16	0.09	0.62	0.71	(0.13)	(0.24)	(0.37)	$11.50	6.55%		$128,626,192	1.24%	0.84%	1.24%	9.54%

Class R Shares (g)
Year Ended October 31, 2018	$11.12	0.15	(0.23)	(0.08)	(0.23)	(1.03)	(1.26)	$9.78	(1.14%	)	$128,988,430	0.84%	1.46%	0.84%	21.75%
Year Ended October 31, 2017	$10.24	0.16	1.64	1.80	(0.18)	(0.74)	(0.92)	$11.12	18.81%		$161,689,916	0.82%	1.53%	0.82%	26.51%
Year Ended October 31, 2016	$10.88	0.13	0.07	0.20	(0.14)	(0.70)	(0.84)	$10.24	2.25%		$169,510,980	0.83%	1.25%	0.83%	15.29%
Year Ended October 31, 2015	$11.50	0.16	(0.14)	0.02	(0.19)	(0.45)	(0.64)	$10.88	0.10%		$204,113,180	0.83%	1.42%	0.83%	16.31%
Year Ended October 31, 2014	$11.16	0.14	0.61	0.75	(0.17)	(0.24)	(0.41)	$11.50	6.92%		$242,451,059	0.83%	1.26%	0.83%	9.54%

Class R6 Shares (h)
Year Ended October 31, 2018	$11.40	0.22	(0.23)	(0.01)	(0.30)	(1.03)	(1.33)	$10.06	(0.46%	)	$373,903,322	0.18%	2.04%	0.18%	21.75%
Year Ended October 31, 2017	$10.48	0.22	1.69	1.91	(0.25)	(0.74)	(0.99)	$11.40	19.51%		$353,319,609	0.18%	2.08%	0.18%	26.51%
Year Ended October 31, 2016	$11.11	0.19	0.09	0.28	(0.21)	(0.70)	(0.91)	$10.48	2.97%		$415,296,337	0.18%	1.88%	0.18%	15.29%
Year Ended October 31, 2015	$11.74	0.23	(0.15)	0.08	(0.26)	(0.45)	(0.71)	$11.11	0.67%		$359,712,315	0.18%	2.03%	0.18%	16.31%
Year Ended October 31, 2014	$11.37	0.21	0.64	0.85	(0.24)	(0.24)	(0.48)	$11.74	7.70%		$341,959,809	0.18%	1.85%	0.18%	9.54%

Institutional Service Class Shares
Year Ended October 31, 2018	$11.38	0.21	(0.23)	(0.02)	(0.29)	(1.03)	(1.32)	$10.04	(0.56%	)	$20,267,114	0.28%	1.99%	0.28%	21.75%
Year Ended October 31, 2017	$10.46	0.18	1.72	1.90	(0.24)	(0.74)	(0.98)	$11.38	19.47%		$20,484,770	0.27%	1.65%	0.27%	26.51%
Year Ended October 31, 2016	$11.09	0.18	0.08	0.26	(0.19)	(0.70)	(0.89)	$10.46	2.85%		$2,993,117	0.28%	1.74%	0.28%	15.29%
Year Ended October 31, 2015	$11.72	0.20	(0.13)	0.07	(0.25)	(0.45)	(0.70)	$11.09	0.57%		$2,485,047	0.30%	1.75%	0.30%	16.31%
Period Ended October 31, 2014 (i)	$11.39	0.03	0.40	0.43	(0.10)	–	(0.10)	$11.72	3.77%		$2,589,232	0.20%	0.44%	0.20%	9.54%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

28

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund (continued)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

Service Class Shares
Year Ended October 31, 2018	$11.39	0.18	(0.23)	(0.05)	(0.26)	(1.03)	(1.29)	$10.05	(0.87%	)	$811,009,879	0.58%	1.71%	0.58%	21.75%
Year Ended October 31, 2017	$10.47	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.39	19.06%		$964,697,956	0.58%	1.76%	0.58%	26.51%
Year Ended October 31, 2016	$11.09	0.15	0.09	0.24	(0.16)	(0.70)	(0.86)	$10.47	2.65%		$949,236,372	0.58%	1.48%	0.58%	15.29%
Year Ended October 31, 2015	$11.72	0.19	(0.16)	0.03	(0.21)	(0.45)	(0.66)	$11.09	0.26%		$1,091,754,734	0.58%	1.65%	0.58%	16.31%
Year Ended October 31, 2014	$11.36	0.17	0.62	0.79	(0.19)	(0.24)	(0.43)	$11.72	7.19%		$1,241,791,771	0.58%	1.50%	0.58%	9.54%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

29

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the annual period ended October 31, 2018, the Nationwide Investor Destinations Moderate Fund (Service Class) registered -0.42% versus 0.22% for its benchmark, the Morningstar® Moderate Target Risk Index, and 6.60% for the Fund’s former benchmark, the Russell 3000® Index*. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation — 50% to 70% Equity (consisting of 773 funds as of October 31, 2018), was 0.15% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Nine of the Fund’s 18 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying Nationwide S&P 500 Index Fund returned 2.77% and 7.19%, respectively, and were the largest contributors to the Fund’s returns for the period. The two largest detractors from Fund returns were the underlying Nationwide International Index Fund and the underlying iShares Core MSCI Emerging Markets ETF, which registered -7.22% and -12.69%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap stocks and fixed income in favor of mid-cap and large-cap stocks and emerging markets stocks. Exposure was shifted from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Amundi Strategic Income Fund. From an underlying fund standpoint, a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

The Fund did not invest in derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA;

and Andrew Urban, CFA

*As of February 28, 2018, the Fund changed its broad-based securities index from the Russell 3000® Index to the Morningstar® Moderate Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

30

Fund Commentary (cont.)	Nationwide Investor Destinations Moderate Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

31

Fund Overview	Nationwide Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	63.8%
Fixed Income Funds	18.2%
Investment Contract	11.1%
Alternative Assets	6.9%
Other assets in excess of liabilities††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	29.2%
Nationwide International Index Fund, Class R6	15.7%
Nationwide Contract	11.1%
Nationwide Mid Cap Market Index Fund, Class R6	10.2%
Nationwide Bond Index Fund, Class R6	6.7%
Nationwide Core Plus Bond Fund, Class R6	5.2%
Nationwide Loomis Short Term Bond Fund, Class R6	4.2%
iShares Core MSCI Emerging Markets ETF	3.4%
Nationwide Amundi Global High Yield Fund, Class R6	3.2%
Nationwide Emerging Markets Debt Fund, Class R6	2.1%
Other Holdings	9.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

32

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(0.37)%	4.53%	7.52%
	w/ SC2	(6.11)%	3.29%	6.88%
Class C	w/o SC1	(1.00)%	3.80%	6.76%
	w/SC3	(1.92)%	N/A	N/A
Class R4,5		(0.58)%	4.25%	7.18%
Class R6[4,6]		(0.01)%	4.90%	7.87%
Institutional Service Class[4]		(0.11)%	N/A	4.29%	[7]
Service Class[4]		(0.42)%	4.50%	7.44%
Morningstar® Moderate Target Risk Index		(0.22)%	4.96%	8.28%
Russell 3000® Index		6.60%	10.81%	13.35%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.83%
Class C	1.55%
Class R	1.13%
Class R6	0.48%
Institutional Service Class	0.57%
Service Class	0.88%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

33

Fund Performance (cont.)	Nationwide Investor Destinations Moderate Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the Morningstar® Moderate Target Risk Index (current benchmark), the Russell 3000® Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

34

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	980.10	2.65	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53
Class C Shares	Actual	(b)	1,000.00	977.10	6.23	1.25
	Hypothetical	(b)(c)	1,000.00	1,018.90	6.36	1.25
Class R Shares	Actual	(b)	1,000.00	979.00	4.14	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Class R6 Shares	Actual	(b)	1,000.00	981.70	0.90	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Institutional Service Class Shares	Actual	(b)	1,000.00	982.20	1.40	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Service Class Shares	Actual	(b)	1,000.00	979.70	2.89	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

35

Statement of Investments

October 31, 2018

Nationwide Investor Destinations Moderate Fund

Investment Companies 84.5%

	Shares	Value

Alternative Assets 6.9%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	4,038,036	$39,613,129
Nationwide Amundi Strategic Income Fund, Class R6 (a)	1,961,424	20,026,137
Nationwide Emerging Markets Debt Fund, Class R6 (a)	2,748,266	26,163,493

Total Alternative Assets (cost $88,412,453)		85,802,759

Equity Funds 60.4%
Nationwide International Index Fund, Class R6 (a)	25,777,614	196,425,420
Nationwide International Small Cap Fund, Class R6 (a)	2,293,397	23,484,389
Nationwide Loomis All Cap Growth Fund, Class R6 (a)	2,147,979	24,701,758
Nationwide Mid Cap Market Index Fund, Class R6 (a)	7,330,188	127,398,663
Nationwide S&P 500 Index Fund, Class R6 (a)	22,183,372	364,472,807
Nationwide Small Cap Index Fund, Class R6 (a)	1,295,116	17,963,258

Total Equity Funds (cost $722,066,954)		754,446,295

Fixed Income Funds 17.2%
Nationwide Bond Index Fund, Class R6 (a)	7,985,004	83,682,837
Nationwide Core Plus Bond Fund, Class R6 (a)	6,707,454	65,397,672
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,379,908	13,053,934
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	5,399,225	52,858,415

Total Fixed Income Funds (cost $225,291,566)		214,992,858

Total Investment Companies (cost $1,035,770,973)		1,055,241,912

Exchange Traded Funds 4.4%
Equity Fund 3.4%
iShares Core MSCI Emerging Markets ETF	896,385	42,363,155

Fixed Income Fund 1.0%
iShares 20+ Year Treasury Bond ETF	112,366	12,762,530

Total Exchange Traded Funds (cost $62,560,231)		55,125,685

Investment Contract 11.1%

	Principal Amount	Value

Nationwide Contract, 2.65% (a)(b)(c)(d)	$139,314,583	$139,314,583

Total Investment Contract (cost $139,314,583)		139,314,583

Total Investments (cost $1,237,645,787) — 100.0%		1,249,682,180

Other assets in excess of liabilities — 0.0%†		55,394

NET ASSETS — 100.0%		$1,249,737,574

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

†	Amount rounds to less than 0.1%. in Excess

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

36

Statement of Assets and Liabilities

October 31, 2018

Nationwide Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,175,085,556)	$1,194,556,495
Investment securities of unaffiliated issuers, at value (cost $62,560,231)	55,125,685
Cash	2,146
Receivable for investments sold	288,108
Receivable for capital shares issued	955,126
Prepaid expenses	36,260

Total Assets	1,250,963,820

Liabilities:
Payable for capital shares redeemed	475,899
Accrued expenses and other payables:
Investment advisory fees	141,383
Fund administration fees	41,141
Distribution fees	270,244
Administrative servicing fees	205,095
Accounting and transfer agent fees	22,300
Trustee fees	4,114
Custodian fees	10,350
Compliance program costs (Note 3)	835
Professional fees	22,345
Printing fees	15,279
Other	17,261

Total Liabilities	1,226,246

Net Assets	$1,249,737,574

Represented by:
Capital	$1,146,879,418
Total distributable earnings (loss)	102,858,156

Net Assets	$1,249,737,574

Net Assets:
Class A Shares	$132,812,662
Class C Shares	74,319,207
Class R Shares	101,171,021
Class R6 Shares	317,770,251
Institutional Service Class Shares	17,863,342
Service Class Shares	605,801,091

Total	$1,249,737,574

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,563,479
Class C Shares	7,753,017
Class R Shares	10,632,490
Class R6 Shares	32,620,631
Institutional Service Class Shares	1,835,921
Service Class Shares	62,172,541

Total	128,578,079

37

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.79
Class C Shares (b)	$9.59
Class R Shares	$9.52
Class R6 Shares	$9.74
Institutional Service Class Shares	$9.73
Service Class Shares	$9.74
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

38

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$27,052,869
Interest income from affiliated issuers	4,030,290
Dividend income from unaffiliated issuers	742,128
Income from securities lending (Note 2)	4,806
Other income	4,197

Total Income	31,834,290

EXPENSES:
Investment advisory fees	1,753,044
Fund administration fees	341,682
Distribution fees Class A	359,863
Distribution fees Class C	850,683
Distribution fees Class R	574,803
Distribution fees Service Class	1,655,969
Administrative servicing fees Class A	146,422
Administrative servicing fees Class C	61,050
Administrative servicing fees Class R	172,442
Administrative servicing fees Institutional Service Class	15,524
Administrative servicing fees Service Class	993,586
Registration and filing fees	83,415
Professional fees	74,224
Printing fees	37,796
Trustee fees	40,529
Custodian fees	43,758
Accounting and transfer agent fees	72,814
Compliance program costs (Note 3)	5,348
Other	33,495

Total expenses before earnings credit	7,316,447

Earnings credit (Note 5)	(2,688)

Net Expenses	7,313,759

NET INVESTMENT INCOME	24,520,531

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	54,912,064
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	54,153,567
Transactions in investment securities of unaffiliated issuers	120,649

Net realized gains	109,186,280

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(126,879,720)
Investment securities of unaffiliated issuers	(8,072,459)

Net change in unrealized appreciation/depreciation	(134,952,179)

Net realized/unrealized losses	(25,765,899)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,245,368)

The accompanying notes are an integral part of these financial statements.

39

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$24,520,531	$28,046,592
Net realized gains	109,186,280	93,795,901
Net change in unrealized appreciation/depreciation	(134,952,179)	71,824,092

Change in net assets resulting from operations	(1,245,368)	193,666,585

Distributions to Shareholders From:
Distributable earnings:
Class A	(11,383,123)	(10,601,778	)(a)
Class C	(6,381,830)	(9,012,711	)(a)
Class R	(9,407,237)	(10,833,623	)(a)
Class R6 (b)	(26,770,658)	(26,235,910	)(a)
Institutional Service Class	(1,250,838)	(549,157	)(a)
Service Class	(52,488,678)	(58,306,254	)(a)

Change in net assets from shareholder distributions	(107,682,364)	(115,539,433)

Change in net assets from capital transactions	(42,646,154)	(218,056,897)

Change in net assets	(151,573,886)	(139,929,745)

Net Assets:
Beginning of year	1,401,311,460	1,541,241,205

End of year	$1,249,737,574	$1,401,311,460	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,228,180	$44,108,259
Dividends reinvested	7,654,518	7,864,792
Cost of shares redeemed	(31,601,861)	(37,561,476)

Total Class A Shares	(4,719,163)	14,411,575

Class C Shares
Proceeds from shares issued	9,190,684	13,645,993
Dividends reinvested	5,501,004	5,669,573
Cost of shares redeemed	(24,270,406)	(58,313,717)

Total Class C Shares	(9,578,718)	(38,998,151)

Class R Shares
Proceeds from shares issued	6,098,719	7,717,085
Dividends reinvested	9,072,282	10,521,435
Cost of shares redeemed	(31,760,507)	(34,537,331)

Total Class R Shares	(16,589,506)	(16,298,811)

Class R6 Shares (b)
Proceeds from shares issued	69,501,512	69,678,924
Dividends reinvested	26,737,241	26,214,555
Cost of shares redeemed	(73,242,102)	(221,989,797)

Total Class R6 Shares	22,996,651	(126,096,318)

Institutional Service Class Shares
Proceeds from shares issued	9,492,661	24,149,072
Dividends reinvested	481,148	262,396
Cost of shares redeemed	(6,528,290)	(14,443,655)

Total Institutional Service Class Shares	3,445,519	9,967,813

40

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$41,461,792	$47,250,901
Dividends reinvested	52,488,678	58,306,254
Cost of shares redeemed	(132,151,407)	(166,600,160)

Total Service Class Shares	(38,200,937)	(61,043,005)

Change in net assets from capital transactions	$(42,646,154)	$(218,056,897)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,874,658	4,342,617
Reinvested	755,689	807,280
Redeemed	(3,069,799)	(3,710,942)

Total Class A Shares	(439,452)	1,438,955

Class C Shares
Issued	914,791	1,389,552
Reinvested	554,599	595,040
Redeemed	(2,409,244)	(5,864,454)

Total Class C Shares	(939,854)	(3,879,862)

Class R Shares
Issued	612,881	782,475
Reinvested	921,599	1,110,421
Redeemed	(3,175,411)	(3,503,286)

Total Class R Shares	(1,640,931)	(1,610,390)

Class R6 Shares (b)
Issued	6,768,320	6,876,918
Reinvested	2,654,052	2,700,145
Redeemed	(7,207,481)	(21,602,533)

Total Class R6 Shares	2,214,891	(12,025,470)

Institutional Service Class Shares
Issued	935,283	2,430,565
Reinvested	47,787	26,775
Redeemed	(635,639)	(1,443,904)

Total Institutional Service Class Shares	347,431	1,013,436

Service Class Shares
Issued	4,052,404	4,676,483
Reinvested	5,208,030	6,019,010
Redeemed	(12,851,828)	(16,485,530)

Total Service Class Shares	(3,591,394)	(5,790,037)

Total change in shares	(4,049,309)	(20,853,368)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $2,924,562, $1,578,275, $2,526,973, $7,930,895, $244,063 and $14,922,136 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively and net realized gains of $7,677,216, $7,434,436, $8,306,650, $18,305,015, $305,094 and $43,384,118 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $1,084,446.

The accompanying notes are an integral part of these financial statements.

41

Statement of Cash Flows

For the Year Ended October 31, 2018

Nationwide Investor Destinations Moderate Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(1,245,368)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(166,582,220)
Proceeds from disposition of investment securities of affiliated issuers	359,371,967
Purchase of investment securities of unaffiliated issuers	(37,203,110)
Proceeds from disposition of investment securities of unaffiliated issuers	2,831,761
Reinvestment of dividend income from affiliated issuers	(27,052,869)
Reinvestment of dividend income from unaffiliated issuers	(742,128)
Reinvestment of interest income from affiliated issuers	(4,030,290)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	126,879,720
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	8,072,459
Reinvestment of net realized gain distributions from affiliated underlying funds	(54,912,064)
Net realized gain from investment transactions with affiliated issuers	(54,153,567)
Net realized gain from investment transactions with unaffiliated issuers	(120,649)
Decrease in receivable for investments sold	208,260
Decrease in prepaid expenses	4,476
Decrease in investment advisory fees payable	(13,230)
Increase in fund administration fees payable	7,530
Decrease in distribution fees payable	(40,314)
Decrease in administrative servicing fees payable	(4,607)
Increase in accounting and transfer agent fees payable	9,378
Increase in trustee fees payable	682
Decrease in custodian fees payable	(2,549)
Decrease in compliance program costs payable	(49)
Decrease in professional fees payable	(6,387)
Increase in printing fees payable	4,053
Increase in other payables	11,528

Net cash provided by operating activities	151,292,413

Cash flows used in financing activities:
Proceeds from shares issued	154,364,582
Cost of shares redeemed	(299,907,356)
Cash distributions paid to shareholders	(5,747,493)

Net cash used in financing activities	(151,290,267)

Net increase in cash	2,146

Cash:
Beginning of period	–

End of period	$2,146

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $101,934,871.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $86,737,351.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

42

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.64	0.19	(0.21)	(0.02)	(0.23)	(0.60)	(0.83)	$9.79	(0.37%	)	$132,812,662	0.54%	1.82%	0.54%	21.55%
Year Ended October 31, 2017	$10.11	0.20	1.16	1.36	(0.22)	(0.61)	(0.83)	$10.64	14.35%		$149,005,220	0.54%	1.99%	0.54%	24.26%
Year Ended October 31, 2016	$10.78	0.16	0.10	0.26	(0.17)	(0.76)	(0.93)	$10.11	2.81%		$127,043,425	0.54%	1.60%	0.54%	18.69%
Year Ended October 31, 2015	$11.35	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.78	0.42%		$135,981,642	0.55%	1.68%	0.55%	12.98%
Year Ended October 31, 2014	$11.23	0.17	0.49	0.66	(0.19)	(0.35)	(0.54)	$11.35	6.08%		$143,271,556	0.54%	1.50%	0.54%	17.14%

Class C Shares
Year Ended October 31, 2018	$10.43	0.11	(0.19)	(0.08)	(0.16)	(0.60)	(0.76)	$9.59	(1.00%	)	$74,319,207	1.26%	1.11%	1.26%	21.55%
Year Ended October 31, 2017	$9.92	0.13	1.13	1.26	(0.14)	(0.61)	(0.75)	$10.43	13.53%		$90,700,172	1.26%	1.30%	1.26%	24.26%
Year Ended October 31, 2016	$10.59	0.09	0.10	0.19	(0.10)	(0.76)	(0.86)	$9.92	2.11%	(g)	$124,781,047	1.26%	0.87%	1.26%	18.69%
Year Ended October 31, 2015	$11.17	0.10	(0.14)	(0.04)	(0.13)	(0.41)	(0.54)	$10.59	(0.39%	)(g)	$135,414,362	1.27%	0.95%	1.27%	12.98%
Year Ended October 31, 2014	$11.06	0.09	0.48	0.57	(0.11)	(0.35)	(0.46)	$11.17	5.39%		$140,221,911	1.24%	0.81%	1.24%	17.14%

Class R Shares (h)
Year Ended October 31, 2018	$10.36	0.15	(0.19)	(0.04)	(0.20)	(0.60)	(0.80)	$9.52	(0.58%	)	$101,171,021	0.83%	1.54%	0.83%	21.55%
Year Ended October 31, 2017	$9.87	0.17	1.12	1.29	(0.19)	(0.61)	(0.80)	$10.36	13.95%		$127,193,776	0.83%	1.71%	0.83%	24.26%
Year Ended October 31, 2016	$10.54	0.13	0.10	0.23	(0.14)	(0.76)	(0.90)	$9.87	2.58%		$137,001,590	0.83%	1.31%	0.83%	18.69%
Year Ended October 31, 2015	$11.11	0.15	(0.13)	0.02	(0.18)	(0.41)	(0.59)	$10.54	0.15%		$157,858,210	0.82%	1.43%	0.82%	12.98%
Year Ended October 31, 2014	$11.00	0.14	0.47	0.61	(0.15)	(0.35)	(0.50)	$11.11	5.80%		$195,865,740	0.83%	1.23%	0.83%	17.14%

Class R6 Shares (i)
Year Ended October 31, 2018	$10.59	0.22	(0.20)	0.02	(0.27)	(0.60)	(0.87)	$9.74	(0.01%	)	$317,770,251	0.18%	2.16%	0.18%	21.55%
Year Ended October 31, 2017	$10.07	0.23	1.16	1.39	(0.26)	(0.61)	(0.87)	$10.59	14.71%		$322,034,922	0.18%	2.26%	0.18%	24.26%
Year Ended October 31, 2016	$10.74	0.19	0.10	0.29	(0.20)	(0.76)	(0.96)	$10.07	3.21%		$427,224,825	0.18%	1.95%	0.18%	18.69%
Year Ended October 31, 2015	$11.31	0.22	(0.13)	0.09	(0.25)	(0.41)	(0.66)	$10.74	0.81%		$378,818,840	0.18%	2.03%	0.18%	12.98%
Year Ended October 31, 2014	$11.19	0.21	0.49	0.70	(0.23)	(0.35)	(0.58)	$11.31	6.47%		$343,231,738	0.18%	1.84%	0.18%	17.14%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.58	0.21	(0.20)	0.01	(0.26)	(0.60)	(0.86)	$9.73	(0.11%	)	$17,863,342	0.28%	2.04%	0.28%	21.55%
Year Ended October 31, 2017	$10.06	0.20	1.18	1.38	(0.25)	(0.61)	(0.86)	$10.58	14.65%		$15,748,468	0.26%	1.93%	0.26%	24.26%
Year Ended October 31, 2016	$10.73	0.19	0.09	0.28	(0.19)	(0.76)	(0.95)	$10.06	3.11%		$4,778,443	0.26%	1.86%	0.26%	18.69%
Year Ended October 31, 2015	$11.30	0.19	(0.11)	0.08	(0.24)	(0.41)	(0.65)	$10.73	0.69%		$4,642,375	0.30%	1.78%	0.30%	12.98%
Period Ended October 31, 2014 (j)	$11.03	0.09	0.28	0.37	(0.10)	–	(0.10)	$11.30	3.35%		$4,576,528	0.22%	1.16%	0.22%	17.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

43

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (continued)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Service Class Shares
Year Ended October 31, 2018	$10.59	0.18	(0.20)	(0.02)	(0.23)	(0.60)	(0.83)	$9.74	(0.42%	)	$605,801,091	0.58%	1.78%	0.58%	21.55%
Year Ended October 31, 2017	$10.07	0.20	1.14	1.34	(0.21)	(0.61)	(0.82)	$10.59	14.25%		$696,628,902	0.58%	1.94%	0.58%	24.26%
Year Ended October 31, 2016	$10.73	0.15	0.11	0.26	(0.16)	(0.76)	(0.92)	$10.07	2.88%		$720,411,875	0.58%	1.55%	0.58%	18.69%
Year Ended October 31, 2015	$11.30	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.73	0.39%		$863,020,205	0.58%	1.66%	0.58%	12.98%
Year Ended October 31, 2014	$11.18	0.16	0.49	0.65	(0.18)	(0.35)	(0.53)	$11.30	6.05%		$973,090,459	0.58%	1.48%	0.58%	17.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

44

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the annual period ended October 31, 2018, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) registered -0.28% versus 0.42% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index, and -2.05% for the Fund’s former benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index*. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation Funds — 30% to 50% Equity (consisting of 532 funds as of October 31, 2018), was -1.10% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield

Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Eight of the Fund’s 16 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying Nationwide S&P 500 Index Fund returned 2.77% and 7.19%, respectively, and were the largest contributors to the Fund’s returns for the period. The two largest detractors from Fund returns were the underlying Nationwide Bond Index Fund and the underlying Nationwide International Index Fund, which registered -2.38% and -7.22%, respectively.

During the reporting period, the Fund reduced its allocations to small-cap U.S. stocks and fixed income in favor of mid-cap and large-cap U.S stocks. Exposure was shifted from the passively managed Nationwide Bond Index Fund to actively managed fixed-income funds, including the Nationwide Amundi Strategic Income Fund. From an underlying fund standpoint, the Nationwide Amundi Strategic Income Fund seeks to provide a high current level of income with hedged interest rate exposure.

The Fund did not invest in derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA;

and Andrew Urban, CFA

*As of February 28, 2018, the Fund changed its broad-based securities index from the Bloomberg Barclays U.S. Aggregate Bond Index to the Morningstar® Moderately Conservative Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund,

45

Fund Commentary (cont.)	Nationwide Investor Destinations Moderately Conservative Fund

each investor is indirectly paying a proportionate share of

the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

46

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation†

Equity Funds	42.5%
Fixed Income Funds	34.5%
Investment Contract	17.3%
Alternative Assets	5.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	19.1%
Nationwide Contract	17.3%
Nationwide Bond Index Fund, Class R6	14.8%
Nationwide International Index Fund, Class R6	12.1%
Nationwide Mid Cap Market Index Fund, Class R6	8.5%
Nationwide Loomis Short Term Bond Fund, Class R6	8.3%
Nationwide Core Plus Bond Fund, Class R6	7.3%
Nationwide Amundi Global High Yield Fund, Class R6	3.1%
Nationwide Inflation-Protected Securities Fund, Class R6	3.1%
Nationwide Amundi Strategic Income Fund, Class R6	1.6%
Other Holdings	4.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

47

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(0.22)%	3.61%	6.02%
	w/SC2	(5.95)%	2.39%	5.39%
Class C	w/o SC1	(1.05)%	2.84%	5.26%
	w/SC3	(1.99)%	N/A	N/A
Class R4,5		(0.63)%	3.28%	5.67%
Class R6[4,6]		0.13%	3.97%	6.36%
Institutional Service Class[4]		(0.06)%	N/A	4.05%	[7]
Service Class[4]		(0.28)%	3.55%	5.93%
Morningstar® Moderately Conservative Target Risk Index		0.42%	3.85%	6.63%
Bloomberg Barclays U.S. Aggregate Bond Index		(2.05)%	1.83%	3.94%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.84%
Class C	1.57%
Class R	1.15%
Class R6	0.50%
Institutional Service Class	0.59%
Service Class	0.89%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

48

Fund Performance (cont.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Morningstar® Moderately Conservative Target Risk Index (current benchmark), the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	988.40	2.76	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.43	2.80	0.55
Class C Shares	Actual	(b)	1,000.00	984.70	6.40	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	986.80	4.31	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86
Class R6 Shares	Actual	(b)	1,000.00	990.20	1.05	0.21
	Hypothetical	(b)(c)	1,000.00	1,024.15	1.07	0.21
Institutional Service Class Shares	Actual	(b)	1,000.00	989.70	1.50	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30
Service Class Shares	Actual	(b)	1,000.00	988.10	3.06	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

50

Statement of Investments

October 31, 2018

Nationwide Investor Destinations Moderately Conservative Fund

Investment Companies 80.3%

	Shares	Value

Alternative Assets 5.7%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,389,862	$13,634,549
Nationwide Amundi Strategic Income Fund, Class R6 (a)	678,174	6,924,160
Nationwide Emerging Markets Debt Fund, Class R6 (a)	469,348	4,468,190

Total Alternative Assets (cost $25,700,153)		25,026,899

Equity Funds 41.1%
Nationwide International Index Fund, Class R6 (a)	6,932,637	52,826,697
Nationwide International Small Cap Fund, Class R6 (a)	194,965	1,996,446
Nationwide Mid Cap Market Index Fund, Class R6 (a)	2,144,756	37,275,862
Nationwide S&P 500 Index Fund, Class R6 (a)	5,082,224	83,500,946
Nationwide Small Cap Index Fund, Class R6 (a)	301,181	4,177,376

Total Equity Funds (cost $175,873,865)		179,777,327

Fixed Income Funds 33.5%
Nationwide Bond Index Fund, Class R6 (a)	6,179,040	64,756,338
Nationwide Core Plus Bond Fund, Class R6 (a)	3,273,592	31,917,522
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,433,292	13,558,938
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	3,704,856	36,270,537

Total Fixed Income Funds (cost $153,239,067)		146,503,335

Total Investment Companies (cost $354,813,085)		351,307,561

Exchange Traded Funds 2.4%
Equity Fund 1.4%
iShares Core MSCI Emerging Markets ETF	130,958	6,189,075

Fixed Income Fund 1.0%
iShares 20+ Year Treasury Bond ETF	37,995	4,315,472

Total Exchange Traded Funds (cost $11,926,865)		10,504,547

Investment Contract 17.3%

	Principal Amount	Value

Nationwide Contract, 2.65% (a)(b)(c)(d)	$75,523,896	$75,523,896

Total Investment Contract (cost $75,523,896)		75,523,896

Total Investments (cost $442,263,846) — 100.0%		437,336,004

Liabilities in excess of other assets — 0.0%†		(194,358)

NET ASSETS — 100.0%		$437,141,646

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

51

Statement of Assets and Liabilities

October 31, 2018

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $430,336,981)	$426,831,457
Investment securities of unaffiliated issuers, at value (cost $11,926,865)	10,504,547
Cash	700
Receivable for investments sold	1,183,682
Receivable for capital shares issued	155,492
Prepaid expenses	32,131

Total Assets	438,708,009

Liabilities:
Payable for capital shares redeemed	1,297,202
Accrued expenses and other payables:
Investment advisory fees	49,202
Fund administration fees	22,230
Distribution fees	105,501
Administrative servicing fees	43,247
Accounting and transfer agent fees	11,141
Trustee fees	1,435
Custodian fees	3,502
Compliance program costs (Note 3)	292
Professional fees	16,478
Printing fees	6,428
Other	9,705

Total Liabilities	1,566,363

Net Assets	$437,141,646

Represented by:
Capital	$424,710,309
Total distributable earnings (loss)	12,431,337

Net Assets	$437,141,646

Net Assets:
Class A Shares	$59,304,391
Class C Shares	46,816,101
Class R Shares	39,807,735
Class R6 Shares	120,763,200
Institutional Service Class Shares	12,694,105
Service Class Shares	157,756,114

Total	$437,141,646

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,991,975
Class C Shares	4,756,130
Class R Shares	4,012,791
Class R6 Shares	12,055,818
Institutional Service Class Shares	1,272,973
Service Class Shares	15,828,509

Total	43,918,196

52

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.90
Class C Shares (b)	$9.84
Class R Shares	$9.92
Class R6 Shares	$10.02
Institutional Service Class Shares	$9.97
Service Class Shares	$9.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.50

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

53

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$9,128,970
Interest income from affiliated issuers	2,171,156
Dividend income from unaffiliated issuers	258,101
Other income	2,243
Income from securities lending (Note 2)	1,365

Total Income	11,561,835

EXPENSES:
Investment advisory fees	609,522
Fund administration fees	150,186
Distribution fees Class A	158,210
Distribution fees Class C	514,486
Distribution fees Class R	233,960
Distribution fees Service Class	432,273
Administrative servicing fees Class A	56,957
Administrative servicing fees Class C	36,014
Administrative servicing fees Class R	69,335
Administrative servicing fees Institutional Service Class	11,738
Administrative servicing fees Service Class	254,862
Registration and filing fees	80,752
Professional fees	36,957
Printing fees	25,997
Trustee fees	14,064
Custodian fees	15,205
Accounting and transfer agent fees	36,747
Compliance program costs (Note 3)	1,847
Other	16,030

Total expenses before earnings credit	2,755,142

Earnings credit (Note 5)	(849)

Net Expenses	2,754,293

NET INVESTMENT INCOME	8,807,542

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	13,626,423
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	9,315,400
Transactions in investment securities of unaffiliated issuers	66,095

Net realized gains	23,007,918

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(30,734,670)
Investment securities of unaffiliated issuers	(1,636,623)

Net change in unrealized appreciation/depreciation	(32,371,293)

Net realized/unrealized losses	(9,363,375)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(555,833)

The accompanying notes are an integral part of these financial statements.

54

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$8,807,542	$9,938,291
Net realized gains	23,007,918	20,369,232
Net change in unrealized appreciation/depreciation	(32,371,293)	15,164,109

Change in net assets resulting from operations	(555,833)	45,471,632

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,805,431)	(3,126,088	)(a)
Class C	(2,586,977)	(2,788,329	)(a)
Class R	(2,671,373)	(2,797,996	)(a)
Class R6 (b)	(7,298,430)	(6,887,500	)(a)
Institutional Service Class	(684,679)	(322,088	)(a)
Service Class	(9,866,834)	(10,777,939	)(a)

Change in net assets from shareholder distributions	(26,913,724)	(26,699,940)

Change in net assets from capital transactions	(23,296,844)	(64,443,221)

Change in net assets	(50,766,401)	(45,671,529)

Net Assets:
Beginning of year	487,908,047	533,579,576

End of year	$437,141,646	$487,908,047	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,697,906	$29,600,139
Dividends reinvested	2,690,453	2,425,733
Cost of shares redeemed	(18,611,431)	(21,277,448)

Total Class A Shares	(4,223,072)	10,748,424

Class C Shares
Proceeds from shares issued	7,700,352	11,192,667
Dividends reinvested	2,332,597	2,127,135
Cost of shares redeemed	(13,031,496)	(23,251,949)

Total Class C Shares	(2,998,547)	(9,932,147)

Class R Shares
Proceeds from shares issued	4,050,412	6,862,055
Dividends reinvested	2,538,715	2,677,769
Cost of shares redeemed	(15,342,985)	(18,135,958)

Total Class R Shares	(8,753,858)	(8,596,134)

Class R6 Shares (b)
Proceeds from shares issued	26,917,866	19,245,850
Dividends reinvested	7,280,326	6,887,500
Cost of shares redeemed	(26,130,869)	(62,244,898)

Total Class R6 Shares	8,067,323	(36,111,548)

Institutional Service Class Shares
Proceeds from shares issued	8,159,837	9,721,757
Dividends reinvested	348,121	184,222
Cost of shares redeemed	(5,681,734)	(2,921,288)

Total Institutional Service Class Shares	2,826,224	6,984,691

55

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$18,428,830	$19,316,386
Dividends reinvested	9,866,834	10,777,939
Cost of shares redeemed	(46,510,578)	(57,630,832)

Total Service Class Shares	(18,214,914)	(27,536,507)

Change in net assets from capital transactions	$(23,296,844)	$(64,443,221)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,140,314	2,906,544
Reinvested	264,217	243,856
Redeemed	(1,812,656)	(2,079,012)

Total Class A Shares	(408,125)	1,071,388

Class C Shares
Issued	755,357	1,103,159
Reinvested	230,318	215,339
Redeemed	(1,279,775)	(2,289,669)

Total Class C Shares	(294,100)	(971,171)

Class R Shares
Issued	394,293	673,560
Reinvested	248,881	268,830
Redeemed	(1,497,494)	(1,781,609)

Total Class R Shares	(854,320)	(839,219)

Class R6 Shares (b)
Issued	2,583,499	1,866,810
Reinvested	707,142	684,172
Redeemed	(2,512,656)	(6,003,325)

Total Class R6 Shares	777,985	(3,452,343)

Institutional Service Class Shares
Issued	786,617	949,874
Reinvested	33,928	18,301
Redeemed	(553,867)	(285,158)

Total Institutional Service Class Shares	266,678	683,017

Service Class Shares
Issued	1,783,793	1,880,859
Reinvested	962,429	1,077,048
Redeemed	(4,486,655)	(5,638,819)

Total Service Class Shares	(1,740,433)	(2,680,912)

Total change in shares	(2,252,315)	(6,189,240)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $1,351,090, $806,235, $991,497, $2,994,028, $172,833 and $4,091,266 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively and net realized gains of $1,774,998, $1,982,094, $1,806,499, $3,893,472, $149,255 and $6,686,673 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $605,710.

The accompanying notes are an integral part of these financial statements.

56

Statement of Cash Flows

For the Year Ended October 31, 2018

Nationwide Investor Destinations Moderately Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(555,833)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(79,040,578)
Proceeds from disposition of investment securities of affiliated issuers	134,084,149
Purchase of investment securities of unaffiliated issuers	(3,232,882)
Proceeds from disposition of investment securities of unaffiliated issuers	1,135,370
Reinvestment of dividend income from affiliated issuers	(9,128,970)
Reinvestment of dividend income from unaffiliated issuers	(258,101)
Reinvestment of interest income from affiliated issuers	(2,171,156)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	30,734,670
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	1,636,623
Reinvestment of net realized gain distributions from affiliated underlying funds	(13,626,423)
Net realized gain from investment transactions with affiliated issuers	(9,315,400)
Net realized gain from investment transactions with unaffiliated issuers	(66,095)
Increase in receivable for investments sold	(475,960)
Decrease in prepaid expenses	2,968
Decrease in investment advisory fees payable	(4,716)
Increase in fund administration fees payable	5,274
Decrease in distribution fees payable	(14,945)
Decrease in administrative servicing fees payable	(2,057)
Increase in accounting and transfer agent fees payable	4,621
Increase in trustee fees payable	220
Decrease in custodian fees payable	(908)
Decrease in compliance program costs payable	(26)
Decrease in professional fees payable	(2,359)
Increase in printing fees payable	625
Increase in other payables	6,133

Net cash provided by operating activities	49,714,244

Cash flows used in financing activities:
Proceeds from shares issued	76,900,273
Cost of shares redeemed	(124,757,139)
Cash distributions paid to shareholders	(1,856,678)

Net cash used in financing activities	(49,713,544)

Net increase in cash	700

Cash:
Beginning of period	–

End of period	$700

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $25,057,046.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $25,184,650.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

57

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.51	0.20	(0.21)	(0.01)	(0.22)	(0.38)	(0.60)	$9.90	(0.22%	)	$59,304,391	0.55%	1.93%	0.55%	22.97%
Year Ended October 31, 2017	$10.14	0.21	0.72	0.93	(0.22)	(0.34)	(0.56)	$10.51	9.54%		$67,291,272	0.55%	2.02%	0.55%	22.71%
Year Ended October 31, 2016	$10.35	0.17	0.13	0.30	(0.18)	(0.33)	(0.51)	$10.14	3.11%		$54,037,826	0.54%	1.70%	0.54%	19.58%
Year Ended October 31, 2015	$10.68	0.18	(0.08)	0.10	(0.20)	(0.23)	(0.43)	$10.35	0.95%		$55,283,435	0.58%	1.70%	0.58%	13.81%
Year Ended October 31, 2014	$11.11	0.16	0.35	0.51	(0.18)	(0.76)	(0.94)	$10.68	4.95%		$58,734,361	0.57%	1.54%	0.57%	18.14%

Class C Shares
Year Ended October 31, 2018	$10.46	0.12	(0.21)	(0.09)	(0.15)	(0.38)	(0.53)	$9.84	(1.05%	)	$46,816,101	1.28%	1.18%	1.28%	22.97%
Year Ended October 31, 2017	$10.09	0.13	0.72	0.85	(0.14)	(0.34)	(0.48)	$10.46	8.74%		$52,822,319	1.28%	1.31%	1.28%	22.71%
Year Ended October 31, 2016	$10.29	0.10	0.14	0.24	(0.11)	(0.33)	(0.44)	$10.09	2.47%		$60,735,873	1.28%	0.95%	1.28%	19.58%
Year Ended October 31, 2015	$10.63	0.10	(0.08)	0.02	(0.13)	(0.23)	(0.36)	$10.29	0.15%		$60,039,930	1.28%	0.96%	1.28%	13.81%
Year Ended October 31, 2014	$11.07	0.09	0.34	0.43	(0.11)	(0.76)	(0.87)	$10.63	4.17%		$55,313,487	1.26%	0.84%	1.26%	18.14%

Class R Shares (g)
Year Ended October 31, 2018	$10.54	0.17	(0.22)	(0.05)	(0.19)	(0.38)	(0.57)	$9.92	(0.63%	)	$39,807,735	0.86%	1.62%	0.86%	22.97%
Year Ended October 31, 2017	$10.16	0.18	0.73	0.91	(0.19)	(0.34)	(0.53)	$10.54	9.27%		$51,281,805	0.85%	1.75%	0.85%	22.71%
Year Ended October 31, 2016	$10.36	0.14	0.14	0.28	(0.15)	(0.33)	(0.48)	$10.16	2.88%		$57,969,013	0.85%	1.39%	0.85%	19.58%
Year Ended October 31, 2015	$10.70	0.15	(0.09)	0.06	(0.17)	(0.23)	(0.40)	$10.36	0.57%		$66,666,515	0.84%	1.45%	0.84%	13.81%
Year Ended October 31, 2014	$11.13	0.13	0.35	0.48	(0.15)	(0.76)	(0.91)	$10.70	4.63%		$83,675,301	0.86%	1.27%	0.86%	18.14%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.63	0.23	(0.20)	0.03	(0.26)	(0.38)	(0.64)	$10.02	0.13%		$120,763,200	0.21%	2.24%	0.21%	22.97%
Year Ended October 31, 2017	$10.25	0.24	0.74	0.98	(0.26)	(0.34)	(0.60)	$10.63	9.89%		$119,928,414	0.21%	2.34%	0.21%	22.71%
Year Ended October 31, 2016	$10.45	0.21	0.13	0.34	(0.21)	(0.33)	(0.54)	$10.25	3.53%		$150,948,313	0.20%	2.02%	0.20%	19.58%
Year Ended October 31, 2015	$10.79	0.22	(0.09)	0.13	(0.24)	(0.23)	(0.47)	$10.45	1.23%		$125,766,263	0.20%	2.04%	0.20%	13.81%
Year Ended October 31, 2014	$11.21	0.20	0.36	0.56	(0.22)	(0.76)	(0.98)	$10.79	5.38%		$111,372,125	0.21%	1.89%	0.21%	18.14%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.59	0.22	(0.21)	0.01	(0.25)	(0.38)	(0.63)	$9.97	(0.06%	)	$12,694,105	0.30%	2.12%	0.30%	22.97%
Year Ended October 31, 2017	$10.21	0.22	0.75	0.97	(0.25)	(0.34)	(0.59)	$10.59	9.85%		$10,656,590	0.30%	2.14%	0.30%	22.71%
Year Ended October 31, 2016	$10.41	0.20	0.13	0.33	(0.20)	(0.33)	(0.53)	$10.21	3.43%		$3,300,780	0.30%	1.94%	0.30%	19.58%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.23)	(0.23)	(0.46)	$10.41	1.12%		$3,028,431	0.32%	1.84%	0.32%	13.81%
Period Ended October 31, 2014 (i)	$10.53	0.10	0.22	0.32	(0.10)	–	(0.10)	$10.75	3.06%		$2,070,270	0.24%	1.37%	0.24%	18.14%

Service Class Shares
Year Ended October 31, 2018	$10.58	0.19	(0.20)	(0.01)	(0.22)	(0.38)	(0.60)	$9.97	(0.28%	)	$157,756,114	0.61%	1.86%	0.61%	22.97%
Year Ended October 31, 2017	$10.20	0.21	0.73	0.94	(0.22)	(0.34)	(0.56)	$10.58	9.50%		$185,927,647	0.60%	2.01%	0.60%	22.71%
Year Ended October 31, 2016	$10.40	0.16	0.14	0.30	(0.17)	(0.33)	(0.50)	$10.20	3.12%		$206,587,771	0.60%	1.63%	0.60%	19.58%
Year Ended October 31, 2015	$10.74	0.18	(0.09)	0.09	(0.20)	(0.23)	(0.43)	$10.40	0.82%		$245,435,520	0.60%	1.67%	0.60%	13.81%
Year Ended October 31, 2014	$11.17	0.16	0.34	0.50	(0.17)	(0.76)	(0.93)	$10.74	4.88%		$284,346,558	0.61%	1.52%	0.61%	18.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

58

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the annual period ended October 31, 2018, the Nationwide Investor Destinations Conservative Fund (Service Class) registered -0.50% versus 0.93% for its benchmark, the Morningstar® Conservative Target Risk Index, and -2.05% for the Fund’s former benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index*. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Allocation —15% to 30% Equity (consisting of 194 funds as of October 31, 2018), was -1.33% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return, for the 12-month period ended October 31, 2018, was a product of mixed results across asset classes and underlying investments. The market environment during the reporting period exhibited periods of increased volatility, dispersion of returns across and within asset classes, as well as geopolitical tensions.

During the reporting period, U.S. stocks posted strong results, with large-capitalization stocks leading the way as the S&P 500® Index returned 7.35% over the reporting period. U.S. mid-cap stocks, represented by the S&P MidCap 400® Index, returned 1.02%, and U.S. small-cap stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 1.85%. Non-U.S. stocks faced the headwinds of sluggish economic growth, a strong U.S. dollar and global trade concerns, and thus did not fare as well as the U.S. indexes. The MSCI EAFE® Index (representing non-U.S. developed market countries) registered -6.85%, and the MSCI Emerging Markets® Index was down even more during the period, registering -12.52%.

U.S. and non-U.S. bonds also showed mixed results during the reporting period amid continued economic growth but also rising interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index registered -2.05% as the Federal Reserve began increasing interest rates during the reporting period. Meanwhile, the ICE Bank of America/Merrill Lynch US High Yield Master II Index returned 0.86% for the reporting period, as strong economic fundamentals and investor demand for yield helped keep credit spreads tight. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) registered -2.16% for the reporting period.

Seven of the Fund’s 14 underlying investments held during the reporting period posted positive returns. The underlying Nationwide Contract and the underlying Nationwide S&P 500 Index Fund returned 2.77% and 7.19%, respectively, and were the largest contributors to the Fund’s returns for the period. The two largest detractors from Fund returns were the underlying Nationwide Bond Index Fund and the underlying Nationwide International Index Fund, which registered -2.38% and -7.22%, respectively.

During the reporting period, the Fund reduced its allocation to small-cap U.S. stocks in favor of mid-cap U.S. stocks and emerging markets stocks. Exposure was shifted from the passively managed Nationwide Bond Index Fund and the iShares iBoxx $ High Yield Corporate Bond ETF to actively managed fixed-income funds, including the Nationwide Amundi Strategic Income Fund. From an underlying fund standpoint, the iShares iBoxx High Yield Corporate Bond ETF was reduced and a new position was added in the previously mentioned Nationwide Amundi Strategic Income Fund, which seeks to provide a high current level of income with hedged interest rate exposure.

The Fund did not invest in derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA;

and Andrew Urban, CFA

*As of February 28, 2018, the Fund changed its broad-based securities index from the Bloomberg Barclays U.S. Aggregate Bond Index to the Morningstar® Conservative Target Risk Index to more accurately reflect the allocation between equity and fixed-income securities held by the Fund.

59

Fund Commentary (cont.)	Nationwide Investor Destinations Conservative Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet the contract terms, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. Asset allocation does not assure a profit or protect against a loss in a down market.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

60

Fund Overview	Nationwide Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	48.4%
Investment Contract	24.1%
Equity Funds	21.5%
Alternative Assets	6.2%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings††

Nationwide Contract	24.0%
Nationwide Bond Index Fund, Class R6	18.0%
Nationwide Loomis Short Term Bond Fund, Class R6	14.1%
Nationwide S&P 500 Index Fund, Class R6	9.9%
Nationwide Core Plus Bond Fund, Class R6	9.1%
Nationwide International Index Fund, Class R6	5.9%
Nationwide Inflation-Protected Securities Fund, Class R6	5.1%
Nationwide Mid Cap Market Index Fund, Class R6	3.8%
Nationwide Amundi Strategic Income Fund, Class R6	3.1%
Nationwide Amundi Global High Yield Fund, Class R6	2.1%
Other Holdings	4.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

61

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(0.44)%	2.50%	4.13%
	w/ SC2	(6.15)%	1.29%	3.52%
Class C	w/o SC1	(1.18)%	1.77%	3.39%
	w/SC3	(2.14)%	N/A	N/A
Class R4,5		(0.76)%	2.18%	3.79%
Class R6[4,6]		(0.10)%	2.86%	4.47%
Institutional Service Class[4]		(0.19)%	N/A	3.49%	[7]
Service Class[4]		(0.50)%	2.45%	4.06%
Morningstar® Conservative Target Risk Index		0.93%	2.81%	4.75%
Bloomberg Barclays U.S. Aggregate Bond Index		(2.05)%	1.83%	3.94%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.82%
Class C	1.56%
Class R	1.14%
Class R6	0.49%
Institutional Service Class	0.57%
Service Class	0.88%

^

Current effective prospectus dated June 27, 2018. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

62

Fund Performance (cont.)	Nationwide Investor Destinations Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Morningstar® Conservative Target Risk Index (current benchmark), the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

63

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18(a)	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(b)	1,000.00	993.40	2.66	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53
Class C Shares	Actual	(b)	1,000.00	990.70	6.37	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.46	1.27
Class R Shares	Actual	(b)	1,000.00	991.80	4.27	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class R6 Shares	Actual	(b)	1,000.00	996.10	1.01	0.20
	Hypothetical	(b)(c)	1,000.00	1,024.20	1.02	0.20
Institutional Service Class Shares	Actual	(b)	1,000.00	994.70	1.41	0.28
	Hypothetical	(b)(c)	1,000.00	1,023.79	1.43	0.28
Service Class Shares	Actual	(b)	1,000.00	994.10	3.02	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60

(a)

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

64

Statement of Investments

October 31, 2018

Nationwide Investor Destinations Conservative Fund

Investment Companies 72.7%

	Shares	Value

Alternative Assets 6.2%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,450,808	$14,232,429
Nationwide Amundi Strategic Income Fund, Class R6 (a)	2,067,515	21,109,333
Nationwide Emerging Markets Debt Fund, Class R6 (a)	760,229	7,237,380

Total Alternative Assets (cost $43,844,445)		42,579,142

Equity Funds 20.1%
Nationwide International Index Fund, Class R6 (a)	5,290,498	40,313,598
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,510,538	26,253,149
Nationwide S&P 500 Index Fund, Class R6 (a)	4,144,839	68,099,710
Nationwide Small Cap Index Fund, Class R6 (a)	232,284	3,221,778

Total Equity Funds (cost $138,187,072)		137,888,235

Fixed Income Funds 46.4%
Nationwide Bond Index Fund, Class R6 (a)	11,829,885	123,977,200
Nationwide Core Plus Bond Fund, Class R6 (a)	6,410,716	62,504,476
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,683,389	34,844,862
Nationwide Loomis Short Term Bond Fund, Class R6 (a)	9,894,120	96,863,437

Total Fixed Income Funds (cost $331,196,695)		318,189,975

Total Investment Companies (cost $513,228,212)		498,657,352

Exchange Traded Funds 3.4%
Equity Fund 1.4%
iShares Core MSCI Emerging Markets ETF	207,815	9,821,337

Fixed Income Fund 2.0%
iShares 20+ Year Treasury Bond ETF	120,334	13,667,536

Total Exchange Traded Funds (cost $26,465,810)		23,488,873

Investment Contract 24.1%

	Principal Amount	Value

Nationwide Contract, 2.65% (a)(b)(c)(d)	$165,332,384	$165,332,384

Total Investment Contract (cost $165,332,384)		165,332,384

Total Investments (cost $705,026,406) — 100.2%		687,478,609

Liabilities in excess of other assets — (0.2)%		(1,542,496)

NET ASSETS — 100.0%		$685,936,113

(a)	Investment in affiliate.

(b)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

65

Statement of Assets and Liabilities

October 31, 2018

Nationwide Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $678,560,596)	$663,989,736
Investment securities of unaffiliated issuers, at value (cost $26,465,810)	23,488,873
Cash	944
Receivable for investments sold	647,547
Receivable for capital shares issued	482,921
Prepaid expenses	36,401

Total Assets	688,646,422

Liabilities:
Payable for capital shares redeemed	2,254,488
Accrued expenses and other payables:
Investment advisory fees	77,721
Fund administration fees	28,124
Distribution fees	181,382
Administrative servicing fees	102,969
Accounting and transfer agent fees	15,970
Trustee fees	2,269
Custodian fees	5,083
Compliance program costs (Note 3)	466
Professional fees	18,491
Printing fees	16,329
Other	7,017

Total Liabilities	2,710,309

Net Assets	$685,936,113

Represented by:
Capital	$687,919,642
Total distributable earnings (loss)	(1,983,529)

Net Assets	$685,936,113

Net Assets:
Class A Shares	$91,956,405
Class C Shares	141,350,080
Class R Shares	30,479,796
Class R6 Shares	84,633,584
Institutional Service Class Shares	218,169,172
Service Class Shares	119,347,076

Total	$685,936,113

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,182,013
Class C Shares	14,192,297
Class R Shares	3,050,550
Class R6 Shares	8,406,028
Institutional Service Class Shares	21,722,167
Service Class Shares	11,878,975

Total	68,432,030

66

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.01
Class C Shares (b)	$9.96
Class R Shares	$9.99
Class R6 Shares	$10.07
Institutional Service Class Shares	$10.04
Service Class Shares	$10.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.62

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

67

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$13,262,459
Interest income from affiliated issuers	4,817,142
Dividend income from unaffiliated issuers	725,666
Income from securities lending (Note 2)	2,876

Total Income	18,808,143

EXPENSES:
Investment advisory fees	959,333
Fund administration fees	208,828
Distribution fees Class A	278,034
Distribution fees Class C	1,508,815
Distribution fees Class R	170,934
Distribution fees Service Class	320,957
Administrative servicing fees Class A	88,972
Administrative servicing fees Class C	105,616
Administrative servicing fees Class R	50,666
Administrative servicing fees Institutional Service Class	186,682
Administrative servicing fees Service Class	188,258
Registration and filing fees	99,877
Professional fees	49,292
Printing fees	57,344
Trustee fees	22,168
Custodian fees	21,299
Accounting and transfer agent fees	52,297
Compliance program costs (Note 3)	2,973
Other	20,919

Total expenses before earnings credit	4,393,264

Earnings credit (Note 5)	(2,025)

Net Expenses	4,391,239

NET INVESTMENT INCOME	14,416,904

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	11,484,971
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	7,311,891
Transactions in investment securities of unaffiliated issuers	(83,549)

Net realized gains	18,713,313

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(32,882,627)
Investment securities of unaffiliated issuers	(3,271,270)

Net change in unrealized appreciation/depreciation	(36,153,897)

Net realized/unrealized losses	(17,440,584)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,023,680)

The accompanying notes are an integral part of these financial statements.

68

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$14,416,904	$13,944,643
Net realized gains	18,713,313	6,135,067
Net change in unrealized appreciation/depreciation	(36,153,897)	15,472,936

Change in net assets resulting from operations	(3,023,680)	35,552,646

Distributions to Shareholders From:
Distributable earnings:
Class A	(3,439,273)	(4,313,240	)(a)
Class C	(3,451,688)	(3,571,453	)(a)
Class R	(936,050)	(1,146,874	)(a)
Class R6 (b)	(2,785,516)	(2,811,761	)(a)
Institutional Service Class	(7,298,807)	(4,907,412	)(a)
Service Class	(3,781,056)	(4,351,752	)(a)

Change in net assets from shareholder distributions	(21,692,390)	(21,102,492)

Change in net assets from capital transactions	(22,498,502)	(4,619,995)

Change in net assets	(47,214,572)	9,830,159

Net Assets:
Beginning of year	733,150,685	723,320,526

End of year	$685,936,113	$733,150,685	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$30,364,833	$55,847,927
Dividends reinvested	2,908,605	3,206,812
Cost of shares redeemed	(56,659,793)	(97,474,383)

Total Class A Shares	(23,386,355)	(38,419,644)

Class C Shares
Proceeds from shares issued	29,348,272	41,898,893
Dividends reinvested	3,145,380	2,959,607
Cost of shares redeemed	(39,679,721)	(43,252,201)

Total Class C Shares	(7,186,069)	1,606,299

Class R Shares
Proceeds from shares issued	4,100,412	5,780,682
Dividends reinvested	917,645	1,129,828
Cost of shares redeemed	(11,094,873)	(16,400,982)

Total Class R Shares	(6,076,816)	(9,490,472)

Class R6 Shares (b)
Proceeds from shares issued	16,804,377	20,163,625
Dividends reinvested	2,776,157	2,809,703
Cost of shares redeemed	(16,432,800)	(45,707,911)

Total Class R6 Shares	3,147,734	(22,734,583)

Institutional Service Class Shares
Proceeds from shares issued	126,991,668	148,691,840
Dividends reinvested	5,550,077	3,352,972
Cost of shares redeemed	(111,797,442)	(66,223,663)

Total Institutional Service Class Shares	20,744,303	85,821,149

69

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$20,992,033	$26,958,018
Dividends reinvested	3,772,844	4,346,971
Cost of shares redeemed	(34,506,176)	(52,707,733)

Total Service Class Shares	(9,741,299)	(21,402,744)

Change in net assets from capital transactions	$(22,498,502)	$(4,619,995)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,958,242	5,484,101
Reinvested	284,183	318,268
Redeemed	(5,538,490)	(9,582,591)

Total Class A Shares	(2,296,065)	(3,780,222)

Class C Shares
Issued	2,875,428	4,139,230
Reinvested	308,533	295,102
Redeemed	(3,893,126)	(4,264,104)

Total Class C Shares	(709,165)	170,228

Class R Shares
Issued	401,581	568,089
Reinvested	89,817	112,426
Redeemed	(1,082,867)	(1,615,516)

Total Class R Shares	(591,469)	(935,001)

Class R6 Shares (b)
Issued	1,632,019	1,968,726
Reinvested	269,937	277,057
Redeemed	(1,595,296)	(4,469,078)

Total Class R6 Shares	306,660	(2,223,295)

Institutional Service Class Shares
Issued	12,348,640	14,548,367
Reinvested	540,901	330,360
Redeemed	(10,913,215)	(6,478,146)

Total Institutional Service Class Shares	1,976,326	8,400,581

Service Class Shares
Issued	2,039,983	2,639,097
Reinvested	367,302	430,009
Redeemed	(3,356,792)	(5,157,063)

Total Service Class Shares	(949,507)	(2,087,957)

Total change in shares	(2,263,220)	(455,666)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $2,860,428, $2,111,113, $724,645, $2,022,989, $3,698,009 and $2,910,034 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively and net realized gains of $1,452,812, $1,460,340, $422,229, $788,772, $1,209,403 and $1,441,718 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $1,186,494.

The accompanying notes are an integral part of these financial statements.

70

Statement of Cash Flows

For the Year Ended October 31, 2018

Nationwide Investor Destinations Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(3,023,680)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(121,192,256)
Proceeds from disposition of investment securities of affiliated issuers	164,954,089
Purchase of investment securities of unaffiliated issuers	(7,232,243)
Proceeds from disposition of investment securities of unaffiliated issuers	10,498,891
Reinvestment of dividend income from affiliated issuers	(13,262,459)
Reinvestment of dividend income from unaffiliated issuers	(725,666)
Reinvestment of interest income from affiliated issuers	(4,817,142)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	32,882,627
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	3,271,270
Reinvestment of net realized gain distributions from affiliated underlying funds	(11,484,971)
Net realized gain from investment transactions with affiliated issuers	(7,311,891)
Net realized loss from investment transactions with unaffiliated issuers	83,549
Decrease in receivable for investments sold	17,164
Decrease in prepaid expenses	6,942
Decrease in investment advisory fees payable	(3,276)
Increase in fund administration fees payable	6,689
Decrease in distribution fees payable	(19,300)
Increase in administrative servicing fees payable	8,285
Increase in accounting and transfer agent fees payable	7,068
Increase in trustee fees payable	456
Decrease in custodian fees payable	(967)
Increase in compliance program costs payable	6
Decrease in professional fees payable	(2,471)
Increase in printing fees payable	5,154
Increase in other payables	4,747

Net cash provided by operating activities	42,670,615

Cash flows used in financing activities:
Proceeds from shares issued	228,968,547
Cost of shares redeemed	(268,905,232)
Cash distributions paid to shareholders	(2,621,682)

Net cash used in financing activities	(42,558,367)

Net increase in cash	112,248

Cash:
Beginning of period	(111,304)

End of period	$944

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $19,070,708.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $30,290,238.

The accompanying notes are an integral part of these financial statements.

71

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.36	0.21	(0.25)	(0.04)	(0.21)	(0.10)	(0.31)	$10.01	(0.44%	)	$91,956,405	0.53%	2.03%	0.53%	21.58%
Year Ended October 31, 2017	$10.16	0.21	0.30	0.51	(0.21)	(0.10)	(0.31)	$10.36	5.15%		$118,949,342	0.53%	2.06%	0.53%	30.99%
Year Ended October 31, 2016	$10.14	0.17	0.16	0.33	(0.18)	(0.13)	(0.31)	$10.16	3.31%		$155,015,063	0.54%	1.67%	0.54%	14.83%
Year Ended October 31, 2015	$10.30	0.17	(0.08)	0.09	(0.18)	(0.07)	(0.25)	$10.14	0.91%		$89,550,546	0.55%	1.69%	0.55%	15.91%
Year Ended October 31, 2014	$10.62	0.15	0.22	0.37	(0.17)	(0.52)	(0.69)	$10.30	3.70%		$81,289,282	0.57%	1.51%	0.57%	25.03%

Class C Shares
Year Ended October 31, 2018	$10.31	0.13	(0.24)	(0.11)	(0.14)	(0.10)	(0.24)	$9.96	(1.18%	)	$141,350,080	1.27%	1.28%	1.27%	21.58%
Year Ended October 31, 2017	$10.11	0.13	0.31	0.44	(0.14)	(0.10)	(0.24)	$10.31	4.41%		$153,601,464	1.27%	1.30%	1.27%	30.99%
Year Ended October 31, 2016	$10.09	0.09	0.16	0.25	(0.10)	(0.13)	(0.23)	$10.11	2.58%		$148,901,612	1.28%	0.94%	1.28%	14.83%
Year Ended October 31, 2015	$10.25	0.09	(0.07)	0.02	(0.11)	(0.07)	(0.18)	$10.09	0.21%		$110,901,426	1.29%	0.92%	1.29%	15.91%
Year Ended October 31, 2014	$10.58	0.08	0.21	0.29	(0.10)	(0.52)	(0.62)	$10.25	2.91%		$72,301,458	1.27%	0.81%	1.27%	25.03%

Class R Shares (g)
Year Ended October 31, 2018	$10.34	0.17	(0.24)	(0.07)	(0.18)	(0.10)	(0.28)	$9.99	(0.76%	)	$30,479,796	0.85%	1.70%	0.85%	21.58%
Year Ended October 31, 2017	$10.14	0.18	0.30	0.48	(0.18)	(0.10)	(0.28)	$10.34	4.83%		$37,657,787	0.84%	1.74%	0.84%	30.99%
Year Ended October 31, 2016	$10.12	0.14	0.15	0.29	(0.14)	(0.13)	(0.27)	$10.14	2.97%		$46,395,556	0.85%	1.37%	0.85%	14.83%
Year Ended October 31, 2015	$10.27	0.14	(0.07)	0.07	(0.15)	(0.07)	(0.22)	$10.12	0.67%		$42,487,159	0.86%	1.39%	0.86%	15.91%
Year Ended October 31, 2014	$10.60	0.13	0.19	0.32	(0.13)	(0.52)	(0.65)	$10.27	3.28%		$51,948,486	0.87%	1.23%	0.87%	25.03%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.42	0.24	(0.24)	–	(0.25)	(0.10)	(0.35)	$10.07	(0.10%	)	$84,633,584	0.20%	2.35%	0.20%	21.58%
Year Ended October 31, 2017	$10.21	0.24	0.32	0.56	(0.25)	(0.10)	(0.35)	$10.42	5.58%		$84,374,346	0.20%	2.35%	0.20%	30.99%
Year Ended October 31, 2016	$10.19	0.20	0.16	0.36	(0.21)	(0.13)	(0.34)	$10.21	3.63%		$105,411,080	0.20%	2.02%	0.20%	14.83%
Year Ended October 31, 2015	$10.35	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.19	1.25%		$83,673,339	0.21%	2.02%	0.21%	15.91%
Year Ended October 31, 2014	$10.67	0.19	0.21	0.40	(0.20)	(0.52)	(0.72)	$10.35	4.04%		$69,248,334	0.22%	1.87%	0.22%	25.03%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.39	0.23	(0.24)	(0.01)	(0.24)	(0.10)	(0.34)	$10.04	(0.19%	)	$218,169,172	0.28%	2.26%	0.28%	21.58%
Year Ended October 31, 2017	$10.19	0.23	0.31	0.54	(0.24)	(0.10)	(0.34)	$10.39	5.40%		$205,208,144	0.29%	2.25%	0.29%	30.99%
Year Ended October 31, 2016	$10.17	0.19	0.16	0.35	(0.20)	(0.13)	(0.33)	$10.19	3.55%		$115,594,654	0.30%	1.90%	0.30%	14.83%
Year Ended October 31, 2015	$10.33	0.19	(0.07)	0.12	(0.21)	(0.07)	(0.28)	$10.17	1.17%		$46,044,533	0.31%	1.87%	0.31%	15.91%
Period Ended October 31, 2014 (i)	$10.18	0.11	0.14	0.25	(0.10)	–	(0.10)	$10.33	2.51%		$13,465,257	0.25%	1.64%	0.25%	25.03%

Service Class Shares
Year Ended October 31, 2018	$10.40	0.20	(0.24)	(0.04)	(0.21)	(0.10)	(0.31)	$10.05	(0.50%	)	$119,347,076	0.60%	1.95%	0.60%	21.58%
Year Ended October 31, 2017	$10.19	0.20	0.32	0.52	(0.21)	(0.10)	(0.31)	$10.40	5.17%		$133,359,602	0.59%	1.99%	0.59%	30.99%
Year Ended October 31, 2016	$10.17	0.16	0.16	0.32	(0.17)	(0.13)	(0.30)	$10.19	3.22%		$152,002,561	0.60%	1.63%	0.60%	14.83%
Year Ended October 31, 2015	$10.32	0.17	(0.07)	0.10	(0.18)	(0.07)	(0.25)	$10.17	0.94%		$173,472,921	0.61%	1.63%	0.61%	15.91%
Year Ended October 31, 2014	$10.65	0.15	0.20	0.35	(0.16)	(0.52)	(0.68)	$10.32	3.52%		$184,148,248	0.63%	1.48%	0.63%	25.03%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)

Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

72

Notes to Financial Statements

October 31, 2018

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2018, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class C, Class R, Service Class, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

73

Notes to Financial Statements (Continued)

October 31, 2018

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by NLIC, the financial health of NLIC may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, NFA, NLIC nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.

The Funds’ portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.

74

Notes to Financial Statements (Continued)

October 31, 2018

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the current interest rate); and (iii) current day net purchase or redemption. For the period from November 1, 2017 through December 31, 2017, the rate was 2.85%. For the period from January 1, 2018 through March 31, 2018, the rate was 2.80%. For the period from April 1, 2018 through June 30, 2018, the rate was 2.75%. For the period from July 1, 2018 through September 30, 2018, the rate was 2.70%. For the period from October 1, 2018 through October 31, 2018, the rate was 2.65%. Effective November 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

At October 31, 2018, 100% of the market value of Investor Destinations Aggressive and Investor Destinations Moderately Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2018. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$55,125,685	$—	$—	$55,125,685
Investment Companies	1,055,241,912	—	—	1,055,241,912
Investment Contract	—	—	139,314,583	139,314,583
Total	$1,110,367,597	$—	$139,314,583	$1,249,682,180

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$10,504,547	$—	$—	$10,504,547
Investment Companies	351,307,561	—	—	351,307,561
Investment Contract	—	—	75,523,896	75,523,896
Total	$361,812,108	$—	$75,523,896	$437,336,004

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$23,488,873	$—	$—	$23,488,873
Investment Companies	498,657,352	—	—	498,657,352
Investment Contract	—	—	165,332,384	165,332,384
Total	$522,146,225	$—	$165,332,384	$687,478,609

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

75

Notes to Financial Statements (Continued)

October 31, 2018

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderate

	Investment Contract	Total
Balance as of 10/31/2017	$152,876,167	$152,876,167
Purchases*	7,058,027	7,058,027
Sales	(20,619,611)	(20,619,611)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$139,314,583	$139,314,583

Investor Destinations Moderately Conservative

	Investment Contract	Total
Balance as of 10/31/2017	$82,833,562	$82,833,562
Purchases*	5,357,536	5,357,536
Sales	(12,667,202)	(12,667,202)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$75,523,896	$75,523,896

Investor Destinations Conservative

	Investment Contract	Total
Balance as of 10/31/2017	$175,791,177	$175,791,177
Purchases*	14,036,700	14,036,700
Sales	(24,495,493)	(24,495,493)
Change in Unrealized Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$165,332,384	$165,332,384

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.65%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or

76

Notes to Financial Statements (Continued)

October 31, 2018

market value adjustment. The Funds cannot assign or transfer their interest in the Nationwide Contract to any party. If a Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or NLIC have the ability to terminate their investments in the Nationwide Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

77

Notes to Financial Statements (Continued)

October 31, 2018

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Securities Lending

During the year ended October 31, 2018, Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33  1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

78

Notes to Financial Statements (Continued)

October 31, 2018

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2018, Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative did not have any portfolio securities on loan.

(c)	Joint Repurchase Agreements

During the year ended October 31, 2018, Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or

79

Notes to Financial Statements (Continued)

October 31, 2018

collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2018, Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative did not invest in any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended October 31, 2018, the Funds have no reclassifications between capital and total distributable earnings.

(f)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

80

Notes to Financial Statements (Continued)

October 31, 2018

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the year ended October 31, 2018, the Funds’ effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.25% for each share class until June 30, 2019.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not

81

Notes to Financial Statements (Continued)

October 31, 2018

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2018, the Funds had no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2018, NFM received $1,394,333 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2018, the Funds’ aggregate portion of such costs amounted to $21,096.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% for Class A shares, 1.00% for Class C shares, 0.50% for Class R shares, and 0.25% for Service Class shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

82

Notes to Financial Statements (Continued)

October 31, 2018

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2018, the Funds imposed front-end sales charges of $812,732. From these fees, NFD retained a portion amounting to $108,968.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2018, the Funds imposed CDSCs of $36,115. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at cost at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2018, the effective rates for administrative service fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.10%	0.09%	0.15%	0.10%	0.16%
Investor Destinations Moderately Aggressive	0.10	0.07	0.15	0.10	0.15
Investor Destinations Moderate	0.10	0.07	0.15	0.10	0.15
Investor Destinations Moderately Conservative	0.09	0.07	0.15	0.09	0.15
Investor Destinations Conservative	0.08	0.07	0.15	0.08	0.15

For the year ended October 31, 2018, each Fund’s total administrative service fees were as follows:

Fund	Amount
Investor Destinations Aggressive	$1,320,510
Investor Destinations Moderately Aggressive	1,816,464
Investor Destinations Moderate	1,389,024
Investor Destinations Moderately Conservative	428,906
Investor Destinations Conservative	620,194

83

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	48.87%
Investor Destinations Moderately Aggressive	39.52
Investor Destinations Moderate	36.43
Investor Destinations Moderately Conservative	23.44
Investor Destinations Conservative	9.73

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

Cross trades for the year ended October 31, 2018 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of NVIT. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the year ended October 31, 2018, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Investor Destinations Moderate	$4,667	$11,666	$714
Investor Destinations Moderately Conservative	1,640	—	—
Investor Destinations Conservative	5,206	6,765	(42)

Amounts designated as “—” are zero or have been rounded to zero.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of the affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of the affiliated Underlying Funds and in the Nationwide Contract during the year ended October 31, 2018 were as follows:

Investor Destinations Aggressive

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,062,472	21,587,000	1,707,609	11,343,797	126,636	(1,654,596)	10,422,852	719,724	987,885
Nationwide Bailard Emerging Markets Equity Fund, Class R6	—	42,958,032	2,605,187	41,639,355	1,347,055	(5,270,919)	—	1,404,586	—

84

Notes to Financial Statements (Continued)

October 31, 2018

Investor Destinations Aggressive (continued)

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Emerging Markets Debt Fund, Class R6	1,089,173	21,336,487	1,388,214	11,095,904	289,944	(1,549,813)	10,368,928	622,066	388,797
Nationwide International Index Fund, Class R6	32,009,475	250,164,061	48,263,965	19,224,774	3,172,035	(38,463,090)	243,912,197	7,327,395	8,834,238
Nationwide International Small Cap Fund, Class R6	3,631,304	65,521,376	7,490,102	26,417,073	3,987,045	(13,396,898)	37,184,552	1,369,686	5,029,751
Nationwide Loomis All Cap Growth Fund, Class R6	3,448,371	43,798,707	288,142	6,630,974	1,047,610	1,152,785	39,656,270	73,978	181,668
Nationwide Mid Cap Market Index Fund, Class R6	11,120,619	152,412,052	85,925,004	27,552,683	7,701,470	(25,209,493)	193,276,350	2,571,625	16,646,379
Nationwide S&P 500 Index Fund, Class R6	19,908,042	353,346,738	34,986,113	63,154,349	25,208,502	(23,297,867)	327,089,137	6,816,158	17,300,107
Nationwide Small Cap Index Fund, Class R6	1,732,652	75,896,963	11,983,106	53,495,493	(841,856)	(9,510,834)	24,031,886	619,873	10,996,686
Nationwide Bond Index Fund, Class R6	1,452,265	32,265,942	1,967,178	17,765,990	(392,034)	(855,360)	15,219,736	551,673	—
Nationwide Core Plus Bond Fund, Class R6	544,406	10,591,643	331,630	5,224,559	(100,143)	(290,609)	5,307,962	232,941	1,285
Total		1,069,879,001	196,936,250	283,544,951	41,546,264	(118,346,694)	906,469,870	22,309,705	60,366,796

Investor Destinations Moderately Aggressive

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	4,913,797	51,569,527	5,106,116	4,138,573	21,647	(4,354,368)	48,204,349	2,454,783	2,359,974
Nationwide Amundi Strategic Income Fund, Class R6	2,442,879	—	25,549,163	109,658	(323)	(497,388)	24,941,794	605,574	—
Nationwide Bailard Emerging Markets Equity Fund, Class R6	—	51,269,135	2,519,142	49,302,825	1,906,197	(6,391,649)	—	1,649,471	—
Nationwide Emerging Markets Debt Fund, Class R6	3,376,076	33,549,788	3,874,146	2,146,306	60,510	(3,197,894)	32,140,244	1,041,316	611,490
Nationwide International Index Fund, Class R6	42,578,028	344,327,796	58,121,080	30,925,167	8,217,051	(55,296,186)	324,444,574	9,955,097	12,152,050
Nationwide International Small Cap Fund, Class R6	4,926,667	86,650,866	10,134,866	33,715,101	5,461,835	(18,083,396)	50,449,070	1,805,735	6,625,113
Nationwide Loomis All Cap Growth Fund, Class R6	4,012,932	52,293,942	1,492,514	10,416,994	1,678,553	1,100,698	46,148,713	88,166	215,520
Nationwide Mid Cap Market Index Fund, Class R6	13,850,979	206,900,100	95,891,922	38,862,051	9,637,671	(32,837,633)	240,730,009	3,327,185	22,546,886
Nationwide S&P 500 Index Fund, Class R6	29,811,908	516,112,416	75,642,909	105,456,527	48,837,478	(45,326,628)	489,809,648	10,060,163	25,202,787
Nationwide Small Cap Index Fund, Class R6	2,150,740	102,946,963	15,768,810	74,846,396	(1,461,591)	(12,577,026)	29,830,760	827,188	14,941,622
Nationwide Ziegler Equity Income Fund, Class R6	—	35,115,480	2,918,215	37,130,050	3,438,393	(4,342,038)	—	223,304	2,694,911

85

Notes to Financial Statements (Continued)

October 31, 2018

Investor Destinations Moderately Aggressive (continued)

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Bond Index Fund, Class R6	9,716,160	135,961,510	8,678,237	36,842,668	(1,862,482)	(4,109,240)	101,825,357	3,016,814	—
Nationwide Core Plus Bond Fund, Class R6	6,529,145	67,169,482	5,150,926	5,349,762	(127,079)	(3,184,399)	63,659,168	2,202,022	8,230
Nationwide Inflation-Protected Securities Fund, Class R6	1,718,663	16,839,176	785,766	837,699	(10,523)	(518,168)	16,258,552	308,312	—
Total		1,700,706,181	311,633,812	430,079,777	75,797,337	(189,615,315)	1,468,442,238	37,565,130	87,358,583

Investor Destinations Moderate

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	4,038,036	42,423,906	4,006,690	3,305,731	69,100	(3,580,836)	39,613,129	1,982,488	1,911,563
Nationwide Amundi Strategic Income Fund, Class R6	1,961,424	—	20,503,799	77,217	(222)	(400,223)	20,026,137	486,965	—
Nationwide Bailard Emerging Markets Equity Fund, Class R6	—	28,163,291	1,408,372	27,125,904	1,600,329	(4,046,088)	—	898,000	—
Nationwide Emerging Markets Debt Fund, Class R6	2,748,266	27,643,174	3,381,000	2,311,259	66,884	(2,616,306)	26,163,493	854,707	503,718
Nationwide International Index Fund, Class R6	25,777,614	211,012,456	37,378,850	23,607,416	6,695,029	(35,053,499)	196,425,420	6,016,677	7,370,149
Nationwide International Small Cap Fund, Class R6	2,293,397	42,830,228	5,169,297	18,528,349	2,813,202	(8,799,989)	23,484,389	877,154	3,223,489
Nationwide Loomis All Cap Growth Fund, Class R6	2,147,979	28,704,012	800,622	6,311,077	984,027	524,174	24,701,758	47,186	114,990
Nationwide Mid Cap Market Index Fund, Class R6	7,330,188	140,936,528	26,335,964	24,933,583	7,525,995	(22,466,241)	127,398,663	1,961,570	15,089,480
Nationwide S&P 500 Index Fund, Class R6	22,183,372	323,024,345	121,086,835	82,223,745	30,924,268	(28,338,896)	364,472,807	6,942,807	15,556,312
Nationwide Small Cap Index Fund, Class R6	1,295,116	56,555,985	8,625,924	39,784,179	(383,232)	(7,051,240)	17,963,258	453,873	7,966,541
Nationwide Ziegler Equity Income Fund, Class R6	—	42,642,404	3,429,889	45,094,177	7,647,112	(8,625,228)	—	262,457	3,167,431
Nationwide Bond Index Fund, Class R6	7,985,004	139,126,162	7,428,750	57,273,956	(3,626,362)	(1,971,757)	83,682,837	2,667,798	—
Nationwide Core Plus Bond Fund, Class R6	6,707,454	69,186,085	3,578,218	4,008,487	(71,031)	(3,287,113)	65,397,672	2,231,354	8,391
Nationwide Inflation-Protected Securities Fund, Class R6	1,379,908	13,811,073	446,945	775,900	(10,670)	(417,514)	13,053,934	249,607	—

86

Notes to Financial Statements (Continued)

October 31, 2018

Investor Destinations Moderate (continued)

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Loomis Short Term Bond Fund, Class R6	5,399,225	55,141,356	1,938,261	3,391,376	(80,862)	(748,964)	52,858,415	1,120,226	—
Nationwide Contract(a)(b)(c)	$139,314,583	152,876,167	7,058,027	20,619,611	—	—	139,314,583	4,030,290	—
Total		1,374,077,172	252,577,443	359,371,967	54,153,567	(126,879,720)	1,194,556,495	31,083,159	54,912,064

Investor Destinations Moderately Conservative

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,389,862	14,670,919	1,573,138	1,388,066	23,040	(1,244,482)	13,634,549	691,915	668,587
Nationwide Amundi Strategic Income Fund, Class R6	678,174	—	7,182,161	118,397	(1,517)	(138,087)	6,924,160	170,204	—
Nationwide Emerging Markets Debt Fund, Class R6	469,348	4,854,648	498,606	445,353	12,316	(452,027)	4,468,190	148,839	87,821
Nationwide International Index Fund, Class R6	6,932,637	58,579,353	12,780,832	10,943,744	2,323,784	(9,913,528)	52,826,697	1,652,518	2,052,692
Nationwide International Small Cap Fund, Class R6	194,965	4,924,071	574,566	2,927,197	473,085	(1,048,079)	1,996,446	100,619	372,354
Nationwide Mid Cap Market Index Fund, Class R6	2,144,756	29,312,835	20,317,151	9,171,408	256,217	(3,438,933)	37,275,862	496,594	3,175,720
Nationwide S&P 500 Index Fund, Class R6	5,082,224	68,334,858	38,013,278	23,542,038	5,255,126	(4,560,278)	83,500,946	1,548,416	3,317,174
Nationwide Small Cap Index Fund, Class R6	301,181	14,648,570	2,846,137	11,372,792	(228,128)	(1,716,411)	4,177,376	116,233	2,099,438
Nationwide Ziegler Equity Income Fund, Class R6	—	24,412,979	2,797,018	26,666,356	3,561,728	(4,105,369)	—	153,169	1,848,504
Nationwide Bond Index Fund, Class R6	6,179,040	88,019,148	7,557,910	27,010,279	(2,210,152)	(1,600,289)	64,756,338	1,910,055	—
Nationwide Core Plus Bond Fund, Class R6	3,273,592	34,173,448	2,106,386	2,720,813	(25,961)	(1,615,538)	31,917,522	1,093,066	4,133
Nationwide Inflation-Protected Securities Fund, Class R6	1,433,292	14,614,072	482,342	1,092,685	(45,527)	(399,264)	13,558,938	262,417	—
Nationwide Loomis Short Term Bond Fund, Class R6	3,704,856	38,989,286	1,880,066	4,017,819	(78,611)	(502,385)	36,270,537	784,925	—
Nationwide Contract(a)(b)(c)	$75,523,896	82,833,562	5,357,536	12,667,202	—	—	75,523,896	2,171,156	—
Total		478,367,749	103,967,127	134,084,149	9,315,400	(30,734,670)	426,831,457	11,300,126	13,626,423

87

Notes to Financial Statements (Continued)

October 31, 2018

Investor Destinations Conservative

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Amundi Global High Yield Fund, Class R6	1,450,808	14,669,443	1,793,703	971,450	2,251	(1,261,518)	14,232,429	722,877	680,356
Nationwide Amundi Strategic Income Fund, Class R6	2,067,515	—	22,997,840	1,401,395	(26,856)	(460,256)	21,109,333	560,565	—
Nationwide Emerging Markets Debt Fund, Class R6	760,229	7,271,329	932,397	264,627	6,085	(707,804)	7,237,380	229,833	134,575
Nationwide International Index Fund, Class R6	5,290,498	43,967,682	12,460,187	10,387,720	997,073	(6,723,624)	40,313,598	1,275,648	1,587,311
Nationwide Mid Cap Market Index Fund, Class R6	1,510,538	21,994,003	13,037,641	6,395,920	1,139,564	(3,522,139)	26,253,149	360,916	2,441,597
Nationwide S&P 500 Index Fund, Class R6	4,144,839	43,951,251	45,283,178	21,814,118	3,567,458	(2,888,059)	68,099,710	1,171,036	2,197,574
Nationwide Small Cap Index Fund, Class R6	232,284	14,669,443	3,314,678	12,758,468	(351,475)	(1,652,400)	3,221,778	112,314	2,149,040
Nationwide Ziegler Equity Income Fund, Class R6	—	29,299,884	4,165,435	32,797,443	4,252,823	(4,920,699)	—	189,450	2,286,353
Nationwide Bond Index Fund, Class R6	11,829,885	146,800,514	15,993,371	31,841,670	(1,621,227)	(5,353,788)	123,977,200	3,585,270	—
Nationwide Core Plus Bond Fund, Class R6	6,410,716	66,052,707	6,579,425	6,818,582	(259,824)	(3,049,250)	62,504,476	2,210,152	8,165
Nationwide Inflation-Protected Securities Fund, Class R6	3,683,389	36,643,122	2,504,877	3,148,016	(126,300)	(1,028,821)	34,844,862	685,589	—
Nationwide Loomis Short Term Bond Fund, Class R6	9,894,120	102,647,178	7,657,396	11,859,187	(267,681)	(1,314,269)	96,863,437	2,158,809	—
Nationwide Contract(a)(b)(c)	$165,332,384	175,791,177	14,036,700	24,495,493	—	—	165,332,384	4,817,142	—
Total		703,757,733	150,756,828	164,954,089	7,311,891	(32,882,627)	663,989,736	18,079,601	11,484,971

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)

The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Value determined using significant unobservable inputs.
(c)	Fair valued security.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutual funds.

88

Notes to Financial Statements (Continued)

October 31, 2018

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended October 31, 2018, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2018, none of the Funds engaged in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended October 31, 2018, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*	Sales
Investor Destinations Aggressive	$260,191,212	$285,256,103
Investor Destinations Moderately Aggressive	363,442,559	432,579,868
Investor Destinations Moderate	290,522,681	362,203,728
Investor Destinations Moderately Conservative	107,458,110	135,219,519
Investor Destinations Conservative	158,714,737	175,452,980

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

89

Notes to Financial Statements (Continued)

October 31, 2018

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

90

Notes to Financial Statements (Continued)

October 31, 2018

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended October 31, 2018.

10.  Other

As of October 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	52.61%	3	(a)
Investor Destinations Moderately Aggressive	60.55	4	(a)
Investor Destinations Moderate	57.86	4	(a)
Investor Destinations Moderately Conservative	24.30	1
Investor Destinations Conservative	10.71	1
(a)	All or a portion of the accounts are the accounts of affiliated funds.

91

Notes to Financial Statements (Continued)

October 31, 2018

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$26,473,366	$116,609,720	$143,083,086	$—	$143,083,086
Investor Destinations Moderately Aggressive	42,258,070	150,342,278	192,600,348	—	192,600,348
Investor Destinations Moderate	31,707,076	75,975,288	107,682,364	—	107,682,364
Investor Destinations Moderately Conservative	10,002,204	16,911,520	26,913,724	—	26,913,724
Investor Destinations Conservative	14,852,391	6,839,999	21,692,390	—	21,692,390

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$18,980,937	$83,247,736	$102,228,673	$—	$102,228,673
Investor Destinations Moderately Aggressive	33,216,431	116,452,758	149,669,189	—	149,669,189
Investor Destinations Moderate	30,182,517	85,356,916	115,539,433	—	115,539,433
Investor Destinations Moderately Conservative	10,439,434	16,260,506	26,699,940	—	26,699,940
Investor Destinations Conservative	14,344,619	6,757,873	21,102,492	—	21,102,492

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include short-term capital gains, if any.

92

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$586,266	$90,028,430	$90,614,696	$—	$—	$30,313,219	$120,927,915
Investor Destinations Moderately Aggressive	2,084,779	146,867,729	148,952,508	—	—	43,626,910	192,579,418
Investor Destinations Moderate	2,193,803	99,850,719	102,044,522	—	—	813,634	102,858,156
Investor Destinations Moderately Conservative	869,867	21,992,249	22,862,116	—	—	(10,430,779)	12,431,337
Investor Destinations Conservative	1,482,850	18,578,765	20,061,615	—	—	(22,045,144)	(1,983,529)

Amounts designated as “—” are zero or have rounded to zero.

**

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$942,999,683	$64,393,229	$(34,080,010)	$30,313,219
Investor Destinations Moderately Aggressive	1,483,099,526	93,613,164	(49,986,254)	43,626,910
Investor Destinations Moderate	1,248,868,546	40,141,045	(39,327,411)	813,634
Investor Destinations Moderately Conservative	447,766,783	5,787,555	(16,218,334)	(10,430,779)
Investor Destinations Conservative	709,523,753	2,460,541	(24,505,685)	(22,045,144)

93

Notes to Financial Statements (Continued)

October 31, 2018

12.  Subsequent Events

Shares held by the funds of Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Mid Cap Index Fund were redeemed in-kind on November 16, 2018, November 30, 2018 and December 7, 2018, respectively for the below amounts:

	Nationwide S&P 500 Index Fund		Nationwide Small Cap Index Fund		Nationwide Mid Cap Market Index Fund
Fund	Securities Market Value	Cash	Securities Market Value	Cash	Securities Market Value	Cash
Investor Destinations Aggressive	$162,564,000	$2,122,766	$11,591,722	$544,096	$88,641,565	$4,152,636
Investor Destinations Moderately Aggressive	242,515,932	3,153,205	14,416,516	669,402	111,410,376	5,215,476
Investor Destinations Moderate	182,101,269	2,374,383	8,666,888	415,652	58,852,767	2,763,954
Investor Destinations Moderately Conservative	41,579,649	566,452	2,000,872	120,033	17,423,421	828,026
Investor Destinations Conservative	33,066,228	454,138	1,531,295	99,043	12,141,958	581,479

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

94

Report of Independent Registered Public

Accounting Firm

October 31, 2018

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of each of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, and for Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, the statements of cash flows for the year ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018, for Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, the results of each of their cash flows for the year then ended, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and Nationwide Contract issuer. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

95

Supplemental Information

October 31, 2018 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended October 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	38.21%
Investor Destinations Moderately Aggressive	34.19
Investor Destinations Moderate	29.77
Investor Destinations Moderately Conservative	22.18
Investor Destinations Conservative	11.85

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$116,609,720
Investor Destinations Moderately Aggressive	150,342,278
Investor Destinations Moderate	75,975,288
Investor Destinations Moderately Conservative	16,911,520
Investor Destinations Conservative	6,839,999

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2018, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$16,213,585	$0.1618
Investor Destinations Moderately Aggressive	21,665,033	0.1423
Investor Destinations Moderate	12,338,132	0.0960
Investor Destinations Moderately Conservative	2,414,678	0.0550
Investor Destinations Conservative	1,698,629	0.0248

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2018, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$721,365	$0.0072
Investor Destinations Moderately Aggressive	945,091	0.0062
Investor Destinations Moderate	551,332	0.0043
Investor Destinations Moderately Conservative	119,699	0.0027
Investor Destinations Conservative	92,430	0.0014

96

Management Information

October 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

97

Management Information (Continued)

October 31, 2018

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

98

Management Information (Continued)

October 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

99

Management Information (Continued)

October 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

100

Management Information (Continued)

October 31, 2018

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

101

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the local market performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

102

Market Index Definitions (cont.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

103

Market Index Definitions (cont.)

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged, market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

104

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

105

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are

106

Glossary (cont.)

supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

107

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2018

AR-ID (12/18)

Annual Report

October 31, 2018

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide Bond Fund

Nationwide California Intermediate Tax Free Bond Fund

(formerly Nationwide HighMark California Intermediate Tax Free Bond Fund)

Nationwide Core Plus Bond Fund

Nationwide Government Money Market Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Loomis Core Bond Fund

(formerly Nationwide HighMark Bond Fund)

Nationwide Loomis Short Term Bond Fund

(formerly Nationwide HighMark Short Term Bond Fund)

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

Beginning on January 1, 2019, you may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with Nationwide Mutual Funds.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The market kept rising throughout the third quarter of the Funds’ annual reporting period with the S&P 500® Index’s (S&P 500) rally to a new high before facing significant volatility in October. Historically, the market has tended to build upon these rebounds.

Small-capitalization earnings had been lagging heading into 2018, but they are now surging thanks in part to the U.S. corporate tax cut. Smaller firms tend to be more U.S.-focused and as a result, historically have faced higher effective tax rates on balance.

The most important macroeconomic indicator of all — the shape of the yield curve — is still pointing to continued healthy gains in stock prices. When the curve has been positively sloped, the S&P 500 has recorded a median increase of 11.4% over the following year.

Economic Review

During the annual reporting period ended October 31, 2018, equity returns moderated, as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust higher their expectation for Federal Reserve action. Domestic equities were higher, with the S&P 500 returning 7.35% for the reporting period. In contrast, the MSCI EAFE® Index (MSCI EAFE) registered -6.85% for the period, while the MSCI Emerging Markets® Index was even weaker, registering -12.52%.

Four distinctly different environments for domestic equities existed during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer saw a return to a stable move higher to record levels before another sharp move lower in October. Economic growth improved throughout the period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated, with the S&P 500 delivering 25% growth in each of the past three quarters. While economic and profit growth are expected to moderate, GDP is forecast to grow at 2.5% and earnings at 9% in calendar year 2019, providing a healthy backdrop for equities.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates four times during the reporting period. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target four additional hikes throughout 2019. Interest rates moved steadily higher in the period, with the 10-year U.S. Treasury yield rising from 2.37% to 3.15%, reaching the highest level since 2011. The 2-year yield ended the period at 2.88%, the highest in 11 years.

The S&P 500 was strong in nine of the 12 months of the reporting period, including a six-month positive streak from April through September.

In the early stages of the reporting period, the S&P 500 continued the rally that began following the 2016 U.S. presidential election, returning 10% between November 2017 and January 2018 to finish at a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and pullback in markets. Steady improvement throughout the summer drove a return to record highs by August before fears on trade, U.S. mid-term elections and FOMC policy renewed the selloff in October.

Returns for the S&P 500 ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since September 2011). The best-performing sectors in the index were consumer discretionary, healthcare and technology, while materials, real estate and utilities lagged. Growth stocks outperformed value stocks for the reporting period, while large-cap indexes beat small-cap indexes.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns

International stocks fell sharply for the reporting period, reversing a trend from the previous year, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve. The 10-year Treasury yield rose by 0.78% during the period, while the 2-year yield gained 1.30%, resulting in a narrowing of the spreads between the two rates to 0.27%, the lowest spread since 2007. Credit spreads were modestly wider during the period.

Index	Annual Total Return (as of October 31, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.34%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-4.83%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.39%
Bloomberg Barclays Municipal Bond	-0.51%
Bloomberg Barclays U.S. Aggregate Bond	-2.05%
Bloomberg Barclays U.S. Corporate High Yield	0.97%
MSCI EAFE®	-6.85%
MSCI Emerging Markets®	-12.52%
MSCI World ex USA	-6.76%
Russell 1000® Growth	10.71%
Russell 1000® Value	3.03%
Russell 2000®	1.85%
S&P 500®	7.35%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Commentary	Nationwide Bond Fund

For the annual period ended October 31, 2018, the Nationwide Bond Fund (Institutional Service Class) registered -1.53% versus -2.05% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Morningstar® peer category, Intermediate-Term Bond (consisting of 1,027 funds as of October 31, 2018), was -1.88% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The annual reporting period began with optimism over the passage of tax reform in the United States, which initially drove credit spreads tighter and interest rates higher. The friendly tone was quickly dashed as the tax cut-related repatriation of overseas cash led to a lack of demand in the credit markets, which drove spreads wider. The overseas cash repatriation also led to a violent correction in equities early in 2018 that was accompanied by a broad market downturn in equity index options and VIX-related ETFs. In addition, the Trump administration created a fair amount of market uncertainty with the imposition of tariffs on several countries, most notably China. While U.S. equities and credit markets recovered from the early-in-the-year swoon, the rest of the world, especially emerging markets, did not fare so well.

Buoyed by tax cuts, the U.S. economy posted very strong numbers, with a 4.2% gross domestic product (GDP) return in the second quarter of 2018, and an unemployment rate that slipped to the lowest levels in almost 50 years. Consumer confidence and small business optimism persisted at or near multi-decade highs, while inflation and wage growth were well contained. The U.S. economic strength led the Federal Reserve to raise rates four times during the reporting period, in a year marked by rising interest rates and a flattening yield curve. Ultimately, risk assets ended the reporting period on a bit of a soft note, as stocks gave back roughly half their gains, and interest rates and credit spreads ended near their highs for the period.

Ten-year Treasuries began the reporting period at 2.41%, reached 3.20% based on a more hawkish Fed tone after the September 2018 Federal Open Market Committee (FOMC) meeting, and settled at 3.14% to end the reporting period. The S&P 500® Index ended the reporting period up 7.4%, even while giving up 6.8% in October 2018. The period ended with rates higher and with three Fed rate hikes in 2018 (making four total for the reporting period with the rate hike in December 2017). Investment-grade credit spreads widened 20 basis points during the reporting period, from 0.92% to 1.12%, while 30-year agency mortgage-backed securities (MBS) widened from 0.83% over comparable duration Treasuries to 0.97%.

Contributors to performance

On a relative basis, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 52 basis points during the 12-month period. The Fund’s positioning for a flatter yield curve, underweights to duration as well as government securities and MBS, and overweight to securitized assets were the biggest contributors to performance during the reporting period. The Fund had overweight positions in asset-backed securities (ABS) (primarily collateralized loan obligations), non-agency MBS and Commercial Mortgage-Backed Securities (CMBS). These overweight positions within the Fund, all of which contributed positively to outperformance, were based on the view that credit conditions were favorable; consumers were in solid shape in terms of employment and household balance sheets, and housing remained strong.

Detractors from performance

Investment-grade corporate bonds, the Fund’s largest overweight position, also were the Fund’s biggest detractor from performance. Rates rose continuously in 2018 and, with repatriation flows from new tax laws and weaker demand, corporate spreads widened. The reporting period ended on a high note as confirming economic data, profit growth and improved technicals helped tighten credit spreads. More specifically, Fund holdings in Newell Rubbermaid, Anheuser-Busch and Teva Pharmaceuticals were key detractors during the reporting period. Newell

3

Fund Commentary (cont.)	Nationwide Bond Fund

Rubbermaid had issues with integrating a large acquisition, which caused concerns that the company’s plans to restructure might disappoint. Newell has been selling businesses to pay down its debt load more quickly. Anheuser-Busch has disappointed on expected debt paydowns and sluggish global beverage markets, leading to fears of a ratings downgrade. Finally, Teva Pharmaceuticals was hit with a challenged generic drug environment that is now showing signs of bottoming. Teva hired a new CEO who is making progress in reducing debt and improving operating performance. We are constructive on these three holdings as well as the Fund’s overweight to investment-grade credit over the next year. Corporate fundamentals continue to be strong, and we believe they should remain so.

During the reporting period, the Fund employed the use of derivatives, specifically U.S. Treasury Futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. As rates rose throughout the reporting period, the use of these derivatives contributed to Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds, which are more volatile). These risks include default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Bond Fund

Asset Allocation†

Corporate Bonds	38.8%
Asset-Backed Securities	22.3%
U.S. Treasury Obligations	18.0%
Mortgage-Backed Securities	11.1%
Collateralized Mortgage Obligations	4.2%
Commercial Mortgage-Backed Securities	3.7%
Municipal Bonds	0.4%
Futures Contracts	(0.5)%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	6.6%
Banks	5.3%
Electric Utilities	3.3%
Multi-Utilities	2.2%
Equity Real Estate Investment Trusts (REITs)	2.1%
Insurance	1.9%
Diversified Telecommunication Services	1.7%
Pharmaceuticals	1.7%
Aerospace & Defense	1.2%
Thrifts & Mortgage Finance	1.0%
Other Industries	73.0%
100.0%

Top Holdings††

U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026	6.8%
U.S. Treasury Notes, 2.00%, 10/31/2022	3.6%
FNMA, 3.50%, 2/1/2047	2.8%
FNMA, 4.50%, 8/1/2048	2.7%
NextGear Floorplan Master Owner Trust, 2.19%, 9/15/2021	2.6%
Ocwen Master Advance Receivables Trust, 2.72%, 8/16/2049	2.2%
Long Beach Mortgage Loan Trust, 3.02%, 8/25/2035	2.0%
FNMA, 3.50%, 2/1/2048	2.0%
Chase Mortgage Trust, 3.65%, 12/25/2045	1.8%
BBCMS Mortgage Trust, 3.39%, 8/14/2036	1.5%
Other Holdings	72.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

5

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(1.76)%	1.69%	4.63%
	w/SC2	(3.94)%	1.22%	4.17%
Class C	w/o SC1	(2.50)%	0.90%	3.88%
	w/SC3	(3.45)%	N/A	N/A
Class R4,5		(2.16)%	1.30%	4.29%
Class R6[4,6]		(1.57)%	1.96%	1.69%	[7]
Institutional	w/o SC1	(1.53)%	1.92%	4.91%
Service Class[8]	w/SC9	(1.53)%	1.92%	4.42%
Bloomberg Barclays U.S. Aggregate Bond Index		(2.05)%	1.83%	3.94%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2012.

[8]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[9]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.79%	0.74%
Class C	1.54%	1.49%
Class R	1.19%	1.14%
Class R6	0.49%	0.44%
Institutional Service Class	0.55%	0.50%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,000.10	3.73	0.74
	Hypothetical	(a)(b)	1,000.00	1,021.48	3.77	0.74
Class C Shares	Actual	(a)	1,000.00	996.30	7.50	1.49
	Hypothetical	(a)(b)	1,000.00	1,017.69	7.58	1.49
Class R Shares	Actual	(a)	1,000.00	997.80	4.93	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.27	4.99	0.98
Class R6 Shares	Actual	(a)	1,000.00	1,000.50	2.22	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44
Institutional Service Class Shares	Actual	(a)	1,000.00	1,001.30	2.52	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2018

Nationwide Bond Fund

Asset-Backed Securities 22.3%

	Principal Amount	Value

Airlines 2.6%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$3,111,556	$3,045,436
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	669,447	678,652
British Airways Pass-Through Trust, Series 2013-1, Class B, 5.63%, 6/20/2020 (a)	306,628	310,461
Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 4/19/2022	216,278	222,766
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.10%, 4/1/2028	1,661,999	1,650,697
United Airlines Pass-Through Trust
Series 2014-1, Class B, 4.75%, 4/11/2022	2,667,620	2,687,627
Series 2016-1, Class B, 3.65%, 1/7/2026	1,435,764	1,385,241

		9,980,880

Automobiles 6.1%
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.15%, 4/15/2024 (a)	4,000,000	3,982,655
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A2, 3.32%, 4/15/2022 (a)	1,222,222	1,221,973
NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.19%, 9/15/2021 (a)	10,000,000	9,919,967
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	3,000,000	2,990,401
Santander Drive Auto Receivables Trust, Series 2018-4, Class A1, 2.41%, 8/15/2019	1,261,761	1,261,319
United Auto Credit Securitization Trust, Series 2018-2, Class A, 2.89%, 3/10/2021 (a)	1,856,113	1,854,260
Westlake Automobile Receivables Trust, Series 2018-3A, Class A1, 2.53%, 9/16/2019 (a)	1,965,954	1,965,002

		23,195,577

Home Equity 3.0%
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 3.02%, 8/25/2035 (b)	7,540,649	7,562,062
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 3.53%, 1/25/2036 (b)	1,029,000	1,033,697
Soundview Home Loan Trust, Series 2006-WF2, Class M1, 2.50%, 12/25/2036 (b)	3,000,000	2,977,050

Asset-Backed Securities (continued)

	Principal Amount	Value

Home Equity (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-6XS, Class A6, 5.13%, 3/25/2034 (c)	$3,560	$3,586

		11,576,395

Other 10.6%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	910,959	899,237
CCG Receivables Trust
Series 2018-2, Class A1, 2.47%, 8/14/2019 (a)	2,085,943	2,086,012
Series 2018-2, Class A2, 3.09%, 12/15/2025 (a)	3,000,000	2,988,528
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, 4.08%, 6/9/2030 (a)(b)	3,000,000	2,999,628
CVS Pass-Through Trust, 6.94%, 1/10/2030	1,729,788	1,933,241
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	2,147,154	2,082,871
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	230,672	227,362
HERO Funding Trust
Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	372,127	372,269
Series 2015-1A, Class A, 3.84%, 9/21/2040 (a)	1,613,951	1,622,462
Invitation Homes Trust, Series 2018-SFR3, Class A, 3.29%, 7/17/2037 (a)(b)	1,997,104	1,994,680
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 3.68%, 4/19/2030 (a)(b)	2,000,000	2,005,774
NRZ Advance Receivables Trust, Series 2016-T5, Class AT5, 3.33%, 12/15/2051 (a)	4,000,000	3,943,088
Ocwen Master Advance Receivables Trust
Series 2018-T1, Class AT1, 3.30%, 8/15/2049 (a)	1,600,000	1,598,208
Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	8,150,000	8,104,474
Renew, Series 2018-1, Class A, 3.95%, 9/20/2053 (a)	2,456,419	2,435,273
SPS Servicer Advance Receivables Trust, Series 2018-T1, Class AT1, 3.62%, 10/17/2050 (a)	800,000	799,822
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (a)	4,200,000	4,187,798

		40,280,727

Total Asset-Backed Securities (cost $84,963,758)		85,033,579

9

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Fund (Continued)

Collateralized Mortgage Obligations 4.2%

	Principal Amount	Value

Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 3/25/2037	$328,410	$276,597
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 5.32%, 10/25/2034 (c)	33,658	33,951
Chase Mortgage Trust, Series 2016-2, Class M2, 3.65%, 12/25/2045 (a)(b)	6,797,896	6,624,378
CHL Mortgage Pass-Through Trust, Series 2005-15, Class A7, 5.50%, 8/25/2035	92,341	82,324
Citigroup Mortgage Loan Trust, Series 2015-RP2, Class A1, 3.50%, 1/25/2053 (a)(b)	1,525,886	1,515,917
FNMA REMICS
Series 2003-33, Class LB, 5.50%, 5/25/2023	384,052	397,041
Series 2009-42, Class AP, 4.50%, 3/25/2039	116,489	117,249
MASTR Alternative Loan Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/2035	268,251	253,311
New Residential Mortgage Loan Trust
Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(b)	1,895,172	1,882,063
Series 2018-2A, Class A1, 4.50%, 2/25/2058 (a)(b)	1,950,499	1,981,372
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.50%, 8/25/2047 (a)(b)	940,791	927,543
Series 2018-CH4, Class A10, 4.50%, 10/25/2048 (a)(b)	2,042,073	2,067,418

Total Collateralized Mortgage Obligations (cost $16,660,882)		16,159,164

Commercial Mortgage-Backed Securities 3.7%
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/5/2032 (a)(b)	2,390,000	2,416,785
BBCMS Mortgage Trust, Series 2016-ETC, Class C, 3.39%, 8/14/2036 (a)	6,300,000	5,821,319
COMM Mortgage Trust, Series 2014-TWC, Class B, 3.88%, 2/13/2032 (a)(b)	1,000,000	1,000,313
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/2034 (a)	4,980,000	4,916,674

Total Commercial Mortgage-Backed Securities (cost $15,038,657)		14,155,091

Corporate Bonds 38.8%
Aerospace & Defense 1.1%
Huntington Ingalls Industries, Inc.,
3.48%, 12/1/2027	1,250,000	1,157,475

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
Lockheed Martin Corp.,
3.55%, 1/15/2026	$1,250,000	$1,220,269
United Technologies Corp.,
4.13%, 11/16/2028	2,000,000	1,964,387

		4,342,131

Banks 5.3%
Bank of America Corp.,
4.20%, 8/26/2024	1,000,000	992,072
Series L, 3.95%, 4/21/2025	1,750,000	1,697,145
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (d)	2,000,000	1,913,350
Citigroup, Inc.,
4.45%, 9/29/2027	2,000,000	1,946,280
Citizens Financial Group, Inc.,
3.75%, 7/1/2024	1,500,000	1,427,709
4.35%, 8/1/2025	2,000,000	1,965,581
Cooperatieve Rabobank UA,
5.75%, 12/1/2043	600,000	653,549
HSBC Holdings plc,
4.38%, 11/23/2026	1,000,000	969,704
JPMorgan Chase & Co.,
Series I, (ICE LIBOR USD 3 Month + 3.47%), 5.99%, 1/30/2019 (d)(e)	717,000	720,843
3.88%, 9/10/2024	500,000	491,263
4.95%, 6/1/2045	1,500,000	1,515,941
UBS Group Funding Switzerland AG,
2.65%, 2/1/2022 (a)	6,000,000	5,791,261

		20,084,698

Beverages 0.5%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/2026	1,000,000	951,217
4.90%, 2/1/2046	1,000,000	941,993

		1,893,210

Biotechnology 0.7%
AbbVie, Inc.,
2.90%, 11/6/2022	1,000,000	968,011
3.60%, 5/14/2025	1,000,000	955,162
3.20%, 5/14/2026	1,000,000	915,226

		2,838,399

Capital Markets 0.8%
FMR LLC,
5.35%, 11/15/2021 (a)	785,000	821,166
4.95%, 2/1/2033 (a)	1,000,000	1,049,884
S&P Global, Inc.,
4.50%, 5/15/2048	1,250,000	1,210,070

		3,081,120

Chemicals 0.7%
Cytec Industries, Inc., 3.95%, 5/1/2025	600,000	578,243
Nutrien Ltd.,
5.25%, 1/15/2045	1,250,000	1,233,558
Solvay Finance America LLC,
3.40%, 12/3/2020 (a)	1,000,000	995,421

		2,807,222

10

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Commercial Services & Supplies 0.3%
Aramark Services, Inc.,
5.00%, 2/1/2028 (a)	$1,100,000	$1,043,625

Containers & Packaging 0.2%
Ball Corp.,
4.88%, 3/15/2026	750,000	739,688

Diversified Financial Services 0.9%
HERO Funding Trust,
Series 2015-3, Class A, 4.28%, 9/20/2041	1,488,985	1,501,894
Shell International Finance BV,
4.38%, 5/11/2045	1,000,000	984,622
Siemens Financieringsmaatschappij NV,
3.25%, 5/27/2025 (a)	1,000,000	959,260

		3,445,776

Diversified Telecommunication Services 1.7%
AT&T, Inc.,
3.40%, 5/15/2025	500,000	469,463
4.10%, 2/15/2028 (a)	1,500,000	1,424,299
4.30%, 2/15/2030 (a)	2,081,000	1,955,120
CCO Holdings LLC,
5.75%, 2/15/2026 (a)	600,000	594,000
5.13%, 5/1/2027 (a)	2,000,000	1,882,500

		6,325,382

Electric Utilities 3.3%
Appalachian Power Co.,
3.40%, 6/1/2025	1,000,000	968,306
Entergy Arkansas, Inc.,
4.00%, 6/1/2028	2,750,000	2,725,306
Indiana Michigan Power Co.,
3.85%, 5/15/2028	1,250,000	1,237,397
ITC Holdings Corp.,
3.65%, 6/15/2024	3,000,000	2,933,002
PPL Capital Funding, Inc.,
3.10%, 5/15/2026	2,000,000	1,841,635
Public Service Co. of Colorado,
2.90%, 5/15/2025	3,000,000	2,839,477

		12,545,123

Electrical Equipment 0.3%
Eaton Corp.,
8.88%, 6/15/2019	1,000,000	1,033,587

Energy Equipment & Services 0.7%
Helmerich & Payne International Drilling Co.,
4.65%, 3/15/2025	1,750,000	1,771,340
Transocean, Inc.,
8.37%, 12/15/2021 (c)	1,000,000	1,070,000

		2,841,340

Entertainment 0.3%
21st Century Fox America, Inc.,
3.70%, 10/15/2025	1,000,000	985,932

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) 2.1%
Kite Realty Group LP,
4.00%, 10/1/2026	$1,250,000	$1,124,687
Liberty Property LP,
3.38%, 6/15/2023	1,000,000	972,859
3.75%, 4/1/2025	2,000,000	1,930,540
Piedmont Operating Partnership LP,
3.40%, 6/1/2023	1,500,000	1,434,113
4.45%, 3/15/2024	2,500,000	2,493,650

		7,955,849

Food & Staples Retailing 0.2%
CVS Pass-Through Trust,
7.51%, 1/10/2032 (a)	775,914	895,111

Food Products 1.0%
Grupo Bimbo SAB de CV,
3.88%, 6/27/2024 (a)	1,000,000	975,763
McCormick & Co., Inc.,
3.15%, 8/15/2024	1,500,000	1,429,191
3.40%, 8/15/2027	1,500,000	1,410,198

		3,815,152

Health Care Providers & Services 0.3%
CVS Health Corp.,
4.30%, 3/25/2028	1,000,000	975,226

Household Durables 0.9%
Newell Brands, Inc.,
5.00%, 11/15/2023	560,000	558,097
4.20%, 4/1/2026	3,000,000	2,756,105

		3,314,202

Industrial Conglomerates 0.1%
General Electric Co.,
4.65%, 10/17/2021	358,000	365,096

Insurance 1.9%
Metropolitan Life Global Funding I,
3.45%, 12/18/2026 (a)	3,000,000	2,889,871
Nuveen Finance LLC,
4.13%, 11/1/2024 (a)	3,405,000	3,406,966
Oil Insurance Ltd.,
(ICE LIBOR USD 3 Month + 2.98%), 5.38%, 3/05/2018 (a)(d)(e)	1,000,000	970,000

		7,266,837

Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc.,
2.80%, 8/22/2024	2,500,000	2,384,237

Media 0.5%
Charter Communications Operating LLC,
4.91%, 7/23/2025	1,000,000	1,004,260
Comcast Corp.,
4.70%, 10/15/2048	1,000,000	972,589

		1,976,849

11

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining 0.1%
Compass Minerals International, Inc.,
4.88%, 7/15/2024 (a)	$500,000	$465,000

Multi-Utilities 2.1%
Black Hills Corp.,
3.95%, 1/15/2026	1,750,000	1,702,479
3.15%, 1/15/2027	1,000,000	915,347
Southern Co. Gas Capital Corp.,
3.88%, 11/15/2025	1,250,000	1,206,646
3.25%, 6/15/2026	2,000,000	1,855,664
WEC Energy Group, Inc.,
3.55%, 6/15/2025	2,500,000	2,450,043

		8,130,179

Oil, Gas & Consumable Fuels 6.6%
Anadarko Petroleum Corp.,
6.60%, 3/15/2046	1,000,000	1,105,774
BP Capital Markets plc,
3.51%, 3/17/2025	2,500,000	2,447,283
Canadian Natural Resources Ltd.,
2.95%, 1/15/2023	1,000,000	962,595
3.85%, 6/1/2027	1,000,000	947,548
Continental Resources, Inc.,
4.50%, 4/15/2023	2,103,125	2,106,848
3.80%, 6/1/2024	1,000,000	965,891
Enbridge Energy Partners LP,
7.38%, 10/15/2045	625,000	775,767
Energy Transfer LP,
5.50%, 6/1/2027	1,000,000	1,016,550
Energy Transfer Operating LP,
4.20%, 4/15/2027	2,500,000	2,358,412
Kinder Morgan, Inc.,
4.30%, 3/1/2028	1,250,000	1,208,421
5.05%, 2/15/2046	700,000	656,886
Marathon Oil Corp.,
3.85%, 6/1/2025	3,000,000	2,881,156
MPLX LP,
4.88%, 12/1/2024	1,000,000	1,023,990
Noble Energy, Inc.,
3.85%, 1/15/2028	1,000,000	916,880
Petroleos Mexicanos,
6.35%, 2/12/2048 (a)	1,391,000	1,154,252
Sabine Pass Liquefaction LLC,
5.63%, 3/1/2025	2,000,000	2,087,927
TransCanada PipeLines Ltd.,
5.10%, 3/15/2049	750,000	747,646
Williams Cos., Inc. (The),
5.75%, 6/24/2044	1,000,000	1,003,545
WPX Energy, Inc.,
6.00%, 1/15/2022	55,000	56,238
5.75%, 6/1/2026	600,000	597,000

		25,020,609

Pharmaceuticals 1.6%
Allergan Funding SCS,
3.85%, 6/15/2024	500,000	490,839
3.80%, 3/15/2025	1,500,000	1,445,383
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	2,000,000	1,812,453

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/2023	$1,500,000	$1,324,253
3.15%, 10/1/2026	1,500,000	1,222,461

		6,295,389

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.00%, 4/1/2025	1,000,000	959,981
4.15%, 4/1/2045	1,000,000	944,047

		1,904,028

Semiconductors & Semiconductor Equipment 1.0%
QUALCOMM, Inc.,
2.60%, 1/30/2023	4,000,000	3,827,453

Software 0.8%
Microsoft Corp.,
3.30%, 2/6/2027	3,000,000	2,910,711

Technology Hardware, Storage & Peripherals 0.2%
Digital Equipment Corp.,
7.75%, 4/1/2023	825,000	913,541

Thrifts & Mortgage Finance 1.0%
BPCE SA,
5.70%, 10/22/2023 (a)	3,000,000	3,105,387
4.88%, 4/1/2026 (a)	750,000	738,593

		3,843,980

Tobacco 0.5%
Reynolds American, Inc.,
4.45%, 6/12/2025	2,000,000	1,986,945

Total Corporate Bonds (cost $154,057,946)		148,253,627

Mortgage-Backed Securities 11.1%
FNMA Pool
Pool# 386905 5.00%, 4/1/2019	710,395	713,694
Pool# AM7838 3.56%, 2/1/2035	2,348,176	2,290,654
Pool# AM9070 3.77%, 8/1/2045	2,995,000	2,826,113
Pool# BC0180 4.00%, 1/1/2046	2,601,196	2,604,587
Pool# BC9003 3.00%, 11/1/2046	340,168	322,085
Pool# AS8483 3.00%, 12/1/2046	272,614	258,108
Pool# MA2863 3.00%, 1/1/2047	2,798,998	2,650,065
Pool# AS8810 3.50%, 2/1/2047	10,899,021	10,636,948
Pool# BM2003 4.00%, 10/1/2047	2,685,659	2,688,539
Pool# BM3355 3.50%, 2/1/2048	7,603,583	7,408,078

12

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# CA2208 4.50%, 8/1/2048	$9,886,261	$10,128,872

Total Mortgage-Backed Securities (cost $44,683,623)		42,527,743

Municipal Bonds 0.4%
California 0.2%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	500,000	640,240

District of Columbia 0.2%
Metropolitan Washington Airports Authority, RB, Series D, 7.46%, 10/1/2046	600,000	831,936

Total Municipal Bonds (cost $1,338,342)		1,472,176

U.S. Treasury Obligations 18.0%
U.S. Treasury Inflation Linked Notes, 0.63%, 1/15/2026 (f)	25,000,000	25,641,142
U.S. Treasury Notes
1.25%, 12/15/2018	2,000,000	1,997,697
3.63%, 8/15/2019	1,000,000	1,007,266
1.13%, 3/31/2020	3,000,000	2,929,922
1.63%, 6/30/2020	5,000,000	4,900,781
1.63%, 10/15/2020 (g)	4,000,000	3,905,156
2.00%, 10/31/2022	14,000,000	13,489,219
2.00%, 11/30/2022	3,000,000	2,888,203
2.25%, 10/31/2024	3,000,000	2,869,922
2.75%, 2/28/2025	3,500,000	3,438,613
2.88%, 5/31/2025	5,500,000	5,437,480

Total U.S. Treasury Obligations (cost $69,416,432)		68,505,401

Total Investments (cost $386,159,640) — 98.5%		376,106,781

Other assets in excess of liabilities — 1.5%		5,835,919

NET ASSETS — 100.0%		$381,942,700

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $124,587,554 which represents 32.62% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2018.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(f)	Principal amounts are not adjusted for inflation.

(g)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

CLO	Collateralized Loan Obligations

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

13

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Fund (Continued)

Futures contracts outstanding as of October 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	40	12/2018	USD	4,495,313	(16,665)
U.S. Treasury Long Bond	462	12/2018	USD	63,813,750	(1,974,342)

					(1,991,007)

Short Contracts
U.S. Treasury 10 Year Note	(155)	12/2018	USD	(18,357,813)	42,163

					42,163

					(1,948,844)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

October 31, 2018

Nationwide Bond Fund
Assets:
Investment securities, at value (cost $386,159,640)	$376,106,781
Cash	5,291,131
Interest receivable	2,294,043
Receivable for capital shares issued	7,523
Reimbursement from investment adviser (Note 3)	21,749
Prepaid expenses	27,108

Total Assets	383,748,335

Liabilities:
Payable for investments purchased	1,222,196
Distributions payable	11,759
Payable for capital shares redeemed	14,689
Payable for variation margin on futures contracts	316,411
Accrued expenses and other payables:
Investment advisory fees	130,398
Fund administration fees	29,977
Distribution fees	4,275
Administrative servicing fees	3,908
Accounting and transfer agent fees	16,229
Trustee fees	1,242
Custodian fees	2,992
Compliance program costs (Note 3)	254
Professional fees	34,348
Printing fees	9,538
Other	7,419

Total Liabilities	1,805,635

Net Assets	$381,942,700

Represented by:
Capital	$401,257,301
Total distributable earnings (loss)	(19,314,601)

Net Assets	$381,942,700

Net Assets:
Class A Shares	$10,834,040
Class C Shares	2,134,485
Class R Shares	237,702
Class R6 Shares	325,877,471
Institutional Service Class Shares	42,859,002

Total	$381,942,700

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,169,328
Class C Shares	230,032
Class R Shares	25,640
Class R6 Shares	35,109,801
Institutional Service Class Shares	4,619,819

Total	41,154,620

15

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.27
Class C Shares (b)	$9.28
Class R Shares	$9.27
Class R6 Shares	$9.28
Institutional Service Class Shares	$9.28
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.48

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$13,582,634
Income from securities lending (Note 2)	6,373

Total Income	13,589,007

EXPENSES:
Investment advisory fees	1,581,042
Fund administration fees	170,325
Distribution fees Class A	28,425
Distribution fees Class C	24,105
Distribution fees Class R	1,885
Administrative servicing fees Class A	5,405
Administrative servicing fees Class C	1,205
Administrative servicing fees Class R	488
Administrative servicing fees Institutional Service Class	27,625
Registration and filing fees	67,513
Professional fees	58,709
Printing fees	31,229
Trustee fees	11,473
Custodian fees	14,259
Accounting and transfer agent fees	54,310
Compliance program costs (Note 3)	1,458
Other	17,326

Total expenses before expenses reimbursed	2,096,782

Expenses reimbursed by adviser (Note 3)	(270,795)

Net Expenses	1,825,987

NET INVESTMENT INCOME	11,763,020

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(2,543,294)
Expiration or closing of futures contracts (Note 2)	1,596,483
Expiration or closing of option contracts written (Note 2)	54,934

Net realized losses	(891,877)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(15,149,471)
Futures contracts (Note 2)	(1,868,631)

Net change in unrealized appreciation/depreciation	(17,018,102)

Net realized/unrealized losses	(17,909,979)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,146,959)

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$11,763,020	$14,438,517
Net realized losses	(891,877)	(5,738,019)
Net change in unrealized appreciation/depreciation	(17,018,102)	(1,271,319)

Change in net assets resulting from operations	(6,146,959)	7,429,179

Distributions to Shareholders From:
Distributable earnings:
Class A	(313,462)	(326,671	)(a)
Class C	(47,968)	(62,887	)(a)
Class R	(8,962)	(10,086	)(a)
Class R6 (b)	(10,193,168)	(14,909,263	)(a)
Institutional Service Class	(1,376,227)	(1,509,635	)(a)

Change in net assets from shareholder distributions	(11,939,787)	(16,818,542)

Change in net assets from capital transactions	(6,926,535)	(149,826,884)

Change in net assets	(25,013,281)	(159,216,247)

Net Assets:
Beginning of year	406,955,981	566,172,228

End of year	$381,942,700	$406,955,981	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,641,015	$2,494,025
Dividends reinvested	293,413	304,035
Cost of shares redeemed	(2,581,815)	(3,744,847)

Total Class A Shares	(647,387)	(946,787)

Class C Shares
Proceeds from shares issued	288,613	116,362
Dividends reinvested	43,591	55,988
Cost of shares redeemed	(1,033,442)	(840,585)

Total Class C Shares	(701,238)	(668,235)

Class R Shares
Proceeds from shares issued	27,872	345,294
Dividends reinvested	1,201	1,354
Cost of shares redeemed	(472,924)	(10,874)

Total Class R Shares	(443,851)	335,774

Class R6 Shares (b)
Proceeds from shares issued	8,018,454	25,778,643
Dividends reinvested	10,193,153	14,909,263
Cost of shares redeemed	(18,871,791)	(186,470,753)

Total Class R6 Shares	(660,184)	(145,782,847)

Institutional Service Class Shares
Proceeds from shares issued	5,689,044	9,308,407
Dividends reinvested	1,246,333	1,356,549
Cost of shares redeemed	(11,409,252)	(13,429,745)

Total Institutional Service Class Shares	(4,473,875)	(2,764,789)

Change in net assets from capital transactions	$(6,926,535)	$(149,826,884)

18

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	172,545	258,262
Reinvested	31,015	31,565
Redeemed	(272,555)	(387,288)

Total Class A Shares	(68,995)	(97,461)

Class C Shares
Issued	30,666	12,011
Reinvested	4,595	5,812
Redeemed	(109,294)	(86,362)

Total Class C Shares	(74,033)	(68,539)

Class R Shares
Issued	2,930	35,541
Reinvested	124	140
Redeemed	(49,504)	(1,119)

Total Class R Shares	(46,450)	34,562

Class R6 Shares (b)
Issued	850,122	2,677,388
Reinvested	1,075,624	1,544,056
Redeemed	(1,996,237)	(19,175,425)

Total Class R6 Shares	(70,491)	(14,953,981)

Institutional Service Class Shares
Issued	600,669	964,766
Reinvested	131,542	140,657
Redeemed	(1,204,710)	(1,390,639)

Total Institutional Service Class Shares	(472,499)	(285,216)

Total change in shares	(732,468)	(15,370,635)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $280,642, $50,296, $8,684, $13,046,309 and $1,312,233 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $46,029, $12,591, $1,402, $1,862,954 and $197,402 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated distributions in excess of net investment income of $165,562.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$9.70	0.26	(0.43)	(0.17)	(0.26)	–	(0.26)	$9.27	(1.76%	)	$10,834,040	0.74%	2.71%	0.81%	47.75%
Year Ended October 31, 2017	$9.87	0.22	(0.12)	0.10	(0.23)	(0.04)	(0.27)	$9.70	1.02%		$12,010,761	0.74%	2.32%	0.80%	61.91%
Year Ended October 31, 2016	$9.64	0.20	0.24	0.44	(0.21)	–	(0.21)	$9.87	4.59%		$13,183,195	0.74%	2.04%	0.82%	115.77%
Year Ended October 31, 2015	$9.94	0.23	(0.18)	0.05	(0.24)	(0.11)	(0.35)	$9.64	0.51%		$15,305,931	0.78%	2.41%	0.99%	75.71%
Year Ended October 31, 2014	$9.90	0.32	0.09	0.41	(0.33)	(0.04)	(0.37)	$9.94	4.21%		$18,390,299	0.85%	3.22%	1.21%	27.18%

Class C Shares
Year Ended October 31, 2018	$9.71	0.18	(0.42)	(0.24)	(0.19)	–	(0.19)	$9.28	(2.50%	)	$2,134,485	1.49%	1.95%	1.56%	47.75%
Year Ended October 31, 2017	$9.88	0.15	(0.12)	0.03	(0.16)	(0.04)	(0.20)	$9.71	0.26%		$2,952,903	1.49%	1.56%	1.55%	61.91%
Year Ended October 31, 2016	$9.65	0.12	0.24	0.36	(0.13)	–	(0.13)	$9.88	3.80%		$3,682,079	1.49%	1.28%	1.58%	115.77%
Year Ended October 31, 2015	$9.95	0.16	(0.19)	(0.03)	(0.16)	(0.11)	(0.27)	$9.65	(0.25%	)	$3,366,151	1.54%	1.66%	1.76%	75.71%
Year Ended October 31, 2014	$9.91	0.24	0.09	0.33	(0.25)	(0.04)	(0.29)	$9.95	3.42%	(g)	$3,470,186	1.60%	2.46%	1.96%	27.18%

Class R Shares (h)
Year Ended October 31, 2018	$9.71	0.22	(0.43)	(0.21)	(0.23)	–	(0.23)	$9.27	(2.16%	)	$237,702	1.07%	2.34%	1.14%	47.75%
Year Ended October 31, 2017	$9.88	0.19	(0.13)	0.06	(0.19)	(0.04)	(0.23)	$9.71	0.62%		$699,767	1.14%	1.92%	1.20%	61.91%
Year Ended October 31, 2016	$9.65	0.16	0.24	0.40	(0.17)	–	(0.17)	$9.88	4.16%		$370,621	1.14%	1.64%	1.23%	115.77%
Year Ended October 31, 2015	$9.94	0.22	(0.20)	0.02	(0.20)	(0.11)	(0.31)	$9.65	0.22%		$438,245	1.20%	2.23%	1.46%	75.71%
Year Ended October 31, 2014	$9.91	0.29	0.08	0.37	(0.30)	(0.04)	(0.34)	$9.94	3.79%		$476,959	1.15%	2.91%	1.52%	27.18%

Class R6 Shares (i)
Year Ended October 31, 2018	$9.72	0.29	(0.44)	(0.15)	(0.29)	–	(0.29)	$9.28	(1.57%	)	$325,877,471	0.44%	3.01%	0.51%	47.75%
Year Ended October 31, 2017	$9.89	0.25	(0.12)	0.13	(0.26)	(0.04)	(0.30)	$9.72	1.32%		$341,836,155	0.44%	2.61%	0.50%	61.91%
Year Ended October 31, 2016	$9.66	0.23	0.24	0.47	(0.24)	–	(0.24)	$9.89	4.89%		$495,791,755	0.44%	2.32%	0.52%	115.77%
Year Ended October 31, 2015	$9.96	0.22	(0.14)	0.08	(0.27)	(0.11)	(0.38)	$9.66	0.82%		$334,795,513	0.44%	2.26%	0.54%	75.71%
Year Ended October 31, 2014	$9.92	0.35	0.09	0.44	(0.36)	(0.04)	(0.40)	$9.96	4.51%		$245,982	0.55%	3.47%	0.88%	27.18%

Institutional Service Class Shares
Year Ended October 31, 2018	$9.71	0.28	(0.43)	(0.15)	(0.28)	–	(0.28)	$9.28	(1.53%	)	$42,859,002	0.50%	2.95%	0.57%	47.75%
Year Ended October 31, 2017	$9.88	0.25	(0.13)	0.12	(0.25)	(0.04)	(0.29)	$9.71	1.26%		$49,456,395	0.50%	2.55%	0.56%	61.91%
Year Ended October 31, 2016	$9.65	0.22	0.24	0.46	(0.23)	–	(0.23)	$9.88	4.84%		$53,144,578	0.49%	2.28%	0.57%	115.77%
Year Ended October 31, 2015	$9.95	0.26	(0.18)	0.08	(0.27)	(0.11)	(0.38)	$9.65	0.79%		$50,016,098	0.50%	2.67%	0.71%	75.71%
Year Ended October 31, 2014	$9.92	0.34	0.08	0.42	(0.35)	(0.04)	(0.39)	$9.95	4.36%		$51,059,201	0.60%	3.46%	0.96%	27.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

20

Fund Commentary	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

For the annual period ended October 31, 2018, the Nationwide California Intermediate Tax Free Bond Fund (Class A at NAV) registered -1.39% versus -0.94% for its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Muni California Intermediate (consisting of 67 funds as of October 31, 2018), was -0.66% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market environment

Volatility increased at the end of the period amid signs of slowing global economic growth, and increasing trade tensions prompted a market setback shortly after U.S. markets set record highs in September 2018. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of 25% strong growth in U.S. earnings per share which, combined with the market decline, brought U.S. equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the U.S. economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the reporting period, the U.S. Federal Reserve raised interest rates by 100 basis points, bringing the total number of hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the United States, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the United States. Late in the reporting period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the United States during the reporting period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained quite tight, particularly in U.S. high-yield credits. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the United States. Tighter financial conditions from rising U.S. rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Factors affecting performance

Relative to the Bloomberg Barclays 7-Year Municipal Bond Index, the Fund’s greater exposure to insured bonds of Puerto Rico that fall into the Transportation sector and the Special Tax sector were helpful for relative performance as these bonds outperformed the broader municipal market. Debt of Puerto Rico was supported over the period by progress toward negotiations regarding restructuring the Commonwealth’s debt, as well as greater-than-expected hurricane relief aid. However, the Fund’s exposure to insured bonds in the Special Tax sector was offset by negative security selection within AA-rated California Special Tax securities. The Fund also benefited from being underweight State General Obligation bonds as well as selection within that sector.

Conversely, security selection in the Water & Sewer sector, particularly within BBB-rated issues, further detracted from relative performance – primarily due to exposure to Guam Water & Sewer bonds, where the ratings outlook was downgraded from stable to negative. The Fund’s security selection within Local securities, particularly AA-rated School District bonds, also weighed on relative performance; however, this was offset somewhat by its being an overweight within Local bonds. Finally, security selection hurt relative performance, as select BBB-rated

21

Fund Commentary (cont.)	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

Hospital bonds in the Fund experienced modest operating and profit weakness.

This Fund does not use derivatives.

Subadviser:

Massachusetts Financial Services Company

Portfolio Managers:

Michael L. Dawson

Bonds rated BBB, Baa, or higher are considered investment-grade; bonds rated BB, Ba, or below are considered non-investment-grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Fund Overview	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

Asset Allocation†

Municipal Bonds	98.3%
Short-Term Investment	0.8%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries††

General Obligation	30.4%
Transportation	15.5%
Tax-Revenue	10.8%
Prerefunded	10.1%
Other Revenue	10.0%
Education	9.9%
Water & Sewer	4.3%
Certificate of Participation/Lease	3.9%
Hospital	3.4%
Utility	0.9%
Other Industries	0.8%
100.0%

Top Holdings††

Imperial, Irrigation District, Electric Revenue, Refunding, RB, 5.00%, 11/1/2026	5.5%
California State, GO, 5.00%, 11/1/2024	4.3%
Long Beach, Harbor Revenue, Refunding, RB, 5.00%, 5/15/2024	3.9%
Successor Agency to the Commerce Community Development Commission Tax Allocation Refunding, AGM Insured, 5.00%, 8/1/2029	3.7%
State of California, GO, 5.00%, 11/1/2035	3.4%
California State, University, Systemwide, Refunding, RB, 5.00%, 11/1/2026	3.1%
Modesto, Irrigation District, Capital Improvements, COP, 5.50%, 10/1/2025	3.0%
Milpitas Redevelopment Agency, Refunding, Tax Allocation, 5.00%, 9/1/2027	2.7%
Peralta, Community College District, Refunding, GO, 5.00%, 8/1/2020	2.6%
Los Angeles, Unified School District, Refunding, GO, 2.00%, 7/1/2029	2.6%
Other Holdings	65.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

23

Fund Performance	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(1.39)%	1.54%	2.85%
	w/SC3	(3.59)%	1.07%	2.62%
Class C1	w/o SC2	(1.78)%	1.09%	2.39%
	w/SC4	(2.78)%	N/A	N/A
Class R6[5,6]		(0.98)%	1.86%	2.14%	[7]
Institutional Service Class[1,5,8]		(1.17)%	1.77%	3.10%
Bloomberg Barclays 7-Year Municipal Bond Index		(0.94)%	2.39%	4.21%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.93%	0.81%
Class C	1.41%	1.29%
Class R6	0.61%	0.49%
Institutional Service Class	0.69%	0.57%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

24

Fund Performance (cont.)	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide California Intermediate Tax Free Bond Fund versus the Bloomberg Barclays (BBgBarc) 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark California Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

25

Shareholder Expense Example	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund) October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18(a)
Class A Shares	Actual	(a)	1,000.00	1,002.80	4.04	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.08	0.80
Class C Shares	Actual	(a)	1,000.00	1,001.40	6.56	1.30
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.61	1.30
Class R6 Shares	Actual	(a)	1,000.00	1,005.40	2.48	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49
Institutional Service Class Shares	Actual	(a)	1,000.00	1,004.00	2.88	0.57
	Hypothetical	(a)(b)	1,000.00	1,022.33	2.91	0.57

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

26

Statement of Investments

October 31, 2018

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

Municipal Bonds 98.3%

	Principal Amount	Value

California 88.4%
Alum Rock Union Elementary School District, Election 2012, GO, Series C, 5.00%, 8/1/2029	$595,000	$680,847
Atascadero, Unified School District, Election 2010, GO, AGM Insured, Series A, 5.25%, 8/1/2025	345,000	372,700
California Educational Facilities Authority, Pepperdine University, Prerefunded, RB, 5.00%, 9/1/2024	270,000	299,192
California Educational Facilities Authority, Pepperdine University, Unrefunded Balance, RB, 5.00%, 9/1/2024	185,000	203,637
California Infrastructure & Economic Development Bank, Science Center Phase II Project, RB, Series A, 5.00%, 5/1/2031	910,000	1,024,769
California Municipal Finance Authority, LINXS APM Project, RB, Series A, 5.00%, 12/31/2043	470,000	502,280
California Municipal Finance Authority, Refunding, RB, Series A, 3.00%, 7/1/2028	1,205,000	1,157,836
California State, GO, 5.00%, 11/1/2024	2,000,000	2,122,160
California State, Public Works Board, Lease Revenue, Regents of the University of California, ETM, RB, Series G, 5.00%, 12/1/2021	1,000,000	1,091,370
California State, University, Systemwide, Refunding, RB
Series A, 5.00%, 11/1/2025	1,000,000	1,043,130
Series A, 5.00%, 11/1/2026	1,500,000	1,562,655
California Statewide Communities Development Authority, Viamonte Senior Living 1 Project, RB, Series A, 3.50%, 7/1/2034	750,000	728,782
Cerritos, Community College District, Election 2004, Prerefunded Balance, GO, Series C, 5.25%, 8/1/2025	750,000	769,605
City of Upland, San Antonio Regional Hospital, COP, 5.00%, 1/1/2034	400,000	432,328
Downey California Public Financing Authority, Lease Revenue, RB, 5.00%, 12/1/2030	540,000	618,808
Dublin Unified School District, Election 2016, GO, Series B, 4.00%, 8/1/2043	620,000	626,820
Hawthorne city Subordinate Tax Allocation, Successor Agency to the Community Redevelopment Agency, Refunding, Tax Allocation, AGM Insured, 5.00%, 9/1/2029	500,000	564,950

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
Imperial, Irrigation District, Electric Revenue, Refunding, RB
Series C, 5.00%, 11/1/2026	$2,600,000	$2,758,808
Series C, 5.00%, 11/1/2032	500,000	567,055
Lincoln, Unified School District, Election 2012, GO, Series C, 5.00%, 8/1/2024	250,000	285,702
Long Beach, Harbor Revenue, Refunding, RB, Series B, 5.00%, 5/15/2024	1,845,000	1,926,881
Long Beach, Unified School District, Election 2008, Unrefunded Balance, GO
Series B, 5.25%, 8/1/2024	60,000	61,483
Series A, 5.25%, 8/1/2025	100,000	102,471
Los Angeles, Airport Department Revenue, Los Angeles International Airport, RB, Series D, 5.00%, 5/15/2024	1,130,000	1,175,257
Los Angeles, Airport Department Revenue, Los Angeles International Airport, Refunding, RB
Series A, 5.25%, 5/15/2022	500,000	508,645
Series A, 5.00%, 5/15/2023	1,000,000	1,040,510
Los Angeles, Harbor Department Revenue, RB, Series A, 5.25%, 8/1/2021	350,000	358,806
Los Angeles, Unified School District, Refunding, GO, Series B, 2.00%, 7/1/2029	1,500,000	1,294,080
Madera, Unified School District, Election 2006, GO, NATL Insured, 0.00%, 8/1/2028 (a)	1,500,000	1,060,395
Milpitas Redevelopment Agency, Refunding, Tax Allocation, 5.00%, 9/1/2027	1,155,000	1,325,085
Modesto, Irrigation District, Capital Improvements, COP, Series A, 5.50%, 10/1/2025	1,500,000	1,521,300
Montebello, Unified School District, Election 2016, GO, Series A, 4.00%, 8/1/2046	500,000	495,830
Mount Diablo, Unified School District, Refunding, GO, 5.00%, 8/1/2026	300,000	323,013
Northern California Transmission Agency, Refunding, RB, Series A, 5.00%, 5/1/2022	665,000	675,820
Ontario Montclair School District, Refunding, GO, AGM Insured, Series B, 4.00%, 8/1/2033	500,000	520,260
Oxnard, School District, Election 2012, GO, AGM Insured, Series D, 5.25%, 8/1/2026	250,000	291,588
Peralta, Community College District, Refunding, GO, 5.00%, 8/1/2020	1,240,000	1,308,361
Perris, Unified High School District, Refunding, GO, BAM Insured, 5.00%, 9/1/2024	1,000,000	1,137,150

27

Statement of Investments (Continued)

October 31, 2018

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund) (continued)

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
Pioneers Memorial Healthcare District, RB, 5.00%, 10/1/2032	$500,000	$518,475
Rancho Cucamonga Redevelopment Agency Successor Agency, Refunding, Tax Allocation, NATL Insured, 4.00%, 9/1/2033	1,000,000	1,031,180
San Diego, Community College District, Refunding, GO, 5.00%, 8/1/2024	1,000,000	1,105,850
San Leandro, Unified School District, Refunding, GO, AGM Insured, Series B, 5.00%, 8/1/2024	1,000,000	1,140,500
San Mateo, Flood Control District, Refunding, RB, 5.00%, 8/1/2025	610,000	711,955
San Mateo, Joint Powers Financing Authority, Lease Revenue, San Mateo County, Capital Projects, Refunding, RB, Series A, 5.25%, 7/15/2024	1,000,000	1,037,550
Southern California, Public Power Authority, Transmission Project Revenue, Sub-Southern Transmission, Unrefunded, RB, Series A, 5.00%, 7/1/2023	120,000	120,661
State of California, GO, 5.00%, 11/1/2035	1,500,000	1,703,355
State of California, GO, AGM Insured, 5.25%, 8/1/2032	455,000	545,677
Successor Agency to the Commerce Community Development Commission Tax Allocation Refunding, AGM Insured, Series A, 5.00%, 8/1/2029	1,625,000	1,844,505
Union City Community Redevelopment Agency, Refunding, Tax Allocation, Series A, 5.00%, 10/1/2032	555,000	623,831
University of California, Limited Project Revenue, Refunding, RB, Series G, 5.00%, 5/15/2022	935,000	1,032,315
Upland, Unified School District, Refunding, GO, 5.00%, 8/1/2025	500,000	541,145

		44,497,368

Guam 2.8%
Guam Government Waterworks Authority, Waste Water System Revenue, Refunding, RB
5.00%, 7/1/2028	1,000,000	1,083,990
5.00%, 7/1/2029	315,000	339,532

		1,423,522

Puerto Rico 7.1%
Puerto Rico Commonwealth Highway and Transportation Authority, Unrefunded Balance, RB, AGM Insured, Series D, 5.00%, 7/1/2032	965,000	1,005,192
Puerto Rico Commonwealth Highway and Transportation Authority, Unrefunded Balance, RB, NATL Insured, Series J, 5.00%, 7/1/2029	1,240,000	1,241,190

Municipal Bonds (continued)

	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax, RB, AMBAC Insured, Series A, 0.00%, 7/1/2036 (a)	$1,185,000	$463,134
Puerto Rico Electric Power Authority, Refunding, RB, AGC Insured, Series UU, 5.00%, 7/1/2026	290,000	304,413
Puerto Rico Municipal Finance Agency, Refunding, RB, AGM Insured, Series A, 5.00%, 8/1/2030	540,000	563,452

		3,577,381

Total Municipal Bonds (cost $49,366,085)		49,498,271

Short-Term Investment 0.8%

	Shares

Money Market Fund 0.8%
Dreyfus AMT-Free Tax Exempt Cash Management — Institutional Shares, 1.45% (b)	414,216	414,216

Total Short-Term Investment (cost $414,216)		414,216

Total Investments (cost $49,780,301) (c) — 99.1%		49,912,487

Other assets in excess of liabilities — 0.9%		460,451

NET ASSETS — 100.0%		$50,372,938

(a)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)

Assured Guaranty Municipal Corp. and National Public Finance Guarantee Corp. have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2018, the percentages attributed to Assured Guaranty Municipal Corp. and National Public Finance Guarantee Corp. were 13.72% and 6.68% respectively.

28

Statement of Investments (Continued)

October 31, 2018

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund) (continued)

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

BAM	Build America Mutual

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

NATL	National Public Finance Guarantee Corp.

RB	Revenue Bond

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities

October 31, 2018

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide Highmark California Intermediate Tax Free Bond Fund)
Assets:
Investment securities, at value (cost $49,780,301)	$49,912,487
Interest and dividends receivable	740,149
Receivable for capital shares issued	1,722
Reimbursement from investment adviser (Note 3)	18,003
Prepaid expenses	6,755

Total Assets	50,679,116

Liabilities:
Distributions payable	11,647
Payable for capital shares redeemed	176,915
Accrued expenses and other payables:
Investment advisory fees	20,285
Fund administration fees	22,105
Distribution fees	14,244
Administrative servicing fees	10,439
Accounting and transfer agent fees	6,191
Trustee fees	181
Custodian fees	760
Compliance program costs (Note 3)	50
Professional fees	30,981
Printing fees	4,605
Other	7,775

Total Liabilities	306,178

Net Assets	$50,372,938

Represented by:
Capital	$49,558,587
Total distributable earnings (loss)	814,351

Net Assets	$50,372,938

Net Assets:
Class A Shares	$26,596,069
Class C Shares	13,102,064
Class R6 Shares	1,191,342
Institutional Service Class Shares	9,483,463

Total	$50,372,938

30

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide Highmark California Intermediate Tax Free Bond Fund)
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,778,273
Class C Shares	1,373,862
Class R6 Shares	123,705
Institutional Service Class Shares	985,321

Total	5,261,161

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.57
Class C Shares (b)	$9.54
Class R6 Shares	$9.63
Institutional Service Class Shares	$9.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.79

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

31

Statement of Operations

For the Year Ended October 31, 2018

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide Highmark California Intermediate Tax Free Bond Fund)
INVESTMENT INCOME:
Interest income	$2,643,176
Dividend income	5,206

Total Income	2,648,382

EXPENSES:
Investment advisory fees	390,810
Fund administration fees	101,449
Distribution fees Class A	75,333
Distribution fees Class C	128,892
Administrative servicing fees Class A	18,079
Administrative servicing fees Class C	9,506
Administrative servicing fees Institutional Service Class	14,943
Registration and filing fees	18,361
Professional fees	43,830
Printing fees	21,840
Trustee fees	2,624
Custodian fees	5,537
Accounting and transfer agent fees	25,041
Compliance program costs (Note 3)	274
Other	9,148

Total expenses before earnings credit and expenses reimbursed	865,667

Earnings credit (Note 4)	(1,687)
Expenses reimbursed by adviser (Note 3)	(192,620)

Net Expenses	671,360

NET INVESTMENT INCOME	1,977,022

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	667,639
Net change in unrealized appreciation/depreciation in the value of investment securities	(4,060,015)

Net realized/unrealized losses	(3,392,376)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,415,354)

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets

	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide Highmark California Intermediate Tax Free Bond Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$1,977,022	$3,137,635
Net realized gains	667,639	1,949,931
Net change in unrealized appreciation/depreciation	(4,060,015)	(4,195,760)

Change in net assets resulting from operations	(1,415,354)	891,806

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,249,298)	(1,569,896	)(a)
Class C	(670,372)	(809,069	)(a)
Class R6 (b)	(1,188,873)	(1,850,390	)(a)
Institutional Service Class	(868,019)	(1,350,575	)(a)

Change in net assets from shareholder distributions	(3,976,562)	(5,579,930)

Change in net assets from capital transactions	(85,332,351)	(39,841,858)

Change in net assets	(90,724,267)	(44,529,982)

Net Assets:
Beginning of year	141,097,205	185,627,187

End of year	$50,372,938	$141,097,205	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,122,665	$20,572,186
Dividends reinvested	1,194,180	1,425,748
Cost of shares redeemed	(19,703,239)	(27,450,010)

Total Class A Shares	(17,386,394)	(5,452,076)

Class C Shares
Proceeds from shares issued	345,238	3,505,806
Dividends reinvested	620,504	752,481
Cost of shares redeemed	(11,244,393)	(11,669,065)

Total Class C Shares	(10,278,651)	(7,410,778)

Class R6 Shares (b)
Proceeds from shares issued	32	–
Dividends reinvested	461,695	569,422
Cost of shares redeemed	(35,666,721)	(18,802,419)

Total Class R6 Shares	(35,204,994)	(18,232,997)

Institutional Service Class Shares
Proceeds from shares issued	2,074,161	14,641,157
Dividends reinvested	769,447	1,098,938
Cost of shares redeemed	(25,305,920)	(24,486,102)

Total Institutional Service Class Shares	(22,462,312)	(8,746,007)

Change in net assets from capital transactions	$(85,332,351)	$(39,841,858)

33

Statements of Changes in Net Assets (Continued)

	Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide Highmark California Intermediate Tax Free Bond Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	115,324	2,061,244
Reinvested	121,965	143,045
Redeemed	(1,986,851)	(2,738,860)

Total Class A Shares	(1,749,562)	(534,571)

Class C Shares
Issued	34,959	350,921
Reinvested	63,554	76,027
Redeemed	(1,148,627)	(1,169,350)

Total Class C Shares	(1,050,114)	(742,402)

Class R6 Shares (b)
Issued	3	–
Reinvested	46,616	57,448
Redeemed	(3,647,774)	(1,866,867)

Total Class R6 Shares	(3,601,155)	(1,809,419)

Institutional Service Class Shares
Issued	210,998	1,452,730
Reinvested	78,099	109,764
Redeemed	(2,556,105)	(2,433,665)

Total Institutional Service Class Shares	(2,267,008)	(871,171)

Total change in shares	(8,667,839)	(3,957,563)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $917,550, $379,112, $1,045,535 and $769,681 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $652,346, $429,957, $804,855 and $580,894 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated distributions in excess of net investment income at end of year of $2,188.

The accompanying notes are an integral part of these financial statements.

34

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$10.11	0.22	(0.36)	(0.14)	(0.22)	(0.18)	(0.40)	$9.57	(1.39%	)	$26,596,069	0.80%	2.28%	1.04%	20.75%
Year Ended October 31, 2017	$10.35	0.19	(0.09)	0.10	(0.19)	(0.15)	(0.34)	$10.11	1.02%		$45,767,531	0.81%	1.89%	0.92%	12.78%
Year Ended October 31, 2016	$10.41	0.21	(0.03)	0.18	(0.21)	(0.03)	(0.24)	$10.35	1.72%		$52,419,338	0.80%	2.00%	0.91%	20.39%
Year Ended October 31, 2015	$10.54	0.23	(0.05)	0.18	(0.23)	(0.08)	(0.31)	$10.41	1.79%		$49,646,917	0.79%	2.25%	0.91%	7.78%
Period Ended October 31, 2014 (h)	$10.47	0.06	0.07	0.13	(0.06)	–	(0.06)	$10.54	1.24%		$53,860,184	0.79%	2.27%	1.01%	1.45%
Year Ended July 31, 2014	$10.17	0.24	0.32	0.56	(0.24)	(0.02)	(0.26)	$10.47	5.54%		$57,843,395	0.79%	2.31%	0.98%	3.67%

Class C Shares
Year Ended October 31, 2018	$10.07	0.18	(0.35)	(0.17)	(0.18)	(0.18)	(0.36)	$9.54	(1.78%	)	$13,102,064	1.30%	1.80%	1.53%	20.75%
Year Ended October 31, 2017	$10.32	0.14	(0.10)	0.04	(0.14)	(0.15)	(0.29)	$10.07	0.45%		$24,409,708	1.29%	1.42%	1.41%	12.78%
Year Ended October 31, 2016	$10.37	0.16	(0.02)	0.14	(0.16)	(0.03)	(0.19)	$10.32	1.35%		$32,664,079	1.27%	1.54%	1.40%	20.39%
Year Ended October 31, 2015	$10.50	0.19	(0.05)	0.14	(0.19)	(0.08)	(0.27)	$10.37	1.34%		$31,063,103	1.24%	1.80%	1.41%	7.78%
Period Ended October 31, 2014 (h)	$10.43	0.05	0.07	0.12	(0.05)	–	(0.05)	$10.50	1.14%		$30,078,664	1.24%	1.83%	1.51%	1.45%
Year Ended July 31, 2014	$10.14	0.19	0.31	0.50	(0.19)	(0.02)	(0.21)	$10.43	4.99%		$30,015,316	1.24%	1.87%	1.43%	3.67%

Class R6 Shares (i)
Year Ended October 31, 2018	$10.17	0.25	(0.35)	(0.10)	(0.26)	(0.18)	(0.44)	$9.63	(1.07%	)(j)	$1,191,342	0.49%	2.51%	0.70%	20.75%
Year Ended October 31, 2017	$10.41	0.22	(0.09)	0.13	(0.22)	(0.15)	(0.37)	$10.17	1.34%	(j)	$37,863,908	0.49%	2.19%	0.60%	12.78%
Year Ended October 31, 2016	$10.47	0.24	(0.03)	0.21	(0.24)	(0.03)	(0.27)	$10.41	2.02%		$57,618,477	0.49%	2.27%	0.59%	20.39%
Year Ended October 31, 2015	$10.60	0.27	(0.06)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.08%		$10,893	0.49%	2.53%	0.60%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.31%		$10,671	0.49%	2.56%	0.70%	1.45%
Period Ended July 31, 2014 (k)	$10.24	0.23	0.31	0.54	(0.23)	(0.02)	(0.25)	$10.53	5.34%		$10,533	0.49%	2.58%	0.64%	3.67%

Institutional Service Class Shares (l)
Year Ended October 31, 2018	$10.16	0.24	(0.35)	(0.11)	(0.25)	(0.18)	(0.43)	$9.62	(1.17%	)	$9,483,463	0.58%	2.47%	0.79%	20.75%
Year Ended October 31, 2017	$10.41	0.21	(0.10)	0.11	(0.21)	(0.15)	(0.36)	$10.16	1.14%		$33,056,058	0.58%	2.10%	0.69%	12.78%
Year Ended October 31, 2016	$10.47	0.24	(0.04)	0.20	(0.23)	(0.03)	(0.26)	$10.41	1.94%		$42,925,293	0.56%	2.25%	0.66%	20.39%
Year Ended October 31, 2015	$10.60	0.26	(0.05)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.03%		$103,514,374	0.54%	2.48%	0.63%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.30%		$100,171,154	0.54%	2.50%	0.72%	1.45%
Year Ended July 31, 2014	$10.23	0.26	0.32	0.58	(0.26)	(0.02)	(0.28)	$10.53	5.77%		$100,434,193	0.54%	2.55%	0.71%	3.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

35

Fund Commentary	Nationwide Core Plus Bond Fund

For the annual period ended October 31, 2018, the Nationwide Core Plus Bond Fund (Class R6) registered -1.65% versus -2.05% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Intermediate-Term Bond (consisting of 1,027 funds as of October 31, 2018), was -1.88% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance to the benchmark was driven primarily by strong security selection and short duration positioning as interest rates rose throughout the reporting period. Strong U.S. economic growth, rising inflation, corporate tax cuts and Federal Reserve policy rate hikes drove interest rates higher throughout 2018. Positioning along the yield curve in addition to an overweight allocation to investment-grade credit were modest detractors from Fund performance as the yield curve flattened and credit spreads widened throughout the reporting period. Benchmark sector returns for the reporting period were: U.S. Treasuries, -1.97%; Investment-Grade Corporates, -3.02%; Securitized Products, -1.48%; and High-Yield Bonds, 0.97%.

Following the signing of President Trump’s Tax Cuts and Jobs Act in December 2017, which cut corporate tax rates from 35% to 21%, the 10-year Treasury rate increased nearly 60 basis points to 2.95% in February 2018. The Fed raised the federal funds target rate four times throughout the Fund’s fiscal year while continuing to pare back the size of its balance sheet. Credit spreads were volatile throughout the reporting period, reaching a 10-year low in February 2018 before increasing nearly 30 basis points during the eight months that followed. Corporate credit fundamentals remain strong as default rates continue to decline while profitability reaches all-time highs. The Fund weathered the volatility during the reporting period and consistently delivered outperformance from credit selection and duration positioning.

Looking ahead, we expect moderate economic growth and gradually increasing inflation. Given our belief that the economy has yet to peak, the backdrop remains positive for “risk-on” sectors such as Investment-Grade Credit and High-Yield Bonds, contingent on the Fed’s not becoming overly restrictive. We believe the importance of security selection will increase as the bull market matures, boding well for our bottom-up approach and strategy objectives. The team will continue to closely monitor potential economic and political risks that could drive a slowing in U.S. and global growth. The Fund is positioned to take advantage of these conditions through selectively allocating to attractively priced credits, while adhering to diligent portfolio construction across the entire yield curve.

The Fund does not use derivatives.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds, which are more volatile). These risks include default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

36

Fund Overview	Nationwide Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	55.6%
U.S. Treasury Obligations	21.6%
Mortgage-Backed Securities	17.9%
Collateralized Mortgage Obligations	1.3%
Repurchase Agreement	0.7%
Commercial Mortgage-Backed Security	0.7%
Preferred Stocks	0.7%
Short-Term Investment	0.1%
Asset-Backed Security	0.1%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	7.4%
Banks	5.3%
Capital Markets	3.8%
Insurance	3.4%
Specialty Retail	2.2%
Chemicals	1.8%
Technology Hardware, Storage & Peripherals	1.7%
Trading Companies & Distributors	1.5%
Commercial Services & Supplies	1.4%
Consumer Finance	1.4%
Other Industries*	70.1%
100.0%

Top Holdings††

U.S. Treasury Notes, 2.88%, 5/15/2028	3.6%
U.S. Treasury Notes, 2.00%, 12/31/2021	2.2%
U.S. Treasury Notes, 3.00%, 9/30/2025	2.1%
U.S. Treasury Notes, 2.00%, 8/31/2021	1.7%
Goldman Sachs Group, Inc. (The), 3.31%, 10/31/2022	1.6%
U.S. Treasury Notes, 1.38%, 8/31/2020	1.5%
FHLMC, 3.50%, 4/1/2046	1.2%
U.S. Treasury Notes, 1.50%, 5/31/2020	1.2%
U.S. Treasury Notes, 2.38%, 8/15/2024	1.2%
FHLMC, 4.00%, 4/1/2047	1.1%
Other Holdings*	82.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

37

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(2.01)%	1.93%	1.49%	[2]
	w/SC3	(6.14)%	1.05%	0.69%	[2]
Class R6[4,5]		(1.65)%	2.30%	5.69%
Institutional Service Class[4]		(1.76)%	2.23%	1.80%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index		(2.05)%	1.83%	3.94%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of April 24, 2013.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class R6	0.49%
Institutional Service Class	0.60%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

38

Fund Performance (cont.)	Nationwide Core Plus Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Core Plus Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Performance prior to the Fund’s inception on 4/24/13 is based on the Fund’s predecessor fund, the TS&W Fixed Income Portfolio. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

39

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	995.10	4.27	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.92	4.33	0.85
Class R6 Shares	Actual	(a)	1,000.00	998.00	2.42	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.79	2.45	0.48
Institutional Service Class Shares	Actual	(a)	1,000.00	997.30	3.02	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

40

Statement of Investments

October 31, 2018

Nationwide Core Plus Bond Fund

Asset-Backed Security 0.1%

	Principal Amount	Value

Airlines 0.1%
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	$957,176	$923,494

Total Asset-Backed Security (cost $945,296)		923,494

Collateralized Mortgage Obligations 1.3%
FHLMC REMICS
Series 4039, Class ME, 2.00%, 12/15/2040	818,675	786,069
Series 4026, Class WJ, 2.75%, 8/15/2041	2,619,411	2,538,575
JP Morgan Mortgage Trust, Series 2017-5, Class A1A, 3.00%, 10/26/2048 (a)(b)	12,137,973	11,994,973

Total Collateralized Mortgage Obligations (cost $15,610,235)		15,319,617

Commercial Mortgage-Backed Security 0.7%
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4, 3.72%, 12/15/2048	8,500,000	8,401,751

Total Commercial Mortgage-Backed Security (cost $8,742,447)		8,401,751

Corporate Bonds 55.6%
Aerospace & Defense 1.1%
Bombardier, Inc., 8.75%, 12/1/2021 (b)	120,000	129,000
DynCorp International, Inc., 10.37%, 11/30/2020 (c)	126,881	131,148
Rockwell Collins, Inc.,
3.20%, 3/15/2024	5,000,000	4,788,108
4.35%, 4/15/2047	8,450,000	7,824,712
TransDigm, Inc., 6.50%, 7/15/2024	125,000	126,355

		12,999,323

Air Freight & Logistics 0.8%
FedEx Corp., 4.05%, 2/15/2048	6,910,000	5,835,072
United Parcel Service of America, Inc., 8.38%, 4/1/2020	2,500,000	2,677,512
XPO Logistics, Inc., 6.13%, 9/1/2023 (b)	1,190,000	1,218,798

		9,731,382

Airlines 0.1%
United Continental Holdings, Inc., 4.25%, 10/1/2022	1,420,000	1,393,375

Auto Components 1.3%
Allison Transmission, Inc., 5.00%, 10/1/2024 (b)	65,000	63,090

Corporate Bonds (continued)

	Principal Amount	Value

Auto Components (continued)
American Axle & Manufacturing, Inc., 6.63%, 10/15/2022	$2,056,000	$2,086,840
Cooper Tire & Rubber Co., 8.00%, 12/15/2019	1,550,000	1,612,000
Dana Financing Luxembourg Sarl, 5.75%, 4/15/2025 (b)	70,000	67,200
Icahn Enterprises LP, 6.00%, 8/1/2020	4,830,000	4,872,262
Lear Corp., 3.80%, 9/15/2027	7,063,000	6,412,561
Tenneco, Inc., 5.38%, 12/15/2024	75,000	66,563

		15,180,516

Banks 5.2%
Bank of America Corp.,
Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.12%, 6/17/2019 (d)(e)	150,000	149,625
Capital One NA, 2.65%, 8/8/2022	6,500,000	6,228,495
Citigroup, Inc.,
5.38%, 8/9/2020	3,360,000	3,476,662
2.90%, 12/8/2021	2,675,000	2,613,913
2.75%, 4/25/2022	5,000,000	4,833,369
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (d)(e)	75,000	75,094
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d)(e)	5,000,000	5,106,250
Comerica, Inc., 3.70%, 7/31/2023	6,730,000	6,667,000
Huntington National Bank (The), 2.20%, 4/1/2019	9,995,000	9,970,310
ING Groep NV, 4.10%, 10/2/2023	4,500,000	4,469,883
JPMorgan Chase & Co.,
Series V, (ICE LIBOR USD 3 Month + 3.32%), 5.00%, 7/01/2019 (d)(e)	140,000	140,000
3.63%, 5/13/2024	4,250,000	4,184,413
KeyCorp, 4.15%, 10/29/2025	2,550,000	2,557,181
National Westminster Bank plc,
Series C, (ICE LIBID USD 3 Month + 0.25%), 2.63%, 11/28/2018 (d)(e)	130,000	105,300
Simmons First National Corp.,
(ICE LIBOR USD 3 Month + 2.15%), 5.00%, 4/1/2028 (e)	6,000,000	5,978,777
Standard Chartered plc,
(ICE LIBOR USD 3 Month + 1.51%), 4.03%, 1/30/2027 (b)(d)(e)	100,000	82,300
Wells Fargo & Co., Series K, (ICE LIBOR USD 3 Month + 3.77%), 6.10%, 12/15/2018 (d)(e)	5,430,000	5,470,725

		62,109,297

Biotechnology 1.0%
Amgen, Inc., 5.38%, 5/15/2043	1,320,000	1,356,721
Biogen, Inc., 5.20%, 9/15/2045	5,650,000	5,660,430

41

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
Gilead Sciences, Inc., 3.65%, 3/1/2026	$4,860,000	$4,706,370

		11,723,521

Building Products 0.1%
BMC East LLC, 5.50%, 10/1/2024 (b)	1,172,000	1,098,750
Builders FirstSource, Inc., 5.63%, 9/1/2024 (b)	131,000	122,157
Summit Materials LLC, 6.13%, 7/15/2023	60,000	58,050

		1,278,957

Capital Markets 3.8%
BGC Partners, Inc., 5.38%, 7/24/2023	5,000,000	5,007,653
FMR LLC, 4.95%, 2/1/2033 (b)	3,400,000	3,569,606
Goldman Sachs Group, Inc. (The),
2.35%, 11/15/2021	2,600,000	2,501,850
(ICE LIBOR USD 3 Month + 0.78%), 3.31%, 10/31/2022 (e)	19,000,000	19,066,001
(ICE LIBOR USD 3 Month + 1.00%), 3.49%, 7/24/2023 (e)	5,000,000	5,033,337
Morgan Stanley,
Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (d)(e)	150,000	151,332
7.25%, 4/1/2032	5,600,000	7,079,482
MSCI, Inc., 5.25%, 11/15/2024 (b)	2,000,000	2,015,000
Trident Merger Sub, Inc., 6.63%, 11/1/2025 (b)	50,000	46,750

		44,471,011

Chemicals 1.8%
Blue Cube Spinco LLC, 9.75%, 10/15/2023	2,765,000	3,076,062
Chevron Phillips Chemical Co. LLC, 3.40%, 12/1/2026 (b)	6,365,000	6,098,060
Cornerstone Chemical Co., 6.75%, 8/15/2024 (b)	1,000,000	971,250
FXI Holdings, Inc., 7.88%, 11/1/2024 (b)	11,500,000	10,723,750
Kraton Polymers LLC, 7.00%, 4/15/2025 (b)	70,000	65,625
NOVA Chemicals Corp., 5.25%, 6/1/2027 (b)	125,000	112,813
WR Grace & Co.-Conn, 5.63%, 10/1/2024 (b)	50,000	50,875

		21,098,435

Commercial Services & Supplies 1.4%
Cimpress NV, 7.00%, 6/15/2026 (b)	5,000,000	4,993,750
Harland Clarke Holdings Corp., 8.38%, 8/15/2022 (b)	150,000	135,375
Pitney Bowes, Inc., 4.38%, 5/15/2022 (f)	7,000,000	6,352,500

Corporate Bonds (continued)

	Principal Amount	Value

Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (b)	$4,867,000	$5,142,959

		16,624,584

Communications Equipment 0.0%†
CommScope Technologies LLC, 6.00%, 6/15/2025 (b)	130,000	126,425

Construction & Engineering 0.0%†
AECOM,
5.88%, 10/15/2024	65,000	66,137
5.13%, 3/15/2027	75,000	69,750
Michael Baker International LLC, 8.75%, 3/1/2023 (b)	85,000	84,469
Tutor Perini Corp., 6.88%, 5/1/2025 (b)	60,000	60,075

		280,431

Consumer Finance 1.4%
American Express Co., 3.00%, 10/30/2024	5,512,000	5,210,024
Capital One Financial Corp.,
(ICE LIBOR USD 3 Month + 0.76%), 3.10%, 5/12/2020 (e)	5,400,000	5,426,028
3.45%, 4/30/2021	5,335,000	5,311,664
Credit Acceptance Corp., 7.38%, 3/15/2023	60,000	61,950
Enova International, Inc., 8.50%, 9/1/2024 (b)	40,000	37,600
Navient Corp., 8.00%, 3/25/2020	65,000	67,844
Springleaf Finance Corp., 8.25%, 12/15/2020	190,000	203,300
SquareTwo Financial Corp., 0.00%, 5/24/2019 (g)(m)	132,417	11,772

		16,330,182

Containers & Packaging 0.5%
International Paper Co., 5.00%, 9/15/2035	5,400,000	5,273,071
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/2022 (b)	75,000	74,062

		5,347,133

Distributors 0.0%†
American Builders & Contractors Supply Co., Inc., 5.88%, 5/15/2026 (b)	500,000	485,000

Diversified Consumer Services 0.4%
Princeton University, 4.95%, 3/1/2019	3,446,000	3,467,524
Service Corp. International, 5.38%, 5/15/2024	1,099,000	1,111,364

		4,578,888

42

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services 1.3%
Block Financial LLC,
4.13%, 10/1/2020	$2,385,000	$2,402,545
5.25%, 10/1/2025	7,300,000	7,309,969
Jefferies Finance LLC, 7.25%, 8/15/2024 (b)	3,950,000	3,861,125
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/2018	1,134,000	1,134,000
VFH Parent LLC, 6.75%, 6/15/2022 (b)	65,000	66,300

		14,773,939

Diversified Telecommunication Services 1.2%
Altice France SA, 7.38%, 5/1/2026 (b)	400,000	382,876
CCO Holdings LLC,
5.13%, 2/15/2023	1,350,000	1,343,250
5.88%, 4/1/2024 (b)	200,000	201,750
5.75%, 2/15/2026 (b)	50,000	49,500
5.50%, 5/1/2026 (b)	220,000	214,500
5.13%, 5/1/2027 (b)	5,000	4,706
5.00%, 2/1/2028 (b)	75,000	69,891
Level 3 Financing, Inc.,
5.38%, 5/1/2025	75,000	73,219
5.25%, 3/15/2026	125,000	120,000
Sprint Capital Corp., 8.75%, 3/15/2032	50,000	54,625
Verizon Communications, Inc.,
(ICE LIBOR USD 3 Month + 0.55%), 2.86%, 5/22/2020 (e)	12,000,000	12,055,008

		14,569,325

Electrical Equipment 0.4%
Emerson Electric Co., 4.88%, 10/15/2019	4,933,000	5,013,704

Electronic Equipment, Instruments & Components 1.0%
CDW LLC, 5.50%, 12/1/2024	75,000	75,750
Corning, Inc., 7.25%, 8/15/2036	9,932,000	11,185,630

		11,261,380

Energy Equipment & Services 0.3%
Bristow Group, Inc., 8.75%, 3/1/2023 (b)(h)	3,500,000	3,298,750
Transocean Phoenix 2 Ltd., 7.75%, 10/15/2024 (b)	48,000	49,620
Transocean, Inc., 9.00%, 7/15/2023 (b)	125,000	131,094
Weatherford International Ltd.,
7.75%, 6/15/2021	75,000	62,250
9.88%, 2/15/2024	85,000	66,300

		3,608,014

Entertainment 0.0%†
Netflix, Inc.,
5.88%, 2/15/2025	70,000	71,144
4.38%, 11/15/2026	50,000	45,938

		117,082

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) 0.1%
Equinix, Inc.,
5.38%, 4/1/2023	$60,000	$60,900
5.38%, 5/15/2027	85,000	84,150
MGM Growth Properties Operating Partnership LP, 4.50%, 9/1/2026	70,000	63,350
VEREIT Operating Partnership LP, 4.88%, 6/1/2026	30,000	29,963
Vornado Realty LP, 3.50%, 1/15/2025	1,000,000	953,393

		1,191,756

Food & Staples Retailing 1.0%
Sysco Corp.,
3.55%, 3/15/2025	2,600,000	2,534,896
4.85%, 10/1/2045	3,000,000	2,954,773
4.45%, 3/15/2048	7,000,000	6,527,436

		12,017,105

Food Products 0.0%†
Dean Foods Co., 6.50%, 3/15/2023 (b)	60,000	55,275
JBS USA LUX SA, 7.25%, 6/1/2021 (b)	225,000	227,531
Post Holdings, Inc., 5.50%, 3/1/2025 (b)	85,000	82,238

		365,044

Gas Utilities 0.0%†
AmeriGas Partners LP, 5.75%, 5/20/2027	75,000	69,562

Health Care Equipment & Supplies 0.0%†
DJO Finance LLC, 8.13%, 6/15/2021 (b)	65,000	65,435
Hill-Rom Holdings, Inc., 5.75%, 9/1/2023 (b)	75,000	75,844

		141,279

Health Care Providers & Services 0.9%
Anthem, Inc., 5.10%, 1/15/2044	4,680,000	4,696,002
Centene Corp., 4.75%, 1/15/2025	60,000	59,262
DaVita, Inc.,
5.13%, 7/15/2024	60,000	57,300
5.00%, 5/1/2025	75,000	70,875
HCA, Inc.,
7.50%, 2/15/2022	200,000	217,000
5.88%, 3/15/2022	2,500,000	2,615,625
5.00%, 3/15/2024	50,000	50,594
5.38%, 2/1/2025	115,000	115,719
5.25%, 6/15/2026	125,000	127,187
Molina Healthcare, Inc., 4.88%, 6/15/2025 (b)	60,000	57,300
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (b)	85,000	86,345

43

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/2023 (b)	$2,000,000	$2,112,500
WellCare Health Plans, Inc., 5.25%, 4/1/2025	60,000	59,850

		10,325,559

Hotels, Restaurants & Leisure 1.3%
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (b)	75,000	69,797
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	65,000	62,419
Hilton Grand Vacations Borrower LLC, 6.13%, 12/1/2024	75,000	75,750
Hyatt Hotels Corp., 4.38%, 9/15/2028	3,500,000	3,380,152
International Game Technology plc,
6.50%, 2/15/2025 (b)	200,000	202,500
Jack Ohio Finance LLC, 6.75%, 11/15/2021 (b)	80,000	82,100
Jacobs Entertainment, Inc., 7.88%, 2/1/2024 (b)	65,000	68,494
McDonald’s Corp., 4.60%, 5/26/2045	3,000,000	2,866,709
4.88%, 12/9/2045	5,000,000	5,001,694
MGM Resorts International, 6.00%, 3/15/2023	100,000	101,500
Nathan’s Famous, Inc., 6.63%, 11/1/2025 (b)	1,500,000	1,481,250
NCL Corp. Ltd., 4.75%, 12/15/2021 (b)	57,000	56,929
Penn National Gaming, Inc., 5.63%, 1/15/2027 (b)	60,000	55,800
Royal Caribbean Cruises Ltd., 7.50%, 10/15/2027	1,973,000	2,309,279
Viking Cruises Ltd., 5.88%, 9/15/2027 (b)	75,000	71,063

		15,885,436

Household Durables 0.5%
Lennar Corp.,
5.25%, 6/1/2026	50,000	47,753
4.75%, 11/29/2027	60,000	56,100
M/I Homes, Inc., 5.63%, 8/1/2025	75,000	69,000
NVR, Inc., 3.95%, 9/15/2022	1,994,000	1,980,864
PulteGroup, Inc., 5.50%, 3/1/2026	4,260,000	4,174,800
Shea Homes LP,
5.88%, 4/1/2023 (b)	45,000	42,525
6.13%, 4/1/2025 (b)	10,000	9,250

		6,380,292

Household Products 0.3%
Central Garden & Pet Co., 6.13%, 11/15/2023	3,694,000	3,758,645

Corporate Bonds (continued)

	Principal Amount	Value

Independent Power and Renewable Electricity Producers 0.1%
NRG Energy, Inc., 7.25%, 5/15/2026	$125,000	$132,812
Talen Energy Supply LLC, 10.50%, 1/15/2026 (b)	50,000	43,875
Vistra Energy Corp.,
7.38%, 11/1/2022	140,000	145,250
8.00%, 1/15/2025 (b)	125,000	133,125
8.13%, 1/30/2026 (b)	100,000	108,250

		563,312

Industrial Conglomerates 1.1%
General Electric Co.,
(ICE LIBOR USD 3 Month + 1.00%), 3.33%, 3/15/2023 (e)	12,000,000	11,859,120
Ingersoll-Rand Global Holding Co. Ltd., 4.30%, 2/21/2048	1,000,000	915,570

		12,774,690

Insurance 3.1%
Acrisure LLC, 7.00%, 11/15/2025 (b)	70,000	62,475
Alterra Finance LLC, 6.25%, 9/30/2020	5,000,000	5,228,960
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024 (h)	3,625,000	3,763,124
Brighthouse Financial, Inc., 3.70%, 6/22/2027	3,000,000	2,581,535
Markel Corp.,
3.63%, 3/30/2023	3,600,000	3,519,775
5.00%, 3/30/2043	1,480,000	1,430,676
4.30%, 11/1/2047	5,951,000	5,201,040
Navigators Group, Inc. (The), 5.75%, 10/15/2023	5,000,000	5,185,352
RenRe North America Holdings, Inc., 5.75%, 3/15/2020	2,350,000	2,417,388
Sompo International Holdings Ltd., 4.70%, 10/15/2022	4,052,000	4,090,559
Torchmark Corp., 7.88%, 5/15/2023	2,975,000	3,432,162

		36,913,046

Interactive Media & Services 0.1%
Tencent Holdings Ltd., 3.60%, 1/19/2028 (b)	1,000,000	917,338

Internet & Direct Marketing Retail 1.3%
eBay, Inc., 3.60%, 6/5/2027	12,425,000	11,474,314
Expedia Group, Inc., 4.50%, 8/15/2024	3,750,000	3,695,724

		15,170,038

IT Services 0.0%†
Booz Allen Hamilton, Inc., 5.13%, 5/1/2025 (b)	65,000	63,456
First Data Corp., 7.00%, 12/1/2023 (b)	180,000	186,660

44

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

IT Services (continued)
Zayo Group LLC, 5.75%, 1/15/2027(b)	$160,000	$156,832

		406,948

Machinery 0.9%
BCD Acquisition, Inc., 9.63%, 9/15/2023 (b)	6,200,000	6,541,000
BlueLine Rental Finance Corp., 9.25%, 3/15/2024 (b)	60,000	62,625
Cloud Crane LLC, 10.13%, 8/1/2024 (b)	160,000	172,400
Meritor, Inc., 6.25%, 2/15/2024	1,890,000	1,861,650
SPX FLOW, Inc., 5.63%, 8/15/2024 (b)	125,000	121,250
Tennant Co., 5.63%, 5/1/2025	60,000	59,700
Terex Corp., 5.63%, 2/1/2025 (b)	85,000	80,856
Wabtec Corp.,
(ICE LIBOR USD 3 Month + 1.05%), 3.38%, 9/15/2021 (e)	2,000,000	2,003,389

		10,902,870

Media 1.0%
Cablevision Systems Corp., 5.88%, 9/15/2022	75,000	75,375
CBS Radio, Inc., 7.25%, 11/1/2024 (b)(h)	125,000	117,656
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/2022	75,000	75,281
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	4,050,000	4,891,807
Comcast Cable Holdings LLC, 9.88%, 6/15/2022	1,165,000	1,387,987
Omnicom Group, Inc., 3.60%, 4/15/2026	5,416,000	5,083,941
Sirius XM Radio, Inc.,
5.38%, 4/15/2025 (b)	125,000	123,828
5.38%, 7/15/2026 (b)	75,000	73,313
5.00%, 8/1/2027 (b)	35,000	32,889
TEGNA, Inc., 6.38%, 10/15/2023	120,000	122,700
Unitymedia Hessen GmbH & Co. KG, 5.00%, 1/15/2025 (b)	200,000	201,932

		12,186,709

Metals & Mining 0.0%†
Alcoa Nederland Holding BV, 6.75%, 9/30/2024 (b)	20,000	21,000
Northwest Acquisitions ULC, 7.13%, 11/1/2022 (b)	35,000	35,240
Teck Resources Ltd., 6.25%, 7/15/2041	120,000	119,700

		175,940

Corporate Bonds (continued)

	Principal Amount	Value

Multiline Retail 0.6%
Dillard’s, Inc., 7.75%, 7/15/2026	$1,845,000	$2,011,955
Macy’s Retail Holdings, Inc., 6.38%, 3/15/2037	5,380,000	5,150,207

		7,162,162

Multi-Utilities 0.7%
Berkshire Hathaway Energy Co., 3.80%, 7/15/2048	5,000,000	4,330,883
Dominion Energy, Inc., Series B, 2.75%, 1/15/2022	4,200,000	4,081,003

		8,411,886

Oil, Gas & Consumable Fuels 7.3%
Boardwalk Pipelines LP, 4.95%, 12/15/2024	4,500,000	4,542,366
Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/2025	130,000	133,900
Cheniere Energy Partners LP, 5.63%, 10/1/2026 (b)	1,000,000	985,000
CITGO Petroleum Corp., 6.25%, 8/15/2022 (b)	4,000,000	3,940,000
Crestwood Midstream Partners LP, 5.75%, 4/1/2025	75,000	74,813
DCP Midstream Operating LP, 6.75%, 9/15/2037 (b)	25,000	26,000
Delek Logistics Partners LP, 6.75%, 5/15/2025	65,000	64,350
Energy Transfer LP, 5.50%, 6/1/2027	70,000	71,159
Eni SpA, Series X-R, 4.00%, 9/12/2023 (b)	5,000,000	4,893,601
Enterprise Products Operating LLC, 3.75%, 2/15/2025	6,250,000	6,124,624
Enviva Partners LP, 8.50%, 11/1/2021	10,650,000	10,942,875
EP Energy LLC, 8.00%, 11/29/2024 (b)	50,000	48,250
Genesis Energy LP, 5.63%, 6/15/2024	130,000	117,650
Hess Infrastructure Partners LP, 5.63%, 2/15/2026 (b)	60,000	60,150
HollyFrontier Corp., 5.88%, 4/1/2026	11,300,000	11,803,262
NGPL PipeCo LLC, 4.88%, 8/15/2027 (b)	70,000	67,375
ONEOK Partners LP, 6.85%, 10/15/2037	3,793,000	4,291,866
Parsley Energy LLC,
6.25%, 6/1/2024 (b)	2,525,000	2,594,437
5.38%, 1/15/2025 (b)	35,000	34,300
5.63%, 10/15/2027 (b)	35,000	34,502
PBF Holding Co. LLC,
7.00%, 11/15/2023	5,390,000	5,572,721
7.25%, 6/15/2025	3,000,000	3,090,000
PBF Logistics LP, 6.88%, 5/15/2023	35,000	35,613
Phillips 66, 4.88%, 11/15/2044	2,000,000	1,940,640

45

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co., 6.20%, 1/23/2025	$100,000	$97,250
Summit Midstream Holdings LLC, 5.50%, 8/15/2022	80,000	79,200
Sunoco Logistics Partners Operations LP, 5.35%, 5/15/2045	4,500,000	4,042,414
Tallgrass Energy Partners LP, 5.50%, 1/15/2028 (b)	65,000	64,256
Targa Resources Partners LP,
5.13%, 2/1/2025	90,000	87,525
5.00%, 1/15/2028	80,000	75,800
Tengizchevroil Finance Co. International Ltd., 4.00%, 8/15/2026 (b)	3,000,000	2,792,970
Texas Eastern Transmission LP, 4.15%, 1/15/2048 (b)	1,750,000	1,520,455
TransCanada PipeLines Ltd., 6.20%, 10/15/2037	8,735,000	9,730,930
Valero Energy Corp., 8.75%, 6/15/2030	2,500,000	3,271,144
7.50%, 4/15/2032	2,641,000	3,235,806
Whiting Petroleum Corp., 5.75%, 3/15/2021	80,000	80,500

		86,567,704

Paper & Forest Products 0.5%
Boise Cascade Co., 5.63%, 9/1/2024 (b)	75,000	73,687
Louisiana-Pacific Corp., 4.88%, 9/15/2024	6,200,000	6,029,500

		6,103,187

Pharmaceuticals 1.0%
Bausch Health Cos., Inc.,
6.50%, 3/15/2022 (b)	60,000	62,100
5.88%, 5/15/2023 (b)	120,000	114,450
7.00%, 3/15/2024 (b)	125,000	130,899
5.50%, 11/1/2025 (b)	25,000	24,500
Elanco Animal Health, Inc., 4.90%, 8/28/2028 (b)	1,000,000	987,884
Merck & Co., Inc., 3.88%, 1/15/2021	5,921,000	6,001,301
Pfizer, Inc., 3.60%, 9/15/2028	3,070,000	2,993,878
Wyeth LLC, 6.45%, 2/1/2024	1,000,000	1,135,243

		11,450,255

Professional Services 0.5%
FTI Consulting, Inc., 6.00%, 11/15/2022	5,350,000	5,460,210
Jaguar Holding Co. II, 6.38%, 8/1/2023 (b)	50,000	49,985

		5,510,195

Real Estate Management & Development 0.7%
Hunt Cos., Inc., 6.25%, 2/15/2026 (b)	7,000,000	6,457,500

Corporate Bonds (continued)

	Principal Amount	Value

Real Estate Management & Development (continued)
WeWork Cos., Inc., 7.88%, 5/1/2025 (b)(h)	$2,000,000	$1,835,000

		8,292,500

Road & Rail 1.1%
Burlington Northern Santa Fe LLC, 4.90%, 4/1/2044	3,000,000	3,130,543
Kansas City Southern, 4.70%, 5/1/2048	2,500,000	2,413,631
SMBC Aviation Capital Finance DAC, 3.00%, 7/15/2022 (b)	7,500,000	7,199,565

		12,743,739

Semiconductors & Semiconductor Equipment 0.5%
Broadcom Corp., 3.50%, 1/15/2028	7,100,000	6,249,551

Software 0.3%
Change Healthcare Holdings LLC, 5.75%, 3/1/2025 (b)	70,000	68,425
Citrix Systems, Inc., 4.50%, 12/1/2027	4,000,000	3,791,393

		3,859,818

Specialty Retail 2.2%
Advance Auto Parts, Inc., 4.50%, 12/1/2023	4,085,000	4,157,892
Best Buy Co., Inc., 4.45%, 10/1/2028	2,250,000	2,162,097
Foot Locker, Inc., 8.50%, 1/15/2022	6,765,000	7,610,625
L Brands, Inc.,
6.69%, 1/15/2027	1,800,000	1,692,000
6.95%, 3/1/2033	5,800,000	4,570,400
Party City Holdings, Inc., 6.13%, 8/15/2023 (b)	60,000	59,850
Rent-A-Center, Inc., 6.63%, 11/15/2020	6,015,000	5,939,812

		26,192,676

Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc., 2.85%, 5/11/2024	4,501,000	4,319,615
Dell International LLC, 7.13%, 6/15/2024 (b)	100,000	105,831
6.02%, 6/15/2026 (b)	75,000	77,719
8.10%, 7/15/2036 (b)	5,941,000	6,705,417
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025 (f)	3,250,000	3,305,128
NCR Corp., 6.38%, 12/15/2023	125,000	124,688
Seagate HDD Cayman, 4.25%, 3/1/2022	3,000,000	2,879,715
Xerox Corp., 3.63%, 3/15/2023	2,000,000	1,831,569

		19,349,682

46

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Textiles, Apparel & Luxury Goods 1.0%
Michael Kors USA, Inc., 4.00%, 11/1/2024 (b)	$7,000,000	$6,660,534
Tapestry, Inc., 4.13%, 7/15/2027	5,820,000	5,446,758

		12,107,292

Thrifts & Mortgage Finance 0.0%†
Ladder Capital Finance Holdings LLLP, 5.25%, 10/1/2025 (b)	115,000	106,375
Provident Funding Associates LP, 6.38%, 6/15/2025 (b)	155,000	152,675
Quicken Loans, Inc., 5.75%, 5/1/202 5 (b)	130,000	125,288

		384,338

Tobacco 0.8%
Altria Group, Inc., 4.50%, 5/2/2043	5,735,000	5,233,750
Vector Group Ltd., 6.13%, 2/1/2025 (b)	5,000,000	4,550,000

		9,783,750

Trading Companies & Distributors 1.5%
Air Lease Corp., 3.25%, 3/1/2025	7,200,000	6,682,716
Aircastle Ltd., 4.40%, 9/25/2023	3,000,000	2,976,623
Beacon Roofing Supply, Inc., 6.38%, 10/1/2023	60,000	60,600
4.88%, 11/1/2025 (b)	2,000,000	1,795,000
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/2022 (b)	4,000,000	4,090,000
United Rentals North America, Inc., 4.63%, 7/15/2023	2,000,000	1,982,500

		17,587,439

Wireless Telecommunication Services 0.5%
Crown Castle Towers LLC, 4.24%, 7/15/2028 (b)	5,000,000	4,995,150
Sprint Corp.,
7.25%, 9/15/2021	75,000	78,375
7.88%, 9/15/2023	250,000	266,875
7.63%, 2/15/2025	125,000	129,844

		5,470,244

Total Corporate Bonds (cost $685,577,315)		660,473,891

Mortgage-Backed Securities 17.9%

FHLMC Gold Pool
Pool# J14732 4.00%, 3/1/2026	36	37
Pool# C91768 3.50%, 7/1/2034	6,356,022	6,312,645
Pool# G30692 3.50%, 8/1/2034	7,547,089	7,495,730

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G30782 3.50%, 2/1/2035	$2,375,628	$2,352,074
Pool# C91846 3.00%, 9/1/2035	2,233,917	2,166,698
Pool# C91859 3.50%, 12/1/2035	2,375,190	2,351,662
Pool# C91868 3.50%, 4/1/2036	5,785,938	5,728,617
Pool# A95406 4.00%, 12/1/2040	1,152,642	1,163,002
Pool# Q06025 4.00%, 2/1/2042	1,576,737	1,590,943
Pool# Q10392 3.50%, 8/1/2042	3,452,563	3,391,510
Pool# G08541 3.50%, 8/1/2043	5,021,568	4,930,694
Pool# G08554 3.50%, 10/1/2043	2,874,396	2,822,112
Pool# G08588 4.00%, 5/1/2044	2,553,460	2,561,449
Pool# C09071 4.00%, 2/1/2045	4,562,879	4,576,655
Pool# G08702 3.50%, 4/1/2046	14,179,202	13,850,391
Pool# G08721 3.00%, 9/1/2046	8,390,272	7,948,727
Pool# G08726 3.00%, 10/1/2046	12,299,613	11,652,336
Pool# Q46283 4.00%, 2/1/2047	8,035,985	8,041,296
Pool# G08758 4.00%, 4/1/2047	12,303,099	12,321,602
FNMA Pool
Pool# MA0848 3.50%, 9/1/2026	4,339,451	4,337,896
Pool# AL4235 3.50%, 1/1/2027	5,208,269	5,206,385
Pool# AL4180 3.50%, 9/1/2028	2,513,840	2,512,927
Pool# MA2124 3.00%, 12/1/2029	1,231,300	1,212,733
Pool# AL6591 3.00%, 9/1/2033	5,695,445	5,535,886
Pool# MA1608 3.50%, 10/1/2033	7,247,710	7,197,925
Pool# MA2610 3.00%, 5/1/2036	9,606,168	9,262,398
Pool# AE0311 3.50%, 8/1/2040	6,005,567	5,887,252
Pool# AB1845 4.00%, 11/1/2040	6,491,531	6,540,658
Pool# AH0315 4.00%, 12/1/2040	9,019,710	9,088,169
Pool# AJ9278 3.50%, 12/1/2041	6,461,850	6,347,268
Pool# AW8165 4.00%, 1/1/2042	4,768,498	4,804,656
Pool# AJ8414 4.00%, 2/1/2042	3,596,621	3,623,948

47

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AB4696 4.00%, 3/1/2042	$2,225,568	$2,242,478
Pool# AP8288 3.00%, 9/1/2042	5,875,928	5,613,692
Pool# AU2592 3.50%, 8/1/2043	3,492,447	3,430,532
Pool# AX4312 3.50%, 2/1/2045	3,379,582	3,303,991
Pool# AZ7353 3.50%, 11/1/2045	5,370,799	5,250,583
Pool# AS6408 3.50%, 1/1/2046	8,260,968	8,076,059
Pool# AL8289 2.41%, 4/1/2046 (a)	11,662,041	11,637,494

Total Mortgage-Backed Securities (cost $221,772,129)		212,371,110

U.S. Treasury Obligations 21.6%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2022 (i)	11,000,000	11,023,155
0.38%, 7/15/2027 (i)	5,000,000	4,850,726
U.S. Treasury Notes
1.63%, 6/30/2019	10,000,000	9,936,719
1.75%, 11/30/2019	10,000,000	9,894,531
1.63%, 3/15/2020	8,885,000	8,744,089
1.50%, 5/31/2020	13,965,000	13,675,881
2.63%, 8/15/2020	10,000,000	9,955,859
1.38%, 8/31/2020	17,500,000	17,033,789
2.25%, 2/15/2021	2,000,000	1,971,172
2.00%, 8/31/2021	20,000,000	19,497,656
2.00%, 12/31/2021	26,620,000	25,862,994
2.00%, 10/31/2022	3,750,000	3,613,184
2.13%, 12/31/2022	10,125,000	9,786,445
1.75%, 5/15/2023	9,000,000	8,531,719
2.75%, 5/31/2023	9,325,000	9,235,757
2.38%, 8/15/2024	13,975,000	13,483,145
2.75%, 2/28/2025	7,825,000	7,687,757
3.00%, 9/30/2025	24,725,000	24,608,136
2.38%, 5/15/2027	5,000,000	4,719,336
2.88%, 5/15/2028	43,640,000	42,641,052

Total U.S. Treasury Obligations (cost $260,174,589)		256,753,102

Preferred Stocks 0.7%

	Shares

Consumer Finance 0.0%†
SquareTwo Financial Corp., 0.00%, *(g)(j)(k)(l)(m)	355	0

Preferred Stocks (continued)

	Shares	Value

Insurance 0.3%
Maiden Holdings North America Ltd., 7.75%, 12/1/2043 (h)(k)	126,000	$2,559,060
PartnerRe Ltd., 7.25%, 4/29/2021 (k)	31,383	843,575

		3,402,635

Mortgage Real Estate Investment Trusts (REITs) 0.4%
Two Harbors Investment Corp., (ICE LIBOR USD 3 Month + 5.35%), 7.63%, 7/27/2027 (e)(k)	180,000	4,442,400

Thrifts & Mortgage Finance 0.0%†
FHLMC, (ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.38%, 12/31/2022 *(e)(k)	35,000	209,300

Total Preferred Stocks (cost $9,343,924)		8,054,335

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (n)(o)	1,011,159	1,011,159

Total Short-Term Investment (cost $1,011,159)		1,011,159

Repurchase Agreement 0.7%

	Principal Amount

BNP Paribas Securities Corp. 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $8,440,339, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $8,611,185. (o)(p)	$8,439,825	8,439,825

Total Repurchase Agreement (cost $8,439,825)		8,439,825

Total Investments (cost $1,211,616,919) — 98.7%		1,171,748,284

Other assets in excess of liabilities — 1.3%		15,247,832

NET ASSETS — 100.0%		$1,186,996,116

*	Denotes a non-income producing security.

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2018.

48

Statement of Investments (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund (Continued)

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $135,547,130 which represents 11.42% of net assets.

(c)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the blend rate.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(f)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2018.

(g)	Fair valued security.

(h)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $9,017,094, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $1,011,159 and $8,439,825, respectively, a total value of $9,450,984.

(i)	Principal amounts are not adjusted for inflation.

(j)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(k)

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2018.

(l)	Value determined using significant unobservable inputs.

(m)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.

(n)	Represents 7-day effective yield as of October 31, 2018.

(o)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $9,450,984.

(p)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.
FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

LIBID	London Interbank Bid Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

49

Statement of Assets and Liabilities

October 31, 2018

Nationwide Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,203,177,094)	$1,163,308,459
Repurchase agreement, at value (cost $8,439,825)	8,439,825
Cash	7,581,370
Interest receivable	10,725,784
Security lending income receivable	1,655
Receivable for investments sold	7,969,537
Receivable for capital shares issued	396,560
Reclaims receivable	488
Prepaid expenses	23,171

Total Assets	1,198,446,849

Liabilities:
Distributions payable	23,938
Payable for capital shares redeemed	1,388,908
Payable upon return of securities loaned (Note 2)	9,450,984
Accrued expenses and other payables:
Investment advisory fees	427,582
Fund administration fees	55,416
Distribution fees	4,354
Administrative servicing fees	13,889
Accounting and transfer agent fees	7,065
Trustee fees	3,853
Custodian fees	8,586
Compliance program costs (Note 3)	783
Professional fees	39,488
Printing fees	9,685
Other	16,202

Total Liabilities	11,450,733

Net Assets	$1,186,996,116

Represented by:
Capital	$1,251,686,149
Total distributable earnings (loss)	(64,690,033)

Net Assets	$1,186,996,116

Net Assets:
Class A Shares	$20,176,256
Class R6 Shares	1,149,050,660
Institutional Service Class Shares	17,769,200

Total	$1,186,996,116

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,071,656
Class R6 Shares	117,911,104
Institutional Service Class Shares	1,822,739

Total	121,805,499

50

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Core Plus Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.74
Class R6 Shares	$9.75
Institutional Service Class Shares	$9.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.17

Maximum Sales Charge:
Class A Shares	4.25%

*	Includes value of securities on loan of $9,017,094 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

51

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$44,112,507
Dividend income	803,148
Income from securities lending (Note 2)	217,869
Foreign tax withholding	(488)

Total Income	45,133,036

EXPENSES:
Investment advisory fees	5,240,647
Fund administration fees	377,941
Distribution fees Class A	52,123
Administrative servicing fees Class A	25,285
Administrative servicing fees Institutional Service Class	18,791
Registration and filing fees	76,665
Professional fees	96,161
Printing fees	27,061
Trustee fees	36,625
Custodian fees	45,893
Accounting and transfer agent fees	24,914
Compliance program costs (Note 3)	4,877
Other	27,040

Total expenses before fees waived	6,054,023

Investment advisory fees waived (Note 3)	(44,381)

Net Expenses	6,009,642

NET INVESTMENT INCOME	39,123,394

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(13,046,204)
Net change in unrealized appreciation/depreciation in the value of investment securities†	(47,079,063)

Net realized/unrealized losses	(60,125,267)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,001,873)

†	Includes unrealized appreciation of $392,182 from merger (Note 10).

The accompanying notes are an integral part of these financial statements.

52

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$39,123,394	$33,613,423
Net realized losses	(13,046,204)	(4,698,781)
Net change in unrealized appreciation/depreciation	(47,079,063)	(2,305,371)

Change in net assets resulting from operations	(21,001,873)	26,609,271

Distributions to Shareholders From:
Distributable earnings:
Class A	(622,784)	(136,796	)(a)
Class R6 (b)	(39,418,897)	(37,070,926	)(a)
Institutional Service Class	(520,467)	(255,024	)(a)

Change in net assets from shareholder distributions	(40,562,148)	(37,462,746)

Change in net assets from capital transactions	37,527,963	174,761,026

Change in net assets	(24,036,058)	163,907,551

Net Assets:
Beginning of year	1,211,032,174	1,047,124,623

End of year	$1,186,996,116	$1,211,032,174	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,487,184	$1,808,848
Proceeds from shares issued from merger (Note 10)	20,590,932	–
Dividends reinvested	602,126	133,902
Cost of shares redeemed	(7,265,749)	(1,458,881)

Total Class A Shares	16,414,493	483,869

Class R6 Shares (b)
Proceeds from shares issued	61,641,165	204,798,881
Proceeds from shares issued from merger (Note 10)	3,865,760	–
Dividends reinvested	39,190,332	36,848,653
Cost of shares redeemed	(89,172,614)	(73,749,282)

Total Class R6 Shares	15,524,643	167,898,252

Institutional Service Class Shares
Proceeds from shares issued	18,180,846	9,765,389
Proceeds from shares issued from merger (Note 10)	536,380	–
Dividends reinvested	492,124	242,385
Cost of shares redeemed	(13,620,523)	(3,628,869)

Total Institutional Service Class Shares	5,588,827	6,378,905

Change in net assets from capital transactions	$37,527,963	$174,761,026

53

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	247,726	177,096
Issued in merger (Note 10)	2,014,341	–
Reinvested	60,435	13,121
Redeemed	(725,951)	(142,957)

Total Class A Shares	1,596,551	47,260

Class R6 Shares (b)
Issued	6,152,678	20,053,938
Issued in merger (Note 10)	377,939	–
Reinvested	3,926,794	3,606,404
Redeemed	(8,943,652)	(7,208,315)

Total Class R6 Shares	1,513,759	16,452,027

Institutional Service Class Shares
Issued	1,818,413	954,222
Issued in merger (Note 10)	52,421	–
Reinvested	49,326	23,709
Redeemed	(1,367,289)	(356,344)

Total Institutional Service Class Shares	552,871	621,587

Total change in shares	3,663,181	17,120,874

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $129,787, $35,493,669 and $244,233 for Class A, Class R6 and Institutional Service Class, respectively and net realized gains of $7,009, $1,577,257 and $10,791 for Class A, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income at end of year of $258,272.

The accompanying notes are an integral part of these financial statements.

54

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.24	0.29	(0.49)	(0.20)	(0.30)	–	(0.30)	$9.74	(2.01%	)	$20,176,256	0.86%	2.86%	0.86%	77.41%
Year Ended October 31, 2017	$10.36	0.27	(0.08)	0.19	(0.29)	(0.02)	(0.31)	$10.24	1.80%		$4,867,137	0.86%	2.60%	0.86%	90.67%
Year Ended October 31, 2016	$10.19	0.27	0.20	0.47	(0.30)	–	(0.30)	$10.36	4.67%		$4,432,115	0.86%	2.60%	0.86%	91.19%
Year Ended October 31, 2015	$10.28	0.25	(0.05)	0.20	(0.28)	(0.01)	(0.29)	$10.19	1.95%		$2,686,422	0.81%	2.41%	0.81%	77.82%
Year Ended October 31, 2014	$10.22	0.25	0.09	0.34	(0.26)	(0.02)	(0.28)	$10.28	3.34%		$976,028	0.79%	2.40%	0.79%	67.11%

Class R6 Shares (g)
Year Ended October 31, 2018	$10.25	0.32	(0.49)	(0.17)	(0.33)	–	(0.33)	$9.75	(1.65%	)	$1,149,050,660	0.49%	3.22%	0.49%	77.41%
Year Ended October 31, 2017	$10.37	0.30	(0.08)	0.22	(0.32)	(0.02)	(0.34)	$10.25	2.18%		$1,193,143,756	0.49%	2.96%	0.49%	90.67%
Year Ended October 31, 2016	$10.20	0.30	0.21	0.51	(0.34)	–	(0.34)	$10.37	5.05%		$1,035,970,447	0.49%	2.96%	0.49%	91.19%
Year Ended October 31, 2015	$10.29	0.28	(0.05)	0.23	(0.31)	(0.01)	(0.32)	$10.20	2.27%		$983,126,370	0.49%	2.73%	0.49%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.10	0.38	(0.29)	(0.02)	(0.31)	$10.29	3.78%		$785,198,157	0.51%	2.69%	0.51%	67.11%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.25	0.31	(0.49)	(0.18)	(0.32)	–	(0.32)	$9.75	(1.76%	)	$17,769,200	0.60%	3.09%	0.60%	77.41%
Year Ended October 31, 2017	$10.37	0.29	(0.08)	0.21	(0.31)	(0.02)	(0.33)	$10.25	2.07%		$13,021,281	0.59%	2.83%	0.59%	90.67%
Year Ended October 31, 2016	$10.20	0.29	0.21	0.50	(0.33)	–	(0.33)	$10.37	4.95%		$6,722,061	0.59%	2.85%	0.59%	91.19%
Year Ended October 31, 2015	$10.28	0.27	(0.03)	0.24	(0.31)	(0.01)	(0.32)	$10.20	2.32%		$1,457,231	0.55%	2.67%	0.55%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.09	0.37	(0.29)	(0.02)	(0.31)	$10.28	3.67%		$192,588	0.52%	2.70%	0.52%	67.11%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

55

Fund Commentary	Nationwide Government Money Market Fund

For the annual period ended October 31, 2018, the Nationwide Government Money Market Fund (Investor Shares) returned 1.13% versus 1.22% for its benchmark, the iMoneyNet Money Fund AverageTM Government All. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The reporting period was characterized by a continuation of rising short-term interest rates and a notable increase in the supply of Treasury securities.

The U.S. economy continued to expand during the reporting period, featuring gross domestic product (“GDP”) growth of just over 2% over the first half of the period, capped off by a robust 4.2% and 3.5% pace of growth in the second and third quarters of 2018, respectively. Most inflation measures moved near or at the Federal Reserve’s 2% target during the reporting period, with the year-over-year change in the price index for core personal consumption expenditures increasing from 1.7% at the end of October 2017 to 2.0% at the end of September 2018, the latest available data release. The strong U.S. economic environment coupled with evidence of increasing price pressures kept the Fed on a tightening path. The Fed raised the federal funds target rate range on four occasions over the reporting period — at the December 2017 Federal Open Market Committee (FOMC) meeting, and at the March, June and September FOMC meetings in 2018. These policy actions brought the target rate range a full 1% higher, from 1% to 1.25% at the beginning of the reporting period to 2% to 2.25% at the end of October 2018. At the end of the reporting period, market expectations were for one additional policy tightening in 2018, and two to three moves in 2019. In addition to this traditional implementation of monetary policy, the Fed continued the process of gradually reducing the size of its balance sheet by limiting its reinvestments of maturing Treasury securities and prepayments on agency mortgage-backed securities (MBS). Left with large holdings of Treasury and U.S. government agency MBS as a result of stimulus provided during the financial crisis of 2007–2008, the Fed reduced reinvestments subject to a series of increasing caps, moving from a reduction in reinvestments of $10 billion per month in October 2017 to a reduction in reinvestments of up to $50 billion per month in October 2018, the maximum amount designated by the Fed. Finally, some notable changes to the composition of the Fed occurred during the reporting period, namely the departure of Janet Yellen as Fed Chair and the retirement of William C. Dudley as president and chief executive officer of the Federal Reserve Bank of New York, with Jerome Powell becoming Fed Chair in January 2018, John Williams stepping into Dudley’s vacated position in June, and Richard Clarida sworn in as U.S. Federal Reserve Vice Chair in September.

Congress and President Trump reached a two-year agreement on the budget in February 2018, which came with a suspension of the debt ceiling until March 2019. This debt ceiling suspension allowed the Treasury Department to significantly increase its issuance of short-term Treasury bills to replenish its outstanding cash balance and to help meet the increasing fiscal needs of the federal government. Between early February and the end of March, the Treasury increased the net new Treasury bill supply by around $300 billion, which helped to raise interest rates on short-term government securities even more than would otherwise have been expected as a result of the Fed’s actions involving the federal funds target rate range. While issuance moderated after the first quarter, the large outstanding stock of Treasuries helped to keep rates elevated on direct securities and repurchase agreements collateralized by Treasuries and agencies. Toward the end of the reporting period, net new Treasury bill issuance ticked up again, in part to make room for the addition of a two-month Treasury bill to the Treasury’s weekly auction schedule. Also during the reporting period, the Federal National Mortgage Association (“Fannie Mae”) brought the first floating-rate security tied to the Secured Overnight Financing Rate (“SOFR”) in late July 2018. SOFR has been designated as an alternative to the London Interbank Offered Rate (“LIBOR”), when and if LIBOR is phased out, as proposed, by the end of 2021.

56

Fund Commentary (cont.)	Nationwide Government Money Market Fund

While the Fed raised the federal funds target rate range by 100 basis points during the 12-month reporting period, yields on Treasury securities increased by between 119 basis points for the 3-month Treasury bill — bringing the rate on that security from 1.13% to 2.32% – to 123 basis points for the 1-year Treasury bill, which rose from 1.43% to end the period at 2.66%. The increase in yield beyond what would have been expected as a result of monetary policy action reflected the favorable Treasury supply conditions.

Against the backdrop of rising short-term interest rates, we lowered the average maturity target range of the Fund from a range of 30 to 40 days at the beginning of the reporting period to a range of 25 to 35 days in early May 2018. The move to a more defensive posture was in response to improved value found in overnight or shorter-term investments as a result of more plentiful supply conditions, as well as the expectation for additional near-term action from the Fed. This target rate range remained in place through the end of the reporting period. We found value in Treasury and agency fixed-rate securities, particularly with respect to Treasury bills or agency discount notes. We also added to the Fund’s floating-rate securities with purchases of agency floating-rate notes, which comprised 30.21% of Fund assets at the end of the reporting period versus 28.2% a year earlier. The Fund’s weighted average maturity and weighted average life stood at 29 days and 96 days, respectively, at the end of October 2018, versus 38 days and 102 days a year earlier. The Fund’s shorter average maturity stance and security allocations allowed it to remain competitive with comparably invested money market funds.

The Fund does not use derivatives.

Subadviser:

Federated Investment Management Company

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund is open to all investors and although it seeks to preserve the value of investments at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Fund. The Fund may impose a fee upon sale of shares or temporarily suspend the sale of shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most recent prospectus for a more detailed description of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

57

Fund Overview	Nationwide Government Money Market Fund

Asset Allocation†

Repurchase Agreements	50.6%
U.S. Government Agency Securities	37.7%
U.S. Treasury Obligations	11.2%
Investment Companies	0.4%
Other assets in excess of liabilities	0.1%
100.0%

Top Holdings††

U.S. Treasury Bills, 2.19%, 2/7/2019	1.9%
FHLB, 2.20%, 9/9/2019	1.8%
FHLB, 2.07%, 2/4/2019	1.8%
FHLB Discount Notes, 2.24%, 1/16/2019	1.6%
FHLB Discount Notes, 2.15%, 1/25/2019	1.3%
U.S. Treasury Bills, 2.08%, 11/23/2018	1.3%
FHLB, 2.18%, 7/19/2019	1.2%
FHLB, 2.19%, 7/22/2019	1.2%
U.S. Treasury Bills, 2.20%, 2/14/2019	1.2%
FHLB Discount Notes, 2.10%, 11/30/2018	1.1%
Other Holdings*	85.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

58

Fund Performance	Nationwide Government Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2018)

	1 Yr.	5 Yr.	10 Yr.
Class R6[1]	1.21%	0.32%	0.18%
Investor[2]	1.13%	0.27%	0.16%
Service Class	0.94%	0.21%	0.12%
iMoneyNet Money Fund AverageTM Government All	0.37%	0.09%	0.28%
CPI	2.52%	1.60%	1.56%

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[2]	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

Expense Ratios

Net Expense Ratio^
Class R6	0.44%
Investor	0.59%
Service Class	0.74%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

59

Fund Performance (cont.)	Nationwide Government Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Investor Shares of the Nationwide Government Money Market Fund versus the iMoneyNet Money Fund Average™ Government All and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

60

Shareholder Expense Example	Nationwide Government Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Money Market Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class R6 Shares	Actual	(a)	1,000.00	1,007.50	2.48	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49
Investor Shares(d)	Actual	(a)	1,000.00	1,007.10	2.78	0.55
	Hypothetical	(a)(b)	1,000.00	1,022.43	2.80	0.55
Service Class Shares	Actual	(a)	1,000.00	1,006.10	3.79	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

61

Statement of Investments

October 31, 2018

Nationwide Government Money Market Fund

U.S. Government Agency Securities 37.7%

	Principal Amount	Value

FFCB
(ICE LIBOR USD 1 Month - 0.05%), 2.24%, 2/21/2019 (a)	$600,000	$599,997
(ICE LIBOR USD 1 Month + 0.15%), 2.41%, 3/1/2019 (a)	1,500,000	1,500,973
(ICE LIBOR USD 1 Month - 0.04%), 2.24%, 3/13/2019 (a)	2,000,000	1,999,985
(ICE LIBOR USD 1 Month - 0.04%), 2.24%, 3/15/2019 (a)	750,000	749,996
(ICE LIBOR USD 1 Month - 0.09%), 2.17%, 5/1/2019 (a)	3,250,000	3,249,951
(ICE LIBOR USD 1 Month - 0.09%), 2.19%, 5/15/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.03%), 2.26%, 6/24/2019 (a)	2,400,000	2,399,961
(ICE LIBOR USD 1 Month - 0.07%), 2.23%, 7/29/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.08%), 2.22%, 9/26/2019 (a)	2,750,000	2,750,000
(ICE LIBOR USD 1 Month - 0.08%), 2.20%, 11/13/2019 (a)	1,250,000	1,249,935
(ICE LIBOR USD 1 Month - 0.06%), 2.21%, 12/4/2019 (a)	2,000,000	1,999,943
(ICE LIBOR USD 1 Month - 0.08%), 2.22%, 1/27/2020 (a)	1,500,000	1,499,925
(ICE LIBOR USD 1 Month - 0.03%), 2.25%, 4/9/2020 (a)	500,000	500,000
FFCB Discount Notes, 2.64%, 8/23/2019	1,500,000	1,468,288
FHLB
(ICE LIBOR USD 1 Month - 0.09%), 2.19%, 11/9/2018 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.13%), 2.16%, 1/18/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 1 Month - 0.11%), 2.17%, 1/22/2019 (a)	3,500,000	3,499,950
(ICE LIBOR USD 1 Month - 0.04%), 2.25%, 1/23/2019 (a)	500,000	500,022
(ICE LIBOR USD 1 Month - 0.05%), 2.24%, 1/25/2019 (a)	2,400,000	2,400,000
(ICE LIBOR USD 1 Month - 0.05%), 2.21%, 2/1/2019 (a)	1,500,000	1,499,987
(ICE LIBOR USD 3 Month - 0.28%), 2.07%, 2/4/2019 (a)	10,000,000	10,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.24%, 2/7/2019 (a)	350,000	350,000
(ICE LIBOR USD 1 Month - 0.05%), 2.24%, 3/6/2019 (a)	4,000,000	3,999,886
(ICE LIBOR USD 1 Month - 0.08%), 2.20%, 3/19/2019 (a)	5,750,000	5,750,000
(ICE LIBOR USD 3 Month - 0.34%), 2.07%, 4/9/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.21%), 2.20%, 4/9/2019 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month - 0.12%), 2.17%, 4/25/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.14%), 2.15%, 5/9/2019 (a)	4,500,000	4,500,000
(ICE LIBOR USD 3 Month - 0.28%), 2.07% , 5/10/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 3 Month - 0.19%), 2.16%, 5/10/2019 (a)	750,000	750,000

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB (continued)
(ICE LIBOR USD 1 Month - 0.13%), 2.16%, 5/21/2019 (a)	$2,500,000	$2,500,000
(ICE LIBOR USD 3 Month - 0.16%), 2.15%, 5/24/2019 (a)	1,500,000	1,500,119
(ICE LIBOR USD 3 Month - 0.16%), 2.15%, 5/28/2019 (a)	3,250,000	3,249,536
(ICE LIBOR USD 1 Month - 0.13%), 2.15%, 6/4/2019 (a)	5,400,000	5,400,000
(ICE LIBOR USD 1 Month - 0.12%), 2.15%, 6/4/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.13%), 2.16%, 6/14/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.10%, 7/3/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.11%, 7/5/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 3 Month - 0.30%), 2.11%, 7/10/2019 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.14%, 7/16/2019 (a)	2,200,000	2,200,000
(ICE LIBOR USD 1 Month - 0.13%), 2.16%, 7/16/2019 (a)	2,200,000	2,200,000
(ICE LIBOR USD 1 Month - 0.11%), 2.18%, 7/19/2019 (a)	6,900,000	6,900,000
(ICE LIBOR USD 3 Month - 0.28%), 2.19%, 7/22/2019 (a)	6,700,000	6,700,000
(ICE LIBOR USD 3 Month - 0.28%), 2.07%, 8/7/2019 (a)	4,600,000	4,600,000
(ICE LIBOR USD 1 Month - 0.09%), 2.20%, 9/9/2019 (a)	10,000,000	10,000,000
(ICE LIBOR USD 1 Month - 0.06%), 2.23%, 9/11/2019 (a)	1,950,000	1,950,000
(ICE LIBOR USD 1 Month - 0.06%), 2.23%, 9/18/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month - 0.08%), 2.21%, 9/26/2019 (a)	4,000,000	4,000,000
2.40%, 10/11/2019 (b)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.07%), 2.22%, 10/18/2019 (a)	1,300,000	1,300,000
2.48%, 11/4/2019 (b)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.10%), 2.19%, 11/21/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month - 0.05%), 2.22%, 12/4/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.05%), 2.23%, 12/5/2019 (a)	2,000,000	2,000,000
(ICE LIBOR USD 3 Month - 0.14%), 2.20%, 12/19/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.06%), 2.23%, 12/20/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 3 Month - 0.14%), 2.23%, 12/26/2019 (a)	850,000	850,463
(ICE LIBOR USD 1 Month - 0.05%), 2.24%, 1/17/2020 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month - 0.15%), 2.32%, 1/22/2020 (a)	1,250,000	1,250,000
(ICE LIBOR USD 1 Month - 0.03%), 2.26%, 4/20/2020 (a)	2,000,000	2,000,000
FHLB Discount Notes
2.10%, 11/9/2018	4,600,000	4,597,854
2.10%, 11/30/2018	6,000,000	5,989,855

62

Statement of Investments (Continued)

October 31, 2018

Nationwide Government Money Market Fund (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB Discount Notes (continued)
1.81%, 1/2/2019	$2,500,000	$2,492,250
2.24%, 1/16/2019	8,700,000	8,659,054
2.15%, 1/25/2019	7,450,000	7,412,445
2.38%, 4/5/2019	4,000,000	3,959,373
FHLMC, 1.25%, 12/14/2018	1,000,000	999,456
FNMA
1.13%, 12/14/2018	800,000	799,342
(SOFRRATE + 0.08%), 2.26%, 1/30/2019 (a)	2,500,000	2,500,000
(SOFRRATE + 0.12%), 2.30%, 7/30/2019 (a)	2,250,000	2,250,000
(SOFRRATE + 0.16%), 2.34%, 1/30/2020 (a)	1,400,000	1,400,000

Total U.S. Government Agency Securities (cost $209,878,546)		209,878,546

U.S. Treasury Obligations 11.2%
U.S. Treasury Bills
2.08%, 11/23/2018	7,000,000	6,991,102
2.11%, 1/10/2019	2,400,000	2,390,200
2.15%, 1/17/2019	4,800,000	4,778,062
2.17%, 1/31/2019	5,800,000	5,768,332
2.19%, 2/7/2019	10,500,000	10,437,688
2.20%, 2/14/2019	6,500,000	6,458,671
2.26%, 3/7/2019	5,000,000	4,960,783
2.33%, 3/21/2019	4,000,000	3,964,051
2.36%, 4/4/2019	1,500,000	1,485,033
2.44%, 4/18/2019	5,400,000	5,339,142
U.S. Treasury Notes
1.38%, 2/28/2019	1,000,000	997,015
1.50%, 2/28/2019	2,000,000	1,994,692
3.63%, 8/15/2019	1,800,000	1,814,117
1.50%, 10/31/2019	2,250,000	2,223,762
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.35%, 4/30/2020 (a)	1,500,000	1,500,177
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.36%, 10/31/2020 (a)	1,250,000	1,250,000

Total U.S. Treasury Obligations (cost $62,352,827)		62,352,827

Investment Companies 0.4%

	Shares

Asset Management 0.4%
Federated Government Obligations Fund, Premier Shares, 2.10% (c)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 2.09% (c)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 50.6%

	Principal Amount	Value

ABN Amro Bank NV, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $50,003,069, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.50%, maturing 11/30/2018 - 6/1/2048; total market value $51,315,582. (d)	$50,000,000	$50,000,000
BNP Paribas SA, 2.22%, dated 9/12/2018, due 12/17/2018, repurchase price $5,029,600, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.50%, maturing 1/31/2020 - 11/15/2048; total market value $5,129,563. (d)(e)(f)	5,000,000	5,000,000
BNP Paribas SA, 2.26%, dated 9/26/2018, due 12/26/2018, repurchase price $10,057,128, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.63%, maturing 11/8/2018 - 2/15/2021; total market value $10,257,516. (d)(e)(f)	10,000,000	10,000,000
ING Financial Markets LLC, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $99,886,132, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 6.50%, maturing 11/1/2019 - 11/1/2048; total market value $101,883,854. (d)	99,880,000	99,880,000
Natixis Financial Products LLC, 2.30%, dated 10/17/2018, due 1/17/2019, repurchase price $12,070,533, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.75%, maturing 11/23/2018 - 8/15/2045; total market value $12,311,945. (d)(e)	12,000,000	12,000,000
Natixis Financial Products LLC, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $25,001,535, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.00%, maturing 11/23/2018 - 4/1/2056; total market value $25,531,006. (d)	25,000,000	25,000,000

63

Statement of Investments (Continued)

October 31, 2018

Nationwide Government Money Market Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Wells Fargo Securities LLC, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $80,004,911, collateralized by U.S. Government Agency and Treasury Securities, ranging from 2.13% - 5.00%, maturing 8/1/2033 - 9/20/2048; total market value $81,706,432. (d)	$80,000,000	$80,000,000

Total Repurchase Agreements (cost $281,880,000)		281,880,000

Total Investments (cost $556,111,373) — 99.9%		556,111,373

Other assets in excess of liabilities — 0.1%		328,396

NET ASSETS — 100.0%		$556,439,769

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2018.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(e)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(f)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2018. The maturity date represents the actual maturity date.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

64

Statement of Assets and Liabilities

October 31, 2018

Nationwide Government Money Market Fund
Assets:
Investment securities, at value (cost $274,231,373)	$274,231,373
Repurchase agreements, at value (cost $281,880,000)	281,880,000
Cash	50,776
Interest and dividends receivable	374,128
Receivable for capital shares issued	499,314
Prepaid expenses	23,564

Total Assets	557,059,155

Liabilities:
Distributions payable	2,658
Payable for capital shares redeemed	48,704
Accrued expenses and other payables:
Investment advisory fees	138,260
Fund administration fees	31,365
Distribution fees	237
Administrative servicing fees	118,721
Accounting and transfer agent fees	157,300
Trustee fees	1,741
Custodian fees	9,610
Compliance program costs (Note 3)	352
Professional fees	22,937
Printing fees	72,531
Other	14,970

Total Liabilities	619,386

Net Assets	$556,439,769

Represented by:
Capital	$556,445,391
Total distributable earnings (loss)	(5,622)

Net Assets	$556,439,769

Net Assets:
Class R6 Shares	$239,032,023
Investor Shares	315,540,308
Service Class Shares	1,867,438

Total	$556,439,769

Shares Outstanding (unlimited number of shares authorized):
Class R6 Shares	239,035,388
Investor Shares	315,543,054
Service Class Shares	1,867,462

Total	556,445,904

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class R6 Shares	$1.00
Investor Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

65

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Government Money Market Fund
INVESTMENT INCOME:
Interest income	$9,376,915
Dividend income	30,441

Total Income	9,407,356

EXPENSES:
Investment advisory fees	1,688,786
Fund administration fees	204,546
Distribution fees Service Class	2,964
Administrative servicing fees Investor	273,899
Administrative servicing fees Service Class	2,963
Registration and filing fees	49,784
Professional fees	48,088
Printing fees	129,142
Trustee fees	16,932
Custodian fees	15,618
Accounting and transfer agent fees	519,944
Compliance program costs (Note 3)	2,176
Other	20,529

Total expenses before earnings credit and expenses reimbursed	2,975,371

Earnings credit (Note 4)	(6,458)
Expenses reimbursed by adviser (Note 3)	(543)

Net Expenses	2,968,370

NET INVESTMENT INCOME	6,438,986

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from transactions in investment securities	102

Net realized/unrealized gains	102

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,439,088

The accompanying notes are an integral part of these financial statements.

66

Statements of Changes in Net Assets

	Nationwide Government Money Market Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$6,438,986	$1,909,345
Net realized gains	102	283

Change in net assets resulting from operations	6,439,088	1,909,628

Distributions to Shareholders From:
Distributable earnings:
Class R6 (a)	(2,892,478)	(1,119,349	)(b)
Investor	(3,534,247)	(786,834	)(b)
Service Class	(18,230)	(3,200	)(b)

Change in net assets from shareholder distributions	(6,444,955)	(1,909,383)

Change in net assets from capital transactions	(68,804,126)	(159,616,119)

Change in net assets	(68,809,993)	(159,615,874)

Net Assets:
Beginning of year	625,249,762	784,865,636

End of year	$556,439,769	$625,249,762

CAPITAL TRANSACTIONS:
Class R6 Shares (a)
Proceeds from shares issued	$80,613,044	$76,197,728
Dividends reinvested	2,892,023	1,119,235
Cost of shares redeemed	(135,482,535)	(192,728,428)

Total Class R6 Shares	(51,977,468)	(115,411,465)

Investor Shares
Proceeds from shares issued	102,241,177	113,489,423
Dividends reinvested	3,507,054	780,857
Cost of shares redeemed	(122,310,747)	(157,906,893)

Total Investor Shares	(16,562,516)	(43,636,613)

Service Class Shares
Proceeds from shares issued	328,679	420,303
Dividends reinvested	18,186	3,200
Cost of shares redeemed	(611,007)	(991,544)

Total Service Class Shares	(264,142)	(568,041)

Change in net assets from capital transactions	$(68,804,126)	$(159,616,119)

SHARE TRANSACTIONS:
Class R6 Shares (a)
Issued	80,613,046	76,197,728
Reinvested	2,892,024	1,119,235
Redeemed	(135,482,535)	(192,728,428)

Total Class R6 Shares	(51,977,465)	(115,411,465)

Investor Shares
Issued	102,241,177	113,489,190
Reinvested	3,506,988	781,645
Redeemed	(122,310,747)	(157,906,893)

Total Investor Shares	(16,562,582)	(43,636,058)

67

Statements of Changes in Net Assets (Continued)

	Nationwide Government Money Market Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	328,680	420,303
Reinvested	18,186	3,200
Redeemed	(611,007)	(991,544)

Total Service Class Shares	(264,141)	(568,041)

Total change in shares	(68,804,188)	(159,615,564)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(b)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $1,119,349, $786,834 and $3,200 for Class R6, Investor and Service Class, respectively.

The accompanying notes are an integral part of these financial statements.

68

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Money Market Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)
Class R6 Shares (e)
Year Ended October 31, 2018	$1.00	0.01	–	0.01	(0.01)	–	(0.01)	$1.00	1.21%	$239,032,023	0.48%	1.18%	0.48%
Year Ended October 31, 2017	$1.00	–	–	–	–	–	–	$1.00	0.34%	$291,012,172	0.46%	0.32%	0.47%
Year Ended October 31, 2016	$1.00	–	–	–	–	–	–	$1.00	0.04%	$406,423,512	0.47%	0.04%	0.51%
Year Ended October 31, 2015	$1.00	–	–	–(e)	–	–	–	$1.00	–(f)	$543,749,831	0.23%	–	0.50%
Year Ended October 31, 2014	$1.00	–	–	–	–	–	–	$1.00	–	$676,093,457	0.18%	–	0.48%

Investor Shares (g)
Year Ended October 31, 2018	$1.00	0.01	–	0.01	(0.01)	–	(0.01)	$1.00	1.13%	$315,540,308	0.57%	1.11%	0.57%
Year Ended October 31, 2017	$1.00	–	–	–	–	–	–	$1.00	0.23%	$332,105,990	0.57%	0.22%	0.62%
Year Ended October 31, 2016	$1.00	–	–	–	–	–	–	$1.00	–	$375,742,483	0.51%	–	0.66%
Year Ended October 31, 2015	$1.00	–	–	–(e)	–	–	–	$1.00	–(f)	$441,261,912	0.23%	–	0.65%
Year Ended October 31, 2014	$1.00	–	–	–	–	–	–	$1.00	–	$501,801,083	0.18%	–	0.63%

Service Class Shares
Year Ended October 31, 2018	$1.00	0.01	–	0.01	(0.01)	–	(0.01)	$1.00	0.94%	$1,867,438	0.75%	0.92%	0.78%
Year Ended October 31, 2017	$1.00	–	–	–	–	–	–	$1.00	0.14%	$2,131,600	0.66%	0.12%	0.77%
Year Ended October 31, 2016	$1.00	–	–	–	–	–	–	$1.00	–	$2,699,641	0.51%	–	0.83%
Year Ended October 31, 2015	$1.00	–	–	–(e)	–	–	–	$1.00	–(f)	$3,095,785	0.23%	–	0.90%
Year Ended October 31, 2014	$1.00	–	–	–	–	–	–	$1.00	–	$3,448,070	0.18%	–	0.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(f)

Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.

(g)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

69

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the annual period ended October 31, 2018, the Nationwide Inflation-Protected Securities Fund (Class R6) registered -1.35% versus -1.24% for its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the return for the Fund’s closest Morningstar® peer category of Inflation-Protected Bond (consisting of 235 funds as of October 31, 2018), was -1.19% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The annual reporting period began with optimism over the passage of tax reform in the United States, which initially drove credit spreads tighter and interest rates higher. The friendly tone was quickly dashed as the tax cut-related repatriation of overseas cash led to a lack of demand in the credit markets resulting, which drove spreads wider. The overseas cash repatriation also led to a violent correction in equities early in 2018 that was accompanied by a broad market downturn in equity index options and VIX-related ETFs. In addition, the Trump administration created a fair amount of market uncertainty with the imposition of tariffs on several countries, most notably China. While U.S. equities and credit markets recovered from the early-in-the-year swoon, the rest of the world, especially emerging markets, did not fare so well.

Buoyed by tax cuts, the U.S. economy posted very strong numbers, with a 4.2% gross domestic product (GDP) return in the second quarter of 2018 and an unemployment rate that slipped to the lowest levels in almost 50 years. Consumer confidence and small business optimism are at or near multi-decade highs, while inflation and wage growth are well contained. The economic strength led the Federal Reserve to raise rates four times during the reporting period, in a period marked by rising rates and a flattening yield curve. Ultimately, risk assets ended the period on a bit of a soft note, as stocks gave back roughly half their gains, and interest rates and credit spreads ended near their highs for the period.

Ten-year Treasuries, which began the period at 2.41%, reached 3.20% based on a more hawkish Fed tone after the September 2018 Federal Open Market Committee (FOMC) meeting, and settled at 3.14% to end the period. The S&P 500® Index ended the reporting period up 4.1%, even while giving up 6.8% in October 2018. The reporting period ended with rates higher, and with the four Fed rate hikes that occurred during the reporting period, credit spreads widened. Investment-grade credit spreads widened 20 basis points during the period, from 0.92% to 1.12%, while 30-year agency mortgage-backed securities (MBS) widened from 0.83% over comparable-duration Treasuries to 0.97%.

Contributors to performance

The Fund’s positioning for a flatter yield curve and the decision to maintain the small allocation to Agency Debentures and Agency MBS from the Fund’s merger with the Nationwide Government Bond Fund on December 1, 2017, were the biggest contributors to outperformance for the 12-month reporting period. The Fund’s positioning for a flatter yield curve was based on the belief that the Fed would be more aggressive with its tightening campaign than what was priced into the market, which it ultimately was. The out-of-benchmark exposure to Agency Debentures and Agency MBS were maintained on a view of better relative value.

Detractors from performance

On a relative basis, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. TIPS IndexSM, by 11 basis points during the 12-month reporting period. Throughout the period, rates continued to rise on the back of firming inflation data and continued economic expansion. The Fund was neutral to slightly long duration for much of the period in anticipation of steady to lower yields, which detracted from performance as rates rose. The Fund was underweight TIPS for a majority of the year, which detracted from performance in periods when firming inflation and economic data gave TIPS a temporary boost.

During the reporting period, the Fund employed the use of derivatives, specifically U.S. Treasury futures, to manage duration exposure. Futures

70

Fund Commentary (cont.)	Nationwide Inflation-Protected Securities Fund

are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates. As rates rose throughout the period, the use of such derivatives contributed to Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Chad W. Finefrock, CFA and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to inflation-protected bonds risk since the inflation adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

71

Fund Overview	Nationwide Inflation-Protected Securities Fund

Asset Allocation†

U.S. Treasury Obligations	90.8%
U.S. Government Agency Securities	4.4%
Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	1.1%
Corporate Bond	0.8%
Foreign Government Security	0.8%
Futures Contracts	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Holdings††

U.S. Treasury Inflation Linked Bonds, 2.38%, 1/15/2025	6.8%
U.S. Treasury Inflation Linked Bonds, 2.13%, 2/15/2041	6.7%
U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2024	6.2%
U.S. Treasury Inflation Linked Notes, 0.63%, 7/15/2021	5.2%
U.S. Treasury Inflation Linked Bonds, 0.63%, 2/15/2043	5.1%
U.S. Treasury Inflation Linked Notes, 0.38%, 7/15/2025	5.1%
U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	4.7%
U.S. Treasury Inflation Linked Notes, 0.13%, 4/15/2021	4.6%
U.S. Treasury Inflation Linked Notes, 0.38%, 1/15/2027	4.2%
U.S. Treasury Inflation Linked Bonds, 3.63%, 4/15/2028	4.0%
Other Holdings	47.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

72

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	(1.69)%	0.50%	(0.57)%	[2]
	w/SC3	(3.87)%	0.03%	(1.27)%	[2]
Class R6[4,5]		(1.35)%	0.80%	(0.27)%	[2]
Institutional Service Class		(1.45)%	N/A	0.06%	[6]
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM		(1.24)%	0.97%	(0.25)%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 17, 2012.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[6]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.76%	0.58%
Class R6	0.39%	0.30%
Institutional Service Class	0.47%	0.38%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

73

Fund Performance (cont.)	Nationwide Inflation-Protected Securities Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/18 versus the Bloomberg Barclays (BBgBarc) U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

74

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation-Protected Securities Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	982.30	2.90	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58
Class R6 Shares	Actual	(a)	1,000.00	984.40	1.50	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.69	1.53	0.30
Institutional Service Class Shares	Actual	(a)	1,000.00	983.60	2.35	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.84	2.40	0.47

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

75

Statement of Investments

October 31, 2018

Nationwide Inflation-Protected Securities Fund

Collateralized Mortgage Obligations 1.1%

	Principal Amount	Value

FHLMC REMICS
Series 1684, Class I, 6.50%, 3/15/2024	$170,042	$186,995
Series 2296, Class H, 6.50%, 3/15/2031	14,859	15,304
FNMA REMICS
Series 1990-7, Class B, 8.50%, 1/25/2020	1,226	1,252
Series 1993-16, Class Z, 7.50%, 2/25/2023	10,416	10,909
Series 1993-226, Class PK, 6.00%, 12/25/2023	78,834	82,726
Series 1998-73, Class MZ, 6.30%, 10/17/2038	161,162	160,922
Series 2013-59, Class MX, 2.50%, 9/25/2042	2,286,349	2,191,934

Total Collateralized Mortgage Obligations (cost $2,758,174)		2,650,042

Corporate Bond 0.8%
Diversified Financial Services 0.8%
Private Export Funding Corp., Series HH, 1.45%, 8/15/2019	2,000,000	1,979,446

Total Corporate Bond (cost $2,001,721)		1,979,446

Foreign Government Security 0.8%
UNITED STATES 0.8%
Ukraine Government AID Bond, 1.47%, 9/29/2021	2,000,000	1,913,610

Total Foreign Government Security (cost $2,000,000)		1,913,610

Mortgage-Backed Securities 1.6%
FNMA Pool
Pool# 874982 6.81%, 11/1/2025	1,495,352	1,607,752
Pool# 387114 5.62%, 9/1/2034	955,125	970,133
Pool# 773298 4.14%, 4/1/2035 (a)	634,305	662,306
Pool# 813605 4.10%, 7/1/2036 (a)	128,886	133,807
Pool# 745769 4.17%, 7/1/2036 (a)	536,718	559,927

Total Mortgage-Backed Securities (cost $3,802,719)		3,933,925

U.S. Government Agency Securities 4.4%
FFCB, 2.43%, 09/13/2027	3,000,000	2,759,664
FHLB
5.37%, 9/9/2024	2,615,000	2,899,883
3.00%, 3/12/2027	2,000,000	1,940,654

U.S. Government Agency Securities (continued)

	Principal Amount	Value

Tennessee Valley Authority, 2.25%, 03/15/2020	$3,000,000	$2,974,290

Total U.S. Government Agency Securities (cost $12,103,229)		10,574,491

U.S. Treasury Obligations 90.8%
U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025 (b)	11,300,000	16,293,634
1.75%, 1/15/2028 (b)	4,800,000	6,087,482
3.63%, 4/15/2028 (b)	5,000,000	9,511,889
2.50%, 1/15/2029 (b)	4,750,000	6,300,885
3.88%, 4/15/2029 (b)	3,300,000	6,400,739
2.13%, 2/15/2041 (b)	12,050,000	16,093,727
0.75%, 2/15/2042 (b)	7,600,000	7,532,905
0.63%, 2/15/2043 (b)	13,050,000	12,274,273
0.88%, 2/15/2047 (b)	5,000,000	4,679,054
U.S. Treasury Inflation Linked Notes
2.13%, 1/15/2019 (b)	1,000,000	1,174,593
0.13%, 4/15/2019 (b)	8,250,000	8,800,790
1.38%, 1/15/2020 (b)	6,200,000	7,247,712
0.13%, 4/15/2020 (b)	7,800,000	8,255,271
1.25%, 7/15/2020 (b)	7,000,000	8,137,637
0.13%, 4/15/2021 (b)	10,500,000	10,886,235
0.63%, 7/15/2021 (b)	11,300,000	12,536,457
0.13%, 1/15/2022 (b)(c)	7,000,000	7,569,972
0.13%, 7/15/2022 (b)	10,550,000	11,227,521
0.13%, 7/15/2024 (b)	14,650,000	14,822,488
0.25%, 1/15/2025 (b)	5,000,000	5,060,058
0.38%, 7/15/2025 (b)	12,000,000	12,219,848
0.13%, 7/15/2026 (b)	6,000,000	5,875,302
0.38%, 1/15/2027 (b)	10,250,000	10,073,184
0.38%, 7/15/2027 (b)	9,250,000	8,973,843

Total U.S. Treasury Obligations (cost $230,350,319)		218,035,499

Total Investments (cost $253,016,162) — 99.5%		239,087,013

Other assets in excess of liabilities — 0.5%		1,104,818

NET ASSETS — 100.0%		$240,191,831

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2018.

(b)	Principal amounts are not adjusted for inflation.

(c)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

76

Statement of Investments (Continued)

October 31, 2018

Nationwide Inflation-Protected Securities Fund (Continued)

Futures contracts outstanding as of October 31, 2018 :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Ultra Note	57	12/2018	USD	7,131,234	(126,571)
U.S. Treasury 5 Year Note	178	12/2018	USD	20,004,141	(111,112)
U.S. Treasury Ultra Bond	40	12/2018	USD	5,968,750	(318,049)

					(555,732)

Short Contracts
U.S. Treasury Long Bond	(155)	12/2018	USD	(21,409,375)	736,667

					736,667

					180,935

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

77

Statement of Assets and Liabilities

October 31, 2018

Nationwide Inflation-Protected Securities Fund
Assets:
Investment securities, at value (cost $253,016,162)	$239,087,013
Cash	805,760
Interest receivable	535,431
Receivable for capital shares issued	12,639
Receivable for variation margin on futures contracts	7,938
Reimbursement from investment adviser (Note 3)	17,155
Prepaid expenses	23,083

Total Assets	240,489,019

Liabilities:
Payable for capital shares redeemed	155,154
Accrued expenses and other payables:
Investment advisory fees	51,496
Fund administration fees	25,817
Distribution fees	2,493
Administrative servicing fees	7,342
Accounting and transfer agent fees	8,817
Trustee fees	781
Custodian fees	1,641
Compliance program costs (Note 3)	161
Professional fees	22,782
Printing fees	12,021
Other	8,683

Total Liabilities	297,188

Net Assets	$240,191,831

Represented by:
Capital	$258,377,527
Total distributable earnings (loss)	(18,185,696)

Net Assets	$240,191,831

Net Assets:
Class A Shares	$11,342,122
Class R6 Shares	205,271,276
Institutional Service Class Shares	23,578,433

Total	$240,191,831

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,208,682
Class R6 Shares	21,710,184
Institutional Service Class Shares	2,496,081

Total	25,414,947

78

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Inflation-Protected Securities Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.38
Class R6 Shares	$9.46
Institutional Service Class Shares	$9.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.60

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

79

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$6,910,624

Total Income	6,910,624

EXPENSES:
Investment advisory fees	614,706
Fund administration fees	134,057
Distribution fees Class A	27,359
Administrative servicing fees Class A	12,921
Administrative servicing fees Institutional Service Class	27,743
Registration and filing fees	76,099
Professional fees	35,950
Printing fees	25,429
Trustee fees	7,365
Custodian fees	9,590
Accounting and transfer agent fees	28,641
Compliance program costs (Note 3)	984
Other	8,424

Total expenses before expenses reimbursed	1,009,268

Expenses reimbursed by adviser (Note 3)	(212,067)

Net Expenses	797,201

NET INVESTMENT INCOME	6,113,423

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	19,988
Expiration or closing of futures contracts (Note 2)	528,457

Net realized gains	548,445

Net change in unrealized appreciation/depreciation in the value of:
Investment securities†	(10,359,998)
Futures contracts (Note 2)	217,629

Net change in unrealized appreciation/depreciation	(10,142,369)

Net realized/unrealized losses	(9,593,924)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,480,501)

†	Includes unrealized appreciation of $441,582 from merger (Note 10).

The accompanying notes are an integral part of these financial statements.

80

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$6,113,423	$3,158,917
Net realized gains (losses)	548,445	(387,563)
Net change in unrealized appreciation/depreciation	(10,142,369)	(2,951,050)

Change in net assets resulting from operations	(3,480,501)	(179,696)

Distributions to Shareholders From:
Distributable earnings:
Class A	(204,230)	(9,101	)(a)
Class R6 (b)	(3,942,283)	(2,688,437	)(a)
Institutional Service Class	(447,339)	(5,177	)(a)(c)

Change in net assets from shareholder distributions	(4,593,852)	(2,702,715)

Change in net assets from capital transactions	34,080,809	70,648,307

Change in net assets	26,006,456	67,765,896

Net Assets:
Beginning of year	214,185,375	146,419,479

End of year	$240,191,831	$214,185,375	(d)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,962,339	$1,069,327
Proceeds from shares issued from merger (Note 10)	11,352,285	–
Dividends reinvested	192,493	9,066
Cost of shares redeemed	(3,652,338)	(1,246,199)

Total Class A Shares	10,854,779	(167,806)

Class R6 Shares (b)
Proceeds from shares issued	14,807,018	82,815,411
Dividends reinvested	3,942,283	2,688,437
Cost of shares redeemed	(19,629,885)	(15,116,901)

Total Class R6 Shares	(880,584)	70,386,947

Institutional Service Class Shares
Proceeds from shares issued	1,443,907	508,562	(c)
Proceeds from shares issued from merger (Note 10)	26,329,980	–
Dividends reinvested	405,398	5,177	(c)
Cost of shares redeemed	(4,072,671)	(84,573	)(c)

Total Institutional Service Class Shares	24,106,614	429,166

Change in net assets from capital transactions	$34,080,809	$70,648,307

81

Statements of Changes in Net Assets (Continued)

	Nationwide Inflation-Protected Securities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	306,728	109,971
Issued in merger (Note 10)	1,163,688	–
Reinvested	19,996	926
Redeemed	(379,707)	(128,487)

Total Class A Shares	1,110,705	(17,590)

Class R6 Shares (b)
Issued	1,531,951	8,409,916
Reinvested	406,843	273,317
Redeemed	(2,018,191)	(1,542,893)

Total Class R6 Shares	(79,397)	7,140,340

Institutional Service Class Shares
Issued	149,313	52,019	(c)
Issued in merger (Note 10)	2,681,887	–
Reinvested	41,843	527	(c)
Redeemed	(420,887)	(8,621	)(c)

Total Institutional Service Class Shares	2,452,156	43,925

Total change in shares	3,483,464	7,166,675

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $9,101, $2,688,437 and $5,177 for Class A, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)	For the period from December 7, 2016 (commencement of operations) through April 30, 2017.
(d)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $184,428.

The accompanying notes are an integral part of these financial statements.

82

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$9.70	0.19	(0.35)	(0.16)	(0.16)	(0.16)	$9.38	(1.69%	)	$11,342,122	0.58%	1.98%		0.75%	13.69%
Year Ended October 31, 2017	$9.86	0.13	(0.19)	(0.06)	(0.10)	(0.10)	$9.70	(0.59%	)	$950,316	0.62%	1.29%		0.71%	32.57%
Year Ended October 31, 2016	$9.36	0.19	0.31	0.50	–	–	$9.86	5.34%		$1,139,444	0.58%	1.95%		0.67%	0.00%
Year Ended October 31, 2015	$9.55	0.05	(0.24)	(0.19)	–	–	$9.36	(1.94%	)	$65,519	0.54%	0.51%		0.59%	29.81%
Year Ended October 31, 2014	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%		0.64%	0.49%

Class R6 Shares (g)
Year Ended October 31, 2018	$9.77	0.25	(0.38)	(0.13)	(0.18)	(0.18)	$9.46	(1.35%	)	$205,271,276	0.30%	2.55%		0.38%	13.69%
Year Ended October 31, 2017	$9.92	0.16	(0.19)	(0.03)	(0.12)	(0.12)	$9.77	(0.26%	)	$212,806,407	0.30%	1.67%		0.39%	32.57%
Year Ended October 31, 2016	$9.39	0.04	0.49	0.53	–	–	$9.92	5.64%		$145,280,035	0.30%	0.39%		0.38%	0.00%
Year Ended October 31, 2015	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%	)	$208,706,579	0.30%	(0.07%	)	0.34%	29.81%
Year Ended October 31, 2014	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%		0.35%	0.49%

Institutional Service Class Shares
Year Ended October 31, 2018	$9.76	0.21	(0.35)	(0.14)	(0.17)	(0.17)	$9.45	(1.45%	)	$23,578,433	0.42%	2.13%		0.50%	13.69%
Period Ended October 31, 2017(h)	$9.72	0.18	(0.03)	0.15	(0.11)	(0.11)	$9.76	1.58%		$428,652	0.49%	2.02%		0.58%	32.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

83

Fund Commentary	Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

For the annual period ended October 31, 2018, the Nationwide Loomis Core Bond Fund (Institutional Service Class) registered -2.37% versus -2.05% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Intermediate-Term Bond (consisting of 1,027 funds as of October 31, 2018), was -1.88% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Economic activity in the United States was healthy during the reporting period. Aggregate demand continued to be healthy, as did the consumer, with low unemployment and rising wages. While we expect wage pressure to increase, we don’t expect core inflation to rise dramatically from current levels. U.S. interest rates moved higher during the reporting period, particularly in the front or short end of the yield curve, which resulted in a flatter yield curve. The U.S. 2-Year Treasury note rose from 1.61% as of November 30, 2017, to 2.87% as of October 31, 2018, or a rise in yield of 126 basis points (bps) during the past 11 months. The 10-Year Treasury note rose from a yield of 2.41% as of November 30, 2017, to a yield of 3.14% as of October 31, 2018, or a rise of 73 bps during the period. The Federal Reserve continued to tighten monetary policy, raising interest rates four times during the reporting period. Risk assets such as corporate bonds had a strong start to the period but lost ground from February through June and ended the period near the widest of the period. The Bloomberg Barclays Corporate Index OAS started the period at 97 bps over Treasuries only to increase to 124 bps in June and end the period at 118 bps. High-yield bonds, as measured by the Bloomberg Barclays U.S. High Yield Corporate Index, rose in spread from 344 bps to 380 bps by the end of the reporting period. Higher-quality assets such as asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) were mixed during the reporting period, with securitized agency securities underperforming.

Security selection drove Fund performance during the reporting period, with additional contribution from duration/yield curve positioning. A tilt toward longer key rate durations and away from shorter maturities helped relative Fund performance as longer-dated interest rates did not rise as much as shorter-dated interest rates. Overall sector allocation decisions detracted from performance as the Fund’s tilt toward risk dampened results during a period of wider spreads. However, not all asset allocation decisions detracted from Fund performance; an overweight to ABS and CMBS positively affected Fund performance. The Fund’s positive security selection during the reporting period came from corporate bonds such as investment-grade industrials and financials as well as from CMOs. Areas such as communications, non-cyclical consumer, banking and brokerage companies contributed to Fund performance while some ground was lost in areas such as finance companies. From an industry perspective, consumer non-cyclical, communications, banking and REITs all positively affected Fund performance, while brokerage and finance companies detracted from performance. Banking contributed the most to security selection as an industry, but total portfolio effect was reduced due to adverse positioning at the sector level. Consumer cyclical was another sector in which the Fund experienced positive security selection, but an overweight position in the Fund at the sector level reduced that sector’s impact on Fund performance.

The Fund continues to be positioned toward risk, favoring asset classes such as corporate bonds and securitized assets in the front end of the yield curve. The Fund’s yield continues to be greater than that of the Fund’s benchmark, and with the rising interest rate environment the Fund’s yield has improved almost 120 bps since the beginning of the reporting period. We consider the U.S. economy to be healthy, and while corporate leverage is elevated, we believe the credit cycle remains in the late expansion phase. As long as the macroeconomic environment remains supportive, the Fund will use its risk budget to tactically add portfolio risk during material improvements in valuation. Conversely, the Fund

84

Fund Commentary (cont.)	Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

will tend to reduce risk as valuations decline. As of the end of the reporting period, the Fund’s largest risk was corporate bond risk. We continue to seek opportunities in areas where there is security differentiation, such as lower-quality investment-grade corporate bonds. In the front end of the yield curve, we may find opportunities in securitized assets such as ABS. These securities are backed by consumer obligations such as car loans or credit cards and offer favorable risk-adjusted returns. Agency-backed securitized assets also are held in the Fund, as a way to own high-quality assets with additional income over U.S. Treasurys. The Fund tends to favor securities with stable cashflows and avoid those with high sensitivities to prepayments. Commercial mortgage-backed securities are alternatives to high-quality corporate bonds, and the Fund has limited holdings in these securities.

The Fund held U.S. Treasury futures during the reporting period. The impact on Fund performance from holding these securities was to reduce the yield curve/duration impact. During the reporting period, 7 bps of total performance was attributed to yield curve and duration. The use of futures reduced the effect by 9 bps.

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Christopher T. Harms;

Clifton V. Rowe, CFA;

and Kurt L. Wagner, CFA, CIC

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

85

Fund Overview	Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

Asset Allocation†

Corporate Bonds	47.5%
Mortgage-Backed Securities	14.4%
Collateralized Mortgage Obligations	13.0%
Asset-Backed Securities	10.1%
Commercial Mortgage-Backed Securities	7.1%
U.S. Treasury Obligations	7.0%
Foreign Government Securities	0.4%
Repurchase Agreement	0.3%
Short-Term Investment††	0.0%
Futures Contracts	(0.1)%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries†††

Banks	10.9%
Oil, Gas & Consumable Fuels	2.9%
Insurance	2.5%
Consumer Finance	2.4%
Electric Utilities	2.3%
Capital Markets	2.3%
Diversified Financial Services	1.8%
Equity Real Estate Investment Trusts (REITs)	1.7%
Road & Rail	1.5%
Health Care Providers & Services	1.4%
Other Industries*	70.3%
100.0%
Top Holdings†††

FNMA, 2.53%, 11/25/2032	5.5%
U.S. Treasury Notes, 2.88%, 9/30/2023	2.4%
FNMA, 3.00%, 6/1/2043	2.2%
FNMA, 3.00%, 9/1/2043	1.7%
U.S. Treasury Bonds, 3.00%, 8/15/2048	1.7%
UBS-Barclays Commercial Mortgage Trust, 3.18%, 3/10/2046	1.6%
FNMA, 3.00%, 8/1/2043	1.4%
FNMA, 3.00%, 2/1/2048	1.3%
FNMA, 3.00%, 12/1/2047	1.3%
UBS-Barclays Commercial Mortgage Trust, 3.24%, 4/10/2046	1.1%
Other Holdings*	79.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

86

Fund Performance	Nationwide Loomis Core Bond Fund (formerly, Nationwide Highmark Bond Fund)

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(2.58)%	1.59%	4.31%
	w/ SC3	(4.81)%	1.14%	4.08%
Class C1	w/o SC2	(2.90)%	1.16%	3.88%
	w/ SC4	(3.90)%	N/A	N/A
Class R6[5,6]		(2.14)%	1.93%	2.15%	[7]
Institutional Service Class[1,5,8]		(2.37)%	1.75%	4.53%
Bloomberg Barclays U.S. Aggregate Bond		(2.05)%	1.83%	3.94%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.31%
Class R6	0.48%
Institutional Service Class	0.73%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

87

Fund Performance (cont.)	Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Loomis Core Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

88

Shareholder Expense Example	Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) October 31, 2018			Beginning Account Value ($) 5/1/2018	Ending Account Value ($) 10/31/2018	Expenses Paid During Period ($) 5/1/2018 - 10/31/2018	Expense Ratio During Period (%) 5/1/2018 - 10/31/2018
Class A Shares	Actual	(a)	1,000.00	997.40	4.73	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Class C Shares	Actual	(a)	1,000.00	995.40	6.74	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class R6 Shares	Actual	(a)	1,000.00	998.60	2.52	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50
Institutional Service Class Shares	Actual	(a)	1,000.00	998.40	3.78	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

89

Statement of Investments

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

Asset-Backed Securities 10.1%

	Principal Amount	Value

Airlines 0.7%
Continental Airlines Pass-Through Trust, Series 2010-1, Class A, 4.75%, 1/12/2021	$1,617,695	$1,647,627
Delta Air Lines Pass-Through Trust, Series 2011-1, Class A, 5.30%, 4/15/2019	1,226,352	1,235,549

		2,883,176

Automobiles 5.4%
ACC Trust, Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	231,672	231,802
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A, 2.97%, 3/20/2024 (a)	750,000	723,701
CPS Auto Receivables Trust
Series 2018-A, Class C, 3.05%, 12/15/2023 (a)	235,000	231,853
Series 2018-D, Class B, 3.61%, 1/15/2033 (a)	1,145,000	1,144,648
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	1,295,000	1,292,608
Drive Auto Receivables Trust, Series 2018-1, Class B, 2.88%, 2/15/2022	745,000	743,818
DT Auto Owner Trust
Series 2018-3A, Class B, 3.56%, 9/15/2022 (a)	1,385,000	1,384,871
Series 2018-2A, Class C, 3.67%, 3/15/2024 (a)	1,175,000	1,172,926
Exeter Automobile Receivables Trust
Series 2018-1A, Class B, 2.75%, 4/15/2022 (a)	800,000	795,554
Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	1,220,000	1,215,592
Flagship Credit Auto Trust, Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	1,550,000	1,543,216
Ford Credit Auto Owner Trust 2018-REV1, Series 2018-1, Class A, 3.19%, 7/15/2031 (a)	1,900,000	1,836,632
GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	650,000	649,086
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2, 3.22%, 2/15/2023 (a)	1,060,000	1,051,499
Series 2018-2A, Class A2, 3.69%, 10/16/2023 (a)	845,000	846,798
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/2021	2,064,998	2,043,964
Santander Drive Auto Receivables Trust
Series 2018-1, Class B, 2.63%, 7/15/2022	1,235,000	1,226,572
Series 2018-2, Class B, 3.03%, 9/15/2022	1,430,000	1,422,109

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
Series 2018-5, Class C, 3.81%, 12/16/2024	$340,000	$339,892
Westlake Automobile Receivables Trust, Series 2018-1A, Class B, 2.67%, 5/17/2021 (a)	1,505,000	1,495,964

		21,393,105

Other 3.6%
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.92%, 12/20/2029 (a)	1,710,000	1,683,437
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/2029 (a)	3,585,000	3,555,209
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, 9/5/2048 (a)	1,515,000	1,486,215
SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.63%, 10/20/2024 (a)	1,495,000	1,498,694
Sofi Consumer Loan Program Trust
Series 2018-1, Class A2, 3.14%, 2/25/2027 (a)	755,000	747,311
Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	2,210,000	2,201,978
Verizon Owner Trust, Series 2017-1A, Class A, 2.06%, 9/20/2021 (a)	2,925,000	2,898,503

		14,071,347

Student Loan 0.4%
Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.85%, 5/25/2033	950,000	939,901
Sofi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.95%, 2/25/2042 (a)	700,000	677,630

		1,617,531

Total Asset-Backed Securities (cost $40,230,750)		39,965,159

Collateralized Mortgage Obligations 13.0%
Federal Agricultural Mortgage Corp., Series 2017-1, Class A2, 3.73%, 3/25/2047 (a)(b)	594,472	583,697
FHLMC REMICS
Series 1666, Class J, 6.25%, 1/15/2024	239,403	249,217
Series 3747, Class CY, 4.50%, 10/15/2040	1,000,000	1,044,681
Series 3934, Class KB, 5.00%, 10/15/2041	1,000,000	1,065,389
Series 4030, Class BE, 4.00%, 4/15/2042	2,511,000	2,477,441
FNMA REMICS
Series 2010-92, Class B, 4.50%, 8/25/2030	1,500,000	1,573,633

90

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Series 2017-82, Class FG, 2.53%, 11/25/2032 (b)	$21,654,687	$21,671,584
Series 2004-29, Class PS, IO, 5.32%, 5/25/2034 (b)	2,585,278	481,122
Series 2004-37, Class AL, 4.50%, 6/25/2034	1,100,000	1,141,981
Series 2016-32, Class SA, IO, 3.82%, 10/25/2034 (b)	13,702,295	1,616,747
Series 2010-57, Class SA, IO, 4.17%, 6/25/2040 (b)	3,823,764	515,361
Series 2010-63, Class SA, IO, 4.22%, 6/25/2040 (b)	3,344,107	449,927
Series 2010-118, Class SN, IO, 4.32%, 10/25/2040 (b)	16,055,028	2,559,520
Series 2013-18, Class FB, 2.63%, 10/25/2041 (b)	2,135,210	2,138,716
Series 2016-40, Class GA, 4.07%, 7/25/2046 (b)	1,070,589	1,115,274
GNMA REMICS
Series 2009-61, Class ZQ, 6.00%, 8/16/2039	2,848,219	3,485,063
Series 2012-H20, Class PT, 3.29%, 7/20/2062 (b)	871,038	878,095
Series 2018-H02, Class ZJ, 4.58%, 10/20/2064 (b)	464,012	472,701
Series 2017-H12, Class EZ, 5.26%, 6/20/2066 (b)	539,006	570,608
Series 2017-H13, Class JZ, 5.23%, 5/20/2067 (b)	588,367	616,104
Series 2017-H22, Class FD, 2.31%, 11/20/2067 (b)	2,708,224	2,701,768
Series 2017-H25, Class FD, 2.26%, 12/20/2067 (b)	3,641,238	3,629,899
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.47%, 12/25/2033 (b)	182,054	186,814

Total Collateralized Mortgage Obligations (cost $52,396,309)		51,225,342

Commercial Mortgage-Backed Securities 7.1%
COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/2046	4,450,000	4,366,227
GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.07%, 1/10/2047	4,139,865	4,209,547
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class A10, 4.16%, 8/5/2034 (a)	2,015,000	1,950,861
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.16%, 8/15/2046 (b)	1,130,000	1,154,096
Starwood Retail Property Trust, Series 2014-STAR, Class A, 3.50%, 11/15/2027 (a)(b)	674,497	674,589
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5, Class A4, 3.18%, 3/10/2046	6,270,000	6,184,118

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Series 2013-C6, Class A4, 3.24%, 4/10/2046	$4,440,000	$4,384,245
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (b)	1,505,000	1,542,499
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.10%, 3/15/2047	3,490,000	3,547,835

Total Commercial Mortgage-Backed Securities (cost $29,136,405)		28,014,017

Corporate Bonds 47.5%
Aerospace & Defense 0.3%
Spirit AeroSystems, Inc., 4.60%, 6/15/2028	270,000	264,701
United Technologies Corp., 4.50%, 6/1/2042	835,000	790,723

		1,055,424

Airlines 0.1%
Southwest Airlines Co., 3.45%, 11/16/2027	345,000	323,018

Automobiles 0.6%
BMW US Capital LLC, 1.85%, 9/15/2021 (a)	1,090,000	1,042,737
General Motors Co., 5.00%, 10/1/2028	1,515,000	1,451,148

		2,493,885

Banks 10.9%
ABN AMRO Bank NV, 2.65%, 1/19/2021 (a)	2,390,000	2,341,937
AIB Group plc, 4.75%, 10/12/2023 (a)	1,030,000	1,026,706
Bank of Ireland Group plc, 4.50%, 11/25/2023 (a)	1,450,000	1,436,405
Banque Federative du Credit Mutuel SA, 2.70%, 7/20/2022 (a)	1,505,000	1,447,897
3.75%, 7/20/2023 (a)	1,525,000	1,510,519
Barclays plc,
(ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (c)	1,425,000	1,382,910
BNP Paribas SA, 3.38%, 1/9/2025 (a)	1,565,000	1,462,887
Canadian Imperial Bank of Commerce, 3.50%, 9/13/2023	885,000	873,470
Citigroup, Inc.,
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023(c)	1,280,000	1,249,554
Citizens Bank NA, 2.25%, 3/2/2020	1,075,000	1,059,683
Comerica, Inc., 3.70%, 7/31/2023	1,420,000	1,406,707
Cooperatieve Rabobank UA, 2.75%, 1/10/2023	460,000	441,430
Credit Agricole SA, 3.75%, 4/24/2023 (a)	2,040,000	1,993,017
Danske Bank A/S, 3.88%, 9/12/2023 (a)	1,910,000	1,857,009

91

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Fifth Third Bank, 3.95%, 7/28/2025	$995,000	$993,237
HSBC Holdings plc, (ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,565,000	1,542,626
ING Groep NV, 4.55%, 10/2/2028	805,000	790,829
KeyCorp, 4.15%, 10/29/2025	660,000	661,859
Lloyds Banking Group plc, 4.05%, 8/16/2023	1,440,000	1,425,955
Mitsubishi UFJ Financial Group, Inc., 3.76%, 7/26/2023	2,100,000	2,089,086
Royal Bank of Scotland Group plc, (ICE LIBOR USD 3 Month + 1.91%), 5.08%, 1/27/2030 (c)	1,450,000	1,420,202
Santander Holdings USA, Inc., 3.70%, 3/28/2022	3,080,000	3,027,427
Santander UK plc, 2.50%, 1/5/2021	1,735,000	1,695,442
(ICE LIBOR USD 3 Month + 0.62%), 2.94%, 6/1/2021 (c)	425,000	426,690
Sumitomo Mitsui Financial Group, Inc., 2.78%, 7/12/2022	2,155,000	2,083,056
SunTrust Bank, 4.05%, 11/3/2025	1,110,000	1,110,757
SunTrust Banks, Inc., 4.00%, 5/1/2025	1,020,000	1,011,928
UniCredit SpA, 3.75%, 4/12/2022 (a)	1,730,000	1,634,603
Wells Fargo & Co., 2.63%, 7/22/2022	3,355,000	3,219,587
Westpac Banking Corp., 2.80%, 1/11/2022	525,000	511,424
3.65%, 5/15/2023	70,000	69,655

		43,204,494

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 4/15/2048	180,000	161,909
Bacardi Ltd., 5.30%, 5/15/2048 (a)	1,210,000	1,125,218
Brown-Forman Corp., 3.50%, 4/15/2025	785,000	773,932

		2,061,059

Biotechnology 0.2%
AbbVie, Inc., 4.88%, 11/14/2048	1,020,000	943,016

Building Products 0.5%
CRH America Finance, Inc., 4.50%, 4/4/2048 (a)	805,000	710,839
Fortune Brands Home & Security, Inc., 4.00%, 9/21/2023	1,135,000	1,133,335

		1,844,174

Capital Markets 2.3%
Deutsche Bank AG, 3.15%, 1/22/2021	180,000	175,516
3.30%, 11/16/2022	390,000	368,263
4.10%, 1/13/2026 (d)	1,465,000	1,372,989

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
E*TRADE Financial Corp., 2.95%, 8/24/2022	$1,075,000	$1,036,034
Lehman Brothers Holdings, Inc., 5.63%, 1/24/2013 (e)	4,000,000	78,400
Macquarie Group Ltd., (ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a)(c)	2,040,000	2,034,924
Northern Trust Corp., (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	2,155,000	1,991,855
Nuveen LLC, 4.00%, 11/1/2028 (a)	580,000	580,285
State Street Corp., (ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (c)	1,080,000	1,042,309
Temasek Financial I Ltd., 3.63%, 8/1/2028 (a)	375,000	368,919

		9,049,494

Chemicals 0.7%
Eastman Chemical Co., 4.50%, 12/1/2028	1,190,000	1,174,797
Methanex Corp., 5.65%, 12/1/2044	1,030,000	965,774
Syngenta Finance NV, 5.18%, 4/24/2028 (a)	500,000	472,971

		2,613,542

Construction & Engineering 0.1%
Fluor Corp., 4.25%, 9/15/2028	605,000	579,007

Construction Materials 0.8%
Martin Marietta Materials, Inc., (ICE LIBOR USD 3 Month + 0.50%), 2.84%, 12/20/2019 (c)	3,040,000	3,046,996

Consumer Finance 2.4%
American Express Co., 3.70%, 8/3/2023	1,455,000	1,442,109
American Honda Finance Corp., 3.63%, 10/10/2023	1,960,000	1,959,565
Caterpillar Financial Services Corp., 2.55%, 11/29/2022	730,000	703,996
Ford Motor Credit Co. LLC, 2.98%, 8/3/2022	2,155,000	2,020,808
General Motors Financial Co., Inc., 4.15%, 6/19/2023	1,360,000	1,336,940
Harley-Davidson Financial Services, Inc., 3.35%, 2/15/2023 (a)	1,435,000	1,395,384
John Deere Capital Corp., 3.65%, 10/12/2023	555,000	556,982

		9,415,784

Distributors 0.2%
Ferguson Finance plc, 4.50%, 10/24/2028 (a)	995,000	978,384

92

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services 1.8%
AXA Equitable Holdings, Inc., 5.00%, 4/20/2048 (a)	$855,000	$761,964
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	2,155,000	1,896,032
Mitsubishi UFJ Lease & Finance Co. Ltd., 2.65%, 9/19/2022 (a)	2,155,000	2,050,489
Nationwide Building Society, (ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024 (a)(c)	1,310,000	1,299,263
ORIX Corp., 3.25%, 12/4/2024	1,265,000	1,201,277

		7,209,025

Diversified Telecommunication Services 0.4%
AT&T, Inc., (ICE LIBOR USD 3 Month + 1.18%), 3.51%, 6/12/2024 (c)	775,000	777,150
Deutsche Telekom International Finance BV, 4.75%, 6/21/2038 (a)	1,020,000	968,405

		1,745,555

Electric Utilities 2.3%
Alliant Energy Finance LLC, 4.25%, 6/15/2028 (a)	1,335,000	1,307,983
American Electric Power Co., Inc., 3.20%, 11/13/2027	485,000	449,966
Cleveland Electric Illuminating Co. (The), 4.55%, 11/15/2030 (a)	435,000	434,865
Duke Energy Corp., 2.65%, 9/1/2026	450,000	402,594
Electricite de France SA, 5.00%, 9/21/2048 (a)	1,450,000	1,337,501
Enel Finance International NV, 4.63%, 9/14/2025 (a)	1,165,000	1,101,229
Entergy Texas, Inc., 3.45%, 12/1/2027	1,395,000	1,311,323
Pacific Gas & Electric Co., 3.50%, 6/15/2025	900,000	838,137
Southwestern Public Service Co., 4.40%, 11/15/2048	995,000	971,606
Tampa Electric Co., 4.45%, 6/15/2049	1,005,000	966,206

		9,121,410

Electronic Equipment, Instruments & Components 0.1%
Trimble, Inc., 4.15%, 6/15/2023	255,000	255,304

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC, 4.08%, 12/15/2047	440,000	368,147

Entertainment 0.3%
Viacom, Inc., 6.88%, 4/30/2036	1,075,000	1,187,067

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) 1.7%
Boston Properties LP, 4.13%, 5/15/2021	$2,960,000	$2,999,464
Brixmor Operating Partnership LP, 3.65%, 6/15/2024	1,605,000	1,542,029
Omega Healthcare Investors, Inc., 4.50%, 1/15/2025	405,000	393,297
WEA Finance LLC, 4.63%, 9/20/2048 (a)	1,020,000	966,808
Welltower, Inc., 4.95%, 9/1/2048	745,000	713,091

		6,614,689

Food & Staples Retailing 0.8%
Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022 (a)	2,155,000	2,064,980
Sysco Corp., 3.55%, 3/15/2025	1,000,000	974,960

		3,039,940

Food Products 0.9%
Bunge Ltd. Finance Corp., 4.35%, 3/15/2024	1,445,000	1,418,128
Conagra Brands, Inc., 4.60%, 11/1/2025	715,000	716,213
Kraft Heinz Foods Co., 4.00%, 6/15/2023	1,400,000	1,392,551

		3,526,892

Health Care Equipment & Supplies 0.9%
Abbott Laboratories, 3.40%, 11/30/2023	1,508,000	1,491,721
Becton Dickinson and Co., 2.13%, 6/6/2019	2,250,000	2,235,447

		3,727,168

Health Care Providers & Services 1.4%
Express Scripts Holding Co., 4.75%, 11/15/2021	2,135,000	2,197,103
3.00%, 7/15/2023	925,000	887,293
Halfmoon Parent, Inc., 3.75%, 7/15/2023 (a)	1,050,000	1,040,850
Humana, Inc., 2.50%, 12/15/2020	1,055,000	1,034,348
McKesson Corp., 3.95%, 2/16/2028	570,000	545,851

		5,705,445

Hotels, Restaurants & Leisure 0.5%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	2,170,000	2,132,848

Household Durables 0.3%
DR Horton, Inc., 2.55%, 12/1/2020	1,080,000	1,054,829

Household Products 0.2%
Kimberly-Clark Corp., 3.95%, 11/1/2028	715,000	716,627

93

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Power and Renewable Electricity Producers 1.2%
Exelon Generation Co. LLC, 4.25%, 6/15/2022	$2,155,000	$2,179,461
Oglethorpe Power Corp., 5.05%, 10/1/2048 (a)	1,045,000	1,025,858
PSEG Power LLC, 3.85%, 6/1/2023	1,400,000	1,389,984

		4,595,303

Industrial Conglomerates 0.3%
Roper Technologies, Inc., 3.65%, 9/15/2023	1,225,000	1,214,032

Insurance 2.5%
Aflac, Inc., 4.75%, 1/15/2049	980,000	965,426
American Financial Group, Inc., 3.50%, 8/15/2026	1,075,000	996,181
American International Group, Inc., 3.30%, 3/1/2021	1,560,000	1,544,160
Assurant, Inc., 4.20%, 9/27/2023	565,000	561,929
Athene Holding Ltd., 4.13%, 1/12/2028	370,000	339,317
Brighthouse Financial, Inc., 3.70%, 6/22/2027	1,115,000	959,470
4.70%, 6/22/2047	805,000	621,008
Jackson National Life Global Funding, 3.88%, 6/11/2025 (a)	390,000	385,856
Marsh & McLennan Cos., Inc., 4.20%, 3/1/2048	685,000	616,278
Reliance Standard Life Global Funding II, 3.85%, 9/19/2023 (a)	1,780,000	1,769,628
Willis North America, Inc., 5.05%, 9/15/2048	1,045,000	1,006,934

		9,766,187

Internet & Direct Marketing Retail 0.4%
Expedia Group, Inc., 3.80%, 2/15/2028	1,580,000	1,430,089

IT Services 0.7%
Fiserv, Inc., 3.80%, 10/1/2023	460,000	459,102
IBM Credit LLC, 2.20%, 9/8/2022	1,075,000	1,015,937
Western Union Co. (The), 4.25%, 6/9/2023	1,240,000	1,237,819

		2,712,858

Machinery 1.1%
Kennametal, Inc., 4.63%, 6/15/2028	1,210,000	1,175,388
Nvent Finance Sarl, 4.55%, 4/15/2028	1,055,000	1,019,462
Timken Co. (The), 4.50%, 12/15/2028	660,000	642,213
Wabtec Corp., (ICE LIBOR USD 3 Month + 1.05%), 3.38%, 9/15/2021 (c)	420,000	420,711
4.70%, 9/15/2028	1,180,000	1,140,752

		4,398,526

Media 1.2%
Comcast Corp., 4.25%, 10/15/2030	1,330,000	1,311,788

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
Cox Communications, Inc., 3.15%, 8/15/2024 (a)	$1,075,000	$1,015,995
Interpublic Group of Cos., Inc. (The), 3.50%, 10/1/2020	310,000	309,657
Time Warner Cable LLC, 8.25%, 4/1/2019	2,000,000	2,040,571

		4,678,011

Multi-Utilities 0.4%
Consumers Energy Co., 4.35%, 4/15/2049	995,000	988,355
San Diego Gas & Electric Co., 4.15%, 5/15/2048	825,000	778,702

		1,767,057

Oil, Gas & Consumable Fuels 2.9%
Apache Corp., 4.38%, 10/15/2028	740,000	711,255
Enbridge Energy Partners LP, 4.38%, 10/15/2020	2,685,000	2,720,903
Eni SpA, Series X-R, 4.75%, 9/12/2028(a)	205,000	195,016
Enterprise Products Operating LLC, 4.15%, 10/16/2028	1,425,000	1,399,004
Kinder Morgan, Inc., 7.80%, 8/1/2031	1,600,000	1,942,249
MPLX LP, 4.90%, 4/15/2058	1,405,000	1,226,493
Petroleos Mexicanos, 6.38%, 2/4/2021	2,165,000	2,215,185
TransCanada PipeLines Ltd., 5.10%, 3/15/2049	1,200,000	1,196,233

		11,606,338

Pharmaceuticals 0.8%
AstraZeneca plc, 4.38%, 8/17/2048	740,000	675,804
Bayer US Finance II LLC, 3.38%, 7/15/2024 (a)	605,000	578,048
Pfizer, Inc., 3.20%, 9/15/2023	1,010,000	1,000,036
Zoetis, Inc., 4.45%, 8/20/2048	745,000	707,139

		2,961,027

Road & Rail 1.5%
Canadian National Railway Co., 3.65%, 2/3/2048	690,000	608,462
4.45%, 1/20/2049	980,000	990,081
CSX Corp., 4.30%, 3/1/2048	450,000	415,059
Penske Truck Leasing Co. LP, 4.13%, 8/1/2023 (a)	1,480,000	1,476,518
Ryder System, Inc., 3.75%, 6/9/2023	670,000	667,901
3.88%, 12/1/2023	1,055,000	1,053,620
Union Pacific Corp., 4.50%, 9/10/2048	790,000	765,319

		5,976,960

94

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Semiconductors & Semiconductor Equipment 0.3%
Marvell Technology Group Ltd., 4.20%, 6/22/2023	$940,000	$929,241
Microchip Technology, Inc., 3.92%, 6/1/2021 (a)	355,000	352,416

		1,281,657

Specialty Retail 0.6%
AutoNation, Inc., 3.50%, 11/15/2024	1,475,000	1,388,439
Best Buy Co., Inc., 4.45%, 10/1/2028	1,000,000	960,932

		2,349,371

Technology Hardware, Storage & Peripherals 1.0%
Hewlett Packard Enterprise Co., 3.50%, 10/5/2021	475,000	473,544
4.90%, 10/15/2025 (f)	1,540,000	1,566,122
Seagate HDD Cayman, 4.88%, 3/1/2024	685,000	648,065
Xerox Corp., 3.63%, 3/15/2023	1,295,000	1,185,941

		3,873,672

Textiles, Apparel & Luxury Goods 0.3%
Ralph Lauren Corp., 3.75%, 9/15/2025	1,160,000	1,138,136

Trading Companies & Distributors 0.8%
Air Lease Corp., 3.50%, 1/15/2022	125,000	123,594
3.88%, 7/3/2023	1,260,000	1,243,407
Aircastle Ltd., 4.40%, 9/25/2023	835,000	828,493
Aviation Capital Group LLC, 3.88%, 5/1/2023 (a)	835,000	825,212

		3,020,706

Wireless Telecommunication Services 0.2%
SK Telecom Co. Ltd., 3.75%, 4/16/2023 (a)	560,000	553,351
Vodafone Group plc, 4.13%, 5/30/2025	365,000	356,918

		910,269

Total Corporate Bonds (cost $196,592,478)		187,693,422

Foreign Government Securities 0.4%
CANADA 0.3%
Province of Saskatchewan, 9.38%, 12/15/2020	1,000,000	1,119,845

PANAMA 0.1%
Republic of Panama, 4.50%, 4/16/2050	465,000	428,962

Total Foreign Government Securities (cost $1,444,131)		1,548,807

Mortgage-Backed Securities 14.4%

	Principal Amount	Value

FNMA Pool
Pool# 292234 8.00%, 8/1/2024	$822	$823
Pool# 293495 8.00%, 9/1/2024	72	72
Pool# 303300 8.50%, 5/1/2025	3,759	4,000
Pool# 342718 6.50%, 5/1/2026	13,469	14,666
Pool# 250764 7.50%, 12/1/2026	36,524	39,217
Pool# 402854 6.00%, 12/1/2027	7,058	7,580
Pool# 251497 6.00%, 12/1/2027	338	363
Pool# 415652 6.50%, 3/1/2028	3,523	3,836
Pool# 432037 6.00%, 7/1/2028	37,263	40,017
Pool# 437979 6.00%, 8/1/2028	11,142	11,965
Pool# 446099 6.00%, 10/1/2028	6,041	6,488
Pool# 440738 6.00%, 12/1/2028	54,427	59,197
Pool# 450653 6.00%, 12/1/2028	53,780	57,754
Pool# 453865 6.00%, 12/1/2028	38,264	41,095
Pool# 252212 6.50%, 1/1/2029	89,254	97,766
Pool# 504076 6.50%, 6/1/2029	43,164	47,001
Pool# 484939 6.50%, 6/1/2029	10,184	11,089
Pool# 252570 6.50%, 7/1/2029	37,144	40,769
Pool# 506638 6.50%, 8/1/2029	15,567	16,951
Pool# 535300 6.50%, 5/1/2030	45,687	49,762
Pool# 539932 7.00%, 5/1/2030	6,177	6,177
Pool# AN3476 4.03%, 11/1/2031	4,112,579	4,130,744
Pool# 725027 5.00%, 11/1/2033	617,777	655,397
Pool# 725205 5.00%, 3/1/2034	207,790	220,156
Pool# AM6492 3.76%, 8/1/2034	2,356,830	2,315,321
Pool# AB8610 3.00%, 3/1/2043	3,226,924	3,080,412
Pool# AL5080 3.00%, 6/1/2043	8,974,211	8,570,645
Pool# AL8256 3.00%, 8/1/2043	5,719,220	5,461,648
Pool# AL7259 3.00%, 9/1/2043	7,167,506	6,839,051
Pool# MA3209 3.00%, 12/1/2047	5,530,073	5,235,647
Pool# MA3275 3.00%, 2/1/2048	5,552,687	5,256,906

95

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA TBA 4.00%, 12/25/2048	$3,590,000	$3,585,287
GNMA I Pool
Pool# 348637 7.50%, 5/15/2023	9,743	10,117
Pool# 354696 6.50%, 12/15/2023	6,118	6,672
Pool# 369270 6.50%, 12/15/2023	2,096	2,285
Pool# 368677 7.50%, 1/15/2024	10,937	11,406
Pool# 359986 7.50%, 1/15/2024	583	584
Pool# 362734 7.50%, 1/15/2024	217	219
Pool# 371909 6.50%, 2/15/2024	17,360	18,931
Pool# 392055 7.00%, 4/15/2024	4,949	4,954
Pool# 442138 8.00%, 11/15/2026	31,329	33,451
Pool# 439463 8.00%, 12/15/2026	2,633	2,649
Pool# 399109 7.50%, 2/15/2027	8,028	8,349
Pool# 435777 7.50%, 2/15/2027	2,995	3,014
Pool# 445661 7.50%, 7/15/2027	3,169	3,218
Pool# 443887 7.50%, 8/15/2027	5,365	5,446
Pool# 455381 7.50%, 8/15/2027	4,007	4,258
Pool# 450591 7.50%, 8/15/2027	711	727
Pool# 453295 7.50%, 8/15/2027	419	430
Pool# 446699 6.00%, 8/15/2028	22,212	23,793
Pool# 482748 6.00%, 9/15/2028	35,383	37,901
Pool# 460906 6.00%, 9/15/2028	9,712	10,403
Pool# 476969 6.50%, 1/15/2029	28,686	31,281
Pool# 781029 6.50%, 5/15/2029	107,669	118,567
Pool# 503106 6.50%, 6/15/2029	11,764	12,828
GNMA II Pool
Pool# 767673 4.64%, 4/20/2064 (b)	1,227,166	1,278,277
Pool# BA7614 4.54%, 5/20/2067 (b)	985,808	1,028,866
Pool# BC3943 4.45%, 6/20/2067 (b)	4,027,267	4,200,377
Pool# BB0088 4.70%, 7/20/2067 (b)	3,962,949	4,191,670

Total Mortgage-Backed Securities (cost $60,260,009)		56,958,475

U.S. Treasury Obligations 7.0%

	Principal Amount	Value

U.S. Treasury Bills 2.02%, 11/23/2018	$245,000	$244,678
2.11%, 1/17/2019	625,000	622,004
2.42%, 8/15/2019	1,000,000	979,830
2.55%, 9/12/2019	500,000	488,888
U.S. Treasury Bonds 4.25%, 5/15/2039	1,990,000	2,262,459
4.38%, 11/15/2039	2,400,000	2,774,812
3.00%, 8/15/2048	7,365,000	6,810,036
U.S. Treasury Notes 2.75%, 9/30/2020	4,010,000	4,000,602
2.88%, 9/30/2023	9,665,000	9,614,787

Total U.S. Treasury Obligations (cost $28,276,186)		27,798,096

Short-Term Investment 0.0%†

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (g)(h)	150,796	150,796

Total Short-Term Investment (cost $150,796)		150,796

Repurchase Agreement 0.3%

	Principal Amount

BNP Paribas Securities Corp. 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $1,258,725, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $1,284,203. (h)(i)	$1,258,648	$1,258,648

Total Repurchase Agreement (cost $1,258,648)		1,258,648

Total Investments (cost $409,745,712) — 99.8%		394,612,762

Other assets in excess of liabilities — 0.2%		630,881

NET ASSETS — 100.0%		$395,243,643

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $78,507,750 which represents 19.86% of net assets.

96

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2018.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(d)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $1,358,276, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $150,796 and $1,258,648, respectively, a total value of $1,409,444.

(e)	Security in default.

(f)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2018.

(g)	Represents 7-day effective yield as of October 31, 2018.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $1,409,444.

(i)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

97

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (Continued)

Futures contracts outstanding as of October 31, 2018 :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury Ultra Bond	105	12/2018	USD	15,667,969	(726,627)

					(726,627)

Short Contracts
U.S. Treasury 10 Year Note	(199)	12/2018	USD	(23,569,063)	268,415

					268,415

					(458,212)

At October 31, 2018, the Fund has $380,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

98

Statement of Assets and Liabilities

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
Assets:
Investment securities, at value* (cost $408,487,064)	$393,354,114
Repurchase agreement, at value (cost $1,258,648)	1,258,648
Cash	3,904,420
Deposits with broker for futures contracts	380,000
Interest receivable	2,279,856
Security lending income receivable	469
Receivable for investments sold	9,857,716
Receivable for capital shares issued	57,533
Prepaid expenses	28,131

Total Assets	411,120,887

Liabilities:
Payable for investments purchased	13,261,857
Distributions payable	48,802
Payable for capital shares redeemed	728,646
Payable for variation margin on futures contracts	56,281
Payable upon return of securities loaned (Note 2)	1,409,444
Accrued expenses and other payables:
Investment advisory fees	137,153
Fund administration fees	30,100
Distribution fees	4,674
Administrative servicing fees	135,263
Accounting and transfer agent fees	7,172
Trustee fees	1,312
Custodian fees	3,090
Compliance program costs (Note 3)	276
Professional fees	34,801
Printing fees	9,763
Other	8,610

Total Liabilities	15,877,244

Net Assets	$395,243,643

Represented by:
Capital	$417,476,352
Total distributable earnings (loss)	(22,232,709)

Net Assets	$395,243,643

99

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
Net Assets:
Class A Shares	$11,648,044
Class C Shares	3,413,350
Class R6 Shares	30,609,113
Institutional Service Class Shares	349,573,136

Total	$395,243,643

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,141,428
Class C Shares	336,509
Class R6 Shares	2,944,899
Institutional Service Class Shares	33,620,210

Total	38,043,046

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.20
Class C Shares (b)	$10.14
Class R6 Shares	$10.39
Institutional Service Class Shares	$10.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.43

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $1,358,276 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

100

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
INVESTMENT INCOME:
Interest income	$15,336,684
Income from securities lending (Note 2)	6,440

Total Income	15,343,124

EXPENSES:
Investment advisory fees	2,008,942
Fund administration fees	193,673
Distribution fees Class A	47,934
Distribution fees Class C	31,814
Administrative servicing fees Class A	32,376
Administrative servicing fees Class C	3,393
Administrative servicing fees Institutional Service Class	1,016,825
Registration and filing fees	62,455
Professional fees	64,405
Printing fees	37,796
Trustee fees	15,343
Custodian fees	18,313
Accounting and transfer agent fees	25,134
Compliance program costs (Note 3)	1,977
Other	16,235

Total Expenses	3,576,615

NET INVESTMENT INCOME	11,766,509

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(5,474,374)
Expiration or closing of futures contracts (Note 2)	118,512

Net realized losses	(5,355,862)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(19,102,702)
Futures contracts (Note 2)	(458,212)

Net change in unrealized appreciation/depreciation	(19,560,914)

Net realized/unrealized losses	(24,916,776)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,150,267)

The accompanying notes are an integral part of these financial statements.

101

Statements of Changes in Net Assets

	Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$11,766,509	$10,443,663
Net realized losses	(5,355,862)	(457,196)
Net change in unrealized appreciation/depreciation	(19,560,914)	(6,372,472)

Change in net assets resulting from operations	(13,150,267)	3,613,995

Distributions to Shareholders From:
Distributable earnings:
Class A	(424,110)	(797,964	)(a)
Class C	(77,964)	(166,250	)(a)
Class R6 (b)	(1,924,609)	(7,381,984	)(a)
Institutional Service Class	(9,604,923)	(7,945,137	)(a)

Change in net assets from shareholder distributions	(12,031,606)	(16,291,335)

Change in net assets from capital transactions	(202,716,269)	59,482,906

Change in net assets	(227,898,142)	46,805,566

Net Assets:
Beginning of year	623,141,785	576,336,219

End of year	$395,243,643	$623,141,785	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,537,368	$2,909,382
Dividends reinvested	392,900	761,399
Cost of shares redeemed	(15,000,308)	(4,891,494)

Total Class A Shares	(13,070,040)	(1,220,713)

Class C Shares
Proceeds from shares issued	273,328	354,051
Dividends reinvested	63,121	133,747
Cost of shares redeemed	(1,977,075)	(2,310,555)

Total Class C Shares	(1,640,626)	(1,822,757)

Class R6 Shares (b)
Proceeds from shares issued	10,827,114	36,138,802
Dividends reinvested	533,089	4,659,252
Cost of shares redeemed	(89,729,464)	(251,551,763)

Total Class R6 Shares	(78,369,261)	(210,753,709)

Institutional Service Class Shares
Proceeds from shares issued	34,846,106	323,976,548
Dividends reinvested	9,463,636	7,661,062
Cost of shares redeemed	(153,946,084)	(58,357,525)

Total Institutional Service Class Shares	(109,636,342)	273,280,085

Change in net assets from capital transactions	$(202,716,269)	$59,482,906

102

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	146,188	272,801
Reinvested	37,604	71,747
Redeemed	(1,451,554)	(458,069)

Total Class A Shares	(1,267,762)	(113,521)

Class C Shares
Issued	26,258	33,472
Reinvested	6,083	12,704
Redeemed	(190,587)	(218,179)

Total Class C Shares	(158,246)	(172,003)

Class R6 Shares (b)
Issued	1,003,800	3,322,247
Reinvested	50,205	433,744
Redeemed	(8,460,308)	(23,290,159)

Total Class R6 Shares	(7,406,303)	(19,534,168)

Institutional Service Class Shares
Issued	3,268,787	29,844,503
Reinvested	890,831	707,404
Redeemed	(14,470,098)	(5,356,908)

Total Institutional Service Class Shares	(10,310,480)	25,194,999

Total change in shares	(19,142,791)	5,375,307

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $548,957, $100,697, $4,374,946 and $6,004,485 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $249,007, $65,553, $3,007,038 and $1,940,652 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $28,679.

The accompanying notes are an integral part of these financial statements.

103

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$10.71	0.23	(0.50)	(0.27)	(0.24)	–	(0.24)	$10.20	(2.58%	)	$11,648,044	0.91%	2.16%	0.91%	289.06%
Year Ended October 31, 2017	$10.94	0.21	(0.12)	0.09	(0.22)	(0.10)	(0.32)	$10.71	0.90%		$25,793,140	0.89%	1.95%	0.89%	74.15%
Year Ended October 31, 2016	$10.69	0.21	0.28	0.49	(0.22)	(0.02)	(0.24)	$10.94	4.63%		$27,588,193	0.92%	1.96%	0.92%	57.39%
Year Ended October 31, 2015	$10.85	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.69	1.20%		$24,955,130	0.94%	1.90%	0.94%	43.07%
Period Ended October 31, 2014 (h)	$10.81	0.05	0.05	0.10	(0.06)	–	(0.06)	$10.85	0.89%		$28,261,628	0.97%	1.97%	1.02%	8.04%
Year Ended July 31, 2014	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%

Class C Shares
Year Ended October 31, 2018	$10.64	0.19	(0.50)	(0.31)	(0.19)	–	(0.19)	$10.14	(2.90%	)	$3,413,350	1.33%	1.79%	1.33%	289.06%
Year Ended October 31, 2017	$10.87	0.16	(0.12)	0.04	(0.17)	(0.10)	(0.27)	$10.64	0.47%		$5,264,883	1.34%	1.52%	1.34%	74.15%
Year Ended October 31, 2016	$10.62	0.17	0.28	0.45	(0.18)	(0.02)	(0.20)	$10.87	4.22%		$7,248,212	1.34%	1.55%	1.34%	57.39%
Year Ended October 31, 2015	$10.79	0.16	(0.09)	0.07	(0.17)	(0.07)	(0.24)	$10.62	0.67%		$6,683,010	1.39%	1.47%	1.39%	43.07%
Period Ended October 31, 2014 (h)	$10.75	0.04	0.04	0.08	(0.04)	–	(0.04)	$10.79	0.79%		$7,890,606	1.40%	1.56%	1.45%	8.04%
Year Ended July 31, 2014	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%

Class R6 Shares(i)
Year Ended October 31, 2018	$10.90	0.27	(0.50)	(0.23)	(0.28)	–	(0.28)	$10.39	(2.14%	)	$30,609,113	0.48%	2.51%	0.48%	289.06%
Year Ended October 31, 2017	$11.13	0.25	(0.12)	0.13	(0.26)	(0.10)	(0.36)	$10.90	1.27%		$112,873,555	0.50%	2.27%	0.50%	74.15%
Year Ended October 31, 2016	$10.88	0.25	0.28	0.53	(0.26)	(0.02)	(0.28)	$11.13	4.96%		$332,764,296	0.50%	2.28%	0.50%	57.39%
Year Ended October 31, 2015	$11.05	0.25	(0.09)	0.16	(0.26)	(0.07)	(0.33)	$10.88	1.48%		$78,221,429	0.50%	2.29%	0.50%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.05	0.11	(0.07)	–	(0.07)	$11.05	0.96%		$1,357,675	0.59%	2.21%	0.59%	8.04%
Period Ended July 31, 2014 (j)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Institutional Service Class Shares (k)
Year Ended October 31, 2018	$10.91	0.25	(0.51)	(0.26)	(0.25)	–	(0.25)	$10.40	(2.37%	)	$349,573,136	0.73%	2.31%	0.73%	289.06%
Year Ended October 31, 2017	$11.14	0.22	(0.11)	0.11	(0.24)	(0.10)	(0.34)	$10.91	1.02%		$479,210,207	0.74%	2.05%	0.74%	74.15%
Year Ended October 31, 2016	$10.89	0.23	0.28	0.51	(0.24)	(0.02)	(0.26)	$11.14	4.72%		$208,735,518	0.73%	2.13%	0.73%	57.39%
Year Ended October 31, 2015	$11.05	0.23	(0.08)	0.15	(0.24)	(0.07)	(0.31)	$10.89	1.42%		$453,413,985	0.69%	2.10%	0.69%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.04	0.10	(0.06)	–	(0.06)	$11.05	0.93%		$461,682,944	0.72%	2.17%	0.74%	8.04%
Year Ended July 31, 2014	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

104

Fund Commentary	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

For the annual period ended October 31, 2018, the Nationwide Loomis Short Term Bond Fund (Institutional Service Class*) returned 0.40% versus 0.34% for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Short-Term Bond (consisting of 536 funds as of October 31, 2018), was 0.29% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Economic activity in the United States was healthy during the reporting period. Aggregate demand continued to be healthy, as did the consumer, with low unemployment and rising wages. While we expect wage pressure to increase, we don’t expect core inflation to rise dramatically from current levels. U.S. interest rates moved higher during the reporting period, particularly in the front or short end of the yield curve, which resulted in a flatter yield curve. The U.S. 2-Year Treasury note rose from 1.61% as of November 30, 2017, to 2.87% as of October 31, 2018, or a rise in yield of 126 basis points (bps) during the past 11 months. The 10-Year Treasury note rose from a yield of 2.41% as of November 30, 2017, to a yield of 3.14% as of October 31, 2018, or a rise of almost three quarters of one percent (73 bps) during the reporting period. The Federal Reserve continued to tighten monetary policy, raising interest rates four times during the reporting period. Risk assets such as corporate bonds had a strong start to the period but lost ground from February through June and ended the period near the widest of the period. The Bloomberg Barclays Corporate Index OAS started the period at 97 bps over Treasuries only to increase to 124 bps in June and end the period at 118 bps. High-yield bonds, as measured by the Bloomberg Barclays U.S. High Yield Corporate Index, also rose in spread from 344 bps to 380 bps by the end of the reporting period. Sector performance from higher-quality assets such as asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) were mixed during the reporting period, with agency MBS underperforming.

Asset allocation decisions and security selection accounted for the bulk of relative Fund performance for the reporting period. A tilt toward longer key rate durations and away from shorter maturities also helped Fund performance during the period. The Fund’s decision to underweight risk-free assets and overweight assets such as corporate bonds positively contributed to Fund performance during the reporting period as shorter-dated corporate bonds outperformed risk-free assets. The Fund also was aided by security selection from non-investment-grade corporate bonds, ABS, CMBS and CMOs. An underweight to government-related securities and negative security selection from some corporate financials and utilities detracted from Fund performance during the reporting period.

The Fund continues to be positioned toward risk, favoring asset classes such as corporate bonds and securitized assets in the front end of the yield curve. The Fund’s yield continues to be greater than that of the Fund’s benchmark, and with the rising interest rate environment the Fund’s yield has improved almost 120 bps since the beginning of the reporting period. This puts the Fund’s yield well ahead of its duration and should positively impact future performance. We consider the U.S. economy to be healthy, and while corporate leverage is elevated, we believe the credit cycle remains in the late expansion phase. As of the end of the reporting period, the Fund’s largest risk was corporate bond risk. We continue to seek opportunities in areas where there is security differentiation, such as lower-quality investment-grade corporate bonds. In the front end of the yield curve, we seek opportunities in securitized assets such as ABS. These securities are backed by consumer obligations such as car loans or credit cards and offer favorable risk-adjusted returns. Agency-backed securitized assets also are held in the Fund, as a way to own high-quality assets with additional income over U.S. Treasurys. The Fund tends to favor securities with stable cashflows and avoid those with high sensitivities to volatile prepayments.

The Fund held U.S. Treasury futures during the reporting period. The impact on Fund performance from holding these securities was to

105

Fund Commentary	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

increase the yield curve/duration impact. During the reporting period, 11 basis points of total performance was attributed to yield curve and duration. The use of futures increased the effect by 4 bps.

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Christopher T. Harms;

Clifton V. Rowe, CFA;

and Kurt L. Wagner, CFA, CIC

*Performance is shown for the Fund’s Institutional Service Class because that share class now has more assets than the Fund’s Class A (which was previously shown for performance reporting).

The Fund is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

106

Fund Overview	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Asset Allocation†

Corporate Bonds	60.8%
Asset-Backed Securities	19.7%
Mortgage-Backed Securities	6.3%
Collateralized Mortgage Obligations	5.9%
U.S. Treasury Obligations	3.8%
Commercial Mortgage-Backed Securities	1.5%
Foreign Government Security	0.6%
Futures Contracts	0.1%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries††

Banks	16.0%
Consumer Finance	4.4%
Oil, Gas & Consumable Fuels	4.3%
Electric Utilities	2.9%
Capital Markets	2.8%
Health Care Providers & Services	2.7%
Insurance	2.2%
Pharmaceuticals	2.2%
Automobiles	2.1%
Beverages	2.1%
Other Industries	58.3%
100.0%

Top Holdings††

U.S. Treasury Notes, 2.88%, 10/15/2021	3.1%
JPMorgan Chase & Co., 4.25%, 10/15/2020	2.0%
American Express Credit Account Master Trust, 1.77%, 11/15/2022	1.8%
Nissan Auto Receivables Owner Trust, 1.75%, 10/15/2021	1.8%
Chase Issuance Trust, 1.49%, 7/15/2022	1.5%
GNMA, 2.36%, 10/20/2067	1.4%
Toyota Auto Receivables Owner Trust, 1.23%, 10/15/2020	1.4%
Toyota Auto Receivables Owner Trust, 1.73%, 2/16/2021	1.3%
FNMA, 2.50%, 5/1/2023	1.2%
FNMA, 3.00%, 5/1/2024	1.1%
Other Holdings	83.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

107

Fund Performance	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	0.24%	0.68%	1.90%
	w/ SC3	-2.03%	0.22%	1.67%
Class C1	w/o SC2	-0.26%	0.19%	1.42%
	w/ SC4	-1.26%	N/A	N/A
Class R6[5,6]		0.57%	1.00%	1.07%	[7]
Institutional Service Class[1,5,8]		0.40%	0.94%	2.16%
Bloomberg Barclays U.S. 1-3 Yr Gov’t/Credit Bond Index		0.34%	0.82%	1.66%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.78%
Class C	1.28%
Class R6	0.45%
Institutional Service Class	0.53%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

108

Fund Performance (cont.)	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Loomis Short Term Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Government/Credit Bond 1-3 Year Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Short Term Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

109

Shareholder Expense Example	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,009.10	3.95	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78
Class C Shares	Actual	(a)	1,000.00	1,006.40	6.42	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Class R6 Shares	Actual	(a)	1,000.00	1,010.70	2.28	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.94	2.29	0.45
Institutional Service Class Shares	Actual	(a)	1,000.00	1,010.40	2.58	0.51
	Hypothetical	(a)(b)	1,000.00	1,022.63	2.60	0.51

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

110

Statement of Investments

October 31, 2018

Nationwide Loomis Short-Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

Asset-Backed Securities 19.7%

	Principal Amount	Value

Airlines 0.4%
Delta Air Lines Pass-Through Trust, Series 2011-1, Class A, 5.30%, 4/15/2019	$1,004,018	$1,011,548

Automobiles 13.1%
ACC Trust, Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	181,308	181,411
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A, 2.97%, 3/20/2024 (a)	400,000	385,974
CarMax Auto Owner Trust, Series 2018-1, Class A3, 2.48%, 11/15/2022	900,000	888,076
CPS Auto Receivables Trust
Series 2018-A, Class C, 3.05%, 12/15/2023 (a)	120,000	118,393
Series 2018-D, Class B, 3.61%, 1/15/2033 (a)	1,010,000	1,009,690
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	800,000	798,522
Drive Auto Receivables Trust, Series 2018-1, Class B, 2.88%, 2/15/2022	1,930,000	1,926,939
DT Auto Owner Trust
Series 2018-3A, Class B, 3.56%, 9/15/2022 (a)	950,000	949,912
Series 2018-2A, Class C, 3.67%, 3/15/2024 (a)	755,000	753,667
Exeter Automobile Receivables Trust
Series 2018-1A, Class B, 2.75%, 4/15/2022 (a)	410,000	407,722
Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	800,000	797,109
Flagship Credit Auto Trust
Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	995,000	990,645
Series 2018-3, Class B, 3.59%, 12/16/2024 (a)	460,000	458,535
Ford Credit Auto Owner Trust, Series 2017-A, Class A2A, 1.33%, 12/15/2019	244,976	244,876
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.64%, 5/15/2023 (a)	770,000	769,843
GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	430,000	429,395
Hyundai Auto Receivables Trust, Series 2016-B, Class A3, 1.29%, 4/15/2021	2,736,395	2,708,121
NextGear Floorplan Master Owner Trust
Series 2018-1A, Class A2, 3.22%, 2/15/2023 (a)	610,000	605,108
Series 2018-2A, Class A2, 3.69%, 10/16/2023 (a)	580,000	581,234

Asset-Backed Securities (continued)

	Principal Amount	Value

Automobiles (continued)
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A3, 1.32%, 1/15/2021	$1,974,108	$1,957,694
Series 2017-B, Class A3, 1.75%, 10/15/2021	4,600,000	4,532,630
Santander Drive Auto Receivables Trust
Series 2018-1, Class B, 2.63%, 7/15/2022	630,000	625,701
Series 2018-2, Class B, 3.03%, 9/15/2022	820,000	815,475
Series 2018-4, Class B, 3.27%, 1/17/2023	530,000	528,899
Toyota Auto Receivables Owner Trust
Series 2016-D, Class A3, 1.23%, 10/15/2020	3,538,896	3,509,042
Series 2017-A, Class A3, 1.73%, 2/16/2021	3,500,000	3,472,521
United Auto Credit Securitization Trust, Series 2018-1, Class B, 2.76%, 10/13/2020 (a)	1,535,000	1,531,214
Westlake Automobile Receivables Trust
Series 2018-1A, Class B, 2.67%, 5/17/2021 (a)	765,000	760,407
Series 2018-3A, Class A2A, 2.98%, 1/18/2022 (a)	850,000	848,739
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A3, 2.83%, 7/15/2021	805,000	799,864

		34,387,358

Credit Card 3.2%
American Express Credit Account Master Trust, Series 2017-3, Class A, 1.77%, 11/15/2022	4,675,000	4,586,536
Chase Issuance Trust, Series 2016-A4, Class A4, 1.49%, 7/15/2022	4,000,000	3,891,532

		8,478,068

Other 2.5%
Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.70%, 1/21/2031 (a)	542,646	539,115
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.92%, 12/20/2029 (a)	890,000	876,175
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 3/14/2029 (a)	1,965,000	1,948,671
SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.63%, 10/20/2024 (a)	955,000	957,360
Sofi Consumer Loan Program Trust
Series 2018-1, Class A2, 3.14%, 2/25/2027 (a)	415,000	410,774
Series 2018-2, Class A2, 3.35%, 4/26/2027 (a)	1,240,000	1,235,499

111

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Short-Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/2023	$445,000	$444,720

		6,412,314

Student Loan 0.5%
Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.85%, 5/25/2033	630,000	623,303
Sofi Professional Loan Program LLC, Series 2018-A, Class A1, 2.63%, 2/25/2042 (a)(b)	583,098	583,193

		1,206,496

Total Asset-Backed Securities (cost $51,958,685)		51,495,784

Collateralized Mortgage Obligations 5.9%
FHLMC REMICS
Series 3755, Class AL, 1.50%, 11/15/2020	26,979	26,563
Series 3645, Class EH, 3.00%, 12/15/2020	4,924	4,916
Series 3852, Class EA, 4.50%, 12/15/2021	11,303	11,375
Series 4060, Class EA, 1.75%, 6/15/2022	190,862	185,856
Series 2611, Class HD, 5.00%, 5/15/2023	101,609	104,679
Series 3585, Class LA, 3.50%, 10/15/2024	23,157	23,203
Series 3609, Class LE, 3.00%, 12/15/2024	5,336	5,328
Series 3718, Class BC, 2.00%, 2/15/2025	57,872	57,018
Series 3721, Class PE, 3.50%, 9/15/2040	123,793	123,660
FNMA REMICS
Series 2010-95, Class BK, 1.50%, 2/25/2020	20,817	20,656
Series 2012-99, Class TC, 1.50%, 9/25/2022	252,267	245,723
Series 2012-100, Class WA, 1.50%, 9/25/2027	344,893	321,991
Series 2012-93, Class DP, 1.50%, 9/25/2027	320,104	302,387
Series 2010-66, Class QA, 4.50%, 8/25/2039	12,934	13,025
GNMA REMICS
Series 2004-76, Class QA, 4.00%, 1/20/2034	24,921	24,976
Series 2009-66, Class LG, 2.25%, 5/16/2039	15,484	15,402
Series 2009-104, Class KE, 2.50%, 8/16/2039	56,993	55,090
Series 2010-4, Class JC, 3.00%, 8/16/2039	31,897	31,894
Series 2009-88, Class QE, 3.00%, 9/16/2039	147,112	146,707

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Series 2011-39, Class NE, 3.50%, 9/16/2039	$139,395	$138,822
Series 2010-H22, Class FE, 2.46%, 5/20/2059 (b)	315,413	314,982
Series 2010-H02, Class FA, 2.91%, 2/20/2060 (b)	625,007	628,003
Series 2011-H11, Class FA, 2.61%, 3/20/2061 (b)	308,817	309,322
Series 2011-H23, Class HA, 3.00%, 12/20/2061	373,557	372,669
Series 2012-H18, Class NA, 2.63%, 8/20/2062 (b)	158,876	159,291
Series 2013-H02, Class FD, 2.45%, 12/20/2062 (b)	1,798,151	1,794,255
Series 2013-H14, Class FC, 2.58%, 6/20/2063 (b)	1,713,740	1,715,170
Series 2016-H13, Class FT, 2.69%, 5/20/2066 (b)	186,722	187,077
Series 2017-H14, Class FK, 2.67%, 5/20/2067 (b)	1,613,979	1,608,665
Series 2017-H24, Class FJ, 2.36%, 10/20/2067 (b)	3,574,689	3,567,973
Series 2017-H25, Class FD, 2.26%, 12/20/2067 (b)	2,792,499	2,783,803
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.47%, 12/25/2033 (b)	63,028	64,676

Total Collateralized Mortgage Obligations (cost $15,482,862)		15,365,157

Commercial Mortgage-Backed Securities 1.5%
FNMA ACES REMICS, Series 2012-M8, Class A1, 1.54%, 5/25/2022	18,793	18,438
Starwood Retail Property Trust, Series 2014-STAR, Class A, 3.50%, 11/15/2027 (a)(b)	346,363	346,410
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/2046	2,440,000	2,406,579
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (b)	1,015,000	1,040,290

Total Commercial Mortgage-Backed Securities (cost $3,954,188)		3,811,717

Corporate Bonds 60.8%
Aerospace & Defense 0.6%
General Dynamics Corp., 3.00%, 5/11/2021	775,000	769,536
Spirit AeroSystems, Inc., 4.60%, 6/15/2028	175,000	171,566
United Technologies Corp., 3.65%, 8/16/2023	705,000	698,399

		1,639,501

112

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Short-Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Airlines 0.6%
Delta Air Lines, Inc., 2.60%, 12/4/2020	$1,620,000	$1,583,823

Automobiles 2.1%
BMW US Capital LLC, 3.45%, 4/12/2023 (a)	750,000	740,015
Daimler Finance North America LLC, 1.75%, 10/30/2019 (a)	1,160,000	1,143,798
3.70%, 5/4/2023 (a)	380,000	375,721
Hyundai Capital America, 2.55%, 4/3/2020 (a)	1,670,000	1,639,615
Nissan Motor Acceptance Corp., 2.15%, 9/28/2020 (a)	1,735,000	1,692,328

		5,591,477

Banks 15.8%
AIB Group plc, 4.75%, 10/12/2023 (a)	685,000	682,809
ANZ New Zealand Int’l Ltd., 2.75%, 1/22/2021 (a)	1,560,000	1,531,108
Bank of Ireland Group plc, 4.50%, 11/25/2023 (a)	960,000	950,999

Banque Federative du Credit Mutuel SA, 3.75%, 7/20/2023 (a)	1,000,000	990,504
Barclays plc,
(ICE LIBOR USD 3 Month + 1.38%), 3.70%, 5/16/2024 (c)	1,455,000	1,442,662
BNP Paribas SA, 3.50%, 3/1/2023(a)	775,000	751,831
3.38%, 1/9/2025 (a)	235,000	219,667
Canadian Imperial Bank of Commerce, 2.70%, 2/2/2021	210,000	206,556
3.50%, 9/13/2023	585,000	577,378
Citibank NA, 2.10%, 6/12/2020	500,000	490,786
Citigroup, Inc., (ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	650,000	634,539
Citizens Bank NA, 2.20%, 5/26/2020	2,250,000	2,208,185
Comerica, Inc., 3.70%, 7/31/2023	930,000	921,294
Commonwealth Bank of Australia, 3.45%, 3/16/2023 (a)	680,000	672,060
Credit Agricole SA, 3.75%, 4/24/2023 (a)	1,195,000	1,167,478
Danske Bank A/S, 3.88%, 9/12/2023 (a)	1,225,000	1,191,014
Fifth Third Bank, 3.35%, 7/26/2021	1,370,000	1,363,469
HSBC Holdings plc, (ICE LIBOR USD 3 Month + 1.38%), 3.71%, 9/12/2026 (c)	1,395,000	1,404,305
ING Groep NV, 4.10%, 10/2/2023	1,330,000	1,321,099
JPMorgan Chase & Co., 4.25%, 10/15/2020	5,000,000	5,077,692
KeyCorp, 4.15%, 10/29/2025	440,000	441,239
Lloyds Banking Group plc, 4.05%, 8/16/2023	935,000	925,880

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Mitsubishi UFJ Financial Group, Inc., 2.67%, 7/25/2022	$685,000	$660,589
3.76%, 7/26/2023	1,390,000	1,382,776
Mizuho Financial Group, Inc., (ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (c)	1,380,000	1,373,252
National Bank of Canada, 2.15%, 6/12/2020	2,000,000	1,964,375
Santander Holdings USA, Inc., 3.70%, 3/28/2022	1,800,000	1,769,275
Santander UK plc, 2.50%, 1/5/2021	880,000	859,936
(ICE LIBOR USD 3 Month + 0.62%), 2.94%, 6/1/2021 (c)	545,000	547,167
Societe Generale SA, 3.25%, 1/12/2022 (a)	1,770,000	1,720,822
SunTrust Bank,
(ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (c)	1,545,000	1,529,469
(ICE LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/2021 (c)	1,045,000	1,044,515
Toronto-Dominion Bank (The), 3.25%, 6/11/2021	1,450,000	1,445,109
Westpac Banking Corp., 2.65%, 1/25/2021	1,445,000	1,420,293
2.80%, 1/11/2022	325,000	316,596
3.65%, 5/15/2023	45,000	44,778

		41,251,506

Beverages 2.1%
Bacardi Ltd., 4.45%, 5/15/2025 (a)	1,025,000	1,007,629
Constellation Brands, Inc., 3.20%, 2/15/2023	1,635,000	1,584,511
Molson Coors Brewing Co., 2.25%, 3/15/2020	2,970,000	2,924,356

		5,516,496

Biotechnology 0.6%
Amgen, Inc., 2.20%, 5/11/2020	1,665,000	1,638,427

Building Products 0.3%
American Woodmark Corp., 4.88%, 3/15/2026 (a)	95,000	88,231
Fortune Brands Home & Security, Inc., 4.00%, 9/21/2023	755,000	753,893

		842,124

Capital Markets 2.8%
Bank of New York Mellon Corp. (The), (ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (c)	1,770,000	1,706,209
Deutsche Bank AG, 2.70%, 7/13/2020	1,565,000	1,529,237
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	625,000	607,605
Lehman Brothers Holdings, Inc., 5.63%, 1/24/2013 (d)	500,000	9,800

113

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Short-Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
State Street Corp., 1.95%, 5/19/2021	$1,700,000	$1,640,869
UBS AG, 2.20%, 6/8/2020 (a)	1,770,000	1,736,873

		7,230,593

Chemicals 0.9%
Dow Chemical Co. (The), 8.55%, 5/15/2019	2,300,000	2,365,580

Consumer Finance 4.3%
American Express Co., 3.70%, 8/3/2023	965,000	956,450
American Honda Finance Corp., 2.00%, 2/14/2020	1,670,000	1,646,481
3.63%, 10/10/2023	1,300,000	1,299,712
Caterpillar Financial Services Corp., 3.15%, 9/7/2021	490,000	487,781
General Motors Financial Co., Inc., 3.55%, 4/9/2021	840,000	832,433
4.15%, 6/19/2023	1,005,000	987,959
Harley-Davidson Financial Services, Inc., 3.35%, 2/15/2023 (a)	955,000	928,635
John Deere Capital Corp., 3.65%, 10/12/2023	370,000	371,322
Navient Corp., 7.25%, 1/25/2022	890,000	925,600
6.75%, 6/15/2026	305,000	291,275
PACCAR Financial Corp., 1.20%, 8/12/2019	1,500,000	1,478,729
Springleaf Finance Corp., 5.25%, 12/15/2019	1,120,000	1,131,200

		11,337,577

Diversified Financial Services 0.8%
AXA Equitable Holdings, Inc., 3.90%, 4/20/2023 (a)	1,170,000	1,156,572
Nationwide Building Society, (ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024 (a)(c)	990,000	981,885

		2,138,457

Diversified Telecommunication Services 0.2%
AT&T, Inc., (ICE LIBOR USD 3 Month + 1.18%), 3.51%, 6/12/2024 (c)	515,000	516,429

Electric Utilities 2.8%
Alliant Energy Finance LLC, 3.75%, 6/15/2023 (a)	820,000	814,944
American Electric Power Co., Inc., 2.15%, 11/13/2020	1,635,000	1,593,700
Edison International, 2.13%, 4/15/2020	1,735,000	1,701,813
Electricite de France SA, 4.50%, 9/21/2028 (a)	1,375,000	1,329,410
Enel Finance International NV, 4.63%, 9/14/2025 (a)	775,000	732,577

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Korea Southern Power Co. Ltd., 3.00%, 1/29/2021 (a)	$1,270,000	$1,249,047

		7,421,491

Electronic Equipment, Instruments & Components 0.1%
Trimble, Inc., 4.15%, 6/15/2023	165,000	165,196

Equity Real Estate Investment Trusts (REITs) 1.8%
Digital Realty Trust LP, 2.75%, 2/1/2023	1,235,000	1,179,660
GLP Capital LP, 5.25%, 6/1/2025	1,010,000	1,015,060
iStar, Inc., 4.63%, 9/15/2020	1,235,000	1,225,738
Simon Property Group LP, 2.63%, 6/15/2022	1,165,000	1,126,154

		4,546,612

Food & Staples Retailing 0.9%
Kroger Co. (The), 1.50%, 9/30/2019	2,430,000	2,394,388

Food Products 1.6%
Bunge Ltd. Finance Corp., 4.35%, 3/15/2024	960,000	942,147
Conagra Brands, Inc., (ICE LIBOR USD 3 Month + 0.50%), 2.91%, 10/9/2020 (c)	200,000	199,435
4.60%, 11/1/2025	475,000	475,806
Kraft Heinz Foods Co., 4.00%, 6/15/2023	935,000	930,025
Mondelez International, Inc., 3.63%, 5/7/2023	735,000	726,038
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	1,070,000	997,775

		4,271,226

Gas Utilities 0.3%
CenterPoint Energy Resources Corp., 3.55%, 4/1/2023	750,000	741,523

Health Care Equipment & Supplies 1.1%
Becton Dickinson and Co., (ICE LIBOR USD 3 Month + 0.88%), 3.26%, 12/29/2020 (c)	1,440,000	1,441,150
Zimmer Biomet Holdings, Inc., (ICE LIBOR USD 3 Month + 0.75%), 3.09%, 3/19/2021 (c)	1,395,000	1,395,730

		2,836,880

Health Care Providers & Services 2.6%
CVS Health Corp., 3.70%, 3/9/2023	2,295,000	2,264,316
Express Scripts Holding Co., 4.75%, 11/15/2021	1,665,000	1,713,432
Halfmoon Parent, Inc., 3.75%, 7/15/2023 (a)	925,000	916,939
Humana, Inc., 2.50%, 12/15/2020	545,000	534,331

114

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Short-Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc., 3.50%, 6/15/2023	$1,425,000	$1,422,683

		6,851,701

Hotels, Restaurants & Leisure 0.6%
International Game Technology plc, 6.25%, 1/15/2027 (a)	200,000	196,250
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	1,460,000	1,435,004

		1,631,254

Household Durables 0.4%
DR Horton, Inc., 2.55%, 12/1/2020	720,000	703,219
William Lyon Homes, Inc., 6.00%, 9/1/2023	340,000	310,250

		1,013,469

Independent Power and Renewable Electricity Producers 0.7%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (a)	940,000	925,900
PSEG Power LLC, 3.85%, 6/1/2023	900,000	893,561

		1,819,461

Industrial Conglomerates 0.3%
Roper Technologies, Inc., 3.65%, 9/15/2023	815,000	807,703

Insurance 2.2%
American International Group, Inc., 2.30%, 7/16/2019	2,500,000	2,488,170
Assurant, Inc., 4.20%, 9/27/2023	305,000	303,342
Metropolitan Life Global Funding I, 2.05%, 6/12/2020 (a)	1,770,000	1,735,844
Reliance Standard Life Global Funding II, 3.85%, 9/19/2023 (a)	1,185,000	1,178,095

		5,705,451

Interactive Media & Services 0.4%
Baidu, Inc., 3.88%, 9/29/2023	1,030,000	1,016,517

Internet & Direct Marketing Retail 0.6%
eBay, Inc., 2.15%, 6/5/2020	1,670,000	1,640,527

IT Services 1.3%
DXC Technology Co., 2.88%, 3/27/2020	1,700,000	1,683,363
Fiserv, Inc., 3.80%, 10/1/2023	305,000	304,404
IBM Credit LLC, 2.20%, 9/8/2022	620,000	585,936
Western Union Co. (The), 4.25%, 6/9/2023	825,000	823,549

		3,397,252

Corporate Bonds (continued)

	Principal Amount	Value

Machinery 0.2%
Wabtec Corp.,
(ICE LIBOR USD 3 Month + 1.05%), 3.38%, 9/15/2021 (c)	$400,000	$400,678

Media 1.5%
Comcast Corp., 3.45%, 10/1/2021	1,350,000	1,349,357
DISH DBS Corp., 5.00%, 3/15/2023	990,000	866,250
Interpublic Group of Cos., Inc. (The), 3.50%, 10/1/2020	295,000	294,674
Time Warner Cable LLC, 8.25%, 4/1/2019	1,445,000	1,474,312

		3,984,593

Metals & Mining 0.3%
Commercial Metals Co., 5.75%, 4/15/2026 (a)	755,000	724,800

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Starwood Property Trust, Inc., 3.63%, 2/1/2021 (a)	240,000	233,100

Oil, Gas & Consumable Fuels 4.2%
Cheniere Energy Partners LP, 5.63%, 10/1/2026 (a)	585,000	576,225
Enbridge Energy Partners LP, 4.38%, 10/15/2020	2,285,000	2,315,554
Enterprise Products Operating LLC, 4.15%, 10/16/2028	945,000	927,761
EQM Midstream Partners LP, 4.75%, 7/15/2023	1,430,000	1,444,448
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019	1,580,000	1,576,970
Magellan Midstream Partners LP, 6.55%, 7/15/2019	2,200,000	2,251,475
MPLX LP, 3.38%, 3/15/2023	780,000	760,142
Phillips 66, (ICE LIBOR USD 3 Month + 0.60%), 2.91%, 2/26/2021 (c)	1,215,000	1,215,847

		11,068,422

Pharmaceuticals 2.1%
AstraZeneca plc, 3.50%, 8/17/2023	1,390,000	1,368,837
Bayer US Finance II LLC, 3.38%, 7/15/2024 (a)	385,000	367,849
Mylan NV, 2.50%, 6/7/2019	687,000	683,689
Pfizer, Inc., 3.20%, 9/15/2023	675,000	668,341
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/2019	2,535,000	2,503,653

		5,592,369

Road & Rail 1.2%
Avolon Holdings Funding Ltd., 5.13%, 10/1/2023 (a)	970,000	951,813

115

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Short-Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
Penske Truck Leasing Co. LP, 4.13%, 8/1/2023 (a)	$950,000	$947,765
Ryder System, Inc., 3.75%, 6/9/2023	425,000	423,669
3.88%, 12/1/2023	700,000	699,084

		3,022,331

Semiconductors & Semiconductor Equipment 0.3%
Marvell Technology Group Ltd., 4.20%, 6/22/2023	600,000	593,133
Microchip Technology, Inc., 3.92%, 6/1/2021 (a)	230,000	228,325

		821,458

Technology Hardware, Storage & Peripherals 0.1%
Hewlett Packard Enterprise Co., 3.50%, 10/5/2021	325,000	324,004

Tobacco 0.7%
BAT Capital Corp., 2.76%, 8/15/2022 (a)	1,770,000	1,694,158

Trading Companies & Distributors 1.0%
Air Lease Corp., 3.50%, 1/15/2022	1,380,000	1,364,475
Aircastle Ltd., 4.40%, 9/25/2023	555,000	550,675
Aviation Capital Group LLC, 3.88%, 5/1/2023 (a)	515,000	508,963
United Rentals North America, Inc., 6.50%, 12/15/2026	245,000	247,693

		2,671,806

Wireless Telecommunication Services 0.3%
SK Telecom Co. Ltd., 3.75%, 4/16/2023 (a)	315,000	311,260
Vodafone Group plc, 4.13%, 5/30/2025	480,000	469,372

		780,632

Total Corporate Bonds (cost $161,842,299)		159,230,992

Foreign Government Security 0.6%
JAPAN 0.6%
Japan Bank for International Cooperation, 2.13%, 11/16/2020	1,636,000	1,600,136

Total Foreign Government Security (cost $1,632,120)		1,600,136

Mortgage-Backed Securities 6.3%
FHLMC Gold Pool
Pool# E01497 5.50%, 11/1/2018	13	13

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G11712 4.50%, 7/1/2020	$41,647	$42,324
Pool# G18065 5.00%, 7/1/2020	5,130	5,200
Pool# G11723 5.50%, 7/1/2020	11,445	11,597
Pool# G14780 2.50%, 7/1/2023	1,390,436	1,359,930
Pool# G14899 3.00%, 11/1/2023	298,392	295,285
Pool# G13746 4.50%, 1/1/2025	155,597	160,062
Pool# J11719 4.00%, 2/1/2025	52,285	53,278
Pool# G13888 5.00%, 6/1/2025	47,430	49,205
Pool# J12635 4.00%, 7/1/2025	151,415	154,313
Pool# J12604 4.00%, 7/1/2025	145,199	147,945
Pool# G13908 4.00%, 10/1/2025	35,196	35,869
Pool# J19197 3.00%, 5/1/2027	415,467	409,949
Pool# G18437 3.00%, 6/1/2027	510,856	504,073
Pool# C00748 6.00%, 4/1/2029	12,841	14,108
Pool# C01418 5.50%, 10/1/2032	75,997	81,732
Pool# G01740 5.50%, 12/1/2034	42,488	45,705
Pool# G04342 6.00%, 4/1/2038	52,496	57,524
FHLMC Non Gold Pool
Pool# 972136 3.55%, 1/1/2034 (b)	99,500	104,988
Pool# 848191 3.91%, 12/1/2034 (b)	328,151	345,221
FNMA Pool
Pool# 735930 5.50%, 12/1/2018	4	4
Pool# AB4251 2.50%, 1/1/2022	58,852	57,427
Pool# AQ6703 2.50%, 11/1/2022	883,489	862,848
Pool# AL3620 2.50%, 5/1/2023	3,195,255	3,139,793
Pool# 981257 5.00%, 5/1/2023	78,428	80,869
Pool# MA1519 3.00%, 7/1/2023	1,175,158	1,165,851
Pool# MA1577 2.50%, 9/1/2023	1,029,945	1,012,000
Pool# AL5434 2.50%, 3/1/2024	1,348,651	1,325,178
Pool# MA1892 3.00%, 5/1/2024	2,963,226	2,938,489
Pool# 931892 4.50%, 9/1/2024	508,008	521,164

116

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis Short-Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AL0802 4.50%, 4/1/2025	$127,686	$132,002
Pool# AB2518 4.00%, 3/1/2026	94,107	95,776
Pool# AB4998 3.00%, 4/1/2027	733,437	724,196
Pool# MA1174 3.00%, 9/1/2027	103,103	101,804
Pool# 190307 8.00%, 6/1/2030	1,057	1,232
Pool# 253516 8.00%, 11/1/2030	798	918
Pool# 725773 5.50%, 9/1/2034	92,242	98,798
Pool# 815323 4.04%, 1/1/2035 (b)	97,565	100,749
Pool# 811773 5.50%, 1/1/2035	84,716	90,919
GNMA II Pool Pool# 5080, 4.00%, 6/20/2026	118,381	120,758

Total Mortgage-Backed Securities (cost $16,924,653)		16,449,096

U.S. Treasury Obligations 3.8%
U.S. Treasury Notes 2.25%, 3/31/2020	2,165,000	2,147,917
2.88%, 10/15/2021	7,920,000	7,907,006

Total U.S. Treasury Obligations (cost $10,049,466)		10,054,923

Total Investments (cost $261,844,273) — 98.6%		258,007,805

Other assets in excess of liabilities — 1.4%		3,780,005

NET ASSETS — 100.0%		$261,787,810

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $57,265,350 which represents 21.87% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2018.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(d)	Security in default.

ACES	Alternative Credit Enhancement Services

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

Futures contracts outstanding as of October 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 10 Year Note	(135)	12/2018	USD	(15,989,063)	203,883

					203,883

At October 31, 2018, the Fund had $157,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

117

Statement of Assets and Liabilities

October 31, 2018

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)
Assets:
Investment securities, at value (cost $261,844,273)	$258,007,805
Cash	3,420,937
Deposits with broker for futures contracts	157,000
Interest receivable	1,410,460
Receivable for investments sold	1,497,163
Receivable for capital shares issued	103,963
Receivable for variation margin on futures contracts	46,380
Reimbursement from investment adviser (Note 3)	6,091
Prepaid expenses	14,905

Total Assets	264,664,704

Liabilities:
Payable for investments purchased	1,469,413
Distributions payable	21,435
Payable for capital shares redeemed	1,184,460
Accrued expenses and other payables:
Investment advisory fees	79,875
Fund administration fees	26,956
Distribution fees	11,614
Administrative servicing fees	21,423
Accounting and transfer agent fees	7,019
Trustee fees	877
Custodian fees	2,137
Compliance program costs (Note 3)	183
Professional fees	33,371
Printing fees	9,867
Other	8,264

Total Liabilities	2,876,894

Net Assets	$261,787,810

Represented by:
Capital	$274,224,438
Total distributable earnings (loss)	(12,436,628)

Net Assets	$261,787,810

118

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)
Net Assets:
Class A Shares	$24,048,565
Class C Shares	9,932,901
Class R6 Shares	192,943,772
Institutional Service Class Shares	34,862,572

Total	$261,787,810

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,462,027
Class C Shares	1,004,594
Class R6 Shares	19,717,965
Institutional Service Class Shares	3,563,050

Total	26,747,636

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.77
Class C Shares (b)	$9.89
Class R6 Shares	$9.79
Institutional Service Class Shares	$9.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.99

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

119

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)
INVESTMENT INCOME:
Interest income	$7,313,978
Dividend income	667

Total Income	7,314,645

EXPENSES:
Investment advisory fees	1,041,789
Fund administration fees	147,382
Distribution fees Class A	76,599
Distribution fees Class C	87,765
Administrative servicing fees Class A	24,512
Administrative servicing fees Class C	8,191
Administrative servicing fees Institutional Service Class	31,734
Registration and filing fees	58,642
Professional fees	54,494
Printing fees	34,444
Trustee fees	8,936
Custodian fees	10,611
Accounting and transfer agent fees	24,596
Compliance program costs (Note 3)	1,130
Other	12,683

Total expenses before expenses reimbursed	1,623,508

Expenses reimbursed by adviser (Note 3)	(54,951)

Net Expenses	1,568,557

NET INVESTMENT INCOME	5,746,088

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(1,601,595)
Expiration or closing of futures contracts (Note 2)	(85,341)

Net realized losses	(1,686,936)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(3,186,350)
Futures contracts (Note 2)	203,883

Net change in unrealized appreciation/depreciation	(2,982,467)

Net realized/unrealized losses	(4,669,403)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,076,685

The accompanying notes are an integral part of these financial statements.

120

Statements of Changes in Net Assets

	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$5,746,088	$4,571,028
Net realized losses	(1,686,936)	(166,208)
Net change in unrealized appreciation/depreciation	(2,982,467)	(1,934,019)

Change in net assets resulting from operations	1,076,685	2,470,801

Distributions to Shareholders From:
Distributable earnings:
Class A	(527,944)	(774,819	)(a)
Class C	(142,953)	(101,003	)(a)
Class R6 (b)	(4,413,672)	(3,385,490	)(a)
Institutional Service Class	(864,162)	(859,207	)(a)

Change in net assets from shareholder distributions	(5,948,731)	(5,120,519)

Change in net assets from capital transactions	(70,859,090)	(49,078,015)

Change in net assets	(75,731,136)	(51,727,733)

Net Assets:
Beginning of year	337,518,946	389,246,679

End of year	$261,787,810	$337,518,946	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,371,857	$15,971,148
Dividends reinvested	493,770	574,110
Cost of shares redeemed	(29,962,484)	(38,510,003)

Total Class A Shares	(24,096,857)	(21,964,745)

Class C Shares
Proceeds from shares issued	1,008,535	2,332,653
Dividends reinvested	134,868	92,801
Cost of shares redeemed	(4,773,482)	(5,111,900)

Total Class C Shares	(3,630,079)	(2,686,446)

Class R6 Shares (b)
Proceeds from shares issued	8,044,763	14,604,490
Dividends reinvested	4,136,066	3,072,429
Cost of shares redeemed	(35,769,140)	(34,292,517)

Total Class R6 Shares	(23,588,311)	(16,615,598)

Institutional Service Class Shares
Proceeds from shares issued	19,278,419	41,575,107
Dividends reinvested	802,269	649,194
Cost of shares redeemed	(39,624,531)	(50,035,527)

Total Institutional Service Class Shares	(19,543,843)	(7,811,226)

Change in net assets from capital transactions	$(70,859,090)	$(49,078,015)

121

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	546,333	1,606,830
Reinvested	50,339	57,778
Redeemed	(3,039,990)	(3,877,864)

Total Class A Shares	(2,443,318)	(2,213,256)

Class C Shares
Issued	101,202	231,996
Reinvested	13,589	9,224
Redeemed	(480,006)	(508,198)

Total Class C Shares	(365,215)	(266,978)

Class R6 Shares (b)
Issued	815,460	1,466,925
Reinvested	421,022	308,608
Redeemed	(3,642,094)	(3,448,569)

Total Class R6 Shares	(2,405,612)	(1,673,036)

Institutional Service Class Shares
Issued	1,960,454	4,176,095
Reinvested	81,668	65,218
Redeemed	(4,030,455)	(5,025,815)

Total Institutional Service Class Shares	(1,988,333)	(784,502)

Total change in shares	(7,202,478)	(4,937,772)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $774,819, $101,003, $3,385,490 and $859,207 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated distributions in excess of net investment income of $54,643.

The accompanying notes are an integral part of these financial statements.

122

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund)

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$9.92	0.16	(0.14)	0.02	(0.17)	(0.17)	$9.77	0.24%	$24,048,565	0.78%	1.66%	0.80%	134.55%
Year Ended October 31, 2017	$9.99	0.10	(0.05)	0.05	(0.12)	(0.12)	$9.92	0.48%	$48,678,419	0.78%	1.03%	0.79%	48.34%
Year Ended October 31, 2016	$9.95	0.09	0.06	0.15	(0.11)	(0.11)	$9.99	1.49%	$71,125,657	0.77%	0.87%	0.78%	48.30%
Year Ended October 31, 2015	$10.00	0.07	(0.02)	0.05	(0.10)	(0.10)	$9.95	0.49%	$81,296,544	0.76%	0.74%	0.78%	34.54%
Period Ended October 31, 2014 (h)	$10.00	0.02	–	0.02	(0.02)	(0.02)	$10.00	0.20%	$99,815,537	0.75%	0.67%	0.78%	13.12%
Year Ended July 31, 2014	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%	$43,251,067	0.81%	0.72%	0.86%	52.08%

Class C Shares
Year Ended October 31, 2018	$10.04	0.11	(0.14)	(0.03)	(0.12)	(0.12)	$9.89	(0.26)%	$9,932,901	1.27%	1.15%	1.28%	134.55%
Year Ended October 31, 2017	$10.11	0.05	(0.05)	–	(0.07)	(0.07)	$10.04	(0.03)%	$13,758,670	1.28%	0.51%	1.28%	48.34%
Year Ended October 31, 2016	$10.07	0.04	0.06	0.10	(0.06)	(0.06)	$10.11	0.98%	$16,553,778	1.25%	0.38%	1.28%	48.30%
Year Ended October 31, 2015	$10.12	0.03	(0.03)	–	(0.05)	(0.05)	$10.07	0.04%	$17,967,265	1.20%	0.28%	1.28%	34.54%
Period Ended October 31, 2014 (h)	$10.13	–	–	–	(0.01)	(0.01)	$10.12	(0.01)%	$23,018,402	1.20%	0.20%	1.27%	13.12%
Year Ended July 31, 2014	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%	$19,025,184	1.26%	0.26%	1.30%	52.08%

Class R6 Shares (i)
Year Ended October 31, 2018	$9.94	0.20	(0.14)	0.06	(0.21)	(0.21)	$9.79	0.57%	$192,943,772	0.45%	2.02%	0.47%	134.55%
Year Ended October 31, 2017	$10.01	0.14	(0.06)	0.08	(0.15)	(0.15)	$9.94	0.81%	$219,909,663	0.45%	1.36%	0.45%	48.34%
Year Ended October 31, 2016	$9.97	0.12	0.06	0.18	(0.14)	(0.14)	$10.01	1.82%	$238,167,319	0.45%	1.20%	0.45%	48.30%
Year Ended October 31, 2015	$10.02	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.97	0.80%	$182,244,438	0.45%	1.04%	0.45%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	0.01	0.03	(0.03)	(0.03)	$10.02	0.28%	$263,999,606	0.45%	0.96%	0.46%	13.12%
Period Ended July 31, 2014 (j)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%	$256,250,943	0.48%	0.99%	0.48%	52.08%

Institutional Service Class Shares (k)
Year Ended October 31, 2018	$9.94	0.19	(0.15)	0.04	(0.20)	(0.20)	$9.78	0.40%	$34,862,572	0.52%	1.91%	0.54%	134.55%
Year Ended October 31, 2017	$10.01	0.13	(0.06)	0.07	(0.14)	(0.14)	$9.94	0.73%	$55,172,194	0.53%	1.28%	0.53%	48.34%
Year Ended October 31, 2016	$9.96	0.11	0.07	0.18	(0.13)	(0.13)	$10.01	1.85%	$63,399,925	0.52%	1.12%	0.52%	48.30%
Year Ended October 31, 2015	$10.01	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.96	0.76%	$91,631,542	0.49%	1.00%	0.49%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	–	0.02	(0.03)	(0.03)	$10.01	0.17%	$95,544,683	0.49%	0.92%	0.49%	13.12%
Year Ended July 31, 2014	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%	$83,068,672	0.54%	1.00%	0.59%	52.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

October 31, 2018

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2018, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the seven (7) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Fund (“Bond”)

- Nationwide California Intermediate Tax Free Bond Fund (formerly, Nationwide HighMark California Intermediate Tax Free Bond Fund) (“California Intermediate Tax Free Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Government Money Market Fund (“Government Money Market”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Loomis Core Bond Fund (formerly, Nationwide HighMark Bond Fund) (“Core Bond”)

- Nationwide Loomis Short Term Bond Fund (formerly, Nationwide HighMark Short Term Bond Fund) (“Short Term Bond”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Investor Class, Service Class and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Government Money Market seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. Government Money Market invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. Government Money Market will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

Government Money Market operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that Government Money Market invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, Government Money Market invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

Government Money Market does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may

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October 31, 2018

reserve the ability to subject Government Money Market to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because Government Money Market invests in short-term securities, Government Money Market’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Each of the Funds is a diversified fund as defined in the 1940 Act.

Effective November 13, 2017, Nationwide Highmark California Intermediate Tax Free Bond Fund was renamed “Nationwide California Intermediate Tax Free Bond Fund”, Nationwide Highmark Bond Fund was renamed “Nationwide Loomis Bond Fund”, Nationwide Highmark Short Term Bond Fund was renamed “Nationwide Loomis Short Term Bond Fund”.

Effective December 7, 2017, Nationwide Loomis Bond Fund was further renamed “Nationwide Loomis Core Bond Fund”.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

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October 31, 2018

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

Securities held by Government Money Market are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Government Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA

126

Notes to Financial Statements (Continued)

October 31, 2018

and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2018. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities
Airlines	$—	$9,980,880	$—	$9,980,880
Automobiles	—	23,195,577	—	23,195,577
Home Equity	—	11,576,395	—	11,576,395
Other	—	40,280,727	—	40,280,727
Total Asset-Backed Securities	$—	$85,033,579	$—	$85,033,579

127

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Collateralized Mortgage Obligations	$—	$16,159,164	$—	$16,159,164
Commercial Mortgage-Backed Securities	—	14,155,091	—	14,155,091
Corporate Bonds	—	148,253,627	—	148,253,627
Futures Contracts	42,163	—	—	42,163
Mortgage-Backed Securities	—	42,527,743	—	42,527,743
Municipal Bonds	—	1,472,176	—	1,472,176
U.S. Treasury Obligations	—	68,505,401	—	68,505,401
Total Assets	$42,163	$376,106,781	$—	$376,148,944
Liabilities:
Futures Contracts	$(1,991,007)	$—	$—	$(1,991,007)
Total Liabilities	$(1,991,007)	$—	$—	$(1,991,007)
Total	$(1,948,844)	$376,106,781	$—	$374,157,937

California Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$49,498,271	$—	$49,498,271
Short-Term Investment	414,216	—	—	414,216
Total	$414,216	$49,498,271	$—	$49,912,487

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Security	$—	$923,494	$—	$923,494
Collateralized Mortgage Obligations	—	15,319,617	—	15,319,617
Commercial Mortgage-Backed Security	—	8,401,751	—	8,401,751
Corporate Bonds	—	660,473,891	—	660,473,891
Mortgage-Backed Securities	—	212,371,110	—	212,371,110
Preferred Stocks
Consumer Finance	—	—	—	—
Insurance	3,402,635	—	—	3,402,635
Mortgage Real Estate Investment Trusts (REITs)	4,442,400	—	—	4,442,400
Thrifts & Mortgage Finance	209,300	—	—	209,300
Total Preferred Stocks	$8,054,335	$—	$—	$8,054,335
Repurchase Agreement	—	8,439,825	—	8,439,825
Short-Term Investment	1,011,159	—	—	1,011,159
U.S. Treasury Obligations	—	256,753,102	—	256,753,102
Total	$9,065,494	$1,162,682,790	$—	$1,171,748,284

128

Notes to Financial Statements (Continued)

October 31, 2018

Government Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	281,880,000	—	281,880,000
U.S. Government Agency Securities	—	209,878,546	—	209,878,546
U.S. Treasury Obligations	—	62,352,827	—	62,352,827
Total	$2,000,000	$554,111,373	$—	$556,111,373

Inflation-Protected Securities

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$2,650,042	$—	$2,650,042
Corporate Bond	—	1,979,446	—	1,979,446
Foreign Government Security	—	1,913,610	—	1,913,610
Futures Contracts	736,667	—	—	736,667
Mortgage-Backed Securities	—	3,933,925	—	3,933,925
U.S. Government Agency Securities	—	10,574,491	—	10,574,491
U.S. Treasury Obligations	—	218,035,499	—	218,035,499
Total Assets	$736,667	$239,087,013	$—	$239,823,680
Liabilities:
Futures Contracts	$(555,732)	$—	$—	$(555,732)
Total Liabilities	$(555,732)	$—	$—	$(555,732)
Total	$180,935	$239,087,013	$—	$239,267,948
Core Bond

	Level 1	Level 2	Level 3		Total
Assets:
Asset-Backed Securities
Airlines	$—	$2,883,176		$—	$2,883,176
Automobiles	—	21,393,105		—	21,393,105
Other	—	14,071,347		—	14,071,347
Student Loan	—	1,617,531		—	1,617,531
Total Asset-Backed Securities	$—	$39,965,159	$		$39,965,159
Collateralized Mortgage Obligations	$—	$51,225,342		$—	$51,225,342
Commercial Mortgage-Backed Securities	—	28,014,017		—	28,014,017
Corporate Bonds	—	187,693,422		—	187,693,422
Foreign Government Securities	—	1,548,807		—	1,548,807
Futures Contracts	268,415	—		—	268,415
Mortgage-Backed Securities	—	56,958,475		—	56,958,475
Repurchase Agreement	—	1,258,648		—	1,258,648
Short-Term Investment	150,796	—		—	150,796
U.S. Treasury Obligations	—	27,798,096		—	27,798,096
Total Assets	$419,211	$394,461,966		$—	$394,881,177
Liabilities:
Futures Contracts	$(726,627)	$—		$—	$(726,627)
Total Liabilities	$(726,627)	$—		$—	$(726,627)
Total	$(307,416)	$394,461,966		$—	$394,154,550

129

Notes to Financial Statements (Continued)

October 31, 2018

Short Term Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities
Airlines	$—	$1,011,548	$—	$1,011,548
Automobiles	—	34,387,358	—	34,387,358
Credit Card	—	8,478,068	—	8,478,068
Other	—	6,412,314	—	6,412,314
Student Loan	—	1,206,496	—	1,206,496
Total Asset-Backed Securities	$—	$51,495,784	$—	$51,495,784
Collateralized Mortgage Obligations	$—	$15,365,157	$—	$15,365,157
Commercial Mortgage-Backed Securities	—	3,811,717	—	3,811,717
Corporate Bonds	—	159,230,992	—	159,230,992
Foreign Government Security	—	1,600,136	—	1,600,136
Futures Contracts	203,883	—	—	203,883
Mortgage-Backed Securities	—	16,449,096	—	16,449,096
U.S. Treasury Obligations	—	10,054,923	—	10,054,923
Total	$203,883	$258,007,805	$—	$258,211,688

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3

During the year ended October 31, 2018, Core Plus Bond held one preferred stock investment that was categorized as Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/depreciation from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

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Notes to Financial Statements (Continued)

October 31, 2018

(c)	Options

Bond purchased and wrote put options on futures contracts. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of options serves as a short hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When a Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When a Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other

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Notes to Financial Statements (Continued)

October 31, 2018

options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Bond’s options contracts written are disclosed in the Statement of Operations under “Net realized gains (losses) from expiration or closing of option contracts written”.

Bond’s purchased options are disclosed in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

At October 31, 2018, Bond had no open option contracts.

(d)	Futures Contracts

Bond, Core Bond, Short Term Bond and Inflation-Protected Securities are subject to interest rate risk in the normal course of pursuing their objectives. Bond, Core Bond, Short Term Bond and Inflation-Protected Securities entered into financial futures contracts (“futures contracts”) to gain exposure to and/ or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

132

Notes to Financial Statements (Continued)

October 31, 2018

Short Term Bond and Inflation-Protected Securities’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” Bond and Core Bond futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2018

Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Unrealized appreciation from futures contracts	$42,163
Total		$42,163
Liabilities:
Futures Contracts(a) Interest rate risk	Unrealized depreciation from futures contracts	$(1,991,007)
Total		$(1,991,007)

Inflation-Protected Securities

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Unrealized appreciation from futures contracts	$736,667
Total		$736,667
Liabilities:
Futures Contracts(a) Interest rate risk	Unrealized depreciation from futures contracts	$(555,732)
Total		$(555,732)

Core Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Unrealized appreciation from futures contracts	$268,415
Total		$268,415
Liabilities:
Futures Contracts(a) Interest rate risk	Unrealized depreciation from futures contracts	$(726,627)
Total		$(726,627)

133

Notes to Financial Statements (Continued)

October 31, 2018

Short-Term Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Unrealized appreciation from futures contracts	$203,883
Total		$203,883
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

Bond

Realized Gains (Losses):	Total
Purchased Options Interest rate risk	$(673,334)
Written Options Interest rate risk	54,934
Futures Contracts Interest rate risk	1,596,483
Total	$978,083

Inflation-Protected Securities

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$528,457
Total	$528,457

Core Bond

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$118,512
Total	$118,512

Short-Term Bond

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$(85,341)
Total	$(85,341)

134

Notes to Financial Statements (Continued)

October 31, 2018

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2018

Bond

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a) Interest rate risk	$176,080
Futures Contracts Interest rate risk	$(1,868,631)
Total	$(1,692,551)

Inflation-Protected Securities

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$217,629
Total	$217,629

Core Bond

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$(458,212)
Total	$(458,212)

Short-Term Bond

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$203,883
Total	$203,883
(a)	Purchased options are disclosed in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2018:

Bond

Options:
Average Value Purchased	$48,606
Average Value Written	$5,649
Average Number of Purchased Option Contracts	66
Average Number of Written Option Contracts	35
Futures Contracts:
Average Notional Balance Long	$53,184,601
Average Notional Balance Short	$59,399,364

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Notes to Financial Statements (Continued)

October 31, 2018

Inflation-Protected Securities

Futures Contracts:
Average Notional Balance Long	$9,728,334
Average Notional Balance Short	$13,408,818

Core Bond

Futures Contracts:
Average Notional Balance Long	$10,592,153
Average Notional Balance Short	$4,739,339

Short-Term Bond

Futures Contracts:
Average Notional Balance Long	$8,378,928
Average Notional Balance Short	$10,143,282

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At October 31, 2018, Bond, Core Bond, Short Term Bond and Inflation-Protected Securities have entered into futures contracts. The futures contract agreements do not provide for netting arrangements.

(e)	TBA

The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(f)	Securities Lending

During the year ended October 31, 2018, Bond, Core Plus Bond and Core Bond entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously

136

Notes to Financial Statements (Continued)

October 31, 2018

seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2018, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Core Plus Bond	$9,450,984
Core Bond	1,409,444

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Funds’ total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2018, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2018, Bond did not have any portfolio securities on loan.

(g)	Joint Repurchase Agreements

During the year ended October 31, 2018, Core Plus Bond and Core Bond, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance

137

Notes to Financial Statements (Continued)

October 31, 2018

from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2018, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $180,310,968, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $183,960,750.

At October 31, 2018, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Core Plus Bond	BNP Paribas Securities Corp.	$8,439,825	$—	$8,439,825	$(8,439,825)	$—
Core Bond	BNP Paribas Securities Corp.	1,258,648	—	1,258,648	(1,258,648)	—

Amounts designated as “—” are zero.

*

At October 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At October 31, 2018, Bond did not invest in any repurchase agreements.

During the year ended October 31, 2018, Government Money Market, along with another series of Nationwide Variable Insurance Trust (“NVIT”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), Government Money Market’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in

138

Notes to Financial Statements (Continued)

October 31, 2018

such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, Government Money Market has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Government Money Market may be delayed or limited.

At October 31, 2018, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $100,006,139, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.50%, maturing 11/30/2018 - 6/1/2048; total market value $102,631,165.

BNP Paribas SA, 2.22%, dated 9/12/2018, due 12/17/2018, repurchase price $20,118,400, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 5.50%, maturing 1/31/2020 - 11/15/2048; total market value $20,518,254.

BNP Paribas SA, 2.26%, dated 9/26/2018, due 12/26/2018, repurchase price $35,199,947, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.63%, maturing 11/8/2018 - 2/15/2021; total market value $35,901,306.

ING Financial Markets LLC, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $435,226,716, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 6.50%, maturing 11/1/2019 - 11/1/2048; total market value $443,931,251.

Natixis Financial Products LLC, 2.30%, dated 10/17/2018, due 1/17/2019, repurchase price $50,293,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 8.75%, maturing 11/23/2018 - 8/15/2045; total market value $51,299,772.

Natixis Financial Products LLC, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $50,003,069, collateralized by U.S. Government Agency and Treasury Securities, ranging from 0.00% - 6.00%, maturing 11/23/2018 - 4/1/2056; total market value $51,062,012.

Wells Fargo Securities LLC, 2.21%, dated 10/31/2018, due 11/1/2018, repurchase price $444,027,257, collateralized by U.S. Government Agency and Treasury Securities, ranging from 2.13% - 5.00%, maturing 8/1/2033 - 9/20/2048; total market value $453,470,699.

At October 31, 2018, Government Money Market’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Government Money Market	ABN Amro Bank NV	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
Government Money Market	BNP Paribas SA	5,000,000	—	5,000,000	(5,000,000)	—

139

Notes to Financial Statements (Continued)

October 31, 2018

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Government Money Market	BNP Paribas SA	$10,000,000	$—	$10,000,000	$(10,000,000)	$—
Government Money Market	ING Financial Markets LLC	99,880,000	—	99,880,000	(99,880,000)	—
Government Money Market	Natixis Financial Products LLC	12,000,000	—	12,000,000	(12,000,000)	—
Government Money Market	Natixis Financial Products LLC	25,000,000	—	25,000,000	(25,000,000)	—
Government Money Market	Wells Fargo Securities LLC	80,000,000	—	80,000,000	(80,000,000)	—

Amounts designated as “—” are zero.

*

At October 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in each joint repo. Please refer to the Statement of Investments for Government Money Market’s undivided interest in each joint repo and related collateral.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. In the event that a deflation reduction exceeds total interest income, the amount characterized as deflation is recorded as an increase to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on

140

Notes to Financial Statements (Continued)

October 31, 2018

estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, California Intermediate Tax Free Bond, Core Plus Bond, Government Money Market, Core Bond, and Short Term Bond and declared and paid quarterly for Inflation-Protected Securities. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to amortization and accretion adjustments, merger transactions, paydown reclass and redesignation of distributions. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2018 were as follows:

Fund	Capital	Total distributable earnings (loss)
Bond	$—	$—
California Intermediate Tax Free Bond	—	—
Core Plus Bond	3,280,244	(3,280,244)
Government Money Market	—	—
Core Bond	—	—
Short Term Bond	—	—
Inflation-Protected Securities	1,475,640	(1,475,640)

Amounts designated as “—” are zero or have rounded to zero.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

141

Notes to Financial Statements (Continued)

October 31, 2018

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2018, the subadviser for each Fund is as follows:

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
California Intermediate Tax Free Bond	Massachusetts Financial Services Company(b)
Core Plus Bond	Thompson, Siegel & Walmsley LLC
Government Money Market	Federated Investment Management Company
Inflation-Protected Securities	NWAM(a)
Core Bond	Loomis, Sayles & Company, LP(c)
Short Term Bond	Loomis, Sayles & Company, LP(c)
(a)	NWAM is an affiliate of NFA.
(b)

Effective November 13, 2017, Massachusetts Financial Services Company, d/b/a MFS Investment Management was appointed as subadviser to the Fund. Effective November 13, 2017, HighMark Capital Management, Inc. was terminated and ceased serving as subadviser to the Fund.

(c)

Effective November 13, 2017, Loomis, Sayles & Company, LP was appointed as subadviser to the Fund. Effective November 13, 2017, HighMark Capital Management, Inc. was terminated and ceased serving as subadviser to the Fund.

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Notes to Financial Statements (Continued)

October 31, 2018

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2018, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%
California Intermediate Tax Free Bond	Up to $250 million	0.45%
	$250 million and more	0.40%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	$1 billion and more	0.40%
Government Money Market	Up to $1 billion	0.30%
	$1 billion up to $2 billion	0.28%
	$2 billion up to $5 billion	0.26%
	$5 billion and more	0.24%
Inflation-Protected Securities	Up to $1 billion	0.25%
	$1 billion and more	0.23%
Core Bond	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%

For the year ended October 31, 2018, the effective advisory fee rates before and after expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

FUND	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Bond	0.40%	N/A	0.33%
California Intermediate Tax Free Bond	0.45	N/A	0.23
Core Plus Bond	0.43	0.43%	0.43
Government Money Market	0.30	N/A	0.30
Inflation-Protected Securities	0.25	N/A	0.16
Core Bond	0.40	N/A	0.40
Short Term Bond	0.35	N/A	0.33

N/A—Not Applicable.

*	Voluntary waivers may be discontinued at any time at the discretion of NFA.

143

Notes to Financial Statements (Continued)

October 31, 2018

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $12,566,722 during the year ended October 31, 2018.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 28, 2019.

Fund	Classes	Amount (annual rate)
Bond	All Classes	0.44%
California Intermediate Tax Free Bond	All Classes	0.49
Core Plus Bond	All Classes	0.70
Government Money Market	Class R6	0.59
	Investor Shares	0.59
	Service Class	0.59	(a)
	Institutional Service Class	0.30
	Class R6	0.30
Inflation-Protected Securities	Class A	0.21	(b)
Core Bond	All Classes	0.65
Short Term Bond	All Classes	0.45
(a)	Effective through February 28, 2019, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.
(b)	Effective through December 31, 2019, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.21%.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2018, the cumulative potential reimbursements for the Funds, listed by year in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
Bond	$404,470	$333,838	$270,795	$1,009,103
California Intermediate Tax Free Bond(a)	117,339	184,934	192,620	494,893
Core Plus Bond	—	—	—	—

144

Notes to Financial Statements (Continued)

October 31, 2018

Fund	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
Government Money Market	$—	$—	$543	$543
Inflation-Protected Securities	129,005	169,094	212,067	510,166
Core Bond(a)	—	—	—	—
Short Term Bond(a)	1,695	9,796	54,951	66,442

Amounts designated as “—“are zero or have been rounded to zero.

(a)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NVIT, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2018, NFM earned $1,329,373 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2018, the Funds’ aggregate portion of such costs amounted to $12,876.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for

145

Notes to Financial Statements (Continued)

October 31, 2018

expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)	Service Class Shares
Bond	0.25%	1.00%	0.50%	N/A
California Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
Core Plus Bond	0.25	N/A	N/A	N/A
Government Money Market	N/A	N/A	N/A	0.15%
Inflation-Protected Securities	0.25	N/A	N/A	N/A
Core Bond	0.25	0.75	N/A	N/A
Short Term Bond	0.25	0.75	N/A	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Core Plus Bond Class A sales charges range from 0.00% to 4.25%, and Bond, California Intermediate Tax Free Bond, Core Bond, Short Term Bond, and Inflation-Protected Securities Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2018, the Funds imposed front-end sales charges of $40,779. From these fees, NFD retained a portion amounting to $5,627.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond, Core Plus Bond, and Inflation-Protected Securities and 0.50% for California Intermediate Tax Free Bond, Core Bond, and Short Term Bond. Class C CDSCs are 1.00% for Bond, California Intermediate Tax Free Bond, Core Bond, and Short Term Bond. During the year ended October 31, 2018, the Funds imposed CDSCs of $930. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Investor Shares, Institutional Service Class, and Service Class shares of each of the Funds.

146

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, the effective rates for administrative service fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service	Investor	Service Class
Bond	0.05%	0.05%	0.13%	0.06%	N/A	N/A
California Intermediate Tax Free Bond	0.06	0.06	N/A	0.08	N/A	N/A
Core Plus Bond	0.12	N/A	N/A	0.12	N/A	N/A
Government Money Market	N/A	N/A	N/A	N/A	0.09%	0.15%
Inflation-Protected Securities	0.12	N/A	N/A	0.12	N/A	N/A
Core Bond	0.17	0.08	N/A	0.25	N/A	N/A
Short Term Bond	0.08	0.07	N/A	0.07	N/A	N/A

N/A — Not Applicable.

For the year ended October 31, 2018, each Fund’s total administrative service fees were as follows:

Fund	Amount
Bond	$34,723
California Intermediate Tax Free Bond	42,528
Core Plus Bond	44,076
Government Money Market	276,862
Inflation-Protected Securities	40,664
Core Bond	1,052,594
Short Term Bond	64,437

As of October 31, 2018, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	86.89%
California Intermediate Tax Free Bond	—
Core Plus Bond	87.52
Government Money Market	28.74
Inflation-Protected Securities	89.47
Core Bond	85.05
Short Term Bond	71.87

Amounts designated as “—” are zero or have been rounded to zero.

4.  Line of Credit, Interfund Lending, and Earnings Credit

The Trust, excluding Government Money Market, and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be

147

Notes to Financial Statements (Continued)

October 31, 2018

payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended October 31, 2018, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2018, none of the Funds engaged in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended October 31, 2018, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond	$183,487,295	$195,646,223
California Intermediate Tax Free Bond	17,762,214	104,507,755
Core Plus Bond	934,169,613	896,388,738
Inflation-Protected Securities	32,873,799	37,315,943
Core Bond	1,435,034,040	1,624,634,184
Short Term Bond	395,629,691	465,471,778
*	Includes purchases and sales of long-term U.S. Government securities, if any.

148

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$68,369,986	$35,381,305
California Intermediate Tax Free Bond	—	—
Core Plus Bond	440,555,953	370,424,774
Core Bond	320,680,435	510,732,369
Inflation-Protected Securities	45,521,208	34,747,023
Short Term Bond	75,335,722	90,108,942

Amounts designated as “—” are zero or have been rounded to zero.

6.  Portfolio Investment Risks

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal

149

Notes to Financial Statements (Continued)

October 31, 2018

National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

150

Notes to Financial Statements (Continued)

October 31, 2018

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Bank Loans

The bank loans in which the Funds invest are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Funds, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Concentration of Credit Risk

As of the date of these financial statements, the California Intermediate Tax-Free Bond Fund invests in debt securities issued by the State of California and its political subdivisions. The ability of the issuers of the securities held by these Funds to meet their obligations may be affected by economic and political developments in their respective states.

Other

California Intermediate Tax Free Bond may invest through an omnibus account at the Fund’s custodian, JPMorgan, any un-invested cash on a daily basis into the following money market fund: Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Shares. As with investments in any

151

Notes to Financial Statements (Continued)

October 31, 2018

money market fund, the Fund’s investment in the aforementioned money market fund is neither guaranteed nor insured, and shares of this money market fund may decline in value, causing losses to the Fund.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

152

Notes to Financial Statements (Continued)

October 31, 2018

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended October 31, 2018.

9.  Other

As of October 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	52.18%	3	(a)
California Intermediate Tax Free Bond	56.06	3
Core Plus Bond	26.60	2	(a)
Government Money Market	45.88	2
Inflation-Protected Securities	50.91	4	(a)
Core Bond	78.59	2	(a)
Short Term Bond	71.14	3	(a)
(a)	All or a portion of the accounts are the accounts of affiliated funds.

10.  Merger

At close of business on December 1, 2017, Nationwide Core Plus Bond Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide High Yield Bond Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 14, 2017. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 2,444,701 shares of the Acquiring Fund, valued at $24,993,072, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $23,364,698 and identified cost of $22,972,516 at December 1, 2017, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $1,216,925,715. The net assets of the Acquiring Fund immediately following the acquisition were $1,241,918,787. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class R6 and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class C shares of the Target Fund received a number of shares proportional to their ownership of Class A of the Acquiring Fund.

153

Notes to Financial Statements (Continued)

October 31, 2018

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide High Yield Bond Fund				$392,182
Class A	2,827,578	$16,686,333	$5.9013
Class C	658,129	3,904,599	5.9329
Class R6	651,084	3,865,760	5.9374
Institutional Service Class	90,211	536,380	5.9458
Acquiring Fund
Nationwide Core Plus Bond Fund				$3,949,287
Class A	481,662	$4,923,653	$10.2222
Class R6	116,903,021	1,195,740,439	10.2285
Institutional Service Class	1,589,281	16,261,623	10.2321
After Reorganization
Nationwide Core Plus Bond Fund				$4,341,469
Class A	2,496,003	$25,514,585	$10.2222
Class R6	117,280,959	1,199,606,199	10.2285
Institutional Service Class	1,641,702	16,798,003	10.2321

The following pro forma information for the year ended October 31, 2018 is provided as though the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period for the Fund:

●	Net investment income $39,503,127;

●	Net losses on investments $(12,966,359);

●	Net change in unrealized appreciation/depreciation $(46,963,150); and

●	Net decrease in net assets resulting from operations $(20,426,150).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since December 1, 2017.

At close of business on December 1, 2017, Nationwide Inflation-Protected Securities Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide Government Bond Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 14, 2017. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 3,845,575 shares of the Acquiring Fund, valued at $37,682,265, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $37,383,873 and identified cost of $36,942,291 at December 1, 2017, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $214,149,561. The net assets of the Acquiring Fund

154

Notes to Financial Statements (Continued)

October 31, 2018

immediately following the acquisition were $251,831,826. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class C and Class R shares of the Target Fund received a number of shares proportional to their ownership of Class A of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide Government Bond Fund				$441,582
Class A	1,074,593	$10,657,212	$9.9174
Class C	32,850	325,647	9.9131
Class R	37,243	369,426	9.9195
Institutional Service Class	2,654,363	26,329,980	9.9195
Acquiring Fund
Nationwide Inflation-Protected Securities Fund				$(2,660,215)
Class A	113,437	$1,106,626	$9.7554
Class R6	21,638,301	212,612,700	9.8258
Institutional Service Class	43,822	430,235	9.8177
After Reorganization
Nationwide Inflation-Protected Securities Fund				$(2,218,633)
Class A	1,277,125	$12,458,911	$9.7554
Class R6	21,638,301	212,612,700	9.8258
Institutional Service Class	2,725,709	26,760,215	9.8177

The following pro forma information for the year ended October 31, 2018 is provided as though the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period for the Fund:

●	Net investment income $6,231,721;

●	Net losses on investments $545,490;

●	Net change in unrealized appreciation/depreciation $(9,634,416); and

●	Net decrease in net assets resulting from operations $(2,857,205).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since December 1, 2017.

155

Notes to Financial Statements (Continued)

October 31, 2018

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from			Total Tax-exempt Distributions		Total Distributions Paid
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions		Return of Capital
Bond	$11,939,787	$—	$11,939,787	$—	$—	11,939,787
California Intermediate Tax Free Bond	75,576	1,950,339	2,025,915	1,950,647	—	3,976,562
Core Plus Bond	40,562,148	—	40,562,148	—	—	40,562,148
Government Money Market	6,444,955	—	6,444,955	—	—	6,444,955
Inflation-Protected Securities	4,593,852	—	4,593,852	—	—	4,593,852
Core Bond	12,031,606	—	12,031,606	—	—	12,031,606
Short Term Bond	5,948,731	—	5,948,731	—	—	5,948,731

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from			Total Tax-exempt Distributions		Total Distributions Paid
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions		Return of Capital
Bond	$16,658,089	$160,453	$16,818,542	$—	$—	16,818,542
California Intermediate Tax Free Bond	501	2,467,551	2,468,052	3,111,878	—	5,579,930
Core Plus Bond	37,462,746	—	37,462,746	—	—	37,462,746
Government Money Market	1,909,383	—	1,909,383	—	—	1,909,383
Inflation-Protected Securities	2,702,715	—	2,702,715	—	—	2,702,715
Core Bond	11,348,083	4,943,252	16,291,335	—	—	16,291,335
Short Term Bond	5,120,519	—	5,120,519	—	—	5,120,519

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

156

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond	$815,308	$—	$—	$815,308	$(985,988)	$(9,096,081)	$(10,047,840)	$(19,314,601)
California Intermediate Tax Free Bond	11,687	109,174	656,507	777,368	(111,586)	—	148,569	814,351
Core Plus Bond	3,705,714	—	—	3,705,714	(3,518,874)	(24,703,598)	(40,173,275)	(64,690,033)
Government Money Market	789,556			789,556	(795,178)	—	—	(5,622)
Inflation-Protected Securities	1,744,695	—	—	1,744,695	—	(6,001,242)	(13,929,149)	(18,185,696)
Core Bond	1,216,928	—	—	1,216,928	(963,470)	(7,051,570)	(15,434,597)	(22,232,709)
Short Term Bond	494,403	—	—	494,403	(548,497)	(8,546,066)	(3,836,468)	(12,436,628)

Amounts designated as “—” are zero or have rounded to zero.

*

Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**The	difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2018, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/depreciation was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$384,210,796	$1,055,199	$(11,108,058)	$(10,052,859)
California Intermediate Tax Free Bond	49,763,918	893,713	(745,144)	148,569
Core Plus Bond	1,212,027,376	3,155,959	(43,435,051)	(40,279,092)
Government Money Market	556,111,373	610	(610)	—
Inflation-Protected Securities	253,197,097	876,864	(14,806,013)	(13,929,149)
Core Bond	409,589,147	701,000	(16,135,597)	(15,434,597)
Short Term Bond	262,048,156	281,007	(4,117,475)	(3,836,468)

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2018, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

157

Notes to Financial Statements (Continued)

October 31, 2018

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Bond	$(9,096,081)	Unlimited
Core Plus Bond*	(24,703,598)	Unlimited
Core Bond*	(7,051,570)	Unlimited
Short Term Bond*	(8,546,066)	Unlimited
Inflation-Protected Securities*	(6,001,242)	Unlimited
*	A portion of the Fund’s capital loss carryforward is subject to annual limitation under the Internal Revenue Code and related regulations.

During the year ended October 31, 2018, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Inflation-Protected Securities	$725,379	$—

Amounts designated as “—” are zero or have rounded to zero.

12.  Subsequent Events

On December 5, 2018, the Board of Trustees including a majority of the trustees who are not “interested persons” of the Trust, considered and approved a proposal to liquidate California Intermediate Tax Free Bond, a series of the Trust. California Intermediate Tax Free Bond will be liquidated on or about February 15, 2019 (the “Liquidation Date”) pursuant to a Board of Trustees approved Plan of Liquidation (the “Plan”). Until the Liquidation Date, California Intermediate Tax Free Bond is permitted to depart from its stated investment objectives and strategies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. Effective December 7, 2018 (“Effective Date”), new account requests, exchanges into California Intermediate Tax Free Bond and purchase orders for California Intermediate Tax Free Bond shares will no longer be permitted (other than those purchase orders received through dividend reinvestment or purchase orders from qualified retirements plans or their participants who are existing shareholders as of the Effective Date).

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

158

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Bond Fund, Nationwide California Intermediate Tax Free Bond Fund (formerly Nationwide HighMark California Intermediate Tax Free Bond Fund), Nationwide Core Plus Bond Fund, Nationwide Government Money Market Fund, Nationwide Inflation-Protected Securities Fund, Nationwide Loomis Core Bond Fund (formerly Nationwide HighMark Bond Fund) and Nationwide Loomis Short Term Bond Fund (formerly Nationwide HighMark Short Term Bond Fund)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Bond Fund, Nationwide California Intermediate Tax Free Bond Fund (formerly Nationwide HighMark California Intermediate Tax Free Bond Fund), Nationwide Core Plus Bond Fund, Nationwide Government Money Market Fund, Nationwide Inflation-Protected Securities Fund, Nationwide Loomis Core Bond Fund (formerly Nationwide HighMark Bond Fund) and Nationwide Loomis Short Term Bond Fund (formerly Nationwide HighMark Short Term Bond Fund) (seven of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

159

Supplemental Information

October 31, 2018 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended October 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Core Plus Bond	1.05%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
California Intermediate Tax Free Bond	$1,950,339

160

Management Information

October 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

161

Management Information (Continued)

October 31, 2018

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

162

Management Information (Continued)

October 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

163

Management Information (Continued)

October 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

164

Management Information (Continued)

October 31, 2018

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

165

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the local market performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

166

Market Index Definitions (cont.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

167

Market Index Definitions (cont.)

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged, market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

168

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

169

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are

170

Glossary (cont.)

supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

171

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2018

AR-CFX (12/18)

Annual Report

October 31, 2018

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Technology & Science Fund

Nationwide Diamond Hill Large Cap Concentrated Fund

(formerly Nationwide HighMark Large Cap Core Equity Fund)

Nationwide Dynamic U.S. Growth Fund

(formerly Nationwide Growth Fund)

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Long/Short Equity Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide WCM Focused Small Cap Fund

(formerly Nationwide HighMark Small Cap Core Fund)

Nationwide Ziegler Equity Income Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

Beginning on January 1, 2019, you may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with Nationwide Mutual Funds.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The market kept rising throughout the third quarter of the Funds’ annual reporting period with the S&P 500® Index’s (S&P 500) rally to a new high before facing significant volatility in October. Historically, the market has tended to build upon these rebounds.

Small-capitalization earnings had been lagging heading into 2018, but they are now surging thanks in part to the U.S. corporate tax cut. Smaller firms tend to be more U.S.-focused and as a result, historically have faced higher effective tax rates on balance.

The most important macroeconomic indicator of all — the shape of the yield curve — is still pointing to continued healthy gains in stock prices. When the curve has been positively sloped, the S&P 500 has recorded a median increase of 11.4% over the following year.

Economic Review

During the annual reporting period ended October 31, 2018, equity returns moderated, as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust higher their expectation for Federal Reserve action. Domestic equities were higher, with the S&P 500 returning 7.35% for the reporting period. In contrast, the MSCI EAFE® Index (MSCI EAFE) registered -6.85% for the period, while the MSCI Emerging Markets® Index was even weaker, registering -12.52%.

Four distinctly different environments for domestic equities existed during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer saw a return to a stable move higher to record levels before another sharp move lower in October. Economic growth improved throughout the period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated, with the S&P 500 delivering 25% growth in each of the past three quarters. While economic and profit growth are expected to moderate, GDP is forecast to grow at 2.5% and earnings at 9% in calendar year 2019, providing a healthy backdrop for equities.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates four times during the reporting period. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target four additional hikes throughout 2019. Interest rates moved steadily higher in the period, with the 10-year U.S. Treasury yield rising from 2.37% to 3.15%, reaching the highest level since 2011. The 2-year yield ended the period at 2.88%, the highest in 11 years.

The S&P 500 was strong in nine of the 12 months of the reporting period, including a six-month positive streak from April through September.

In the early stages of the reporting period, the S&P 500 continued the rally that began following the 2016 U.S. presidential election, returning 10% between November 2017 and January 2018 to finish at a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and pullback in markets. Steady improvement throughout the summer drove a return to record highs by August before fears on trade, U.S. mid-term elections and FOMC policy renewed the selloff in October.

Returns for the S&P 500 ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since September 2011). The best-performing sectors in the index were consumer discretionary, healthcare and technology, while materials, real estate and utilities lagged. Growth stocks outperformed value stocks for the reporting period, while large-cap indexes beat small-cap indexes.

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns

International stocks fell sharply for the reporting period, reversing a trend from the previous year, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve. The 10-year Treasury yield rose by 0.78% during the period, while the 2-year yield gained 1.30%, resulting in a narrowing of the spreads between the two rates to 0.27%, the lowest spread since 2007. Credit spreads were modestly wider during the period.

Index	Annual Total Return (as of October 31, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.34%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-4.83%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.39%
Bloomberg Barclays Municipal Bond	-0.51%
Bloomberg Barclays U.S. Aggregate Bond	-2.05%
Bloomberg Barclays U.S. Corporate High Yield	0.97%
MSCI EAFE®	-6.85%
MSCI Emerging Markets®	-12.52%
MSCI World ex USA	-6.76%
Russell 1000® Growth	10.71%
Russell 1000® Value	3.03%
Russell 2000®	1.85%
S&P 500®	7.35%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the annual period ended October 31, 2018, the Nationwide Bailard Cognitive Value Fund (Class M) registered -8.02% versus -0.59% for its benchmark, the Russell 2000® Value Index (Russell 2000 Value). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Value (consisting of 416 funds as of October 31, 2018), was -2.29% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The 12 months of the reporting period were a challenging period for the Fund. Absolute returns were negative, and relative returns were below both the benchmark and the median small-capitalization value mutual fund competitor. There are two primary determinants of the Fund’s relative performance. One is how well Bailard Inc.’s multifactor Behavioral Ranking Model (BRM) is working, and the other is how successfully the model’s signals are translated into Fund performance.

As you may recall, we began a bifurcated turnover strategy in the spring of 2017, focusing turnover on the higher-potential alpha micro-cap area, and limiting turnover in the small-cap area. In order to best exploit each area of opportunity, we began using two stock selection models instead of one.

During the 12-month reporting period, our small-cap value stock selection model was ineffective, as some of the model’s largest and normally most successful components (value, anchoring bias, hype) were negative for the period. Combined with economic subsector tilts away from the Russell 2000 Value, and negative selection from within the model’s top quintile, it added up to notable underperformance.

In partial contrast, our micro-cap value stock selection model was slightly positive, as the components it shares with the small-cap model worked better in the micro-cap arena, and components unique to the micro-cap model (analyst herding bias, preference anticipation) were able to deliver slightly positive performance. Unfortunately, even more negative selection from the model’s top quintile and negative economic subsector tilts away from the Russell 2000 Value more than offset the model’s limited success.

The 12 months ended October 31, 2018, generally were difficult for active small-cap value managers, as 74% of them lost to the Russell 2000 Value over this period, according to Morningstar.

The problems related to the Fund’s performance against that of the Russell 2000 Value were largely repeated to a lesser degree against competitors. Our small-cap value model lost and the micro-cap value model won, but economic subsector tilts (designed to be largely similar to those of competitors) also lost, though to a lesser degree. Stock selection from within the top quintile cost the Fund, and having a greater value focus than that of competitors was not successful at a time when value stocks were out of favor.

Ideally, the Fund would make no sector or subsector bets at all, as we believe that stock selection holds much greater potential for excess return, and that effort on the margin is better spent on improving stock selection than in attempting sector rotation. Unfortunately, tracking error without making sector bets tends to max out at around 4.5%, below the typical small-cap value managers’ 6.5% tracking error.

As a result, we optimize to 24 economic subsectors, allowing up to +/-2% deviation from the average small-cap value competitor’s weight in each. Stock selection then overweights or underweights each subsector depending upon the abundance or scarcity of high BRM scores within.

For the reporting period, an overweight to software and services, and a neutral weight to transportation were the largest positive contributors to Fund performance. Both were driven primarily by successful stock selection within the subsectors, as opposed to a deviation in subsector weights versus the Russell 2000 Value.

The biggest individual stock contributor to Fund performance was Kindred Healthcare, due to its receiving a takeover bid and being acquired.

Fund Commentary (cont.)	Nationwide Bailard Cognitive Value Fund

Rocky Brands was the second-largest contribution with a string of positive sequential earnings surprises allowing the stock to move higher without stretching valuations. The third-largest individual stock performance contributor was Quinstreet, which delivered two very large positive earnings surprises over the reporting period.

For the reporting period, an overweighting in Capital Goods and Consumer Durables, and an underweighting in Retailing and Pharmaceuticals & Biotechnology were the biggest performance detractors for the Fund versus the index.

CAI International was the largest individual stock detractor from Fund performance for the reporting period due to reduced shipping volume concerns surrounding trade issues. Fonar was the second-largest detractor that was susceptible to concerns over slowing medical equipment sales. The third-largest detractor was Corporate Office Properties, a very large position in Real Estate, a sector made unpopular by rising interest rates.

The Fund does not use derivatives.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Thomas J. Mudge III, CFA

The Fund is subject to the risks of investing in equity securities (including small and micro-cap companies). Value funds may underperform other funds that use different investing styles. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Cognitive Value Fund

Asset Allocation†

Common Stocks	93.6%
Exchange Traded Funds	4.7%
Repurchase Agreement	0.3%
Short-Term Investment††	0.0%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries†††

Banks	12.9%
Equity Real Estate Investment Trusts (REITs)	7.1%
Electronic Equipment, Instruments & Components	5.4%
Oil, Gas & Consumable Fuels	5.2%
Thrifts & Mortgage Finance	4.6%
Insurance	3.8%
Machinery	3.3%
Chemicals	2.9%
Health Care Providers & Services	2.6%
Specialty Retail	2.2%
Other Industries*	50.0%
100.0%

Top Holdings†††

Vanguard Small-Cap Value ETF	2.7%
Financial Institutions, Inc.	1.4%
iShares Russell 2000 Value ETF	1.3%
Corporate Office Properties Trust	1.2%
NorthWestern Corp.	1.2%
Portland General Electric Co.	1.1%
PNM Resources, Inc.	1.1%
Black Hills Corp.	1.0%
PBF Energy, Inc., Class A	1.0%
Employers Holdings, Inc.	1.0%
Other Holdings*	87.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(8.35)%	5.63%	10.23%
	w/SC3	(13.63)%	4.39%	9.60%
Class C1	w/o SC2	(8.98)%	4.86%	9.50%
	w/SC4	(9.98)%	N/A	N/A
Class M1,5		(8.02)%	5.99%	10.64%
Class R6[5,6]		(7.95)%	6.01%	6.01%	[7]
Institutional Service Class[1,5,8]		(8.08)%	5.93%	10.56%
Russell 2000® Value Index		(0.59)%	7.18%	10.95%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Gross Expense Ratio^
Class A	1.35%
Class C	2.12%
Class M	1.02%
Class R6	1.02%
Institutional Service Class	1.17%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Cognitive Value Fund versus the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Cognitive Value Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	946.40	6.72	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.97	1.37
Class C Shares	Actual	(a)	1,000.00	942.20	10.38	2.12
	Hypothetical	(a)(b)	1,000.00	1,014.52	10.76	2.12
Class M Shares	Actual	(a)	1,000.00	948.20	5.01	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02
Class R6 Shares	Actual	(a)	1,000.00	948.20	5.01	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02
Institutional Service Class Shares	Actual	(a)	1,000.00	948.00	5.74	1.17
	Hypothetical	(a)(b)	1,000.00	1,019.31	5.96	1.17

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Bailard Cognitive Value Fund

Common Stocks 93.6%

	Shares	Value

Aerospace & Defense 0.6%
Vectrus, Inc.*	19,000	$509,200

Auto Components 1.2%
Dana, Inc.	23,400	364,338
Tower International, Inc.	23,100	685,839

		1,050,177

Banks 12.7%
Associated Banc-Corp.	16,700	387,106
Bancorp, Inc. (The)*	70,500	740,250
Bank of Commerce Holdings	25,400	303,276
Banner Corp.	8,800	508,816
Financial Institutions, Inc.	40,400	1,153,420
First Financial Corp.	14,397	660,246
First Hawaiian, Inc.	18,100	448,518
First Horizon National Corp.	21,400	345,396
Hancock Whitney Corp.	9,300	390,228
Independent Bank Corp.	30,500	674,965
Investors Bancorp, Inc.	30,300	338,754
Mercantile Bank Corp.	5,000	158,800
MidWestOne Financial Group, Inc.	8,100	233,361
Peapack Gladstone Financial Corp.	18,400	496,616
Peoples Bancorp, Inc.	18,200	622,986
Popular, Inc.	9,900	514,899
Republic Bancorp, Inc., Class A	14,900	668,563
Shore Bancshares, Inc.	37,600	606,112
Sierra Bancorp	24,700	672,581
Sterling Bancorp	20,600	370,388
West Bancorporation, Inc.	28,602	628,958

		10,924,239

Building Products 1.0%
Masonite International Corp.*	7,200	398,808
NCI Building Systems, Inc.*	37,700	461,825

		860,633

Capital Markets 1.2%
Oaktree Specialty Lending Corp.	124,223	565,215
Victory Capital Holdings, Inc., Class A*	58,000	452,400

		1,017,615

Chemicals 2.9%
Cabot Corp.	11,300	550,084
FutureFuel Corp.	29,600	485,440
Minerals Technologies, Inc.	6,400	350,400
Olin Corp.	23,000	464,600
Tredegar Corp.	33,600	624,960

		2,475,484

Commercial Services & Supplies 2.1%
ACCO Brands Corp.	50,900	410,763
ARC Document Solutions, Inc.*	135,600	309,168
Ennis, Inc.	29,000	561,440
Herman Miller, Inc.	15,700	517,315

		1,798,686

Communications Equipment 1.4%
ARRIS International plc*	16,900	420,303
Aviat Networks, Inc.*	23,200	343,592
NETGEAR, Inc.*	7,200	399,456

		1,163,351

Common Stocks (continued)

	Shares	Value

Construction & Engineering 1.8%
EMCOR Group, Inc.	6,100	$432,978
KBR, Inc.	27,700	547,906
Quanta Services, Inc.*	17,600	549,120

		1,530,004

Consumer Finance 1.7%
Enova International, Inc.*	22,000	520,300
Navient Corp.	44,200	511,836
SLM Corp.*	38,400	389,376

		1,421,512

Containers & Packaging 0.4%
Graphic Packaging Holding Co.	28,300	311,583

Diversified Consumer Services 0.6%
Adtalem Global Education, Inc.*	3,800	192,394
K12, Inc.*	13,300	284,753

		477,147

Electric Utilities 2.1%
PNM Resources, Inc.	23,175	890,152
Portland General Electric Co.	20,600	928,648

		1,818,800

Electrical Equipment 0.9%
Atkore International Group, Inc.*	15,900	306,234
Preformed Line Products Co.	7,835	495,172

		801,406

Electronic Equipment, Instruments & Components 5.3%
Bel Fuse, Inc., Class B	24,563	540,386
Benchmark Electronics, Inc.	17,400	379,842
Electro Scientific Industries, Inc.*	26,800	777,200
Insight Enterprises, Inc.*	12,900	666,801
Jabil, Inc.	22,200	549,006
KEMET Corp.*	31,700	690,426
PCM, Inc.*	12,900	243,423
Richardson Electronics Ltd.	22,600	172,664
Vishay Precision Group, Inc.*	17,600	571,120

		4,590,868

Energy Equipment & Services 2.0%
Archrock, Inc.	63,000	646,380
Matrix Service Co.*	15,500	315,115
Nine Energy Service, Inc.*	15,200	562,856
Superior Drilling Products, Inc.*	40,300	159,588

		1,683,939

Equity Real Estate Investment Trusts (REITs) 7.0%
American Assets Trust, Inc.	19,700	755,692
Brandywine Realty Trust	42,150	592,629
CoreSite Realty Corp.	6,100	572,546
Corporate Office Properties Trust	38,600	997,424
Cousins Properties, Inc.	44,200	367,302
CubeSmart	23,100	669,438
First Industrial Realty Trust, Inc.	19,500	598,650
Highwoods Properties, Inc.	12,450	530,868
Independence Realty Trust, Inc.	44,200	438,022
Washington REIT	16,100	448,707

		5,971,278

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 0.7%
Natural Grocers by Vitamin Cottage, Inc.*	15,900	$288,108
United Natural Foods, Inc.*	13,800	299,874

		587,982

Health Care Equipment & Supplies 1.8%
FONAR Corp.*	27,256	674,314
Hill-Rom Holdings, Inc.	6,400	538,112
Utah Medical Products, Inc.	3,500	305,130

		1,517,556

Health Care Providers & Services 2.6%
Magellan Health, Inc.*	5,700	370,842
MEDNAX, Inc.*	12,100	499,609
National HealthCare Corp.	8,800	699,864
Premier, Inc., Class A*	14,000	630,000

		2,200,315

Hotels, Restaurants & Leisure 1.2%
Carrols Restaurant Group, Inc.*	23,500	309,260
Extended Stay America, Inc.	32,800	533,984
Papa Murphy’s Holdings, Inc.* (a)	44,800	208,320

		1,051,564

Household Durables 0.7%
Taylor Morrison Home Corp., Class A*	23,300	385,382
ZAGG, Inc.*	21,300	257,943

		643,325

Insurance 3.8%
Assured Guaranty Ltd.	12,900	515,742
CNO Financial Group, Inc.	18,700	353,430
Employers Holdings, Inc.	18,200	836,472
Enstar Group Ltd.*	2,000	363,200
Horace Mann Educators Corp.	9,700	381,016
Protective Insurance Corp., Class B	17,300	398,765
Stewart Information Services Corp.	9,500	392,160

		3,240,785

Interactive Media & Services 1.4%
Meet Group, Inc. (The)*	127,894	564,012
QuinStreet, Inc.*	42,021	668,134

		1,232,146

IT Services 1.2%
Sykes Enterprises, Inc.*	15,200	466,184
TTEC Holdings, Inc.	22,600	563,192

		1,029,376

Leisure Products 0.6%
Brunswick Corp.	10,600	551,094

Life Sciences Tools & Services 0.7%
Medpace Holdings, Inc.*	11,700	609,570

Machinery 3.3%
Hillenbrand, Inc.	12,250	586,775
Hurco Cos., Inc.	14,250	580,545
Milacron Holdings Corp.*	15,600	218,400
Oshkosh Corp.	8,700	488,418
Park-Ohio Holdings Corp.	15,700	519,356
Timken Co. (The)	10,700	423,185

		2,816,679

Common Stocks (continued)

	Shares	Value

Marine 1.2%
Eagle Bulk Shipping, Inc.*	110,200	$549,898
Matson, Inc.	12,800	449,024

		998,922

Media 0.8%
Beasley Broadcast Group, Inc., Class A	27,500	183,425
Townsquare Media, Inc., Class A	69,224	477,646

		661,071

Metals & Mining 1.5%
Commercial Metals Co.	25,200	480,312
Ramaco Resources, Inc.*	19,720	146,914
Schnitzer Steel Industries, Inc., Class A	25,300	680,570

		1,307,796

Mortgage Real Estate Investment Trusts (REITs) 0.8%
Invesco Mortgage Capital, Inc.	44,100	665,028

Multi-Utilities 2.1%
Black Hills Corp.	14,370	855,015
NorthWestern Corp.	16,800	987,168

		1,842,183

Oil, Gas & Consumable Fuels 5.1%
Delek US Holdings, Inc.	7,300	268,056
Evolution Petroleum Corp.	57,000	587,100
Midstates Petroleum Co., Inc.*	74,600	537,866
Overseas Shipholding Group, Inc., Class A*	152,331	478,319
PBF Energy, Inc., Class A	20,400	853,740
Peabody Energy Corp.	16,000	567,200
QEP Resources, Inc.*	49,900	444,609
SilverBow Resources, Inc.*	5,300	139,178
Whiting Petroleum Corp.*	13,400	499,820

		4,375,888

Paper & Forest Products 2.2%
Domtar Corp.	12,800	592,768
Louisiana-Pacific Corp.	22,200	483,294
Verso Corp., Class A*	28,300	795,513

		1,871,575

Pharmaceuticals 0.2%
Mallinckrodt plc*	7,700	192,962

Professional Services 1.2%
CRA International, Inc.	11,785	496,738
Korn/Ferry International	12,700	573,278

		1,070,016

Road & Rail 0.6%
USA Truck, Inc.*	24,979	491,337

Semiconductors & Semiconductor Equipment 1.5%
inTEST Corp.*	68,520	503,622
Kulicke & Soffa Industries, Inc.	24,400	496,052
MKS Instruments, Inc.	3,500	257,915

		1,257,589

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software 1.9%
Finjan Holdings, Inc.*	184,100	$670,124
NetSol Technologies, Inc.*	46,303	433,859
Progress Software Corp.	15,900	511,026

		1,615,009

Specialty Retail 2.2%
Conn’s, Inc.* (a)	19,000	527,820
Lithia Motors, Inc., Class A	4,400	391,952
Sonic Automotive, Inc., Class A	22,300	404,076
Tilly’s, Inc., Class A	31,100	551,714

		1,875,562

Textiles, Apparel & Luxury Goods 2.1%
Columbia Sportswear Co.	5,700	514,596
Rocky Brands, Inc.	21,596	620,237
Steven Madden Ltd.	13,800	431,526
Vera Bradley, Inc.*	20,400	269,076

		1,835,435

Thrifts & Mortgage Finance 4.5%
First Defiance Financial Corp.	21,850	594,757
MGIC Investment Corp.*	46,400	566,544
Radian Group, Inc.	26,700	512,373
Riverview Bancorp, Inc.	80,900	685,223
Territorial Bancorp, Inc.	15,700	427,668
United Community Financial Corp.	17,900	163,785
United Financial Bancorp, Inc.	31,000	478,950
Walker & Dunlop, Inc.	11,200	469,952

		3,899,252

Tobacco 0.5%
Universal Corp.	5,900	400,374

Trading Companies & Distributors 1.6%
Aircastle Ltd.	28,100	545,983
Transcat, Inc.*	14,456	299,384
WESCO International, Inc.*	10,000	501,800

		1,347,167

Wireless Telecommunication Services 0.7%
Telephone & Data Systems, Inc.	20,600	635,097

Total Common Stocks (cost $ 80,483,640)		80,228,577

Exchange Traded Funds 4.7%
Exchange Traded Funds 4.7%
Invesco S&P SmallCap 600 Pure Value ETF	8,675	602,693
iShares Russell 2000 Value ETF	9,200	1,114,580
Vanguard Small-Cap Value ETF	18,100	2,294,175

Total Exchange Traded Funds (cost $2,846,301)		4,011,448

Short-Term Investment 0.0%†

	Shares	Value

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (b)(c)	31,066	$31,066

Total Short-Term Investment (cost $ 31,066)		31,066

Repurchase Agreement 0.3%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $259,308, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $264,557. (c)(d)	$259,292	259,292

Total Repurchase Agreement (cost $259,292)		259,292

Total Investments (cost $83,620,299) — 98.6%		84,530,383

Other assets in excess of liabilities — 1.4%		1,232,594

NET ASSETS — 100.0%		$85,762,977

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $275,325, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $31,066 and $259,292, respectively, a total value of $290,358.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $290,358.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Bailard Cognitive Value Fund
Assets:
Investment securities, at value* (cost $83,361,007)	$84,271,091
Repurchase agreement, at value (cost $259,292)	259,292
Cash	1,529,988
Interest and dividends receivable	38,073
Security lending income receivable	378
Receivable for investments sold	984,210
Prepaid expenses	25,592

Total Assets	87,108,624

Liabilities:
Payable for investments purchased	919,208
Payable for capital shares redeemed	20,000
Payable upon return of securities loaned (Note 2)	290,358
Accrued expenses and other payables:
Investment advisory fees	56,090
Fund administration fees	23,343
Distribution fees	264
Administrative servicing fees	117
Accounting and transfer agent fees	4,937
Trustee fees	297
Custodian fees	687
Compliance program costs (Note 3)	64
Professional fees	20,901
Printing fees	3,386
Other	5,995

Total Liabilities	1,345,647

Net Assets	$85,762,977

Represented by:
Capital	$76,801,527
Total distributable earnings (loss)	8,961,450

Net Assets	$85,762,977

Net Assets:
Class A Shares	$444,873
Class C Shares	190,845
Class M Shares	84,943,067
Class R6 Shares	11,059
Institutional Service Class Shares	173,133

Total	$85,762,977

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	35,499
Class C Shares	16,489
Class M Shares	6,772,459
Class R6 Shares	882
Institutional Service Class Shares	13,778

Total	6,839,107

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Bailard Cognitive Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.53
Class C Shares (b)	$11.57
Class M Shares	$12.54
Class R6 Shares	$12.54
Institutional Service Class Shares	$12.57
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.29

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $275,325 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$1,758,717
Interest income	19,353
Income from securities lending (Note 2)	1,400
Foreign tax withholding	(917)

Total Income	1,778,553

EXPENSES:
Investment advisory fees	705,343
Fund administration fees	105,095
Distribution fees Class A	1,401
Distribution fees Class C	2,617
Administrative servicing fees Class A	490
Administrative servicing fees Class C	271
Administrative servicing fees Institutional Service Class	649
Registration and filing fees	65,852
Professional fees	30,689
Printing fees	15,371
Trustee fees	2,877
Custodian fees	3,375
Accounting and transfer agent fees	16,645
Compliance program costs (Note 3)	286
Other	8,154

Total Expenses	959,115

NET INVESTMENT INCOME	819,438

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	7,860,917
Net change in unrealized appreciation/depreciation in the value of investment securities	(16,104,814)

Net realized/unrealized losses	(8,243,897)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,424,459)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$819,438	$588,324
Net realized gains	7,860,917	11,092,906
Net change in unrealized appreciation/depreciation	(16,104,814)	8,019,641

Change in net assets resulting from operations	(7,424,459)	19,700,871

Distributions to Shareholders From:
Distributable earnings:
Class A	(66,896)	(4,108	)(a)
Class C	(32,783)	(487	)(a)
Class M	(10,204,573)	(643,223	)(a)
Class R6 (b)	(1,514)	(92	)(a)
Institutional Service Class	(65,846)	(6,815	)(a)

Change in net assets from shareholder distributions	(10,371,612)	(654,725)

Change in net assets from capital transactions	3,018,208	(3,896,780)

Change in net assets	(14,777,863)	15,149,366

Net Assets:
Beginning of year	100,540,840	85,391,474

End of year	$85,762,977	$100,540,840	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$41,782	$135,281
Dividends reinvested	62,324	3,527
Cost of shares redeemed	(298,363)	(406,604)

Total Class A Shares	(194,257)	(267,796)

Class C Shares
Proceeds from shares issued	37,904	106,601
Dividends reinvested	31,671	462
Cost of shares redeemed	(101,289)	(96,560)

Total Class C Shares	(31,714)	10,503

Class M Shares
Proceeds from shares issued	6,323,024	3,381,509
Dividends reinvested	7,415,506	441,408
Cost of shares redeemed	(9,983,111)	(7,025,474)

Total Class M Shares	3,755,419	(3,202,557)

Class R6 Shares (b)
Proceeds from shares issued	–	18,958
Dividends reinvested	1,514	92
Cost of shares redeemed	(2,700)	(18,646)

Total Class R6 Shares	(1,186)	404

Institutional Service Class Shares
Proceeds from shares issued	27,764	990,124
Dividends reinvested	37,692	5,021
Cost of shares redeemed	(575,510)	(1,432,479)

Total Institutional Service Class Shares	(510,054)	(437,334)

Change in net assets from capital transactions	$3,018,208	$(3,896,780)

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	3,008	9,337
Reinvested	4,576	244
Redeemed	(21,562)	(28,795)

Total Class A Shares	(13,978)	(19,214)

Class C Shares
Issued	2,680	7,978
Reinvested	2,502	34
Redeemed	(8,097)	(7,531)

Total Class C Shares	(2,915)	481

Class M Shares
Issued	465,762	238,664
Reinvested	544,131	30,932
Redeemed	(728,933)	(488,438)

Total Class M Shares	280,960	(218,842)

Class R6 Shares (b)
Issued	–	1,329
Reinvested	111	6
Redeemed	(193)	(1,328)

Total Class R6 Shares	(82)	7

Institutional Service Class Shares
Issued	2,038	70,624
Reinvested	2,765	349
Redeemed	(41,181)	(98,698)

Total Institutional Service Class Shares	(36,378)	(27,725)

Total change in shares	227,607	(265,293)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $4,108, $487, $643,223, $92 and $6,815 for Class A, Class C, Class M, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $123,383.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$15.21	0.08	(1.22)	(1.14)	(0.06)	(1.48)	(1.54)	$12.53	(8.35%	)	$444,873	1.35%	0.57%		1.35%	138.27%
Year Ended October 31, 2017	$12.43	0.04	2.80	2.84	(0.06)	–	(0.06)	$15.21	22.90%		$752,352	1.32%	0.30%		1.32%	115.05%
Year Ended October 31, 2016	$12.13	0.08	0.30	0.38	(0.08)	–	(0.08)	$12.43	3.16%	(h)	$853,608	1.36%	0.67%		1.36%	95.42%
Year Ended October 31, 2015	$13.73	0.08	(0.15)	(0.07)	(0.09)	(1.44)	(1.53)	$12.13	0.01%	(h)	$825,797	1.36%	0.65%		1.36%	160.34%
Period Ended October 31, 2014 (i)	$13.24	0.01	0.48	0.49	–	–	–	$13.73	3.70%	(h)	$1,846,817	1.38%	0.22%		1.38%	80.17%
Year Ended July 31, 2014	$14.97	0.06	1.24	1.30	(0.12)	(2.91)	(3.03)	$13.24	10.00%	(h)	$1,102,616	1.37%	0.46%		1.38%	286.05%

Class C Shares
Year Ended October 31, 2018	$14.24	(0.03)	(1.13)	(1.16)	(0.03)	(1.48)	(1.51)	$11.57	(9.06%	)(h)	$190,845	2.12%	(0.23%	)	2.12%	138.27%
Year Ended October 31, 2017	$11.70	(0.06)	2.63	2.57	(0.03)	–	(0.03)	$14.24	22.01%		$276,274	2.09%	(0.49%	)	2.09%	115.05%
Year Ended October 31, 2016	$11.51	–	0.26	0.26	(0.07)	–	(0.07)	$11.70	2.27%		$221,484	2.11%	(0.02%	)	2.13%	95.42%
Year Ended October 31, 2015	$13.08	(0.01)	(0.12)	(0.13)	–	(1.44)	(1.44)	$11.51	(0.56%	)	$401,139	2.06%	(0.06%	)	2.06%	160.34%
Period Ended October 31, 2014 (i)	$12.65	(0.01)	0.44	0.43	–	–	–	$13.08	3.40%		$570,802	2.09%	(0.44%	)	2.11%	80.17%
Year Ended July 31, 2014	$14.55	(0.02)	1.19	1.17	(0.16)	(2.91)	(3.07)	$12.65	9.25%		$12,501,150	1.99%	(0.14%	)	1.99%	286.05%

Class M Shares
Year Ended October 31, 2018	$15.21	0.12	(1.21)	(1.09)	(0.10)	(1.48)	(1.58)	$12.54	(8.02%	)	$84,943,067	1.01%	0.88%		1.01%	138.27%
Year Ended October 31, 2017	$12.42	0.09	2.80	2.89	(0.10)	–	(0.10)	$15.21	23.29%		$98,734,045	1.00%	0.62%		1.00%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$83,335,874	1.04%	1.00%		1.04%	95.42%
Year Ended October 31, 2015	$13.70	0.12	(0.14)	(0.02)	(0.12)	(1.44)	(1.56)	$12.12	0.44%		$83,363,710	0.99%	1.02%		0.99%	160.34%
Period Ended October 31, 2014 (i)	$13.20	0.02	0.48	0.50	–	–	–	$13.70	3.79%		$91,669,452	1.07%	0.54%		1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.12	1.23	1.35	(0.19)	(2.91)	(3.10)	$13.20	10.38%		$88,479,981	1.00%	0.85%		1.01%	286.05%

Class R6 Shares (j)
Year Ended October 31, 2018	$15.20	0.12	(1.20)	(1.08)	(0.10)	(1.48)	(1.58)	$12.54	(7.95%	)	$11,059	1.01%	0.89%		1.01%	138.27%
Year Ended October 31, 2017	$12.42	0.08	2.80	2.88	(0.10)	–	(0.10)	$15.20	23.21%		$14,652	0.99%	0.57%		0.99%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$11,885	1.03%	1.00%		1.03%	95.42%
Year Ended October 31, 2015	$13.69	0.12	(0.13)	(0.01)	(0.12)	(1.44)	(1.56)	$12.12	0.51%		$11,490	0.98%	1.03%		0.98%	160.34%
Period Ended October 31, 2014 (i)	$13.19	0.02	0.48	0.50	–	–	–	$13.69	3.79%		$11,435	1.07%	0.53%		1.10%	80.17%
Period Ended July 31, 2014 (k)	$14.97	0.09	1.23	1.32	(0.19)	(2.91)	(3.10)	$13.19	10.15%		$11,017	0.99%	0.76%		0.99%	286.05%

Institutional Service Class Shares (l)
Year Ended October 31, 2018	$15.22	0.11	(1.21)	(1.10)	(0.07)	(1.48)	(1.55)	$12.57	(8.08%	)	$173,133	1.16%	0.79%		1.16%	138.27%
Year Ended October 31, 2017	$12.44	0.07	2.79	2.86	(0.08)	–	(0.08)	$15.22	23.05%		$763,517	1.12%	0.50%		1.12%	115.05%
Year Ended October 31, 2016	$12.14	0.08	0.33	0.41	(0.11)	–	(0.11)	$12.44	3.41%		$968,623	1.14%	0.66%		1.14%	95.42%
Year Ended October 31, 2015	$13.71	0.13	(0.12)	0.01	(0.14)	(1.44)	(1.58)	$12.14	0.61%		$177,910	0.90%	1.09%		0.90%	160.34%
Period Ended October 31, 2014 (i)	$13.22	0.02	0.47	0.49	–	–	–	$13.71	3.71%	(h)	$292,928	1.11%	0.50%		1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.10	1.23	1.33	(0.15)	(2.91)	(3.06)	$13.22	10.23%	(h)	$433,029	1.14%	0.75%		1.16%	286.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the annual period ended October 31, 2018, the Nationwide Bailard Technology & Science Fund (Class M) returned 7.66% versus 13.71% for its benchmark, the S&P North American Technology Sector IndexTM. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Technology (consisting of 207 funds as of October 31, 2018), was 4.71% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund lagged the benchmark by 605 basis points for the reporting period. This pain was a common theme for many technology managers.

The primary reason for the delta between the benchmark return and the category mean can be attributed to the phenomenal performance of a handful of large-capitalization growth technology stocks. These stocks were held at particularly large weights in the benchmark, with the top five companies in the index (Microsoft, Apple, Amazon, Facebook, and Alphabet) making up approximately 40% of the benchmark as of the end of the period. While the majority of these five mega-cap firms were outperformers, performance was particularly strong for e-commerce company Amazon, which returned 44.6% for the period. Drivers of this performance included continued growth and margin expansion of the cloud infrastructure service Amazon Web Services, which is now the largest contributor of operating profit to the company, as well as the rapid ramping of Amazon’s advertising business. Amazon was held in the Fund but at a smaller weight as compared to that held in the benchmark.

Aiding the Fund’s performance was a strong contribution from our Rising Stars segment, which we define as premium growth technology firms. This group was headlined by darlings RingCentral, HubSpot and Varonis. RingCentral continued to benefit from a broad-based secular shift away from on-premise telephony hardware to cloud-based solutions. Management at RingCentral deserves tremendous credit, as well, for its ability to very successfully move up market to larger enterprises, which resulted in accelerating revenue growth as well as lower churn. The team at HubSpot also deserves praise for executing well in its mission to shift from being a siloed marketing application provider to a comprehensive growth platform for small and medium businesses. Strength in its marketing, service, and sales applications has rounded out HubSpot’s product offering and resulted in an uptick in customer and revenue growth. Finally, while execution was not quite as smooth at Varonis, the company has benefited tremendously from increased demand for its data permissions and security products, particularly in Europe, where firms are now subject to strict penalties for poor privacy practices and breaches.

On the downside, the Fund’s holdings of electronics manufacturing service company Flex were a headwind. Poor execution led to the departure of the company’s CEO and termination of a large contract with Nike. The stock has rerated, given the uncertain outlook, management turnover and recent execution challenges. Our long-term position in semiconductor equipment company Lam Research also was a challenge as macroeconomic concerns and falling memory prices called into question the strength of future equipment demand. Finally, our position in Tech Data Corporation was a negative contributor. The company has struggled with execution over the past year in a fierce competitive environment, and as a result has struggled to profitably grow and investors have punished the stock’s multiple accordingly.

Biotechnology stocks, coming off a very strong prior period of performance, were only marginally positive and had difficulty keeping pace with technology stocks during the majority of the one-year reporting period. This underperformance relative to technology stocks resulted in a significant negative attribution to Fund performance for the period. Nevertheless, we feel that our overweight position to biotechnology stocks, while on the lower end of our average historical exposure, is well positioned. Initial public offering (IPO) and secondary markets are frothy, and a key factor keeping us from increasing the Fund’s exposure to this high-beta

Fund Commentary (cont.)	Nationwide Bailard Technology & Science Fund

group includes the observation that companies posting positive clinical developments are being met with little upside, and negative updates are being met with large drawdowns. That said, we continue to believe that there are attractive opportunities within the biotechnology sector involving transformative technologies that can succeed regardless of external economic or political pressures.

The Fund did not hold derivatives during the reporting period.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Warren M. Johnson; David H. Smith, CFA; and Sonya Thadhani, CFA

The Fund is subject to the risks of investing in equity securities (including new public companies). Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more unpredictable price changes than are more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Technology & Science Fund

Asset Allocation†

Common Stocks	99.1%
Repurchase Agreement	0.5%
Short-Term Investment	0.1%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries††

Software	20.7%
Interactive Media & Services	14.0%
IT Services	13.3%
Technology Hardware, Storage & Peripherals	12.3%
Semiconductors & Semiconductor Equipment	11.0%
Biotechnology	6.5%
Electronic Equipment, Instruments & Components	6.3%
Entertainment	4.5%
Communications Equipment	4.4%
Internet & Direct Marketing Retail	4.1%
Other Industries*	2.9%
100.0%

Top Holdings††

Microsoft Corp.	7.2%
Facebook, Inc., Class A	5.4%
Apple, Inc.	4.9%
Alphabet, Inc., Class A	4.8%
Cisco Systems, Inc.	4.4%
NetApp, Inc.	4.1%
Adobe, Inc.	3.9%
Alphabet, Inc., Class C	3.7%
Amazon.com, Inc.	3.7%
DXC Technology Co.	3.5%
Other Holdings*	54.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	7.25%	16.35%	16.82%
	w/SC3	1.06%	14.98%	16.15%
Class C1	w/o SC2	6.46%	15.50%	16.03%
	w/SC4	5.46%	N/A	N/A
Class M1,5		7.66%	16.74%	17.26%
Class R6[5,6]		7.68%	16.76%	16.78%	[7]
Institutional Service Class[1,5,8]		7.58%	16.63%	17.16%
S&P North American Technology Sector IndexTM		13.71%	19.27%	18.98%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Gross Expense Ratio^
Class A	1.28%
Class C	2.05%
Class M	0.95%
Class R6	0.95%
Institutional Service Class	1.05%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Enhanced Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,011.30	6.39	1.26
	Hypothetical	(a)(b)	1,000.00	1,018.85	6.41	1.26
Class C Shares	Actual	(a)	1,000.00	1,007.30	10.32	2.04
	Hypothetical	(a)(b)	1,000.00	1,014.92	10.36	2.04
Class M Shares	Actual	(a)	1,000.00	1,013.00	4.77	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Class R6 Shares	Actual	(a)	1,000.00	1,012.60	4.77	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Institutional Service Class Shares	Actual	(a)	1,000.00	1,012.60	5.23	1.03
	Hypothetical	(a)(b)	1,000.00	1,020.01	5.24	1.03

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Bailard Technology & Science Fund

Common Stocks 99.1%

	Shares	Value

Biotechnology 6.5%
Acceleron Pharma, Inc.* (a)	10,400	$528,008
Alkermes plc*	8,000	326,640
Arena Pharmaceuticals, Inc.*	11,000	392,260
Array BioPharma, Inc.*	28,200	456,840
Biogen, Inc.*	900	273,843
BioMarin Pharmaceutical, Inc.*	5,000	460,850
Bluebird Bio, Inc.*	2,000	229,400
Celgene Corp.*	6,397	458,025
Esperion Therapeutics, Inc.* (a)	9,000	408,870
FibroGen, Inc.*	8,000	342,960
Global Blood Therapeutics, Inc.*	7,900	277,211
Ionis Pharmaceuticals, Inc.*	5,800	287,390
Ironwood Pharmaceuticals, Inc.*	28,500	373,350
Kura Oncology, Inc.*	30,000	326,100
MEI Pharma, Inc.*	77,792	259,825
Neurocrine Biosciences, Inc.*	4,900	525,035
Proteostasis Therapeutics, Inc.*	25,000	155,250
Sage Therapeutics, Inc.*	1,700	218,756
Sangamo Therapeutics, Inc.*	40,000	506,800
Spark Therapeutics, Inc.* (a)	4,000	179,960
uniQure NV*	13,000	334,490
Vertex Pharmaceuticals, Inc.*	2,200	372,812
Viking Therapeutics, Inc.* (a)	18,000	244,800
Voyager Therapeutics, Inc.*	22,000	298,540
Xencor, Inc.*	16,000	523,520

		8,761,535

Communications Equipment 4.4%
Cisco Systems, Inc.	129,470	5,923,253

Electronic Equipment, Instruments & Components 6.3%
Flex Ltd.*	208,480	1,638,653
Orbotech Ltd.*	46,000	2,573,240
TE Connectivity Ltd.	16,905	1,274,975
Tech Data Corp.*	42,200	2,981,852

		8,468,720

Entertainment 4.5%
Activision Blizzard, Inc.	50,000	3,452,500
Electronic Arts, Inc.*	28,150	2,561,087

		6,013,587

Household Durables 1.6%
Sony Corp., ADR-JP	39,900	2,159,787

Interactive Media & Services 13.9%
Alphabet, Inc., Class A*	5,950	6,488,951
Alphabet, Inc., Class C*	4,636	4,991,906
Facebook, Inc., Class A*	47,665	7,235,070

		18,715,927

Internet & Direct Marketing Retail 4.1%
Alibaba Group Holding Ltd., ADR-CN*	4,000	569,120
Amazon.com, Inc.*	3,095	4,945,841

		5,514,961

Common Stocks (continued)

	Shares	Value

IT Services 13.2%
Booz Allen Hamilton Holding Corp.	52,600	$2,605,804
Cognizant Technology Solutions Corp., Class A	39,915	2,755,332
DXC Technology Co.	63,700	4,639,271
Euronet Worldwide, Inc.*	35,000	3,891,300
Fiserv, Inc.*	14,000	1,110,200
Twilio, Inc., Class A*	18,800	1,414,136
Visa, Inc., Class A	10,130	1,396,421

		17,812,464

Pharmaceuticals 0.7%
Aerie Pharmaceuticals, Inc.*	6,500	345,670
Dermira, Inc.*	45,000	564,750

		910,420

Semiconductors & Semiconductor Equipment 11.0%
Broadcom, Inc.	10,016	2,238,476
KLA-Tencor Corp.	13,490	1,234,874
Lam Research Corp.	14,440	2,046,581
Maxim Integrated Products, Inc.	33,835	1,692,427
Micron Technology, Inc.*	10,350	390,402
NVIDIA Corp.	14,200	2,993,786
QUALCOMM, Inc.	12,655	795,873
Texas Instruments, Inc.	36,300	3,369,729

		14,762,148

Software 20.7%
Adobe, Inc.*	21,450	5,271,552
HubSpot, Inc.*	22,600	3,065,690
LogMeIn, Inc.	10,130	872,396
Microsoft Corp.	90,200	9,634,262
Qualys, Inc.*	33,600	2,393,664
RingCentral, Inc., Class A*	47,700	3,707,721
Splunk, Inc.*	12,900	1,287,936
Varonis Systems, Inc.*	25,900	1,581,713

		27,814,934

Technology Hardware, Storage & Peripherals 12.2%
Apple, Inc.	29,900	6,543,914
HP, Inc.	180,110	4,347,855
NetApp, Inc.	70,600	5,541,394

		16,433,163

Total Common Stocks (cost $64,050,184)		133,290,899

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c)	87,214	87,214

Total Short-Term Investment (cost $87,214)		87,214

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard Technology & Science Fund (Continued)

Repurchase Agreement 0.5%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $727,993, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $742,728. (c)(d)	$727,948	$727,948

Total Repurchase Agreement (cost $727,948)		727,948

Total Investments (cost $64,865,346) — 99.7%		134,106,061

Other assets in excess of liabilities — 0.3%		352,911

NET ASSETS — 100.0%		$134,458,972

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $831,053, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $87,214 and $727,948, respectively, a total value of $815,162.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $815,162.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

JP	Japan

CN	China

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Bailard Technology & Science Fund
Assets:
Investment securities, at value* (cost $64,137,398)	$133,378,113
Repurchase agreement, at value (cost $727,948)	727,948
Cash	1,319,079
Interest and dividends receivable	29,130
Security lending income receivable	401
Receivable for investments sold	605,339
Receivable for capital shares issued	4,287
Prepaid expenses	25,939

Total Assets	136,090,236

Liabilities:
Payable for investments purchased	625,235
Payable for capital shares redeemed	36,469
Payable upon return of securities loaned (Note 2)	815,162
Accrued expenses and other payables:
Investment advisory fees	90,521
Fund administration fees	24,549
Distribution fees	1,969
Administrative servicing fees	1,781
Accounting and transfer agent fees	4,435
Trustee fees	458
Custodian fees	1,064
Compliance program costs (Note 3)	96
Professional fees	20,271
Printing fees	3,430
Other	5,824

Total Liabilities	1,631,264

Net Assets	$134,458,972

Represented by:
Capital	$47,343,025
Total distributable earnings (loss)	87,115,947

Net Assets	$134,458,972

Net Assets:
Class A Shares	$3,856,959
Class C Shares	1,241,656
Class M Shares	123,213,676
Class R6 Shares	4,292,208
Institutional Service Class Shares	1,854,473

Total	$134,458,972

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	178,789
Class C Shares	63,882
Class M Shares	5,445,697
Class R6 Shares	190,132
Institutional Service Class Shares	82,143

Total	5,960,643

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Bailard Technology & Science Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$21.57
Class C Shares (b)	$19.44
Class M Shares	$22.63
Class R6 Shares	$22.57
Institutional Service Class Shares	$22.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.89

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $831,053 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$1,229,682
Interest income	10,882
Income from securities lending (Note 2)	7,916

Total Income	1,248,480

EXPENSES:
Investment advisory fees	1,098,269
Fund administration fees	116,503
Distribution fees Class A	10,396
Distribution fees Class C	14,615
Administrative servicing fees Class A	3,115
Administrative servicing fees Class C	1,462
Administrative servicing fees Institutional Service Class	1,636
Registration and filing fees	67,183
Professional fees	32,044
Printing fees	16,771
Trustee fees	4,492
Custodian fees	5,505
Accounting and transfer agent fees	15,507
Compliance program costs (Note 3)	595
Other	8,721

Total Expenses	1,396,814

NET INVESTMENT LOSS	(148,334)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	17,986,055
Net change in unrealized appreciation/depreciation in the value of investment securities	(7,070,421)

Net realized/unrealized gains	10,915,634

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,767,300

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$(148,334)	$1,489
Net realized gains	17,986,055	13,543,968
Net change in unrealized appreciation/depreciation	(7,070,421)	27,232,217

Change in net assets resulting from operations	10,767,300	40,777,674

Distributions to Shareholders From:
Distributable earnings:
Class A	(357,679)	(208,173	)(a)
Class C	(171,264)	(85,360	)(a)
Class M	(12,448,540)	(7,284,924	)(a)
Class R6 (b)	(297,144)	(86,508	)(a)
Institutional Service Class	(185,145)	(71,146	)(a)

Change in net assets from shareholder distributions	(13,459,772)	(7,736,111)

Change in net assets from capital transactions	(5,199,867)	1,648,931

Change in net assets	(7,892,339)	34,690,494

Net Assets:
Beginning of year	142,351,311	107,660,817

End of year	$134,458,972	$142,351,311	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,577,760	$1,651,814
Dividends reinvested	335,740	201,902
Cost of shares redeemed	(1,529,038)	(1,991,284)

Total Class A Shares	384,462	(137,568)

Class C Shares
Proceeds from shares issued	154,985	281,885
Dividends reinvested	164,581	79,767
Cost of shares redeemed	(595,738)	(151,284)

Total Class C Shares	(276,172)	210,368

Class M Shares
Proceeds from shares issued	3,459,969	3,060,958
Dividends reinvested	10,338,567	6,296,990
Cost of shares redeemed	(20,443,534)	(9,716,790)

Total Class M Shares	(6,644,998)	(358,842)

Class R6 Shares (b)
Proceeds from shares issued	3,228,625	1,809,507
Dividends reinvested	297,144	86,508
Cost of shares redeemed	(2,200,664)	(665,695)

Total Class R6 Shares	1,325,105	1,230,320

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$361,624	$	1,341,162
Dividends reinvested	156,834		48,808
Cost of shares redeemed	(506,722)		(685,317)

Total Institutional Service Class Shares	11,736		704,653

Change in net assets from capital transactions	$(5,199,867)		$1,648,931

SHARE TRANSACTIONS:
Class A Shares
Issued	70,828		89,737
Reinvested	16,204		12,207
Redeemed	(69,131)		(98,703)

Total Class A Shares	17,901		3,241

Class C Shares
Issued	7,297		16,150
Reinvested	8,759		5,224
Redeemed	(30,725)		(8,539)

Total Class C Shares	(14,669)		12,835

Class M Shares
Issued	147,885		162,271
Reinvested	477,091		366,317
Redeemed	(891,078)		(503,106)

Total Class M Shares	(266,102)		25,482

Class R6 Shares (b)
Issued	137,980		90,892
Reinvested	13,744		5,044
Redeemed	(94,301)		(33,039)

Total Class R6 Shares	57,423		62,897

Institutional Service Class Shares
Issued	15,368		64,138
Reinvested	7,247		2,842
Redeemed	(21,291)		(37,555)

Total Institutional Service Class Shares	1,324		29,425

Total change in shares	(204,123)		133,880

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $3,903, $0, $214,128, $2,543 and $1,822 for Class A, Class C, Class M, Class R6 and Institutional Service Class, respectively and net realized gains of $204,270, $85,360, $7,070,796, $83,965 and $69,324 for Class A, Class C, Class M, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $142,627.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$22.22	(0.09)	1.61	1.52	–	(2.17)	(2.17)	$21.57	7.25%		$3,856,959	1.26%	(0.41%	)	1.26%	22.56%
Year Ended October 31, 2017	$17.26	(0.06)	6.29	6.23	(0.02)	(1.25)	(1.27)	$22.22	38.67%		$3,574,315	1.28%	(0.31%	)	1.28%	26.17%
Year Ended October 31, 2016	$17.46	0.05	1.12	1.17	–	(1.37)	(1.37)	$17.26	7.35%		$2,720,410	1.31%	0.28%		1.31%	28.65%
Year Ended October 31, 2015	$17.54	–	1.51	1.51	(0.02)	(1.57)	(1.59)	$17.46	9.66%		$3,206,650	1.27%	(0.01%	)	1.27%	25.31%
Period Ended October 31, 2014 (h)	$16.53	(0.01)	1.02	1.01	–	–	–	$17.54	6.11%		$2,450,895	1.45%	(0.32%	)	1.46%	7.60%
Year Ended July 31, 2014	$13.51	(0.03)	3.05	3.02	–	–	–	$16.53	22.35%		$2,192,132	1.37%	(0.23%	)	1.39%	36.99%

Class C Shares
Year Ended October 31, 2018	$20.37	(0.24)	1.48	1.24	–	(2.17)	(2.17)	$19.44	6.46%		$1,241,656	2.03%	(1.19%	)	2.03%	22.56%
Year Ended October 31, 2017	$16.01	(0.19)	5.80	5.61	–	(1.25)	(1.25)	$20.37	37.67%		$1,599,961	2.04%	(1.08%	)	2.04%	26.17%
Year Ended October 31, 2016	$16.42	(0.08)	1.04	0.96	–	(1.37)	(1.37)	$16.01	6.47%		$1,052,416	2.07%	(0.52%	)	2.09%	28.65%
Year Ended October 31, 2015	$16.68	(0.11)	1.42	1.31	–	(1.57)	(1.57)	$16.42	8.90%		$926,389	1.99%	(0.71%	)	1.99%	25.31%
Period Ended October 31, 2014 (h)	$15.74	(0.04)	0.98	0.94	–	–	–	$16.68	5.97%		$565,917	2.05%	(0.92%	)	2.17%	7.60%
Year Ended July 31, 2014	$12.95	(0.13)	2.92	2.79	–	–	–	$15.74	21.54%		$498,395	2.05%	(0.90%	)	2.05%	36.99%

Class M Shares
Year Ended October 31, 2018	$23.15	(0.02)	1.69	1.67	(0.02)	(2.17)	(2.19)	$22.63	7.66%		$123,213,676	0.93%	(0.08%	)	0.93%	22.56%
Year Ended October 31, 2017	$17.89	–	6.55	6.55	(0.04)	(1.25)	(1.29)	$23.15	39.12%		$132,242,812	0.95%	0.02%		0.95%	26.17%
Year Ended October 31, 2016	$18.07	0.10	1.16	1.26	(0.07)	(1.37)	(1.44)	$17.89	7.67%		$101,722,940	0.98%	0.58%		0.98%	28.65%
Year Ended October 31, 2015	$18.10	0.07	1.55	1.62	(0.08)	(1.57)	(1.65)	$18.07	10.02%		$100,410,733	0.95%	0.39%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.04	–	1.06	1.06	–	–	–	$18.10	6.22%		$101,788,290	1.05%	0.09%		1.08%	7.60%
Year Ended July 31, 2014	$13.90	0.03	3.14	3.17	(0.03)	–	(0.03)	$17.04	22.85%		$96,832,238	0.99%	0.18%		0.99%	36.99%

Class R6 Shares (i)
Year Ended October 31, 2018	$23.10	(0.02)	1.68	1.66	(0.02)	(2.17)	(2.19)	$22.57	7.63%	(j)	$4,292,208	0.93%	(0.08%	)	0.93%	22.56%
Year Ended October 31, 2017	$17.86	–	6.53	6.53	(0.04)	(1.25)	(1.29)	$23.10	39.07%		$3,066,228	0.95%	–		0.95%	26.17%
Year Ended October 31, 2016	$18.04	0.06	1.21	1.27	(0.08)	(1.37)	(1.45)	$17.86	7.69%	(j)	$1,246,501	0.98%	0.35%		0.98%	28.65%
Year Ended October 31, 2015	$18.06	0.03	1.60	1.63	(0.08)	(1.57)	(1.65)	$18.04	10.11%		$278,563	0.95%	0.16%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.00	–	1.06	1.06	–	–	–	$18.06	6.24%		$124,010	1.05%	0.05%		1.08%	7.60%
Period Ended July 31, 2014 (k)	$14.53	(0.02)	2.52	2.50	(0.03)	–	(0.03)	$17.00	17.25%		$76,937	0.96%	(0.14%	)	0.96%	36.99%

Institutional Service Class Shares (l)
Year Ended October 31, 2018	$23.11	(0.04)	1.69	1.65	(0.01)	(2.17)	(2.18)	$22.58	7.58%		$1,854,473	1.01%	(0.16%	)	1.01%	22.56%
Year Ended October 31, 2017	$17.87	(0.02)	6.54	6.52	(0.03)	(1.25)	(1.28)	$23.11	39.00%		$1,867,995	1.06%	(0.08%	)	1.06%	26.17%
Year Ended October 31, 2016	$18.03	0.08	1.17	1.25	(0.04)	(1.37)	(1.41)	$17.87	7.60%		$918,550	1.09%	0.48%		1.09%	28.65%
Year Ended October 31, 2015	$18.05	0.06	1.53	1.59	(0.04)	(1.57)	(1.61)	$18.03	9.89%		$1,019,308	1.03%	0.32%		1.03%	25.31%
Period Ended October 31, 2014 (h)	$17.00	–	1.05	1.05	–	–	–	$18.05	6.18%		$1,119,698	1.20%	(0.04%	)	1.25%	7.60%
Year Ended July 31, 2014	$13.87	–	3.14	3.14	(0.01)	–	(0.01)	$17.00	22.63%		$1,203,010	1.17%	0.01%		1.20%	36.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

For the annual period ended October 31, 2018, the Nationwide Diamond Hill Large Cap Concentrated Fund (Institutional Service Class) returned 4.96% versus 3.03% for its benchmark, the Russell 1000® Value Index*, and 6.98% for its former benchmark, the Russell 1000® Index. For broader comparison, the median return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,249 funds as of October 31, 2018), was 5.34% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

All sectors except the energy sector contributed to absolute return during the reporting period, led by Fund holdings in the health care, information technology, and consumer discretionary sectors.

Security selection in the information technology sector was the largest contributor to the Fund’s return relative to the Russell 1000 Value Index, led by the Fund’s positions in Microsoft Corp. and Apple, Inc. During the reporting period, Microsoft experienced strong revenue growth and margin expansion, while Apple continued to see strong sales of its smartphones, services, and other products. The Fund sold its shares of Apple, Inc. in May to make room for other investments. Security selection in the health care, industrials, and consumer discretionary sectors also represented large contributors to relative Fund return. Within the health care sector, Abbott Laboratories reported a series of strong quarterly earnings, led by growth in its diabetes business. The company’s strong performance also allowed it to pay down debt more quickly than anticipated after the St. Jude and Alere acquisitions. In the consumer discretionary sector, the Fund’s selective exposure within retail and apparel was a source of strength. TJX Companies, the Fund’s largest holding in the sector, executed well and continued to take share from struggling department stores.

Security selection and an underweight position in the energy sector proved to be the largest detractors from relative Fund return during the reporting period. Both Cimarex Energy Co. and

Devon Energy Corp. were affected by issues in the Permian Basin such as service cost inflation, labor inflation, and a lack of takeaway (pipeline) capacity. We believe the pipeline shortage is a temporary issue that should be resolved in the next 12 to 18 months. Security selection in the new communication services sector also detracted from relative Fund return, although this was partially offset by the Fund’s overweight position in the sector. Facebook, Inc. (Class A) was the primary detractor in the communication services sector. The Fund initiated a position in Facebook during the second quarter of 2018. After increasing materially through July, the stock declined in response to management guidance for slowing revenue growth and lower operating margins. While we were not concerned with revenue guidance, the lower margin expectation surprised us as Facebook needs to invest heavily in improving security and privacy on its social-media and messaging platforms. However, we expect the company to retain its attractive network economics and manage user privacy concerns without impairing the value of the business over the long term. Although the financial sector had a neutral impact on relative Fund returns, life insurer MetLife, Inc. was a detractor. Concern about long-term care within the insurance industry has pressured valuations without any significant company-specific news.

The Fund was converted from a large-cap strategy to a large-cap concentrated strategy in mid-March 2018. Prior to the strategy conversion, three positions were eliminated. Industrial supplies distributor Fastenal Co. was eliminated as it reached our estimate of intrinsic value. Automobile manufacturer Ford Motor Co. and household durables manufacturer Whirlpool Corp. were eliminated in order to invest capital in more attractive opportunities.

The conversion of the Fund to a more concentrated portfolio in March 2018 resulted in the elimination of 30 positions (listed below). Since the conversion, Apple, Inc. and Cimarex Energy Co. also were sold. The Fund sold its position in Cimarex Energy Co. to fund the investment in Devon Energy. We continue to like the investment opportunity in Cimarex, but the

Fund Commentary (cont.)	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

concentrated nature of the strategy led us to favor Devon Energy.

Our investment strategy is active and intrinsic value-focused with bottom-up analysis of primary importance. We use a five-year discounted cash flow methodology to estimate intrinsic value and then compare our estimate to the current market price.

Upgrading quality has been a theme within the Fund. If a company is struggling in today’s strong economic environment, it is likely an indication that the business has fundamental challenges that will not be easy to fix. We have been trimming or eliminating companies that fit this mold, including Whirlpool Corp. and Ford Motor Co. We have been buying companies, including Facebook, that are higher quality and may trade at a slight premium to the market multiple. We define high quality as having a strong competitive position, pricing power, and a strong balance sheet. These companies trade at a slight premium to the market despite having much better growth/reinvestment profiles. In addition, these companies are better positioned to withstand a downturn. They typically have a strong balance sheet and management team, are more insulated from inflation due to pricing power, are more likely to retain a higher percentage of tax savings rather than have it competed away, and are better positioned for rising rates due to strong balance sheets and lower debt levels.

Financials, Healthcare and Communication Services are the Fund’s largest sector exposures and are representative of the value opportunities we are finding in the market.

During the fourth quarter of 2017, all sectors within the Russell 1000 Value Index posted a positive return in the quarter, while the Financials sector benefited from the passage of U.S. tax code changes, which helped offset ongoing sluggishness in the macroeconomic environment, including tepid loan growth and a flattening yield curve. An additional increase to the federal funds rate in December also helped boost U.S. bank stocks.

The first quarter of 2018 started strong in January. However, stocks fell in February due to concerns about interest rates and increasing volatility, and they continued to fall in March on fears of a global trade war. The Russell 1000 Value Index closed the quarter down 0.69%, the first quarterly decline since 2015. The information technology and consumer discretionary sectors were the only sectors in the Russell 1000 Value Index to post positive returns for the quarter.

The second quarter of 2018 saw the Russell 1000 Value Index generate a strong 3.6% return despite the increasing political rhetoric around tariffs, trade wars, and the potential for an inverted yield curve. Energy was by far the best-performing sector, and financials was the worst performer as investors became concerned about the flattening of the yield curve.

The third quarter also saw strong returns in the Russell 1000 Value Index, which was up 7.4%. Health care was the best-performing sector during the quarter, up 14.3%, followed by a 12.5% increase in the information technology sector. Declines in Facebook and Netflix — a rare occurrence in recent years — dampened the return for the new communication services sector.

The U.S. equity markets were volatile during October 2018, with the Russell 1000 Value Index down 7.1%. International trade concerns and the Federal Reserve’s decision to gradually raise interest rates and reduce its balance sheet continue to impact the market. In addition, increasing long-term interest rates are beginning to cause concern for equity investors.

Eliminated positions due to strategy conversion on March 18, 2018:

Axalta Coating Systems Ltd.; Brighthouse Financial, Inc.; Charter Communications, Inc. (Class A); Coty Inc. (Class A); Eastman Chemical Co.; First Republic Bank; Franklin Resources, Inc.; Gilead Sciences, Inc.; Goodyear Tire & Rubber Co.; Hanesbrands, Inc.; Hartford Financial Services Group, Inc.; Honeywell International Inc.; Juniper Networks, Inc.; Kimberly-Clark Corp.; Linde PLC;

Fund Commentary (cont.)	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

Loews Corp.; Marsh & McLennan Companies, Inc.; Medtronic PLC; Molson Coors Brewing Co. (Class B); Morgan Stanley; Parker-Hannifin Corp.; PNC Financial Services Group, Inc.; TEGNA, Inc.; Texas Instruments, Inc.; Thermo Fisher Scientific, Inc.; Twenty-First Century Fox, Inc. (Class B); United Continental Holdings, Inc.; Verisk Analytics, Inc.; Walt Disney Co.; Worldpay, Inc. (Class A).

The Fund did not hold derivatives during the reporting period.

Subadviser:

Diamond Hill Capital Management, Inc.**

Portfolio Managers:

Charles Bath, CFA; Austin Hawley, CFA; and Christopher Welch, CFA

*	As of November 20, 2017, the Fund changed its broad-based securities index from the Russell 1000® Index to the Russell 1000® Value Index to more accurately reflect the Fund’s current investment style.

**	Diamond Hill Capital Management, Inc. became subadviser to the Fund on July 16, 2018.

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses a value style of investing and may underperform other funds that use different investing styles. Because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

Asset Allocation†

Common Stocks	98.5%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries††

Banks	12.5%
Interactive Media & Services	10.1%
Health Care Equipment & Supplies	8.2%
Diversified Financial Services	6.0%
Consumer Finance	5.8%
Aerospace & Defense	5.3%
Insurance	5.1%
Health Care Providers & Services	4.9%
Software	4.9%
Household Products	4.7%
Other Industries	32.5%
100.0%

Top Holdings††

Abbott Laboratories	8.2%
Citigroup, Inc.	7.4%
Alphabet, Inc., Class A	6.3%
Berkshire Hathaway, Inc., Class B	6.0%
Discover Financial Services	5.8%
United Technologies Corp.	5.3%
JPMorgan Chase & Co.	5.1%
MetLife, Inc.	5.1%
Aetna, Inc.	4.9%
Microsoft Corp.	4.9%
Other Holdings	41.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

Fund Performance	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	4.77%	9.25%	12.46%
	w/SC3	(1.28)%	7.98%	11.83%
Class C1	w/o SC2	4.05%	8.57%	11.75%
	w/SC4	3.05%	N/A	N/A
Class R6[5,6]		5.12%	9.68%	9.78%	[7]
Institutional Service Class[1,5,8]		4.96%	9.52%	12.77%
Russell 1000® Index		6.98%	11.05%	13.42%
Russell 1000® Value Index		3.03%	8.61%	11.30%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.27%	1.19%
Class C	1.96%	1.88%
Class R6	0.90%	0.82%
Institutional Service Class	1.05%	0.97%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Diamond Hill Large Cap Concentrated Fund versus the Russell 1000® Value Index (current benchmark), the Russell 1000® Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Large Cap Core Equity Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund) October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,052.30	5.90	1.14
	Hypothetical	(a)(b)	1,000.00	1,019.46	5.80	1.14
Class C Shares	Actual	(a)	1,000.00	1,048.20	9.76	1.89
	Hypothetical	(a)(b)	1,000.00	1,015.68	9.60	1.89
Class R6 Shares	Actual	(a)	1,000.00	1,053.80	4.24	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.07	4.18	0.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,053.00	5.02	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

Common Stocks 98.5%

	Shares	Value

Aerospace & Defense 5.2%
United Technologies Corp.	14,317	$1,778,315

Auto Components 3.3%
BorgWarner, Inc.	28,029	1,104,623

Banks 12.3%
Citigroup, Inc.	37,510	2,455,404
JPMorgan Chase & Co.	15,730	1,714,885

		4,170,289

Beverages 4.3%
PepsiCo, Inc.	12,855	1,444,645

Consumer Finance 5.7%
Discover Financial Services	27,951	1,947,346

Diversified Financial Services 5.9%
Berkshire Hathaway, Inc., Class B*	9,736	1,998,606

Health Care Equipment & Supplies 8.1%
Abbott Laboratories	39,631	2,732,161

Health Care Providers & Services 4.8%
Aetna, Inc.	8,227	1,632,237

Household Products 4.6%
Procter & Gamble Co. (The)	17,665	1,566,532

Insurance 5.0%
MetLife, Inc.	41,229	1,698,222

Interactive Media & Services 9.9%
Alphabet, Inc., Class A*	1,914	2,087,370
Facebook, Inc., Class A*	8,441	1,281,259

		3,368,629

Media 3.6%
Comcast Corp., Class A	31,956	1,218,802

Oil, Gas & Consumable Fuels 4.4%
Devon Energy Corp.	45,778	1,483,207

Pharmaceuticals 4.5%
Pfizer, Inc.	35,692	1,536,898

Software 4.8%
Microsoft Corp.	15,266	1,630,561

Specialty Retail 4.6%
TJX Cos., Inc. (The)	14,167	1,556,670

Textiles, Apparel & Luxury Goods 3.2%
VF Corp.	13,162	1,090,867

Common Stocks (continued)

	Shares	Value

Tobacco 4.3%
Philip Morris International, Inc.	16,381	$1,442,675

Total Investments (cost $33,664,864) — 98.5%		33,401,285

Other assets in excess of liabilities — 1.5%		515,974

NET ASSETS — 100.0%		$33,917,259

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
Assets:
Investment securities, at value (cost $33,664,864)	$33,401,285
Cash	541,458
Interest and dividends receivable	28,633
Security lending income receivable	16
Receivable for capital shares issued	436
Reimbursement from investment adviser (Note 3)	17,948
Prepaid expenses	26,137

Total Assets	34,015,913

Liabilities:
Payable for capital shares redeemed	11,000
Accrued expenses and other payables:
Investment advisory fees	18,245
Fund administration fees	21,691
Distribution fees	7,471
Administrative servicing fees	3,690
Accounting and transfer agent fees	5,107
Trustee fees	122
Compliance program costs (Note 3)	38
Professional fees	20,930
Printing fees	4,593
Other	5,767

Total Liabilities	98,654

Net Assets	$33,917,259

Represented by:
Capital	$21,319,398
Total distributable earnings (loss)	12,597,861

Net Assets	$33,917,259

Net Assets:
Class A Shares	26,081,368
Class C Shares	2,033,783
Class R6 Shares	2,249,467
Institutional Service Class Shares	3,552,641

Total	$33,917,259

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,919,602
Class C Shares	157,589
Class R6 Shares	165,199
Institutional Service Class Shares	260,486

Total	2,502,876

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.59
Class C Shares (b)	$12.91
Class R6 Shares	$13.62
Institutional Service Class Shares	$13.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.42

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
INVESTMENT INCOME:
Dividend income	$1,097,380
Interest income	10,394
Income from securities lending (Note 2)	257

Total Income	1,108,031

EXPENSES:
Investment advisory fees	344,245
Fund administration fees	95,065
Distribution fees Class A	69,400
Distribution fees Class C	25,156
Administrative servicing fees Class A	25,213
Administrative servicing fees Class C	1,642
Administrative servicing fees Institutional Service Class	5,869
Registration and filing fees	59,229
Professional fees	29,547
Printing fees	27,539
Trustee fees	1,667
Custodian fees	5,748
Accounting and transfer agent fees	16,863
Compliance program costs (Note 3)	214
Other	7,346

Total expenses before expenses reimbursed	714,743

Expenses reimbursed by adviser (Note 3)	(117,674)

Net Expenses	597,069

NET INVESTMENT INCOME	510,962

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	19,713,955
Expiration or closing of futures contracts (Note 2)	48,343

Net realized gains	19,762,298

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(16,012,056)
Futures contracts (Note 2)	(30,965)

Net change in unrealized appreciation/depreciation	(16,043,021)

Net increase from payment by affiliate (Note 3)	30,589

Net realized/unrealized gains	3,749,866

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,260,828

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$510,962	$603,546
Net realized gains	19,762,298	6,619,246
Net change in unrealized appreciation/depreciation	(16,043,021)	8,036,512
Net increase from payment by affiliate (Note 3)	30,589	–

Change in net assets resulting from operations	4,260,828	15,259,304

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,820,044)	(1,979,053	)(a)
Class C	(271,158)	(265,779	)(a)
Class R6 (b)	(3,822,874)	(3,584,036	)(a)
Institutional Service Class	(427,627)	(350,150	)(a)

Change in net assets from shareholder distributions	(7,341,703)	(6,179,018)

Change in net assets from capital transactions	(36,369,686)	(9,212,677)

Change in net assets	(39,450,561)	(132,391)

Net Assets:
Beginning of year	73,367,820	73,500,211

End of year	$33,917,259	$73,367,820	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$742,462	$1,970,236
Dividends reinvested	2,786,745	1,936,519
Cost of shares redeemed	(4,053,430)	(3,371,680)

Total Class A Shares	(524,223)	535,075

Class C Shares
Proceeds from shares issued	212,798	154,816
Dividends reinvested	231,254	223,555
Cost of shares redeemed	(1,106,490)	(1,077,058)

Total Class C Shares	(662,438)	(698,687)

Class R6 Shares (b)
Proceeds from shares issued	104,176	690,144
Dividends reinvested	3,168,677	2,882,714
Cost of shares redeemed	(37,964,551)	(12,208,039)

Total Class R6 Shares	(34,691,698)	(8,635,181)

Institutional Service Class Shares
Proceeds from shares issued	293,817	672,587
Dividends reinvested	384,473	315,286
Cost of shares redeemed	(1,169,617)	(1,401,757)

Total Institutional Service Class Shares	(491,327)	(413,884)

Change in net assets from capital transactions	$(36,369,686)	$(9,212,677)

Statements of Changes in Net Assets (Continued)

	Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	54,195	146,992
Reinvested	203,118	154,402
Redeemed	(292,645)	(252,906)

Total Class A Shares	(35,332)	48,488

Class C Shares
Issued	15,896	12,577
Reinvested	17,696	18,614
Redeemed	(85,530)	(84,984)

Total Class C Shares	(51,938)	(53,793)

Class R6 Shares (b)
Issued	7,405	52,185
Reinvested	230,277	229,788
Redeemed	(2,721,515)	(918,608)

Total Class R6 Shares	(2,483,833)	(636,635)

Institutional Service Class Shares
Issued	21,115	50,566
Reinvested	27,918	25,019
Redeemed	(84,435)	(104,663)

Total Institutional Service Class Shares	(35,402)	(29,078)

Total change in shares	(2,606,505)	(671,018)

Amounts designated as “–“ are zero or rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $140,624, $6,695, $379,806 and $33,109 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $1,838,429, $259,084, $3,204,230 and $317,041 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $194,603.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund)

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$14.36	0.11	0.58	0.69	(h)	(0.11)	(1.35)	(1.46)	$13.59	4.77%	(h)	$26,081,368	1.16%	0.78%		1.40%	176.54%
Year Ended October 31, 2017	$12.72	0.08	2.62	2.70		(0.07)	(0.99)	(1.06)	$14.36	22.46%		$28,077,156	1.20%	0.61%		1.27%	81.60%
Year Ended October 31, 2016	$13.51	0.10	0.08	0.18		(0.09)	(0.88)	(0.97)	$12.72	1.62%		$24,245,435	1.22%	0.78%		1.28%	59.58%
Year Ended October 31, 2015	$13.66	0.08	0.36	0.44		(0.14)	(0.45)	(0.59)	$13.51	3.54%		$26,446,449	1.22%	0.60%		1.24%	73.41%
Period Ended October 31, 2014 (i)	$13.19	0.02	0.45	0.47		–	–	–	$13.66	3.56%		$12,154,734	1.22%	0.58%		1.46%	10.45%
Year Ended July 31, 2014	$11.43	0.09	1.71	1.80		(0.04)	–	(0.04)	$13.19	15.72%		$11,954,280	1.22%	0.70%		1.34%	47.69%

Class C Shares
Year Ended October 31, 2018	$13.73	0.01	0.56	0.57	(h)	(0.04)	(1.35)	(1.39)	$12.91	4.05%	(h)	$2,033,783	1.89%	0.04%		2.11%	176.54%
Year Ended October 31, 2017	$12.24	–	2.51	2.51		(0.03)	(0.99)	(1.02)	$13.73	21.63%		$2,877,758	1.86%	(0.03%	)	1.96%	81.60%
Year Ended October 31, 2016	$13.04	0.02	0.09	0.11		(0.03)	(0.88)	(0.91)	$12.24	1.06%		$3,222,103	1.82%	0.17%		1.97%	59.58%
Year Ended October 31, 2015	$13.21	(0.01)	0.36	0.35		(0.07)	(0.45)	(0.52)	$13.04	2.88%		$3,397,297	1.82%	(0.04%	)	1.94%	73.41%
Period Ended October 31, 2014 (i)	$12.78	–	0.43	0.43		–	–	–	$13.21	3.36%		$1,293,302	1.82%	(0.05%	)	2.13%	10.45%
Year Ended July 31, 2014	$11.11	0.01	1.67	1.68		(0.01)	–	(0.01)	$12.78	15.09%		$1,008,150	1.82%	0.11%		1.99%	47.69%

Class R6 Shares (j)
Year Ended October 31, 2018	$14.40	0.15	0.59	0.74	(h)	(0.17)	(1.35)	(1.52)	$13.62	5.12%	(h)	$2,249,467	0.82%	1.10%		0.98%	176.54%
Year Ended October 31, 2017	$12.75	0.13	2.63	2.76		(0.12)	(0.99)	(1.11)	$14.40	22.95%		$38,148,500	0.82%	1.00%		0.90%	81.60%
Year Ended October 31, 2016	$13.54	0.14	0.09	0.23		(0.14)	(0.88)	(1.02)	$12.75	2.01%		$41,887,204	0.82%	1.09%		0.92%	59.58%
Year Ended October 31, 2015	$13.71	0.11	0.38	0.49		(0.21)	(0.45)	(0.66)	$13.54	3.91%		$331,641	0.82%	0.78%		0.85%	73.41%
Period Ended October 31, 2014 (i)	$13.22	0.03	0.46	0.49		–	–	–	$13.71	3.71%		$48,247	0.82%	0.98%		1.08%	10.45%
Period Ended July 31, 2014 (k)	$11.73	0.13	1.44	1.57		(0.08)	–	(0.08)	$13.22	13.44%		$46,542	0.82%	1.12%		0.92%	47.69%

Institutional Service Class Shares (l)
Year Ended October 31, 2018	$14.41	0.14	0.58	0.72	(h)	(0.14)	(1.35)	(1.49)	$13.64	4.96%	(h)	$3,552,641	0.97%	0.97%		1.20%	176.54%
Year Ended October 31, 2017	$12.76	0.11	2.63	2.74		(0.10)	(0.99)	(1.09)	$14.41	22.74%		$4,264,406	0.97%	0.85%		1.03%	81.60%
Year Ended October 31, 2016	$13.54	0.16	0.06	0.22		(0.12)	(0.88)	(1.00)	$12.76	1.89%		$4,145,469	0.94%	1.28%		0.94%	59.58%
Year Ended October 31, 2015	$13.71	0.14	0.34	0.48		(0.20)	(0.45)	(0.65)	$13.54	3.84%		$59,309,270	0.83%	1.06%		0.83%	73.41%
Period Ended October 31, 2014 (i)	$13.23	0.03	0.45	0.48		–	–	–	$13.71	3.63%		$52,804,909	0.97%	0.83%		1.08%	10.45%
Year Ended July 31, 2014	$11.46	0.12	1.72	1.84		(0.07)	–	(0.07)	$13.23	16.04%		$50,826,838	0.97%	0.95%		1.05%	47.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes payment by an affiliate which impacted the Fund’s per share operations activity and total return. The per share impact was $0.01 per share for all classes. Excluding the payment from the affiliate, the Class A, Class C, Class R6 and Institutional Service Class total returns are 4.69%, 3.89%, 4.88% and 4.88%, respectively. (Note 3)

(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

For the annual period ended October 31, 2018, the Nationwide Dynamic U.S. Growth Fund (Class R6) returned 10.00% versus 7.35% for its benchmark, the S&P 500® Index (S&P 500)*, and 10.71% for its former benchmark, the Russell 1000® Growth Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,412 funds as of October 31, 2018), was 5.34% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

BNY Asset Management North America Corporation assumed portfolio management responsibilities for the Fund on July 16, 2018. Prior to this change, sector selection within the Real Estate and Consumer Discretionary sectors strongly contributed to Fund performance during the reporting period, while sector selection in the Financials and Industrials sectors detracted from Fund performance. Stock selection in the Communication Services sector (more specifically, Netflix, Comcast and Facebook) contributed the most for the period. Fund holdings Nike, Mohawk and PulteGroup detracted from Fund performance for the period.

In the third quarter of 2018, the Fund held an extended long position in U.S. equities (120%) and a modest long position in U.S. Treasuries (10%). This positioning paid off for Fund performance as the S&P 500 rose in July, August and September, helped by robust corporate earnings and firmer economic growth. While the trade war issue stayed at the forefront of investors’ minds, an accelerating U.S. economy and further robust U.S. earnings, along with compromises and the suspension of some threatened tariffs, helped to dissipate tensions.

In October of 2018, equities tumbled; the S&P 500 fell 6.84%, its largest monthly decline since September 2011. The drop in the broad-based securities index was attributed to several factors, including worries about global growth, tightening liquidity, sustainability of earnings and higher U.S. interest rates. The rise in U.S. 10-year yields to 3.26% — the highest level since 2011 —

was the immediate trigger for the equity sell-off, as higher bond yields reduced the relative attractiveness of equities. In addition, U.S. Federal Reserve Chair Jerome Powell suggested that interest rates were still a long way from neutral and might need to go beyond neutral to deal with overheating risks in the U.S. economy. Powell’s view prompted concern that the Fed’s policy tightening could push the U.S. economy into recession. Concerns that earnings might not keep pace with increasing expectations also weighed on sentiment.

The Fund’s extended U.S. equity position was the main driver of the Fund’s underperformance. Compounding the effect on the Fund of the decline in equities during October was the Fund’s lack of downside protection from its long bond position, as the Bloomberg Barclays Long U.S. Treasury Index fell 3.05%. Yields spiked after the September ISM (Institute of Supply Management) non-manufacturing survey reached an expansion high. Yields were thereafter supported by the Fed, which gave little sign of altering the course of monetary policy amid equity market volatility.

In mid-October, the target allocation for the Fund’s strategy was changed from 120% stocks and 10% bonds to approximately 130% stocks and 20% bonds. The reason for the shift is highlighted below.

Bottom-up fundamentals continued to impress during the reporting period as corporate earnings performance in the first two quarters of 2018 were up more than 20% year over year. In addition to surging bottom-line performance results, revenues for S&P 500 companies grew in the high single digits. These revenue and earnings results significantly outperformed analyst expectations even after analysts had factored in the impact of U.S. tax reform. In addition, analysts raised their forward earnings estimates during the first three quarters of 2018, which is very unusual. Typically, by this time of year, analysts are well on their way to walking down overly optimistic beginning-of-year projections.

Steady growth and contained inflation remain our base case, with little probability of a sustained

Fund Commentary (cont.)	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

breakout to higher levels that would lead to a rapid change in future rate hike projections. The Fed has raised short-term interest rates from zero to a current range of 2.0% to 2.25%. The Fed’s dot plot — the Federal Open Market Committee members’ outlook for the federal funds rate — calls for one additional quarter-point hike in December of 2018 and three quarter-point hikes in 2019. Currently, the market is anticipating two quarter-point hikes through the end of 2019. We believe there will be bouts of uncertainty during 2019 as the Fed and the market reconcile these differences, but those bouts should be short lived as the gap in expectations is not wide.

The recent fiscal stimulus has helped the Fed normalize monetary policy. If macroeconomic conditions confirm the Fed’s expected path, we anticipate brief bouts of volatility similar to those seen in early October 2018 as market expectations reconcile to the Fed’s path. We also think earnings forecasts will be realized in such an environment. Conversely, if the Fed overtightens, we would expect bonds to rally, playing their traditional role as a diversifier in weaker macroeconomic environments.

The Fund used futures contracts on equity index and Treasury bonds, as well as options during the reporting period. These highly-liquid benchmark-based instruments are extremely effective and cost-efficient in gaining relevant stock or bond market exposure, and generally have minimal These derivatives had minimal impact on Fund performance.

Subadviser:

BNY Asset Management North America Corporation**

Portfolio Managers:

Vassilis Dagioglu; Joseph Miletich, CFA; and James H. Stavena

*	On July 16, 2018, the Fund changed its broad-based securities index from the Russell 1000® Growth Index to the S&P 500® Index to more accurately reflect the Fund’s core equity investment strategy.

**	BNY Asset Management North America Corporation became subadviser to the Fund on July 16, 2018.

The Fund is subject to the risks of investing in equity securities and fixed-income securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund’s strategy may lead to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Asset Allocation†

Common Stocks	77.9%
Short-Term Investments	9.3%
Purchased Options	2.1%
Exchange Traded Fund	1.4%
Repurchase Agreement††	0.0%
Futures Contracts	(2.3)%
Other assets in excess of liabilities †††	11.6%
100.0%

Top Industries††††

Software	5.2%
Banks	5.2%
Oil, Gas & Consumable Fuels	4.3%
Pharmaceuticals	4.2%
Technology Hardware, Storage & Peripherals	4.2%
IT Services	4.0%
Interactive Media & Services	3.9%
Semiconductors & Semiconductor Equipment	3.1%
Health Care Providers & Services	3.0%
Internet & Direct Marketing Retail	2.9%
Other Industries*	60.0%
100.0%

Top Holdings††††

U.S. Treasury Bills, 2.29%, 3/14/2019	8.8%
Apple, Inc.	3.8%
Microsoft Corp.	3.1%
Amazon.com, Inc.	2.5%
iShares Russell 1000 Growth ETF	1.6%
Berkshire Hathaway, Inc., Class B	1.5%
U.S. Treasury Bills, 2.12%, 12/6/2018	1.5%
Johnson & Johnson	1.4%
JPMorgan Chase & Co.	1.4%
Facebook, Inc., Class A	1.4%
Other Holdings*	73.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	9.68%	11.99%	13.82%
	w/SC2	3.38%	10.67%	13.15%
Class C	w/o SC1	8.84%	11.10%	12.97%
	w/SC3	7.88%	N/A	N/A
Class R4,5		9.20%	11.68%	13.51%
Class R6[6,7]	w/o SC1	10.00%	12.33%	14.15%
	w/SC8	N/A	12.33%	13.62%
Eagle Class Shares		N/A	N/A	(9.03)%	[9]*
Institutional Service Class[4]		9.88%	12.10%	13.55%	[10]
Russell 1000® Growth Index		10.71%	13.43%	15.45%
S&P 500® Index		7.35%	11.34%	13.24%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

[9]	Since inception date of September 28, 2018.

[10]	Since inception date of November 30, 2011.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.15%	0.95%
Class C	1.96%	1.76%
Class R	1.60%	1.40%
Class R6	0.85%	0.65%
Eagle Class Shares	0.95%	0.75%
Institutional Service Class	1.05%	0.85%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through September 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Dynamic U.S. Growth Fund versus the S&P 500® Index (current benchmark), the Russell 1000® Growth Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,037.40	4.78	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93
Class C Shares	Actual	(a)	1,000.00	1,032.80	9.02	1.76
	Hypothetical	(a)(b)	1,000.00	1,016.33	8.94	1.76
Class R Shares	Actual	(a)	1,000.00	1,034.40	6.92	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Class R6 Shares	Actual	(a)	1,000.00	1,038.40	3.34	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65
Eagle Class Shares	Actual	(c)	1,000.00	1,000.00	0.62	0.73
	Hypothetical	(b)(d)	1,000.00	1,021.53	3.72	0.73
Institutional Service Class Shares	Actual	(a)	1,000.00	1,038.00	3.96	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.92	0.77

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 1, 2018 through October 31, 2018 to reflect the period from commencement of operations.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

Common Stocks 77.9%

	Shares	Value

Aerospace & Defense 2.0%
Arconic, Inc.	3,133	$63,694
Boeing Co. (The)	3,838	1,361,953
General Dynamics Corp.	1,994	344,124
Harris Corp.	836	124,322
Huntington Ingalls Industries, Inc.	298	65,107
L3 Technologies, Inc.	549	104,019
Lockheed Martin Corp.	1,777	522,171
Northrop Grumman Corp.	1,247	326,652
Raytheon Co.	2,043	357,607
Rockwell Collins, Inc.	1,211	155,032
Textron, Inc.	1,737	93,155
TransDigm Group, Inc.*	340	112,285
United Technologies Corp.	5,396	670,237

		4,300,358

Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	1,027	91,434
Expeditors International of Washington, Inc.	1,288	86,528
FedEx Corp.	1,743	384,053
United Parcel Service, Inc., Class B	4,973	529,823

		1,091,838

Airlines 0.3%
Alaska Air Group, Inc.	909	55,831
American Airlines Group, Inc.	2,872	100,750
Delta Air Lines, Inc.	4,499	246,230
Southwest Airlines Co.	3,681	180,737
United Continental Holdings, Inc.*	1,631	139,467

		723,015

Auto Components 0.1%
Aptiv plc	1,952	149,913
BorgWarner, Inc.	1,536	60,534
Goodyear Tire & Rubber Co. (The)	1,768	37,234

		247,681

Automobiles 0.3%
Ford Motor Co.	28,010	267,496
General Motors Co.	9,395	343,763
Harley-Davidson, Inc.	1,228	46,934

		658,193

Banks 4.7%
Bank of America Corp.	66,739	1,835,322
BB&T Corp.	5,541	272,395
Citigroup, Inc.	18,074	1,183,124
Citizens Financial Group, Inc.	3,386	126,467
Comerica, Inc.	1,267	103,336
Fifth Third Bancorp	4,742	127,987
Huntington Bancshares, Inc.	8,147	116,746
JPMorgan Chase & Co.	24,152	2,633,051
KeyCorp	7,491	136,037
M&T Bank Corp.	1,026	169,711
People’s United Financial, Inc.	2,505	39,228
PNC Financial Services Group, Inc. (The)	3,328	427,615
Regions Financial Corp.	7,848	133,181
SunTrust Banks, Inc.	3,292	206,277
SVB Financial Group*	390	92,520
US Bancorp	10,985	574,186

Common Stocks (continued)

	Shares	Value

Banks (continued)
Wells Fargo & Co.	31,140	$1,657,582
Zions Bancorp NA	1,339	63,000

		9,897,765

Beverages 1.4%
Brown-Forman Corp., Class B	1,178	54,588
Coca-Cola Co. (The)	27,493	1,316,365
Constellation Brands, Inc., Class A	1,200	239,076
Molson Coors Brewing Co., Class B	1,364	87,296
Monster Beverage Corp.*	2,835	149,830
PepsiCo, Inc.	10,158	1,141,556

		2,988,711

Biotechnology 1.9%
AbbVie, Inc.	10,871	846,307
Alexion Pharmaceuticals, Inc.*	1,591	178,303
Amgen, Inc.	4,647	895,895
Biogen, Inc.*	1,444	439,366
Celgene Corp.*	5,039	360,792
Gilead Sciences, Inc.	9,303	634,279
Incyte Corp.*	1,297	84,072
Regeneron Pharmaceuticals, Inc.*	553	187,600
Vertex Pharmaceuticals, Inc.*	1,829	309,942

		3,936,556

Building Products 0.2%
Allegion plc	701	60,097
AO Smith Corp.	1,070	48,717
Fortune Brands Home & Security, Inc.	1,076	48,237
Johnson Controls International plc	6,609	211,290
Masco Corp.	2,289	68,670

		437,011

Capital Markets 2.2%
Affiliated Managers Group, Inc.	400	45,464
Ameriprise Financial, Inc.	1,010	128,512
Bank of New York Mellon Corp. (The)	6,441	304,853
BlackRock, Inc.	880	362,050
Cboe Global Markets, Inc.	829	93,553
Charles Schwab Corp. (The)	8,616	398,404
CME Group, Inc.	2,442	447,472
E*TRADE Financial Corp.	1,813	89,598
Franklin Resources, Inc.	2,114	64,477
Goldman Sachs Group, Inc. (The)	2,519	567,707
Intercontinental Exchange, Inc.	4,105	316,249
Invesco Ltd.	3,029	65,760
Jefferies Financial Services, Inc.	1,953	41,931
Moody’s Corp.	1,191	173,267
Morgan Stanley	9,505	433,998
MSCI, Inc.	657	98,800
Nasdaq, Inc.	861	74,657
Northern Trust Corp.	1,642	154,463
Raymond James Financial, Inc.	957	73,392
S&P Global, Inc.	1,801	328,358
State Street Corp.	2,709	186,244
T. Rowe Price Group, Inc.	1,785	173,127

		4,622,336

Statement of Investments (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals 1.5%
Air Products & Chemicals, Inc.	1,569	$242,175
Albemarle Corp.	751	74,514
CF Industries Holdings, Inc.	1,721	82,660
DowDuPont, Inc.	16,565	893,185
Eastman Chemical Co.	981	76,861
Ecolab, Inc.	1,819	278,580
FMC Corp.	992	77,455
International Flavors & Fragrances, Inc.	710	102,709
Linde plc	3,952	653,938
LyondellBasell Industries NV, Class A	2,280	203,536
Mosaic Co. (The)	2,586	80,011
PPG Industries, Inc.	1,727	181,490
Sherwin-Williams Co. (The)	588	231,360

		3,178,474

Commercial Services & Supplies 0.3%
Cintas Corp.	612	111,305
Copart, Inc.*	1,413	69,110
Republic Services, Inc.	1,549	112,581
Rollins, Inc.	661	39,131
Stericycle, Inc.*	631	31,531
Waste Management, Inc.	2,821	252,395

		616,053

Communications Equipment 0.9%
Arista Networks, Inc.*	374	86,151
Cisco Systems, Inc.	32,839	1,502,384
F5 Networks, Inc.*	451	79,051
Juniper Networks, Inc.	2,574	75,341
Motorola Solutions, Inc.	1,196	146,582

		1,889,509

Construction & Engineering 0.1%
Fluor Corp.	1,037	45,483
Jacobs Engineering Group, Inc.	888	66,680
Quanta Services, Inc.*	1,103	34,413

		146,576

Construction Materials 0.1%
Martin Marietta Materials, Inc.	464	79,474
Vulcan Materials Co.	975	98,611

		178,085

Consumer Finance 0.5%
American Express Co.	5,064	520,225
Capital One Financial Corp.	3,425	305,852
Discover Financial Services	2,445	170,343
Synchrony Financial	4,854	140,184

		1,136,604

Containers & Packaging 0.2%
Avery Dennison Corp.	649	58,877
Ball Corp.	2,415	108,192
International Paper Co.	2,911	132,043
Packaging Corp. of America	696	63,900
Sealed Air Corp.	1,189	38,476
WestRock Co.	1,891	81,256

		482,744

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co.	1,082	$105,949
LKQ Corp.*	2,348	64,030

		169,979

Diversified Consumer Services 0.0%†
H&R Block, Inc.	1,543	40,951

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B*	14,010	2,875,973

Diversified Telecommunication Services 1.6%
AT&T, Inc.	52,170	1,600,575
CenturyLink, Inc.	6,770	139,733
Verizon Communications, Inc.	29,686	1,694,774

		3,435,082

Electric Utilities 1.5%
Alliant Energy Corp.	1,707	73,367
American Electric Power Co., Inc.	3,526	258,667
Duke Energy Corp.	5,106	421,909
Edison International	2,402	166,675
Entergy Corp.	1,333	111,905
Evergy, Inc.	2,000	111,980
Eversource Energy	2,336	147,775
Exelon Corp.	6,916	302,990
FirstEnergy Corp.	3,561	132,754
NextEra Energy, Inc.	3,383	583,568
PG&E Corp.*	3,807	178,206
Pinnacle West Capital Corp.	825	67,856
PPL Corp.	5,154	156,682
Southern Co. (The)	7,264	327,098
Xcel Energy, Inc.	3,634	178,102

		3,219,534

Electrical Equipment 0.4%
AMETEK, Inc.	1,708	114,573
Eaton Corp. plc	3,096	221,890
Emerson Electric Co.	4,500	305,460
Rockwell Automation, Inc.	878	144,633

		786,556

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp., Class A	2,145	191,978
Corning, Inc.	5,782	184,735
FLIR Systems, Inc.	1,012	46,866
IPG Photonics Corp.*	277	36,993
Resideo Technologies, Inc.*	51	1,070
TE Connectivity Ltd.	2,488	187,645

		649,287

Energy Equipment & Services 0.5%
Baker Hughes a GE Co.	3,070	81,938
Halliburton Co.	6,289	218,102
Helmerich & Payne, Inc.	802	49,957
National Oilwell Varco, Inc.	2,816	103,629
Schlumberger Ltd.	9,927	509,354
TechnipFMC plc	2,966	78,006

		1,040,986

Statement of Investments (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 1.6%
Activision Blizzard, Inc.	5,463	$377,220
Electronic Arts, Inc.*	2,178	198,155
Netflix, Inc.*	3,126	943,364
Take-Two Interactive Software, Inc.*	797	102,709
Twenty-First Century Fox, Inc., Class A	7,550	343,676
Twenty-First Century Fox, Inc., Class B	3,473	156,910
Viacom, Inc., Class B	2,603	83,244
Walt Disney Co. (The)	10,682	1,226,614

		3,431,892

Equity Real Estate Investment Trusts (REITs) 2.2%
Alexandria Real Estate Equities, Inc.	781	95,462
American Tower Corp.	3,162	492,671
Apartment Investment & Management Co., Class A	1,160	49,926
AvalonBay Communities, Inc.	987	173,100
Boston Properties, Inc.	1,138	137,425
Crown Castle International Corp.	2,971	323,067
Digital Realty Trust, Inc.	1,519	156,852
Duke Realty Corp.	2,633	72,592
Equinix, Inc.	569	215,503
Equity Residential	2,628	170,715
Essex Property Trust, Inc.	487	122,130
Extra Space Storage, Inc.	902	81,234
Federal Realty Investment Trust	540	66,987
HCP, Inc.	3,464	95,433
Host Hotels & Resorts, Inc.	5,466	104,455
Iron Mountain, Inc.	2,075	63,516
Kimco Realty Corp.	3,133	50,410
Macerich Co. (The)	800	41,296
Mid-America Apartment Communities, Inc.	839	81,979
Prologis, Inc.	4,506	290,502
Public Storage	1,071	220,058
Realty Income Corp.	2,144	129,219
Regency Centers Corp.	1,231	77,996
SBA Communications Corp.*	849	137,682
Simon Property Group, Inc.	2,216	406,680
SL Green Realty Corp.	652	59,501
UDR, Inc.	1,973	77,322
Ventas, Inc.	2,627	152,471
Vornado Realty Trust	1,275	86,802
Welltower, Inc.	2,656	175,482
Weyerhaeuser Co.	5,582	148,649

		4,557,117

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	3,147	719,499
Kroger Co. (The)	5,685	169,185
Sysco Corp.	3,420	243,949
Walgreens Boots Alliance, Inc.	6,048	482,449
Walmart, Inc.	10,305	1,033,385

		2,648,467

Food Products 0.9%
Archer-Daniels-Midland Co.	3,997	188,858
Campbell Soup Co.	1,418	53,047
Conagra Brands, Inc.	3,373	120,079
General Mills, Inc.	4,256	186,413
Hershey Co. (The)	1,030	110,364
Hormel Foods Corp.	1,991	86,887

Common Stocks (continued)

	Shares	Value

Food Products (continued)
JM Smucker Co. (The)	837	$90,664
Kellogg Co.	1,872	122,579
Kraft Heinz Co. (The)	4,448	244,507
McCormick & Co., Inc. (Non-Voting)	894	128,736
Mondelez International, Inc., Class A	10,513	441,336
Tyson Foods, Inc., Class A	2,195	131,524

		1,904,994

Health Care Equipment & Supplies 2.4%
Abbott Laboratories	12,594	868,230
ABIOMED, Inc.*	330	112,596
Align Technology, Inc.*	540	119,448
Baxter International, Inc.	3,553	222,098
Becton Dickinson and Co.	1,918	442,099
Boston Scientific Corp.*	9,907	358,039
Cooper Cos., Inc. (The)	361	93,250
Danaher Corp.	4,414	438,752
Dentsply Sirona, Inc.	1,677	58,074
Edwards Lifesciences Corp.*	1,496	220,809
Hologic, Inc.*	2,013	78,487
IDEXX Laboratories, Inc.*	641	135,969
Intuitive Surgical, Inc.*	815	424,762
Medtronic plc	9,696	870,895
ResMed, Inc.	1,053	111,534
Stryker Corp.	2,224	360,777
Varian Medical Systems, Inc.*	675	80,575
Zimmer Biomet Holdings, Inc.	1,499	170,271

		5,166,665

Health Care Providers & Services 2.7%
Aetna, Inc.	2,345	465,248
AmerisourceBergen Corp.	1,136	99,968
Anthem, Inc.	1,864	513,663
Cardinal Health, Inc.	2,169	109,751
Centene Corp.*	1,466	191,049
Cigna Corp.	1,744	372,885
CVS Health Corp.	7,302	528,592
DaVita, Inc.*	870	58,586
Express Scripts Holding Co.*	4,028	390,595
HCA Healthcare, Inc.	1,931	257,846
Henry Schein, Inc.*	1,136	94,288
Humana, Inc.	987	316,245
Laboratory Corp. of America Holdings*	717	115,114
McKesson Corp.	1,425	177,783
Quest Diagnostics, Inc.	1,001	94,204
UnitedHealth Group, Inc.	6,915	1,807,235
Universal Health Services, Inc., Class B	596	72,450
WellCare Health Plans, Inc.*	365	100,736

		5,766,238

Health Care Technology 0.1%
Cerner Corp.*	2,423	138,789

Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	2,875	161,115
Chipotle Mexican Grill, Inc.*	181	83,320
Darden Restaurants, Inc.	913	97,280
Hilton Worldwide Holdings, Inc.	2,190	155,862
Marriott International, Inc., Class A	2,060	240,793
McDonald’s Corp.	5,571	985,510

Statement of Investments (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International	3,777	$100,770
Norwegian Cruise Line Holdings Ltd.*	1,524	67,163
Royal Caribbean Cruises Ltd.	1,219	127,666
Starbucks Corp.	9,678	563,937
Wynn Resorts Ltd.	711	71,527
Yum! Brands, Inc.	2,267	204,960

		2,859,903

Household Durables 0.2%
DR Horton, Inc.	2,532	91,051
Garmin Ltd.	885	58,552
Leggett & Platt, Inc.	968	35,148
Lennar Corp., Class A	2,143	92,106
Mohawk Industries, Inc.*	467	58,249
Newell Brands, Inc.	3,289	52,229
PulteGroup, Inc.	1,937	47,592
Whirlpool Corp.	476	52,246

		487,173

Household Products 1.2%
Church & Dwight Co., Inc.	1,721	102,176
Clorox Co. (The)	912	135,387
Colgate-Palmolive Co.	6,217	370,222
Kimberly-Clark Corp.	2,488	259,498
Procter & Gamble Co. (The)	17,882	1,585,776

		2,453,059

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	4,876	71,092
NRG Energy, Inc.	2,206	79,835

		150,927

Industrial Conglomerates 1.1%
3M Co.	4,211	801,185
General Electric Co.	62,360	629,836
Honeywell International, Inc.	5,330	771,891
Roper Technologies, Inc.	738	208,780

		2,411,692

Insurance 1.8%
Aflac, Inc.	5,490	236,454
Allstate Corp. (The)	2,475	236,907
American International Group, Inc.	6,356	262,439
Aon plc	1,737	271,285
Arthur J Gallagher & Co.	1,344	99,469
Assurant, Inc.	391	38,009
Brighthouse Financial, Inc.*	883	34,993
Chubb Ltd.	3,321	414,826
Cincinnati Financial Corp.	1,102	86,661
Everest Re Group Ltd.	302	65,794
Hartford Financial Services Group, Inc. (The)	2,641	119,954
Lincoln National Corp.	1,514	91,128
Loews Corp.	2,043	95,122
Marsh & McLennan Cos., Inc.	3,616	306,456
MetLife, Inc.	7,121	293,314
Principal Financial Group, Inc.	1,964	92,446
Progressive Corp. (The)	4,173	290,858
Prudential Financial, Inc.	2,984	279,840
Torchmark Corp.	778	65,866

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Travelers Cos., Inc. (The)	1,915	$239,624
Unum Group	1,631	59,140
Willis Towers Watson plc	931	133,282

		3,813,867

Interactive Media & Services 3.6%
Alphabet, Inc., Class A*	2,148	2,342,566
Alphabet, Inc., Class C*	2,213	2,382,892
Facebook, Inc., Class A*	17,331	2,630,672
TripAdvisor, Inc.*	790	41,191
Twitter, Inc.*	5,265	182,959

		7,580,280

Internet & Direct Marketing Retail 2.7%
Amazon.com, Inc.*	2,945	4,706,140
Booking Holdings, Inc.*	340	637,357
eBay, Inc.*	6,640	192,759
Expedia Group, Inc.	845	105,988

		5,642,244

IT Services 3.6%
Accenture plc, Class A	4,599	724,894
Akamai Technologies, Inc.*	1,181	85,327
Alliance Data Systems Corp.	326	67,215
Automatic Data Processing, Inc.	3,140	452,411
Broadridge Financial Solutions, Inc.	813	95,072
Cognizant Technology Solutions Corp., Class A	4,152	286,613
DXC Technology Co.	2,004	145,951
Fidelity National Information Services, Inc.	2,351	244,739
Fiserv, Inc.*	2,894	229,494
FleetCor Technologies, Inc.*	622	124,419
Gartner, Inc.*	673	99,281
Global Payments, Inc.	1,125	128,509
International Business Machines Corp.	6,552	756,297
Mastercard, Inc., Class A	6,552	1,295,134
Paychex, Inc.	2,357	154,360
PayPal Holdings, Inc.*	8,494	715,110
Total System Services, Inc.	1,224	111,568
VeriSign, Inc.*	783	111,609
Visa, Inc., Class A	12,764	1,759,517
Western Union Co. (The)	3,061	55,221

		7,642,741

Leisure Products 0.1%
Hasbro, Inc.	863	79,146
Mattel, Inc.*	2,536	34,439

		113,585

Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc.	2,359	152,840
Illumina, Inc.*	1,053	327,641
IQVIA Holdings, Inc.*	1,194	146,778
Mettler-Toledo International, Inc.*	176	96,240
PerkinElmer, Inc.	815	70,481
Thermo Fisher Scientific, Inc.	2,890	675,249
Waters Corp.*	540	102,433

		1,571,662

Statement of Investments (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 1.1%
Caterpillar, Inc.	4,262	$517,066
Cummins, Inc.	1,070	146,258
Deere & Co.	2,303	311,918
Dover Corp.	1,029	85,242
Flowserve Corp.	965	44,294
Fortive Corp.	2,261	167,879
Illinois Tool Works, Inc.	2,208	281,675
Ingersoll-Rand plc	1,750	167,895
PACCAR, Inc.	2,594	148,403
Parker-Hannifin Corp.	980	148,597
Pentair plc	1,197	48,060
Snap-on, Inc.	417	64,193
Stanley Black & Decker, Inc.	1,088	126,774
Xylem, Inc.	1,326	86,959

		2,345,213

Media 1.0%
CBS Corp. (Non-Voting), Class B	2,411	138,271
Charter Communications, Inc., Class A*	1,280	410,073
Comcast Corp., Class A	32,841	1,252,556
Discovery, Inc., Class A*	1,151	37,281
Discovery, Inc., Class C*	2,646	77,554
DISH Network Corp., Class A*	1,688	51,889
Interpublic Group of Cos., Inc. (The)	2,842	65,821
News Corp., Class A	2,825	37,262
News Corp., Class B	898	11,979
Omnicom Group, Inc.	1,578	117,277

		2,199,963

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	10,629	123,828
Newmont Mining Corp.	3,751	115,981
Nucor Corp.	2,345	138,636

		378,445

Multiline Retail 0.4%
Dollar General Corp.	1,897	211,288
Dollar Tree, Inc.*	1,753	147,778
Kohl’s Corp.	1,166	88,301
Macy’s, Inc.	2,258	77,427
Nordstrom, Inc.	866	56,957
Target Corp.	3,769	315,201

		896,952

Multi-Utilities 0.8%
Ameren Corp.	1,796	115,986
CenterPoint Energy, Inc.	3,442	92,968
CMS Energy Corp.	2,083	103,150
Consolidated Edison, Inc.	2,291	174,116
Dominion Energy, Inc.	4,683	334,460
DTE Energy Co.	1,338	150,391
NiSource, Inc.	2,663	67,534
Public Service Enterprise Group, Inc.	3,609	192,829
SCANA Corp.	1,052	42,133
Sempra Energy	1,954	215,174
WEC Energy Group, Inc.	2,326	159,098

		1,647,839

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 3.9%
Anadarko Petroleum Corp.	3,659	$194,659
Apache Corp.	2,817	106,567
Cabot Oil & Gas Corp.	3,058	74,095
Chevron Corp.	13,765	1,536,862
Cimarex Energy Co.	704	55,947
Concho Resources, Inc.*	1,430	198,899
ConocoPhillips	8,336	582,686
Devon Energy Corp.	3,577	115,895
EOG Resources, Inc.	4,152	437,372
EQT Corp.	1,958	66,513
Exxon Mobil Corp.	30,424	2,424,184
Hess Corp.	1,787	102,574
HollyFrontier Corp.	1,121	75,600
Kinder Morgan, Inc.	13,567	230,910
Marathon Oil Corp.	6,290	119,447
Marathon Petroleum Corp.	4,802	338,301
Newfield Exploration Co.*	1,472	29,734
Noble Energy, Inc.	3,572	88,764
Occidental Petroleum Corp.	5,479	367,477
ONEOK, Inc.	2,936	192,602
Phillips 66	3,058	314,424
Pioneer Natural Resources Co.	1,216	179,080
Valero Energy Corp.	3,059	278,644
Williams Cos., Inc. (The)	8,641	210,236

		8,321,472

Personal Products 0.1%
Coty, Inc., Class A	3,486	36,777
Estee Lauder Cos., Inc. (The), Class A	1,602	220,179

		256,956

Pharmaceuticals 3.9%
Allergan plc	2,286	361,211
Bristol-Myers Squibb Co.	11,707	591,672
Eli Lilly & Co.	6,860	743,898
Johnson & Johnson	19,280	2,699,007
Merck & Co., Inc.	19,104	1,406,245
Mylan NV*	3,800	118,750
Nektar Therapeutics*	1,266	48,969
Perrigo Co. plc	865	60,810
Pfizer, Inc.	42,118	1,813,601
Zoetis, Inc.	3,450	311,018

		8,155,181

Professional Services 0.2%
Equifax, Inc.	887	89,977
IHS Markit Ltd.*	2,626	137,944
Nielsen Holdings plc	2,617	67,990
Robert Half International, Inc.	911	55,143
Verisk Analytics, Inc.*	1,211	145,126

		496,180

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	2,328	93,795

Road & Rail 0.8%
CSX Corp.	5,847	402,624
JB Hunt Transport Services, Inc.	646	71,454
Kansas City Southern	708	72,188

Statement of Investments (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail (continued)
Norfolk Southern Corp.	2,005	$336,499
Union Pacific Corp.	5,308	776,136

		1,658,901

Semiconductors & Semiconductor Equipment 2.9%
Advanced Micro Devices, Inc.*	6,322	115,124
Analog Devices, Inc.	2,656	222,334
Applied Materials, Inc.	7,028	231,081
Broadcom, Inc.	3,098	692,372
Intel Corp.	33,126	1,552,947
KLA-Tencor Corp.	1,150	105,271
Lam Research Corp.	1,124	159,304
Microchip Technology, Inc.	1,733	113,997
Micron Technology, Inc.*	8,303	313,189
NVIDIA Corp.	4,365	920,273
Qorvo, Inc.*	932	68,511
QUALCOMM, Inc.	10,091	634,623
Skyworks Solutions, Inc.	1,256	108,970
Texas Instruments, Inc.	6,976	647,582
Xilinx, Inc.	1,868	159,471

		6,045,049

Software 4.7%
Adobe, Inc.*	3,516	864,092
ANSYS, Inc.*	620	92,721
Autodesk, Inc.*	1,562	201,889
CA, Inc.	2,303	102,161
Cadence Design Systems, Inc.*	2,079	92,661
Citrix Systems, Inc.*	949	97,244
Fortinet, Inc.*	1,067	87,686
Intuit, Inc.	1,854	391,194
Microsoft Corp.	55,121	5,887,474
Oracle Corp.	20,296	991,257
Red Hat, Inc.*	1,267	217,468
salesforce.com, Inc.*	5,431	745,350
Symantec Corp.	4,583	83,181
Synopsys, Inc.*	1,099	98,394

		9,952,772

Specialty Retail 1.8%
Advance Auto Parts, Inc.	546	87,229
AutoZone, Inc.*	188	137,892
Best Buy Co., Inc.	1,808	126,849
CarMax, Inc.*	1,228	83,393
Foot Locker, Inc.	871	41,059
Gap, Inc. (The)	1,600	43,680
Home Depot, Inc. (The)	8,219	1,445,558
L Brands, Inc.	1,556	50,446
Lowe’s Cos., Inc.	5,817	553,895
O’Reilly Automotive, Inc.*	575	184,431
Ross Stores, Inc.	2,694	266,706
Tiffany & Co.	799	88,929
TJX Cos., Inc. (The)	4,497	494,130
Tractor Supply Co.	900	82,701
Ulta Beauty, Inc.*	398	109,259

		3,796,157

Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	32,984	7,218,878
Hewlett Packard Enterprise Co.	10,494	160,034

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	11,322	$273,313
NetApp, Inc.	1,847	144,971
Seagate Technology plc	1,808	72,736
Western Digital Corp.	2,028	87,346
Xerox Corp.	1,577	43,951

		8,001,229

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	2,657	45,594
Michael Kors Holdings Ltd.*	1,105	61,228
NIKE, Inc., Class B	9,189	689,543
PVH Corp.	575	69,454
Ralph Lauren Corp.	410	53,140
Tapestry, Inc.	2,122	89,782
Under Armour, Inc., Class A* (a)	1,371	30,313
Under Armour, Inc., Class C*	1,388	27,524
VF Corp.	2,321	192,364

		1,258,942

Tobacco 0.9%
Altria Group, Inc.	13,534	880,251
Philip Morris International, Inc.	11,163	983,126

		1,863,377

Trading Companies & Distributors 0.1%
Fastenal Co.	2,085	107,190
United Rentals, Inc.*	571	68,560
WW Grainger, Inc.	318	90,302

		266,052

Water Utilities 0.1%
American Water Works Co., Inc.	1,269	112,345

Total Common Stocks (cost $164,234,558)		164,837,972

Exchange Traded Fund 1.4%
Exchange Traded Fund 1.4%

iShares Russell 1000 Growth ETF	21,750	3,090,241

Total Exchange Traded Fund (cost $1,931,594)		3,090,241

Purchased Options 2.1%

	Number of Contracts

Call Options 2.1%
Future Equity Index Options: 2.1%
S&P 500 E-Mini Index 11/16/2018 at USD 2,975.00 Vanilla, European Style Notional Amount: USD 32,812,054 Exchange Traded*	242	3,630
S&P 500 E-Mini Index 12/21/2018 at USD 2,825.00 Vanilla, American Style Notional Amount: USD 21,015,985 Exchange Traded*	155	180,575

Statement of Investments (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (Continued)

Purchased Options (continued)

	Number of Contracts	Value

Call Options (continued)
Future Equity Index Options: (continued)
S&P 500 E-Mini Index 12/21/2018 at USD 2,500.00 Vanilla, American Style Notional Amount: USD 21,693,920 Exchange Traded*	160	$1,862,400
S&P 500 E-Mini Index 1/18/2019 at USD 2,450.00 Vanilla, European Style Notional Amount: USD 21,829,507 Exchange Traded*	161	2,357,845

Total Purchased Option (cost $4,614,210)		4,404,450

Short-Term Investment 9.3%

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c) (cost $3,303)	3,303	3,303

	Principal Amount

U.S. Treasury Obligation 9.3%
U.S. Treasury Bills
2.12%, 12/06/2018 (d)	$2,800,000	2,794,195
2.29%, 03/14/2019	17,000,000	16,854,840

Total U.S. Treasury Obligations (cost $19,652,026)		19,649,035

Total Short-Term Investment (cost $19,655,329)		19,652,338

Repurchase Agreement 0.0%†
BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $27,573, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $28,132. (c)(e)	27,572	27,572

Total Repurchase Agreement (cost $27,572)		27,572

Total Investments (cost $190,463,263) — 90.7%		192,012,573

Other assets in excess of liabilities — 9.3%		19,681,109

NET ASSETS — 100.0%		$211,693,682

*	Denotes a non-income producing security.
(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $28,743, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $3,303 and $27,572, respectively, a total value of $30,875.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $30,875.

(d)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(e)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

Currency:

USD	United States Dollar

Statement of Investments (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (Continued)

Futures contracts outstanding as of October 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	469	12/2018	USD	63,575,295	(3,639,680)
U.S. Treasury Long Bond	406	12/2018	USD	56,078,750	(1,158,020)

					(4,797,700)

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
Assets:
Investment securities, at value* (cost $190,435,691)	$191,985,001
Repurchase agreement, at value (cost $27,572)	27,572
Cash	14,458,824
Interest and dividends receivable	187,607
Receivable for investments sold	5,358,673
Receivable for capital shares issued	20,025
Receivable for variation margin on futures contracts	235,912
Reimbursement from investment adviser (Note 3)	41,548
Prepaid expenses	86,447

Total Assets	212,401,609

Liabilities:
Payable for investments purchased	312,141
Payable for capital shares redeemed	68,520
Payable upon return of securities loaned (Note 2)	30,875
Accrued expenses and other payables:
Investment advisory fees	112,285
Fund administration fees	26,282
Distribution fees	10,304
Administrative servicing fees	11,828
Accounting and transfer agent fees	67,357
Trustee fees	721
Custodian fees	1,777
Compliance program costs (Note 3)	148
Professional fees	19,497
Printing fees	39,825
Other	6,367

Total Liabilities	707,927

Net Assets	$211,693,682

Represented by:
Capital	$145,787,638
Total distributable earnings (loss)	65,906,044

Net Assets	$211,693,682

Net Assets:
Class A Shares	29,136,197
Class C Shares	4,314,906
Class R Shares	69,504
Class R6 Shares	172,430,092
Eagle Class Shares	4,543
Institutional Service Class Shares	5,738,440

Total	$211,693,682

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,357,738
Class C Shares	456,113
Class R Shares	5,771
Class R6 Shares	13,240,516
Eagle Class Shares	347
Institutional Service Class Shares	438,407

Total	16,498,892

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.36
Class C Shares (b)	$9.46
Class R Shares	$12.04
Class R6 Shares	$13.02
Eagle Class Shares	$13.09
Institutional Service Class Shares	$13.09
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.11

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $28,743 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
INVESTMENT INCOME:
Dividend income	$2,573,228
Interest income	258,124
Foreign tax withholding	(3,802)

Total Income	2,827,550

EXPENSES:
Investment advisory fees	1,324,432
Fund administration fees	132,674
Distribution fees Class A	76,199
Distribution fees Class C	53,121
Distribution fees Class R	347
Administrative servicing fees Class A	13,113
Administrative servicing fees Class C	5,843
Administrative servicing fees Class R	139
Administrative servicing fees Institutional Service Class	9,347
Registration and filing fees	69,101
Professional fees	55,647
Printing fees	61,790
Trustee fees	6,700
Custodian fees	8,394
Accounting and transfer agent fees	215,287
Compliance program costs (Note 3)	895
Other	10,403

Total expenses before expenses reimbursed	2,043,432

Expenses reimbursed by adviser (Note 3)	(449,657)

Net Expenses	1,593,775

NET INVESTMENT INCOME	1,233,775

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	67,682,732
Expiration or closing of futures contracts (Note 2)	1,164,815

Net realized gains	68,847,547

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(44,400,942)
Futures contracts (Note 2)	(4,797,700)

Net change in unrealized appreciation/depreciation	(49,198,642)

Net realized/unrealized gains	19,648,905

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,882,680

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$1,233,775	$790,241
Net realized gains	68,847,547	20,097,385
Net change in unrealized appreciation/depreciation	(49,198,642)	28,101,793

Change in net assets resulting from operations	20,882,680	48,989,419

Distributions to Shareholders From:
Distributable earnings:
Class A	(2,998,627)	(1,454,359	)(a)
Class C	(734,938)	(423,847	)(a)
Class R	(6,215)	(7,160	)(a)
Class R6 (b)	(16,474,497)	(7,504,247	)(a)
Eagle Class	– (c)	–
Institutional Service Class	(564,971)	(736,331	)(a)

Change in net assets from shareholder distributions	(20,779,248)	(10,125,944)

Change in net assets from capital transactions	(1,300,045)	(20,236,476)

Change in net assets	(1,196,613)	18,626,999

Net Assets:
Beginning of year	212,890,295	194,263,296

End of year	$211,693,682	$212,890,295	(d)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,503,473	$6,263,942
Dividends reinvested	2,901,977	1,421,755
Cost of shares redeemed	(7,429,109)	(10,903,827)

Total Class A Shares	(1,023,659)	(3,218,130)

Class C Shares
Proceeds from shares issued	213,130	712,118
Dividends reinvested	647,419	327,541
Cost of shares redeemed	(2,748,497)	(2,322,111)

Total Class C Shares	(1,887,948)	(1,282,452)

Class R Shares
Proceeds from shares issued	4,300	14,052
Dividends reinvested	6,041	3,574
Cost of shares redeemed	(2,149)	(104,577)

Total Class R Shares	8,192	(86,951)

Class R6 Shares (b)
Proceeds from shares issued	3,407,810	4,950,511
Dividends reinvested	16,011,623	7,299,443
Cost of shares redeemed	(17,343,449)	(16,494,558)

Total Class R6 Shares	2,075,984	(4,244,604)

Statements of Changes in Net Assets (Continued)

	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Eagle Class Shares
Proceeds from shares issued	$5,000 (c)	$–
Dividends reinvested	– (c)	–
Cost of shares redeemed	– (c)	–

Total Eagle Class Shares	5,000 (c)	–

Institutional Service Class Shares
Proceeds from shares issued	1,272,399	3,168,149
Dividends reinvested	558,886	574,123
Cost of shares redeemed	(2,308,899)	(15,146,611)

Total Institutional Service Class Shares	(477,614)	(11,404,339)

Change in net assets from capital transactions	$(1,300,045)	$(20,236,476)

SHARE TRANSACTIONS:
Class A Shares
Issued	281,651	574,479
Reinvested	247,247	138,573
Redeemed	(604,040)	(996,650)

Total Class A Shares	(75,142)	(283,598)

Class C Shares
Issued	21,884	82,050
Reinvested	71,617	40,042
Redeemed	(290,204)	(262,653)

Total Class C Shares	(196,703)	(140,561)

Class R Shares
Issued	353	1,339
Reinvested	527	354
Redeemed	(168)	(9,965)

Total Class R Shares	712	(8,272)

Class R6 Shares (b)
Issued	257,613	425,053
Reinvested	1,290,830	676,087
Redeemed	(1,314,509)	(1,418,195)

Total Class R6 Shares	233,934	(317,055)

Eagle Class Shares
Issued	347 (c)	–
Reinvested	– (c)	–
Redeemed	– (c)	–

Total Eagle Class Shares	347 (c)	–

Statements of Changes in Net Assets (Continued)

	Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	95,560	267,170
Reinvested	44,898	53,118
Redeemed	(174,530)	(1,257,564)

Total Institutional Service Class Shares	(34,072)	(937,276)

Total change in shares	(70,924)	(1,686,762)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $59,713, $4,509, $179, $682,539 and $40,715 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $1,394,646, $419,338, $6,981, $6,821,708 and $695,616 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)	For the period from October 1, 2018 (commencement of operations) through October 31, 2018.
(d)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $170,358.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$12.46	0.04	1.11	1.15	(0.03)	(1.22)	(1.25)	$12.36	9.68%		$29,136,197	0.94%	0.34%		1.15%	153.29%
Year Ended October 31, 2017	$10.34	0.02	2.64	2.66	(0.02)	(0.52)	(0.54)	$12.46	26.88%		$30,306,398	0.96%	0.17%		1.16%	82.46%
Year Ended October 31, 2016	$11.07	0.04	(0.24)	(0.20)	(0.04)	(0.49)	(0.53)	$10.34	(1.83%	)	$28,098,839	0.97%	0.35%		1.19%	100.36%
Year Ended October 31, 2015	$12.70	0.01	0.81	0.82	(0.02)	(2.43)	(2.45)	$11.07	8.41%		$35,834,674	0.96%	0.13%		1.17%	95.18%
Year Ended October 31, 2014	$11.74	0.03	2.02	2.05	(0.01)	(1.08)	(1.09)	$12.70	18.85%	(g)	$28,072,969	0.92%	0.22%		1.21%	159.77%

Class C Shares
Year Ended October 31, 2018	$9.86	(0.05)	0.87	0.82	–	(1.22)	(1.22)	$9.46	8.84%		$4,314,906	1.76%	(0.50%	)	1.96%	153.29%
Year Ended October 31, 2017	$8.35	(0.06)	2.10	2.04	(0.01)	(0.52)	(0.53)	$9.86	25.68%		$6,439,140	1.76%	(0.62%	)	1.96%	82.46%
Year Ended October 31, 2016	$9.07	(0.04)	(0.18)	(0.22)	(0.01)	(0.49)	(0.50)	$8.35	(2.54%	)	$6,621,421	1.76%	(0.45%	)	1.98%	100.36%
Year Ended October 31, 2015	$10.91	(0.06)	0.65	0.59	–	(2.43)	(2.43)	$9.07	7.50%		$6,498,502	1.76%	(0.67%	)	1.96%	95.18%
Year Ended October 31, 2014	$10.28	(0.06)	1.77	1.71	–	(1.08)	(1.08)	$10.91	18.11%		$4,605,215	1.68%	(0.54%	)	1.97%	159.77%

Class R Shares (h)
Year Ended October 31, 2018	$12.20	(0.01)	1.08	1.07	(0.01)	(1.22)	(1.23)	$12.04	9.20%		$69,504	1.35%	(0.07%	)	1.55%	153.29%
Year Ended October 31, 2017	$10.17	(0.01)	2.57	2.56	(0.01)	(0.52)	(0.53)	$12.20	26.32%		$61,710	1.32%	(0.13%	)	1.52%	82.46%
Year Ended October 31, 2016	$10.90	0.05	(0.22)	(0.17)	(0.07)	(0.49)	(0.56)	$10.17	(1.61%	)	$135,566	0.79%	0.52%		1.01%	100.36%
Year Ended October 31, 2015	$12.57	(0.02)	0.78	0.76	–	(2.43)	(2.43)	$10.90	7.93%		$122,592	1.35%	(0.22%	)	1.55%	95.18%
Year Ended October 31, 2014	$11.65	(0.02)	2.03	2.01	(0.01)	(1.08)	(1.09)	$12.57	18.59%		$466,380	1.31%	(0.19%	)	1.60%	159.77%

Class R6 Shares (i)
Year Ended October 31, 2018	$13.06	0.08	1.16	1.24	(0.06)	(1.22)	(1.28)	$13.02	10.00%		$172,430,086	0.65%	0.63%		0.85%	153.29%
Year Ended October 31, 2017	$10.81	0.06	2.76	2.82	(0.05)	(0.52)	(0.57)	$13.06	27.24%		$169,882,882	0.65%	0.48%		0.85%	82.46%
Year Ended October 31, 2016	$11.55	0.07	(0.24)	(0.17)	(0.08)	(0.49)	(0.57)	$10.81	(1.52%	)	$144,091,314	0.65%	0.67%		0.87%	100.36%
Year Ended October 31, 2015	$13.17	0.05	0.84	0.89	(0.08)	(2.43)	(2.51)	$11.55	8.73%		$160,968,539	0.65%	0.45%		0.85%	95.18%
Year Ended October 31, 2014	$12.10	0.07	2.10	2.17	(0.02)	(1.08)	(1.10)	$13.17	19.31%		$160,049,696	0.61%	0.53%		0.90%	159.77%

Eagle Class Shares
Period Ended October 31, 2018 (j)	$14.39	0.01	(1.31)	(1.30)	–	–	–	$13.09	(9.03%	)	$4,549	0.73%	0.72%		0.94%	153.29%

Institutional Service Class Shares
Year Ended October 31, 2018	$13.12	0.06	1.17	1.23	(0.04)	(1.22)	(1.26)	$13.09	9.88%		$5,738,440	0.80%	0.49%		1.01%	153.29%
Year Ended October 31, 2017	$10.86	0.03	2.78	2.81	(0.03)	(0.52)	(0.55)	$13.12	26.98%		$6,200,165	0.86%	0.29%		1.06%	82.46%
Year Ended October 31, 2016	$11.59	0.05	(0.24)	(0.19)	(0.05)	(0.49)	(0.54)	$10.86	(1.66%	)	$15,316,156	0.86%	0.46%		1.08%	100.36%
Year Ended October 31, 2015	$13.19	0.02	0.84	0.86	(0.03)	(2.43)	(2.46)	$11.59	8.42%		$20,150,897	0.88%	0.21%		1.09%	95.18%
Year Ended October 31, 2014	$12.14	0.03	2.11	2.14	(0.01)	(1.08)	(1.09)	$13.19	18.99%		$15,921,009	0.85%	0.27%		1.11%	159.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from October 1, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of September 28, 2018 through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Fund

For the annual period ended October 31, 2018, the Nationwide Fund (Institutional Service Class) returned 4.22% versus 7.35% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,412 funds as of October 31, 2018), was 5.34% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equities posted positive results over the reporting period. The U.S. Federal Reserve raised its benchmark interest rate by 25 basis points four times during the reporting period, in line with expectations. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December 2017, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by U.S. President Donald Trump. Entering 2018, bullish sentiment was exceptionally strong as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the United States and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the reporting period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations weighed heavily on sentiment into the end of the period.

The Fund underperformed the S&P 500® Index during the reporting period. The portfolio’s underperformance during the period was driven by weak stock selection in the Consumer Staples, Health Care, and Financials sectors. This was partially offset by strong selection in the Industrials and Communication Services sectors.

Top detractors from relative Fund performance during the reporting period included Flex (Information Technology), British American Tobacco (Consumer Staples), and Coty (Consumer Staples). Flex, a provider of manufacturing and supply chain services solutions to original manufacturers worldwide, was the top detractor during the period. The stock price fell following missed earnings per share (EPS) estimates reported in the second quarter of 2018, despite better-than-expected revenues. This was due to a significant drag on margins because of continued losses in the Nike program; the company announced later in October that it would wind down the Nike footwear manufacturing operation in Mexico by the end of 2018. British American Tobacco, the world’s second-largest cigarette maker, underperformed as a challenging regulatory environment weighed on tobacco stocks during the period. Shares of Coty, a beauty franchise, fell after the company reported mixed quarterly results in May. Stronger-than-expected topline results in the Luxury division were offset by weakness in the Consumer Beauty business. Coty has been wrestling with the integration of the beauty brands business it purchased from Procter & Gamble, but the synergies look to be beginning to come through.

Top contributors to relative Fund performance during the reporting period included Advanced Micro Devices (Information Technology), Boeing (Industrials), and TJX Companies (Consumer Discretionary). Advanced Micro Devices, a semiconductor company that designs and manufactures microprocessors and graphics chips for computing and other applications, was the top contributor during the period. The company reported solid quarterly earnings results in late July. Sales were driven by the success of the Ryzen line of notebooks and the general strength of the PC market. The management team also offered strong guidance for the

Fund Commentary (cont.)	Nationwide Fund

remainder of the year. Shares of Boeing, a diversified aerospace company, rose early in the period as the company benefited from tax cuts and an expanding airline industry driven by topline growth. TJX Companies, the largest global off-price apparel and home goods retailer, advanced in 3Q18 on strong adjusted EPS. Results were strong across the board as sales, gross profit, and operating profit all increased year over year.

The Fund utilized exchange-traded funds (ETFs) during the reporting period to equitize cash. The positions did not have a material impact on Fund perfromance during the period.

Subadviser:

Wellington Management Company LLP

Portfolio Managers:

Mark D. Mandel, CFA; Mary L. Pryshlak, CFA; and Jonathan G. White, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Funds using both a growth style and a value style of investing may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Fund

Asset Allocation†

Common Stocks	99.2%
Exchange Traded Fund	0.5%
Repurchase Agreement	0.1%
Short-Term Investment††	0.0%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries†††

Software	6.9%
IT Services	5.0%
Internet & Direct Marketing Retail	5.0%
Oil, Gas & Consumable Fuels	4.8%
Pharmaceuticals	4.6%
Health Care Equipment & Supplies	4.3%
Interactive Media & Services	4.3%
Aerospace & Defense	4.1%
Technology Hardware, Storage & Peripherals	4.0%
Insurance	3.9%
Other Industries*	53.1%
100.0%

Top Holdings†††

Apple, Inc.	4.0%
Amazon.com, Inc.	3.9%
Microsoft Corp.	3.7%
Alphabet, Inc., Class A	3.4%
Bank of America Corp.	3.3%
UnitedHealth Group, Inc.	2.4%
Verizon Communications, Inc.	2.0%
Exxon Mobil Corp.	1.8%
Comcast Corp., Class A	1.8%
Boeing Co. (The)	1.6%
Other Holdings*	72.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.87%	9.78%	11.53%
	w/SC2	-2.12%	8.48%	10.87%
Class C	w/o SC1	3.15%	8.94%	10.72%
	w/SC3	2.21%	N/A	N/A
Class R4,5		3.56%	9.32%	11.13%
Class R6[4]		N/A	N/A	1.00%	[7]*
Institutional	w/o SC	4.22%	10.04%	11.80%
Service Class[6]	w/SC8	4.22%	10.04%	11.28%
S&P 500® Index		7.35%	11.34%	13.24%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of April 10, 2018.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.
Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.96%	0.92%
Class C	1.71%	1.67%
Class R	1.39%	1.35%
Class R6	0.64%	0.60%
Institutional Service Class	0.71%	0.67%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

Fund Performance (cont.)	Nationwide Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,014.70	4.93	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97
Class C Shares	Actual	(a)	1,000.00	1,011.30	8.42	1.66
	Hypothetical	(a)(b)	1,000.00	1,016.84	8.44	1.66
Class R Shares	Actual	(a)	1,000.00	1,013.00	6.85	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Class R6 Shares	Actual	(a)	1,000.00	1,016.60	3.00	0.59
	Hypothetical	(a)(b)	1,000.00	1,022.23	3.01	0.59
Institutional Service Class Shares	Actual	(a)	1,000.00	1,016.30	3.41	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Fund

Common Stocks 99.2%

	Shares	Value

Aerospace & Defense 4.0%
Boeing Co. (The)	45,384	$16,104,966
General Dynamics Corp.	47,651	8,223,610
Harris Corp.	35,818	5,326,495
Lockheed Martin Corp.	37,686	11,074,031

		40,729,102

Air Freight & Logistics 0.2%
FedEx Corp.	9,558	2,106,010

Airlines 0.5%
Southwest Airlines Co.	105,592	5,184,567

Banks 3.6%
Bank of America Corp.	1,218,351	33,504,653
Zions Bancorp NA	65,244	3,069,730

		36,574,383

Beverages 1.9%
Coca-Cola Co. (The)	301,330	14,427,681
Monster Beverage Corp.*	94,952	5,018,213

		19,445,894

Biotechnology 1.4%
Alnylam Pharmaceuticals, Inc.*	12,404	997,654
Biogen, Inc.*	6,857	2,086,379
Celgene Corp.*	26,313	1,884,011
Incyte Corp.*	19,009	1,232,163
Regeneron Pharmaceuticals, Inc.*	4,496	1,525,223
Seattle Genetics, Inc.*	34,253	1,922,621
Vertex Pharmaceuticals, Inc.*	27,075	4,588,130

		14,236,181

Capital Markets 2.5%
Northern Trust Corp.	76,534	7,199,553
Raymond James Financial, Inc.	81,836	6,276,003
TD Ameritrade Holding Corp.	226,079	11,692,806

		25,168,362

Chemicals 2.0%
Celanese Corp., Series A	46,628	4,520,118
DowDuPont, Inc.	137,820	7,431,255
FMC Corp.	29,553	2,307,498
Linde plc	18,243	3,018,669
PPG Industries, Inc.	30,674	3,223,531

		20,501,071

Commercial Services & Supplies 0.7%
Waste Management, Inc.	79,868	7,145,790

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	16,156	1,213,154

Construction Materials 0.1%
Vulcan Materials Co.	5,945	601,277

Consumer Finance 0.6%
American Express Co.	61,312	6,298,582

Containers & Packaging 0.8%
Ball Corp. (a)	73,603	3,297,414

Common Stocks (continued)

	Shares	Value

Containers & Packaging (continued)
Crown Holdings, Inc.*	47,135	$1,993,339
International Paper Co.	62,361	2,828,695

		8,119,448

Diversified Financial Services 0.9%
AXA Equitable Holdings, Inc.	58,607	1,189,136
Berkshire Hathaway, Inc., Class B*	38,333	7,868,998

		9,058,134

Diversified Telecommunication Services 1.9%
Verizon Communications, Inc.	342,764	19,568,397

Electric Utilities 2.5%
Edison International	116,354	8,073,804
Exelon Corp.	134,203	5,879,433
NextEra Energy, Inc.	47,959	8,272,928
PG&E Corp.*	68,136	3,189,446

		25,415,611

Electrical Equipment 0.5%
AMETEK, Inc.	26,553	1,781,175
Eaton Corp. plc	38,655	2,770,404

		4,551,579

Electronic Equipment, Instruments & Components 0.4%
Flex Ltd.*	517,691	4,069,051

Energy Equipment & Services 0.7%
Baker Hughes a GE Co.	112,420	3,000,490
Halliburton Co.	103,250	3,580,710

		6,581,200

Entertainment 1.5%
Liberty Media Corp-Liberty Formula One, Class C*	68,953	2,280,965
Netflix, Inc.*	12,845	3,876,364
Spotify Technology SA*	8,452	1,265,180
Twenty-First Century Fox, Inc., Class A	72,906	3,318,681
Viacom, Inc., Class B	53,942	1,725,065
Walt Disney Co. (The)	20,649	2,371,125

		14,837,380

Equity Real Estate Investment Trusts (REITs) 3.1%
Alexandria Real Estate Equities, Inc.	26,825	3,278,820
American Tower Corp.	80,760	12,583,215
Equinix, Inc.	8,885	3,365,105
Essex Property Trust, Inc.	17,873	4,482,191
Public Storage	12,766	2,623,030
Simon Property Group, Inc.	24,032	4,410,353

		30,742,714

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	27,160	6,209,591
Sysco Corp.	91,389	6,518,777

		12,728,368

Food Products 0.9%
Archer-Daniels-Midland Co.	60,387	2,853,286

Statement of Investments (Continued)

October 31, 2018

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food Products (continued)
Hormel Foods Corp.	58,699	$2,561,624
McCormick & Co., Inc. (Non-Voting)	22,626	3,258,144

		8,673,054

Health Care Equipment & Supplies 4.3%
Abbott Laboratories	121,204	8,355,804
Baxter International, Inc.	56,180	3,511,812
Boston Scientific Corp.*	328,744	11,880,808
Danaher Corp.	59,843	5,948,394
Medtronic plc	151,773	13,632,251

		43,329,069

Health Care Providers & Services 2.8%
HCA Healthcare, Inc.	35,093	4,685,968
UnitedHealth Group, Inc.	91,617	23,944,103

		28,630,071

Hotels, Restaurants & Leisure 1.6%
Hilton Worldwide Holdings, Inc.	48,313	3,438,436
McDonald’s Corp.	57,855	10,234,550
MGM Resorts International	88,996	2,374,413

		16,047,399

Independent Power and Renewable Electricity Producers 0.8%
NRG Energy, Inc.	219,868	7,957,023

Industrial Conglomerates 0.8%
3M Co.	24,532	4,667,459
General Electric Co.	380,433	3,842,373

		8,509,832

Insurance 3.9%
Allstate Corp. (The)	27,317	2,614,783
American International Group, Inc.	187,281	7,732,833
Athene Holding Ltd., Class A*	140,353	6,416,939
Hartford Financial Services Group, Inc. (The)	111,137	5,047,843
Marsh & McLennan Cos., Inc.	87,355	7,403,336
Progressive Corp. (The)	46,820	3,263,354
Prudential Financial, Inc.	71,409	6,696,736

		39,175,824

Interactive Media & Services 4.3%
Alphabet, Inc., Class A*	30,859	33,654,208
Facebook, Inc., Class A*	61,547	9,342,219

		42,996,427

Internet & Direct Marketing Retail 5.0%
Amazon.com, Inc.*	24,508	39,164,029
Booking Holdings, Inc.*	2,071	3,882,255
Expedia Group, Inc.	57,571	7,221,131

		50,267,415

IT Services 5.0%
Accenture plc, Class A	9,497	1,496,917
Alliance Data Systems Corp.	9,483	1,955,205
FleetCor Technologies, Inc.*	28,408	5,682,452
Global Payments, Inc.	75,878	8,667,544
GoDaddy, Inc., Class A*	69,684	5,098,779

Common Stocks (continued)

	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.*	84,063	$7,077,264
Total System Services, Inc.	24,034	2,190,699
VeriSign, Inc.*	16,200	2,309,148
Visa, Inc., Class A	115,893	15,975,850

		50,453,858

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	42,659	9,967,275

Machinery 1.3%
Caterpillar, Inc.	26,494	3,214,252
Deere & Co.	18,459	2,500,087
Fortive Corp.	33,693	2,501,705
Illinois Tool Works, Inc.	19,188	2,447,813
Pentair plc	47,210	1,895,482

		12,559,339

Media 2.6%
Charter Communications, Inc., Class A*	19,908	6,377,926
Comcast Corp., Class A	461,493	17,601,343
Interpublic Group of Cos., Inc. (The)	102,085	2,364,289

		26,343,558

Metals & Mining 0.2%
Alcoa Corp.*	7,663	268,128
ArcelorMittal (Registered), NYRS-LU (a)	36,639	911,945
Freeport-McMoRan, Inc.	28,863	336,254
Nucor Corp.	6,346	375,176
Southern Copper Corp.	13,930	534,076

		2,425,579

Multi-Utilities 0.8%
Sempra Energy	73,561	8,100,537

Oil, Gas & Consumable Fuels 4.8%
Chevron Corp.	77,884	8,695,749
Concho Resources, Inc.*	22,706	3,158,177
Diamondback Energy, Inc. (a)	20,566	2,310,796
Encana Corp.	123,017	1,259,694
EOG Resources, Inc.	2,389	251,657
Exxon Mobil Corp.	231,003	18,406,319
Marathon Petroleum Corp.	90,573	6,380,868
Newfield Exploration Co.*	12,194	246,319
Noble Energy, Inc.	30,148	749,178
ONEOK, Inc.	39,063	2,562,533
Pioneer Natural Resources Co.	7,662	1,128,383
TransCanada Corp.	92,998	3,507,884

		48,657,557

Personal Products 1.6%
Coty, Inc., Class A	376,480	3,971,864
Unilever NV, NYRS-UK	216,002	11,616,587

		15,588,451

Pharmaceuticals 4.6%
Allergan plc	75,710	11,962,937
AstraZeneca plc, ADR-UK	276,654	10,728,642
Bristol-Myers Squibb Co.	266,056	13,446,470
Eli Lilly & Co.	18,941	2,053,962

Statement of Investments (Continued)

October 31, 2018

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Mylan NV*	135,426	$4,232,063
Teva Pharmaceutical Industries Ltd., ADR-IL	174,571	3,487,929

		45,912,003

Professional Services 0.9%
Equifax, Inc.	26,744	2,712,911
IHS Markit Ltd.*	129,820	6,819,445

		9,532,356

Road & Rail 1.9%
JB Hunt Transport Services, Inc.	13,718	1,517,348
Norfolk Southern Corp.	56,471	9,477,528
Union Pacific Corp.	54,305	7,940,477

		18,935,353

Semiconductors & Semiconductor Equipment 3.2%
Advanced Micro Devices, Inc.*	382,877	6,972,190
Broadcom, Inc.	19,424	4,341,070
Intel Corp.	134,407	6,301,000
KLA-Tencor Corp.	21,244	1,944,676
Marvell Technology Group Ltd.	106,314	1,744,612
Micron Technology, Inc.*	62,308	2,350,258
NVIDIA Corp.	20,389	4,298,613
Texas Instruments, Inc.	41,019	3,807,794

		31,760,213

Software 6.9%
Adobe, Inc.*	13,566	3,333,980
Autodesk, Inc.*	12,686	1,639,666
Microsoft Corp.	350,121	37,396,424
PTC, Inc.*	12,240	1,008,698
salesforce.com, Inc.*	50,433	6,921,425
ServiceNow, Inc.*	13,892	2,515,008
SS&C Technologies Holdings, Inc.	241,759	12,368,390
Workday, Inc., Class A*	30,709	4,084,911

		69,268,502

Specialty Retail 1.8%
Lowe’s Cos., Inc.	78,592	7,483,530
TJX Cos., Inc. (The)	93,769	10,303,338

		17,786,868

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	183,941	40,257,327

Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc., Class B	77,547	5,819,127
Tapestry, Inc.	44,026	1,862,740

		7,681,867

Tobacco 2.2%
Altria Group, Inc.	161,442	10,500,188
British American Tobacco plc, ADR-UK	210,041	9,115,779
Philip Morris International, Inc.	26,078	2,296,689

		21,912,656

Total Common Stocks (cost $945,375,429)		997,605,668

Exchange Traded Fund 0.5%

	Shares	Value

Exchange Traded Fund 0.5%
SPDR S&P 500 ETF Trust	18,549	$5,019,916

Total Exchange Traded Fund (cost $5,410,322)		5,019,916

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (b)(c)	143,325	143,325

Total Short-Term Investment (cost $143,325)		143,325

Repurchase Agreement 0.1%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $1,196,363, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $1,220,579. (c)(d)	$1,196,290	1,196,290

Total Repurchase Agreement (cost $1,196,290)		1,196,290

Total Investments (cost $952,125,366) — 99.8%		1,003,965,199

Other assets in excess of liabilities — 0.2%		2,359,578

NET ASSETS — 100.0%		$1,006,324,777

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $23,942,144, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $143,325 and $1,196,290, respectively, and by $23,283,449 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.38%, and maturity dates ranging from 11/15/2018 – 5/15/2045; total value of $24,623,064.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $1,339,615.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

Statement of Investments (Continued)

October 31, 2018

Nationwide Fund (Continued)

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

IL	Israel

LU	Luxembourg

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Fund
Assets:
Investment securities, at value* (cost $950,929,076)	$1,002,768,909
Repurchase agreement, at value (cost $1,196,290)	1,196,290
Cash	1,482,819
Interest and dividends receivable	762,780
Security lending income receivable	3,666
Receivable for investments sold	4,602,220
Receivable for capital shares issued	36,135
Reclaims receivable	27,656
Prepaid expenses	36,608

Total Assets	1,010,917,083

Liabilities:
Payable for investments purchased	2,207,932
Payable for capital shares redeemed	105,895
Payable upon return of securities loaned (Note 2)	1,339,615
Accrued expenses and other payables:
Investment advisory fees	434,082
Fund administration fees	50,852
Distribution fees	35,507
Administrative servicing fees	95,213
Accounting and transfer agent fees	141,415
Trustee fees	3,375
Custodian fees	7,763
Compliance program costs (Note 3)	683
Professional fees	26,539
Printing fees	101,970
Recoupment fees (Note 3)	32,550
Other	8,915

Total Liabilities	4,592,306

Net Assets	$1,006,324,777

Represented by:
Capital	$768,504,662
Total distributable earnings (loss)	237,820,115

Net Assets	$1,006,324,777

Net Assets:
Class A Shares	148,186,807
Class C Shares	3,042,181
Class R Shares	59,034
Class R6 Shares	5,057
Institutional Service Class Shares	855,031,698

Total	$1,006,324,777

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,898,622
Class C Shares	130,889
Class R Shares	2,405
Class R6 Shares	205
Institutional Service Class Shares	34,650,805

Total	40,682,926

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$25.12
Class C Shares (b)	$23.24
Class R Shares	$24.55
Class R6 Shares	$24.67
Institutional Service Class Shares	$24.68
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$26.65

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $23,942,144 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$17,369,305
Interest income	73,118
Income from securities lending (Note 2)	32,164
Foreign tax withholding	(50,343)

Total Income	17,424,244

EXPENSES:
Investment advisory fees	5,682,255
Fund administration fees	340,030
Distribution fees Class A	394,334
Distribution fees Class C	34,849
Distribution fees Class R	314
Administrative servicing fees Class A	126,188
Administrative servicing fees Class C	2,243
Administrative servicing fees Class R	114
Administrative servicing fees Institutional Service Class	632,811
Registration and filing fees	64,271
Professional fees	78,391
Printing fees	152,578
Trustee fees	32,121
Custodian fees	38,556
Accounting and transfer agent fees	450,411
Compliance program costs (Note 3)	4,328
Recoupment fees (Note 3)	32,550
Other	25,169

Total expenses before fees waived	8,091,513

Investment advisory fees waived (Note 3)	(479,395)

Net Expenses	7,612,118

NET INVESTMENT INCOME	9,812,126

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	188,311,979
Expiration or closing of futures contracts (Note 2)	78,199

Net realized gains	188,390,178

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(153,029,002)
Futures contracts (Note 2)	(8,339)
Translation of assets and liabilities denominated in foreign currencies	(614)

Net change in unrealized appreciation/depreciation	(153,037,955)

Net realized/unrealized gains	35,352,223

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$45,164,349

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017
Operations:
Net investment income	$9,812,126		$10,578,511
Net realized gains	188,390,178		84,794,423
Net change in unrealized appreciation/depreciation	(153,037,955)		117,939,708

Change in net assets resulting from operations	45,164,349		213,312,642

Distributions to Shareholders From:
Distributable earnings:
Class A	(13,991,482)		(5,785,454	)(a)
Class C	(330,751)		(152,789	)(a)
Class R	(5,417)		(2,645	)(a)
Class R6	(29	)(b)	–	(a)
Institutional Service Class	(84,222,401)		(35,568,893	)(a)

Change in net assets from shareholder distributions	(98,550,080)		(41,509,781)

Change in net assets from capital transactions	32,390,235		(107,762,904)

Change in net assets	(20,995,496)		64,039,957

Net Assets:
Beginning of year	1,027,320,273		963,280,316

End of year	$1,006,324,777		$1,027,320,273	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,463,610		$4,292,067
Dividends reinvested	13,799,886		5,705,683
Cost of shares redeemed	(18,565,528)		(16,022,430)

Total Class A Shares	(302,032)		(6,024,680)

Class C Shares
Proceeds from shares issued	162,975		124,432
Dividends reinvested	297,330		125,501
Cost of shares redeemed	(935,586)		(1,244,132)

Total Class C Shares	(475,281)		(994,199)

Class R Shares
Proceeds from shares issued	1,864		3,822
Dividends reinvested	5,417		2,645
Cost of shares redeemed	(5,252)		(26,014)

Total Class R Shares	2,029		(19,547)

Class R6 Shares
Proceeds from shares issued	4,997	(b)	–
Dividends reinvested	29	(b)	–
Cost of shares redeemed	–	(b)	–

Total Class R6 Shares	5,026	(b)	–

Institutional Service Class Shares
Proceeds from shares issued	48,479,805		23,346,827
Dividends reinvested	80,418,799		33,864,540
Cost of shares redeemed	(95,738,111)		(157,935,845)

Total Institutional Service Class Shares	33,160,493		(100,724,478)

Change in net assets from capital transactions	$32,390,235		$(107,762,904)

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	170,712	176,650
Reinvested	546,024	245,431
Redeemed	(715,642)	(656,400)

Total Class A Shares	1,094	(234,319)

Class C Shares
Issued	6,363	5,484
Reinvested	12,705	5,838
Redeemed	(39,761)	(54,168)

Total Class C Shares	(20,693)	(42,846)

Class R Shares
Issued	73	164
Reinvested	219	117
Redeemed	(212)	(1,108)

Total Class R Shares	80	(827)

Class R6 Shares
Issued	204 (b)	–
Reinvested	1 (b)	–
Redeemed	– (b)	–

Total Class R6 Shares	205 (b)	–

Institutional Service Class Shares
Issued	1,874,752	975,650
Reinvested	3,231,843	1,476,333
Redeemed	(3,723,589)	(6,717,158)

Total Institutional Service Class Shares	1,383,006	(4,265,175)

Total change in shares	1,363,692	(4,543,167)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $1,561,231, $17,361, $421, $0 and $10,969,857 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $4,224,223, $135,428, $2,224, $0 and $24,599,036 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	For the period from April 11, 2018 (commencement of operations) through October 31, 2018.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $2,836,436.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$26.48	0.18	0.85	1.03	(0.21)	(2.18)	(2.39)	$25.12	3.87%		$148,186,807	0.95%	0.69%		1.00%	140.41%
Year Ended October 31, 2017	$22.25	0.21	4.98	5.19	(0.26)	(0.70)	(0.96)	$26.48	23.93%		$156,138,195	0.96%	0.86%		1.00%	79.20%
Year Ended October 31, 2016	$22.31	0.27	0.43	0.70	(0.22)	(0.54)	(0.76)	$22.25	3.30%		$136,414,821	0.96%	1.27%		1.04%	60.90%
Year Ended October 31, 2015	$21.77	0.22	0.57	0.79	(0.25)	–	(0.25)	$22.31	3.68%		$145,390,681	0.95%	0.98%		1.00%	72.24%	(g)
Year Ended October 31, 2014	$19.00	0.20	2.76	2.96	(0.19)	–	(0.19)	$21.77	15.64%		$81,892,569	0.94%	0.99%		0.99%	48.08%

Class C Shares
Year Ended October 31, 2018	$24.69	(0.01)	0.81	0.80	(0.07)	(2.18)	(2.25)	$23.24	3.15%		$3,042,181	1.66%	(0.02%	)	1.71%	140.41%
Year Ended October 31, 2017	$20.81	0.03	4.64	4.67	(0.09)	(0.70)	(0.79)	$24.69	22.99%		$3,742,859	1.72%	0.11%		1.77%	79.20%
Year Ended October 31, 2016	$20.93	0.10	0.40	0.50	(0.08)	(0.54)	(0.62)	$20.81	2.49%		$4,046,885	1.75%	0.49%		1.79%	60.90%
Year Ended October 31, 2015	$20.45	0.04	0.54	0.58	(0.10)	–	(0.10)	$20.93	2.88%		$4,645,828	1.72%	0.18%		1.77%	72.24%	(g)
Year Ended October 31, 2014	$17.91	0.04	2.59	2.63	(0.09)	–	(0.09)	$20.45	14.72%		$2,045,558	1.70%	0.22%		1.75%	48.08%

Class R Shares (h)
Year Ended October 31, 2018	$25.92	0.09	0.85	0.94	(0.13)	(2.18)	(2.31)	$24.55	3.60%	(i)	$59,034	1.28%	0.35%		1.33%	140.41%
Year Ended October 31, 2017	$21.80	0.10	4.86	4.96	(0.14)	(0.70)	(0.84)	$25.92	23.33%	(i)	$60,273	1.39%	0.44%		1.44%	79.20%
Year Ended October 31, 2016	$21.87	0.17	0.43	0.60	(0.13)	(0.54)	(0.67)	$21.80	2.85%		$68,698	1.42%	0.79%		1.46%	60.90%
Year Ended October 31, 2015	$21.35	0.14	0.54	0.68	(0.16)	–	(0.16)	$21.87	3.19%		$56,905	1.41%	0.62%		1.46%	72.24%	(g)
Year Ended October 31, 2014	$18.66	0.11	2.70	2.81	(0.12)	–	(0.12)	$21.35	15.15%		$105,062	1.37%	0.52%		1.42%	48.08%

Class R6 Shares
Period Ended October 31, 2018 (j)	$24.56	0.13	0.12	0.25	(0.14)	–	(0.14)	$24.67	1.00%		$5,057	0.58%	0.91%		0.65%	140.41%

Institutional Service Class Shares
Year Ended October 31, 2018	$26.07	0.25	0.85	1.10	(0.31)	(2.18)	(2.49)	$24.68	4.22%		$855,031,698	0.67%	0.97%		0.71%	140.41%
Year Ended October 31, 2017	$21.92	0.27	4.90	5.17	(0.32)	(0.70)	(1.02)	$26.07	24.22%		$867,378,946	0.71%	1.11%		0.76%	79.20%
Year Ended October 31, 2016	$21.99	0.32	0.42	0.74	(0.27)	(0.54)	(0.81)	$21.92	3.52%		$822,749,912	0.74%	1.49%		0.78%	60.90%
Year Ended October 31, 2015	$21.46	0.27	0.56	0.83	(0.30)	–	(0.30)	$21.99	3.93%		$828,756,789	0.73%	1.24%		0.78%	72.24%	(g)
Year Ended October 31, 2014	$18.74	0.24	2.71	2.95	(0.23)	–	(0.23)	$21.46	15.85%		$811,488,568	0.72%	1.21%		0.77%	48.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Excludes merger activity.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	For the period from April 11, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of April 10, 2018 through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the annual period ended October 31, 2018, the Nationwide Geneva Mid Cap Growth Fund (Class A at NAV) returned 7.24% versus 6.14% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Mid-Cap Growth (consisting of 598 funds as of October 31, 2018), was 4.92% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equity markets were strong across the board during the reporting period, led by strong performance of growth equities. It was a volatile period to say the least, and mid-capitalization growth equities dealt with two significant pullbacks during the period. The first pullback happened in early February and the latest came in October, but mid-cap growth equities still managed an over 6% gain during the period and look well positioned for the future. We have been overtly bullish over the past several quarters in our assessment of the markets, and admittedly, following the recently enacted U.S. tax cuts, our bullishness reached a cacophonic peak. But it is important to avoid conflating a “run of the mill” correction with the beginning of a bear market. Corrections are a normal mechanism that brings back into balance valuation and expectations. Corrections aren’t necessarily to be feared, but rather embraced as they provide opportunities to purchase securities that have been, heretofore, too expensive. We can certainly expound as to why the market is correcting, but simplistically, U.S. markets surged double digits following a strong performance in 2017, while geopolitical risks have increased and interest rates have broken out of a nearly 40-year declination. Should the Federal Reserve continue along an aggressive path of rate hikes to combat nascent signs of inflation, valuation models for public securities may need to be adjusted to reflect a higher discount rate, thereby applying downward pressure on the prices of stocks. Thus, it is logical that stocks have corrected, with higher-multiple securities leading the decline. However, we are of the position that the Fed will be data dependent and raise rates prudently, earnings will continue to improve, albeit at a lower rate, and the abundant cash currently sitting on the sidelines could likely find its way into the markets, providing support for the markets in 2019.

The factor attribution during the reporting period was mixed and only showed a slight bias toward quality. The outperformance of low beta companies and companies with high price-to-earnings (P/E) ratios helped Fund performance, but counteracting that was the underperformance of low debt-to-cap companies.

At the sector level, the greatest contributors to Fund performance during the reporting period were technology, producer durables and health care. The strong performance in technology was the result of superior stock selection in the computer services software & systems industry. The securities that contributed the most to Fund performance were Abiomed, Intuit and Red Hat. Abiomed was up 76.86% during the period as the company continued to deliver exceptional results with strong revenue growth, earnings growth and a large opportunity for further market penetration. Shares of Intuit were up 40.93% during the period and were driven by strong fundamental results, specifically an increase in growth rates for the consumer segment. In late September, the company increased the long-term annual revenue growth for the consumer segment from 5% - 10% to 8% - 12% on the back of the strength of Turbo Tax Live and the positive impact from tax reform. The company expects the changes in the tax code will drive filers to shift from assisted filings to do-it-yourself (DIY) filings. Red Hat was up 42.05% during the period, and the strength can be attributed to strong fundamentals in the company’s open source software business as well as an acquisition offer from International Business Machines (IBM) toward the end of October. IBM announced its intention to acquire Red Hat for $190 per share, which was a 63% premium from the prior-day close. Optically the premium seems significant, but shares of the company were trading at roughly $170 per share in June before the company reported a mixed quarter and markets weakened in October.

Fund Commentary (cont.)	Nationwide Geneva Mid Cap Growth Fund

The greatest detractors from Fund performance at the sector level during the reporting period were consumer discretionary, financial services and materials & processing. The weakness in consumer discretionary was the result of stock selection in the auto parts and household furnishings industries. The companies that detracted the most from Fund performance during the reporting period were Beacon Roofing, LKQ Corp and Dentsply Sirona. Beacon Roofing Supply was down 54.32% during the period and missed analyst expectations for three of the past four quarters. The reasons for the weakness stemmed from weather-related issues, margin headwinds and execution issues. Given these issues, the stock was sold during the reporting period. Shares of LKQ were down 27.65% during the period, and much of the weakness came during the spring of 2018. In April, the company reported a very poor quarter; the company missed expectations and had operational issues in both North America and Europe. The company highlighted increased freight and personnel costs, which won’t abate anytime soon, and operational issues with a new distribution center in the UK. Dentsply Sirona shares were down 35.81% during the period on poor execution and headwinds from an overall weak dental end market. The company lowered its guidance for the second half of 2018 due to weakness with sales of the legacy Sirona technology equipment. The company recently went through a process of bringing in new management, and this combined with the aforementioned issues was cause to sell the position from the portfolio.

The Fund did not invest in derivatives during the reporting period.

Subadviser:

Geneva Capital Management LLC

Portfolio Managers:

José Muñoz, CFA; William A. Priebe, CFA; and William S. Priebe

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Asset Allocation†

Common Stocks	96.2%
Repurchase Agreement	1.2%
Short-Term Investment	0.1%
Other assets in excess of liabilities	2.5%
100.0%

Top Industries††

Software	16.2%
Health Care Equipment & Supplies	13.3%
IT Services	10.0%
Electronic Equipment, Instruments & Components	7.4%
Professional Services	5.2%
Machinery	4.6%
Capital Markets	4.6%
Specialty Retail	4.2%
Distributors	4.0%
Banks	3.3%
Other Industries*	27.2%
100.0%

Top Holdings††

Fiserv, Inc.	3.3%
Intuit, Inc.	3.1%
Red Hat, Inc.	3.1%
Broadridge Financial Solutions, Inc.	3.0%
Amphenol Corp., Class A	3.0%
CoStar Group, Inc.	2.7%
Tyler Technologies, Inc.	2.6%
Verisk Analytics, Inc.	2.5%
Intercontinental Exchange, Inc.	2.5%
Church & Dwight Co., Inc.	2.4%
Other Holdings*	71.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	7.24%	7.95%	12.89%
	w/SC3	1.06%	6.68%	12.25%
Class C1	w/o SC2	6.40%	7.18%	12.15%
	w/SC4	5.40%	N/A	N/A
Class R6[5,6]		7.61%	8.37%	8.53%	[7]
Institutional Service Class[1,5,8]		7.44%	8.21%	13.16%
Russell Midcap® Growth Index		6.14%	10.10%	15.10%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.15%
Class C	1.89%
Class R6	0.78%
Institutional Service Class	0.96%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Geneva Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Mid Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,006.20	5.82	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.85	1.15
Class C Shares	Actual	(a)	1,000.00	1,002.40	9.54	1.89
	Hypothetical	(a)(b)	1,000.00	1,015.68	9.60	1.89
Class R6 Shares	Actual	(a)	1,000.00	1,008.20	3.95	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78
Institutional Service Class Shares	Actual	(a)	1,000.00	1,007.10	4.65	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.57	4.69	0.92

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 96.2%

	Shares	Value

Banks 3.2%
East West Bancorp, Inc.	266,553	$13,978,040
Signature Bank	77,867	8,557,583

		22,535,623

Biotechnology 1.5%
Ligand Pharmaceuticals, Inc.* (a)	66,003	10,877,954

Building Products 1.1%
Fortune Brands Home & Security, Inc.	180,736	8,102,395

Capital Markets 4.4%
Intercontinental Exchange, Inc.	223,555	17,222,677
Raymond James Financial, Inc.	187,971	14,415,496

		31,638,173

Commercial Services & Supplies 2.3%
Copart, Inc.*	331,761	16,226,431

Distributors 3.9%
LKQ Corp.*	477,160	13,012,153
Pool Corp.	101,957	14,860,233

		27,872,386

Diversified Consumer Services 2.0%
Grand Canyon Education, Inc.*	116,175	14,487,022

Electronic Equipment, Instruments & Components 7.2%
Amphenol Corp., Class A	232,990	20,852,605
Cognex Corp.	134,631	5,767,592
National Instruments Corp.	242,167	11,858,918
Trimble, Inc.*	342,540	12,804,145

		51,283,260

Health Care Equipment & Supplies 12.9%
ABIOMED, Inc.*	49,469	16,878,823
Align Technology, Inc.*	47,398	10,484,438
Cooper Cos., Inc. (The)	56,765	14,662,967
IDEXX Laboratories, Inc.*	76,345	16,194,301
STERIS plc	149,078	16,295,716
Teleflex, Inc.	32,046	7,714,754
Varian Medical Systems, Inc.*	80,850	9,651,065

		91,882,064

Health Care Providers & Services 0.8%
Henry Schein, Inc.*	69,818	5,794,894

Health Care Technology 3.0%
Cerner Corp.*	118,929	6,812,253
Medidata Solutions, Inc.*	208,358	14,647,568

		21,459,821

Hotels, Restaurants & Leisure 1.8%
Texas Roadhouse, Inc. (a)	209,362	12,658,027

Household Products 2.4%
Church & Dwight Co., Inc.	285,312	16,938,973

Industrial Conglomerates 1.9%
Roper Technologies, Inc.	48,803	13,806,369

Common Stocks (continued)

	Shares	Value

IT Services 9.8%
Broadridge Financial Solutions, Inc.	178,326	$20,853,442
Fiserv, Inc.*	285,842	22,667,271
Gartner, Inc.*	105,137	15,509,810
Global Payments, Inc.	92,205	10,532,577

		69,563,100

Leisure Products 1.4%
Hasbro, Inc.	104,700	9,602,037

Machinery 4.5%
IDEX Corp.	120,261	15,251,500
Snap-on, Inc. (a)	60,697	9,343,696
WABCO Holdings, Inc.*	67,889	7,294,673

		31,889,869

Professional Services 5.1%
CoStar Group, Inc.*	51,502	18,613,853
Verisk Analytics, Inc.*	147,063	17,624,030

		36,237,883

Road & Rail 1.6%
JB Hunt Transport Services, Inc.	103,861	11,488,065

Semiconductors & Semiconductor Equipment 1.3%
Microchip Technology, Inc. (a)	140,099	9,215,712

Software 15.8%
ANSYS, Inc.*	99,098	14,820,106
Intuit, Inc.	100,601	21,226,811
RealPage, Inc.*	237,187	12,570,911
Red Hat, Inc.*	123,262	21,156,690
SS&C Technologies Holdings, Inc.	251,725	12,878,251
Tyler Technologies, Inc.*	83,641	17,703,454
Ultimate Software Group, Inc. (The)*	43,805	11,679,727

		112,035,950

Specialty Retail 4.1%
Burlington Stores, Inc.*	75,131	12,884,215
O’Reilly Automotive, Inc.*	50,849	16,309,817

		29,194,032

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc. (a)	116,347	11,166,985

Trading Companies & Distributors 2.6%
Fastenal Co.	164,392	8,451,393
Watsco, Inc.	66,268	9,819,592

		18,270,985

Total Common Stocks (cost $501,743,986)		684,228,010

Statement of Investments (Continued)

October 31, 2018

Nationwide Geneva Mid Cap Growth Fund (Continued)

Short-Term Investment 0.1%

	Shares	Value

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c)	980,832	$980,832

Total Short-Term Investment (cost $980,832)		980,832

Repurchase Agreement 1.2%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $8,187,196, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $8,352,918. (c)(d)	$8,186,698	8,186,698

Total Repurchase Agreement (cost $8,186,698)		8,186,698

Total Investments (cost $510,911,516) — 97.5%		693,395,540

Other assets in excess of liabilities — 2.5%		17,997,441

NET ASSETS — 100.0%		$711,392,981

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $29,569,391, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $980,832 and $8,186,698, respectively, and by $21,595,704 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $30,763,234.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $9,167,530.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $502,724,818)	$685,208,842
Repurchase agreement, at value (cost $8,186,698)	8,186,698
Cash	30,566,597
Interest and dividends receivable	284,955
Security lending income receivable	2,933
Receivable for capital shares issued	308,242
Prepaid expenses	35,681

Total Assets	724,593,948

Liabilities:
Payable for investments purchased	2,230,968
Payable for capital shares redeemed	669,514
Payable upon return of securities loaned (Note 2)	9,167,530
Accrued expenses and other payables:
Investment advisory fees	438,219
Fund administration fees	43,659
Distribution fees	63,106
Administrative servicing fees	449,117
Accounting and transfer agent fees	20,279
Trustee fees	3,204
Custodian fees	7,610
Compliance program costs (Note 3)	872
Professional fees	26,742
Printing fees	68,580
Other	11,567

Total Liabilities	13,200,967

Net Assets	$711,392,981

Represented by:
Capital	$353,151,802
Total distributable earnings (loss)	358,241,179

Net Assets	$711,392,981

Net Assets:
Class A Shares	$112,505,848
Class C Shares	43,368,750
Class R6 Shares	112,697,592
Institutional Service Class Shares	442,820,791

Total	$711,392,981

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Geneva Mid Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,327,107
Class C Shares	2,071,793
Class R6 Shares	4,141,871
Institutional Service Class Shares	16,431,149

Total	26,971,920

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$26.00
Class C Shares (b)	$20.93
Class R6 Shares	$27.21
Institutional Service Class Shares	$26.95
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$27.59

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $29,569,391 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$6,435,251
Interest income	355,110
Income from securities lending (Note 2)	33,074

Total Income	6,823,435

EXPENSES:
Investment advisory fees	6,811,799
Fund administration fees	320,198
Distribution fees Class A	331,209
Distribution fees Class C	497,133
Administrative servicing fees Class A	145,732
Administrative servicing fees Class C	49,713
Administrative servicing fees Institutional Service Class	756,264
Registration and filing fees	98,476
Professional fees	70,037
Printing fees	231,433
Trustee fees	30,240
Custodian fees	40,221
Accounting and transfer agent fees	57,518
Compliance program costs (Note 3)	4,108
Other	26,260

Total Expenses	9,470,341

NET INVESTMENT LOSS	(2,646,906)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	179,747,109
Net change in unrealized appreciation/depreciation in the value of investment securities	(77,342,119)

Net realized/unrealized gains	102,404,990

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$99,758,084

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment loss	$(2,646,906)	$(2,813,033)
Net realized gains	179,747,109	108,906,947
Net change in unrealized appreciation/depreciation	(77,342,119)	104,085,711

Change in net assets resulting from operations	99,758,084	210,179,625

Distributions to Shareholders From:
Distributable earnings:
Class A	(14,180,812)	(13,315,732	)(a)
Class C	(6,306,658)	(5,235,167	)(a)
Class R6 (b)	(33,517,908)	(14,340,156	)(a)
Institutional Service Class	(51,571,340)	(47,188,780	)(a)

Change in net assets from shareholder distributions	(105,576,718)	(80,079,835)

Change in net assets from capital transactions	(308,632,586)	(88,033,060)

Change in net assets	(314,451,220)	42,066,730

Net Assets:
Beginning of year	1,025,844,201	983,777,471

End of year	$711,392,981	$1,025,844,201	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,389,236	$11,166,509
Dividends reinvested	13,803,609	12,705,896
Cost of shares redeemed	(52,816,088)	(61,684,041)

Total Class A Shares	(26,623,243)	(37,811,636)

Class C Shares
Proceeds from shares issued	2,476,760	4,793,095
Dividends reinvested	6,074,980	4,863,658
Cost of shares redeemed	(13,506,498)	(20,264,603)

Total Class C Shares	(4,954,758)	(10,607,850)

Class R6 Shares (b)
Proceeds from shares issued	32,708,830	217,691,645
Dividends reinvested	33,363,184	14,130,691
Cost of shares redeemed	(298,489,806)	(105,732,863)

Total Class R6 Shares	(232,417,792)	126,089,473

Institutional Service Class Shares
Proceeds from shares issued	130,868,568	117,455,630
Dividends reinvested	50,171,246	45,866,044
Cost of shares redeemed	(225,676,607)	(329,024,721)

Total Institutional Service Class Shares	(44,636,793)	(165,703,047)

Change in net assets from capital transactions	$(308,632,586)	$(88,033,060)

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	456,309	452,802
Reinvested	546,245	550,277
Redeemed	(1,954,998)	(2,477,226)

Total Class A Shares	(952,444)	(1,474,147)

Class C Shares
Issued	114,012	235,623
Reinvested	296,775	252,003
Redeemed	(618,044)	(983,774)

Total Class C Shares	(207,257)	(496,148)

Class R6 Shares (b)
Issued	1,163,022	8,212,744
Reinvested	1,265,675	591,242
Redeemed	(10,119,979)	(4,068,460)

Total Class R6 Shares	(7,691,282)	4,735,526

Institutional Service Class Shares
Issued	4,699,910	4,643,882
Reinvested	1,919,328	1,930,389
Redeemed	(8,191,456)	(12,960,185)

Total Institutional Service Class Shares	(1,572,218)	(6,385,914)

Total change in shares	(10,423,201)	(3,620,683)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net realized gains of $13,315,732, $5,235,167, $14,340,156 and $47,188,780 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment loss of $2,276,594.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$26.98	(0.12)	1.99	1.87	–	(2.85)	(2.85)	$26.00	7.24%		$112,505,848	1.14%	(0.45)%	1.14%	14.29%
Year Ended October 31, 2017	$23.72	(0.11)	5.41	5.30	–	(2.04)	(2.04)	$26.98	23.77%		$142,455,307	1.14%	(0.45)%	1.14%	24.81%
Year Ended October 31, 2016	$28.54	(0.14)	(1.41)	(1.55)	–	(3.27)	(3.27)	$23.72	(5.64%	)	$160,222,910	1.15%	(0.55)%	1.15%	31.03%
Year Ended October 31, 2015	$29.88	(0.20)	2.97	2.77	–	(4.11)	(4.11)	$28.54	10.89%		$202,116,190	1.20%	(0.72)%	1.20%	15.30%
Period Ended October 31, 2014 (h)	$28.50	(0.06)	1.44	1.38	–	–	–	$29.88	4.84%		$481,151,390	1.26%	(0.81)%	1.26%	5.12%
Year Ended July 31, 2014	$28.09	(0.24)	2.18	1.94	–	(1.53)	(1.53)	$28.50	6.96%		$476,141,617	1.25%	(0.81)%	1.26%	32.13%

Class C Shares
Year Ended October 31, 2018	$22.41	(0.26)	1.63	1.37	–	(2.85)	(2.85)	$20.93	6.40%		$43,368,750	1.88%	(1.19)%	1.88%	14.29%
Year Ended October 31, 2017	$20.16	(0.25)	4.54	4.29	–	(2.04)	(2.04)	$22.41	22.88%		$51,063,324	1.89%	(1.20)%	1.89%	24.81%
Year Ended October 31, 2016	$24.92	(0.27)	(1.22)	(1.49)	–	(3.27)	(3.27)	$20.16	(6.30%	)	$55,956,882	1.88%	(1.29)%	1.88%	31.03%
Year Ended October 31, 2015	$26.79	(0.35)	2.59	2.24	–	(4.11)	(4.11)	$24.92	10.06%		$78,741,743	1.88%	(1.40)%	1.88%	15.30%
Period Ended October 31, 2014 (h)	$25.59	(0.10)	1.30	1.20	–	–	–	$26.79	4.69%		$93,527,500	1.92%	(1.47)%	1.92%	5.12%
Year Ended July 31, 2014	$25.52	(0.37)	1.97	1.60	–	(1.53)	(1.53)	$25.59	6.30%		$95,287,969	1.87%	(1.43)%	1.87%	32.13%

Class R6 Shares(i)
Year Ended October 31, 2018	$28.02	(0.03)	2.07	2.04	–	(2.85)	(2.85)	$27.21	7.61%		$112,697,592	0.78%	(0.09)%	0.78%	14.29%
Year Ended October 31, 2017	$24.48	(0.02)	5.60	5.58	–	(2.04)	(2.04)	$28.02	24.21%		$331,542,252	0.77%	(0.08)%	0.77%	24.81%
Year Ended October 31, 2016	$29.24	(0.04)	(1.45)	(1.49)	–	(3.27)	(3.27)	$24.48	(5.26%	)	$173,735,539	0.77%	(0.15)%	0.77%	31.03%
Year Ended October 31, 2015	$30.41	(0.08)	3.02	2.94	–	(4.11)	(4.11)	$29.24	11.31%		$21,720,270	0.77%	(0.28)%	0.77%	15.30%
Period Ended October 31, 2014 (h)	$28.96	(0.03)	1.48	1.45	–	–	–	$30.41	5.01%		$1,628,255	0.84%	(0.38)%	0.84%	5.12%
Period Ended July 31, 2014 (j)	$29.70	(0.08)	0.87	0.79	–	(1.53)	(1.53)	$28.96	2.72%		$12,029,313	0.80%	(0.31)%	0.80%	32.13%

Institutional Service Class Shares (k)
Year Ended October 31, 2018	$27.82	(0.07)	2.05	1.98	–	(2.85)	(2.85)	$26.95	7.44%		$442,820,791	0.93%	(0.24)%	0.93%	14.29%
Year Ended October 31, 2017	$24.35	(0.06)	5.57	5.51	–	(2.04)	(2.04)	$27.82	24.04%		$500,783,318	0.93%	(0.24)%	0.93%	24.81%
Year Ended October 31, 2016	$29.14	(0.08)	(1.44)	(1.52)	–	(3.27)	(3.27)	$24.35	(5.40%	)	$593,862,140	0.92%	(0.33)%	0.92%	31.03%
Year Ended October 31, 2015	$30.36	(0.13)	3.02	2.89	–	(4.11)	(4.11)	$29.14	11.14%		$801,296,568	0.92%	(0.44)%	0.92%	15.30%
Period Ended October 31, 2014 (h)	$28.92	(0.03)	1.47	1.44	–	–	–	$30.36	4.98%		$757,684,581	0.89%	(0.43)%	0.89%	5.12%
Year Ended July 31, 2014	$28.41	(0.16)	2.20	2.04	–	(1.53)	(1.53)	$28.92	7.24%		$919,189,168	0.98%	(0.54)%	0.99%	32.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Long/Short Equity Fund

For the annual reporting period ended October 31, 2018*, the Nationwide Long/Short Equity Fund (Institutional Service Class) registered -0.80% versus 7.35% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Long-Short Equity (consisting of 266 funds as of October 31, 2018), was -0.21% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

For the first three months of the reporting period, the market churned higher while volatility remained at historically low levels. However, beginning in February 2018, the environment suddenly changed. Volatility experienced a dramatic increase — really just a reversion to more normal levels of volatility — and the market began struggling.

The Fund adjusted to these changed conditions by becoming more aggressive on the short side, particularly in February. Gross short exposure rose as high as 45% in February. The market peaked in February and then went into a consolidation phase. It is notable that during the broad pullback that took place in February and March, the Fund’s performance declined significantly less than that of the S&P 500.

Beginning in early April, the market steadily advanced through the end of September, with growth stocks significantly outperforming value stocks. The Fund’s long portfolio had difficulty maintaining pace with the S&P 500, given that 40% of the Fund’s long positions consist of large-capitalization value stocks, which have been out of market favor over the past year. Furthermore, the Fund’s short positions adversely affected Fund performance during the market’s ascent. In retrospect, the Fund maintained a higher level of gross short exposure than market conditions warranted. In terms of positioning, the Fund should have emphasized more Industrials and Consumer Staples short positions and fewer Information Technology and Consumer Discretionary short positions. In October, the market corrected significantly as investors began worrying over rising interest rates and the potential for an earnings slowdown.

For the reporting period, the Fund was on average 100% long and 26% short. The Fund’s long portfolio appreciated 5.64% and the Fund’s short portfolio (including short hedges in exchange-traded funds) declined 5.22%. The net result was Fund performance that lagged the S&P 500 for the reporting period.

From a stock sector perspective, Healthcare and Information Technology were the largest positive contributors to long performance for the Fund while Consumer Staples was the Fund’s largest detractor during the period. On the short side, Information Technology was the largest detractor from Fund performance for the period.

The top three contributors to portfolio performance during the reporting period were Boeing, Five Below and Apple. On the other side of the ledger, the top three detractors from portfolio performance were General Electric (GE), IBM and MetLife. Boeing and GE have been sold because they no longer meet our investment criteria.

Boeing’s stock has had an impressive appreciation as investors recognized the company’s financial strength. As a result, we found Boeing’s valuation relatively unattractive and the position was sold in January. GE was sold because of its declining cash flow, which resulted in the company’s cutting its dividend.

The short portfolio winners for the Fund during the reporting period included Esterline, e.l.f. Beauty and Power Integrations. All three companies reported disappointing earnings and/or outlooks relative to consensus analyst expectations. Short performance in the Fund was hurt by positions in Cardiovascular Systems, Vocera and CommVault. The first two companies appreciated on better-than-expected earnings, while CommVault rallied on takeover rumors. The Fund no longer has short positions in any of these companies.

The Fund does not use derivatives.

Fund Commentary (cont.)	Nationwide Long/Short Equity Fund

We believe there are some developments that warrant a bit of caution. The economy looks strong, but housing and autos seem to be sending a different signal. During the reporting period the Federal Reserve again boosted rates and looks set to continue to do so. Some of the former leading sectors, such as technology and biotechnology, have shown signs of weakness. Finally, both business optimism and corporate earnings have been very strong of late. Often, elevated business confidence has proven to be a contraindicator and, given that tax cuts have been a significant contributor to earnings growth, we believe that earnings comparisons in upcoming quarters are going to show meaningful deceleration in growth. In summary, there is no denying that the U.S. economy has improved in the past year, but the market is also much higher, thereby, increasing the possibility of a much choppier investment environment over the next 12 months.

Subadviser:

Logan Capital Management, Inc.

Portfolio Managers:

Al Besse; Richard E. Buchwald, CFA; Guy Judkowski; Marvin I. Kline, CFA; Stephen S. Lee; David F. Schroll; and Dana H. Stewardson

*	The Fund has changed its fiscal year end from April 30 to October 31.

The Fund is subject to the risks of investing in equity securities. The Fund uses a long/short strategy: a long position (i.e., the Fund owns a stock outright), will cause the Fund to lose money if the price of the stock declines, and selling equity securities short will cause the Fund to lose money if the price of the stock increases. Short sales involve a form of leverage (investment exposure that exceeds the initial amount invested), which can exaggerate the Fund’s losses. The Fund may invest in more-aggressive investments such as exchange-traded funds (ETFs) (shareholders will bear additional costs). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Fund Overview	Nationwide Long/Short Equity Fund

Asset Allocation†

Long Common Stocks	99.9%
Short-Term Investments and Other assets in excess of liabilities	0.1%
100.0%

Top Long Industries††

IT Services	11.8%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	7.2%
Specialty Retail	4.7%
Tobacco	4.6%
Semiconductors & Semiconductor Equipment	4.5%
Insurance	4.5%
Diversified Telecommunication Services	4.0%
Biotechnology	3.9%
Chemicals	3.8%
Other Industries	43.3%
100.0%

Top Long Holdings††

Philip Morris International, Inc.	4.6%
AT&T, Inc.	4.0%
Royal Dutch Shell plc, Class B, ADR	3.9%
Procter & Gamble Co. (The)	3.8%
Chevron Corp.	3.7%
General Motors Co.	3.7%
Apple, Inc.	3.6%
Mastercard, Inc., Class A	3.1%
Kraft Heinz Co. (The)	2.8%
Merck & Co., Inc.	2.5%
Other holdings	64.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total long positions as of October 31, 2018.

Fund Performance	Nationwide Long/Short Equity Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	N/A	N/A	(3.63)%	[2]*
	w/SC3	N/A	N/A	(9.18)%	[2]*
Class R6[4,5,6]		(0.80)%	N/A	5.19%	[7]
Institutional Service Class[4,5,8]		(0.80)%	5.75%	5.74%	[9]
S&P 500® Index		7.35%	11.34%	13.14%
CPI		2.52%	1.60%	1.47%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 8, 2017.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Total returns prior to the Fund’s inception on December 8, 2017 are based on the performance of the Fund’s predecessor fund.

[6]	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.

[7]	Since inception date of August 28, 2015.

[8]	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

[9]	Since inception date of September 28, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	3.69%	3.28%
Class R6	3.19%	2.78%
Institutional Service Class	3.29%	2.88%

^

Current effective prospectus dated August 28, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through December 31, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Long/Short Equity Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Long-Short Equity Fund from inception through 10/31/18 versus the S&P 500® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. Performance prior to the Fund’s inception (12/8/17) is based on performance of the Investor Class shares of the Fund’s predecessor fund from 9/28/12 through 12/7/17.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Shareholder Expense Example	Nationwide Long/Short Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Long/Short Equity Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	972.70	9.89	1.99
	Hypothetical	(a)(b)	1,000.00	1,015.17	10.11	1.99
Class R6 Shares	Actual	(a)	1,000.00	974.30	8.66	1.74
	Hypothetical	(a)(b)	1,000.00	1,016.43	8.84	1.74
Institutional Service Class Shares	Actual	(a)	1,000.00	974.20	9.06	1.82
	Hypothetical	(a)(b)	1,000.00	1,016.03	9.25	1.82

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Long/Short Equity Fund

Long Positions 99.9%

Common Stocks 99.9%

	Shares	Value

Automobiles 3.7%
General Motors Co.	23,210	$849,254

Beverages 1.3%
Constellation Brands, Inc., Class A	1,485	295,856

Biotechnology 3.9%
AbbVie, Inc.	5,000	389,250
Amgen, Inc.	2,595	500,290

		889,540

Building Products 2.2%
Lennox International, Inc.	1,485	313,172
PGT Innovations, Inc.*	9,100	184,366

		497,538

Capital Markets 1.3%
S&P Global, Inc.	1,630	297,182

Chemicals 3.8%
Ecolab, Inc.	2,630	402,785
Sherwin-Williams Co. (The)	1,215	478,066

		880,851

Communications Equipment 2.2%
Cisco Systems, Inc.	11,175	511,256

Diversified Telecommunication Services 4.0%
AT&T, Inc.	30,200	926,536

Electronic Equipment, Instruments & Components 1.3%
Littelfuse, Inc.	1,635	296,197

Entertainment 1.0%
Electronic Arts, Inc.*	2,515	228,815

Food Products 2.8%
Kraft Heinz Co. (The)	11,810	649,196

Health Care Equipment & Supplies 3.5%
Align Technology, Inc.*	1,850	409,220
Masimo Corp.*	3,380	390,728

		799,948

Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	1,465	382,878

Hotels, Restaurants & Leisure 1.2%
Starbucks Corp.	4,855	282,901

Household Products 3.8%
Procter & Gamble Co. (The)	9,735	863,300

Insurance 4.5%
Marsh & McLennan Cos., Inc.	3,675	311,456
MetLife, Inc.	10,730	441,969
Primerica, Inc.	2,495	273,801

		1,027,226

Long Positions (continued)

Common Stocks (continued)

	Shares	Value

Interactive Media & Services 2.4%
Alphabet, Inc., Class A*	165	$179,946
Facebook, Inc., Class A*	2,375	360,501

		540,447

Internet & Direct Marketing Retail 1.7%
Amazon.com, Inc.*	240	383,522

IT Services 11.8%
Broadridge Financial Solutions, Inc.	3,965	463,667
Cognizant Technology Solutions Corp., Class A	4,800	331,344
Fiserv, Inc.*	6,390	506,727
Global Payments, Inc.	2,745	313,561
International Business Machines Corp.	3,380	390,154
Mastercard, Inc., Class A	3,585	708,647

		2,714,100

Machinery 2.5%
Caterpillar, Inc.	2,710	328,777
Wabtec Corp.	3,065	251,391

		580,168

Oil, Gas & Consumable Fuels 7.7%
Chevron Corp.	7,680	857,472
Royal Dutch Shell plc, Class B, ADR-NL	13,725	901,870

		1,759,342

Pharmaceuticals 7.2%
Merck & Co., Inc.	7,905	581,887
Pfizer, Inc.	13,240	570,114
Zoetis, Inc.	5,500	495,825

		1,647,826

Professional Services 1.8%
Verisk Analytics, Inc.*	3,510	420,638

Real Estate Management & Development 1.8%
CBRE Group, Inc., Class A*	10,520	423,851

Road & Rail 2.1%
CSX Corp.	7,115	489,939

Semiconductors & Semiconductor Equipment 4.5%
Broadcom, Inc.	2,000	446,980
NXP Semiconductors NV	3,645	273,338
ON Semiconductor Corp.*	18,500	314,500

		1,034,818

Software 1.4%
Paycom Software, Inc.*	2,650	331,780

Specialty Retail 4.6%
Five Below, Inc.*	5,040	573,653
Home Depot, Inc. (The)	2,810	494,223

		1,067,876

Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	3,744	819,412

Statement of Investments (Continued)

October 31, 2018

Nationwide Long/Short Equity Fund (Continued)

Long Positions (continued)

Common Stocks (continued)

	Shares	Value

Tobacco 4.6%
Philip Morris International, Inc.	12,020	$1,058,601

Total Common Stocks (cost $21,113,142)		22,950,794

Total Investments (cost $21,113,142) — 99.9%		22,950,794

Other assets in excess of liabilities — 0.1%		18,092

NET ASSETS — 100.0%		$22,968,886

Short Positions 19.9%

Common Stocks 14.4%
Auto Components 3.9%
Dorman Products, Inc.*	6,000	474,060
Gentex Corp.	20,000	421,000

		895,060

Beverages 1.9%
Monster Beverage Corp.*	8,200	433,370

Internet & Direct Marketing Retail 2.1%
Booking Holdings, Inc.*	255	478,018

IT Services 2.1%
Akamai Technologies, Inc.*	3,600	260,100
Amdocs Ltd.	3,700	234,099

		494,199

Machinery 1.1%
Deere & Co.	1,800	243,792

Pharmaceuticals 1.1%
Perrigo Co. plc	3,500	246,050

Software 1.0%
Pegasystems, Inc.	4,500	240,840

Textiles, Apparel & Luxury Goods 1.2%
Skechers U.S.A., Inc., Class A*	10,000	285,700

Total Common Stocks (proceeds $3,346,123)		3,317,029

Exchange Traded Funds 5.5%
Equity Funds 5.5%

iShares Russell 2000 ETF	900	135,027
SPDR S&P 500 ETF Trust	4,160	1,125,821

Total Exchange Traded Funds (proceeds $1,321,420)		1,260,848

TOTAL SECURITIES SOLD SHORT (proceeds $4,667,543) — 19.9%		4,577,877

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

NL	Netherlands

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Long/Short Equity Fund
Assets:
Investment securities, at value (cost $21,113,142)	$22,950,794
Cash	1,764,714
Deposits with broker for short positions	4,184,403
Interest and dividends receivable	33,769
Reimbursement from investment adviser (Note 3)	8,557
Prepaid expenses	16,803

Total Assets	28,959,040

Liabilities:
Payable for investments purchased	1,302,388
Payable for capital shares redeemed	2,000
Short positions in securities, at value (proceeds 4,667,543)	4,577,877
Accrued expenses and other payables:
Investment advisory fees	27,268
Fund administration fees	21,305
Distribution fees	12
Administrative servicing fees	1,509
Accounting and transfer agent fees	1,250
Trustee fees	108
Custodian fees	282
Compliance program costs (Note 3)	22
Dividends on short positions	26,612
Professional fees	22,537
Printing fees	1,274
Other	5,710

Total Liabilities	5,990,154

Net Assets	$22,968,886

Represented by:
Capital	$20,780,137
Total distributable earnings (loss)	2,188,749

Net Assets	$22,968,886

Net Assets:
Class A Shares	$48,460
Class R6 Shares	14,492,518
Institutional Service Class Shares	8,427,908

Total	$22,968,886

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,578
Class R6 Shares	1,062,156
Institutional Service Class Shares	620,525

Total	1,686,259

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Long/Short Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.54
Class R6 Shares	$13.64
Institutional Service Class Shares	$13.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.37

Maximum Sales Charge:
Class A Shares	5.75%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

	Nationwide Long/Short Equity Fund
	Period Ended October 31, 2018 (a)	Year Ended April 30, 2018
INVESTMENT INCOME:
Dividend income	$276,813	$330,545
Interest income	10,102	11,271
Foreign tax withholding	(137)	–

Total Income	286,778	341,816

EXPENSES:
Investment advisory fees	166,760	228,680
Fund administration fees	43,908	75,519
Distribution fees Class A	51	10
Distribution fees Institutional Service Class (b)	–	12,812
Administrative servicing fees Class A	9	10
Administrative servicing fees Institutional Service Class (b)	3,585	4,369
Registration and filing fees	25,645	17,566
Professional fees	11,228	43,428
Printing fees	10,679	14,124
Trustee fees	389	6,795
Custodian fees	583	4,404
Accounting and transfer agent fees	7,343	28,499
Compliance program costs (Note 3)	37	7,694
Other	3,569	11,634

Total expenses before dividend and interest expense on short positions	273,786	455,544

Dividend expense on short positions	42,145	46,195
Broker interest expense on short positions	103,490	110,632

Total expenses before expenses reimbursed	419,421	612,371

Expenses reimbursed by adviser (Note 3)	(55,232)	(146,963)

Net Expenses	364,189	465,408

NET INVESTMENT LOSS	(77,411)	(123,592)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	1,628,180	798,952
Closed short positions in securities (Note 2)	(904,071)	(436,142)

Net realized gains	724,109	362,810

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(1,297,017)	445,236
Short positions in securities (Note 2)	79,772	10,581

Net change in unrealized appreciation/depreciation	(1,217,245)	455,817

Net realized/unrealized losses	(493,136)	818,627

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(570,547)	$695,035

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2018 through October 31, 2018.
(b)	Effective December 9, 2017, Investor Class Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Long/Short Equity Fund
	Period Ended October 31, 2018 (a)	Year Ended April 30, 2018		Year Ended April 30, 2017
Operations:
Net investment loss	$(77,411)	$(123,592)		$(89,118)
Net realized gains (losses)	724,109	362,810		(456,036)
Net change in unrealized appreciation/depreciation	(1,217,245)	455,817		1,244,429

Change in net assets resulting from operations	(570,547)	695,035		699,275

Distributions to Shareholders From:
Distributable earnings:
Class A	–	–	(b)	–
Class R6 (c)	–	–		(127	)(e)
Institutional Service Class (d)	–	–		(93,634	)(e)

Change in net assets from shareholder distributions	–	–		(93,761)

Change in net assets from capital transactions	(1,786,245)	14,259,490		(2,865,811)

Change in net assets	(2,356,792)	14,954,525		(2,166,536)

Net Assets:
Beginning of period	25,325,678	10,371,153		12,631,313

End of period	$22,968,886	$25,325,678		$10,371,153	(f)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$46,492	$18,899	(b)	$–
Dividends reinvested	–	–	(b)	–
Cost of shares redeemed	(14,000)	–	(b)	–

Total Class A Shares	32,492	18,899	(b)	–

Class R6 Shares (c)
Proceeds from shares issued	–	14,990,000		–
Dividends reinvested	–	–		127
Cost of shares redeemed	(16,288)	(15)		(108,434)

Total Class R6 Shares	(16,288)	14,989,985		(108,307)

Institutional Service Class Shares
Proceeds from shares issued	15,440	455,032		769,362	(g)
Dividends reinvested	–	–		90,074
Cost of shares redeemed	(1,817,889)	(1,204,426)		(3,616,803)

Total Institutional Service Class Shares	(1,802,448)	(749,394)		(2,757,367)

Change in net assets from capital transactions	$(1,786,245)	$14,259,490		$(2,865,674)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,280	1,312	(b)	–
Reinvested	–	–	(b)	–
Redeemed	(1,014)	–	(b)	–

Total Class A Shares	2,266	1,312	(b)	–

Class R6 Shares (c)
Issued	–	1,062,156		–
Reinvested	–	–		10
Redeemed	(1,140)	(1)		(8,626)

Total Class R6 Shares	(1,140)	1,062,155		(8,616)

Statements of Changes in Net Assets (Continued)

	Nationwide Long/Short Equity Fund
	Period Ended October 31, 2018(a)	Year Ended April 30, 2018	Year Ended April 30, 2017
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	1,086	32,700	61,719
Reinvested	–	–	7,359
Redeemed	(127,747)	(86,522)	(293,840)

Total Institutional Service Class Shares	(126,661)	(53,822)	(224,762)

Total change in shares	(125,535)	1,009,645	(233,378)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2018 through October 31, 2018.
(b)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018.
(c)	Effective December 9, 2017, Institutional Class Shares were renamed Class R6 Shares.
(d)	Effective December 9, 2017, Investor Class Shares were renamed Institutional Service Class Shares.
(e)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net realized income of $127 and $93,634 for Class R6, Institutional Service Class, respectively.

(f)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment loss of $15,091.

(g)	Includes $10 redemption fees retained.

The accompanying notes are an integral part of these financial statements.

Statements of Cash Flows

	Nationwide Long/Short Equity Fund
	For the Period Ended October 31, 2018(a)	For the Year Ended April 30, 2018
INCREASE (DECREASE) IN CASH
Cash flows used in operating activities:
Net increase (decrease) in net assets from operations	$(570,547)	$695,035
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(3,304,371)	(19,623,415)
Proceeds from disposition of investment securities	6,419,069	6,310,272
Covers of investment securities sold short	(30,632,594)	(30,340,275)
Proceeds from investment securities sold short	25,781,127	36,630,361
Proceeds/Purchases of short-term investments, net	–	527,040
Change in unrealized appreciation/depreciation in the value of investment securities	1,297,017	(445,236)
Change in unrealized appreciation/depreciation in the value of short positions in securities	(79,772)	(10,581)
Net realized gain from transactions in investment securities	(1,628,180)	(798,952)
Net realized loss from closed short positions in securities	904,071	436,142
Increase in deposits at broker for securities sold short	–	(5,827,579)
Decrease (increase) in reimbursement from investment adviser	250	(2,934)
Decrease (increase) in receivable for investments sold	303,545	(303,545)
Increase in interest and dividends receivable	(14,881)	(3,806)
Decrease in interest expense payable on securities sold short	–	(6,655)
Decrease (increase) in prepaid expenses	20,555	(24,294)
Increase (decrease) in payable for investments purchased	977,648	(17,827)
Decrease in dividends and distributions payable	–	(1,095)
Increase in dividends expense payable on securities sold short	26,612	–
Increase (decrease) in investment advisory fees payable	(1,217)	28,485
Increase (decrease) in fund administration fees payable	9,001	(12,956)
Increase (decrease) in distribution fees payable	8	(10,264)
Increase (decrease) in administrative servicing fees payable	(952)	2,461
Decrease in accounting and transfer agent fees payable	(5,130)	(3,227)
Increase in trustee fees payable	44	64
Increase (decrease) in custodian fees payable	126	(982)
Decrease in compliance program costs payable	(13)	(3,043)
Increase (decrease) in professional fees payable	(4,333)	26,870
Increase (decrease) in printing fees payable	(6,992)	8,266
Increase (decrease) in other payables	2,398	(28,794)

Net cash used in operating activities	(507,511)	(12,800,464)

Cash flows used in financing activities:
Proceeds from shares issued	61,931	15,463,931
Cost of shares redeemed	(1,850,376)	(1,316,041)

Net cash used in financing activities	(1,788,445)	14,147,890

Net increase (decrease) in cash	(2,295,956)	1,347,426

Cash and restricted cash:
Beginning of period	8,245,073 (b)	–

End of period	$5,949,117	$1,347,426 (b)

Statements of Cash Flows (Continued)

	Nationwide Long/Short Equity Fund
	For the Period Ended October 31, 2018(a)	For the Year Ended April 30, 2018

Reconciliation of cash and restricted cash at the end of the period to the Statement of Assets and Liabilities:
Cash	$1,764,714	$1,347,426
Restricted cash:
Deposits with broker for short positions	4,184,403	6,897,647

	$5,949,117	$8,245,073

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2018 through October 31, 2018.
(b)

FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. (See Note 8) Beginning of period balance for the period ended October 31, 2018 includes the end of period cash balance of $1,347,426 reported for the year ended April 30, 2018 and the restricted cash balance of $6,897,647 for the year ended April 30, 2018, which was previously not required to be included.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Long/Short Equity Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Expenses to Average Net Assets (Excluding Dividend and Broker Interest Expense on Short Positions)		Portfolio Turnover (c)(f)
Class A Shares
Period Ended October 31, 2018 (g)	$13.92	(0.06)	(0.32)	(0.38)	–	–	–	$13.54	(2.73%	)(h)	$48,460	3.09%	(0.85%	)	3.57%	1.99%		13.17%
Period Ended April 30, 2018 (i)	$14.06	(0.08)	(0.06)	(0.14)	–	–	–	$13.92	1.00%		$18,268	3.39%	(1.49%	)	3.75%	2.24%		37.50%

Class R6 Shares (j)
Period Ended October 31, 2018 (g)	$14.00	(0.04)	(0.32)	(0.36)	–	–	–	$13.64	(2.57%	)(h)	$14,492,518	2.92%	(0.61%	)	3.37%	1.74%		13.17%
Year Ended April 30, 2018	$12.96	(0.12)	1.16	1.04	–	–	–	$14.00	8.02%		$14,888,939	2.76%	(0.87%	)	3.09%	1.74%		37.50%
Year Ended April 30, 2017	$12.22	0.32	0.53	0.85	–	(0.11)	(0.11)	$12.96	7.03%		$14,787	3.04%	(0.71%	)	3.04%	1.74%	(k)	35%
Period Ended April 30, 2016 (l)	$11.92	(0.05)	0.55	0.50	–	(0.20)	(0.20)	$12.22	4.16%		$119,272	2.82%	(0.59%	)	2.82%	1.74%	(k)	83%

Institutional Service Class Shares (m)
Period Ended October 31, 2018 (g)	$13.94	(0.05)	(0.31)	(0.36)	–	–	–	$13.58	(2.58%	)(h)	$8,427,908	3.00%	(0.66%	)	3.45%	1.82%		13.17%
Year Ended April 30, 2018	$12.93	(0.09)	1.10	1.01	–	–	–	$13.94	7.81%		$10,418,471	2.79%	(0.67%	)	3.97%	1.90%		37.50%
Year Ended April 30, 2017	$12.20	(0.12)	0.96	0.84	–	(0.11)	(0.11)	$12.93	6.96%		$10,356,366	3.10%	(0.80%	)	4.78%	1.99%	(k)	35%
Year Ended April 30, 2016	$12.24	(0.09)	0.25	0.16	–	(0.20)	(0.20)	$12.20	1.27%		$12,512,041	3.13%	(0.86%	)	4.33%	2.14%	(k)	83%
Year Ended April 30, 2015	$11.24	(0.10)	1.11	1.01	–	(0.01)	(0.01)	$12.24	9.01%		$10,401,111	3.33%	(1.23%	)	4.53%	2.50%	(k)	68%
Year Ended April 30, 2014	$10.05	(0.12)	1.31	1.19	–	–	–	$11.24	11.84%		$6,260,403	3.48%	(1.43%	)	6.13%	2.50%	(k)	135%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2018 through October 31, 2018.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018. Total return is calculated based on inception date of December 8, 2017 through April 30, 2018.
(j)	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.
(k)

In the prior year audited financial statements, the ratio was noted as 1.30% and 1.11% for the year ended April 30, 2017 and period ended April 30, 2016, respectively for Class R6 and 1.11%, 0.99%, 0.83%, and 0.98% for the years ended April 30, 2017, 2016, 2015 and 2014, respectively for Institutional Service Class, which included the ratio of interest expense and dividends on short positions to average net assets.

(l)	For the period from August 28, 2015 (commencement of operations) through April 30, 2016. Total return is calculated based on inception date of August 28, 2015 through April 30, 2016.
(m)	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Loomis All Cap Growth Fund

For the annual period ended October 31, 2018, the Nationwide Loomis All Cap Growth Fund (Class R6) returned 5.15% versus 10.20% for its benchmark, the Russell 3000® Growth Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,427 funds as of October 31, 2018), was 5.34% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Amazon, Under Armour, Cisco Systems, Visa and Qualcomm were among the top contributors to Fund performance during the reporting period. We highlight Amazon, Under Armour and Cisco Systems below. Alibaba Group, Facebook, Regeneron Pharmaceuticals, SEI Investments and Monster Beverage were among the largest detractors from Fund performance for the period. We highlight Alibaba, Facebook and Regeneron below. Stock selection in the consumer discretionary and industrials sectors as well as the Fund’s allocations to the industrials and materials sectors contributed positively to relative return for the period. Stock selection in the information technology, consumer staples, healthcare, energy, financials and materials sectors as well as the Fund’s allocations to the consumer discretionary, energy and information technology sectors detracted from relative Fund performance for the period.

Online retailer and Fund holding Amazon reported healthy fundamentals and solid growth in revenue during the period. With gross merchandise volume growing, by our estimates, above growth in the teens for U.S. e-commerce and low single-digit growth in global retail sales, the company continued to take market share. Amazon Web Services (AWS) also posted strong revenue growth, approaching a $27 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise information technology (IT) spending. Amazon continued to make substantial investments in key areas that capitalize on its strength, focusing on businesses with high, durable growth prospects and strong financial returns. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each area addressing large, underpenetrated markets — where secular growth is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model.

A new purchase for the Fund in the fourth quarter of 2017, leading sports apparel and footwear provider Under Armour reported financial results that reflected continued strength in international markets and better-than-expected performance amid ongoing weakness in the North American sportswear retail industry. Sportswear retailers have come under pressure in the past few years due in part to a shift in buying behavior away from multi-brand physical stores toward e-commerce and direct-to-consumer sales from the brand owners themselves. In early 2016, Under Armour’s second-largest customer declared bankruptcy. This reduced Under Armour’s points of sale and resulted in an industrywide excess of inventory that prompted other leading brands, including Nike, to spend heavily on promotions. The combination of contracting wholesale sales and elevated promotional expenditures created headwinds for Under Armour that persisted into 2018. We believe these issues are temporary and not secular in nature, and the company is taking

Fund Commentary (cont.)	Nationwide Loomis All Cap Growth Fund

the necessary steps to improve execution and profitability. Under Armour has begun to successfully reduce excess inventory while preserving its gross margins, and we believe it is poised to return to profitable growth in North America by focusing on its heritage as a provider of premium performance sports apparel. We believe Under Armour’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

The Fund held internet networking leader Cisco Systems, which returned to positive year-over-year revenue growth and finished its 2018 fiscal year with record quarterly revenues and earnings per share (EPS). Cisco is transitioning its business to a software and product subscription model in which a portion of revenue that was previously recognized up front is now earned as recurring revenue over time, which creates a near-term revenue headwind. Over the long run, we believe the subscription model will improve the overall quality of the business by increasing the visibility of future revenue streams, lowering cyclicality, and raising profitability. Innovation is enabling Cisco to expand recurring revenue beyond its smaller businesses and into its core networking products. In its large campus switching business, where Cisco had lacked the innovation needed to spark an upgrade cycle, a unique automation feature in the company’s next-generation Catalyst 9000 product reduces customer operating expenses and creates an economic incentive to upgrade. That product, announced in mid-2017, has now become Cisco’s fastest-growing product innovation in history. Total recurring revenue accounted for approximately 32% of overall revenue, which we believe can exceed 50% over the next decade. Leading with its unique end-to-end architecture, including differentiated cloud-enabled hardware and software solutions, Cisco is well positioned to benefit from the ever-increasing demand for internet bandwidth capability. The shares trade at a discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

Demonstrating the power of its brands and network ecosystem, China e-commerce and consumer-engagement platform provider

Alibaba, another Fund holding, reported fundamentally strong results during the reporting period, including revenue growth in excess of 50% over the prior-year period. However, operating margins were pressured by ongoing investments and the consolidation of lower-margin logistics affiliate Cainiao and recently acquired local delivery services company Ele.me. We believe these investments are consistent with Alibaba’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising, and cloud computing, while expanding the addressable market through its “new retail” initiative. With GMV (gross merchandise volume) of $768 billion and 552 million active annual consumers on its China commerce retail sites in its latest fiscal year, Alibaba is the world’s largest retail platform. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where, because of a lack of traditional retail infrastructure, e-commerce is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

Fund holding and social media company Facebook posted solid overall growth and market share gains over the prior-year period. However, shares reacted negatively to management’s guidance for a near-term deceleration in revenue growth, coupled with a multi-year acceleration in investments. The company noted that revenue in the second half of 2018 would be negatively affected by its decisions to provide users more choices around privacy and to increase focus on Instagram and FB Stories — “experience” products that the company believes will drive improved engagement but where monetization is currently lower. Facebook also announced a 50% to 60% increase in investments for 2018 targeting core product development, safety and security, virtual reality, marketing, and content acquisition. As a result, expenses will increase faster than

Fund Commentary (cont.)	Nationwide Loomis All Cap Growth Fund

revenue over the near term, pressuring margins. We believe Facebook is a unique, high-quality company benefiting from the secular shift from traditional advertising to online advertising, and we see it as positioned for strong and sustainable growth over our long-term investment horizon. We believe management’s decisions and actions illustrate the company’s commitment to preserve platform integrity and to sustain its leadership and long-term growth. With 2.6 billion people worldwide using its apps — Facebook, Messenger, WhatsApp and Instagram — and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate an increasing proportion of their advertising spending online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale.

Regeneron Pharmaceuticals posted solid and above-expectation sales results during the reporting period, including growth and share gains from Eylea, a treatment for eye diseases and the company’s largest revenue generator, and continued traction for Dupixent, the company’s innovative treatment for atopic dermatitis. However, the failure of a combination therapy of Eylea and Regeneron’s ANG2 molecule to demonstrate greater efficacy than Eylea alone in the treatment of eye disease increases the likelihood that Eylea will face heightened competitive pressure as early as 2019. While we expect Eylea to face competition in the future, we believe Eylea’s competitive advantages remain intact. Eylea has established itself as the leading branded therapy in treating a broad range of diseases of the back of the eye, and Regeneron is attempting to further penetrate the market by filing for approval in the treatment of new indications. Its superior efficacy, long-term durability of results, and attractive safety and side effect profile, have made it the market leader and choice of physicians across multiple indications — a position that will be difficult for new competitors to replicate. Further, we believe Regeneron’s long-term success will be driven not only by the growth opportunities arising from its broad-based, established therapies but also its meaningful pipeline assets, which include 19 product candidates in clinical development. We believe Regeneron’s market price embeds a lack of appreciation for the company’s multiple short-term and longer-term growth opportunities and the uniqueness of its financial model.

We believe the shares of all three detractors from Fund performance during the reporting period are trading at a significant discount to our estimate of intrinsic value and represent compelling reward-to-risk opportunities.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. As of October 31, 2018, the Fund is overweight in the consumer discretionary, consumer staples, financials, energy and healthcare sectors and underweight in the information technology, industrials, materials and communication services sectors. The Fund holds no positions in the real estate or utilities sectors. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

The Fund does not use derivative instruments.

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Manager:

Aziz V. Hamzaogullari, CFA

The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Loomis All Cap Growth Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreement	1.0%
Short-Term Investment	0.1%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries††

Internet & Direct Marketing Retail	11.9%
Software	11.7%
Interactive Media & Services	10.1%
Hotels, Restaurants & Leisure	7.5%
Biotechnology	6.6%
Capital Markets	6.4%
Beverages	6.3%
IT Services	5.9%
Pharmaceuticals	4.7%
Air Freight & Logistics	4.5%
Other Industries*	24.4%
100.0%

Top Holdings††

Amazon.com, Inc.	6.8%
Oracle Corp.	5.3%
Facebook, Inc., Class A	5.2%
Alibaba Group Holding Ltd., ADR	5.1%
Visa, Inc., Class A	4.8%
Monster Beverage Corp.	4.6%
Autodesk, Inc.	4.1%
Expeditors International of Washington, Inc.	3.8%
Regeneron Pharmaceuticals, Inc.	3.2%
Yum China Holdings, Inc.	3.2%
Other Holdings*	53.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Loomis All Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.		10 Yr. or Inception
Class A	w/o SC1	4.81%	[2]	10.33%	[2]
	w/SC3	(1.23)%	[2]	5.82%	[2]
Class R6[4]		5.15%	[2]	10.80%	[2]
Eagle Class Shares[4]		N/A		(2.38)%	[5]*
Institutional Service Class[4]		5.00%	[2]	10.55%	[2]
Russell 3000® Growth Index		10.20%		14.38%
CPI		2.52%		2.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of May 31, 2017.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Since inception date of June 27, 2018.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.49%	1.35%
Class R6	0.99%	0.85%
Eagle Class Shares	1.09%	0.95%
Institutional Service Class	1.24%	1.10%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Loomis All Cap Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Loomis All Cap Growth Fund from inception through 10/31/18 versus the Russell 3000® Growth Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Loomis All Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis All Cap Growth Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,006.20	6.07	1.20
	Hypothetical	(a)(b)	1,000.00	1,019.16	6.11	1.20
Class R6 Shares	Actual	(a)	1,000.00	1,007.80	4.30	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.92	4.33	0.85
Eagle Class Shares	Actual	(c)	1,000.00	1,000.00	2.93	0.85
	Hypothetical	(b)(d)	1,000.00	1,020.92	4.33	0.85
Institutional Service Class Shares	Actual	(a)	1,000.00	1,006.30	4.85	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)

Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from June 28, 2018 through October 31, 2018 to reflect the period from commencement of operations.

(d)

Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from June 28, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

Statement of Investments

October 31, 2018

Nationwide Loomis All Cap Growth Fund

Common Stocks 98.2%

	Shares	Value

Air Freight & Logistics 4.5%
Expeditors International of Washington, Inc.	103,494	$6,952,727
United Parcel Service, Inc., Class B	11,817	1,258,983

		8,211,710

Beverages 6.2%
Coca-Cola Co. (The)	63,780	3,053,787
Monster Beverage Corp.*	156,265	8,258,605

		11,312,392

Biotechnology 6.6%
Amgen, Inc.	11,616	2,239,449
BioMarin Pharmaceutical, Inc.*	42,236	3,892,892
Regeneron Pharmaceuticals, Inc.*	17,037	5,779,632

		11,911,973

Capital Markets 6.4%
FactSet Research Systems, Inc.	16,160	3,615,961
MSCI, Inc.	21,273	3,199,034
SEI Investments Co.	88,744	4,743,367

		11,558,362

Communications Equipment 2.6%
Cisco Systems, Inc.	103,496	4,734,942

Consumer Finance 1.3%
American Express Co.	22,131	2,273,518

Energy Equipment & Services 2.2%
Schlumberger Ltd.	77,233	3,962,825

Food Products 2.0%
Danone SA, ADR-FR	260,760	3,689,754

Health Care Equipment & Supplies 1.7%
Varian Medical Systems, Inc.*	25,565	3,051,694

Health Care Technology 2.4%
Cerner Corp.*	75,115	4,302,587

Hotels, Restaurants & Leisure 7.4%
Starbucks Corp.	84,509	4,924,339
Yum China Holdings, Inc.	160,172	5,779,006
Yum! Brands, Inc.	31,190	2,819,888

		13,523,233

Household Products 3.0%
Colgate-Palmolive Co.	44,210	2,632,706
Procter & Gamble Co. (The)	32,483	2,880,592

		5,513,298

Interactive Media & Services 10.0%
Alphabet, Inc., Class A*	4,069	4,437,570
Alphabet, Inc., Class C*	4,069	4,381,377
Facebook, Inc., Class A*	62,045	9,417,811

		18,236,758

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail 11.8%
Alibaba Group Holding Ltd., ADR-CN*	64,873	$9,230,130
Amazon.com, Inc.*	7,674	12,263,129

		21,493,259

IT Services 5.9%
Automatic Data Processing, Inc.	13,088	1,885,719
Visa, Inc., Class A	63,472	8,749,615

		10,635,334

Machinery 2.1%
Deere & Co.	28,331	3,837,151

Metals & Mining 0.3%
Compass Minerals International, Inc.	12,803	621,073

Pharmaceuticals 4.6%
Merck & Co., Inc.	17,828	1,312,319
Novartis AG, ADR-CH	30,149	2,636,831
Novo Nordisk A/S, ADR-DK	104,026	4,491,843

		8,440,993

Semiconductors & Semiconductor Equipment 2.7%
QUALCOMM, Inc.	79,092	4,974,096

Software 11.6%
Autodesk, Inc.*	57,152	7,386,896
Microsoft Corp.	38,635	4,126,604
Oracle Corp.	196,266	9,585,632

		21,099,132

Textiles, Apparel & Luxury Goods 2.9%
Under Armour, Inc., Class A* (a)	239,155	5,287,717

Total Common Stocks (cost $168,810,988)		178,671,801

Short-Term Investment 0.1%

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c)	215,659	215,659

Total Short-Term Investment (cost $215,659)		215,659

Statement of Investments (Continued)

October 31, 2018

Nationwide Loomis All Cap Growth Fund (Continued)

Repurchase Agreement 1.0%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $1,800,148, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $1,836,586. (c)(d)	$1,800,039	$1,800,039

Total Repurchase Agreement (cost $1,800,039)		1,800,039

Total Investments (cost $170,826,686) — 99.3%		180,687,499

Other assets in excess of liabilities — 0.7%		1,262,987

NET ASSETS — 100.0%		$181,950,486

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $1,880,323, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $215,659 and $1,800,039, respectively, a total value of $2,015,698.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $2,015,698.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DK	Denmark

FR	France

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Loomis All Cap Growth Fund
Assets:
Investment securities, at value* (cost $169,026,647)	$178,887,460
Repurchase agreement, at value (cost $1,800,039)	1,800,039
Cash	2,036,347
Interest and dividends receivable	76,439
Security lending income receivable	930
Receivable for investments sold	1,241,703
Receivable for capital shares issued	37,130
Reimbursement from investment adviser (Note 3)	69,282
Prepaid expenses	33,264

Total Assets	184,182,594

Liabilities:
Payable for capital shares redeemed	470
Payable upon return of securities loaned (Note 2)	2,015,698
Accrued expenses and other payables:
Investment advisory fees	127,517
Fund administration fees	41,218
Distribution fees	153
Administrative servicing fees	3,448
Accounting and transfer agent fees	18,999
Trustee fees	588
Custodian fees	904
Compliance program costs (Note 3)	121
Professional fees	6,575
Printing fees	8,030
Other	8,387

Total Liabilities	2,232,108

Net Assets	$181,950,486

Represented by:
Capital	$159,448,308
Total distributable earnings (loss)	22,502,178

Net Assets	$181,950,486

Net Assets:
Class A Shares	$619,208
Class R6 Shares	173,295,558
Eagle Class Shares	256,407
Institutional Service Class Shares	7,779,313

Total	$181,950,486

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	54,093
Class R6 Shares	15,074,144
Eagle Class Shares	22,328
Institutional Service Class Shares	677,373

Total	15,827,938

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Loomis All Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.45
Class R6 Shares	$11.50
Eagle Class Shares	$11.48
Institutional Service Class Shares	$11.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.15

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $1,880,323 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Loomis All Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$2,146,259
Income from securities lending (Note 2)	91,362
Interest income	41,908
Foreign tax withholding	(22)

Total Income	2,279,507

EXPENSES:
Investment advisory fees	1,611,449
Fund administration fees	141,630
Distribution fees Class A	1,327
Administrative servicing fees Class A	531
Administrative servicing fees Institutional Service Class	7,912
Registration and filing fees	59,869
Professional fees	137,950
Printing fees	28,812
Trustee fees	6,180
Custodian fees	7,490
Offering costs	63,392
Accounting and transfer agent fees	14,485
Compliance program costs (Note 3)	846
Other	8,294

Total expenses before expenses reimbursed	2,090,167

Expenses reimbursed by adviser (Note 3)	(367,907)

Net Expenses	1,722,260

NET INVESTMENT INCOME	557,247

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	12,318,472
Net change in unrealized appreciation/depreciation in the value of investment securities	(932,648)

Net realized/unrealized gains	11,385,824

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,943,071

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Loomis All Cap Growth Fund
	Year Ended October 31, 2018		Period Ended October 31, 2017 (a)
Operations:
Net investment income	$557,247		$41,527
Net realized gains	12,318,472		836,435
Net change in unrealized appreciation/depreciation	(932,648)		10,793,461

Change in net assets resulting from operations	11,943,071		11,671,423

Distributions to Shareholders From:
Distributable earnings:
Class A	(819)		–
Class R6	(1,170,187)		–
Eagle Class	–	(b)	–
Institutional Service Class	(17,619)		–

Change in net assets from shareholder distributions	(1,188,625)		–

Change in net assets from capital transactions	(31,009,799)		190,534,416

Change in net assets	(20,255,353)		202,205,839

Net Assets:
Beginning of year	202,205,839		–

End of year	$181,950,486		$202,205,839 (c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$732,134		$186,021
Dividends reinvested	819		–
Cost of shares redeemed	(285,695)		(5,420)

Total Class A Shares	447,258		180,601

Class R6 Shares
Proceeds from shares issued	16,806,260		198,237,875
Dividends reinvested	1,170,187		–
Cost of shares redeemed	(55,866,478)		(9,522,810)

Total Class R6 Shares	(37,890,031)		188,715,065

Eagle Class Shares
Proceeds from shares issued	264,289	(b)	–
Dividends reinvested	–	(b)	–
Cost of shares redeemed	(6	)(b)	–

Total Eagle Class Shares	264,283	(b)	–

Institutional Service Class Shares
Proceeds from shares issued	11,335,020		1,644,096
Dividends reinvested	17,619		–
Cost of shares redeemed	(5,183,948)		(5,346)

Total Institutional Service Class Shares	6,168,691		1,638,750

Change in net assets from capital transactions	$(31,009,799)		$190,534,416

Statements of Changes in Net Assets (Continued)

	Nationwide Loomis All Cap Growth Fund
	Year Ended October 31, 2018	Period Ended October 31, 2017 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	61,168	17,943
Reinvested	72	–
Redeemed	(24,590)	(500)

Total Class A Shares	36,650	17,443

Class R6 Shares
Issued	1,431,444	19,129,593
Reinvested	101,556	–
Redeemed	(4,677,093)	(911,356)

Total Class R6 Shares	(3,144,093)	18,218,237

Eagle Class Shares
Issued	22,328 (b)	–
Reinvested	– (b)	–
Redeemed	– (b)	–

Total Eagle Class Shares	22,328 (b)	–

Institutional Service Class Shares
Issued	952,846	155,728
Reinvested	1,539	–
Redeemed	(432,240)	(500)

Total Institutional Service Class Shares	522,145	155,228

Total change in shares	(2,562,970)	18,390,908

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017.

(b)	For the period from June 28, 2018 (commencement of operations) through October 31, 2018.

(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $55,029.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis All Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.97	(0.01)	0.54	0.53	–	(0.05)	(0.05)	$11.45	4.81%		$619,208	1.20%	(0.10%	)	1.41%	21.94%
Period Ended October 31, 2017 (g)	$10.00	(0.02)	0.99	0.97	–	–	–	$10.97	9.70%		$191,324	1.29%	(0.39%	)	1.43%	11.55%

Class R6 Shares
Year Ended October 31, 2018	$11.00	0.03	0.54	0.57	(0.02)	(0.05)	(0.07)	$11.50	5.15%		$173,295,558	0.85%	0.28%		1.03%	21.94%
Period Ended October 31, 2017 (g)	$10.00	–	1.00	1.00	–	–	–	$11.00	10.00%		$200,310,013	0.85%	0.08%		0.98%	11.55%

Eagle Class Shares
Period Ended October 31, 2018 (h)	$11.76	(0.01)	(0.27)	(0.28)	–	–	–	$11.48	(2.38%	)	$256,407	0.94%	(0.37%	)	1.36%	21.94%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.98	0.01	0.54	0.55	–	(0.05)	(0.05)	$11.48	5.00%		$7,779,313	0.97%	0.12%		1.18%	21.94%
Period Ended October 31, 2017 (g)	$10.00	(0.01)	0.99	0.98	–	–	–	$10.98	9.80%		$1,704,502	1.09%	(0.19%	)	1.23%	11.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of May 31, 2017 through October 31, 2017.
(h)	For the period from June 28, 2018 (commencement of operations) through October 31, 2018. Total return is calculated based on inception date of June 27, 2018 through October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Small Company Growth Fund

For the annual period ended October 31, 2018, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 12.40% versus 4.13% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Growth (consisting of 677 funds as of October 31, 2018), was 8.11% for the same period. Performance for the Fund’s other share class versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Our portfolio strategy is benchmark agnostic and is not in any way structured relative to a benchmark. Therefore, we do not provide attribution analysis relative to a benchmark, or comment on benchmark sector performance. No derivatives were used during the reporting period.

The Fund’s performance during the reporting period was due to many holdings spread across selected sectors. Among the top contributors to the Fund’s return were Abiomed, Inogen (Medical/ Healthcare) and Paycom Software (Business Services). On the downside, among the worst detractors from Fund performance for the period were Cognex (Industrial Products & Systems), Blackbaud (Information/ Knowledge Management) and Ellie Mae (Business Services).

Top Contributors

Abiomed manufactures and sells a portfolio of minimally invasive heart recovery devices that pump blood for the heart during cardiac procedures. The company drives revenue growth by increasing adoption of key products, expanding the product portfolio with more FDA-approved devices, and creating greater awareness with clinical studies and real-world evidence. The company continues to execute on its growth plan and achieve solid revenue and earnings growth, which contributed to the company’s recent performance.

Inogen manufactures portable oxygen concentrators to treat patients with hypoxemia, an abnormally low level of oxygen in the blood that can cause organ damage and lead to costly hospitalizations and death. The company continues to drive revenue and earnings growth by capturing new customers through direct-to-consumer marketing, launching new products and enhancing existing products. The company reported stronger-than-expected revenue and earnings growth during the reporting period. The company’s execution of its growth plan as well as its strong financial announcement contributed to the company’s recent performance.

Paycom Software provides cloud-based human capital management (HCM) software for small to mid-sized companies in the U.S. The software allows businesses to manage the employment life cycle from a core system of record, maintained in a single database. The company continues to grow revenue and earnings by adding new clients in existing markets and expanding into additional markets through new sales office openings. As Paycom expands the functionality of the software, the company continues to target steadily larger clients. We believe stronger-than-expected results drove the company’s recent outperformance and that long-term growth prospects remain attractive.

Top Detractors

Cognex provides machine vision systems. These systems capture and analyze visual information in order to automate tasks in manufacturing and logistics processes. End users employ machine vision in applications in which human vision is inadequate to meet requirements for size, accuracy and speed. The company drives revenue growth by increasing adoption rates as well as expanding applications for machine vision. The company reported weaker-than-expected revenue during the reporting period, which negatively affected the stock price. Despite the near-term weakness, we believe the company’s long-term growth prospects remain intact.

Blackbaud is the leading global provider of software systems and services designed specifically for nonprofit organizations, or NPOs. The company’s products and services enable NPOs to increase donations and reduce fundraising costs as well as improve constituent communications and internal operations. The

Fund Commentary (cont.)	Nationwide Small Company Growth Fund

company has a large installed base, a rich and expandable product and services portfolio, and a highly profitable and scalable business model with a substantial recurring revenue stream. During the reporting period, slower-than-expected growth in revenue drove the company’s underperformance. Despite the near-term weakness, we believe the company’s long-term growth prospects remain intact.

Ellie Mae provides content management and workflow software solutions for the mortgage industry. Ellie Mae’s software solutions increase efficiency, facilitate regulatory compliance and reduce documentation errors. Ellie Mae’s software platform is an end-to-end solution that handles customer relationship management, loan processing, underwriting, disclosure and closing documents, and other functions — all in one system of record. The system also electronically connects loan originators to service providers such as title companies and appraisal companies through the Ellie Mae Network, which further increases efficiency. Importantly, the software enables lenders to comply with the ever-changing federal, state and other mortgage regulations. Tight housing inventories and rising interest rates have contributed to the company’s underperformance. Despite current industry headwinds, we believe Ellie Mae’s long-term growth prospects remain intact.

Portfolio Changes

During the past 12 months, the following three holdings were added to the portfolio: Alarm.com Holdings, iRhythm Technologies and Q2 Holdings. One company, Abaxis, was acquired out of the portfolio. During the reporting period, three companies were sold out of the portfolio: Bruker, Diodes and Geospace Technologies.

We remain quite optimistic about the long-term potential of the portfolio overall. Of course, this does not mean that the portfolio is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the portfolio will not be adversely affected by economic, political and/or other exogenous events. We do not spend our time determining probabilities for potential outcomes (political, economic or otherwise) and then subsequently repositioning the portfolio to take advantage of these expected outcomes. We do, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or portfolio holding meets the criteria for our small company investment program.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While we are influenced by market movements, our consistent investment process does not change in anticipation of one or another type of market. Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where we concentrate our efforts. As long-term and benchmark-agnostic investors, our style is a disciplined and patient implementation of our small-company investment process. As always, we are committed to building and maintaining a winning investment program that meets investors’ long-term investment needs.

The Fund does not use derivatives.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Daman Blakeney; Damien Davis, CFA; Andrew Fones; Robert Hall; Kempton Ingersol; and Keith Lee

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Small Company Growth Fund

Asset Allocation†

Common Stocks	96.4%
Repurchase Agreement	1.0%
Short-Term Investment	0.1%
Other assets in excess of liabilities	2.5%
100.0%

Top Industries††

Software	37.4%
Health Care Equipment & Supplies	22.5%
Health Care Technology	13.0%
Machinery	9.6%
Chemicals	4.5%
Electronic Equipment, Instruments & Components	4.4%
Life Sciences Tools & Services	3.9%
Biotechnology	1.4%
Communications Equipment	1.4%
Hotels, Restaurants & Leisure	0.4%
Other Industries*	1.5%
100.0%

Top Holdings††

Veeva Systems, Inc., Class A	5.0%
Vocera Communications, Inc.	4.7%
Paycom Software, Inc.	4.7%
Manhattan Associates, Inc.	4.6%
Balchem Corp.	4.5%
Tyler Technologies, Inc.	4.4%
Cognex Corp.	4.4%
Proto Labs, Inc.	4.3%
Quidel Corp.	4.3%
Sun Hydraulics Corp.	4.1%
Other Holdings*	55.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	12.16%	12.23%	16.84%	[2]
	w/SC3	5.70%	10.90%	15.83%
Institutional Service Class[4]		12.40%	12.42%	17.05%	[2]
Russell 2000® Growth Index		4.13%	8.75%	13.33%
CPI		2.52%	1.60%	1.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of January 3, 2012.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.33%	1.32%
Institutional Service Class	1.20%	1.19%

^

Current effective prospectus dated September 24, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide Small Company Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/18 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,012.80	6.75	1.33
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.77	1.33
Institutional Service Class Shares	Actual	(a)	1,000.00	1,013.70	6.04	1.19
	Hypothetical	(a)(b)	1,000.00	1,019.21	6.06	1.19

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Small Company Growth Fund

Common Stocks 96.4%

	Shares	Value

Biotechnology 1.4%
Incyte Corp.*	14,737	$955,252
Ironwood Pharmaceuticals, Inc.*	235,602	3,086,386

		4,041,638

Chemicals 4.4%
Balchem Corp.	139,684	13,081,407

Communications Equipment 1.4%
NetScout Systems, Inc.*	159,614	4,031,850

Electronic Equipment, Instruments & Components 4.3%
Cognex Corp.	297,099	12,727,721

Health Care Equipment & Supplies 21.9%
ABIOMED, Inc.*	33,636	11,476,603
Cantel Medical Corp.	119,469	9,455,971
Cardiovascular Systems, Inc.*	138,956	3,897,716
Endologix, Inc.*	211,540	258,079
Inogen, Inc.*	62,546	11,856,845
iRhythm Technologies, Inc.*	39,696	3,066,913
Meridian Bioscience, Inc.	79,371	1,286,604
Neogen Corp.*	183,781	11,159,182
Quidel Corp.*	191,341	12,314,707

		64,772,620

Health Care Technology 12.6%
Medidata Solutions, Inc.*	130,850	9,198,755
Veeva Systems, Inc., Class A*	158,856	14,511,496
Vocera Communications, Inc.*	392,779	13,633,359

		37,343,610

Hotels, Restaurants & Leisure 0.4%
Zoe’s Kitchen, Inc.* (a)	91,092	1,158,690

IT Services 0.3%
NIC, Inc.	67,916	903,962

Life Sciences Tools & Services 3.8%
Bio-Techne Corp.	66,955	11,229,693

Machinery 9.4%
DMC Global, Inc.	90,797	3,500,224
Proto Labs, Inc.*	104,094	12,434,028
Sun Hydraulics Corp.	255,987	11,877,797

		27,812,049

Software 36.5%
ACI Worldwide, Inc.*	168,293	4,222,471
Alarm.com Holdings, Inc.*	87,662	3,899,206
Alteryx, Inc., Class A*(a)	62,222	3,297,144
American Software, Inc., Class A	161,125	1,854,549
ANSYS, Inc.*	54,134	8,095,740
Blackbaud, Inc.	134,325	9,633,789
Ellie Mae, Inc.*	134,606	8,921,686
Guidewire Software, Inc.*	109,482	9,740,613
Manhattan Associates, Inc.*	277,789	13,261,647
NextGen Healthcare Information Systems LLC*	288,844	4,266,226

Paycom Software, Inc.* (a)	107,608	13,472,522
PROS Holdings, Inc.*	300,732	9,900,097

Common Stocks (continued)

	Shares	Value

Software (continued)
Q2 Holdings, Inc.*	88,576	$4,714,900
Tyler Technologies, Inc.*	60,237	12,749,763

		108,030,353

Total Common Stocks (cost $214,033,247)		285,133,593

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c)	370,856	370,856

Total Short-Term Investment (cost $370,856)		370,856

Repurchase Agreement 1.0%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $3,095,607, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $3,158,267. (c)(d)	$3,095,419	3,095,419

Total Repurchase Agreement (cost $3,095,419)		3,095,419

Total Investments (cost $217,499,522) — 97.5%		288,599,868

Other assets in excess of liabilities — 2.5%		7,349,092

NET ASSETS — 100.0%		$295,948,960

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $9,062,310, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $370,856 and $3,095,419, respectively, and by $5,742,199 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.38%, and maturity dates ranging from 11/15/2018 – 5/15/2045; total value of $9,208,474.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $3,466,275.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements

Statement of Assets and Liabilities

October 31, 2018

Nationwide Small Company Growth Fund
Assets:
Investment securities, at value* (cost $214,404,103)	$285,504,449
Repurchase agreement, at value (cost $3,095,419)	3,095,419
Cash	11,611,177
Interest receivable	25,241
Security lending income receivable	2,017
Receivable for capital shares issued	170,032
Reimbursement from investment adviser (Note 3)	657
Prepaid expenses	16,633

Total Assets	300,425,625

Liabilities:
Payable for investments purchased	379,801
Payable for capital shares redeemed	252,626
Payable upon return of securities loaned (Note 2)	3,466,275
Accrued expenses and other payables:
Investment advisory fees	224,075
Fund administration fees	26,854
Distribution fees	6,623
Administrative servicing fees	81,638
Accounting and transfer agent fees	4,920
Trustee fees	1,112
Custodian fees	2,619
Compliance program costs (Note 3)	232
Professional fees	20,828
Printing fees	2,767
Other	6,295

Total Liabilities	4,476,665

Net Assets	$295,948,960

Represented by:
Capital	$213,119,443
Total distributable earnings (loss)	82,829,517

Net Assets	$295,948,960

Net Assets:
Class A Shares	$29,343,929
Institutional Service Class Shares	266,605,031

Total	$295,948,960

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,541,602
Institutional Service Class Shares	13,858,783

Total	15,400,385

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$19.03
Institutional Service Class Shares	$19.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$20.19

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $9,062,310 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$608,274
Interest income	113,622
Income from securities lending (Note 2)	28,676

Total Income	750,572

EXPENSES:
Investment advisory fees	2,423,276
Fund administration fees	141,526
Distribution fees Class A	69,814
Administrative servicing fees Class A	37,480
Administrative servicing fees Institutional Service Class	651,398
Registration and filing fees	41,827
Professional fees	37,860
Printing fees	22,523
Trustee fees	8,984
Custodian fees	10,857
Accounting and transfer agent fees	18,622
Compliance program costs (Note 3)	1,269
Other	8,427

Total expenses before expenses reimbursed	3,473,863

Expenses reimbursed by adviser (Note 3)	(657)

Net Expenses	3,473,206

NET INVESTMENT LOSS	(2,722,634)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	14,300,814
Net change in unrealized appreciation/depreciation in the value of investment securities	16,193,023

Net realized/unrealized gains	30,493,837

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,771,203

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment loss	$(2,722,634)	$(1,559,747)
Net realized gains	14,300,814	7,733,400
Net change in unrealized appreciation/depreciation	16,193,023	53,682,646

Change in net assets resulting from operations	27,771,203	59,856,299

Distributions to Shareholders From:
Distributable earnings:
Class A	(702,399)	(355,887	)(a)
Institutional Service Class	(7,025,288)	(5,743,581	)(a)

Change in net assets from shareholder distributions	(7,727,687)	(6,099,468)

Change in net assets from capital transactions	34,029,333	9,947,392

Change in net assets	54,072,849	63,704,223

Net Assets:
Beginning of year	241,876,111	178,171,888

End of year	$295,948,960	$241,876,111	(b)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,954,577	$15,774,704
Dividends reinvested	698,155	353,164
Cost of shares redeemed	(13,599,058)	(6,922,348)

Total Class A Shares	6,053,674	9,205,520

Institutional Service Class Shares
Proceeds from shares issued	49,287,811	30,630,124
Dividends reinvested	7,025,288	5,743,581
Cost of shares redeemed	(28,337,440)	(35,631,833)

Total Institutional Service Class Shares	27,975,659	741,872

Change in net assets from capital transactions	$34,029,333	$9,947,392

SHARE TRANSACTIONS:
Class A Shares
Issued	959,296	1,015,564
Reinvested	40,403	25,101
Redeemed	(675,237)	(445,568)

Total Class A Shares	324,462	595,097

Institutional Service Class Shares
Issued	2,425,259	1,908,312
Reinvested	402,826	405,048
Redeemed	(1,447,884)	(2,321,639)

Total Institutional Service Class Shares	1,380,201	(8,279)

Total change in shares	1,704,663	586,818

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net realized gains of $355,887 and $5,743,581 for Class A and Institutional Service Class, respectively.

(b)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment loss of $1,550,180.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$17.52	(0.21)	2.28	2.07	–	(0.56)	(0.56)	$19.03	12.16%	$29,343,929	1.32%	(1.07%	)	1.32%	16.23%
Year Ended October 31, 2017	$13.50	(0.14)	4.63	4.49	–	(0.47)	(0.47)	$17.52	34.07%	$21,321,775	1.31%	(0.92%	)	1.33%	15.58%
Year Ended October 31, 2016	$13.26	(0.11)	0.67	0.56	–	(0.32)	(0.32)	$13.50	4.31%	$8,394,865	1.33%	(0.87%	)	1.36%	14.34%
Year Ended October 31, 2015	$16.77	(0.09)	0.94	0.85	–	(4.36)	(4.36)	$13.26	7.89%	$3,308,794	1.34%	(0.72%	)	1.72%	25.26%
Year Ended October 31, 2014	$16.00	(0.12)	0.95	0.83	(0.02)	(0.04)	(0.06)	$16.77	5.22%	$1,508,497	1.26%	(0.71%	)	1.56%	10.89%

Institutional Service Class Shares
Year Ended October 31, 2018	$17.67	(0.18)	2.31	2.13	–	(0.56)	(0.56)	$19.24	12.40%	$266,605,031	1.19%	(0.93%	)	1.19%	16.23%
Year Ended October 31, 2017	$13.60	(0.12)	4.66	4.54	–	(0.47)	(0.47)	$17.67	34.19%	$220,554,336	1.19%	(0.74%	)	1.20%	15.58%
Year Ended October 31, 2016	$13.34	(0.08)	0.66	0.58	–	(0.32)	(0.32)	$13.60	4.43%	$169,777,023	1.19%	(0.64%	)	1.22%	14.34%
Year Ended October 31, 2015	$16.82	(0.09)	0.97	0.88	–	(4.36)	(4.36)	$13.34	8.10%	$190,500,495	1.19%	(0.69%	)	1.33%	25.26%
Year Ended October 31, 2014	$15.99	(0.07)	0.94	0.87	–	(0.04)	(0.04)	$16.82	5.47%	$25,251,843	0.97%	(0.41%	)	1.26%	10.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the annual period ended October 31, 2018, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) registered -3.41% versus -0.59% for its benchmark, the Russell 2000® Value Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Value (consisting of 416 funds as of October 31, 2018), was -2.29% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices and higher profitability. Along the market capitalization dimension, small caps (Russell 2000® Index) underperformed large caps (Russell 1000® Index) by 5.1% for the one-year reporting period. Mid caps (Russell Midcap Index) underperformed large caps by 4.2% but outperformed small caps by 0.9%. Along the relative price dimension, large-cap value stocks (Russell 1000® Value Index) underperformed large-cap growth stocks (Russell 1000® Growth Index) by 7.7%, and small-cap value stocks (Russell 2000 Value Index) underperformed small-cap growth stocks (Russell 2000® Growth Index) by 4.7%.

It is important to consider the interactions between size, value and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among large caps but underperformed among small caps. Performance of the premiums may vary depending on the particular segment of the market under analysis.

The Fund seeks to capture equity, size, value and profitability premiums in the small-cap value and mid-cap value area of the market and does not use derivatives.

With low relative price (value) stocks underperforming high relative price (growth) stocks during the reporting period, the Fund’s greater emphasis on value stocks was the primary driver of underperformance. Value stocks underperformed growth stocks across the small- and mid-cap range, but underperformance was most prevalent among mid-cap stocks. At the sector level, this underperformance of value stocks, including mid-cap value stocks, detracted from relative performance within the consumer discretionary and industrials sectors. Conversely, the Fund’s greater emphasis on mid-cap value stocks had a positive impact on relative performance in the energy sector, as these stocks outperformed during the reporting period.

In addition to value, more profitable stocks generally underperformed less profitable stocks across the small-cap and mid-cap value segment of the market. Therefore, the Fund’s greater emphasis on more profitable stocks also detracted from relative performance.

The Fund does not use derivatives.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; and Joel Schneider

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide U.S. Small Cap Value Fund

Asset Allocation†

Common Stocks	99.6%
Repurchase Agreement	2.4%
Short-Term Investment	0.3%
Rights††	0.0%
Liabilities in excess of other assets	(2.3)%
100.0%

Top Industries†††

Banks	16.1%
Oil, Gas & Consumable Fuels	6.3%
Insurance	6.0%
Electronic Equipment, Instruments & Components	4.8%
Specialty Retail	3.9%
Machinery	3.7%
Energy Equipment & Services	3.5%
Thrifts & Mortgage Finance	2.6%
Household Durables	2.4%
Chemicals	2.1%
Other Industries*	48.6%
100.0%

Top Holdings†††

Arrow Electronics, Inc.	0.6%
Xerox Corp.	0.5%
Helmerich & Payne, Inc.	0.5%
Old Republic International Corp.	0.5%
AECOM	0.5%
Alaska Air Group, Inc.	0.5%
Assurant, Inc.	0.5%
People’s United Financial, Inc.	0.5%
Toll Brothers, Inc.	0.5%
Avnet, Inc.	0.5%
Other Holdings*	94.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(3.51)%	5.37%	11.28%	[2]
	w/SC3	(9.05)%	4.12%	10.62%	[2]
Class C	w/o SC1	(4.25)%	4.59%	10.51%	[2]
	w/SC4	(5.11)%	N/A	N/A
Class R6[5,6]		(3.18)%	5.73%	11.67%	[2]
Institutional Service Class[5]		(3.41)%	5.47%	11.39%	[2]
Russell 2000® Value Index		(0.59)%	7.18%	10.95%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	1.35%
Class C	2.10%
Class R6	1.00%
Institutional Service Class	1.25%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide U.S. Small Cap Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 10/31/18 versus the Russell 2000® Value Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	954.10	6.45	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.60	6.67	1.31
Class C Shares	Actual	(a)	1,000.00	950.50	10.23	2.08
	Hypothetical	(a)(b)	1,000.00	1,014.72	10.56	2.08
Class R6 Shares	Actual	(a)	1,000.00	956.00	4.83	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.27	4.99	0.98
Institutional Service Class Shares	Actual	(a)	1,000.00	954.40	6.01	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.6%

	Shares	Value

Aerospace & Defense 1.3%
AAR Corp.	5,734	$272,824
Aerovironment, Inc.*	1,982	178,320
Arotech Corp.*	6,700	18,492
Astronics Corp.*	1,178	34,350
Astronics Corp., Class B*	177	5,142
CPI Aerostructures, Inc.*	1,172	7,969
Cubic Corp.	3,316	217,563
Ducommun, Inc.*	2,970	110,365
Engility Holdings, Inc.*	5,997	186,087
Esterline Technologies Corp.*	4,483	526,125
KeyW Holding Corp. (The)* (a)	7,966	62,374
Mercury Systems, Inc.*	2,286	107,122
Moog, Inc., Class A	3,674	262,875
National Presto Industries, Inc. (a)	640	79,789
SIFCO Industries, Inc.*	425	2,098
Triumph Group, Inc.	5,227	95,393
Vectrus, Inc.*	2,092	56,066
Wesco Aircraft Holdings, Inc.*	12,785	130,151

		2,353,105

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	4,170	81,732
Atlas Air Worldwide Holdings, Inc.*	4,349	224,495
Echo Global Logistics, Inc.*	4,411	113,407
Forward Air Corp.	1,257	75,408
Hub Group, Inc., Class A*	5,677	260,120
Radiant Logistics, Inc.*	5,361	29,164

		784,326

Airlines 1.5%
Alaska Air Group, Inc.	13,839	849,992
Copa Holdings SA, Class A	1,310	94,883
Hawaiian Holdings, Inc.	534	18,482
JetBlue Airways Corp.*	43,803	732,824
SkyWest, Inc.	7,710	441,706
Spirit Airlines, Inc.*	8,798	456,616

		2,594,503

Auto Components 1.6%
Adient plc (a)	7,975	242,600
American Axle & Manufacturing Holdings, Inc.*	18,129	275,017
Cooper Tire & Rubber Co.	8,427	260,310
Cooper-Standard Holdings, Inc.*	2,266	209,945
Gentex Corp.	31,542	663,959
Gentherm, Inc.*	1,082	47,218
Goodyear Tire & Rubber Co. (The)	16,031	337,613
Horizon Global Corp.*	1,344	7,540
Modine Manufacturing Co.*	10,671	138,830
Motorcar Parts of America, Inc.* (a)	3,290	69,682
Shiloh Industries, Inc.*	3,700	33,633
Standard Motor Products, Inc.	4,269	230,996
Stoneridge, Inc.*	3,092	78,568
Strattec Security Corp.	442	14,895
Superior Industries International, Inc.	4,675	45,955
Tower International, Inc.	3,892	115,553
VOXX International Corp.*	5,943	30,309

		2,802,623

Automobiles 0.0%†
Winnebago Industries, Inc.	2,948	81,247

Common Stocks (continued)

	Shares	Value

Banks 16.5%
1st Source Corp.	4,229	$197,029
Access National Corp.	2,051	53,264
Allegiance Bancshares, Inc.*	1,395	54,000
American National Bankshares, Inc.	1,663	60,018
Ameris Bancorp	2,483	106,496
AmeriServ Financial, Inc.	1,800	7,632
Arrow Financial Corp.	1,655	58,157
Associated Banc-Corp.	27,506	637,589
Atlantic Capital Bancshares, Inc.*	2,398	36,138
Banc of California, Inc.	6,828	108,907
BancFirst Corp.	2,468	141,614
Bancorp, Inc. (The)*	11,406	119,763
BancorpSouth Bank	4,599	131,991
Bank of Commerce Holdings	1,636	19,534
Bank of Marin Bancorp	817	69,437
Bank OZK	10,254	280,549
BankUnited, Inc.	14,933	494,282
Banner Corp.	5,248	303,439
Bar Harbor Bankshares	1,137	29,073
Baycom Corp.*	825	19,957
BCB Bancorp, Inc.	754	9,380
Berkshire Hills Bancorp, Inc.	6,787	226,482
Blue Hills Bancorp, Inc.	2,983	69,235
Boston Private Financial Holdings, Inc.	10,941	147,703
Bridge Bancorp, Inc.	1,913	56,816
Brookline Bancorp, Inc.	13,801	213,915
Bryn Mawr Bank Corp.	2,696	107,678
C&F Financial Corp.	391	18,983
Cadence Bancorp	396	8,736
Camden National Corp.	2,176	88,237
Capital City Bank Group, Inc.	2,801	66,384
Carolina Financial Corp.	1,386	45,863
CenterState Bank Corp.	6,407	157,484
Central Pacific Financial Corp.	4,036	109,133
Central Valley Community Bancorp	600	12,144
Century Bancorp, Inc., Class A	429	32,226
Chemical Financial Corp.	9,486	444,514
CIT Group, Inc.	15,529	735,764
Citizens & Northern Corp.	1,281	32,256
City Holding Co.	977	72,083
Civista Bancshares, Inc.	457	10,584
CNB Financial Corp.	1,639	41,958
Columbia Banking System, Inc.	4,794	177,809
Community Bank System, Inc.	2,986	174,353
Community Bankers Trust Corp.*	300	2,556
Community Trust Bancorp, Inc.	2,713	123,469
ConnectOne Bancorp, Inc.	5,101	105,744
Customers Bancorp, Inc.*	5,561	113,945
CVB Financial Corp.	3,962	86,570
Eagle Bancorp, Inc.*	1,792	88,113
Enterprise Bancorp, Inc.	346	11,203
Enterprise Financial Services Corp.	1,317	57,224
Equity Bancshares, Inc., Class A*	1,317	47,531
Farmers National Banc Corp.	3,278	42,942
FB Financial Corp.	1,300	47,424
FCB Financial Holdings, Inc., Class A*	3,515	137,542
Fidelity Southern Corp.	4,129	95,875
Financial Institutions, Inc.	3,043	86,878
First Bancorp	3,569	131,660
First Bancorp, Inc.	1,541	44,011
First Bancorp/PR*	36,613	337,938
First Bancshares, Inc. (The)	851	30,670

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
First Bank	980	$11,642
First Busey Corp.	3,362	93,867
First Business Financial Services, Inc.	1,233	25,807
First Citizens BancShares, Inc., Class A	832	354,956
First Commonwealth Financial Corp.	16,327	220,414
First Community Bancshares, Inc.	3,566	123,134
First Financial Bancorp	12,302	321,943
First Financial Corp.	1,964	90,069
First Financial Northwest, Inc.	1,754	26,503
First Foundation, Inc.*	3,993	64,727
First Hawaiian, Inc.	9,870	244,579
First Horizon National Corp.	31,832	513,768
First Internet Bancorp	800	20,616
First Interstate BancSystem, Inc., Class A	4,105	170,193
First Merchants Corp.	6,505	270,673
First Mid-Illinois Bancshares, Inc.	874	32,583
First Midwest Bancorp, Inc.	14,047	322,519
First Northwest Bancorp*	900	13,140
First of Long Island Corp. (The)	2,776	56,103
Flushing Financial Corp.	5,137	116,559
FNB Corp.	45,377	536,810
Franklin Financial Network, Inc.*	1,644	55,732
Fulton Financial Corp.	24,548	393,013
German American Bancorp, Inc.	2,829	89,708
Great Southern Bancorp, Inc.	2,228	120,646
Great Western Bancorp, Inc.	9,184	336,594
Green Bancorp, Inc.	3,571	66,063
Guaranty Bancorp	1,040	27,061
Hancock Whitney Corp.	10,910	457,784
Hanmi Financial Corp.	5,805	121,789
HarborOne Bancorp, Inc.*	808	14,706
Heartland Financial USA, Inc.	2,678	142,309
Heritage Commerce Corp.	6,247	90,644
Heritage Financial Corp.	5,474	179,109
Hilltop Holdings, Inc.	13,855	275,714
Home BancShares, Inc.	4,500	85,680
HomeTrust Bancshares, Inc.*	3,132	85,378
Hope Bancorp, Inc.	21,007	304,181
Horizon Bancorp, Inc.	5,116	85,744
IBERIABANK Corp.	7,817	582,288
Independent Bank Corp.	5,253	250,290
Independent Bank Group, Inc.	3,786	219,247
International Bancshares Corp.	10,868	420,592
Investors Bancorp, Inc.	44,063	492,624
Lakeland Bancorp, Inc.	5,974	98,392
Lakeland Financial Corp.	398	17,126
LCNB Corp.	700	11,893
LegacyTexas Financial Group, Inc.	5,940	228,868
Live Oak Bancshares, Inc.	1,011	18,602
Macatawa Bank Corp.	3,062	33,223
MB Financial, Inc.	5,415	240,372
MBT Financial Corp.	2,346	26,768
Mercantile Bank Corp.	1,874	59,518
Midland States Bancorp, Inc.	1,811	48,843
MidSouth Bancorp, Inc.	1,470	19,522
MidWestOne Financial Group, Inc.	866	24,949
National Bank Holdings Corp., Class A	4,383	147,970
National Commerce Corp.*	342	12,688
NBT Bancorp, Inc.	5,830	212,737
Nicolet Bankshares, Inc.*	349	18,637
Northeast Bancorp	528	9,932
Northrim BanCorp, Inc.	746	28,370

Common Stocks (continued)

	Shares	Value

Banks (continued)
OFG Bancorp	10,783	$184,281
Ohio Valley Banc Corp.	475	16,596
Old Line Bancshares, Inc.	1,271	38,054
Old National Bancorp	23,379	417,315
Old Second Bancorp, Inc.	2,264	32,194
Opus Bank	5,252	99,735
Pacific Premier Bancorp, Inc.*	2,490	72,783
PacWest Bancorp	17,406	707,032
Park National Corp.	893	81,620
Peapack Gladstone Financial Corp.	2,910	78,541
Penns Woods Bancorp, Inc.	343	13,891
Peoples Bancorp of North Carolina, Inc.	709	19,739
Peoples Bancorp, Inc.	3,205	109,707
People’s United Financial, Inc.	52,065	815,338
People’s Utah Bancorp	1,321	44,267
Pinnacle Financial Partners, Inc.	10,708	560,028
Popular, Inc.	14,022	729,284
Preferred Bank	872	44,830
Premier Financial Bancorp, Inc.	1,453	25,776
Prosperity Bancshares, Inc.	9,596	624,028
QCR Holdings, Inc.	1,503	54,754
Renasant Corp.	6,723	234,498
Republic Bancorp, Inc., Class A	3,317	148,834
S&T Bancorp, Inc.	5,402	216,674
Sandy Spring Bancorp, Inc.	4,456	158,411
Seacoast Banking Corp. of Florida*	2,593	68,222
Shore Bancshares, Inc.	1,088	17,539
Sierra Bancorp	3,169	86,292
Signature Bank	2,851	313,325
Simmons First National Corp., Class A	12,396	331,965
SmartFinancial, Inc.*	1,179	23,981
South State Corp.	4,576	309,658
Southern First Bancshares, Inc.*	254	9,121
Southern National Bancorp of Virginia, Inc.	3,865	58,400
Southside Bancshares, Inc.	2,701	85,568
State Bank Financial Corp.	4,358	111,434
Sterling Bancorp	30,887	555,348
Stock Yards Bancorp, Inc.	1,139	36,118
TCF Financial Corp.	15,613	325,999
Tompkins Financial Corp.	435	31,812
Towne Bank	4,600	129,398
TriCo Bancshares	2,948	106,187
TriState Capital Holdings, Inc.*	3,525	88,901
Triumph Bancorp, Inc.*	1,828	65,552
Trustmark Corp.	11,021	339,447
UMB Financial Corp.	1,000	63,850
Umpqua Holdings Corp.	31,549	605,741
Union Bankshares Corp.	7,821	267,009
United Bankshares, Inc. (a)	14,715	488,097
United Community Banks, Inc.	8,525	212,017
United Security Bancshares	303	3,248
Univest Corp. of Pennsylvania	4,791	119,583
Valley National Bancorp	47,052	469,579
Veritex Holdings, Inc.*	2,908	68,512
Washington Trust Bancorp, Inc.	946	48,577
WesBanco, Inc.	8,067	323,487
West Bancorporation, Inc.	1,635	35,954
Wintrust Financial Corp.	2,733	208,091

		28,902,017

Beverages 0.1%
Craft Brew Alliance, Inc.*	4,854	89,022

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology 0.9%
Achillion Pharmaceuticals, Inc.*	32,833	$93,902
Acorda Therapeutics, Inc.*	5,438	103,920
Adverum Biotechnologies, Inc.*	7,361	30,916
AMAG Pharmaceuticals, Inc.*	887	19,071
Applied Genetic Technologies Corp.*	3,020	18,966
Aptevo Therapeutics, Inc.*	4,392	14,801
Aravive, Inc.*	823	4,856
Ardelyx, Inc.*	2,126	5,847
Celldex Therapeutics, Inc.*	12,264	3,857
Chimerix, Inc.*	11,049	38,561
Concert Pharmaceuticals, Inc.*	2,723	40,627
Emergent BioSolutions, Inc.*	5,731	350,680
Five Prime Therapeutics, Inc.*	1,624	19,715
Immune Design Corp.*	3,067	4,416
Merrimack Pharmaceuticals, Inc.*	1,009	3,925
Myriad Genetics, Inc.* (a)	6,476	291,614
PDL BioPharma, Inc.*	24,722	61,558
United Therapeutics Corp.*	3,998	443,218
Zafgen, Inc.*	2,450	23,790

		1,574,240

Building Products 0.8%
Alpha Pro Tech Ltd.*	4,000	13,600
American Woodmark Corp.*	1,430	86,429
Apogee Enterprises, Inc.	4,255	153,606
Armstrong Flooring, Inc.*	5,118	79,585
CSW Industrials, Inc.*	1,555	71,577
Gibraltar Industries, Inc.*	5,286	188,393
Griffon Corp.	8,229	99,736
Insteel Industries, Inc.	2,585	67,520
Masonite International Corp.*	331	18,334
Owens Corning	2,427	114,724
Quanex Building Products Corp.	7,527	111,550
Simpson Manufacturing Co., Inc.	3,515	200,636
Universal Forest Products, Inc.	8,442	238,655

		1,444,345

Capital Markets 1.1%
Blucora, Inc.*	8,815	254,930
Cowen, Inc.* (a)	5,698	84,330
GAIN Capital Holdings, Inc.	5,725	43,739
INTL. FCStone, Inc.*	2,328	105,412
Investment Technology Group, Inc.	5,660	155,537
Janus Henderson Group plc (a)	16,903	415,307
Legg Mason, Inc.	12,809	361,470
Oppenheimer Holdings, Inc., Class A	2,162	66,503
Stifel Financial Corp.	5,708	260,970
Virtus Investment Partners, Inc.	728	72,319
Waddell & Reed Financial, Inc., Class A (a)	4,662	88,904

		1,909,421

Chemicals 2.1%
AdvanSix, Inc.*	3,964	109,961
AgroFresh Solutions, Inc.*	3,582	20,453
American Vanguard Corp.	5,335	85,894
Ashland Global Holdings, Inc.	8,815	652,134
Core Molding Technologies, Inc.	1,940	13,212
Flotek Industries, Inc.*	9,242	16,728
FutureFuel Corp.	8,088	132,643
Hawkins, Inc.	1,432	48,201

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
HB Fuller Co.	6,707	$298,193
Huntsman Corp.	28,771	629,510
Innophos Holdings, Inc.	2,371	69,470
Innospec, Inc.	3,301	220,903
Intrepid Potash, Inc.*	16,455	64,997
Kraton Corp.*	4,678	128,832
LSB Industries, Inc.*	3,802	28,895
Minerals Technologies, Inc.	4,309	235,918
Olin Corp.	9,372	189,314
Platform Specialty Products Corp.*	41,678	450,956
PQ Group Holdings, Inc.*	3,112	49,948
Stepan Co.	1,399	115,544
Trecora Resources*	3,453	37,292
Tredegar Corp.	3,224	59,966
Tronox Ltd., Class A	8,235	94,291

		3,753,255

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	10,288	316,356
ACCO Brands Corp.	15,314	123,584
Acme United Corp.	200	3,472
Advanced Disposal Services, Inc.*	5,714	154,792
AMREP Corp.*	216	1,439
ARC Document Solutions, Inc.*	6,278	14,314
Brady Corp., Class A	3,565	143,634
CECO Environmental Corp.*	8,373	62,295
Civeo Corp.*	25,762	73,422
Clean Harbors, Inc.*	5,709	388,440
Deluxe Corp.	200	9,442
Ennis, Inc.	3,361	65,069
Essendant, Inc.	6,917	88,123
Heritage-Crystal Clean, Inc.*	2,727	62,694
Knoll, Inc.	949	18,838
LSC Communications, Inc.	5,068	47,791
Matthews International Corp., Class A	3,629	151,039
McGrath RentCorp	3,946	210,677
Mobile Mini, Inc.	6,839	281,220
NL Industries, Inc.*	2,541	13,467
PICO Holdings, Inc.*	4,992	57,009
Quad/Graphics, Inc.	1,704	26,293
SP Plus Corp.*	3,641	116,366
Steelcase, Inc., Class A	9,264	153,782
Team, Inc.* (a)	5,447	108,395
Tetra Tech, Inc.	4,229	279,283
UniFirst Corp.	428	63,900
Viad Corp.	3,896	186,579
Virco Manufacturing Corp.	1,500	6,390
VSE Corp.	2,192	68,741

		3,296,846

Communications Equipment 1.6%
ADTRAN, Inc.	12,546	168,618
ARRIS International plc*	25,852	642,939
Aviat Networks, Inc.*	639	9,464
BK Technologies, Inc.	2,881	11,611
Black Box Corp.* (a)	3,500	3,010
Calix, Inc.*	1,597	11,658
Clearfield, Inc.*	800	9,616
Communications Systems, Inc.	2,369	6,870
Comtech Telecommunications Corp. (a)	5,010	139,879

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
Digi International, Inc.*	6,264	$72,662
EchoStar Corp., Class A*	7,774	315,236
EMCORE Corp.*	3,875	19,104
Finisar Corp.*	14,914	248,915
Harmonic, Inc.*	19,612	108,062
Infinera Corp.*	3,824	21,185
InterDigital, Inc.	4,179	296,500
KVH Industries, Inc.*	2,877	35,531
NETGEAR, Inc.*	4,606	255,541
NetScout Systems, Inc.*	12,045	304,257
Network-1 Technologies, Inc.	3,171	8,498
Optical Cable Corp.*	300	1,425
PC-Tel, Inc.*	1,200	5,304
Ribbon Communications, Inc.*	10,618	72,202
TESSCO Technologies, Inc.	1,910	23,082
Viavi Solutions, Inc.*	3,727	42,972

		2,834,141

Construction & Engineering 2.1%
AECOM*	29,725	866,186
Aegion Corp.*	5,747	111,262
Ameresco, Inc., Class A*	4,900	80,213
Argan, Inc.	2,646	116,477
EMCOR Group, Inc.	2,496	177,166
Fluor Corp.	564	24,737
Goldfield Corp. (The)*	6,069	22,455
Granite Construction, Inc.	5,233	239,253
Great Lakes Dredge & Dock Corp.*	18,191	105,690
IES Holdings, Inc.*	1,273	22,583
KBR, Inc.	15,436	305,324
MasTec, Inc.*	6,864	298,653
MYR Group, Inc.*	2,963	98,935
Northwest Pipe Co.*	2,416	43,029
NV5 Global, Inc.*	1,142	89,156
Orion Group Holdings, Inc.*	7,050	33,276
Primoris Services Corp.	5,844	123,717
Quanta Services, Inc.*	21,970	685,464
Sterling Construction Co., Inc.*	6,611	75,101
Tutor Perini Corp.*	8,542	132,401
Valmont Industries, Inc.	555	68,992

		3,720,070

Construction Materials 0.0%†
United States Lime & Minerals, Inc.	750	56,258

Consumer Finance 1.4%
Asta Funding, Inc.	267	1,020
Atlanticus Holdings Corp.*	1,995	6,583
Consumer Portfolio Services, Inc.*	1,523	5,955
Encore Capital Group, Inc.* (a)	2,812	71,453
Enova International, Inc.*	4,481	105,976
EZCORP, Inc., Class A*	10,724	106,596
Green Dot Corp., Class A*	1,020	77,255
Navient Corp.	39,150	453,357
Nelnet, Inc., Class A	4,820	271,318
OneMain Holdings, Inc.*	15,134	431,622
PRA Group, Inc.*	4,289	132,273
Regional Management Corp.*	2,948	85,079
Santander Consumer USA Holdings, Inc.	34,251	642,206
World Acceptance Corp.*	1,131	114,785

		2,505,478

Common Stocks (continued)

	Shares	Value

Containers & Packaging 0.6%
Graphic Packaging Holding Co.	37,331	$411,015
Greif, Inc., Class A	4,541	214,789
Sonoco Products Co.	7,852	428,562
UFP Technologies, Inc.*	423	14,602

		1,068,968

Distributors 0.1%
Core-Mark Holding Co., Inc.	3,305	126,945
Weyco Group, Inc.	2,056	65,052

		191,997

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.*	8,712	441,088
American Public Education, Inc.*	4,019	131,542
Ascent Capital Group, Inc., Class A*	2,873	2,758
Bridgepoint Education, Inc.*	1,950	18,720
Carriage Services, Inc.	3,713	70,770
Graham Holdings Co., Class B	701	407,316
Houghton Mifflin Harcourt Co.*	4,089	27,396
K12, Inc.*	8,000	171,280
Laureate Education, Inc., Class A*	7,079	105,406
Liberty Tax, Inc., Class A	1,516	16,373
Regis Corp.*	8,534	143,713

		1,536,362

Diversified Financial Services 0.5%
Cannae Holdings, Inc.*	7,998	147,723
Marlin Business Services Corp.	1,601	42,555
On Deck Capital, Inc.*	6,287	43,380
Voya Financial, Inc.	16,730	732,105

		965,763

Diversified Telecommunication Services 0.3%
ATN International, Inc.	2,354	198,890
Cincinnati Bell, Inc.*	1,048	14,871
Consolidated Communications Holdings, Inc. (a)	5,660	70,863
Frontier Communications Corp. (a)	10,982	52,823
Iridium Communications, Inc.*	13,904	275,438

		612,885

Electrical Equipment 0.8%
Acuity Brands, Inc.	1,147	144,109
AZZ, Inc.	5,446	241,530
Broadwind Energy, Inc.*	2,432	4,475
Encore Wire Corp.	3,606	159,385
EnerSys	1,133	90,153
FuelCell Energy, Inc.* (a)	4,647	3,928
LSI Industries, Inc.	4,939	21,336
Powell Industries, Inc.	2,855	83,252
Preformed Line Products Co.	824	52,077
Regal Beloit Corp.	6,323	453,359
Thermon Group Holdings, Inc.*	5,276	113,856
Ultralife Corp.*	3,374	22,842

		1,390,302

Electronic Equipment, Instruments & Components 5.0%
Anixter International, Inc.*	4,681	307,495
Arrow Electronics, Inc.*	15,843	1,072,729
Avnet, Inc.	20,075	804,405

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
AVX Corp.	22,418	$373,932
Bel Fuse, Inc., Class B	2,729	60,038
Belden, Inc.	1,981	107,073
Benchmark Electronics, Inc.	5,889	128,557
CTS Corp.	4,948	132,062
Daktronics, Inc.	8,464	61,872
Electro Scientific Industries, Inc.*	2,466	71,514
ePlus, Inc.*	1,303	110,599
Fabrinet*	5,205	225,481
FARO Technologies, Inc.*	2,559	129,332
Flex Ltd.*	12,154	95,530
Frequency Electronics, Inc.*	900	9,990
II-VI, Inc.*	7,821	291,176
Insight Enterprises, Inc.*	5,645	291,790
Jabil, Inc.	24,105	596,117
KEMET Corp.*	6,837	148,910
Key Tronic Corp.*	2,680	19,644
Kimball Electronics, Inc.*	5,843	107,511
Knowles Corp.*	14,892	240,953
Methode Electronics, Inc.	3,912	115,795
MTS Systems Corp.	1,181	55,920
OSI Systems, Inc.*	2,417	167,160
PAR Technology Corp.*	1,700	30,090
Park Electrochemical Corp.	3,435	60,662
PC Connection, Inc.	3,343	110,787
PCM, Inc.*	3,273	61,761
Plexus Corp.*	5,296	309,286
RF Industries Ltd.	443	3,438
Richardson Electronics Ltd.	2,700	20,628
Rogers Corp.*	2,420	297,805
Sanmina Corp.*	12,441	314,757
ScanSource, Inc.*	4,682	182,036
SMTC Corp.*	2,918	9,192
SYNNEX Corp.	6,359	493,522
Tech Data Corp.*	5,697	402,550
TTM Technologies, Inc.*	16,634	194,618
Vishay Intertechnology, Inc.	22,196	406,187
Vishay Precision Group, Inc.*	2,246	72,883
Wayside Technology Group, Inc.	200	2,546
Wireless Telecom Group, Inc.*	5,122	8,605

		8,706,938

Energy Equipment & Services 3.6%
Archrock, Inc.	13,169	135,114
Basic Energy Services, Inc.*	3,935	30,575
Bristow Group, Inc.* (a)	8,504	93,629
CARBO Ceramics, Inc.* (a)	3,900	18,837
Dawson Geophysical Co.*	5,839	32,757
Diamond Offshore Drilling, Inc.* (a)	10,434	147,954
Dril-Quip, Inc.* (a)	5,939	252,764
Ensco plc, Class A	59,813	427,065
Era Group, Inc.*	5,757	65,169
Exterran Corp.*	6,251	130,583
Forum Energy Technologies, Inc.*	17,299	154,999
Frank’s International NV*	3,139	22,287
Geospace Technologies Corp.*	1,817	23,130
Gulf Island Fabrication, Inc.	3,273	27,821
Helix Energy Solutions Group, Inc.*	25,935	220,966
Helmerich & Payne, Inc.	14,412	897,723
Hornbeck Offshore Services, Inc.*	6,751	21,266
Independence Contract Drilling, Inc.*	8,702	34,895
Keane Group, Inc.*	8,846	111,194

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
KLX Energy Services Holdings, Inc.*	2,935	$84,792
Mammoth Energy Services, Inc.	402	10,034
Matrix Service Co.*	5,085	103,378
McDermott International, Inc.*	15,813	122,234
Mitcham Industries, Inc.*	4,242	16,968
Nabors Industries Ltd. (a)	48,942	243,242
Natural Gas Services Group, Inc.*	3,260	62,918
NCS Multistage Holdings, Inc.* (a)	1,277	14,430
Newpark Resources, Inc.*	19,127	157,033
Noble Corp. plc*	35,962	180,529
Nordic American Offshore Ltd.	17	14
Oceaneering International, Inc.*	15,513	293,816
Oil States International, Inc.*	9,810	218,469
Parker Drilling Co.*	2,199	5,498
Patterson-UTI Energy, Inc.	28,153	468,466
PHI, Inc. (Non-Voting)*	2,915	22,708
Pioneer Energy Services Corp.*	17,077	50,719
ProPetro Holding Corp.*	6,574	116,031
RigNet, Inc.*	1,237	21,153
Rowan Cos. plc, Class A*	20,669	328,844
SEACOR Holdings, Inc.*	2,969	142,482
SEACOR Marine Holdings, Inc.*	2,919	53,359
Select Energy Services, Inc., Class A*	829	7,925
Smart Sand, Inc.* (a)	1,795	4,972
Superior Energy Services, Inc.*	25,826	202,218
TETRA Technologies, Inc.*	17,259	51,259
Tidewater, Inc.*	2,800	75,180
Unit Corp.*	10,139	234,515
US Silica Holdings, Inc. (a)	11,125	155,750

		6,297,664

Entertainment 0.5%
AMC Entertainment Holdings, Inc., Class A	8,355	160,917
Ballantyne Strong, Inc.*	3,325	13,433
Cinemark Holdings, Inc.	5,722	237,864
Eros International plc* (a)	1,900	18,962
IMAX Corp.*	482	9,331
Lions Gate Entertainment Corp., Class A	9,863	188,975
Lions Gate Entertainment Corp., Class B	9,302	165,483
Marcus Corp. (The)	2,900	113,158
Reading International, Inc., Class A*	3,433	49,847

		957,970

Equity Real Estate Investment Trusts (REITs) 0.0%†
Alexander & Baldwin, Inc.	2,901	56,685
CorePoint Lodging, Inc.	629	10,297

		66,982

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	5,129	184,644
Casey’s General Stores, Inc.	1,146	144,522
Chefs’ Warehouse, Inc. (The)*	3,005	101,058
Ingles Markets, Inc., Class A	3,457	113,873
Natural Grocers by Vitamin Cottage, Inc.*	4,116	74,582
Performance Food Group Co.*	1,409	41,312
PriceSmart, Inc.	291	20,414
Smart & Final Stores, Inc.*	4,387	22,154
SpartanNash Co.	6,313	112,687
United Natural Foods, Inc.*	8,040	174,709
US Foods Holding Corp.*	25,980	757,837
Village Super Market, Inc., Class A	2,253	55,514
Weis Markets, Inc. (a)	3,700	170,755

		1,974,061

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food Products 2.0%
Alico, Inc.	847	$28,036
Darling Ingredients, Inc.*	24,731	510,942
Dean Foods Co.	16,013	127,944
Farmer Brothers Co.*	2,830	68,231
Fresh Del Monte Produce, Inc.	8,506	280,953
Hostess Brands, Inc.*	13,739	142,886
Ingredion, Inc.	1,657	167,655
John B Sanfilippo & Son, Inc. (a)	1,084	68,357
Landec Corp.*	4,091	56,006
Limoneira Co.	1,674	41,264
Post Holdings, Inc.*	9,033	798,698
Sanderson Farms, Inc.	3,553	349,580
Sanderson Farms, Inc.* (b)(c)(d)	200	0
Seaboard Corp.	115	444,475
Seneca Foods Corp., Class A*	1,991	62,975
TreeHouse Foods, Inc.*	7,746	352,908

		3,500,910

Health Care Equipment & Supplies 1.2%
AngioDynamics, Inc.*	6,548	133,776
Anika Therapeutics, Inc.*	2,476	88,542
Avanos Medical, Inc.*	7,218	408,539
CONMED Corp.	3,554	239,646
CryoLife, Inc.*	4,396	136,188
FONAR Corp.*	951	23,528
Haemonetics Corp.*	1,344	140,408
Integer Holdings Corp.*	4,932	367,286
Invacare Corp.	7,501	96,913
Kewaunee Scientific Corp.	92	2,631
Merit Medical Systems, Inc.*	4,593	262,352
Natus Medical, Inc.*	1,100	32,868
Nuvectra Corp.*	1,248	24,972
Orthofix Medical, Inc.*	1,141	69,396
Photo Medex, Inc.* (b)(c)(d)	60	0
RTI Surgical, Inc.*	12,630	57,845
SeaSpine Holdings Corp.*	2,130	36,572

		2,121,462

Health Care Providers & Services 2.1%
AAC Holdings, Inc.*	1,294	7,130
Acadia Healthcare Co., Inc.* (a)	12,893	535,059
Aceto Corp.	5,812	11,915
Addus HomeCare Corp.*	2,887	189,098
Brookdale Senior Living, Inc.*	26,649	237,976
Community Health Systems, Inc.* (a)	9,535	30,131
Cross Country Healthcare, Inc.*	5,129	45,289
Digirad Corp.	4,028	5,015
Diplomat Pharmacy, Inc.*	5,200	103,168
Ensign Group, Inc. (The)	3,474	128,677
Five Star Senior Living, Inc.*	2,367	1,657
LHC Group, Inc.*	5,630	514,751
LifePoint Health, Inc.*	5,199	337,207
Magellan Health, Inc.*	3,844	250,091
MedCath Corp.* (b)(c)(d)	2,115	0
MEDNAX, Inc.*	7,555	311,946
National HealthCare Corp.	2,776	220,775
Owens & Minor, Inc.	8,102	64,006
Premier, Inc., Class A*	1,770	79,650
Providence Service Corp. (The)*	2,000	132,180
Quorum Health Corp.*	1,182	4,704
Select Medical Holdings Corp.*	17,983	298,158

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
Surgery Partners, Inc.* (a)	979	$13,305
Triple-S Management Corp., Class B*	4,740	81,338

		3,603,226

Health Care Technology 0.5%
Allscripts Healthcare Solutions, Inc.*	29,290	348,844
Evolent Health, Inc., Class A*	6,447	143,123
HealthStream, Inc.	4,884	128,498
HMS Holdings Corp.*	6,305	181,710
Micron Solutions, Inc.*	200	694

		802,869

Hotels, Restaurants & Leisure 1.1%
Ark Restaurants Corp.	318	7,460
BBX Capital Corp.	6,955	40,687
Belmond Ltd., Class A*	17,989	307,972
Biglari Holdings, Inc., Class A*	17	12,750
BJ’s Restaurants, Inc.	1,882	115,141
Bojangles’, Inc.*	2,673	42,260
Carrols Restaurant Group, Inc.*	3,980	52,377
Chuy’s Holdings, Inc.*	3,186	77,643
Del Frisco’s Restaurant Group, Inc.*	5,584	37,692
Del Taco Restaurants, Inc.*	8,750	95,375
Dover Motorsports, Inc.	1,000	2,150
El Pollo Loco Holdings, Inc.*	5,917	74,022
Eldorado Resorts, Inc.*	1,630	59,495
Fiesta Restaurant Group, Inc.*	1,776	45,839
International Game Technology plc	13,980	259,329
J Alexander’s Holdings, Inc.*	2,426	25,594
Luby’s, Inc.*	3,390	4,678
Marriott Vacations Worldwide Corp.	3,019	267,151
Monarch Casino & Resort, Inc.*	870	33,730
OBH, Inc.*	176	25,080
Playa Hotels & Resorts NV*	1,046	8,985
Potbelly Corp.*	4,608	53,821
RCI Hospitality Holdings, Inc.	1,853	48,512
Red Lion Hotels Corp.*	3,236	35,369
Red Robin Gourmet Burgers, Inc.*	2,257	68,161
Speedway Motorsports, Inc.	6,911	107,328

		1,908,601

Household Durables 2.5%
Bassett Furniture Industries, Inc.	1,614	31,876
Cavco Industries, Inc.*	1,171	234,914
Century Communities, Inc.*	4,918	104,360
CSS Industries, Inc.	1,000	13,140
Ethan Allen Interiors, Inc.	4,316	82,608
Flexsteel Industries, Inc.	1,648	41,892
Green Brick Partners, Inc.*	8,441	79,345
Hamilton Beach Brands Holding Co., Class A	799	18,553
Helen of Troy Ltd.*	3,175	394,081
Hooker Furniture Corp.	2,384	69,780
KB Home	12,671	253,040
La-Z-Boy, Inc.	7,709	214,310
Libbey, Inc.	1,488	11,220
Lifetime Brands, Inc.	3,756	38,875
M/I Homes, Inc.*	5,099	123,243
MDC Holdings, Inc.	7,213	202,685
Meritage Homes Corp.*	7,800	290,550
New Home Co., Inc. (The)*	2,958	21,091
Orleans Homebuilders, Inc.* (b)(c)(d)	1,500	0

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables (continued)
PulteGroup, Inc.	16,365	$402,088
Taylor Morrison Home Corp., Class A*	14,249	235,678
Toll Brothers, Inc.	24,027	808,749
TopBuild Corp.*	5,498	250,819
TRI Pointe Group, Inc.* (a)	25,182	299,666
Universal Electronics, Inc.*	1,319	41,245
William Lyon Homes, Class A*	5,959	80,804
ZAGG, Inc.*	2,669	32,322

		4,376,934

Household Products 0.1%
Central Garden & Pet Co.*	2,100	68,208
Central Garden & Pet Co., Class A*	5,569	165,121
Oil-Dri Corp. of America	461	14,259
Orchids Paper Products Co.* (a)	943	1,471

		249,059

Independent Power and Renewable Electricity Producers 0.1%
Ormat Technologies, Inc.	3,973	203,299
TerraForm Power, Inc., Class A	1,830	20,624

		223,923

Industrial Conglomerates 0.0%†
Carlisle Cos., Inc.	649	62,687

Insurance 6.2%
Ambac Financial Group, Inc.* (c)	7,823	160,997
American Equity Investment Life Holding Co.	13,321	415,882
American National Insurance Co.	3,462	426,657
AMERISAFE, Inc.	1,076	70,037
AmTrust Financial Services, Inc.	3,538	50,735
Argo Group International Holdings Ltd.	4,838	298,069
Aspen Insurance Holdings Ltd.	10,104	423,156
Assurant, Inc.	8,703	846,019
Assured Guaranty Ltd.	16,643	665,387
Atlas Financial Holdings, Inc.*	2,387	22,939
Axis Capital Holdings Ltd.	862	48,091
Blue Capital Reinsurance Holdings Ltd.	695	5,428
Citizens, Inc.* (a)	2,376	18,675
CNO Financial Group, Inc.	26,729	505,178
Donegal Group, Inc., Class A	4,202	56,433
eHealth, Inc.*	507	17,421
EMC Insurance Group, Inc.	3,160	75,745
Employers Holdings, Inc.	5,084	233,661
Enstar Group Ltd.*	1,950	354,120
FBL Financial Group, Inc., Class A	2,516	173,554
FedNat Holding Co.	3,276	70,532
First American Financial Corp.	8,052	356,945
Genworth Financial, Inc., Class A*	26,992	115,526
Global Indemnity Ltd.	2,452	87,782
Greenlight Capital Re Ltd., Class A* (a)	5,532	64,116
Hallmark Financial Services, Inc.*	3,425	38,154
Hanover Insurance Group, Inc. (The)	4,330	482,275
HCI Group, Inc.	1,529	66,771
Heritage Insurance Holdings, Inc. (a)	4,846	67,650
Horace Mann Educators Corp.	5,225	205,238
Independence Holding Co.	2,090	75,679
Investors Title Co.	330	60,060
James River Group Holdings Ltd.	1,769	68,107
Kemper Corp.	4,163	313,016
Kingstone Cos., Inc.	739	12,563

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Maiden Holdings Ltd.	15,509	$54,437
MBIA, Inc.* (a)	16,219	160,568
Mercury General Corp.	1,545	91,634
National General Holdings Corp.	7,786	216,918
National Western Life Group, Inc., Class A	337	90,747
Navigators Group, Inc. (The)	4,010	277,291
Old Republic International Corp.	40,258	887,689
ProAssurance Corp.	3,046	133,780
Protective Insurance Corp., Class B	1,193	27,499
RenaissanceRe Holdings Ltd.	182	22,233
Safety Insurance Group, Inc.	1,899	158,149
Selective Insurance Group, Inc.	5,006	324,639
State Auto Financial Corp.	4,807	152,815
Stewart Information Services Corp.	3,244	133,912
Third Point Reinsurance Ltd.*	15,356	169,837
United Fire Group, Inc.	4,126	222,103
United Insurance Holdings Corp.	1,370	27,016
Universal Insurance Holdings, Inc.	378	15,868
Unum Group	14,515	526,314
White Mountains Insurance Group Ltd.	231	204,821

		10,850,868

Interactive Media & Services 0.3%
Cars.com, Inc.* (a)	8,846	230,969
DHI Group, Inc.*	6,813	11,378
Liberty TripAdvisor Holdings, Inc., Class A*	10,275	148,166
Meet Group, Inc. (The)*	13,286	58,591
XO Group, Inc.*	3,125	108,156

		557,260

Internet & Direct Marketing Retail 0.2%
1-800-Flowers.com, Inc., Class A*	7,399	77,320
EVINE Live, Inc.*	4,800	4,944
FTD Cos., Inc.*	6,539	12,947
Liberty Expedia Holdings, Inc., Class A*	4,484	194,695
Liquidity Services, Inc.*	7,122	42,305

		332,211

IT Services 1.5%
CACI International, Inc., Class A*	2,247	401,000
Cass Information Systems, Inc.	730	48,253
Computer Task Group, Inc.*	2,911	13,769
Conduent, Inc.*	23,170	442,547
Edgewater Technology, Inc.*	400	1,860
LiveRamp Holdings, Inc.*	13,651	623,578
Luxoft Holding, Inc.*	1,098	45,270
ManTech International Corp., Class A	4,310	246,877
Perficient, Inc.*	6,653	166,458
Perspecta, Inc.	11,720	287,023
Presidio, Inc.	1,600	21,440
PRGX Global, Inc.*	1,900	16,302
Sykes Enterprises, Inc.*	7,529	230,914
Virtusa Corp.*	1,241	61,541

		2,606,832

Leisure Products 0.5%
Acushnet Holdings Corp.	6,909	168,787
American Outdoor Brands Corp.*	8,100	110,808
Callaway Golf Co.	15,276	326,906
Clarus Corp.	3,100	30,380
Escalade, Inc.	1,700	19,890

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Leisure Products (continued)
JAKKS Pacific, Inc.*	744	$1,793
Johnson Outdoors, Inc., Class A	1,064	80,130
Nautilus, Inc.*	3,248	39,723
Vista Outdoor, Inc.*	7,134	89,175

		867,592

Life Sciences Tools & Services 0.2%
Harvard Bioscience, Inc.* (a)	8,872	35,133
Luminex Corp.	5,758	165,658
Syneos Health, Inc.*	4,221	192,604

		393,395

Machinery 3.8%
Actuant Corp., Class A	5,567	132,773
AGCO Corp.	10,092	565,556
Alamo Group, Inc.	2,702	231,615
Albany International Corp., Class A	412	28,832
Altra Industrial Motion Corp.	540	17,426
American Railcar Industries, Inc. (a)	3,321	232,171
Astec Industries, Inc.	4,281	161,008
Barnes Group, Inc.	4,403	249,210
Briggs & Stratton Corp.	7,426	107,900
Chart Industries, Inc.*	6,610	449,810
CIRCOR International, Inc.	1,910	62,094
Colfax Corp.*	17,385	487,301
Columbus McKinnon Corp.	3,789	139,170
DMC Global, Inc.	1,833	70,662
Eastern Co. (The)	399	11,292
EnPro Industries, Inc.	200	12,440
ESCO Technologies, Inc.	3,963	242,615
Federal Signal Corp.	7,769	170,840
Franklin Electric Co., Inc.	4,164	176,637
FreightCar America, Inc.*	2,266	32,404
Gencor Industries, Inc.*	1,501	17,081
Gorman-Rupp Co. (The)	3,700	127,650
Graham Corp.	1,887	46,439
Greenbrier Cos., Inc. (The)	4,948	234,783
Hurco Cos., Inc.	1,343	54,714
Hyster-Yale Materials Handling, Inc.	1,542	93,214
ITT, Inc.	8,374	422,887
Kadant, Inc.	653	64,451
Kennametal, Inc.	3,388	120,105
LB Foster Co., Class A*	2,592	47,123
LS Starrett Co. (The), Class A	690	3,740
Lydall, Inc.*	1,818	54,304
Manitowoc Co., Inc. (The)*	4,921	89,956
Milacron Holdings Corp.*	2,528	35,392
Miller Industries, Inc.	3,399	82,154
NN, Inc.	6,648	77,117
Oshkosh Corp.	1,533	86,063
Park-Ohio Holdings Corp.	1,819	60,172
Perma-Pipe International Holdings, Inc.*	700	6,405
Rexnord Corp.*	3,305	88,607
Spartan Motors, Inc.	6,355	42,769
SPX FLOW, Inc.*	1,100	37,653
Standex International Corp.	200	16,224
Timken Co. (The)	7,388	292,195
Titan International, Inc.	10,236	72,266
Trinity Industries, Inc.	21,458	612,626
Twin Disc, Inc.*	800	15,304

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Wabash National Corp.	7,650	$115,515
Watts Water Technologies, Inc., Class A	1,608	112,640

		6,711,305

Marine 0.6%
Costamare, Inc. (a)	16,158	85,637
Eagle Bulk Shipping, Inc.*	9,269	46,252
Genco Shipping & Trading Ltd.*	5,148	56,731
Golden Ocean Group Ltd.	4,045	30,783
Kirby Corp.*	8,387	603,361
Matson, Inc.	5,577	195,641
Scorpio Bulkers, Inc.	6,481	41,219

		1,059,624

Media 1.7%
AH Belo Corp., Class A	5,287	24,162
Entercom Communications Corp., Class A (a)	2,923	18,970
Entravision Communications Corp., Class A	12,688	62,679
EW Scripps Co. (The), Class A	11,366	191,176
Gannett Co., Inc.	14,836	143,909
Gray Television, Inc.*	11,439	198,009
John Wiley & Sons, Inc., Class A	4,032	218,696
Liberty Latin America Ltd., Class A*	3,134	56,349
Liberty Latin America Ltd., Class C*	8,939	160,992
Marchex, Inc., Class B	5,787	15,972
Meredith Corp. (a)	5,590	288,220
New Media Investment Group, Inc.	9,422	132,379
News Corp., Class A	33,983	448,236
News Corp., Class B	10,880	145,139
Nexstar Media Group, Inc., Class A (a)	5,501	411,970
Saga Communications, Inc., Class A	533	18,676
Salem Media Group, Inc.	4,000	11,800
Scholastic Corp.	4,995	216,683
Sinclair Broadcast Group, Inc., Class A	694	19,876
TEGNA, Inc.	9,899	114,235
Townsquare Media, Inc., Class A	2,500	17,250
Tribune Media Co., Class A	2,121	80,619

		2,995,997

Metals & Mining 2.0%
Alcoa Corp.*	9,277	324,602
Allegheny Technologies, Inc.*	7,359	190,525
Ampco-Pittsburgh Corp.*	2,015	7,476
Carpenter Technology Corp.	7,417	323,455
Coeur Mining, Inc.*	7,245	34,631
Commercial Metals Co.	16,768	319,598
Friedman Industries, Inc.	1,708	15,030
Gold Resource Corp.	2,355	10,197
Haynes International, Inc.	2,492	72,168
Hecla Mining Co.	68,127	163,505
Kaiser Aluminum Corp.	193	18,407
Materion Corp.	3,969	225,558
Olympic Steel, Inc.	2,883	54,373
Reliance Steel & Aluminum Co.	10,150	801,038
Schnitzer Steel Industries, Inc., Class A	5,942	159,840
SunCoke Energy, Inc.*	11,920	133,504
Synalloy Corp.*	400	7,396
TimkenSteel Corp.* (a)	9,702	112,834
United States Steel Corp.	17,445	462,816

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Metals & Mining (continued)
Universal Stainless & Alloy Products, Inc.*	2,462	$48,354
Worthington Industries, Inc.	488	20,438

		3,505,745

Multiline Retail 0.3%
Dillard’s, Inc., Class A (a)	5,244	369,282
Fred’s, Inc., Class A*	9,105	24,948
JC Penney Co., Inc.* (a)	23,712	34,857
Tuesday Morning Corp.* (a)	7,030	21,441

		450,528

Oil, Gas & Consumable Fuels 6.4%
Abraxas Petroleum Corp.*	9,300	17,112
Adams Resources & Energy, Inc.	928	37,630
Antero Resources Corp.*	44,087	700,542
Arch Coal, Inc., Class A	2,839	272,260
Ardmore Shipping Corp.*	4,393	28,379
Bonanza Creek Energy, Inc.*	2,516	64,787
Callon Petroleum Co.*	31,130	310,366
Centennial Resource Development, Inc., Class A* (a)	15,382	294,719
Clean Energy Fuels Corp.*	29,689	65,613
Cloud Peak Energy, Inc.*	12,663	21,654
CNX Resources Corp.*	32,688	511,567
CONSOL Energy, Inc.*	3,921	156,213
Contango Oil & Gas Co.*	5,570	28,129
CVR Energy, Inc.	1,733	74,519
Delek US Holdings, Inc.	8,650	317,628
Denbury Resources, Inc.*	42,868	147,895
DHT Holdings, Inc.	19,979	100,494
Dorian LPG Ltd.*	9,618	76,463
Eclipse Resources Corp.*	27,639	31,509
EnLink Midstream LLC	19,971	259,623
EP Energy Corp., Class A* (a)	5,079	9,142
Extraction Oil & Gas, Inc.*	13,257	105,923
GasLog Ltd.	6,928	141,747
Green Plains, Inc.	6,261	106,687
Gulfport Energy Corp.*	23,763	216,481
Halcon Resources Corp.* (a)	13,727	45,574
Hallador Energy Co.	7,101	46,583
HighPoint Resources Corp.*	28,896	107,493
International Seaways, Inc.*	3,598	77,393
Laredo Petroleum, Inc.*	18,531	97,102
Lonestar Resources US, Inc., Class A*	3,464	26,638
Matador Resources Co.*	4,298	123,954
Midstates Petroleum Co., Inc.*	1,497	10,793
Murphy Oil Corp.	24,117	768,368
NACCO Industries, Inc., Class A	939	32,433
Oasis Petroleum, Inc.*	44,684	449,521
Overseas Shipholding Group, Inc., Class A*	10,848	34,063
Pacific Ethanol, Inc.*	8,749	14,348
Panhandle Oil and Gas, Inc., Class A	1,332	23,696
Par Pacific Holdings, Inc.*	3,365	59,493
Parsley Energy, Inc., Class A*	912	21,359
PBF Energy, Inc., Class A	15,951	667,549
PDC Energy, Inc.*	6,357	269,855
Peabody Energy Corp.	15,096	535,153
Penn Virginia Corp.*	1,473	101,313
QEP Resources, Inc.*	32,096	285,975
Range Resources Corp.	35,172	557,476

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Renewable Energy Group, Inc.*	9,795	$304,429
REX American Resources Corp.*	783	58,075
Ring Energy, Inc.*	5,773	41,162
SandRidge Energy, Inc.*	4,977	44,544
Scorpio Tankers, Inc. (a)	34,437	61,642
SemGroup Corp., Class A	11,529	213,171
Ship Finance International Ltd.	15,095	188,688
SilverBow Resources, Inc.*	479	12,579
SM Energy Co.	16,262	395,817
Southwestern Energy Co.*	48,158	257,164
SRC Energy, Inc.*	32,838	232,493
Talos Energy, Inc.*	1,888	49,201
Teekay Tankers Ltd., Class A	13,319	14,784
Whiting Petroleum Corp.*	7,852	292,880
WildHorse Resource Development Corp.* (a)	5,987	126,984
World Fuel Services Corp.	9,327	298,464
WPX Energy, Inc.*	13,637	218,738

		11,264,029

Paper & Forest Products 1.2%
Boise Cascade Co.	5,347	164,634
Clearwater Paper Corp.*	2,391	57,719
Domtar Corp.	8,723	403,962
KapStone Paper and Packaging Corp.	11,490	402,150
Louisiana-Pacific Corp.	13,909	302,799
Mercer International, Inc.	12,600	191,646
PH Glatfelter Co.	5,201	93,098
Resolute Forest Products, Inc.*	16,440	185,279
Schweitzer-Mauduit International, Inc. (a)	3,833	122,349
Verso Corp., Class A*	5,226	146,903

		2,070,539

Personal Products 0.2%
Edgewell Personal Care Co.*	7,426	356,299
Inter Parfums, Inc.	936	55,215

Mannatech, Inc.	180	2,916

		414,430

Pharmaceuticals 0.5%
Amphastar Pharmaceuticals, Inc.*	7,223	129,653
Assertio Therapeutics, Inc.*	7,526	36,539
Cumberland Pharmaceuticals, Inc.*	3,851	20,795
Endo International plc*	7,881	133,504
Intra-Cellular Therapies, Inc.*	1,275	21,649
Mallinckrodt plc*	11,425	286,311
Prestige Consumer Healthcare, Inc.* (a)	4,329	156,537
Taro Pharmaceutical Industries Ltd.*	169	16,817
Tetraphase Pharmaceuticals, Inc.*	3,410	6,990

		808,795

Professional Services 1.5%
Acacia Research Corp.*	12,146	39,839
ASGN, Inc.*	1,232	82,643
CBIZ, Inc.*	9,806	217,497
CRA International, Inc.	2,000	84,300
Franklin Covey Co.*	269	6,009
FTI Consulting, Inc.*	5,744	396,968
GP Strategies Corp.*	1,197	17,488
Heidrick & Struggles International, Inc.	2,983	102,943

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
Hill International, Inc.*	2,901	$8,181
Hudson Global, Inc.*	3,050	4,758
Huron Consulting Group, Inc.*	3,418	186,247
ICF International, Inc.	3,247	239,109
InnerWorkings, Inc.*	9,233	66,385
Kelly Services, Inc., Class A	6,651	156,232
Korn/Ferry International	7,348	331,689
ManpowerGroup, Inc.	1,612	122,980
Mistras Group, Inc.*	4,648	92,495
Navigant Consulting, Inc.	9,014	194,702
RCM Technologies, Inc.	400	1,692
Resources Connection, Inc.	8,465	138,149
TrueBlue, Inc.*	4,454	103,912

		2,594,218

Real Estate Management & Development 0.6%
Consolidated-Tomoka Land Co.	732	42,398
Forestar Group, Inc.*	940	16,920
FRP Holdings, Inc.*	634	30,730
Griffin Industrial Realty, Inc.	535	18,789
Howard Hughes Corp. (The)*	2,606	290,621
Jones Lang LaSalle, Inc.	207	27,378
Kennedy-Wilson Holdings, Inc.	8,098	153,700
Rafael Holdings, Inc., Class B*	2,237	18,209
RE/MAX Holdings, Inc., Class A	1,401	52,383
Realogy Holdings Corp. (a)	17,910	341,544
Tejon Ranch Co.*	3,720	70,680

		1,063,352

Road & Rail 2.1%
AMERCO	1,995	651,328
ArcBest Corp.	4,535	168,339
Covenant Transportation Group, Inc., Class A*	3,493	87,430
Genesee & Wyoming, Inc., Class A*	8,513	674,485
Heartland Express, Inc.	1,090	21,222
Hertz Global Holdings, Inc.*	12,794	175,917
Knight-Swift Transportation Holdings, Inc.	16,184	517,888
Marten Transport Ltd.	10,396	200,227
PAM Transportation Services, Inc.* (a)	559	32,769
Patriot Transportation Holding, Inc.*	156	3,120
Roadrunner Transportation Systems, Inc.*	1,064	489
Ryder System, Inc.	7,508	415,267
Saia, Inc.*	2,915	183,237
Schneider National, Inc., Class B	9,945	217,497
USA Truck, Inc.*	1,450	28,522
Werner Enterprises, Inc.	10,074	324,282

		3,702,019

Semiconductors & Semiconductor Equipment 1.6%
Alpha & Omega Semiconductor Ltd.*	3,313	30,711
Amkor Technology, Inc.*	39,407	281,760
Amtech Systems, Inc.*	2,835	13,296
Axcelis Technologies, Inc.*	3,847	66,399
AXT, Inc.*	7,813	51,488
Brooks Automation, Inc.	4,736	146,958
Cirrus Logic, Inc.* (a)	2,971	111,234
Cohu, Inc.	7,277	151,362
CyberOptics Corp.*	1,654	34,965
Diodes, Inc.*	8,319	251,151

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
First Solar, Inc.*	8,697	$363,535
FormFactor, Inc.*	4,362	53,391
GSI Technology, Inc.*	2,857	16,885
Ichor Holdings Ltd.* (a)	1,024	18,176
inTEST Corp.*	3,095	22,748
Kulicke & Soffa Industries, Inc.	10,787	219,300
MKS Instruments, Inc.	1,297	95,576
Nanometrics, Inc.*	3,440	110,286
NeoPhotonics Corp.* (a)	9,705	77,640
PDF Solutions, Inc.*	4,599	36,792
Photronics, Inc.*	12,094	117,796
Rambus, Inc.*	13,270	115,582
Rudolph Technologies, Inc.*	6,218	129,272
Synaptics, Inc.*	2,011	75,493
Ultra Clean Holdings, Inc.*	6,312	66,402
Veeco Instruments, Inc.*	8,083	76,869

		2,735,067

Software 0.5%
Aware, Inc.*	1,965	7,526
BroadVision, Inc.*	530	928
BSQUARE Corp.*	700	1,610
LogMeIn, Inc.	2,141	184,383
MicroStrategy, Inc., Class A*	555	69,913
Monotype Imaging Holdings, Inc.	1,244	21,807
NextGen Healthcare Information Systems LLC*	3,097	45,743
OneSpan, Inc.*	5,324	78,130
RealNetworks, Inc.*	2,449	5,168
Rubicon Project, Inc. (The)*	5,600	19,096
Seachange International, Inc.*	5,075	8,272
Synchronoss Technologies, Inc.*	4,983	29,499
TiVo Corp.	27,371	301,081
Verint Systems, Inc.*	2,981	136,142

		909,298

Specialty Retail 4.0%
Aaron’s, Inc.	6,556	308,984
Abercrombie & Fitch Co., Class A	10,614	209,096
American Eagle Outfitters, Inc.	20,344	469,133
America’s Car-Mart, Inc.*	1,715	128,453
Ascena Retail Group, Inc.* (a)	28,140	108,339
At Home Group, Inc.*	474	12,959
AutoNation, Inc.*	12,490	505,595
Barnes & Noble Education, Inc.*	9,518	54,348
Barnes & Noble, Inc.	14,795	93,652
Bed Bath & Beyond, Inc. (a)	12,328	169,387
Big 5 Sporting Goods Corp. (a)	1,914	6,718
Boot Barn Holdings, Inc.*	3,908	96,449
Build-A-Bear Workshop, Inc.*	3,938	33,709
Caleres, Inc.	6,256	213,955
Cato Corp. (The), Class A	3,177	61,253
Chico’s FAS, Inc.	15,371	117,896
Citi Trends, Inc.	2,575	65,225
Conn’s, Inc.* (a)	300	8,334
Destination XL Group, Inc.*	1,161	3,553
Dick’s Sporting Goods, Inc. (a)	7,319	258,873
DSW, Inc., Class A	11,932	316,795
Express, Inc.*	10,468	92,223
Foot Locker, Inc.	7,534	355,153

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Francesca’s Holdings Corp.*	3,070	$9,333
GameStop Corp., Class A (a)	15,591	227,629
Genesco, Inc.*	3,198	136,842
Group 1 Automotive, Inc.	3,102	179,109
Guess?, Inc.	11,998	254,837
Haverty Furniture Cos., Inc.	3,162	64,125
Hibbett Sports, Inc.* (a)	3,975	69,443
Kirkland’s, Inc.*	2,678	27,075
Lithia Motors, Inc., Class A	2,584	230,183
MarineMax, Inc.*	5,333	121,379
Monro, Inc.	1,827	135,929
New York & Co., Inc.*	7,295	28,888
Office Depot, Inc.	67,532	172,882
Party City Holdco, Inc.* (a)	4,007	41,953
Penske Automotive Group, Inc.	10,160	450,901
Pier 1 Imports, Inc.	17,911	28,478
Shoe Carnival, Inc. (a)	2,703	110,093
Signet Jewelers Ltd.	7,856	440,329
Sonic Automotive, Inc., Class A	4,342	78,677
Stage Stores, Inc. (a)	3,860	6,601
Tandy Leather Factory, Inc.*	1,309	9,425
Tile Shop Holdings, Inc.	2,300	14,950
Tilly’s, Inc., Class A	2,890	51,269
Trans World Entertainment Corp.*	2,150	2,107
TravelCenters of America LLC*	2,265	10,555
Urban Outfitters, Inc.* (a)	8,482	334,700
Vitamin Shoppe, Inc.*	3,466	26,931
Zumiez, Inc.*	5,382	125,185

		7,079,890

Technology Hardware, Storage & Peripherals 0.9%
AstroNova, Inc.	765	14,780
Cray, Inc.*	4,264	96,750
Electronics For Imaging, Inc.*	6,468	196,951
Intevac, Inc.*	3,894	18,691
Stratasys Ltd.* (a)	8,324	158,655
Super Micro Computer, Inc.*	8,178	107,132
Xerox Corp.	33,844	943,232

		1,536,191

Textiles, Apparel & Luxury Goods 0.7%
Culp, Inc.	2,016	46,670
Deckers Outdoor Corp.*	3,085	392,320
Delta Apparel, Inc.*	158	3,013
Fossil Group, Inc.* (a)	1,915	41,575
G-III Apparel Group Ltd.*	5,927	236,250
Lakeland Industries, Inc.*	1,538	20,209
Movado Group, Inc.	3,380	130,164
Oxford Industries, Inc.	816	72,608
Rocky Brands, Inc.	1,932	55,487
Sequential Brands Group, Inc.*	9,001	11,791
Skechers U.S.A., Inc., Class A* (a)	1,399	39,970
Superior Group of Cos., Inc.	1,724	29,980
Unifi, Inc.*	2,451	56,103
Vera Bradley, Inc.*	6,088	80,301

		1,216,441

Thrifts & Mortgage Finance 2.7%
Axos Financial, Inc.*	3,555	107,930
BankFinancial Corp.	3,508	49,533

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Beneficial Bancorp, Inc.	9,723	$151,971
Capitol Federal Financial, Inc.	20,599	255,634
Dime Community Bancshares, Inc.	7,053	113,694
ESSA Bancorp, Inc.	1,116	18,023
Federal Agricultural Mortgage Corp., Class C	1,904	132,975
First Defiance Financial Corp.	3,452	93,963
First Place Financial Corp.* (b)(c)(d)	367	0
Flagstar Bancorp, Inc.*	8,942	275,324
FS Bancorp, Inc.	194	8,757
Hingham Institution for Savings	29	5,904
Home Bancorp, Inc.	1,283	50,986
HomeStreet, Inc.*	4,550	118,209
HopFed Bancorp, Inc.	12	184
Kearny Financial Corp.	17,568	227,330
Malvern Bancorp, Inc.*	490	9,952
Meridian Bancorp, Inc.	6,397	101,329
Meta Financial Group, Inc.	3,006	75,871
Mr. Cooper Group, Inc.*	4,853	70,320
New York Community Bancorp, Inc.	53,986	517,186
NMI Holdings, Inc., Class A*	9,977	210,914
Northeast Community Bancorp, Inc.	300	3,810
Northfield Bancorp, Inc.	10,139	133,531
Northwest Bancshares, Inc.	15,617	252,058
OceanFirst Financial Corp.	5,597	141,716
Ocwen Financial Corp.*	19,045	66,658
Oritani Financial Corp.	8,569	125,193
PCSB Financial Corp.	600	11,232
Provident Financial Holdings, Inc.	1,703	29,462
Provident Financial Services, Inc.	10,403	253,833
Radian Group, Inc.	796	15,275
Riverview Bancorp, Inc.	5,811	49,219
SI Financial Group, Inc.	1,087	14,392
Southern Missouri Bancorp, Inc.	598	20,135
Territorial Bancorp, Inc.	1,453	39,580
Timberland Bancorp, Inc.	690	20,024
TrustCo Bank Corp.	11,491	86,068
United Community Financial Corp.	10,202	93,348
United Financial Bancorp, Inc.	9,052	139,853
Walker & Dunlop, Inc.	3,259	136,748
Washington Federal, Inc. (a)	7,833	220,577
Waterstone Financial, Inc.	5,437	88,841
Western New England Bancorp, Inc.	4,598	46,164
WSFS Financial Corp.	2,800	119,084

		4,702,790

Tobacco 0.2%
Pyxus International, Inc.* (a)	2,540	60,299
Universal Corp.	4,260	289,084

		349,383

Trading Companies & Distributors 2.1%
Air Lease Corp.	20,990	799,719
Aircastle Ltd.	12,987	252,337
Beacon Roofing Supply, Inc.*	2,071	57,802
BMC Stock Holdings, Inc.*	8,076	135,192
CAI International, Inc.*	4,096	102,031
DXP Enterprises, Inc.*	2,900	92,162
GATX Corp. (a)	5,511	412,939
Houston Wire & Cable Co.*	5,159	32,244

Statement of Investments (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors (continued)
Kaman Corp.	3,099	$196,848
Lawson Products, Inc.*	1,501	49,623
MRC Global, Inc.*	1,120	17,730
MSC Industrial Direct Co., Inc., Class A	624	50,581
Nexeo Solutions, Inc.*	2,222	23,220
NOW, Inc.*	17,901	229,849
Rush Enterprises, Inc., Class A	6,135	217,118
Textainer Group Holdings Ltd.*	1,100	12,903
Titan Machinery, Inc.*	5,064	72,162
Triton International Ltd.	12,229	393,407
Univar, Inc.*	346	8,519
Veritiv Corp.*	3,125	104,188
WESCO International, Inc.*	7,163	359,439
Willis Lease Finance Corp.*	606	20,980

		3,640,993

Transportation Infrastructure 0.3%
Macquarie Infrastructure Corp.	12,084	446,504

Water Utilities 0.0%†
AquaVenture Holdings Ltd.*	1,200	20,100

Wireless Telecommunication Services 0.5%
Spok Holdings, Inc.	5,414	75,904
Telephone & Data Systems, Inc.	15,861	488,995
United States Cellular Corp.*	4,903	234,216

		799,115

Total Common Stocks (cost $165,593,769)		175,004,971

Rights 0.0%†

	Number of Rights	Value

Diversified Financial Services 0.0%†
NewStar Financial, Inc., CVR* (b)(c)	8,788	$2,281

Media 0.0%†
Media General, Inc., CVR* (b)(c)(d)	5,993	0

Total Rights (cost $9,239)		2,281

Short-Term Investment 0.3%

	Shares	Value

Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (e)(f)	496,100	496,100

Total Short-Term Investment (cost $496,100)		496,100

Repurchase Agreement 2.4%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $4,141,041, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $4,224,862. (f)(g)	$4,140,789	$4,140,789

Total Repurchase Agreement (cost $4,140,789)		4,140,789

Total Investments (cost $170,239,897) — 102.3%		179,644,141

Liabilities in excess of other assets — (2.3)%		(4,106,179)

NET ASSETS — 100.0%		$175,537,962

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $8,291,886, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $496,100 and $4,140,789, respectively, and by $3,933,982 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $8,570,871.

(b)	Fair valued security.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(d)	Value determined using significant unobservable inputs.

(e)	Represents 7-day effective yield as of October 31, 2018.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $4,636,889.

(g)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide U.S. Small Cap Value Fund
Assets:
Investment securities, at value* (cost $166,099,108)	$175,503,352
Repurchase agreement, at value (cost $4,140,789)	4,140,789
Interest and dividends receivable	71,475
Security lending income receivable	2,608
Receivable for investments sold	904,488
Receivable for capital shares issued	28,030
Prepaid expenses	23,434

Total Assets	180,674,176

Liabilities:
Payable for capital shares redeemed	46,635
Cash overdraft (Note 2)	218,003
Payable upon return of securities loaned (Note 2)	4,636,889
Accrued expenses and other payables:
Investment advisory fees	130,624
Fund administration fees	24,944
Distribution fees	3,250
Administrative servicing fees	32,862
Accounting and transfer agent fees	4,018
Trustee fees	606
Custodian fees	1,427
Compliance program costs (Note 3)	129
Professional fees	23,476
Printing fees	7,359
Other	5,992

Total Liabilities	5,136,214

Net Assets	$175,537,962

Represented by:
Capital	$151,644,595
Total distributable earnings (loss)	23,893,367

Net Assets	$175,537,962

Net Assets:
Class A Shares	$5,463,787
Class C Shares	2,270,887
Class R6 Shares	7,488,444
Institutional Service Class Shares	160,314,844

Total	$175,537,962

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	431,143
Class C Shares	193,959
Class R6 Shares	574,724
Institutional Service Class Shares	12,541,943

Total	13,741,769

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide U.S. Small Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.67
Class C Shares (b)	$11.71
Class R6 Shares	$13.03
Institutional Service Class Shares	$12.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.44

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $8,291,886 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$2,992,222
Income from securities lending (Note 2)	82,723
Interest income	10,403
Foreign tax withholding	(2,173)

Total Income	3,083,175

EXPENSES:
Investment advisory fees	1,560,417
Fund administration fees	123,051
Distribution fees Class A	16,421
Distribution fees Class C	27,372
Administrative servicing fees Class A	5,768
Administrative servicing fees Class C	2,786
Administrative servicing fees Institutional Service Class	400,250
Registration and filing fees	50,340
Professional fees	37,152
Printing fees	16,167
Trustee fees	5,739
Custodian fees	8,368
Accounting and transfer agent fees	14,646
Compliance program costs (Note 3)	776
Other	9,268

Total Expenses	2,278,521

NET INVESTMENT INCOME	804,654

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	13,891,299
Net change in unrealized appreciation/depreciation in the value of investment securities	(21,465,564)

Net realized/unrealized losses	(7,574,265)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,769,611)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$804,654	$276,529
Net realized gains	13,891,299	17,018,385
Net change in unrealized appreciation/depreciation	(21,465,564)	18,166,402

Change in net assets resulting from operations	(6,769,611)	35,461,316

Distributions to Shareholders From:
Distributable earnings:
Class A	(681,168)	(432,667	)(a)
Class C	(293,459)	(116,857	)(a)
Class R6 (b)	(461,902)	(237,175	)(a)
Institutional Service Class	(15,914,704)	(6,527,145	)(a)

Change in net assets from shareholder distributions	(17,351,233)	(7,313,844)

Change in net assets from capital transactions	17,629,924	(7,029,307)

Change in net assets	(6,490,920)	21,118,165

Net Assets:
Beginning of year	182,028,882	160,910,717

End of year	$175,537,962	$182,028,882	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,235,733	$3,545,586
Dividends reinvested	504,765	347,133
Cost of shares redeemed	(2,929,160)	(5,540,722)

Total Class A Shares	(1,188,662)	(1,648,003)

Class C Shares
Proceeds from shares issued	147,687	786,319
Dividends reinvested	257,321	95,773
Cost of shares redeemed	(747,931)	(822,194)

Total Class C Shares	(342,923)	59,898

Class R6 Shares (b)
Proceeds from shares issued	4,316,671	1,593,183
Dividends reinvested	461,902	235,313
Cost of shares redeemed	(1,382,236)	(2,616,378)

Total Class R6 Shares	3,396,337	(787,882)

Institutional Service Class Shares
Proceeds from shares issued	34,922,525	49,989,919
Dividends reinvested	15,746,820	6,106,709
Cost of shares redeemed	(34,904,173)	(60,749,948)

Total Institutional Service Class Shares	15,765,172	(4,653,320)

Change in net assets from capital transactions	$17,629,924	$(7,029,307)

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	88,309	261,027
Reinvested	37,418	25,010
Redeemed	(212,174)	(404,822)

Total Class A Shares	(86,447)	(118,785)

Class C Shares
Issued	11,388	60,210
Reinvested	20,504	7,311
Redeemed	(58,308)	(63,305)

Total Class C Shares	(26,416)	4,216

Class R6 Shares (b)
Issued	308,000	112,919
Reinvested	33,399	16,571
Redeemed	(97,098)	(187,297)

Total Class R6 Shares	244,301	(57,807)

Institutional Service Class Shares
Issued	2,450,360	3,619,382
Reinvested	1,157,854	436,817
Redeemed	(2,493,617)	(4,405,212)

Total Institutional Service Class Shares	1,114,597	(349,013)

Total change in shares	1,246,035	(521,389)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $13,316, $0, $21,999 and $300,779 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $419,351, $116,857, $215,176 and $6,226,366 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated distributions in excess of net investment income of $45,574.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$14.46	0.05	(0.48)	(0.43)	—	(1.36)	(1.36)	$12.67	(3.51%)	$5,463,787	1.32%	0.35%		1.32%	27.09%
Year Ended October 31, 2017	$12.28	0.01	2.75	2.76	(0.02)	(0.56)	(0.58)	$14.46	22.67%	$7,485,527	1.38%	0.04%		1.38%	38.77%
Year Ended October 31, 2016	$13.01	0.02	0.36	0.38	(0.03)	(1.08)	(1.11)	$12.28	3.63%	$7,814,616	1.44%	0.19%		1.44%	27.10%
Year Ended October 31, 2015	$15.24	0.02	(0.38)	(0.36)	(0.01)	(1.86)	(1.87)	$13.01	(1.95%)	$11,767,447	1.46%	0.17%		1.47%	26.93%
Year Ended October 31, 2014	$14.86	(0.03)	1.19	1.16	—	(0.78)	(0.78)	$15.24	7.99%	$15,415,654	1.42%	(0.22%	)	1.46%	23.65%

Class C Shares
Year Ended October 31, 2018	$13.56	(0.05)	(0.44)	(0.49)	—	(1.36)	(1.36)	$11.71	(4.25%)	$2,270,887	2.09%	(0.41%	)	2.09%	27.09%
Year Ended October 31, 2017	$11.61	(0.09)	2.60	2.51	—	(0.56)	(0.56)	$13.56	21.80%	$2,987,496	2.13%	(0.71%	)	2.13%	38.77%
Year Ended October 31, 2016	$12.42	(0.07)	0.34	0.27	—	(1.08)	(1.08)	$11.61	2.81%	$2,509,825	2.20%	(0.59%	)	2.20%	27.10%
Year Ended October 31, 2015	$14.73	(0.07)	(0.38)	(0.45)	—	(1.86)	(1.86)	$12.42	(2.70%)	$3,224,309	2.19%	(0.57%	)	2.20%	26.93%
Year Ended October 31, 2014	$14.48	(0.14)	1.17	1.03	—	(0.78)	(0.78)	$14.73	7.27%	$4,059,732	2.16%	(0.97%	)	2.19%	23.65%

Class R6 Shares (g)
Year Ended October 31, 2018	$14.84	0.09	(0.48)	(0.39)	(0.06)	(1.36)	(1.42)	$13.03	(3.18%)	$7,488,444	0.98%	0.63%		0.98%	27.09%
Year Ended October 31, 2017	$12.58	0.06	2.82	2.88	(0.06)	(0.56)	(0.62)	$14.84	23.11%	$4,903,712	1.03%	0.39%		1.03%	38.77%
Year Ended October 31, 2016	$13.28	0.06	0.37	0.43	(0.05)	(1.08)	(1.13)	$12.58	3.99%	$4,883,788	1.09%	0.50%		1.09%	27.10%
Year Ended October 31, 2015	$15.50	0.07	(0.39)	(0.32)	(0.04)	(1.86)	(1.90)	$13.28	(1.64%)	$3,942,243	1.09%	0.50%		1.09%	26.93%
Year Ended October 31, 2014	$15.05	0.02	1.21	1.23	—	(0.78)	(0.78)	$15.50	8.38%	$2,486,527	1.09%	0.10%		1.13%	23.65%

Institutional Service Class Shares
Year Ended October 31, 2018	$14.58	0.06	(0.48)	(0.42)	(0.02)	(1.36)	(1.38)	$12.78	(3.41%)	$160,314,844	1.22%	0.44%		1.22%	27.09%
Year Ended October 31, 2017	$12.37	0.02	2.78	2.80	(0.03)	(0.56)	(0.59)	$14.58	22.83%	$166,652,147	1.25%	0.16%		1.25%	38.77%
Year Ended October 31, 2016	$13.10	0.03	0.36	0.39	(0.04)	(1.08)	(1.12)	$12.37	3.66%	$145,702,488	1.34%	0.25%		1.34%	27.10%
Year Ended October 31, 2015	$15.32	0.04	(0.39)	(0.35)	(0.01)	(1.86)	(1.87)	$13.10	(1.82%)	$128,228,157	1.34%	0.27%		1.34%	26.93%
Year Ended October 31, 2014	$14.92	(0.02)	1.20	1.18	—	(0.78)	(0.78)	$15.32	8.10%	$134,292,405	1.34%	(0.15%	)	1.37%	23.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

For the annual period ended October 31, 2018, the Nationwide WCM Focused Small Cap Fund (Institutional Service Class) registered -2.63% versus 1.85% for its benchmark, the Russell 2000® Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Blend (consisting of 784 funds as of October 31, 2018), was -0.13% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

For the first time in several years, small-capitalization markets experienced some volatility, most of which was concentrated in October, the final month of the 12-month reporting period. Until this point in the reporting period, small caps had enjoyed relatively strong positive returns. October’s arrival brought stormy weather for small-cap stocks, as the benchmark lost almost 11% and experienced its worst month since September 2011.

Contributors to Performance

The three sectors that contributed most to relative Fund performance during the reporting period were Consumer Discretionary, Financials and Materials. Strong stock selection in the Consumer Discretionary sector provided double-digit positive returns for all stocks held by the Fund. In the Financials sector, avoiding banks, which struggled during the reporting period, and stock selection in the insurance areas were two keys for Fund performance. An underweight in Materials, which was the second-worst-performing sector in the benchmark during the reporting period, contributed to Fund performance.

The three stocks that contributed most to relative Fund performance for the reporting period were America’s Car-Mart, Addus Homecare and US Ecology. Positive earnings news pushed America’s Car-Mart to new heights; rising interest rates were a key benefit. Addus Homecare management’s attention to operational detail and continued accretive acquisitions drove strong performance. A booming economy generated more clean-up work for specialty waste disposal company US Ecology; this stock is no longer held by the Fund.

Detractors from Performance

The three sectors that detracted most from Fund performance for the reporting period were Industrials, Technology and Real Estate. Overweighting to more cyclical businesses in Industrials hurt the Fund as market fears of an economic slowdown spiked volatility. Overweighting in the Technology sector was good, but poor stock selection hurt the Fund. In Real Estate, volatility scared commercial investors, and the two commercial real estate stocks held by the Fund were affected.

The three stocks that detracted most from Fund performance for the reporting period were Dycom Industries, Natus Medical and SP PLUS Corporation. For Dycom Industries, project delays in large telecommunication fiber projects caused short-term hiccups in earnings — long-term trends are fully intact. A new CEO amidst board turnover at Natus Medical created market confusion and declines. Reasons are unclear for a pullback in SP PLUS Corporation, as earnings and operations are on track; the Fund added to this name earlier in the fiscal period.

The Fund changed subadvisers during the first two weeks of the reporting period. WCM Investment Management maintains a diversified portfolio but invests in a limited number of issuers. The resulting transition of assets and volatility of cash flows contributed to the Fund’s underperformance relative to the benchmark.

Derivatives Used

We did not use derivatives in managing the Fund during the reporting period.

Subadviser:

WCM Investment Management

Portfolio Manager:

Jonathon Detter, CFA; Anthony B. Glickhouse, CFA; and Patrick McGee, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established

Fund Commentary (cont.)	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Asset Allocation†

Common Stocks	97.8%
Repurchase Agreement	1.1%
Short-Term Investment	0.1%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries††

Commercial Services & Supplies	10.4%
IT Services	10.1%
Machinery	8.1%
Insurance	7.6%
Electrical Equipment	7.4%
Real Estate Management & Development	6.7%
Specialty Retail	6.6%
Semiconductors & Semiconductor Equipment	6.2%
Media	5.9%
Software	5.1%
Other Industries*	25.9%
100.0%

Top Holdings††

America’s Car-Mart, Inc.	6.5%
UniFirst Corp.	5.6%
Cass Information Systems, Inc.	5.6%
Manhattan Associates, Inc.	5.1%
SP Plus Corp.	4.8%
MAXIMUS, Inc.	4.5%
Jones Lang LaSalle, Inc.	4.3%
Brown & Brown, Inc.	4.1%
EnerSys	4.1%
Crane Co.	3.6%
Other Holdings*	51.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(2.89)%	8.45%	12.73%
	w/SC3	(8.48)%	7.18%	12.09%
Class C1	w/o SC2	(3.62)%	7.66%	11.92%
	w/SC4	(4.62)%	N/A	N/A
Class R6[5,6]		(2.54)%	8.84%	9.36%	[7]
Institutional Service Class[1,5,8]		(2.63)%	8.76%	13.06%
Russell 2000® Index		1.85%	8.01%	12.44%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Gross Expense Ratio^
Class A	1.34%
Class C	2.09%
Class R6	0.99%
Institutional Service Class	1.09%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide WCM Focused Small Cap Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on the performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Small Cap Core Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund) October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	993.10	7.18	1.43
	Hypothetical	(a)(b)	1,000.00	1,018.00	7.27	1.43
Class C Shares	Actual	(a)	1,000.00	989.30	10.93	2.18
	Hypothetical	(a)(b)	1,000.00	1,014.22	11.07	2.18
Class R6 Shares	Actual	(a)	1,000.00	994.60	5.28	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Institutional Service Class Shares	Actual	(a)	1,000.00	994.30	5.78	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.85	1.15

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

Common Stocks 97.8%

	Shares	Value

Auto Components 2.4%
Dorman Products, Inc.*	21,535	$1,701,480

Capital Markets 2.4%
Virtus Investment Partners, Inc.	16,727	1,661,660

Commercial Services & Supplies 10.3%
SP Plus Corp.*	104,319	3,334,035
UniFirst Corp.	26,295	3,925,844

		7,259,879

Construction & Engineering 4.6%
Dycom Industries, Inc.* (a)	31,580	2,143,650
EMCOR Group, Inc.	15,475	1,098,416

		3,242,066

Electrical Equipment 7.4%
EnerSys	36,145	2,876,058
Thermon Group Holdings, Inc.*	107,457	2,318,922

		5,194,980

Electronic Equipment, Instruments & Components 1.4%
FLIR Systems, Inc.	21,405	991,266

Food Products 1.6%
John B Sanfilippo & Son, Inc. (a)	18,385	1,159,358

Health Care Equipment & Supplies 3.4%
Natus Medical, Inc.*	79,665	2,380,390

Health Care Providers & Services 4.3%
Addus HomeCare Corp.*	27,210	1,782,255
Tivity Health, Inc.*	35,700	1,228,437

		3,010,692

Insurance 7.5%
Brown & Brown, Inc.	102,435	2,886,618
Enstar Group Ltd.*	13,460	2,444,336

		5,330,954

IT Services 10.0%
Cass Information Systems, Inc.	58,925	3,894,943
MAXIMUS, Inc.	48,795	3,170,211

		7,065,154

Machinery 8.0%
Crane Co.	28,915	2,516,761
Gorman-Rupp Co. (The)	16,358	564,351
Graco, Inc.	20,895	848,964
Sun Hydraulics Corp.	37,385	1,734,664

		5,664,740

Media 5.8%
Emerald Expositions Events, Inc.	163,870	2,395,780
Hemisphere Media Group, Inc.*	127,705	1,720,186

		4,115,966

Real Estate Management & Development 6.6%
HFF, Inc., Class A	45,745	1,681,129
Jones Lang LaSalle, Inc.	22,810	3,016,850

		4,697,979

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 6.1%
Cabot Microelectronics Corp.	19,935	$1,946,055
Versum Materials, Inc.	75,850	2,393,826

		4,339,881

Software 5.1%
Manhattan Associates, Inc.*	75,195	3,589,809

Specialty Retail 6.5%
America’s Car-Mart, Inc.*	61,075	4,574,518

Trading Companies & Distributors 4.4%
Beacon Roofing Supply, Inc.*	40,000	1,116,400
WESCO International, Inc.*	39,800	1,997,164

		3,113,564

Total Common Stocks (cost $70,818,689)		69,094,336

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c)	88,855	88,855

Total Short-Term Investment (cost $88,855)		88,855

Repurchase Agreement 1.1%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $741,690, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $756,703. (c)(d)	$741,645	741,645

Total Repurchase Agreement (cost $741,645)		741,645

Total Investments (cost $71,649,189) — 99.0%		69,924,836

Other assets in excess of liabilities — 1.0%		700,028

NET ASSETS — 100.0%		$70,624,864

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $734,660, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $88,855 and $741,645, respectively, and by $42,984 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 – 5/15/2045; total value of $873,484.

Statement of Investments (Continued)

October 31, 2018

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund) (Continued)

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $830,500.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
Assets:
Investment securities, at value* (cost $70,907,544)	$69,183,191
Repurchase agreement, at value (cost $741,645)	741,645
Cash	1,732,708
Interest and dividends receivable	24,759
Security lending income receivable	53
Receivable for investments sold	138,270
Receivable for capital shares issued	62,196
Prepaid expenses	22,111

Total Assets	71,904,933

Liabilities:
Payable for capital shares redeemed	315,365
Payable upon return of securities loaned (Note 2)	830,500
Accrued expenses and other payables:
Investment advisory fees	52,164
Fund administration fees	22,723
Distribution fees	10,755
Administrative servicing fees	8,841
Accounting and transfer agent fees	3,900
Trustee fees	707
Compliance program costs (Note 3)	80
Professional fees	21,868
Printing fees	7,482
Other	5,684

Total Liabilities	1,280,069

Net Assets	$70,624,864

Represented by:
Capital	$49,651,826
Total distributable earnings (loss)	20,973,038

Net Assets	$70,624,864

Net Assets:
Class A Shares	$14,848,196
Class C Shares	8,569,392
Class R6 Shares	2,785,456
Institutional Service Class Shares	44,421,820

Total	$70,624,864

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	413,594
Class C Shares	258,275
Class R6 Shares	75,341
Institutional Service Class Shares	1,205,187

Total	1,952,397

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$35.90
Class C Shares (b)	$33.18
Class R6 Shares	$36.97
Institutional Service Class Shares	$36.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$38.09

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $734,660 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
INVESTMENT INCOME:
Dividend incomes	$1,025,706
Interest income	52,821
Income from securities lending (Note 2)	837

Total Income	1,079,364

EXPENSES:
Investment advisory fees	1,152,691
Fund administration fees	112,413
Distribution fees Class A	43,534
Distribution fees Class C	94,523
Administrative servicing fees Class A	17,414
Administrative servicing fees Class C	9,452
Administrative servicing fees Institutional Service Class	51,204
Registration and filing fees	60,098
Professional fees	33,799
Printing fees	30,295
Trustee fees	4,050
Custodian fees	7,275
Accounting and transfer agent fees	13,170
Compliance program costs (Note 3)	504
Other	8,708

Total expenses before fees waived	1,639,130

Investment advisory fees waived (Note 3)	(32,608)

Net Expenses	1,606,522

NET INVESTMENT LOSS	(527,158)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	39,684,385
Expiration or closing of futures contracts (Note 2)	(35,030)

Net realized gains	39,649,355

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(37,363,535)
Futures contracts (Note 2)	(344)

Net change in unrealized appreciation/depreciation	(37,363,879)

Net realized/unrealized gains	2,285,476

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,758,318

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income/(loss)	$(527,158)	$386,021
Net realized gains	39,649,355	18,397,796
Net change in unrealized appreciation/depreciation	(37,363,879)	25,702,104

Change in net assets resulting from operations	1,758,318	44,485,921

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,499,108)	(26,757	)(a)
Class C	(801,356)	(12,038	)(a)
Class R6 (b)	(6,754,014)	(186,629	)(a)
Institutional Service Class	(6,527,214)	(78,985	)(a)

Change in net assets from shareholder distributions	(15,581,692)	(304,409)

Change in net assets from capital transactions	(125,484,573)	32,668,600

Change in net assets	(139,307,947)	76,850,112

Net Assets:
Beginning of year	209,932,811	133,082,699

End of year	$70,624,864	$209,932,811	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,802,775	$4,888,685
Dividends reinvested	1,427,357	26,245
Cost of shares redeemed	(8,729,273)	(6,278,005)

Total Class A Shares	(5,499,141)	(1,363,075)

Class C Shares
Proceeds from shares issued	1,133,055	1,668,954
Dividends reinvested	621,266	9,552
Cost of shares redeemed	(1,923,869)	(1,824,591)

Total Class C Shares	(169,548)	(146,085)

Class R6 Shares (b)
Proceeds from shares issued	965,512	10,815,226
Dividends reinvested	3,550,768	61,161
Cost of shares redeemed	(85,389,279)	(18,303,191)

Total Class R6 Shares	(80,872,999)	(7,426,804)

Institutional Service Class Shares
Proceeds from shares issued	24,907,658	63,670,911
Dividends reinvested	3,886,785	63,438
Cost of shares redeemed	(67,737,328)	(22,129,785)

Total Institutional Service Class Shares	(38,942,885)	41,604,564

Change in net assets from capital transactions	$(125,484,573)	$32,668,600

Statements of Changes in Net Assets (Continued)

	Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	47,104	134,246
Reinvested	38,287	741
Redeemed	(229,147)	(175,360)

Total Class A Shares	(143,756)	(40,373)

Class C Shares
Issued	32,379	48,940
Reinvested	17,914	286
Redeemed	(54,584)	(53,598)

Total Class C Shares	(4,291)	(4,372)

Class R6 Shares (b)
Issued	24,263	291,375
Reinvested	92,782	1,682
Redeemed	(2,169,548)	(493,212)

Total Class R6 Shares	(2,052,503)	(200,155)

Institutional Service Class Shares
Issued	647,616	1,730,852
Reinvested	101,802	1,737
Redeemed	(1,743,530)	(606,540)

Total Institutional Service Class Shares	(994,112)	1,126,049

Total change in shares	(3,194,662)	881,149

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $81,885 and $25,669 for, Class R6 and Institutional Service Class, respectively net realized gains of $26,757, $12,038, $104,744 and $53,316 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $266,063.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund)

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$40.13	(0.23)	(0.82)	(1.05)	(0.04)	(3.14)	–	(3.18)	$35.90	(2.89%	)	$14,848,196	1.38%	(0.60%	)	1.40%	172.38%
Year Ended October 31, 2017	$30.79	–	9.39	9.39	–	(0.05)	–	(0.05)	$40.13	30.50%		$22,366,548	1.37%	(0.01%	)	1.37%	95.99%
Year Ended October 31, 2016	$30.22	0.03	1.40	1.43	(0.03)	(0.82)	(0.01)	(0.86)	$30.79	4.94%		$18,401,857	1.45%	0.10%		1.45%	69.62%
Year Ended October 31, 2015	$30.10	(0.05)	0.17	0.12	–	–	–	–	$30.22	0.40%		$24,362,293	1.44%	(0.17%	)	1.44%	103.94%
Period Ended October 31, 2014 (h)	$28.36	(0.05)	1.79	1.74	–	–	–	–	$30.10	6.14%	(i)	$12,469,982	1.62%	(0.64%	)	1.66%	10.30%
Year Ended July 31, 2014	$25.02	(0.19)	3.53	3.34	–	–	–	–	$28.36	13.35%	(i)	$11,588,588	1.59%	(0.69%	)	1.62%	49.64%

Class C Shares
Year Ended October 31, 2018	$37.57	(0.48)	(0.75)	(1.23)	(0.02)	(3.14)	–	(3.16)	$33.18	(3.62%	)	$8,569,392	2.13%	(1.37%	)	2.16%	172.38%
Year Ended October 31, 2017	$29.04	(0.26)	8.84	8.58	–	(0.05)	–	(0.05)	$37.57	29.55%		$9,863,605	2.12%	(0.76%	)	2.12%	95.99%
Year Ended October 31, 2016	$28.73	(0.19)	1.32	1.13	–	(0.82)	–	(0.82)	$29.04	4.11%		$7,751,965	2.21%	(0.67%	)	2.21%	69.62%
Year Ended October 31, 2015	$28.82	(0.27)	0.18	(0.09)	–	–	–	–	$28.73	(0.31%	)	$8,931,807	2.19%	(0.91%	)	2.19%	103.94%
Period Ended October 31, 2014 (h)	$27.20	(0.09)	1.71	1.62	–	–	–	–	$28.82	5.96%	(i)	$4,312,329	2.22%	(1.24%	)	2.42%	10.30%
Year Ended July 31, 2014	$24.14	(0.35)	3.41	3.06	–	–	–	–	$27.20	12.68%	(i)	$4,030,378	2.22%	(1.32%	)	2.29%	49.64%

Class R6 Shares (j)
Year Ended October 31, 2018	$41.11	(0.07)	(0.87)	(0.94)	(0.06)	(3.14)	–	(3.20)	$36.97	(2.54%	)	$2,785,456	1.00%	(0.18%	)	1.02%	172.38%
Year Ended October 31, 2017	$31.46	0.13	9.61	9.74	(0.04)	(0.05)	–	(0.09)	$41.11	30.97%		$87,473,796	1.01%	0.35%		1.01%	95.99%
Year Ended October 31, 2016	$30.87	0.12	1.46	1.58	(0.13)	(0.82)	(0.04)	(0.99)	$31.46	5.33%		$73,229,275	1.09%	0.42%		1.09%	69.62%
Year Ended October 31, 2015	$30.64	0.05	0.18	0.23	–	–	–	–	$30.87	0.75%		$338,296	1.05%	0.16%		1.05%	103.94%
Period Ended October 31, 2014 (h)	$28.84	(0.02)	1.82	1.80	–	–	–	–	$30.64	6.24%	(i)	$11,672	1.22%	(0.24%	)	1.33%	10.30%
Period Ended July 31, 2014 (k)	$26.26	(0.08)	2.66	2.58	–	–	–	–	$28.84	9.82%	(i)	$10,987	1.22%	(0.34%	)	1.25%	49.64%

Institutional Service Class Shares (l)
Year Ended October 31, 2018	$41.03	(0.13)	(0.84)	(0.97)	(0.06)	(3.14)	–	(3.20)	$36.86	(2.63%	)	$44,421,820	1.11%	(0.33%	)	1.13%	172.38%
Year Ended October 31, 2017	$31.40	0.10	9.59	9.69	(0.01)	(0.05)	–	(0.06)	$41.03	30.88%		$90,228,862	1.09%	0.26%		1.09%	95.99%
Year Ended October 31, 2016	$30.84	0.12	1.41	1.53	(0.11)	(0.82)	(0.04)	(0.97)	$31.40	5.20%		$33,699,602	1.16%	0.40%		1.16%	69.62%
Year Ended October 31, 2015	$30.60	0.06	0.18	0.24	–	–	–	–	$30.84	0.78%		$114,942,706	1.10%	0.18%		1.10%	103.94%
Period Ended October 31, 2014 (h)	$28.81	(0.03)	1.82	1.79	–	–	–	–	$30.60	6.21%	(i)	$74,648,581	1.33%	(0.35%	)	1.33%	10.30%
Year Ended July 31, 2014	$25.35	(0.12)	3.58	3.46	–	–	–	–	$28.81	13.65%	(i)	$69,395,173	1.33%	(0.43%	)	1.35%	49.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the annual period ended October 31, 2018, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 4.07% (at NAV) versus 3.03% for its benchmark, the Russell 1000® Value Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Value (consisting of 1,249 funds as of October 31, 2018), was 3.24% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s annual reporting period began with U.S. Federal Reserve (“Fed”) Chair Janet Yellen submitting her resignation in late November 2017 after President Donald Trump nominated Jerome Powell, who officially took over in February 2018. The Fed raised the target federal funds rate three times during the course of the reporting period from a range of 1.00% - 1.50% to 1.75% - 2.00%, supported by a strong jobs market, high consumer confidence and reasonably strong real gross domestic product (GDP) growth rates. At the close of 2017, the Republican-led Congress and Administration passed the $1.5 trillion Tax Cut and Jobs Act — the largest overhaul of the U.S. tax system since 1986. Many of the tax changes took effect in January 2018. The tax bill was friendly to corporations, lowering their top rate from 35% to 21%; for individuals, the bill broadened the standard deduction, marginally cut tax rates and slightly reduced itemized deductions.

President Trump declared tariffs on solar panels and washing machines in January, on steel and aluminum at the beginning of March, and then closed the first quarter of 2018 with an announcement that he would set tariffs on Chinese goods. The tariff announcements, coupled with higher interest rates, created apprehension and volatility in the equity markets but these developments were offset by improving economic growth and lower taxes. Consumer confidence and business optimism remained high, but consumers appeared to be initially saving a larger share of their tax breaks and slight income gains after taking on more credit debt during recent years.

Spending by consumers strengthened in the second half of the reporting period, as wage and job growth and security seemed to matter far more than the escalating tariffs. Business optimism also remained elevated and, while concerns over tariffs had begun to hinder certain segments of the economy, the effects were mixed and didn’t appear to have significantly harmed the aggregate economy. The initial estimate of third-quarter 2018 GDP indicated a 3.5% rate of growth. Equity markets advanced convincingly in the third quarter of 2018 despite apprehensions over the trade tariffs. The positive results for the quarter reflected favorable corporate fundamentals, rising confidence, supportive tax policy and accelerating economic growth.

October was a disappointing month for equities, with many indexes giving up a large portion of their year-to-date gains. Concerns over corporate earnings, Fed policy, U.S. mid-term elections, trade policy, China, Saudi Arabia, dollar strength, Brexit and a slowdown in global growth led the Fund to close the reporting period on a down note.

U.S. equities during the 12-month reporting period ended October 31, 2018, saw a steady upward performance trend punctuated by sharp corrections in February and October of 2018. Over the reporting period, the performance of U.S. equities favored growth-oriented strategies over value styles. Large-capitalization stocks that demonstrated higher returns on capital and solid price momentum as well as stocks that received upgrades from analysts produced relatively strong performance during the reporting period. At the same time, smaller-capitalization stocks with favorable valuation characteristics consistently underperformed. High-yielding stocks were regularly punished by the market as interest rates climbed higher during the reporting period. The Fund is heavily exposed to the equity-yield factor because of its mandate to invest only in dividend-paying stocks. While the Fund owns many high-yielding stocks, it also carries positions in stocks with favorable earnings growth and increasing dividends, which generally fared better over the reporting period. The Fund’s exposure to dividend growth stocks performed

Fund Commentary (cont.)	Nationwide Ziegler Equity Income Fund

well against the benchmark, which partially offset the Fund’s exposure to high-yielding dividend stocks.

The Fund began the reporting period with an underweight in its allocation to the financials sector relative to the benchmark but added exposure to financials over the course of the period, somewhat reducing the underweight. Stock selection was a detractor from the Fund’s performance relative to the benchmark during the period, led by a position in the asset management firm Invesco Ltd. The company lost 27.5% during the time it was held by the Fund, as competition from low-cost, index-linked investments hurt Invesco’s revenue growth. The stock was removed from the Fund in July due to the company’s lackluster earnings results.

The Fund’s exposure to consumer staples stocks remained underweight during the reporting period because it was difficult to find attractively priced stocks in that sector. Consumer staples stocks underperformed during the period, and the Fund’s low allocation to the sector helped the Fund’s relative performance. Stock selection also contributed favorably, led by a relatively large position in Walmart Inc. that benefited from improving consumer spending and returned 17.6% during the reporting period.

The Fund began the reporting period with an under-allocation to healthcare stocks and further reduced the allocation over the period until its weight was significantly lower than the benchmark allocation by the end of October 2018. Healthcare was the best-performing sector during the Fund’s reporting period, and the portfolio’s underweight to the sector hurt relative Fund performance, while stock selection within the sector was a positive contributor.

The Fund carried an overweight to stocks in the information technology sector at the beginning of the reporting period and trimmed its positions in the sector throughout the period. The Fund’s relative performance benefited from the sector’s outperformance over the period, and stock selection also was a strong contributor. Fund holdings in Cisco Systems and Microsoft Corporation returned 38.0% and 30.7%, respectively, over the period, with each holding benefiting from companies’ and governments’ increased investment in information systems.

The Fund began the reporting period with an over-allocation to the materials sector but trimmed it back over the period so that it was essentially in line with the benchmark’s weight to the sector at the end of the period. The Fund’s overweight to the underperforming materials sector cost the Fund some relative performance, and stock selection in the sector also detracted from relative Fund performance, led by the Fund’s position in DowDupont Inc., which was down 23.8% for the reporting period.

The Fund began the reporting period with a relatively large allocation to the industrials sector with an emphasis in the aerospace & defense industry; however, the Fund trimmed its holdings over the reporting period. The industrials sector underperformed the broad benchmark, and the Fund’s overweight was a detractor from relative Fund performance. In contrast, stock selection within the sector was a strong contributor, led by a large position in Boeing, which returned 31.8% over the reporting period. The position in Boeing was closed out to realize strong gains in April, as the stock was viewed as being fully valued. Favorable stock selection in industrials holdings more than offset disappointing performance from a position in Copa Holdings, a provider of airline passenger and cargo services across North, Central and South America. Copa Holdings declined 39.4% on concerns of poor economic fundamentals in South America, higher fuel costs and increased competition.

The Fund began the reporting period with an overweight to utilities, which was increased during the course of the period. Although utilities was an underperforming sector in the benchmark, the Fund’s timely increase to the sector created positive relative performance. Unfortunately, stock selection was a detractor from relative Fund performance, led by a position in PPL Corporation. PPL Corp. provides electricity and natural gas; the company sold off in December and early in the first quarter of 2018 over higher costs associated with conversion of its coal-fired generation plants to natural gas as well as over

Fund Commentary (cont.)	Nationwide Ziegler Equity Income Fund

regulatory concerns with its U.K. subsidiary. The stock has since recovered somewhat but still posted a loss of 14.5% for the reporting period.

The Fund carried an underweight during the entire reporting period to the telecommunications sector; S&P Dow Jones Indices reclassified several Global Industry Classification Standard (GICS®) sectors, including telecommunications, information technology (IT) and consumer discretionary, at the end of September 2018 to better account for communication services stocks. The previously labeled telecommunications sector has been expanded to include the entertainment and interactive media & services industries that were previously in the IT sector, and the media industry from the consumer discretionary sector, into what is now called the communication services sector. The Fund is underweight to the new communication services sector, which outperformed the broad market during the reporting period, detracting from the Fund’s relative performance to the benchmark. However, stock selection was a strong contributor, led by a position in Verizon, which returned 24.9% over the reporting period. Within the consumer discretionary sector, Carnival Corporation detracted from Fund performance, posting a disappointing loss of 13.1%.

Consistent payment of dividends is generally an indication of a well-managed company, signaling a higher quality of earnings and a fiscally healthy balance sheet. Such companies generally weather periods of market volatility better than many high-beta, non-dividend-paying stocks. Looking ahead, we feel that dividends will remain an important contributor to total return, although the market will likely continue to move away from very-high-yielding, bond-like equities and focus more on companies that exhibit strong dividend increases from growing earnings that benefit from an improving economy. The Fund seeks to hold a mix of dividend-paying stocks and balances the risk characteristics of the portfolio in an effort to perform consistently across all market environments. The Fund holds positions in defensive, higher-yielding stocks with dependable but slower-growing earnings that tend to perform better during times of economic and market weakness and in a low-interest-rate environment. The Fund also invests in “dividend-growing” stocks that can more readily participate in an expanding economy and rising-interest-rate environment.

Market volatility gauges reflected low levels of perceived risk and complacency at the beginning of the Fund’s reporting period but shot up in February and again at the end of October. The global landscape is becoming increasingly unsteady with rising geopolitical conflicts that can present a risk for future disruption of equity markets. The Fund carries a lower beta relative to its benchmark and the broad market, which generally cushions the Fund somewhat from market downturns but allows for participation in market advances. Such positioning makes the Fund an attractive candidate as a core holding for the domestic equity portion of an investor’s portfolio.

The Fund does not use derivatives.

We appreciate your investment in the Nationwide Ziegler Equity Income Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov, CFA and Donald J. Nesbitt, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in fixed-income securities, including default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler Equity Income Fund

Asset Allocation†

Common Stocks	98.3%
Repurchase Agreement	2.9%
Exchange Traded Fund	0.8%
Short-Term Investment	0.3%
Liabilities in excess of other assets	(2.3)%
100.0%

Top Industries††

Banks	12.4%
Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	9.4%
Electric Utilities	5.3%
Insurance	4.1%
Diversified Telecommunication Services	3.7%
Food & Staples Retailing	3.6%
Communications Equipment	3.5%
Equity Real Estate Investment Trusts (REITs)	3.4%
Hotels, Restaurants & Leisure	3.0%
Other Industries*	41.3%
100.0%

Top Holdings††

Verizon Communications, Inc.	3.7%
Walmart, Inc.	3.6%
Cisco Systems, Inc.	3.5%
Exxon Mobil Corp.	3.3%
Chevron Corp.	3.1%
BB&T Corp.	3.1%
Johnson & Johnson	3.0%
PNC Financial Services Group, Inc. (The)	2.6%
JPMorgan Chase & Co.	2.5%
Pfizer, Inc.	2.3%
Other Holdings*	69.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	4.07%	8.36%	11.09%
	w/SC3	(1.89)%	7.07%	10.46%
Class C1	w/o SC2	3.34%	7.57%	10.34%
	w/SC4	2.34%	N/A	N/A
Class R6[5,6]		4.47%	8.74%	9.01%	[7]
Institutional Service Class[1,5,8]		4.35%	8.59%	11.93%
Russell 1000® Value Index		3.03%	8.61%	7.12%
CPI		2.52%	1.60%	1.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.93%
Class C	1.67%
Class R6	0.59%
Institutional Service Class	0.71%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

Fund Performance (cont.)	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund versus the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Equity Income Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	991.00	4.67	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93
Class C Shares	Actual	(a)	1,000.00	987.10	8.46	1.69
	Hypothetical	(a)(b)	1,000.00	1,016.69	8.59	1.69
Class R6 Shares	Actual	(a)	1,000.00	992.60	3.06	0.61
	Hypothetical	(a)(b)	1,000.00	1,022.13	3.11	0.61
Institutional Service Class Shares	Actual	(a)	1,000.00	992.00	3.67	0.73
	Hypothetical	(a)(b)	1,000.00	1,021.53	3.72	0.73

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2018

Nationwide Ziegler Equity Income Fund

Common Stocks 98.3%

	Shares	Value

Airlines 0.9%
Copa Holdings SA, Class A	38,096	$2,759,293

Banks 12.7%
Bank of America Corp.	194,003	5,335,082
BB&T Corp.	206,718	10,162,257
JPMorgan Chase & Co.	73,351	7,996,726
PNC Financial Services Group, Inc. (The)	66,864	8,591,355
US Bancorp	76,859	4,017,420
Wells Fargo & Co.	83,746	4,457,800

		40,560,640

Beverages 1.5%
PepsiCo, Inc.	43,075	4,840,768

Biotechnology 1.2%
AbbVie, Inc.	50,657	3,943,647

Capital Markets 1.1%
Lazard Ltd., Class A	84,869	3,372,694

Chemicals 3.0%
DowDuPont, Inc.	72,193	3,892,646
LyondellBasell Industries NV, Class A	34,643	3,092,581
Nutrien Ltd.	50,630	2,679,846

		9,665,073

Communications Equipment 3.5%
Cisco Systems, Inc.	246,965	11,298,649

Consumer Finance 2.2%
Discover Financial Services	99,570	6,937,042

Containers & Packaging 1.0%
International Paper Co.	68,118	3,089,832

Diversified Telecommunication Services 3.8%
Verizon Communications, Inc.	212,246	12,117,124

Electric Utilities 5.5%
Edison International	72,809	5,052,217
FirstEnergy Corp. (a)	151,316	5,641,060
PPL Corp.	134,381	4,085,182
Southern Co. (The)	59,118	2,662,084

		17,440,543

Electrical Equipment 1.9%
Eaton Corp. plc	84,399	6,048,876

Energy Equipment & Services 1.6%
Helmerich & Payne, Inc.	80,568	5,018,581

Equity Real Estate Investment Trusts (REITs) 3.5%
Duke Realty Corp.	164,112	4,524,568
Host Hotels & Resorts, Inc.	189,631	3,623,848
Macerich Co. (The)	58,319	3,010,427

		11,158,843

Food & Staples Retailing 3.7%
Walmart, Inc.	116,134	11,645,918

Common Stocks (continued)

	Shares	Value

Food Products 1.4%
Nestle SA, ADR-CH	54,048	$4,555,165

Health Care Equipment & Supplies 0.7%
Abbott Laboratories	34,800	2,399,112

Hotels, Restaurants & Leisure 3.1%
Carnival Corp.	45,727	2,562,541
Darden Restaurants, Inc. (a)	12,679	1,350,948
Las Vegas Sands Corp.	51,731	2,639,833
McDonald’s Corp.	18,449	3,263,628

		9,816,950

Household Products 1.6%
Kimberly-Clark Corp.	22,380	2,334,234
Procter & Gamble Co. (The)	31,957	2,833,947

		5,168,181

Insurance 4.2%
Aflac, Inc.	114,325	4,923,978
American Financial Group, Inc.	42,796	4,280,884
MetLife, Inc.	97,990	4,036,208

		13,241,070

IT Services 0.9%
Leidos Holdings, Inc.	44,861	2,906,096

Machinery 2.1%
Caterpillar, Inc.	32,955	3,998,101
Cummins, Inc.	20,042	2,739,541

		6,737,642

Media 1.4%
Comcast Corp., Class A	119,310	4,550,483

Mortgage Real Estate Investment Trusts (REITs) 0.9%
Chimera Investment Corp.	151,852	2,824,447

Multiline Retail 1.3%
Kohl’s Corp.	54,061	4,094,040

Multi-Utilities 1.9%
Ameren Corp.	94,636	6,111,593

Oil, Gas & Consumable Fuels 10.5%
Chevron Corp.	91,745	10,243,329
Exxon Mobil Corp.	136,186	10,851,301
Royal Dutch Shell plc, Class B, ADR-NL (a)	103,187	6,780,418
Valero Energy Corp.	61,527	5,604,494

		33,479,542

Pharmaceuticals 9.7%
Eli Lilly & Co.	33,926	3,678,935
GlaxoSmithKline plc, ADR-UK	126,928	4,957,808
Johnson & Johnson	68,686	9,615,353
Merck & Co., Inc.	67,269	4,951,671
Pfizer, Inc.	176,662	7,607,066

		30,810,833

Road & Rail 2.0%
Union Pacific Corp.	43,214	6,318,751

Statement of Investments (Continued)

October 31, 2018

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	105,675	$4,954,044
Maxim Integrated Products, Inc.	49,054	2,453,681

		7,407,725

Software 2.0%
Microsoft Corp.	59,898	6,397,705

Specialty Retail 0.9%
Williams-Sonoma, Inc. (a)	49,118	2,916,627

Technology Hardware, Storage & Peripherals 1.7%
Hewlett Packard Enterprise Co.	215,330	3,283,782
Seagate Technology plc	49,568	1,994,121

		5,277,903

Textiles, Apparel & Luxury Goods 1.5%
Tapestry, Inc.	115,488	4,886,297

Trading Companies & Distributors 1.1%
GATX Corp. (a)	46,063	3,451,502

Total Common Stocks (cost $257,982,235)		313,249,187

Exchange Traded Fund 0.8%
Equity Fund 0.8%

Vanguard Value ETF (a)	25,618	2,694,245

Total Exchange Traded Fund (cost $2,663,900)		2,694,245

Short-Term Investment 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c)	1,094,207	1,094,207

Total Short-Term Investment (cost $1,094,207)		1,094,207

Repurchase Agreement 2.9%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $9,133,559, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $9,318,437. (c)(d)	$9,133,004	$9,133,004

Total Repurchase Agreement (cost $9,133,004)		9,133,004

Total Investments (cost $270,873,346) — 102.3%		326,170,643

Liabilities in excess of other assets — (2.3)%		(7,408,500)

NET ASSETS — 100.0%		$318,762,143

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $16,211,941, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $1,094,207 and $9,133,004, respectively, and by $6,281,331 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.38%, and maturity dates ranging from 11/15/2018 – 5/15/2045; total value of $16,508,542.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $10,227,211.

(d)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt
CH	Switzerland
ETF	Exchange Traded Fund
NL	Netherlands
REIT	Real Estate Investment Trust
UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

Nationwide Ziegler Equity Income Fund
Assets:
Investment securities, at value* (cost $261,740,342)	$317,037,639
Repurchase agreement, at value (cost $9,133,004)	9,133,004
Cash	2,588,656
Interest and dividends receivable	335,853
Security lending income receivable	2,564
Receivable for capital shares issued	180,263
Prepaid expenses	24,951

Total Assets	329,302,930

Liabilities:
Payable for capital shares redeemed	75,790
Payable upon return of securities loaned (Note 2)	10,227,211
Accrued expenses and other payables:
Investment advisory fees	142,007
Fund administration fees	28,149
Distribution fees	9,739
Administrative servicing fees	10,262
Accounting and transfer agent fees	4,346
Trustee fees	1,070
Custodian fees	2,875
Compliance program costs (Note 3)	221
Professional fees	24,898
Printing fees	5,466
Other	8,753

Total Liabilities	10,540,787

Net Assets	$318,762,143

Represented by:
Capital	$210,501,898
Total distributable earnings (loss)	108,260,245

Net Assets	$318,762,143

Net Assets:
Class A Shares	$17,278,778
Class C Shares	6,889,591
Class R6 Shares	283,033,511
Institutional Service Class Shares	11,560,263

Total	$318,762,143

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,165,012
Class C Shares	469,099
Class R6 Shares	18,996,160
Institutional Service Class Shares	776,236

Total	21,406,507

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.83
Class C Shares (b)	$14.69
Class R6 Shares	$14.90
Institutional Service Class Shares	$14.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.73

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $16,211,941 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$12,411,512
Income from securities lending (Note 2)	34,655
Interest income	31,465
Foreign tax withholding	(22,208)

Total Income	12,455,424

EXPENSES:
Investment advisory fees	1,973,748
Fund administration fees	165,552
Distribution fees Class A	46,748
Distribution fees Class C	77,446
Administrative servicing fees Class A	15,284
Administrative servicing fees Class C	6,382
Administrative servicing fees Institutional Service Class	13,196
Registration and filing fees	56,922
Professional fees	42,294
Printing fees	16,993
Trustee fees	11,670
Custodian fees	10,774
Accounting and transfer agent fees	14,235
Compliance program costs (Note 3)	1,238
Other	20,006

Total Expenses	2,472,488

NET INVESTMENT INCOME	9,982,936

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	53,479,789
Net change in unrealized appreciation/depreciation in the value of investment securities	(39,776,380)

Net realized/unrealized gains	13,703,409

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,686,345

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$9,982,936	$18,849,357
Net realized gains	53,479,789	51,055,234
Net change in unrealized appreciation/depreciation	(39,776,380)	53,233,943

Change in net assets resulting from operations	23,686,345	123,138,534

Distributions to Shareholders From:
Distributable earnings:
Class A	(1,902,291)	(538,177	)(a)
Class C	(761,858)	(158,558	)(a)
Class R6 (b)	(42,385,665)	(19,827,917	)(a)
Institutional Service Class	(1,163,480)	(363,865	)(a)

Change in net assets from shareholder distributions	(46,213,294)	(20,888,517)

Change in net assets from capital transactions	(136,651,524)	(354,217,685)

Change in net assets	(159,178,473)	(251,967,668)

Net Assets:
Beginning of year	477,940,616	729,908,284

End of year	$318,762,143	$477,940,616

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,347,820	$2,813,262
Dividends reinvested	1,843,468	497,755
Cost of shares redeemed	(4,997,240)	(5,301,075)

Total Class A Shares	(805,952)	(1,990,058)

Class C Shares
Proceeds from shares issued	1,004,056	1,659,976
Dividends reinvested	670,679	139,468
Cost of shares redeemed	(2,244,424)	(1,825,736)

Total Class C Shares	(569,689)	(26,292)

Class R6 Shares (b)
Proceeds from shares issued	11,814,426	29,995,037
Dividends reinvested	42,347,474	19,797,096
Cost of shares redeemed	(190,574,848)	(399,063,748)

Total Class R6 Shares	(136,412,948)	(349,271,615)

Institutional Service Class Shares
Proceeds from shares issued	3,778,610	3,373,238
Dividends reinvested	1,028,160	319,566
Cost of shares redeemed	(3,669,705)	(6,622,524)

Total Institutional Service Class Shares	1,137,065	(2,929,720)

Change in net assets from capital transactions	$(136,651,524)	$(354,217,685)

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	153,915	191,915
Reinvested	120,703	33,892
Redeemed	(324,513)	(359,680)

Total Class A Shares	(49,895)	(133,873)

Class C Shares
Issued	64,877	116,235
Reinvested	44,333	9,578
Redeemed	(147,795)	(126,091)

Total Class C Shares	(38,585)	(278)

Class R6 Shares (b)
Issued	772,490	2,029,038
Reinvested	2,763,535	1,344,818
Redeemed	(12,299,223)	(26,759,903)

Total Class R6 Shares	(8,763,198)	(23,386,047)

Institutional Service Class Shares
Issued	245,065	230,151
Reinvested	67,034	21,704
Redeemed	(239,981)	(451,445)

Total Institutional Service Class Shares	72,118	(199,590)

Total change in shares	(8,779,560)	(23,719,788)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $532,615, $156,399, $19,622,401 and $360,240 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $5,562, $2,159, $205,516 and $3,625 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$15.78	0.35	0.31	0.66	(0.36)	(1.25)	(1.61)	$14.83	4.07%	$17,278,778	0.93%	2.25%	0.93%	33.21%
Year Ended October 31, 2017	$13.49	0.37	2.33	2.70	(0.41)	–	(0.41)	$15.78	20.28%	$19,165,335	0.91%	2.48%	0.91%	59.73%
Year Ended October 31, 2016	$13.46	0.37	0.19	0.56	(0.32)	(0.21)	(0.53)	$13.49	4.35%	$18,197,057	0.91%	2.80%	0.91%	47.93%
Year Ended October 31, 2015	$13.87	0.31	(0.22)	0.09	(0.38)	(0.12)	(0.50)	$13.46	0.78%	$20,726,341	0.93%	2.29%	0.93%	56.34%
Period Ended October 31, 2014 (h)	$13.37	0.06	0.45	0.51	(0.01)	–	(0.01)	$13.87	3.79%	$23,396,375	1.00%	1.73%	1.00%	1.89%
Year Ended July 31, 2014	$12.01	0.25	1.27	1.52	(0.16)	–	(0.16)	$13.37	12.69%	$24,092,166	1.06%	1.94%	1.12%	46.23%

Class C Shares
Year Ended October 31, 2018	$15.64	0.23	0.32	0.55	(0.25)	(1.25)	(1.50)	$14.69	3.34%	$6,889,591	1.69%	1.50%	1.69%	33.21%
Year Ended October 31, 2017	$13.38	0.25	2.31	2.56	(0.30)	–	(0.30)	$15.64	19.35%	$7,938,377	1.65%	1.74%	1.65%	59.73%
Year Ended October 31, 2016	$13.35	0.27	0.19	0.46	(0.22)	(0.21)	(0.43)	$13.38	3.62%	$6,794,975	1.65%	2.07%	1.65%	47.93%
Year Ended October 31, 2015	$13.76	0.21	(0.22)	(0.01)	(0.28)	(0.12)	(0.40)	$13.35	0.05%	$7,355,755	1.67%	1.55%	1.67%	56.34%
Period Ended October 31, 2014 (h)	$13.29	0.03	0.44	0.47	–	–	–	$13.76	3.54%	$6,346,237	1.70%	1.03%	1.70%	1.89%
Year Ended July 31, 2014	$11.94	0.16	1.27	1.43	(0.08)	–	(0.08)	$13.29	12.00%	$6,126,678	1.75%	1.25%	1.80%	46.23%

Class R6 Shares (i)
Year Ended October 31, 2018	$15.84	0.41	0.32	0.73	(0.42)	(1.25)	(1.67)	$14.90	4.47%	$283,033,511	0.60%	2.65%	0.60%	33.21%
Year Ended October 31, 2017	$13.54	0.43	2.33	2.76	(0.46)	–	(0.46)	$15.84	20.68%	$439,687,649	0.56%	2.89%	0.56%	59.73%
Year Ended October 31, 2016	$13.51	0.41	0.20	0.61	(0.37)	(0.21)	(0.58)	$13.54	4.69%	$692,679,903	0.57%	3.09%	0.57%	47.93%
Year Ended October 31, 2015	$13.92	0.36	(0.22)	0.14	(0.43)	(0.12)	(0.55)	$13.51	1.13%	$463,282,131	0.59%	2.64%	0.59%	56.34%
Period Ended October 31, 2014 (h)	$13.42	0.07	0.45	0.52	(0.02)	–	(0.02)	$13.92	3.84%	$321,305,013	0.64%	2.09%	0.64%	1.89%
Period Ended July 31, 2014 (j)	$12.15	0.27	1.20	1.47	(0.20)	–	(0.20)	$13.42	12.19%	$309,242,204	0.66%	2.33%	0.66%	45.97%

Institutional Service Class Shares (k)
Year Ended October 31, 2018	$15.83	0.38	0.33	0.71	(0.40)	(1.25)	(1.65)	$14.89	4.35%	$11,560,263	0.72%	2.44%	0.72%	33.21%
Year Ended October 31, 2017	$13.54	0.41	2.32	2.73	(0.44)	–	(0.44)	$15.83	20.47%	$11,149,255	0.68%	2.75%	0.68%	59.73%
Year Ended October 31, 2016	$13.50	0.40	0.20	0.60	(0.35)	(0.21)	(0.56)	$13.54	4.65%	$12,236,349	0.68%	3.00%	0.68%	47.93%
Year Ended October 31, 2015	$13.92	0.34	(0.23)	0.11	(0.41)	(0.12)	(0.53)	$13.50	0.94%	$11,272,994	0.70%	2.51%	0.70%	56.34%
Period Ended October 31, 2014 (h)	$13.42	0.07	0.44	0.51	(0.01)	–	(0.01)	$13.92	3.82%	$11,120,577	0.77%	1.94%	0.77%	1.89%
Year Ended July 31, 2014	$12.04	0.27	1.29	1.56	(0.18)	–	(0.18)	$13.42	13.05%	$10,198,392	0.87%	2.14%	0.93%	46.23%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2018

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2018, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide HighMark Large Cap Core Equity Fund) (“Large Cap Concentrated”)

- Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund) (“U.S. Growth”)

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Long/Short Equity Fund (“Long/Short Equity”)

- Nationwide Loomis All Cap Growth Fund (“All Cap Growth”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide WCM Focused Small Cap Fund (formerly, Nationwide HighMark Small Cap Core Fund) (“Focused Small Cap”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R, Class R6, Eagle Class and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Long/Short Equity commenced operations on December 11, 2017 as a result of a reorganization in which Long/Short Equity acquired all of the assets, subject to stated liabilities, of the Logan Capital Long/Short Fund, a former series of Advisors Series Trust (“Predecessor Fund”). Long/Short Equity has adopted the historical performance of the Predecessor Fund. Long/Short Equity and its Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for Long/Short Equity has changed from April 30, 2018 to October 31, 2018. As such, the fiscal year ended October 31, 2018 for Long/Short Equity reflects the six month period from May 1, 2018 through October 31, 2018.

Nationwide Fund, Class R6 shares commenced operations on April 11, 2018. All Cap Growth, Eagle Class shares commenced operations on June 28, 2018. U.S. Growth, Eagle Class shares commenced operations on October 1, 2018.

Notes to Financial Statements (Continued)

October 31, 2018

Effective November 13, 2017, Nationwide Large Cap Core Equity Fund was renamed “Nationwide Large Cap Equity Fund” and Nationwide HighMark Small Cap Core Fund was renamed “Nationwide WCM Focused Small Cap Fund”.

Effective June 14, 2018, Nationwide Large Cap Equity Fund was further renamed “Nationwide Diamond Hill Large Cap Concentrated Fund”.

Effective July 16, 2018, Nationwide Growth Fund was renamed “Nationwide Dynamic U.S. Growth Fund.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the

Notes to Financial Statements (Continued)

October 31, 2018

New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation

Notes to Financial Statements (Continued)

October 31, 2018

determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2018, 100% of the market value of Large Cap Concentrated and Long/Short Equity was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2018. Please refer to the Statements of Investments for additional information on portfolio holdings.

Cognitive Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$80,228,577	$—	$—	$80,228,577
Exchange Traded Funds	4,011,448	—	—	4,011,448
Repurchase Agreement	—	259,292	—	259,292
Short-Term Investment	31,066	—	—	31,066
Total	$84,271,091	$259,292	$—	$84,530,383

Technology & Science

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$133,290,899	$—	$—	$133,290,899
Repurchase Agreement	—	727,948	—	727,948
Short-Term Investment	87,214	—	—	87,214
Total	$133,378,113	$727,948	$—	$134,106,061

Notes to Financial Statements (Continued)

October 31, 2018

U.S. Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$164,837,972	$—	$—	$164,837,972
Exchange Traded Fund	3,090,241	—	—	3,090,241
Purchased Options	4,404,450	—	—	4,404,450
Repurchase Agreement	—	27,572	—	27,572
Short-Term Investment	3,303	19,649,035	—	19,652,338
Total Assets	$172,335,966	$19,676,607	$—	$192,012,573
Liabilities:
Futures Contracts	$(4,797,700)	$—	$—	$(4,797,700)
Total Liabilities	$(4,797,700)	$—	$—	$(4,797,700)
Total	$167,538,266	$19,676,607	$—	$187,214,873

Nationwide Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$997,605,668	$—	$—	$997,605,668
Exchange Traded Fund	5,019,916	—	—	5,019,916
Repurchase Agreement	—	1,196,290	—	1,196,290
Short-Term Investment	143,325	—	—	143,325
Total	$1,002,768,909	$1,196,290	$—	$1,003,965,199

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$684,228,010	$—	$—	$684,228,010
Repurchase Agreement	—	8,186,698	—	8,186,698
Short-Term Investment	980,832	—	—	980,832
Total	$685,208,842	$8,186,698	$—	$693,395,540

All Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$178,671,801	$—	$—	$178,671,801
Repurchase Agreement	—	1,800,039	—	1,800,039
Short-Term Investment	215,659	—	—	215,659
Total	$178,887,460	$1,800,039	$—	$180,687,499

Small Company Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$285,133,593	$—	$—	$285,133,593
Repurchase Agreement	—	3,095,419	—	3,095,419
Short-Term Investment	370,856	—	—	370,856
Total	$285,504,449	$3,095,419	$—	$288,599,868

Notes to Financial Statements (Continued)

October 31, 2018

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,353,105	$—	$—	$2,353,105
Air Freight & Logistics	784,326	—	—	784,326
Airlines	2,594,503	—	—	2,594,503
Auto Components	2,802,623	—	—	2,802,623
Automobiles	81,247	—	—	81,247
Banks	28,902,017	—	—	28,902,017
Beverages	89,022	—	—	89,022
Biotechnology	1,574,240	—	—	1,574,240
Building Products	1,444,345	—	—	1,444,345
Capital Markets	1,909,421	—	—	1,909,421
Chemicals	3,753,255	—	—	3,753,255
Commercial Services & Supplies	3,296,846	—	—	3,296,846
Communications Equipment	2,834,141	—	—	2,834,141
Construction & Engineering	3,720,070	—	—	3,720,070
Construction Materials	56,258	—	—	56,258
Consumer Finance	2,505,478	—	—	2,505,478
Containers & Packaging	1,068,968	—	—	1,068,968
Distributors	191,997	—	—	191,997
Diversified Consumer Services	1,536,362	—	—	1,536,362
Diversified Financial Services	965,763	—	—	965,763
Diversified Telecommunication Services	612,885	—	—	612,885
Electrical Equipment	1,390,302	—	—	1,390,302
Electronic Equipment, Instruments & Components	8,706,938	—	—	8,706,938
Energy Equipment & Services	6,297,664	—	—	6,297,664
Entertainment	957,970	—	—	957,970
Equity Real Estate Investment Trusts (REITs)	66,982	—	—	66,982
Food & Staples Retailing	1,974,061	—	—	1,974,061
Food Products	3,500,910	—	—	3,500,910
Health Care Equipment & Supplies	2,121,462	—	—	2,121,462
Health Care Providers & Services	3,603,226	—	—	3,603,226
Health Care Technology	802,869	—	—	802,869
Hotels, Restaurants & Leisure	1,908,601	—	—	1,908,601
Household Durables	4,376,934	—	—	4,376,934
Household Products	249,059	—	—	249,059
Independent Power and Renewable Electricity Producers	223,923	—	—	223,923
Industrial Conglomerates	62,687	—	—	62,687
Insurance	10,850,868	—	—	10,850,868
Interactive Media & Services	557,260	—	—	557,260
Internet & Direct Marketing Retail	332,211	—	—	332,211
IT Services	2,606,832	—	—	2,606,832
Leisure Products	867,592	—	—	867,592
Life Sciences Tools & Services	393,395	—	—	393,395
Machinery	6,711,305	—	—	6,711,305
Marine	1,059,624	—	—	1,059,624
Media	2,995,997	—	—	2,995,997
Metals & Mining	3,505,745	—	—	3,505,745

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Multiline Retail	$450,528	$—	$—	$450,528
Oil, Gas & Consumable Fuels	11,264,029	—	—	11,264,029
Paper & Forest Products	2,070,539	—	—	2,070,539
Personal Products	414,430	—	—	414,430
Pharmaceuticals	808,795	—	—	808,795
Professional Services	2,594,218	—	—	2,594,218
Real Estate Management & Development	1,063,352	—	—	1,063,352
Road & Rail	3,702,019	—	—	3,702,019
Semiconductors & Semiconductor Equipment	2,735,067	—	—	2,735,067
Software	909,298	—	—	909,298
Specialty Retail	7,079,890	—	—	7,079,890
Technology Hardware, Storage & Peripherals	1,536,191	—	—	1,536,191
Textiles, Apparel & Luxury Goods	1,216,441	—	—	1,216,441
Thrifts & Mortgage Finance	4,702,790	—	—	4,702,790
Tobacco	349,383	—	—	349,383
Trading Companies & Distributors	3,640,993	—	—	3,640,993
Transportation Infrastructure	446,504	—	—	446,504
Water Utilities	20,100	—	—	20,100
Wireless Telecommunication Services	799,115	—	—	799,115
Total Common Stocks	$175,004,971	$—	$—	$175,004,971
Repurchase Agreement	$—	$4,140,789	$—	$4,140,789
Rights	—	2,281	—	2,281
Short-Term Investment	496,100	—	—	496,100
Total	$175,501,071	$4,143,070	$—	$179,644,141

Focused Small Cap

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$69,094,336	$—	$—	$69,094,336
Repurchase Agreement	—	741,645	—	741,645
Short-Term Investment	88,855	—	—	88,855
Total	$69,183,191	$741,645	$—	$69,924,836

Equity Income

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$313,249,187	$—	$—	$313,249,187
Exchange Traded Fund	2,694,245	—	—	2,694,245
Repurchase Agreement	—	9,133,004	—	9,133,004
Short-Term Investment	1,094,207	—	—	1,094,207
Total	$317,037,639	$9,133,004	$—	$326,170,643

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

Notes to Financial Statements (Continued)

October 31, 2018

During the year ended October 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2018, U.S. Small Cap Value held five common stock investments and one rights investment that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

U.S. Growth

	Rights	Total
Balance as of 10/31/2017	$65,962	$65,962
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	175,900	175,900
Change in Unrealized Appreciation/Depreciation	(65,962)	(65,962)
Purchases	—	—
Sales	(175,900)	(175,900)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2018	$—	$—

U.S. Small Cap Value

	Rights	Total
Balance as of 10/31/2017	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	361	361
Change in Unrealized Appreciation/Depreciation	—	—
Purchases	—	—
Sales	(361)	(361)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2018	$—	$—

Amounts designated as “—” are zero or have been rounded

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadvisor recommendations.

(b)	Cash Overdraft

As of October 31, 2018, U.S. Small Cap Value had an overdrawn balance of $218,003 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not

Notes to Financial Statements (Continued)

October 31, 2018

made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(d)	Options

U.S. Growth has long positions in options on equity index futures contracts, which are exchange-traded. Such option investments are utilized to gain exposure to the value of equities. The purchase of put options serves as a short hedge.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

Notes to Financial Statements (Continued)

October 31, 2018

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

U.S. Growth’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(e)	Futures Contracts

U.S. Growth, Nationwide Fund and Focused Small Cap are subject to equity price and interest rate risk in the normal course of pursuing their objective(s). Large Cap Concentrated, U.S. Growth, Nationwide Fund and Focused Small Cap entered into financial futures contracts (“futures contracts”) for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Notes to Financial Statements (Continued)

October 31, 2018

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

U.S. Growth’s futures contracts is reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

At October 31, 2018, Large Cap Concentrated, Nationwide Fund and Focused Small Cap had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2018

U.S. Growth

Assets:	Statement of Assets & Liabilities	Fair Value
Purchased Options
Equity risk	Investment securities, at value	$4,404,450
Total		$4,404,450
Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(3,639,680)
Interest rate risk	Unrealized depreciation from futures contracts	(1,158,020)
Total		$(4,797,700)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

Large Cap Concentrated

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$48,343
Total	$48,343

Notes to Financial Statements (Continued)

October 31, 2018

U.S. Growth

Realized Gains (Losses):	Total
Purchased Options
Equity risk	$(1,565,603)
Futures Contracts
Equity risk	1,304,052
Interest rate risk	(139,237)
Total	$(400,788)

Nationwide Fund

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$78,199
Total	$78,199

WCM Focused Small Cap

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$(35,030)
Total	$(35,030)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2018

Large Cap Concentrated

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(30,965)
Total	$(30,965)

U.S. Growth

Unrealized Appreciation/Depreciation:	Total
Purchased Options
Equity risk	$(209,760)
Futures Contracts
Equity risk	(3,639,680)
Interest rate risk	(1,158,020)
Total	$(5,007,460)

Nationwide Fund

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(8,339)
Total	$(8,339)

Notes to Financial Statements (Continued)

October 31, 2018

WCM Focused Small Cap

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(344)
Total	$(344)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2018:

Large Cap Concentrated

Futures Contracts:
Average Notional Balance Long	$108,845

U.S. Growth

Options:
Average Value Purchased	$1,528,770
Average Number of Purchased Option Contracts	173
Futures Contracts:
Average Notional Balance Long	$27,886,866

Nationwide Fund

Futures Contracts:
Average Notional Balance Long	$277,060

Focused Small Cap

Futures Contracts:
Average Notional Balance Long	$190,727

(f)	Leverage and Short Sales

The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. The use of short sales creates investment leverage in the Fund’s portfolio. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities

Notes to Financial Statements (Continued)

October 31, 2018

short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

(g)	Securities Lending

During the year ended October 31, 2018, Cognitive Value, Technology & Science, Large Cap Concentrated, U.S. Growth, Nationwide Fund, Mid Cap Growth, All Cap Growth, Small Company Growth, U.S. Small Cap Value, Focused Small Cap and Equity Income entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and

Notes to Financial Statements (Continued)

October 31, 2018

Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2018, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Cognitive Value	$290,358
Technology & Science	815,162
U.S. Growth	30,875
Nationwide Fund	1,339,615
Mid Cap Growth	9,167,530
All Cap Growth	2,015,698
Small Company Growth	3,466,275
U.S. Small Cap Value	4,636,889
Focused Small Cap	830,500
Equity Income	10,227,211

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2018, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2018, Large Cap Concentrated did not have any portfolio securities on loan.

(h)	Joint Repurchase Agreement

During the year ended October 31, 2018, Cognitive Value, Technology & Science, U.S. Growth, Nationwide Fund, Mid Cap Growth, All Cap Growth, Small Company Growth, U.S. Small Cap Value, Focused Small Cap and Equity Income, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and

Notes to Financial Statements (Continued)

October 31, 2018

Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2018, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $180,310,968, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $183,960,750.

At October 31, 2018, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Cognitive Value	BNP Paribas Securities Corp.	$259,292	$—	$259,292	$(259,292)	$—
Technology & Science	BNP Paribas Securities Corp.	727,948	—	727,948	(727,948)	—
U.S. Growth	BNP Paribas Securities Corp.	27,572	—	27,572	(27,572)	—
Nationwide Fund	BNP Paribas Securities Corp.	1,196,290	—	1,196,290	(1,196,290)	—
Mid Cap Growth	BNP Paribas Securities Corp.	8,186,698	—	8,186,698	(8,186,698)	—
All Cap Growth	BNP Paribas Securities Corp.	1,800,039	—	1,800,039	(1,800,039)	—
Small Company Growth	BNP Paribas Securities Corp.	3,095,419	—	3,095,419	(3,095,419)	—
U.S. Small Cap Value	BNP Paribas Securities Corp.	4,140,789	—	4,140,789	(4,140,789)	—
Focused Small Cap	BNP Paribas Securities Corp.	741,645	—	741,645	(741,645)	—
Equity Income	BNP Paribas Securities Corp.	9,133,004	—	9,133,004	(9,133,004)	—
Amounts designated as “—” are zero.

Notes to Financial Statements (Continued)

October 31, 2018

*

At October 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At October 31, 2018 Large Cap Concentrated did not invest in any repurchase agreements.

(i)	Redemption Fees

Effective December 9, 2017, Long/Short Equity does not impose redemption fees.

Prior to December 9, 2017, the Predecessor Fund charged a 1% redemption fee to shareholders who redeemed shares held for 60 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. For the period from May 1, 2017 through December 8, 2017, the Predecessor Fund received $0 in redemption fees.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Notes to Financial Statements (Continued)

October 31, 2018

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to investments in real estate investment trusts, net operating losses, non-taxable dividends, non-deductible expenses, redesignation of distributions, tax equalization, dividend expense for securities sold short, and investments in partnerships. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2018 were as follows:

Fund	Capital	Total Distributable Earnings (Loss)
Cognitive Value	$—	$—
Technology & Science	—	—
Large Cap Concentrated	6,883,934	(6,883,934)
U.S. Growth	—	—
Nationwide Fund	1	(1)
Mid Cap Growth	(2,875,081)	2,875,081
Long/Short Equity	(106,471)	106,471
All Cap Growth	(62,807)	62,807
Small Company Growth	(1,855,082)	1,855,082
U.S. Small Cap Value	—	—
Focused Small Cap	16,269,279	(16,269,279)
Equity Income	—	—

Amounts designated as “—” are zero or have been rounded to zero.

(l)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Notes to Financial Statements (Continued)

October 31, 2018

(m)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, restricted cash, money market funds and other investments held in lieu of cash.

(n)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2018, the subadvisers for each Fund were as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc. (“Bailard”)
Technology & Science	Bailard
Large Cap Concentrated	Diamond Hill Capital Management, Inc.(a)
U.S. Growth	BNY Mellon Asset Management North America Corp.(b)
Nationwide Fund	Wellington Management Company, LLP(c)
Mid Cap Growth	Geneva Capital Management LLC.
Long/Short Equity	Logan Capital Management, Inc.
All Cap Growth	Loomis, Sayles & Company, LP (“Loomis Sayles”)
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Focused Small Cap	WCM Investment Management, LLC(d)
Equity Income	Ziegler Capital Management, LLC
(a)

Effective November 13, 2017, Diamond Hill Capital Management, Inc. was appointed as subadviser to the Fund. Effective November 13, 2017, HighMark Capital Management, Inc. was terminated and ceased serving as subadviser to the Fund.

(b)

Effective July 13, 2018, BNY Mellon Asset Management North America Corp. was appointed as subadviser to the Fund. Effective July 13, 2018, Boston Advisors, LLC was terminated and ceased serving as subadviser to the Fund.

(c)

Effective November 13, 2017, Wellington Management Company, LLP was appointed as subadviser to the Fund. Effective November 13, 2017, HighMark Capital Management, Inc. was terminated and ceased serving as subadviser to the Fund.

(d)

Effective November 13, 2017, WCM Investment Management was appointed as subadviser to the Fund. Effective November 13, 2017, HighMark Capital Management, Inc. was terminated and ceased serving as subadviser to the Fund.

Notes to Financial Statements (Continued)

October 31, 2018

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2018, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	$500 million and more	0.70%
Technology & Science	Up to $500 million	0.75%
	$500 million up to $1 billion	0.70%
	$1 billion and more	0.65%
Large Cap Concentrated	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
U.S. Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Nationwide Fund	Up to $250 million	0.54%
	$250 million up to $1 billion	0.53%
	$1 billion up to $2 billion	0.52%
	$2 billion up to $5 billion	0.495%
	$5 billion and more	0.47%
Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million and more	0.65%
Long/Short Equity	All assets	1.35	%(a)
All Cap Growth	Up to $1 billion	0.80%
	$1 billion and more	0.775%
Small Company Growth	Up to $500 million	0.84%
	$500 million and more	0.79%
U.S. Small Cap Value	Up to $500 million	0.84%
	$500 million and more	0.79%
Focused Small Cap	Up to $500 million	0.84%
	$500 million and more	0.79%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	$500 million and more	0.45%
(a)

Effective December 9, 2017. Prior to December 9, 2017, the Predecessor Fund was managed by and paid investment advisory fees to Logan Capital Management, Inc. (“Logan Capital”) at an annual rate of 1.40% of the Predecessor Fund’s average daily net assets. Logan Capital had selected Waterloo International Advisors, LLC (“Waterloo”) as subadviser to manage the short portion of the Predecessor Fund. Logan Capital paid Waterloo from its own assets and these fees were not an additional expense of the Predecessor Fund.

Notes to Financial Statements (Continued)

October 31, 2018

Prior to November 13, 2017 under the terms of the Investment Advisory Agreement, Nationwide Fund paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Nationwide Fund

Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

The Trust and NFA have entered into a written contract waiving 0.045% of investment advisory fees of the Nationwide Fund until June 30, 2019. During the year ended October 31, 2018, the waiver of such investment advisory fees by NFA amounted to $479,395, for which NFA shall not be entitled to later seek recoupment.

Effective November 13, 2017, due to a reduction in the subadvisory fees payable by NFA, the Trust and NFA have entered into a written contract waiving the amount of Focused Small Cap’s Advisory Fees equal to 100% of the savings amount in respect of Focused Small Cap until at least May 1, 2019. The “Savings Amount” represents the difference between the Old Subadvisory Fee Amount and the New Subadvisory Fee Amount. During the year ended October 31, 2018, the waiver of such investment advisory fees by NFA amounted to $32,608 for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2018, the effective advisory fee rates before and after contractual advisory fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Cognitive Value	0.75%	N/A	0.75%
Technology & Science	0.75	N/A	0.75
Large Cap Concentrated	0.60	N/A	0.40
U.S. Growth	0.60	N/A	0.40
Nationwide Fund	0.53	0.49%	0.49
Mid Cap Growth	0.69	N/A	0.69
Long/Short Equity(a)	1.35	N/A	0.90
All Cap Growth	0.80	N/A	0.62
Small Company Growth	0.84	N/A	0.84
U.S. Small Cap Value	0.84	N/A	0.84
Focused Small Cap	0.84	0.82	0.82
Equity Income	0.51	N/A	0.51

N/A — Not Applicable.

*	Please see above for additional information regarding contractual waivers.
(a)

For the period from May 1, 2018 through October 31, 2018. For the period from December 9, 2017 through April 30, 2018, the Fund’s effective advisory fee rates before and after expense reimbursements, stemming from the expense limitation agreement described below, were 1.37% and 0.49%, respectively.

Notes to Financial Statements (Continued)

October 31, 2018

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until June 30, 2019.

Fund	Classes	Amount (annual rate)
Cognitive Value	All Classes	1.07%
Technology & Science	All Classes	1.05%
Diamond Hill Large Cap Concentrated	All Classes	0.82%
Dynamic U.S. Growth	All Classes	0.65	%(a)
Mid Cap Growth	All Classes	0.98%
Long/Short Equity	All Classes	1.74	%(b)
All Cap Growth	All Classes	0.85%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Focused Small Cap	All Classes	1.22%
Equity Income	All Classes	0.75%
(a)	Until at least September 30, 2019.
(b)

Effective December 9, 2017. Prior to December 9, 2017, Logan Capital had contractually agreed to waive its fees and/or absorb expenses of the Predecessor Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) did not exceed the following amounts of the average daily net assets for each class of shares:

Fund	Classes	Amount (annual rate)
Long/Short Equity	Investor Class	1.99%
	Institutional Class	1.74%

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Funds are:

Fund	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount		Period ended April 30, 2018(a)		Fiscal Year 2018 Amount		Total
Cognitive Value	$—	$—		N/A		$—		$—
Technology & Science(b)	—	—		N/A		—		—
Large Cap Concentrated	55,533	57,984		N/A		117,674		231,191
U.S. Growth	450,251	405,754		N/A		449,657		1,305,662
Nationwide Fund	4,356	—		N/A		—		4,356
Mid Cap Growth(b)	—	—		N/A		—		—
Long/Short Equity	—	—		$34,330	(c)	55,232	(d)	89,562
All Cap Growth	N/A	69,417	(e)	N/A		367,907		437,324
Small Company Growth	44,847	23,498		N/A		657		69,002
U.S. Small Cap Value	—	—		N/A		—		—
Focused Small Cap	—	—		N/A		—		—
Equity Income	—	—		N/A		—		—

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from December 9, 2017 through April 30, 2018.
(b)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.
(c)	Reimbursement accrued by the Predecessor Fund in the amount of $112,633 is not eligible to be recouped by any party.
(d)	For the period from May 1, 2018 through October 31, 2018.
(e)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017.

Pursuant to an Expense Limitation Agreement, which expired on October 12, 2017, Nationwide Fund reimbursed NFA in the amount of $32,550 during the year ended October 31, 2018.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2018, NFM earned $1,837,645 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Notes to Financial Statements (Continued)

October 31, 2018

For Long/Short Equity, prior to December 9, 2017, U.S. Bancorp Fund Services, LLC (the “Administrator”) acted as the Predecessor Fund’s Administrator under an Administration Agreement. The Administrator prepared various federal and state regulatory filings, reports and returns for the Predecessor Fund; prepared reports and materials to be supplied to the Trustees; monitored the activities of the Predecessor Fund’s custodian, transfer agent and accountants; coordinated the preparation and payment of the Predecessor Fund’s expenses and reviewed the Predecessor Fund’s expense accruals. U.S. Bancorp Fund Services, LLC also served as the fund accountant, Chief Compliance Officer and transfer agent to the Predecessor Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp, served as the Predecessor Fund’s custodian. For the period from May 1, 2017 through December 8, 2017, U.S. Bancorp earned $95,076 in fees from the Predecessor Fund.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2018, the Funds’ aggregate portion of such costs amounted to $15,096. For Long/Short Equity, for the period from December 9, 2017 through April 30, 2018, the Fund’s portion of such costs amounted to $87.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)
Cognitive Value	0.25%	1.00%	N/A
Technology & Science	0.25%	1.00%	N/A
Large Cap Concentrated	0.25%	1.00%	N/A
U.S. Growth	0.25%	1.00%	0.50%
Nationwide Fund	0.25%	1.00%	0.50%
Mid Cap Growth	0.25%	1.00%	N/A
Long/Short Equity(c)	0.25%	N/A	N/A
All Cap Growth	0.25%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A
U.S. Small Cap Value	0.25%	1.00%	N/A
Focused Small Cap	0.25%	1.00%	N/A
Equity Income	0.25%	1.00%	N/A

N/A — Not Applicable.

Notes to Financial Statements (Continued)

October 31, 2018

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.
(c)

Prior to December 9, 2017, the Predecessor Fund had adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permitted the Predecessor Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Predecessor Fund’s Investor Class shares. The expenses covered by the Plan may have included the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Predecessor Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan represented compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period from May 1, 2017 through December 8, 2017, the Predecessor Fund incurred distribution expenses on its Investor Class shares of $12,812.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount of the purchased. During the year ended October 31, 2018, the Funds imposed front-end sales charges of $374,338. From these fees, NFD retained a portion amounting to $52,079.

For Long/Short Equity, during the period from December 9, 2017 through April 30, 2018, the Fund imposed front-end sales charges of $851. From these fees, NFD retained a portion amounting to $114. Prior to December 9, 2017, Quasar Distributors, LLC (the “Distributor”) acted as the Predecessor Fund’s principal underwriter in a continuous public offering of the Predecessor Fund’s shares. The Distributor is an affiliate of the Administrator.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2018, the Funds imposed CDSCs of $3,697. NFD retained all of the CDSCs imposed by the Funds. For Long/Short Equity, during the period from December 9, 2017 through April 30, 2018, the Fund imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, the effective rates for administrative service fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Cognitive Value	0.09%	0.10%	N/A	0.15%
Technology & Science	0.07	0.10	N/A	0.08
Large Cap Concentrated	0.09	0.07	N/A	0.15
U.S. Growth	0.04	0.11	0.20%	0.15
Nationwide Fund	0.08	0.06	0.18	0.07
Mid Cap Growth	0.11	0.10	N/A	0.16
Long/Short Equity(a)	0.05	N/A	N/A	0.08
All Cap Growth	0.10	N/A	N/A	0.12
Small Company Growth	0.13	N/A	N/A	0.25
U.S. Small Cap Value	0.09	0.10	N/A	0.24
Focused Small Cap	0.10	0.10	N/A	0.08
Equity Income	0.08	0.08	N/A	0.12

N/A — Not Applicable.

(a)

For the period from May 1, 2018 through October 31, 2018. For the period from December 9, 2017 through April 30, 2018, the Fund’s the effective rates for administrative service fees were 0.25% and 0.10% for Class A and Institutional Service Class, respectively.

For the year ended October 31, 2018, each Fund’s total administrative services fees were as follows:

Fund	Fiscal Year 2018 Amount
Cognitive Value	$1,410
Technology & Science	6,213
Large Cap Concentrated	32,724
U.S. Growth	28,442
Nationwide Fund	761,356
Mid Cap Growth	951,709
Long/Short Equity	3,594	(a)
All Cap Growth	8,443
Small Company Growth	688,878
U.S. Small Cap Value	408,804
Focused Small Cap	78,070
Equity Income	34,862

N/A — Not Applicable.

(a)	For the period from May 1, 2018 through October 31, 2018. For the period from December 9, 2017 through April 30, 2018, the Fund’s total administrative service fees were $4,379.

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.01%
Technology & Sciences	1.21
Large Cap Concentrated	—
U.S. Growth	3.24
Nationwide Fund	36.56
Mid Cap Growth	—
Long/Short Equity	63.01
All Cap Growth	63.90
Small Company Growth	84.95
U.S. Small Cap Value	85.91
Focused Small Cap	—
Equity Income	88.50

Amounts designated as “—” are zero or have been rounded to zero.

On September 7, 2018, NFA made a contribution of $30,589 to the Large Cap Concentrated Fund primarily to offset capital losses incurred by the Fund due to a trade error on the sale of securities by an affiliate. See the Large Cap Concentrated Fund Financial Highlights for the impact to the total return of the Fund.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended October 31, 2018, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on

Notes to Financial Statements (Continued)

October 31, 2018

that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2018, none of the Funds engaged in interfund lending.

5.  Investment Transactions

For the year ended October 31, 2018, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*	Securities Sold Short	Covers on Securities Sold Short
Cognitive Value	$127,458,863	$133,301,224	N/A	N/A
Technology & Science	32,533,898	51,745,980	N/A	N/A
Large Cap Concentrated	98,269,644	140,292,117	N/A	N/A
U.S. Growth	312,596,792	381,390,079	N/A	N/A
Nationwide Fund	1,479,648,719	1,539,128,783	N/A	N/A
Mid Cap Growth	134,600,049	547,694,589	N/A	N/A
Long/Short Equity(a)	3,304,371	6,419,069	30,632,594	25,781,127
All Cap Growth	43,340,557	77,052,893	N/A	N/A
Small Company Growth	67,869,616	44,311,885	N/A	N/A
U.S. Small Cap Value	50,013,091	53,387,232	N/A	N/A
Focused Small Cap	221,902,782	362,775,469	N/A	N/A
Equity Income	128,829,722	301,716,307	N/A	N/A
*	Includes purchases and sales of long-term U.S. Government securities, if any.
(a)	For the period from May 1, 2018 through October 31, 2018.

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible

Notes to Financial Statements (Continued)

October 31, 2018

declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Short Positions

In taking a short position, a Fund sells a stock or debt instrument which it does not own, making delivery with instruments “borrowed” from a broker. The Fund is then obligated to replace the borrowed instrument by purchasing it at the market price at the time of replacement. Until the instrument is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the instrument, the Fund may also have to pay a premium and/or interest which would increase the cost of the transaction. A Fund will incur a loss from a short position if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. A Fund will realize a gain if the instrument declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the transaction.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the

Notes to Financial Statements (Continued)

October 31, 2018

requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended October 31, 2018.

9.  Other

As of October 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	70.60%	1
Technology & Science	65.34	1
Large Cap Concentrated	50.28	2
U.S. Growth	—	—
Nationwide Fund	31.07	2	(a)
Mid Cap Growth	31.99	3
Long/Short Equity	88.11	2	(a)
All Cap Growth	92.15	4	(a)
Small Company Growth	81.31	2	(a)
U.S. Small Cap Value	76.83	2	(a)
Focused Small Cap	42.06	2
Equity Income	43.66	2	(a)

Amounts designated as “—” are zero or have been rounded to zero.

(a)	All or a portion of the accounts are the accounts of affiliated funds.

Notes to Financial Statements (Continued)

October 31, 2018

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the year ended October 31, 2018, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
Technology & Science	—
Large Cap Concentrated	1,744
U.S. Growth	—
Nationwide Fund	35,203
Mid Cap Growth	20,166
Long/Short Equity(a)	557
All Cap Growth	10,531
Small Company Growth	11,545
U.S. Small Cap Value	—
Focused Small Cap	21,974
Equity Income	18,903

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from May 1, 2018 through October 31, 2018.

11.  Reorganization

Effective December 9, 2017, Institutional Class and Investor Class shareholders of the Predecessor Fund received Class R6 and Institutional Service Class shares, respectively, of Long/Short Equity with an aggregate share net asset value equal to the aggregate share net asset value, $16,084 and $11,136,626, respectively, of their shares 1,139 and 792,321, respectively in the Predecessor Fund immediately prior to the reorganization. Long/Short Equity’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Long/Short Equity reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in Long/Short Equity’s financial statements and financial highlights.

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$691,255	$9,680,357	$10,371,612	$—	$10,371,612
Technology & Science	1,000,396	12,459,376	13,459,772	—	13,459,772
Large Cap Concentrated	1,828,136	5,513,567	7,341,703	—	7,341,703
U.S. Growth	4,297,197	16,482,051	20,779,248	—	20,779,248
Nationwide Fund	38,767,501	59,782,579	98,550,080	—	98,550,080

Notes to Financial Statements (Continued)

October 31, 2018

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Mid Cap Growth	$—	$105,576,718	$105,576,718	$—	$105,576,718
Long/Short Equity	—	—	—	—	—
All Cap Growth	1,188,625	—	1,188,625	—	1,188,625
Small Company Growth	—	7,727,687	7,727,687	—	7,727,687
U.S. Small Cap Value	3,882,508	13,468,725	17,351,233	—	17,351,233
Focused Small Cap	217,692	15,364,000	15,581,692	—	15,581,692
Equity Income	9,729,228	36,484,066	46,213,294	—	46,213,294

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Long/Short Equity did not make any distributions for the year ended April 30, 2018.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$654,725	$—	$654,725	$—	$654,725
Technology & Science	222,396	7,513,715	7,736,111	—	7,736,111
Large Cap Concentrated	938,907	5,240,111	6,179,018	—	6,179,018
U.S. Growth	758,005	9,367,939	10,125,944	—	10,125,944
Nationwide Fund	12,177,547	29,332,234	41,509,781	—	41,509,781
Mid Cap Growth	—	80,079,835	80,079,835	—	80,079,835
Small Company Growth	2,434,342	3,665,126	6,099,468	—	6,099,468
U.S. Small Cap Value	1,344,839	5,969,005	7,313,844	—	7,313,844
Focused Small Cap	107,554	196,855	304,409	—	304,409
Equity Income	20,351,602	536,915	20,888,517	—	20,888,517

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended April 30, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Long/Short Equity	$35,058	$58,703	$93,761	$—	$93,761

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Cognitive Value	$1,012,748	$7,189,251	$8,201,999	$—	$—	$759,451	$8,961,450
Technology & Science	1,510,043	16,540,942	18,050,985	—	—	69,064,962	87,115,947
Large Cap Concentrated	4,926,942	8,075,682	13,002,624	—	—	(404,763)	12,597,861
U.S. Growth	15,272,144	49,071,951	64,344,095	—	—	1,561,949	65,906,044
Nationwide Fund	29,242,925	158,829,643	188,072,568	—	—	49,747,546	237,820,114
Mid Cap Growth	—	178,258,105	178,258,105	—	(2,048,419)	182,031,493	358,241,179
Long/Short Equity	—	416,771	416,771	—	—	1,771,978	2,188,749
All Cap Growth	8,614,857	4,627,439	13,242,296	—	—	9,259,882	22,502,178
Small Company Growth	—	14,562,273	14,562,273	—	(2,405,504)	70,672,748	82,829,517
U.S. Small Cap Value	3,393,346	11,048,150	14,441,496	—	—	9,451,871	23,893,367
Focused Small Cap	19,794,805	3,079,788	22,874,593	—	—	(1,901,555)	20,973,038
Equity Income	2,531,017	50,652,604	53,183,621	—	—	55,076,624	108,260,245

Amounts designated as “—” are zero or have rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2018, the tax cost of investments (including derivative contracts and short positions) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$83,770,932	$7,612,587	$(6,853,136)	$759,451
Technology & Science	65,041,099	72,735,731	(3,670,769)	69,064,962
Large Cap Concentrated	33,806,048	1,766,267	(2,171,030)	(404,763)
U.S. Growth	185,652,924	13,299,184	(11,737,235)	1,561,949
Nationwide Fund	954,214,877	114,524,500	(64,774,178)	49,750,322
Mid Cap Growth	511,364,047	199,065,478	(17,033,985)	182,031,493
Long/Short Equity	16,600,939	2,849,918	(1,077,940)	1,771,978
All Cap Growth	171,427,617	17,742,043	(8,482,161)	9,259,882
Small Company Growth	217,927,120	86,184,767	(15,512,019)	70,672,748
U.S. Small Cap Value	170,192,270	34,381,252	(24,929,381)	9,451,871
Focused Small Cap	71,826,391	4,402,124	(6,303,679)	(1,901,555)
Equity Income	271,094,019	60,817,988	(5,741,364)	55,076,624

Notes to Financial Statements (Continued)

October 31, 2018

During the year ended October 31, 2018, the Funds had capital loss carryforwards that were utilized, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized
Long/Short Equity	$314,167

Amounts designated as “—” are zero or have rounded to zero.

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2018, that in accordance with federal income tax regulations the Funds have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2018, the Funds elected to defer late year losses, if any, in the amounts listed below.

Fund	Amount
Mid Cap Growth	$2,048,419
Small Company Growth	2,405,504

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of each of the twelve funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of each of the funds listed in the table below (twelve of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations, statements of changes in net assets, and for the one fund designated with an asterisk in the table below, the statement of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, for the one fund designated with an asterisk in the table below, its cash flows and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Nationwide Bailard Cognitive Value Fund (1)	Nationwide Long/Short Equity Fund* (3)
Nationwide Bailard Technology & Science Fund (1)	Nationwide Loomis All Cap Growth Fund (2)
Nationwide Diamond Hill Large Cap Concentrated Fund (formerly Nationwide HighMark Large Cap Core Equity Fund) (1)	Nationwide Small Company Growth Fund (1)
Nationwide Dynamic U.S. Growth Fund (formerly Nationwide Growth Fund) (1)	Nationwide U.S. Small Cap Value Fund (1)
Nationwide Fund (1)	Nationwide WCM Focused Small Cap Fund (formerly Nationwide HighMark Small Cap Core Fund) (1)
Nationwide Geneva Mid Cap Growth Fund (1)	Nationwide Ziegler Equity Income Fund (1)

(1) Statement of operations for the year ended October 31, 2018, statement of changes in net assets for the years ended October 31, 2018 and 2017, and the financial highlights for each of the periods indicated therein

(2)  Statement of operations for the year ended October 31, 2018, statement of changes in net assets for the year ended October 31, 2018 and the period June 1, 2017 (commencement of operations) through October 31, 2017, and the financial highlights for each of the periods indicated therein

(3)  Statement of operations, statement of changes in net assets, and statement of cash flows for the period May 1, 2018 through October 31, 2018 and for the year ended April 30, 2018, and the financial highlights for the periods ended after April 30, 2017

The financial statements of the Nationwide Long/Short Equity Fund, as of and for the year ended April 30, 2017 and the financial highlights for each of the periods ended on or prior to April 30, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm (Continued)

October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

Supplemental Information

October 31, 2018 (Unaudited)

Nationwide Dynamic U.S. Growth Fund — Initial Approval of BNY Mellon Asset Management

North America Corporation Sub-advisory Agreement

Summary of Factors Considered by the Board

At the June 12, 2018 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, on behalf of the Nationwide Dynamic U.S. Growth Fund (the “Fund”), the appointment of BNY Mellon Asset Management North America Corporation (“BNY Mellon”) as sub-adviser to the Fund pursuant to a new sub-advisory agreement (the “Sub-advisory Agreement”). BNY Mellon replaced Boston Advisors, LLC (“Boston Advisors”), the previous sub-adviser to the Fund. The Board was provided with detailed materials relating to BNY Mellon in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Sub-advisory Agreement.

In making its determinations, the Board considered the information provided regarding BNY Mellon, including, among other things, information relating to BNY Mellon’s investment strategy and process for the Fund. The Board also considered the experience of the investment personnel of BNY Mellon who would be managing the Fund. The Board considered information concerning the past performance record of BNY Mellon in managing an investment strategy comparable to the strategy it would use in managing the Fund’s assets.

The Board considered that the sub-advisory fee that Nationwide Fund Advisors (“NFA”) would pay to BNY Mellon is lower than the fee NFA previously paid to Boston Advisors. The Board considered that the non-compensatory terms of the Sub-advisory Agreement are substantially similar in all material respects to the terms of the sub-advisory agreements that the Trust currently has in place for other Nationwide Funds. The Board took into account that the reduction in the sub-advisory fees would result in an increase in the net advisory fee retained by NFA, and the bases on which NFA recommended that the benefits of the sub-advisory fee reduction should be retained by NFA.

No information was presented to the Board regarding the expected profitability of the Sub-advisory Agreement.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board members, and all of the Independent Trustees voting separately, unanimously approved the Sub-advisory Agreement for a two-year period commencing from the execution of the Sub-advisory Agreement.

Supplemental Information

October 31, 2018 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended October 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Cognitive Value	83.31%
Technology & Science	99.18
Large Cap Concentrated	57.78
U.S. Growth	43.09
Nationwide Fund	41.69
All Cap Growth	37.46
U.S. Small Cap Value	53.60
Focused Small Cap	100.00
Equity Income	73.16

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Cognitive Value	$9,680,357
Technology & Science	12,459,376
Large Cap Concentrated	12,397,501
U.S. Growth	16,482,051
Nationwide Fund	59,782,579
Mid Cap Growth	105,576,718
Small Company Growth	7,727,687
U.S. Small Cap Value	13,468,725
Focused Small Cap	31,633,279
Equity Income	36,484,066

Management Information

October 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Management Information (Continued)

October 31, 2018

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Management Information (Continued)

October 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

October 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Management Information (Continued)

October 31, 2018

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the local market performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Market Index Definitions (cont.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Market Index Definitions (cont.)

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged, market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are

Glossary (cont.)

supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

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nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Oh. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2018

AR-CEQ (12/18)

Annual Report

October 31, 2018

Nationwide Mutual Funds

Equity Funds

Nationwide Geneva Small Cap Growth Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

Beginning on January 1, 2019, you may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with Nationwide Mutual Funds.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The market kept rising throughout the third quarter of the Funds’ annual reporting period with the S&P 500® Index’s (S&P 500) rally to a new high before facing significant volatility in October. Historically, the market has tended to build upon these rebounds.

Small-capitalization earnings had been lagging heading into 2018, but they are now surging thanks in part to the U.S. corporate tax cut. Smaller firms tend to be more U.S.-focused and as a result, historically have faced higher effective tax rates on balance.

The most important macroeconomic indicator of all — the shape of the yield curve — is still pointing to continued healthy gains in stock prices. When the curve has been positively sloped, the S&P 500 has recorded a median increase of 11.4% over the following year.

Economic Review

During the annual reporting period ended October 31, 2018, equity returns moderated, as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust higher their expectation for Federal Reserve action. Domestic equities were higher, with the S&P 500 returning 7.35% for the reporting period. In contrast, the MSCI EAFE® Index (MSCI EAFE) registered -6.85% for the period, while the MSCI Emerging Markets® Index was even weaker, registering -12.52%.

Four distinctly different environments for domestic equities existed during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer saw a return to a stable move higher to record levels before another sharp move lower in October. Economic growth improved throughout the period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated, with the S&P 500 delivering 25% growth in each of the past three quarters. While economic and profit growth are expected to moderate, GDP is forecast to grow at 2.5% and earnings at 9% in calendar year 2019, providing a healthy backdrop for equities.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates four times during the reporting period. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target four additional hikes throughout 2019. Interest rates moved steadily higher in the period, with the 10-year U.S. Treasury yield rising from 2.37% to 3.15%, reaching the highest level since 2011. The 2-year yield ended the period at 2.88%, the highest in 11 years.

The S&P 500 was strong in nine of the 12 months of the reporting period, including a six-month positive streak from April through September.

In the early stages of the reporting period, the S&P 500 continued the rally that began following the 2016 U.S. presidential election, returning 10% between November 2017 and January 2018 to finish at a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and pullback in markets. Steady improvement throughout the summer drove a return to record highs by August before fears on trade, U.S. mid-term elections and FOMC policy renewed the selloff in October.

Returns for the S&P 500 ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since September 2011). The best-performing sectors in the index were consumer discretionary, healthcare and technology, while materials, real estate and utilities lagged. Growth stocks outperformed value stocks for the reporting period, while large-cap indexes beat small-cap indexes.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns

International stocks fell sharply for the reporting period, reversing a trend from the previous year, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve. The 10-year Treasury yield rose by 0.78% during the period, while the 2-year yield gained 1.30%, resulting in a narrowing of the spreads between the two rates to 0.27%, the lowest spread since 2007. Credit spreads were modestly wider during the period.

Index	Annual Total Return (as of October 31, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.34%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-4.83%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.39%
Bloomberg Barclays Municipal Bond	-0.51%
Bloomberg Barclays U.S. Aggregate Bond	-2.05%
Bloomberg Barclays U.S. Corporate High Yield	0.97%
MSCI EAFE®	-6.85%
MSCI Emerging Markets®	-12.52%
MSCI World ex USA	-6.76%
Russell 1000® Growth	10.71%
Russell 1000® Value	3.03%
Russell 2000®	1.85%
S&P 500®	7.35%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the annual period ended October 31, 2018, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 10.74% versus 4.13% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Morningstar® peer category, Small Growth (consisting of 677 funds as of October 31, 2018) was 8.11% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. equity markets were strong across the board during the reporting period, led by strong performance of growth equities. It was a volatile period to say the least, and small-capitalization growth equities dealt with two 10% corrections during the period. The first pullback happened in early February and the latest came in October, but small-cap growth equities still managed a nearly 5% gain during the period and look well positioned for the future. We have been overtly bullish over the past several quarters in our assessment of the markets, and admittedly, following the recently enacted U.S. tax cuts, our bullishness reached a cacophonic peak. But it is important to avoid conflating a “run of the mill” correction with the beginning of a bear market. Corrections are a normal mechanism that brings back into balance valuation and expectations. Corrections aren’t necessarily to be feared, but rather embraced as they provide opportunities to purchase securities that have been, heretofore, too expensive. We can certainly expound as to why the market is correcting, but simplistically, U.S. markets surged double digits following a strong performance in 2017, while geopolitical risks have increased and interest rates have broken out of a nearly 40-year declination. Should the Federal Reserve continue along an aggressive path of rate hikes to combat nascent signs of inflation, valuation models for public securities may need to be adjusted to reflect a higher discount rate, thereby applying downward pressure on the prices of stocks. Thus, it is logical that stocks have corrected, with higher-multiple securities leading the decline. However, we are of the position that the Fed will be data dependent and raise rates prudently, earnings will continue to improve, albeit at a lower rate, and the abundant cash currently sitting on the sidelines could likely find its way into the markets, providing support for the markets in 2019.

The factor attribution during the period pointed toward a good environment for high-quality growth companies. During the period, high-multiple companies, companies with earnings growth in excess of 20%, and low beta all outperformed, indicating a good environment for high-quality growth companies.

At the sector level, the Fund’s outperformance was broad based, with nearly every sector contributing to Fund performance during the reporting period. Leading the way was stock selection in the healthcare sector; the average company held in the Fund returned 26.40% versus 12.38% for counterparts in the Index. This outperformance was buoyed by the Fund’s underweight to biotechnology and pharmaceuticals, which were some of the poorest-performing industries in the benchmark and contributed 0.30% and 0.63%, respectively, to relative Fund performance. Also contributing to Fund performance at the sector level were consumer discretionary and materials & processing. At the holdings level, the greatest contributors to Fund performance were Abiomed, Bottomline Technologies and Paycom Software. Shares in Abiomed were up 96.94% during the period, but the position was sold in May due to the size of the company. Abiomed preannounced exceptional results early in 2018 then followed through in February by detailing 34% year-over-year revenue growth, a large opportunity for further market penetration and impressive data supporting the effectiveness of the Impella device. Shares in Bottomline Technologies were up 104.67% on the back of strong fundamental execution; the company also benefited from a strong environment for bank spending (driven by higher rates, less regulation and lower tax rates) and a robust pipeline that sets up well for 2019. Paycom Software shares were up 52.31% as the company continued to execute well, increase margins and take market share in a fragmented marketplace. The company stands to benefit from the weakness of other large human capital

3

Fund Commentary (cont.)	Nationwide Geneva Small Cap Growth Fund

management (HCM) players and continues to grow its presence through sales force growth and deals with larger customers.

Detracting from Fund performance during the reporting period were consumer staples, financial services and utilities. Within financial services, the greatest detractors were banks, which cost the Fund 1.35%; banks were one of the worst-performing industries in the financial services sector, and the Fund’s stock selection within this industry also detracted from Fund performance. The three greatest detractors were Bank OZK, Beacon Roofing Supply and Blackbaud. Shares of Bank OZK were down 40.23%, and much of that had to do with the company’s commercial loan exposure; the company reported quarterly results in July that met investor expectations, but commentary around slower loan growth and limited net interest margin (NIM) expansion had investors frustrated. The company again reported results in late October and surprised investors by reporting net charge-offs (NCOs) of $46 million on two Real Estate Specialties Group (RESG) loans. Up until the third quarter of 2018 the company had a nearly flawless reputation for credit quality, but this latest development was a blow to investor sentiment. Beacon Roofing Supply was down 49.63% during the period and missed analyst expectations for three of the past four quarters. The reasons for the weakness stemmed from weather-related issues, margins headwinds and execution issues. The company was able to pass along price increases and managed the business well. Blackbaud was down 28.86% during the reporting period, and the past couple of quarters caused concerns with investors as organic growth slowed and the company increased spending on marketing and sales, which will pressure margins, but also could be taken as a bullish sign by management.

The Fund does not use derivatives.

Subadviser:

Geneva Capital Management LLC

Portfolio Managers:

Amy S. Croen, CFA; José Muñoz, CFA; William A. Priebe, CFA; and William S. Priebe

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Asset Allocation†

Common Stocks	95.8%
Repurchase Agreement	2.4%
Short-Term Investment	0.3%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries††

Software	18.8%
Health Care Equipment & Supplies	11.0%
Machinery	8.7%
Health Care Technology	6.1%
Banks	3.7%
Auto Components	3.6%
Chemicals	3.1%
Diversified Consumer Services	2.8%
Building Products	2.8%
Health Care Providers & Services	2.6%
Other Industries*	36.8%
100.0%

Top Holdings††

Bright Horizons Family Solutions, Inc.	2.9%
Bottomline Technologies DE, Inc.	2.7%
RBC Bearings, Inc.	2.6%
HealthEquity, Inc.	2.6%
Ollie’s Bargain Outlet Holdings, Inc.	2.5%
Exponent, Inc.	2.5%
Bio-Techne Corp.	2.4%
Masimo Corp.	2.4%
MarketAxess Holdings, Inc.	2.4%
Omnicell, Inc.	2.4%
Other Holdings*	74.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

5

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	10.45%	9.95%	15.94%	[3]
	w/SC4	4.10%	8.66%	15.25%	[3]
Class C1	w/o SC2	9.67%	9.18%	15.20%	[3]
	w/SC5	8.67%	N/A	N/A
Class R6[6,7]		10.86%	N/A	16.32%	[8]
Institutional Service Class[1,6,9]		10.74%	10.25%	16.25%	[3]
Russell 2000® Growth Index		4.13%	8.75%	14.09%
CPI		2.52%	1.60%	1.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of June 12, 2009.

[4]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	Since inception date of September 18, 2013.

[9]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.28%
Class C	1.99%
Class R6	0.90%
Institutional Service Class	1.00%

^

Current effective prospectus dated September 24, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Geneva Small Cap Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Geneva Small Cap Growth Fund since inception* through 10/31/18 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*

The inception date for the Nationwide Geneva Small Cap Growth Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Small Cap Growth Fund.

7

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,035.90	6.31	1.23
	Hypothetical	(a)(b)	1,000.00	1,019.00	6.26	1.23
Class C Shares	Actual	(a)	1,000.00	1,032.10	9.94	1.94
	Hypothetical	(a)(b)	1,000.00	1,015.43	9.86	1.94
Class R6 Shares	Actual	(a)	1,000.00	1,037.80	4.37	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.92	4.33	0.85
Institutional Service Class Shares	Actual	(a)	1,000.00	1,037.10	4.88	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2018

Nationwide Geneva Small Cap Growth Fund

Common Stocks 95.8%

	Shares	Value

Airlines 1.4%
Allegiant Travel Co. (a)	123,687	$14,117,634

Auto Components 3.6%
Dorman Products, Inc.* (a)	170,975	13,508,735
Fox Factory Holding Corp.*	399,179	21,447,887

		34,956,622

Banks 3.6%
Bank OZK	436,811	11,951,149
Pacific Premier Bancorp, Inc.* (a)	369,642	10,804,635
Texas Capital Bancshares, Inc.*	192,986	12,588,477

		35,344,261

Biotechnology 1.6%
Ligand Pharmaceuticals, Inc.*	94,770	15,619,044

Building Products 2.8%
AAON, Inc.	364,672	12,577,537
Trex Co., Inc.*	239,990	14,711,387

		27,288,924

Capital Markets 2.4%
MarketAxess Holdings, Inc.	109,629	22,985,912

Chemicals 3.1%
Balchem Corp.	183,046	17,142,258
Sensient Technologies Corp. (a)	199,519	12,940,802

		30,083,060

Commercial Services & Supplies 1.7%
Healthcare Services Group, Inc. (a)	405,002	16,439,031

Diversified Consumer Services 2.8%
Bright Horizons Family Solutions, Inc.*	238,712	27,430,396

Electronic Equipment, Instruments & Components 1.5%
ePlus, Inc.*	168,300	14,285,304

Food Products 2.1%
J&J Snack Foods Corp.	129,226	20,179,932

Health Care Equipment & Supplies 10.9%
Cantel Medical Corp.	256,179	20,276,568
Globus Medical, Inc., Class A*	340,673	18,004,568
LeMaitre Vascular, Inc.	303,467	8,102,569
Masimo Corp.*	201,223	23,261,379
Neogen Corp.*	304,461	18,486,872
Tactile Systems Technology, Inc.*	276,628	18,113,601

		106,245,557

Health Care Providers & Services 2.5%
HealthEquity, Inc.* (a)	269,954	24,781,777

Health Care Technology 6.0%
Medidata Solutions, Inc.*	300,201	21,104,130
Omnicell, Inc.*	324,058	22,910,901
Vocera Communications, Inc.*	420,380	14,591,390

		58,606,421

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 2.2%
Chuy’s Holdings, Inc.*	117,297	$2,858,528
Texas Roadhouse, Inc.	301,905	18,253,176

		21,111,704

Insurance 1.4%
Kinsale Capital Group, Inc.	229,494	13,703,087

IT Services 1.7%
ExlService Holdings, Inc.*	253,481	16,248,132

Leisure Products 0.6%
Nautilus, Inc.*	498,300	6,094,209

Life Sciences Tools & Services 2.4%
Bio-Techne Corp.	139,308	23,364,738

Machinery 8.5%
Barnes Group, Inc.	245,387	13,888,904
Donaldson Co., Inc.	382,281	19,603,370
Middleby Corp. (The)*	77,677	8,723,127
Proto Labs, Inc.*	135,190	16,148,446
RBC Bearings, Inc.*	169,697	25,060,853

		83,424,700

Multiline Retail 2.4%
Ollie’s Bargain Outlet Holdings, Inc.*	255,895	23,772,646

Pharmaceuticals 1.4%
Supernus Pharmaceuticals, Inc.*	294,805	14,020,926

Professional Services 2.4%
Exponent, Inc.	470,324	23,732,549

Road & Rail 2.5%
Genesee & Wyoming, Inc., Class A*	157,343	12,466,286
Marten Transport Ltd.	630,081	12,135,360

		24,601,646

Semiconductors & Semiconductor Equipment 2.3%
Inphi Corp.*	257,883	8,252,256
Monolithic Power Systems, Inc.	117,723	13,905,441

		22,157,697

Software 18.5%
Alarm.com Holdings, Inc.*	366,234	16,290,088
Blackbaud, Inc.	248,085	17,792,656
Bottomline Technologies DE, Inc.*	382,849	25,513,057
Descartes Systems Group, Inc. (The)*	464,761	14,217,039
Ellie Mae, Inc.* (a)	139,308	9,233,334
Envestnet, Inc.* (a)	323,632	16,835,337
Fair Isaac Corp.*	110,339	21,263,429
Paycom Software, Inc.* (a)	182,052	22,792,910
Q2 Holdings, Inc.*	191,850	10,212,176
Tyler Technologies, Inc.*	85,346	18,064,334
Ultimate Software Group, Inc. (The)*	33,655	8,973,433

		181,187,793

Specialty Retail 0.9%
At Home Group, Inc.*	304,461	8,323,964

9

Statement of Investments (Continued)

October 31, 2018

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance 0.9%
Axos Financial, Inc.*	294,379	$8,937,347

Trading Companies & Distributors 1.7%
Beacon Roofing Supply, Inc.*	297,787	8,311,235
SiteOne Landscape Supply, Inc.* (a)	126,670	8,618,627

		16,929,862

Total Common Stocks (cost $762,888,521)		935,974,875

Short-Term Investment 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (b)(c)	2,794,338	2,794,338

Total Short-Term Investment (cost $2,794,338)		2,794,338

Repurchase Agreement 2.4%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $23,324,887, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $23,797,020. (c)(d)	$23,323,468	23,323,468

Total Repurchase Agreement (cost $23,323,468)		23,323,468

Total Investments (cost $789,006,327) — 98.5%		962,092,681

Other assets in excess of liabilities — 1.5%		14,829,440

NET ASSETS — 100.0%		$976,922,121

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $39,461,621, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $2,794,338 and $23,323,468, respectively, and by $14,838,188 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 5.38%, and maturity dates ranging from 11/15/2018 – 5/15/2045; total value of $40,955,994.

(b)	Represents 7-day effective yield as of October 31, 2018.
(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $26,117,806.

(d)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2018

Nationwide Geneva Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $765,682,859)	$938,769,213
Repurchase agreement, at value (cost $23,323,468)	23,323,468
Cash	41,497,199
Interest receivable	74,984
Security lending income receivable	7,993
Receivable for capital shares issued	1,656,897
Prepaid expenses	35,177

Total Assets	1,005,364,931

Liabilities:
Payable for capital shares redeemed	1,274,290
Payable upon return of securities loaned (Note 2)	26,117,806
Accrued expenses and other payables:
Investment advisory fees	668,620
Fund administration fees	46,906
Distribution fees	57,689
Administrative servicing fees	200,268
Accounting and transfer agent fees	24,660
Trustee fees	3,506
Custodian fees	7,914
Compliance program costs (Note 3)	667
Professional fees	23,852
Printing fees	14,570
Other	2,062

Total Liabilities	28,442,810

Net Assets	$976,922,121

Represented by:
Capital	$755,136,025
Total distributable earnings (loss)	221,786,096

Net Assets	$976,922,121

Net Assets:
Class A Shares	$81,648,828
Class C Shares	43,731,100
Class R6 Shares	144,598,599
Institutional Service Class Shares	706,943,594

Total	$976,922,121

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,381,385
Class C Shares	794,396
Class R6 Shares	2,361,493
Institutional Service Class Shares	11,613,064

Total	16,150,338

11

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Geneva Small Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$59.11
Class C Shares (b)	$55.05
Class R6 Shares	$61.23
Institutional Service Class Shares	$60.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$62.72

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $39,461,621 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$3,477,686
Interest income	321,458
Income from securities lending (Note 2)	77,708

Total Income	3,876,852

EXPENSES:
Investment advisory fees	6,849,033
Fund administration fees	287,840
Distribution fees Class A	250,326
Distribution fees Class C	463,327
Administrative servicing fees Class A	130,168
Administrative servicing fees Class C	41,700
Administrative servicing fees Institutional Service Class	620,651
Registration and filing fees	73,665
Professional fees	62,925
Printing fees	87,968
Trustee fees	27,083
Custodian fees	33,197
Accounting and transfer agent fees	83,186
Compliance program costs (Note 3)	3,914
Other	18,007

Total Expenses	9,032,990

NET INVESTMENT LOSS	(5,156,138)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	57,776,462
Net change in unrealized appreciation/depreciation in the value of investment securities	16,196,770

Net realized/unrealized gains	73,973,232

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$68,817,094

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment loss	$(5,156,138)	$(3,828,348)
Net realized gains	57,776,462	35,361,158
Net change in unrealized appreciation/depreciation	16,196,770	124,448,597

Change in net assets resulting from operations	68,817,094	155,981,407

Distributions to Shareholders From:
Distributable earnings:
Class A	(4,739,681)	(139,971	)(a)
Class C	(2,117,954)	(59,320	)(a)
Class R6 (b)	(2,975,704)	(73,671	)(a)
Institutional Service Class	(22,757,130)	(559,568	)(a)

Change in net assets from shareholder distributions	(32,590,469)	(832,530)

Change in net assets from capital transactions	216,803,062	117,541,271

Change in net assets	253,029,687	272,690,148

Net Assets:
Beginning of year	723,892,434	451,202,286

End of year	$976,922,121	$723,892,434	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,109,218	$34,665,190
Dividends reinvested	4,618,954	137,508
Cost of shares redeemed	(63,677,631)	(31,094,277)

Total Class A Shares	(32,949,459)	3,708,421

Class C Shares
Proceeds from shares issued	4,705,947	10,910,259
Dividends reinvested	1,932,235	53,987
Cost of shares redeemed	(8,639,599)	(7,615,115)

Total Class C Shares	(2,001,417)	3,349,131

Class R6 Shares (b)
Proceeds from shares issued	97,700,511	31,897,185
Dividends reinvested	2,814,821	66,308
Cost of shares redeemed	(27,061,811)	(20,203,103)

Total Class R6 Shares	73,453,521	11,760,390

Institutional Service Class Shares
Proceeds from shares issued	391,021,396	249,552,757
Dividends reinvested	20,985,049	487,703
Cost of shares redeemed	(233,706,028)	(151,317,131)

Total Institutional Service Class Shares	178,300,417	98,723,329

Change in net assets from capital transactions	$216,803,062	$117,541,271

14

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	438,727	685,982
Reinvested	84,488	2,923
Redeemed	(1,075,754)	(623,292)

Total Class A Shares	(552,539)	65,613

Class C Shares
Issued	85,119	231,105
Reinvested	37,717	1,212
Redeemed	(153,544)	(162,804)

Total Class C Shares	(30,708)	69,513

Class R6 Shares (b)
Issued	1,633,265	608,974
Reinvested	49,864	1,372
Redeemed	(443,760)	(402,584)

Total Class R6 Shares	1,239,369	207,762

Institutional Service Class Shares
Issued	6,280,713	4,864,994
Reinvested	373,599	10,129
Redeemed	(3,861,846)	(2,940,587)

Total Institutional Service Class Shares	2,792,466	1,934,536

Total change in shares	3,448,588	2,277,424

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net realized gains of $139,971, $59,320, $73,671 and $559,568 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, accumulated undistributed net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment loss of $3,257,312.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$56.05	(0.47)	6.12	5.65	(2.59)	(2.59)	$59.11	10.45%		$81,648,828	1.24%	(0.79%	)	1.24%	19.60%
Year Ended October 31, 2017	$42.70	(0.41)	13.84	13.43	(0.08)	(0.08)	$56.05	31.48%		$108,399,265	1.27%	(0.82%	)	1.27%	22.48%
Year Ended October 31, 2016	$44.80	(0.36)	0.42	0.06	(2.16)	(2.16)	$42.70	0.20%	(h)	$79,769,181	1.31%	(0.86%	)	1.31%	15.18%
Year Ended October 31, 2015	$42.54	(0.43)	5.23	4.80	(2.54)	(2.54)	$44.80	12.27%	(h)	$58,860,727	1.43%	(1.00%	)	1.43%	31.89%
Period Ended October 31, 2014 (i)	$39.92	(0.13)	2.75	2.62	–	–	$42.54	6.56%		$32,021,519	1.62%	(1.29%	)	1.66%	7.48%
Year Ended July 31, 2014	$40.05	(0.49)	1.76	1.27	(1.40)	(1.40)	$39.92	2.94%		$27,931,521	1.59%	(1.15%	)	1.61%	27.16%

Class C Shares
Year Ended October 31, 2018	$52.73	(0.84)	5.75	4.91	(2.59)	(2.59)	$55.05	9.67%		$43,731,100	1.95%	(1.50%	)	1.95%	19.60%
Year Ended October 31, 2017	$40.46	(0.73)	13.08	12.35	(0.08)	(0.08)	$52.73	30.55%		$43,511,654	1.98%	(1.54%	)	1.98%	22.48%
Year Ended October 31, 2016	$42.88	(0.65)	0.39	(0.26)	(2.16)	(2.16)	$40.46	(0.57%	)	$30,572,627	2.05%	(1.60%	)	2.05%	15.18%
Year Ended October 31, 2015	$41.10	(0.71)	5.03	4.32	(2.54)	(2.54)	$42.88	11.49%		$20,731,518	2.16%	(1.70%	)	2.16%	31.89%
Period Ended October 31, 2014 (i)	$38.62	(0.19)	2.67	2.48	–	–	$41.10	6.42%		$15,922,693	2.22%	(1.89%	)	2.36%	7.48%
Year Ended July 31, 2014	$39.04	(0.73)	1.71	0.98	(1.40)	(1.40)	$38.62	2.26%		$15,458,648	2.22%	(1.78%	)	2.26%	27.16%

Class R6 Shares (j)
Year Ended October 31, 2018	$57.76	(0.26)	6.32	6.06	(2.59)	(2.59)	$61.23	10.86%		$144,598,599	0.86%	(0.42%	)	0.86%	19.60%
Year Ended October 31, 2017	$43.83	(0.23)	14.24	14.01	(0.08)	(0.08)	$57.76	31.99%		$64,816,478	0.90%	(0.45%	)	0.90%	22.48%
Year Ended October 31, 2016	$45.78	(0.21)	0.42	0.21	(2.16)	(2.16)	$43.83	0.54%	(h)	$40,080,981	0.94%	(0.49%	)	0.94%	15.18%
Year Ended October 31, 2015	$43.25	(0.32)	5.39	5.07	(2.54)	(2.54)	$45.78	12.72%		$29,607,199	0.94%	(0.71%	)	0.94%	31.89%
Period Ended October 31, 2014 (i)	$40.54	(0.09)	2.80	2.71	–	–	$43.25	6.68%		$681,379	1.22%	(0.90%	)	1.28%	7.48%
Period Ended July 31, 2014 (k)	$43.05	(0.28)	(0.83)	(1.11)	(1.40)	(1.40)	$40.54	(2.79%	)	$483,778	1.18%	(0.77%	)	1.18%	27.16%

Institutional Service Class Shares (l)
Year Ended October 31, 2018	$57.50	(0.32)	6.28	5.96	(2.59)	(2.59)	$60.87	10.74%		$706,943,594	0.96%	(0.52%	)	0.96%	19.60%
Year Ended October 31, 2017	$43.68	(0.29)	14.19	13.90	(0.08)	(0.08)	$57.50	31.85%		$507,165,037	1.00%	(0.56%	)	1.00%	22.48%
Year Ended October 31, 2016	$45.67	(0.26)	0.43	0.17	(2.16)	(2.16)	$43.68	0.45%		$300,779,497	1.04%	(0.59%	)	1.04%	15.18%
Year Ended October 31, 2015	$43.19	(0.31)	5.33	5.02	(2.54)	(2.54)	$45.67	12.61%		$166,949,030	1.16%	(0.71%	)	1.16%	31.89%
Period Ended October 31, 2014 (i)	$40.50	(0.11)	2.80	2.69	–	–	$43.19	6.64%		$109,266,656	1.37%	(1.04%	)	1.38%	7.48%
Year Ended July 31, 2014	$40.51	(0.37)	1.76	1.39	(1.40)	(1.40)	$40.50	3.21%		$97,340,606	1.30%	(0.86%	)	1.33%	27.16%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

October 31, 2018

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2018, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Geneva Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class A, Class C, Class R6 and Institutional Service Class shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

17

Notes to Financial Statements (Continued)

October 31, 2018

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

18

Notes to Financial Statements (Continued)

October 31, 2018

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2018. Please refer to the Statement of Investments for additional information on portfolio holdings.

Small Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$935,974,875	$—	$—	$935,974,875
Repurchase Agreement	—	23,323,468	—	23,323,468
Short-Term Investment	2,794,338	—	—	2,794,338
Total	$938,769,213	$23,323,468	$—	$962,092,681

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Securities Lending

During the year ended October 31, 2018, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also

19

Notes to Financial Statements (Continued)

October 31, 2018

receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2018, which were comprised of cash, were as follows:

Amounts of Liabilities Presented in the Statement of Assets and Liabilities
$26,117,806

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2018, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreement

During the year ended October 31, 2018, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities

20

Notes to Financial Statements (Continued)

October 31, 2018

and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2018, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $180,310,968, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $183,960,750.

At October 31, 2018, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
BNP Paribas Securities Corp	$23,323,468	$—	$23,323,468	$(23,323,468)	$—

Amounts designated as “—” are zero.

*

At October 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Fund’s Statement of Operations.

21

Notes to Financial Statements (Continued)

October 31, 2018

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to net operating losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

For the year ended October 31, 2018, the Fund has no reclassifications between capital and total distributable earnings.

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Henderson Geneva Capital Management Ltd. (the “Subadviser”) as subadviser for the Fund, and provides investment

22

Notes to Financial Statements (Continued)

October 31, 2018

management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended October 31, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.84%
$250 million up to $500 million	0.79%
$500 million and more	0.74%

For the year ended October 31, 2018, the Fund’s effective advisory fee rate was 0.78%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub-administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.22% for all share classes until February 28, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2018, there were no cumulative potential reimbursements which could be reimbursed to NFA.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

23

Notes to Financial Statements (Continued)

October 31, 2018

assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2018, NFM earned $287,840 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2018, the Fund’s portion of such costs amounted to $3,914.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class A shares and 1.00% for Class C shares of the Fund. For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. The Fund’s Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2018, the Fund imposed front-end sales charges of $103,602. From these fees, NFD retained a portion amounting to $16,960.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable CDSCs are 1.00% for both Class A and Class C shares. During the year ended October 31, 2018, the Fund imposed CDSCs of $75. NFD retained all of the CDSCs imposed by the Fund.

24

Notes to Financial Statements (Continued)

October 31, 2018

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of the Fund. For the year ended October 31, 2018, the effective rate for administrative service fees was 0.13%, 0.09%, and 0.10% for Class A, Class C, and Institutional Service Class shares, respectively, for a total amount of $792,519.

As of October 31, 2018, NFA or its affiliates directly held 0.06% of the shares outstanding of the Fund.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended October 31, 2018, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2018, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended October 31, 2018, the Fund had purchases of $331,288,241 and sales of $163,119,983 (excluding short-term securities).

25

Notes to Financial Statements (Continued)

October 31, 2018

6.  Portfolio Investment Risks

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.

Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

26

Notes to Financial Statements (Continued)

October 31, 2018

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended October 31, 2018.

9.  Other

As of October 31, 2018, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund. The Fund had 2 accounts holding 33.08% of the total outstanding shares of the Fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. During the year ended October 31, 2018, the Fund recaptured $26,055 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$32,590,469	$32,590,469	$—	$32,590,469

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

		Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
$—	$832,530	$832,530	$—	$—	832,530

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

27

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$50,643,887	$50,643,887	$—	$(1,321,072)	$172,463,282	$221,786,097

Amounts designated as “—” are zero or have rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$789,629,399	$224,632,375	$(52,169,093)	$172,463,282

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2018, that in accordance with federal income tax regulations the have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2018, the Funds elected to defer late year losses in the amount of 1,321,072.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Geneva Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Nationwide Geneva Small Cap Growth Fund (one of the funds constituting Nationwide Mutual Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

29

Supplemental Information

October 31, 2018 (Unaudited)

Other Federal Tax Information

The Fund designated the following amount, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Small Cap Growth	$32,590,469

30

Management Information

October 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

31

Management Information (Continued)

October 31, 2018

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

32

Management Information (Continued)

October 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

33

Management Information (Continued)

October 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

34

Management Information (Continued)

October 31, 2018

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the local market performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

36

Market Index Definitions (cont.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

37

Market Index Definitions (cont.)

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged, market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

38

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

39

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are

40

Glossary (cont.)

supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

41

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Oh. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2018

AR-SCG (12/18)

Annual Report

October 31, 2018

Nationwide Mutual Funds

International Funds

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Emerging Markets Debt Fund

Nationwide Global Sustainable Equity Fund

Nationwide International Small Cap Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

Beginning on January 1, 2019, you may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with Nationwide Mutual Funds.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The market kept rising throughout the third quarter of the Funds’ annual reporting period with the S&P 500® Index’s (S&P 500) rally to a new high before facing significant volatility in October. Historically, the market has tended to build upon these rebounds.

Small-capitalization earnings had been lagging heading into 2018, but they are now surging thanks in part to the U.S. corporate tax cut. Smaller firms tend to be more U.S.-focused and as a result, historically have faced higher effective tax rates on balance.

The most important macroeconomic indicator of all — the shape of the yield curve — is still pointing to continued healthy gains in stock prices. When the curve has been positively sloped, the S&P 500 has recorded a median increase of 11.4% over the following year.

Economic Review

During the annual reporting period ended October 31, 2018, equity returns moderated, as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust higher their expectation for Federal Reserve action. Domestic equities were higher, with the S&P 500 returning 7.35% for the reporting period. In contrast, the MSCI EAFE® Index (MSCI EAFE) registered -6.85% for the period, while the MSCI Emerging Markets® Index was even weaker, registering -12.52%.

Four distinctly different environments for domestic equities existed during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer saw a return to a stable move higher to record levels before another sharp move lower in October. Economic growth improved throughout the period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated, with the S&P 500 delivering 25% growth in each of the past three quarters. While economic and profit growth are expected to moderate, GDP is forecast to grow at 2.5% and earnings at 9% in calendar year 2019, providing a healthy backdrop for equities.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates four times during the reporting period. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target four additional hikes throughout 2019. Interest rates moved steadily higher in the period, with the 10-year U.S. Treasury yield rising from 2.37% to 3.15%, reaching the highest level since 2011. The 2-year yield ended the period at 2.88%, the highest in 11 years.

The S&P 500 was strong in nine of the 12 months of the reporting period, including a six-month positive streak from April through September.

In the early stages of the reporting period, the S&P 500 continued the rally that began following the 2016 U.S. presidential election, returning 10% between November 2017 and January 2018 to finish at a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and pullback in markets. Steady improvement throughout the summer drove a return to record highs by August before fears on trade, U.S. mid-term elections and FOMC policy renewed the selloff in October.

Returns for the S&P 500 ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since September 2011). The best-performing sectors in the index were consumer discretionary, healthcare and technology, while materials, real estate and utilities lagged. Growth stocks outperformed value stocks for the reporting period, while large-cap indexes beat small-cap indexes.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns

International stocks fell sharply for the reporting period, reversing a trend from the previous year, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve. The 10-year Treasury yield rose by 0.78% during the period, while the 2-year yield gained 1.30%, resulting in a narrowing of the spreads between the two rates to 0.27%, the lowest spread since 2007. Credit spreads were modestly wider during the period.

Index	Annual Total Return (as of October 31, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.34%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-4.83%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.39%
Bloomberg Barclays Municipal Bond	-0.51%
Bloomberg Barclays U.S. Aggregate Bond	-2.05%
Bloomberg Barclays U.S. Corporate High Yield	0.97%
MSCI EAFE®	-6.85%
MSCI Emerging Markets®	-12.52%
MSCI World ex USA	-6.76%
Russell 1000® Growth	10.71%
Russell 1000® Value	3.03%
Russell 2000®	1.85%
S&P 500®	7.35%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Commentary	Nationwide Amundi Global High Yield Fund

For the annual period ended October 31, 2018, the Nationwide Amundi Global High Yield Fund (Class R6) returned 0.94% versus -0.81% for its benchmark, the ICE BofA Merrill Lynch (BofAML) Global High Yield Index. For broader comparison, the median return for the Fund’s closest Morningstar® peer category, High Yield Bond (consisting of 697 funds as of October 31, 2018), was 0.15% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The 12-month reporting period ended October 31, 2018 was a period during which the global high yield market experienced months and even quarters of strong returns but, in aggregate, registered a modestly negative return of -0.28%. It is worth noting that the broad U.S. investment grade-rated corporate bond market lost 2.83% during the same period. The Nationwide Amundi Global High Yield Fund outpaced the market’s return with a positive return 175 basis points above that of the benchmark. Over the course of the reporting period, the Fund benefited from being overweight U.S. high yield, being underweight European high yield and being long several “off-benchmark” investments, including leveraged loans. Despite the increase in oil prices during the reporting period and the Fund’s overweight position to the Energy sector, the overall contribution from Energy was modestly negative, as the Fund was mostly long better-quality companies while the sector’s return came from the more stressed credits. Steel, which had been a significant contributor to performance in previous periods, was also a modest drag on performance for the reporting period. The Fund’s allocation to the Food and Beverage sector was also a modest drag on performance as this sector, which historically has been one of the safer ones in the high-yield market, given its lower cyclicality, was affected by more-aggressive mergers-and-acquisitions (M&A) activity. The Fund’s derivatives activity during the reporting period was focused on hedging the Fund’s currency exposure rather than taking any directional risk.

The fourth quarter of 2017 was the weakest quarter of calendar-year 2017 for high yield. In fact, it was the weakest quarter of the previous two years (2016 and 2017), with the ICE Bank of America Merrill Lynch US High Yield Constrained and Global High Yield (Hedged) Indexes up only 41 basis points and 59 basis points, respectively. The price of the bonds in both indexes was down by about a point, on average. October 2017’s return was more solid for global high yield as Europe and emerging markets were stronger than the U.S. high-yield market, but both U.S. and global high yield experienced a negative return for November. December 2017 and January 2018 usually are seasonally strong months for high-yield performance, with a December “Santa Claus” rally often leading to an extended “January effect” rally. In 2017, high yield did not experience a “Santa Claus” rally as the market under-earned its coupon. It was not until January 2018 that the high-yield market returned to a more bullish tone.

Thankfully, while the global high-yield market under-earned its coupon in the fourth quarter of 2017, the Fund benefited from good performance of new issues purchased both in November and December of 2017 as well as some long-held positions in key sectors such as Steel.

During the first quarter of 2018, investors benefited from a positive January but then had to navigate several uncertainties, though the impacts of those uncertainties varied by asset class. Headline items included: a Federal Open Market Committee (FOMC) interest rate decision, elevated equity market volatility, a Technology sector sell-off and an escalation in global trade tensions. While it was not a surprise that many risky asset markets responded to the above by extending February’s losses into March, some markets took a respite from the volatility that dominated the opening months of 2018. U.S. Treasuries, for example, moved off center-stage following the FOMC’s decision to increase the policy rate another 25 basis points and a message of monetary policy patience from the new U.S. Federal Reserve Chair Jerome Powell, speaking during his inaugural quarterly press conference. As inflation fears subsided and short-term market interest rates repriced closer to the Fed’s expectations (the dots on the Fed’s dot plot, the FOMC members’ outlook for the federal funds rate), U.S. Treasury rate volatility declined as well.

3

Fund Commentary (cont.)	Nationwide Amundi Global High Yield Fund

The global high-yield market lost money in March 2018, though at a rate that was about half of February’s loss. The first quarter of 2018 represented the first time since late 2015 that the global high-yield market had lost money over two months. It would repeat the same behavior in May and June 2018. It is worth remembering that late 2015 was a period when energy, the largest sector in high yield, was still under pressure.

As had seemingly become the norm by the second quarter of 2018, investors were presented with several “worries.” The highlights on the list included: 1) ongoing international trade tensions; 2) turmoil in selected emerging markets; and 3) Italian political uncertainty. For the most part, riskier asset markets climbed the “wall of worry” as investors largely shrugged off the first two items while electing to focus on a macroeconomic outlook supported by solid U.S. (and global) growth, a patient Fed and (relatively) stable U.S. Treasury yields. That said, the second quarter was generally an underwhelming one for U.S. dollar (USD) and global fixed-income market performance. The USD high-yield and leveraged loan markets logged modest positive total returns while higher-quality USD fixed income was generally flat to slightly negative. European high yield was down modestly, but emerging market corporate credit was down hard.

While the U.S. high-yield market generated a positive return in both the second and third quarters of 2018, the global high-yield market did not generate a positive return until the third quarter of 2018. That quarter was positive enough at 1.51% to finally propel the global high-yield index into positive territory for the year through the third quarter of 2018, though not to the magnitude of the 2.52% return of the U.S. high-yield market. Why was there such a large discrepancy between the return of U.S. high yield and global high yield? The answer is emerging markets high yield; it was down 2.01% for the year-to-date through September 30. While the Fund has been close to market weight emerging markets for much of the reporting period, the Fund has benefited from being overweight U.S. high yield for much of the period as well.

While euro high yield, at 2.18% hedged through the third quarter of 2018, also underperformed the U.S. high-yield market, the disparity between the two is not as glaring. October introduced a period of equity market volatility and declining oil prices that erased the benefits of a strong third quarter of 2018 and drove the global high-yield market’s return into negative territory for the reporting period, registering -1.31% for the month. The Fund hedges its currency exposure by entering into forward foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. The market volatility associated with both the non-dollar bonds the Fund holds and the underlying currencies of those non-dollar bonds makes it impossible to be 100% hedged 100% of the time; however, we endeavor to hedge the Fund’s non-dollar currency exposure as completely as possible. We monitor those exposures daily to insure that they are within tight tolerance levels. We do not seek to generate returns based on views expressed in non-dollar currencies. The performance impact of the currency hedging of the portfolio over the course of the reporting period was negligible.

Subadviser:

Amundi Pioneer Institutional Asset Management, Inc.

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds, which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Amundi Global High Yield Fund

Asset Allocation†

Corporate Bonds	83.7%
Loan Participations	12.8%
Repurchase Agreement	2.7%
Short-Term Investment	0.3%
Common Stock††	0.0%
Forward Currency Contracts	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	12.6%
Hotels, Restaurants & Leisure	7.8%
Metals & Mining	6.4%
Energy Equipment & Services	5.4%
Food Products	4.6%
Chemicals	4.1%
Health Care Providers & Services	4.0%
Banks	3.7%
Electric Utilities	3.7%
Pharmaceuticals	3.6%
Other Industries*	44.1%
100.0%

Top Holdings†††

Camping World Holdings, Inc., Term Loan B, 5.03%, 11/8/2023	1.4%
Stoneway Capital Corp., 10.00%, 3/1/2027	1.3%
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025	1.3%
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/2022	1.2%
Aleris International, Inc., 1st Lien Term Loan, 7.05%, 2/27/2023	1.2%
Freedom Mortgage Corp., 8.13%, 11/15/2024	1.1%
Sprint Corp., 7.63%, 2/15/2025	1.1%
JBS USA LUX SA, 6.75%, 2/15/2028	1.1%
Avation Capital SA, 6.50%, 5/15/2021	1.1%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022	1.1%
Other Holdings*	88.1%
100.0%

Top Countries†††

United States	68.5%
Canada	4.4%
Brazil	3.9%
United Kingdom	2.3%
France	2.2%
Argentina	2.1%
United Arab Emirates	2.0%
Germany	1.5%
Italy	1.4%
Mexico	1.3%
Other Countries*	10.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

5

Fund Performance	Nationwide Amundi Global High Yield Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	Inception
Class A	w/o SC1	0.76%	6.74%	[2]
	w/SC3	(1.54)%	5.94%	[2]
Class C	w/o SC1	(0.08)%	5.93%	[2]
	w/SC4	(1.00)%	5.93%	[2]
Class R6[5,6]		0.94%	7.02%	[2]
Institutional Service Class[5]		0.83%	6.97%	[2]
ICE BofA Merrill Lynch Global High Yield Index		(0.81)%	6.16%
CPI		2.52%	2.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.30%	1.20%
Class C	2.05%	1.95%
Class R6	0.80%	0.70%
Institutional Service Class	1.05%	0.95%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Amundi Global High Yield Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Amundi Global High Yield Fund from inception through 10/31/18 versus the ICE BofA Merrill Lynch (BofAML) Global High Yield Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Amundi Global High Yield Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Global High Yield Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,001.70	4.89	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97
Class C Shares	Actual	(a)	1,000.00	997.90	8.56	1.70
	Hypothetical	(a)(b)	1,000.00	1,016.64	8.64	1.70
Class R6 Shares	Actual	(a)	1,000.00	1,002.00	3.53	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Institutional Service Shares	Actual	(a)	1,000.00	1,001.30	4.24	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2018

Nationwide Amundi Global High Yield Fund

Corporate Bonds 83.7%

	Principal Amount	Value

ARGENTINA 2.1%
Electric Utilities 2.1%
Pampa Energia SA, 7.50%, 1/24/2027 (a)	$1,230,000	$1,076,250
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)	1,768,237	1,644,479

		2,720,729

AUSTRALIA 0.3%
Chemicals 0.3%
Nufarm Australia Ltd., 5.75%, 4/30/2026 (a)	410,000	382,838

BRAZIL 3.9%
Banks 0.3%
Banco BTG Pactual SA, 5.50%, 1/31/2023 (a)	400,000	386,004

Chemicals 0.6%
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)	815,000	757,135

Electric Utilities 1.1%
Light Servicos de Eletricidade SA, 7.25%, 5/3/2023 (a)	1,420,000	1,384,514

Health Care Providers & Services 0.5%
Rede D’or Finance Sarl, 4.95%, 1/17/2028 (a)	770,000	680,880

Independent Power and Renewable Electricity Producers 0.7%
Cemig Geracao e Transmissao SA, 9.25%, 12/5/2024 (a)	860,000	918,222

Metals & Mining 0.3%
Gerdau Trade, Inc., 4.88%, 10/24/2027 (a)	380,000	352,640

Oil, Gas & Consumable Fuels 0.4%
Petrobras Global Finance BV, 8.75%, 5/23/2026	465,000	519,335

		4,998,730

CANADA 4.4%
Chemicals 1.1%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	925,000	849,844
5.25%, 6/1/2027 (a)	585,000	527,962

		1,377,806

Commercial Services & Supplies 0.9%
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	1,131,000	1,147,965

Energy Equipment & Services 0.6%
Calfrac Holdings LP, 8.50%, 6/15/2026 (a)	307,000	276,300
Precision Drilling Corp.
6.50%, 12/15/2021	111,845	112,684
7.13%, 1/15/2026 (a)	425,000	421,812

		810,796

Food Products 0.5%
Clearwater Seafoods, Inc., 6.88%, 5/1/2025 (a)	625,000	598,437

Corporate Bonds (continued)

	Principal Amount		Value

CANADA (continued)
Hotels, Restaurants & Leisure 0.7%
1011778 BC ULC, 5.00%, 10/15/2025 (a)		$1,010,000	$946,875

Metals & Mining 0.6%
Teck Resources Ltd., 5.20%, 3/1/2042		865,000	767,687

			5,649,566

CHILE 0.5%
Airlines 0.5%
Latam Finance Ltd., 6.88%, 4/11/2024 (a)		645,000	627,907

FRANCE 2.2%
Banks 1.0%
Societe Generale SA, (USD Swap Semi 5 Year + 4.30%), 7.38%, 10/04/2023 (a)(b)(c)		1,325,000	1,286,906

Construction & Engineering 0.3%
Novafives SAS, 5.00%, 6/15/2025 (a)	EUR	410,000	422,592

Diversified Telecommunication Services 0.2%
Altice France SA, 8.13%, 2/1/2027 (a)		$200,000	198,000

Hotels, Restaurants & Leisure 0.7%
Burger King France SAS, 6.00%, 5/1/2024 (a)	EUR	740,000	886,942

			2,794,440

GERMANY 1.5%
Machinery 0.6%
Platin 1426 GmbH, 5.38%, 6/15/2023 (a)		685,000	751,619

Pharmaceuticals 0.7%
Nidda BondCo GmbH, 5.00%, 9/30/2025 (a)		300,000	327,796
Nidda Healthcare Holding GmbH, 3.50%, 9/30/2024 (a)		490,000	546,673

			874,469

Textiles, Apparel & Luxury Goods 0.2%
Takko Luxembourg 2 SCA, 5.38%, 11/15/2023 (a)		315,000	259,561

			1,885,649

GREECE 0.3%
Hotels, Restaurants & Leisure 0.3%
Intralot Capital Luxembourg SA, 5.25%, 9/15/2024 (a)		440,000	384,927

ITALY 1.4%
Banks 0.6%
Intesa Sanpaolo SpA
5.71%, 1/15/2026 (a)		555,000	492,724
3.88%, 7/14/2027 (a)		385,000	318,017

			810,741

9

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

ITALY (continued)
Chemicals 0.3%
Fire BC SpA, (EURIBOR 3 Month + 4.75%, 4.75% Floor), 4.75%, 9/30/2024 (a)(c)	EUR	375,000	$422,951

Pharmaceuticals 0.5%
Rossini Sarl, 6.75%, 10/30/2025 (a)		530,000	610,810

			1,844,502

KAZAKHSTAN 0.5%
Oil, Gas & Consumable Fuels 0.5%
Nostrum Oil & Gas Finance BV, 7.00%, 2/16/2025 (a)		$780,000	627,900

LUXEMBOURG 0.6%
Wireless Telecommunication Services 0.6%
Matterhorn Telecom SA, 4.00%, 11/15/2027 (a)	EUR	750,000	799,963

MEXICO 1.3%
Hotels, Restaurants & Leisure 1.1%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022 (a)		$1,375,000	1,397,344

Textiles, Apparel & Luxury Goods 0.2%
Grupo Kaltex SA de CV, 8.88%, 4/11/2022 (a)		293,000	230,521

			1,627,865

NETHERLANDS 0.6%
Media 0.6%
Ziggo BV, 5.50%, 1/15/2027 (a)		800,000	734,000

NIGERIA 0.5%
Oil, Gas & Consumable Fuels 0.5%
SEPLAT Petroleum Development Co. plc, 9.25%, 4/1/2023 (a)		650,000	658,255

SINGAPORE 1.1%
Consumer Finance 1.1%
Avation Capital SA, 6.50%, 5/15/2021 (a)		1,395,000	1,398,487

SOUTH AFRICA 0.4%
Chemicals 0.4%
SASOL Financing USA LLC, 5.88%, 3/27/2024		475,000	478,507

SPAIN 1.2%
Internet & Direct Marketing Retail 0.5%
eDreams ODIGEO SA, 5.50%, 9/1/2023 (a)	EUR	522,000	592,420

Multiline Retail 0.7%
El Corte Ingles SA, 3.00%, 3/15/2024 (a)		780,000	887,633

			1,480,053

Corporate Bonds (continued)

	Principal Amount		Value

SWITZERLAND 1.0%
Auto Components 0.4%
Garrett LX I Sarl, 5.13%, 10/15/2026 (a)	EUR	535,000	$560,520

Capital Markets 0.6%
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (a)(b)(c)		$770,000	783,475

			1,343,995

UNITED ARAB EMIRATES 1.9%
Energy Equipment & Services 1.2%
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)		1,605,000	1,609,013

Marine 0.7%
Topaz Marine SA, 9.13%, 7/26/2022 (a)		895,000	922,888

			2,531,901

UNITED KINGDOM 2.3%
Banks 1.8%
Barclays plc, (USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (b)(c)		800,000	798,160
HSBC Holdings plc, (USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (b)(c)		590,000	542,800
Lloyds Banking Group plc, (USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (b)(c)		530,000	532,650
Standard Chartered plc, (USD Swap Semi 5 Year + 5.72%), 7.75%, 4/02/2023 (a)(b)(c)		425,000	429,250

			2,302,860

Oil, Gas & Consumable Fuels 0.5%
Neptune Energy Bondco plc, 6.63%, 5/15/2025 (a)		675,000	658,125

			2,960,985

UNITED STATES 54.9%
Auto Components 0.7%
American Axle & Manufacturing, Inc., 6.25%, 3/15/2026		965,000	911,925

Chemicals 0.2%
Kraton Polymers LLC, 5.25%, 5/15/2026 (a)	EUR	305,000	333,367

Commercial Services & Supplies 1.9%
Covanta Holding Corp., 6.00%, 1/1/2027		$1,025,000	989,125
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (a)		1,063,000	1,123,272
Waste Pro USA, Inc., 5.50%, 2/15/2026 (a)		325,000	307,938

			2,420,335

Communications Equipment 0.0%†
Avaya, Inc., 7.00%, 4/1/2019 (d)(e)(f)		2,135,000	0

10

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

UNITED STATES (continued)
Containers & Packaging 1.5%
BWAY Holding Co., 4.75%, 4/15/2024 (a)	EUR	605,000	$689,982
Crown European Holdings SA, 2.88%, 2/1/2026 (a)		1,095,000	1,212,346

			1,902,328

Diversified Consumer Services 0.5%
Carriage Services, Inc., 6.63%, 6/1/2026 (a)		$700,000	701,750

Diversified Financial Services 0.9%
ASP AMC Merger Sub, Inc., 8.00%, 5/15/2025 (a)		890,000	667,500
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)		478,000	479,195

			1,146,695

Diversified Telecommunication Services 2.2%
Frontier Communications Corp.
7.13%, 1/15/2023		900,000	598,500
8.50%, 4/1/2026 (a)		1,170,000	1,086,637
Windstream Services LLC
8.75%, 12/15/2024 (a)		974,000	472,390
8.63%, 10/31/2025 (a)		734,000	686,290

			2,843,817

Electric Utilities 0.5%
Vistra Operations Co. LLC, 5.50%, 9/1/2026 (a)		656,000	646,160

Electronic Equipment, Instruments & Components 1.5%
Anixter, Inc., 6.00%, 12/1/2025 (a)		315,000	315,787
Belden, Inc.
2.88%, 9/15/2025 (a)	EUR	230,000	254,632
3.38%, 7/15/2027 (a)		780,000	848,093
3.88%, 3/15/2028 (a)		455,000	497,834

			1,916,346

Energy Equipment & Services 3.5%
Exterran Energy Solutions LP, 8.13%, 5/1/2025		945,000	952,087
FTS International, Inc., 6.25%, 5/1/2022		540,000	515,025
Noble Holding International Ltd., 7.88%, 2/1/2026 (a)		1,120,000	1,111,600
Transocean, Inc., 7.25%, 11/1/2025 (a)		1,144,000	1,112,540
Weatherford International LLC, 9.88%, 3/1/2025 (a)		965,000	759,938

			4,451,190

Equity Real Estate Investment Trusts (REITs) 0.9%
Equinix, Inc., 2.88%, 2/1/2026		1,070,000	1,181,637

Food Products 3.3%
JBS Investments II GmbH, 7.00%, 1/15/2026 (a)		$1,035,000	1,022,063
JBS USA LUX SA, 6.75%, 2/15/2028 (a)		1,460,000	1,407,075

Corporate Bonds (continued)

	Principal Amount		Value

UNITED STATES (continued)
Food Products (continued)
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (a)		$790,000	$714,950
Post Holdings, Inc., 5.63%, 1/15/2028 (a)		520,000	488,956
Simmons Foods, Inc., 5.75%, 11/1/2024 (a)		870,000	639,450

			4,272,494

Health Care Providers & Services 3.3%
Quorum Health Corp., 11.63%, 4/15/2023 (g)		765,000	753,525
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/2023 (a)		1,005,000	1,061,531
Surgery Center Holdings, Inc., 6.75%, 7/1/2025 (a)(g)		735,000	690,900
Universal Hospital Services, Inc., 7.63%, 8/15/2020		1,300,000	1,301,625
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)		405,000	379,688

			4,187,269

Hotels, Restaurants & Leisure 4.8%
Caesars Resort Collection LLC, 5.25%, 10/15/2025 (a)		1,150,000	1,070,219
Eldorado Resorts, Inc., 6.00%, 9/15/2026 (a)		511,000	500,473
Enterprise Development Authority (The), 12.00%, 7/15/2024 (a)		1,370,000	1,304,925
Golden Nugget, Inc., 8.75%, 10/1/2025 (a)		1,215,000	1,248,412
International Game Technology plc, 6.25%, 1/15/2027 (a)		465,000	456,281
Scientific Games International, Inc., 3.38%, 2/15/2026 (a)	EUR	625,000	655,309
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)		$1,018,000	956,920

			6,192,539

Household Durables 0.7%
Lennar Corp., 5.00%, 6/15/2027		1,010,000	951,925

Independent Power and Renewable Electricity Producers 2.1%
Calpine Corp., 5.75%, 1/15/2025 (g)		1,210,000	1,081,195
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (a)		340,000	334,900
NRG Energy, Inc.
5.75%, 1/15/2028 (a)(g)		600,000	598,500
5.75%, 1/15/2028		40,000	39,900
Talen Energy Supply LLC
9.50%, 7/15/2022 (a)		665,000	674,975
10.50%, 1/15/2026 (a)		15,000	13,163

			2,742,633

Machinery 2.0%
Cloud Crane LLC, 10.13%, 8/1/2024 (a)		1,000,000	1,077,500
EnPro Industries, Inc., 5.75%, 10/15/2026 (a)		905,000	893,959

11

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Machinery (continued)
Titan International, Inc., 6.50%, 11/30/2023	$680,000	$634,100

		2,605,559

Media 1.6%
CSC Holdings LLC, 5.38%, 2/1/2028 (a)	460,000	433,550
MDC Partners, Inc., 6.50%, 5/1/2024 (a)	950,000	779,000
Salem Media Group, Inc., 6.75%, 6/1/2024 (a)	995,000	890,525

		2,103,075

Metals & Mining 3.1%
AK Steel Corp.
6.38%, 10/15/2025	780,000	694,200
7.00%, 3/15/2027 (g)	870,000	769,950
Cleveland-Cliffs, Inc., 5.75%, 3/1/2025	1,000,000	945,000
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/2022 (a)	1,480,000	1,583,600

		3,992,750

Multiline Retail 0.4%
JC Penney Corp., Inc., 8.63%, 3/15/2025 (a)(g)	245,000	159,250
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (a)	575,000	345,000

		504,250

Oil, Gas & Consumable Fuels 10.3%
American Midstream Partners LP, 9.50%, 12/15/2021 (a)(h)	1,285,000	1,259,300
Blue Racer Midstream LLC, 6.63%, 7/15/2026 (a)	830,000	842,450
Centennial Resource Production LLC, 5.38%, 1/15/2026 (a)	450,000	439,875
Chaparral Energy, Inc., 8.75%, 7/15/2023 (a)	610,000	585,051
Comstock Escrow Corp., 9.75%, 8/15/2026 (a)	635,000	612,775
Covey Park Energy LLC, 7.50%, 5/15/2025 (a)	910,000	894,075
DCP Midstream Operating LP, 5.38%, 7/15/2025	540,000	547,587
Endeavor Energy Resources LP, 5.75%, 1/30/2028 (a)	410,000	423,325
Genesis Energy LP
6.50%, 10/1/2025	830,000	765,675
6.25%, 5/15/2026	315,000	284,287
Halcon Resources Corp., 6.75%, 2/15/2025	885,000	805,350
Indigo Natural Resources LLC, 6.88%, 2/15/2026 (a)	880,000	831,600
PBF Holding Co. LLC, 7.25%, 6/15/2025	785,000	808,550
Resolute Energy Corp., 8.50%, 5/1/2020	645,000	643,388
SRC Energy, Inc., 6.25%, 12/1/2025	650,000	605,312

Corporate Bonds (continued)

	Principal Amount		Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco LP, 4.88%, 1/15/2023 (a)		$245,000	$236,119
Tapstone Energy LLC, 9.75%, 6/1/2022 (a)		985,000	871,725
Targa Resources Partners LP, 5.13%, 2/1/2025		1,005,000	977,363
TerraForm Power Operating LLC, 5.00%, 1/31/2028 (a)		905,000	808,844

			13,242,651

Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc., 6.88%, 10/1/2026 (a)		1,195,000	1,209,938

Pharmaceuticals 2.4%
Bausch Health Cos., Inc.
Reg. S, 4.50%, 5/15/2023	EUR	490,000	536,983
5.88%, 5/15/2023 (a)		$925,000	882,219
9.00%, 12/15/2025 (a)		460,000	479,550
Horizon Pharma, Inc., 6.63%, 5/1/2023		1,200,000	1,209,000

			3,107,752

Real Estate Management & Development 0.6%
Kennedy-Wilson, Inc., 5.88%, 4/1/2024		790,000	758,400

Road & Rail 0.7%
Hertz Corp. (The), 7.63%, 6/1/2022 (a)		947,000	907,179

Specialty Retail 0.5%
L Brands, Inc., 5.25%, 2/1/2028		760,000	648,128

Thrifts & Mortgage Finance 1.3%
Freedom Mortgage Corp., 8.13%, 11/15/2024 (a)		1,525,000	1,410,625
Nationstar Mortgage Holdings, Inc., 8.13%, 7/15/2023 (a)		305,000	310,337

			1,720,962

Trading Companies & Distributors 1.1%
H&E Equipment Services, Inc., 5.63%, 9/1/2025		855,000	814,387
United Rentals North America, Inc., 6.50%, 12/15/2026		645,000	652,089

			1,466,476

Wireless Telecommunication Services 1.5%
Sprint Corp.
7.63%, 2/15/2025 (g)		1,355,000	1,407,506
7.63%, 3/1/2026		545,000	566,800

			71,043,836

ZAMBIA 0.8%
Metals & Mining 0.8%
First Quantum Minerals Ltd., 7.50%, 4/1/2025 (a)		1,140,000	1,017,450

Total Corporate Bonds (cost $113,322,976)			107,992,485

12

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Global High Yield Fund (Continued)

Common Stock 0.0%†

	Shares	Value

UNITED STATES 0.0%
Software 0.0%†
Avaya Holdings Corp.*	84	$1,379

Total Common Stock (cost $—)		1,379

Loan Participations 12.8%

	Principal Amount

UNITED STATES 12.8%
Auto Components 0.6%
Trico Group LLC, 1st Lien Term Loan, 8.81%, 2/2/2024	$725,813	726,720

Building Products 0.5%
Janus International Group LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 2/12/2025 (c)	601,975	597,460

Chemicals 1.1%
New Arclin US Holding Corp., 2nd Lien Term Loan, 11.14%, 2/14/2025	476,000	480,760
New Arclin US Holding Corp., Term Loan, 5.89%, 2/14/2024	1,016,263	1,012,452

		1,493,212

Commercial Services & Supplies 0.6%
West Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 6.53%, 10/10/2024 (c)	781,811	777,363

Construction & Engineering 0.4%
Interior Logic Group, Inc., Term Loan B, 6.39%, 5/21/2025	475,000	473,219

Consumer Services 0.7%
Intrawest Resorts Holdings, Inc., 1st Lien Term Loan B1, 5.30%, 7/31/2024	879,260	879,532

Containers & Packaging 0.9%
Crown Americas LLC, Term Loan, 4.28%, 4/3/2025	131,655	131,726
Kloeckner Pentaplast, Term Loan, 6.55%, 6/30/2022	1,128,600	1,084,585

		1,216,311

Diversified Telecommunication Services 0.9%
Numericable US LLC, Term Loan B11, 5.05%, 7/31/2025	1,152,450	1,110,316

Food Products 0.8%
JBS USA LLC, Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 10/30/2022 (c)	1,029,325	1,028,810

Health Care Providers & Services 0.2%
Gentiva Health Services, Inc., Term Loan, (ICE LIBOR USD 1 Month + 7.00%), 9.31%, 7/2/2026 (c)	315,000	321,300

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure 0.2%
SMG Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 1/23/2025 (c)	$248,750	$248,285

Machinery 0.3%
Shape Technologies Group, Inc., Term Loan, 5.30%, 4/19/2025	438,900	437,803

Metals & Mining 1.6%
Aleris International, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 7.05%, 2/27/2023 (c)	1,481,288	1,491,938
Big River Steel LLC, 1st Lien Term Loan B, 7.39%, 8/23/2023	613,800	619,938

		2,111,876

Multiline Retail 0.8%
JC Penny Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 6.57%, 6/23/2023 (c)	283,125	252,992
Neiman Marcus Group, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.53%, 10/25/2020 (c)	880,753	800,992

		1,053,984

Oil, Gas & Consumable Fuels 0.4%
Delek US Holdings, Inc., Term Loan B, 4.55%, 3/31/2025	447,750	447,378
MEG Energy Corp., 2017 Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 5.81%, 12/31/2023 (c)	34,225	34,261

		481,639

Personal Products 0.8%
Alphabet Holding Company, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 9/26/2024 (c)	1,089,514	1,041,075

Software 0.4%
SS&C Technologies Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 4/16/2025 (c)	148,845	148,018
SS&C Technologies Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 4.55%, 4/16/2025 (c)	384,017	381,882

		529,900

Specialty Retail 1.4%
Camping World Holdings, Inc., Term Loan B, 5.03%, 11/8/2023	1,877,473	1,774,212

Trading Companies & Distributors 0.2%
Reece Ltd., Term Loan B, (ICE LIBOR USD 3 Month + 2.00%), 4.40%, 6/1/2025 (c)	239,400	239,698

Total Loan Participation (cost $16,656,991)		16,542,715

13

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Global High Yield Fund (Continued)

Short-Term Investment 0.3%

	Shares	Value

Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (i)(j)	409,859	$409,859

Total Short-Term Investment (cost $409,859)		409,859

Repurchase Agreement 2.7%

	Principal Amount

BNP Paribas Securities Corp. 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $3,421,168, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $3,490,418. (j)(k)	$3,420,960	3,420,960

Total Repurchase Agreement (cost $3,420,960)		3,420,960

Total Investments (cost $133,810,786) — 99.5%		128,367,398

Other assets in excess of liabilities — 0.5%		693,151

NET ASSETS — 100.0%		$129,060,549

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $79,890,138 which represents 61.90% of net assets.

(b)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.
(d)	Fair valued security.

(e)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(f)	Value determined using significant unobservable inputs.

(g)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $3,708,439, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $409,859 and $3,420,960, respectively, a total value of $3,830,819.

(h)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2018.

(i)	Represents 7-day effective yield as of October 31, 2018.

(j)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $3,830,819.

(k)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

EURIBOR	Euro Interbank Offered Rate

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Currency:

EUR	Euro

USD	United States Dollar

Forward foreign currency contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	13,933,454	EUR	12,206,000	Bank of America NA	11/30/2018	77,541

Net unrealized appreciation						77,541

Currency:

EUR	Euro

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

October 31, 2018

Nationwide Amundi Global High Yield Fund
Assets:
Investment securities, at value* (cost $130,389,826)	$124,946,438
Repurchase agreement, at value (cost $3,420,960)	3,420,960
Cash	486,931
Segregated cash collateral	460,000
Foreign currencies, at value (cost $1,063)	1,063
Interest receivable	2,167,641
Security lending income receivable	7,605
Receivable for investments sold	2,405,751
Receivable for capital shares issued	18,015
Reclaims receivable	4,447
Unrealized appreciation on forward foreign currency contracts (Note 2)	77,541
Reimbursement from investment adviser (Note 3)	18,457
Prepaid expenses	6,710

Total Assets	134,021,559

Liabilities:
Payable for investments purchased	315,000
Payable for capital shares redeemed	209,868
Payable upon return of securities loaned (Note 2)	3,830,819
Due to broker	460,000
Accrued expenses and other payables:
Investment advisory fees	71,272
Fund administration fees	23,489
Distribution fees	400
Administrative servicing fees	354
Accounting and transfer agent fees	2,077
Trustee fees	420
Custodian fees	908
Compliance program costs (Note 3)	83
Professional fees	31,908
Printing fees	6,911
Other	7,501

Total Liabilities	4,961,010

Net Assets	$129,060,549

Represented by:
Capital	$130,504,112
Total distributable earnings (loss)	(1,443,563)

Net Assets	$129,060,549

Net Assets:
Class A Shares	$1,251,332
Class C Shares	153,147
Class R6 Shares	126,173,486
Institutional Service Shares	1,482,584

Total	$129,060,549

15

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Amundi Global High Yield Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	127,614
Class C Shares	15,624
Class R6 Shares	12,855,700
Institutional Service Shares	151,127

Total	13,150,065

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.81
Class C Shares (b)	$9.80
Class R6 Shares	$9.81
Institutional Service Shares	$9.81
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.04

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $3,708,439 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Amundi Global High Yield Fund
INVESTMENT INCOME:
Interest income	$9,269,743
Income from securities lending (Note 2)	98,219

Total Income	9,367,962

EXPENSES:
Investment advisory fees	875,030
Fund administration fees	115,526
Distribution fees Class A	2,850
Distribution fees Class C	1,477
Administrative servicing fees Class A	228
Administrative servicing fees Institutional Service	1,838
Registration and filing fees	53,755
Professional fees	54,454
Printing fees	14,805
Trustee fees	4,149
Custodian fees	5,198
Accounting and transfer agent fees	7,974
Compliance program costs (Note 3)	536
Other	11,271

Total expenses before expenses reimbursed	1,149,091

Expenses reimbursed by adviser (Note 3)	(185,412)

Net Expenses	963,679

NET INVESTMENT INCOME	8,404,283

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	1,287,066
Settlement of forward foreign currency contracts (Note 2)	592,742
Foreign currency transactions (Note 2)	(27,905)

Net realized gains	1,851,903

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(9,054,547)
Forward foreign currency contracts (Note 2)	187,817
Translation of assets and liabilities denominated in foreign currencies	(7,278)

Net change in unrealized appreciation/depreciation	(8,874,008)

Net realized/unrealized losses	(7,022,105)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,382,178

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Nationwide Amundi Global High Yield Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$8,404,283	$9,324,711
Net realized gains	1,851,903	6,123,657
Net change in unrealized appreciation/depreciation	(8,874,008)	770,966

Change in net assets resulting from operations	1,382,178	16,219,334

Distributions to Shareholders From:
Distributable earnings:
Class A	(97,498)	(31,034	)(a)
Class C	(11,890)	(7,519	)(a)
Class R6 (b)	(13,181,019)	(11,200,217	)(a)
Institutional Service	(96,190)	(19,896	)(a)

Change in net assets from shareholder distributions	(13,386,597)	(11,258,666)

Change in net assets from capital transactions	(5,454,683)	(21,782,616)

Change in net assets	(17,459,102)	(16,821,948)

Net Assets:
Beginning of year	146,519,651	163,341,599

End of year	$129,060,549	$146,519,651	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$425,809	$939,641
Dividends reinvested	71,902	25,577
Cost of shares redeemed	(125,861)	(226,374)

Total Class A Shares	371,850	738,844

Class C Shares
Proceeds from shares issued	63,300	16,000
Dividends reinvested	11,475	7,412
Cost of shares redeemed	(45,211)	–

Total Class C Shares	29,564	23,412

Class R6 Shares (b)
Proceeds from shares issued	1,015,269	1,533,698
Dividends reinvested	13,181,019	11,200,217
Cost of shares redeemed	(21,160,999)	(35,585,225)

Total Class R6 Shares	(6,964,711)	(22,851,310)

Institutional Service Shares
Proceeds from shares issued	6,919,730	423,344
Dividends reinvested	95,276	15,484
Cost of shares redeemed	(5,906,392)	(132,390)

Total Institutional Service Shares	1,108,614	306,438

Change in net assets from capital transactions	$(5,454,683)	$(21,782,616)

18

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Global High Yield Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	42,152	89,181
Reinvested	7,135	2,447
Redeemed	(12,426)	(21,461)

Total Class A Shares	36,861	70,167

Class C Shares
Issued	6,365	1,523
Reinvested	1,139	713
Redeemed	(4,546)	–

Total Class C Shares	2,958	2,236

Class R6 Shares (b)
Issued	99,632	146,337
Reinvested	1,306,925	1,076,493
Redeemed	(2,095,994)	(3,396,066)

Total Class R6 Shares	(689,437)	(2,173,236)

Institutional Service Shares
Issued	688,285	40,335
Reinvested	9,502	1,480
Redeemed	(588,601)	(12,521)

Total Institutional Service Shares	109,186	29,294

Total change in shares	(540,432)	(2,071,539)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $29,904, $7,018, $10,487,120 and $19,288 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $1,130, $501, $713,097 and $608 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $380,197.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Global High Yield Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.69	0.59	(0.51)	0.08	(0.47)	(0.49)	(0.96)	$9.81	0.76%		$1,251,332	0.97%	5.90%	1.11%	103.59%
Year Ended October 31, 2017	$10.36	0.62	0.47	1.09	(0.71)	(0.05)	(0.76)	$10.69	10.89%		$970,539	0.96%	5.89%	1.06%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.58	0.27	0.85	(0.49)	–	(0.49)	$10.36	8.83%		$213,186	0.99%	5.83%	1.15%	96.27%

Class C Shares
Year Ended October 31, 2018	$10.69	0.52	(0.52)	–	(0.40)	(0.49)	(0.89)	$9.80	(0.08%	)	$153,147	1.70%	5.16%	1.84%	103.59%
Year Ended October 31, 2017	$10.35	0.54	0.48	1.02	(0.63)	(0.05)	(0.68)	$10.69	10.17%		$135,407	1.70%	5.19%	1.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.50	0.27	0.77	(0.42)	–	(0.42)	$10.35	7.95%		$107,982	1.75%	5.02%	1.91%	96.27%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.70	0.62	(0.52)	0.10	(0.50)	(0.49)	(0.99)	$9.81	0.94%		$126,173,486	0.70%	6.15%	0.84%	103.59%
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%		$144,964,962	0.70%	6.21%	0.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.11%		$162,889,448	0.70%	6.08%	0.84%	96.27%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.70	0.61	(0.52)	0.09	(0.49)	(0.49)	(0.98)	$9.81	0.83%		$1,482,584	0.82%	6.06%	0.96%	103.59%
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%		$448,743	0.70%	6.14%	0.81%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.09%		$130,983	0.75%	6.07%	0.91%	96.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

20

Fund Commentary	Nationwide Amundi Strategic Income Fund

For the annual period ended October 31, 2018, the Nationwide Amundi Strategic Income Fund (Class R6*) returned 3.20% versus -2.05% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Multisector Bond (consisting of 320 funds as of October 31, 2018), was -0.70% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Given the supportive tailwinds from newly lowered U.S. tax rates (corporate and personal), higher business investment and consumer spending, the U.S. economy as measured by Gross Domestic Product (GDP) grew at a 3.0% real rate during the 12 months ended September 30, 2018. Economic optimism remained elevated, as evidenced by an all-time high reading for the Small Business Optimism Index of 108.8 in August 2018. The U.S. labor market remained robust as the unemployment rate in August 2018 declined from 4.1% to 3.7% and touched an over 40-year low, and annual wage growth for U.S. workers, measured by average hourly earnings, increased from 2.8% to 3.1% which marked the first year-over-year growth rate over 3% since 2009. Consumer price inflation (CPI) edged higher and nearer to the U.S. Federal Reserve’s stated goal over the course of the past 12 months. Core CPI increased from 1.8% in October 2017 to 2.2% in October 2018.

Given solid U.S. economic growth, low inflation and relatively “easy” financial conditions (such as elevated equities and narrow credit spreads), the Fed remained vigilant at the task of normalizing monetary policy. The Federal Open Market Committee (FOMC) increased the federal funds rate four times during the 12-month reporting period, to a range of 2.00 - 2.25%, and formally ended the process of reinvesting the principal payments of Agency mortgage-backed securities (MBS) and Treasury holdings. Intermediate-term U.S. Treasury yields increased during the reporting period, with the 10-year Treasury yield increasing from 2.38% to 3.14%. The increase in U.S. yields was driven via a combination of continued FOMC policy normalization, moderately higher U.S. real growth and a modest uptick in U.S. inflation. We anticipate that the pace of policy rate normalization will slow over the next 12 months in a manner consistent with Fed forecasts. It is important to keep in mind that the Fed’s policy rate forecasts are based on economic projections: the pace and path of future monetary policy will, in part, depend on future economic data. We expect that the Fed will be particularly attentive to signs of accelerating inflation or indications that rate hikes are slowing U.S. growth, with the latter providing insight into the neutral level of the federal funds rate. Intermediate-term U.S. Treasury yields currently equate to the likely peak in the federal funds rate over the near term. Given this, we expect limited upside in longer-term U.S. Treasury yields absent a U.S. economic growth shock or surge in inflation.

During the reporting period, the average spread on the Bloomberg Barclays U.S. Investment Grade Corporate Index exhibited elevated volatility and increased 23 basis points, from 95 to 118. The average market yield increased more than 110 basis points, from 3.15% to 4.27%. U.S. investment grade spreads were buffeted about through a combination of elevated interest rate volatility, geopolitical concerns and shifting global investor demand. The average spread on the Bloomberg Barclays U.S. High Yield Index increased 33 basis points, from 338 to 371, but exhibited much less volatility than its investment grade counterpart. The high-yield market’s average yield to worst increased by more than 140 basis points from 5.43% to 6.86%. The U.S. high-yield market was supported by relatively solid issuer fundamentals and favorable supply/demand market technicals. The U.S. securitized credit markets, buoyed by solid fundamentals (U.S. employment and real estate values), generated solid performance during the reporting period as investors embraced investment opportunities away from the typical USD corporate bond market.

The Fund’s management team utilizes a relative value-driven investment process supported by an active management style that focuses on security selection and sector rotation. The Fund held exposure to multiple domestic and global fixed-income credit asset classes during the reporting period. Selected fixed-income exposures included investment grade and high-yield corporate bonds, leveraged loans, MBS, asset-backed securities (ABS) and emerging market debt.

21

Fund Commentary (cont.)	Nationwide Amundi Strategic Income Fund

Security exposures generally are denominated in U.S. dollars but also can be denominated in other currencies. All currency exposure is hedged back to the U.S. dollar. Interest rate exposure, or duration, is actively managed by the Fund’s management team and varies depending on valuations and investment views. Given our view on the relative attractiveness of certain credit market sectors over interest rates, the Fund’s interest rate exposure was managed to around one year throughout the reporting period. We reduced the portfolio’s credit spread duration (or sensitivity to credit spread movements) throughout the reporting period as we grew concerned about market valuations and susceptibility to an increase in market volatility. We favored “secured” credit exposure over “unsecured” credit exposure, and therefore reduced net corporate credit exposure (via cash sales and credit derivative hedges) and maintained higher-than-strategic allocations to bank loans and the securitized credit markets — ABS, residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). We expect to increase the portfolio’s overall credit market risk exposure as valuations reprice to more attractive levels.

Overall, security selection and sector allocation themes were both positive contributors to the Fund’s absolute performance during the reporting period. The Fund’s positioning bias in favor of secured credit and limited interest rate duration contributed to absolute and relative Fund performance for the period. Contributors to Fund performance were led by selection themes within the Fund’s Securitized Credit (RMBS and CMBS) and Bank Loan exposures.

A short position in intermediate German government debt was a modest detractor from Fund performance for the reporting period as German sovereign yields generally declined (higher bond prices) since early 2018. Credit market spread hedges detracted from Fund performance as the cost of the hedges outweighed any market price movements. The Fund’s hedge positions did assist in reducing overall portfolio return volatility during the reporting period. The Fund’s net short positioning in interest rate hedges contributed to Fund performance as interest rates rose and bond prices generally declined during the reporting period.

Looking beyond recent market volatility, our near-term macroeconomic forecast remains in place. Solid U.S. and global economic growth should support issuer credit fundamentals (cash flow generation) and confidence (business and consumer), but market valuations leave less room for error. Thus, lower risk exposures are warranted. Our current domestic macroeconomic forecast calls for 3% area growth to continue into early 2019, but then decline into the mid-to-low 2% area as the year progresses and growth responds to fading fiscal stimulus and tightening Fed monetary policies. The Fed is likely to continue to normalize monetary policy with an eye on the data: employment, inflation and financial conditions. Market volatility is expected to remain elevated over the intermediate term as markets adjust to less-accommodative global central bank policies and slower economic growth, and as the pro-growth benefits from the 2018 U.S. tax cuts wane.

Subadviser:

Amundi Pioneer Institutional Asset Management, Inc.

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

*Performance is shown for the Fund’s Class R6 because that share class now has more assets than the Fund’s Institutional Service Class (which was previously shown for performance reporting).

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds, which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk) and sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Fund Overview	Nationwide Amundi Strategic Income Fund

Asset Allocation†

Corporate Bonds	46.5%
Asset-Backed Securities	15.5%
Collateralized Mortgage Obligations	12.8%
Loan Participations	12.3%
Commercial Mortgage-Backed Securities	4.0%
Foreign Government Securities	1.8%
Short-Term Investments	0.6%
Repurchase Agreement	0.4%
Futures Contracts	0.2%
Forward Currency Contracts††	0.0%
Credit Default Swaps	(1.9)%
Other assets in excess of liabilities†††	7.8%
100.0%

Top Industries††††

Oil, Gas & Consumable Fuels	7.0%
Banks	6.6%
Wireless Telecommunication Services	3.2%
Food Products	2.3%
Diversified Telecommunication Services	2.2%
Hotels, Restaurants & Leisure	2.0%
Electric Utilities	2.0%
Energy Equipment & Services	2.0%
Multiline Retail	2.0%
Chemicals	1.9%
Other Industries*	68.8%
100.0%

Top Holdings††††

FHLMC Structured Agency Credit Risk Debt Notes, 7.43%, 10/25/2029	1.8%
FNMA, 6.28%, 5/25/2030	1.7%
Westlake Automobile Receivables Trust, 4.53%, 5/15/2023	1.6%
Conn’s Receivables Funding LLC, 6.02%, 1/15/2023	1.6%
Westlake Automobile Receivables Trust, 4.86%, 1/16/2024	1.6%
BNP Paribas SA, 4.38%, 3/1/2033	1.5%
Camping World Holdings, Inc., Term Loan B, 5.03%, 11/8/2023	1.4%
Nationstar HECM Loan Trust, 4.70%, 2/25/2028	1.3%
Stoneway Capital Corp., 10.00%, 3/1/2027	1.3%
SBA Senior Finance II LLC, 2nd Lien Term Loan, 4.31%, 4/6/2025	1.2%
Other Holdings*	85.0%
100.0%

Top Countries††††

United States	78.9%
Bermuda	3.2%
France	2.6%
Italy	2.0%
Singapore	1.6%
Argentina	1.5%
United Kingdom	1.4%
Canada	1.3%
Brazil	1.2%
Spain	1.2%
Other Countries*	5.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

23

Fund Performance	Nationwide Amundi Strategic Income Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	Inception
Class A	w/o SC1	2.91%	7.14%	[2]
	w/SC3	0.56%	6.33%	[2]
Class C	w/o SC1	2.14%	6.35%	[2]
	w/SC4	1.18%	6.35%	[2]
Class R6[5,6]		3.20%	7.45%	[2]
Institutional Service Class[5]		3.22%	7.44%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index		(2.05)%	1.04%
CPI		2.52%	2.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.77%	1.17%
Class C	2.52%	1.92%
Class R6	1.27%	0.67%
Institutional Service Class	1.52%	0.92%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

24

Fund Performance (cont.)	Nationwide Amundi Strategic Income Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Amundi Strategic Income Fund from inception through 10/31/18 versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

25

Shareholder Expense Example	Nationwide Amundi Strategic Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Strategic Income Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,003.40	4.75	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Class C Shares	Actual	(a)	1,000.00	999.40	8.77	1.74
	Hypothetical	(a)(b)	1,000.00	1,016.43	8.84	1.74
Class R6 Shares	Actual	(a)	1,000.00	1,004.80	3.39	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Institutional Service Shares	Actual	(a)	1,000.00	1,005.70	3.39	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

26

Statement of Investments

October 31, 2018

Nationwide Amundi Strategic Income Fund

Asset-Backed Securities 15.5%

	Principal Amount	Value

CANADA 0.1%
Airlines 0.1%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/2021 (a)	$68,700	$69,988

UNITED STATES 15.4%
Automobiles 5.6%
CPS Auto Receivables Trust, Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	170,000	168,393
First Investors Auto Owner Trust, Series 2017-2A, Class E, 5.48%, 10/15/2024 (a)	350,000	352,353
Foursight Capital Automobile Receivables Trust
Series 2018-1, Class E, 5.56%, 1/16/2024 (a)	230,000	228,586
Series 2018-1, Class F, 6.82%, 4/15/2025 (a)	1,080,000	1,093,420
Tidewater Auto Receivables Trust, Series 2018-AA, Class E, 5.48%, 10/15/2026 (a)	750,000	745,438
Westlake Automobile Receivables Trust
Series 2018-1A, Class E, 4.53%, 5/15/2023 (a)	1,790,000	1,781,209
Series 2018-3A, Class E, 4.90%, 12/15/2023 (a)	490,000	488,076
Series 2018-2A, Class E, 4.86%, 1/16/2024 (a)	1,755,000	1,750,714

		6,608,189

Home Equity 1.2%
Nationstar HECM Loan Trust, Series 2018-1A, Class M4, 4.70%, 2/25/2028 (a)(b)	1,400,000	1,399,720

Other 8.6%
BCC Funding XIV LLC, Series 2018-1A, Class E, 6.00%, 4/21/2025 (a)	500,000	494,483
Conn’s Receivables Funding LLC, Series 2018-A, Class C, 6.02%, 1/15/2023 (a)	1,750,000	1,756,019
Engs Commercial Finance Trust, Series 2018-1A, Class E, 6.10%, 8/22/2025 (a)	930,000	930,835
Invitation Homes Trust, Series 2018-SFR3, Class E, 4.29%, 7/17/2037 (a)(b)	550,000	551,888
Progress Residential Trust
Series 2015-SFR2, Class F, 5.07%, 6/12/2032 (a)	1,200,000	1,208,574
Series 2017-SFR1, Class E, 4.26%, 8/17/2034 (a)	310,000	304,029
Series 2017-SFR1, Class F, 5.35%, 8/17/2034 (a)	1,200,000	1,212,549
Series 2018-SFR1, Class E, 4.38%, 3/17/2035 (a)	780,000	765,688

Asset-Backed Securities (continued)

	Principal Amount	Value

UNITED STATES (continued)
Other (continued)
Series 2018-SFR1, Class F, 4.78%, 3/17/2035 (a)	$900,000	$888,799
Series 2018-SFR3, Class F, 5.37%, 10/17/2035 (a)	920,000	969,538
Tricon American Homes Trust
Series 2016-SFR1, Class F, 5.77%, 11/17/2033 (a)	240,000	243,778
Series 2017-SFR2, Class D, 3.67%, 1/17/2036 (a)	150,000	144,742
Series 2017-SFR2, Class E, 4.22%, 1/17/2036 (a)	475,000	467,022
Series 2017-SFR2, Class F, 5.10%, 1/17/2036 (a)	140,000	140,166

		10,078,110

		18,086,019

Total Asset-Backed Securities (cost $18,166,900)		18,156,007

Collateralized Mortgage Obligations 12.8%
BERMUDA 2.3%
Bellemeade Re Ltd.
Series 2018-1A, Class M1B, 3.88%, 4/25/2028 (a)(b)	1,020,000	1,025,321
Series 2018-2A, Class B1, 4.93%, 8/25/2028 (a)(b)	460,000	475,809
Oaktown Re II Ltd., Series 2018-1A, Class M1, 3.83%, 7/25/2028 (a)(b)	1,140,000	1,141,376

		2,642,506

UNITED STATES 10.5%
Angel Oak Mortgage Trust LLC, Series 2017-1, Class B1, 6.31%, 1/25/2047 (a)(b)	470,000	476,977
COLT Mortgage Loan Trust, Series 2017-2, Class B1, 4.56%, 10/25/2047 (a)(b)	365,000	364,765
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2, 0.00%, 4/25/2031 (a)(b)	640,000	640,699
Deephaven Residential Mortgage Trust
Series 2018-2A, Class M1, 4.37%, 4/25/2058 (a)(b)	350,000	345,290
Series 2018-2A, Class B2, 6.04%, 4/25/2058 (a)(b)	940,000	939,729
FHLMC REMICS
Series 4395, Class TI, IO, 4.00%, 5/15/2026	207,556	18,248
Series 3927, Class AI, IO, 4.50%, 8/15/2026	587,381	49,597
Series 4097, Class CI, IO, 3.00%, 8/15/2027	733,620	61,132
Series 4123, Class DI, IO, 3.00%, 10/15/2027	1,879,213	157,772
Series 4244, Class AI, IO, 4.50%, 8/15/2028	418,160	38,576

27

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

UNITED STATES (continued)
FHLMC Stacr Trust
Series 2018-HQA2, Class M2, 4.59%, 10/25/2048 (b)	$360,000	$357,487
Series 2018-HQA2, Class B2, 13.29%, 10/25/2048 (b)	1,090,000	1,120,509
FHLMC Structured Agency Credit Risk Debt Notes
Series 2015-HQ1, Class B, 13.04%, 3/25/2025 (b)	407,555	561,373
Series 2015-HQA1, Class B, 11.08%, 3/25/2028 (b)	567,714	700,970
Series 2017-HQA1, Class B1, 7.28%, 8/25/2029 (b)	1,000,000	1,139,774
Series 2017-DNA2, Class B1, 7.43%, 10/25/2029 (b)	1,668,000	1,924,206
FNMA
Series 2016-C04, Class 1B, 12.53%, 1/25/2029 (b)	199,867	263,766
Series 2017-C07, Class 1B1, 6.28%, 5/25/2030 (b)	1,800,000	1,894,383
Series 2018-C06, Class 1B1, 6.03%, 3/25/2031 (b)	600,000	588,048
FNMA REMICS
Series 2012-130, Class UI, IO, 3.00%, 12/25/2027	906,719	75,416
Series 2012-150, Class BI, IO, 3.00%, 1/25/2028	843,882	71,089
Series 2013-5, Class YI, IO, 3.00%, 2/25/2028	955,941	80,520
Series 2009-31, Class PI, IO, 5.00%, 11/25/2038	210,098	35,634
GNMA REMICS
Series 2011-167, Class , IO, 5.00%, 12/16/2020 (c)	27,879	884
Series 2013-84, Class SC, IO, 4.32%, 3/16/2040 (b)	165,732	19,488
Series 2011-135, Class QI, IO, 4.50%, 6/16/2041	197,506	31,450
Series 2012-140, Class IC, IO, 3.50%, 11/20/2042	232,826	43,811
Series 2016-5, Class CS, IO, 3.87%, 1/20/2046 (b)	322,093	48,480
Series 2016-20, Class SB, IO, 3.82%, 2/20/2046 (b)	656,659	92,847
Series 2016-81, Class , IO, 4.00%, 6/20/2046	196,723	38,937
Series 2016-88, Class SM, IO, 3.82%, 7/20/2046 (b)	310,662	48,443
Series 2016-108, Class QI, IO, 4.00%, 8/20/2046	142,227	31,294
Series 2016-118, Class DS, IO, 3.82%, 9/20/2046 (b)	313,152	55,800
Series 2016-145, Class UI, IO, 3.50%, 10/20/2046	220,059	44,629

		12,362,023

Total Collateralized Mortgage Obligations (cost $14,537,549)		15,004,529

Commercial Mortgage-Backed Securities 4.0%

	Principal Amount	Value

UNITED STATES 4.0%
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.58%, 11/15/2048 (b)	$250,000	$226,825
GS Mortgage Securities Trust, Series 2016-GS4, Class D, 3.23%, 11/10/2049 (a)(b)	1,340,000	1,129,609
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class D, 4.89%, 1/15/2047 (a)(b)	1,285,000	1,255,205
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D, 4.75%, 6/15/2047 (a)(b)	950,000	847,185
Morgan Stanley Capital I Trust , Series 2016-UBS9, Class D, 3.00%, 3/15/2049 (a)	785,000	658,556
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class D, 4.88%, 1/15/2059 (b)	125,000	120,077
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.42%, 3/15/2048 (a)(b)	445,000	407,388

Total Commercial Mortgage-Backed Securities (cost $4,474,371)		4,644,845

Corporate Bonds 46.5%
ARGENTINA 1.4%
Electric Utilities 1.4%
Pampa Energia SA, 7.50%, 1/24/2027 (a)	295,000	258,125
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)	1,503,243	1,398,031

		1,656,156

BERMUDA 0.8%
Beverages 0.8%
Bacardi Ltd., 5.30%, 5/15/2048 (a)	1,000,000	929,932

BRAZIL 0.9%
Chemicals 0.7%
Braskem Netherlands Finance BV, 4.50%, 1/10/2028 (a)	885,000	822,165

Water Utilities 0.2%
Aegea Finance Sarl, 5.75%, 10/10/2024 (a)	300,000	288,753

		1,110,918

CANADA 1.1%
Commercial Services & Supplies 0.6%
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	704,000	714,560

Energy Equipment & Services 0.2%
Calfrac Holdings LP, 8.50%, 6/15/2026 (a)	269,000	242,100

28

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

CANADA (continued)
Food Products 0.1%
Clearwater Seafoods, Inc., 6.88%, 5/1/2025 (a)	$145,000	$138,837

Hotels, Restaurants & Leisure 0.2%
1011778 BC ULC, 5.00%, 10/15/2025 (a)	230,000	215,625

		1,311,122

FRANCE 2.5%
Banks 2.5%
BNP Paribas SA, (USD Swap Semi 5 Year + 1.48%), 4.38%, 3/1/2033 (a)(d)	1,825,000	1,694,029
Societe Generale SA, (USD Swap Semi 5 Year + 4.30%), 7.38%, 10/04/2023 (a)(d)(e)	1,175,000	1,141,219

		2,835,248

ITALY 1.9%
Banks 1.1%
Intesa Sanpaolo SpA, 3.88%, 7/14/2027 (a)	300,000	247,805
UniCredit SpA, (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a)(d)	1,260,000	1,077,991

		1,325,796

Chemicals 0.3%
Fire BC SpA, (EURIBOR 3 Month + 4.75%, 4.75% Floor), 4.75%, 9/30/2024 (a)(d)	EUR 330,000	372,197

Pharmaceuticals 0.5%
Rossini Sarl, 6.75%, 10/30/2025 (a)	475,000	547,424

		2,245,417

KAZAKHSTAN 0.2%
Oil, Gas & Consumable Fuels 0.2%
Nostrum Oil & Gas Finance BV, 7.00%, 2/16/2025 (a)	$345,000	277,725

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
Sands China Ltd., 5.13%, 8/8/2025 (a)	300,000	294,160

MEXICO 0.3%
Textiles, Apparel & Luxury Goods 0.3%
Grupo Kaltex SA de CV, 8.88%, 4/11/2022 (a)	480,000	377,645

SINGAPORE 1.5%
Banks 0.5%
DBS Group Holdings Ltd., (USD ICE Swap Rate 5 Year + 1.59%), 4.52%, 12/11/2028 (a)(d)	554,000	560,044

Consumer Finance 1.0%
Avation Capital SA, 6.50%, 5/15/2021 (a)	1,205,000	1,208,012

		1,768,056

Corporate Bonds (continued)

	Principal Amount	Value

SOUTH AFRICA 0.6%
Chemicals 0.6%
SASOL Financing USA LLC, 5.88%, 3/27/2024	$625,000	$629,614

SPAIN 1.1%
Internet & Direct Marketing Retail 0.4%
eDreams ODIGEO SA, 5.50%, 9/1/2023 (a)	EUR 463,000	525,461

Multiline Retail 0.7%
El Corte Ingles SA, 3.00%, 3/15/2024 (a)	695,000	790,904

		1,316,365

SWITZERLAND 1.0%
Auto Components 0.4%
Garrett LX I Sarl, 5.13%, 10/15/2026 (a)	475,000	497,658

Capital Markets 0.6%
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (a)(d)(e)	675,000	686,813

		1,184,471

UNITED ARAB EMIRATES 0.5%
Energy Equipment & Services 0.5%
Shelf Drilling Holdings Ltd., 8.25%, 2/15/2025 (a)	560,000	561,400

UNITED KINGDOM 1.3%
Banks 1.3%
Barclays plc, (USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (d)(e)	800,000	798,160
HSBC Holdings plc, (USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (d)(e)	265,000	243,800
Lloyds Banking Group plc, (USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (d)(e)	470,000	472,350

		1,514,310

UNITED STATES 31.2%
Banks 0.8%
Citigroup, Inc., 4.65%, 7/23/2048	1,025,000	989,855

Biotechnology 0.5%
Celgene Corp., 3.90%, 2/20/2028	610,000	572,696

Capital Markets 1.0%
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	1,210,000	1,136,612

Commercial Services & Supplies 0.8%
Covanta Holding Corp., 6.00%, 1/1/2027	910,000	878,150

29

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Containers & Packaging 0.5%
BWAY Holding Co., 4.75%, 4/15/2024 (a)	EUR 520,000	$593,042

Diversified Consumer Services 0.5%
Carriage Services, Inc., 6.63%, 6/1/2026 (a)	$608,000	609,520

Diversified Financial Services 0.9%
AXA Equitable Holdings, Inc., 4.35%, 4/20/2028 (a)	720,000	687,984
Verscend Escrow Corp., 9.75%, 8/15/2026 (a)	335,000	335,837

		1,023,821

Diversified Telecommunication Services 1.4%
Frontier Communications Corp.
7.13%, 1/15/2023	750,000	498,750
8.50%, 4/1/2026 (a)	265,000	246,119
Windstream Services LLC, 8.63%, 10/31/2025 (a)	1,000,000	935,000

		1,679,869

Electric Utilities 0.5%
Vistra Operations Co. LLC, 5.50%, 9/1/2026 (a)	579,000	570,315

Electronic Equipment, Instruments & Components 0.8%
Belden, Inc., 3.88%, 3/15/2028 (a)	EUR 905,000	990,197

Energy Equipment & Services 1.2%
Transocean, Inc., 7.25%, 11/1/2025 (a)	$769,000	747,852
Weatherford International LLC, 9.88%, 3/1/2025 (a)	830,000	653,625

		1,401,477

Equity Real Estate Investment Trusts (REITs) 0.1%
American Homes 4 Rent LP, 4.25%, 2/15/2028	125,000	118,154

Food Products 1.9%
Conagra Brands, Inc., 3.80%, 10/22/2021	360,000	360,332
JBS Investments II GmbH, 7.00%, 1/15/2026 (a)	925,000	913,438
JBS USA LUX SA, 6.75%, 2/15/2028 (a)	330,000	318,038
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (a)	705,000	638,025

		2,229,833

Health Care Providers & Services 0.5%
Halfmoon Parent, Inc., 4.90%, 12/15/2048 (a)	590,000	560,757

Hotels, Restaurants & Leisure 1.5%
Eldorado Resorts, Inc., 6.00%, 9/15/2026 (a)	346,000	338,872
Enterprise Development Authority (The), 12.00%, 7/15/2024 (a)	895,000	852,488
Scientific Games International, Inc., 3.38%, 2/15/2026 (a)	EUR 135,000	141,547
VOC Escrow Ltd., 5.00%, 2/15/2028 (a)	$440,000	413,600

		1,746,507

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Household Durables 0.7%
Lennar Corp., 5.00%, 6/15/2027	$910,000	$857,675

Independent Power and Renewable Electricity Producers 1.6%
Calpine Corp. 5.75%, 1/15/2025 (f)	570,000	509,323
5.25%, 6/1/2026 (a)	500,000	459,375
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (a)	300,000	295,500
Talen Energy Supply LLC, 10.50%, 1/15/2026 (a)	655,000	574,763

		1,838,961

Insurance 0.5%
Protective Life Corp., 4.30%, 9/30/2028 (a)	600,000	583,253

Machinery 0.7%
EnPro Industries, Inc., 5.75%, 10/15/2026 (a)	790,000	780,362

Media 1.6%
Comcast Corp., 4.60%, 10/15/2038	780,000	763,199
MDC Partners, Inc., 6.50%, 5/1/2024 (a)	1,100,000	902,000
Salem Media Group, Inc., 6.75%, 6/1/2024 (a)	270,000	241,650

		1,906,849

Multiline Retail 0.2%
JC Penney Corp., Inc., 8.63%, 3/15/2025 (a)(f)	335,000	217,750

Oil, Gas & Consumable Fuels 6.4%
Blue Racer Midstream LLC, 6.63%, 7/15/2026 (a)	715,000	725,725
Comstock Escrow Corp., 9.75%, 8/15/2026 (a)	665,000	641,725
DCP Midstream Operating LP, 5.38%, 7/15/2025	470,000	476,603
Enable Midstream Partners LP, 4.95%, 5/15/2028	445,000	435,335
Genesis Energy LP 6.50%, 10/1/2025	880,000	811,800
6.25%, 5/15/2026	425,000	383,562
Kinder Morgan, Inc., 4.30%, 3/1/2028	470,000	454,366
MPLX LP, 4.50%, 4/15/2038	1,220,000	1,087,071
Resolute Energy Corp., 8.50%, 5/1/2020	775,000	773,063
Sunoco LP, 4.88%, 1/15/2023 (a)	1,150,000	1,108,313
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/2028	555,000	532,006

		7,429,569

Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc., 6.88%, 10/1/2026 (a)	1,065,000	1,078,313

30

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

UNITED STATES (continued)
Real Estate Management & Development 0.8%
Kennedy-Wilson, Inc., 5.88%, 4/1/2024	$1,000,000	$960,000

Road & Rail 0.7%
Hertz Corp. (The), 7.63%, 6/1/2022 (a)	839,000	803,720

Thrifts & Mortgage Finance 1.4%
Freedom Mortgage Corp. 8.13%, 11/15/2024 (a)	1,175,000	1,086,875
8.25%, 4/15/2025 (a)	580,000	536,500

		1,623,375

Trading Companies & Distributors 0.9%
United Rentals North America, Inc., 4.88%, 1/15/2028	1,215,000	1,094,654

Wireless Telecommunication Services 1.9%
Sprint Corp., 7.63%, 3/1/2026	605,000	629,200
Sprint Spectrum Co. LLC, 5.15%, 3/20/2028 (a)	680,000	680,000
T-Mobile USA, Inc., 4.75%, 2/1/2028	955,000	883,375

		2,192,575

		36,467,861

Total Corporate Bonds (cost $57,212,573)		54,480,400

Foreign Government Securities 1.8%
BRAZIL 0.2%
Federative Republic of Brazil, 5.63%, 2/21/2047	255,000	228,862

OMAN 0.5%
Oman Government Bond, 4.13%, 1/17/2023 (a)	575,000	550,643

QATAR 0.5%
Qatar Government Bond, 5.10%, 4/23/2048 (a)	535,000	543,025

SAUDI ARABIA 0.6%
Kingdom of Saudi Arabia, 5.00%, 4/17/2049 (a)	775,000	743,250

Total Foreign Government Securities (cost $2,112,298)		2,065,780

Loan Participations 12.3%
UNITED STATES 12.3%
Auto Components 0.1%
Trico Group LLC, 1st Lien Term Loan, 8.81%, 2/2/2024	153,063	153,254

Building Products 0.8%
Janus International Group LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 5.30%, 2/12/2025 (d)	995,000	987,537

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Chemicals 0.2%
New Arclin US Holding Corp., 2nd Lien Term Loan, 11.14%, 2/14/2025	$85,000	$85,850
New Arclin US Holding Corp., Term Loan, 5.89%, 2/14/2024	184,775	184,082

		269,932

Commercial Services & Supplies 0.1%
West Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 6.53%, 10/10/2024 (d)	161,754	160,834

Construction & Engineering 0.4%
Interior Logic Group, Inc., Term Loan B, 6.39%, 5/21/2025	415,000	413,444

Consumer Services 0.2%
Intrawest Resorts Holdings, Inc., 1st Lien Term Loan B1, 5.30%, 7/31/2024	181,353	181,409

Containers & Packaging 0.4%
Kloeckner Pentaplast, Term Loan, 6.55%, 6/30/2022	455,400	437,639

Diversified Telecommunication Services 0.6%
Numericable US LLC, Term Loan B11, 5.05%, 7/31/2025	443,250	427,045
Windstream Corp., Term Loan B, (ICE LIBOR USD 1 Month + 4.00%), 6.29%, 3/29/2021 (d)	351,174	328,723

		755,768

Electronic Equipment, Instruments & Components 0.3%
ATS Consolidated, Inc., Term Loan, 6.04%, 2/28/2025	348,250	350,137

Equity Real Estate Investment Trusts (REITs) 0.3%
Iron Mountain, Inc., 1st Lien Term Loan B, 4.05%, 1/2/2026	333,325	328,242

Food Products 0.2%
JBS USA LLC, Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 10/30/2022 (d)	187,150	187,056

Health Care Providers & Services 0.2%
Gentiva Health Services, Inc., Term Loan, (ICE LIBOR USD 1 Month + 7.00%), 9.31%, 7/2/2026 (d)	270,000	275,400

Insurance 0.3%
Pre-Paid Legal Services, Inc., Term Loan, 5.55%, 4/11/2025	321,125	322,143

Internet & Direct Marketing Retail 0.4%
Shutterfly, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.75%), 5.06%, 8/17/2024 (d)	523,688	523,426

Machinery 0.6%
Shape Technologies Group, Inc., Term Loan, 5.30%, 4/19/2025	673,313	671,629

31

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

UNITED STATES (continued)
Metals & Mining 1.2%
Aleris International, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 7.05%, 2/27/2023 (d)	$1,246,875	$1,255,840
Big River Steel LLC, 1st Lien Term Loan B, 7.39%, 8/23/2023	123,750	124,988

		1,380,828

Multiline Retail 1.0%
JC Penny Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 6.57%, 6/23/2023 (d)	188,750	168,661
Neiman Marcus Group, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 5.53%, 10/25/2020 (d)	1,090,762	991,983

		1,160,644

Personal Products 0.7%
Alphabet Holding Company, Inc., Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.80%, 9/26/2024 (d)	899,858	859,850

Pharmaceuticals 0.4%
Bausch Health Companies, Inc., (ICE LIBOR USD 1 Month + 3.00%), 5.27%, 6/2/2025 (d)	429,000	428,901

Semiconductors & Semiconductor Equipment 0.7%
Microchip Technology, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.31%, 5/29/2025 (d)	800,335	797,134

Software 0.6%
SS&C Technologies Holdings, Inc., Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.55%, 4/16/2025 (d)	206,093	204,948
SS&C Technologies Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 4.55%, 4/16/2025 (d)	531,717	528,760

		733,708

Specialty Retail 1.3%
Camping World Holdings, Inc., Term Loan B, 5.03%, 11/8/2023	1,616,146	1,527,258

Trading Companies & Distributors 0.2%
Reece Ltd., Term Loan B, (ICE LIBOR USD 3 Month + 2.00%), 4.40%, 6/1/2025 (d)	204,488	204,743

Wireless Telecommunication Services 1.1%
SBA Senior Finance II LLC, 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 4.31%, 4/6/2025 (d)	1,331,663	1,328,186

Total Loan Participations (cost $14,508,266)		14,439,102

Short-Term Investments 0.6%

	Principal Amount	Value

U.S. Treasury Obligation 0.6%
U.S. Treasury Bills, 2.15% 1/24/2019 (g)	$660,000	$656,526

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (h)(i)	55,080	55,080

Total Short-Term Investment (cost $711,789)		711,606

Repurchase Agreement 0.4%

	Principal Amount

BNP Paribas Securities Corp. 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $459,757, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $469,064. (h)(j)	$459,729	459,729

Total Repurchase Agreement (cost $459,729)		459,729

Total Investments (cost $112,183,475) — 93.9%		109,961,998

Other assets in excess of liabilities — 6.1%		7,138,173

NET ASSETS — 100.0%		$117,100,171

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $66,831,529 which represents 57.07% of net assets.

(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2018.

(c)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

32

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund (Continued)

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(f)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $503,364, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $55,080 and $459,729, respectively, a total value of $514,809.

(g)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $514,809.

(i)	Represents 7-day effective yield as of October 31, 2018.

(j)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.
FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

EUR	Euro

USD	United States Dollar

Centrally Cleared Credit default swap contracts outstanding — buy protection as of October 31, 20181:

Reference Obligation/Index	Financing Rate Paid/ (Received) by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread[2]	Notional Amount[3]	Upfront Payments (Receipts) ($)[4]	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North America High Yield Index Series 30	5.00	Quarterly	6/20/2023	3.44%	USD 24,800,000	(1,560,780)	(89,166)	(1,649,946)
Markit CDX North America Investment Grade Index Series 31	1.00	Quarterly	12/20/2023	0.68	USD 32,750,000	(615,293)	89,053	(526,240)

						(2,176,073)	(113)	(2,176,186)

1

The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4

Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At October 31, 2018, the Fund has $1,043,062 segregated as collateral for credit default swap contracts.

Currency:

USD	United States Dollar

33

Statement of Investments (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund (Continued)

Forward foreign currency contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	3,727,079	EUR	3,265,000	Bank of America NA.	11/30/2018	20,741

Net unrealized appreciation						20,741

Currency:

EUR	Euro
USD	United States Dollar

Futures contracts outstanding as of October 31, 2018 :

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Note	7	12/2018	USD	829,063	(2,645)
U.S. Treasury 10 Year Ultra Note	75	12/2018	USD	9,383,203	(200,982)

					(203,627)

Short Contracts
Euro-Bobl	(7)	12/2018	EUR	(1,042,129)	1,270
Euro-Bund	(121)	12/2018	EUR	(21,963,736)	52,772
U.S. Treasury 5 Year Note	(93)	12/2018	USD	(10,451,602)	74,768
U.S. Treasury Long Bond	(46)	12/2018	USD	(6,353,750)	240,224
USD 10 Year Interest Rate Swap	(21)	12/2018	USD	(2,051,766)	38,286
USD 5 Year Interest Rate Swap	(27)	12/2018	USD	(2,647,898)	19,783

					427,103

					223,476

Currency:

EUR	Euro
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

34

Statement of Assets and Liabilities

October 31, 2018

Nationwide Amundi Strategic Income Fund
Assets:
Investment securities, at value* (cost $111,723,745)	$109,502,269
Repurchase agreement, at value (cost $459,729)	459,729
Cash	4,776,644
Cash pledged for centrally cleared credit default swap contracts	1,043,062
Foreign currencies, at value (cost $210)	210
Interest receivable	993,930
Security lending income receivable	126
Receivable for investments sold	1,937,091
Receivable for capital shares issued	127,456
Reclaims receivable	529
Receivable for variation margin on futures contracts	60,418
Unrealized appreciation on forward foreign currency contracts (Note 2)	20,741
Reimbursement from investment adviser (Note 3)	14,479
Prepaid expenses	6,189

Total Assets	118,942,873

Liabilities:
Payable for investments purchased	640,000
Payable for capital shares redeemed	462,442
Payable for variation margin on centrally cleared credit default swap contracts	80,880
Payable upon return of securities loaned (Note 2)	514,809
Accrued expenses and other payables:
Investment advisory fees	55,877
Fund administration fees	23,212
Distribution fees	500
Administrative servicing fees	12,310
Accounting and transfer agent fees	3,738
Trustee fees	374
Custodian fees	812
Compliance program costs (Note 3)	75
Professional fees	34,344
Printing fees	7,121
Other	6,208

Total Liabilities	1,842,702

Net Assets	$117,100,171

Represented by:
Capital	$118,652,062
Total distributable earnings (loss)	(1,551,891)

Net Assets	$117,100,171

Net Assets:
Class A Shares	$2,003,603
Class C Shares	201,674
Class R6 Shares	111,777,775
Institutional Service Shares	3,117,119

Total	$117,100,171

35

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Amundi Strategic Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	196,224
Class C Shares	19,757
Class R6 Shares	10,947,673
Institutional Service Shares	305,394

Total	11,469,048

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.21
Class C Shares (b)	$10.21
Class R6 Shares	$10.21
Institutional Service Shares	$10.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.45

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $503,364 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

36

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Amundi Strategic Income Fund
INVESTMENT INCOME:
Interest income	$4,949,516
Dividend income	47,390
Income from securities lending (Note 2)	5,022

Total Income	5,001,928

EXPENSES:
Investment advisory fees	518,543
Fund administration fees	104,496
Distribution fees Class A	2,113
Distribution fees Class C	1,845
Administrative servicing fees Class A	207
Administrative servicing fees Class C	86
Registration and filing fees	53,256
Professional fees	50,673
Printing fees	14,533
Trustee fees	3,095
Custodian fees	3,456
Accounting and transfer agent fees	16,084
Compliance program costs (Note 3)	425
Other	7,659

Total expenses before expenses reimbursed	776,471

Expenses reimbursed by adviser (Note 3)	(149,735)

Net Expenses	626,736

NET INVESTMENT INCOME	4,375,192

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	346,944
Expiration or closing of futures contracts (Note 2)	(487,837)
Settlement of forward foreign currency contracts (Note 2)	426,115
Foreign currency transactions (Note 2)	18,752
Expiration or closing of swap contracts (Note 2)	(735,417)

Net realized losses	(431,443)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(3,087,267)
Futures contracts (Note 2)	102,695
Forward foreign currency contracts (Note 2)	32,075
Translation of assets and liabilities denominated in foreign currencies	20,380
Swap contracts (Note 2)	111,503

Net change in unrealized appreciation/depreciation	(2,820,614)

Net realized/unrealized losses	(3,252,057)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,123,135

The accompanying notes are an integral part of these financial statements.

37

Statements of Changes in Net Assets

	Nationwide Amundi Strategic Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$4,375,192	$1,552,653
Net realized gains (losses)	(431,443)	885,442
Net change in unrealized appreciation/depreciation	(2,820,614)	484,947

Change in net assets resulting from operations	1,123,135	2,923,042

Distributions to Shareholders From:
Distributable earnings:
Class A	(48,094)	(13,712	)(a)
Class C	(11,503)	(9,336	)(a)
Class R6 (b)	(2,828,759)	(8,184	)(a)
Institutional Service	(1,656,472)	(2,019,570	)(a)

Change in net assets from shareholder distributions	(4,544,828)	(2,050,802)

Change in net assets from capital transactions	90,114,973	2,355,198

Change in net assets	86,693,280	3,227,438

Net Assets:
Beginning of year	30,406,891	27,179,453

End of year	$117,100,171	$30,406,891	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,967,348	$295,155
Dividends reinvested	47,157	13,712
Cost of shares redeemed	(414,154)	(5,253)

Total Class A Shares	1,600,351	303,614

Class C Shares
Proceeds from shares issued	68,016	38,250
Dividends reinvested	11,503	9,336
Cost of shares redeemed	(39,394)	(23,740)

Total Class C Shares	40,125	23,846

Class R6 Shares (b)
Proceeds from shares issued	114,216,141	868
Dividends reinvested	2,828,759	8,184
Cost of shares redeemed	(2,982,220)	(884)

Total Class R6 Shares	114,062,680	8,168

Institutional Service Shares
Proceeds from shares issued	3,371,022	–
Dividends reinvested	1,653,599	2,019,570
Cost of shares redeemed	(30,612,804)	–

Total Institutional Service Shares	(25,588,183)	2,019,570

Change in net assets from capital transactions	$90,114,973	$2,355,198

38

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Strategic Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	190,431	27,955
Reinvested	4,568	1,320
Redeemed	(40,356)	(495)

Total Class A Shares	154,643	28,780

Class C Shares
Issued	6,572	3,650
Reinvested	1,114	906
Redeemed	(3,843)	(2,266)

Total Class C Shares	3,843	2,290

Class R6 Shares (b)
Issued	10,951,781	83
Reinvested	274,811	794
Redeemed	(290,172)	(84)

Total Class R6 Shares	10,936,420	793

Institutional Service Shares
Issued	326,784	–
Reinvested	159,877	195,843
Redeemed	(2,960,623)	–

Total Institutional Service Shares	(2,473,962)	195,843

Total change in shares	8,620,944	227,706

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $11,116, $6,576, $6,062 and $1,495,415 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $2,596, $2,760, $2,122 and $524,155 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $5,596.

The accompanying notes are an integral part of these financial statements.

39

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Strategic Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.68	0.47	(0.17)	0.30	(0.37)	(0.40)	(0.77)	$10.21	2.91%	$2,003,603	0.94%	4.52%	1.15%	135.53%
Year Ended October 31, 2017	$10.37	0.55	0.49	1.04	(0.53)	(0.20)	(0.73)	$10.68	10.50%	$444,015	0.93%	5.20%	1.52%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.45	0.34	0.79	(0.42)	–	(0.42)	$10.37	8.13%	$132,789	0.97%	4.55%	1.97%	191.67%

Class C Shares
Year Ended October 31, 2018	$10.68	0.39	(0.16)	0.23	(0.30)	(0.40)	(0.70)	$10.21	2.14%	$201,674	1.72%	3.73%	1.96%	135.53%
Year Ended October 31, 2017	$10.37	0.46	0.50	0.96	(0.45)	(0.20)	(0.65)	$10.68	9.69%	$169,906	1.67%	4.41%	2.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.38	0.34	0.72	(0.35)	–	(0.35)	$10.37	7.35%	$141,305	1.71%	3.85%	2.72%	191.67%

Class R6 Shares (h)
Year Ended October 31, 2018	$10.68	0.49	(0.16)	0.33	(0.40)	(0.40)	(0.80)	$10.21	3.20%	$111,777,775	0.67%	4.75%	0.79%	135.53%
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$120,138	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.34	0.82	(0.45)	–	(0.45)	$10.37	8.47%	$108,493	0.67%	4.84%	1.67%	191.67%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.68	0.48	(0.14)	0.34	(0.41)	(0.40)	(0.81)	$10.21	3.22%	$3,117,119	0.67%	4.55%	1.08%	135.53%
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$29,672,832	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.33	0.81	(0.44)	–	(0.44)	$10.37	8.41%	$26,796,866	0.72%	4.79%	1.73%	191.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

40

Fund Commentary	Nationwide Bailard Emerging Markets Equity Fund

For the annual period ended October 31, 2018, the Nationwide Bailard Emerging Markets Equity Fund (Class M*) registered -18.53% versus -12.52% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Diversified Emerging Markets (consisting of 842 funds as of October 31, 2018), was -13.46% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. The shortfall relative to the benchmark over the reporting period was attributable to negative results from both country allocation and stock selection.

Emerging market equities finished the one-year reporting period with sharply negative returns, advancing through January 2018 before losing ground over the course of the year and ending the period with an October slide. Foreign currencies depreciated against the U.S. dollar, some quite dramatically, and what stock market strength there was in the world was mostly found on Wall Street (U.S. stocks held on to decent gains over these same 12 months). Although an expanding global economy, robust corporate earnings, and a rallying oil price provided some support to emerging markets, sentiment was hurt by concerns over the intensifying U.S.-China trade war and monetary tightening by central banks led by the U.S. Federal Reserve. Beneficial country allocation moves included an emphasis on outperformers Brazil, Peru, and Russia, and a well-timed exit from Greece.

Stock selection found success in Eastern Europe (Turkey and Russia), Latin America (Colombia and Argentina), and certain countries within Asia (India and Malaysia), where portfolio holdings outperformed the respective MSCI country indexes. Notable individual outperformers held by the Fund during the reporting period included Argentina-domiciled Latin American e-commerce leader MercadoLibre, telecommunications infrastructure provider China Communications

Services, and Turkish construction-focused industrial conglomerate Tekfen Holding.

The profitable country allocation decisions mentioned above were unfortunately outnumbered by missteps over the one-year reporting period. Foremost among these were exposures to Turkey and Argentina, markets that each saw dramatic reversals of momentum amid severe currency devaluations. Other unhelpful positioning choices included avoidance of Qatar and Thailand, an underweight in Malaysia, an allocation to frontier market Vietnam, and timing of exposures in South Africa and Korea.

The benefits from stock selection in the markets outlined above were outweighed by underperformance in China — the source of significant added value during the Fund’s previous annual reporting period — as well as in Taiwan and Korea. Individual detractors from Fund performance included electronics component manufacturer Kingboard Chemical, container and packaging firm Nine Dragons Paper, and automaker Geely in China, as well as semiconductor maker Macronix International in Taiwan.

The Fund does not use derivatives.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill; Eric P. Leve, CFA; and Daniel McKellar, CFA

*Performance is shown for the Fund’s Class M because that share class now has more assets than the Fund’s Class R6 (which was previously shown for performance reporting).

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (for which shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

41

Fund Overview	Nationwide Bailard Emerging Markets Equity Fund

Asset Allocation†

Common Stocks	97.0%
Exchange Traded Fund	1.9%
Repurchase Agreement	1.4%
Short-Term Investment	0.2%
Liabilities in excess of other assets	(0.5)%
100.0%

Top Industries††

Banks	22.3%
Oil, Gas & Consumable Fuels	11.9%
Technology Hardware, Storage & Peripherals	6.4%
Semiconductors & Semiconductor Equipment	5.0%
Metals & Mining	4.9%
Interactive Media & Services	3.9%
Food Products	3.4%
Internet & Direct Marketing Retail	3.3%
Wireless Telecommunication Services	3.2%
Insurance	3.1%
Other Industries*	32.6%
100.0%

Top Holdings††

Samsung Electronics Co. Ltd.	4.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.1%
Tencent Holdings Ltd.	3.4%
LUKOIL PJSC, ADR	2.8%
Alibaba Group Holding Ltd., ADR	2.7%
Petroleo Brasileiro SA, ADR	2.7%
Credicorp Ltd.	2.4%
Commercial International Bank Egypt SAE (Registered), GDR	2.4%
Banco Santander Brasil SA, ADR	2.1%
China Shenhua Energy Co. Ltd., Class H	2.1%
Other Holdings*	70.7%
100.0%

Top Countries††

China	27.6%
South Korea	13.5%
Taiwan	11.2%
Brazil	10.5%
India	8.1%
Russia	5.1%
South Africa	4.3%
Colombia	3.4%
Peru	3.3%
United States	3.2%
Other Countries*	9.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

42

Fund Performance	Nationwide Bailard Emerging Markets Equity Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	(18.65)%	3.03%	(1.13)%	[2]
	w/SC3	(23.32)%	1.02%	(2.40)%	[2]
Class C	w/o SC1	(19.39)%	2.24%	(1.87)%	[2]
	w/SC4	(20.39)%	N/A	N/A
Class M5		(18.53)%	3.30%	(0.83)%	[2]
Class R6[5,6]		(18.11)%	3.43%	(0.74)%	[2]
Institutional Service Class[5]		(18.60)%	3.20%	(0.92)%	[2]
MSCI Emerging Markets® Index		(12.52)%	6.52%	1.81%
CPI		2.52%	2.07%	1.49%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of March 31, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.60%	1.50%
Class C	2.35%	2.25%
Class M	1.20%	1.10%
Class R6	1.20%	1.10%
Institutional Service Class	1.35%	1.25%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

43

Fund Performance (cont.)	Nationwide Bailard Emerging Markets Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Emerging Markets Equity Fund from inception through 10/31/18 versus the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

44

Shareholder Expense Example	Nationwide Bailard Emerging Markets Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Emerging Markets Equity Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	809.70	6.48	1.42
	Hypothetical	(a)(b)	1,000.00	1,018.05	7.22	1.42
Class C Shares	Actual	(a)	1,000.00	806.10	10.61	2.33
	Hypothetical	(a)(b)	1,000.00	1,013.46	11.82	2.33
Class M Shares	Actual	(a)	1,000.00	810.30	5.02	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Class R6 Shares	Actual	(a)	1,000.00	813.70	5.03	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Institutional Service Class Shares	Actual	(a)	1,000.00	809.90	5.70	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.90	6.36	1.25

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

45

Statement of Investments

October 31, 2018

Nationwide Bailard Emerging Markets Equity Fund

Common Stocks 97.0%

	Shares	Value

ARGENTINA 0.6%
Internet & Direct Marketing Retail 0.6%
MercadoLibre, Inc.	600	$194,700

BRAZIL 10.5%
Banks 3.8%
Banco do Estado do Rio Grande do Sul SA (Preference), Class B	68,000	362,886
Banco Santander Brasil SA, ADR	60,000	679,801
Itau Unibanco Holding SA, ADR	14,000	184,380

		1,227,067

Diversified Consumer Services 0.8%
Estacio Participacoes SA	43,000	267,255

Insurance 0.6%
IRB Brasil Resseguros S/A	10,000	194,706

Metals & Mining 1.9%
Vale SA, ADR	40,000	604,000

Oil, Gas & Consumable Fuels 2.7%
Petroleo Brasileiro SA, ADR*	53,000	861,250

Wireless Telecommunication Services 0.7%
TIM Participacoes SA, ADR*	15,000	232,050

		3,386,328

CHINA 27.8%
Auto Components 0.4%
Tianneng Power International Ltd.	150,000	119,781

Banks 6.3%
Agricultural Bank of China Ltd., Class H	670,000	293,165
China CITIC Bank Corp. Ltd., Class H	520,000	320,895
China Construction Bank Corp., Class H	800,000	632,660
China Merchants Bank Co. Ltd., Class H	70,000	268,606
Industrial & Commercial Bank of China Ltd., Class H	750,000	505,534

		2,020,860

Construction Materials 0.6%
West China Cement Ltd.	1,300,000	192,043

Diversified Telecommunication Services 1.5%
China Communications Services Corp. Ltd., Class H	610,000	494,258

Food Products 1.0%
Tingyi Cayman Islands Holding Corp.	220,000	326,892

Industrial Conglomerates 0.7%
CITIC Ltd.	150,000	224,796

Insurance 0.6%
People’s Insurance Co. Group of China Ltd. (The), Class H	450,000	183,338

Interactive Media & Services 4.0%
Baidu, Inc., ADR*	1,000	190,060
Tencent Holdings Ltd.	32,000	1,084,642

		1,274,702

Internet & Direct Marketing Retail 2.7%
Alibaba Group Holding Ltd., ADR*	6,100	867,908

Machinery 1.6%
Weichai Power Co. Ltd., Class H	500,000	500,852

Oil, Gas & Consumable Fuels 2.9%
China Petroleum & Chemical Corp., Class H	300,000	242,598
China Shenhua Energy Co. Ltd., Class H	300,000	677,279

		919,877

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Pharmaceuticals 0.5%
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H Reg. S (a)	50,000	$170,952

Real Estate Management & Development 2.2%
Agile Group Holdings Ltd.	330,000	378,853
Guangzhou R&F Properties Co. Ltd., Class H	100,000	157,726
Sino-Ocean Group Holding Ltd.	400,000	157,294

		693,873

Specialty Retail 1.0%
Zhongsheng Group Holdings Ltd.	180,000	326,487

Technology Hardware, Storage & Peripherals 0.8%
Lenovo Group Ltd.	425,000	271,681

Wireless Telecommunication Services 1.0%
China Mobile Ltd.	35,000	327,068

		8,915,368

COLOMBIA 3.4%
Banks 1.8%
Bancolombia SA, ADR	16,000	591,040

Oil, Gas & Consumable Fuels 1.6%
Ecopetrol SA, ADR (b)	22,000	511,720

		1,102,760

EGYPT 2.4%
Banks 2.4%
Commercial International Bank Egypt SAE (Registered), GDR Reg. S	180,000	781,090

HONG KONG 2.7%
Electronic Equipment, Instruments & Components 1.2%
Kingboard Holdings Ltd.	140,000	376,905

Water Utilities 1.5%
China Water Affairs Group Ltd.	540,000	487,860

		864,765

INDIA 8.1%
Automobiles 0.7%
Mahindra & Mahindra Ltd.	23,000	240,358

Banks 0.9%
ICICI Bank Ltd., ADR	30,000	284,700

Electrical Equipment 0.9%
HEG Ltd.	5,000	290,015

Food Products 0.9%
Nestle India Ltd.	2,000	273,326

Gas Utilities 0.8%
GAIL India Ltd.	50,000	253,449

IT Services 2.1%
Infosys Ltd., ADR	48,000	454,559
Tata Consultancy Services Ltd.	10,000	262,517

		717,076

Oil, Gas & Consumable Fuels 0.9%
Reliance Industries Ltd.	20,000	284,175

Pharmaceuticals 0.9%
Dr Reddy’s Laboratories Ltd.	8,000	276,529

		2,619,628

46

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

MEXICO 2. 0%
Banks 0.4%
Grupo Financiero Banorte SAB de CV, Class O	25,000	$137,546

Food & Staples Retailing 0.5%
Wal-Mart de Mexico SAB de CV	60,000	153,240

Transportation Infrastructure 0.5%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	4,000	167,080

Wireless Telecommunication Services 0.6%
America Movil SAB de CV, Class L, ADR	13,000	187,070

		644,936

PERU 3.3%
Banks 2.5%
Credicorp Ltd.	3,500	789,985

Metals & Mining 0.8%
Southern Copper Corp.	7,000	268,380

		1,058,365

RUSSIA 5.2%
Banks 1.6%
Sberbank of Russia PJSC, ADR	30,000	352,630
Sberbank of Russia PJSC, ADR	15,000	175,350

		527,980

Metals & Mining 0.7%
Severstal PJSC, GDR Reg. S	15,000	232,459

Oil, Gas & Consumable Fuels 2.9%
LUKOIL PJSC, ADR	12,000	895,680

		1,656,119

SOUTH AFRICA 4.3%
Banks 0.9%
Absa Group Ltd.	29,000	292,399

Capital Markets 0.8%
Investec Ltd.	40,000	248,337

Distributors 0.7%
Imperial Holdings Ltd.	21,000	231,606

Media 0.7%
Naspers Ltd., Class N	1,200	210,186

Metals & Mining 0.6%
Kumba Iron Ore Ltd.	10,000	195,660

Specialty Retail 0.6%
Mr Price Group Ltd.	13,000	203,057

		1,381,245

SOUTH KOREA 13.6%
Banks 1.7%
Hana Financial Group, Inc.	10,000	337,216
KB Financial Group, Inc.	5,000	208,045

		545,261

Construction & Engineering 0.6%
Daewoo Engineering & Construction Co. Ltd.*	50,000	199,338

Electronic Equipment, Instruments & Components 1.0%
SFA Engineering Corp.	9,000	308,507

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Food Products 0.4%
Orion Holdings Corp.	10,000	$137,972

Household Durables 1.4%
LG Electronics, Inc.	8,000	446,739

Metals & Mining 0.8%
POSCO	1,200	270,718

Oil, Gas & Consumable Fuels 1.2%
SK Innovation Co. Ltd.	2,000	376,105

Semiconductors & Semiconductor Equipment 0.6%
SK Hynix, Inc.	3,000	180,653

Technology Hardware, Storage & Peripherals 4.6%
Samsung Electronics Co. Ltd.	40,000	1,495,986

Textiles, Apparel & Luxury Goods 0.4%
LF Corp.	7,000	135,003

Wireless Telecommunication Services 0.9%
SK Telecom Co. Ltd.	1,200	282,063

		4,378,345

TAIWAN 11.3%
Chemicals 2.2%
Formosa Chemicals & Fibre Corp.	100,000	359,747
Grand Pacific Petrochemical	500,000	334,445

		694,192

Diversified Financial Services 0.5%
Fubon Financial Holding Co. Ltd.	100,000	157,038

Electrical Equipment 0.8%
Walsin Lihwa Corp.	500,000	250,421

Electronic Equipment, Instruments & Components 0.5%
HannStar Display Corp.	800,000	174,703

Insurance 1.9%
Cathay Financial Holding Co. Ltd.	250,000	394,397
Shin Kong Financial Holding Co. Ltd.	710,080	231,534

		625,931

Semiconductors & Semiconductor Equipment 4.5%
Macronix International	204,001	111,959
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	35,000	1,333,500

		1,445,459

Technology Hardware, Storage & Peripherals 0.9%
Micro-Star International Co. Ltd.	130,000	285,194

		3,632,938

UNITED KINGDOM 0.7%
Paper & Forest Products 0.7%
Mondi Ltd.	9,000	214,902

UNITED STATES 1.1%
Food Products 1.1%
JBS SA	130,000	358,055

Total Common Stocks (cost $30,756,913)		31,189,544

47

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Exchange Traded Fund 1.9%

	Shares	Value

UNITED STATES 1.9%
VanEck Vectors Vietnam ETF	40,000	$607,200

Total Exchange Traded Fund (cost $724,776)		607,200

Short-Term Investment 0.2%
Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (c)(d)	55,809	55,809

Total Short-Term Investment (cost $55,809)		55,809

Repurchase Agreement 1.4%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $465,850, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $475,280. (d)(e)	$465,822	465,822

Total Repurchase Agreement (cost $465,822)		465,822

Total Investments (cost $32,003,320) — 100.5%		32,318,375

Liabilities in excess of other assets — (0.5)%		(166,638)

NET ASSETS — 100.0%		$32,151,737

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $170,952 which represents 0.53% of net assets.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $506,603, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $55,809 and $465,822, respectively, a total value of $521,631.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $521,631.

(e)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

48

Statement of Assets and Liabilities

October 31, 2018

Nationwide Bailard Emerging Markets Equity Fund
Assets:
Investment securities, at value* (cost $31,537,498)	$31,852,553
Repurchase agreement, at value (cost $465,822)	465,822
Cash	227,710
Foreign currencies, at value (cost $2)	2
Interest and dividends receivable	39,676
Security lending income receivable	56
Receivable for investments sold	129,389
Reclaims receivable	9,132
Reimbursement from investment adviser (Note 3)	28,919
Prepaid expenses	23,753

Total Assets	32,777,012

Liabilities:
Payable for capital shares redeemed	21,203
Payable upon return of securities loaned (Note 2)	521,631
Accrued expenses and other payables:
Investment advisory fees	28,328
Fund administration fees	22,175
Distribution fees	317
Administrative servicing fees	331
Accounting and transfer agent fees	403
Trustee fees	161
Custodian fees	288
Compliance program costs (Note 3)	88
Professional fees	28,895
Printing fees	99
Other	1,356

Total Liabilities	625,275

Net Assets	$32,151,737

Represented by:
Capital	$37,693,671
Total distributable earnings (loss)	(5,541,934)

Net Assets	$32,151,737

Net Assets:
Class A Shares	$703,395
Class C Shares	174,434
Class M Shares	31,130,671
Class R6 Shares	5,807
Institutional Service Class Shares	137,430

Total	$32,151,737

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	80,054
Class C Shares	20,173
Class M Shares	3,560,149
Class R6 Shares	656
Institutional Service Class Shares	15,774

Total	3,676,806

49

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Bailard Emerging Markets Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.79
Class C Shares (b)	$8.65
Class M Shares	$8.74
Class R6 Shares	$8.85
Institutional Service Class Shares	$8.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.33

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $506,603 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

50

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Bailard Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividend income	$4,569,138
Interest income	22,901
Income from securities lending (Note 2)	10,376
Foreign tax withholding	(402,284)

Total Income	4,200,131

EXPENSES:
Investment advisory fees	1,270,304
Fund administration fees	111,950
Distribution fees Class A	2,570
Distribution fees Class C	2,327
Administrative servicing fees Class A	698
Administrative servicing fees Class C	397
Administrative servicing fees Institutional Service Class	370
Registration and filing fees	67,087
Professional fees	57,067
Printing fees	14,781
Trustee fees	3,648
Custodian fees	18,005
Accounting and transfer agent fees	15,824
Compliance program costs (Note 3)	490
Other	7,608

Total expenses before expenses reimbursed	1,573,126

Expenses reimbursed by adviser (Note 3)	(173,169)

Net Expenses	1,399,957

NET INVESTMENT INCOME	2,800,174

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	14,852,531
Foreign currency transactions (Note 2)	(724)
Net realized gains	14,851,807

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(32,121,759)
Translation of assets and liabilities denominated in foreign currencies	(1,796)
Net change in unrealized appreciation/depreciation	(32,123,555)

Net realized/unrealized losses	(17,271,748)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,471,574)

†	Net of capital gain country taxes of $4,597.

The accompanying notes are an integral part of these financial statements.

51

Statements of Changes in Net Assets

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$2,800,174	$3,319,822
Net realized gains	14,851,807	8,496,766
Net change in unrealized appreciation/depreciation	(32,123,555)	22,656,832

Change in net assets resulting from operations	(14,471,574)	34,473,420

Distributions to Shareholders From:
Distributable earnings:
Class A	(33,835)	(4,312	)(a)
Class C	(7,211)	(850	)(a)
Class M	(1,329,822)	(617,308	)(a)
Class R6 (b)	(3,952,094)	(1,727,519	)(a)
Institutional Service Class	(9,925)	(4,478	)(a)

Change in net assets from shareholder distributions	(5,332,887)	(2,354,467)

Change in net assets from capital transactions	(112,041,997)	17,249,150

Change in net assets	(131,846,458)	49,368,103

Net Assets:
Beginning of year	163,998,195	114,630,092

End of year	$32,151,737	$163,998,195	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$218,019	$944,370
Dividends reinvested	13,148	2,786
Cost of shares redeemed	(366,434)	(74,659)

Total Class A Shares	(135,267)	872,497

Class C Shares
Proceeds from shares issued	22,418	190,653
Dividends reinvested	7,211	850
Cost of shares redeemed	(57,643)	(10,704)

Total Class C Shares	(28,014)	180,799

Class M Shares
Proceeds from shares issued	1,975,279	3,271,352
Dividends reinvested	1,059,315	461,873
Cost of shares redeemed	(3,199,423)	(1,701,476)

Total Class M Shares	(164,829)	2,031,749

Class R6 Shares (b)
Proceeds from shares issued	2,587,139	45,146,707
Dividends reinvested	3,952,094	1,727,519
Cost of shares redeemed	(118,068,623)	(32,802,578)

Total Class R6 Shares	(111,529,390)	14,071,648

52

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$114,190	$388,392
Dividends reinvested	8,909	4,386
Cost of shares redeemed	(307,596)	(300,321)

Total Institutional Service Class Shares	(184,497)	92,457

Change in net assets from capital transactions	$(112,041,997)	$17,249,150

SHARE TRANSACTIONS:
Class A Shares
Issued	19,747	94,406
Reinvested	1,252	292
Redeemed	(35,251)	(7,675)

Total Class A Shares	(14,252)	87,023

Class C Shares
Issued	2,041	18,853
Reinvested	698	97
Redeemed	(5,316)	(1,073)

Total Class C Shares	(2,577)	17,877

Class M Shares
Issued	178,907	337,639
Reinvested	102,094	50,242
Redeemed	(313,585)	(171,267)

Total Class M Shares	(32,584)	216,614

Class R6 Shares (b)
Issued	239,966	4,748,377
Reinvested	377,292	185,979
Redeemed	(11,554,147)	(3,250,903)

Total Class R6 Shares	(10,936,889)	1,683,453

Institutional Service Class Shares
Issued	10,605	40,930
Reinvested	853	481
Redeemed	(28,981)	(31,884)

Total Institutional Service Class Shares	(17,523)	9,527

Total change in shares	(11,003,825)	2,014,494

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $4,312, $850, $617,308, $1,727,519 and $4,478 for Class A, Class C, Class M, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $2,336,858.

The accompanying notes are an integral part of these financial statements.

53

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$11.17	0.18	(2.21)	(2.03)	(0.35)	(0.35)	$8.79	(18.65%)	$703,395	1.42%	1.68%	1.64%	78.11%
Year Ended October 31, 2017	$9.06	0.24	2.03	2.27	(0.16)	(0.16)	$11.17	25.44%	$1,053,643	1.41%	2.33%	1.51%	89.22%
Year Ended October 31, 2016	$8.53	0.12	0.48	0.60	(0.07)	(0.07)	$9.06	7.18%	$66,011	1.37%	1.44%	1.51%	96.21%
Year Ended October 31, 2015	$10.56	0.19	(2.06)	(1.87)	(0.16)	(0.16)	$8.53	(17.83%)	$45,353	1.37%	1.97%	1.67%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.10	0.46	0.56	–	–	$10.56	5.60%	$22,922	1.60%	1.54%	2.63%	64.00%

Class C Shares
Year Ended October 31, 2018	$11.07	0.09	(2.19)	(2.10)	(0.32)	(0.32)	$8.65	(19.39%)	$174,434	2.27%	0.83%	2.50%	78.11%
Year Ended October 31, 2017	$9.00	0.15	2.03	2.18	(0.11)	(0.11)	$11.07	24.62%	$251,782	2.14%	1.50%	2.24%	89.22%
Year Ended October 31, 2016	$8.52	0.07	0.46	0.53	(0.05)	(0.05)	$9.00	6.37%	$43,871	2.08%	0.86%	2.21%	96.21%
Year Ended October 31, 2015	$10.52	0.03	(1.96)	(1.93)	(0.07)	(0.07)	$8.52	(18.42)%	$16,183	2.09%	0.35%	2.51%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.07	0.45	0.52	–	–	$10.52	5.20%	$10,518	2.34%	1.15%	3.38%	64.00%

Class M Shares
Year Ended October 31, 2018	$11.10	0.22	(2.21)	(1.99)	(0.37)	(0.37)	$8.74	(18.45%)(h)	$31,130,671	1.10%	2.11%	1.34%	78.11%
Year Ended October 31, 2017	$9.00	0.22	2.06	2.28	(0.18)	(0.18)	$11.10	25.75%(h)	$39,893,945	1.10%	2.19%	1.20%	89.22%
Year Ended October 31, 2016	$8.47	0.15	0.47	0.62	(0.09)	(0.09)	$9.00	7.49%	$30,377,350	1.10%	1.81%	1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.15	(2.00)	(1.85)	(0.27)	(0.27)	$8.47	(17.54%)	$27,536,136	1.10%	1.48%	1.56%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%	$33,826,891	1.10%	2.42%	1.92%	64.00%

Class R6 Shares (i)
Year Ended October 31, 2018	$11.19	0.25	(2.22)	(1.97)	(0.37)	(0.37)	$8.85	(18.11%)	$5,807	1.10%	2.27%	1.19%	78.11%
Year Ended October 31, 2017	$9.07	0.23	2.07	2.30	(0.18)	(0.18)	$11.19	25.77%	$122,430,231	1.10%	2.31%	1.20%	89.22%
Year Ended October 31, 2016	$8.54	0.15	0.47	0.62	(0.09)	(0.09)	$9.07	7.44%	$83,929,637	1.10%	1.83%	1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.26	(2.10)	(1.84)	(0.21)	(0.21)	$8.54	(17.52%)	$84,183,900	1.10%	2.76%	1.21%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%	$1,017,059	1.10%	2.39%	2.14%	64.00%

Institutional Service Class Shares
Year Ended October 31, 2018	$11.07	0.20	(2.21)	(2.01)	(0.35)	(0.35)	$8.71	(18.60%)	$137,430	1.25%	1.88%	1.45%	78.11%
Year Ended October 31, 2017	$8.97	0.21	2.06	2.27	(0.17)	(0.17)	$11.07	25.71%	$368,594	1.21%	2.16%	1.31%	89.22%
Year Ended October 31, 2016	$8.45	0.14	0.47	0.61	(0.09)	(0.09)	$8.97	7.41%	$213,223	1.17%	1.61%	1.30%	96.21%
Year Ended October 31, 2015	$10.58	0.17	(2.01)	(1.84)	(0.29)	(0.29)	$8.45	(17.57%)	$23,011	1.06%	1.75%	1.46%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.14	0.44	0.58	–	–	$10.58	5.80%	$20,328	1.35%	2.19%	2.25%	64.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.
(h)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

54

Fund Commentary	Nationwide Bailard International Equities Fund

For the annual period ended October 31, 2018, the Nationwide Bailard International Equities Fund (Class M) registered -12.07% versus -6.85% for its benchmark, the MSCI EAFE® Index. For broader comparison, the median return for the Fund’s closest Morningstar® peer category, Foreign Large Blend (consisting of 763 funds as of October 31, 2018), was -8.21% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. The shortfall relative to the benchmark over the reporting period was attributable to negative results from both country allocation and stock selection.

International equities finished the one-year reporting period with negative returns, advancing through January 2018 before losing ground over the course of the year and ending the period with an October slide. Foreign currencies depreciated against the U.S. dollar, and what stock market strength there was in the world was mostly found on Wall Street (U.S. stocks held on to decent gains over these same 12 months). Although an expanding global economy, robust corporate earnings, and a rallying oil price provided some support to international markets, sentiment was hurt by concerns over the intensifying U.S.-China trade war and monetary tightening by central banks led by the U.S. Federal Reserve. Country allocation was positive on balance within developed markets, as the Fund was correctly overweight outperformers Norway and Japan and underweight eurozone laggards Spain, Germany, and Belgium.

Significant positive impact on Fund performance during the reporting period came from stock selection made in Turkey, Brazil, and Denmark — places where portfolio holdings outperformed the respective MSCI country indexes. Notable individual contributors to Fund performance during the reporting period included electronic payment systems provider Wirecard in Germany, online broker and venture capital firm SBI

Holdings in Japan, and construction-focused industrial conglomerate Tekfen Holding in Turkey.

Despite the success in developed markets noted above, country allocation results were negative overall due to exposure to underperforming emerging and frontier markets. Chief among these were Turkey, Argentina, and China — all places where market momentum and sentiment changed dramatically for the worse, compounded in the case of Turkey and Argentina by severely depreciating currencies.

The benefits from stock selection in the markets mentioned above were far outweighed by underperformance in France, Hong Kong, Norway, Japan, Taiwan, the Netherlands, and Singapore. Individual detractors from Fund performance included social network and smartphone game provider Mixi in Japan, chip assembly equipment manufacturer BE Semiconductor Industries in the Netherlands, and flagship air carrier Air France-KLM in France.

The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Currency hedging detracted about 2 basis points for the period October 31, 2017, through October 31, 2018. The only two hedges were the recent British Pound (GBP) and Japanese Yen (JPY), closed out before the end of October 2018.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill; Eric P. Leve, CFA; and Daniel McKellar, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

55

Fund Overview	Nationwide Bailard International Equities Fund

Asset Allocation†

Common Stocks	97.5%
Exchange Traded Fund	1.3%
Repurchase Agreement	0.9%
Short-Term Investment	0.1%
Forward Currency Contracts	(0.1)%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	9.7%
Banks	9.6%
Pharmaceuticals	6.3%
Metals & Mining	5.3%
Insurance	5.0%
Capital Markets	4.8%
Chemicals	3.2%
Beverages	3.2%
Diversified Telecommunication Services	3.0%
Automobiles	2.9%
Other Industries*	47.0%
100.0%

Top Holdings††

GlaxoSmithKline plc	2.3%
Royal Dutch Shell plc, Class B	2.1%
Toshiba Corp.	1.5%
Toyota Motor Corp.	1.5%
Seven & i Holdings Co. Ltd.	1.5%
Uniper SE	1.5%
Fevertree Drinks plc	1.5%
Sony Corp.	1.4%
Anglo American plc	1.4%
VanEck Vectors Vietnam ETF	1.3%
Other Holdings*	84.0%
100.0%
Top Countries††

Japan	28.1%
United Kingdom	12.1%
France	8.4%
Germany	5.6%
Norway	5.5%
Australia	5.4%
Hong Kong	5.1%
Switzerland	4.7%
Netherlands	4.7%
Finland	2.8%
Other Countries*	17.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

56

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(12.32)%	1.35%	6.29%
	w/SC3	(17.35)%	0.16%	5.69%
Class C1	w/o SC2	(13.08)%	0.57%	5.53%
	w/SC4	(14.08)%	N/A	N/A
Class M1,5		(12.07)%	1.68%	6.64%
Class R6[5,6]		(12.05)%	1.70%	6.72%	[7]
Institutional Service Class[1,5,8]		(12.16)%	1.59%	6.52%
MSCI EAFE® Index		(6.85)%	2.02%	6.89%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.21%
Class C	1.96%
Class M	0.85%
Class R6	0.85%
Institutional Service Class	0.95%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

57

Fund Performance (cont.)	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard International Equities Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark International Opportunities Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

58

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	857.70	5.71	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22
Class C Shares	Actual	(a)	1,000.00	854.20	9.21	1.97
	Hypothetical	(a)(b)	1,000.00	1,015.27	10.01	1.97
Class M Shares	Actual	(a)	1,000.00	859.20	4.03	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.87	4.38	0.86
Class R6 Shares	Actual	(a)	1,000.00	859.20	4.03	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.87	4.38	0.86
Institutional Service Class Shares	Actual	(a)	1,000.00	858.30	4.50	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

59

Statement of Investments

October 31, 2018

Nationwide Bailard International Equities Fund

Common Stocks 97.5%

	Shares	Value

ARGENTINA 0.5%
Internet & Direct Marketing Retail 0.5%
MercadoLibre, Inc.	5,500	$1,784,750

AUSTRALIA 5.4%
Biotechnology 0.8%
CSL Ltd.	22,000	2,950,515

Capital Markets 1.1%
ASX Ltd.	50,000	2,093,519
Macquarie Group Ltd.	25,000	2,081,009

		4,174,528

Equity Real Estate Investment Trusts (REITs) 0.8%
Goodman Group	400,000	2,943,788

Food & Staples Retailing 0.8%
Wesfarmers Ltd.	90,000	2,979,953

Metals & Mining 1.9%
BHP Billiton Ltd.	125,000	2,892,554
Rio Tinto plc	100,000	4,864,506

		7,757,060

		20,805,844

AUSTRIA 0.6%
Oil, Gas & Consumable Fuels 0.6%
OMV AG	40,000	2,225,062

BRAZIL 1.1%
Metals & Mining 0.6%
Vale SA	150,000	2,285,772

Oil, Gas & Consumable Fuels 0.5%
Petroleo Brasileiro SA*	250,000	2,036,813

		4,322,585

CANADA 0.6%
Oil, Gas & Consumable Fuels 0.4%
Suncor Energy, Inc.	45,000	1,509,515

Paper & Forest Products 0.2%
Canfor Corp.*	60,000	861,863

		2,371,378

CHINA 1.7%
Banks 0.7%
BOC Hong Kong Holdings Ltd.	500,000	1,863,092
China Construction Bank Corp., Class H	1,180,000	933,173

		2,796,265

Food Products 0.3%
Tingyi Cayman Islands Holding Corp.	750,000	1,114,405

Machinery 0.4%
Weichai Power Co. Ltd., Class H	1,500,000	1,502,556

Real Estate Management & Development 0.3%
Agile Group Holdings Ltd.	1,000,000	1,148,041

		6,561,267

COLOMBIA 1.6%
Banks 0.9%
Bancolombia SA, ADR	90,000	3,324,600

Oil, Gas & Consumable Fuels 0.7%
Ecopetrol SA, ADR (a)	125,000	2,907,500

		6,232,100

Common Stocks (continued)

	Shares	Value

EGYPT 1.0%
Banks 1.0%
Commercial International Bank Egypt SAE (Registered), GDR Reg. S	900,000	$3,905,452

FINLAND 2.8%
Insurance 1.2%
Sampo OYJ, Class A	100,000	4,604,014

IT Services 0.3%
Tieto OYJ	41,440	1,333,557

Media 0.3%
Sanoma OYJ	110,883	1,249,915

Paper & Forest Products 1.0%
Stora Enso OYJ, Class R	250,000	3,765,231

		10,952,717

FRANCE 8.3%
Aerospace & Defense 0.8%
Thales SA	25,000	3,191,794

Auto Components 0.5%
Faurecia SA	40,000	1,933,505

Automobiles 0.8%
Peugeot SA	125,000	2,965,526

Construction & Engineering 1.4%
Bouygues SA	52,000	1,897,832
Eiffage SA	35,000	3,422,832

		5,320,664

Diversified Telecommunication Services 1.2%
Orange SA	300,000	4,689,745

Media 0.7%
Lagardere SCA	100,000	2,735,233

Oil, Gas & Consumable Fuels 1.1%
TOTAL SA	75,000	4,401,688

Personal Products 0.8%
L’Oreal SA	14,000	3,152,703

Pharmaceuticals 0.7%
Sanofi	30,000	2,681,422

Textiles, Apparel & Luxury Goods 0.3%
Kering SA	3,000	1,330,226

		32,402,506

GERMANY 5.6%
Chemicals 1.1%
BASF SE	20,000	1,540,650
Covestro AG Reg. S (b)	40,000	2,586,295

		4,126,945

Independent Power and Renewable Electricity Producers 1.5%
Uniper SE	200,000	5,780,034

Insurance 1.1%
Allianz SE (Registered)	20,000	4,176,323

IT Services 1.0%
Wirecard AG	20,000	3,743,546

Professional Services 0.3%
Amadeus Fire AG	11,536	1,319,229

60

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Specialty Retail 0.3%
Hornbach Holding AG & Co. KGaA	17,288	$1,143,585

Transportation Infrastructure 0.3%
Hamburger Hafen und Logistik AG	63,628	1,350,057

		21,639,719

HONG KONG 5.1%
Banks 1.5%
Dah Sing Banking Group Ltd.	1,058,800	2,008,400
Hang Seng Bank Ltd.	160,000	3,737,309

		5,745,709

Electric Utilities 0.7%
CLP Holdings Ltd.	250,000	2,800,726

Industrial Conglomerates 0.8%
CK Hutchison Holdings Ltd.	300,000	3,014,115

Multiline Retail 0.6%
Lifestyle International Holdings Ltd.	1,300,000	2,242,626

Real Estate Management & Development 1.5%
CK Asset Holdings Ltd.	550,000	3,561,093
New World Development Co. Ltd.	2,000,000	2,531,497

		6,092,590

		19,895,766

ISRAEL 2.1%
Banks 0.6%
Bank Leumi Le-Israel BM	400,000	2,493,050

Pharmaceuticals 0.8%
Teva Pharmaceutical Industries Ltd., ADR	150,000	2,997,000

Software 0.7%
Check Point Software Technologies Ltd.*	25,000	2,775,000

		8,265,050

ITALY 0.9%
Oil, Gas & Consumable Fuels 0.9%
Eni SpA	200,000	3,557,154

JAPAN 28.1%
Auto Components 0.6%
Bridgestone Corp.	60,000	2,311,571

Automobiles 2.2%
Suzuki Motor Corp.	50,000	2,494,665
Toyota Motor Corp.	100,000	5,855,391

		8,350,056

Banks 2.3%
Aozora Bank Ltd.	30,000	1,032,428
Mizuho Financial Group, Inc.	1,500,000	2,573,187
Resona Holdings, Inc.	300,000	1,576,574
Sumitomo Mitsui Financial Group, Inc.	100,000	3,884,918

		9,067,107

Beverages 0.6%
Kirin Holdings Co. Ltd.	100,000	2,384,552

Building Products 0.3%
AGC, Inc.	30,000	982,406

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Capital Markets 1.0%
SBI Holdings, Inc.	150,000	$3,912,582

Chemicals 2.1%
DIC Corp.	30,000	882,826
Mitsui Chemicals, Inc.	80,000	1,808,135
Showa Denko KK	70,000	3,033,622
Teijin Ltd.	150,000	2,596,098

		8,320,681

Commercial Services & Supplies 0.7%
Kokuyo Co. Ltd.	163,100	2,589,207

Construction & Engineering 1.3%
Kajima Corp.	200,000	2,567,456
Obayashi Corp.	300,000	2,638,396

		5,205,852

Diversified Financial Services 0.3%
ORIX Corp.	80,000	1,300,557

Diversified Telecommunication Services 0.9%
Nippon Telegraph & Telephone Corp.	80,000	3,359,748

Electric Utilities 0.6%
Kansai Electric Power Co., Inc. (The)	150,000	2,306,496

Electronic Equipment, Instruments & Components 1.3%
Hitachi Ltd.	160,000	4,886,666

Food & Staples Retailing 1.5%
Seven & i Holdings Co. Ltd.	135,000	5,841,991

Food Products 0.8%
Nippon Suisan Kaisha Ltd.	500,000	3,189,528

Health Care Providers & Services 0.4%
Medipal Holdings Corp.	71,750	1,536,253

Hotels, Restaurants & Leisure 0.5%
Round One Corp.	150,000	1,770,193

Household Durables 1.9%
Haseko Corp.	150,000	1,898,774
Sony Corp.	100,000	5,382,011

		7,280,785

Industrial Conglomerates 1.5%
Toshiba Corp.*	200,000	5,971,314

Insurance 0.2%
MS&AD Insurance Group Holdings, Inc.	30,000	903,179

IT Services 0.6%
Fujitsu Ltd.	40,000	2,421,890

Oil, Gas & Consumable Fuels 0.9%
JXTG Holdings, Inc.	510,000	3,458,087

Pharmaceuticals 1.2%
Astellas Pharma, Inc.	300,000	4,627,807

Professional Services 0.3%
Meitec Corp.	30,000	1,252,450

Real Estate Management & Development 0.4%
Nomura Real Estate Holdings, Inc.	75,000	1,403,287

Road & Rail 0.4%
Sankyu, Inc.	30,000	1,414,864

Technology Hardware, Storage & Peripherals 0.9%
Canon, Inc.	125,000	3,552,245

61

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Trading Companies & Distributors 1.6%
Mitsubishi Corp.	110,000	$3,087,574
Sumitomo Corp.	200,000	3,024,650

		6,112,224

Wireless Telecommunication Services 0.8%
NTT DOCOMO, Inc.	120,000	3,017,478

		108,731,056

LUXEMBOURG 0.6%
Metals & Mining 0.6%
ArcelorMittal	100,000	2,493,372

NETHERLANDS 4.7%
Capital Markets 0.6%
Euronext NV Reg. S (b)	40,000	2,465,836

Food & Staples Retailing 0.5%
Koninklijke Ahold Delhaize NV	80,000	1,832,780

Health Care Equipment & Supplies 0.5%
Koninklijke Philips NV	50,000	1,864,008

Insurance 1.0%
NN Group NV	90,000	3,870,657

Oil, Gas & Consumable Fuels 2.1%
Royal Dutch Shell plc, Class B	250,000	8,139,918

		18,173,199

NORWAY 5.5%
Banks 1.3%
DNB ASA	250,000	4,508,371

Diversified Telecommunication Services 0.9%
Telenor ASA	200,000	3,663,002

Energy Equipment & Services 0.3%
Petroleum Geo-Services ASA*	400,000	1,243,625

Food Products 0.9%
Marine Harvest ASA	150,000	3,626,132

Insurance 0.4%
Storebrand ASA	200,000	1,660,546

Metals & Mining 0.7%
Norsk Hydro ASA	500,000	2,586,353

Oil, Gas & Consumable Fuels 1.0%
Equinor ASA	150,000	3,864,860

		21,152,889

PORTUGAL 0.6%
Oil, Gas & Consumable Fuels 0.6%
Galp Energia SGPS SA	140,000	2,440,644

RUSSIA 1.1%
Banks 0.4%
Sberbank of Russia PJSC, ADR	120,000	1,410,520

Oil, Gas & Consumable Fuels 0.7%
LUKOIL PJSC, ADR	40,000	2,986,784

		4,397,304

Common Stocks (continued)

	Shares	Value

SINGAPORE 1.5%
Banks 1.0%
DBS Group Holdings Ltd.	225,000	$3,817,776

Road & Rail 0.5%
ComfortDelGro Corp. Ltd.	1,200,000	1,949,727

		5,767,503

SOUTH AFRICA 1.4%
Metals & Mining 1.4%
Anglo American plc (a)	250,000	5,346,651

SWITZERLAND 4.7%
Capital Markets 0.9%
Partners Group Holding AG	5,000	3,552,001

Food Products 0.8%
Nestle SA (Registered)	35,000	2,951,850

Insurance 0.5%
Swiss Life Holding AG (Registered)*	5,000	1,884,003

Pharmaceuticals 1.3%
Novartis AG (Registered)	40,000	3,493,047
Roche Holding AG	7,000	1,698,537

		5,191,584

Technology Hardware, Storage & Peripherals 1.2%
Logitech International SA (Registered)	125,000	4,626,824

		18,206,262

UNITED KINGDOM 12.0%
Beverages 2.4%
Diageo plc	120,000	4,150,459
Fevertree Drinks plc	160,000	5,682,347

		9,832,806

Capital Markets 1.2%
3i Group plc	400,000	4,484,969

Electronic Equipment, Instruments & Components 0.7%
Electrocomponents plc	360,000	2,848,397

Hotels, Restaurants & Leisure 0.5%
InterContinental Hotels Group plc	38,297	2,009,564

Household Durables 0.4%
Persimmon plc	50,000	1,464,942

Insurance 0.6%
Direct Line Insurance Group plc	372,000	1,565,656
Hastings Group Holdings plc Reg. S (b)	250,000	589,344

		2,155,000

Paper & Forest Products 1.1%
Mondi plc	175,000	4,118,612

Personal Products 0.7%
Unilever plc	50,000	2,647,678

Pharmaceuticals 2.3%
GlaxoSmithKline plc	470,000	9,088,354

Professional Services 1.3%
Intertek Group plc	30,000	1,796,082
RELX plc	165,000	3,266,247

		5,062,329

62

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Specialty Retail 0.8%
WH Smith plc	120,000	$2,979,709

		46,692,360

Total Common Stocks (cost $360,988,652)		378,322,590

Exchange Traded Fund 1.3%
UNITED STATES 1.3%
VanEck Vectors Vietnam ETF (a)	331,837	5,037,286

Total Exchange Traded Fund (cost $6,338,307)		5,037,286

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (c)(d)	426,939	426,939

Total Short-Term Investment (cost $426,939)		426,939

Repurchase Agreement 0.9%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $3,563,743, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $3,635,879. (d)(e)	$3,563,526	3,563,526

Total Repurchase Agreement (cost $3,563,526)		3,563,526

Total Investments (cost $371,317,424) — 99.8%		387,350,341

Other assets in excess of liabilities — 0.2%		935,270

NET ASSETS — 100.0%		$388,285,611

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $8,134,942, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $426,939 and $3,563,526, respectively, and by $4,500,208 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $8,490,673.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $5,641,475 which represents 1.45% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $3,990,465.

(e)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

63

Statement of Investments (Continued)

October 31, 2018

Nationwide Bailard International Equities Fund (Continued)

Forward foreign currency contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	13,920,336	GBP	10,800,000	Brown Brothers Harriman & Co.	11/13/2018	109,292

Total unrealized appreciation						109,292

GBP	10,800,000	USD	14,251,054	Brown Brothers Harriman & Co.	11/13/2018	(440,009)

Total unrealized depreciation						(440,009)

Net unrealized depreciation						(330,717)

Currency:

GBP	Great Britain Pound

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

64

Statement of Assets and Liabilities

October 31, 2018

Nationwide Bailard International Equities Fund
Assets:
Investment securities, at value* (cost $367,753,898)	$383,786,815
Repurchase agreement, at value (cost $3,563,526)	3,563,526
Cash	2,742,198
Foreign currencies, at value (cost $27,139)	27,136
Interest and dividends receivable	1,191,569
Security lending income receivable	12,496
Receivable for investments sold	8,167,240
Receivable for capital shares issued	160,520
Reclaims receivable	633,901
Unrealized appreciation on forward foreign currency contracts (Note 2)	109,292
Prepaid expenses	27,444

Total Assets	400,422,137

Liabilities:
Payable for investments purchased	6,613,574
Payable for capital shares redeemed	691,571
Unrealized depreciation on forward foreign currency contracts (Note 2)	440,009
Payable upon return of securities loaned (Note 2)	3,990,465
Accrued expenses and other payables:
Investment advisory fees	258,078
Fund administration fees	30,630
Distribution fees	6,808
Administrative servicing fees	47,924
Accounting and transfer agent fees	6,529
Trustee fees	1,258
Custodian fees	2,862
Compliance program costs (Note 3)	276
Professional fees	30,682
Printing fees	5,139
Other	10,721

Total Liabilities	12,136,526

Net Assets	$388,285,611

Represented by:
Capital	$373,364,618
Total distributable earnings (loss)	14,920,993

Net Assets	$388,285,611

Net Assets:
Class A Shares	$8,802,111
Class C Shares	5,425,148
Class M Shares	166,741,655
Class R6 Shares	143,744,353
Institutional Service Class Shares	63,572,344

Total	$388,285,611

65

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Bailard International Equities Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,153,654
Class C Shares	719,686
Class M Shares	21,861,431
Class R6 Shares	18,837,786
Institutional Service Class Shares	8,342,312

Total	50,914,869

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.63
Class C Shares (b)	$7.54
Class M Shares	$7.63
Class R6 Shares	$7.63
Institutional Service Class Shares	$7.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.10

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $8,134,942 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

66

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$16,003,068
Income from securities lending (Note 2)	166,832
Interest income	77,965
Foreign tax withholding	(1,307,485)

Total Income	14,940,380

EXPENSES:
Investment advisory fees	3,651,656
Fund administration fees	190,094
Distribution fees Class A	29,905
Distribution fees Class C	69,649
Administrative servicing fees Class A	13,158
Administrative servicing fees Class C	7,776
Administrative servicing fees Institutional Service Class	91,636
Registration and filing fees	68,503
Professional fees	74,488
Printing fees	38,687
Trustee fees	14,503
Custodian fees	28,909
Accounting and transfer agent fees	35,189
Compliance program costs (Note 3)	1,888
Other	18,711

Total Expenses	4,334,752

NET INVESTMENT INCOME	10,605,628

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	(1,854,159)
Settlement of forward foreign currency contracts (Note 2)	499,979
Foreign currency transactions (Note 2)	(491,457)

Net realized losses	(1,845,637)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(64,708,794)
Forward foreign currency contracts (Note 2)	(330,717)
Translation of assets and liabilities denominated in foreign currencies	(18,171)

Net change in unrealized appreciation/depreciation	(65,057,682)

Net realized/unrealized losses	(66,903,319)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(56,297,691)

†	Net of capital gain country taxes of $204.

The accompanying notes are an integral part of these financial statements.

67

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$10,605,628	$9,398,656
Net realized gains (losses)	(1,845,637)	22,748,013
Net change in unrealized appreciation/depreciation	(65,057,682)	45,084,906

Change in net assets resulting from operations	(56,297,691)	77,231,575

Distributions to Shareholders From:
Distributable earnings:
Class A	(225,637)	(175,155	)(a)
Class C	(84,979)	(73,192	)(a)
Class M	(4,481,732)	(4,361,004	)(a)
Class R6 (b)	(4,403,408)	(4,162,805	)(a)
Institutional Service Class	(2,062,888)	(1,274,540	)(a)

Change in net assets from shareholder distributions	(11,258,644)	(10,046,696)

Change in net assets from capital transactions	(43,642,723)	66,043,452

Change in net assets	(111,199,058)	133,228,331

Net Assets:
Beginning of year	499,484,669	366,256,338

End of year	$388,285,611	$499,484,669	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,449,953	$13,055,140
Dividends reinvested	209,023	162,591
Cost of shares redeemed	(13,192,102)	(3,481,154)

Total Class A Shares	(7,533,126)	9,736,577

Class C Shares
Proceeds from shares issued	1,530,180	2,961,871
Dividends reinvested	73,657	59,012
Cost of shares redeemed	(1,927,572)	(1,364,698)

Total Class C Shares	(323,735)	1,656,185

Class M Shares
Proceeds from shares issued	10,035,884	11,459,876
Dividends reinvested	3,288,403	2,969,064
Cost of shares redeemed	(12,008,899)	(10,909,551)

Total Class M Shares	1,315,388	3,519,389

Class R6 Shares (b)
Proceeds from shares issued	28,608,517	46,919,426
Dividends reinvested	2,022,254	1,923,279
Cost of shares redeemed	(63,903,466)	(19,922,667)

Total Class R6 Shares	(33,272,695)	28,920,038

68

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	50,247,449	43,648,851
Dividends reinvested	1,605,410	952,299
Cost of shares redeemed	(55,681,414)	(22,389,887)

Total Institutional Service Class Shares	(3,828,555)	22,211,263

Change in net assets from capital transactions	$(43,642,723)	$66,043,452

SHARE TRANSACTIONS:
Class A Shares
Issued	612,932	1,622,462
Reinvested	23,883	21,221
Redeemed	(1,494,009)	(429,005)

Total Class A Shares	(857,194)	1,214,678

Class C Shares
Issued	172,246	362,397
Reinvested	8,431	8,173
Redeemed	(229,183)	(176,612)

Total Class C Shares	(48,506)	193,958

Class M Shares
Issued	1,124,738	1,433,220
Reinvested	377,014	391,488
Redeemed	(1,396,807)	(1,376,087)

Total Class M Shares	104,945	448,621

Class R6 Shares (b)
Issued	3,293,348	5,833,107
Reinvested	231,303	252,803
Redeemed	(7,423,686)	(2,452,365)

Total Class R6 Shares	(3,899,035)	3,633,545

Institutional Service Class Shares
Issued	5,655,241	5,294,462
Reinvested	184,049	125,264
Redeemed	(6,526,450)	(2,821,807)

Total Institutional Service Class Shares	(687,160)	2,597,919

Total change in shares	(5,386,950)	8,088,721

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $175,155, $73,192, $4,361,004, $4,162,805 and $1,274,540 for Class A, Class C, Class M, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $4,371,686.

The accompanying notes are an integral part of these financial statements.

69

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (d)(g)
Class A Shares
Year Ended October 31, 2018	$8.87	0.16	(1.23)	(1.07)	(0.17)	(0.17)	$7.63	(12.32%	)	$8,802,111	1.21%	1.78%	1.21%	70.96%
Year Ended October 31, 2017	$7.60	0.17	1.28	1.45	(0.18)	(0.18)	$8.87	19.48%		$17,840,518	1.21%	2.02%	1.21%	95.51%
Year Ended October 31, 2016	$7.98	0.14	(0.36)	(0.22)	(0.16)	(0.16)	$7.60	(2.73%	)	$6,050,685	1.22%	1.87%	1.22%	84.41%
Year Ended October 31, 2015	$8.22	0.13	(0.02)	0.11	(0.35)	(0.35)	$7.98	1.47%		$6,691,049	1.17%	1.55%	1.17%	98.51%
Period Ended October 31, 2014 (h)	$8.42	0.03	(0.23)	(0.20)	–	–	$8.22	(2.38%	)	$3,011,405	1.23%	1.31%	1.23%	31.09%
Year Ended July 31, 2014	$7.41	0.14	1.03	1.17	(0.16)	(0.16)	$8.42	15.92%		$3,238,747	1.29%	1.69%	1.32%	83.79%

Class C Shares
Year Ended October 31, 2018	$8.77	0.10	(1.22)	(1.12)	(0.11)	(0.11)	$7.54	(12.97%	)(i)	$5,425,148	1.96%	1.14%	1.96%	70.96%
Year Ended October 31, 2017	$7.52	0.09	1.29	1.38	(0.13)	(0.13)	$8.77	18.68%		$6,736,677	1.97%	1.10%	1.97%	95.51%
Year Ended October 31, 2016	$7.93	0.09	(0.37)	(0.28)	(0.13)	(0.13)	$7.52	(3.49%	)	$4,320,265	1.97%	1.19%	1.97%	84.41%
Year Ended October 31, 2015	$8.15	0.07	(0.02)	0.05	(0.27)	(0.27)	$7.93	0.70%		$5,255,233	1.94%	0.90%	1.94%	98.51%
Period Ended October 31, 2014 (h)	$8.37	0.01	(0.23)	(0.22)	–	–	$8.15	(2.63%	)	$2,056,325	2.03%	0.51%	2.03%	31.09%
Year Ended July 31, 2014	$7.37	0.11	1.00	1.11	(0.11)	(0.11)	$8.37	15.12%		$2,088,816	1.93%	1.31%	1.94%	83.79%

Class M Shares
Year Ended October 31, 2018	$8.87	0.19	(1.23)	(1.04)	(0.20)	(0.20)	$7.63	(11.95%	)(i)	$166,741,655	0.85%	2.22%	0.85%	70.96%
Year Ended October 31, 2017	$7.60	0.18	1.29	1.47	(0.20)	(0.20)	$8.87	19.87%		$193,049,933	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.17	(0.36)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$161,881,871	0.86%	2.24%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.97	1.82%		$169,724,549	0.86%	1.89%	0.86%	98.51%
Period Ended October 31, 2014 (h)	$8.42	0.03	(0.23)	(0.20)	–	–	$8.22	(2.38%	)	$169,784,066	0.94%	1.60%	0.94%	31.09%
Year Ended July 31, 2014	$7.40	0.18	1.02	1.20	(0.18)	(0.18)	$8.42	16.42%		$172,401,379	0.90%	2.19%	0.90%	83.79%

Class R6 Shares (j)
Year Ended October 31, 2018	$8.88	0.19	(1.24)	(1.05)	(0.20)	(0.20)	$7.63	(12.05%	)	$143,744,353	0.85%	2.20%	0.85%	70.96%
Year Ended October 31, 2017	$7.60	0.18	1.30	1.48	(0.20)	(0.20)	$8.88	20.00%		$201,818,155	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.18	(0.37)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$145,180,828	0.86%	2.39%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.16	(0.03)	0.13	(0.38)	(0.38)	$7.97	1.82%		$1,660,603	0.85%	2.01%	0.85%	98.51%
Period Ended October 31, 2014 (h)	$8.41	0.03	(0.22)	(0.19)	–	–	$8.22	(2.26%	)	$488,602	0.94%	1.60%	0.94%	31.09%
Period Ended July 31, 2014(k)	$7.91	0.18	0.50	0.68	(0.18)	(0.18)	$8.41	8.78%		$565,549	0.86%	2.39%	0.86%	83.79%

Institutional Service Class Shares (l)
Year Ended October 31, 2018	$8.86	0.19	(1.23)	(1.04)	(0.20)	(0.20)	$7.62	(12.06%	)(i)	$63,572,344	0.95%	2.18%	0.95%	70.96%
Year Ended October 31, 2017	$7.59	0.17	1.30	1.47	(0.20)	(0.20)	$8.86	19.77%	(i)	$80,039,386	0.97%	2.10%	0.97%	95.51%
Year Ended October 31, 2016	$7.96	0.16	(0.36)	(0.20)	(0.17)	(0.17)	$7.59	(2.49%	)	$48,822,689	0.98%	2.10%	0.98%	84.41%
Year Ended October 31, 2015	$8.21	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.96	1.74%		$140,742,502	0.93%	1.80%	0.93%	98.51%
Period Ended October 31, 2014 (h)	$8.41	0.03	(0.23)	(0.20)	–	–	$8.21	(2.38%	)	$87,137,595	0.97%	1.57%	0.97%	31.09%
Year Ended July 31, 2014	$7.40	0.17	1.01	1.18	(0.17)	(0.17)	$8.41	16.13%		$85,990,498	1.02%	2.12%	1.04%	83.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

70

Fund Commentary	Nationwide Emerging Markets Debt Fund

For the annual period ended October 31, 2018, the Nationwide Emerging Markets Debt Fund (Class R6) registered -4.72% versus -4.39% for its benchmark, the JPM EMBI Global Diversified Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Emerging Markets Bond (consisting of 293 funds as of October 31, 2018), was -4.88% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The start of the reporting period was positive for emerging market (EM) debt, with all components of the asset class performing well, capping a year in which numerous idiosyncratic events failed to derail the prevailing positive sentiment. However, the first half of 2018 brought a period of market volatility and weakness — particularly in the EM economies. This was most pronounced between April and June, caused largely by increased rhetoric around trade wars and the negative impact this would have on China’s economy. The market also was concerned about the future path of U.S. interest rate hikes. The dollar, meanwhile, was strong during the reporting period, which generally is considered negative for EMs.

During the first half of 2018, elections in large EM countries — notably Turkey and Mexico — caused further market weakness, resulting in investor uncertainty. Recep Tayyip Erdoğan won Turkey’s presidential election as expected; however, his economic policies and unorthodox approach to monetary policy have been concerning to investors in Turkey. In Mexico, Andres Lopez Obrador, the left-wing candidate, won Mexico’s presidential election. Again, this was expected, but the market has become increasingly concerned at his plans to unwind some of the reforms that occurred under his predecessor, Enrique Peña Nieto.

EM debt then experienced a mixed end to the period, with surprisingly negative performance during August (typically a stable month) balanced by 2018’s first two months of positive returns, in July and September. Investor confidence and risk appetite were partly restored by factors such as increased financial support from the International Monetary Fund (IMF) for Argentina, monetary policy tightening from the Central Bank of the Republic of Turkey, and a NAFTA agreement among the U.S., Mexico and Canada. However, markets then weakened in October, led by a stronger U.S. dollar and compression in U.S. Treasury yields toward the end of the month.

In terms of positive contributors to relative Fund performance for the reporting period, the Fund’s underweight position in Turkish bonds contributed 87 basis points to excess returns. Following a policy response and a meaningful slowdown in the economy, we have begun to rebuild a position in the Fund in Turkish assets through local currency government bonds and senior paper issued by Garanti Bank.

Underweight positions in Hungary also added to Fund performance during the reporting period, supplemented for the first several months of the period with a “paid fixed” position in forint interest rate swaps, a contract that benefited from rising interest rates in the domestic-term money markets. While we have closed this short position, the portfolio remains zero weight in Hungary as we expect interest rates to continue to rise for the time being due to the strong economy.

An overweight position in Qatar government bonds also added to relative Fund performance during the reporting period, benefiting from less fraught relations with neighbors and a rising oil price. In addition, there was confirmation at the end of the reporting period that the bonds would enter the JPM EMBI Global series of benchmarks starting at the end of January 2019.

In terms of detractors from Fund performance for the reporting period, the Fund’s underweight exposure to Malaysia and long protection exposure via credit default swaps (CDS) in the sovereign detracted 35 basis points from Fund returns. With conditions favorable for EM government borrowers and as first quarter gross domestic product (GDP) growth rose far beyond most market expectations, spreads on CDS

71

Fund Commentary (cont.)	Nationwide Emerging Markets Debt Fund

contracts fell. This meant that the Fund’s long CDS protection position suffered.

Other major detractors from Fund returns for the reporting period included Argentina, where an overweight allocation to local markets suffered from severe investor fatigue, premature interest rate cuts and rampant inflation, triggering a currency collapse. IMF support and much higher interest rates make us confident that losses can be recovered, so we have held the position.

Allocations to local markets in South Africa also detracted from Fund performance for the reporting period. This was partly due to weakness in portfolio flows needed to finance the balance of payments, but also because the pace of reform from the new government has been disappointing after an optimistic start. We have reduced this position in the Fund. The Fund’s allocation to Zambia also was detrimental, as we thought the government would reach a deal with the IMF. In fact, relations deteriorated and the risk of default in the coming years rose. We have exited this position from the Fund.

The Fund made use of both interest rate swaps and foreign exchange forwards for risk reduction and return-seeking purposes during the reporting period. Foreign exchange forwards allow us to allocate to a market efficiently and without taking duration risk. They also allow us to swiftly reduce risk. Interest rate swaps have been used to adjust portfolio duration while also taking short positions that benefit from rising interest rates in certain countries.

Subadviser:

Aberdeen Standard Investments

Portfolio Managers:

Mark Baker, CFA and Kieran Curtis

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds, which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

72

Fund Overview	Nationwide Emerging Markets Debt Fund

Asset Allocation†

Foreign Government Securities	65.0%
Corporate Bonds	27.9%
Asset-Backed Security	0.6%
Forward Currency Contracts	0.2%
Option	0.1%
Interest Rate Swaps	0.2%
Other assets in excess of liabilities††	6.0%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	6.2%
Banks	4.9%
Electric Utilities	3.4%
Consumer Finance	1.7%
Metals & Mining	1.7%
Chemicals	1.4%
Wireless Telecommunication Services	1.3%
Real Estate Management & Development	1.2%
Media	1.1%
Construction Materials	1.0%
Other Industries	76.1%
100.0%

Top Holdings†††

Brazil Notas do Tesouro Nacional, 10.00%, 1/1/2023	4.5%
Kingdom of Thailand, 1.25%, 3/12/2028	2.7%
Russian Federal Bond — OFZ, 7.00%, 12/15/2021	2.6%
Republic of Kenya, 5.88%, 6/24/2019	2.5%
Mexican Bonos, 6.50%, 6/9/2022	2.5%
Federative Republic of Brazil, 10.00%, 1/1/2025	2.4%
Qatar Government Bond, 4.50%, 4/23/2028	2.2%
Republic of South Africa, 7.75%, 2/28/2023	2.2%
Republic of Croatia, 5.50%, 4/4/2023	2.0%
Titulos de Tesoreria, 7.75%, 9/18/2030	1.9%
Other Holdings	74.5%
100.0%

Top Countries†††

Brazil	9.4%
Mexico	8.6%
Russia	5.6%
South Africa	4.9%
Dominican Republic	4.8%
Argentina	4.5%
Indonesia	4.2%
Thailand	3.5%
Saudi Arabia	3.2%
Colombia	3.2%
Other Countries	48.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

73

Fund Performance	Nationwide Emerging Markets Debt Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	Inception
Class A	w/o SC1	(4.96)%	4.38%	[2]
	w/SC3	(7.08)%	3.50%	[2]
Class C	w/o SC1	(5.62)%	3.62%	[2]
	w/SC4	(6.52)%	N/A
Class R6[5,6]		(4.72)%	4.66%	[2]
Institutional Service Class[5]		(4.71)%	4.64%	[2]
JPM EMBI Global Diversified Index		(4.39)%	4.84%
CPI		2.52%	2.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of February 29, 2016.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.48%	1.40%
Class C	2.23%	2.15%
Class R6	0.98%	0.90%
Institutional Service Class	1.23%	1.15%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

74

Fund Performance (cont.)	Nationwide Emerging Markets Debt Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Emerging Markets Debt Fund from inception through 10/31/18 versus the JPM EMBI Global Diversified Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

75

Shareholder Expense Example	Nationwide Emerging Markets Debt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Emerging Markets Debt Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	941.50	5.63	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.85	1.15
Class C Shares	Actual	(a)	1,000.00	938.70	9.28	1.90
	Hypothetical	(a)(b)	1,000.00	1,015.63	9.65	1.90
Class R6 Shares	Actual	(b)	1,000.00	943.60	4.41	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.67	4.58	0.90
Institutional Service Class Shares	Actual	(b)	1,000.00	942.70	4.41	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.67	4.58	0.90

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

76

Statement of Investments

October 31, 2018

Nationwide Emerging Markets Debt Fund

Asset-Backed Security 0.6%

	Principal Amount	Value

CHILE 0.6%
Airlines 0.6%
Latam Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 11/15/2027	$487,692	$470,004

Total Asset-Backed Security (cost $469,639)		470,004

Corporate Bonds 27.9%
ARGENTINA 1.9%
Media 1.0%
Cablevision SA, Reg. S, 6.50%, 6/15/2021	810,000	791,775

Oil, Gas & Consumable Fuels 0.9%
Transportadora de Gas del Sur SA, 6.75%, 5/2/2025 (a)	800,000	750,008

		1,541,783

BAHRAIN 0.2%
Energy Equipment & Services 0.2%
Oil and Gas Holding Co. BSCC (The), 7.63%, 11/7/2024 (a)	200,000	200,000

BRAZIL 2.4%
Chemicals 0.5%
Braskem Netherlands Finance BV, Reg. S, 4.50%, 1/10/2028	405,000	376,245

Construction Materials 1.0%
Votorantim Cimentos SA, Reg. S, 7.25%, 4/5/2041	780,000	800,280

Paper & Forest Products 0.4%
Klabin Finance SA
Reg. S, 5.25%, 7/16/2024	307,000	300,921

Road & Rail 0.5%
Rumo Luxembourg Sarl, 5.88%, 1/18/2025 (a)	447,000	425,213

		1,902,659

CHINA 1.9%
Automobiles 0.8%
Geely Automobile Holdings Ltd., Reg. S, 3.63%, 1/25/2023	700,000	676,075

Real Estate Management & Development 1.1%
Shimao Property Holdings Ltd., Reg. S, 8.38%, 2/10/2022	900,000	912,503

		1,588,578

COLOMBIA 0.8%
Oil, Gas & Consumable Fuels 0.5%
Transportadora de Gas Internacional SA ESP, 5.55%, 11/1/2028 (a)	400,000	402,040

Wireless Telecommunication Services 0.3%
Millicom International Cellular SA, 6.63%, 10/15/2026 (a)	200,000	202,000

		604,040

Corporate Bonds (continued)

	Principal Amount		Value

CONGO, DEMOCRATIC REPUBLIC OF THE 0.5%
Communications Equipment 0.5%
HTA Group Ltd., Reg. S, 9.13%, 3/8/2022		$390,000	$397,312

DOMINICAN REPUBLIC 0.9%
Electric Utilities 0.9%
AES Andres BV, Reg. S, 7.95%, 5/11/2026		700,000	716,632

GHANA 0.9%
Oil, Gas & Consumable Fuels 0.9%
Tullow Oil plc, Reg. S, 6.25%, 4/15/2022		750,000	748,500

INDIA 1.7%
Electric Utilities 0.5%
Adani Transmission Ltd., 4.00%, 8/3/2026 (a)		500,000	437,796

Metals & Mining 1.2%
Vedanta Resources plc, 6.38%, 7/30/2022 (a)		1,000,000	935,500

			1,373,296

INDONESIA 1.0%
Electric Utilities 1.0%
Perusahaan Listrik Negara PT, 6.25%, 1/25/2049 (a)		820,000	804,120

MAURITIUS 0.5%
Diversified Telecommunication Services 0.5%
Liquid Telecommunications Financing plc, Reg. S, 8.50%, 7/13/2022		365,000	372,254

MEXICO 4.5%
Banks 0.5%
BBVA Bancomer SA, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b)		420,000	370,549

Chemicals 0.4%
Mexichem SAB de CV, Reg. S, 5.50%, 1/15/2048		425,000	373,792

Consumer Finance 0.6%
Unifin Financiera SAB de CV SOFOM ENR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%, 1/29/2025 (a)(b)(c)		499,000	457,588

Equity Real Estate Investment Trusts (REITs) 0.5%
Trust F/1401, Reg. S, 6.95%, 1/30/2044		375,000	372,848

Oil, Gas & Consumable Fuels 1.6%
Petroleos Mexicanos
Reg. S, 7.19%, 9/12/2024	MXN	12,980,400	536,879
6.75%, 9/21/2047		$837,000	718,397

			1,255,276

77

Statement of Investments (Continued)

October 31, 2018

Nationwide Emerging Markets Debt Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Wireless Telecommunication Services 0.9%
Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/2025 (a)		$800,000	$755,000

			3,585,053

NIGERIA 1.0%
Banks 0.5%
Access Bank plc, Reg. S, 10.50%, 10/19/2021		400,000	425,760

Communications Equipment 0.5%
IHS Netherlands Holdco BV, Reg. S, 9.50%, 10/27/2021		390,000	392,452

			818,212

POLAND 1.0%
Banks 1.0%
Powszechna Kasa Oszczednosci Bank Polski SA, Reg. S, 4.63%, 9/26/2022		800,000	815,000

RUSSIA 1.0%
Consumer Finance 1.0%
GTLK Europe DAC, Reg. S, 5.13%, 5/31/2024		940,000	854,930

SINGAPORE 1.0%
Oil, Gas & Consumable Fuels 1.0%
Puma International Financing SA, 5.00%, 1/24/2026 (a)		1,000,000	825,391

SOUTH AFRICA 1.2%
Chemicals 0.4%
SASOL Financing USA LLC, 5.88%, 3/27/2024		307,000	309,266

Electric Utilities 0.8%
Eskom Holdings SOC Ltd., 7.50%, 9/15/2033	ZAR	13,000,000	638,910

			948,176

THAILAND 0.7%
Oil, Gas & Consumable Fuels 0.7%
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%, 7/17/2022 (a)(b)(c)		$600,000	575,553

TUNISIA 1.7%
Banks 1.7%
Banque Centrale de Tunisie International Bond
6.75%, 10/31/2023 (a)	EUR	508,000	566,180
Reg. S, 5.75%, 1/30/2025		$911,000	772,315

			1,338,495

TURKEY 0.9%
Banks 0.9%
Turkiye Garanti Bankasi A/S, Reg. S, 5.88%, 3/16/2023		800,000	740,160

Corporate Bonds (continued)

	Principal Amount		Value

UKRAINE 1.1%
Food Products 0.7%
MHP Lux SA, 6.95%, 4/3/2026 (a)		$644,000	$595,159

Metals & Mining 0.4%
Metinvest BV, 8.50%, 4/23/2026 (a)		338,000	321,945

			917,104

UNITED ARAB EMIRATES 0.9%
Airlines 0.7%
Zahidi Ltd., Reg. S, 4.50%, 3/22/2028		571,519	554,396

Multi-Utilities 0.2%
Abu Dhabi National Energy Co. PJSC, 4.88%, 4/23/2030 (a)		200,000	198,464

			752,860

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.2%
Oil, Gas & Consumable Fuels 0.2%
Petroleos de Venezuela SA, Reg. S, 5.50%, 4/12/2037 (f)		610,000	109,800

Total Corporate Bonds (cost $23,602,691)			22,529,908

Foreign Government Securities 65.0%
ALBANIA 0.4%
Republic of Albania, 3.50%, 10/9/2025 (a)	EUR	304,000	342,776

ARGENTINA 2.3%
Provincia de Buenos Aires, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%, 15.00% Floor), 27.50%, 5/31/2022 (b)	ARS	14,147,000	358,500

Republic of Argentina
(ARLLMONP + 0.00%), 28.97%, 6/21/2020 (b)		30,017,053	946,875
7.50%, 4/22/2026		$637,000	555,783

			1,861,158

BAHAMAS 0.9%
Commonwealth of the Bahamas, 6.00%, 11/21/2028 (a)		752,000	763,280

BELARUS 1.2%
Republic of Belarus, Reg. S, 6.88%, 2/28/2023		910,000	937,537

BRAZIL 6.4%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/2023	BRL	12,219,000	3,366,040
Federative Republic of Brazil, 10.00%, 1/1/2025		6,625,000	1,806,392

			5,172,432

78

Statement of Investments (Continued)

October 31, 2018

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

COLOMBIA 2.2%
Republic of Colombia, 7.00%, 5/4/2022	COP	1,142,000,000	$366,584
Titulos de Tesoreria, 7.75%, 9/18/2030		4,411,400,000	1,411,294

			1,777,878

COSTA RICA 0.2%
Republic of Costa Rica, Reg. S, 7.16%, 3/12/2045		$221,000	184,314

CROATIA 1.9%
Republic of Croatia, Reg. S, 5.50%, 4/4/2023		1,449,000	1,519,908

DOMINICAN REPUBLIC 3.6%
Dominican Republic Bond
16.95%, 2/4/2022 (a)	DOP	49,500,000	1,185,902
Reg. S, 5.50%, 1/27/2025		$805,000	794,133
Reg. S, 7.45%, 4/30/2044		908,000	948,860

			2,928,895

ECUADOR 1.7%
Republic of Ecuador
Reg. S, 10.75%, 3/28/2022		952,000	980,560
Reg. S, 8.75%, 6/2/2023		440,000	420,200

			1,400,760

EGYPT 1.6%
Arab Republic of Egypt
6.13%, 1/31/2022 (a)		588,000	580,427
5.63%, 4/16/2030 (a)	EUR	668,000	688,326

			1,268,753

EL SALVADOR 0.8%
Republic of El Salvador
Reg. S, 5.88%, 1/30/2025		$706,000	631,870

GABON 0.7%
Republic of Gabon, Reg. S, 6.38%, 12/12/2024		585,000	531,496

GEORGIA 1.4%
Republic of Georgia, Reg. S, 6.88%, 4/12/2021		1,111,000	1,162,750

GHANA 0.8%
Ghana Government Bond, 8.63%, 6/16/2049 (a)		667,000	625,681

INDONESIA 3.0%
Republic of Indonesia
8.38%, 3/15/2024	IDR	12,580,000,000	819,220
8.38%, 9/15/2026		12,735,000,000	825,333
6.63%, 5/15/2033		14,007,000,000	759,202

			2,403,755

Foreign Government Securities (continued)

	Principal Amount		Value

KENYA 2.9%
Republic of Kenya
Reg. S, 5.88%, 6/24/2019		$1,887,000	$1,896,058
Reg. S, 6.88%, 6/24/2024		240,000	233,498
8.25%, 2/28/2048 (a)		200,000	182,328

			2,311,884

MALAYSIA 1.6%
Malaysia Government Bond
3.49%, 3/31/2020	MYR	2,621,000	626,223
3.84%, 4/15/2033		1,645,000	361,528
4.64%, 11/7/2033		1,440,000	345,307

			1,333,058

MEXICO 3.6%
Mexican Bonos
6.50%, 6/9/2022	MXN	40,570,200	1,864,612
7.50%, 6/3/2027		18,016,400	816,063
United Mexican States, 10.00%, 12/5/2024		4,596,300	239,741

			2,920,416

MOROCCO 1.5%
Kingdom of Morocco, Reg. S, 4.25%, 12/11/2022		$1,205,000	1,198,541

NAMIBIA 0.6%
Republic of Namibia, Reg. S, 5.25%, 10/29/2025		514,000	462,641

NIGERIA 1.0%
Nigeria Government Bond
7.14%, 2/23/2030 (a)		297,000	272,810
7.63%, 11/28/2047 (a)		616,000	543,090

			815,900

OMAN 0.9%
Oman Government Bond, 6.75%, 1/17/2048 (a)		833,000	760,113

PAPUA NEW GUINEA 0.5%
Papua New Guinea Government International Bond, 8.38%, 10/4/2028 (a)		400,000	396,500

PERU 1.3%
Republic of Peru
Reg. S, 8.20%, 8/12/2026	PEN	2,254,000	778,187
Reg. S, 6.90%, 8/12/2037		779,000	240,873

			1,019,060

POLAND 0.9%
Republic of Poland, 3.25%, 7/25/2019	PLN	2,727,000	720,875

QATAR 2.1%
Qatar Government Bond, 4.50%, 4/23/2028 (a)		$1,650,000	1,683,000

79

Statement of Investments (Continued)

October 31, 2018

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

RUSSIA 4.2%
Russian Federal Bond — OFZ
7.00%, 12/15/2021	RUB	135,653,000	$1,996,706
7.10%, 10/16/2024		94,916,000	1,357,047

			3,353,753

SAUDI ARABIA 3.0%
Kingdom of Saudi Arabia
Reg. S, 3.63%, 3/4/2028		$1,481,000	1,389,770
Reg. S, 4.63%, 10/4/2047		1,157,000	1,061,085

			2,450,855

SENEGAL 0.6%
Republic of Senegal, 6.25%, 5/23/2033 (a)		380,000	328,555
Senegal Government Bond, Reg. S, 4.75%, 3/13/2028	EUR	149,000	157,306

			485,861

SERBIA 1.0%
Republic of Serbia, Reg. S, 7.25%, 9/28/2021		$734,000	791,773

SOUTH AFRICA 3.4%
Republic of South Africa
7.75%, 2/28/2023	ZAR	24,964,000	1,637,530
8.25%, 3/31/2032		2,702,000	159,294
6.25%, 3/31/2036		9,162,000	427,579
8.50%, 1/31/2037		8,960,000	523,066

			2,747,469

THAILAND 2.5%
Kingdom of Thailand, Reg. S, 1.25%, 3/12/2028	THB	71,905,590	2,042,728

TURKEY 0.4%
Republic of Turkey
9.20%, 9/22/2021	TRY	1,245,957	169,409
7.10%, 3/8/2023		1,463,000	170,259

			339,668

UKRAINE 1.5%
Ukraine Government Bond
Reg. S, 7.75%, 9/1/2023		$615,000	584,987
Reg. S, 0.00%, 5/31/2040 (d)(e)		1,185,000	605,831

			1,190,818

URUGUAY 0.4%
Oriental Republic of Uruguay, 4.38%, 12/15/2028	UYU	10,251,504	337,395

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.2%
Bolivarian Republic of Venezuela Reg. S, Reg. S, 11.75%, 10/21/2026 (f)		$485,000	123,675

Foreign Government Securities (continued)

	Principal Amount	Value

VIETNAM 1.5%
Socialist Republic of Vietnam
Reg. S, 6.75%, 1/29/2020	$770,000	$792,321
Reg. S, 4.80%, 11/19/2024	395,000	397,223

		1,189,544

ZAMBIA 0.3%
Republic of Zambia, Reg. S, 8.97%, 7/30/2027	416,000	282,464

Total Foreign Government Securities (cost $58,202,862)		52,471,234

Purchased Options 0.1%
Call Options 2.1%
Foreign Exchange Currency Options 0.1%
Foreign Exchange KRW/USD 2/7/2019 at USD 1,115.00, Vanilla, American Style Notional Amount: USD 4,050,000 Over the counter*	4,050,000	114,770

Total Option (cost $97,200)		114,770

Total Investments (cost $82,372,392) — 93.6%		75,585,916

Other assets in excess of liabilities — 6.4%		5,129,208

NET ASSETS — 100.0%		$80,715,124

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $16,804,745 which represents 20.82% of net assets.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(c)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2018. The maturity date reflects the next call date.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(e)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.

80

Statement of Investments (Continued)

October 31, 2018

Nationwide Emerging Markets Debt Fund (Continued)

(f)	Security in default.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust
Currency:

ARS	Argentina Peso

BRL	Brazilian Real

COP	Colombian Peso

EUR	Euro

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysia Ringgit

PEN	Peru Nuevo Sol

PLN	Poland New Zloty

RUB	Russia Ruble

THB	Thailand Baht

TRY	Turkish Lira

USD	United States Dollar

UYU	Uruguay Peso Uruguayo

ZAR	South Africa Rand

Forward foreign currency contracts outstanding as of October 31, 2018

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EGP	14,324,836	USD	777,256	JPMorgan Chase Bank**	1/24/2019	3,109
IDR	23,500,000,000	USD	1,522,908	JPMorgan Chase Bank**	1/25/2019	4,686
TRY	9,760,000	USD	1,579,748	Barclays Bank plc	1/25/2019	79,063
USD	2,301,742	BRL	8,600,000	JPMorgan Chase Bank**	1/25/2019	7,709
USD	1,282,848	EUR	1,098,528	Royal Bank of Canada	1/25/2019	28,504
USD	603,155	MXN	11,530,000	JPMorgan Chase Bank	1/25/2019	43,530
USD	1,089,065	PEN	3,650,000	Deutsche Bank Securities, Inc.**	1/25/2019	10,096
USD	1,905,347	THB	62,000,000	Deutsche Bank Securities, Inc.	1/25/2019	28,884
USD	1,201,311	ZAR	17,550,000	Barclays Bank plc	1/25/2019	24,698

Total unrealized appreciation						230,279

CZK	31,437,057	USD	1,423,835	Deutsche Bank Securities, Inc.	1/25/2019	(39,930)
USD	392,914	BRL	1,475,000	JPMorgan Chase Bank**	1/25/2019	(539)
USD	737,377	TRY	4,530,000	Deutsche Bank Securities, Inc.	1/25/2019	(32,543)

Total unrealized depreciation						(73,012)

Net unrealized appreciation						157,267

**	Non-deliverable forward.

Currency:

BRL	Brazilian Real

CZK	Czech Koruna

EGP	Egyptian Pound

EUR	Euro

IDR	Indonesian Rupiah

MXN	Mexican Peso

PEN	Peru Nuevo Sol

THB	Thailand Baht

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

81

Statement of Investments (Continued)

October 31, 2018

Nationwide Emerging Markets Debt Fund (Continued)

OTC Interest rate swap contracts outstanding as of October 31, 2018 :

Floating Rate Index	Fixed Rate	Pay/ Receive Floating Rate	Counterparty	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
1 Day CLICP Semi-annually	4.02% semi-annually	Pay	Deutsche Bank Securities, Inc.	9/12/2027	CLP 2,080,000,000	–	(62,897)	(62,897)

						–	(62,897)	(62,897)

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2018 :

Floating Rate Index1	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
6 Month PRIBOR semi-annually	1.01% annually	Receive	5/4/2022	CZK 22,000,000	–	50,488	50,488
6 Month PRIBOR semi-annually	1.83% annually	Receive	6/28/2023	CZK 68,500,000	–	91,355	91,355

					–	141,843	141,843

*	There are no upfront payments (receipts) on the swap contracts listed above.

At October 31, 2018, the Fund has $46,816 segregated as collateral for interest rate swap contracts.

Currency:

CLP	Chilean Peso

CZK	Czech Republic Koruna

The accompanying notes are an integral part of these financial statements.

82

Statement of Assets and Liabilities

October 31, 2018

Nationwide Emerging Markets Debt Fund
Assets:
Investment securities, at value (cost $82,372,392)	$75,585,916
Cash	4,254,127
Restricted cash, collateral for open interest rate swap contracts	46,816
Foreign currencies, at value (cost $63,588)	61,324
Interest receivable	1,270,658
Reclaims receivable	22,360
Receivable for variation margin on centrally cleared interest rate swap contracts	60,423
Unrealized appreciation on forward foreign currency contracts (Note 2)	230,279
Reimbursement from investment adviser (Note 3)	9,805
Receivable for capital gain country tax	25,408
Prepaid expenses	16,139

Total Assets	81,583,255

Liabilities:
Payable for investments purchased	600,760
Swap contracts, at value (Note 2)	62,897
Unrealized depreciation on forward foreign currency contracts (Note 2)	73,012
Accrued expenses and other payables:
Investment advisory fees	48,255
Fund administration fees	22,630
Distribution fees	110
Administrative servicing fees	117
Accounting and transfer agent fees	1,949
Trustee fees	252
Deferred capital gain country tax	2,762
Custodian fees	560
Compliance program costs (Note 3)	49
Professional fees	38,349
Printing fees	5,432
Other	10,997

Total Liabilities	868,131

Net Assets	$80,715,124

Represented by:
Capital	$83,476,854
Total distributable earnings (loss)	(2,761,730)

Net Assets	$80,715,124

Net Assets:
Class A Shares	$145,814
Class C Shares	92,176
Class R6 Shares	80,384,035
Institutional Service Class Shares	93,099

Total	$80,715,124

83

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Emerging Markets Debt Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,315
Class C Shares	9,707
Class R6 Shares	8,443,436
Institutional Service Class Shares	9,778

Total	8,478,236

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.52
Class C Shares (b)	$9.50
Class R6 Shares	$9.52
Institutional Service Class Shares	$9.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.74

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

84

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest income	$5,476,330
Dividend income	25,963
Foreign tax withholding	(70,342)

Total Income	5,431,951

EXPENSES:
Investment advisory fees	599,922
Fund administration fees	101,145
Distribution fees Class A	426
Distribution fees Class C	1,089
Registration and filing fees	51,619
Professional fees	64,955
Printing fees	13,520
Trustee fees	2,583
Custodian fees	2,965
Accounting and transfer agent fees	7,570
Compliance program costs (Note 3)	325
Other	11,416

Total expenses before expenses reimbursed	857,535

Expenses reimbursed by adviser (Note 3)	(84,709)

Net Expenses	772,826

NET INVESTMENT INCOME	4,659,125

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	1,390,897
Settlement of forward foreign currency contracts (Note 2)	(149,937)
Foreign currency transactions (Note 2)	(133,752)
Expiration or closing of swap contracts (Note 2)	119,620

Net realized gains	1,226,828

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(9,575,490)
Forward foreign currency contracts (Note 2)	146,219
Translation of assets and liabilities denominated in foreign currencies	(18,625)
Swap contracts (Note 2)	132,645

Net change in unrealized appreciation/depreciation	(9,315,251)

Net realized/unrealized losses	(8,088,423)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,429,298)

†	Net of capital gain country taxes of $17,639.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $42,851.

The accompanying notes are an integral part of these financial statements.

85

Statements of Changes in Net Assets

	Nationwide Emerging Markets Debt Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$4,659,125	$4,889,077
Net realized gains	1,226,828	2,156,157
Net change in unrealized appreciation/depreciation	(9,315,251)	(507,615)

Change in net assets resulting from operations	(3,429,298)	6,537,619

Distributions to Shareholders From:
Distributable earnings:
Class A	(8,408)	(13,585	)(a)
Class C	(4,895)	(9,175	)(a)
Class R6 (b)	(4,623,698)	(8,814,344	)(a)
Institutional Service Class	(5,799)	(10,106	)(a)

Change in net assets from shareholder distributions	(4,642,800)	(8,847,210)

Change in net assets from capital transactions	(6,235,734)	(4,123,636)

Change in net assets	(14,307,832)	(6,433,227)

Net Assets:
Beginning of year	95,022,956	101,456,183

End of year	$80,715,124	$95,022,956	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,550	$20,977
Dividends reinvested	8,408	13,585
Cost of shares redeemed	(30,008)	(1,436)

Total Class A Shares	(17,050)	33,126

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	4,895	9,175
Cost of shares redeemed	(18,000)	(4,307)

Total Class C Shares	(13,105)	4,868

Class R6 Shares (b)
Proceeds from shares issued	5,474,158	1,163,601
Dividends reinvested	4,623,698	8,814,344
Cost of shares redeemed	(16,289,234)	(14,149,681)

Total Class R6 Shares	(6,191,378)	(4,171,736)

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	5,799	10,106
Cost of shares redeemed	(20,000)	–

Total Institutional Service Class Shares	(14,201)	10,106

Change in net assets from capital transactions	$(6,235,734)	$(4,123,636)

86

Statements of Changes in Net Assets (Continued)

	Nationwide Emerging Markets Debt Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	443	2,006
Reinvested	824	1,347
Redeemed	(3,113)	(137)

Total Class A Shares	(1,846)	3,216

Class C Shares
Issued	1	–
Reinvested	479	912
Redeemed	(1,869)	(418)

Total Class C Shares	(1,389)	494

Class R6 Shares (b)
Issued	559,149	112,033
Reinvested	454,036	875,169
Redeemed	(1,585,441)	(1,364,118)

Total Class R6 Shares	(572,256)	(376,916)

Institutional Service Class Shares
Issued	–	–
Reinvested	569	1,003
Redeemed	(2,075)	–

Total Institutional Service Class Shares	(1,506)	1,003

Total change in shares	(576,997)	(372,203)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $7,615, $4,639, $4,861,596 and $5,703 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $5,970, $4,536, $3,952,748 and $4,403 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $826,600.

The accompanying notes are an integral part of these financial statements.

87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Emerging Markets Debt Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$10.49	0.52	(1.00)	(0.48)	(0.30)	(0.19)	(0.49)	$9.52	(4.87%	)(g)	$145,814	1.15%	5.17%	1.25%	86.23%
Year Ended October 31, 2017	$10.76	0.50	0.16	0.66	(0.50)	(0.43)	(0.93)	$10.49	6.73%		$180,079	1.15%	4.80%	1.23%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.30	0.74	1.04	(0.28)	–	(0.28)	$10.76	10.44%	(g)	$150,084	1.20%	4.29%	1.35%	99.02%

Class C Shares
Year Ended October 31, 2018	$10.49	0.44	(0.99)	(0.55)	(0.25)	(0.19)	(0.44)	$9.50	(5.53%	)(g)	$92,176	1.90%	4.42%	2.00%	86.23%
Year Ended October 31, 2017	$10.76	0.42	0.16	0.58	(0.42)	(0.43)	(0.85)	$10.49	5.93%		$116,449	1.90%	4.05%	1.97%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.25	0.73	0.98	(0.22)	–	(0.22)	$10.76	9.89%	(g)	$114,103	1.96%	3.49%	2.11%	99.02%

Class R6 Shares (i)
Year Ended October 31, 2018	$10.49	0.55	(1.01)	(0.46)	(0.32)	(0.19)	(0.51)	$9.52	(4.63%	)(g)	$80,384,035	0.90%	5.44%	1.00%	86.23%
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$94,608,019	0.90%	5.04%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.74	1.06	(0.30)	–	(0.30)	$10.76	10.67%	(g)	$101,081,348	0.90%	4.53%	1.05%	99.02%

Institutional Service Class Shares
Year Ended October 31, 2018	$10.49	0.54	(1.00)	(0.46)	(0.32)	(0.19)	(0.51)	$9.52	(4.62%	)(g)	$93,099	0.90%	5.42%	1.00%	86.23%
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$118,409	0.90%	5.05%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.73	1.05	(0.29)	–	(0.29)	$10.76	10.63%	(g)	$110,648	0.96%	4.48%	1.11%	99.02%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of February 29, 2016 through October 31, 2016.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

88

Fund Commentary	Nationwide Global Sustainable Equity Fund

For the annual period ended October 31, 2018, the Nationwide Global Sustainable Equity Fund (Class A at NAV) returned 1.50% versus 1.16% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the return for the Fund’s closest Morningstar® peer category, World Large Stock (consisting of 887 funds as of October 31, 2018), was -1.31% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the 12 months of the reporting period, Information Technology followed by Healthcare were the best-performing sectors, while Materials and Financials underperformed the market. As economic cycles get closer to the end, risks rise and volatility picks up. Year to date, risk-adjusted returns for equities have decreased. We continue to monitor both company level and overall global economic strength. Growth again outperformed value during the reporting period (MSCI World Growth: up 4.9% versus MSCI World Value: up 0.2%).

Overall, stock selection was the largest contributor to Fund performance for the reporting period, particularly in Consumer Discretionary, Consumer Staples and Healthcare sectors. Sector allocation detracted slightly from Fund performance for the period. Stock selection within Industrials, Information Technology and Communication Services was the largest detractor from Fund performance for the period.

From a stock level perspective, the largest contributors to relative Fund performance for the reporting period were TJX Companies, Amazon.com and Integrated Device Technology.

TJX Companies is the leading off-price apparel and home fashions retailer in the world. The share price increased during the reporting period after the company delivered strong quarterly results driven by broad-based traffic increases, raised company guidance and strength in the apparel category.

Amazon.com surged during the reporting period, driven by continued strength in ecommerce, its cloud services business and profitability well above consensus forecasts, with operating income margin expansion driven by Amazon Web Services (AWS), advertising, and fulfillment efficiencies. Margins in AWS increased due to strength in usage and decelerating investment growth.

Integrated Device Technology outperformance was driven by the announcement that the company will be acquired by Renesas Electronics for USD 49 per share.

Three of the largest detractors from Fund performance during the reporting period were Apple, Sage and Microsoft:

Not holding Apple in the portfolio detracted from Fund performance relative to the benchmark. The company surpassed the trillion-dollar market capitalization mark after the company delivered strong quarterly results. Income from sales of iPhones, wearable devices and subscriptions to services such as Apple Music was the main driver of returns.

Sage’s share price decreased after the company delivered fourth-quarter 2017 results below expectations. The company attributed lower returns partially to the staff retraining in Cloud sales, which affected sales productivity. The stock further fell after Sage announced that its CEO was stepping down. The announcement was unexpected, given that the company is in the midst of executing a turnaround plan.

Microsoft was a top detractor from relative Fund performance, as the Fund does not hold the stock. The company delivered good results during the reporting period, driven by strong performance in cloud web services. Large mega-cap software stocks have recently been used by technology investors as safe havens, particularly Apple and Microsoft, companies to which the portfolio has no exposure.

Stock selection in the United States, Australia and Switzerland was the largest contributor to Fund performance during the reporting period, while stock selection in Japan, France and Denmark detracted the most. Country allocation detracted

89

Fund Commentary (cont.)	Nationwide Global Sustainable Equity Fund

from Fund performance, notably an overweight in the Fund to China and Germany.

During the 12-month reporting period, we sold out of the following positions to pursue more compelling price-value opportunities: Mediaset Espana, Applied Materials, Reckitt Benckiser, Panasonic, NTT Docomo, Celgene, Aviva, Zoetis, Cisco, Kroger, Schneider Electric, Mediobanca and Lyondellbasell.

Market volatility increased during the reporting period, and concerns about tariffs, cost inflation and currencies created a more challenging environment for risk assets. General economic activity and corporate profitability remains robust despite these issues, though we are closely monitoring the implications of these challenges as it relates to global growth. Companies with leading positions in longer-term secular opportunities that can manage these cyclical risks are areas we are currently emphasizing in the portfolio.

From an economic sector perspective, Healthcare and Materials remain overweights, with a meaningful underweight in Information Technology and Consumer Staples. From a regional perspective, the portfolio is currently underweight Northern America and overweight Western Europe and Emerging Markets. We continue to see rising interest in sustainable investment strategies as pension funds see the inclusion of material sustainability factors as helpful to the analytical process. We also see heightened awareness of the external social impact of securities.

The Fund does not use derivatives.

Subadviser:

UBS Asset Management (Americas) Inc.

Portfolio Managers:

Bruno Bertocci and Joseph Elegante, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Sustainability factors used in the subadviser’s investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

90

Fund Overview	Nationwide Global Sustainable Equity Fund

Asset Allocation†

Common Stocks	97.0%
Repurchase Agreement	1.2%
Short-Term Investment	0.1%
Other assets in excess of liabilities	1.7%
100.0%

Top Industries††

Pharmaceuticals	10.3%
Banks	8.1%
Insurance	7.2%
Machinery	7.1%
Chemicals	7.0%
Software	6.7%
Oil, Gas & Consumable Fuels	4.2%
Personal Products	4.0%
Entertainment	3.6%
Health Care Providers & Services	3.6%
Other Industries*	38.2%
100.0%

Top Holdings††

Amazon.com, Inc.	3.2%
TJX Cos., Inc. (The)	2.8%
Marsh & McLennan Cos., Inc.	2.5%
Unilever NV, CVA	2.5%
SAP SE	2.4%
Ecolab, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
Walt Disney Co. (The)	2.3%
Johnson & Johnson	2.2%
Zurich Insurance Group AG	2.0%
Other Holdings*	75.3%
100.0%

Top Countries††

United States	53.6%
United Kingdom	12.2%
Japan	8.8%
Germany	6.4%
Switzerland	3.8%
Norway	2.6%
China	2.0%
Australia	1.9%
India	1.6%
Denmark	1.3%
Other Countries*	5.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

91

Fund Performance	Nationwide Global Sustainable Equity Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	1.50%	4.85%	9.50%
	w/SC3	(4.32)%	3.62%	8.88%
Class C1	w/o SC2	0.76%	4.07%	8.69%
	w/SC4	(0.24)%	4.07%	8.69%
Class R6[1,5,6,7]		1.90%	5.28%	9.89%
Institutional Service Class[5]		1.86%	5.17%	6.19%	[8]
MSCI World IndexSM Free		1.16%	6.81%	10.02%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	Since inception date of November 21, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.59%	1.35%
Class C	2.35%	2.11%
Class R6	1.19%	0.95%
Institutional Service Class	1.28%	1.04%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

92

Fund Performance (cont.)	Nationwide Global Sustainable Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Sustainable Equity Fund versus the MSCI World IndexSM Free and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 11/19/12 is based on Class A shares of the Fund’s predecessor fund, the UBS Global Equity Fund. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

93

Shareholder Expense Example	Nationwide Global Sustainable Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Sustainable Equity Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	964.30	6.54	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.72	1.32
Class C Shares	Actual	(a)	1,000.00	960.50	10.43	2.11
	Hypothetical	(a)(b)	1,000.00	1,014.57	10.71	2.11
Class R6 Shares	Actual	(a)	1,000.00	966.10	4.71	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95
Institutional Service Class Shares	Actual	(a)	1,000.00	966.20	5.06	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

94

Statement of Investments

October 31, 2018

Nationwide Global Sustainable Equity Fund

Common Stocks 97.0%

	Shares	Value

AUSTRALIA 1.9%
Commercial Services & Supplies 1.9%
Brambles Ltd.	132,293	$989,826

CHINA 1.9%
Chemicals 0.0%†
Tianhe Chemicals Group Ltd. Reg. S* (a)(b)(c)(d)	2,702,000	0

Insurance 1.4%
Ping An Insurance Group Co. of China Ltd., Class H	78,500	742,922

Wireless Telecommunication Services 0.5%
China Mobile Ltd.	30,500	285,016

		1,027,938

DENMARK 1.3%
Marine 1.3%
AP Moller — Maersk A/S, Class B	531	674,153

FINLAND 1.2%
Banks 1.2%
Nordea Bank Abp	74,456	647,564

FRANCE 0.9%
Banks 0.9%
Credit Agricole SA	37,122	475,498

GERMANY 6.3%
Chemicals 0.4%
LANXESS AG	3,563	221,119

Diversified Telecommunication Services 2.0%
Deutsche Telekom AG (Registered)	63,227	1,038,188

Machinery 1.5%
Jungheinrich AG (Preference)	16,289	539,797
KION Group AG	4,761	279,181

		818,978

Software 2.4%
SAP SE	11,853	1,270,287

		3,348,572

INDIA 1.5%
Banks 1.5%
Axis Bank Ltd., GDR Reg. S*	20,813	818,924

JAPAN 8.7%
Banks 1.1%
Sumitomo Mitsui Financial Group, Inc.	15,400	598,277

Chemicals 1.0%
Shin-Etsu Chemical Co. Ltd.	6,200	517,763

Household Durables 1.1%
Sony Corp.	10,900	586,639

Machinery 3.1%
Makita Corp.	22,300	768,293
MINEBEA MITSUMI, Inc.	17,500	266,075
Nabtesco Corp.	13,300	291,525
THK Co. Ltd.	15,300	336,517

		1,662,410

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Personal Products 1.5%
Kao Corp.	11,600	$771,371

Pharmaceuticals 0.9%
Takeda Pharmaceutical Co. Ltd. (e)	11,200	452,578

		4,589,038

NETHERLANDS 1.2%
Chemicals 1.2%
Koninklijke DSM NV	7,234	633,461

NORWAY 2.5%
Diversified Telecommunication Services 1.1%
Telenor ASA	30,461	557,894

Oil, Gas & Consumable Fuels 1.4%
Equinor ASA	30,312	781,011

		1,338,905

SOUTH AFRICA 0.7%
Media 0.7%
Naspers Ltd., Class N	2,265	396,727

SWITZERLAND 3.7%
Insurance 2.0%
Zurich Insurance Group AG*	3,430	1,064,293

Pharmaceuticals 1.7%
Novartis AG (Registered)	10,224	892,823

		1,957,116

TAIWAN 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,200	274,320

UNITED KINGDOM 12.0%
Chemicals 2.0%
Linde plc	6,327	1,046,929

Electronic Equipment, Instruments & Components 1.2%
Spectris plc	22,398	613,438

Multi-Utilities 1.6%
Centrica plc	441,462	829,572

Personal Products 2.4%
Unilever NV, CVA (e)	23,855	1,284,299

Pharmaceuticals 1.8%
GlaxoSmithKline plc	49,968	966,227

Software 1.6%
Sage Group plc (The)	122,700	853,880

Trading Companies & Distributors 1.4%
Ashtead Group plc	29,973	740,886

		6,335,231

UNITED STATES 52.7%
Airlines 1.0%
Southwest Airlines Co.	10,843	532,391

Auto Components 1.1%
Aptiv plc	7,373	566,246

95

Statement of Investments (Continued)

October 31, 2018

Nationwide Global Sustainable Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Banks 3.2%
Investors Bancorp, Inc.	45,557	$509,327
Pinnacle Financial Partners, Inc.	12,278	642,140
US Bancorp	10,286	537,649

		1,689,116

Biotechnology 2.0%
Alnylam Pharmaceuticals, Inc.*	3,472	279,253
Lexicon Pharmaceuticals, Inc.* (e)	20,267	158,691
Shire plc	10,229	611,832

		1,049,776

Capital Markets 1.8%
T. Rowe Price Group, Inc.	9,838	954,188

Chemicals 2.3%
Ecolab, Inc.	8,081	1,237,605

Communications Equipment 0.5%
Arista Networks, Inc.*	1,211	278,954

Energy Equipment & Services 1.3%
Schlumberger Ltd.	13,038	668,980

Entertainment 3.5%
Electronic Arts, Inc.*	7,534	685,443
Walt Disney Co. (The) (e)	10,283	1,180,797

		1,866,240

Equity Real Estate Investment Trusts (REITs) 1.7%
Simon Property Group, Inc.	4,843	888,787

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	2,556	584,378

Health Care Equipment & Supplies 0.8%
LivaNova plc*	3,900	436,761

Health Care Providers & Services 3.5%
Laboratory Corp. of America Holdings*	3,943	633,049
UnitedHealth Group, Inc.	4,672	1,221,027

		1,854,076

Household Products 1.3%
Procter & Gamble Co. (The)	7,721	684,698

Insurance 3.7%
Marsh & McLennan Cos., Inc.	15,401	1,305,234
MetLife, Inc.	15,803	650,926

		1,956,160

Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc.*	1,054	1,684,303

IT Services 1.5%
Visa, Inc., Class A	5,831	803,803

Life Sciences Tools & Services 1.4%
Bio-Rad Laboratories, Inc., Class A*	2,641	720,597

Machinery 2.3%
AGCO Corp.	11,402	638,968
Gardner Denver Holdings, Inc.*	20,770	562,036

		1,201,004

Oil, Gas & Consumable Fuels 2.7%
EOG Resources, Inc.	6,494	684,078
Hess Corp.	13,000	746,200

		1,430,278

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Pharmaceuticals 5.6%
Allergan plc	6,522	$1,030,541
Eli Lilly & Co.	6,206	672,979
Johnson & Johnson	8,071	1,129,859
Medicines Co. (The)* (e)	8,744	203,385

		3,036,764

Semiconductors & Semiconductor Equipment 1.9%
Integrated Device Technology, Inc.*	12,191	570,661
Micron Technology, Inc.*	11,014	415,448

		986,109

Software 2.6%
Adobe, Inc.*	2,129	523,223
PTC, Inc.*	5,163	425,483
salesforce.com, Inc.*	3,056	419,405

		1,368,111

Specialty Retail 2.7%
TJX Cos., Inc. (The)	13,018	1,430,418

		27,909,743

Total Common Stocks (cost $46,204,693)		51,417,016

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (f)(g)	75,042	75,042

Total Short-Term Investment (cost $75,042)		75,042

Repurchase Agreement 1.2%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $626,388, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $639,067. (g)(h)	$626,350	626,350

Total Repurchase Agreement (cost $626,350)		626,350

Total Investments (cost $46,906,085) — 98.3%		52,118,408

Other assets in excess of liabilities — 1.7%		890,927

NET ASSETS — 100.0%		$53,009,335

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

96

Statement of Investments (Continued)

October 31, 2018

Nationwide Global Sustainable Equity Fund (Continued)

(c)	Value determined using significant unobservable inputs.

(d)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $0 which represents 0.00% of net assets.

(e)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $2,035,604, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $75,042 and $626,350, respectively, and by $1,517,006 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $2,218,398.

(f)	Represents 7-day effective yield as of October 31, 2018.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $701,392.

(h)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certification

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

97

Statement of Assets and Liabilities

October 31, 2018

Nationwide Global Sustainable Equity Fund
Assets:
Investment securities, at value* (cost $46,279,735)	$51,492,058
Repurchase agreement, at value (cost $626,350)	626,350
Cash	946,392
Foreign currencies, at value (cost $55,972)	55,028
Interest and dividends receivable	77,026
Security lending income receivable	2,133
Receivable for investments sold	699,179
Receivable for capital shares issued	20,548
Reclaims receivable	68,017
Reimbursement from investment adviser (Note 3)	15,878
Prepaid expenses	19,017

Total Assets	54,021,626

Liabilities:
Payable for investments purchased	131,141
Payable for capital shares redeemed	27,859
Payable upon return of securities loaned (Note 2)	701,392
Accrued expenses and other payables:
Investment advisory fees	35,487
Fund administration fees	22,076
Distribution fees	16,119
Administrative servicing fees	29,589
Accounting and transfer agent fees	3,030
Trustee fees	173
Compliance program costs (Note 3)	35
Professional fees	29,915
Printing fees	9,503
Other	5,972

Total Liabilities	1,012,291

Net Assets	$53,009,335

Represented by:
Capital	$42,524,379
Total distributable earnings (loss)	10,484,956

Net Assets	$53,009,335

Net Assets:
Class A Shares	$32,209,451
Class C Shares	10,109,970
Class R6 Shares	7,401,742
Institutional Service Class Shares	3,288,172

Total	$53,009,335

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,759,721
Class C Shares	586,213
Class R6 Shares	392,678
Institutional Service Class Shares	174,380

Total	2,912,992

98

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Global Sustainable Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$18.30
Class C Shares (b)	$17.25
Class R6 Shares	$18.85
Institutional Service Class Shares	$18.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.42

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $2,035,604 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

99

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Global Sustainable Equity Fund
INVESTMENT INCOME:
Dividend income	$1,110,914
Income from securities lending (Note 2)	11,151
Interest income	10,999
Foreign tax withholding	(72,063)

Total Income	1,061,001

EXPENSES:
Investment advisory fees	429,833
Fund administration fees	95,078
Distribution fees Class A	88,246
Distribution fees Class C	112,636
Administrative servicing fees Class A	45,007
Administrative servicing fees Class C	18,022
Administrative servicing fees Institutional Service Class	2,245
Registration and filing fees	59,042
Professional fees	49,581
Printing fees	30,453
Trustee fees	1,713
Custodian fees	2,255
Accounting and transfer agent fees	20,517
Compliance program costs (Note 3)	230
Other	7,042

Total expenses before expenses reimbursed	961,900

Expenses reimbursed by adviser (Note 3)	(151,155)

Net Expenses	810,745

NET INVESTMENT INCOME	250,256

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	5,180,097
Foreign currency transactions (Note 2)	(30,083)

Net realized gains	5,150,014

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(4,518,677)
Translation of assets and liabilities denominated in foreign currencies	(3,332)

Net change in unrealized appreciation/depreciation	(4,522,009)

Net realized/unrealized gains	628,005

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$878,261

The accompanying notes are an integral part of these financial statements.

100

Statements of Changes in Net Assets

	Nationwide Global Sustainable Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$250,256	$323,775
Net realized gains	5,150,014	4,852,485
Net change in unrealized appreciation/depreciation	(4,522,009)	7,883,193

Change in net assets resulting from operations	878,261	13,059,453

Distributions to Shareholders From:
Distributable earnings:
Class A	(120,099)	(452,228	)(a)
Class C	–	(76,124	)(a)
Class R6 (b)	(52,101)	(125,668	)(a)
Institutional Service Class	(14,887)	(25,625	)(a)

Change in net assets from shareholder distributions	(187,087)	(679,645)

Change in net assets from capital transactions	(4,396,630)	(8,320,908)

Change in net assets	(3,705,456)	4,058,900

Net Assets:
Beginning of year	56,714,791	52,655,891

End of year	$53,009,335	$56,714,791	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$821,265	$569,026
Dividends reinvested	114,563	434,973
Cost of shares redeemed	(4,472,059)	(6,703,476)

Total Class A Shares	(3,536,231)	(5,699,477)

Class C Shares
Proceeds from shares issued	515,003	404,677
Dividends reinvested	–	73,927
Cost of shares redeemed	(1,560,893)	(2,505,766)

Total Class C Shares	(1,045,890)	(2,027,162)

Class R6 Shares (b)
Proceeds from shares issued	759,866	66,860
Dividends reinvested	48,620	122,702
Cost of shares redeemed	(1,807,042)	(1,077,664)

Total Class R6 Shares	(998,556)	(888,102)

Institutional Service Class Shares
Proceeds from shares issued	2,625,804	654,837
Dividends reinvested	12,755	23,577
Cost of shares redeemed	(1,454,512)	(384,581)

Total Institutional Service Class Shares	1,184,047	293,833

Change in net assets from capital transactions	$(4,396,630)	$(8,320,908)

101

Statements of Changes in Net Assets (Continued)

	Nationwide Global Sustainable Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	42,048	32,877
Reinvested	6,021	27,695
Redeemed	(233,739)	(412,757)

Total Class A Shares	(185,670)	(352,185)

Class C Shares
Issued	27,776	25,275
Reinvested	–	5,080
Redeemed	(86,032)	(165,456)

Total Class C Shares	(58,256)	(135,101)

Class R6 Shares (b)
Issued	38,821	3,958
Reinvested	2,474	7,546
Redeemed	(93,055)	(64,776)

Total Class R6 Shares	(51,760)	(53,272)

Institutional Service Class Shares
Issued	129,872	38,110
Reinvested	645	1,447
Redeemed	(74,753)	(22,467)

Total Institutional Service Class Shares	55,764	17,090

Total change in shares	(239,922)	(523,468)

Amounts designated as “–” are zero or have been rounded to zero.

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $452,228, $76,124, $125,668 and $25,625 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $114,954.

The accompanying notes are an integral part of these financial statements.

102

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Sustainable Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$18.09	0.10	0.17	0.27	(0.06)	(0.06)	$18.30	1.50%		$32,209,451	1.33%	0.53%		1.59%	34.22%
Year Ended October 31, 2017	$14.42	0.11	3.77	3.88	(0.21)	(0.21)	$18.09	27.11%		$35,195,711	1.37%	0.68%		1.60%	37.98%
Year Ended October 31, 2016	$14.98	0.14	(0.55)	(0.41)	(0.15)	(0.15)	$14.42	(2.75%	)	$33,122,348	1.37%	0.97%		1.63%	147.44%
Year Ended October 31, 2015	$16.03	0.10	(0.89)	(0.79)	(0.26)	(0.26)	$14.98	(4.97%	)	$38,699,660	1.35%	0.62%		1.51%	37.86%
Year Ended October 31, 2014	$15.38	0.12	0.84	0.96	(0.31)	(0.31)	$16.03	6.30%		$48,044,576	1.33%	0.76%		1.50%	49.77%

Class C Shares
Year Ended October 31, 2018	$17.12	(0.05)	0.18	0.13	–	–	$17.25	0.76%		$10,109,970	2.11%	(0.25%	)	2.37%	34.22%
Year Ended October 31, 2017	$13.67	(0.02)	3.57	3.55	(0.10)	(0.10)	$17.12	26.14%		$11,034,886	2.13%	(0.10%	)	2.36%	37.98%
Year Ended October 31, 2016	$14.22	0.03	(0.53)	(0.50)	(0.05)	(0.05)	$13.67	(3.52%	)	$10,653,487	2.13%	0.22%		2.39%	147.44%
Year Ended October 31, 2015	$15.18	(0.02)	(0.84)	(0.86)	(0.10)	(0.10)	$14.22	(5.67%	)	$14,756,387	2.13%	(0.17%	)	2.30%	37.86%
Year Ended October 31, 2014	$14.65	0.01	0.79	0.80	(0.27)	(0.27)	$15.18	5.55%		$17,561,149	2.04%	0.05%		2.20%	49.77%

Class R6 Shares (g)
Year Ended October 31, 2018	$18.62	0.17	0.19	0.36	(0.13)	(0.13)	$18.85	1.90%		$7,401,742	0.95%	0.88%		1.21%	34.22%
Year Ended October 31, 2017	$14.82	0.18	3.88	4.06	(0.26)	(0.26)	$18.62	27.68%		$8,275,044	0.95%	1.08%		1.19%	37.98%
Year Ended October 31, 2016	$15.40	0.20	(0.57)	(0.37)	(0.21)	(0.21)	$14.82	(2.39%	)	$7,375,010	0.95%	1.38%		1.21%	147.44%
Year Ended October 31, 2015	$16.52	0.17	(0.92)	(0.75)	(0.37)	(0.37)	$15.40	(4.54%	)	$8,783,188	0.95%	1.04%		1.11%	37.86%
Year Ended October 31, 2014	$15.80	0.19	0.85	1.04	(0.32)	(0.32)	$16.52	6.68%		$15,135,663	0.95%	1.16%		1.12%	49.77%

Institutional Service Class Shares
Year Ended October 31, 2018	$18.62	0.16	0.19	0.35	(0.11)	(0.11)	$18.86	1.86%		$3,288,172	1.03%	0.83%		1.29%	34.22%
Year Ended October 31, 2017	$14.82	0.16	3.89	4.05	(0.25)	(0.25)	$18.62	27.56%		$2,209,150	1.06%	0.96%		1.29%	37.98%
Year Ended October 31, 2016	$15.40	0.18	(0.57)	(0.39)	(0.19)	(0.19)	$14.82	(2.52%	)	$1,505,046	1.07%	1.26%		1.33%	147.44%
Year Ended October 31, 2015	$16.50	0.15	(0.92)	(0.77)	(0.33)	(0.33)	$15.40	(4.70%	)	$2,052,712	1.05%	0.91%		1.22%	37.86%
Year Ended October 31, 2014	$15.79	0.08	0.95	1.03	(0.32)	(0.32)	$16.50	6.60%		$2,201,635	1.01%	0.47%		1.08%	49.77%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

103

Fund Commentary	Nationwide International Small Cap Fund

For the annual period ended October 31, 2018, the Nationwide International Small Cap Fund (Class R6) registered -10.06% versus -7.81% for its benchmark, the MSCI EAFE® Small Cap Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Foreign Small/Mid Blend (consisting of 109 funds as of October 31, 2018), was -10.34% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Global equities, as measured by the MSCI AC World Index, ended flat for the trailing 12-month reporting period ended October 31, 2018. Political concerns dominated headlines globally in late 2017, while economic data across most major economies remained largely positive. Oil hit a two-year high following an extended OPEC supply-cut agreement through the end of 2018.

During the first quarter of 2018, a sharp correction in global markets and a large spike in volatility occurred that were triggered by concerns about escalating inflation risks in the United States. Fears of a global trade war further unsettled financial markets after U.S. President Donald Trump imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports, while also enacting tighter restrictions on acquisitions and technology transfers.

Trade concerns escalated in the second quarter of 2018, as U.S. President Donald Trump threatened tariffs on European autos in response to the European Union’s (EU’s) retaliatory tariffs on U.S. products. The United States also imposed additional levies on Chinese goods, and China vowed retaliatory tariffs. On the monetary front, strong U.S. economic data gave the Federal Reserve confidence to raise interest rates in June and September.

Global markets stabilized in the third quarter of 2018 due to robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S.-China trade relations remained volatile: U.S. tariffs on approximately US$200 billion of Chinese imports took effect in

September 2018, and China promptly retaliated with tariffs on about US$60 billion of U.S. exports. Emerging markets volatility spiked after Turkey’s financial crisis rattled global markets but receded at the end of the third quarter.

Global equities fell during October 2018 on concerns surrounding slowing global growth, rich valuations, and volatile U.S. and China trade relations.

The portfolio underperformed the MSCI EAFE Small Cap Index during the reporting period. The portfolio’s relative underperformance during the period was driven by weak stock selection in the Industrials, Healthcare, and Utilities sectors. This weak selection was partially offset by strong selection in the information technology and consumer discretionary sectors.

Top detractors from relative Fund performance during the reporting period included Atento (Industrials), Maisons du Monde (Consumer Discretionary), and Gima (Industrials). Atento, a multi-national provider of business process outsourcing and customer service management, was the top detractor from Fund performance during the period. The stock price fell following poor fourth-quarter 2017 earnings results. Guidance also was conservative for 2018, which led to dampened sentiment on the stock. Following a strong 2017, French furniture retailer Maisons du Monde’s stock price fell during the period after the company revised its 2018 sales guidance to a lower level. Shares of Gima, a manufacturer of automatic packaging machines for the tobacco industry, decreased over the period as large client partners, including Philip Morris and British-American Tobacco, struggled with a challenging regulatory environment for tobacco products.

Top contributors to relative Fund performance during the reporting period included Bravura Solutions (Information Technology), GMO Payments (Information Technology), and Yume No Machi Souzou (Consumer Discretionary). Bravura Solutions, an Australian wealth management software company, was the top contributor to Fund performance during the period. Shares surged over the period after a

104

Fund Commentary (cont.)	Nationwide International Small Cap Fund

series of solid quarterly results. Guidance also was increased as a result of strong recurring revenue and new sales opportunities. GMO Payments, a Japanese online payment processing software company, contributed to relative Fund results as new initiatives in the company’s B2B solutions and credit platform expanded revenue growth. Yume No Machi Souzou, the leading food delivery company in Japan, continued to show upside during the reporting period as penetration of food delivery grew in Japan.

The portfolio utilized exchange-traded funds (ETFs) during the period to equitize cash. The positions did not have a material impact on the portfolio during the reporting period.

Subadviser:

Wellington Management Company, LLP

Portfolio Managers:

Mark D. Mandel, CFA; Mary L. Pryshlak, CFA; and Jonathan D. White, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

105

Fund Overview	Nationwide International Small Cap Fund

Asset Allocation†

Common Stocks	92.5%
Exchange Traded Fund	4.9%
Repurchase Agreement	2.4%
Short-Term Investment	0.3%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries††

Machinery	6.1%
Equity Real Estate Investment Trusts (REITs)	5.2%
Real Estate Management & Development	4.7%
IT Services	4.4%
Semiconductors & Semiconductor Equipment	3.8%
Food Products	3.7%
Media	3.7%
Banks	3.7%
Hotels, Restaurants & Leisure	3.5%
Health Care Equipment & Supplies	3.4%
Other Industries*	57.8%
100.0%

Top Holdings††

iShares MSCI EAFE Small-Cap ETF	4.9%
Tecan Group AG (Registered)	1.6%
Cloetta AB, Class B	1.5%
AltaGas Canada, Inc.	1.4%
Smurfit Kappa Group plc	1.3%
DiaSorin SpA	1.3%
GMO Payment Gateway, Inc.	1.2%
Corbion NV	1.1%
Obic Co. Ltd.	1.0%
Ajinomoto Co., Inc.	1.0%
Other Holdings*	83.7%
100.0%

Top Countries††

Japan	22.9%
United Kingdom	11.2%
Italy	5.8%
Sweden	5.6%
United States	5.4%
Australia	4.4%
Germany	4.2%
Switzerland	3.5%
Netherlands	3.4%
France	3.3%
Other Countries*	30.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

106

Fund Performance	Nationwide International Small Cap Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	Inception
Class A	w/o SC1	(10.38)%	6.70%	[2]
	w/SC3	(15.55)%	3.31%	[2]
Class R6[4]		(10.06)%	7.08%	[2]
Institutional Service Class[4]		(10.04)%	7.06%	[2]
MSCI EAFE® Small Cap Index		(7.81)%	9.82%
CPI		2.52%	2.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 29, 2016.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.55%	1.50%
Class R6	1.05%	1.00%
Institutional Service Class	1.30%	1.25%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

107

Fund Performance (cont.)	Nationwide International Small Cap Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide International Small Cap Fund from inception through 10/31/18 versus the MSCI EAFE® Small Cap Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

108

Shareholder Expense Example	Nationwide International Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Small Cap Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	857.10	5.90	1.26
	Hypothetical	(a)(b)	1,000.00	1,018.85	6.41	1.26
Class R6 Shares	Actual	(a)	1,000.00	859.10	4.64	0.99
	Hypothetical	(a)(b)	1,000.00	1,020.21	5.04	0.99
Institutional Service Class Shares	Actual	(a)	1,000.00	859.10	4.64	0.99
	Hypothetical	(a)(b)	1,000.00	1,020.21	5.04	0.99

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

109

Statement of Investments

October 31, 2018

Nationwide International Small Cap Fund

Common Stocks 92.5%

	Shares	Value

AUSTRALIA 4.4%
Capital Markets 0.6%
IOOF Holdings Ltd.	497,581	$2,398,049

Chemicals 0.4%
Nufarm Ltd.	358,942	1,456,952

Containers & Packaging 0.8%
Orora Ltd.	1,358,528	3,235,837

Insurance 0.7%
AUB Group Ltd.	286,816	2,739,059

Oil, Gas & Consumable Fuels 0.6%
Beach Energy Ltd.	314,231	389,330
FAR Ltd.* (a)	3,708,239	327,400
Karoon Gas Australia Ltd.* (a)	684,308	517,649
Whitehaven Coal Ltd.	365,504	1,258,665

		2,493,044

Software 0.9%
Bravura Solutions Ltd.	1,181,958	3,516,257
WiseTech Global Ltd.	29,808	342,795

		3,859,052

Trading Companies & Distributors 0.1%
Seven Group Holdings Ltd.	21,776	273,370

Transportation Infrastructure 0.3%
Atlas Arteria Ltd.	118,903	575,936
Qube Holdings Ltd.	280,187	486,983

		1,062,919

		17,518,282

AUSTRIA 0.6%
Air Freight & Logistics 0.1%
Oesterreichische Post AG	6,668	270,860

Banks 0.3%
BAWAG Group AG Reg. S (b)	27,712	1,195,941

Construction Materials 0.1%
Wienerberger AG	24,147	555,543

Electrical Equipment 0.1%
Zumtobel Group AG*	62,535	567,885

		2,590,229

BELGIUM 1.7%
Air Freight & Logistics 0.1%
bpost SA	18,332	278,248

Biotechnology 0.6%
Galapagos NV*	27,038	2,776,283

Equity Real Estate Investment Trusts (REITs) 0.7%
Warehouses De Pauw CVA	20,482	2,656,761

Media 0.3%
Telenet Group Holding NV	22,306	1,083,977

		6,795,269

BRAZIL 0.9%
Chemicals 0.2%
Braskem SA (Preference), Class A	68,300	957,099

IT Services 0.6%
Pagseguro Digital Ltd., Class A* (a)	76,216	2,057,070

Common Stocks (continued)

	Shares	Value

BRAZIL (continued)
Water Utilities 0.1%
Cia de Saneamento do Parana	41,800	$580,134

		3,594,303

CANADA 2.6%
Biotechnology 0.1%
Clementia Pharmaceuticals, Inc.* (a)	42,544	553,072

Chemicals 0.2%
EcoSynthetix, Inc.*	498,862	666,943

Electric Utilities 1.4%
AltaGas Canada, Inc.*	510,717	5,547,686

Equity Real Estate Investment Trusts (REITs) 0.6%
Dream Global REIT	242,111	2,468,100

Metals & Mining 0.3%
ERO Copper Corp.*	149,200	1,122,018

Oil, Gas & Consumable Fuels 0.0%†
Arrow Exploration Corp.*	16,126	8,575

		10,366,394

CHILE 0.1%
Metals & Mining 0.1%
Lundin Mining Corp.	138,593	569,553

CHINA 1.2%
Containers & Packaging 0.3%
AMVIG Holdings Ltd.	6,243,875	1,563,470

Independent Power and Renewable Electricity Producers 0.4%
China Longyuan Power Group Corp. Ltd., Class H	1,415,245	1,081,753
Huaneng Renewables Corp. Ltd., Class H	1,700,000	434,927

		1,516,680

Interactive Media & Services 0.2%
Wise Talent Information Technology Co. Ltd.*	210,600	689,167

Machinery 0.2%
Precision Tsugami China Corp. Ltd. Reg. S	1,006,572	917,472

Semiconductors & Semiconductor Equipment 0.1%
Silergy Corp.	23,740	300,515

		4,987,304

COLOMBIA 0.8%
Construction Materials 0.2%
CEMEX Latam Holdings SA*	537,794	835,212

Oil, Gas & Consumable Fuels 0.1%
Canacol Energy Ltd.*	126,775	355,349

Wireless Telecommunication Services 0.5%
Millicom International Cellular SA, SDR	34,488	1,948,025

		3,138,586

DENMARK 0.5%
Biotechnology 0.1%
Zealand Pharma A/S* (a)	38,475	488,157

Building Products 0.1%
Rockwool International A/S, Class B	1,567	535,091

110

Statement of Investments (Continued)

October 31, 2018

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Construction & Engineering 0.1%
FLSmidth & Co. A/S	7,556	$396,751

Machinery 0.1%
Nilfisk Holding A/S*	5,968	233,355

Marine 0.1%
Dfds A/S	6,198	265,329

		1,918,683

FINLAND 1.0%
Chemicals 0.2%
Kemira OYJ	78,332	961,451

Diversified Telecommunication Services 0.2%
DNA OYJ	36,693	719,007

Machinery 0.4%
Cargotec OYJ, Class B	24,760	1,028,883
Konecranes OYJ	12,326	441,981
Outotec OYJ*	30,755	118,994

		1,589,858

Metals & Mining 0.2%
Outokumpu OYJ	167,573	703,636

		3,973,952

FRANCE 3.3%
Airlines 0.1%
Air France-KLM*	33,304	321,940

Biotechnology 0.2%
Innate Pharma SA* (a)	81,911	686,883

Gas Utilities 0.0%†
Rubis SCA	97	5,018

Health Care Equipment & Supplies 0.7%
BioMerieux	37,191	2,837,102

Household Durables 0.7%
Kaufman & Broad SA	71,774	2,948,487

Media 0.6%
Television Francaise 1	245,714	2,497,538

Road & Rail 0.1%
ALD SA Reg. S (b)	17,742	264,555

Semiconductors & Semiconductor Equipment 0.2%
SOITEC*	9,531	682,171

Specialty Retail 0.7%
Maisons du Monde SA Reg. S (b)	125,100	3,136,488

		13,380,182

GERMANY 4.2%
Biotechnology 0.2%
Affimed NV*	271,818	856,227

Electrical Equipment 0.0%†
SGL Carbon SE*	16,231	162,988

Health Care Equipment & Supplies 0.7%
Sartorius AG (Preference)	11,044	1,599,790
STRATEC Biomedical AG	16,574	1,088,308

		2,688,098

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Industrial Conglomerates 0.5%
Rheinmetall AG	23,088	$2,001,372

Internet & Direct Marketing Retail 0.6%
Delivery Hero SE Reg. S* (b)	63,986	2,584,591

Machinery 0.1%
Stabilus SA	4,548	305,267

Marine 0.1%
Hapag-Lloyd AG Reg. S (b)	14,775	546,294

Metals & Mining 0.3%
Salzgitter AG	25,516	1,022,633

Real Estate Management & Development 1.2%
ADO Properties SA Reg. S (b)	53,584	3,164,046
Instone Real Estate Group AG Reg. S* (b)	38,901	912,980
Sirius Real Estate Ltd.	1,330,908	949,339

		5,026,365

Road & Rail 0.1%
Sixt SE	2,154	219,650

Semiconductors & Semiconductor Equipment 0.4%
Siltronic AG	16,333	1,499,974

		16,913,459

GHANA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Kosmos Energy Ltd.*	91,577	594,335
Tullow Oil plc*	432,509	1,245,960

		1,840,295

GREECE 0.3%
Diversified Telecommunication Services 0.3%
Hellenic Telecommunications Organization SA	103,735	1,157,190

HONG KONG 1.4%
Hotels, Restaurants & Leisure 0.1%
Melco International Development Ltd.	313,705	539,242

IT Services 0.4%
SUNeVision Holdings Ltd. (a)	2,874,611	1,545,130

Machinery 0.4%
Singamas Container Holdings Ltd.	9,611,427	1,544,623

Marine 0.1%
Pacific Basin Shipping Ltd.	1,500,000	327,827

Real Estate Management & Development 0.3%
Kerry Properties Ltd.	388,173	1,224,931

Transportation Infrastructure 0.1%
Hutchison Port Holdings Trust	947,800	232,519

		5,414,272

INDIA 0.3%
Aerospace & Defense 0.2%
Bharat Electronics Ltd.	443,377	558,019

Communications Equipment 0.1%
Tejas Networks Ltd. Reg. S* (b)	127,950	446,943

		1,004,962

111

Statement of Investments (Continued)

October 31, 2018

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

INDONESIA 0.1%
Diversified Telecommunication Services 0.1%
Link Net Tbk. PT	1,944,135	$561,606

IRELAND 3.1%
Building Products 0.3%
Kingspan Group plc	28,072	1,220,937

Containers & Packaging 1.4%
Smurfit Kappa Group plc	161,154	5,256,307

Marine 0.4%
Irish Continental Group plc	274,341	1,614,592

		1,614,592

Media 0.9%
Tarsus Group plc	1,056,177	3,775,093

Pharmaceuticals 0.1%
Nabriva Therapeutics plc*	185,569	367,427

		12,234,356

ISRAEL 0.9%
Biotechnology 0.2%
UroGen Pharma Ltd.*	21,845	871,834

IT Services 0.4%
Wix.com Ltd.*	17,445	1,698,270

Pharmaceuticals 0.3%
MediWound Ltd.*	203,797	1,182,023

		3,752,127

ITALY 5.8%
Capital Markets 0.7%
Anima Holding SpA Reg. S (b)	411,992	1,725,734
Banca Generali SpA	62,278	1,200,792

		2,926,526

Construction Materials 0.5%
Buzzi Unicem SpA (a)	102,017	1,958,715

Diversified Financial Services 0.6%
Banca Farmafactoring SpA Reg. S (b)	495,682	2,547,927

Gas Utilities 0.7%
Italgas SpA	511,754	2,644,632

Health Care Equipment & Supplies 1.3%
DiaSorin SpA	55,146	5,233,091

Hotels, Restaurants & Leisure 0.5%
Autogrill SpA	195,697	1,923,841

Independent Power and Renewable Electricity Producers 0.1%
ERG SpA	13,425	250,735

Machinery 0.8%
Gima TT SpA Reg. S (b)	151,940	1,474,836
Interpump Group SpA	57,272	1,653,758

		3,128,594

Professional Services 0.3%
Cerved Group SpA	146,143	1,164,131

Textiles, Apparel & Luxury Goods 0.2%
OVS SpA Reg. S* (b)	494,314	873,310

Transportation Infrastructure 0.1%
Enav SpA Reg. S (b)	60,454	272,311

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Transportation Infrastructure (continued)
Societa Iniziative Autostradali e Servizi SpA	18,135	$255,018

		527,329

		23,178,831

JAPAN 22.8%
Banks 1.7%
Bank of Kyoto Ltd. (The)	56,716	2,546,369
Eighteenth Bank Ltd. (The)	110,850	3,010,252
San-In Godo Bank Ltd. (The)	177,043	1,340,584

		6,897,205

Capital Markets 0.6%
Jafco Co. Ltd.	58,700	2,257,149

Chemicals 0.8%
Daicel Corp.	82,061	866,048
JSR Corp.	69,107	1,027,494
Tokyo Ohka Kogyo Co. Ltd.	53,530	1,428,668

		3,322,210

Commercial Services & Supplies 0.2%
Aeon Delight Co. Ltd.	12,800	427,072
Raksul, Inc.* (a)	20,720	523,427

		950,499

Construction & Engineering 0.8%
SHO-BOND Holdings Co. Ltd. (a)	43,977	3,122,560

Construction Materials 0.5%
Sumitomo Osaka Cement Co. Ltd.	25,949	962,903
Taiheiyo Cement Corp.	32,109	945,584

		1,908,487

Electric Utilities 0.4%
Kyushu Electric Power Co., Inc.	146,300	1,700,222

Entertainment 0.3%
Toei Co. Ltd.	12,390	1,351,753

Equity Real Estate Investment Trusts (REITs) 2.1%
Advance Residence Investment Corp.	264	675,015
Comforia Residential REIT, Inc.	428	1,023,970
Hoshino Resorts REIT, Inc.	178	835,667
Invincible Investment Corp.	1,601	663,292
Japan Hotel REIT Investment Corp.	1,204	857,581
Kenedix Office Investment Corp.	111	687,388
LaSalle Logiport REIT	672	619,633
Nippon Accommodations Fund, Inc.	344	1,575,032
Orix JREIT, Inc.	576	881,836
Sekisui House Reit, Inc.	1,064	665,224

		8,484,638

Food & Staples Retailing 0.4%
Create SD Holdings Co. Ltd.	66,100	1,670,432

Food Products 1.8%
Ajinomoto Co., Inc.	236,430	3,820,039
Ezaki Glico Co. Ltd.	57,825	2,874,522
Itoham Yonekyu Holdings, Inc.	61,600	388,851

		7,083,412

Health Care Equipment & Supplies 0.1%
CYBERDYNE, Inc.* (a)	80,125	563,878

Health Care Technology 0.1%
Medical Data Vision Co. Ltd.* (a)	33,750	532,368

112

Statement of Investments (Continued)

October 31, 2018

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Household Durables 0.1%
Token Corp.	5,900	$380,524

Interactive Media & Services 0.5%
Dip Corp.	89,800	1,945,256

Internet & Direct Marketing Retail 0.9%
Yume No Machi Souzou Iinkai Co. Ltd. (a)	178,100	3,738,380

IT Services 2.2%
GMO Payment Gateway, Inc.	102,564	4,957,429
Obic Co. Ltd.	44,170	4,066,737

		9,024,166

Machinery 0.9%
Daifuku Co. Ltd.	21,874	934,963
Fuji Corp.	84,874	1,182,017
Harmonic Drive Systems, Inc. (a)	12,120	373,164
Nabtesco Corp.	34,560	757,528
Tocalo Co. Ltd.	51,500	444,916

		3,692,588

Marine 0.3%
Nippon Yusen KK	64,836	1,045,089

Media 1.3%
Hakuhodo DY Holdings, Inc.	153,254	2,550,058
Nippon Television Holdings, Inc.	176,773	2,814,959
		5,365,017

Metals & Mining 0.3%
Kobe Steel Ltd.	141,500	1,133,417

Multiline Retail 0.4%
H2O Retailing Corp.	102,315	1,583,202

Oil, Gas & Consumable Fuels 0.1%
Cosmo Energy Holdings Co. Ltd.	5,200	191,844
Japan Petroleum Exploration Co. Ltd.	3,600	76,400

		268,244

Personal Products 0.1%
Ci:z Holdings Co. Ltd.	9,900	513,815

Professional Services 1.6%
Outsourcing, Inc. (a)	110,900	1,417,353
Persol Holdings Co. Ltd.	143,990	2,728,184
TechnoPro Holdings, Inc.	43,100	2,243,479

		6,389,016

Real Estate Management & Development 0.8%
Ichigo, Inc.	202,000	657,882
Kenedix, Inc.	369,372	1,929,805
Open House Co. Ltd.	16,800	665,357

		3,253,044

Road & Rail 0.4%
Hitachi Transport System Ltd.	8,700	223,184
Nikkon Holdings Co. Ltd.	12,035	290,269
Sankyu, Inc.	10,600	499,918
Seino Holdings Co. Ltd.	29,645	408,600

		1,421,971

Semiconductors & Semiconductor Equipment 1.4%
Disco Corp.	5,298	837,544
Inter Action Corp.	28,695	527,645
Lasertec Corp.	19,970	579,171
SCREEN Holdings Co. Ltd.	16,351	908,467

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Semiconductors & Semiconductor Equipment (continued)
SUMCO Corp.	167,393	2,267,780
Tazmo Co. Ltd. (a)	60,800	533,995

		5,654,602

Software 0.6%
Computer Engineering & Consulting Ltd.	22,700	490,991
Infomart Corp.	153,750	1,587,407
PKSHA Technology, Inc.* (a)	5,120	415,539

		2,493,937

Specialty Retail 0.9%
Adastria Co. Ltd.	165,130	2,683,112
United Arrows Ltd.	21,825	820,094

		3,503,206

Textiles, Apparel & Luxury Goods 0.1%
Fujibo Holdings, Inc.	9,299	269,570

Transportation Infrastructure 0.1%
Mitsubishi Logistics Corp.	10,900	248,875

		91,768,732

JERSEY 0.4%
Capital Markets 0.4%
Sanne Group plc	204,129	1,459,378

KAZAKHSTAN 0.7%
Metals & Mining 0.7%
KAZ Minerals plc	426,101	2,821,750

LUXEMBOURG 0.1%
Metals & Mining 0.1%
APERAM SA	13,800	469,835

MALAYSIA 0.4%
Electronic Equipment, Instruments & Components 0.2%
Inari Amertron Bhd.	2,313,795	1,086,194

Semiconductors & Semiconductor Equipment 0.2%
Pentamaster International Ltd. Reg. S*	5,408,000	650,249

		1,736,443

NETHERLANDS 3.4%
Air Freight & Logistics 0.1%
PostNL NV	92,130	273,005

Biotechnology 0.3%
Merus NV*	80,786	1,211,790

Chemicals 1.1%
Corbion NV	151,225	4,600,930

Construction & Engineering 0.1%
Boskalis Westminster	15,905	458,593

Hotels, Restaurants & Leisure 0.2%
DP Eurasia NV Reg. S* (b)	481,805	713,547

IT Services 0.7%
Adyen NV Reg. S* (b)	578	373,590
InterXion Holding NV*	40,645	2,392,771

		2,766,361

113

Statement of Investments (Continued)

October 31, 2018

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Trading Companies & Distributors 0.9%
IMCD NV	51,725	$3,510,079

		13,534,305

NEW ZEALAND 1.0%
Airlines 0.1%
Air New Zealand Ltd.	112,291	205,394

Health Care Equipment & Supplies 0.5%
Fisher & Paykel Healthcare Corp. Ltd.	263,996	2,352,215

Oil, Gas & Consumable Fuels 0.3%
New Zealand Refining Co. Ltd. (The)	777,535	1,194,508

Software 0.1%
Xero Ltd.*	12,959	370,066

		4,122,183

NORWAY 0.8%
Banks 0.8%
SpareBank 1 SMN	297,111	3,025,387

PHILIPPINES 0.2%
Construction Materials 0.2%
CEMEX Holdings Philippines, Inc. Reg. S* (b)	16,434,664	651,146

PORTUGAL 0.1%
Media 0.1%
NOS SGPS SA	106,317	597,085

SINGAPORE 1.0%
Air Freight & Logistics 0.1%
Singapore Post Ltd.	309,840	232,298

Electronic Equipment, Instruments & Components 0.1%
Venture Corp. Ltd.	36,763	407,864

Equity Real Estate Investment Trusts (REITs) 0.6%
Keppel REIT	1,189,713	971,946
Mapletree Industrial Trust	972,301	1,298,336

		2,270,282

Machinery 0.0%†
Sembcorp Marine Ltd. (a)	162,800	187,498

Semiconductors & Semiconductor Equipment 0.2%
Kulicke & Soffa Industries, Inc.	43,953	893,564

		3,991,506

SOUTH AFRICA 0.1%
Containers & Packaging 0.1%
Nampak Ltd.*	403,795	405,815

SOUTH KOREA 1.1%
Diversified Telecommunication Services 0.2%
LG Uplus Corp.	52,222	738,753

Electronic Equipment, Instruments & Components 0.1%
HyVision System, Inc.	39,482	410,121

Hotels, Restaurants & Leisure 0.5%
Hana Tour Service, Inc.	39,442	2,068,314

IT Services 0.1%
Cafe24 Corp.*	2,891	282,427

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Software 0.2%
Douzone Bizon Co. Ltd.	22,427	$850,107

		4,349,722

SPAIN 2.8%
Banks 1.0%
Liberbank SA*	3,822,168	1,788,951
Unicaja Banco SA Reg. S (b)	1,398,703	1,789,848

		3,578,799

Commercial Services & Supplies 0.5%
Atento SA	356,657	2,189,874

Construction & Engineering 0.0%†
Fomento de Construcciones y Contratas SA*	14,770	196,499

Diversified Telecommunication Services 0.5%
Cellnex Telecom SA Reg. S (b)	86,478	2,153,732

Equity Real Estate Investment Trusts (REITs) 0.2%
Arima Real Estate SOCIMI SA*	89,900	957,157

Food Products 0.5%
Ebro Foods SA	48,726	956,452
Viscofan SA	16,977	1,013,764

		1,970,216

Machinery 0.1%
Zardoya Otis SA	35,219	241,259

		11,287,536

SWEDEN 5.6%
Aerospace & Defense 0.1%
Saab AB, Class B	13,266	519,213

Building Products 0.2%
Nibe Industrier AB, Class B	67,692	706,356

Capital Markets 0.6%
Vostok Emerging Finance Ltd., SDR*	10,700,995	2,218,157

Commercial Services & Supplies 0.1%
Bravida Holding AB Reg. S (b)	40,566	297,921

Construction & Engineering 0.1%
NCC AB, Class B (a)	15,769	234,979
Sweco AB, Class B	13,336	300,542

		535,521

Containers & Packaging 0.3%
BillerudKorsnas AB (a)	111,430	1,320,709

Food Products 1.6%
Cloetta AB, Class B	1,972,281	5,937,454

Hotels, Restaurants & Leisure 0.4%
SkiStar AB	64,100	1,670,010

Industrial Conglomerates 0.0%†
Nolato AB, Class B	3,759	172,869

Machinery 0.5%
Trelleborg AB, Class B	122,045	2,196,401

Oil, Gas & Consumable Fuels 0.1%
Lundin Petroleum AB	13,244	402,590

Real Estate Management & Development 1.4%
Catena AB	49,604	1,007,319

114

Statement of Investments (Continued)

October 31, 2018

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Real Estate Management & Development (continued)
Fastighets AB Balder, Class B*	110,442	$2,771,258
Hembla AB* (a)	117,862	2,013,649

		5,792,226

Trading Companies & Distributors 0.2%
Ahlsell AB Reg. S (b)	62,883	318,019
Indutrade AB	17,375	416,565

		734,584

		22,504,011

SWITZERLAND 3.5%
Commercial Services & Supplies 0.1%
IWG plc	126,810	372,681

Life Sciences Tools & Services 1.6%
Tecan Group AG (Registered)	29,052	6,552,825

Machinery 0.8%
Bucher Industries AG (Registered)	1,375	378,470
Conzzeta AG (Registered)	296	264,297
OC Oerlikon Corp. AG (Registered)*	154,183	1,829,446
SFS Group AG*	3,482	340,764
VAT Group AG Reg. S* (b)	5,082	509,392

		3,322,369

Software 0.5%
Temenos AG (Registered)*	13,337	1,822,075

Specialty Retail 0.4%
Dufry AG (Registered)* (a)	14,030	1,577,510

Trading Companies & Distributors 0.1%
Bossard Holding AG (Registered), Class A	1,269	206,960

		13,854,420

TAIWAN 2.7%
Electrical Equipment 0.3%
Bizlink Holding, Inc.	136,304	735,770
Voltronic Power Technology Corp.	26,571	428,022

		1,163,792

Electronic Equipment, Instruments & Components 0.6%
Chroma ATE, Inc.	200,658	710,068
E Ink Holdings, Inc.	299,000	234,101
Elite Material Co. Ltd.	261,886	518,978
Walsin Technology Corp.	125,753	538,767
Yageo Corp.	26,188	271,296

		2,273,210

Machinery 0.2%
Airtac International Group	100,000	873,011

Semiconductors & Semiconductor Equipment 1.4%
ASPEED Technology, Inc.	38,615	564,278
Formosa Sumco Technology Corp.*	107,850	364,116
Global Unichip Corp.	75,250	517,240
Globalwafers Co. Ltd.	304,790	2,391,811
Pan Jit International, Inc.*	389,000	282,923
Sino-American Silicon Products, Inc.*	439,960	829,256
Wafer Works Corp.	481,000	494,861

		5,444,485

Common Stocks (continued)

	Shares	Value

TAIWAN (continued)
Technology Hardware, Storage & Peripherals 0.2%
Catcher Technology Co. Ltd.	41,467	$421,758
Getac Technology Corp.	449,315	525,845

		947,603

		10,702,101

THAILAND 0.0%†
Airlines 0.0%†
Bangkok Airways PCL	103,194	36,427

TURKEY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Tupras Turkiye Petrol Rafinerileri A/S	40,225	949,010

UNITED KINGDOM 11.2%
Aerospace & Defense 0.3%
Cobham plc*	418,864	576,116
QinetiQ Group plc	101,375	359,604
Ultra Electronics Holdings plc	12,904	237,033

		1,172,753

Airlines 0.0%†
Dart Group plc	18,265	198,273

Capital Markets 0.4%
River & Mercantile Group plc	182,436	678,244
XPS Pensions Group plc Reg. S	441,732	943,233

		1,621,477

Commercial Services & Supplies 0.1%
Aggreko plc	49,634	544,484

Construction & Engineering 0.3%
Balfour Beatty plc	149,668	502,925
Galliford Try plc	19,414	216,708
John Laing Group plc Reg. S (b)	87,499	348,994
Kier Group plc (a)	18,924	211,857

		1,280,484

Electronic Equipment, Instruments & Components 0.8%
Halma plc	183,811	3,116,452

Equity Real Estate Investment Trusts (REITs) 1.0%
Safestore Holdings plc	99,899	681,558
UNITE Group plc (The)	293,620	3,198,602

		3,880,160

Hotels, Restaurants & Leisure 1.2%
Domino’s Pizza Group plc	518,699	1,876,456
Restaurant Group plc (The)	1,016,342	3,133,046

		5,009,502

Insurance 1.4%
Lancashire Holdings Ltd.	260,087	1,959,435
Sabre Insurance Group plc Reg. S (b)	1,106,371	3,731,042

		5,690,477

Internet & Direct Marketing Retail 1.2%
boohoo Group plc*	908,681	2,470,982
Just Eat plc*	289,139	2,243,442

		4,714,424

IT Services 0.1%
Endava plc, ADR*	13,800	320,988

115

Statement of Investments (Continued)

October 31, 2018

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Machinery 1.6%
IMI plc	47,631	$604,649
Rotork plc	778,093	2,979,838
Spirax-Sarco Engineering plc	32,458	2,681,513

		6,266,000

Media 0.4%
ITE Group plc	2,109,788	1,535,511

Multiline Retail 0.8%
B&M European Value Retail SA	594,187	3,164,968

Oil, Gas & Consumable Fuels 0.2%
Cairn Energy plc*	239,971	604,927

Professional Services 0.1%
Capita plc*	297,520	488,782

Real Estate Management & Development 0.9%
Grainger plc	1,023,061	3,541,787

Road & Rail 0.2%
Firstgroup plc*	265,354	289,847
National Express Group plc	94,933	485,505

		775,352

Trading Companies & Distributors 0.1%
Grafton Group plc	48,172	445,599

Transportation Infrastructure 0.1%
BBA Aviation plc	185,038	567,259

		44,939,659

UNITED STATES 0.2%
Biotechnology 0.1%
Nightstar Therapeutics plc, ADR*	41,783	422,008

Building Products 0.1%
Reliance Worldwide Corp. Ltd.	128,141	454,186

		876,194

URUGUAY 0.5%
Hotels, Restaurants & Leisure 0.5%
Arcos Dorados Holdings, Inc., Class A (a)	278,578	2,008,546

Total Common Stocks (cost $394,819,088)		370,981,026

Exchange Traded Fund 4.9%
UNITED STATES 4.9%
iShares MSCI EAFE Small-Cap ETF	348,791	19,619,494

Total Exchange Traded Fund (cost $22,182,376)		19,619,494

Short-Term Investment 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (c)(d)	1,171,870	1,171,870

Total Short-Term Investment (cost $1,171,870)		1,171,870

Repurchase Agreement 2.4%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $9,781,824, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $9,979,824. (d)(e)	$9,781,229	$9,781,229

Total Repurchase Agreement (cost $9,781,229)		9,781,229

Total Investments (cost $427,954,563) — 100.1%		401,553,619

Liabilities in excess of other assets — (0.1)%		(585,181)

NET ASSETS — 100.0%		$400,968,438

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $12,263,624, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $1,171,870 and $9,781,229, respectively, and by $5,106,854 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $16,059,953.

(b)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $30,033,187 which represents 7.49% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2018.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $10,953,099.

(e)	Please refer to Note 2(i) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certification

ETF	Exchange Traded Fund

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

116

Statement of Investments (Continued)

October 31, 2018

Nationwide International Small Cap Fund (Continued)

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

SOCIMI	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

117

Statement of Assets and Liabilities

October 31, 2018

Nationwide International Small Cap Fund
Assets:
Investment securities, at value* (cost $418,173,334)	$391,772,390
Repurchase agreement, at value (cost $9,781,229)	9,781,229
Cash	9,916,765
Foreign currencies, at value (cost $70,976)	71,058
Interest and dividends receivable	728,556
Security lending income receivable	64,041
Receivable for investments sold	2,611,484
Receivable for capital shares issued	19,550
Reclaims receivable	296,786
Reimbursement from investment adviser (Note 3)	20,359
Prepaid expenses	10,460

Total Assets	415,292,678

Liabilities:
Payable for investments purchased	2,966,915
Payable for capital shares redeemed	3,726
Payable upon return of securities loaned (Note 2)	10,953,099
Accrued expenses and other payables:
Investment advisory fees	336,552
Fund administration fees	29,873
Distribution fees	22
Administrative servicing fees	47
Accounting and transfer agent fees	5,740
Trustee fees	1,320
Custodian fees	2,696
Compliance program costs (Note 3)	276
Professional fees	16,972
Printing fees	6,672
Other	330

Total Liabilities	14,324,240

Net Assets	$400,968,438

Represented by:
Capital	$380,104,580
Total distributable earnings (loss)	20,863,858

Net Assets	$400,968,438

Net Assets:
Class A Shares	$100,332
Class R6 Shares	400,853,541
Institutional Service Class Shares	14,565

Total	$400,968,438

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,831
Class R6 Shares	39,155,142
Institutional Service Class Shares	1,423

Total	39,166,396

118

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide International Small Cap Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.21
Class R6 Shares	$10.24
Institutional Service Class Shares	$10.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.83

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $12,263,624 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

119

Statement of Operations

For the Year Ended October 31, 2018

Nationwide International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$10,834,669
Income from securities lending (Note 2)	922,083
Interest income	62,914
Foreign tax withholding	(1,017,452)

Total Income	10,802,214

EXPENSES:
Investment advisory fees	4,731,143
Fund administration fees	189,569
Distribution fees Class A	252
Administrative servicing fees Class A	29
Registration and filing fees	54,428
Professional fees	57,664
Printing fees	14,312
Trustee fees	14,954
Custodian fees	30,037
Offering costs	1,858
Accounting and transfer agent fees	13,819
Compliance program costs (Note 3)	1,884
Other	12,119

Total expenses before expenses reimbursed	5,122,068

Expenses reimbursed by adviser (Note 3)	(187,748)

Net Expenses	4,934,320

NET INVESTMENT INCOME	5,867,894

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)†	48,162,390
Foreign currency transactions (Note 2)	(113,014)

Net realized gains	48,049,376

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(92,710,016)
Translation of assets and liabilities denominated in foreign currencies	7,193

Net change in unrealized appreciation/depreciation	(92,702,823)

Net realized/unrealized losses	(44,653,447)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,785,553)

†	Net of capital gain country taxes of $40,558.

The accompanying notes are an integral part of these financial statements.

120

Statements of Changes in Net Assets

	Nationwide International Small Cap Fund
	Year Ended October 31, 2018	Period Ended October 31, 2017 (a)
Operations:
Net investment income	$5,867,894	$5,269,094
Net realized gains	48,049,376	43,221,770
Net change in unrealized appreciation/depreciation	(92,702,823)	66,293,972

Change in net assets resulting from operations	(38,785,553)	114,784,836

Distributions to Shareholders From:
Distributable earnings:
Class A	(6,386)	–
Class R6 (b)	(55,168,342)	–
Institutional Service Class	(1,243)	–

Change in net assets from shareholder distributions	(55,175,971)	–

Change in net assets from capital transactions	(71,635,159)	451,780,285

Change in net assets	(165,596,683)	566,565,121

Net Assets:
Beginning of year	566,565,121	–

End of year	$400,968,438	$566,565,121 (c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$71,883	$109,936
Dividends reinvested	6,386	–
Cost of shares redeemed	(19,565)	(54,453)

Total Class A Shares	58,704	55,483

Class R6 Shares (b)
Proceeds from shares issued	8,787,926	568,675,012
Dividends reinvested	55,168,342	–
Cost of shares redeemed	(135,655,145)	(116,960,210)

Total Class R6 Shares	(71,698,877)	451,714,802

Institutional Service Class Shares
Proceeds from shares issued	6,771	10,000
Dividends reinvested	1,243	–
Cost of shares redeemed	(3,000)	–

Total Institutional Service Class Shares	5,014	10,000

Change in net assets from capital transactions	$(71,635,159)	$451,780,285

121

Statements of Changes in Net Assets (Continued)

	Nationwide International Small Cap Fund
	Year Ended October 31, 2018	Period Ended October 31, 2017 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	6,027	10,284
Reinvested	551	–
Redeemed	(1,708)	(5,323)

Total Class A Shares	4,870	4,961

Class R6 Shares (b)
Issued	746,794	55,206,899
Reinvested	4,756,875	–
Redeemed	(11,272,850)	(10,282,576)

Total Class R6 Shares	(5,769,181)	44,924,323

Institutional Service Class Shares
Issued	571	1,000
Reinvested	107	–
Redeemed	(255)	–

Total Institutional Service Class Shares	423	1,000

Total change in sharess	(5,763,888)	44,930,284

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 8) For the period from December 30, 2016 (commencement of operations) through October 31, 2017.
(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 8) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $5,908,984.

The accompanying notes are an integral part of these financial statements.

122

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Small Cap Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$12.57	0.14	(1.29)	(1.15)	(0.23)	(0.98)	(1.21)	$10.21	(10.29%	)(g)	$100,332	1.27%	1.19%	1.31%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.06	2.51	2.57	–	–	–	$12.57	25.70%		$62,358	1.39%	0.57%	1.46%	90.35%

Class R6 Shares (i)
Year Ended October 31, 2018	$12.61	0.14	(1.26)	(1.12)	(0.27)	(0.98)	(1.25)	$10.24	(10.06%	)	$400,853,541	0.99%	1.18%	1.03%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.12	2.49	2.61	–	–	–	$12.61	26.10%		$566,490,161	0.99%	1.28%	1.03%	90.35%

Institutional Service Class Shares
Year Ended October 31, 2018	$12.60	0.16	(1.28)	(1.12)	(0.26)	(0.98)	(1.24)	$10.24	(10.04%	)	$14,565	0.99%	1.35%	1.03%	69.54%
Period Ended October 31, 2017 (h)	$10.00	0.09	2.51	2.60	–	–	–	$12.60	26.00%		$12,602	1.08%	0.98%	1.17%	90.35%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 29, 2016 through October 31, 2017.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

123

Notes to Financial Statements

October 31, 2018

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2018, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the seven (7) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Amundi Global High Yield Fund (“Global High Yield”)

- Nationwide Amundi Strategic Income Fund (“Strategic Income”)

- Nationwide Bailard Emerging Markets Equity Fund (“Emerging Markets Equity”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Emerging Markets Debt Fund (“Emerging Markets Debt”)

- Nationwide Global Sustainable Equity Fund (“Global Sustainable Equity”)

- Nationwide International Small Cap Fund (“International Small Cap”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds, except Emerging Markets Debt, is a diversified fund as defined in the 1940 Act. Emerging Markets Debt is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

124

Notes to Financial Statements (Continued)

October 31, 2018

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this

125

Notes to Financial Statements (Continued)

October 31, 2018

manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2018, 100% of the market value of Emerging Markets Debt was determined based on Level 2 inputs.

126

Notes to Financial Statements (Continued)

October 31, 2018

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2018. Please refer to the Statements of Investments for additional information on portfolio holdings.

Global High Yield

	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$1,379	$—	$—	$1,379
Corporate Bonds
Airlines	—	627,907	—	627,907
Auto Components	—	1,472,445	—	1,472,445
Banks	—	4,786,511	—	4,786,511
Capital Markets	—	783,475	—	783,475
Chemicals	—	3,752,604	—	3,752,604
Commercial Services & Supplies	—	3,568,300	—	3,568,300
Communications Equipment	—	—	—	—
Construction & Engineering	—	422,592	—	422,592
Consumer Finance	—	1,398,487	—	1,398,487
Containers & Packaging	—	1,902,328	—	1,902,328
Diversified Consumer Services	—	701,750	—	701,750
Diversified Financial Services	—	1,146,695	—	1,146,695
Diversified Telecommunication Services	—	3,041,817	—	3,041,817
Electric Utilities	—	4,751,403	—	4,751,403
Electronic Equipment, Instruments & Components	—	1,916,346	—	1,916,346
Energy Equipment & Services	—	6,870,999	—	6,870,999
Equity Real Estate Investment Trusts (REITs)	—	1,181,637	—	1,181,637
Food Products	—	4,870,931	—	4,870,931
Health Care Providers & Services	—	4,868,149	—	4,868,149
Hotels, Restaurants & Leisure	—	9,808,627	—	9,808,627
Household Durables	—	951,925	—	951,925
Independent Power and Renewable Electricity Producers	—	3,660,855	—	3,660,855
Internet & Direct Marketing Retail	—	592,420	—	592,420
Machinery	—	3,357,178	—	3,357,178
Marine	—	922,888	—	922,888
Media	—	2,837,075	—	2,837,075
Metals & Mining	—	6,130,527	—	6,130,527
Multiline Retail	—	1,391,883	—	1,391,883
Oil, Gas & Consumable Fuels	—	15,706,266	—	15,706,266
Paper & Forest Products	—	1,209,938	—	1,209,938
Pharmaceuticals	—	4,593,031	—	4,593,031
Real Estate Management & Development	—	758,400	—	758,400
Road & Rail	—	907,179	—	907,179
Specialty Retail	—	648,128	—	648,128
Textiles, Apparel & Luxury Goods	—	490,082	—	490,082
Thrifts & Mortgage Finance	—	1,720,962	—	1,720,962
Trading Companies & Distributors	—	1,466,476	—	1,466,476
Wireless Telecommunication Services	—	2,774,269	—	2,774,269
Total Corporate Bonds	$—	$107,992,485	$—	$107,992,485

127

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Forward Foreign Currency Contracts	$—	$77,541	$—	$77,541
Loan Participations	—	16,542,715	—	16,542,715
Repurchase Agreement	—	3,420,960	—	3,420,960
Short-Term Investment	409,859	—	—	409,859
Total	$411,238	$128,033,701	$—	$128,444,939

Strategic Income
	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$18,156,007	$—	$18,156,007
Collateralized Mortgage Obligations	—	15,004,529	—	15,004,529
Commercial Mortgage-Backed Securities	—	4,644,845	—	4,644,845
Corporate Bonds	—	54,480,400	—	54,480,400
Swap Contracts*	—	89,053	—	89,053
Foreign Government Securities	—	2,065,780	—	2,065,780
Forward Foreign Currency Contracts	—	20,741	—	20,741
Futures Contracts	427,103	—	—	427,103
Loan Participations	—	14,439,102	—	14,439,102
Repurchase Agreement	—	459,729	—	459,729
Short-Term Investments
Money Market Fund	55,080	—	—	55,080
U.S. Treasury Obligation	—	656,526	—	656,526
Total Short-Term Investments	$55,080	$656,526	$—	$711,606
Total Assets	$482,183	$110,016,712	$—	$110,498,895
Liabilities:
Swap Contracts*	$—	$(89,166)	$—	$(89,166)
Futures Contracts	(203,627)	—	—	(203,627)
Total Liabilities	$(203,627)	$(89,166)	$—	$(292,793)
Total	$278,556	$109,927,546	$—	$110,206,102

Emerging Markets Equity
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Auto Components	$—	$119,781	$—	$119,781
Automobiles	—	240,358	—	240,358
Banks	3,205,688	3,992,240	—	7,197,928
Capital Markets	—	248,337	—	248,337
Chemicals	—	694,192	—	694,192
Construction & Engineering	—	199,338	—	199,338
Construction Materials	—	192,043	—	192,043
Distributors	—	231,606	—	231,606
Diversified Consumer Services	267,255	—	—	267,255
Diversified Financial Services	—	157,038	—	157,038
Diversified Telecommunication Services	—	494,258	—	494,258
Electrical Equipment	—	540,436	—	540,436
Electronic Equipment, Instruments & Components	—	860,115	—	860,115

128

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food & Staples Retailing	$153,240	$—	$—	$153,240
Food Products	358,055	738,190	—	1,096,245
Gas Utilities	—	253,449	—	253,449
Household Durables	—	446,739	—	446,739
Industrial Conglomerates	—	224,796	—	224,796
Insurance	194,706	809,269	—	1,003,975
Interactive Media & Services	190,060	1,084,642	—	1,274,702
Internet & Direct Marketing Retail	1,062,608	—	—	1,062,608
IT Services	454,559	262,517	—	717,076
Machinery	—	500,852	—	500,852
Media	—	210,186	—	210,186
Metals & Mining	872,380	698,837	—	1,571,217
Oil, Gas & Consumable Fuels	2,268,650	1,580,157	—	3,848,807
Paper & Forest Products	—	214,902	—	214,902
Pharmaceuticals	—	447,481	—	447,481
Real Estate Management & Development	—	693,873	—	693,873
Semiconductors & Semiconductor Equipment	1,333,500	292,612	—	1,626,112
Specialty Retail	—	529,544	—	529,544
Technology Hardware, Storage & Peripherals	—	2,052,861	—	2,052,861
Textiles, Apparel & Luxury Goods	—	135,003	—	135,003
Transportation Infrastructure	167,080	—	—	167,080
Water Utilities	—	487,860	—	487,860
Wireless Telecommunication Services	419,120	609,131	—	1,028,251
Total Common Stocks	$10,946,901	$20,242,643	$—	$31,189,544
Exchange Traded Fund	$607,200	$—	$—	$607,200
Repurchase Agreement	—	465,822	—	465,822
Short-Term Investment	55,809	—	—	55,809
Total	$11,609,910	$20,708,465	$—	$32,318,375

International Equities
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$3,191,794	$—	$3,191,794
Auto Components	—	4,245,076	—	4,245,076
Automobiles	—	11,315,582	—	11,315,582
Banks	3,324,600	33,744,250	—	37,068,850
Beverages	—	12,217,358	—	12,217,358
Biotechnology	—	2,950,515	—	2,950,515
Building Products	—	982,406	—	982,406
Capital Markets	—	18,589,916	—	18,589,916
Chemicals	—	12,447,626	—	12,447,626
Commercial Services & Supplies	—	2,589,207	—	2,589,207
Construction & Engineering	—	10,526,516	—	10,526,516
Diversified Financial Services	—	1,300,557	—	1,300,557
Diversified Telecommunication Services	—	11,712,495	—	11,712,495
Electric Utilities	—	5,107,222	—	5,107,222
Electronic Equipment, Instruments & Components	—	7,735,063	—	7,735,063

129

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Energy Equipment & Services	$—	$1,243,625	$—	$1,243,625
Equity Real Estate Investment Trusts (REITs)	—	2,943,788	—	2,943,788
Food & Staples Retailing	—	10,654,724	—	10,654,724
Food Products	—	10,881,915	—	10,881,915
Health Care Equipment & Supplies	—	1,864,008	—	1,864,008
Health Care Providers & Services	—	1,536,253	—	1,536,253
Hotels, Restaurants & Leisure	—	3,779,757	—	3,779,757
Household Durables	—	8,745,727	—	8,745,727
Independent Power and Renewable Electricity Producers	—	5,780,034	—	5,780,034
Industrial Conglomerates	—	8,985,429	—	8,985,429
Insurance	—	19,253,722	—	19,253,722
Internet & Direct Marketing Retail	1,784,750	—	—	1,784,750
IT Services	—	7,498,993	—	7,498,993
Machinery	—	1,502,556	—	1,502,556
Media	—	3,985,148	—	3,985,148
Metals & Mining	2,285,772	18,183,436	—	20,469,208
Multiline Retail	—	2,242,626	—	2,242,626
Oil, Gas & Consumable Fuels	6,453,828	31,074,197	—	37,528,025
Paper & Forest Products	861,863	7,883,843	—	8,745,706
Personal Products	—	5,800,381	—	5,800,381
Pharmaceuticals	2,997,000	21,589,167	—	24,586,167
Professional Services	—	7,634,008	—	7,634,008
Real Estate Management & Development	—	8,643,918	—	8,643,918
Road & Rail	—	3,364,591	—	3,364,591
Software	2,775,000	—	—	2,775,000
Specialty Retail	—	4,123,294	—	4,123,294
Technology Hardware, Storage & Peripherals	—	8,179,069	—	8,179,069
Textiles, Apparel & Luxury Goods	—	1,330,226	—	1,330,226
Trading Companies & Distributors	—	6,112,224	—	6,112,224
Transportation Infrastructure	—	1,350,057	—	1,350,057
Wireless Telecommunication Services	—	3,017,478	—	3,017,478
Total Common Stocks	$20,482,813	$357,839,777	$—	$378,322,590
Exchange Traded Fund	$5,037,286	$—	$—	$5,037,286
Forward Foreign Currency Contracts	—	109,292	—	109,292
Repurchase Agreement	—	3,563,526	—	3,563,526
Short-Term Investment	426,939	—	—	426,939
Total Assets	$25,947,038	$361,512,595	$—	$387,459,633
Liabilities:
Forward Foreign Currency Contracts	$—	$(440,009)	$—	$(440,009)
Total Liabilities	$—	$(440,009)	$—	$(440,009)
Total	$25,947,038	$361,072,586	$—	$387,019,624

130

Notes to Financial Statements (Continued)

October 31, 2018

Global Sustainable Equity
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$532,391	$—	$—	$532,391
Auto Components	566,246	—	—	566,246
Banks	2,336,680	1,892,699	—	4,229,379
Biotechnology	437,944	611,832	—	1,049,776
Capital Markets	954,188	—	—	954,188
Chemicals	2,284,534	1,372,343	—	3,656,877
Commercial Services & Supplies	—	989,826	—	989,826
Communications Equipment	278,954	—	—	278,954
Diversified Telecommunication Services	—	1,596,082	—	1,596,082
Electronic Equipment, Instruments & Components	—	613,438	—	613,438
Energy Equipment & Services	668,980	—	—	668,980
Entertainment	1,866,240	—	—	1,866,240
Equity Real Estate Investment Trusts (REITs)	888,787	—	—	888,787
Food & Staples Retailing	584,378	—	—	584,378
Health Care Equipment & Supplies	436,761	—	—	436,761
Health Care Providers & Services	1,854,076	—	—	1,854,076
Household Durables	—	586,639	—	586,639
Household Products	684,698	—	—	684,698
Insurance	1,956,160	1,807,215	—	3,763,375
Internet & Direct Marketing Retail	1,684,303	—	—	1,684,303
IT Services	803,803	—	—	803,803
Life Sciences Tools & Services	720,597	—	—	720,597
Machinery	1,201,004	2,481,388	—	3,682,392
Marine	—	674,153	—	674,153
Media	—	396,727	—	396,727
Multi-Utilities	—	829,572	—	829,572
Oil, Gas & Consumable Fuels	1,430,278	781,011	—	2,211,289
Personal Products	—	2,055,670	—	2,055,670
Pharmaceuticals	3,036,764	2,311,628	—	5,348,392
Semiconductors & Semiconductor Equipment	1,260,429	—	—	1,260,429
Software	1,368,111	2,124,167	—	3,492,278
Specialty Retail	1,430,418	—	—	1,430,418
Trading Companies & Distributors	—	740,886	—	740,886
Wireless Telecommunication Services	—	285,016	—	285,016
Total Common Stocks	$29,266,724	$22,150,292	$—	$51,417,016
Repurchase Agreement	$—	$626,350	$—	$626,350
Short-Term Investment	75,042	—	—	75,042
Total	$29,341,766	$22,776,642	$—	$52,118,408

131

Notes to Financial Statements (Continued)

October 31, 2018

International Small Cap
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$2,249,985	$—	$2,249,985
Air Freight & Logistics	—	1,054,411	—	1,054,411
Airlines	—	762,034	—	762,034
Banks	—	14,697,332	—	14,697,332
Biotechnology	3,914,931	3,951,323	—	7,866,254
Building Products	—	2,916,570	—	2,916,570
Capital Markets	—	12,880,736	—	12,880,736
Chemicals	1,624,042	10,341,543	—	11,965,585
Commercial Services & Supplies	2,189,874	2,165,585	—	4,355,459
Communications Equipment	—	446,943	—	446,943
Construction & Engineering	—	5,990,408	—	5,990,408
Construction Materials	835,212	5,073,891	—	5,909,103
Containers & Packaging	—	11,782,138	—	11,782,138
Diversified Financial Services	—	2,547,927	—	2,547,927
Diversified Telecommunication Services	—	5,330,288	—	5,330,288
Electric Utilities	5,547,686	1,700,222	—	7,247,908
Electrical Equipment	—	1,894,665	—	1,894,665
Electronic Equipment, Instruments & Components	—	7,293,841	—	7,293,841
Entertainment	—	1,351,753	—	1,351,753
Equity Real Estate Investment Trusts (REITs)	3,425,257	17,291,841	—	20,717,098
Food & Staples Retailing	—	1,670,432	—	1,670,432
Food Products	—	14,991,082	—	14,991,082
Gas Utilities	—	2,649,650	—	2,649,650
Health Care Equipment & Supplies	—	13,674,384	—	13,674,384
Health Care Technology	—	532,368	—	532,368
Hotels, Restaurants & Leisure	2,008,547	11,924,456	—	13,933,003
Household Durables	—	3,329,011	—	3,329,011
Independent Power and Renewable Electricity Producers	—	1,767,415	—	1,767,415
Industrial Conglomerates	—	2,174,241	—	2,174,241
Insurance	—	8,429,536	—	8,429,536
Interactive Media & Services	—	2,634,423	—	2,634,423
Internet & Direct Marketing Retail	—	11,037,395	—	11,037,395
IT Services	6,469,099	11,225,313	—	17,694,412
Life Sciences Tools & Services	—	6,552,824	—	6,552,824
Machinery	—	24,498,295	—	24,498,295
Marine	—	3,799,131	—	3,799,131
Media	—	14,854,221	—	14,854,221
Metals & Mining	1,691,571	6,151,271	—	7,842,842
Multiline Retail	—	4,748,170	—	4,748,170
Oil, Gas & Consumable Fuels	958,259	7,158,283	—	8,116,542
Personal Products	—	513,815	—	513,815
Pharmaceuticals	1,549,450	—	—	1,549,450
Professional Services	—	8,041,929	—	8,041,929
Real Estate Management & Development	—	18,838,353	—	18,838,353
Road & Rail	—	2,681,528	—	2,681,528
Semiconductors & Semiconductor Equipment	893,564	14,231,996	—	15,125,560
Software	—	9,395,237	—	9,395,237

132

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Specialty Retail	$—	$8,217,204	$—	$8,217,204
Technology Hardware, Storage & Peripherals	—	947,603	—	947,603
Textiles, Apparel & Luxury Goods	—	1,142,880	—	1,142,880
Trading Companies & Distributors	—	5,170,592	—	5,170,592
Transportation Infrastructure	—	2,638,901	—	2,638,901
Water Utilities	580,134	—	—	580,134
Wireless Telecommunication Services	—	1,948,025	—	1,948,025
Total Common Stocks	$31,687,626	$339,293,400	$—	$370,981,026
Exchange Traded Fund	$19,619,494	$—	$—	$19,619,494
Repurchase Agreement	—	9,781,229	—	9,781,229
Short-Term Investment	1,171,870	—	—	1,171,870
Total	$52,478,990	$349,074,629	$—	$401,553,619

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts which are included in the table at unrealized appreciation/ (depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2018, Global Sustainable Equity held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Global High Yield

	Corporate Bonds	Total
Balance as of 10/31/2017	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain (Loss)	144	144
Change in Unrealized Appreciation/Depreciation	(2)	(2)
Purchases*	2	2
Sales	(144)	(144)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2018	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2018**	$(2)	$(2)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.
**	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.

133

Notes to Financial Statements (Continued)

October 31, 2018

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies.” if applicable.

(c)	Options

Emerging Markets Debt has long positions in options on foreign currency futures contracts. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated. The purchase of put options serves as a short hedge.

Options traded on an exchange are valued at the settlement price provided by an independent pricing service as approved by the Board. If a settlement price is not available, such options are valued at the last quoted sale price, if available, and otherwise at the average bid/ask price. Exchange-traded options are generally categorized as Level 1 investments within the hierarchy. Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase

134

Notes to Financial Statements (Continued)

October 31, 2018

transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Emerging Markets Debt’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(d)	Swap Contracts

Credit Default Swaps — Strategic Income entered into credit default swap contracts during the year ended October 31, 2018. Credit default swap contracts are either privately negotiated agreements between a Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

Strategic Income utilized credit default swap contracts to manage broad credit market spread exposure. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Payable for variation margin on centrally cleared credit default swap contracts”. These upfront premiums are amortized and accreted daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection purchaser in a credit default swap contract, a Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, a Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

135

Notes to Financial Statements (Continued)

October 31, 2018

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing a Fund’s investments as of October 31, 2018 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Interest Rate Swaps — Emerging Markets Debt entered into interest rate swap contracts to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, and/or to otherwise increase returns. Interest rate swap contracts are swaps contracts in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments. The Fund has segregated liquid assets to cover its obligations under the interest rate swap contract.

Interest rate swap contracts are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swap contracts may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated. The use of interest rate swap contracts involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swap contracts also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment. Interest rate swap contracts are marked-to-market daily based on valuations from an independent pricing service. Interest rate swap contracts are generally categorized as Level 2 investments within the hierarchy.

136

Notes to Financial Statements (Continued)

October 31, 2018

Strategic Income and Emerging Markets Debt’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Receivable/Payable for variation margin on centrally cleared interest rate/credit default swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

(e)	Forward Foreign Currency Contracts

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objective(s). Global High Yield, Strategic Income, and International Equities, entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Emerging Markets Debt entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to express a view on a foreign currency vs the U.S. dollar or other foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Funds’ forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

(f)	Futures Contracts

Strategic Income is subject to interest rate risk in the normal course of pursuing its objective(s). Strategic Income entered into financial futures contracts (“futures contracts”) to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

137

Notes to Financial Statements (Continued)

October 31, 2018

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

Strategic Income’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2018

Global High Yield

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$77,541
Total		$77,541

Strategic Income

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$20,741
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	427,103
Total		$447,844
Liabilities:
Swap Contracts(b)
Credit risk	Unrealized depreciation on centrally cleared credit default swap contracts	$(2,176,186)
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	(203,627)
Total		$(2,379,813)

138

Notes to Financial Statements (Continued)

October 31, 2018

International Equities

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$109,292
Total		$109,292
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(440,009)
Total		$(440,009)

Emerging Markets Debt

Assets:	Statement of Assets and Liabilities	Fair Value
Swap Contracts(b)
Interest rate risk	Unrealized appreciation on centrally cleared interest rate contracts	$141,843
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	230,279
Purchased Options
Currency risk	Investment securities, at value	114,770
Total		$486,892
Liabilities:
Swap Contracts(b)
Interest rate risk	Swap contracts, at value	(62,897)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(73,012)
Total		$(135,909)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

Global High Yield

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$592,742
Total	$592,742

139

Notes to Financial Statements (Continued)

October 31, 2018

Strategic Income

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$(735,417)
Forward Foreign Currency Contracts
Currency risk	426,115
Futures Contracts
Interest rate risk	(487,837)
Total	$(797,139)

International Equities

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$499,979
Total	$499,979
Emerging Markets Debt

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$119,620
Forward Foreign Currency Contracts
Currency risk	(149,937)
Total	$(30,317)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2018

Global High Yield

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$187,817
Total	$187,817

Strategic Income

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$111,503
Forward Foreign Currency Contracts
Currency risk	32,075
Futures Contracts
Interest rate risk	102,695
Total	$246,273

140

Notes to Financial Statements (Continued)

October 31, 2018

International Equities

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(330,717)
Total	$(330,717)

Emerging Markets Debt

Unrealized Appreciation/Depreciation:	Total
Purchased Options
Interest rate risk	$17,570
Swap Contracts
Interest rate risk	132,645
Forward Foreign Currency Contracts
Currency risk	146,219
Total	$296,434

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2018:

Global High Yield

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$15,527,990

Strategic Income

Credit Default Swaps:
Average Notional Balance Long	$39,938,462

Futures Contracts:
Average Notional Balance Long	$13,077,564
Average Notional Balance Short	$46,087,917

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$3,615,588

International Equities

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,096,235
Average Settlement Value Sold	$8,012,903

Emerging Markets Debt

Options:
Average Value Purchased	$19,767
Average Number of Contracts Purchased	934,615

141

Notes to Financial Statements (Continued)

October 31, 2018

Interest Rate Swaps:
Average Notional Balance — Pays Fixed rate	$9,623,914

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$9,229,774
Average Settlement Value Sold	$9,218,993

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2018, Strategic Income has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

For financial reporting purposes Global High Yield, Strategic Income, International Equities and Emerging Markets Debt do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth Global High Yield, Strategic Income, International Equities, and Emerging Markets Debt’s net exposure by counterparty for forward foreign currency contracts and OTC interest rate swap contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2018:

Global High Yield

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
Bank of America NA	Forward Foreign Currency Contracts	$77,541	$—	$—	$77,541
Total		$77,541	$—	$—	$77,541

Amounts designated as “—” are zero.

142

Notes to Financial Statements (Continued)

October 31, 2018

Strategic Income

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Bank of America NA	Forward Foreign Currency Contracts	$20,741	$—	$—	$20,741
Total		$20,741	$—	$—	$20,741

Amounts designated as “—” are zero.

International Equities

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
Brown Brothers Harriman & Co.	Forward Foreign Currency Contracts	$109,292	$(109,292)	$—	$—
Total		$109,292	$(109,292)	$—	$—

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Brown Brothers Harriman & Co.	Forward Foreign Currency Contracts	$(440,009)	$109,292	$—	$(330,717)
Total		$(440,009)	$109,292	$—	$(330,717)

Amounts designated as “—” are zero.

143

Notes to Financial Statements (Continued)

October 31, 2018

Emerging Market Debt

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
Barclays Bank Plc	Forward Foreign Currency Contracts	$103,761	$—	$—	$103,761
Deutsche Bank Securities, Inc.	Forward Foreign Currency Contracts	38,980	(38,980)	—	—
JPMorgan Chase Bank	Forward Foreign Currency Contracts	59,034	(539)	—	58,495
Royal Bank of Canada	Forward Foreign Currency Contracts	28,504	—	—	28,504
Total		$230,279	$(39,519)	$—	$190,760

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Deutsche Bank Securities, Inc.	Swap Contracts	$(62,897)	$—	$—	$(62,897)
	Forward Foreign Currency Contracts	(72,473)	38,980	—	(33,493)
Total Deutsche Bank Securities, Inc.		(135,370)	38,980	—	(96,390)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(539)	539	—	—
Total		$(135,909)	$39,519	$—	$(96,390)

Amounts designated as “—” are zero.

(g)	Unfunded Commitments

Each Fund may enter into commitments to buy and sell investments including commitments to buy Loan Participations to settle on future dates as part of its normal investment activities. Commitments are generally traded and priced as part of a related Loan Participations. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these

144

Notes to Financial Statements (Continued)

October 31, 2018

commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

(h)	Securities Lending

During the year ended October 31, 2018, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2018, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global High Yield	$3,830,819
Strategic Income	514,809
Emerging Markets Equity	521,631
International Equities	3,990,465
Global Sustainable Equity	701,392
International Small Cap	10,953,099

Amounts designated as “—” are zero.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the

145

Notes to Financial Statements (Continued)

October 31, 2018

market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2018, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(i)	Joint Repurchase Agreements

During the year ended October 31, 2018, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2018, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $180,310,968, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $183,960,750.

146

Notes to Financial Statements (Continued)

October 31, 2018

At October 31, 2018, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Global High Yield	BNP Paribas Securities Corp.	$3,420,960	$—	$3,420,960	$(3,420,960)	$—
Strategic Income	BNP Paribas Securities Corp.	459,729	—	459,729	(459,729)	—
Emerging Markets Equity	BNP Paribas Securities Corp.	465,822	—	465,822	(465,822)	—
International Equities	BNP Paribas Securities Corp.	3,563,526	—	3,563,526	(3,563,526)	—
Global Sustainable Equity	BNP Paribas Securities Corp.	626,350	—	626,350	(626,350)	—
International Small Cap	BNP Paribas Securities Corp.	9,781,229	—	9,781,229	(9,781,229)	—

Amounts designated as “—” are zero.

*

At October 31, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

147

Notes to Financial Statements (Continued)

October 31, 2018

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly for Global High Yield, Strategic Income and Emerging Markets Debt, and are declared and paid quarterly for Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to foreign currency gain/loss, treatment of notional principal contracts, consent fees, investments in passive foreign investment companies (PFICs). These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2018 were as follows:

Fund	Capital	Total distributable earnings (loss)
Global High Yield	$—	$—
Strategic Income	(1)	1
Emerging Markets Equity	(76)	76
International Equities	1	(1)
Emerging Markets Debt	—	—
Global Sustainable Equity	(40)	40
International Small Cap	(1,775)	1,775

Amounts designated as “—” are zero or have been rounded to zero.

(l)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

148

Notes to Financial Statements (Continued)

October 31, 2018

(m)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2018, the subadviser for each Fund is as follows:

Fund	Subadviser
Global High Yield	Amundi Smith Breeden, LLC (“Amundi”)
Strategic Income	Amundi
Emerging Markets Equity	Bailard, Inc. (“Bailard”)
International Equities	Bailard
Emerging Markets Debt	Standard Life Investments (Corporate Funds) Limited
Global Sustainable Equity	UBS Asset Management (Americas) Inc.
International Small Cap	Wellington Management Company LLP

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2018, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Global High Yield	All Assets	0.64%
Strategic Income	All Assets	0.56%
Emerging Markets Equity	$0 up to $200 million	1.00%
	$200 million and more	0.97%
International Equities	$0 up to $1 billion	0.75%
	$1 billion and more	0.70%
Emerging Markets Debt	All Assets	0.70%
Global Sustainable Equity	$0 up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	$1 billion and more	0.65%
International Small Cap	$0 up to $500 million	0.95%
	$500 million up to $1 billion	0.925%
	$1 billion and more	0.90%

149

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, the effective advisory fee rates before and after expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

FUND	Effective Advisory Fee Rate Before Expense Reimbursements	Effective Advisory Fee Rate After Expense Reimbursements
Global High Yield	0.64%	0.50%
Strategic Income	0.56	0.40
Emerging Markets Equity	1.00	0.87
International Equities	0.75	0.75
Emerging Markets Debt	0.70	0.60
Global Sustainable Equity	0.75	0.49
International Small Cap	0.95	0.91

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA had entered into a written Expense Limitation Agreement that limits Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Funds in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until June 30, 2019.

Fund	Classes	Amount (annual rate)
Global High Yield	All Classes	0.70%
Strategic Income	All Classes	0.67
Emerging Markets Equity	All Classes	1.10
International Equities	All Classes	1.10
Emerging Markets Debt	All Classes	0.90
Global Sustainable Equity	All Classes	0.95
International Small Cap	All Classes	0.99

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

150

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2016 Amount		Fiscal Year 2017 Amount		Fiscal Year 2018 Amount	Total
Global High Yield	$226,482	(a)	$154,808		$185,412	$566,702
Strategic Income	254,322	(a)	172,109		149,735	576,166
Emerging Markets Equity	155,581		144,942		173,169	473,692
International Equities(b)	—		—		—	—
Emerging Markets Debt	105,658	(c)	73,719		84,709	264,086
Global Sustainable Equity	141,304		128,621		151,155	421,080
International Small Cap	N/A		160,480	(d)	187,748	348,228

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.
(c)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.
(d)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017.

During the year ended October 31, 2018, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2018, NFM earned $907,858 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing

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October 31, 2018

statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2018, the Funds’ aggregate portion of such costs amounted to $5,778.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

●	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)

●	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap Class A sales charges range from 0.00% to 5.75%, and Global High Yield, Strategic Income and Emerging Markets Debt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2018, the Funds imposed front-end sales charges of $191,775. From these fees, NFD retained a portion amounting to $28,297.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap. Applicable Class A CDSCs are 0.75% for Global High Yield, Strategic Income and Emerging Markets Debt. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2018, the Funds imposed CDSCs of $488. NFD retained all of the CDSCs imposed by the Funds..

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of each of the Funds.

152

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, the effective rates for administrative service fees were as follows:

Fund	Class A	Class C	Institutional Service
Global High Yield	0.02%	—%	0.12%
Strategic Income	0.02	0.05	—
Emerging Markets Equity	0.07	0.17	0.15
International Equities	0.11	0.11	0.10
Emerging Markets Debt	—	—	—
Global Sustainable Equity	0.13	0.16	0.08
International Small Cap	0.03	N/A	—

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not Applicable.

For the year ended October 31, 2018, each Fund’s total administrative servicing fees were as follows:

Fund	Amount
Global High Yield	$2,066
Strategic Income	293
Emerging Markets Equity	1,465
International Equities	112,570
Emerging Markets Debt	—
Global Sustainable Equity	65,274
International Small Cap	29

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2018, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Global High Yield	97.83%
Strategic Income	95.68
Emerging Markets Equity	0.01
International Equities	—
Emerging Markets Debt	99.92
Global Sustainable Equity	—
International Small Cap	99.97

Amounts designated as “—” are zero or have been rounded to zero.

4. Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition

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Notes to Financial Statements (Continued)

October 31, 2018

of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the year ended October 31, 2018, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2018, none of the Funds engaged in interfund lending.

5. Investment Transactions

For the year ended October 31, 2018, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Global High Yield	$139,321,126	$149,038,324
Strategic Income	197,597,539	113,909,175
Emerging Markets Equity	93,917,400	204,620,199
International Equities	337,450,174	377,679,156
Emerging Markets Debt	69,316,549	75,185,452
Global Sustainable Equity	19,152,353	24,303,678
International Small Cap	341,636,534	468,977,044
*	Includes purchases and sales of long-term U.S. Government securities, if any.

6. Portfolio Investment Risks

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

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Notes to Financial Statements (Continued)

October 31, 2018

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized

155

Notes to Financial Statements (Continued)

October 31, 2018

by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Continued)

October 31, 2018

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Bank Loans

The bank loans in which the Funds invest are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Funds, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (Continued)

October 31, 2018

8. New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended October 31, 2018.

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Notes to Financial Statements (Continued)

October 31, 2018

9. Other

As of October 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Global High Yield	89.69%	4	(a)
Strategic Income	56.58	3	(a)
Emerging Markets Equity	74.77	1
International Equities	42.09	2
Emerging Markets Debt	85.08	3	(a)
Global Sustainable Equity	47.98	1
International Small Cap	64.87	4	(a)

(a)	All or a portion of the accounts are the accounts of affiliated funds.

10. Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the year ended October 31, 2018, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
International Small Cap	$812

11. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global High Yield	$9,591,680	$3,794,917	$13,386,597	$—	$13,386,597
Strategic Income	4,104,512	440,316	4,544,828	—	4,544,828
Emerging Markets Equity	5,332,887	—	5,332,887	—	5,332,887
International Equities	11,258,644	—	11,258,644	—	11,258,644
Emerging Markets Debt	3,464,446	1,178,354	4,642,800	—	4,642,800
Global Sustainable Equity	187,087	—	187,087	—	187,087
International Small Cap	55,175,971	—	55,175,971	—	55,175,971

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

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Notes to Financial Statements (Continued)

October 31, 2018

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global High Yield	$11,258,666	$—	$11,258,666	$—	$11,258,666
Strategic Income	2,050,802	—	2,050,802	—	2,050,802
Emerging Markets Equity	2,354,467	—	2,354,467	—	2,354,467
International Equities	10,046,696	—	10,046,696	—	10,046,696
Emerging Markets Debt	8,847,210	—	8,847,210	—	8,847,210
Global Sustainable Equity	679,645	—	679,645	—	679,645
International Small Cap(a)	—	—	—	—	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
(a)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Global High Yield	$3,821,234	$150,782	$3,972,016	$—	$—	$(5,415,579)	$(1,443,563)
Strategic Income	841,648	—	841,648	—	(166,329)	(2,227,210)	(1,551,891)
Emerging Markets Equity	1,518,834	—	1,518,834	—	(7,220,058)	159,290	(5,541,934)
International Equities	10,436,212	—	10,436,212	—	(4,927,191)	9,411,972	14,920,993
Emerging Markets Debt	3,701,803	493,015	4,194,818	—	—	(6,956,548)	(2,761,730)
Global Sustainable Equity	419,214	4,958,026	5,377,240	—	—	5,107,716	10,484,956
International Small Cap	27,960,946	22,208,953	50,169,899	—	—	(29,306,041)	20,863,858

Amounts designated as “—” are zero or have rounded to zero.

*

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

160

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global High Yield	$133,914,886	$1,226,213	$(6,696,160)	$(5,469,947)
Strategic Income	110,321,627	3,592,716	(5,884,104)	(2,291,388)
Emerging Markets Equity	32,158,591	3,973,009	(3,813,225)	159,784
International Equities	377,588,054	40,504,548	(31,072,979)	9,431,569
Emerging Markets Debt	82,481,003	1,057,533	(7,716,407)	(6,658,874)
Global Sustainable Equity	47,006,751	8,735,194	(3,623,537)	5,111,657
International Small Cap	430,851,753	30,967,823	(60,265,957)	(29,298,134)

As of October 31, 2018, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Strategic Income	$(166,329)	Unlimited
Emerging Markets Equity	(7,220,058)	Unlimited
International Equities	(4,927,191)	Unlimited

During the year ended October 31, 2018, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Emerging Markets Equity	$13,273,276	$—

Amounts designated as “—” are zero or have rounded to zero.

12. Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

161

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of each of the funds listed in the table below (seven of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Nationwide Amundi Global High Yield Fund (1)	Nationwide Emerging Markets Debt Fund (1)
Nationwide Amundi Strategic Income Fund (1)	Nationwide Global Sustainable Equity Fund (1)
Nationwide Bailard Emerging Markets Equity Fund (1)	Nationwide International Small Cap Fund (2)
Nationwide Bailard International Equities Fund (1)

(1) Statement of operations for the year ended October 31, 2018 and statement of changes in net assets for the years ended October 31, 2018 and 2017

(2)  Statement of operations for the year ended October 31, 2018, and statement of changes in net assets for the year ended October 31, 2018 and the period December 30, 2016 (commencement of operations) through October 31, 2017.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

162

Report of Independent Registered Public Accounting Firm (Continued)

October 31, 2018

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

163

Supplemental Information

October 31, 2018 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended October 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Emerging Markets Equity	0.25%
International Equities	0.14%
Global Sustainable Equity	86.79%

The Fund designated the following amount, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Global High Yield	$3,794,917
Strategic Income	440,316
Emerging Markets Debt	1,178,354

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2018, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets Equity	$4,539,536	$1.2338
International Equities	15,955,969	0.3129
Emerging Markets Debt	5,587,994	0.6591
International Small Cap	10,651,086	0.2720

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2018, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets Equity	$481,837	$0.1311
International Equities	989,344	0.0194
Emerging Markets Debt	87,981	0.0104
International Small Cap	925,089	0.0236

164

Management Information

October 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

165

Management Information (Continued)

October 31, 2018

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

166

Management Information (Continued)

October 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

167

Management Information (Continued)

October 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

168

Management Information (Continued)

October 31, 2018

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

169

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the local market performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

170

Market Index Definitions (cont.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

171

Market Index Definitions (cont.)

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged, market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

172

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

173

Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are

174

Glossary (cont.)

supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

175

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Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2018

AR-INT  (12/18)

Annual Report

October 31, 2018

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, Nationwide Mutual Funds will no longer mail paper copies of your Fund’s annual and semiannual reports, unless you specifically request paper copies of those reports. Instead, Nationwide Mutual Funds will post the reports on the Funds’ website, nationwide.com/mutualfundprospectuses, and will mail you a notice of availability with the website link to access the reports.

If you already have elected to receive these reports electronically (known as eDelivery), you will not be affected by this change and you do not need to take any action. You may elect to receive reports and other fund documents via eDelivery by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling Shareholder Services at 800-848-0920.

Beginning on January 1, 2019, you may elect to receive all future reports in paper via U.S. mail free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account. If you invest directly in a Nationwide Mutual Fund, you can call Shareholder Services at 800-848-0920 to register your preference that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with Nationwide Mutual Funds.

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

Dear Investor,

The market kept rising throughout the third quarter of the Funds’ annual reporting period with the S&P 500® Index’s (S&P 500) rally to a new high before facing significant volatility in October. Historically, the market has tended to build upon these rebounds.

Small-capitalization earnings had been lagging heading into 2018, but they are now surging thanks in part to the U.S. corporate tax cut. Smaller firms tend to be more U.S.-focused and as a result, historically have faced higher effective tax rates on balance.

The most important macroeconomic indicator of all — the shape of the yield curve — is still pointing to continued healthy gains in stock prices. When the curve has been positively sloped, the S&P 500 has recorded a median increase of 11.4% over the following year.

Economic Review

During the annual reporting period ended October 31, 2018, equity returns moderated, as investors struggled to balance the strong fundamental backdrop with several gathering risks. Following a strong and stable environment through 2017, investors were more reactive to headlines, including rising rates, inflation, geopolitical tensions and trade disputes. Fixed-income returns were mostly negative, as increasing inflation concerns caused investors to adjust higher their expectation for Federal Reserve action. Domestic equities were higher, with the S&P 500 returning 7.35% for the reporting period. In contrast, the MSCI EAFE® Index (MSCI EAFE) registered -6.85% for the period, while the MSCI Emerging Markets® Index was even weaker, registering -12.52%.

Four distinctly different environments for domestic equities existed during the reporting period, with initial strength leading to a sharp and volatile correction in the spring. The summer saw a return to a stable move higher to record levels before another sharp move lower in October. Economic growth improved throughout the period, with the second and third quarters of 2018 representing only the second time since 2005 that real gross domestic product (GDP) growth topped 3.5% in consecutive quarters. Corporate profits accelerated, with the S&P 500 delivering 25% growth in each of the past three quarters. While economic and profit growth are expected to moderate, GDP is forecast to grow at 2.5% and earnings at 9% in calendar year 2019, providing a healthy backdrop for equities.

The Fed continued its steady path for a higher federal funds rate, moving to raise rates four times during the reporting period. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target four additional hikes throughout 2019. Interest rates moved steadily higher in the period, with the 10-year U.S. Treasury yield rising from 2.37% to 3.15%, reaching the highest level since 2011. The 2-year yield ended the period at 2.88%, the highest in 11 years.

The S&P 500 was strong in nine of the 12 months of the reporting period, including a six-month positive streak from April through September.

In the early stages of the reporting period, the S&P 500 continued the rally that began following the 2016 U.S. presidential election, returning 10% between November 2017 and January 2018 to finish at a record high. A combination of rising valuations and worries about inflation caused a sharp spike in volatility and pullback in markets. Steady improvement throughout the summer drove a return to record highs by August before fears on trade, U.S. mid-term elections and FOMC policy renewed the selloff in October.

Returns for the S&P 500 ranged from 5.7% in January 2018 (the best month since March 2016) to -6.9% in October 2018 (the worst month since September 2011). The best-performing sectors in the index were consumer discretionary, healthcare and technology, while materials, real estate and utilities lagged. Growth stocks outperformed value stocks for the reporting period, while large-cap indexes beat small-cap indexes.

1

Message to Investors (cont.)

U.S. economic activity remains relatively supportive for equity market returns

International stocks fell sharply for the reporting period, reversing a trend from the previous year, when developed and emerging indexes steadily outperformed the S&P 500. Investors grew cautious that the synchronized global growth story was cracking, with disappointing economic growth and the prospect for trade tariffs. A notable slowdown occurred in Europe, which struggled from a strong euro in 2017 and continued geopolitical tensions. Asia was weak as well, with China entering a bear market in reaction to tightening monetary policy and pending trade actions.

The performance of fixed-income markets was mostly lower for the reporting period, driven by rising interest rates across the yield curve. The 10-year Treasury yield rose by 0.78% during the period, while the 2-year yield gained 1.30%, resulting in a narrowing of the spreads between the two rates to 0.27%, the lowest spread since 2007. Credit spreads were modestly wider during the period.

Index	Annual Total Return (as of October 31, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.34%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-4.83%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	-3.39%
Bloomberg Barclays Municipal Bond	-0.51%
Bloomberg Barclays U.S. Aggregate Bond	-2.05%
Bloomberg Barclays U.S. Corporate High Yield	0.97%
MSCI EAFE®	-6.85%
MSCI Emerging Markets®	-12.52%
MSCI World ex USA	-6.76%
Russell 1000® Growth	10.71%
Russell 1000® Value	3.03%
Russell 2000®	1.85%
S&P 500®	7.35%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

2

Fund Commentary	Nationwide Bond Index Fund

For the annual period ended October 31, 2018, the Nationwide Bond Index Fund (Class R6) returned -2.38% versus -2.05% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Intermediate-Term Bond (consisting of 1,027 funds as of October 31, 2018), was -1.88% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. economy demonstrated strength throughout the fourth quarter of 2017. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that third quarter 2017 nominal gross domestic product (GDP) (not adjusted for inflation) surged 4.1% year-over-year, real GDP (adjusted for inflation) increased 2.3% year-over-year. On the policy front, investors balanced the normalization of accommodative monetary policy with expectations of expansionary fiscal policy. The Federal Open Market Committee’s (FOMC) decision to hike interest rates in December pushed shorter-dated U.S. Treasury yields higher in the quarter. In fiscal policy, President Trump signed into law the largest tax-overhaul plan since 1986 on December 22nd. Although the legislation is forecasted by the Joint Committee on Taxation to raise the federal deficit by $1.5 trillion over a 10-year window, U.S. 10-year Treasury yields remained relatively low throughout the quarter, ending the year at 2.4%, 5 basis points (bps) lower than at the start of 2017. These developments partly influenced the firming of the U.S. term structure, as the 2-year/10-year U.S. Treasury spread (a commonly used indicator of the market’s expectation of an upcoming recession or general downturn in growth) compressed to year-to-date lows of 51 bps at the quarter’s end, near levels not experienced since the Great Recession.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. As the quarter progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. However, the U.S. economy remained healthy in the first quarter. The unemployment rate remained at multi-decade lows and consumer confidence was high by historical standards. This supported the Federal Reserve’s decision to increase interest rates in March and to revise its rate hike expectations higher for 2019. The combination of increased interest rate expectations, a strong economic backdrop, and technical issues regarding the deficit drove selling in U.S. Treasurys. The 10-year U.S. Treasury yield increased by 0.33% in the quarter to 2.75%. Additionally, the health of the U.S. economy was apparent in strong corporate earnings results from the fourth quarter of 2017 that were released throughout the first quarter of 2018.

In the second quarter of 2018, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic information throughout the quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure (PCE) hit the Federal Reserve’s (Fed) target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled two additional hikes this year. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Fed’s Comprehensive Capital Analysis and Review bank stress tests, and global protectionism.

The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate to 2% to 2 1/4%. Additionally, the FOMC removed its description of monetary policy as “accommodative.” The increase in benchmark rates and positive interpretation of growth, coupled with high levels of U.S. government debt issuance, pushed the yield on the 10-year U.S. Treasury up 20 bps from the start of the quarter to 3.06% at the quarter’s end.

3

Fund Commentary (cont.)	Nationwide Bond Index Fund

U.S. Bond markets, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index declined -2.05% for the reporting period 11/1/17. From a sector perspective, all sectors returned negative results, most notably Financials (-0.19%) and Healthcare (-0.10%).

The Fund did not use derivatives for the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds, which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Bond Index Fund

Asset Allocation†

U.S. Treasury Obligations	37.2%
Mortgage-Backed Securities	28.0%
Corporate Bonds	25.9%
Commercial Mortgage-Backed Securities	2.4%
Foreign Government Securities	1.5%
U.S. Government Agency Securities	1.4%
Supranational	1.4%
Municipal Bonds	0.8%
Asset-Backed Securities	0.5%
Repurchase Agreement††	0.0%
Short-Term Investment††	0.0%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries†††

Banks	4.6%
Oil, Gas & Consumable Fuels	2.5%
Capital Markets	1.5%
Electric Utilities	1.3%
Diversified Telecommunication Services	1.0%
Health Care Providers & Services	1.0%
Insurance	0.9%
Consumer Finance	0.9%
Pharmaceuticals	0.9%
Beverages	0.8%
Other Industries*	84.6%
100.0%

Top Holdings†††

U.S. Treasury Notes, 1.75%, 12/31/2020	1.0%
U.S. Treasury Notes, 1.75%, 2/28/2022	0.9%
U.S. Treasury Bonds, 3.00%, 11/15/2044	0.9%
U.S. Treasury Notes, 2.25%, 11/15/2027	0.9%
U.S. Treasury Notes, 2.88%, 10/15/2021	0.9%
U.S. Treasury Notes, 2.25%, 2/15/2021	0.8%
U.S. Treasury Notes, 1.38%, 3/31/2020	0.7%
U.S. Treasury Notes, 1.75%, 10/31/2020	0.7%
U.S. Treasury Notes, 2.13%, 12/31/2022	0.7%
U.S. Treasury Notes, 2.25%, 2/15/2027	0.7%
Other Holdings*	91.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

5

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(2.68)%	1.20%	3.23%
	w/SC2	(4.83)%	0.74%	2.62%
Class C	w/o SC1	(3.43)%	0.49%	2.56%
	w/SC3	(4.38)%	N/A	N/A
Class R6[4,5]		(2.38)%	1.59%	3.64%
Institutional Service Class[4]		(2.59)%	N/A	0.21%	[6]*
Bloomberg Barclays U.S. Aggregate Bond Index		(2.05)%	1.83%	3.94%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]

Effective October 29, 2013, a 2.25% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Prior to February 28, 2011, a 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[6]	Since inception date of December 6, 2016.

Expense Ratios

Expense Ratio^
Class A	0.67%
Class C	1.34%
Class R	1.01%
Class R6	0.26%
Institutional Service Class	0.51%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	Nationwide Bond Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Bond Index Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	994.80	3.32	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.88	3.36	0.66
Class C Shares	Actual	(a)	1,000.00	991.30	6.78	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Class R6 Shares	Actual	(a)	1,000.00	996.80	1.26	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.95	1.28	0.25
Institutional Service Class Shares	Actual	(a)	1,000.00	995.30	2.82	0.56
	Hypothetical	(a)(b)	1,000.00	1,022.38	2.85	0.56

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2018

Nationwide Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Value

Airlines 0.1%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$166,600	$170,208
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	200,622	203,617

		373,825

Credit Card 0.4%
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/2024	625,000	598,775
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/2021	1,500,000	1,479,557
Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,000,000	983,059

		3,061,391

Total Asset-Backed Securities (cost $3,474,698)		3,435,216

Commercial Mortgage-Backed Securities 2.4%
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 2/15/2050	450,000	438,936
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.57%, 6/15/2050	850,000	823,366
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/2046	650,000	663,180
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500,000	496,275
COMM Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/2046	300,000	306,116
Series 2014-CR16, Class A4, 4.05%, 4/10/2047	750,000	761,152
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K003, Class A5, 5.09%, 3/25/2019	100,000	100,264
Series K713, Class A2, 2.31%, 3/25/2020	489,406	484,995
Series K020, Class A2, 2.37%, 5/25/2022	600,000	583,865
Series K026, Class A2, 2.51%, 11/25/2022	200,000	194,266
Series K031, Class A2, 3.30%, 4/25/2023 (a)	100,000	99,656
Series K033, Class A2, 3.06%, 7/25/2023 (a)	100,000	98,680
Series K038, Class A1, 2.60%, 10/25/2023	130,998	128,916
Series K037, Class A2, 3.49%, 1/25/2024	200,000	201,064
Series K038, Class A2, 3.39%, 3/25/2024	800,000	800,169
Series K066, Class A2, 3.12%, 6/25/2027	750,000	718,330

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (a)	$131,528	$129,664
Series 2014-M2, Class ASV2, 2.78%, 6/25/2021 (a)	305,825	302,437
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 5/10/2050	750,000	729,850
GS Mortgage Securities Trust, Series 2015-GC28, Class A2, 2.90%, 2/10/2048	1,000,000	996,694
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/2046	448,930	456,203
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 9/15/2050	750,000	717,796
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A4, 2.92%, 2/15/2046	1,300,000	1,267,516
Series 2013-C10, Class ASB, 3.91%, 7/15/2046 (a)	1,268,847	1,282,688
Series 2013-C10, Class A5, 4.08%, 7/15/2046 (a)	250,000	255,356
Series 2014-C17, Class A5, 3.74%, 8/15/2047	1,500,000	1,498,164
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class A4, 3.59%, 3/15/2049	900,000	881,160
Series 2017-H1, Class A5, 3.53%, 6/15/2050	750,000	723,062
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.79%, 9/15/2048	1,700,000	1,686,645
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class A4, 3.04%, 3/15/2045	500,000	489,462
Series 2012-C7, Class A2, 3.43%, 6/15/2045	300,000	298,426

Total Commercial Mortgage-Backed Securities (cost $19,530,277)		18,614,353

Corporate Bonds 25.9%
Aerospace & Defense 0.5%
Boeing Co. (The),
4.88%, 2/15/2020	200,000	204,846
3.30%, 3/1/2035	65,000	57,926
General Dynamics Corp.,
3.88%, 7/15/2021	150,000	151,821
Harris Corp.,
3.83%, 4/27/2025	250,000	243,396
4.85%, 4/27/2035	55,000	55,830
L3 Technologies, Inc.,
4.95%, 2/15/2021	250,000	256,346
Lockheed Martin Corp.,
3.55%, 1/15/2026	500,000	488,108
3.60%, 3/1/2035	55,000	49,640
4.07%, 12/15/2042	191,000	178,098

9

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace & Defense (continued)
Northrop Grumman Corp.,
4.75%, 6/1/2043	$250,000	$249,398
Raytheon Co.,
3.13%, 10/15/2020	250,000	249,894
3.15%, 12/15/2024	75,000	72,990
Rockwell Collins, Inc.,
3.50%, 3/15/2027	500,000	469,892
Textron, Inc.,
4.30%, 3/1/2024	250,000	251,423
United Technologies Corp.,
3.65%, 8/16/2023	200,000	198,127
6.13%, 7/15/2038	150,000	170,707
4.50%, 6/1/2042	250,000	236,743
4.05%, 5/4/2047	100,000	87,561

		3,672,746

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026	45,000	42,467
3.30%, 3/15/2027	70,000	65,301
3.88%, 8/1/2042	50,000	42,223
4.55%, 4/1/2046	250,000	230,463
United Parcel Service of America, Inc.,
8.38%, 4/1/2020	82,000	87,822
United Parcel Service, Inc.,
6.20%, 1/15/2038	205,000	248,176

		716,452

Auto Components 0.0%†
Aptiv Corp.,
4.15%, 3/15/2024	150,000	148,790
BorgWarner, Inc.,
3.38%, 3/15/2025	70,000	67,042

		215,832

Automobiles 0.1%
Ford Motor Co.,
7.45%, 7/16/2031	250,000	263,108
General Motors Co.,
4.20%, 10/1/2027	250,000	228,239
5.20%, 4/1/2045	250,000	216,464
Toyota Motor Corp.,
3.42%, 7/20/2023	200,000	198,623

		906,434

Banks 4.6%
Banco Santander SA,
4.25%, 4/11/2027	200,000	185,848
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (b)	250,000	245,033
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (b)	500,000	488,582
(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (b)	500,000	481,303
4.10%, 7/24/2023	250,000	251,878
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	271,000	260,756
3.88%, 8/1/2025	250,000	245,972

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
4.45%, 3/3/2026	$55,000	$54,401
3.50%, 4/19/2026	145,000	137,926
4.25%, 10/22/2026	145,000	140,942
3.25%, 10/21/2027	250,000	229,614
Series L, 4.18%, 11/25/2027	500,000	480,028
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (b)	281,000	258,942
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (b)	250,000	240,326
5.88%, 2/7/2042	250,000	285,216
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (b)	250,000	238,105
Bank of Montreal,
Series D, 3.10%, 4/13/2021	100,000	99,366
Bank of Nova Scotia (The),
2.15%, 7/14/2020	600,000	589,294
2.70%, 3/7/2022	100,000	97,323
Barclays Bank plc,
5.14%, 10/14/2020	250,000	255,604
Barclays plc,
2.75%, 11/8/2019	500,000	496,511
3.65%, 3/16/2025	200,000	186,023
4.34%, 1/10/2028	250,000	232,435
(ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (b)	250,000	242,616
BB&T Corp.,
2.45%, 1/15/2020	300,000	297,327
2.75%, 4/1/2022	250,000	243,412
2.85%, 10/26/2024	250,000	236,465
BNP Paribas SA,
4.25%, 10/15/2024	250,000	246,452
Citigroup, Inc.,
2.45%, 1/10/2020	250,000	247,694
2.65%, 10/26/2020	250,000	246,210
3.88%, 10/25/2023	100,000	99,663
3.75%, 6/16/2024	300,000	295,247
3.30%, 4/27/2025	155,000	147,152
5.50%, 9/13/2025	250,000	262,151
3.70%, 1/12/2026	250,000	239,054
4.60%, 3/9/2026	105,000	104,186
3.40%, 5/1/2026	200,000	187,717
4.30%, 11/20/2026	200,000	194,178
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (b)	350,000	334,702
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	500,000	468,653
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (b)	250,000	231,616
6.63%, 6/15/2032	182,000	211,469
4.65%, 7/23/2048	250,000	241,428
Commonwealth Bank of Australia,
2.30%, 3/12/2020	250,000	246,976
Compass Bank,
3.88%, 4/10/2025	250,000	237,368
Cooperatieve Rabobank UA,
5.25%, 5/24/2041	125,000	135,944
5.75%, 12/1/2043	250,000	272,312
Credit Suisse Group Funding Guernsey Ltd.,
3.13%, 12/10/2020	250,000	247,177

10

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
3.80%, 9/15/2022	$250,000	$247,333
4.55%, 4/17/2026	250,000	247,946
Discover Bank,
7.00%, 4/15/2020	300,000	313,393
4.20%, 8/8/2023	250,000	249,371
Fifth Third Bancorp,
2.88%, 7/27/2020	250,000	247,748
3.50%, 3/15/2022	300,000	297,473
3.95%, 3/14/2028	250,000	243,094
HSBC Bank USA NA,
5.88%, 11/1/2034	498,000	554,982
HSBC Holdings plc,
3.60%, 5/25/2023	200,000	196,991
4.25%, 3/14/2024	250,000	246,613
4.30%, 3/8/2026	200,000	196,917
3.90%, 5/25/2026	250,000	240,196
5.25%, 3/14/2044	250,000	250,116
Huntington Bancshares, Inc.,
3.15%, 3/14/2021	250,000	247,162
Industrial & Commercial Bank of China Ltd.,
3.23%, 11/13/2019	250,000	249,355
JPMorgan Chase & Co.,
2.25%, 1/23/2020	500,000	494,113
2.75%, 6/23/2020	250,000	247,542
2.55%, 3/1/2021	250,000	245,057
3.38%, 5/1/2023	250,000	243,758
3.63%, 5/13/2024	350,000	344,599
3.13%, 1/23/2025	250,000	237,021
3.30%, 4/1/2026	250,000	236,096
4.13%, 12/15/2026	250,000	244,903
(ICE LIBOR USD 3 Month + 1.36%), 3.88%, 7/24/2038 (b)	500,000	452,421
5.60%, 7/15/2041	200,000	220,898
4.85%, 2/1/2044	250,000	252,016
(ICE LIBOR USD 3 Month + 1.58%), 4.26%, 2/22/2048 (b)	250,000	230,208
KeyBank NA,
2.50%, 12/15/2019	250,000	248,269
KeyCorp,
5.10%, 3/24/2021	150,000	155,255
Korea Development Bank (The),
4.63%, 11/16/2021	200,000	206,030
Kreditanstalt fuer Wiederaufbau,
1.63%, 5/29/2020	405,000	396,665
2.75%, 9/8/2020	300,000	298,638
2.13%, 3/7/2022	2,000,000	1,936,804
2.88%, 4/3/2028	200,000	193,597
Landwirtschaftliche Rentenbank,
Series 36, 2.00%, 12/6/2021	500,000	483,800
Lloyds Banking Group plc,
4.50%, 11/4/2024	250,000	244,275
4.65%, 3/24/2026	250,000	241,943
4.34%, 1/9/2048	250,000	207,767
Manufacturers & Traders Trust Co.,
2.10%, 2/6/2020	500,000	493,439
Mitsubishi UFJ Financial Group, Inc.,
3.76%, 7/26/2023	200,000	198,961
3.85%, 3/1/2026	250,000	244,290

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Mizuho Financial Group, Inc.,
3.17%, 9/11/2027	$250,000	$230,513
MUFG Americas Holdings Corp.,
3.00%, 2/10/2025	250,000	236,330
National Australia Bank Ltd.,
3.38%, 1/14/2026	250,000	238,004
PNC Bank NA,
2.95%, 1/30/2023	350,000	337,693
3.30%, 10/30/2024	250,000	242,806
PNC Financial Services Group, Inc. (The),
5.13%, 2/8/2020	400,000	409,224
Royal Bank of Canada,
2.15%, 3/6/2020	250,000	246,866
2.50%, 1/19/2021	250,000	245,402
Royal Bank of Scotland Group plc,
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (b)	200,000	192,360
4.80%, 4/5/2026	250,000	246,442
Santander Holdings USA, Inc.,
2.65%, 4/17/2020	150,000	148,131
4.40%, 7/13/2027	200,000	186,659
Santander UK Group Holdings plc,
2.88%, 10/16/2020	105,000	103,463
Santander UK plc,
2.38%, 3/16/2020	250,000	246,911
2.50%, 1/5/2021	500,000	488,600
Sumitomo Mitsui Banking Corp.,
2.45%, 1/16/2020	250,000	247,522
Sumitomo Mitsui Financial Group, Inc.,
2.78%, 7/12/2022	750,000	724,961
3.78%, 3/9/2026	500,000	486,878
SunTrust Bank,
2.45%, 8/1/2022	500,000	478,873
Toronto-Dominion Bank (The),
1.80%, 7/13/2021	750,000	720,309
US Bancorp,
4.13%, 5/24/2021	100,000	101,779
Series X, 3.15%, 4/27/2027	250,000	235,646
Wells Fargo & Co.,
Series N, 2.15%, 1/30/2020	500,000	493,503
3.00%, 1/22/2021	500,000	494,320
2.50%, 3/4/2021	240,000	233,891
2.63%, 7/22/2022	250,000	239,910
3.00%, 2/19/2025	260,000	243,338
3.00%, 4/22/2026	250,000	230,383
4.30%, 7/22/2027	200,000	196,375
5.38%, 2/7/2035	118,000	127,336
5.61%, 1/15/2044	333,000	354,515
3.90%, 5/1/2045	150,000	134,817
4.90%, 11/17/2045	250,000	242,507
4.40%, 6/14/2046	100,000	90,583
Westpac Banking Corp.,
2.10%, 5/13/2021	100,000	96,489
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031(b)	250,000	238,011

		35,337,002

Beverages 0.8%
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021	600,000	588,216
3.65%, 2/1/2026	500,000	475,609
4.70%, 2/1/2036	350,000	333,324

11

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Beverages (continued)
4.90%, 2/1/2046	$465,000	$438,026
Anheuser-Busch InBev Worldwide, Inc.,
2.50%, 7/15/2022	250,000	238,687
3.50%, 1/12/2024	100,000	97,432
4.00%, 4/13/2028	100,000	96,107
4.38%, 4/15/2038	100,000	90,898
4.60%, 4/15/2048	150,000	134,924
4.44%, 10/6/2048	130,000	114,341
4.75%, 4/15/2058	150,000	133,822
Coca-Cola Co. (The),
3.15%, 11/15/2020	200,000	200,340
3.20%, 11/1/2023	400,000	395,313
2.90%, 5/25/2027	100,000	93,504
Constellation Brands, Inc.,
3.50%, 5/9/2027	400,000	369,209
Diageo Investment Corp.,
2.88%, 5/11/2022	500,000	489,778
Keurig Dr Pepper, Inc.,
3.20%, 11/15/2021	250,000	245,712
5.09%, 5/25/2048 (c)	250,000	239,373
Molson Coors Brewing Co.,
3.50%, 5/1/2022	250,000	247,038
3.00%, 7/15/2026	95,000	84,507
PepsiCo, Inc.,
1.85%, 4/30/2020	250,000	245,549
3.13%, 11/1/2020	200,000	199,950
3.60%, 3/1/2024	250,000	249,967
2.85%, 2/24/2026	175,000	163,758
3.45%, 10/6/2046	250,000	213,675

		6,179,059

Biotechnology 0.5%
AbbVie, Inc.,
2.90%, 11/6/2022	500,000	484,005
3.20%, 5/14/2026	185,000	169,317
4.50%, 5/14/2035	135,000	124,509
4.30%, 5/14/2036	250,000	223,467
4.40%, 11/6/2042	75,000	65,881
Amgen, Inc.,
3.45%, 10/1/2020	200,000	200,448
4.56%, 6/15/2048	337,000	308,878
4.66%, 6/15/2051	279,000	258,323
Baxalta, Inc.,
4.00%, 6/23/2025	30,000	29,241
Biogen, Inc.,
3.63%, 9/15/2022	500,000	498,938
4.05%, 9/15/2025	95,000	94,190
Celgene Corp.,
3.25%, 8/15/2022	200,000	195,617
4.63%, 5/15/2044	150,000	134,625
5.00%, 8/15/2045	250,000	233,770
Gilead Sciences, Inc.,
4.50%, 4/1/2021	100,000	102,321
3.70%, 4/1/2024	150,000	148,489
3.50%, 2/1/2025	145,000	140,790
3.65%, 3/1/2026	75,000	72,629
4.50%, 2/1/2045	250,000	233,935
4.75%, 3/1/2046	150,000	145,017

		3,864,390

Corporate Bonds (continued)

	Principal Amount	Value

Building Products 0.1%
Johnson Controls International plc,
4.25%, 3/1/2021	$100,000	$101,376
3.90%, 2/14/2026	125,000	121,347
4.50%, 2/15/2047	100,000	91,846
Masco Corp.,
3.50%, 11/15/2027	100,000	90,698
Owens Corning,
4.30%, 7/15/2047	150,000	114,987

		520,254

Capital Markets 1.5%
Ameriprise Financial, Inc.,
5.30%, 3/15/2020	100,000	102,777
4.00%, 10/15/2023	250,000	252,276
Bank of New York Mellon Corp. (The),
2.60%, 8/17/2020	200,000	197,839
2.95%, 1/29/2023	100,000	97,240
Series G, 3.00%, 2/24/2025	105,000	99,610
3.30%, 8/23/2029	250,000	231,119
Brookfield Finance, Inc.,
4.25%, 6/2/2026	250,000	243,934
CME Group, Inc.,
3.00%, 3/15/2025	250,000	238,643
Credit Suisse USA, Inc.,
7.13%, 7/15/2032	195,000	244,533
Deutsche Bank AG,
4.10%, 1/13/2026	250,000	234,299
Franklin Resources, Inc.,
2.80%, 9/15/2022	250,000	242,265
Goldman Sachs Group, Inc. (The),
Series D, 6.00%, 6/15/2020	500,000	519,937
2.63%, 4/25/2021	500,000	488,935
5.75%, 1/24/2022	250,000	264,170
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (b)	500,000	480,853
4.00%, 3/3/2024	250,000	248,331
3.75%, 2/25/2026	315,000	302,184
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	200,000	193,915
6.75%, 10/1/2037	450,000	525,272
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	250,000	222,774
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (b)	250,000	234,606
6.25%, 2/1/2041	250,000	290,211
Intercontinental Exchange, Inc.,
3.45%, 9/21/2023	100,000	99,257
3.75%, 12/1/2025	80,000	79,072
Jefferies Group LLC,
6.88%, 4/15/2021	250,000	266,987
4.15%, 1/23/2030	100,000	87,352
Moody’s Corp.,
4.50%, 9/1/2022	100,000	102,489
Morgan Stanley,
2.65%, 1/27/2020	500,000	496,358
2.80%, 6/16/2020	230,000	227,949
5.50%, 7/28/2021	150,000	157,117
4.10%, 5/22/2023	350,000	349,382
4.00%, 7/23/2025	155,000	152,188
3.88%, 1/27/2026	250,000	241,712

12

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
3.13%, 7/27/2026	$250,000	$228,952
4.35%, 9/8/2026	250,000	243,462
3.63%, 1/20/2027	250,000	236,204
3.95%, 4/23/2027	250,000	236,190
7.25%, 4/1/2032	226,000	285,708
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (b)	250,000	239,060
Northern Trust Corp.,
3.38%, 8/23/2021	50,000	50,090
3.65%, 8/3/2028	50,000	49,086
S&P Global, Inc.,
4.40%, 2/15/2026	250,000	254,658
State Street Corp.,
4.38%, 3/7/2021	300,000	306,873
3.30%, 12/16/2024	155,000	150,430
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	250,000	244,307
3.63%, 4/1/2025	250,000	243,170
Thomson Reuters Corp.,
3.85%, 9/29/2024	77,000	74,499
3.35%, 5/15/2026	140,000	128,415
UBS AG,
2.35%, 3/26/2020	250,000	246,794

		11,433,484

Chemicals 0.4%
Dow Chemical Co. (The),
4.13%, 11/15/2021	150,000	152,267
3.50%, 10/1/2024	250,000	242,474
4.25%, 10/1/2034	100,000	91,310
4.38%, 11/15/2042	150,000	132,270
Eastman Chemical Co.,
3.60%, 8/15/2022	250,000	248,355
Ecolab, Inc.,
2.25%, 1/12/2020	135,000	133,570
4.35%, 12/8/2021	81,000	83,052
3.25%, 1/14/2023	250,000	246,058
EI du Pont de Nemours & Co.,
4.90%, 1/15/2041	100,000	99,640
Lubrizol Corp. (The),
6.50%, 10/1/2034	103,000	127,689
LyondellBasell Industries NV,
6.00%, 11/15/2021	400,000	421,796
4.63%, 2/26/2055	100,000	84,071
Mosaic Co. (The),
5.45%, 11/15/2033	150,000	153,757
Nutrien Ltd.,
3.15%, 10/1/2022	50,000	48,427
5.88%, 12/1/2036	125,000	133,749
6.13%, 1/15/2041	100,000	107,018
Praxair, Inc.,
4.05%, 3/15/2021	150,000	153,003
3.20%, 1/30/2026	250,000	240,100
Sherwin-Williams Co. (The),
4.50%, 6/1/2047	150,000	134,651

		3,033,257

Corporate Bonds (continued)

	Principal Amount	Value

Commercial Services & Supplies 0.1%
Catholic Health Initiatives,
4.35%, 11/1/2042	$50,000	$43,929
Republic Services, Inc.,
5.25%, 11/15/2021	350,000	367,421
3.20%, 3/15/2025	100,000	95,797
Waste Management, Inc.,
3.90%, 3/1/2035	90,000	84,770

		591,917

Communications Equipment 0.1%
Cisco Systems, Inc.,
2.50%, 9/20/2026	250,000	227,845
5.50%, 1/15/2040	250,000	288,482
Motorola Solutions, Inc.,
4.00%, 9/1/2024	150,000	145,936
7.50%, 5/15/2025	144,000	162,320

		824,583

Construction Materials 0.0%†
Vulcan Materials Co.,
3.90%, 4/1/2027	100,000	93,362

Consumer Finance 0.9%
AerCap Ireland Capital DAC,
4.25%, 7/1/2020	600,000	603,733
3.65%, 7/21/2027	250,000	224,308
American Express Co.,
2.50%, 8/1/2022	1,000,000	957,599
3.63%, 12/5/2024	150,000	146,394
American Honda Finance Corp.,
3.45%, 7/14/2023	100,000	99,390
Capital One Financial Corp.,
2.50%, 5/12/2020	500,000	492,925
3.75%, 4/24/2024	100,000	97,356
3.30%, 10/30/2024	100,000	94,331
3.75%, 3/9/2027	250,000	231,384
Caterpillar Financial Services Corp.,
2.75%, 8/20/2021	500,000	491,650
Ford Motor Credit Co. LLC,
2.43%, 6/12/2020	500,000	487,593
3.34%, 3/18/2021	250,000	244,179
5.88%, 8/2/2021	250,000	258,769
3.66%, 9/8/2024	250,000	227,306
General Motors Financial Co., Inc.,
3.15%, 1/15/2020	391,000	389,070
4.38%, 9/25/2021	100,000	100,888
5.25%, 3/1/2026	350,000	348,956
4.00%, 10/6/2026	250,000	228,610
HSBC USA, Inc.,
2.38%, 11/13/2019	350,000	347,350
2.75%, 8/7/2020	250,000	247,749
John Deere Capital Corp.,
2.65%, 1/6/2022	140,000	136,809
2.70%, 1/6/2023	200,000	193,603
Synchrony Financial,
4.50%, 7/23/2025	190,000	180,082
Toyota Motor Credit Corp.,
2.95%, 4/13/2021	200,000	198,693

		7,028,727

13

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Containers & Packaging 0.0%†
International Paper Co.,
4.80%, 6/15/2044	$250,000	$228,413

Diversified Consumer Services 0.1%
Massachusetts Institute of Technology,
4.68%, 7/1/2114	200,000	205,365
Northwestern University,
Series 2017, 3.66%, 12/1/2057	12,000	10,921
President & Fellows of Harvard College,
3.15%, 7/15/2046	50,000	42,444
3.30%, 7/15/2056	100,000	82,155
Princeton University,
5.70%, 3/1/2039	200,000	242,150
University of Notre Dame du Lac,
Series 2017, 3.39%, 2/15/2048	30,000	26,757

		609,792

Diversified Financial Services 0.3%
AXA Equitable Holdings, Inc.,
5.00%, 4/20/2048 (c)	150,000	133,678
AXA Financial, Inc.,
7.00%, 4/1/2028	92,000	102,866
Bank One Corp.,
8.00%, 4/29/2027	202,000	248,613
Berkshire Hathaway, Inc.,
2.75%, 3/15/2023	200,000	194,125
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	206,000	199,865
4.42%, 11/15/2035	582,000	512,060
National Rural Utilities Cooperative Finance Corp.,
3.40%, 2/7/2028	50,000	47,906
8.00%, 3/1/2032	61,000	82,782
Shell International Finance BV,
4.13%, 5/11/2035	150,000	146,014
6.38%, 12/15/2038	250,000	315,355
4.00%, 5/10/2046	150,000	138,451
3.75%, 9/12/2046	150,000	133,300
Voya Financial, Inc.,
3.65%, 6/15/2026	100,000	94,592

		2,349,607

Diversified Telecommunication Services 1.0%
AT&T, Inc.,
2.45%, 6/30/2020	500,000	492,339
3.80%, 3/15/2022	500,000	499,350
3.95%, 1/15/2025	350,000	339,609
4.13%, 2/17/2026	250,000	242,111
4.25%, 3/1/2027	250,000	242,441
4.50%, 5/15/2035	310,000	279,683
5.25%, 3/1/2037	250,000	238,708
5.35%, 9/1/2040	175,000	166,874
4.30%, 12/15/2042	267,000	219,070
4.80%, 6/15/2044	150,000	131,676
4.75%, 5/15/2046	250,000	215,877
4.50%, 3/9/2048	160,000	132,996
4.55%, 3/9/2049	100,000	82,939
5.15%, 2/15/2050 (c)	250,000	224,360

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
British Telecommunications plc,
9.63%, 12/15/2030 (d)	$191,000	$265,969
Deutsche Telekom International Finance BV,
8.75%, 6/15/2030 (d)	106,000	140,821
Orange SA,
1.63%, 11/3/2019	150,000	147,636
9.00%, 3/1/2031 (d)	133,000	182,956
5.50%, 2/6/2044	100,000	108,728
Telefonica Emisiones SAU,
5.46%, 2/16/2021	150,000	155,780
4.57%, 4/27/2023	200,000	204,342
4.10%, 3/8/2027	350,000	332,854
4.90%, 3/6/2048	150,000	133,558
Verizon Communications, Inc.,
3.50%, 11/1/2024	400,000	391,162
4.13%, 3/16/2027	250,000	247,428
4.33%, 9/21/2028	254,000	251,286
4.40%, 11/1/2034	300,000	282,805
4.81%, 3/15/2039	269,000	260,360
3.85%, 11/1/2042	250,000	207,828
6.55%, 9/15/2043	500,000	576,176
4.52%, 9/15/2048	250,000	228,841
5.01%, 4/15/2049	95,000	92,454
5.01%, 8/21/2054	150,000	143,488

		7,862,505

Electric Utilities 1.3%
Arizona Public Service Co.,
4.20%, 8/15/2048	50,000	47,551
CenterPoint Energy Houston Electric LLC,
3.95%, 3/1/2048	150,000	139,965
Cleveland Electric Illuminating Co. (The),
5.50%, 8/15/2024	200,000	216,120
Connecticut Light & Power Co. (The),
4.00%, 4/1/2048	100,000	94,730
DTE Electric Co.,
3.65%, 3/15/2024	250,000	248,824
3.70%, 3/15/2045	80,000	71,606
Duke Energy Corp.,
3.05%, 8/15/2022	200,000	195,457
3.75%, 4/15/2024	150,000	148,639
2.65%, 9/1/2026	500,000	447,327
3.75%, 9/1/2046	250,000	213,219
Duke Energy Florida LLC,
4.20%, 7/15/2048	50,000	47,992
Duke Energy Indiana LLC,
3.75%, 7/15/2020	100,000	100,928
3.75%, 5/15/2046	250,000	221,209
Duke Energy Ohio, Inc.,
Series A, 5.40%, 6/15/2033	51,000	55,255
3.70%, 6/15/2046	100,000	87,791
Emera US Finance LP,
3.55%, 6/15/2026	250,000	231,716
Entergy Arkansas, Inc.,
3.50%, 4/1/2026	100,000	97,746
Entergy Corp.,
5.13%, 9/15/2020	300,000	306,412
4.00%, 7/15/2022	200,000	201,141

14

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Evergy, Inc.,
4.85%, 6/1/2021	$100,000	$102,061
Eversource Energy,
Series H, 3.15%, 1/15/2025	125,000	119,363
Exelon Corp.,
3.50%, 6/1/2022 (d)	250,000	243,811
5.63%, 6/15/2035	250,000	269,210
FirstEnergy Corp.,
Series B, 4.25%, 3/15/2023	500,000	505,802
Florida Power & Light Co.,
5.65%, 2/1/2037	200,000	230,592
4.05%, 10/1/2044	100,000	95,875
Georgia Power Co.,
4.30%, 3/15/2042	100,000	91,375
Hydro-Quebec,
Series HY, 8.40%, 1/15/2022	153,000	174,360
Series GF, 8.88%, 3/1/2026	109,000	143,781
Iberdrola International BV,
5.81%, 3/15/2025	82,000	89,097
Kansas City Power & Light Co.,
3.65%, 8/15/2025	100,000	97,944
MidAmerican Energy Co.,
5.80%, 10/15/2036	200,000	233,649
Nevada Power Co.,
5.45%, 5/15/2041	100,000	109,611
Northern States Power Co.,
4.00%, 8/15/2045	85,000	80,828
Ohio Power Co.,
4.15%, 4/1/2048	250,000	241,085
Oncor Electric Delivery Co. LLC,
5.30%, 6/1/2042	150,000	167,238
Pacific Gas & Electric Co.,
3.25%, 6/15/2023	250,000	238,465
2.95%, 3/1/2026	250,000	221,834
5.80%, 3/1/2037	150,000	157,329
6.25%, 3/1/2039	100,000	107,594
4.00%, 12/1/2046	100,000	81,300
PacifiCorp,
5.25%, 6/15/2035	123,000	135,184
PPL Capital Funding, Inc.,
5.00%, 3/15/2044	250,000	251,591
Progress Energy, Inc.,
7.75%, 3/1/2031	164,000	212,288
Public Service Co. of Colorado,
3.60%, 9/15/2042	100,000	89,296
Public Service Electric & Gas Co.,
3.95%, 5/1/2042	200,000	187,736
South Carolina Electric & Gas Co.,
6.05%, 1/15/2038	200,000	223,226
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	250,000	240,252
6.00%, 1/15/2034	123,000	141,025
4.00%, 4/1/2047	250,000	227,904
Southern Co. (The),
2.75%, 6/15/2020	300,000	296,734
3.25%, 7/1/2026	210,000	194,957
4.40%, 7/1/2046	250,000	229,701
Virginia Electric & Power Co.,
Series B, 4.20%, 5/15/2045	120,000	113,526

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	$250,000	$247,387
5.63%, 5/15/2033	41,000	46,377
Xcel Energy, Inc.,
6.50%, 7/1/2036	123,000	151,985

		9,965,001

Electrical Equipment 0.1%
ABB Finance USA, Inc.,
4.38%, 5/8/2042	100,000	97,866
Eaton Corp.,
2.75%, 11/2/2022	250,000	241,380
4.00%, 11/2/2032	150,000	145,127

		484,373

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc.,
4.50%, 3/1/2023	100,000	100,981
Avnet, Inc.,
5.88%, 6/15/2020	250,000	258,720
Corning, Inc.,
2.90%, 5/15/2022	365,000	355,823
Tyco Electronics Group SA,
3.50%, 2/3/2022	150,000	149,660

		865,184

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.20%, 8/15/2021	250,000	247,735
3.34%, 12/15/2027	145,000	132,445
Halliburton Co.,
3.80%, 11/15/2025	400,000	389,121
6.70%, 9/15/2038	250,000	297,342
National Oilwell Varco, Inc.,
3.95%, 12/1/2042	100,000	81,709

		1,148,352

Entertainment 0.3%
21st Century Fox America, Inc.,
3.70%, 9/15/2024	100,000	98,782
3.70%, 10/15/2025	100,000	98,593
7.28%, 6/30/2028	53,000	64,328
6.55%, 3/15/2033	450,000	547,166
NBCUniversal Media LLC,
5.15%, 4/30/2020	250,000	256,807
5.95%, 4/1/2041	100,000	111,495
Viacom, Inc.,
4.38%, 3/15/2043	200,000	163,672
Walt Disney Co. (The),
3.00%, 2/13/2026	50,000	47,571
3.70%, 12/1/2042	100,000	88,656
3.00%, 7/30/2046	60,000	47,423
Warner Media LLC,
2.95%, 7/15/2026	250,000	221,207
3.80%, 2/15/2027	400,000	374,797
4.65%, 6/1/2044	150,000	129,214

		2,249,711

15

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) 0.6%
American Tower Corp.,
2.80%, 6/1/2020	$250,000	$247,280
5.05%, 9/1/2020	400,000	410,115
4.40%, 2/15/2026	25,000	24,768
AvalonBay Communities, Inc.,
3.45%, 6/1/2025	100,000	96,936
Boston Properties LP,
2.75%, 10/1/2026	500,000	448,158
Crown Castle International Corp.,
3.70%, 6/15/2026	280,000	264,465
Digital Realty Trust LP,
5.25%, 3/15/2021	250,000	258,435
Duke Realty LP,
3.88%, 10/15/2022	250,000	251,197
ERP Operating LP,
2.85%, 11/1/2026	500,000	458,987
GLP Capital LP,
5.38%, 11/1/2023	50,000	51,296
5.30%, 1/15/2029	50,000	49,125
HCP, Inc.,
3.40%, 2/1/2025	300,000	281,585
Hospitality Properties Trust,
4.38%, 2/15/2030	100,000	90,929
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023	100,000	97,245
Series E, 4.00%, 6/15/2025	190,000	182,619
Kimco Realty Corp.,
4.45%, 9/1/2047	250,000	223,439
Omega Healthcare Investors, Inc.,
4.50%, 4/1/2027	250,000	239,124
Realty Income Corp.,
4.65%, 8/1/2023	250,000	258,425
Simon Property Group LP,
4.75%, 3/15/2042	250,000	252,608
Ventas Realty LP,
4.25%, 3/1/2022	250,000	254,019
Welltower, Inc.,
5.25%, 1/15/2022	300,000	312,036
Weyerhaeuser Co.,
7.38%, 3/15/2032	100,000	122,701

		4,875,492

Food & Staples Retailing 0.3%
Costco Wholesale Corp.,
2.25%, 2/15/2022	85,000	82,181
2.75%, 5/18/2024	200,000	192,664
Kroger Co. (The),
4.00%, 2/1/2024	350,000	347,866
7.50%, 4/1/2031	178,000	213,044
Sysco Corp.,
3.75%, 10/1/2025	75,000	73,195
3.30%, 7/15/2026	130,000	121,699
Walgreen Co.,
3.10%, 9/15/2022	150,000	145,980
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	305,000	282,097
4.50%, 11/18/2034	155,000	145,234

Corporate Bonds (continued)

	Principal Amount	Value

Food & Staples Retailing (continued)
Walmart, Inc.,
3.55%, 6/26/2025	$100,000	$99,630
7.55%, 2/15/2030	82,000	107,926
5.25%, 9/1/2035	92,000	103,086
6.20%, 4/15/2038	198,000	243,339
5.63%, 4/15/2041	150,000	177,520
4.05%, 6/29/2048	250,000	237,760

		2,573,221

Food Products 0.4%
Archer-Daniels-Midland Co.,
2.50%, 8/11/2026	500,000	450,999
Campbell Soup Co.,
4.25%, 4/15/2021	100,000	101,329
4.15%, 3/15/2028	150,000	138,009
4.80%, 3/15/2048	50,000	42,408
Conagra Brands, Inc.,
7.00%, 10/1/2028	154,000	178,036
General Mills, Inc.,
3.15%, 12/15/2021	200,000	196,782
4.70%, 4/17/2048 (e)	150,000	136,520
JM Smucker Co. (The),
4.25%, 3/15/2035	200,000	182,504
Kellogg Co.,
3.25%, 4/1/2026	40,000	36,953
Kraft Heinz Foods Co.,
3.00%, 6/1/2026	60,000	53,547
6.88%, 1/26/2039	138,000	156,320
5.20%, 7/15/2045	150,000	140,862
4.38%, 6/1/2046	250,000	208,000
Mead Johnson Nutrition Co.,
4.13%, 11/15/2025	110,000	110,158
Tyson Foods, Inc.,
4.50%, 6/15/2022	250,000	255,627
4.55%, 6/2/2047	50,000	45,044
Unilever Capital Corp.,
2.00%, 7/28/2026	250,000	217,800
5.90%, 11/15/2032	144,000	173,277

		2,824,175

Gas Utilities 0.1%
Atmos Energy Corp.,
4.13%, 10/15/2044	100,000	95,122
CenterPoint Energy Resources Corp.,
4.50%, 1/15/2021	212,000	215,652
Dominion Energy Gas Holdings LLC,
2.80%, 11/15/2020	335,000	330,645
National Fuel Gas Co.,
3.75%, 3/1/2023	250,000	243,290

		884,709

Health Care Equipment & Supplies 0.4%
Abbott Laboratories,
3.88%, 9/15/2025	45,000	44,938
3.75%, 11/30/2026	226,000	222,501
5.30%, 5/27/2040	250,000	265,938
Baxter International, Inc.,
2.60%, 8/15/2026	230,000	206,779

16

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.,
3.13%, 11/8/2021	$250,000	$245,896
3.30%, 3/1/2023	250,000	242,715
4.67%, 6/6/2047	250,000	234,742
Koninklijke Philips NV,
5.00%, 3/15/2042	100,000	104,556
Medtronic, Inc.,
3.15%, 3/15/2022	135,000	133,502
3.63%, 3/15/2024	200,000	199,680
4.38%, 3/15/2035	250,000	248,992
4.63%, 3/15/2045	250,000	253,240
Stryker Corp.,
3.38%, 11/1/2025	80,000	75,987
3.50%, 3/15/2026	35,000	33,391
4.63%, 3/15/2046	150,000	145,689
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/2021	150,000	147,940
4.25%, 8/15/2035	48,000	42,966

		2,849,452

Health Care Providers & Services 1.0%
Advocate Health & Hospitals Corp.,
4.27%, 8/15/2048	21,000	20,358
Aetna, Inc.,
6.63%, 6/15/2036	250,000	293,072
AmerisourceBergen Corp.,
4.25%, 3/1/2045	100,000	86,922
Anthem, Inc.,
3.50%, 8/15/2024	250,000	242,542
4.65%, 8/15/2044	250,000	239,078
Cardinal Health, Inc.,
3.20%, 6/15/2022	200,000	194,630
3.75%, 9/15/2025	170,000	161,939
Cigna Corp.,
3.25%, 4/15/2025	250,000	235,440
3.05%, 10/15/2027	250,000	223,009
CVS Health Corp.,
3.50%, 7/20/2022	500,000	494,416
3.70%, 3/9/2023	250,000	246,658
4.10%, 3/25/2025	250,000	246,977
4.30%, 3/25/2028	500,000	487,613
4.88%, 7/20/2035	250,000	242,098
4.78%, 3/25/2038	250,000	240,553
5.05%, 3/25/2048	350,000	341,271
Duke University Health System, Inc.,
Series 2017, 3.92%, 6/1/2047	138,000	129,261
Express Scripts Holding Co.,
3.90%, 2/15/2022	250,000	250,992
4.50%, 2/25/2026	100,000	100,416
4.80%, 7/15/2046	150,000	140,970
Halfmoon Parent, Inc.,
3.40%, 9/17/2021 (c)	100,000	99,264
4.38%, 10/15/2028 (c)	200,000	195,608
Humana, Inc.,
3.15%, 12/1/2022	250,000	243,129
2.90%, 12/15/2022	250,000	240,886
Laboratory Corp. of America Holdings,
3.75%, 8/23/2022	200,000	199,744

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
McKesson Corp.,
3.95%, 2/16/2028	$400,000	$383,053
Northwell Healthcare, Inc.,
4.26%, 11/1/2047	20,000	18,181
Providence St Joseph Health Obligated Group,
Series A, 3.93%, 10/1/2048	15,000	13,427
Stanford Health Care,
Series 2018, 3.80%, 11/15/2048	12,000	10,903
Sutter Health,
Series 2018, 4.09%, 8/15/2048	36,000	33,166
UnitedHealth Group, Inc.,
2.88%, 12/15/2021	500,000	493,024
3.45%, 1/15/2027	250,000	241,054
3.38%, 4/15/2027	250,000	240,039
4.63%, 7/15/2035	25,000	25,713
5.80%, 3/15/2036	417,000	479,389

		7,534,795

Hotels, Restaurants & Leisure 0.2%
Hyatt Hotels Corp.,
5.38%, 8/15/2021	100,000	103,645
Marriott International, Inc.,
Series N, 3.13%, 10/15/2021	250,000	246,471
McDonald’s Corp.,
3.70%, 1/30/2026	250,000	243,911
4.88%, 7/15/2040	50,000	49,754
4.88%, 12/9/2045	250,000	250,085
Sands China Ltd.,
5.40%, 8/8/2028 (c)	200,000	191,127
Starbucks Corp.,
3.80%, 8/15/2025	100,000	97,054

		1,182,047

Household Durables 0.1%
Newell Brands, Inc.,
4.20%, 4/1/2026	280,000	257,236
Whirlpool Corp.,
3.70%, 5/1/2025	250,000	238,683

		495,919

Household Products 0.1%
Colgate-Palmolive Co.,
2.45%, 11/15/2021	100,000	97,752
Kimberly-Clark Corp.,
2.65%, 3/1/2025	55,000	51,565
3.20%, 7/30/2046	210,000	172,982
Procter & Gamble Co. (The),
1.90%, 11/1/2019	250,000	247,514
3.50%, 10/25/2047	100,000	89,816

		659,629

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
2.95%, 1/15/2020	250,000	248,414
5.75%, 10/1/2041	150,000	150,136
5.60%, 6/15/2042	200,000	198,458
Southern Power Co.,
4.15%, 12/1/2025	250,000	244,565

		841,573

17

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Industrial Conglomerates 0.3%
3M Co.,
3.00%, 8/7/2025	$250,000	$240,747
5.70%, 3/15/2037	50,000	58,060
General Electric Co.,
2.20%, 1/9/2020	250,000	245,498
5.30%, 2/11/2021	72,000	73,858
2.70%, 10/9/2022	250,000	236,250
3.38%, 3/11/2024	150,000	142,983
6.75%, 3/15/2032	106,000	119,729
6.15%, 8/7/2037	144,000	154,093
5.88%, 1/14/2038	150,000	154,860
6.88%, 1/10/2039	100,000	114,682
4.50%, 3/11/2044	100,000	86,246
Honeywell International, Inc.,
1.85%, 11/1/2021	500,000	479,540
Ingersoll-Rand Global Holding Co. Ltd.,
5.75%, 6/15/2043	50,000	55,544
Ingersoll-Rand Luxembourg Finance SA,
3.55%, 11/1/2024	250,000	242,558

		2,404,648

Insurance 0.9%
Aflac, Inc.,
3.63%, 11/15/2024	250,000	246,681
Alleghany Corp.,
4.95%, 6/27/2022	250,000	259,508
Allstate Corp. (The),
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057(b)	145,000	156,600
American International Group, Inc.,
3.30%, 3/1/2021	445,000	440,481
3.90%, 4/1/2026	140,000	133,770
4.80%, 7/10/2045	250,000	232,607
4.75%, 4/1/2048	150,000	138,192
Aon Corp.,
5.00%, 9/30/2020	400,000	411,691
Aon plc,
3.88%, 12/15/2025	100,000	98,053
Arch Capital Finance LLC,
4.01%, 12/15/2026	250,000	244,518
Berkshire Hathaway Finance Corp.,
4.40%, 5/15/2042	150,000	148,614
Brighthouse Financial, Inc.,
3.70%, 6/22/2027	250,000	215,128
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	250,000	240,913
3.35%, 5/3/2026	45,000	43,285
4.35%, 11/3/2045	250,000	246,740
CNA Financial Corp.,
5.75%, 8/15/2021	250,000	263,381
Hartford Financial Services Group, Inc. (The),
6.10%, 10/1/2041	100,000	114,552
Lincoln National Corp.,
4.85%, 6/24/2021	50,000	51,563
6.15%, 4/7/2036	160,000	180,146
Loews Corp.,
4.13%, 5/15/2043	100,000	90,525
Manulife Financial Corp.,
4.15%, 3/4/2026	100,000	99,282

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	$300,000	$308,020
MetLife, Inc.,
3.08%, 12/15/2022 (d)	250,000	244,310
5.70%, 6/15/2035	86,000	95,801
6.40%, 12/15/2036	200,000	207,400
4.60%, 5/13/2046	85,000	82,927
Nationwide Financial Services, Inc.,
6.75%, 5/15/2037 (f)	75,000	80,249
Principal Financial Group, Inc.,
3.30%, 9/15/2022	250,000	246,297
Progressive Corp. (The),
3.75%, 8/23/2021	150,000	151,269
6.25%, 12/1/2032	113,000	136,392
Prudential Financial, Inc.,
5.38%, 6/21/2020	250,000	257,889
6.63%, 6/21/2040	100,000	122,617
(ICE LIBOR USD 3 Month + 3.92%), 5.62%, 6/15/2043 (b)	150,000	152,640
3.91%, 12/7/2047	130,000	113,044
Reinsurance Group of America, Inc.,
5.00%, 6/1/2021	100,000	103,447
Travelers Cos., Inc. (The),
4.00%, 5/30/2047	150,000	139,172
Travelers Property Casualty Corp.,
6.38%, 3/15/2033	133,000	162,535
Willis Towers Watson plc,
5.75%, 3/15/2021	100,000	104,264
XLIT Ltd.,
4.45%, 3/31/2025	500,000	492,612

		7,257,115

Interactive Media & Services 0.0%†
Alphabet, Inc.,
3.63%, 5/19/2021	100,000	100,994

Internet & Direct Marketing Retail 0.3%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	200,000	197,399
4.20%, 12/6/2047	250,000	216,376
Amazon.com, Inc.,
3.30%, 12/5/2021	250,000	250,329
2.80%, 8/22/2024	150,000	143,054
3.15%, 8/22/2027	250,000	235,433
4.80%, 12/5/2034	100,000	105,235
3.88%, 8/22/2037	250,000	235,859
4.05%, 8/22/2047	200,000	185,919
eBay, Inc.,
3.25%, 10/15/2020	100,000	99,597
3.80%, 3/9/2022	140,000	140,304
Expedia Group, Inc.,
5.95%, 8/15/2020	150,000	155,757
QVC, Inc.,
4.38%, 3/15/2023	100,000	98,204

		2,063,466

IT Services 0.3%
Broadridge Financial Solutions, Inc.,
3.40%, 6/27/2026	80,000	75,277

18

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

IT Services (continued)
DXC Technology Co.,
4.45%, 9/18/2022	$100,000	$101,543
Fidelity National Information Services, Inc.,
5.00%, 10/15/2025	250,000	260,689
Fiserv, Inc.,
4.75%, 6/15/2021	200,000	205,429
International Business Machines Corp.,
2.90%, 11/1/2021	150,000	147,782
3.45%, 2/19/2026	250,000	241,319
5.88%, 11/29/2032	250,000	289,236
Mastercard, Inc.,
3.95%, 2/26/2048	150,000	141,691
Visa, Inc.,
3.15%, 12/14/2025	195,000	187,617
4.15%, 12/14/2035	150,000	149,838
4.30%, 12/14/2045	200,000	197,787
Western Union Co. (The),
6.20%, 11/17/2036	100,000	98,526

		2,096,734

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/2020	100,000	102,833
PerkinElmer, Inc.,
5.00%, 11/15/2021	100,000	102,895
Thermo Fisher Scientific, Inc.,
3.60%, 8/15/2021	250,000	249,916
3.20%, 8/15/2027	250,000	230,552

		686,196

Machinery 0.2%
Caterpillar, Inc.,
2.60%, 6/26/2022	250,000	242,662
6.05%, 8/15/2036	123,000	144,499
3.80%, 8/15/2042	97,000	88,447
Deere & Co.,
3.90%, 6/9/2042	100,000	94,630
Dover Corp.,
5.38%, 3/1/2041	50,000	53,243
IDEX Corp.,
4.20%, 12/15/2021	200,000	201,845
Illinois Tool Works, Inc.,
4.88%, 9/15/2041	200,000	212,733
Parker-Hannifin Corp.,
4.20%, 11/21/2034	250,000	243,890
Stanley Black & Decker, Inc.,
2.90%, 11/1/2022	150,000	146,303

		1,428,252

Media 0.6%
CBS Corp.,
2.50%, 2/15/2023	250,000	233,674
3.70%, 8/15/2024	250,000	242,060
5.50%, 5/15/2033	82,000	84,104
Charter Communications Operating LLC,
3.75%, 2/15/2028	500,000	452,797
6.83%, 10/23/2055	250,000	260,486

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
Comcast Corp.,
3.00%, 2/1/2024	$250,000	$240,637
3.15%, 3/1/2026	250,000	233,786
4.25%, 1/15/2033	100,000	96,857
7.05%, 3/15/2033	105,000	129,243
4.20%, 8/15/2034	150,000	141,015
6.50%, 11/15/2035	70,000	82,628
4.00%, 8/15/2047	250,000	218,080
3.97%, 11/1/2047	296,000	257,270
Discovery Communications LLC,
3.45%, 3/15/2025	135,000	126,785
4.90%, 3/11/2026	50,000	50,563
5.00%, 9/20/2037	250,000	233,337
Grupo Televisa SAB,
5.00%, 5/13/2045	250,000	215,625
Omnicom Group, Inc.,
3.63%, 5/1/2022	50,000	49,371
3.60%, 4/15/2026	250,000	234,673
Time Warner Cable LLC,
5.50%, 9/1/2041	250,000	227,807
4.50%, 9/15/2042	250,000	200,945
WPP Finance 2010,
4.75%, 11/21/2021	100,000	101,928
3.75%, 9/19/2024	250,000	238,147

		4,351,818

Metals & Mining 0.2%
Barrick Gold Corp.,
5.25%, 4/1/2042	200,000	201,564
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	55,000	62,997
5.00%, 9/30/2043	150,000	161,507
Newmont Mining Corp.,
5.88%, 4/1/2035	164,000	177,373
Nucor Corp.,
4.00%, 8/1/2023	250,000	253,233
Rio Tinto Alcan, Inc.,
5.75%, 6/1/2035	144,000	160,528
Rio Tinto Finance USA plc,
4.13%, 8/21/2042	50,000	47,262
Southern Copper Corp.,
6.75%, 4/16/2040	100,000	113,776
5.88%, 4/23/2045	50,000	52,111
Vale Overseas Ltd.,
6.88%, 11/21/2036	306,000	339,749

		1,570,100

Multiline Retail 0.1%
Dollar Tree, Inc.,
3.70%, 5/15/2023	200,000	194,925
Kohl’s Corp.,
3.25%, 2/1/2023	150,000	144,028
Macy’s Retail Holdings, Inc.,
6.90%, 4/1/2029	50,000	52,450
Nordstrom, Inc.,
4.00%, 10/15/2021	250,000	252,146
Target Corp.,
2.50%, 4/15/2026 (e)	250,000	228,605
3.90%, 11/15/2047	250,000	224,896

		1,097,050

19

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities 0.5%
Ameren Corp.,
3.65%, 2/15/2026	$250,000	$241,142
Ameren Illinois Co.,
2.70%, 9/1/2022	350,000	339,894
Berkshire Hathaway Energy Co.,
3.50%, 2/1/2025	750,000	735,634
CenterPoint Energy, Inc.,
2.50%, 9/1/2022	100,000	95,471
CMS Energy Corp.,
3.00%, 5/15/2026	250,000	232,917
Consolidated Edison Co. of New York, Inc.,
5.70%, 6/15/2040	150,000	172,569
3.95%, 3/1/2043	250,000	229,434
Dominion Energy, Inc.,
3.63%, 12/1/2024	250,000	245,000
Series B, 5.95%, 6/15/2035	174,000	192,879
Series C, 4.90%, 8/1/2041	100,000	99,582
NiSource, Inc.,
5.95%, 6/15/2041	150,000	166,931
Puget Energy, Inc.,
3.65%, 5/15/2025	250,000	239,588
Sempra Energy,
4.05%, 12/1/2023	200,000	200,209
6.00%, 10/15/2039	100,000	112,372
4.00%, 2/1/2048	150,000	130,462
Southern Co. Gas Capital Corp.,
4.40%, 6/1/2043	100,000	92,862
WEC Energy Group, Inc.,
3.55%, 6/15/2025	100,000	98,002

		3,624,948

Oil, Gas & Consumable Fuels 2.4%
Anadarko Petroleum Corp.,
5.55%, 3/15/2026	250,000	260,109
6.45%, 9/15/2036	269,000	291,324
Apache Corp.,
3.63%, 2/1/2021	154,000	153,807
4.75%, 4/15/2043	250,000	222,016
BP Capital Markets plc,
2.32%, 2/13/2020	250,000	247,405
4.50%, 10/1/2020	100,000	102,224
3.56%, 11/1/2021	250,000	250,811
3.06%, 3/17/2022	210,000	206,983
3.51%, 3/17/2025	250,000	244,728
Buckeye Partners LP,
4.15%, 7/1/2023	250,000	243,623
Canadian Natural Resources Ltd.,
6.25%, 3/15/2038	210,000	236,597
Cenovus Energy, Inc.,
5.40%, 6/15/2047	250,000	234,358
Chevron Corp.,
2.19%, 11/15/2019	55,000	54,608
2.36%, 12/5/2022	250,000	239,890
2.95%, 5/16/2026	250,000	235,357
Columbia Pipeline Group, Inc.,
3.30%, 6/1/2020	350,000	348,556
ConocoPhillips,
5.90%, 10/15/2032	123,000	143,215
6.50%, 2/1/2039	200,000	250,053

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.,
5.00%, 6/15/2045	$200,000	$184,698
Ecopetrol SA,
5.88%, 5/28/2045	125,000	119,125
El Paso Natural Gas Co. LLC,
8.37%, 6/15/2032 (d)	50,000	61,744
Enable Midstream Partners LP,
5.00%, 5/15/2044 (d)	50,000	43,423
Enbridge Energy Partners LP,
5.20%, 3/15/2020	250,000	255,309
5.88%, 10/15/2025	250,000	272,025
Enbridge, Inc.,
5.50%, 12/1/2046	150,000	156,919
Encana Corp.,
6.50%, 2/1/2038	150,000	170,855
Energy Transfer Operating LP,
4.65%, 6/1/2021	100,000	101,782
5.20%, 2/1/2022	250,000	258,519
6.05%, 6/1/2041	100,000	98,281
6.50%, 2/1/2042	250,000	258,958
Enterprise Products Operating LLC,
6.13%, 10/15/2039	215,000	242,648
4.85%, 8/15/2042	150,000	144,662
4.95%, 10/15/2054	250,000	222,038
EOG Resources, Inc.,
4.10%, 2/1/2021	200,000	202,604
Equinor ASA,
2.75%, 11/10/2021	500,000	491,745
2.45%, 1/17/2023	250,000	240,135
3.95%, 5/15/2043	150,000	139,908
Exxon Mobil Corp.,
3.18%, 3/15/2024	200,000	197,351
2.71%, 3/6/2025	250,000	235,973
3.04%, 3/1/2026	75,000	71,598
4.11%, 3/1/2046	100,000	96,505
Hess Corp.,
4.30%, 4/1/2027	250,000	234,451
7.30%, 8/15/2031	127,000	142,663
Husky Energy, Inc.,
3.95%, 4/15/2022	200,000	200,567
Kinder Morgan Energy Partners LP,
5.80%, 3/15/2035	144,000	149,478
6.38%, 3/1/2041	100,000	107,780
Kinder Morgan, Inc.,
3.05%, 12/1/2019	500,000	498,170
4.30%, 6/1/2025	85,000	84,545
5.30%, 12/1/2034	200,000	198,093
5.05%, 2/15/2046	250,000	234,602
Magellan Midstream Partners LP,
4.25%, 9/15/2046	100,000	89,162
Marathon Oil Corp.,
6.80%, 3/15/2032	82,000	95,845
Marathon Petroleum Corp.,
5.13%, 3/1/2021	300,000	309,493
6.50%, 3/1/2041	100,000	112,234
MPLX LP,
5.50%, 2/15/2023	250,000	253,324
4.50%, 7/15/2023	150,000	152,250
4.13%, 3/1/2027	250,000	238,513
4.70%, 4/15/2048	150,000	131,732

20

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Nexen Energy ULC,
5.88%, 3/10/2035	$92,000	$102,297
6.40%, 5/15/2037	250,000	296,090
Noble Energy, Inc.,
3.90%, 11/15/2024	250,000	242,991
6.00%, 3/1/2041	150,000	155,708
Occidental Petroleum Corp.,
3.13%, 2/15/2022	200,000	197,347
3.40%, 4/15/2026	140,000	135,531
3.00%, 2/15/2027	50,000	46,862
4.20%, 3/15/2048	150,000	139,907
ONEOK, Inc.,
4.95%, 7/13/2047	250,000	236,325
Petro-Canada,
5.95%, 5/15/2035	189,000	210,876
Petroleos Mexicanos,
6.38%, 2/4/2021	500,000	511,590
4.50%, 1/23/2026	250,000	221,920
6.50%, 3/13/2027	250,000	242,000
6.63%, 6/15/2035	201,000	183,915
5.50%, 6/27/2044	80,000	62,000
6.38%, 1/23/2045	250,000	208,127
5.63%, 1/23/2046	100,000	77,480
6.75%, 9/21/2047	359,000	308,130
Phillips 66,
5.88%, 5/1/2042	150,000	163,563
Phillips 66 Partners LP,
3.75%, 3/1/2028	250,000	231,450
Pioneer Natural Resources Co.,
3.95%, 7/15/2022	50,000	50,075
Plains All American Pipeline LP,
4.70%, 6/15/2044	200,000	172,872
Sabine Pass Liquefaction LLC,
6.25%, 3/15/2022	250,000	266,365
5.00%, 3/15/2027	250,000	251,164
Spectra Energy Partners LP,
3.50%, 3/15/2025	250,000	239,353
Suncor Energy, Inc.,
3.60%, 12/1/2024	120,000	117,844
Sunoco Logistics Partners Operations LP,
5.35%, 5/15/2045	150,000	134,747
Total Capital International SA,
3.70%, 1/15/2024	500,000	501,370
TransCanada PipeLines Ltd.,
3.80%, 10/1/2020	250,000	252,003
4.63%, 3/1/2034	250,000	239,014
5.85%, 3/15/2036	150,000	159,649
Valero Energy Corp.,
3.65%, 3/15/2025	205,000	197,384
7.50%, 4/15/2032	82,000	100,468
6.63%, 6/15/2037	100,000	114,507
Western Gas Partners LP,
5.30%, 3/1/2048	150,000	131,140
Williams Cos., Inc. (The),
3.90%, 1/15/2025	250,000	242,260
5.40%, 3/4/2044	250,000	240,531

		18,850,226

Corporate Bonds (continued)

	Principal Amount	Value

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 5/15/2031	$100,000	$143,309

Pharmaceuticals 0.9%
Allergan Finance LLC,
3.25%, 10/1/2022	200,000	194,358
Allergan Funding SCS,
3.45%, 3/15/2022	155,000	152,429
3.85%, 6/15/2024	40,000	39,267
4.55%, 3/15/2035	100,000	94,195
4.85%, 6/15/2044	150,000	141,138
4.75%, 3/15/2045	84,000	78,720
AstraZeneca plc,
3.38%, 11/16/2025	250,000	237,545
6.45%, 9/15/2037	140,000	164,727
Bristol-Myers Squibb Co.,
2.00%, 8/1/2022	350,000	333,528
Eli Lilly & Co.,
2.75%, 6/1/2025	45,000	42,479
3.10%, 5/15/2027	200,000	190,463
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	244,259
GlaxoSmithKline Capital, Inc.,
5.38%, 4/15/2034	139,000	155,041
Johnson & Johnson,
2.95%, 9/1/2020	100,000	99,946
2.45%, 12/5/2021	250,000	245,082
2.45%, 3/1/2026	75,000	69,269
4.95%, 5/15/2033	287,000	317,632
3.63%, 3/3/2037	250,000	231,638
Merck & Co., Inc.,
2.75%, 2/10/2025	220,000	208,499
4.15%, 5/18/2043	250,000	242,762
Mylan NV,
3.15%, 6/15/2021	750,000	732,369
3.95%, 6/15/2026	100,000	91,760
Novartis Capital Corp.,
3.40%, 5/6/2024	500,000	495,642
3.00%, 11/20/2025	250,000	237,743
Pfizer, Inc.,
3.00%, 12/15/2026	250,000	236,746
7.20%, 3/15/2039	375,000	505,549
Pharmacia LLC,
6.60%, 12/1/2028 (d)	123,000	147,494
Shire Acquisitions Investments Ireland DAC,
2.40%, 9/23/2021	750,000	720,565
3.20%, 9/23/2026	190,000	172,183
Zoetis, Inc.,
3.25%, 2/1/2023	50,000	48,975
4.50%, 11/13/2025	115,000	117,417

		6,989,420

Road & Rail 0.3%
Burlington Northern Santa Fe LLC,
7.95%, 8/15/2030	144,000	192,601
5.05%, 3/1/2041	350,000	369,885
4.70%, 9/1/2045	150,000	152,167

21

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
Canadian National Railway Co.,
6.90%, 7/15/2028	$168,000	$205,769
6.20%, 6/1/2036	64,000	76,542
Canadian Pacific Railway Co.,
2.90%, 2/1/2025	250,000	235,607
4.80%, 8/1/2045	150,000	153,976
CSX Corp.,
5.50%, 4/15/2041	100,000	106,227
3.95%, 5/1/2050	250,000	213,053
Norfolk Southern Corp.,
2.90%, 2/15/2023	92,000	89,010
5.59%, 5/17/2025	59,000	64,338
4.84%, 10/1/2041	15,000	15,178
4.45%, 6/15/2045	50,000	47,775
4.05%, 8/15/2052	132,000	117,027
Ryder System, Inc.,
2.50%, 5/11/2020	105,000	103,522
Union Pacific Corp.,
3.25%, 8/15/2025	250,000	238,771
3.60%, 9/15/2037	250,000	219,359
4.05%, 3/1/2046	105,000	94,457

		2,695,264

Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc.,
4.30%, 6/15/2021	300,000	307,053
4.35%, 4/1/2047	100,000	94,158
Broadcom Corp.,
3.63%, 1/15/2024	750,000	718,183
Intel Corp.,
1.70%, 5/19/2021	500,000	482,500
2.70%, 12/15/2022	250,000	242,973
3.70%, 7/29/2025	150,000	149,593
4.10%, 5/11/2047	100,000	94,865
3.73%, 12/8/2047	207,000	184,546
KLA-Tencor Corp.,
4.65%, 11/1/2024	215,000	219,268
Lam Research Corp.,
3.80%, 3/15/2025	145,000	142,935
QUALCOMM, Inc.,
2.60%, 1/30/2023	70,000	66,981
3.25%, 5/20/2027	250,000	231,199
4.65%, 5/20/2035	250,000	245,772
Texas Instruments, Inc.,
1.75%, 5/1/2020	250,000	245,052

		3,425,078

Software 0.6%
Adobe, Inc.,
3.25%, 2/1/2025	70,000	67,693
CA, Inc.,
4.50%, 8/15/2023	240,000	241,317
Microsoft Corp.,
3.00%, 10/1/2020	350,000	349,996
2.00%, 8/8/2023	250,000	234,260
2.88%, 2/6/2024	185,000	179,350
2.40%, 8/8/2026	215,000	196,078
3.30%, 2/6/2027	250,000	242,559
3.50%, 2/12/2035	415,000	387,646

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
4.45%, 11/3/2045	$75,000	$77,455
3.70%, 8/8/2046	500,000	460,198
4.25%, 2/6/2047	250,000	252,246
4.50%, 2/6/2057	150,000	154,637
Oracle Corp.,
1.90%, 9/15/2021	500,000	480,161
2.40%, 9/15/2023	100,000	94,566
2.65%, 7/15/2026	495,000	452,687
3.25%, 5/15/2030	300,000	278,606
4.30%, 7/8/2034	350,000	342,914
4.00%, 7/15/2046	100,000	90,103
4.00%, 11/15/2047	250,000	224,820

		4,807,292

Specialty Retail 0.3%
AutoZone, Inc.,
4.00%, 11/15/2020	200,000	202,057
3.25%, 4/15/2025	165,000	154,983
Home Depot, Inc. (The),
1.80%, 6/5/2020	750,000	735,319
3.35%, 9/15/2025	45,000	44,035
5.88%, 12/16/2036	230,000	269,095
5.95%, 4/1/2041	100,000	119,507
4.40%, 3/15/2045	200,000	196,904
Lowe’s Cos., Inc.,
6.50%, 3/15/2029	164,000	194,465
4.25%, 9/15/2044	250,000	233,154

		2,149,519

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
2.30%, 5/11/2022	750,000	723,756
3.45%, 5/6/2024	300,000	296,798
2.50%, 2/9/2025	170,000	158,611
3.25%, 2/23/2026	95,000	91,451
2.45%, 8/4/2026	190,000	173,028
3.00%, 11/13/2027	350,000	326,347
3.85%, 5/4/2043	250,000	229,992
4.38%, 5/13/2045	145,000	144,447
4.65%, 2/23/2046	230,000	237,258
3.85%, 8/4/2046	250,000	228,486
Dell International LLC,
4.42%, 6/15/2021 (c)	500,000	504,148
6.02%, 6/15/2026 (c)	240,000	248,700
8.35%, 7/15/2046 (c)	150,000	174,311
Hewlett Packard Enterprise Co.,
4.90%, 10/15/2025(d)	500,000	508,481
NetApp, Inc.,
3.38%, 6/15/2021	150,000	149,385
Seagate HDD Cayman,
4.75%, 1/1/2025	200,000	181,906

		4,377,105

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 6/1/2021	100,000	102,176
NIKE, Inc.,
3.38%, 11/1/2046	100,000	83,994

22

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.,
3.50%, 9/1/2021	$200,000	$200,531

		386,701

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 4/15/2024	250,000	249,762

Tobacco 0.4%
Altria Group, Inc.,
2.63%, 1/14/2020	250,000	248,399
2.85%, 8/9/2022	250,000	242,947
4.25%, 8/9/2042	100,000	87,971
5.38%, 1/31/2044	100,000	101,825
BAT Capital Corp.,
2.30%, 8/14/2020 (c)	150,000	146,791
2.76%, 8/15/2022 (c)	150,000	143,573
3.22%, 8/15/2024 (c)	150,000	141,544
4.39%, 8/15/2037 (c)	250,000	221,595
4.54%, 8/15/2047 (c)	150,000	130,608
Philip Morris International, Inc.,
3.60%, 11/15/2023	500,000	496,967
3.25%, 11/10/2024	350,000	339,514
4.88%, 11/15/2043	150,000	147,222
Reynolds American, Inc.,
4.45%, 6/12/2025	250,000	248,368
5.70%, 8/15/2035	75,000	76,643

		2,773,967

Trading Companies & Distributors 0.0%†
Air Lease Corp.,
3.63%, 12/1/2027	250,000	226,596
Aircastle Ltd.,
5.00%, 4/1/2023	50,000	50,696
4.13%, 5/1/2024	100,000	97,132

		374,424

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 9/1/2045	150,000	143,888

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
3.13%, 7/16/2022	250,000	243,757
6.38%, 3/1/2035	123,000	140,685
Rogers Communications, Inc.,
5.00%, 3/15/2044	250,000	252,388
Vodafone Group plc,
2.95%, 2/19/2023	250,000	239,412
7.88%, 2/15/2030	144,000	176,508
6.15%, 2/27/2037	75,000	79,123
5.25%, 5/30/2048	250,000	236,037

		1,367,910

Total Corporate Bonds (cost $205,795,316)		200,316,635

Foreign Government Securities 1.5%

	Principal Amount	Value

CANADA 0.3%
Export Development Canada,
1.63%, 12/3/2019	$750,000	$739,967
Province of Alberta Canada,
3.30%, 3/15/2028	100,000	97,401
Province of British Columbia Canada,
2.00%, 10/23/2022	500,000	477,631
Province of New Brunswick Canada,
3.63%, 2/24/2028	100,000	99,291
Province of Ontario,
2.20%, 10/3/2022	500,000	478,904
Province of Quebec,
2.88%, 10/16/2024	250,000	243,424
2.50%, 4/20/2026	200,000	187,200
7.50%, 9/15/2029	200,000	268,891

		2,592,709

CHILE 0.0%†
Republic of Chile,
3.86%, 6/21/2047	250,000	226,000

COLOMBIA 0.1%
Republic of Colombia,
7.38%, 9/18/2037	250,000	301,875
5.00%, 6/15/2045	350,000	331,278

		633,153

HUNGARY 0.1%
Hungary Government Bond,
5.38%, 3/25/2024	500,000	530,100

INDONESIA 0.0%†
Republic of Indonesia,
4.35%, 1/11/2048	250,000	214,126

ISRAEL 0.0%†
Israel Government Bond,
3.15%, 6/30/2023	250,000	245,885

ITALY 0.0%†
Republic of Italy,
5.38%, 6/15/2033	184,000	184,378

JAPAN 0.1%
Japan Bank for International Cooperation,
2.88%, 6/1/2027	500,000	473,306

MEXICO 0.2%
United Mexican States,
3.63%, 3/15/2022	500,000	494,000
4.13%, 1/21/2026	250,000	240,863
6.75%, 9/27/2034	373,000	428,017
5.55%, 1/21/2045	200,000	197,602
4.60%, 1/23/2046	250,000	215,878
5.75%, 10/12/2110	200,000	183,500

		1,759,860

23

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

PANAMA 0.1%
Republic of Panama,
5.20%, 1/30/2020	$250,000	$255,377
3.88%, 3/17/2028	200,000	192,102
6.70%, 1/26/2036	250,000	299,375

		746,854

PERU 0.1%
Republic of Peru,
4.13%, 8/25/2027	250,000	251,875
5.63%, 11/18/2050	200,000	224,000

		475,875

PHILIPPINES 0.2%
Republic of Philippines,
6.50%, 1/20/2020	250,000	259,622
7.75%, 1/14/2031	250,000	327,677
6.38%, 10/23/2034	250,000	303,792
3.70%, 3/1/2041	250,000	222,127

		1,113,218

POLAND 0.1%
Republic of Poland,
5.13%, 4/21/2021	125,000	129,937
5.00%, 3/23/2022	450,000	470,696
4.00%, 1/22/2024	250,000	252,439

		853,072

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 1/29/2021	350,000	353,907
2.88%, 1/21/2025	350,000	327,225
Republic of Korea,
5.63%, 11/3/2025	200,000	223,560

		904,692

SWEDEN 0.0%†
Svensk Exportkredit AB,
2.88%, 3/14/2023	200,000	197,157

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 8/14/2024	350,000	353,175
4.38%, 10/27/2027	250,000	246,875
5.10%, 6/18/2050	150,000	142,125

		742,175

Total Foreign Government Securities (cost $12,273,369)		11,892,560

Mortgage-Backed Securities 28.0%
FHLMC Gold Pool
Pool# E01604
5.50%, 3/1/2019	424	424
Pool# G18007
6.00%, 7/1/2019	451	453
Pool# B16087
6.00%, 8/1/2019	2,658	2,663

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G18022
5.50%, 11/1/2019	$2,220	$2,231
Pool# B14288
5.50%, 12/1/2019	1,636	1,640
Pool# J00935
5.00%, 12/1/2020	3,340	3,356
Pool# J00854
5.00%, 1/1/2021	4,000	4,020
Pool# J00855
5.50%, 1/1/2021	4,835	4,885
Pool# J01279
5.50%, 2/1/2021	1,326	1,341
Pool# J01570
5.50%, 4/1/2021	2,031	2,057
Pool# J06015
5.00%, 5/1/2021	8,120	8,159
Pool# J01771
5.00%, 5/1/2021	3,633	3,651
Pool# J05950
5.50%, 5/1/2021	22,553	22,820
Pool# G18122
5.00%, 6/1/2021	3,768	3,804
Pool# J01980
6.00%, 6/1/2021	4,519	4,520
Pool# J03074
5.00%, 7/1/2021	2,520	2,537
Pool# J03028
5.50%, 7/1/2021	816	825
Pool# J09912
Pool# C00351
8.00%, 7/1/2024	238	254
Pool# D60780
8.00%, 6/1/2025	1,105	1,174
Pool# G30267
5.00%, 8/1/2025	122,691	128,147
Pool# J13883
3.50%, 12/1/2025	378,910	379,438
Pool# J18702
3.00%, 3/1/2027	194,132	191,555
Pool# J18127
3.00%, 3/1/2027	180,853	178,451
Pool# J19106
3.00%, 5/1/2027	80,805	79,731
Pool# J20471
3.00%, 9/1/2027	350,208	345,556
Pool# D82854
7.00%, 10/1/2027	806	844
Pool# G14609
3.00%, 11/1/2027	472,105	465,836
Pool# C00566
7.50%, 12/1/2027	768	846
Pool# G15100
2.50%, 7/1/2028	145,798	141,391
Pool# C18271
7.00%, 11/1/2028	1,614	1,718
Pool# C00678
7.00%, 11/1/2028	1,044	1,149
Pool# C00836
7.00%, 7/1/2029	480	530
Pool# C31285
7.00%, 9/1/2029	1,334	1,454

24

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C31282
7.00%, 9/1/2029	$49	$49
Pool# C32914
8.00%, 11/1/2029	755	769
Pool# G18536
2.50%, 1/1/2030	1,719,401	1,654,263
Pool# C37436
8.00%, 1/1/2030	1,560	1,771
Pool# C36429
7.00%, 2/1/2030	472	481
Pool# C36306
7.00%, 2/1/2030	471	482
Pool# C00921
7.50%, 2/1/2030	912	1,028
Pool# G01108
7.00%, 4/1/2030	379	419
Pool# C37703
7.50%, 4/1/2030	524	541
Pool# G18552
3.00%, 5/1/2030	778,619	764,984
Pool# J32243
3.00%, 7/1/2030	719,740	706,847
Pool# J32257
3.00%, 7/1/2030	46,994	46,135
Pool# J32255
3.00%, 7/1/2030	42,326	41,601
Pool# C41561
8.00%, 8/1/2030	1,443	1,489
Pool# C01051
8.00%, 9/1/2030	1,728	1,966
Pool# C43550
7.00%, 10/1/2030	2,343	2,442
Pool# C44017
7.50%, 10/1/2030	339	342
Pool# C43967
8.00%, 10/1/2030	3,919	3,926
Pool# C44957
8.00%, 11/1/2030	1,229	1,281
Pool# C01106
7.00%, 12/1/2030	7,074	7,833
Pool# C01103
7.50%, 12/1/2030	798	924
Pool# C01116
7.50%, 1/1/2031	509	562
Pool# C46932
7.50%, 1/1/2031	490	502
Pool# C47287
7.50%, 2/1/2031	1,055	1,086
Pool# G01217
7.00%, 3/1/2031	7,009	7,816
Pool# C48206
7.50%, 3/1/2031	1,297	1,299
Pool# C91366
4.50%, 4/1/2031	117,180	120,466
Pool# G18601
3.00%, 5/1/2031	44,853	43,946
Pool# G18605
3.00%, 6/1/2031	23,933	23,449
Pool# C91377
4.50%, 6/1/2031	60,513	62,213

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C53324
7.00%, 6/1/2031	$1,194	$1,236
Pool# C01209
8.00%, 6/1/2031	508	557
Pool# C54792
7.00%, 7/1/2031	1,717	1,766
Pool# C55071
7.50%, 7/1/2031	463	471
Pool# J35107
2.50%, 8/1/2031	48,653	46,567
Pool# G01309
7.00%, 8/1/2031	1,241	1,380
Pool# G01311
7.00%, 9/1/2031	7,763	8,659
Pool# C01222
7.00%, 9/1/2031	857	961
Pool# G01315
7.00%, 9/1/2031	270	301
Pool# J35522
2.50%, 10/1/2031	243,281	232,845
Pool# C58694
7.00%, 10/1/2031	3,275	3,428
Pool# C58647
7.00%, 10/1/2031	179	180
Pool# C60012
7.00%, 11/1/2031	563	575
Pool# C61298
8.00%, 11/1/2031	1,930	1,969
Pool# J35957
2.50%, 12/1/2031	420,843	402,784
Pool# C61105
7.00%, 12/1/2031	4,096	4,262
Pool# C01305
7.50%, 12/1/2031	684	740
Pool# C63171
7.00%, 1/1/2032	4,532	4,948
Pool# V61548
2.50%, 2/1/2032	443,927	424,864
Pool# C64121
7.50%, 2/1/2032	1,455	1,484
Pool# G01391
7.00%, 4/1/2032	13,312	14,898
Pool# C01345
7.00%, 4/1/2032	4,507	5,021
Pool# C01370
8.00%, 4/1/2032	1,647	1,828
Pool# G16285
3.50%, 5/1/2032	36,138	36,144
Pool# C66916
7.00%, 5/1/2032	12,948	14,110
Pool# C01381
8.00%, 5/1/2032	11,536	13,032
Pool# C68300
7.00%, 6/1/2032	6,481	7,045
Pool# C68290
7.00%, 6/1/2032	1,754	1,837
Pool# G01449
7.00%, 7/1/2032	8,492	9,480
Pool# C69908
7.00%, 8/1/2032	18,507	19,922

25

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# C91558
3.50%, 9/1/2032	$130,162	$129,274
Pool# G16407
2.50%, 1/1/2033	168,165	160,929
Pool# G16408
2.50%, 1/1/2033	99,163	94,895
Pool# G01536
7.00%, 3/1/2033	10,242	11,342
Pool# G30646
3.00%, 5/1/2033	201,461	196,276
Pool# G30642
3.00%, 5/1/2033	87,343	85,095
Pool# K90535
3.00%, 5/1/2033	37,988	37,011
Pool# G18696
3.50%, 7/1/2033	44,025	44,056
Pool# A16419
6.50%, 11/1/2033	11,492	12,653
Pool# A16522
6.50%, 12/1/2033	20,607	22,763
Pool# C01806
7.00%, 1/1/2034	9,038	9,331
Pool# A21356
6.50%, 4/1/2034	36,116	39,763
Pool# C01851
6.50%, 4/1/2034	20,112	22,174
Pool# A24301
6.50%, 5/1/2034	36,307	39,974
Pool# A22067
6.50%, 5/1/2034	25,717	28,314
Pool# A24988
6.50%, 7/1/2034	8,392	9,240
Pool# G01741
6.50%, 10/1/2034	9,524	10,598
Pool# G08023
6.50%, 11/1/2034	18,730	20,638
Pool# A33137
6.50%, 1/1/2035	2,812	3,096
Pool# G08064
6.50%, 4/1/2035	8,612	9,599
Pool# G01947
7.00%, 5/1/2035	9,383	10,493
Pool# G08088
6.50%, 10/1/2035	83,057	91,636
Pool# A39759
5.50%, 11/1/2035	7,924	8,515
Pool# A40376
5.50%, 12/1/2035	7,359	7,907
Pool# A42305
5.50%, 1/1/2036	19,480	20,756
Pool# A41548
7.00%, 1/1/2036	12,425	13,423
Pool# G08111
5.50%, 2/1/2036	25,693	27,625
Pool# A43886
5.50%, 3/1/2036	335,874	367,856
Pool# A43861
5.50%, 3/1/2036	48,933	51,727
Pool# G08116
5.50%, 3/1/2036	26,991	29,020

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# A43534
6.50%, 3/1/2036	$1,665	$1,833
Pool# A48735
5.50%, 5/1/2036	9,739	10,294
Pool# G08136
6.50%, 6/1/2036	11,395	12,546
Pool# A53039
6.50%, 10/1/2036	33,806	37,220
Pool# A53219
6.50%, 10/1/2036	955	1,051
Pool# A57803
6.50%, 2/1/2037	36,988	40,724
Pool# G04251
6.50%, 4/1/2038	5,088	5,749
Pool# A79540
6.50%, 7/1/2038	1,481	1,630
Pool# G04569
6.50%, 8/1/2038	6,751	7,432
Pool# C92013
3.50%, 9/1/2038	494,849	486,864
Pool# A84252
6.50%, 1/1/2039	19,356	21,310
Pool# A84287
6.50%, 1/1/2039	10,894	12,034
Pool# G05535
4.50%, 7/1/2039	897,640	928,633
Pool# A91165
5.00%, 2/1/2040	1,515,393	1,599,885
Pool# G60342
4.50%, 5/1/2042	185,181	191,871
Pool# G60195
4.00%, 6/1/2042	438,327	442,274
Pool# G07158
3.50%, 10/1/2042	281,011	276,083
Pool# Q12051
3.50%, 10/1/2042	170,804	167,786
Pool# G07163
3.50%, 10/1/2042	145,554	142,985
Pool# Q11532
3.50%, 10/1/2042	118,405	116,314
Pool# C09020
3.50%, 11/1/2042	627,071	615,982
Pool# G07264
3.50%, 12/1/2042	304,702	299,313
Pool# Q14292
3.50%, 1/1/2043	58,827	57,787
Pool# Q14881
3.50%, 1/1/2043	55,823	54,836
Pool# Q15884
3.00%, 2/1/2043	606,042	578,386
Pool# V80002
2.50%, 4/1/2043	316,536	289,641
Pool# Q16915
3.00%, 4/1/2043	572,697	546,700
Pool# Q17675
3.50%, 4/1/2043	280,763	275,841
Pool# Q18523
3.50%, 5/1/2043	777,441	763,432
Pool# Q18751
3.50%, 6/1/2043	1,151,211	1,130,734

26

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G07410
3.50%, 7/1/2043	$107,731	$105,827
Pool# Q20332
3.50%, 7/1/2043	26,804	26,324
Pool# G07459
3.50%, 8/1/2043	555,911	546,082
Pool# G60038
3.50%, 1/1/2044	819,256	804,771
Pool# Q26869
4.00%, 6/1/2044	878,221	882,778
Pool# G07946
4.00%, 7/1/2044	150,901	152,214
Pool# Q28607
3.50%, 9/1/2044	157,333	154,372
Pool# G61231
3.50%, 9/1/2044	26,706	26,234
Pool# Q30833
4.00%, 1/1/2045	14,194	14,237
Pool# G60400
4.50%, 1/1/2045	151,769	156,627
Pool# Q34165
4.00%, 6/1/2045	280,609	281,400
Pool# V81873
4.00%, 8/1/2045	39,403	39,494
Pool# Q38357
4.00%, 1/1/2046	13,852	13,875
Pool# G61365
4.50%, 1/1/2046	153,454	157,371
Pool# Q39434
3.50%, 3/1/2046	62,143	60,785
Pool# Q39440
4.00%, 3/1/2046	19,479	19,516
Pool# G08704
4.50%, 4/1/2046	29,110	29,827
Pool# Q40097
4.50%, 4/1/2046	2,644	2,709
Pool# G60582
3.50%, 5/1/2046	165,209	161,404
Pool# Q40718
3.50%, 5/1/2046	61,395	59,970
Pool# G08707
4.00%, 5/1/2046	275,694	275,941
Pool# G08708
4.50%, 5/1/2046	21,735	22,271
Pool# Q40728
4.50%, 5/1/2046	2,940	3,012
Pool# Q41548
3.00%, 7/1/2046	44,000	41,686
Pool# Q41903
3.50%, 7/1/2046	292,279	285,485
Pool# Q41491
3.50%, 7/1/2046	41,782	40,805
Pool# Q41935
3.50%, 7/1/2046	20,442	19,968
Pool# Q41947
4.50%, 7/1/2046	14,547	14,905
Pool# G08715
3.00%, 8/1/2046	395,881	375,048
Pool# Q42596
3.50%, 8/1/2046	273,491	267,092

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# Q42393
3.50%, 8/1/2046	$55,174	$53,882
Pool# Q42203
3.50%, 8/1/2046	40,380	39,501
Pool# G61323
3.00%, 9/1/2046	359,093	342,560
Pool# G08721
3.00%, 9/1/2046	295,126	279,595
Pool# V82617
3.50%, 9/1/2046	172,297	168,268
Pool# G08722
3.50%, 9/1/2046	49,743	48,580
Pool# G60733
4.50%, 9/1/2046	58,353	60,288
Pool# G60722
3.00%, 10/1/2046	516,284	489,295
Pool# Q44035
3.00%, 10/1/2046	355,077	336,391
Pool# G61257
3.00%, 11/1/2046	674,868	638,819
Pool# Q44452
3.00%, 11/1/2046	143,573	135,973
Pool# G08732
3.00%, 11/1/2046	46,123	43,682
Pool# Q44473
3.50%, 11/1/2046	38,209	37,294
Pool# Q44223
3.50%, 11/1/2046	35,762	34,901
Pool# G08734
4.00%, 11/1/2046	387,527	388,257
Pool# V82849
3.00%, 12/1/2046	1,838,556	1,744,083
Pool# G08737
3.00%, 12/1/2046	1,598,282	1,514,171
Pool# G60989
3.00%, 12/1/2046	211,212	200,092
Pool# Q45878
3.00%, 12/1/2046	54,655	51,773
Pool# G08738
3.50%, 12/1/2046	1,354,196	1,322,310
Pool# Q45024
3.50%, 12/1/2046	78,024	76,169
Pool# G08741
3.00%, 1/1/2047	374,135	354,120
Pool# G08747
3.00%, 2/1/2047	581,930	550,970
Pool# G08748
3.50%, 2/1/2047	78,995	77,088
Pool# G08749
4.00%, 2/1/2047	676,258	677,377
Pool# G08751
3.50%, 3/1/2047	364,221	355,422
Pool# Q47592
3.50%, 4/1/2047	175,839	171,555
Pool# Q47484
3.50%, 4/1/2047	71,800	70,024
Pool# G60988
3.00%, 5/1/2047	1,121,466	1,062,814
Pool# Q48098
3.50%, 5/1/2047	276,974	270,334

27

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G61390
3.00%, 6/1/2047	$309,716	$293,096
Pool# V83270
3.50%, 7/1/2047	134,765	131,328
Pool# G61339
3.00%, 8/1/2047	126,904	120,104
Pool# G08774
3.50%, 8/1/2047	204,910	199,719
Pool# Q49917
3.50%, 8/1/2047	93,428	91,030
Pool# G08779
3.50%, 9/1/2047	1,861,471	1,813,954
Pool# G61295
3.50%, 9/1/2047	193,501	188,939
Pool# G61622
3.00%, 10/1/2047	295,956	280,385
Pool# G08785
4.00%, 10/1/2047	22,629	22,653
Pool# Q52075
4.00%, 11/1/2047	412,249	413,785
Pool# V83598
3.50%, 12/1/2047	118,054	114,993
Pool# G67707
3.50%, 1/1/2048	232,202	227,163
Pool# T65458
3.50%, 2/1/2048	586,709	567,506
Pool# G61311
3.50%, 2/1/2048	432,754	421,544
Pool# Q54460
4.00%, 2/1/2048	192,099	192,590
Pool# G61298
4.00%, 2/1/2048	24,024	24,120
Pool# Q54727
3.50%, 3/1/2048	97,740	95,201
Pool# Q55401
5.00%, 4/1/2048	33,986	35,572
Pool# V84237
3.50%, 5/1/2048	436,652	425,305
Pool# G08820
4.50%, 5/1/2048	669,421	685,981
Pool# G67713
4.00%, 6/1/2048	48,950	49,191
Pool# G67712
4.00%, 6/1/2048	24,063	24,228
Pool# G08824
4.00%, 7/1/2048	2,991,383	2,993,445
Pool# G08827
4.50%, 7/1/2048	360,897	369,825
Pool# Q57401
4.50%, 7/1/2048	78,706	80,884
Pool# Q57402
4.50%, 7/1/2048	26,488	27,224
Pool# G08831
4.00%, 8/1/2048	468,991	469,322
Pool# G08836
4.00%, 9/1/2048	1,765,986	1,767,140
Pool# G08843
4.50%, 10/1/2048	95,441	97,802
FHLMC Non Gold Pool
Pool# 1B8478
4.61%, 7/1/2041 (a)	103,048	107,850

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 2B0108
3.65%, 1/1/2042 (a)	$6,626	$6,959
FHLMC TBA
3.00%, 1/15/2029	1,496,000	1,464,911
2.50%, 11/15/2033	982,000	939,229
3.50%, 11/15/2033	229,000	228,884
3.00%, 9/15/2044	721,000	681,828
3.50%, 11/15/2048	2,602,000	2,532,681
4.00%, 11/15/2048	2,535,754	2,536,078
4.50%, 11/15/2048	2,241,000	2,294,836
FNMA Pool
Pool# 969977
5.00%, 5/1/2023	117,959	121,526
Pool# AA2549
4.00%, 4/1/2024	68,968	70,129
Pool# 935348
5.50%, 6/1/2024	11,490	11,492
Pool# AC1374
4.00%, 8/1/2024	81,077	82,575
Pool# AC1529
4.50%, 9/1/2024	34,266	35,125
Pool# AD0244
4.50%, 10/1/2024	27,533	28,244
Pool# AD4089
4.50%, 5/1/2025	267,490	274,413
Pool# 890216
4.50%, 7/1/2025	48,187	49,433
Pool# AH1361
3.50%, 12/1/2025	176,377	176,509
Pool# AH1518
3.50%, 12/1/2025	89,471	89,438
Pool# AE6384
4.00%, 1/1/2026	16,587	16,871
Pool# AL0298
4.00%, 5/1/2026	246,398	250,962
Pool# AB4277
3.00%, 1/1/2027	747,704	738,287
Pool# AP4746
3.00%, 8/1/2027	121,037	119,512
Pool# AP7855
3.00%, 9/1/2027	751,794	742,318
Pool# AP4640
3.00%, 9/1/2027	81,067	80,046
Pool# AQ5096
3.00%, 11/1/2027	165,796	163,706
Pool# AB6887
3.00%, 11/1/2027	128,559	126,938
Pool# AQ4532
3.00%, 11/1/2027	108,118	106,752
Pool# AQ3758
3.00%, 11/1/2027	84,534	83,466
Pool# AQ7406
3.00%, 11/1/2027	81,575	80,547
Pool# AB6886
3.00%, 11/1/2027	64,916	64,097
Pool# AQ2884
3.00%, 12/1/2027	75,698	74,742
Pool# AS0487
2.50%, 9/1/2028	299,081	288,489
Pool# 930998
4.50%, 4/1/2029	38,927	39,963

28

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA0243
5.00%, 11/1/2029	$20,941	$21,858
Pool# BM1507
2.50%, 12/1/2029	116,450	112,259
Pool# AL8077
3.50%, 12/1/2029	25,103	25,140
Pool# MA0268
5.00%, 12/1/2029	17,651	18,425
Pool# AX7727
2.50%, 3/1/2030	469,655	451,682
Pool# AD5655
5.00%, 5/1/2030	38,374	40,066
Pool# AB1038
5.00%, 5/1/2030	25,431	26,554
Pool# MA0443
5.00%, 5/1/2030	25,193	26,306
Pool# AS5412
2.50%, 7/1/2030	67,408	64,827
Pool# AS5420
3.00%, 7/1/2030	96,841	95,380
Pool# AL7152
3.50%, 7/1/2030	623,083	623,538
Pool# AS5702
2.50%, 8/1/2030	506,019	486,651
Pool# AZ4898
2.50%, 8/1/2030	341,044	327,983
Pool# AY8448
3.00%, 8/1/2030	317,456	312,669
Pool# AZ5718
3.00%, 9/1/2030	401,937	395,877
Pool# AZ2953
3.00%, 9/1/2030	389,540	383,659
Pool# MA0559
5.00%, 9/1/2030	8,682	9,064
Pool# AS6060
3.00%, 10/1/2030	445,120	438,400
Pool# AZ9234
3.50%, 10/1/2030	30,622	30,639
Pool# AS6272
2.50%, 12/1/2030	97,330	93,605
Pool# AH1515
4.00%, 12/1/2030	377,512	380,479
Pool# AD0716
6.50%, 12/1/2030	252,005	276,310
Pool# BA6532
2.50%, 1/1/2031	86,004	82,711
Pool# MA0641
4.00%, 2/1/2031	378,391	381,368
Pool# 560868
7.50%, 2/1/2031	500	505
Pool# BC0774
3.00%, 3/1/2031	70,355	69,223
Pool# AS6919
3.50%, 3/1/2031	79,839	79,957
Pool# BC5968
2.50%, 4/1/2031	117,121	112,169
Pool# BC4430
3.00%, 4/1/2031	32,727	32,144
Pool# AL8566
3.00%, 6/1/2031	89,977	88,375

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AL8565
3.00%, 6/1/2031	$75,489	$74,144
Pool# AL8561
3.50%, 6/1/2031	60,589	60,679
Pool# AS8028
2.50%, 9/1/2031	287,175	275,017
Pool# BM1888
2.50%, 10/1/2031	857,795	827,264
Pool# MA2775
2.50%, 10/1/2031	583,458	558,774
Pool# AS8038
2.50%, 10/1/2031	329,653	315,704
Pool# BC4777
2.50%, 10/1/2031	193,324	185,141
Pool# AS8612
3.00%, 10/1/2031	130,601	128,276
Pool# 607212
7.50%, 10/1/2031	2,663	2,708
Pool# 607632
6.50%, 11/1/2031	83	91
Pool# MA2830
2.50%, 12/1/2031	217,489	208,284
Pool# BM3814
2.50%, 12/1/2031	147,035	141,066
Pool# AS8609
3.00%, 1/1/2032	111,056	109,079
Pool# AL9786
3.00%, 1/1/2032	79,376	78,180
Pool# AL9585
3.50%, 1/1/2032	28,702	28,745
Pool# BM1036
2.50%, 2/1/2032	942,782	902,884
Pool# BM4624
3.00%, 2/1/2032	105,000	103,151
Pool# AS8767
3.00%, 2/1/2032	99,300	97,532
Pool# AL9740
3.00%, 2/1/2032	50,792	49,887
Pool# AL9871
3.00%, 2/1/2032	39,719	39,035
Pool# BM1007
2.50%, 3/1/2032	242,193	231,950
Pool# AL9899
3.00%, 3/1/2032	150,400	147,722
Pool# BM3269
2.50%, 4/1/2032	238,646	228,580
Pool# MA1029
3.50%, 4/1/2032	329,353	327,091
Pool# AS9695
3.50%, 5/1/2032	139,544	139,658
Pool# BM4088
3.00%, 6/1/2032	94,815	93,175
Pool# 890786
3.50%, 6/1/2032	95,047	95,168
Pool# MA1107
3.50%, 7/1/2032	89,603	88,988
Pool# BH6610
3.50%, 7/1/2032	29,558	29,565
Pool# BM1669
3.00%, 8/1/2032	47,897	47,127

29

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BH5355
3.50%, 8/1/2032	$42,157	$42,172
Pool# MA1166
3.50%, 9/1/2032	520,002	516,429
Pool# CA0586
2.50%, 10/1/2032	24,866	23,812
Pool# BH9391
3.50%, 10/1/2032	30,754	30,765
Pool# BM3389
3.00%, 11/1/2032	95,554	93,901
Pool# BM3977
3.00%, 12/1/2032	216,833	212,972
Pool# CA0951
3.00%, 12/1/2032	141,761	139,237
Pool# BM4338
2.50%, 1/1/2033	231,000	221,227
Pool# BM3919
3.00%, 2/1/2033	47,212	46,396
Pool# 656559
6.50%, 2/1/2033	25,443	27,705
Pool# 694846
6.50%, 4/1/2033	8,145	8,869
Pool# AB9402
3.00%, 5/1/2033	234,284	227,718
Pool# AB9403
3.00%, 5/1/2033	94,749	92,094
Pool# AB9300
3.00%, 5/1/2033	84,353	81,990
Pool# MA3372
4.00%, 5/1/2033	72,238	73,614
Pool# 254767
5.50%, 6/1/2033	580,996	622,490
Pool# MA1527
3.00%, 8/1/2033	472,981	459,737
Pool# 750229
6.50%, 10/1/2033	21,589	23,509
Pool# 725228
6.00%, 3/1/2034	599,188	653,801
Pool# 725424
5.50%, 4/1/2034	659,299	706,948
Pool# 788027
6.50%, 9/1/2034	17,331	18,871
Pool# 735141
5.50%, 1/1/2035	333,892	358,482
Pool# 735227
5.50%, 2/1/2035	370,809	397,427
Pool# AL4260
5.50%, 9/1/2036	47,133	50,527
Pool# 310104
5.50%, 8/1/2037	359,337	385,234
Pool# 955194
7.00%, 11/1/2037	213,034	239,751
Pool# MA3464
3.50%, 9/1/2038	246,260	242,352
Pool# AC9890
4.01%, 4/1/2040 (a)	590,112	616,122
Pool# AB1735
3.50%, 11/1/2040	8,513	8,291
Pool# AB2067
3.50%, 1/1/2041	434,942	427,235

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB2068
3.50%, 1/1/2041	$255,586	$251,058
Pool# 932888
3.50%, 1/1/2041	141,059	138,560
Pool# 932891
3.50%, 1/1/2041	27,087	26,606
Pool# AL6521
5.00%, 4/1/2041	891,298	942,078
Pool# AL5863
4.50%, 6/1/2041	570,376	587,464
Pool# AI9920
4.00%, 9/1/2041	17,764	17,896
Pool# AI9851
4.50%, 9/1/2041	59,009	61,025
Pool# AJ1249
4.57%, 9/1/2041 (a)	111,688	117,099
Pool# AL0761
5.00%, 9/1/2041	630,037	666,351
Pool# AJ5431
4.50%, 10/1/2041	109,998	113,337
Pool# AL0933
5.00%, 10/1/2041	124,857	132,026
Pool# AJ4861
4.00%, 12/1/2041	231,311	233,069
Pool# AL1437
2.73%, 1/1/2042 (a)	75,416	79,385
Pool# AX5316
4.50%, 1/1/2042	21,909	22,697
Pool# AL2499
4.50%, 1/1/2042	9,851	10,193
Pool# AX5297
5.00%, 1/1/2042	28,935	30,595
Pool# AW8167
3.50%, 2/1/2042	576,719	566,498
Pool# AK0714
3.68%, 2/1/2042 (a)	13,352	14,007
Pool# AB5185
3.50%, 5/1/2042	398,233	391,246
Pool# AO3575
4.50%, 5/1/2042	61,919	63,422
Pool# 890621
5.00%, 5/1/2042	85,908	90,833
Pool# AO4647
3.50%, 6/1/2042	662,789	651,102
Pool# AO8036
4.50%, 7/1/2042	982,131	1,015,205
Pool# AP1961
2.45%, 8/1/2042 (a)	128,450	133,228
Pool# AP2092
4.50%, 8/1/2042	33,262	34,069
Pool# AP6579
3.50%, 9/1/2042	745,742	732,523
Pool# AP7489
4.00%, 9/1/2042	510,490	514,364
Pool# AP6756
4.00%, 9/1/2042	15,051	15,140
Pool# AL2782
4.50%, 9/1/2042	92,695	95,690
Pool# AB6524
3.50%, 10/1/2042	1,319,437	1,296,072

30

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB7074
3.00%, 11/1/2042	$1,078,615	$1,029,732
Pool# AB6786
3.50%, 11/1/2042	439,707	431,914
Pool# AL2677
3.50%, 11/1/2042	196,612	193,133
Pool# AB7362
3.00%, 12/1/2042	579,354	553,017
Pool# MA1273
3.50%, 12/1/2042	316,813	311,651
Pool# AR4210
3.50%, 1/1/2043	265,759	261,048
Pool# AR8213
3.50%, 4/1/2043	279,176	274,227
Pool# AB9238
3.00%, 5/1/2043	731,425	697,966
Pool# AB9237
3.00%, 5/1/2043	519,978	496,268
Pool# AB9236
3.00%, 5/1/2043	119,229	113,777
Pool# AB9362
3.50%, 5/1/2043	527,278	517,935
Pool# AT4145
3.00%, 6/1/2043	255,026	243,351
Pool# AB9814
3.00%, 7/1/2043	692,383	660,688
Pool# AS0203
3.00%, 8/1/2043	306,063	292,053
Pool# AS0255
4.50%, 8/1/2043	238,923	246,044
Pool# AL6951
3.50%, 10/1/2043	470,588	462,251
Pool# AS2276
4.50%, 4/1/2044	400,538	412,483
Pool# AW1006
4.00%, 5/1/2044	174,560	176,123
Pool# AL7767
4.50%, 6/1/2044	14,077	14,582
Pool# AS3161
4.00%, 8/1/2044	515,397	516,593
Pool# CA0688
3.50%, 10/1/2044	270,740	266,473
Pool# BC5090
4.00%, 10/1/2044	74,669	74,932
Pool# AS3946
4.00%, 12/1/2044	637,604	642,367
Pool# BM4384
4.00%, 1/1/2045	182,000	182,677
Pool# BM3611
4.00%, 1/1/2045	123,372	124,304
Pool# BM3804
3.50%, 2/1/2045	49,675	48,804
Pool# AL9555
4.00%, 2/1/2045	1,565,366	1,577,240
Pool# AX9524
4.00%, 2/1/2045	490,221	494,647
Pool# AS4418
4.00%, 2/1/2045	344,756	347,869
Pool# AS4375
4.00%, 2/1/2045	242,047	244,232

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AL6889
4.50%, 2/1/2045	$104,825	$108,387
Pool# BM3931
3.00%, 3/1/2045	99,000	94,426
Pool# AY1312
3.50%, 3/1/2045	1,036,377	1,013,182
Pool# AS4578
4.00%, 3/1/2045	166,359	167,861
Pool# BM3664
3.00%, 5/1/2045	443,455	423,155
Pool# AS4921
3.50%, 5/1/2045	712,137	696,199
Pool# AS5012
4.00%, 5/1/2045	649,378	655,241
Pool# AL7207
4.50%, 8/1/2045	129,878	134,281
Pool# AZ2947
4.00%, 9/1/2045	407,192	407,870
Pool# BA2164
3.00%, 11/1/2045	96,176	91,223
Pool# AS6213
4.00%, 11/1/2045	42,243	42,326
Pool# AS6282
3.50%, 12/1/2045	1,173,823	1,147,550
Pool# AS6311
3.50%, 12/1/2045	914,926	894,447
Pool# BC0326
3.50%, 12/1/2045	211,758	207,019
Pool# AS6362
4.50%, 12/1/2045	28,144	29,023
Pool# AS6474
3.50%, 1/1/2046	155,295	152,139
Pool# AS6539
3.50%, 1/1/2046	140,438	137,585
Pool# AS6527
4.00%, 1/1/2046	141,524	141,708
Pool# BC2667
4.00%, 2/1/2046	46,055	46,110
Pool# AL9781
4.50%, 2/1/2046	216,481	224,252
Pool# BM4621
3.50%, 3/1/2046	129,000	126,832
Pool# BA6972
4.00%, 3/1/2046	55,370	55,420
Pool# BC0823
3.50%, 4/1/2046	217,570	212,622
Pool# AS7026
4.00%, 4/1/2046	274,821	275,291
Pool# AS7251
4.00%, 5/1/2046	351,272	351,655
Pool# AL8833
4.00%, 6/1/2046	173,613	174,856
Pool# AS7593
3.50%, 7/1/2046	841,004	821,498
Pool# AS7594
3.50%, 7/1/2046	784,943	766,741
Pool# AS7545
3.50%, 7/1/2046	336,572	328,784
Pool# AL8824
3.50%, 7/1/2046	99,439	97,384

31

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BC1452
4.00%, 7/1/2046	$967,549	$968,896
Pool# MA2705
3.00%, 8/1/2046	565,149	535,253
Pool# BC1489
3.00%, 8/1/2046	50,032	47,477
Pool# BD4890
3.50%, 8/1/2046	714,440	697,785
Pool# AS7760
4.00%, 8/1/2046	225,401	226,013
Pool# AS7648
4.00%, 8/1/2046	202,735	203,041
Pool# AS7795
4.00%, 8/1/2046	151,262	151,490
Pool# BD3911
4.00%, 8/1/2046	23,932	23,953
Pool# BD3923
4.00%, 8/1/2046	19,382	19,401
Pool# AS7770
4.50%, 8/1/2046	27,676	28,406
Pool# AL8947
3.50%, 9/1/2046	31,016	30,309
Pool# AL9263
3.00%, 10/1/2046	105,679	100,186
Pool# BM3932
3.50%, 10/1/2046	226,000	220,742
Pool# AL9234
3.50%, 10/1/2046	56,279	55,116
Pool# BC4766
4.50%, 10/1/2046	39,291	40,270
Pool# AS8154
4.50%, 10/1/2046	26,303	26,976
Pool# BC9003
3.00%, 11/1/2046	149,570	141,619
Pool# MA2806
3.00%, 11/1/2046	120,195	113,886
Pool# AS8369
3.50%, 11/1/2046	623,256	608,672
Pool# BE5067
3.50%, 11/1/2046	460,760	450,448
Pool# BE5038
4.00%, 11/1/2046	26,121	26,398
Pool# MA2833
3.00%, 12/1/2046	2,897,300	2,743,286
Pool# AS8483
3.00%, 12/1/2046	756,716	716,451
Pool# AS8488
3.00%, 12/1/2046	139,289	132,170
Pool# BC9067
3.00%, 12/1/2046	137,658	130,333
Pool# AS8509
3.00%, 12/1/2046	28,698	27,254
Pool# BM1121
3.50%, 12/1/2046	520,765	508,674
Pool# AS8572
3.50%, 12/1/2046	456,388	445,349
Pool# AS8417
3.50%, 12/1/2046	208,276	203,270
Pool# AS8492
3.50%, 12/1/2046	118,410	115,856

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA2863
3.00%, 1/1/2047	$1,207,694	$1,143,434
Pool# AS8650
3.00%, 1/1/2047	971,550	919,854
Pool# AL9697
3.00%, 1/1/2047	367,506	348,721
Pool# AS8647
3.00%, 1/1/2047	269,958	255,923
Pool# BE5775
3.00%, 1/1/2047	218,000	206,401
Pool# AS8692
3.50%, 1/1/2047	299,544	292,565
Pool# BM3204
3.50%, 1/1/2047	212,894	208,462
Pool# BD2440
3.50%, 1/1/2047	74,604	72,810
Pool# AL9774
3.50%, 1/1/2047	71,908	70,512
Pool# BE7115
4.50%, 1/1/2047	19,455	19,937
Pool# MA2895
3.00%, 2/1/2047	4,369,408	4,136,807
Pool# BM3688
3.50%, 2/1/2047	486,566	475,682
Pool# BD5046
3.50%, 2/1/2047	85,996	83,911
Pool# AL9848
3.00%, 3/1/2047	833,740	789,357
Pool# AL9859
3.00%, 3/1/2047	641,256	607,153
Pool# AS8966
4.00%, 3/1/2047	81,655	81,759
Pool# AS9463
3.50%, 4/1/2047	390,843	381,576
Pool# AS9451
3.50%, 4/1/2047	384,331	374,914
Pool# BD7122
4.00%, 4/1/2047	722,366	723,272
Pool# AS9467
4.00%, 4/1/2047	22,250	22,336
Pool# AS9562
3.00%, 5/1/2047	68,156	64,528
Pool# BM3237
3.50%, 5/1/2047	267,917	263,399
Pool# AS9577
3.50%, 5/1/2047	209,110	203,952
Pool# AS9586
4.00%, 5/1/2047	1,216,939	1,223,743
Pool# BM1268
4.00%, 5/1/2047	358,688	360,126
Pool# BE3670
3.50%, 6/1/2047	482,367	470,245
Pool# AS9794
3.50%, 6/1/2047	220,181	215,097
Pool# BM3549
4.00%, 6/1/2047	306,154	306,612
Pool# BE3702
4.00%, 6/1/2047	197,310	197,430
Pool# BM1295
4.50%, 6/1/2047	178,091	183,223

32

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BE9624
4.50%, 6/1/2047	$106,406	$109,045
Pool# BM3801
3.00%, 7/1/2047	337,466	319,520
Pool# BM1551
3.50%, 7/1/2047	292,032	285,108
Pool# AS9909
3.50%, 7/1/2047	162,144	158,300
Pool# AS9973
4.00%, 7/1/2047	25,021	25,050
Pool# 890673
3.00%, 8/1/2047	270,950	256,632
Pool# MA3087
3.50%, 8/1/2047	580,776	566,090
Pool# BM1658
3.50%, 8/1/2047	279,345	272,657
Pool# BH7375
3.50%, 8/1/2047	163,994	159,813
Pool# CA0123
4.00%, 8/1/2047	362,373	364,399
Pool# BH2597
4.00%, 8/1/2047	252,598	252,883
Pool# CA0407
3.50%, 9/1/2047	452,992	441,233
Pool# CA0265
4.00%, 9/1/2047	803,331	804,235
Pool# BM3556
4.00%, 9/1/2047	50,000	50,394
Pool# CA0487
3.50%, 10/1/2047	834,178	812,523
Pool# BM1959
3.50%, 10/1/2047	295,087	288,719
Pool# CA0493
4.00%, 10/1/2047	589,560	590,208
Pool# CA0549
4.00%, 10/1/2047	163,183	163,362
Pool# CA0623
4.50%, 10/1/2047	49,499	50,726
Pool# CA0693
3.50%, 11/1/2047	660,986	643,830
Pool# BM3358
3.50%, 11/1/2047	75,454	74,322
Pool# CA0696
4.00%, 11/1/2047	561,027	561,644
Pool# CA0808
4.00%, 11/1/2047	175,012	175,204
Pool# BM3191
4.00%, 11/1/2047	73,979	74,077
Pool# BM3379
3.00%, 12/1/2047	452,712	430,039
Pool# BJ1699
4.00%, 12/1/2047	217,100	217,855
Pool# BH7040
4.50%, 12/1/2047	60,720	62,267
Pool# CA1015
4.00%, 1/1/2048	325,249	325,405
Pool# CA1025
4.50%, 1/1/2048	1,150,908	1,180,234
Pool# CA1242
3.50%, 2/1/2048	126,201	123,672

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA3277
4.00%, 2/1/2048	$441,358	$441,570
Pool# BK1972
4.50%, 3/1/2048	53,828	55,354
Pool# CA1510
3.50%, 4/1/2048	169,903	165,465
Pool# CA1531
3.50%, 4/1/2048	50,424	49,414
Pool# CA1551
4.00%, 4/1/2048	2,851,966	2,855,102
Pool# CA1560
4.50%, 4/1/2048	116,213	119,620
Pool# BJ2681
5.00%, 4/1/2048	42,103	43,935
Pool# BM4024
3.50%, 5/1/2048	26,062	25,537
Pool# MA3358
4.50%, 5/1/2048	647,640	663,630
Pool# CA1898
4.50%, 6/1/2048	175,412	181,468
Pool# CA1951
4.00%, 7/1/2048	172,258	172,448
Pool# CA1988
4.50%, 7/1/2048	1,222,136	1,252,126
Pool# BK6577
4.50%, 7/1/2048	49,940	51,212
Pool# CA2376
4.00%, 9/1/2048	374,431	374,843
Pool# BF0200
3.50%, 11/1/2051	466,574	455,165
FNMA TBA
2.50%, 11/25/2033	489,000	468,026
3.00%, 11/25/2033	1,079,598	1,059,442
3.50%, 11/25/2033	365,000	364,715
4.00%, 11/25/2033	100,000	101,621
2.50%, 9/25/2043	225,000	205,682
3.00%, 11/25/2048	27,000	25,538
3.50%, 11/25/2048	117,000	113,878
4.00%, 11/25/2048	914,750	914,714
4.50%, 11/25/2048	90,000	92,144
5.00%, 11/25/2048	12,000	12,520
5.50%, 11/25/2048	23,000	24,369
GNMA I Pool
Pool# 279461
9.00%, 11/15/2019	30	30
Pool# 376510
7.00%, 5/15/2024	657	681
Pool# 457801
7.00%, 8/15/2028	1,853	1,948
Pool# 486936
6.50%, 2/15/2029	966	1,067
Pool# 502969
6.00%, 3/15/2029	2,651	2,840
Pool# 487053
7.00%, 3/15/2029	1,366	1,446
Pool# 781014
6.00%, 4/15/2029	2,327	2,527
Pool# 509099
7.00%, 6/15/2029	2,363	2,400

33

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 470643
7.00%, 7/15/2029	$9,244	$9,568
Pool# 434505
7.50%, 8/15/2029	40	41
Pool# 416538
7.00%, 10/15/2029	122	123
Pool# 524269
8.00%, 11/15/2029	4,353	4,361
Pool# 781124
7.00%, 12/15/2029	6,960	7,828
Pool# 507396
7.50%, 9/15/2030	31,156	32,041
Pool# 531352
7.50%, 9/15/2030	1,911	1,951
Pool# 536334
7.50%, 10/15/2030	132	135
Pool# 540659
7.00%, 1/15/2031	607	613
Pool# 486019
7.50%, 1/15/2031	683	699
Pool# 535388
7.50%, 1/15/2031	418	424
Pool# 537406
7.50%, 2/15/2031	269	270
Pool# 528589
6.50%, 3/15/2031	24,495	26,711
Pool# 508473
7.50%, 4/15/2031	2,976	3,221
Pool# 544470
8.00%, 4/15/2031	1,922	1,926
Pool# 781287
7.00%, 5/15/2031	3,323	3,713
Pool# 781319
7.00%, 7/15/2031	1,002	1,141
Pool# 485879
7.00%, 8/15/2031	6,522	7,095
Pool# 572554
6.50%, 9/15/2031	32,979	35,963
Pool# 781328
7.00%, 9/15/2031	3,260	3,695
Pool# 555125
7.00%, 9/15/2031	483	486
Pool# 550991
6.50%, 10/15/2031	792	864
Pool# 571267
7.00%, 10/15/2031	807	879
Pool# 574837
7.50%, 11/15/2031	1,503	1,526
Pool# 555171
6.50%, 12/15/2031	948	1,034
Pool# 781380
7.50%, 12/15/2031	1,020	1,178
Pool# 781481
7.50%, 1/15/2032	4,870	5,609
Pool# 580972
6.50%, 2/15/2032	138	151
Pool# 781401
7.50%, 2/15/2032	2,870	3,325
Pool# 781916
6.50%, 3/15/2032	51,552	56,621

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 552474
7.00%, 3/15/2032	$3,564	$3,907
Pool# 781478
7.50%, 3/15/2032	1,882	2,176
Pool# 781429
8.00%, 3/15/2032	3,257	3,830
Pool# 781431
7.00%, 4/15/2032	11,957	13,666
Pool# 552616
7.00%, 6/15/2032	29,372	31,986
Pool# 570022
7.00%, 7/15/2032	10,906	12,119
Pool# 595077
6.00%, 10/15/2032	6,242	6,784
Pool# 596657
7.00%, 10/15/2032	3,024	3,075
Pool# 552903
6.50%, 11/15/2032	91,111	99,354
Pool# 552952
6.00%, 12/15/2032	4,104	4,397
Pool# 602102
6.00%, 2/15/2033	11,177	11,972
Pool# 588192
6.00%, 2/15/2033	5,114	5,495
Pool# 553144
5.50%, 4/15/2033	19,739	21,244
Pool# 604243
6.00%, 4/15/2033	9,207	10,005
Pool# 611526
6.00%, 5/15/2033	6,296	6,745
Pool# 553320
6.00%, 6/15/2033	23,876	25,940
Pool# 573916
6.00%, 11/15/2033	25,183	26,975
Pool# 604788
6.50%, 11/15/2033	57,538	62,744
Pool# 781688
6.00%, 12/15/2033	29,999	32,566
Pool# 604875
6.00%, 12/15/2033	25,118	27,286
Pool# 781690
6.00%, 12/15/2033	12,143	13,479
Pool# 781699
7.00%, 12/15/2033	4,702	5,197
Pool# 621856
6.00%, 1/15/2034	24,757	26,519
Pool# 564799
6.00%, 3/15/2034	41,639	44,616
Pool# 630038
6.50%, 8/15/2034	47,879	52,211
Pool# 781804
6.00%, 9/15/2034	34,769	37,754
Pool# 781847
6.00%, 12/15/2034	26,277	28,557
Pool# 486921
5.50%, 2/15/2035	9,171	9,877
Pool# 781902
6.00%, 2/15/2035	28,760	31,245
Pool# 649513
5.50%, 10/15/2035	216,823	231,495

34

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 649510
5.50%, 10/15/2035	$136,451	$146,961
Pool# 652207
5.50%, 3/15/2036	32,123	34,151
Pool# 655519
5.00%, 5/15/2036	14,981	15,553
Pool# 652539
5.00%, 5/15/2036	14,028	14,806
Pool# 606308
5.50%, 5/15/2036	21,745	23,459
Pool# 606314
5.50%, 5/15/2036	5,285	5,618
Pool# 656666
6.00%, 6/15/2036	26,763	29,060
Pool# 657912
6.50%, 8/15/2036	3,530	3,849
Pool# 704630
5.50%, 7/15/2039	42,978	45,782
Pool# 757039
4.00%, 12/15/2040	279,480	283,915
Pool# 757038
4.00%, 12/15/2040	216,090	220,045
Pool# 755656
4.00%, 12/15/2040	89,087	90,709
Pool# 757044
4.00%, 12/15/2040	86,587	87,573
Pool# 742235
4.00%, 12/15/2040	81,508	82,569
Pool# 755655
4.00%, 12/15/2040	59,656	60,607
Pool# 757043
4.00%, 12/15/2040	41,645	42,054
Pool# 756631
4.00%, 12/15/2040	24,039	24,479
Pool# 742244
4.00%, 1/15/2041	193,475	196,561
Pool# 755959
4.00%, 1/15/2041	193,410	196,963
Pool# 753826
4.00%, 1/15/2041	79,874	81,133
Pool# 690662
4.00%, 1/15/2041	66,657	67,721
Pool# 719486
4.00%, 1/15/2041	31,416	31,821
Pool# 757557
4.00%, 2/15/2041	43,568	44,239
Pool# 757555
4.00%, 2/15/2041	41,062	41,751
Pool# AD7471
3.50%, 4/15/2043	357,234	352,873
Pool# AD6012
3.50%, 4/15/2043	348,582	344,324
Pool# AA6307
3.50%, 4/15/2043	241,993	239,038
Pool# AD9472
3.50%, 4/15/2043	204,591	202,091
Pool# AD7472
3.50%, 4/15/2043	167,587	165,541
Pool# AB3946
3.50%, 4/15/2043	111,850	110,484

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AA6403
3.00%, 5/15/2043	$802,806	$773,879
Pool# 783781
3.50%, 6/15/2043	107,217	105,905
Pool# 784015
3.00%, 7/15/2043	44,000	42,265
Pool# 784459
3.00%, 12/15/2046	118,302	113,310
Pool# 784355
4.00%, 12/15/2046	95,539	96,360
Pool# 784500
3.00%, 2/15/2047	166,426	159,458
Pool# 784458
3.50%, 12/15/2047	286,347	282,556
GNMA II Pool
Pool# 3851
5.50%, 5/20/2036	180,707	192,524
Pool# 4559
5.00%, 10/20/2039	279,481	297,150
Pool# 4715
5.00%, 6/20/2040	282,504	303,458
Pool# 4747
5.00%, 7/20/2040	156,822	167,126
Pool# 4771
4.50%, 8/20/2040	475,451	494,686
Pool# 4834
4.50%, 10/20/2040	1,253,025	1,303,747
Pool# 737727
4.00%, 12/20/2040	927,328	939,821
Pool# 737730
4.00%, 12/20/2040	286,914	290,791
Pool# 4923
4.50%, 1/20/2041	180,233	187,529
Pool# 4978
4.50%, 3/20/2041	27,331	28,439
Pool# 5017
4.50%, 4/20/2041	294,966	306,899
Pool# 5082
4.50%, 6/20/2041	495,090	515,055
Pool# 5175
4.50%, 9/20/2041	357,449	371,848
Pool# 675523
3.50%, 3/20/2042	358,525	352,721
Pool# MA0392
3.50%, 9/20/2042	1,305,841	1,290,033
Pool# MA0534
3.50%, 11/20/2042	739,479	730,527
Pool# MA0852
3.50%, 3/20/2043	802,272	796,017
Pool# MA0934
3.50%, 4/20/2043	944,303	932,871
Pool# AF1001
3.50%, 6/20/2043	272,873	268,708
Pool# MA1376
4.00%, 10/20/2043	809,429	821,123
Pool# AJ9335
3.50%, 10/20/2044	26,309	25,883
Pool# MA2754
3.50%, 4/20/2045	382,031	376,227
Pool# MA2824
2.50%, 5/20/2045	398,566	370,577

35

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA2825
3.00%, 5/20/2045	$768,723	$738,016
Pool# MA2891
3.00%, 6/20/2045	2,018,980	1,938,125
Pool# AO1103
3.50%, 9/20/2045	597,487	587,752
Pool# AO1099
3.50%, 9/20/2045	20,402	20,070
Pool# MA3106
4.00%, 9/20/2045	114,325	115,976
Pool# MA3172
3.00%, 10/20/2045	219,602	210,739
Pool# MA3173
3.50%, 10/20/2045	14,261	14,044
Pool# MA3174
4.00%, 10/20/2045	21,351	21,659
Pool# MA3243
3.00%, 11/20/2045	191,392	183,628
Pool# MA3244
3.50%, 11/20/2045	263,061	259,388
Pool# MA3309
3.00%, 12/20/2045	385,384	369,711
Pool# MA3310
3.50%, 12/20/2045	107,097	105,469
Pool# MA3377
4.00%, 1/20/2046	58,690	59,538
Pool# 784119
3.00%, 2/20/2046	764,320	734,890
Pool# MA3521
3.50%, 3/20/2046	637,255	627,376
Pool# MA3522
4.00%, 3/20/2046	616,592	623,998
Pool# MA3596
3.00%, 4/20/2046	360,221	345,348
Pool# MA3597
3.50%, 4/20/2046	114,586	112,774
Pool# MA3662
3.00%, 5/20/2046	650,544	624,388
Pool# MA3735
3.00%, 6/20/2046	744,139	712,955
Pool# MA3736
3.50%, 6/20/2046	2,206,799	2,170,887
Pool# MA3802
3.00%, 7/20/2046	1,305,346	1,250,844
Pool# MA3804
4.00%, 7/20/2046	56,049	56,654
Pool# MA3873
3.00%, 8/20/2046	1,293,274	1,239,076
Pool# MA3876
4.50%, 8/20/2046	21,443	22,284
Pool# MA3936
3.00%, 9/20/2046	1,136,483	1,089,376
Pool# MA3939
4.50%, 9/20/2046	12,540	13,027
Pool# MA4004
3.50%, 10/20/2046	1,154,437	1,135,116
Pool# MA4126
3.00%, 12/20/2046	2,419,548	2,316,651
Pool# MA4127
3.50%, 12/20/2046	547,425	538,095

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA4194
2.50%, 1/20/2047	$440,000	$407,984
Pool# MA4196
3.50%, 1/20/2047	74,560	73,288
Pool# MA4261
3.00%, 2/20/2047	561,310	537,411
Pool# MA4262
3.50%, 2/20/2047	3,904,545	3,837,938
Pool# MA4264
4.50%, 2/20/2047	28,000	29,075
Pool# MA4321
3.50%, 3/20/2047	1,780,761	1,750,375
Pool# MA4382
3.50%, 4/20/2047	584,891	574,908
Pool# AZ1974
3.50%, 4/20/2047	237,232	233,361
Pool# MA4384
4.50%, 4/20/2047	29,000	29,905
Pool# MA4512
4.50%, 6/20/2047	84,000	86,224
Pool# MA4585
3.00%, 7/20/2047	491,133	470,063
Pool# MA4587
4.00%, 7/20/2047	124,474	125,437
Pool# BC1888
3.50%, 8/20/2047	343,475	337,885
Pool# MA4652
3.50%, 8/20/2047	313,223	307,864
Pool# MA4653
4.00%, 8/20/2047	46,132	46,460
Pool# 784408
3.50%, 10/20/2047	152,939	150,570
Pool# MA4836
3.00%, 11/20/2047	455,156	435,517
Pool# MA4837
3.50%, 11/20/2047	659,213	647,932
Pool# MA4838
4.00%, 11/20/2047	2,099,228	2,114,188
Pool# MA4899
3.00%, 12/20/2047	463,582	443,564
Pool# MA4900
3.50%, 12/20/2047	717,434	705,158
Pool# 784421
3.50%, 12/20/2047	286,920	282,773
Pool# MA4962
3.50%, 1/20/2048	1,732,339	1,702,699
Pool# MA5078
4.00%, 3/20/2048	1,269,470	1,278,563
Pool# 784480
3.50%, 4/20/2048	119,475	117,659
Pool# 784479
3.50%, 4/20/2048	74,637	73,613
Pool# 784481
3.50%, 4/20/2048	26,417	25,957
Pool# MA5137
4.00%, 4/20/2048	317,184	319,460
Pool# BD4034
4.00%, 4/20/2048	74,353	75,101
Pool# MA5192
4.00%, 5/20/2048	1,860,374	1,873,751

36

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA5265
4.50%, 6/20/2048	$227,119	$233,220
Pool# MA5266
5.00%, 6/20/2048	31,565	32,854
Pool# MA5331
4.50%, 7/20/2048	404,542	415,429
Pool# MA5399
4.50%, 8/20/2048	548,329	563,045
Pool# MA5400
5.00%, 8/20/2048	33,879	35,306
GNMA TBA
3.00%, 2/20/2045	466,000	445,531
2.50%, 11/15/2048	235,000	217,743
3.00%, 11/15/2048	155,000	148,285
3.50%, 11/15/2048	1,871,000	1,837,600
4.00%, 11/15/2048	2,264,500	2,279,007
4.50%, 11/15/2048	970,000	994,926

Total Mortgage-Backed Securities (cost $223,794,228)		216,633,508

Municipal Bonds 0.8%
California 0.4%
Bay Area Toll Authority, RB
Series F-2, 6.26%, 4/1/2049	150,000	198,378
Series S-3, 6.91%, 10/1/2050	100,000	139,114
California State, GO, 7.60%, 11/1/2040	100,000	144,363
East Bay Municipal Utility District, RB, 5.87%, 6/1/2040	100,000	122,595
Los Angeles Community College District, GO, 6.75%, 8/1/2049	100,000	139,744
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	100,000	126,025
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	210,000	280,980
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	125,000	158,320
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	200,000	228,240
State of California, GO
7.55%, 4/1/2039	125,000	177,503
7.30%, 10/1/2039	200,000	271,768
7.63%, 3/1/2040	320,000	453,491
University of California, RB
Series AX, 3.06%, 7/1/2025	50,000	48,750
Series R, 5.77%, 5/15/2043	50,000	58,554
Series AD, 4.86%, 5/15/2112	200,000	195,128

		2,742,953

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/1/2030	200,000	209,424

Municipal Bonds (continued)

	Principal Amount	Value

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	$150,000	$173,721

Illinois 0.1%
State of Illinois, GO, 5.10%, 6/1/2033	535,000	504,885

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 6/1/2040	150,000	179,328

New Jersey 0.1%
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	150,000	180,325
New Jersey Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	265,000	369,405
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	250,000	288,588

		838,318

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	140,000	195,878
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Taxable, Second General Resolution, RB, 5.88%, 6/15/2044	100,000	124,612
New York City Transitional Finance Authority, Future Tax Secured, RB, Series B, 5.57%, 11/1/2038	100,000	114,458
New York Urban Development Corporation, State Personal Income Tax, RB, Series B, 2.10%, 3/15/2022	170,000	166,602
Port Authority of New York & New Jersey, RB
6.04%, 12/1/2029	300,000	353,310
4.46%, 10/1/2062	100,000	98,671

		1,053,531

Oregon 0.0%†
Oregon School Boards Association, Limited Tax Pension, GO, AGM Insured, 5.53%, 6/30/2028	200,000	221,942

Texas 0.1%
Dallas Independent School District, Texas School Building, GO, PSF-GTD, Series C, 6.45%, 2/15/2035	150,000	160,182
Texas State Taxable Build America Bond, GO, 5.52%, 4/1/2039	50,000	59,945
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	100,000	111,907

		332,034

37

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

Wisconsin 0.0%†
State of Wisconsin Bond, RB, Series C, 3.15%, 5/1/2027	$20,000	$19,054

Total Municipal Bonds (cost $5,819,290)		6,275,190

Supranational 1.4%
African Development Bank, 1.38%, 2/12/2020	500,000	490,362
Asian Development Bank
1.75%, 1/10/2020	500,000	493,313
1.50%, 1/22/2020	750,000	737,632
1.75%, 6/8/2021	500,000	483,765
2.50%, 11/2/2027	500,000	468,138
2.75%, 1/19/2028	200,000	191,066
European Bank for Reconstruction & Development, 2.75%, 3/7/2023	250,000	245,895
European Investment Bank
1.25%, 12/16/2019	1,000,000	981,884
1.38%, 6/15/2020	500,000	487,585
1.63%, 6/15/2021	500,000	481,770
1.38%, 9/15/2021	750,000	715,117
2.25%, 3/15/2022	750,000	729,183
2.50%, 10/15/2024	500,000	480,810
Inter-American Development Bank
1.63%, 5/12/2020	750,000	735,476
1.88%, 3/15/2021	250,000	243,434
2.13%, 1/18/2022	500,000	484,846
1.75%, 9/14/2022	250,000	237,455
2.00%, 6/2/2026	200,000	183,158
International Bank for Reconstruction & Development
1.13%, 11/27/2019	750,000	736,327
7.63%, 1/19/2023	677,000	795,658
3.00%, 9/27/2023	250,000	249,408
2.50%, 7/29/2025	250,000	239,147

Total Supranational (cost $11,087,009)		10,891,429

U.S. Government Agency Securities 1.4%
FFCB, 2.85%, 09/20/2021	745,000	741,105
FHLB
3.63%, 6/11/2021	1,200,000	1,219,266
3.13%, 6/13/2025	1,075,000	1,068,447
5.50%, 7/15/2036	300,000	371,787
FHLMC
2.38%, 2/16/2021	2,000,000	1,973,140
1.13%, 8/12/2021	1,137,000	1,080,933
2.38%, 1/13/2022	2,000,000	1,962,336
6.75%, 9/15/2029	388,000	503,228
6.75%, 3/15/2031	400,000	529,619
6.25%, 7/15/2032	365,000	473,031
FNMA, 6.25%, 05/15/2029	500,000	623,595
Tennessee Valley Authority, 4.88%, 01/15/2048	300,000	345,772

Total U.S. Government Agency Securities (cost $10,749,200)		10,892,259

U.S. Treasury Obligations 37.2%

	Principal Amount	Value

U.S. Treasury Bonds
8.13%, 8/15/2021	$1,800,000	$2,048,977
7.13%, 2/15/2023	1,000,000	1,166,094
6.25%, 8/15/2023	869,000	995,039
6.00%, 2/15/2026	1,444,500	1,719,688
6.13%, 11/15/2027	1,000,000	1,233,008
5.50%, 8/15/2028	1,000,000	1,195,352
5.25%, 11/15/2028	1,000,000	1,177,539
4.50%, 5/15/2038	500,000	586,797
4.50%, 8/15/2039	185,000	217,288
4.38%, 11/15/2039	280,000	323,728
3.88%, 8/15/2040	600,000	647,742
4.25%, 11/15/2040	500,000	568,887
3.75%, 8/15/2041	1,500,000	1,588,652
3.13%, 11/15/2041	2,000,000	1,918,828
3.13%, 2/15/2042	2,650,000	2,540,170
3.13%, 2/15/2043	1,250,000	1,192,871
3.63%, 8/15/2043	2,000,000	2,074,922
3.75%, 11/15/2043	1,850,000	1,958,977
3.63%, 2/15/2044	1,000,000	1,037,969
3.38%, 5/15/2044	1,700,000	1,692,762
3.13%, 8/15/2044	2,400,000	2,285,812
3.00%, 11/15/2044	7,000,000	6,517,109
3.00%, 5/15/2045	800,000	744,000
2.88%, 8/15/2045	2,500,000	2,267,285
3.00%, 11/15/2045	3,200,000	2,972,125
2.50%, 2/15/2046	2,500,000	2,096,875
2.50%, 5/15/2046	2,950,000	2,472,008
2.88%, 11/15/2046	2,700,000	2,441,918
3.00%, 2/15/2047	1,400,000	1,297,789
3.00%, 5/15/2047	1,600,000	1,481,937
2.75%, 8/15/2047	1,000,000	879,766
3.00%, 8/15/2048	2,000,000	1,849,297
U.S. Treasury Notes
1.38%, 1/31/2020	2,500,000	2,457,129
1.38%, 2/15/2020	5,000,000	4,910,156
3.63%, 2/15/2020	2,610,000	2,636,508
1.38%, 2/29/2020	2,000,000	1,962,656
2.25%, 2/29/2020	2,100,000	2,084,660
1.38%, 3/31/2020	5,500,000	5,390,215
1.13%, 4/30/2020	1,500,000	1,462,559
1.50%, 5/15/2020	2,500,000	2,449,902
3.50%, 5/15/2020	2,000,000	2,019,766
1.50%, 5/31/2020	4,500,000	4,406,836
1.50%, 7/15/2020	3,500,000	3,420,977
1.38%, 8/31/2020	1,000,000	973,359
2.13%, 8/31/2020	2,000,000	1,973,125
2.63%, 8/31/2020	2,500,000	2,489,258
1.75%, 10/31/2020	5,500,000	5,379,687
2.63%, 11/15/2020	2,360,000	2,347,555
1.63%, 11/30/2020	2,000,000	1,949,062
1.75%, 12/31/2020	8,000,000	7,810,312
2.38%, 12/31/2020	3,000,000	2,967,422
2.25%, 2/15/2021	6,000,000	5,913,516
3.63%, 2/15/2021	2,500,000	2,539,160
2.25%, 3/31/2021	3,000,000	2,954,297
2.25%, 4/30/2021	2,000,000	1,968,516
3.13%, 5/15/2021	1,250,000	1,256,494
1.38%, 5/31/2021	2,000,000	1,923,672
1.13%, 6/30/2021	2,000,000	1,908,828

38

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

2.13%, 6/30/2021	$3,500,000	$3,429,180
1.13%, 9/30/2021	1,900,000	1,804,629
2.88%, 10/15/2021	6,500,000	6,489,336
2.00%, 11/15/2021	1,000,000	973,008
1.75%, 11/30/2021	2,000,000	1,930,156
1.88%, 11/30/2021	2,000,000	1,937,734
2.00%, 12/31/2021	2,000,000	1,943,125
1.50%, 1/31/2022	2,000,000	1,910,313
1.75%, 2/28/2022	7,000,000	6,735,313
1.75%, 3/31/2022	4,000,000	3,844,062
1.75%, 4/30/2022	2,000,000	1,919,922
1.88%, 4/30/2022	2,000,000	1,928,281
1.75%, 5/15/2022	1,700,000	1,631,070
1.75%, 5/31/2022	2,000,000	1,918,125
1.75%, 6/30/2022	1,000,000	958,125
2.13%, 6/30/2022	500,000	485,508
1.88%, 7/31/2022	4,000,000	3,845,625
2.00%, 7/31/2022	4,500,000	4,346,543
1.63%, 8/15/2022	1,200,000	1,142,391
1.63%, 8/31/2022	5,000,000	4,757,617
1.88%, 8/31/2022	3,500,000	3,361,367
1.75%, 9/30/2022	2,000,000	1,910,000
1.88%, 9/30/2022	2,500,000	2,399,316
2.00%, 11/30/2022	1,400,000	1,347,828
2.13%, 12/31/2022	5,500,000	5,316,094
1.50%, 2/28/2023	1,000,000	940,117
1.50%, 3/31/2023	2,500,000	2,347,559
1.63%, 4/30/2023	2,000,000	1,886,172
1.63%, 5/31/2023	2,000,000	1,884,219
1.38%, 6/30/2023	2,700,000	2,511,527
2.50%, 8/15/2023	3,800,000	3,717,469
1.38%, 8/31/2023	3,700,000	3,432,617
2.75%, 8/31/2023	2,000,000	1,979,766
2.75%, 11/15/2023	3,000,000	2,966,016
2.13%, 11/30/2023	3,900,000	3,740,344
2.25%, 1/31/2024	1,000,000	963,437
2.75%, 2/15/2024	1,500,000	1,481,133
2.13%, 2/29/2024	3,500,000	3,348,516
2.13%, 3/31/2024	1,000,000	955,859
2.50%, 5/15/2024	1,700,000	1,654,711
2.00%, 5/31/2024	3,500,000	3,317,480
2.00%, 6/30/2024	1,500,000	1,420,195
2.13%, 7/31/2024	1,500,000	1,428,281
1.88%, 8/31/2024	1,000,000	938,555
2.13%, 9/30/2024	2,000,000	1,901,172
2.25%, 10/31/2024	1,000,000	956,641
2.25%, 11/15/2024	3,160,000	3,021,133
2.13%, 11/30/2024	1,200,000	1,138,781
2.50%, 1/31/2025	1,500,000	1,453,008
2.00%, 2/15/2025	2,000,000	1,878,750
2.75%, 2/28/2025	1,500,000	1,473,691
2.13%, 5/15/2025	1,600,000	1,510,500
2.00%, 8/15/2025	2,000,000	1,867,734
3.00%, 10/31/2025	1,500,000	1,492,500
2.25%, 11/15/2025	1,500,000	1,420,781
1.63%, 5/15/2026	2,000,000	1,802,813
1.50%, 8/15/2026	4,000,000	3,557,031
2.00%, 11/15/2026	2,700,000	2,486,109
2.25%, 2/15/2027	5,300,000	4,962,125
2.38%, 5/15/2027	4,000,000	3,775,469
2.25%, 8/15/2027	3,500,000	3,261,152

U.S. Treasury Obligations (continued)

	Principal Amount	Value

2.25%, 11/15/2027	$7,000,000	$6,509,180
2.88%, 8/15/2028	3,000,000	2,928,868

Total U.S. Treasury Obligations (cost $297,759,797)		287,322,917

Short-Term Investment 0.0%†

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (g)(h)	14,790	14,790

Total Short-Term Investment (cost $14,790)		14,790

Repurchase Agreement 0.0%†

	Principal Amount

BNP Paribas Securities Corp. 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $123,459, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $125,958. (h)(i)	$123,452	123,452

Total Repurchase Agreement (cost $123,452)		123,452

Total Investments (cost $790,421,426) — 99.1%		766,412,309

Other assets in excess of liabilities — 0.9%		7,251,304

NET ASSETS — 100.0%		$773,663,613

(a)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 7 for further information. The interest rate shown was the current rate as of October 31, 2018.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2018.

(c)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $2,794,680 which represents 0.36% of net assets.

39

Statement of Investments (Continued)

October 31, 2018

Nationwide Bond Index Fund (Continued)

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2018.

(e)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $135,431, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $14,790 and $123,452, respectively, a total value of $138,242.

(f)	Investment in affiliate.

(g)	Represents 7-day effective yield as of October 31, 2018.

(h)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $138,242.

(i)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

AGM	Assured Guaranty Municipal Corp.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

40

Statement of Assets and Liabilities

October 31, 2018

Nationwide Bond Index Fund
Assets:
Investment securities of affiliated issuers, at value (cost $43,857)	$80,249
Investment securities of unaffiliated issuers, at value* (cost $790,254,116)	766,208,608
Repurchase agreement, at value (cost $123,452)	123,452
Cash	20,668,612
Interest receivable	5,043,939
Security lending income receivable	112
Receivable for investments sold	20,191,372
Receivable for capital shares issued	219,303
Reclaims receivable	635
Prepaid expenses	19,570

Total Assets	812,555,852

Liabilities:
Payable for investments purchased	37,397,099
Distributions payable	62,734
Payable for capital shares redeemed	981,517
Payable upon return of securities loaned (Note 2)	138,242
Accrued expenses and other payables:
Investment advisory fees	124,111
Fund administration fees	42,145
Distribution fees	41,238
Administrative servicing fees	22,866
Accounting and transfer agent fees	12,256
Trustee fees	2,552
Custodian fees	5,829
Compliance program costs (Note 3)	521
Professional fees	41,718
Printing fees	11,392
Other	8,019

Total Liabilities	38,892,239

Net Assets	$773,663,613

Represented by:
Capital	$808,194,063
Total distributable earnings (loss)	(34,530,450)

Net Assets	$773,663,613

Net Assets:
Class A Shares	$188,895,228
Class C Shares	1,149,194
Class R6 Shares	580,461,810
Institutional Service Class Shares	3,157,381

Total	$773,663,613

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,980,810
Class C Shares	109,398
Class R6 Shares	55,362,061
Institutional Service Class Shares	301,163

Total	73,753,432

41

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Bond Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.51
Class C Shares (b)	$10.50
Class R6 Shares	$10.48
Institutional Service Class Shares	$10.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.75

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $135,431 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

42

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$23,822,959
Dividend income from unaffiliated issuers	515,843
Interest income from affiliated issuers	5,063
Income from securities lending (Note 2)	4,613

Total Income	24,348,478

EXPENSES:
Investment advisory fees	1,690,257
Fund administration fees	292,985
Distribution fees Class A	528,810
Distribution fees Class C	13,835
Administrative servicing fees Class A	338,442
Administrative servicing fees Class C	1,209
Administrative servicing fees Institutional Service Class	5,227
Registration and filing fees	57,768
Professional fees	88,243
Printing fees	25,285
Trustee fees	26,732
Custodian fees	33,505
Accounting and transfer agent fees	49,080
Compliance program costs (Note 3)	3,394
Other	23,064

Total Expenses	3,177,836

NET INVESTMENT INCOME	21,170,642

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities of unaffiliated issuers	(8,282,249)
Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	(3,939)
Investment securities of unaffiliated issuers	(36,389,108)

Net change in unrealized appreciation/depreciation	(36,393,047)

Net realized/unrealized losses	(44,675,296)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,504,654)

The accompanying notes are an integral part of these financial statements.

43

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$21,170,642	$19,673,101
Net realized gains/(losses)	(8,282,249)	308,575
Net change in unrealized appreciation/depreciation	(36,393,047)	(14,189,990)

Change in net assets resulting from operations	(23,504,654)	5,791,686

Distributions to Shareholders From:
Distributable earnings:
Class A	(4,656,012)	(4,052,700	)(a)
Class C	(20,737)	(29,148	)(a)
Class R6 (b)	(17,478,413)	(18,102,173	)(a)
Institutional Service Class	(53,505)	(1,614	)(a)

Change in net assets from shareholder distributions	(22,208,667)	(22,185,635)

Change in net assets from capital transactions	(216,123,536)	151,978,779

Change in net assets	(261,836,857)	135,584,830

Net Assets:
Beginning of year	1,035,500,470	899,915,640

End of year	$773,663,613	$1,035,500,470	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$47,221,453	$67,423,523
Dividends reinvested	3,957,341	3,497,166
Cost of shares redeemed	(64,942,779)	(40,138,712)

Total Class A Shares	(13,763,985)	30,781,977

Class C Shares
Proceeds from shares issued	113,333	802,281
Dividends reinvested	20,330	26,741
Cost of shares redeemed	(853,891)	(1,103,012)

Total Class C Shares	(720,228)	(273,990)

Class R6 Shares (b)
Proceeds from shares issued	70,111,403	300,754,828
Dividends reinvested	17,478,115	18,102,163
Cost of shares redeemed	(292,336,337)	(197,557,877)

Total Class R6 Shares	(204,746,819)	121,299,114

Institutional Service Class Shares
Proceeds from shares issued	5,707,865	177,960
Dividends reinvested	53,452	1,614
Cost of shares redeemed	(2,653,821)	(7,896)

Total Institutional Service Class Shares	3,107,496	171,678

Change in net assets from capital transactions	$(216,123,536)	$151,978,779

44

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	4,365,202	6,119,628
Reinvested	368,178	317,759
Redeemed	(6,041,484)	(3,643,105)

Total Class A Shares	(1,308,104)	2,794,282

Class C Shares
Issued	10,557	72,081
Reinvested	1,890	2,432
Redeemed	(78,676)	(100,196)

Total Class C Shares	(66,229)	(25,683)

Class R6 Shares (b)
Issued	6,487,899	27,342,496
Reinvested	1,627,283	1,647,429
Redeemed	(27,179,247)	(17,982,840)

Total Class R6 Shares	(19,064,065)	11,007,085

Institutional Service Class Shares
Issued	530,941	16,133
Reinvested	5,002	146
Redeemed	(250,343)	(716)

Total Institutional Service Class Shares	285,600	15,563

Total change in shares	(20,152,798)	13,791,247

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $3,819,448, $26,304, 17,249,276 and $1,602 for Class A, Class C, Class R6 and Institutional Service Class, respectively and net realized gains of $233,252, 2,844, 852,897 and $12 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated distributions in excess of net investment income of $17,223.

The accompanying notes are an integral part of these financial statements.

45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Year Ended October 31, 2018	$11.04	0.22	(0.51)	(0.29)	(0.24)	–	(0.24)	$10.51	(2.68%	)	$188,895,228	0.67%	2.08%	0.67%	163.27%
Year Ended October 31, 2017	$11.25	0.20	(0.19)	0.01	(0.21)	(0.01)	(0.22)	$11.04	0.17%		$213,022,268	0.67%	1.77%	0.67%	213.42%
Year Ended October 31, 2016	$11.14	0.20	0.20	0.40	(0.23)	(0.06)	(0.29)	$11.25	3.63%		$185,557,723	0.67%	1.81%	0.67%	147.02%
Year Ended October 31, 2015	$11.31	0.18	(0.03)	0.15	(0.20)	(0.12)	(0.32)	$11.14	1.36%		$206,342,539	0.66%	1.64%	0.66%	297.27%
Year Ended October 31, 2014	$11.34	0.22	0.18	0.40	(0.24)	(0.19)	(0.43)	$11.31	3.64%		$206,721,780	0.66%	1.96%	0.66%	227.55%

Class C Shares
Year Ended October 31, 2018	$11.04	0.15	(0.53)	(0.38)	(0.16)	–	(0.16)	$10.50	(3.43%	)	$1,149,194	1.35%	1.38%	1.35%	163.27%
Year Ended October 31, 2017	$11.25	0.12	(0.18)	(0.06)	(0.14)	(0.01)	(0.15)	$11.04	(0.51%	)	$1,938,975	1.35%	1.09%	1.35%	213.42%
Year Ended October 31, 2016	$11.14	0.13	0.19	0.32	(0.15)	(0.06)	(0.21)	$11.25	2.95%		$2,264,316	1.33%	1.13%	1.33%	147.02%
Year Ended October 31, 2015	$11.31	0.11	(0.04)	0.07	(0.12)	(0.12)	(0.24)	$11.14	0.68%		$1,603,592	1.34%	0.95%	1.34%	297.27%
Year Ended October 31, 2014	$11.35	0.15	0.16	0.31	(0.16)	(0.19)	(0.35)	$11.31	2.89%		$623,307	1.31%	1.31%	1.31%	227.55%

Class R6 Shares (f)
Year Ended October 31, 2018	$11.02	0.27	(0.53)	(0.26)	(0.28)	–	(0.28)	$10.48	(2.38%	)	$580,461,810	0.26%	2.48%	0.26%	163.27%
Year Ended October 31, 2017	$11.23	0.24	(0.18)	0.06	(0.26)	(0.01)	(0.27)	$11.02	0.58%		$820,367,755	0.26%	2.19%	0.26%	213.42%
Year Ended October 31, 2016	$11.11	0.25	0.20	0.45	(0.27)	(0.06)	(0.33)	$11.23	4.16%		$712,093,601	0.26%	2.22%	0.26%	147.02%
Year Ended October 31, 2015	$11.29	0.23	(0.04)	0.19	(0.25)	(0.12)	(0.37)	$11.11	1.69%		$803,043,994	0.25%	2.05%	0.25%	297.27%
Year Ended October 31, 2014	$11.32	0.26	0.18	0.44	(0.28)	(0.19)	(0.47)	$11.29	4.06%		$668,902,036	0.26%	2.37%	0.26%	227.55%

Institutional Service Class Shares
Year Ended October 31, 2018	$11.02	0.25	(0.53)	(0.28)	(0.26)	–	(0.26)	$10.48	(2.59%	)	$3,157,381	0.50%	2.31%	0.50%	163.27%
Period Ended October 31, 2017 (g)	$10.92	0.23	0.10	0.33	(0.22)	(0.01)	(0.23)	$11.02	3.07%		$171,472	0.45%	2.27%	0.45%	213.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(g)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

46

Fund Commentary	Nationwide International Index Fund

For the annual period ended October 31, 2018, the Nationwide International Index Fund (Class R6) registered -7.22% versus -6.85% for its benchmark, the MSCI EAFE® Index. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Foreign Large Blend (consisting of 763 funds as of October 31, 2018), was -8.21% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2017, Japan contributed 1.98% to the MSCI EAFE Index’s (the “Index”) total return of 3.87%, the most out of any country represented in the Index, as the Japanese Tokyo Stock Price Index (TOPIX) surged 8.7% in the quarter. Prime Minister Shinzo Abe’s victory at the October 22, 2017, “snap” election diminished uncertainty in the market, which helped investors focus on an improved earnings outlook, the benefits of increased global trade, and a strengthening domestic economy. Elsewhere in the Asia-Pacific Region (APAC), Australia contributed 0.46% to the Index’s total return, the third most out of country exposures, as the country gained 6.87% in the quarter. Singapore also posted a respectable gain of 10.10% in the quarter. Detractors in the Index for the quarter were the Utilities and Healthcare sectors.

In Europe, robust economic and corporate earnings growth helped the region post respectable gains despite recent headline noise around a Catalonian secession attempt in Spain and stubbornly low inflation. The United Kingdom (UK) contributed 1% to the Index’s total return in the quarter, the second highest contribution to the return of the Index, but the UK underperformed continental countries with smaller weightings in the Index. Austria gained 6% in the quarter, outperforming other European single country exposures.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. From a single country standpoint, the UK detracted the most from the Index’s total return of -0.98%. Rising gilt yields (the interest rates paid on British government bonds) diminished the attractiveness of defensive sectors, while ongoing political uncertainty weighed on broader market sentiment. In the eurozone, Italy contributed the highest amount to the Index’s total return out of other eurozone members after the Italian elections did not meaningfully impact risk sentiment. Separately, sovereign bonds in the region sold-off. The Germany’s benchmark 10-year Bund yield increased 0.07% while the same tenor of gilts increased 0.16%. On the economic front, gross domestic product (GDP) growth stabilized while the Institute for Supply Management® Purchasing Managers Index indicators were slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate has continued its downward trajectory across the region. In APAC, Japan contributed the most to the Index’s total return (in U.S. dollar [USD] terms). However, this was due to local currency appreciation, as the yen rallied over 6% against the USD amid a flurry of safe haven bids, and as the Bank of Japan announced a slight reduction in long-end bond purchasing. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index, as the Japan faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export-sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

In the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market (DM) equity markets throughout the quarter. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the quarter. The formation of Italy’s populist coalition government intensified European political risk. Momentum for eurozone reform also showed signs of weakness as negotiations over immigration policy within the German coalition government broke down. Additionally, a stronger USD — attributed to

47

Fund Commentary (cont.)	Nationwide International Index Fund

increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged DM equity returns in the quarter. From a sector standpoint, Energy shares outperformed as Brent crude (a trading classification of sweet light crude oil that serves as a benchmark price for worldwide oil purchases) remained in a high-trading range throughout the quarter. Commodities rallied approximately 13% in the quarter, as the U.S. announcement of its departure from the Iran nuclear deal and re-imposition of Iranian sanctions provided an upside surprise. Separately, shares of companies in the Financials sector underperformed amid subdued European interest rates, uncertainty stemming from anti-eurozone populism, and regulatory concerns. From a single country standpoint, Australia contributed the most to the Index’s total return over the quarter. Shares of the firms in the Materials and Energy sectors outperformed as Australia was spared from the U.S. steel and aluminum tariffs. The UK also contributed significantly to the Index’s total return of -1.59% over the quarter, with the Energy sector in the lead. Relatively strong UK growth also was supportive, apparent from the country reaching its lowest unemployment rate since 1975. From a pure performance perspective, Israeli equities outperformed, as a large jump in shares of an Israeli multinational pharmaceutical company contributed meaningfully to the country’s equity market. Less positively, Japanese equities weighed the most on the Index’s total return, as cyclicals and export sensitive names were particularly hit by U.S. protectionism headlines.

In the third quarter of 2018, risk sentiment was elevated as steady corporate earnings and economic growth supported DM generally in the face of rising U.S. protectionism. In Japan, equities rallied 3.7% in the quarter and added 0.9% to the Index’s total return, while a 2.5% depreciation in the yen helped export names. The September release of the Japan’s second-quarter GDP number indicated growth had reached an annualized 3%, which was the fastest growth rate since the first quarter of 2016. Inflation data also exceeded expectations. Switzerland provided the second largest boost to the Index, as the country rallied 6.2% and contributed 0.5% to the Index’s total return. The impressive price action was the result of strength in Swiss biotech names. Elsewhere, the UK detracted the most from the Index’s total return of 1.22%, with the country down 1.7%, equating to a loss of 0.3% for the Index. Continued Brexit uncertainty weighed on the market, influencing a 1.5% decline in the British sterling. Italy also weighed on the overall Index, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

International DM, as represented by the Index, declined 6.85% for the reporting period (in USD). From a sector perspective, Energy (0.52%), had the strongest return in the Index (in USD), with notable results in healthcare (0.24%). Other sectors returned negative results, with Financials (-2.64%), Industrials (-1.43%), and Consumer Discretionary (-0.97%) as the greatest detractors.

BlackRock typically uses exchange-traded equity index futures in its strategies for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the Fund, and we keep cash to fully cover all outstanding futures positions.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the Fund. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark. The Fund generally carries less than 1% in cash that is typically equitized using equity futures.

48

Fund Commentary (cont.)	Nationwide International Index Fund

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). Smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Fund Overview	Nationwide International Index Fund

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreement	0.2%
Short-Term Investment††	0.0%
Rights††	0.0%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries†††

Banks	10.9%
Pharmaceuticals	8.0%
Oil, Gas & Consumable Fuels	6.1%
Insurance	5.5%
Chemicals	3.5%
Automobiles	3.4%
Food Products	3.3%
Metals & Mining	3.0%
Machinery	2.6%
Capital Markets	2.4%
Other Industries*	51.3%
100.0%

Top Countries†††

Japan	24.5%
United Kingdom	14.3%
France	10.8%
Switzerland	9.1%
Germany	9.0%
Australia	7.6%
Netherlands	4.7%
Hong Kong	3.2%
Spain	2.9%
Sweden	2.4%
Other Countries*	11.5%
100.0%

Top Holdings†††

Nestle SA (Registered)	2.0%
Novartis AG (Registered)	1.4%
Roche Holding AG	1.3%
HSBC Holdings plc	1.3%
Royal Dutch Shell plc	1.1%
BP plc	1.1%
TOTAL SA	1.1%
Toyota Motor Corp.	1.0%
Royal Dutch Shell plc	0.9%
SAP SE	0.8%
Other Holdings*	88.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

50

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(7.62)%	1.53%	6.23%
	w/SC2	(12.91)%	0.34%	5.60%
Class C	w/o SC1	(8.18)%	0.86%	5.57%
	w/SC3	(9.04)%	N/A	N/A
Class R4,5,		(7.88)%	1.27%	6.05%
Class R6[4,6]		(7.22)%	1.93%	6.65%
Institutional Service Class[4]		(7.40)%	N/A	7.53%	[7]*
MSCI EAFE® Index		(6.85)%	2.02%	6.89%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

Expense Ratio^
Class A	0.71%
Class C	1.38%
Class R	1.01%
Class R6	0.31%
Institutional Service Class	0.56%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

51

Fund Performance (cont.)	Nationwide International Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide International Index Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

52

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	901.30	3.45	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.58	3.67	0.72
Class C Shares	Actual	(a)	1,000.00	898.30	6.60	1.38
	Hypothetical	(a)(b)	1,000.00	1,018.25	7.02	1.38
Class R Shares	Actual	(a)	1,000.00	899.40	4.98	1.04
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.30	1.04
Class R6 Shares	Actual	(a)	1,000.00	902.80	1.49	0.31
	Hypothetical	(a)(b)	1,000.00	1,023.64	1.58	0.31
Institutional Service Class Shares	Actual	(a)	1,000.00	901.30	2.44	0.51
	Hypothetical	(a)(b)	1,000.00	1,022.63	2.60	0.51

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

53

Statement of Investments

October 31, 2018

Nationwide International Index Fund

Common Stocks 98.6%

	Shares	Value

AUSTRALIA 7.5%
Banks 1.9%
Australia & New Zealand Banking Group Ltd.	312,775	$5,782,441
Bank of Queensland Ltd.	40,530	276,811
Bendigo & Adelaide Bank Ltd.	55,343	402,011
Commonwealth Bank of Australia	190,702	9,379,621
National Australia Bank Ltd.	295,068	5,283,145
Westpac Banking Corp.	370,966	7,094,908

		28,218,937

Beverages 0.1%
Coca-Cola Amatil Ltd.	59,111	415,430
Treasury Wine Estates Ltd.	76,730	824,011

		1,239,441

Biotechnology 0.4%
CSL Ltd.	49,023	6,574,686

Capital Markets 0.3%
ASX Ltd.	21,149	885,517
Macquarie Group Ltd.	34,880	2,903,423

		3,788,940

Chemicals 0.1%
Incitec Pivot Ltd.	186,596	516,535
Orica Ltd.	39,314	478,612

		995,147

Commercial Services & Supplies 0.1%
Brambles Ltd.	175,362	1,312,072

Construction & Engineering 0.0%†
CIMIC Group Ltd.	10,081	338,222

Construction Materials 0.0%†
Boral Ltd.	122,521	487,925

Containers & Packaging 0.1%
Amcor Ltd.	126,391	1,191,161

Diversified Financial Services 0.1%
AMP Ltd.	317,927	556,650
Challenger Ltd.	56,970	415,197

		971,847

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	452,524	989,697
TPG Telecom Ltd.	45,657	232,224

		1,221,921

Electric Utilities 0.0%†
AusNet Services	181,656	220,450

Equity Real Estate Investment Trusts (REITs) 0.4%
Dexus	106,681	772,552
Goodman Group	175,645	1,292,654
GPT Group (The)	188,194	688,203
Mirvac Group	379,444	583,926
Scentre Group	578,241	1,626,165
Stockland	263,806	675,177
Vicinity Centres	349,408	654,755

		6,293,432

Food & Staples Retailing 0.5%
Wesfarmers Ltd.	122,504	4,056,179
Woolworths Group Ltd.	142,921	2,880,111

		6,936,290

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Gas Utilities 0.1%
APA Group	129,288	$880,298

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	6,329	799,474

Health Care Providers & Services 0.1%
Healthscope Ltd.	197,740	295,420
Ramsay Health Care Ltd.	14,660	584,572
Sonic Healthcare Ltd.	43,185	690,994

		1,570,986

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	63,632	1,200,596
Crown Resorts Ltd.	43,388	384,955
Domino’s Pizza Enterprises Ltd.	7,468	286,052
Flight Centre Travel Group Ltd.	6,272	206,446
Tabcorp Holdings Ltd.	209,426	686,461

		2,764,510

Insurance 0.3%
Insurance Australia Group Ltd.	247,231	1,197,625
Medibank Pvt Ltd.	283,846	561,758
QBE Insurance Group Ltd.	145,366	1,167,182
Suncorp Group Ltd.	139,451	1,386,008

		4,312,573

Interactive Media & Services 0.0%†
REA Group Ltd.	5,448	276,953

IT Services 0.0%†
Computershare Ltd.	48,342	678,097

Metals & Mining 1.8%
Alumina Ltd.	280,582	505,927
BHP Billiton Ltd.	348,029	8,053,541
BHP Billiton plc	228,871	4,572,199
BlueScope Steel Ltd.	59,844	613,318
Fortescue Metals Group Ltd.	173,687	491,341
Newcrest Mining Ltd.	85,312	1,252,857
Rio Tinto Ltd.	45,071	2,443,928
Rio Tinto plc	128,614	6,256,437
South32 Ltd.	557,225	1,425,617

		25,615,165

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	59,475	134,321

Multi-Utilities 0.1%
AGL Energy Ltd.	68,664	878,554

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	29,293	586,848
Oil Search Ltd.	150,730	831,199
Origin Energy Ltd.*	187,895	971,792
Santos Ltd.	194,494	915,808
Woodside Petroleum Ltd.	100,567	2,486,941

		5,792,588

Professional Services 0.0%†
SEEK Ltd.	37,325	473,097

Real Estate Management & Development 0.1%
LendLease Group	62,205	776,267

Road & Rail 0.0%†
Aurizon Holdings Ltd.	212,347	632,415

54

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Transportation Infrastructure 0.2%
Sydney Airport	119,722	$546,881
Transurban Group	285,763	2,293,482

		2,840,363

		108,216,132

AUSTRIA 0.3%
Banks 0.1%
Erste Group Bank AG*	32,107	1,306,461
Raiffeisen Bank International AG	15,470	421,839

		1,728,300

Machinery 0.0%†
ANDRITZ AG	7,659	395,943

Metals & Mining 0.1%
voestalpine AG	11,804	419,059

Oil, Gas & Consumable Fuels 0.1%
OMV AG	16,251	903,987

		3,447,289

BELGIUM 1.0%
Banks 0.1%
KBC Group NV	27,118	1,867,275

Beverages 0.4%
Anheuser-Busch InBev SA/NV	82,568	6,084,179

Chemicals 0.2%
Solvay SA	7,766	884,921
Umicore SA	22,207	1,045,460

		1,930,381

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	8,836	822,227

Diversified Telecommunication Services 0.0%†
Proximus SADP	15,816	403,871

Food & Staples Retailing 0.0%†
Colruyt SA	6,227	361,853

Insurance 0.1%
Ageas	20,390	1,020,224

Media 0.0%†
Telenet Group Holding NV	5,670	275,538

Pharmaceuticals 0.1%
UCB SA	13,707	1,150,540

		13,916,088

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	46,225	463,178

CHINA 0.1%
Auto Components 0.0%†
Minth Group Ltd.	76,000	247,520

Banks 0.1%
BOC Hong Kong Holdings Ltd.	402,600	1,500,161

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	239,666	215,264

		1,962,945

Common Stocks (continued)

	Shares	Value

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	7,135	$403,014

DENMARK 1.6%
Banks 0.1%
Danske Bank A/S	78,927	1,509,681

Beverages 0.1%
Carlsberg A/S, Class B	11,452	1,263,169

Biotechnology 0.1%
Genmab A/S*	6,564	899,180

Chemicals 0.2%
Chr Hansen Holding A/S	10,794	1,089,884
Novozymes A/S, Class B	24,538	1,212,029

		2,301,913

Commercial Services & Supplies 0.0%†
ISS A/S	17,464	573,477

Electric Utilities 0.1%
Orsted A/S Reg. S (a)	20,820	1,322,765

Electrical Equipment 0.1%
Vestas Wind Systems A/S	21,460	1,344,016

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	13,061	1,217,500
William Demant Holding A/S*	11,494	377,817

		1,595,317

Insurance 0.0%†
Tryg A/S	13,375	321,947

Marine 0.1%
AP Moller — Maersk A/S, Class A	393	466,930
AP Moller — Maersk A/S, Class B	696	883,635

		1,350,565

Pharmaceuticals 0.6%
H Lundbeck A/S	7,229	336,937
Novo Nordisk A/S, Class B	196,889	8,503,545

		8,840,482

Road & Rail 0.1%
DSV A/S	20,083	1,612,818

Textiles, Apparel & Luxury Goods 0.0%†
Pandora A/S	11,907	744,775

		23,680,105

FINLAND 1.2%
Auto Components 0.0%†
Nokian Renkaat OYJ	13,450	426,715

Banks 0.2%
Nordea Bank Abp	329,149	2,862,697

Communications Equipment 0.2%
Nokia OYJ	611,175	3,444,553

Diversified Telecommunication Services 0.0%†
Elisa OYJ	16,085	640,338

Electric Utilities 0.1%
Fortum OYJ	48,724	1,026,094

Insurance 0.2%
Sampo OYJ, Class A	48,109	2,214,945

55

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND (continued)
Machinery 0.2%
Kone OYJ, Class B	35,881	$1,747,912
Metso OYJ	10,758	338,971
Wartsila OYJ Abp	46,953	797,296

		2,884,179

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	13,398	1,103,906

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	61,366	924,229
UPM-Kymmene OYJ	57,883	1,861,559

		2,785,788

Pharmaceuticals 0.0%†
Orion OYJ, Class B	11,702	402,001

		17,791,216

FRANCE 10.6%
Aerospace & Defense 0.9%
Airbus SE	63,091	6,953,682
Dassault Aviation SA	260	431,345
Safran SA	36,030	4,641,082
Thales SA	11,538	1,473,077

		13,499,186

Air Freight & Logistics 0.0%†
Bollore SA	98,051	414,712

Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA	18,481	1,893,446
Faurecia SA	7,868	380,320
Valeo SA	26,346	850,570

		3,124,336

Automobiles 0.2%
Peugeot SA	64,074	1,520,105
Renault SA	20,687	1,545,066

		3,065,171

Banks 0.8%
BNP Paribas SA	121,797	6,351,010
Credit Agricole SA	125,378	1,605,974
Societe Generale SA	82,593	3,033,873

		10,990,857

Beverages 0.3%
Pernod Ricard SA	23,010	3,511,017
Remy Cointreau SA	2,632	312,500

		3,823,517

Building Products 0.2%
Cie de Saint-Gobain	53,987	2,031,476

Capital Markets 0.1%
Amundi SA Reg. S (a)	6,265	372,595
Natixis SA	98,929	577,958

		950,553

Chemicals 0.4%
Air Liquide SA	46,301	5,608,593
Arkema SA	7,199	753,835

		6,362,428

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Commercial Services & Supplies 0.1%
Edenred	26,304	$996,707
Societe BIC SA	2,829	270,731

		1,267,438

Construction & Engineering 0.5%
Bouygues SA	23,984	875,338
Eiffage SA	8,346	816,199
Vinci SA	54,934	4,905,219

		6,596,756

Construction Materials 0.0%†
Imerys SA	3,788	233,729

Diversified Financial Services 0.1%
Eurazeo SE	4,818	352,171
Wendel SA	3,036	393,551

		745,722

Diversified Telecommunication Services 0.3%
Iliad SA	2,730	315,656
Orange SA	214,744	3,356,982

		3,672,638

Electric Utilities 0.1%
Electricite de France SA	63,492	1,053,365

Electrical Equipment 0.4%
Legrand SA	29,052	1,898,953
Schneider Electric SE	59,320	4,301,998

		6,200,951

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	6,277	445,120

Entertainment 0.2%
Ubisoft Entertainment SA*	8,202	735,496
Vivendi SA	112,693	2,722,817

		3,458,313

Equity Real Estate Investment Trusts (REITs) 0.3%
Covivio	4,179	419,580
Gecina SA	4,740	695,129
ICADE	3,900	330,803
Klepierre SA	22,418	760,425
Unibail-Rodamco-Westfield	14,985	2,718,027

		4,923,964

Food & Staples Retailing 0.1%
Carrefour SA	62,111	1,204,899
Casino Guichard Perrachon SA (b)	6,181	272,598

		1,477,497

Food Products 0.3%
Danone SA	66,741	4,728,660

Health Care Equipment & Supplies 0.2%
BioMerieux	4,293	327,490
EssilorLuxottica SA	22,404	3,062,950

		3,390,440

Hotels, Restaurants & Leisure 0.1%
Accor SA	20,794	951,444
Sodexo SA	9,875	1,007,536

		1,958,980

56

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Household Durables 0.0%†
SEB SA	2,560	$366,388

Insurance 0.5%
AXA SA	210,311	5,264,818
CNP Assurances	18,627	415,151
SCOR SE	18,721	866,179

		6,546,148

IT Services 0.2%
Atos SE	10,148	868,654
Capgemini SE	17,400	2,127,358

		2,996,012

Machinery 0.1%
Alstom SA*	16,994	743,722

Media 0.1%
Eutelsat Communications SA (b)	18,790	381,796
JCDecaux SA	8,113	266,897
Publicis Groupe SA	22,308	1,294,069

		1,942,762

Multi-Utilities 0.3%
Engie SA	197,248	2,629,835
Suez	42,980	621,652
Veolia Environnement SA	58,337	1,163,864

		4,415,351

Oil, Gas & Consumable Fuels 1.1%
TOTAL SA	259,276	15,216,695

Personal Products 0.4%
L’Oreal SA	27,395	6,169,164

Pharmaceuticals 0.8%
Ipsen SA	3,931	545,201
Sanofi	121,810	10,887,466

		11,432,667

Professional Services 0.1%
Bureau Veritas SA	28,111	635,160
Teleperformance	6,394	1,053,687

		1,688,847

Software 0.1%
Dassault Systemes SE	14,115	1,765,007

Textiles, Apparel & Luxury Goods 1.0%
Hermes International	3,455	1,969,058
Kering SA	8,163	3,619,544
LVMH Moet Hennessy Louis Vuitton SE	30,142	9,131,716

		14,720,318

Trading Companies & Distributors 0.0%†
Rexel SA	33,835	431,772

Transportation Infrastructure 0.1%
Aeroports de Paris	3,284	687,331
Getlink	50,777	639,101

		1,326,432

		154,177,094

GERMANY 8.9%
Aerospace & Defense 0.1%
MTU Aero Engines AG	5,777	1,228,199

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Air Freight & Logistics 0.2%
Deutsche Post AG (Registered)	106,501	$3,371,889

Airlines 0.0%†
Deutsche Lufthansa AG (Registered)	24,348	489,851

Auto Components 0.1%
Continental AG	12,007	1,984,860
Schaeffler AG (Preference)	17,588	185,860

		2,170,720

Automobiles 1.0%
Bayerische Motoren Werke AG	35,677	3,077,481
Bayerische Motoren Werke AG (Preference)	5,822	439,489
Daimler AG (Registered)	98,541	5,841,936
Porsche Automobil Holding SE (Preference)	16,675	1,062,636
Volkswagen AG	3,649	602,334
Volkswagen AG (Preference)	19,997	3,367,913

		14,391,789

Banks 0.1%
Commerzbank AG*	109,675	1,035,431

Capital Markets 0.3%
Deutsche Bank AG (Registered)	212,228	2,078,756
Deutsche Boerse AG	20,938	2,651,570

		4,730,326

Chemicals 0.8%
BASF SE	99,529	7,666,970
Covestro AG Reg. S (a)	21,008	1,358,322
Evonik Industries AG	18,595	576,633
Fuchs Petrolub SE (Preference)	7,939	368,054
K+S AG (Registered)	20,003	373,006
LANXESS AG	9,789	607,504
Symrise AG	13,653	1,146,608

		12,097,097

Construction & Engineering 0.0%†
Hochtief AG	2,169	321,927

Construction Materials 0.1%
HeidelbergCement AG	16,253	1,104,256

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG (Registered)	361,176	5,930,514
Telefonica Deutschland Holding AG	84,749	329,636
United Internet AG (Registered)	12,944	536,561

		6,796,711

Electrical Equipment 0.0%†
OSRAM Licht AG	10,307	417,723

Food & Staples Retailing 0.0%†
METRO AG	18,069	272,012

Health Care Equipment & Supplies 0.1%
Sartorius AG (Preference)	3,728	540,023
Siemens Healthineers AG Reg. S* (a)	15,912	659,315

		1,199,338

Health Care Providers & Services 0.3%
Fresenius Medical Care AG & Co. KGaA	23,214	1,827,243
Fresenius SE & Co. KGaA	45,387	2,892,519

		4,719,762

57

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Hotels, Restaurants & Leisure 0.0%†
TUI AG	46,014	$763,595

Household Products 0.2%
Henkel AG & Co. KGaA	11,229	1,100,887
Henkel AG & Co. KGaA (Preference)	19,350	2,116,322

		3,217,209

Independent Power and Renewable Electricity Producers 0.0%†
Uniper SE	22,312	644,821

Industrial Conglomerates 0.7%
Siemens AG (Registered)	82,898	9,552,458

Insurance 1.0%
Allianz SE (Registered)	47,707	9,961,991
Hannover Rueck SE	6,583	887,951
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	16,064	3,457,902

		14,307,844

Internet & Direct Marketing Retail 0.1%
Delivery Hero SE Reg. S* (a)	9,642	389,470
Zalando SE Reg. S* (a)	11,628	450,430

		839,900

IT Services 0.2%
Wirecard AG	12,825	2,400,549

Machinery 0.1%
GEA Group AG	19,112	581,241
KION Group AG	7,439	436,216
MAN SE	4,009	417,612

		1,435,069

Media 0.1%
Axel Springer SE	5,054	336,016
ProSiebenSat.1 Media SE	25,056	579,264

		915,280

Metals & Mining 0.1%
thyssenkrupp AG	46,053	968,304

Multi-Utilities 0.3%
E.ON SE	238,699	2,312,659
Innogy SE*	15,576	649,749
RWE AG	56,268	1,097,069

		4,059,477

Personal Products 0.1%
Beiersdorf AG	10,963	1,134,775

Pharmaceuticals 0.6%
Bayer AG (Registered)	101,054	7,758,538
Merck KGaA	14,239	1,525,829

		9,284,367

Real Estate Management & Development 0.3%
Deutsche Wohnen SE	38,504	1,763,178
Vonovia SE	52,854	2,420,289

		4,183,467

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	121,702	2,439,779

Software 0.8%
SAP SE	106,500	11,413,617

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Textiles, Apparel & Luxury Goods 0.4%
adidas AG	20,447	$4,816,521
HUGO BOSS AG	6,962	498,221
Puma SE	870	447,265

		5,762,007

Trading Companies & Distributors 0.1%
Brenntag AG	16,369	855,838

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,796	370,941

Wireless Telecommunication Services 0.0%†
1&1 Drillisch AG	5,496	245,330

		129,141,658

HONG KONG 3.2%
Banks 0.2%
Bank of East Asia Ltd. (The)	131,750	425,713
Hang Seng Bank Ltd.	83,600	1,952,744

		2,378,457

Capital Markets 0.2%
Hong Kong Exchanges & Clearing Ltd.	127,600	3,402,551

Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	430,420	594,022
PCCW Ltd.	467,000	255,905

		849,927

Electric Utilities 0.3%
CK Infrastructure Holdings Ltd.	76,000	556,622
CLP Holdings Ltd.	178,000	1,994,117
HK Electric Investments & HK Electric Investments Ltd. Reg. S	277,000	263,325
Power Assets Holdings Ltd.	151,300	1,009,007

		3,823,071

Equity Real Estate Investment Trusts (REITs) 0.1%
Link REIT	230,051	2,036,206

Food & Staples Retailing 0.0%†
Dairy Farm International Holdings Ltd.	35,400	320,139

Food Products 0.1%
WH Group Ltd. Reg. S (a)	965,000	674,217

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	1,011,483	1,926,916

Hotels, Restaurants & Leisure 0.1%
Galaxy Entertainment Group Ltd.	254,000	1,365,688
Melco Resorts & Entertainment Ltd., ADR	25,962	431,748
Shangri-La Asia Ltd.	123,333	168,085

		1,965,521

Household Durables 0.1%
Techtronic Industries Co. Ltd.	154,500	725,328

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	292,386	2,937,617
Jardine Matheson Holdings Ltd.	22,400	1,275,904
Jardine Matheson Holdings Ltd.	1,200	69,358
Jardine Strategic Holdings Ltd.	21,700	724,997
Jardine Strategic Holdings Ltd.	1,700	57,051
NWS Holdings Ltd.	178,645	353,921

		5,418,848

58

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Insurance 0.7%
AIA Group Ltd.	1,308,600	$9,953,239

Real Estate Management & Development 0.7%
CK Asset Holdings Ltd.	281,386	1,821,894
Hang Lung Group Ltd.	84,000	206,407
Hang Lung Properties Ltd.	212,000	383,690
Henderson Land Development Co. Ltd.	145,957	681,038
Hongkong Land Holdings Ltd.	113,800	664,592
Hongkong Land Holdings Ltd.	8,700	51,572
Hysan Development Co. Ltd.	65,673	307,580
Kerry Properties Ltd.	76,500	241,406
New World Development Co. Ltd.	670,829	849,101
Sino Land Co. Ltd.	354,200	554,882
Sun Hung Kai Properties Ltd.	172,200	2,244,257
Swire Pacific Ltd., Class A	52,000	538,957
Swire Properties Ltd.	132,000	452,053
Wharf Holdings Ltd. (The)	126,270	314,238
Wharf Real Estate Investment Co. Ltd.	134,270	833,955
Wheelock & Co. Ltd.	91,000	486,890

		10,632,512

Road & Rail 0.1%
MTR Corp. Ltd.	169,714	821,344

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	32,900	284,955

Textiles, Apparel & Luxury Goods 0.0%†
Li & Fung Ltd.	633,200	125,625
Yue Yuen Industrial Holdings Ltd.	82,500	226,337

		351,962

		45,565,193

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings plc*	14,664	198,143

Banks 0.1%
AIB Group plc	93,278	451,031
Bank of Ireland Group plc	106,584	755,845

		1,206,876

Construction Materials 0.2%
CRH plc	90,578	2,706,502
James Hardie Industries plc CHDI	49,556	660,161

		3,366,663

Containers & Packaging 0.1%
Smurfit Kappa Group plc	24,979	814,732

Food Products 0.1%
Kerry Group plc, Class A	17,187	1,761,858

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	9,034	779,355

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	13,437	672,925

		8,800,552

ISRAEL 0.5%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	2,679	319,630

Banks 0.1%
Bank Hapoalim BM	109,778	741,489

Common Stocks (continued)

	Shares	Value

ISRAEL (continued)
Banks (continued)
Bank Leumi Le-Israel BM	149,996	$934,869
Mizrahi Tefahot Bank Ltd.	14,257	239,579

		1,915,937

Chemicals 0.0%†
Israel Chemicals Ltd.	74,024	425,559

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp. Ltd.	247,834	284,462

Pharmaceuticals 0.2%
Teva Pharmaceutical Industries Ltd., ADR	104,605	2,090,008

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	5,377	260,862

Software 0.2%
Check Point Software Technologies Ltd.*	13,569	1,506,159
Nice Ltd.*	6,465	684,432

		2,190,591

		7,487,049

ITALY 1.9%
Aerospace & Defense 0.0%†
Leonardo SpA	37,717	409,474

Auto Components 0.0%†
Pirelli & C SpA Reg. S* (a)	41,930	307,297

Automobiles 0.1%
Ferrari NV	13,437	1,571,398

Banks 0.5%
Intesa Sanpaolo SpA	1,618,200	3,577,532
Mediobanca Banca di Credito Finanziario SpA	65,147	569,412
UniCredit SpA	219,041	2,800,032

		6,946,976

Beverages 0.0%†
Davide Campari-Milano SpA	60,191	462,676

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,892,470	1,059,204

Electric Utilities 0.4%
Enel SpA	881,354	4,324,388
Terna Rete Elettrica Nazionale SpA	155,241	802,531

		5,126,919

Electrical Equipment 0.0%†
Prysmian SpA	27,519	534,802

Insurance 0.2%
Assicurazioni Generali SpA	127,264	2,053,016
Poste Italiane SpA Reg. S (a)	61,122	439,246

		2,492,262

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	275,668	4,902,968
Snam SpA	247,249	1,020,291

		5,923,259

Pharmaceuticals 0.0%†
Recordati SpA	10,928	369,653

59

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	18,658	$1,171,264
Moncler SpA	18,755	650,600

		1,821,864

Transportation Infrastructure 0.1%
Atlantia SpA	51,938	1,042,998

		28,068,782

JAPAN 24.2%
Air Freight & Logistics 0.1%
SG Holdings Co. Ltd.	10,100	255,577
Yamato Holdings Co. Ltd.	33,800	922,226

		1,177,803

Airlines 0.1%
ANA Holdings, Inc.	13,500	455,142
Japan Airlines Co. Ltd.	12,874	457,565

		912,707

Auto Components 0.6%
Aisin Seiki Co. Ltd.	17,000	665,310
Bridgestone Corp.	66,100	2,546,580
Denso Corp.	47,400	2,112,561
Koito Manufacturing Co. Ltd.	11,400	547,856
NGK Spark Plug Co. Ltd.	16,800	339,557
NOK Corp.	9,600	137,487
Stanley Electric Co. Ltd.	14,700	433,848
Sumitomo Electric Industries Ltd.	82,300	1,119,997
Sumitomo Rubber Industries Ltd.	18,400	263,903
Toyoda Gosei Co. Ltd.	6,700	145,313
Toyota Industries Corp.	15,400	761,796
Yokohama Rubber Co. Ltd. (The)	11,300	218,512

		9,292,720

Automobiles 1.9%
Honda Motor Co. Ltd.	176,000	5,034,245
Isuzu Motors Ltd.	61,500	804,058
Mazda Motor Corp.	62,660	677,612
Mitsubishi Motors Corp.	71,399	448,095
Nissan Motor Co. Ltd.	251,300	2,295,033
Subaru Corp.	66,500	1,793,633
Suzuki Motor Corp.	37,400	1,866,010
Toyota Motor Corp.	247,520	14,493,262
Yamaha Motor Co. Ltd.	29,300	692,604

		28,104,552

Banks 1.7%
Aozora Bank Ltd.	12,400	426,737
Bank of Kyoto Ltd. (The)	5,300	237,953
Chiba Bank Ltd. (The)	63,400	400,336
Concordia Financial Group Ltd.	114,700	524,331
Fukuoka Financial Group, Inc.	16,320	400,240
Japan Post Bank Co. Ltd.	43,500	506,591
Mebuki Financial Group, Inc.	80,630	245,467
Mitsubishi UFJ Financial Group, Inc.	1,280,284	7,748,951
Mizuho Financial Group, Inc.	2,613,719	4,483,725
Resona Holdings, Inc.	225,801	1,186,640
Seven Bank Ltd.	64,100	200,110
Shinsei Bank Ltd.	16,800	255,136
Shizuoka Bank Ltd. (The)	53,000	463,435
Sumitomo Mitsui Financial Group, Inc.	145,605	5,656,636

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Banks (continued)
Sumitomo Mitsui Trust Holdings, Inc.	36,276	$1,461,450
Yamaguchi Financial Group, Inc.	21,000	221,452

		24,419,190

Beverages 0.3%
Asahi Group Holdings Ltd.	39,800	1,757,507
Coca-Cola Bottlers Japan Holdings, Inc.	14,000	365,170
Kirin Holdings Co. Ltd.	89,200	2,127,021
Suntory Beverage & Food Ltd.	15,600	634,863

		4,884,561

Building Products 0.3%
AGC, Inc.	20,420	668,691
Daikin Industries Ltd.	26,900	3,113,593
LIXIL Group Corp.	28,700	450,494
TOTO Ltd.	15,400	550,685

		4,783,463

Capital Markets 0.3%
Daiwa Securities Group, Inc.	171,200	985,773
Japan Exchange Group, Inc.	54,500	974,224
Nomura Holdings, Inc.	379,700	1,791,060
SBI Holdings, Inc.	24,370	635,664

		4,386,721

Chemicals 1.0%
Air Water, Inc.	17,300	279,341
Asahi Kasei Corp.	136,300	1,632,536
Daicel Corp.	29,000	306,058
Hitachi Chemical Co. Ltd.	9,700	152,378
JSR Corp.	20,700	307,771
Kaneka Corp.	4,700	195,715
Kansai Paint Co. Ltd.	17,800	262,218
Kuraray Co. Ltd.	36,300	498,132
Mitsubishi Chemical Holdings Corp.	139,600	1,084,624
Mitsubishi Gas Chemical Co., Inc.	18,600	311,636
Mitsui Chemicals, Inc.	19,420	438,925
Nippon Paint Holdings Co. Ltd.	16,400	511,202
Nissan Chemical Corp.	14,000	659,410
Nitto Denko Corp.	18,310	1,141,383
Shin-Etsu Chemical Co. Ltd.	39,400	3,290,303
Showa Denko KK	14,500	628,393
Sumitomo Chemical Co. Ltd.	165,200	824,199
Taiyo Nippon Sanso Corp.	13,700	219,736
Teijin Ltd.	17,760	307,378
Toray Industries, Inc.	150,300	1,064,759
Tosoh Corp.	29,300	385,772

		14,501,869

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	26,850	601,692
Park24 Co. Ltd.	12,700	333,471
Secom Co. Ltd.	22,900	1,872,607
Sohgo Security Services Co. Ltd.	7,900	353,262
Toppan Printing Co. Ltd.	25,000	353,018

		3,514,050

Construction & Engineering 0.2%
JGC Corp.	23,200	448,637
Kajima Corp.	49,600	636,729
Obayashi Corp.	67,900	597,157
Shimizu Corp.	61,100	498,562

60

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Construction & Engineering (continued)
Taisei Corp.	23,500	$1,002,935

		3,184,020

Construction Materials 0.0%†
Taiheiyo Cement Corp.	12,700	374,005

Consumer Finance 0.0%†
Acom Co. Ltd.	38,600	142,144
AEON Financial Service Co. Ltd.	12,300	240,561
Credit Saison Co. Ltd.	17,000	269,643

		652,348

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	17,600	359,255

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	6,900	192,903

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	50,400	258,254
ORIX Corp.	143,500	2,332,873
Tokyo Century Corp.	4,500	240,180

		2,831,307

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	75,108	3,154,299

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	65,300	940,798
Chugoku Electric Power Co., Inc. (The)	28,100	360,987
Kansai Electric Power Co., Inc. (The)	76,300	1,173,238
Kyushu Electric Power Co., Inc.	39,800	462,535
Tohoku Electric Power Co., Inc.	47,000	596,356
Tokyo Electric Power Co. Holdings, Inc.*	152,100	777,407

		4,311,321

Electrical Equipment 0.4%
Fuji Electric Co. Ltd.	12,240	372,977
Mabuchi Motor Co. Ltd.	4,700	166,802
Mitsubishi Electric Corp.	197,200	2,494,060
Nidec Corp.	24,300	3,144,988

		6,178,827

Electronic Equipment, Instruments & Components 1.3%
Alps Electric Co. Ltd.	21,500	508,151
Hamamatsu Photonics KK	14,900	497,217
Hirose Electric Co. Ltd.	3,465	333,082
Hitachi High-Technologies Corp.	7,900	295,836
Hitachi Ltd.	104,260	3,184,274
Keyence Corp.	10,536	5,133,182
Kyocera Corp.	34,800	1,884,587
Murata Manufacturing Co. Ltd.	19,400	3,010,298
Nippon Electric Glass Co. Ltd.	10,200	256,597
Omron Corp.	20,100	811,984
Shimadzu Corp.	23,300	586,475
TDK Corp.	14,300	1,225,646
Yaskawa Electric Corp.	27,000	776,784
Yokogawa Electric Corp.	24,800	485,997

		18,990,110

Entertainment 0.4%
DeNA Co. Ltd.	11,700	194,798
Konami Holdings Corp.	10,400	395,843
Nexon Co. Ltd.*	48,800	553,096

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Entertainment (continued)
Nintendo Co. Ltd.	12,200	$3,782,031
Toho Co. Ltd.	13,100	426,925

		5,352,693

Equity Real Estate Investment Trusts (REITs) 0.3%
Daiwa House REIT Investment Corp.	197	431,999
Japan Prime Realty Investment Corp.	89	317,656
Japan Real Estate Investment Corp.	144	743,255
Japan Retail Fund Investment Corp.	291	537,270
Nippon Building Fund, Inc.	149	851,122
Nippon Prologis REIT, Inc.	190	382,912
Nomura Real Estate Master Fund, Inc.	406	526,202
United Urban Investment Corp.	330	502,324

		4,292,740

Food & Staples Retailing 0.5%
Aeon Co. Ltd.	66,700	1,527,225
FamilyMart UNY Holdings Co. Ltd.	6,800	788,541
Lawson, Inc.	5,700	360,964
Seven & i Holdings Co. Ltd.	81,600	3,531,159
Sundrug Co. Ltd.	8,200	297,034
Tsuruha Holdings, Inc.	3,700	384,229

		6,889,152

Food Products 0.4%
Ajinomoto Co., Inc.	48,000	775,544
Calbee, Inc.	9,100	301,590
Kikkoman Corp.	15,800	867,226
MEIJI Holdings Co. Ltd.	13,598	902,091
NH Foods Ltd.	10,200	351,656
Nisshin Seifun Group, Inc.	20,652	410,898
Nissin Foods Holdings Co. Ltd.	6,900	444,702
Toyo Suisan Kaisha Ltd.	9,500	326,913
Yakult Honsha Co. Ltd.	11,700	828,087
Yamazaki Baking Co. Ltd.	12,500	225,079

		5,433,786

Gas Utilities 0.1%
Osaka Gas Co. Ltd.	39,180	717,676
Toho Gas Co. Ltd.	7,200	248,362
Tokyo Gas Co. Ltd.	40,880	1,004,971

		1,971,009

Health Care Equipment & Supplies 0.5%
CYBERDYNE, Inc.* (b)	9,200	64,745
Hoya Corp.	41,500	2,350,343
Olympus Corp.	31,300	1,041,447
Sysmex Corp.	18,100	1,266,516
Terumo Corp.	33,300	1,790,616

		6,513,667

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	20,500	550,471
Medipal Holdings Corp.	19,000	406,813
Suzuken Co. Ltd.	8,580	433,750

		1,391,034

Health Care Technology 0.1%
M3, Inc.	44,200	717,356

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd.	7,024	310,061
Oriental Land Co. Ltd.	21,800	2,058,914

		2,368,975

61

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Household Durables 0.9%
Casio Computer Co. Ltd.	19,300	$290,568
Iida Group Holdings Co. Ltd.	15,600	283,098
Nikon Corp.	35,000	607,117
Panasonic Corp.	238,402	2,628,562
Rinnai Corp.	3,500	254,025
Sekisui Chemical Co. Ltd.	40,300	630,466
Sekisui House Ltd.	65,200	957,757
Sharp Corp.(b)	19,700	304,945
Sony Corp.	137,400	7,394,882

		13,351,420

Household Products 0.1%
Lion Corp.	24,000	453,871
Unicharm Corp.	44,600	1,210,245

		1,664,116

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	15,600	424,452

Industrial Conglomerates 0.2%
Keihan Holdings Co. Ltd.	9,800	370,761
Seibu Holdings, Inc.	25,000	452,168
Toshiba Corp.*	70,070	2,092,050

		2,914,979

Insurance 0.8%
Dai-ichi Life Holdings, Inc.	117,700	2,215,774
Japan Post Holdings Co. Ltd.	172,400	2,051,453
MS&AD Insurance Group Holdings, Inc.	51,855	1,561,146
Sompo Holdings, Inc.	36,525	1,510,483
Sony Financial Holdings, Inc.	19,800	458,598
T&D Holdings, Inc.	60,900	976,783
Tokio Marine Holdings, Inc.	72,600	3,427,557

		12,201,794

Interactive Media & Services 0.1%
Kakaku.com, Inc.	14,600	263,703
LINE Corp.* (b)	7,500	238,596
Yahoo Japan Corp.	307,500	964,186

		1,466,485

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc.	93,400	636,298
ZOZO, Inc.	21,200	508,382

		1,144,680

IT Services 0.3%
Fujitsu Ltd.	21,410	1,296,317
Nomura Research Institute Ltd.	11,818	526,103
NTT Data Corp.	69,200	889,050
Obic Co. Ltd.	7,100	653,698
Otsuka Corp.	11,500	380,640

		3,745,808

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	21,049	747,089
Sankyo Co. Ltd.	4,900	186,566
Sega Sammy Holdings, Inc.	19,300	247,652
Shimano, Inc.	8,200	1,125,465
Yamaha Corp.	14,500	636,703

		2,943,475

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Machinery 1.3%
Amada Holdings Co. Ltd.	35,600	$337,653
Daifuku Co. Ltd.	10,200	435,980
FANUC Corp.	20,900	3,632,183
Hino Motors Ltd.	28,800	275,698
Hitachi Construction Machinery Co. Ltd.	11,500	304,630
Hoshizaki Corp.	6,000	482,861
IHI Corp.	16,600	605,645
JTEKT Corp.	22,900	284,474
Kawasaki Heavy Industries Ltd.	14,320	338,713
Komatsu Ltd.	100,100	2,595,598
Kubota Corp.	108,600	1,707,118
Kurita Water Industries Ltd.	12,100	297,050
Makita Corp.	23,500	809,635
MINEBEA MITSUMI, Inc.	42,300	643,141
MISUMI Group, Inc.	30,600	619,402
Mitsubishi Heavy Industries Ltd.	33,020	1,163,479
Nabtesco Corp.	11,700	256,455
NGK Insulators Ltd.	28,600	404,336
NSK Ltd.	40,300	397,469
SMC Corp.	6,300	2,003,964
Sumitomo Heavy Industries Ltd.	12,600	396,134
THK Co. Ltd.	13,300	292,528

		18,284,146

Marine 0.0%†
Mitsui OSK Lines Ltd.	12,800	311,142
Nippon Yusen KK	15,140	244,041

		555,183

Media 0.1%
CyberAgent, Inc.	10,600	453,699
Dentsu, Inc.	23,361	1,082,754
Hakuhodo DY Holdings, Inc.	26,200	435,953

		1,972,406

Metals & Mining 0.3%
Hitachi Metals Ltd.	24,400	286,597
JFE Holdings, Inc.	53,900	1,013,410
Kobe Steel Ltd.	35,000	280,350
Maruichi Steel Tube Ltd.	5,800	166,913
Mitsubishi Materials Corp.	11,800	326,147
Nippon Steel & Sumitomo Metal Corp.	83,006	1,528,646
Sumitomo Metal Mining Co. Ltd.	24,400	765,933

		4,367,996

Multiline Retail 0.2%
Don Quijote Holdings Co. Ltd.	13,200	789,773
Isetan Mitsukoshi Holdings Ltd.	35,978	422,769
J Front Retailing Co. Ltd.	22,600	295,914
Marui Group Co. Ltd.	20,400	441,441
Ryohin Keikaku Co. Ltd.	2,500	660,215
Takashimaya Co. Ltd.	15,000	236,035

		2,846,147

Oil, Gas & Consumable Fuels 0.3%
Idemitsu Kosan Co. Ltd.	14,200	645,724
Inpex Corp.	110,900	1,279,266
JXTG Holdings, Inc.	352,217	2,388,229
Showa Shell Sekiyu KK	22,300	428,775

		4,741,994

62

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Paper & Forest Products 0.1%
Oji Holdings Corp.	94,000	$667,508

Personal Products 0.5%
Kao Corp.	53,700	3,570,917
Kobayashi Pharmaceutical Co. Ltd.	5,200	339,580
Kose Corp.	3,200	475,369
Pola Orbis Holdings, Inc.	9,600	255,421
Shiseido Co. Ltd.	41,200	2,591,565

		7,232,852

Pharmaceuticals 1.4%
Astellas Pharma, Inc.	202,000	3,116,057
Chugai Pharmaceutical Co. Ltd.	24,600	1,441,728
Daiichi Sankyo Co. Ltd.	61,700	2,352,065
Eisai Co. Ltd.	27,200	2,261,027
Hisamitsu Pharmaceutical Co., Inc.	6,500	365,578
Kyowa Hakko Kirin Co. Ltd.	27,800	538,980
Mitsubishi Tanabe Pharma Corp.	28,200	418,267
Ono Pharmaceutical Co. Ltd.	39,900	906,138
Otsuka Holdings Co. Ltd.	42,300	2,021,058
Santen Pharmaceutical Co. Ltd.	40,000	591,873
Shionogi & Co. Ltd.	30,000	1,916,891
Sumitomo Dainippon Pharma Co. Ltd.	17,700	368,715
Taisho Pharmaceutical Holdings Co. Ltd.	3,970	422,591
Takeda Pharmaceutical Co. Ltd.(b)	77,600	3,135,716

		19,856,684

Professional Services 0.3%
Persol Holdings Co. Ltd.	18,400	348,626
Recruit Holdings Co. Ltd.	119,600	3,205,414

		3,554,040

Real Estate Management & Development 0.7%
Aeon Mall Co. Ltd.	11,250	208,033
Daito Trust Construction Co. Ltd.	7,700	1,013,890
Daiwa House Industry Co. Ltd.	61,000	1,835,515
Hulic Co. Ltd.	33,700	310,288
Mitsubishi Estate Co. Ltd.	128,700	2,053,355
Mitsui Fudosan Co. Ltd.	96,700	2,172,789
Nomura Real Estate Holdings, Inc.	13,000	243,236
Sumitomo Realty & Development Co. Ltd.	38,000	1,303,745
Tokyo Tatemono Co. Ltd.	22,400	240,689
Tokyu Fudosan Holdings Corp.	58,600	331,768

		9,713,308

Road & Rail 1.0%
Central Japan Railway Co.	15,600	3,004,385
East Japan Railway Co.	33,290	2,906,818
Hankyu Hanshin Holdings, Inc.	25,200	828,579
Keikyu Corp.	25,500	376,599
Keio Corp.	11,180	605,756
Keisei Electric Railway Co. Ltd.	13,400	411,434
Kintetsu Group Holdings Co. Ltd.	18,550	714,061
Kyushu Railway Co.	16,700	510,720
Nagoya Railroad Co. Ltd.	19,000	457,637
Nippon Express Co. Ltd.	7,850	495,414
Odakyu Electric Railway Co. Ltd.	33,450	705,237
Tobu Railway Co. Ltd.	21,600	602,287
Tokyu Corp.	55,750	917,355
West Japan Railway Co.	18,000	1,206,422

		13,742,704

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Semiconductors & Semiconductor Equipment 0.3%
Disco Corp.	3,000	$474,260
Renesas Electronics Corp.*	87,800	462,562
Rohm Co. Ltd.	10,500	746,310
SUMCO Corp.	24,300	329,208
Tokyo Electron Ltd.	17,000	2,373,054

		4,385,394

Software 0.1%
Oracle Corp. Japan	4,100	277,308
Trend Micro, Inc.	13,400	770,630

		1,047,938

Specialty Retail 0.4%
ABC-Mart, Inc.	3,800	222,613
Fast Retailing Co. Ltd.	6,300	3,178,915
Hikari Tsushin, Inc.	2,300	400,967
Nitori Holdings Co. Ltd.	8,500	1,114,784
Shimamura Co. Ltd.	2,400	202,282
USS Co. Ltd.	24,000	431,986
Yamada Denki Co. Ltd. (b)	63,600	299,437

		5,850,984

Technology Hardware, Storage & Peripherals 0.5%
Brother Industries Ltd.	23,700	432,575
Canon, Inc.	107,400	3,052,089
FUJIFILM Holdings Corp.	42,400	1,831,183
Konica Minolta, Inc.	49,700	491,422
NEC Corp.	28,400	814,096
Ricoh Co. Ltd.	75,500	753,216
Seiko Epson Corp.	28,400	457,343

		7,831,924

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	18,500	267,812

Tobacco 0.2%
Japan Tobacco, Inc.	118,700	3,052,265

Trading Companies & Distributors 1.0%
ITOCHU Corp.	152,600	2,822,423
Marubeni Corp.	169,500	1,369,779
Mitsubishi Corp.	146,500	4,112,088
Mitsui & Co. Ltd.	179,700	3,019,883
Sumitomo Corp.	122,800	1,857,135
Toyota Tsusho Corp.	23,300	839,739

		14,021,047

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	5,600	214,044
Kamigumi Co. Ltd.	12,500	257,653

		471,697

Wireless Telecommunication Services 1.1%
KDDI Corp.	191,600	4,767,772
NTT DOCOMO, Inc.	143,900	3,618,459
SoftBank Group Corp.	89,500	7,256,521

		15,642,752

		351,100,433

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	9,907	779,155

63

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	52,219	$770,670

Life Sciences Tools & Services 0.0%†
Eurofins Scientific SE	1,225	619,013

Media 0.1%
RTL Group SA	4,240	272,144
SES SA, FDR	40,988	880,676

		1,152,820

Metals & Mining 0.1%
ArcelorMittal	72,114	1,798,071

		4,340,574

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd.	94,000	133,573
Sands China Ltd.	264,700	1,049,805
SJM Holdings Ltd.	238,000	193,360
Wynn Macau Ltd.	170,000	348,775

		1,725,513

MALTA 0.0%†
Diversified Financial Services 0.0%†
BGP Holdings plc* (c)(d)(e)	1,554,139	0

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	22,841	247,649

NETHERLANDS 4.6%
Banks 0.4%
ABN AMRO Group NV, CVA Reg. S (a)	46,646	1,145,965
ING Groep NV	419,909	4,967,918

		6,113,883

Beverages 0.2%
Heineken Holding NV	12,739	1,103,184
Heineken NV	27,765	2,502,214

		3,605,398

Chemicals 0.3%
Akzo Nobel NV	27,228	2,289,999
Koninklijke DSM NV	19,838	1,737,157

		4,027,156

Diversified Financial Services 0.0%†
EXOR NV	12,278	695,530

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	361,945	957,280

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	135,778	3,110,640

Health Care Equipment & Supplies 0.3%
Koninklijke Philips NV	102,037	3,803,956

Insurance 0.2%
Aegon NV	189,916	1,166,777
NN Group NV	32,630	1,403,328

		2,570,105

Oil, Gas & Consumable Fuels 2.0%
Koninklijke Vopak NV	8,427	381,564

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell plc, Class A	498,160	$15,914,738
Royal Dutch Shell plc, Class B	405,872	13,215,059

		29,511,361

Professional Services 0.2%
Randstad NV	12,905	650,874
Wolters Kluwer NV	31,013	1,760,905

		2,411,779

Semiconductors & Semiconductor Equipment 0.7%
ASML Holding NV	44,417	7,595,058
NXP Semiconductors NV	37,238	2,792,478

		10,387,536

		67,194,624

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.*	98,306	388,391

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd.	199,005	514,019

Food Products 0.1%
a2 Milk Co. Ltd.*	76,684	526,357

Health Care Equipment & Supplies 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	63,953	569,824

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	43,017	339,504

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	143,934	294,320

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	99,568	453,873

		3,086,288

NORWAY 0.8%
Banks 0.1%
DNB ASA	106,633	1,922,965

Chemicals 0.1%
Yara International ASA	20,027	859,690

Diversified Telecommunication Services 0.1%
Telenor ASA	79,983	1,464,890

Food Products 0.1%
Marine Harvest ASA	45,657	1,103,722
Orkla ASA	90,661	781,399

		1,885,121

Insurance 0.0%†
Gjensidige Forsikring ASA	23,837	368,655

Media 0.0%†
Schibsted ASA, Class B	10,371	327,872

Metals & Mining 0.1%
Norsk Hydro ASA	140,216	725,296

Oil, Gas & Consumable Fuels 0.3%
Aker BP ASA	11,325	372,017
Equinor ASA	126,187	3,251,301

		3,623,318

		11,177,807

64

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

PORTUGAL 0.2%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	280,422	$985,256

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	26,204	322,194

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	55,235	962,921

		2,270,371

SINGAPORE 1.3%
Aerospace & Defense 0.1%
Singapore Technologies Engineering Ltd.	164,200	421,572

Airlines 0.0%†
Singapore Airlines Ltd.	56,413	386,452

Banks 0.6%
DBS Group Holdings Ltd.	192,750	3,270,561
Oversea-Chinese Banking Corp. Ltd.	340,789	2,648,734
United Overseas Bank Ltd.	143,562	2,532,341

		8,451,636

Capital Markets 0.0%†
Singapore Exchange Ltd.	83,700	413,856

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	11,226	245,699

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	892,003	2,037,465

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp. Ltd.	28,600	317,301

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	286,175	519,749
CapitaLand Commercial Trust	316,486	395,697
CapitaLand Mall Trust	267,800	408,293
Suntec REIT	260,800	333,652

		1,657,391

Food Products 0.1%
Golden Agri-Resources Ltd. (b)	737,871	136,129
Wilmar International Ltd.	201,358	458,612

		594,741

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore Ltd.	649,217	412,122

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	160,500	719,755
Sembcorp Industries Ltd.	103,843	211,837

		931,592

Media 0.0%†
Singapore Press Holdings Ltd.	170,700	327,046

Real Estate Management & Development 0.1%
CapitaLand Ltd.	287,145	651,926
City Developments Ltd.	44,799	255,488
UOL Group Ltd.	52,313	227,442

		1,134,856

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	235,920	383,316

Transportation Infrastructure 0.0%†
SATS Ltd.	74,500	267,468

		17,982,513

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA 0.2%
Capital Markets 0.0%†
Investec plc	76,139	$470,378

Health Care Providers & Services 0.0%†
Mediclinic International plc	38,674	185,989

Metals & Mining 0.2%
Anglo American plc (b)	114,070	2,439,570

		3,095,937

SPAIN 2.9%
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA	722,553	3,988,711
Banco de Sabadell SA	611,625	804,980
Banco Santander SA	1,748,676	8,290,056
Bankia SA	129,915	408,072
Bankinter SA	73,697	604,332
CaixaBank SA (b)	385,701	1,561,282

		15,657,433

Biotechnology 0.1%
Grifols SA	33,526	956,275

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	28,034	1,049,577
Ferrovial SA	52,225	1,045,555

		2,095,132

Diversified Telecommunication Services 0.3%
Telefonica SA	501,001	4,101,886

Electric Utilities 0.4%
Endesa SA	35,178	736,062
Iberdrola SA	645,854	4,570,774
Red Electrica Corp. SA	46,906	971,475

		6,278,311

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA*	24,915	276,049

Gas Utilities 0.1%
Naturgy Energy Group SA (b)	39,496	971,283

Insurance 0.0%†
Mapfre SA	114,197	341,370

IT Services 0.3%
Amadeus IT Group SA	47,616	3,839,413

Oil, Gas & Consumable Fuels 0.2%
Enagas SA	21,065	558,642
Repsol SA	149,107	2,671,184

		3,229,826

Specialty Retail 0.2%
Industria de Diseno Textil SA (b)	118,704	3,347,945

Transportation Infrastructure 0.1%
Aena SME SA Reg. S (a)	7,282	1,162,787

		42,257,710

SWEDEN 2.4%
Banks 0.4%
Skandinaviska Enskilda Banken AB, Class A	177,791	1,837,309
Svenska Handelsbanken AB, Class A	163,701	1,776,723
Swedbank AB, Class A	99,139	2,229,139

		5,843,171

65

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Building Products 0.2%
Assa Abloy AB, Class B	108,238	$2,157,691

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	33,671	577,113

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B	332,934	2,892,108

Construction & Engineering 0.0%†
Skanska AB, Class B	35,543	558,922

Diversified Financial Services 0.2%
Industrivarden AB, Class C	18,168	377,224
Investor AB, Class B	49,669	2,151,252
Kinnevik AB, Class B	24,215	669,501
L E Lundbergforetagen AB, Class B	8,662	267,056

		3,465,033

Diversified Telecommunication Services 0.1%
Telia Co. AB	310,071	1,395,450

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	28,492	1,394,802

Food & Staples Retailing 0.0%†
ICA Gruppen AB	7,862	278,364

Household Durables 0.1%
Electrolux AB Series B	24,933	516,417
Husqvarna AB, Class B	43,383	326,918

		843,335

Household Products 0.1%
Essity AB, Class B	65,706	1,498,833

Machinery 0.7%
Alfa Laval AB	30,336	774,337
Atlas Copco AB, Class A*	73,462	1,816,022
Atlas Copco AB, Class B*	42,295	968,136
Epiroc AB, Class A*	70,698	620,089
Epiroc AB, Class B*	42,295	348,073
Sandvik AB	123,340	1,950,616
SKF AB, Class B	42,452	681,109
Volvo AB, Class B	169,778	2,534,164

		9,692,546

Metals & Mining 0.1%
Boliden AB*	28,585	650,164

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB	21,146	642,794

Specialty Retail 0.1%
Hennes & Mauritz AB, Class B (b)	94,970	1,671,520

Tobacco 0.1%
Swedish Match AB	20,161	1,027,768

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	37,474	424,748

		35,014,362

SWITZERLAND 9.0%
Beverages 0.0%†
Coca-Cola HBC AG*	21,178	625,082

Building Products 0.1%
Geberit AG (Registered)	4,023	1,574,505

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Capital Markets 0.8%
Credit Suisse Group AG (Registered)*	276,977	$3,609,795
Julius Baer Group Ltd.*	24,698	1,126,190
Partners Group Holding AG	1,851	1,314,951
UBS Group AG (Registered)*	417,677	5,828,038

		11,878,974

Chemicals 0.4%
Clariant AG (Registered)*	20,877	448,803
EMS-Chemie Holding AG (Registered)	883	486,063
Givaudan SA (Registered)	994	2,406,337
Sika AG (Registered)	14,222	1,823,527

		5,164,730

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	52,518	2,435,634

Diversified Financial Services 0.0%†
Pargesa Holding SA	4,425	323,990

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	2,836	1,297,544

Electrical Equipment 0.3%
ABB Ltd. (Registered)	199,705	4,014,669

Food Products 2.1%
Barry Callebaut AG (Registered)	237	462,362
Chocoladefabriken Lindt & Spruengli AG	117	806,010
Chocoladefabriken Lindt & Spruengli AG (Registered)	12	957,739
Nestle SA (Registered)	337,243	28,442,592

		30,668,703

Health Care Equipment & Supplies 0.1%
Sonova Holding AG (Registered)	5,911	964,121
Straumann Holding AG (Registered)	1,112	756,668

		1,720,789

Insurance 0.7%
Baloise Holding AG (Registered)	5,226	746,535
Swiss Life Holding AG (Registered)*	3,656	1,377,583
Swiss Re AG	33,749	3,043,953
Zurich Insurance Group AG*	16,400	5,088,749

		10,256,820

Life Sciences Tools & Services 0.2%
Lonza Group AG (Registered)*	8,070	2,530,446

Machinery 0.1%
Schindler Holding AG	4,452	934,949
Schindler Holding AG (Registered)	2,152	446,664

		1,381,613

Marine 0.1%
Kuehne + Nagel International AG (Registered)	5,993	832,258

Metals & Mining 0.3%
Glencore plc*	1,254,591	5,106,700

Pharmaceuticals 2.7%
Novartis AG (Registered)	234,934	20,515,891
Roche Holding AG	76,132	18,473,289
Vifor Pharma AG	5,095	735,903

		39,725,083

66

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Professional Services 0.2%
Adecco Group AG (Registered)	17,896	$875,583
SGS SA (Registered)	583	1,381,253

		2,256,836

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	8,230	667,419

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	74,655	1,135,042

Software 0.1%
Temenos AG (Registered)*	6,636	906,598

Specialty Retail 0.0%†
Dufry AG (Registered)* (b)	3,455	388,475

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA (Registered)	56,566	4,125,066
Swatch Group AG (The)	3,327	1,122,020
Swatch Group AG (The) (Registered)	5,834	388,328

		5,635,414

		130,527,324

UNITED ARAB EMIRATES 0.0%†
Health Care Providers & Services 0.0%†
NMC Health plc	10,900	491,526

UNITED KINGDOM 14.2%
Aerospace & Defense 0.3%
BAE Systems plc	345,189	2,318,745
Meggitt plc	88,991	601,958
Rolls-Royce Holdings plc*	180,336	1,931,709
Rolls-Royce Holdings plc (Preference)* (c)	8,295,456	10,603

		4,863,015

Air Freight & Logistics 0.0%†
Royal Mail plc	96,681	443,154

Airlines 0.1%
easyJet plc	16,834	258,001
International Consolidated Airlines Group SA	66,483	512,852

		770,853

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	115,507	1,751,366

Banks 2.2%
Barclays plc	1,853,733	4,077,472
HSBC Holdings plc	2,172,646	17,898,797
Lloyds Banking Group plc	7,827,357	5,722,489
Royal Bank of Scotland Group plc	526,040	1,588,083
Standard Chartered plc	302,507	2,123,442

		31,410,283

Beverages 0.7%
Coca-Cola European Partners plc	23,756	1,080,660
Diageo plc	266,664	9,223,150

		10,303,810

Capital Markets 0.4%
3i Group plc	103,298	1,158,221
Hargreaves Lansdown plc	31,702	754,361

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Capital Markets (continued)
London Stock Exchange Group plc	33,949	$1,870,914
Schroders plc	13,717	469,245
St James’s Place plc	58,267	753,792

		5,006,533

Chemicals 0.1%
Croda International plc	13,717	844,647
Johnson Matthey plc	20,761	787,915

		1,632,562

Commercial Services & Supplies 0.1%
Babcock International Group plc	27,134	211,841
G4S plc	169,604	465,469

		677,310

Diversified Financial Services 0.1%
Standard Life Aberdeen* (c)	294,951	128,144
Standard Life Aberdeen plc	258,082	891,469

		1,019,613

Diversified Telecommunication Services 0.2%
BT Group plc	914,248	2,809,383

Electric Utilities 0.1%
SSE plc	110,518	1,610,121

Electrical Equipment 0.1%
Melrose Industries plc	531,199	1,143,081

Energy Equipment & Services 0.0%†
John Wood Group plc	71,066	648,221

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	101,816	769,908
Hammerson plc	88,980	498,274
Land Securities Group plc	78,048	850,878
Segro plc	109,321	858,208

		2,977,268

Food & Staples Retailing 0.3%
J Sainsbury plc	191,638	762,054
Tesco plc	1,062,129	2,894,356
Wm Morrison Supermarkets plc	252,635	800,725

		4,457,135

Food Products 0.1%
Associated British Foods plc	38,672	1,179,181

Health Care Equipment & Supplies 0.1%
ConvaTec Group plc Reg. S (a)	143,788	297,616
Smith & Nephew plc	94,934	1,543,899

		1,841,515

Hotels, Restaurants & Leisure 0.5%
Compass Group plc	171,719	3,378,796
GVC Holdings plc	57,623	689,952
InterContinental Hotels Group plc	20,049	1,052,034
Merlin Entertainments plc Reg. S (a)	81,080	334,666
Whitbread plc	19,466	1,094,080

		6,549,528

Household Durables 0.2%
Barratt Developments plc	112,080	735,281
Berkeley Group Holdings plc	13,549	605,838
Persimmon plc	34,207	1,002,225
Taylor Wimpey plc	364,566	752,025

		3,095,369

67

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Household Products 0.4%
Reckitt Benckiser Group plc	72,219	$5,839,530

Industrial Conglomerates 0.1%
DCC plc	10,644	912,639
Smiths Group plc	43,754	780,932

		1,693,571

Insurance 0.8%
Admiral Group plc	22,413	576,263
Aviva plc	427,312	2,337,844
Direct Line Insurance Group plc	145,090	610,648
Legal & General Group plc	645,717	2,073,986
Prudential plc	281,204	5,640,952
RSA Insurance Group plc	113,696	819,812

		12,059,505

Interactive Media & Services 0.0%†
Auto Trader Group plc Reg. S (a)	104,909	548,892

Machinery 0.1%
CNH Industrial NV	109,681	1,140,454
Weir Group plc (The)	27,515	557,342

		1,697,796

Media 0.3%
Informa plc	135,558	1,235,378
ITV plc	385,761	733,865
Pearson plc	86,120	987,903
WPP plc	136,932	1,553,834

		4,510,980

Multiline Retail 0.1%
Marks & Spencer Group plc	178,552	675,130
Next plc	15,369	1,022,030

		1,697,160

Multi-Utilities 0.3%
Centrica plc	594,307	1,116,790
National Grid plc	363,684	3,854,141

		4,970,931

Oil, Gas & Consumable Fuels 1.1%
BP plc	2,161,828	15,659,246

Paper & Forest Products 0.1%
Mondi plc	39,105	920,333

Personal Products 1.1%
Unilever NV, CVA (b)	167,232	9,003,394
Unilever plc	132,329	7,007,291

		16,010,685

Pharmaceuticals 1.4%
AstraZeneca plc	137,257	10,484,505
GlaxoSmithKline plc	537,405	10,391,759

		20,876,264

Professional Services 0.5%
Experian plc	100,065	2,303,454
Intertek Group plc	17,297	1,035,561
RELX plc	113,400	2,244,803
RELX plc	102,660	2,031,374

		7,615,192

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Software 0.1%
Micro Focus International plc	46,036	$713,449
Sage Group plc (The)	114,511	796,892

		1,510,341

Specialty Retail 0.1%
Kingfisher plc	235,043	764,691

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	44,642	1,032,715

Tobacco 1.0%
British American Tobacco plc	248,547	10,785,400
Imperial Brands plc	103,350	3,501,914

		14,287,314

Trading Companies & Distributors 0.2%
Ashtead Group plc	51,970	1,284,618
Bunzl plc	36,504	1,077,416
Travis Perkins plc	27,253	385,556

		2,747,590

Water Utilities 0.1%
Severn Trent plc	25,630	610,092
United Utilities Group plc	76,222	707,702

		1,317,794

Wireless Telecommunication Services 0.4%
Vodafone Group plc	2,897,372	5,472,493

		205,422,324

UNITED STATES 0.7%
Biotechnology 0.4%
Shire plc	99,051	5,924,584

Hotels, Restaurants & Leisure 0.1%
Carnival plc	19,345	1,056,178

Life Sciences Tools & Services 0.1%
QIAGEN NV*	24,288	882,087

Trading Companies & Distributors 0.1%
Ferguson plc	25,075	1,691,902

		9,554,751

Total Common Stocks (cost $1,272,393,764)		1,429,389,156

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Banks 0.0%†
Banco Santander SA, expiring at an exercise price of $0.04 on 11/6/2018*	1,734,703	67,393

Total Rights (cost $67,564)		67,393

68

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Short-Term Investment 0.0%†

	Shares	Value

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10% (f)(g)	432,588	$432,588

Total Short-Term Investment (cost $432,588)		432,588

Repurchase Agreement 0.2%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $3,610,899, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $3,683,989. (g)(h)	$3,610,679	3,610,679

Total Repurchase Agreement (cost $3,610,679)		3,610,679

Total Investments (cost $1,276,504,595) — 98.8%		1,433,499,816

Other assets in excess of liabilities — 1.2%		16,799,075

NET ASSETS — 100.0%		$1,450,298,891

*	Denotes a non-income producing security.

(a)

Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at October 31, 2018 was $9,463,583 which represents 0.65% of net assets.

(b)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $23,161,155, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $432,588 and $3,610,679, respectively, and by $23,376,573 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 – 5/15/2045; total value of $27,419,840.

(c)	Fair valued security.

(d)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(e)	Value determined using significant unobservable inputs.

(f)	Represents 7-day effective yield as of October 31, 2018.

(g)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $4,043,267.
(h)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S

Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

69

Statement of Investments (Continued)

October 31, 2018

Nationwide International Index Fund (Continued)

Futures contracts outstanding as of October 31, 2018

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	195	12/2018	EUR	7,054,483	(183,801)
FTSE 100 Index	47	12/2018	GBP	4,271,962	(41,238)
SGX Nikkei 225 Index	46	12/2018	JPY	4,450,791	(195,477)
SPI 200 Index	20	12/2018	AUD	2,052,927	(73,322)

					(493,838)

At October 31, 2018 the fund had $1,000,155 segregated in foreign currency as collateral with the broker for open futures contract.

Currency:

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

The accompanying notes are an integral part of these financial statements.

70

Statement of Assets and Liabilities

October 31, 2018

Nationwide International Index Fund
Assets:
Investment securities, at value* (cost $1,272,893,916)	$1,429,889,137
Repurchase agreement, at value (cost $3,610,679)	3,610,679
Cash	554,569
Deposits with broker for futures contracts	1,000,155
Foreign currencies, at value (cost $12,380,155)	12,340,939
Interest and dividends receivable	3,860,160
Security lending income receivable	30,563
Receivable for capital shares issued	338,883
Reclaims receivable	3,009,146
Receivable for variation margin on futures contracts	352,000
Due from custodian	112,025
Prepaid expenses	25,826

Total Assets	1,455,124,082

Liabilities:
Payable for investments purchased	112,025
Payable for capital shares redeemed	105,266
Payable upon return of securities loaned (Note 2)	4,043,267
Accrued expenses and other payables:
Investment advisory fees	308,848
Fund administration fees	67,449
Distribution fees	50,101
Administrative servicing fees	34,058
Accounting and transfer agent fees	10,117
Trustee fees	4,581
Custodian fees	10,818
Compliance program costs (Note 3)	925
Professional fees	38,516
Printing fees	14,185
Other	25,035

Total Liabilities	4,825,191

Net Assets	$1,450,298,891

Represented by:
Capital	$1,358,498,428
Total distributable earnings (loss)	91,800,463

Net Assets	$1,450,298,891

Net Assets:
Class A Shares	$198,583,745
Class C Shares	3,880,028
Class R Shares	7,413,682
Class R6 Shares	1,234,310,025
Institutional Service Class Shares	6,111,411

Total	$1,450,298,891

71

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide International Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	26,242,989
Class C Shares	548,377
Class R Shares	981,478
Class R6 Shares	161,912,638
Institutional Service Class Shares	803,029

Total	190,488,511

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.57
Class C Shares (b)	$7.08
Class R Shares	$7.55
Class R6 Shares	$7.62
Institutional Service Class Shares	$7.61
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.03

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $23,161,155 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The	accompanying notes are an integral part of these financial statements.

72

Statement of Operations

For the Year Ended October 31, 2018

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$51,548,681
Income from securities lending (Note 2)	683,753
Foreign tax withholding	(4,365,956)

Total Income	47,866,478

EXPENSES:
Investment advisory fees	3,815,722
Fund administration fees	475,527
Distribution fees Class A	557,806
Distribution fees Class C	56,523
Distribution fees Class R	37,029
Administrative servicing fees Class A	352,933
Administrative servicing fees Class C	4,059
Administrative servicing fees Class R	15,909
Administrative servicing fees Institutional Service Class	7,314
Registration and filing fees	69,046
Professional fees	127,226
Printing fees	24,256
Trustee fees	46,372
Custodian fees	61,640
Accounting and transfer agent fees	49,619
Compliance program costs (Note 3)	6,284
Other	132,737

Total Expenses	5,840,002

NET INVESTMENT INCOME	42,026,476

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	35,514,239
Expiration or closing of futures contracts (Note 2)	574,840
Foreign currency transactions (Note 2)	(394,448)

Net realized gains	35,694,631

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(188,009,909)
Futures contracts (Note 2)	(810,940)
Translation of assets and liabilities denominated in foreign currencies	(53,781)

Net change in unrealized appreciation/depreciation	(188,874,630)

Net realized/unrealized losses	(153,179,999)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(111,153,523)

The accompanying notes are an integral part of these financial statements.

73

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$42,026,476	$40,254,723
Net realized gains	35,694,631	60,067,891
Net change in unrealized appreciation/depreciation	(188,874,630)	225,689,767

Change in net assets resulting from operations	(111,153,523)	326,012,381

Distributions to Shareholders From:
Distributable earnings:
Class A	(14,185,717)	(3,827,063	)(a)
Class C	(377,392)	(103,279	)(a)
Class R	(399,261)	(67,254	)(a)
Class R6 (b)	(85,510,721)	(38,584,484	)(a)
Institutional Service Class	(149,056)	(13,242	)(a)(c)

Change in net assets from shareholder distributions	(100,622,147)	(42,595,322)

Change in net assets from capital transactions	112,689,180	(476,263,065)

Change in net assets	(99,086,490)	(192,846,006)

Net Assets:
Beginning of year	1,549,385,381	1,742,231,387

End of year	$1,450,298,891	$1,549,385,381	(d)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$80,367,851	$40,473,763
Dividends reinvested	13,453,800	3,544,916
Cost of shares redeemed	(55,730,072)	(38,607,647)

Total Class A Shares	38,091,579	5,411,032

Class C Shares
Proceeds from shares issued	819,743	1,662,388
Dividends reinvested	335,506	86,292
Cost of shares redeemed	(2,672,526)	(2,268,378)

Total Class C Shares	(1,517,277)	(519,698)

Class R Shares
Proceeds from shares issued	7,010,781	5,862,085
Dividends reinvested	244,934	51,652
Cost of shares redeemed	(4,502,543)	(3,768,428)

Total Class R Shares	2,753,172	2,145,309

Class R6 Shares (b)
Proceeds from shares issued	168,432,878	114,270,926
Dividends reinvested	85,500,338	38,584,484
Cost of shares redeemed	(186,133,363)	(637,379,225)

Total Class R6 Shares	67,799,853	(484,523,815)

Institutional Service Class Shares
Proceeds from shares issued	8,268,312	1,236,467	(c)
Dividends reinvested	122,115	13,242	(c)
Cost of shares redeemed	(2,828,574)	(25,602	)(c)

Total Institutional Service Class Shares	5,561,853	1,224,107	(c)

Change in net assets from capital transactions	$112,689,180	$(476,263,065)

74

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	9,382,406	4,994,334
Reinvested	1,599,040	458,829
Redeemed	(6,644,414)	(4,907,904)

Total Class A Shares	4,337,032	545,259

Class C Shares
Issued	101,849	215,344
Reinvested	42,454	12,020
Redeemed	(343,846)	(316,907)

Total Class C Shares	(199,543)	(89,543)

Class R Shares
Issued	838,096	721,092
Reinvested	29,136	6,822
Redeemed	(543,753)	(486,218)

Total Class R Shares	323,479	241,696

Class R6 Shares (b)
Issued	20,021,176	14,506,835
Reinvested	10,102,281	4,997,987
Redeemed	(21,703,012)	(82,675,585)

Total Class R6 Shares	8,420,445	(63,170,763)

Institutional Service Class Shares
Issued	981,631	146,884	(c)
Reinvested	14,478	1,605	(c)
Redeemed	(338,583)	(2,986	)(c)

Total Institutional Service Class Shares	657,526	145,503	(c)

Total change in shares	13,538,939	62,327,848

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $3,507,708, $90,953, $60,910, $35,314,815 and $13,221 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $319,355, $12,326, $6,344, $3,269,669 and $21 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.
(d)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $10,017,582.

The accompanying notes are an integral part of these financial statements.

75

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Year Ended October 31, 2018	$8.72	0.20	(0.82)	(0.62)	(0.22)	(0.31)	(0.53)	$7.57	(7.62%	)	$198,583,745	0.71%	2.39%	0.71%	9.38%
Year Ended October 31, 2017	$7.25	0.18	1.48	1.66	(0.17)	(0.02)	(0.19)	$8.72	23.17%		$190,918,580	0.71%	2.29%	0.71%	6.07%
Year Ended October 31, 2016	$7.75	0.18	(0.42)	(0.24)	(0.19)	(0.07)	(0.26)	$7.25	(3.13%	)	$154,817,735	0.72%	2.55%	0.72%	6.09%
Year Ended October 31, 2015	$8.14	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)	$7.75	(1.78%	)	$170,696,771	0.70%	2.50%	0.70%	6.69%
Year Ended October 31, 2014	$8.41	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	$8.14	(0.35%	)	$197,704,418	0.70%	2.92%	0.70%	5.68%

Class C Shares
Year Ended October 31, 2018	$8.21	0.13	(0.75)	(0.62)	(0.20)	(0.31)	(0.51)	$7.08	(8.18%	)	$3,880,028	1.38%	1.70%	1.38%	9.38%
Year Ended October 31, 2017	$6.84	0.11	1.40	1.51	(0.12)	(0.02)	(0.14)	$8.21	22.36%		$6,139,114	1.39%	1.53%	1.39%	6.07%
Year Ended October 31, 2016	$7.34	0.13	(0.41)	(0.28)	(0.15)	(0.07)	(0.22)	$6.84	(3.83%	)	$5,729,070	1.39%	1.92%	1.39%	6.09%
Year Ended October 31, 2015	$7.73	0.15	(0.33)	(0.18)	(0.18)	(0.03)	(0.21)	$7.34	(2.41%	)	$5,592,927	1.38%	1.98%	1.38%	6.69%
Year Ended October 31, 2014	$8.01	0.15	(0.23)	(0.08)	(0.20)	–	(0.20)	$7.73	(1.04%	)	$2,174,848	1.38%	1.92%	1.38%	5.68%

Class R Shares (f)
Year Ended October 31, 2018	$8.71	0.18	(0.82)	(0.64)	(0.21)	(0.31)	(0.52)	$7.55	(7.88%	)	$7,413,682	1.02%	2.11%	1.02%	9.38%
Year Ended October 31, 2017	$7.25	0.14	1.49	1.63	(0.15)	(0.02)	(0.17)	$8.71	22.78%		$5,734,302	0.99%	1.72%	0.99%	6.07%
Year Ended October 31, 2016	$7.75	0.16	(0.42)	(0.26)	(0.17)	(0.07)	(0.24)	$7.25	(3.37%	)	$3,019,089	1.00%	2.27%	1.00%	6.09%
Year Ended October 31, 2015	$8.15	0.19	(0.36)	(0.17)	(0.20)	(0.03)	(0.23)	$7.75	(2.11%	)	$3,422,400	0.95%	2.33%	0.95%	6.69%
Year Ended October 31, 2014	$8.42	0.24	(0.27)	(0.03)	(0.24)	–	(0.24)	$8.15	(0.42%	)	$1,115,530	0.80%	2.80%	0.80%	5.68%

Class R6 Shares (g)
Year Ended October 31, 2018	$8.76	0.23	(0.81)	(0.58)	(0.25)	(0.31)	(0.56)	$7.62	(7.22%	)	$1,234,310,025	0.31%	2.74%	0.31%	9.38%
Year Ended October 31, 2017	$7.29	0.21	1.48	1.69	(0.20)	(0.02)	(0.22)	$8.76	23.51%		$1,345,318,673	0.31%	2.64%	0.31%	6.07%
Year Ended October 31, 2016	$7.79	0.22	(0.43)	(0.21)	(0.22)	(0.07)	(0.29)	$7.29	(2.71%	)	$1,578,665,493	0.31%	2.98%	0.31%	6.09%
Year Ended October 31, 2015	$8.18	0.23	(0.34)	(0.11)	(0.25)	(0.03)	(0.28)	$7.79	(1.36%	)	$1,581,115,104	0.30%	2.90%	0.30%	6.69%
Year Ended October 31, 2014	$8.45	0.28	(0.27)	0.01	(0.28)	–	(0.28)	$8.18	0.05%		$1,562,224,101	0.30%	3.31%	0.30%	5.68%

Institutional Service Class Shares
Year Ended October 31, 2018	$8.76	0.22	(0.82)	(0.60)	(0.24)	(0.31)	(0.55)	$7.61	(7.40%	)	$6,111,411	0.47%	2.61%	0.47%	9.38%
Period Ended October 31, 2017 (h)	$7.26	0.14	1.58	1.72	(0.20)	(0.02)	(0.22)	$8.76	23.97%		$1,274,712	0.40%	1.80%	0.40%	6.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

76

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the annual period ended October 31, 2018, the Nationwide Mid Cap Market Index Fund (Class R6) returned 0.78% versus 1.02% for its benchmark, the S&P MidCap 400® Index (S&P 400). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Mid-Cap Blend (consisting of 465 funds as of October 31, 2018), was 0.58% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2017, the S&P 400 returned 6.25%, and all eleven GICS* sectors moved forward. The market benefited broadly from corporate earnings growth, tax-reform news, and economic strength. Information Technology and Financials contributed the most to the S&P 400’s total return, contributing 2.2% and 1.3% respectively to the quarterly return. Bond proxies, namely Utilities, Telecommunications, and Real Estate, trailed the market. The U.S. economy demonstrated strength throughout the quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that third quarter 2017 nominal gross domestic product (GDP) (not adjusted for inflation) surged 4.1% year-over-year, real GDP (adjusted for inflation) increased 2.3% year-over-year, and broad aggregate S&P 500® Index earnings growth was 6.6%. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business (NFIB) Small Business Optimism Index reached 13-year highs in the quarter. On the policy front, investors balanced the normalization of accommodative monetary policy with expectations of expansionary fiscal policy. The Federal Open Market Committee’s (FOMC) decision to hike interest rates in December pushed shorter-dated U.S. Treasury yields higher in the quarter. In fiscal policy, President Trump signed into law the largest tax-overhaul plan since 1986 on December 22nd. Although the legislation is forecasted by the Joint Committee on Taxation to raise the federal deficit by $1.5 trillion over a

10-year window, U.S. 10-year Treasury yields remained relatively low throughout the quarter, ending the year at 2.4%, 5 basis points (bps) lower than at the start of 2017. These developments partly influenced the firming of the U.S. term structure, as the 2-year/10-year U.S. Treasury spread (a commonly used indicator of the market’s expectation of an upcoming recession or general downturn in growth) compressed to year-to-date lows of 51 bps at the quarter’s end, near levels not experienced since the Great Recession.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. The S&P 400 returned 0.77% for the quarter. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and Information Technology names. However, as the quarter progressed, a combination of economic overheating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. The annualized realized volatility of the S&P 500 Index was 19% in the quarter, meaningfully higher than the 6.6% witnessed in 2017. From a sector standpoint, Technology and Consumer Discretionary stocks outperformed, thanks to their impressive early-quarter runs. Later in the quarter, negative headlines regarding FAANG** and Microsoft Corporation regulation, artificial intelligence, and Facebook’s usage of user data weighed on the sector. Although the quarter was plagued with volatility, the defensive sectors of Telecommunications and Consumer Staples were the worst performing in the S&P 500 Index. Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management® Purchasing Managers Index (PMI) manufacturing and non-manufacturing components accelerated. This supported the Federal Reserve’s (Fed) decision to increase interest rates in March and to revise its rate hike expectations higher for 2019. The combination of increased interest rate expectations, a strong

77

Fund Commentary (cont.)	Nationwide Mid Cap Market Index Fund

economic backdrop, and technical issues regarding the deficit drove selling in U.S. Treasurys. The 10-year U.S. Treasury yield increased by 0.33% in the quarter to 2.75%. Additionally, the health of the U.S. economy was apparent in strong corporate earnings results from the fourth quarter of 2017 that were released throughout the first quarter of 2018. The aggregate earnings surprise of S&P 500 Index constituents was 3.8%, and aggregate earnings growth of the S&P 500 Index reached 14.18%, with particular strength in Energy and Materials.

In the second quarter of 2018, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth. The S&P 400 returned 4.29% for the quarter. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic information throughout the quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure (PCE) hit the Fed’s target rate of 2%, supporting its decision to raise rates in June. The Fed has also signaled two additional hikes this year. On the earnings front, the aggregate earnings growth of S&P 500 Index constituents was 26.6% based on Thomson Reuters Institutional Brokers Estimate System. Both of these factors were supportive for the S&P 500 Index broadly and pushed volatility lower in the quarter. The average level of the CBOE Volatility Index (VIX) was 15.3 in the quarter, lower than the 17.4 experienced in the first quarter. From a sector standpoint, Energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the quarter and reached $77 a barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans. Elsewhere, Financials underperformed all other sectors, led lower by shares of Diversified Financial Services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Fed’s Comprehensive Capital Analysis and Review bank stress tests, and global protectionism.

In the third quarter of 2018, the S&P 400 returned 3.86%. U.S. large-cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. The average level of the VIX in the third quarter was 12.9, lower than both the first and second quarters. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. Survey indicators also signaled improvement as U.S. consumer confidence increased to the highest level since 2000 and the PMI manufacturing and non-manufacturing components reached multi-year highs. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate to 2% to 2 1/4%. Additionally, the FOMC removed its description of monetary policy as “accommodative.” The increase in benchmark rates and positive interpretation of growth, coupled with high levels of U.S. government debt issuance, pushed the yield on the 10-year U.S. Treasury up 20 bps from the start of the quarter to 3.06% at the quarter’s end.

The strongest returns in the S&P 400 for the reporting period came from Healthcare (1.47%), Information Technology (0.58%) and Energy (0.56%). The bottom negative-performing sectors included Materials (-0.76%), Financials (-0.76%), and Industrials (-0.55%).

BlackRock typically uses exchange-traded equity index futures in its strategies for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the Fund, and we keep cash to fully cover all outstanding futures positions.

78

Fund Commentary (cont.)	Nationwide Mid Cap Market Index Fund

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the Fund. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark. The Fund generally carries less than 1% in cash that is typically equitized using equity futures.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*Sector classifications for public companies are determined by the Global Industry Classification Standard (GICS), which is maintained by Standard & Poor’s Financial Services LLC (S&P) and MSCI Inc. (MSCI). S&P and MSCI assign each company to a sector, according to the definition of the company’s principal business activity. Nationwide Fund Distributors LLC is not affiliated with S&P or MSCI.

**FAANG is an acronym for the market’s five most popular and best-performing tech stocks, namely Facebook, Apple, Amazon, Netflix and Alphabet’s Google.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). Smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

79

Fund Overview	Nationwide Mid Cap Market Index Fund

Asset Allocation†

Common Stocks	96.4%
Repurchase Agreement	2.8%
Short-Term Investment	0.3%
Futures Contracts	(0.4)%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries††

Equity Real Estate Investment Trusts (REITs)	8.5%
Banks	7.3%
Machinery	4.8%
Insurance	4.6%
Electronic Equipment, Instruments & Components	4.5%
Health Care Equipment & Supplies	4.4%
Hotels, Restaurants & Leisure	3.8%
Software	3.4%
IT Services	3.4%
Oil, Gas & Consumable Fuels	3.0%
Other Industries*	52.3%
100.0%

Top Holdings††

Jack Henry & Associates, Inc.	0.7%
Lamb Weston Holdings, Inc.	0.7%
Domino’s Pizza, Inc.	0.7%
Teleflex, Inc.	0.7%
Keysight Technologies, Inc.	0.6%
Atmos Energy Corp.	0.6%
Leidos Holdings, Inc.	0.6%
IDEX Corp.	0.6%
Trimble, Inc.	0.6%
Steel Dynamics, Inc.	0.6%
Other Holdings*	93.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

80

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	0.38%	8.18%	13.34%
	w/SC2	(5.40)%	6.91%	12.68%
Class C	w/o SC1	(0.28)%	7.45%	12.63%
	w/SC3	(1.16)%	N/A	N/A
Class R4,5,		0.03%	7.88%	13.12%
Class R6[4,6]		0.78%	8.61%	13.80%
Institutional Service Class[4]		0.58%	N/A	6.35%	[7]*
S&P MidCap 400® Index		1.02%	8.89%	14.13%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.68%	0.67%
Class C	1.36%	1.35%
Class R	0.97%	0.96%
Class R6	0.27%	0.26%
Institutional Service Class	0.52%	0.51%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

81

Fund Performance (cont.)	Nationwide Mid Cap Market Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

82

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	979.30	3.29	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.88	3.36	0.66
Class C Shares	Actual	(a)	1,000.00	976.20	6.67	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class R Shares	Actual	(a)	1,000.00	977.50	4.83	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97
Class R6 Shares	Actual	(a)	1,000.00	981.00	1.25	0.25
	Hypothetical	(a)(b)	1,000.00	1,023.95	1.28	0.25
Institutional Service Class Shares	Actual	(a)	1,000.00	979.80	2.50	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

83

Statement of Investments

October 31, 2018

Nationwide Mid Cap Market Index Fund

Common Stocks 96.4%

	Shares	Value

Aerospace & Defense 0.9%
Curtiss-Wright Corp.	32,077	$3,511,149
Esterline Technologies Corp.*	19,326	2,268,099
Teledyne Technologies, Inc.*	26,205	5,798,642

		11,577,890

Airlines 0.3%
JetBlue Airways Corp.*	228,168	3,817,251

Auto Components 0.9%
Adient plc (a)	63,332	1,926,560
Dana, Inc.	105,421	1,641,405
Delphi Technologies plc	64,878	1,390,984
Gentex Corp.	196,128	4,128,494
Visteon Corp.*	21,417	1,692,800

		10,780,243

Automobiles 0.2%
Thor Industries, Inc.	36,510	2,542,556

Banks 7.3%
Associated Banc-Corp.	125,513	2,909,391
BancorpSouth Bank	65,500	1,879,850
Bank of Hawaii Corp.	30,654	2,404,500
Bank OZK	88,165	2,412,194
Cathay General Bancorp	56,299	2,120,783
Chemical Financial Corp.	52,192	2,445,717
Commerce Bancshares, Inc.	69,205	4,401,438
Cullen/Frost Bankers, Inc.	46,610	4,564,051
East West Bancorp, Inc.	105,689	5,542,331
First Horizon National Corp.	237,033	3,825,713
FNB Corp.	236,671	2,799,818
Fulton Financial Corp.	128,462	2,056,677
Hancock Whitney Corp.	62,351	2,616,248
Home BancShares, Inc. (a)	117,195	2,231,393
International Bancshares Corp.	40,035	1,549,354
MB Financial, Inc.	61,450	2,727,765
PacWest Bancorp	89,291	3,627,000
Pinnacle Financial Partners, Inc.	53,391	2,792,349
Prosperity Bancshares, Inc.	48,388	3,146,672
Signature Bank	40,371	4,436,773
Sterling Bancorp	164,812	2,963,320
Synovus Financial Corp.	85,585	3,214,573
TCF Financial Corp.	122,302	2,553,666
Texas Capital Bancshares, Inc.*	36,582	2,386,244
Trustmark Corp.	49,519	1,525,185
UMB Financial Corp.	32,883	2,099,580
Umpqua Holdings Corp.	160,949	3,090,221
United Bankshares, Inc. (a)	75,719	2,511,599
Valley National Bancorp	241,750	2,412,665
Webster Financial Corp.	67,343	3,962,462
Wintrust Financial Corp.	41,162	3,134,075

		90,343,607

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	6,298	1,935,312

Biotechnology 0.5%
Exelixis, Inc.*	217,365	3,014,852
United Therapeutics Corp.*	31,816	3,527,122

		6,541,974

Common Stocks (continued)

	Shares	Value

Building Products 0.5%
Lennox International, Inc.	26,423	$5,572,346

Capital Markets 2.8%
Eaton Vance Corp.	86,092	3,878,445
Evercore, Inc., Class A	29,912	2,443,511
FactSet Research Systems, Inc. (a)	27,976	6,259,910
Federated Investors, Inc., Class B (a)	69,672	1,718,808
Interactive Brokers Group, Inc., Class A	54,926	2,713,894
Janus Henderson Group plc (a)	122,776	3,016,606
Legg Mason, Inc.	62,383	1,760,448
MarketAxess Holdings, Inc.	27,402	5,745,377
SEI Investments Co.	96,116	5,137,400
Stifel Financial Corp.	51,930	2,374,240

		35,048,639

Chemicals 2.5%
Ashland Global Holdings, Inc.	45,605	3,373,858
Cabot Corp.	44,897	2,185,586
Chemours Co. (The)	128,978	4,257,564
Minerals Technologies, Inc.	25,827	1,414,028
NewMarket Corp. (a)	6,515	2,514,529
Olin Corp.	122,178	2,467,995
PolyOne Corp.	58,429	1,887,841
RPM International, Inc.	97,323	5,953,248
Scotts Miracle-Gro Co. (The) (a)	28,705	1,915,772
Sensient Technologies Corp. (a)	30,902	2,004,304
Valvoline, Inc.	139,117	2,771,211

		30,745,936

Commercial Services & Supplies 1.2%
Brink’s Co. (The)	37,200	2,467,104
Clean Harbors, Inc.*	37,371	2,542,723
Deluxe Corp.	34,936	1,649,328
Healthcare Services Group, Inc. (a)	53,839	2,185,325
Herman Miller, Inc.	43,568	1,435,566
HNI Corp.	31,801	1,204,940
MSA Safety, Inc.	25,509	2,664,160
Pitney Bowes, Inc.	136,737	905,199

		15,054,345

Communications Equipment 1.3%
ARRIS International plc*	123,629	3,074,653
Ciena Corp.*	104,003	3,251,134
InterDigital, Inc.	25,377	1,800,498
Lumentum Holdings, Inc.* (a)	45,969	2,512,206
NetScout Systems, Inc.*	52,863	1,335,320
Plantronics, Inc.	24,027	1,416,872
ViaSat, Inc.* (a)	40,825	2,603,002

		15,993,685

Construction & Engineering 1.1%
AECOM*	117,162	3,414,101
Dycom Industries, Inc.* (a)	22,796	1,547,393
EMCOR Group, Inc.	42,432	3,011,823
Granite Construction, Inc.	33,204	1,518,087
KBR, Inc.	102,790	2,033,186
Valmont Industries, Inc. (a)	16,343	2,031,598

		13,556,188

84

Statement of Investments (Continued)

October 31, 2018

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction Materials 0.2%
Eagle Materials, Inc.	34,852	$2,573,472

Consumer Finance 0.4%
Navient Corp.	171,770	1,989,097
SLM Corp.*	318,475	3,229,336

		5,218,433

Containers & Packaging 1.3%
AptarGroup, Inc.	45,352	4,624,090
Bemis Co., Inc.	66,464	3,042,057
Greif, Inc., Class A	18,919	894,869
Owens-Illinois, Inc.*	116,143	1,819,961
Silgan Holdings, Inc.	56,474	1,357,070
Sonoco Products Co.	72,719	3,969,003

		15,707,050

Distributors 0.3%
Pool Corp.	29,447	4,291,900

Diversified Consumer Services 1.0%
Adtalem Global Education, Inc.*	43,985	2,226,961
Graham Holdings Co., Class B	3,192	1,854,712
Service Corp. International	131,541	5,455,005
Sotheby’s*	26,726	1,122,492
Weight Watchers International, Inc.*	28,182	1,862,830

		12,522,000

Electric Utilities 1.3%
ALLETE, Inc.	37,438	2,770,412
Hawaiian Electric Industries, Inc. (a)	79,528	2,966,394
IDACORP, Inc.	36,854	3,437,004
OGE Energy Corp.	145,924	5,275,153
PNM Resources, Inc.	58,195	2,235,270

		16,684,233

Electrical Equipment 1.2%
Acuity Brands, Inc.	29,305	3,681,880
EnerSys	30,774	2,448,687
Hubbell, Inc.	39,947	4,062,610
nVent Electric plc	118,680	2,898,166
Regal Beloit Corp.	31,692	2,272,316

		15,363,659

Electronic Equipment, Instruments & Components 4.5%
Arrow Electronics, Inc.*	63,735	4,315,497
Avnet, Inc.	84,428	3,383,030
Belden, Inc.	29,695	1,605,015
Cognex Corp. (a)	125,468	5,375,049
Coherent, Inc.* (a)	17,722	2,182,287
Jabil, Inc.	111,795	2,764,690
Keysight Technologies, Inc.*	136,622	7,798,384
Littelfuse, Inc. (a)	18,311	3,317,221
National Instruments Corp.	81,959	4,013,532
Resideo Technologies, Inc.*	90,134	1,897,320
SYNNEX Corp.	30,400	2,359,344
Tech Data Corp.*	27,970	1,976,360
Trimble, Inc.*	182,144	6,808,543
Vishay Intertechnology, Inc.	96,569	1,767,213
Zebra Technologies Corp., Class A*	39,159	6,512,142

		56,075,627

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 1.7%
Apergy Corp.*	56,570	$2,205,664
Core Laboratories NV (a)	32,195	2,744,302
Diamond Offshore Drilling, Inc.* (a)	47,020	666,744
Dril-Quip, Inc.* (a)	27,384	1,165,463
Ensco plc, Class A (a)	319,355	2,280,195
McDermott International, Inc.*	131,375	1,015,529
Nabors Industries Ltd. (a)	237,382	1,179,788
Oceaneering International, Inc.*	71,939	1,362,525
Patterson-UTI Energy, Inc.	160,471	2,670,237
Rowan Cos. plc, Class A*	92,664	1,474,284
Superior Energy Services, Inc.*	112,700	882,441
Transocean Ltd.* (a)	313,286	3,449,279

		21,096,451

Entertainment 0.9%
Cinemark Holdings, Inc.	77,674	3,228,908
Live Nation Entertainment, Inc.*	100,632	5,263,054
World Wrestling Entertainment, Inc., Class A (a)	31,631	2,296,094

		10,788,056

Equity Real Estate Investment Trusts (REITs) 8.5%
Alexander & Baldwin, Inc.	49,417	965,608
American Campus Communities, Inc.	99,845	3,944,876
Camden Property Trust	67,796	6,119,945
CoreCivic, Inc.	86,621	1,945,508
CoreSite Realty Corp.	26,770	2,512,632
Corporate Office Properties Trust	75,312	1,946,062
Cousins Properties, Inc.	307,466	2,555,042
CyrusOne, Inc.	76,316	4,062,301
Douglas Emmett, Inc.	117,729	4,260,613
EPR Properties	54,225	3,727,426
First Industrial Realty Trust, Inc.	92,085	2,827,010
GEO Group, Inc. (The)	88,818	1,963,766
Healthcare Realty Trust, Inc.	91,430	2,547,240
Highwoods Properties, Inc.	75,511	3,219,789
Hospitality Properties Trust	120,112	3,077,269
JBG SMITH Properties	78,983	2,960,283
Kilroy Realty Corp.	73,408	5,056,343
Lamar Advertising Co., Class A	61,713	4,524,797
LaSalle Hotel Properties	80,669	2,662,884
Liberty Property Trust	107,991	4,521,583
Life Storage, Inc.	34,001	3,201,534
Mack-Cali Realty Corp.	65,820	1,336,146
Medical Properties Trust, Inc.	266,933	3,966,624
National Retail Properties, Inc.	114,497	5,352,735
Omega Healthcare Investors, Inc.	146,110	4,872,768
PotlatchDeltic Corp.	45,769	1,659,126
Rayonier, Inc.	94,588	2,856,558
Sabra Health Care REIT, Inc.	130,328	2,821,601
Senior Housing Properties Trust	173,676	2,790,973
Tanger Factory Outlet Centers, Inc.	68,909	1,533,914
Taubman Centers, Inc.	44,573	2,451,961
Uniti Group, Inc.	128,133	2,452,466
Urban Edge Properties	83,161	1,703,969
Weingarten Realty Investors	87,047	2,447,762

		104,849,114

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	26,690	3,365,876
Sprouts Farmers Market, Inc.* (a)	92,688	2,492,380

85

Statement of Investments (Continued)

October 31, 2018

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing (continued)
United Natural Foods, Inc.*	36,819	$800,077

		6,658,333

Food Products 2.3%
Flowers Foods, Inc.	133,808	2,583,832
Hain Celestial Group, Inc. (The)*	65,201	1,622,201
Ingredion, Inc.	51,802	5,241,326
Lamb Weston Holdings, Inc.	106,874	8,353,272
Lancaster Colony Corp.	14,242	2,440,794
Post Holdings, Inc.*	48,588	4,296,151
Sanderson Farms, Inc.	14,672	1,443,578
Tootsie Roll Industries, Inc. (a)	13,529	427,111
TreeHouse Foods, Inc.*	41,142	1,874,430

		28,282,695

Gas Utilities 2.1%
Atmos Energy Corp.	81,191	7,557,258
National Fuel Gas Co.	62,755	3,406,969
New Jersey Resources Corp. (a)	64,445	2,906,470
ONE Gas, Inc.	38,360	3,026,988
Southwest Gas Holdings, Inc.	35,835	2,768,970
UGI Corp.	126,802	6,728,114

		26,394,769

Health Care Equipment & Supplies 4.3%
Avanos Medical, Inc.*	34,559	1,956,039
Cantel Medical Corp.	26,465	2,094,705
Globus Medical, Inc., Class A*	53,579	2,831,650
Haemonetics Corp.*	37,700	3,938,519
Hill-Rom Holdings, Inc.	48,435	4,072,415
ICU Medical, Inc.*	12,092	3,080,195
Inogen, Inc.*	12,744	2,415,880
Integra LifeSciences Holdings Corp.* (a)	51,550	2,761,534
LivaNova plc*	35,439	3,968,814
Masimo Corp.*	35,005	4,046,578
NuVasive, Inc.*	37,458	2,104,016
STERIS plc	61,666	6,740,710
Teleflex, Inc.	33,400	8,040,716
West Pharmaceutical Services, Inc.	53,633	5,680,807

		53,732,578

Health Care Providers & Services 2.3%
Acadia Healthcare Co., Inc.* (a)	64,381	2,671,812
Chemed Corp.	11,734	3,571,008
Encompass Health Corp.	72,238	4,861,617
HealthEquity, Inc.*	39,505	3,626,559
LifePoint Health, Inc.*	28,332	1,837,614
MEDNAX, Inc.*	68,168	2,814,657
Molina Healthcare, Inc.*	45,045	5,710,355
Patterson Cos., Inc.	60,185	1,358,977
Tenet Healthcare Corp.*	60,491	1,556,433

		28,009,032

Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.*	127,348	1,516,715
Medidata Solutions, Inc.* (a)	43,523	3,059,667

		4,576,382

Hotels, Restaurants & Leisure 3.8%
Boyd Gaming Corp.	58,957	1,565,898

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Brinker International, Inc. (a)	29,841	$1,293,607
Cheesecake Factory, Inc. (The) (a)	30,751	1,486,503
Churchill Downs, Inc.	8,704	2,172,605
Cracker Barrel Old Country Store, Inc. (a)	17,533	2,782,136
Domino’s Pizza, Inc.	30,539	8,208,578
Dunkin’ Brands Group, Inc.	61,101	4,433,489
Eldorado Resorts, Inc.*	47,379	1,729,334
International Speedway Corp., Class A	17,686	663,402
Jack in the Box, Inc.	19,879	1,569,050
Marriott Vacations Worldwide Corp.	29,937	2,649,125
Papa John’s International, Inc. (a)	16,374	893,038
Penn National Gaming, Inc.*	78,336	1,901,998
Scientific Games Corp.*	40,007	890,556
Six Flags Entertainment Corp. (a)	52,107	2,806,483
Texas Roadhouse, Inc. (a)	48,480	2,931,101
Wendy’s Co. (The)	136,547	2,354,070
Wyndham Destinations, Inc.	72,509	2,601,623
Wyndham Hotels & Resorts, Inc.	72,884	3,592,452

		46,525,048

Household Durables 1.3%
Helen of Troy Ltd.*	19,213	2,384,717
KB Home	62,410	1,246,328
NVR, Inc.*	2,487	5,568,468
Tempur Sealy International, Inc.* (a)	33,352	1,541,196
Toll Brothers, Inc.	98,878	3,328,233
TRI Pointe Group, Inc.* (a)	111,071	1,321,745
Tupperware Brands Corp.	36,482	1,280,518

		16,671,205

Household Products 0.2%
Energizer Holdings, Inc.	43,618	2,563,430

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	43,568	4,208,233

Insurance 4.6%
Alleghany Corp.	10,894	6,543,808
American Financial Group, Inc.	51,330	5,134,540
Aspen Insurance Holdings Ltd.	43,575	1,824,921
Brown & Brown, Inc.	169,056	4,763,998
CNO Financial Group, Inc. (a)	120,022	2,268,416
First American Financial Corp.	81,565	3,615,776
Genworth Financial, Inc., Class A*	365,777	1,565,526
Hanover Insurance Group, Inc. (The)	31,121	3,466,257
Kemper Corp.	44,386	3,337,383
Mercury General Corp.	19,774	1,172,796
Old Republic International Corp.	207,365	4,572,398
Primerica, Inc.	30,691	3,368,030
Reinsurance Group of America, Inc.	46,427	6,609,812
RenaissanceRe Holdings Ltd. (a)	29,417	3,593,581
WR Berkley Corp.	70,182	5,326,814

		57,164,056

Interactive Media & Services 0.1%
Cars.com, Inc.* (a)	46,789	1,221,661

IT Services 3.3%
CoreLogic, Inc.*	59,035	2,398,002
Jack Henry & Associates, Inc.	56,289	8,433,781
Leidos Holdings, Inc.	109,753	7,109,799

86

Statement of Investments (Continued)

October 31, 2018

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
LiveRamp Holdings, Inc.*	56,599	$2,585,442
MAXIMUS, Inc.	46,850	3,043,844
Perspecta, Inc.	104,248	2,553,034
Sabre Corp.	182,597	4,501,016
Science Applications International Corp.	30,888	2,147,025
Teradata Corp.* (a)	86,863	3,161,813
WEX, Inc.*	31,428	5,530,071

		41,463,827

Leisure Products 0.6%
Brunswick Corp.	63,249	3,288,315
Polaris Industries, Inc. (a)	42,673	3,797,044

		7,085,359

Life Sciences Tools & Services 1.5%
Bio-Rad Laboratories, Inc., Class A*	14,612	3,986,884
Bio-Techne Corp.	27,528	4,616,996
Charles River Laboratories International, Inc.*	35,008	4,264,675
PRA Health Sciences, Inc.*	42,271	4,094,792
Syneos Health, Inc.*	44,311	2,021,911

		18,985,258

Machinery 4.7%
AGCO Corp.	48,471	2,716,315
Crane Co.	36,946	3,215,780
Donaldson Co., Inc.	94,067	4,823,756
Graco, Inc.	121,907	4,953,081
IDEX Corp.	55,925	7,092,409
ITT, Inc.	63,895	3,226,697
Kennametal, Inc.	59,647	2,114,486
Lincoln Electric Holdings, Inc.	47,532	3,845,814
Nordson Corp.	38,169	4,682,191
Oshkosh Corp.	53,316	2,993,160
Terex Corp.	47,301	1,579,380
Timken Co. (The)	50,613	2,001,744
Toro Co. (The)	76,721	4,321,694
Trinity Industries, Inc.	107,732	3,075,749
Wabtec Corp. (a)	62,639	5,137,651
Woodward, Inc.	40,478	2,980,800

		58,760,707

Marine 0.2%
Kirby Corp.*	39,272	2,825,228

Media 1.1%
AMC Networks, Inc., Class A* (a)	33,144	1,941,576
Cable One, Inc.	3,619	3,241,683
John Wiley & Sons, Inc., Class A	33,182	1,799,792
Meredith Corp. (a)	29,050	1,497,818
New York Times Co. (The), Class A	102,918	2,717,035
TEGNA, Inc.	157,619	1,818,923

		13,016,827

Metals & Mining 2.1%
Allegheny Technologies, Inc.*	91,789	2,376,417
Carpenter Technology Corp.	34,523	1,505,548
Commercial Metals Co.	85,449	1,628,658
Compass Minerals International, Inc.	24,684	1,197,421
Reliance Steel & Aluminum Co.	52,841	4,170,212

Common Stocks (continued)

	Shares	Value

Metals & Mining (continued)
Royal Gold, Inc.	47,789	$3,662,071
Steel Dynamics, Inc.	171,236	6,780,946
United States Steel Corp.	129,190	3,427,411
Worthington Industries, Inc.	29,463	1,233,910

		25,982,594

Multiline Retail 0.5%
Big Lots, Inc. (a)	29,422	1,221,602
Dillard’s, Inc., Class A (a)	14,031	988,063
Ollie’s Bargain Outlet Holdings, Inc.*	37,496	3,483,378

		5,693,043

Multi-Utilities 1.0%
Black Hills Corp.	39,142	2,328,949
MDU Resources Group, Inc.	142,727	3,562,466
NorthWestern Corp.	36,698	2,156,375
Vectren Corp.	60,723	4,343,516

		12,391,306

Oil, Gas & Consumable Fuels 3.0%
Callon Petroleum Co.*	165,971	1,654,731
Chesapeake Energy Corp.* (a)	666,381	2,338,997
CNX Resources Corp.*	155,390	2,431,854
Energen Corp.*	59,769	4,301,575
Gulfport Energy Corp.*	115,403	1,051,321
Matador Resources Co.* (a)	75,627	2,181,083
Murphy Oil Corp.	118,837	3,786,147
Oasis Petroleum, Inc.*	194,813	1,959,819
PBF Energy, Inc., Class A	87,408	3,658,025
QEP Resources, Inc.*	173,707	1,547,729
Range Resources Corp.	151,005	2,393,429
SM Energy Co.	75,104	1,828,031
Southwestern Energy Co.*	427,606	2,283,416
World Fuel Services Corp.	49,486	1,583,552
WPX Energy, Inc.*	288,641	4,629,802

		37,629,511

Paper & Forest Products 0.4%
Domtar Corp.	45,888	2,125,073
Louisiana-Pacific Corp.	104,087	2,265,974

		4,391,047

Personal Products 0.4%
Edgewell Personal Care Co.*	39,392	1,890,028
Nu Skin Enterprises, Inc., Class A	40,635	2,853,390

		4,743,418

Pharmaceuticals 0.6%
Catalent, Inc.*	105,660	4,262,325
Mallinckrodt plc*	60,722	1,521,693
Prestige Consumer Healthcare, Inc.* (a)	37,731	1,364,353

		7,148,371

Professional Services 0.8%
ASGN, Inc.*	38,118	2,556,955
Dun & Bradstreet Corp. (The)	27,101	3,855,930
ManpowerGroup, Inc.	47,330	3,610,806

		10,023,691

87

Statement of Investments (Continued)

October 31, 2018

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	33,251	$4,397,777
Realogy Holdings Corp. (a)	93,222	1,777,744

		6,175,521

Road & Rail 1.6%
Avis Budget Group, Inc.* (a)	48,517	1,364,298
Genesee & Wyoming, Inc., Class A*	43,345	3,434,225
Knight-Swift Transportation Holdings, Inc. (a)	93,811	3,001,952
Landstar System, Inc.	29,970	2,999,697
Old Dominion Freight Line, Inc.	47,841	6,239,423
Ryder System, Inc.	38,787	2,145,309
Werner Enterprises, Inc.	32,733	1,053,675

		20,238,579

Semiconductors & Semiconductor Equipment 2.6%
Cirrus Logic, Inc.* (a)	44,536	1,667,428
Cree, Inc.* (a)	74,239	2,881,958
Cypress Semiconductor Corp. (a)	263,680	3,412,019
First Solar, Inc.*	55,033	2,300,379
Integrated Device Technology, Inc.*	94,497	4,423,405
MKS Instruments, Inc.	39,963	2,944,873
Monolithic Power Systems, Inc.	28,373	3,351,419
Silicon Laboratories, Inc.*	31,596	2,576,022
Synaptics, Inc.*	25,790	968,157
Teradyne, Inc.	135,974	4,684,304
Versum Materials, Inc.	79,633	2,513,217

		31,723,181

Software 3.4%
ACI Worldwide, Inc.*	84,427	2,118,273
Blackbaud, Inc.	35,462	2,543,335
CDK Global, Inc.	94,405	5,403,742
CommVault Systems, Inc.*	28,019	1,631,266
Fair Isaac Corp.*	21,255	4,096,051
j2 Global, Inc.	34,119	2,485,228
LogMeIn, Inc.	37,829	3,257,833
Manhattan Associates, Inc.* (a)	47,961	2,289,658
PTC, Inc.*	77,343	6,373,837
Tyler Technologies, Inc.*	28,189	5,966,484
Ultimate Software Group, Inc. (The)*	22,755	6,067,166

		42,232,873

Specialty Retail 2.2%
Aaron’s, Inc.	50,452	2,377,803
American Eagle Outfitters, Inc. (a)	122,660	2,828,540
AutoNation, Inc.*	41,946	1,697,974
Bed Bath & Beyond, Inc. (a)	102,267	1,405,148
Dick’s Sporting Goods, Inc. (a)	55,814	1,974,141
Five Below, Inc.*	40,651	4,626,897
Michaels Cos., Inc. (The)* (a)	71,240	1,129,154
Murphy USA, Inc.*	21,824	1,759,669
Sally Beauty Holdings, Inc.* (a)	87,622	1,560,548
Signet Jewelers Ltd.	37,860	2,122,053
Urban Outfitters, Inc.* (a)	55,623	2,194,884
Williams-Sonoma, Inc. (a)	58,751	3,488,634

		27,165,445

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.*	86,398	$2,319,786

Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc. (a)	33,892	3,252,954
Deckers Outdoor Corp.*	21,934	2,789,347
Skechers U.S.A., Inc., Class A* (a)	98,531	2,815,031

		8,857,332

Thrifts & Mortgage Finance 0.5%
LendingTree, Inc.* (a)	5,422	1,093,563
New York Community Bancorp, Inc.	358,271	3,432,236
Washington Federal, Inc. (a)	60,927	1,715,705

		6,241,504

Trading Companies & Distributors 0.8%
GATX Corp.	27,553	2,064,546
MSC Industrial Direct Co., Inc., Class A	33,666	2,728,966
NOW, Inc.*	79,022	1,014,642
Watsco, Inc.	23,410	3,468,894

		9,277,048

Water Utilities 0.3%
Aqua America, Inc.	130,059	4,230,819

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	67,156	2,070,419

Total Common Stocks (cost $965,676,230)		1,195,360,083

Short-Term Investment 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (b)(c)	4,101,414	4,101,414

Total Short-Term Investment (cost $4,101,414)		4,101,414

Repurchase Agreement 2.8%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $34,235,303, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $34,928,280. (c)(d)	$34,233,220	34,233,220

Total Repurchase Agreement (cost $34,233,220)		34,233,220

Total Investments (cost $1,004,010,864) — 99.5%		1,233,694,717

Other assets in excess of liabilities — 0.5%		6,554,571

NET ASSETS — 100.0%		$1,240,249,288

88

Statement of Investments (Continued)

October 31, 2018

Nationwide Mid Cap Market Index Fund (Continued)

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $118,565,313, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $4,101,414 and $34,233,220, respectively, and by $84,511,448 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 – 5/15/2045; total value of $122,846,082.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $38,334,634.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2018

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	241	12/2018	USD	43,977,680	(4,435,246)

					(4,435,246)

At October 31, 2018, the Fund had $2,021,800 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

89

Statement of Assets and Liabilities

October 31, 2018

Nationwide Mid Cap Market Index Fund
Assets:
Investment securities, at value* (cost $969,777,644)	$1,199,461,497
Repurchase agreement, at value (cost $34,233,220)	34,233,220
Cash	41,579,070
Deposits with broker for futures contracts	2,021,800
Interest and dividends receivable	883,624
Security lending income receivable	24,224
Receivable for capital shares issued	1,228,290
Receivable for variation margin on futures contracts	137,666
Prepaid expenses	26,393

Total Assets	1,279,595,784

Liabilities:
Payable for capital shares redeemed	456,928
Payable upon return of securities loaned (Note 2)	38,334,634
Accrued expenses and other payables:
Investment advisory fees	202,200
Fund administration fees	60,530
Distribution fees	92,646
Administrative servicing fees	107,995
Accounting and transfer agent fees	9,814
Trustee fees	4,319
Custodian fees	9,950
Compliance program costs (Note 3)	896
Professional fees	29,086
Printing fees	14,737
Other	22,761

Total Liabilities	39,346,496

Net Assets	$1,240,249,288

Represented by:
Capital	$892,123,735
Total distributable earnings (loss)	348,125,553

Net Assets	$1,240,249,288

Net Assets:
Class A Shares	$289,155,394
Class C Shares	19,195,288
Class R Shares	24,648,569
Class R6 Shares	885,016,786
Institutional Service Class Shares	22,233,251

Total	$1,240,249,288

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,923,423
Class C Shares	1,219,787
Class R Shares	1,462,526
Class R6 Shares	50,925,469
Institutional Service Class Shares	1,279,873

Total	71,811,078

90

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Mid Cap Market Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$17.09
Class C Shares (b)	$15.74
Class R Shares	$16.85
Class R6 Shares	$17.38
Institutional Service Class Shares	$17.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.13

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $118,565,313 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

91

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$19,678,310
Income from non-cash dividends	1,072,070
Income from securities lending (Note 2)	364,136
Interest income	348,925
Foreign tax withholding	(10,673)

Total Income	21,452,768

EXPENSES:
Investment advisory fees	2,657,739
Fund administration fees	411,236
Distribution fees Class A	846,286
Distribution fees Class C	215,482
Distribution fees Class R	136,218
Administrative servicing fees Class A	541,629
Administrative servicing fees Class C	19,755
Administrative servicing fees Class R	58,201
Administrative servicing fees Institutional Service Class	21,880
Registration and filing fees	73,126
Professional fees	82,579
Printing fees	36,757
Trustee fees	39,875
Custodian fees	47,855
Accounting and transfer agent fees	34,211
Compliance program costs (Note 3)	5,516
Other	155,123

Total expenses before fees waived	5,383,468

Investment advisory fees waived (Note 3)	(133,013)

Net Expenses	5,250,455

NET INVESTMENT INCOME	16,202,313

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	127,411,193
Expiration or closing of futures contracts (Note 2)	2,883,385

Net realized gains	130,294,578

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(127,025,990)
Futures contracts (Note 2)	(4,632,386)

Net change in unrealized appreciation/depreciation	(131,658,376)

Net realized/unrealized losses	(1,363,798)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,838,515

The accompanying notes are an integral part of these financial statements.

92

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$16,202,313	$12,128,188
Net realized gains	130,294,578	139,449,532
Net change in unrealized appreciation/depreciation	(131,658,376)	110,227,343

Change in net assets resulting from operations	14,838,515	261,805,063

Distributions to Shareholders From:
Distributable earnings:
Class A	(42,390,385)	(29,200,316	)(a)
Class C	(2,719,793)	(1,222,740	)(a)
Class R	(3,173,750)	(1,582,325	)(a)
Class R6 (b)	(105,933,110)	(79,853,504	)(a)
Institutional Service Class	(314,947)	(5,816	)(a)(c)

Change in net assets from shareholder distributions	(154,531,985)	(111,864,701)

Change in net assets from capital transactions	122,031,312	(109,214,692)

Change in net assets	(17,662,158)	40,725,670

Net Assets:
Beginning of year	1,257,911,446	1,217,185,776

End of year	$1,240,249,288	$1,257,911,446	(d)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$41,077,204	$86,781,064
Dividends reinvested	38,842,505	26,998,269
Cost of shares redeemed	(103,743,687)	(102,568,476)

Total Class A Shares	(23,823,978)	11,210,857

Class C Shares
Proceeds from shares issued	4,057,466	8,595,172
Dividends reinvested	2,644,535	1,131,672
Cost of shares redeemed	(6,277,019)	(2,585,403)

Total Class C Shares	424,982	7,141,441

Class R Shares
Proceeds from shares issued	13,547,055	18,717,125
Dividends reinvested	1,153,196	415,340
Cost of shares redeemed	(12,760,293)	(10,781,805)

Total Class R Shares	1,939,958	8,350,660

Class R6 Shares (b)
Proceeds from shares issued	207,880,918	102,834,360
Dividends reinvested	105,916,347	79,853,504
Cost of shares redeemed	(191,956,659)	(320,580,251)

Total Class R6 Shares	121,840,606	(137,892,387)

93

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$24,040,700	$2,208,693	(c)
Dividends reinvested	314,947	5,816	(c)
Cost of shares redeemed	(2,705,903)	(239,772	)(c)

Total Institutional Service Class Shares	21,649,744	1,974,737	(c)

Change in net assets from capital transactions	$122,031,312	$(109,214,692)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,256,064	4,781,591
Reinvested	2,180,652	1,544,688
Redeemed	(5,676,757)	(5,614,056)

Total Class A Shares	(1,240,041)	712,223

Class C Shares
Issued	239,048	508,235
Reinvested	160,978	69,258
Redeemed	(371,551)	(152,082)

Total Class C Shares	28,475	425,411

Class R Shares
Issued	754,456	1,041,426
Reinvested	65,604	24,022
Redeemed	(704,298)	(601,191)

Total Class R Shares	115,762	464,257

Class R6 Shares (b)
Issued	11,637,019	5,590,673
Reinvested	5,841,641	4,498,580
Redeemed	(10,331,159)	(17,181,335)

Total Class R6 Shares	7,147,501	(7,092,082)

Institutional Service Class Shares
Issued	1,302,612	118,424	(c)
Reinvested	17,272	315	(c)
Redeemed	(146,212)	(12,538	)(c)

Total Institutional Service Class Shares	1,173,672	106,201	(c)

Total change in shares	7,225,369	(5,383,990)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $2,776,871, $73,316, $122,762, $10,652,571 and $5,038 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $26,423,445, $1,149,424, $1,459,563, $69,200,933 and $778 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.
(d)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $4,448,123.

The accompanying notes are an integral part of these financial statements.

94

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$19.31	0.17	(0.01)	0.16	(0.19)	(2.19)	(2.38)	$17.09	0.38%		$289,155,394	0.67%	0.95%	0.68%	21.84%
Year Ended October 31, 2017	$17.24	0.17	3.55	3.72	(0.15)	(1.50)	(1.65)	$19.31	22.61%		$350,705,458	0.68%	0.91%	0.69%	17.86%
Year Ended October 31, 2016	$18.60	0.16	0.67	0.83	(0.14)	(2.05)	(2.19)	$17.24	5.54%		$300,822,709	0.69%	0.94%	0.69%	18.89%
Year Ended October 31, 2015	$19.62	0.16	0.31	0.47	(0.19)	(1.30)	(1.49)	$18.60	2.77%		$299,007,777	0.68%	0.82%	0.68%	18.60%
Year Ended October 31, 2014	$18.58	0.15	1.81	1.96	(0.13)	(0.79)	(0.92)	$19.62	10.98%		$318,463,597	0.68%	0.79%	0.68%	13.82%

Class C Shares
Year Ended October 31, 2018	$17.99	0.04	0.01	0.05	(0.11)	(2.19)	(2.30)	$15.74	(0.28%	)	$19,195,288	1.35%	0.26%	1.36%	21.84%
Year Ended October 31, 2017	$16.21	–	3.38	3.38	(0.10)	(1.50)	(1.60)	$17.99	21.79%		$21,434,484	1.36%	0.22%	1.37%	17.86%
Year Ended October 31, 2016	$17.66	0.04	0.62	0.66	(0.06)	(2.05)	(2.11)	$16.21	4.78%		$12,418,406	1.37%	0.26%	1.37%	18.89%
Year Ended October 31, 2015	$18.72	0.02	0.32	0.34	(0.10)	(1.30)	(1.40)	$17.66	2.11%		$12,090,140	1.35%	0.13%	1.35%	18.60%
Year Ended October 31, 2014	$17.83	0.02	1.73	1.75	(0.07)	(0.79)	(0.86)	$18.72	10.20%		$6,350,081	1.34%	0.12%	1.34%	13.82%

Class R Shares (g)
Year Ended October 31, 2018	$19.09	0.12	(0.02)	0.10	(0.15)	(2.19)	(2.34)	$16.85	0.03%		$24,648,569	0.97%	0.64%	0.98%	21.84%
Year Ended October 31, 2017	$17.07	0.11	3.53	3.64	(0.12)	(1.50)	(1.62)	$19.09	22.31%		$25,705,173	0.96%	0.62%	0.97%	17.86%
Year Ended October 31, 2016	$18.45	0.11	0.66	0.77	(0.10)	(2.05)	(2.15)	$17.07	5.22%		$15,066,654	0.96%	0.65%	0.97%	18.89%
Year Ended October 31, 2015	$19.45	0.11	0.31	0.42	(0.12)	(1.30)	(1.42)	$18.45	2.48%		$10,748,707	0.95%	0.57%	0.95%	18.60%
Year Ended October 31, 2014	$18.45	0.11	1.80	1.91	(0.12)	(0.79)	(0.91)	$19.45	10.74%		$17,210,020	0.86%	0.61%	0.86%	13.82%

Class R6 Shares (h)
Year Ended October 31, 2018	$19.60	0.25	(0.01)	0.24	(0.27)	(2.19)	(2.46)	$17.38	0.78%		$885,016,786	0.26%	1.36%	0.27%	21.84%
Year Ended October 31, 2017	$17.47	0.25	3.61	3.86	(0.23)	(1.50)	(1.73)	$19.60	23.15%		$857,985,640	0.26%	1.34%	0.27%	17.86%
Year Ended October 31, 2016	$18.82	0.23	0.68	0.91	(0.21)	(2.05)	(2.26)	$17.47	5.96%		$888,878,007	0.27%	1.35%	0.27%	18.89%
Year Ended October 31, 2015	$19.83	0.24	0.32	0.56	(0.27)	(1.30)	(1.57)	$18.82	3.21%		$880,952,284	0.27%	1.24%	0.27%	18.60%
Year Ended October 31, 2014	$18.78	0.23	1.82	2.05	(0.21)	(0.79)	(1.00)	$19.83	11.36%		$947,104,285	0.28%	1.19%	0.28%	13.82%

Institutional Service Class Shares
Year Ended October 31, 2018	$19.59	0.20	–	0.20	(0.23)	(2.19)	(2.42)	$17.37	0.58%		$22,233,251	0.48%	1.10%	0.49%	21.84%
Period Ended October 31, 2017 (i)	$19.23	0.22	1.86	2.08	(0.22)	(1.50)	(1.72)	$19.59	11.76%		$2,080,691	0.41%	1.31%	0.43%	17.86%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

95

Fund Commentary	Nationwide S&P 500 Index Fund

For the annual period ended October 31, 2018, the Nationwide S&P 500 Index Fund (Institutional Service Class*) returned 6.88% versus 7.35% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Large Blend (consisting of 1,412 funds as of October 31, 2018), was 5.34% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2017, the S&P 500 returned 6.64%, and all eleven GICS** sectors moved forward. The market benefited broadly from corporate earnings growth, tax-reform news, and economic strength. Information Technology and Financials contributed the most to the S&P 400’s total return, contributing 2.2% and 1.3% respectively to the quarterly return. Bond proxies, namely Utilities, Telecommunications, and Real Estate, trailed the market. The U.S. economy demonstrated strength throughout the quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that third quarter 2017 nominal gross domestic product (GDP) (not adjusted for inflation) surged 4.1% year-over-year, real GDP (adjusted for inflation) increased 2.3% year-over-year, and broad aggregate S&P 500® Index earnings growth was 6.6%. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business (NFIB) Small Business Optimism Index reached 13-year highs in the quarter. On the policy front, investors balanced the normalization of accommodative monetary policy with expectations of expansionary fiscal policy. The Federal Open Market Committee’s (FOMC) decision to hike interest rates in December pushed shorter-dated U.S. Treasury yields higher in the quarter. In fiscal policy, President Trump signed into law the largest tax-overhaul plan since 1986 on December 22nd. Although the legislation is forecasted by the Joint Committee on Taxation to raise the federal deficit by $1.5 trillion over a 10-year window, U.S. 10-year

Treasury yields remained relatively low throughout the quarter, ending the year at 2.4%, 5 basis points (bps) lower than at the start of 2017. These developments partly influenced the firming of the U.S. term structure, as the 2-year/10-year U.S. Treasury spread (a commonly used indicator of the market’s expectation of an upcoming recession or general downturn in growth) compressed to year-to-date lows of 51 bps at the quarter’s end, near levels not experienced since the Great Recession.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and Information Technology names. However, as the quarter progressed, a combination of economic overheating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. The annualized realized volatility of the S&P 500 was 19% in the quarter, meaningfully higher than the 6.6% witnessed in 2017. From a sector standpoint, Technology and Consumer Discretionary stocks outperformed, thanks to their impressive early-quarter runs. Later in the quarter, negative headlines regarding FAANG† and Microsoft Corporation regulation, artificial intelligence, and Facebook’s usage of user data weighed on the sector. Although the quarter was plagued with volatility, the defensive sectors of Telecommunications and Consumer Staples were the worst performing in the S&P 500, which returned -0.76% for the quarter. Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter. The unemployment rate remained at multi-decade lows, consumer confidence was high by historical standards, and both the Institute for Supply Management® Purchasing Managers Index (PMI) manufacturing and non-manufacturing components accelerated. This supported the Federal Reserve’s (Fed) decision to increase interest rates in March and to revise its rate hike expectations higher for 2019. The combination of increased interest rate expectations, a strong economic backdrop, and technical issues regarding the deficit drove selling in U.S.

96

Fund Commentary (cont.)	Nationwide S&P 500 Index Fund

Treasurys. The 10-year U.S. Treasury yield increased by 0.33% in the quarter to 2.75%. Additionally, the health of the U.S. economy was apparent in strong corporate earnings results from the fourth quarter of 2017 that were released throughout the first quarter of 2018. The aggregate earnings surprise of S&P 500 constituents was 3.8%, and aggregate earnings growth of the S&P 500 reached 14.18%, with particular strength in Energy and Materials.

In the second quarter of 2018, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth. The S&P 500 returned 3.43% for the quarter. On the macroeconomic front, the U.S. unemployment rate struck 3.8%, the lowest level since 1975. Economic information throughout the quarter also indicated strong economic conditions. Additionally, core personal consumption expenditure (PCE) hit the Fed’s target rate of 2%, supporting their decision to raise rates in June. The Fed has also signaled two additional hikes this year. On the earnings front, the aggregate earnings growth of S&P 500 constituents was 26.6% based on Thomson Reuters Institutional Brokers Estimate System. Both of these factors were supportive for the S&P 500 broadly and pushed volatility lower in the quarter. The average level of the CBOE Volatility Index (VIX) was 15.3 in the quarter, lower than the 17.4 experienced in the first quarter. From a sector standpoint, Energy outperformed as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares. In addition to the fact that West Texas Intermediate crude appreciated throughout the quarter and reached $77 a barrel in June, the exercising of cost discipline by U.S. producers, evident from low levels of capital expenditure first quarter earnings reports, was supportive for investor sentiment given uncertainty over OPEC production plans. Elsewhere, Financials underperformed all other sectors, led lower by shares of Diversified Financial Services companies. While deregulation provided a tailwind for regional banks, investor sentiment on the broader sector was fraught by the narrowing term structure of the U.S. Treasury curve, uncertainty ahead of the Fed’s Comprehensive

Capital Analysis and Review bank stress tests, and global protectionism.

In the third quarter of 2018, the S&P 500 returned 7.71%. U.S. large-cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. The average level of the VIX in the third quarter was 12.9, lower than both the first and second quarters. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. Survey indicators also signaled improvement as U.S. consumer confidence increased to the highest level since 2000 and the PMI manufacturing and non-manufacturing components reached multi-year highs. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate to 2% to 2 1/4%. Additionally, the FOMC removed its description of monetary policy as “accommodative.” The increase in benchmark rates and positive interpretation of growth, coupled with high levels of U.S. government debt issuance, pushed the yield on the 10-year U.S. Treasury up 20 bps from the start of the quarter to 3.06% at the quarter’s end.

The strongest returns in the S&P 500 for the reporting period came from Information Technology (3.22%), Healthcare (1.63%), and Consumer Discretionary (1.47%). Negative returns were seen in Materials (-0.25%), followed by Industrials (-0.10%).

BlackRock typically uses exchange-traded equity index futures in its strategies for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the Fund, and we keep cash to fully cover all outstanding futures positions.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’

97

Fund Commentary (cont.)	Nationwide S&P 500 Index Fund

trades, dividends, interest received and other activity associated with securities in the Fund. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark. The Fund generally carries less than 1% in cash that is typically equitized using equity futures.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*Performance is shown for the Fund’s Institutional Service Class because that share class now has more assets than the Fund’s Class R6 (which was previously shown for performance reporting).

**Sector classifications for public companies are determined by the Global Industry Classification Standard (GICS), which is maintained by Standard & Poor’s Financial Services LLC (S&P) and MSCI Inc. (MSCI). S&P and MSCI assign each company to a sector, according to the definition of the company’s principal business activity. Nationwide Fund Distributors LLC is not affiliated with S&P or MSCI.

†FAANG is an acronym for the market’s five most popular and best-performing tech stocks, namely Facebook, Apple, Amazon, Netflix and Alphabet’s Google.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

98

Fund Overview	Nationwide S&P 500 Index Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreement	0.2%
Short-Term Investment††	0.0%
Futures Contracts	(0.1)%
Other assets in excess of liabilities	1.0%
100.0%

Top Holdings†††

Apple, Inc.	4.4%
Microsoft Corp.	3.6%
Amazon.com, Inc.	2.9%
Berkshire Hathaway, Inc., Class B	1.7%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.6%
Facebook, Inc., Class A	1.6%
Exxon Mobil Corp.	1.5%
Alphabet, Inc., Class C	1.4%
Alphabet, Inc., Class A	1.4%
Other Holdings*	78.3%
100.0%

Top Industries†††

Software	6.0%
Banks	6.0%
Oil, Gas & Consumable Fuels	5.1%
Pharmaceuticals	4.9%
Technology Hardware, Storage & Peripherals	4.9%
IT Services	4.6%
Interactive Media & Services	4.6%
Semiconductors & Semiconductor Equipment	3.7%
Health Care Providers & Services	3.5%
Internet & Direct Marketing Retail	3.4%
Other Industries*	53.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

99

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.67%	10.69%	12.59%
	w/SC2	0.56%	9.39%	11.93%
Class C	w/o SC1	6.04%	9.98%	11.90%
	w/SC3	5.04%	N/A	N/A
Class R4,5		6.53%	10.40%	12.26%
Class R6[4,6]		7.19%	11.16%	13.05%
Institutional Service Class[4]		6.88%	10.88%	12.76%
Service Class[4]		6.75%	10.72%	12.61%
S&P 500® Index		7.35%	11.34%	13.24%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.59%
Class C	1.24%
Class R	0.77%
Class R6	0.17%
Institutional Service Class	0.42%
Service Class	0.57%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

100

Fund Performance (cont.)	Nationwide S&P 500 Index Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

101

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund October 31, 2018			Beginning Account Value($) 5/1/18	Ending Account Value($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,030.50	3.07	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(a)	1,000.00	1,028.00	6.34	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.95	6.31	1.24
Class R Shares	Actual	(a)	1,000.00	1,029.80	3.89	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76
Class R6 Shares	Actual	(a)	1,000.00	1,033.00	0.87	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.35	0.87	0.17
Institutional Service Class Shares	Actual	(a)	1,000.00	1,031.80	2.15	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.09	2.14	0.42
Service Class Shares	Actual	(a)	1,000.00	1,031.20	2.92	0.57
	Hypothetical	(a)(b)	1,000.00	1,022.33	2.91	0.57

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

102

Statement of Investments

October 31, 2018

Nationwide S&P 500 Index Fund

Common Stocks 98.9%

	Shares	Value

Aerospace & Defense 2.6%
Arconic, Inc.	54,124	$1,100,341
Boeing Co. (The)	66,764	23,691,873
General Dynamics Corp.	34,801	6,005,957
Harris Corp.	14,630	2,175,627
Huntington Ingalls Industries, Inc.	5,417	1,183,506
L3 Technologies, Inc.	9,849	1,866,090
Lockheed Martin Corp.	30,960	9,097,596
Northrop Grumman Corp.	21,758	5,699,508
Raytheon Co.	35,646	6,239,476
Rockwell Collins, Inc.	20,494	2,623,642
Textron, Inc.	31,041	1,664,729
TransDigm Group, Inc.*	6,017	1,987,114
United Technologies Corp.	93,979	11,673,132

		75,008,591

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	17,417	1,550,636
Expeditors International of Washington, Inc.	21,828	1,466,405
FedEx Corp.	30,400	6,698,336
United Parcel Service, Inc., Class B	86,645	9,231,158

		18,946,535

Airlines 0.4%
Alaska Air Group, Inc.	15,389	945,192
American Airlines Group, Inc.	51,663	1,812,338
Delta Air Lines, Inc.	78,612	4,302,435
Southwest Airlines Co.	64,443	3,164,151
United Continental Holdings, Inc.*	28,741	2,457,643

		12,681,759

Auto Components 0.1%
Aptiv plc	32,930	2,529,024
BorgWarner, Inc.	25,812	1,017,251
Goodyear Tire & Rubber Co. (The)	29,876	629,189

		4,175,464

Automobiles 0.4%
Ford Motor Co.	488,571	4,665,853
General Motors Co.	163,961	5,999,333
Harley-Davidson, Inc.	20,950	800,709
		11,465,895

Banks 5.9%
Bank of America Corp.	1,160,744	31,920,460
BB&T Corp.	96,773	4,757,361
Citigroup, Inc.	314,470	20,585,206
Citizens Financial Group, Inc.	59,473	2,221,317
Comerica, Inc.	21,571	1,759,331
Fifth Third Bancorp	83,265	2,247,322
Huntington Bancshares, Inc.	138,805	1,989,076
JPMorgan Chase & Co.	419,969	45,785,020
KeyCorp	131,129	2,381,303
M&T Bank Corp.	17,946	2,968,448
People’s United Financial, Inc.	43,520	681,523
PNC Financial Services Group, Inc. (The)	58,019	7,454,861
Regions Financial Corp.	138,443	2,349,378
SunTrust Banks, Inc.	57,572	3,607,461
SVB Financial Group*	6,650	1,577,579
US Bancorp	191,348	10,001,760

Common Stocks (continued)

	Shares	Value

Banks (continued)
Wells Fargo & Co.	541,633	$28,831,125
Zions Bancorp NA	24,480	1,151,784

		172,270,315

Beverages 1.8%
Brown-Forman Corp., Class B	20,797	963,733
Coca-Cola Co. (The)	478,293	22,900,669
Constellation Brands, Inc., Class A	20,976	4,179,048
Molson Coors Brewing Co., Class B	23,557	1,507,648
Monster Beverage Corp.*	50,013	2,643,187
PepsiCo, Inc.	176,731	19,861,030

		52,055,315

Biotechnology 2.4%
AbbVie, Inc.	189,221	14,730,855
Alexion Pharmaceuticals, Inc.*	27,965	3,134,037
Amgen, Inc.	80,882	15,593,241
Biogen, Inc.*	25,172	7,659,084
Celgene Corp.*	87,891	6,292,996
Gilead Sciences, Inc.	161,988	11,044,342
Incyte Corp.*	21,937	1,421,956
Regeneron Pharmaceuticals, Inc.*	9,662	3,277,737
Vertex Pharmaceuticals, Inc.*	31,934	5,411,536

		68,565,784

Building Products 0.3%
Allegion plc	11,752	1,007,499
AO Smith Corp.	17,927	816,216
Fortune Brands Home & Security, Inc.	17,952	804,788
Johnson Controls International plc	115,576	3,694,965
Masco Corp.	38,599	1,157,970

		7,481,438

Capital Markets 2.8%
Affiliated Managers Group, Inc.	6,735	765,500
Ameriprise Financial, Inc.	17,813	2,266,526
Bank of New York Mellon Corp. (The)	114,955	5,440,820
BlackRock, Inc.	15,355	6,317,354
Cboe Global Markets, Inc.	13,844	1,562,295
Charles Schwab Corp. (The)	150,255	6,947,791
CME Group, Inc.	42,560	7,798,694
E*TRADE Financial Corp.	32,732	1,617,616
Franklin Resources, Inc.	37,849	1,154,395
Goldman Sachs Group, Inc. (The)	43,876	9,888,334
Intercontinental Exchange, Inc.	71,656	5,520,378
Invesco Ltd.	51,903	1,126,814
Jefferies Financial Services, Inc.	36,838	790,912
Moody’s Corp.	20,949	3,047,661
Morgan Stanley	165,699	7,565,816
MSCI, Inc.	11,163	1,678,692
Nasdaq, Inc.	14,516	1,258,682
Northern Trust Corp.	27,785	2,613,735
Raymond James Financial, Inc.	16,356	1,254,342
S&P Global, Inc.	31,427	5,729,771
State Street Corp.	47,411	3,259,506
T. Rowe Price Group, Inc.	30,334	2,942,095

		80,547,729

Chemicals 1.9%
Air Products & Chemicals, Inc.	27,400	4,229,190

103

Statement of Investments (Continued)

October 31, 2018

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Albemarle Corp. (a)	13,670	$1,356,337
CF Industries Holdings, Inc.	29,155	1,400,315
DowDuPont, Inc.	288,325	15,546,484
Eastman Chemical Co.	17,809	1,395,335
Ecolab, Inc.	31,769	4,865,422
FMC Corp.	16,799	1,311,666
International Flavors & Fragrances, Inc.	12,756	1,845,283
Linde plc	68,683	11,364,976
LyondellBasell Industries NV, Class A	39,892	3,561,159
Mosaic Co. (The)	43,506	1,346,076
PPG Industries, Inc.	30,196	3,173,298
Sherwin-Williams Co. (The)	10,268	4,040,150

		55,435,691

Commercial Services & Supplies 0.4%
Cintas Corp.	10,694	1,944,918
Copart, Inc.*	25,623	1,253,221
Republic Services, Inc.	27,082	1,968,320
Rollins, Inc.	12,372	732,422
Stericycle, Inc.*	10,570	528,183
Waste Management, Inc.	49,286	4,409,618

		10,836,682

Communications Equipment 1.1%
Arista Networks, Inc.*	6,433	1,481,841
Cisco Systems, Inc.	571,225	26,133,544
F5 Networks, Inc.*	7,547	1,322,838
Juniper Networks, Inc.	43,310	1,267,684
Motorola Solutions, Inc.	20,410	2,501,450

		32,707,357

Construction & Engineering 0.1%
Fluor Corp.	17,395	762,945
Jacobs Engineering Group, Inc.	14,783	1,110,055
Quanta Services, Inc.*	18,616	580,819

		2,453,819

Construction Materials 0.1%
Martin Marietta Materials, Inc.	7,852	1,344,891
Vulcan Materials Co.	16,451	1,663,854

		3,008,745

Consumer Finance 0.7%
American Express Co.	88,228	9,063,662
Capital One Financial Corp.	59,783	5,338,622
Discover Financial Services	42,743	2,977,905
Synchrony Financial	85,631	2,473,023

		19,853,212

Containers & Packaging 0.3%
Avery Dennison Corp.	11,064	1,003,726
Ball Corp. (a)	42,694	1,912,691
International Paper Co.	50,897	2,308,688
Packaging Corp. of America	11,704	1,074,544
Sealed Air Corp.	20,018	647,783
WestRock Co.	32,231	1,384,966

		8,332,398

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co.	18,338	$1,795,657
LKQ Corp.*	39,359	1,073,320

		2,868,977

Diversified Consumer Services 0.0%†
H&R Block, Inc.	25,626	680,114

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B*	243,597	50,005,592

Diversified Telecommunication Services 2.1%
AT&T, Inc.	907,445	27,840,412
CenturyLink, Inc.	119,384	2,464,086
Verizon Communications, Inc.	516,318	29,476,595

		59,781,093

Electric Utilities 1.9%
Alliant Energy Corp.	28,988	1,245,904
American Electric Power Co., Inc.	61,596	4,518,683
Duke Energy Corp.	89,014	7,355,227
Edison International	40,634	2,819,593
Entergy Corp.	22,434	1,883,334
Evergy, Inc.	33,950	1,900,861
Eversource Energy	39,451	2,495,670
Exelon Corp.	120,698	5,287,779
FirstEnergy Corp. (a)	60,732	2,264,089
NextEra Energy, Inc.	58,931	10,165,598
PG&E Corp.*	64,541	3,021,164
Pinnacle West Capital Corp.	13,881	1,141,712
PPL Corp.	87,816	2,669,607
Southern Co. (The)	126,724	5,706,382
Xcel Energy, Inc.	63,540	3,114,095

		55,589,698

Electrical Equipment 0.5%
AMETEK, Inc.	29,116	1,953,101
Eaton Corp. plc	54,144	3,880,501
Emerson Electric Co.	78,532	5,330,752
Rockwell Automation, Inc.	15,322	2,523,993

		13,688,347

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	37,519	3,357,950
Corning, Inc.	101,218	3,233,915
FLIR Systems, Inc.	17,254	799,033
IPG Photonics Corp.*	4,530	604,982
Resideo Technologies, Inc.*	1	18
TE Connectivity Ltd.	43,543	3,284,013

		11,279,911

Energy Equipment & Services 0.6%
Baker Hughes a GE Co.	52,034	1,388,787
Halliburton Co.	109,950	3,813,066
Helmerich & Payne, Inc.	13,702	853,497
National Oilwell Varco, Inc.	47,811	1,759,445
Schlumberger Ltd.	172,957	8,874,424
TechnipFMC plc	53,386	1,404,052

		18,093,271

104

Statement of Investments (Continued)

October 31, 2018

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Entertainment 2.1%
Activision Blizzard, Inc.	95,269	$6,578,324
Electronic Arts, Inc.*	38,054	3,462,153
Netflix, Inc.*	54,414	16,421,057
Take-Two Interactive Software, Inc.*	14,334	1,847,223
Twenty-First Century Fox, Inc., Class A	131,712	5,995,530
Twenty-First Century Fox, Inc., Class B	61,166	2,763,480
Viacom, Inc., Class B	44,034	1,408,207
Walt Disney Co. (The) (a)	185,843	21,340,352

		59,816,326

Equity Real Estate Investment Trusts (REITs) 2.7%
Alexandria Real Estate Equities, Inc.	13,191	1,612,336
American Tower Corp.	55,086	8,582,950
Apartment Investment & Management Co., Class A	19,856	854,602
AvalonBay Communities, Inc.	17,253	3,025,831
Boston Properties, Inc.	19,222	2,321,249
Crown Castle International Corp.	51,838	5,636,864
Digital Realty Trust, Inc.	25,886	2,672,988
Duke Realty Corp.	44,403	1,224,191
Equinix, Inc.	9,935	3,762,782
Equity Residential	45,845	2,978,091
Essex Property Trust, Inc.	8,287	2,078,214
Extra Space Storage, Inc.	15,710	1,414,843
Federal Realty Investment Trust	9,083	1,126,746
HCP, Inc.	58,659	1,616,055
Host Hotels & Resorts, Inc.	92,959	1,776,446
Iron Mountain, Inc.	35,690	1,092,471
Kimco Realty Corp.	53,116	854,636
Macerich Co. (The)	13,221	682,468
Mid-America Apartment Communities, Inc.	14,190	1,386,505
Prologis, Inc.	78,663	5,071,404
Public Storage	18,806	3,864,069
Realty Income Corp.	36,226	2,183,341
Regency Centers Corp.	21,049	1,333,665
SBA Communications Corp.*	14,450	2,343,357
Simon Property Group, Inc.	38,639	7,091,029
SL Green Realty Corp.	10,912	995,829
UDR, Inc.	33,835	1,325,994
Ventas, Inc.	44,308	2,571,636
Vornado Realty Trust	21,618	1,471,753
Welltower, Inc.	46,414	3,066,573
Weyerhaeuser Co.	94,521	2,517,094

		78,536,012

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	54,799	12,528,695
Kroger Co. (The)	99,125	2,949,960
Sysco Corp.	59,754	4,262,253
Walgreens Boots Alliance, Inc.	105,408	8,408,396
Walmart, Inc.	179,325	17,982,711

		46,132,015

Food Products 1.1%
Archer-Daniels-Midland Co.	70,169	3,315,485
Campbell Soup Co. (a)	24,014	898,364
Conagra Brands, Inc.	58,602	2,086,231
General Mills, Inc.	74,471	3,261,830
Hershey Co. (The)	17,466	1,871,482
Hormel Foods Corp. (a)	33,923	1,480,400

Common Stocks (continued)

	Shares	Value

Food Products (continued)
JM Smucker Co. (The)	14,088	$1,526,012
Kellogg Co.	31,812	2,083,050
Kraft Heinz Co. (The)	77,701	4,271,224
McCormick & Co., Inc. (Non-Voting) (a)	15,070	2,170,080
Mondelez International, Inc., Class A	183,259	7,693,213
Tyson Foods, Inc., Class A	36,820	2,206,254

		32,863,625

Health Care Equipment & Supplies 3.1%
Abbott Laboratories	219,216	15,112,751
ABIOMED, Inc.*	5,608	1,913,450
Align Technology, Inc.*	9,170	2,028,404
Baxter International, Inc.	62,088	3,881,121
Becton Dickinson and Co.	33,434	7,706,537
Boston Scientific Corp.*	172,808	6,245,281
Cooper Cos., Inc. (The) (a)	6,194	1,599,972
Danaher Corp.	76,947	7,648,532
Dentsply Sirona, Inc.	27,816	963,268
Edwards Lifesciences Corp.*	26,120	3,855,312
Hologic, Inc.*	33,825	1,318,837
IDEXX Laboratories, Inc.*	10,779	2,286,441
Intuitive Surgical, Inc.*	14,214	7,408,053
Medtronic plc	168,757	15,157,754
ResMed, Inc.	17,836	1,889,189
Stryker Corp.	38,788	6,292,189
Varian Medical Systems, Inc.*	11,373	1,357,595
Zimmer Biomet Holdings, Inc.	25,411	2,886,435

		89,551,121

Health Care Providers & Services 3.5%
Aetna, Inc.	40,874	8,109,402
AmerisourceBergen Corp.	20,181	1,775,928
Anthem, Inc.	32,484	8,951,616
Cardinal Health, Inc.	38,369	1,941,471
Centene Corp.*	25,649	3,342,578
Cigna Corp.	30,410	6,501,962
CVS Health Corp. (a)	127,215	9,209,094
DaVita, Inc.*	15,698	1,057,103
Express Scripts Holding Co.*	70,255	6,812,627
HCA Healthcare, Inc.	33,728	4,503,700
Henry Schein, Inc.*	19,256	1,598,248
Humana, Inc.	17,215	5,515,858
Laboratory Corp. of America Holdings*	12,778	2,051,508
McKesson Corp.	24,957	3,113,635
Quest Diagnostics, Inc.	17,005	1,600,341
UnitedHealth Group, Inc.	120,269	31,432,303
Universal Health Services, Inc., Class B	10,740	1,305,554
WellCare Health Plans, Inc.*	6,230	1,719,418

		100,542,346

Health Care Technology 0.1%
Cerner Corp.*	41,304	2,365,893

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	50,334	2,820,717
Chipotle Mexican Grill, Inc.*	3,045	1,401,705
Darden Restaurants, Inc. (a)	15,486	1,650,033
Hilton Worldwide Holdings, Inc.	37,087	2,639,482
Marriott International, Inc., Class A	35,988	4,206,637
McDonald’s Corp.	96,942	17,149,040

105

Statement of Investments (Continued)

October 31, 2018

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International	63,833	$1,703,065
Norwegian Cruise Line Holdings Ltd.*	25,419	1,120,215
Royal Caribbean Cruises Ltd.	21,333	2,234,205
Starbucks Corp.	168,581	9,823,215
Wynn Resorts Ltd.	12,159	1,223,195
Yum! Brands, Inc.	39,629	3,582,858

		49,554,367

Household Durables 0.3%
DR Horton, Inc.	43,015	1,546,819
Garmin Ltd.	15,349	1,015,490
Leggett & Platt, Inc.	16,526	600,059
Lennar Corp., Class A	36,389	1,563,999
Mohawk Industries, Inc.*	7,897	984,993
Newell Brands, Inc.	53,645	851,883
PulteGroup, Inc.	32,742	804,471
Whirlpool Corp.	8,126	891,910

		8,259,624

Household Products 1.5%
Church & Dwight Co., Inc.	30,662	1,820,403
Clorox Co. (The) (a)	15,942	2,366,590
Colgate-Palmolive Co.	108,431	6,457,066
Kimberly-Clark Corp.	43,444	4,531,209
Procter & Gamble Co. (The)	311,040	27,583,027

		42,758,295

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	83,830	1,222,241
NRG Energy, Inc.	38,000	1,375,220

		2,597,461

Industrial Conglomerates 1.4%
3M Co.	73,302	13,946,439
General Electric Co.	1,086,020	10,968,802
Honeywell International, Inc.	92,795	13,438,572
Roper Technologies, Inc.	12,887	3,645,732

		41,999,545

Insurance 2.3%
Aflac, Inc.	95,943	4,132,265
Allstate Corp. (The)	43,264	4,141,230
American International Group, Inc.	111,018	4,583,933
Aon plc	30,322	4,735,690
Arthur J Gallagher & Co.	22,816	1,688,612
Assurant, Inc.	6,630	644,502
Brighthouse Financial, Inc.*	15,216	603,010
Chubb Ltd.	57,888	7,230,790
Cincinnati Financial Corp.	18,896	1,485,981
Everest Re Group Ltd.	5,125	1,116,533
Hartford Financial Services Group, Inc. (The)	45,009	2,044,309
Lincoln National Corp.	26,995	1,624,829
Loews Corp.	34,724	1,616,749
Marsh & McLennan Cos., Inc.	63,101	5,347,810
MetLife, Inc.	124,313	5,120,453
Principal Financial Group, Inc.	33,261	1,565,595
Progressive Corp. (The)	72,863	5,078,551
Prudential Financial, Inc.	52,107	4,886,595
Torchmark Corp.	12,827	1,085,934

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Travelers Cos., Inc. (The)	33,449	$4,185,473
Unum Group	27,248	988,013
Willis Towers Watson plc	16,271	2,329,356

		66,236,213

Interactive Media & Services 4.5%
Alphabet, Inc., Class A*	37,352	40,735,344
Alphabet, Inc., Class C*	38,474	41,427,649
Facebook, Inc., Class A*	301,359	45,743,283
TripAdvisor, Inc.* (a)	12,894	672,293
Twitter, Inc.*	90,362	3,140,079

		131,718,648

Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.*	51,196	81,811,720
Booking Holdings, Inc.*	5,932	11,120,009
eBay, Inc.*	116,233	3,374,244
Expedia Group, Inc.	14,986	1,879,694

		98,185,667

IT Services 4.6%
Accenture plc, Class A	80,067	12,620,160
Akamai Technologies, Inc.*	21,158	1,528,665
Alliance Data Systems Corp.	5,951	1,226,977
Automatic Data Processing, Inc.	54,742	7,887,227
Broadridge Financial Solutions, Inc.	14,663	1,714,691
Cognizant Technology Solutions Corp., Class A	72,505	5,005,020
DXC Technology Co.	35,054	2,552,983
Fidelity National Information Services, Inc.	41,089	4,277,365
Fiserv, Inc.*	50,599	4,012,501
FleetCor Technologies, Inc.*	11,001	2,200,530
Gartner, Inc.*	11,425	1,685,416
Global Payments, Inc.	19,681	2,248,161
International Business Machines Corp.	114,058	13,165,715
Mastercard, Inc., Class A	113,999	22,534,182
Paychex, Inc.	40,200	2,632,698
PayPal Holdings, Inc.*	147,909	12,452,459
Total System Services, Inc.	20,918	1,906,676
VeriSign, Inc.*	13,407	1,911,034
Visa, Inc., Class A	222,008	30,603,803
Western Union Co. (The) (a)	56,814	1,024,925

		133,191,188

Leisure Products 0.1%
Hasbro, Inc.	14,483	1,328,236
Mattel, Inc.* (a)	42,870	582,175

		1,910,411

Life Sciences Tools & Services 0.9%
Agilent Technologies, Inc.	39,743	2,574,949
Illumina, Inc.*	18,369	5,715,514
IQVIA Holdings, Inc.*	20,252	2,489,578
Mettler-Toledo International, Inc.*	3,174	1,735,607
PerkinElmer, Inc.	13,841	1,196,970
Thermo Fisher Scientific, Inc.	50,333	11,760,305
Waters Corp.*	9,708	1,841,511

		27,314,434

106

Statement of Investments (Continued)

October 31, 2018

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 1.4%
Caterpillar, Inc.	74,266	$9,009,951
Cummins, Inc.	18,879	2,580,571
Deere & Co.	40,196	5,444,146
Dover Corp.	18,618	1,542,315
Flowserve Corp.	16,274	746,977
Fortive Corp.	38,347	2,847,265
Illinois Tool Works, Inc.	38,553	4,918,206
Ingersoll-Rand plc	30,628	2,938,450
PACCAR, Inc.	43,739	2,502,308
Parker-Hannifin Corp.	16,482	2,499,166
Pentair plc	20,499	823,035
Snap-on, Inc. (a)	6,978	1,074,193
Stanley Black & Decker, Inc.	19,071	2,222,153
Xylem, Inc.	22,454	1,472,533

		40,621,269

Media 1.3%
CBS Corp. (Non-Voting), Class B	42,139	2,416,672
Charter Communications, Inc., Class A*	22,309	7,147,134
Comcast Corp., Class A	571,369	21,792,014
Discovery, Inc., Class A* (a)	19,322	625,839
Discovery, Inc., Class C*	44,128	1,293,392
DISH Network Corp., Class A*	29,087	894,134
Interpublic Group of Cos., Inc. (The)	48,485	1,122,913
News Corp., Class A	48,327	637,433
News Corp., Class B	15,246	203,382
Omnicom Group, Inc.	27,862	2,070,704

		38,203,617

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	181,934	2,119,531
Newmont Mining Corp.	66,652	2,060,880
Nucor Corp.	39,793	2,352,562

		6,532,973

Multiline Retail 0.5%
Dollar General Corp.	33,154	3,692,692
Dollar Tree, Inc.*	29,914	2,521,750
Kohl’s Corp.	20,809	1,575,866
Macy’s, Inc. (a)	38,755	1,328,909
Nordstrom, Inc.	14,449	950,311
Target Corp.	65,772	5,500,512

		15,570,040

Multi-Utilities 1.0%
Ameren Corp.	30,495	1,969,367
CenterPoint Energy, Inc.	54,398	1,469,290
CMS Energy Corp.	35,384	1,752,216
Consolidated Edison, Inc.	38,901	2,956,476
Dominion Energy, Inc.	81,693	5,834,514
DTE Energy Co.	22,832	2,566,317
NiSource, Inc.	44,902	1,138,715
Public Service Enterprise Group, Inc.	63,011	3,366,678
SCANA Corp.	17,665	707,483
Sempra Energy (a)	34,171	3,762,910
WEC Energy Group, Inc. (a)	39,288	2,687,299

		28,211,265

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 5.0%
Anadarko Petroleum Corp.	63,988	$3,404,161
Apache Corp.	47,795	1,808,085
Cabot Oil & Gas Corp.	55,611	1,347,454
Chevron Corp.	239,438	26,733,253
Cimarex Energy Co.	11,934	948,395
Concho Resources, Inc.*	25,025	3,480,727
ConocoPhillips	145,213	10,150,389
Devon Energy Corp.	63,863	2,069,161
EOG Resources, Inc.	72,376	7,624,088
EQT Corp.	32,870	1,116,594
Exxon Mobil Corp.	529,048	42,154,545
Hess Corp.	31,457	1,805,632
HollyFrontier Corp.	20,139	1,358,174
Kinder Morgan, Inc.	237,154	4,036,361
Marathon Oil Corp.	106,733	2,026,860
Marathon Petroleum Corp.	83,782	5,902,442
Newfield Exploration Co.*	24,910	503,182
Noble Energy, Inc.	60,686	1,508,047
Occidental Petroleum Corp.	95,558	6,409,075
ONEOK, Inc.	51,345	3,368,232
Phillips 66	53,372	5,487,709
Pioneer Natural Resources Co.	21,385	3,149,369
Valero Energy Corp.	53,407	4,864,844
Williams Cos., Inc. (The)	151,120	3,676,749

		144,933,528

Personal Products 0.1%
Coty, Inc., Class A (a)	56,783	599,061
Estee Lauder Cos., Inc. (The), Class A	28,008	3,849,419

		4,448,480

Pharmaceuticals 4.9%
Allergan plc	39,871	6,300,017
Bristol-Myers Squibb Co.	203,916	10,305,914
Eli Lilly & Co.	119,441	12,952,182
Johnson & Johnson	335,232	46,929,128
Merck & Co., Inc.	332,329	24,462,738
Mylan NV*	64,863	2,026,969
Nektar Therapeutics*	21,321	824,696
Perrigo Co. plc	15,868	1,115,520
Pfizer, Inc.	732,518	31,542,225
Zoetis, Inc.	60,208	5,427,751

		141,887,140

Professional Services 0.3%
Equifax, Inc.	15,046	1,526,266
IHS Markit Ltd.*	44,797	2,353,187
Nielsen Holdings plc	44,120	1,146,238
Robert Half International, Inc.	15,227	921,690
Verisk Analytics, Inc.*	20,663	2,476,254

		8,423,635

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	39,420	1,588,232

Road & Rail 1.0%
CSX Corp.	101,950	7,020,277
JB Hunt Transport Services, Inc.	10,905	1,206,202
Kansas City Southern	12,706	1,295,504

107

Statement of Investments (Continued)

October 31, 2018

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail (continued)
Norfolk Southern Corp.	34,992	$5,872,708
Union Pacific Corp.	92,406	13,511,605

		28,906,296

Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc.*	106,823	1,945,247
Analog Devices, Inc.	46,443	3,887,744
Applied Materials, Inc.	122,833	4,038,749
Broadcom, Inc.	53,942	12,055,498
Intel Corp.	576,181	27,011,365
KLA-Tencor Corp.	19,509	1,785,854
Lam Research Corp.	19,607	2,778,900
Microchip Technology, Inc. (a)	29,435	1,936,234
Micron Technology, Inc.*	144,928	5,466,684
NVIDIA Corp.	75,974	16,017,598
Qorvo, Inc.*	15,678	1,152,490
QUALCOMM, Inc.	175,743	11,052,477
Skyworks Solutions, Inc.	22,561	1,957,392
Texas Instruments, Inc.	121,484	11,277,360
Xilinx, Inc.	31,604	2,698,034

		105,061,626

Software 6.0%
Adobe, Inc.*	61,187	15,037,317
ANSYS, Inc.*	10,477	1,566,835
Autodesk, Inc.*	27,318	3,530,852
CA, Inc.	39,033	1,731,504
Cadence Design Systems, Inc.*	35,597	1,586,558
Citrix Systems, Inc.*	15,930	1,632,347
Fortinet, Inc.*	17,960	1,475,953
Intuit, Inc.	32,323	6,820,153
Microsoft Corp.	958,205	102,345,876
Oracle Corp.	353,209	17,250,728
Red Hat, Inc.*	22,114	3,795,647
salesforce.com, Inc.*	94,556	12,976,865
Symantec Corp.	77,666	1,409,638
Synopsys, Inc.*	18,542	1,660,065

		172,820,338

Specialty Retail 2.3%
Advance Auto Parts, Inc.	9,247	1,477,301
AutoZone, Inc.*	3,293	2,415,317
Best Buy Co., Inc.	30,213	2,119,744
CarMax, Inc.*	22,256	1,511,405
Foot Locker, Inc.	14,956	705,026
Gap, Inc. (The)	27,640	754,572
Home Depot, Inc. (The)	142,969	25,145,388
L Brands, Inc.	29,001	940,212
Lowe’s Cos., Inc.	101,341	9,649,690
O’Reilly Automotive, Inc.*	10,066	3,228,669
Ross Stores, Inc.	47,036	4,656,564
Tiffany & Co.	13,589	1,512,456
TJX Cos., Inc. (The)	78,358	8,609,977
Tractor Supply Co.	15,161	1,393,144
Ulta Beauty, Inc.*	7,157	1,964,740

		66,084,205

Technology Hardware, Storage & Peripherals 4.8%
Apple, Inc.	573,361	125,485,788
Hewlett Packard Enterprise Co.	183,197	2,793,754

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	197,735	$4,773,323
NetApp, Inc.	32,576	2,556,890
Seagate Technology plc	32,534	1,308,843
Western Digital Corp.	36,407	1,568,050
Xerox Corp.	27,800	774,786

		139,261,434

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc. (a)	45,216	775,907
Michael Kors Holdings Ltd.*	18,661	1,034,006
NIKE, Inc., Class B	160,007	12,006,925
PVH Corp.	9,571	1,156,081
Ralph Lauren Corp.	7,021	909,992
Tapestry, Inc.	35,993	1,522,864
Under Armour, Inc., Class A* (a)	23,390	517,153
Under Armour, Inc., Class C*	24,503	485,894
VF Corp.	40,624	3,366,917

		21,775,739

Tobacco 1.1%
Altria Group, Inc.	235,568	15,321,343
Philip Morris International, Inc.	194,248	17,107,421

		32,428,764

Trading Companies & Distributors 0.2%
Fastenal Co.	36,113	1,856,569
United Rentals, Inc.*	10,431	1,252,450
WW Grainger, Inc.	5,682	1,613,518

		4,722,537

Water Utilities 0.1%
American Water Works Co., Inc.	22,680	2,007,860

Total Common Stocks (cost $1,745,851,220)		2,864,835,901

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (b)(c)	636,723	636,723

Total Short-Term Investment (cost $636,723)		636,723

108

Statement of Investments (Continued)

October 31, 2018

Nationwide S&P 500 Index Fund (Continued)

Repurchase Agreement 0.2%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $5,314,853, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $5,422,434. (c)(d)	$5,314,530	$5,314,530

Total Repurchase Agreement (cost $5,314,530)		5,314,530

Total Investments (cost $1,751,802,473) — 99.1%		2,870,787,154

Other assets in excess of liabilities — 0.9%		26,979,734

NET ASSETS — 100.0%		$2,897,766,888

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $59,188,939, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $636,723 and $5,314,530, respectively, and by $55,031,512 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $60,982,765.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $5,951,253.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2018

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	245	12/2018	USD	33,210,975	(1,598,927)

					(1,598,927)

At October 31, 2018, the Fund had $1,849,200 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

109

Statement of Assets and Liabilities

October 31, 2018

Nationwide S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $1,746,487,943)	$2,865,472,624
Repurchase agreement, at value (cost $5,314,530)	5,314,530
Cash	34,678,909
Deposits with broker for futures contracts	1,849,200
Interest and dividends receivable	2,632,405
Security lending income receivable	8,692
Receivable for capital shares issued	1,533,603
Receivable for variation margin on futures contracts	350,066
Prepaid expenses	37,777

Total Assets	2,911,877,806

Liabilities:
Payable for investments purchased	5,387,210
Payable for capital shares redeemed	1,811,140
Payable upon return of securities loaned (Note 2)	5,951,253
Accrued expenses and other payables:
Investment advisory fees	290,722
Fund administration fees	119,570
Distribution fees	135,634
Administrative servicing fees	304,526
Accounting and transfer agent fees	20,467
Trustee fees	9,652
Custodian fees	20,891
Compliance program costs (Note 3)	1,973
Professional fees	43,415
Printing fees	6,728
Other	7,737

Total Liabilities	14,110,918

Net Assets	$2,897,766,888

Represented by:
Capital	$1,588,143,857
Total distributable earnings (loss)	1,309,623,031

Net Assets	$2,897,766,888

Net Assets:
Class A Shares	$132,086,189
Class C Shares	46,120,304
Class R Shares	71,548,247
Class R6 Shares	2,047,162,422
Institutional Service Class Shares	329,181,300
Service Class Shares	271,668,426

Total	$2,897,766,888

110

Statement of Assets and Liabilities (continued)

October 31, 2018

Nationwide S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,111,991
Class C Shares	2,897,630
Class R Shares	4,408,934
Class R6 Shares	124,618,282
Institutional Service Class Shares	20,091,753
Service Class Shares	16,668,521

Total	176,797,111

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.28
Class C Shares (b)	$15.92
Class R Shares	$16.23
Class R6 Shares	$16.43
Institutional Service Class Shares	$16.38
Service Class Shares	$16.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.27

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $59,188,939 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

111

Statement of Operations

For the Year Ended October 31, 2018

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$57,731,805
Interest income	601,973
Income from securities lending (Note 2)	114,661

Total Income	58,448,439

EXPENSES:
Investment advisory fees	3,478,243
Fund administration fees	866,924
Distribution fees Class A	335,486
Distribution fees Class C	445,834
Distribution fees Class R	324,796
Distribution fees Service Class	453,290
Administrative servicing fees Class A	237,783
Administrative servicing fees Class C	31,208
Administrative servicing fees Class R	61,230
Administrative servicing fees Institutional Service Class	857,056
Administrative servicing fees Service Class	755,480
Registration and filing fees	88,020
Professional fees	170,247
Printing fees	34,573
Trustee fees	90,875
Custodian fees	112,370
Accounting and transfer agent fees	69,973
Compliance program costs (Note 3)	12,400
Other	146,204

Total Expenses	8,571,992

NET INVESTMENT INCOME	49,876,447

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	232,590,156
Expiration or closing of futures contracts (Note 2)	7,593,679

Net realized gains	240,183,835

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(75,272,768)
Futures contracts (Note 2)	(2,933,007)

Net change in unrealized appreciation/depreciation	(78,205,775)

Net realized/unrealized gains	161,978,060

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$211,854,507

The accompanying notes are an integral part of these financial statements.

112

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$49,876,447	$45,299,605
Net realized gains	240,183,835	138,997,994
Net change in unrealized appreciation/depreciation	(78,205,775)	350,777,897

Change in net assets resulting from operations	211,854,507	535,075,496

Distributions to Shareholders From:
Distributable earnings:
Class A	(8,304,507)	(7,634,947	)(a)
Class C	(2,447,207)	(2,083,767	)(a)
Class R	(3,753,107)	(587,773	)(a)
Class R6 (b)	(139,963,734)	(119,870,617	)(a)
Institutional Service Class	(22,264,898)	(19,445,095	)(a)
Service Class	(20,114,200)	(21,452,288	)(a)

Change in net assets from shareholder distributions	(196,847,653)	(171,074,487)

Change in net assets from capital transactions	(2,891,867)	160,491,345

Change in net assets	12,114,987	524,492,354

Net Assets:
Beginning of year	2,885,651,901	2,361,159,547

End of year	$2,897,766,888	$2,885,651,901	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$42,550,661	$38,285,790
Dividends reinvested	7,508,044	6,856,403
Cost of shares redeemed	(40,954,131)	(41,927,672)

Total Class A Shares	9,104,574	3,214,521

Class C Shares
Proceeds from shares issued	11,711,307	12,959,203
Dividends reinvested	2,296,749	1,776,661
Cost of shares redeemed	(7,266,492)	(8,802,679)

Total Class C Shares	6,741,564	5,933,185

Class R Shares
Proceeds from shares issued	38,554,587	52,845,528
Dividends reinvested	3,642,352	547,894
Cost of shares redeemed	(23,654,693)	(9,161,672)

Total Class R Shares	18,542,246	44,231,750

Class R6 Shares (b)
Proceeds from shares issued	339,062,741	414,050,021
Dividends reinvested	139,930,307	119,870,617
Cost of shares redeemed	(479,026,396)	(405,372,402)

Total Class R6 Shares	(33,348)	128,548,236

Institutional Service Class Shares
Proceeds from shares issued	44,576,249	49,669,166
Dividends reinvested	22,201,215	19,418,760
Cost of shares redeemed	(65,621,495)	(59,519,418)

Total Institutional Service Class Shares	1,155,969	9,568,508

113

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS: (continued)
Service Class Shares
Proceeds from shares issued	$21,095,768	$23,754,298
Dividends reinvested	20,114,200	21,452,288
Cost of shares redeemed	(79,612,840)	(76,211,441)

Total Service Shares	(38,402,872)	(31,004,855)

Change in net assets from capital transactions	$(2,891,867)	$160,491,345

SHARE TRANSACTIONS:
Class A Shares
Issued	2,589,662	2,549,834
Reinvested	463,138	479,414
Redeemed	(2,474,424)	(2,787,908)

Total Class A Shares	578,376	241,340

Class C Shares
Issued	727,809	891,413
Reinvested	145,229	127,210
Redeemed	(449,586)	(595,813)

Total Class C Shares	423,452	422,810

Class R Shares
Issued	2,338,297	3,521,562
Reinvested	225,381	37,714
Redeemed	(1,432,467)	(602,142)

Total Class R Shares	1,131,211	2,957,134

Class R6 Shares (b)
Issued	20,706,590	26,939,011
Reinvested	8,546,029	8,289,086
Redeemed	(28,509,742)	(26,574,671)

Total Class R6 Shares	742,877	8,653,426

Institutional Service Class Shares
Issued	2,694,590	3,296,842
Reinvested	1,361,176	1,348,275
Redeemed	(3,927,295)	(3,988,895)

Total Institutional Service Class Shares	128,471	656,222

Service Class Shares
Issued	1,275,285	1,582,316
Reinvested	1,240,667	1,498,567
Redeemed	(4,809,667)	(5,035,704)

Total Service Shares	(2,293,715)	(1,954,821)

Total change in shares	710,672	10,976,111

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $1,688,505, $309,148, $254,141, $32,643,345, $4,736,399 and $4,667,651 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively and net realized gains of $5,946,442, $1,774,619, $333,632, $87,227,272, $14,708,696 and $16,784,637 for Class A, Class C, Class R, Class R6, Institutional Service Class and Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $13,153,051.

The accompanying notes are an integral part of these financial statements.

114

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (c)(e)
Class A Shares
Year Ended October 31, 2018	$16.29	0.22		0.85	1.07	(0.25)	(0.83)	(1.08)	$16.28	6.67%		$132,086,189	0.59%	1.33%		0.59%	9.63%
Year Ended October 31, 2017	$14.22	0.22		2.88	3.10	(0.22)	(0.81)	(1.03)	$16.29	22.90%		$122,699,246	0.59%	1.45%		0.59%	12.07%
Year Ended October 31, 2016	$15.27	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.22	3.88%		$103,686,629	0.60%	1.64%		0.60%	7.87%
Year Ended October 31, 2015	$15.45	0.24	(f)	0.42	0.66	(0.26)	(0.58)	(0.84)	$15.27	4.64%		$118,892,195	0.60%	1.59%	(f)	0.60%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.03	2.24	(0.22)	(1.07)	(1.29)	$15.45	16.51%	(g)	$124,089,880	0.57%	1.44%		0.57%	3.76%

Class C Shares
Year Ended October 31, 2018	$15.95	0.11		0.84	0.95	(0.15)	(0.83)	(0.98)	$15.92	6.04%		$46,120,304	1.24%	0.68%		1.24%	9.63%
Year Ended October 31, 2017	$13.95	0.12		2.83	2.95	(0.14)	(0.81)	(0.95)	$15.95	22.11%		$39,459,765	1.24%	0.80%		1.24%	12.07%
Year Ended October 31, 2016	$15.02	0.13		0.28	0.41	(0.14)	(1.34)	(1.48)	$13.95	3.20%		$28,618,578	1.24%	0.97%		1.24%	7.87%
Year Ended October 31, 2015	$15.22	0.14	(f)	0.41	0.55	(0.17)	(0.58)	(0.75)	$15.02	3.94%		$23,616,808	1.23%	0.93%	(f)	1.23%	9.70%
Year Ended October 31, 2014	$14.30	0.12		2.00	2.12	(0.13)	(1.07)	(1.20)	$15.22	15.84%		$13,434,014	1.22%	0.81%		1.22%	3.76%

Class R Shares (h)
Year Ended October 31, 2018	$16.24	0.19		0.86	1.05	(0.23)	(0.83)	(1.06)	$16.23	6.53%		$71,548,247	0.76%	1.16%		0.76%	9.63%
Year Ended October 31, 2017	$14.20	0.16		2.90	3.06	(0.21)	(0.81)	(1.02)	$16.24	22.58%		$53,224,497	0.88%	1.07%		0.88%	12.07%
Year Ended October 31, 2016	$15.25	0.20		0.28	0.48	(0.19)	(1.34)	(1.53)	$14.20	3.69%		$4,552,978	0.81%	1.41%		0.81%	7.87%
Year Ended October 31, 2015	$15.41	0.20	(f)	0.41	0.61	(0.19)	(0.58)	(0.77)	$15.25	4.26%		$2,257,699	0.90%	1.31%	(f)	0.90%	9.70%
Year Ended October 31, 2014	$14.46	0.16		2.03	2.19	(0.17)	(1.07)	(1.24)	$15.41	16.18%		$2,555,336	0.92%	1.09%		0.92%	3.76%

Class R6 Shares (i)
Year Ended October 31, 2018	$16.42	0.29		0.87	1.16	(0.32)	(0.83)	(1.15)	$16.43	7.19%		$2,047,162,422	0.17%	1.76%		0.17%	9.63%
Year Ended October 31, 2017	$14.33	0.28		2.91	3.19	(0.29)	(0.81)	(1.10)	$16.42	23.36%		$2,034,151,407	0.17%	1.85%		0.17%	12.07%
Year Ended October 31, 2016	$15.37	0.29		0.29	0.58	(0.28)	(1.34)	(1.62)	$14.33	4.38%		$1,650,693,124	0.17%	2.05%		0.17%	7.87%
Year Ended October 31, 2015	$15.55	0.31	(f)	0.42	0.73	(0.33)	(0.58)	(0.91)	$15.37	5.06%		$1,755,329,648	0.17%	2.03%	(f)	0.17%	9.70%
Year Ended October 31, 2014	$14.58	0.27		2.05	2.32	(0.28)	(1.07)	(1.35)	$15.55	17.03%		$1,936,643,234	0.17%	1.85%		0.17%	3.76%

Institutional Service Class Shares
Year Ended October 31, 2018	$16.38	0.25		0.86	1.11	(0.28)	(0.83)	(1.11)	$16.38	6.88%		$329,181,300	0.42%	1.51%		0.42%	9.63%
Year Ended October 31, 2017	$14.29	0.25		2.90	3.15	(0.25)	(0.81)	(1.06)	$16.38	23.12%		$327,009,809	0.42%	1.62%		0.42%	12.07%
Year Ended October 31, 2016	$15.34	0.25		0.28	0.53	(0.24)	(1.34)	(1.58)	$14.29	4.06%		$275,979,416	0.42%	1.79%		0.42%	7.87%
Year Ended October 31, 2015	$15.52	0.27	(f)	0.42	0.69	(0.29)	(0.58)	(0.87)	$15.34	4.81%		$248,015,509	0.42%	1.77%	(f)	0.42%	9.70%
Year Ended October 31, 2014	$14.55	0.23		2.05	2.28	(0.24)	(1.07)	(1.31)	$15.52	16.77%		$220,404,555	0.42%	1.59%		0.42%	3.76%

Service Class Shares
Year Ended October 31, 2018	$16.30	0.23		0.86	1.09	(0.26)	(0.83)	(1.09)	$16.30	6.75%		$271,668,426	0.57%	1.37%		0.57%	9.63%
Year Ended October 31, 2017	$14.23	0.22		2.89	3.11	(0.23)	(0.81)	(1.04)	$16.30	22.89%		$309,107,177	0.57%	1.47%		0.57%	12.07%
Year Ended October 31, 2016	$15.28	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.23	3.92%		$297,628,822	0.57%	1.65%		0.57%	7.87%
Year Ended October 31, 2015	$15.46	0.25	(f)	0.42	0.67	(0.27)	(0.58)	(0.85)	$15.28	4.67%		$349,006,306	0.57%	1.63%	(f)	0.57%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.04	2.25	(0.22)	(1.07)	(1.29)	$15.46	16.58%		$390,807,747	0.57%	1.45%		0.57%	3.76%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)

During the year ended October 31, 2015, the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12% lower, respectively.

(g)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

115

Fund Commentary	Nationwide Small Cap Index Fund

For the annual period ended October 31, 2018, the Nationwide Small Cap Index Fund (Class A* at NAV) returned 1.30% versus 1.85% for its benchmark, the Russell 2000® Index (Russell 2000). For broader comparison, the return for the Fund’s closest Morningstar® peer category, Small Blend Funds (consisting of 784 funds as of October 31, 2018), was -0.13% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In the fourth quarter of 2017, the Russell 2000 returned 3.34%, and all eleven GICS** sectors moved forward. The market benefited broadly from corporate earnings growth, tax-reform news, and economic strength. In late 2017, the strongest returns in the Russell 2000 came from Consumer Discretionary and Consumer Staples. Negative returns were seen in two sectors: Telecommunication Services and Real Estate. The U.S. economy demonstrated strength throughout the quarter. In fiscal policy, President Trump signed into law the largest tax-overhaul plan since 1986 on December 22nd.

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally. However, as the quarter progressed, a combination of economic overheating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter. Both the domestic and developed markets fell in line with the broader market amid increased market volatility and trade protectionism worries. The unemployment rate remained at multi-decade lows and consumer confidence was high by historical standards.

In the second quarter of 2018, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth; the Fund performed in line with the domestic market. The Russell 2000 returned 7.75% for the quarter, a result of strong economic conditions in the domestic market.

In the third quarter of 2018, the Russell 2000 returned 3.58%. U.S. large-cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969.

Positive sector returns in the Russell 2000 for the reporting period came from Healthcare (1.80%), Consumer Discretionary (1.45%), and Communication Services (0.50%). Negative returns were seen in Industrials (-0.61%), Financials (-0.57%) and Real Estate (-0.07%).

BlackRock typically uses exchange-traded equity index futures in its strategies for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the Fund, and we keep cash to fully cover all outstanding futures positions.

Exchange-traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the Fund. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark. The Fund generally carries less than 1% in cash that is typically equitized using equity futures.

116

Fund Commentary (cont.)	Nationwide Small Cap Index Fund

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*Performance is shown for the Fund’s Class A because that share class now has more assets than the Fund’s Class R6 (which was previously shown for performance reporting).

**Sector classifications for public companies are determined by the Global Industry Classification Standard (GICS), which is maintained by Standard & Poor’s Financial Services LLC (S&P) and MSCI Inc. (MSCI). S&P and MSCI assign each company to a sector, according to the definition of the company’s principal business activity. Nationwide Fund Distributors LLC is not affiliated with S&P or MSCI.

†FAANG is an acronym for the market’s five most popular and best-performing tech stocks, namely Facebook, Apple, Amazon, Netflix and Alphabet’s Google.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

117

Fund Overview	Nationwide Small Cap Index Fund

Asset Allocation†

Common Stocks	95.6%
Repurchase Agreement	6.7%
Short-Term Investment	0.8%
Rights††	0.0%
Futures Contracts	(0.5)%
Liabilities in excess of other assets	(2.6)%
100.0%

Top Industries†††

Banks	8.9%
Equity Real Estate Investment Trusts (REITs)	6.0%
Biotechnology	5.7%
Software	4.6%
Health Care Equipment & Supplies	3.5%
Machinery	3.5%
Specialty Retail	3.0%
Hotels, Restaurants & Leisure	2.8%
Oil, Gas & Consumable Fuels	2.7%
Insurance	2.6%
Other Industries*	56.7%
100.0%

Top Holdings†††

Fidelity Investments Money Market Government Portfolio — Institutional Class	0.8%
Five Below, Inc.	0.3%
Integrated Device Technology, Inc.	0.3%
LivaNova plc	0.3%
Haemonetics Corp.	0.3%
Etsy, Inc.	0.2%
HealthEquity, Inc.	0.2%
HubSpot, Inc.	0.2%
IDACORP, Inc.	0.2%
Teladoc Health, Inc.	0.2%
Other Holdings*	97.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

118

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	1.30%	7.50%	11.93%
	w/SC2	(4.50)%	6.24%	11.27%
Class C	w/o SC1	0.68%	6.79%	11.22%
	w/SC3	(0.17)%	N/A	N/A
Class R4,5		0.99%	7.32%	11.77%
Class R6[4,6]		1.79%	7.96%	12.39%
Institutional Service Class[4]		1.49%	N/A	7.05%	[7]*
Russell 2000® Index		1.85%	8.01%	12.44%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.69%	0.67%
Class C	1.39%	1.37%
Class R	0.94%	0.92%
Class R6	0.29%	0.27%
Institutional Service Class	0.54%	0.52%

^

Current effective prospectus dated June 27, 2018. The difference between gross and net operating expenses reflects contractual waivers in place through June 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

119

Fund Performance (cont.)	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

120

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	983.80	3.50	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Class C Shares	Actual	(a)	1,000.00	980.90	6.89	1.38
	Hypothetical	(a)(b)	1,000.00	1,018.25	7.02	1.38
Class R Shares	Actual	(a)	1,000.00	981.70	5.14	1.03
	Hypothetical	(a)(b)	1,000.00	1,020.01	5.24	1.03
Class R6 Shares	Actual	(a)	1,000.00	985.90	1.40	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.79	1.43	0.28
Institutional Service Class Shares	Actual	(a)	1,000.00	984.10	2.65	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.53	2.70	0.53

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

121

Statement of Investments

October 31, 2018

Nationwide Small Cap Index Fund

Common Stocks 95.6%

	Shares	Value

Aerospace & Defense 1.2%
AAR Corp. (a)	6,786	$322,878
Aerojet Rocketdyne Holdings, Inc.*	14,537	513,447
Aerovironment, Inc.*	4,410	396,768
Astronics Corp.*	4,420	128,887
Axon Enterprise, Inc.*	11,779	727,000
Cubic Corp.	5,287	346,880
Ducommun, Inc.*	2,300	85,468
Engility Holdings, Inc.*	3,799	117,883
Esterline Technologies Corp.*	5,299	621,891
KeyW Holding Corp. (The)* (a)	10,594	82,951
Kratos Defense & Security Solutions, Inc.*	18,367	230,138
Maxar Technologies Ltd.	11,791	175,804
Mercury Systems, Inc.*	9,779	458,244
Moog, Inc., Class A	6,473	463,143
National Presto Industries, Inc. (a)	1,039	129,532
Sparton Corp.*	1,872	23,175
Triumph Group, Inc.	10,201	186,168
Vectrus, Inc.*	2,181	58,451
Wesco Aircraft Holdings, Inc.*	11,629	118,383

		5,187,091

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	12,188	238,885
Atlas Air Worldwide Holdings, Inc.*	4,947	255,364
Echo Global Logistics, Inc.*	5,894	151,535
Forward Air Corp.	5,934	355,980
Hub Group, Inc., Class A*	6,827	312,813
Radiant Logistics, Inc.*	7,402	40,267

		1,354,844

Airlines 0.5%
Allegiant Travel Co. (a)	2,689	306,922
Hawaiian Holdings, Inc.	10,510	363,751
Mesa Air Group, Inc.*	2,105	30,417
SkyWest, Inc.	10,368	593,983
Spirit Airlines, Inc.*	14,035	728,417

		2,023,490

Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.*	23,164	351,398
Cooper Tire & Rubber Co.	10,583	326,909
Cooper-Standard Holdings, Inc.*	3,514	325,572
Dana, Inc.	29,208	454,769
Dorman Products, Inc.* (a)	5,596	442,140
Fox Factory Holding Corp.*	7,501	403,029
Gentherm, Inc.*	7,648	333,759
LCI Industries	4,938	342,450
Modine Manufacturing Co.*	10,321	134,276
Motorcar Parts of America, Inc.* (a)	4,087	86,563
Shiloh Industries, Inc.*	2,834	25,761
Standard Motor Products, Inc.	4,414	238,841
Stoneridge, Inc.*	5,716	145,244
Superior Industries International, Inc.	5,248	51,588
Tenneco, Inc., Class A	10,064	346,503
Tower International, Inc.	4,137	122,827

		4,131,629

Automobiles 0.0%†
Winnebago Industries, Inc.	6,452	177,817

Common Stocks (continued)

	Shares	Value

Banks 9.2%
1st Constitution Bancorp	1,351	$27,317
1st Source Corp.	2,935	136,742
Access National Corp.	3,251	84,428
ACNB Corp.	1,509	60,511
Allegiance Bancshares, Inc.*	2,524	97,704
Amalgamated Bank, Class A*	1,638	31,777
American National Bankshares, Inc.	1,835	66,225
Ameris Bancorp	8,697	373,014
Ames National Corp.	1,708	46,953
Arrow Financial Corp.	2,667	93,718
Atlantic Capital Bancshares, Inc.*	5,455	82,207
Auburn National Bancorporation, Inc.	451	18,166
Banc of California, Inc.	9,153	145,990
BancFirst Corp.	3,572	204,961
Bancorp, Inc. (The)*	10,652	111,846
BancorpSouth Bank	19,918	571,647
Bank of Commerce Holdings	3,105	37,074
Bank of Marin Bancorp	1,439	122,301
Bank of NT Butterfield & Son Ltd. (The)	11,343	457,009
Bank of Princeton (The)*	1,143	32,290
Bankwell Financial Group, Inc.	1,184	35,899
Banner Corp.	6,291	363,746
Bar Harbor Bankshares	3,275	83,742
Baycom Corp.*	1,992	48,186
BCB Bancorp, Inc.	2,741	34,098
Berkshire Hills Bancorp, Inc.	8,119	270,931
Blue Hills Bancorp, Inc.	4,672	108,437
Boston Private Financial Holdings, Inc.	16,353	220,765
Bridge Bancorp, Inc.	3,631	107,841
Brookline Bancorp, Inc.	15,485	240,017
Bryn Mawr Bank Corp.	4,314	172,301
Business First Bancshares, Inc.	2,398	63,235
Byline Bancorp, Inc.*	3,587	78,914
C&F Financial Corp.	764	37,092
Cadence Bancorp	14,383	317,289
Cambridge Bancorp (a)	775	66,262
Camden National Corp.	3,289	133,369
Capital City Bank Group, Inc.	2,566	60,814
Capstar Financial Holdings, Inc.	1,697	25,082
Carolina Financial Corp.	4,126	136,529
Cathay General Bancorp	16,347	615,791
CB Financial Services, Inc.	885	24,541
CBTX, Inc.	3,936	130,793
CenterState Bank Corp.	19,028	467,708
Central Pacific Financial Corp.	5,207	140,797
Central Valley Community Bancorp	2,373	48,030
Century Bancorp, Inc., Class A	576	43,269
Chemical Financial Corp.	14,763	691,794
Chemung Financial Corp.	636	27,647
Citizens & Northern Corp.	2,695	67,860
City Holding Co.	2,969	219,053
Civista Bancshares, Inc.	2,587	59,915
CNB Financial Corp.	3,210	82,176
Coastal Financial Corp.*	969	15,824
Codorus Valley Bancorp, Inc.	1,779	46,691
Columbia Banking System, Inc.	15,017	556,981
Community Bank System, Inc.	10,314	602,234
Community Bankers Trust Corp.*	4,310	36,721
Community Financial Corp. (The)	1,019	30,723

122

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Community Trust Bancorp, Inc.	3,353	$152,595
ConnectOne Bancorp, Inc.	6,404	132,755
County Bancorp, Inc.	937	19,504
Customers Bancorp, Inc.*	6,166	126,341
CVB Financial Corp.	22,935	501,130
Eagle Bancorp, Inc.*	6,688	328,849
Enterprise Bancorp, Inc.	2,129	68,937
Enterprise Financial Services Corp.	4,837	210,168
Equity Bancshares, Inc., Class A*	2,825	101,954
Esquire Financial Holdings, Inc.*	1,389	33,308
Evans Bancorp, Inc.	910	40,040
Farmers & Merchants Bancorp, Inc.	1,955	79,471
Farmers National Banc Corp.	5,086	66,627
FB Financial Corp.	3,216	117,320
FCB Financial Holdings, Inc., Class A*	8,861	346,731
Fidelity D&D Bancorp, Inc.	598	39,271
Fidelity Southern Corp.	4,720	109,598
Financial Institutions, Inc.	3,386	96,670
First Bancorp	6,117	225,656
First Bancorp, Inc.	2,343	66,916
First Bancorp/PR*	44,621	411,852
First Bancshares, Inc. (The)	2,622	94,497
First Bank	3,354	39,846
First Busey Corp.	8,709	243,155
First Business Financial Services, Inc.	1,608	33,655
First Choice Bancorp (a)	1,905	42,862
First Commonwealth Financial Corp.	20,427	275,764
First Community Bancshares, Inc.	3,026	104,488
First Community Corp. (a)	1,359	29,694
First Financial Bancorp	19,469	509,504
First Financial Bankshares, Inc. (a)	13,345	787,222
First Financial Corp.	2,343	107,450
First Financial Northwest, Inc.	1,476	22,302
First Foundation, Inc.*	7,895	127,978
First Guaranty Bancshares, Inc.	1,030	23,535
First Internet Bancorp	2,012	51,849
First Interstate BancSystem, Inc., Class A	6,698	277,699
First Merchants Corp.	9,979	415,226
First Mid-Illinois Bancshares, Inc.	2,552	95,139
First Midwest Bancorp, Inc.	20,729	475,938
First Northwest Bancorp*	1,944	28,382
First of Long Island Corp. (The)	5,265	106,406
First Savings Financial Group, Inc.	419	27,076
First United Corp.	1,299	23,382
Flushing Financial Corp.	5,877	133,349
Franklin Financial Network, Inc.*	2,777	94,140
Fulton Financial Corp.	35,682	571,269
German American Bancorp, Inc.	4,507	142,917
Glacier Bancorp, Inc.	16,696	707,910
Great Southern Bancorp, Inc.	2,402	130,068
Great Western Bancorp, Inc.	12,014	440,313
Green Bancorp, Inc.	5,127	94,849
Guaranty Bancorp	5,402	140,560
Guaranty Bancshares, Inc.	1,505	44,879
Hancock Whitney Corp.	17,592	738,160
Hanmi Financial Corp.	6,264	131,419
HarborOne Bancorp, Inc.*	3,141	57,166
Heartland Financial USA, Inc.	5,777	306,990
Heritage Commerce Corp.	8,464	122,813
Heritage Financial Corp.	7,503	245,498

Common Stocks (continued)

	Shares	Value

Banks (continued)
Hilltop Holdings, Inc.	14,313	$284,829
Home BancShares, Inc. (a)	32,827	625,026
HomeTrust Bancshares, Inc.*	3,679	100,290
Hope Bancorp, Inc.	25,827	373,975
Horizon Bancorp, Inc.	7,835	131,315
Howard Bancorp, Inc.*	2,538	40,380
IBERIABANK Corp.	11,545	859,987
Independent Bank Corp.	10,290	539,674
Independent Bank Group, Inc.	4,040	233,956
International Bancshares Corp.	11,394	440,948
Investar Holding Corp.	1,960	51,136
Investors Bancorp, Inc.	51,632	577,246
Lakeland Bancorp, Inc.	9,706	159,858
Lakeland Financial Corp.	4,637	199,530
LCNB Corp.	1,796	30,514
LegacyTexas Financial Group, Inc.	9,636	371,275
Level One Bancorp, Inc.	325	8,830
Live Oak Bancshares, Inc.	5,363	98,679
Macatawa Bank Corp.	5,325	57,776
MB Financial, Inc.	17,042	756,494
MBT Financial Corp.	3,554	40,551
Mercantile Bank Corp.	3,487	110,747
Metropolitan Bank Holding Corp.*	1,287	47,439
Mid Penn Bancorp, Inc.	1,003	26,840
Middlefield Banc Corp.	691	32,076
Midland States Bancorp, Inc.	4,414	119,046
MidSouth Bancorp, Inc.	2,843	37,755
MidWestOne Financial Group, Inc.	2,464	70,988
MutualFirst Financial, Inc.	1,226	43,535
MVB Financial Corp.	1,536	28,140
National Bank Holdings Corp., Class A	6,062	204,653
National Bankshares, Inc.	1,338	57,775
National Commerce Corp.*	3,465	128,552
NBT Bancorp, Inc.	8,449	308,304
Nicolet Bankshares, Inc.*	1,753	93,610
Northeast Bancorp	1,443	27,143
Northrim BanCorp, Inc.	1,546	58,794
Norwood Financial Corp.	1,148	43,624
Oak Valley Bancorp	1,502	27,261
OFG Bancorp	8,459	144,564
Ohio Valley Banc Corp.	808	28,232
Old Line Bancshares, Inc.	3,307	99,012
Old National Bancorp	31,194	556,813
Old Second Bancorp, Inc.	6,290	89,444
Opus Bank	4,248	80,670
Origin Bancorp, Inc.	3,486	130,202
Orrstown Financial Services, Inc.	1,404	28,445
Pacific City Financial Corp.	2,210	36,178
Pacific Mercantile Bancorp*	3,174	26,249
Pacific Premier Bancorp, Inc.* (a)	9,132	266,928
Park National Corp.	2,880	263,232
Parke Bancorp, Inc.	1,506	29,728
Peapack Gladstone Financial Corp.	3,946	106,503
Penns Woods Bancorp, Inc.	911	36,896
Peoples Bancorp of North Carolina, Inc.	890	24,778
Peoples Bancorp, Inc.	3,770	129,047
Peoples Financial Services Corp.	1,561	66,514
People’s Utah Bancorp	3,248	108,840
Preferred Bank	2,949	151,608
Premier Financial Bancorp, Inc.	2,375	42,133

123

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
QCR Holdings, Inc.	2,772	$100,984
RBB Bancorp	2,689	58,029
Reliant Bancorp, Inc.	1,940	46,560
Renasant Corp.	9,609	335,162
Republic Bancorp, Inc., Class A	1,895	85,029
Republic First Bancorp, Inc.*	9,686	65,381
S&T Bancorp, Inc.	6,789	272,307
Sandy Spring Bancorp, Inc.	7,295	259,337
SB One Bancorp	1,361	32,841
Seacoast Banking Corp. of Florida*	8,977	236,185
Select Bancorp, Inc.*	2,418	29,790
ServisFirst Bancshares, Inc.	9,240	332,455
Shore Bancshares, Inc.	2,481	39,994
Sierra Bancorp	3,092	84,195
Simmons First National Corp., Class A	18,534	496,341
SmartFinancial, Inc.*	2,188	44,504
South State Corp.	7,561	511,653
Southern First Bancshares, Inc.*	1,519	54,547
Southern National Bancorp of Virginia, Inc.	4,190	63,311
Southside Bancshares, Inc.	6,604	209,215
Spirit of Texas Bancshares, Inc.*	427	8,911
State Bank Financial Corp.	7,184	183,695
Stock Yards Bancorp, Inc.	4,125	130,804
Summit Financial Group, Inc.	2,149	45,344
Tompkins Financial Corp.	2,916	213,247
Towne Bank	13,323	374,776
TriCo Bancshares	5,079	182,946
TriState Capital Holdings, Inc.*	5,175	130,514
Triumph Bancorp, Inc.*	5,010	179,659
Trustmark Corp.	13,460	414,568
UMB Financial Corp.	9,365	597,955
Union Bankshares Corp.	13,360	456,110
Union Bankshares, Inc.	773	36,679
United Bankshares, Inc. (a)	20,842	691,329
United Community Banks, Inc.	15,393	382,824
United Security Bancshares	2,471	26,489
Unity Bancorp, Inc.	1,537	32,538
Univest Corp. of Pennsylvania	6,132	153,055
Valley National Bancorp	66,337	662,043
Veritex Holdings, Inc.*	4,878	114,926
Washington Trust Bancorp, Inc.	3,280	168,428
WesBanco, Inc.	10,488	420,569
West Bancorporation, Inc.	3,527	77,559
Westamerica Bancorp (a)	5,131	298,676

		39,872,050

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A*	1,704	523,622
Castle Brands, Inc.*	15,717	14,911
Celsius Holdings, Inc.* (a)	4,451	17,759
Coca-Cola Bottling Co. Consolidated	982	169,523
Craft Brew Alliance, Inc.*	2,498	45,813
MGP Ingredients, Inc. (a)	2,752	195,860
National Beverage Corp.* (a)	2,456	227,057
Primo Water Corp.*	6,506	108,455

		1,303,000

Common Stocks (continued)

	Shares	Value

Biotechnology 5.9%
Abeona Therapeutics, Inc.* (a)	6,737	$57,938
ACADIA Pharmaceuticals, Inc.* (a)	20,682	402,885
Acceleron Pharma, Inc.* (a)	8,075	409,968
Achaogen, Inc.* (a)	5,947	22,896
Achillion Pharmaceuticals, Inc.*	28,877	82,588
Acorda Therapeutics, Inc.*	8,553	163,448
Adamas Pharmaceuticals, Inc.*	4,751	78,629
ADMA Biologics, Inc.*	3,702	19,880
Aduro Biotech, Inc.*	12,612	53,475
Adverum Biotechnologies, Inc.*	10,684	44,873
Aeglea BioTherapeutics, Inc.*	3,191	27,538
Agenus, Inc.* (a)	14,603	23,219
Aimmune Therapeutics, Inc.*	9,067	241,001
Akebia Therapeutics, Inc.*	9,923	74,323
Albireo Pharma, Inc.*	1,786	47,704
Alder Biopharmaceuticals, Inc.* (a)	12,172	154,584
Aldeyra Therapeutics, Inc.*	3,115	33,549
Allakos, Inc.*	1,643	79,439
Allena Pharmaceuticals, Inc.*	2,281	18,773
AMAG Pharmaceuticals, Inc.* (a)	7,287	156,671
Amicus Therapeutics, Inc.*	39,424	440,760
AnaptysBio, Inc.*	3,864	288,718
Apellis Pharmaceuticals, Inc.*	7,614	106,520
Aptinyx, Inc.*	2,650	69,006
Arbutus Biopharma Corp.*	6,917	29,328
Arcus Biosciences, Inc.*	2,080	20,904
Ardelyx, Inc.*	10,157	27,932
Arena Pharmaceuticals, Inc.*	10,350	369,081
ArQule, Inc.*	21,763	84,223
Array BioPharma, Inc.*	41,534	672,851
Arrowhead Pharmaceuticals, Inc.* (a)	18,133	230,652
Arsanis, Inc.*	771	1,033
Atara Biotherapeutics, Inc.*	8,474	289,557
Athenex, Inc.* (a)	8,832	106,602
Athersys, Inc.* (a)	23,124	43,242
Audentes Therapeutics, Inc.*	6,685	188,517
AVEO Pharmaceuticals, Inc.* (a)	19,925	48,816
Avid Bioservices, Inc.*	9,886	51,803
Avrobio, Inc.*	1,181	35,501
Bellicum Pharmaceuticals, Inc.*	7,821	31,831
BioCryst Pharmaceuticals, Inc.*	22,619	165,571
Biohaven Pharmaceutical Holding Co. Ltd.*	5,710	205,846
BioSpecifics Technologies Corp.*	1,119	68,561
BioTime, Inc.* (a)	19,848	38,704
Blueprint Medicines Corp.*	8,417	511,501
Calithera Biosciences, Inc.*	5,988	28,263
Calyxt, Inc.*	858	10,330
Cara Therapeutics, Inc.* (a)	6,571	123,141
CareDx, Inc.*	6,797	177,470
CASI Pharmaceuticals, Inc.*	9,781	32,082
Catalyst Biosciences, Inc.*	2,331	20,746
Catalyst Pharmaceuticals, Inc.*	19,319	57,571
Celcuity, Inc.*	1,139	31,949
Cellular Biomedicine Group, Inc.* (a)	2,464	31,342
ChemoCentryx, Inc.*	4,959	53,656
Chimerix, Inc.*	9,136	31,885
Clovis Oncology, Inc.* (a)	9,940	115,602
Cohbar, Inc.Reg. S*	4,353	16,672
Coherus Biosciences, Inc.*	10,610	124,031

124

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Concert Pharmaceuticals, Inc.*	4,210	$62,813
Corbus Pharmaceuticals Holdings, Inc.* (a)	9,472	63,084
Corvus Pharmaceuticals, Inc.*	2,713	20,592
Crinetics Pharmaceuticals, Inc.* (a)	1,357	33,803
CTI BioPharma Corp.*	9,963	17,136
Cue Biopharma, Inc.*	3,470	22,000
Cytokinetics, Inc.*	9,189	61,474
CytomX Therapeutics, Inc.*	8,884	126,686
Deciphera Pharmaceuticals, Inc.*	1,675	33,818
Denali Therapeutics, Inc.* (a)	9,261	134,007
Dicerna Pharmaceuticals, Inc.*	9,323	122,691
Dynavax Technologies Corp.* (a)	13,032	128,887
Eagle Pharmaceuticals, Inc.*	2,180	107,343
Editas Medicine, Inc.*	9,540	241,648
Eidos Therapeutics, Inc.*	1,282	15,679
Emergent BioSolutions, Inc.*	8,992	550,221
Enanta Pharmaceuticals, Inc.*	3,493	269,520
Epizyme, Inc.* (a)	11,113	89,460
Esperion Therapeutics, Inc.* (a)	4,779	217,110
Evelo Biosciences, Inc.*	1,063	9,684
Fate Therapeutics, Inc.*	10,704	133,372
Fennec Pharmaceuticals, Inc.*	2,205	16,052
FibroGen, Inc.*	15,306	656,168
Five Prime Therapeutics, Inc.*	6,681	81,107
Flexion Therapeutics, Inc.* (a)	7,061	95,606
Fortress Biotech, Inc.*	6,102	5,085
Forty Seven, Inc.*	1,522	18,781
G1 Therapeutics, Inc.*	4,253	170,163
Genomic Health, Inc.*	4,334	310,791
Geron Corp.* (a)	33,680	51,530
Global Blood Therapeutics, Inc.*	10,409	365,252
GlycoMimetics, Inc.* (a)	7,218	90,802
GTx, Inc.*	901	1,433
Halozyme Therapeutics, Inc.*	25,135	390,347
Heron Therapeutics, Inc.*	14,083	390,944
Homology Medicines, Inc.*	2,053	38,637
Idera Pharmaceuticals, Inc.*	3,448	22,998
Immune Design Corp.*	7,326	10,549
ImmunoGen, Inc.*	29,161	158,344
Immunomedics, Inc.* (a)	29,081	655,195
Inovio Pharmaceuticals, Inc.*	17,824	87,872
Insmed, Inc.* (a)	15,978	233,279
Insys Therapeutics, Inc.* (a)	5,825	49,687
Intellia Therapeutics, Inc.* (a)	6,941	117,858
Intercept Pharmaceuticals, Inc.* (a)	4,450	427,245
Intrexon Corp.* (a)	15,577	180,070
Invitae Corp.*	13,369	189,706
Iovance Biotherapeutics, Inc.*	17,124	155,486
Ironwood Pharmaceuticals, Inc.*	28,124	368,424
Jounce Therapeutics, Inc.* (a)	2,830	11,433
Kadmon Holdings, Inc.*	19,731	46,762
Karyopharm Therapeutics, Inc.*	10,148	106,960
Keryx Biopharmaceuticals, Inc.* (a)	19,211	53,407
Kezar Life Sciences, Inc.* (a)	955	23,617
Kindred Biosciences, Inc.*	6,650	96,691
Kiniksa Pharmaceuticals Ltd., Class A*	1,122	21,363
Kura Oncology, Inc.*	6,209	67,492
La Jolla Pharmaceutical Co.* (a)	4,633	75,518
Lexicon Pharmaceuticals, Inc.* (a)	9,330	73,054

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Ligand Pharmaceuticals, Inc.* (a)	4,282	$705,716
Loxo Oncology, Inc.*	5,526	843,599
MacroGenics, Inc.*	8,252	135,828
Madrigal Pharmaceuticals, Inc.* (a)	1,417	270,449
Magenta Therapeutics, Inc.* (a)	1,190	10,436
MannKind Corp.* (a)	27,520	50,362
MediciNova, Inc.* (a)	8,273	80,744
MeiraGTx Holdings plc* (a)	1,217	16,259
Mersana Therapeutics, Inc.*	2,444	15,275
MiMedx Group, Inc.* (a)	20,777	120,922
Minerva Neurosciences, Inc.*	6,210	68,124
Miragen Therapeutics, Inc.*	5,057	21,846
Mirati Therapeutics, Inc.*	4,096	153,068
Molecular Templates, Inc.*	1,784	7,636
Momenta Pharmaceuticals, Inc.*	15,994	200,085
Mustang Bio, Inc.*	2,968	11,813
Myriad Genetics, Inc.* (a)	13,681	616,055
NantKwest, Inc.*	5,789	12,620
Natera, Inc.*	6,702	147,176
Neon Therapeutics, Inc.*	1,620	9,493
NewLink Genetics Corp.*	5,677	10,730
Novavax, Inc.* (a)	82,091	144,480
Nymox Pharmaceutical Corp.* (a)	6,778	11,862
OPKO Health, Inc.* (a)	67,083	226,741
Organovo Holdings, Inc.*	18,163	18,345
Ovid therapeutics, Inc.*	2,527	12,964
Palatin Technologies, Inc.*	44,730	40,248
PDL BioPharma, Inc.*	29,898	74,446
Pfenex, Inc.*	7,185	28,524
Pieris Pharmaceuticals, Inc.* (a)	10,204	42,040
PolarityTE, Inc.* (a)	1,696	25,847
Portola Pharmaceuticals, Inc.* (a)	13,584	267,469
Progenics Pharmaceuticals, Inc.*	17,223	86,287
Proteostasis Therapeutics, Inc.*	5,001	31,056
Prothena Corp. plc*	8,094	100,366
PTC Therapeutics, Inc.*	9,433	363,359
Puma Biotechnology, Inc.* (a)	6,086	225,486
Ra Pharmaceuticals, Inc.*	2,789	39,938
Radius Health, Inc.* (a)	8,511	134,729
Recro Pharma, Inc.*	4,062	26,241
REGENXBIO, Inc.*	6,467	431,155
Repligen Corp.*	7,886	427,579
Replimune Group, Inc.*	1,431	18,431
Retrophin, Inc.*	8,407	215,724
Rhythm Pharmaceuticals, Inc.*	3,024	84,702
Rigel Pharmaceuticals, Inc.*	35,817	102,795
Rocket Pharmaceuticals, Inc.*	4,531	71,771
Rubius Therapeutics, Inc.* (a)	2,349	38,594
Sangamo Therapeutics, Inc.* (a)	21,151	267,983
Savara, Inc.*	6,149	55,341
Scholar Rock Holding Corp.*	1,104	25,933
Selecta Biosciences, Inc.* (a)	3,530	18,144
Seres Therapeutics, Inc.* (a)	4,002	27,494
Solid Biosciences, Inc.* (a)	2,475	79,200
Sorrento Therapeutics, Inc.* (a)	22,088	70,461
Spark Therapeutics, Inc.* (a)	6,559	295,089
Spectrum Pharmaceuticals, Inc.*	20,620	245,378
Spero Therapeutics, Inc.*	1,622	13,008
Spring Bank Pharmaceuticals, Inc. *(a)	3,168	31,838
Stemline Therapeutics, Inc.*	5,500	82,390

125

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Surface Oncology, Inc.*	1,432	$11,184
Syndax Pharmaceuticals, Inc.*	2,603	12,520
Synergy Pharmaceuticals, Inc.* (a)	53,420	22,260
Synlogic, Inc.*	3,017	23,864
Syros Pharmaceuticals, Inc.*	4,814	31,676
T2 Biosystems, Inc.*	7,234	37,979
TG Therapeutics, Inc.* (a)	12,388	56,365
Tocagen, Inc.*	3,487	36,474
Translate Bio, Inc.*	1,503	8,462
Tyme Technologies, Inc.*	8,216	18,404
Ultragenyx Pharmaceutical, Inc.*	9,608	465,508
UNITY Biotechnology, Inc.* (a)	1,002	11,162
Unum Therapeutics, Inc.*	701	5,243
Vanda Pharmaceuticals, Inc.*	10,785	204,591
Veracyte, Inc.*	6,009	89,234
Verastem, Inc.* (a)	13,819	70,062
Vericel Corp.*	9,098	101,443
Viking Therapeutics, Inc.* (a)	10,512	142,963
Vital Therapies, Inc.*	5,960	1,830
Voyager Therapeutics, Inc.*	4,653	63,141
Xencor, Inc.*	9,650	315,748
XOMA Corp.*	1,147	14,120
Zafgen, Inc.*	6,064	58,881
ZIOPHARM Oncology, Inc.* (a)	25,697	50,880

		25,417,585

Building Products 1.1%
AAON, Inc.	8,603	296,717
Advanced Drainage Systems, Inc.	7,222	200,699
American Woodmark Corp.*	2,946	178,056
Apogee Enterprises, Inc.	5,779	208,622
Armstrong Flooring, Inc.*	4,238	65,901
Builders FirstSource, Inc.*	23,556	291,623
Caesarstone Ltd. (a)	4,941	78,018
Continental Building Products, Inc.*	7,742	215,305
CSW Industrials, Inc.*	3,287	151,301
Gibraltar Industries, Inc.*	6,631	236,329
Griffon Corp.	6,652	80,622
Insteel Industries, Inc.	3,798	99,204
JELD-WEN Holding, Inc.*	13,929	226,486
Masonite International Corp.*	5,705	316,000
NCI Building Systems, Inc.*	8,904	109,074
Patrick Industries, Inc.*	4,958	215,723
PGT Innovations, Inc.*	10,157	205,781
Quanex Building Products Corp.	7,361	109,090
Simpson Manufacturing Co., Inc.	8,439	481,698
Trex Co., Inc.*	12,104	741,975
Universal Forest Products, Inc.	12,487	353,008

		4,861,232

Capital Markets 1.2%
Arlington Asset Investment Corp., Class A (a)	6,166	51,856
Artisan Partners Asset Management, Inc., Class A	9,638	264,178
Ashford, Inc.	157	9,897
Associated Capital Group, Inc., Class A	642	24,884
B. Riley Financial, Inc.	4,079	78,521
Blucora, Inc.*	9,760	282,259
BrightSphere Investment Group plc	16,206	184,748

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Cohen & Steers, Inc.	4,458	$171,143
Cowen, Inc.* (a)	5,662	83,798
Diamond Hill Investment Group, Inc.	644	110,884
Donnelley Financial Solutions, Inc.*	7,024	109,223
Federated Investors, Inc., Class B (a)	20,141	496,878
Focus Financial Partners, Inc., Class A*	3,810	145,542
GAIN Capital Holdings, Inc. (a)	5,518	42,158
GAMCO Investors, Inc., Class A	732	15,021
Greenhill & Co., Inc.	3,821	84,253
Hamilton Lane, Inc., Class A	3,218	123,507
Houlihan Lokey, Inc.	6,874	283,071
INTL. FCStone, Inc.*	3,298	149,333
Investment Technology Group, Inc.	6,417	176,339
Ladenburg Thalmann Financial Services, Inc.	22,983	63,663
Moelis & Co., Class A	9,304	375,509
Oppenheimer Holdings, Inc., Class A	2,194	67,487
Piper Jaffray Cos.	2,849	197,664
PJT Partners, Inc., Class A	4,212	190,972
Pzena Investment Management, Inc., Class A	3,333	33,530
Safeguard Scientifics, Inc.*	3,969	33,935
Siebert Financial Corp.*	1,319	18,136
Silvercrest Asset Management Group, Inc., Class A	1,978	28,444
Stifel Financial Corp.	14,186	648,584
Value Line, Inc.	386	9,747
Virtus Investment Partners, Inc.	1,348	133,910
Waddell & Reed Financial, Inc., Class A (a)	15,591	297,320
Westwood Holdings Group, Inc.	1,543	65,346
WisdomTree Investments, Inc.	23,440	182,129

		5,233,869

Chemicals 1.8%
Advanced Emissions Solutions, Inc.	1,250	12,375
AdvanSix, Inc.*	6,394	177,370
AgroFresh Solutions, Inc.*	6,193	35,362
American Vanguard Corp.	6,087	98,001
Balchem Corp.	6,559	614,250
Chase Corp.	1,511	162,946
Ferro Corp.*	17,536	297,060
Flotek Industries, Inc.*	10,833	19,608
FutureFuel Corp.	5,083	83,361
GCP Applied Technologies, Inc.* (a)	14,526	377,240
Hawkins, Inc.	2,116	71,225
HB Fuller Co.	10,507	467,141
Ingevity Corp.*	8,666	789,299
Innophos Holdings, Inc.	4,074	119,368
Innospec, Inc.	5,049	337,879
Intrepid Potash, Inc.*	18,527	73,182
KMG Chemicals, Inc.	3,050	228,811
Koppers Holdings, Inc.*	4,337	116,015
Kraton Corp.*	6,436	177,247
Kronos Worldwide, Inc.	4,905	68,817
LSB Industries, Inc.*	4,263	32,399
Marrone Bio Innovations, Inc.*	10,467	15,701
Minerals Technologies, Inc.	6,966	381,389
OMNOVA Solutions, Inc.*	8,461	62,527

126

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
PolyOne Corp.	16,124	$520,966
PQ Group Holdings, Inc.*	7,720	123,906
Quaker Chemical Corp.	2,621	471,518
Rayonier Advanced Materials, Inc.	10,674	132,144
Sensient Technologies Corp. (a)	8,713	565,125
Stepan Co.	4,224	348,860
Trecora Resources*	4,570	49,356
Tredegar Corp.	5,525	102,765
Trinseo SA	8,550	460,674
Tronox Ltd., Class A	19,520	223,504
Valhi, Inc.	4,465	9,287

		7,826,678

Commercial Services & Supplies 2.5%
ABM Industries, Inc.	13,417	412,573
ACCO Brands Corp.	20,636	166,533
Advanced Disposal Services, Inc.*	15,022	406,946
Brady Corp., Class A	9,475	381,748
BrightView Holdings, Inc.*	4,715	69,405
Brink’s Co. (The)	10,268	680,974
Casella Waste Systems, Inc., Class A*	8,258	268,880
CECO Environmental Corp.*	5,840	43,450
Charah Solutions, Inc.*	2,293	17,220
Cimpress NV*	4,485	560,580
Covanta Holding Corp.	24,542	360,522
Deluxe Corp.	9,734	459,542
Ennis, Inc.	5,371	103,983
Essendant, Inc.	7,315	93,193
Healthcare Services Group, Inc. (a)	15,148	614,857
Heritage-Crystal Clean, Inc.*	3,229	74,235
Herman Miller, Inc.	12,011	395,762
HNI Corp.	9,075	343,852
Interface, Inc.	12,395	201,915
Kimball International, Inc., Class B	7,729	127,219
Knoll, Inc.	10,171	201,894
LSC Communications, Inc.	6,349	59,871
Matthews International Corp., Class A	6,520	271,362
McGrath RentCorp	5,009	267,431
Mobile Mini, Inc.	9,267	381,059
MSA Safety, Inc.	6,986	729,618
Multi-Color Corp.	2,912	154,802
NL Industries, Inc.*	1,168	6,190
PICO Holdings, Inc.*	4,346	49,631
Pitney Bowes, Inc.	39,301	260,173
Quad/Graphics, Inc.	6,197	95,620
RR Donnelley & Sons Co.	15,559	91,331
SP Plus Corp.*	4,738	151,426
Steelcase, Inc., Class A	17,938	297,771
Team, Inc.* (a)	6,156	122,504
Tetra Tech, Inc.	11,354	749,818
UniFirst Corp.	3,112	464,622
US Ecology, Inc.	4,579	320,209
Viad Corp.	4,226	202,383
VSE Corp.	1,691	53,030

		10,714,134

Communications Equipment 1.6%
Acacia Communications, Inc.*	5,713	196,927
ADTRAN, Inc.	10,069	135,327
Aerohive Networks, Inc.*	6,248	23,930

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
Applied Optoelectronics, Inc.* (a)	3,913	$76,812
CalAmp Corp.*	7,314	145,841
Calix, Inc.*	8,381	61,181
Casa Systems, Inc.*	5,314	76,522
Ciena Corp.*	29,438	920,232
Clearfield, Inc.*	2,264	27,213
Comtech Telecommunications Corp. (a)	4,784	133,569
DASAN Zhone Solutions, Inc.*	1,112	14,456
Digi International, Inc.*	5,193	60,239
Extreme Networks, Inc.*	24,454	135,720
Finisar Corp.* (a)	23,974	400,126
Harmonic, Inc.*	17,361	95,659
Infinera Corp.* (a)	31,083	172,200
InterDigital, Inc.	7,063	501,120
KVH Industries, Inc.*	3,080	38,038
Lumentum Holdings, Inc.* (a)	12,812	700,176
NETGEAR, Inc.*	6,509	361,119
NetScout Systems, Inc.*	15,654	395,420
Oclaro, Inc.*	35,037	288,004
Plantronics, Inc.	6,904	407,129
Quantenna Communications, Inc.*	7,129	128,037
Ribbon Communications, Inc.*	10,626	72,257
ViaSat, Inc.* (a)	11,410	727,502
Viavi Solutions, Inc.*	46,145	532,052

		6,826,808

Construction & Engineering 1.0%
Aegion Corp.*	6,703	129,770
Ameresco, Inc., Class A*	4,007	65,595
Argan, Inc.	3,080	135,582
Comfort Systems USA, Inc.	7,626	407,838
Dycom Industries, Inc.* (a)	6,291	427,033
EMCOR Group, Inc.	11,882	843,384
Granite Construction, Inc.	9,174	419,435
Great Lakes Dredge & Dock Corp.*	11,141	64,729
HC2 Holdings, Inc.*	8,161	42,437
IES Holdings, Inc.*	1,897	33,653
Infrastructure and Energy Alternatives, Inc.*	3,345	33,450
KBR, Inc.	28,526	564,244
MasTec, Inc.*	13,172	573,114
MYR Group, Inc.*	3,433	114,628
Northwest Pipe Co.*	1,881	33,501
NV5 Global, Inc.*	1,883	147,006
Orion Group Holdings, Inc.*	5,404	25,507
Primoris Services Corp.	8,725	184,708
Sterling Construction Co., Inc.*	5,669	64,400
Tutor Perini Corp.*	7,912	122,636
Willscot Corp.* (a)	7,108	105,483

		4,538,133

Construction Materials 0.1%
Forterra, Inc.*	3,649	16,457
Summit Materials, Inc., Class A*	22,701	306,463
United States Lime & Minerals, Inc.	393	29,479
US Concrete, Inc.* (a)	3,373	110,095

		462,494

127

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Consumer Finance 0.7%
Curo Group Holdings Corp.*	2,294	$32,277
Elevate Credit, Inc.*	4,070	17,338
Encore Capital Group, Inc.* (a)	5,483	139,323
Enova International, Inc.*	6,937	164,060
EZCORP, Inc., Class A* (a)	10,788	107,233
FirstCash, Inc.	8,961	720,464
Green Dot Corp., Class A*	9,969	755,052
LendingClub Corp.*	66,295	214,133
Nelnet, Inc., Class A	3,864	217,505
PRA Group, Inc.*	9,291	286,534
Regional Management Corp.*	1,996	57,605
World Acceptance Corp.*	1,303	132,241

		2,843,765

Containers & Packaging 0.1%
Greif, Inc., Class A	5,160	244,068
Greif, Inc., Class B	1,116	57,318
Myers Industries, Inc.	7,125	113,002
UFP Technologies, Inc.*	1,279	44,151

		458,539

Distributors 0.1%
Core-Mark Holding Co., Inc.	9,505	365,087
Funko, Inc., Class A*	2,224	41,922
Weyco Group, Inc.	1,220	38,601

		445,610

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.*	12,156	615,458
American Public Education, Inc.*	3,416	111,806
Cambium Learning Group, Inc.*	2,762	39,718
Career Education Corp.*	14,175	203,837
Carriage Services, Inc.	3,532	67,320
Chegg, Inc.*	22,157	604,443
Houghton Mifflin Harcourt Co.*	21,712	145,470
K12, Inc.*	6,920	148,157
Laureate Education, Inc., Class A*	16,990	252,981
Regis Corp.*	7,397	124,565
Sotheby’s*	7,801	327,642
Strategic Education, Inc.	4,243	533,854
Weight Watchers International, Inc.*	7,817	516,704

		3,691,955

Diversified Financial Services 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	6,320	108,451
Cannae Holdings, Inc.*	14,319	264,472
FGL Holdings*	29,145	230,246
Marlin Business Services Corp.	1,722	45,771
On Deck Capital, Inc.*	10,725	74,002

		722,942

Diversified Telecommunication Services 0.6%
ATN International, Inc.	2,181	184,273
Cincinnati Bell, Inc.*	9,339	132,520
Cogent Communications Holdings, Inc.	8,384	435,800
Consolidated Communications Holdings, Inc. (a)	14,671	183,681

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp. (a)	20,784	$99,971
Intelsat SA*	9,263	241,394
Iridium Communications, Inc.*	19,955	395,309
Ooma, Inc.*	3,897	58,611
ORBCOMM, Inc.*	15,304	145,847
pdvWireless, Inc.*	1,861	75,371
Vonage Holdings Corp.*	44,859	594,830
Windstream Holdings, Inc.* (a)	8,383	34,538

		2,582,145

Electric Utilities 1.0%
ALLETE, Inc.	10,593	783,882
El Paso Electric Co.	8,438	481,388
IDACORP, Inc.	10,409	970,744
MGE Energy, Inc.	7,121	444,920
Otter Tail Corp.	8,245	371,602
PNM Resources, Inc.	16,274	625,084
Portland General Electric Co.	18,390	829,021
Spark Energy, Inc., Class A	2,152	16,054

		4,522,695

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,492	65,141
Atkore International Group, Inc.*	8,201	157,951
AZZ, Inc.	5,396	239,313
Babcock & Wilcox Enterprises, Inc.*	6,428	6,284
Encore Wire Corp.	4,258	188,204
Energous Corp.* (a)	4,564	36,694
EnerSys	8,616	685,575
Enphase Energy, Inc.* (a)	18,844	85,552
FuelCell Energy, Inc.* (a)	15,859	13,406
Generac Holdings, Inc.*	12,384	628,240
Plug Power, Inc.* (a)	44,874	83,017
Powell Industries, Inc.	1,712	49,922
Preformed Line Products Co.	599	37,857
Sunrun, Inc.*	19,728	241,865
Thermon Group Holdings, Inc.*	6,763	145,945
TPI Composites, Inc.*	2,869	72,471
Vicor Corp.*	3,577	143,438
Vivint Solar, Inc.*	6,029	31,290

		2,912,165

Electronic Equipment, Instruments & Components 2.3%
Anixter International, Inc.*	6,136	403,074
Arlo Technologies, Inc.* (a)	2,263	30,754
AVX Corp.	9,875	164,715
Badger Meter, Inc.	5,933	291,370
Bel Fuse, Inc., Class B	1,886	41,492
Belden, Inc.	8,175	441,859
Benchmark Electronics, Inc.	9,347	204,045
Control4 Corp.*	5,426	151,494
CTS Corp.	6,777	180,878
Daktronics, Inc.	6,947	50,783
Electro Scientific Industries, Inc.*	6,661	193,169
ePlus, Inc.*	2,672	226,799
Fabrinet*	7,497	324,770
FARO Technologies, Inc.*	3,501	176,941
Fitbit, Inc., Class A* (a)	43,089	203,811
II-VI, Inc.*	12,570	467,981
Insight Enterprises, Inc.*	7,320	378,371

128

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Iteris, Inc.*	4,604	$19,889
Itron, Inc.*	7,067	368,473
KEMET Corp.*	11,572	252,038
Kimball Electronics, Inc.*	5,237	96,361
Knowles Corp.*	18,229	294,945
Maxwell Technologies, Inc.*	7,069	20,783
Mesa Laboratories, Inc.	686	125,325
Methode Electronics, Inc.	7,541	223,214
MTS Systems Corp.	3,730	176,616
Napco Security Technologies, Inc.*	2,762	38,861
nLight, Inc.*	1,367	24,387
Novanta, Inc.*	6,797	395,653
OSI Systems, Inc.*	3,495	241,714
PAR Technology Corp.*	2,203	38,993
Park Electrochemical Corp.	4,193	74,048
PC Connection, Inc.	2,542	84,242
Plexus Corp.*	6,360	371,424
Rogers Corp.*	3,723	458,152
Sanmina Corp.*	14,091	356,502
ScanSource, Inc.*	5,217	202,837
SYNNEX Corp.	8,406	652,390
Tech Data Corp.*	7,761	548,392
TTM Technologies, Inc.*	19,450	227,565
Vishay Intertechnology, Inc.	27,545	504,074
Vishay Precision Group, Inc.*	2,199	71,358

		9,800,542

Energy Equipment & Services 1.6%
Archrock, Inc.	26,565	272,557
Basic Energy Services, Inc.*	4,453	34,600
Bristow Group, Inc.* (a)	6,329	69,682
C&J Energy Services, Inc.*	13,507	253,662
Cactus, Inc., Class A*	7,694	257,441
CARBO Ceramics, Inc.* (a)	4,489	21,682
Covia Holdings Corp.* (a)	6,218	35,940
Dawson Geophysical Co.*	4,005	22,468
Diamond Offshore Drilling, Inc.* (a)	13,545	192,068
Dril-Quip, Inc.* (a)	7,428	316,136
Era Group, Inc.*	3,869	43,797
Exterran Corp.*	6,779	141,613
Forum Energy Technologies, Inc.*	16,973	152,078
Frank’s International NV*	15,493	110,000
FTS International, Inc.*	5,780	74,042
Gulfmark Offshore, Inc.*	711	23,954
Helix Energy Solutions Group, Inc.*	29,309	249,713
Independence Contract Drilling, Inc.*	7,999	32,076
ION Geophysical Corp.*	2,077	24,529
Keane Group, Inc.*	11,556	145,259
Key Energy Services, Inc.*	2,047	18,525
KLX Energy Services Holdings, Inc.*	4,189	121,020
Liberty Oilfield Services, Inc., Class A (a)	8,712	165,354
Mammoth Energy Services, Inc.	2,379	59,380
Matrix Service Co.*	5,585	113,543
McDermott International, Inc.*	36,499	282,137
Natural Gas Services Group, Inc.*	2,463	47,536
NCS Multistage Holdings, Inc.* (a)	2,087	23,583
Newpark Resources, Inc.*	18,347	150,629
Nine Energy Service, Inc.*	2,706	100,203
Noble Corp. plc*	51,405	258,053

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Ocean Rig UDW, Inc., Class A* (a)	11,381	$344,731
Oceaneering International, Inc.*	19,713	373,364
Oil States International, Inc.*	12,437	276,972
PHI, Inc. (Non-Voting)*	2,325	18,112
Pioneer Energy Services Corp.*	14,940	44,372
Profire Energy, Inc.*	4,581	10,445
ProPetro Holding Corp.*	14,785	260,955
Quintana Energy Services, Inc.*	1,159	7,406
RigNet, Inc.* (a)	2,650	45,315
Rowan Cos. plc, Class A*	26,570	422,729
SEACOR Holdings, Inc.*	3,557	170,700
SEACOR Marine Holdings, Inc.*	3,172	57,984
Select Energy Services, Inc., Class A*	9,588	91,661
Smart Sand, Inc.* (a)	4,279	11,853
Solaris Oilfield Infrastructure, Inc., Class A* (a)	5,676	74,923
Superior Energy Services, Inc.*	32,038	250,858
TETRA Technologies, Inc.*	24,423	72,536
Tidewater, Inc.*	5,002	134,304
Unit Corp.*	10,940	253,042
US Silica Holdings, Inc. (a)	16,317	228,438

		6,963,960

Entertainment 0.5%
AMC Entertainment Holdings, Inc., Class A	10,950	210,897
Eros International plc* (a)	7,512	74,970
Glu Mobile, Inc.*	23,283	164,145
IMAX Corp.*	10,877	210,579
Liberty Media Corp.-Liberty Braves, Class C*	7,504	194,354
Liberty Media Corp-Liberty Braves, Class A*	1,942	50,104
LiveXLive Media, Inc.*	740	2,190
Marcus Corp. (The)	3,996	155,924
Pandora Media, Inc.*	53,330	453,305
Reading International, Inc., Class A*	3,326	48,293
Rosetta Stone, Inc.*	3,871	80,478
World Wrestling Entertainment, Inc., Class A (a)	8,777	637,122

		2,282,361

Equity Real Estate Investment Trusts (REITs) 6.2%
Acadia Realty Trust	16,383	456,103
Agree Realty Corp.	6,286	359,999
Alexander & Baldwin, Inc.	14,348	280,360
Alexander’s, Inc.	457	143,960
American Assets Trust, Inc.	7,600	291,536
Americold Realty Trust	17,718	438,520
Armada Hoffler Properties, Inc.	10,358	155,163
Ashford Hospitality Trust, Inc.	18,175	93,601
Bluerock Residential Growth REIT, Inc.	5,413	51,261
Braemar Hotels & Resorts, Inc.	6,019	64,042
BRT Apartments Corp.	1,604	18,654
CareTrust REIT, Inc.	14,110	249,183
CatchMark Timber Trust, Inc., Class A	10,315	91,288
CBL & Associates Properties, Inc.	35,492	117,124
Cedar Realty Trust, Inc.	19,355	72,968
Chatham Lodging Trust	9,540	186,030
Chesapeake Lodging Trust	12,464	366,317

129

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
City Office REIT, Inc.	7,152	$78,815
Clipper Realty, Inc.	3,106	41,745
Community Healthcare Trust, Inc.	3,655	108,627
CoreCivic, Inc.	24,253	544,722
CorEnergy Infrastructure Trust, Inc.	2,602	94,010
CorePoint Lodging, Inc.	8,550	139,963
Cousins Properties, Inc.	86,368	717,718
DiamondRock Hospitality Co.	43,008	449,434
Easterly Government Properties, Inc.	11,875	215,769
EastGroup Properties, Inc.	7,213	690,933
Farmland Partners, Inc.	6,182	42,347
First Industrial Realty Trust, Inc.	25,711	789,328
Four Corners Property Trust, Inc.	13,658	356,201
Franklin Street Properties Corp.	22,013	153,210
Front Yard Residential Corp.	10,438	96,760
GEO Group, Inc. (The)	24,555	542,911
Getty Realty Corp.	6,788	182,122
Gladstone Commercial Corp.	5,806	110,256
Gladstone Land Corp.	2,536	31,725
Global Medical REIT, Inc.	3,564	32,646
Global Net Lease, Inc.	14,958	302,899
Government Properties Income Trust	18,442	162,843
Healthcare Realty Trust, Inc.	25,466	709,483
Hersha Hospitality Trust	7,567	132,877
Independence Realty Trust, Inc.	18,357	181,918
Industrial Logistics Properties Trust	4,430	95,644
InfraREIT, Inc.	9,257	194,582
Innovative Industrial Properties, Inc.	1,251	51,278
Investors Real Estate Trust	23,643	128,381
iStar, Inc.	12,884	135,282
Jernigan Capital, Inc.	3,828	74,914
Kite Realty Group Trust	17,500	277,200
LaSalle Hotel Properties	22,701	749,360
Lexington Realty Trust	42,786	332,447
LTC Properties, Inc.	7,970	340,877
Mack-Cali Realty Corp.	18,980	385,294
MedEquities Realty Trust, Inc.	5,639	46,635
Monmouth Real Estate Investment Corp.	15,886	237,655
National Health Investors, Inc.	8,527	626,393
National Storage Affiliates Trust	11,129	296,365
New Senior Investment Group, Inc.	16,239	92,887
NexPoint Residential Trust, Inc.	3,371	120,142
NorthStar Realty Europe Corp.	8,567	114,969
One Liberty Properties, Inc.	3,170	82,198
Pebblebrook Hotel Trust	13,778	464,456
Pennsylvania REIT	14,445	129,283
Physicians Realty Trust	37,410	620,258
Piedmont Office Realty Trust, Inc., Class A	26,007	468,646
PotlatchDeltic Corp.	12,532	454,285
Preferred Apartment Communities, Inc., Class A	8,229	138,659
PS Business Parks, Inc.	4,172	544,863
QTS Realty Trust, Inc., Class A	10,624	407,112
Ramco-Gershenson Properties Trust	16,692	221,670
Retail Opportunity Investments Corp.	23,355	410,814
Rexford Industrial Realty, Inc.	18,777	594,668
RLJ Lodging Trust	35,654	693,114
Ryman Hospitality Properties, Inc.	9,164	711,035
Sabra Health Care REIT, Inc.	36,515	790,550

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Safety Income & Growth, Inc.	1,546	$27,797
Saul Centers, Inc.	2,405	114,863
Select Income REIT	18,464	349,154
Seritage Growth Properties, Class A	6,733	255,989
Spirit MTA REIT	8,399	89,953
STAG Industrial, Inc.	21,481	568,387
Summit Hotel Properties, Inc.	21,659	249,512
Sunstone Hotel Investors, Inc.	47,188	682,810
Tanger Factory Outlet Centers, Inc.	18,700	416,262
Terreno Realty Corp.	11,847	443,433
Tier REIT, Inc.	10,583	229,334
UMH Properties, Inc.	6,678	95,696
Universal Health Realty Income Trust	2,720	174,352
Urban Edge Properties	22,396	458,894
Urstadt Biddle Properties, Inc., Class A	6,310	125,632
Washington Prime Group, Inc.	39,037	249,837
Washington REIT	15,913	443,495
Whitestone REIT	8,058	108,461
Xenia Hotels & Resorts, Inc.	23,067	474,027

		26,935,175

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	5,673	204,228
BJ’s Wholesale Club Holdings, Inc.*	14,558	322,460
Chefs’ Warehouse, Inc. (The)*	4,598	154,631
Ingles Markets, Inc., Class A	3,016	99,347
Natural Grocers by Vitamin Cottage, Inc.*	2,097	37,997
Performance Food Group Co.*	20,746	608,273
PriceSmart, Inc.	4,623	324,303
Rite Aid Corp.* (a)	219,284	263,141
Smart & Final Stores, Inc.*	4,475	22,599
SpartanNash Co.	7,426	132,554
United Natural Foods, Inc.*	10,504	228,252
Village Super Market, Inc., Class A	1,545	38,069
Weis Markets, Inc. (a)	2,067	95,392

		2,531,246

Food Products 1.1%
Alico, Inc.	571	18,900
B&G Foods, Inc. (a)	13,698	356,696
Calavo Growers, Inc. (a)	3,302	320,294
Cal-Maine Foods, Inc.	6,509	316,793
Darling Ingredients, Inc.*	33,328	688,557
Dean Foods Co.	19,196	153,376
Farmer Brothers Co.*	1,993	48,051
Fresh Del Monte Produce, Inc.	6,354	209,873
Freshpet, Inc.*	5,492	209,245
Hostess Brands, Inc.*	20,516	213,366
J&J Snack Foods Corp.	3,042	475,039
John B Sanfilippo & Son, Inc. (a)	1,810	114,139
Lancaster Colony Corp.	3,868	662,898
Landec Corp.*	5,289	72,406
Limoneira Co.	2,900	71,485
Sanderson Farms, Inc.	4,257	418,846
Seneca Foods Corp., Class A*	1,375	43,491
Simply Good Foods Co. (The)*	12,551	237,967
Tootsie Roll Industries, Inc. (a)	3,417	107,875

		4,739,297

130

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Gas Utilities 1.0%
Chesapeake Utilities Corp.	3,315	$263,377
New Jersey Resources Corp. (a)	17,927	808,508
Northwest Natural Holding Co.	5,878	380,835
ONE Gas, Inc.	10,735	847,099
RGC Resources, Inc.	1,336	37,916
South Jersey Industries, Inc. (a)	17,505	517,098
Southwest Gas Holdings, Inc.	10,086	779,345
Spire, Inc.	10,116	734,219

		4,368,397

Health Care Equipment & Supplies 3.6%
Accuray, Inc.*	18,286	82,104
AngioDynamics, Inc.*	7,581	154,880
Anika Therapeutics, Inc.*	3,046	108,925
Antares Pharma, Inc.*	30,721	91,856
AtriCure, Inc.*	6,999	222,638
Atrion Corp.	298	203,290
Avanos Medical, Inc.*	9,566	541,436
AxoGen, Inc.*	6,925	258,233
Cardiovascular Systems, Inc.*	6,779	190,151
Cerus Corp.*	26,935	180,465
CONMED Corp.	5,249	353,940
CryoLife, Inc.*	7,397	229,159
CryoPort, Inc.* (a)	4,873	54,090
Cutera, Inc.*	2,869	58,241
CytoSorbents Corp.*	6,622	66,220
ElectroCore LLC*	980	9,829
Endologix, Inc.*	16,075	19,612
FONAR Corp.*	1,216	30,084
GenMark Diagnostics, Inc.*	11,304	60,250
Glaukos Corp.*	6,880	398,627
Globus Medical, Inc., Class A*	14,923	788,681
Haemonetics Corp.*	10,647	1,112,292
Helius Medical Technologies, Inc.* (a)	3,625	37,120
Heska Corp.*	1,402	140,509
Inogen, Inc.*	3,609	684,158
Integer Holdings Corp.*	6,473	482,044
IntriCon Corp.*	1,576	66,003
Invacare Corp.	6,958	89,897
iRadimed Corp.*	697	17,397
iRhythm Technologies, Inc.*	4,940	381,664
K2M Group Holdings, Inc.*	8,659	237,083
Lantheus Holdings, Inc.*	7,975	111,411
LeMaitre Vascular, Inc.	3,181	84,933
LivaNova plc*	9,985	1,118,220
Meridian Bioscience, Inc.	8,833	143,183
Merit Medical Systems, Inc.*	10,902	622,722
Natus Medical, Inc.*	6,725	200,943
Neogen Corp.* (a)	10,331	627,298
Neuronetics, Inc.*	1,182	30,117
Nevro Corp.*	6,062	295,583
Novocure Ltd.*	15,258	505,650
NuVasive, Inc.*	10,505	590,066
Nuvectra Corp.*	2,724	54,507
NxStage Medical, Inc.*	13,132	372,686
OraSure Technologies, Inc.*	12,569	174,709
Orthofix Medical, Inc.*	3,650	221,993
OrthoPediatrics Corp.*	1,353	46,990
Oxford Immunotec Global plc*	4,952	76,310
Pulse Biosciences, Inc.* (a)	2,332	29,873

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Quidel Corp.*	7,010	$451,164
Rockwell Medical, Inc.* (a)	9,393	38,324
RTI Surgical, Inc.*	10,795	49,441
SeaSpine Holdings Corp.*	2,220	38,117
Senseonics Holdings, Inc.* (a)	16,980	62,996
Sientra, Inc.*	4,992	102,785
STAAR Surgical Co.*	8,960	359,386
Surmodics, Inc.*	2,697	171,071
Tactile Systems Technology, Inc.*	3,608	236,252
Tandem Diabetes Care, Inc.* (a)	10,431	392,310
TransEnterix, Inc.* (a)	32,441	106,082
Utah Medical Products, Inc.	673	58,672
Varex Imaging Corp.*	7,955	206,512
ViewRay, Inc.* (a)	12,164	105,219
Wright Medical Group NV* (a)	25,332	683,457

		15,719,860

Health Care Providers & Services 1.9%
AAC Holdings, Inc.*	2,764	15,230
Addus HomeCare Corp.*	1,839	120,455
Amedisys, Inc.*	5,446	599,060
American Renal Associates Holdings, Inc.*	2,574	49,652
AMN Healthcare Services, Inc.*	9,825	497,342
Apollo Medical Holdings, Inc.*	515	10,532
BioScrip, Inc.*	25,927	69,484
BioTelemetry, Inc.*	6,760	392,756
Brookdale Senior Living, Inc.*	39,005	348,315
Capital Senior Living Corp.*	4,792	43,128
Civitas Solutions, Inc.*	3,134	45,318
Community Health Systems, Inc.* (a)	16,621	52,522
CorVel Corp.*	1,822	105,603
Cross Country Healthcare, Inc.*	6,944	61,316
Diplomat Pharmacy, Inc.*	11,827	234,648
Ensign Group, Inc. (The)	10,262	380,104
Genesis Healthcare, Inc.*	11,340	17,464
HealthEquity, Inc.* (a)	11,079	1,017,052
LHC Group, Inc.*	5,969	545,746
LifePoint Health, Inc.*	7,397	479,769
Magellan Health, Inc.*	4,838	314,760
National HealthCare Corp.	2,575	204,790
National Research Corp.	2,403	91,434
Owens & Minor, Inc.	12,776	100,930
Patterson Cos., Inc.	16,581	374,399
PetIQ, Inc.*	2,332	73,831
Providence Service Corp. (The)*	2,370	156,633
Quorum Health Corp.*	5,549	22,085
R1 RCM, Inc.*	21,373	181,029
RadNet, Inc.*	8,554	126,599
Select Medical Holdings Corp.*	22,571	374,227
Surgery Partners, Inc.* (a)	3,686	50,093
Tenet Healthcare Corp.*	17,407	447,882
Tivity Health, Inc.*	8,366	287,874
Triple-S Management Corp., Class B*	4,643	79,674
US Physical Therapy, Inc.	2,604	279,982

		8,251,718

Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc.*	35,330	420,780
Castlight Health, Inc., Class B*	15,213	37,576

131

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Technology (continued)
Computer Programs & Systems, Inc. (a)	2,215	$55,375
Evolent Health, Inc., Class A* (a)	14,048	311,866
HealthStream, Inc.	5,479	144,152
HMS Holdings Corp.*	16,780	483,600
Inovalon Holdings, Inc., Class A* (a)	14,413	135,626
Inspire Medical Systems, Inc.* (a)	1,703	68,256
Medidata Solutions, Inc.* (a)	11,859	833,688
NantHealth, Inc.*	3,720	5,766
Omnicell, Inc.*	7,985	564,540
Simulations Plus, Inc.	2,632	53,193
Tabula Rasa HealthCare, Inc.*	3,596	265,672
Teladoc Health, Inc.*	13,702	950,097
Vocera Communications, Inc.*	6,104	211,870

		4,542,057

Hotels, Restaurants & Leisure 2.9%
BBX Capital Corp.	12,843	75,132
Belmond Ltd., Class A*	18,681	319,819
Biglari Holdings, Inc., Class A*	20	15,000
BJ’s Restaurants, Inc.	4,251	260,076
Bloomin’ Brands, Inc.	17,454	348,207
Bluegreen Vacations Corp.	1,442	18,890
Bojangles’, Inc.*	3,422	54,102
Boyd Gaming Corp.	17,305	459,621
Brinker International, Inc. (a)	9,144	396,392
Carrols Restaurant Group, Inc.*	7,335	96,529
Century Casinos, Inc.*	5,587	34,863
Cheesecake Factory, Inc. (The) (a)	8,656	418,431
Churchill Downs, Inc.	2,418	603,557
Chuy’s Holdings, Inc.*	3,593	87,561
Cracker Barrel Old Country Store, Inc. (a)	3,957	627,897
Dave & Buster’s Entertainment, Inc.	8,088	481,640
Del Frisco’s Restaurant Group, Inc.*	6,064	40,932
Del Taco Restaurants, Inc.*	6,451	70,316
Denny’s Corp.*	12,946	224,613
Dine Brands Global, Inc.	3,487	282,586
Drive Shack, Inc.*	12,158	64,924
El Pollo Loco Holdings, Inc.*	4,726	59,122
Eldorado Resorts, Inc.*	13,522	493,553
Empire Resorts, Inc.*	833	5,348
Fiesta Restaurant Group, Inc.*	5,029	129,799
Golden Entertainment, Inc.*	4,007	72,807
Habit Restaurants, Inc. (The), Class A*	3,946	50,114
International Speedway Corp., Class A	5,047	189,313
J Alexander’s Holdings, Inc.*	2,572	27,135
Jack in the Box, Inc.	5,556	438,535
Lindblad Expeditions Holdings, Inc.*	4,604	62,200
Marriott Vacations Worldwide Corp.	8,017	709,424
Monarch Casino & Resort, Inc.*	2,112	81,882
Nathan’s Famous, Inc.	557	41,714
Noodles & Co.*	3,418	32,232
OBH, Inc.*	200	28,500
Papa John’s International, Inc. (a)	4,448	242,594
Penn National Gaming, Inc.*	22,154	537,899
Planet Fitness, Inc., Class A*	18,137	890,345
PlayAGS, Inc.*	4,290	104,033
Potbelly Corp.*	4,497	52,525
RCI Hospitality Holdings, Inc.	1,784	46,705

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Red Lion Hotels Corp.*	3,249	$35,512
Red Robin Gourmet Burgers, Inc.*	2,785	84,107
Red Rock Resorts, Inc., Class A	14,622	338,353
Ruth’s Hospitality Group, Inc.	6,057	163,721
Scientific Games Corp.*	11,443	254,721
SeaWorld Entertainment, Inc.*	11,451	299,100
Shake Shack, Inc., Class A*	5,135	271,590
Sonic Corp.	7,037	304,561
Speedway Motorsports, Inc.	2,289	35,548
Texas Roadhouse, Inc. (a)	13,959	843,961
Town Sports International Holdings, Inc.*	2,817	21,635
Wingstop, Inc.	6,044	378,475
Zoe’s Kitchen, Inc.* (a)	3,729	47,433

		12,355,584

Household Durables 1.5%
Bassett Furniture Industries, Inc.	1,992	39,342
Beazer Homes USA, Inc.*	6,861	60,445
Cavco Industries, Inc.*	1,777	356,484
Century Communities, Inc.*	5,353	113,591
Ethan Allen Interiors, Inc.	4,041	77,345
Flexsteel Industries, Inc.	1,497	38,054
GoPro, Inc., Class A* (a)	24,206	159,033
Green Brick Partners, Inc.*	4,756	44,706
Hamilton Beach Brands Holding Co., Class A	1,266	29,396
Helen of Troy Ltd.*	5,445	675,833
Hooker Furniture Corp.	2,418	70,775
Hovnanian Enterprises, Inc., Class A*	24,148	35,256
Installed Building Products, Inc.*	4,582	139,568
iRobot Corp.* (a)	5,472	482,466
KB Home	17,882	357,104
La-Z-Boy, Inc.	9,733	270,577
LGI Homes, Inc.* (a)	3,840	164,314
Lifetime Brands, Inc.	2,733	28,287
Lovesac Co. (The)*	706	13,442
M/I Homes, Inc.*	5,782	139,751
MDC Holdings, Inc.	9,436	265,152
Meritage Homes Corp.*	8,084	301,129
New Home Co., Inc. (The)*	2,429	17,319
Purple Innovation, Inc.* (a)	1,078	7,492
Roku, Inc.* (a)	8,818	490,281
Skyline Champion Corp.	5,925	141,193
Sonos, Inc.* (a)	2,758	35,054
Taylor Morrison Home Corp., Class A*	21,724	359,315
TopBuild Corp.*	7,379	336,630
TRI Pointe Group, Inc.* (a)	31,460	374,374
Tupperware Brands Corp.	10,086	354,019
Turtle Beach Corp.* (a)	1,543	27,388
Universal Electronics, Inc.*	2,762	86,368
Vuzix Corp.* (a)	4,588	27,895
William Lyon Homes, Class A*	6,763	91,706
ZAGG, Inc.*	5,900	71,449

		6,282,533

Household Products 0.2%
Central Garden & Pet Co.*	2,034	66,065
Central Garden & Pet Co., Class A*	8,314	246,510

132

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Products (continued)
Oil-Dri Corp. of America	996	$30,806
WD-40 Co.	2,839	474,340

		817,721

Independent Power and Renewable Electricity Producers 0.3%
Atlantic Power Corp.*	22,617	49,757
Clearway Energy, Inc., Class A	7,187	139,572
Clearway Energy, Inc., Class C	14,605	286,404
Ormat Technologies, Inc.	8,299	424,660
Pattern Energy Group, Inc., Class A (a)	16,314	292,347
TerraForm Power, Inc., Class A	15,300	172,431

		1,365,171

Industrial Conglomerates 0.1%
Raven Industries, Inc.	7,505	326,317

Insurance 2.7%
Ambac Financial Group, Inc.*	8,444	173,778
American Equity Investment Life Holding Co.	18,360	573,199
AMERISAFE, Inc.	3,577	232,827
AmTrust Financial Services, Inc.	23,212	332,860
Argo Group International Holdings Ltd.	6,534	402,560
Citizens, Inc.* (a)	10,300	80,958
CNO Financial Group, Inc. (a)	34,216	646,682
Crawford & Co., Class B	2,379	21,911
Donegal Group, Inc., Class A	2,385	32,031
eHealth, Inc.*	3,996	137,303
EMC Insurance Group, Inc.	2,220	53,213
Employers Holdings, Inc.	6,326	290,743
Enstar Group Ltd.*	2,537	460,719
FBL Financial Group, Inc., Class A	2,073	142,996
FedNat Holding Co.	2,640	56,839
Genworth Financial, Inc., Class A*	105,489	451,493
Global Indemnity Ltd.	1,668	59,714
Goosehead Insurance, Inc., Class A* (a)	2,223	76,204
Greenlight Capital Re Ltd., Class A* (a)	4,982	57,741
Hallmark Financial Services, Inc.*	3,176	35,381
HCI Group, Inc.	1,535	67,033
Health Insurance Innovations, Inc., Class A*	2,747	134,328
Heritage Insurance Holdings, Inc. (a)	4,235	59,121
Horace Mann Educators Corp.	8,385	329,363
Independence Holding Co.	1,108	40,121
Investors Title Co.	252	45,864
James River Group Holdings Ltd.	5,110	196,735
Kemper Corp.	10,416	783,179
Kingstone Cos., Inc.	2,298	39,066
Kinsale Capital Group, Inc.	4,167	248,812
Maiden Holdings Ltd.	13,703	48,098
MBIA, Inc.* (a)	18,550	183,645
National General Holdings Corp.	13,055	363,712
National Western Life Group, Inc., Class A	454	122,253
Navigators Group, Inc. (The)	4,237	292,989
NI Holdings, Inc.*	1,958	30,623

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Primerica, Inc.	8,372	$918,743
ProAssurance Corp.	10,897	478,596
Protective Insurance Corp., Class B	2,407	55,481
RLI Corp.	8,055	595,506
Safety Insurance Group, Inc.	2,904	241,845
Selective Insurance Group, Inc.	11,920	773,012
State Auto Financial Corp.	3,717	118,163
Stewart Information Services Corp.	4,623	190,837
Third Point Reinsurance Ltd.*	16,069	177,723
Tiptree, Inc.	6,213	36,595
Trupanion, Inc.* (a)	5,041	127,336
United Fire Group, Inc.	3,722	200,355
United Insurance Holdings Corp.	4,614	90,988
Universal Insurance Holdings, Inc.	6,652	279,251

		11,588,525

Interactive Media & Services 0.6%
Care.com, Inc.*	3,818	67,197
Cargurus, Inc.*	10,237	454,728
Cars.com, Inc.* (a)	14,316	373,791
Liberty TripAdvisor Holdings, Inc., Class A*	15,124	218,088
Meet Group, Inc. (The)*	15,333	67,619
QuinStreet, Inc.*	7,766	123,479
Travelzoo*	947	7,263
TrueCar, Inc.*	19,132	217,722
XO Group, Inc.*	5,128	177,480
Yelp, Inc.*	16,605	711,026

		2,418,393

Internet & Direct Marketing Retail 0.9%
1-800-Flowers.com, Inc., Class A*	5,234	54,695
Duluth Holdings, Inc., Class B*	1,797	55,222
Etsy, Inc.*	24,505	1,041,953
Fluent, Inc.* (a)	5,234	12,666
Gaia, Inc.*	2,159	31,543
Groupon, Inc.*	92,080	301,102
Lands’ End, Inc.*	2,064	33,664
Leaf Group Ltd.*	2,944	25,760
Liberty Expedia Holdings, Inc., Class A*	11,039	479,313
Liquidity Services, Inc.*	5,004	29,724
Nutrisystem, Inc.	6,166	219,263
Overstock.com, Inc.* (a)	4,377	88,065
PetMed Express, Inc. (a)	4,169	116,482
Quotient Technology, Inc.*	16,658	214,388
Remark Holdings, Inc.*	5,370	12,190
Shutterfly, Inc.* (a)	6,870	343,500
Shutterstock, Inc.	3,930	160,658
Stamps.com, Inc.*	3,611	730,036

		3,950,224

IT Services 2.0%
Brightcove, Inc.*	6,658	53,397
CACI International, Inc., Class A*	5,041	899,617
Carbonite, Inc.*	6,276	214,702
Cardtronics plc, Class A*	8,257	224,260
Cass Information Systems, Inc.	2,525	166,902
ConvergeOne Holdings, Inc.	4,829	45,006
CSG Systems International, Inc.	6,963	244,401

133

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Endurance International Group Holdings, Inc.*	14,776	$145,839
Everi Holdings, Inc.*	13,797	99,338
EVERTEC, Inc.	12,716	331,633
Evo Payments, Inc., Class A* (a)	3,080	73,119
Exela Technologies, Inc.*	9,184	56,022
ExlService Holdings, Inc.*	6,806	436,265
GTT Communications, Inc.* (a)	8,667	311,145
Hackett Group, Inc. (The)	5,076	103,906
I3 Verticals, Inc., Class A*	1,286	27,636
Information Services Group, Inc.*	5,599	23,012
Internap Corp.*	3,964	33,971
Limelight Networks, Inc.*	23,254	93,714
LiveRamp Holdings, Inc.*	15,773	720,511
ManTech International Corp., Class A	5,508	315,498
MAXIMUS, Inc.	13,275	862,477
MoneyGram International, Inc.*	5,691	24,130
NIC, Inc.	13,502	179,712
Perficient, Inc.*	7,131	178,418
Perspecta, Inc.	29,385	719,639
PFSweb, Inc.*	2,956	20,958
Presidio, Inc.	6,385	85,559
PRGX Global, Inc.*	4,001	34,329
Science Applications International Corp.	8,645	600,914
ServiceSource International, Inc.*	15,069	20,042
Sykes Enterprises, Inc.*	8,287	254,162
Travelport Worldwide Ltd.	26,189	391,787
TTEC Holdings, Inc.	3,087	76,928
Tucows, Inc., Class A* (a)	1,914	96,045
Unisys Corp.* (a)	10,529	193,839
Virtusa Corp.*	5,861	290,647

		8,649,480

Leisure Products 0.4%
Acushnet Holdings Corp.	7,211	176,165
American Outdoor Brands Corp.*	10,607	145,104
Callaway Golf Co.	19,537	418,092
Clarus Corp.	4,046	39,651
Escalade, Inc.	2,020	23,634
Johnson Outdoors, Inc., Class A	1,037	78,096
Malibu Boats, Inc., Class A*	4,256	171,091
Marine Products Corp.	1,347	27,438
MCBC Holdings, Inc.*	3,948	117,177
Nautilus, Inc.*	5,922	72,426
Sturm Ruger & Co., Inc. (a)	3,528	209,528
Vista Outdoor, Inc.*	11,893	148,662

		1,627,064

Life Sciences Tools & Services 0.5%
Accelerate Diagnostics, Inc.* (a)	5,496	82,110
Cambrex Corp.*	6,864	365,783
ChromaDex Corp.* (a)	7,528	26,197
Codexis, Inc.*	10,662	166,007
Enzo Biochem, Inc.*	8,115	26,942
Fluidigm Corp.*	5,257	37,850
Harvard Bioscience, Inc.*	7,947	31,470
Luminex Corp.	8,633	248,371
Medpace Holdings, Inc.*	4,412	229,865
NanoString Technologies, Inc.*	5,451	84,000

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services (continued)
NeoGenomics, Inc.*	12,683	$233,875
Pacific Biosciences of California, Inc.*	25,501	113,480
Quanterix Corp.*	1,609	28,174
Syneos Health, Inc.*	12,634	576,489

		2,250,613

Machinery 3.6%
Actuant Corp., Class A	12,715	303,253
Alamo Group, Inc.	2,014	172,640
Albany International Corp., Class A	5,981	418,550
Altra Industrial Motion Corp.	12,320	397,566
American Railcar Industries, Inc. (a)	1,622	113,394
Astec Industries, Inc.	4,776	179,625
Barnes Group, Inc.	9,799	554,623
Blue Bird Corp.*	2,869	53,392
Briggs & Stratton Corp.	8,689	126,251
Chart Industries, Inc.*	6,400	435,520
CIRCOR International, Inc.	3,276	106,503
Columbus McKinnon Corp.	4,593	168,701
Commercial Vehicle Group, Inc.*	6,122	40,956
DMC Global, Inc.	3,012	116,113
Douglas Dynamics, Inc.	4,630	200,896
Eastern Co. (The)	1,106	31,300
Energy Recovery, Inc.* (a)	7,102	53,265
EnPro Industries, Inc.	4,346	270,321
ESCO Technologies, Inc.	5,281	323,303
Evoqua Water Technologies Corp.*	15,766	151,354
Federal Signal Corp.	12,374	272,104
Franklin Electric Co., Inc.	9,036	383,307
FreightCar America, Inc.*	2,380	34,034
Gencor Industries, Inc.*	1,627	18,515
Global Brass & Copper Holdings, Inc.	4,505	142,448
Gorman-Rupp Co. (The)	3,726	128,547
Graham Corp.	1,867	45,947
Greenbrier Cos., Inc. (The)	6,597	313,028
Harsco Corp.*	16,735	459,710
Hillenbrand, Inc.	12,703	608,474
Hurco Cos., Inc.	1,202	48,970
Hyster-Yale Materials Handling, Inc.	2,205	133,292
John Bean Technologies Corp.	6,400	665,408
Kadant, Inc.	2,277	224,740
Kennametal, Inc.	16,441	582,834
LB Foster Co., Class A*	1,980	35,996
Lindsay Corp.	2,247	214,858
Lydall, Inc.*	3,559	106,307
Manitex International, Inc.*	2,784	23,775
Manitowoc Co., Inc. (The)*	7,415	135,546
Meritor, Inc.*	16,716	284,005
Milacron Holdings Corp.*	14,487	202,818
Miller Industries, Inc.	2,172	52,497
Mueller Industries, Inc.	11,845	288,426
Mueller Water Products, Inc., Class A	32,306	331,460
Navistar International Corp.*	10,271	343,976
NN, Inc.	5,848	67,837
Omega Flex, Inc.	574	34,727
Park-Ohio Holdings Corp.	1,734	57,361
Proto Labs, Inc.*	5,520	659,364
RBC Bearings, Inc.*	4,918	726,290
REV Group, Inc. (a)	5,983	65,275
Rexnord Corp.*	21,164	567,407

134

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Spartan Motors, Inc.	7,330	$49,331
SPX Corp.*	9,017	264,378
SPX FLOW, Inc.*	8,343	285,581
Standex International Corp.	2,498	202,638
Sun Hydraulics Corp.	5,966	276,822
Tennant Co.	3,718	227,244
Titan International, Inc.	11,014	77,759
TriMas Corp.*	9,604	282,838
Twin Disc, Inc.*	1,671	31,966
Wabash National Corp.	11,989	181,034
Watts Water Technologies, Inc., Class A	5,484	384,154
Woodward, Inc.	10,989	809,230

		15,549,784

Marine 0.1%
Costamare, Inc.	9,854	52,226
Eagle Bulk Shipping, Inc.*	9,196	45,888
Genco Shipping & Trading Ltd.*	1,768	19,484
Matson, Inc.	8,829	309,721
Safe Bulkers, Inc.*	9,650	24,415
Scorpio Bulkers, Inc.	11,492	73,089

		524,823

Media 1.3%
Beasley Broadcast Group, Inc., Class A	652	4,349
Boston Omaha Corp., Class A*	978	27,071
Cardlytics, Inc.*	1,156	24,461
Central European Media Enterprises Ltd., Class A* (a)	18,729	63,304
Clear Channel Outdoor Holdings, Inc., Class A	7,279	42,364
Daily Journal Corp.*	218	51,675
Emerald Expositions Events, Inc.	4,876	71,287
Entercom Communications Corp., Class A (a)	26,722	173,426
Entravision Communications Corp., Class A	12,962	64,032
EW Scripps Co. (The), Class A	9,697	163,104
Gannett Co., Inc.	23,621	229,124
Gray Television, Inc.*	16,632	287,900
Hemisphere Media Group, Inc.*	3,584	48,276
Liberty Latin America Ltd., Class A*	9,073	163,133
Liberty Latin America Ltd., Class C*	23,649	425,918
Loral Space & Communications, Inc.*	2,754	122,994
MDC Partners, Inc., Class A*	11,143	27,523
Meredith Corp. (a)	8,227	424,184
MSG Networks, Inc., Class A*	11,901	304,071
National CineMedia, Inc.	16,221	145,178
New Media Investment Group, Inc.	12,413	174,403
New York Times Co. (The), Class A	26,721	705,434
Nexstar Media Group, Inc., Class A (a)	9,093	680,975
Saga Communications, Inc., Class A	711	24,913
Scholastic Corp.	5,871	254,684
Sinclair Broadcast Group, Inc., Class A	15,032	430,516
TechTarget, Inc.*	4,231	85,974
TEGNA, Inc.	43,929	506,941
Tribune Publishing Co.*	3,414	51,517
WideOpenWest, Inc.*	6,018	58,615

		5,837,346

Common Stocks (continued)

	Shares	Value

Metals & Mining 1.2%
AK Steel Holding Corp.* (a)	65,672	$242,986
Allegheny Technologies, Inc.*	25,450	658,901
Carpenter Technology Corp.	9,434	411,417
Century Aluminum Co.*	10,602	84,180
Cleveland-Cliffs, Inc.* (a)	60,774	653,928
Coeur Mining, Inc.*	38,671	184,847
Commercial Metals Co.	23,158	441,391
Compass Minerals International, Inc.	7,090	343,936
Gold Resource Corp.	10,268	44,460
Haynes International, Inc.	2,674	77,439
Hecla Mining Co.	94,816	227,558
Kaiser Aluminum Corp.	3,397	323,972
Materion Corp.	4,179	237,493
Olympic Steel, Inc.	1,794	33,835
Ramaco Resources, Inc.*	1,581	11,778
Ryerson Holding Corp.*	2,996	27,503
Schnitzer Steel Industries, Inc., Class A	5,544	149,134
SunCoke Energy, Inc.*	13,613	152,466
Synalloy Corp.*	1,583	29,270
Tahoe Resources, Inc.*	64,715	153,375
TimkenSteel Corp.* (a)	8,537	99,285
Universal Stainless & Alloy Products, Inc.*	1,879	36,904
Warrior Met Coal, Inc.	8,596	240,688
Worthington Industries, Inc.	8,490	355,561

		5,222,307

Mortgage Real Estate Investment Trusts (REITs) 1.1%
AG Mortgage Investment Trust, Inc.	6,238	107,917
Anworth Mortgage Asset Corp.	20,985	91,495
Apollo Commercial Real Estate Finance, Inc.	25,757	481,913
Arbor Realty Trust, Inc.	7,997	96,604
Ares Commercial Real Estate Corp.	5,253	76,011
ARMOUR Residential REIT, Inc.	8,853	192,818
Blackstone Mortgage Trust, Inc., Class A	23,853	804,800
Capstead Mortgage Corp.	19,352	132,755
Cherry Hill Mortgage Investment Corp.	2,837	50,811
Colony Credit Real Estate, Inc.	17,587	375,307
Dynex Capital, Inc.	11,878	68,774
Exantas Capital Corp.	5,874	66,611
Granite Point Mortgage Trust, Inc.	8,924	166,076
Great Ajax Corp.	3,173	41,376
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,675	221,506
Invesco Mortgage Capital, Inc.	23,712	357,577
KKR Real Estate Finance Trust, Inc.	3,800	76,304
Ladder Capital Corp.	17,101	287,981
New York Mortgage Trust, Inc.	26,068	160,058
Orchid Island Capital, Inc.	10,915	71,384
PennyMac Mortgage Investment Trust	12,307	237,648
Ready Capital Corp.	3,486	53,405
Redwood Trust, Inc.	16,907	277,613
TPG RE Finance Trust, Inc.	7,049	139,711
Western Asset Mortgage Capital Corp.	7,866	78,424

		4,714,879

135

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Multiline Retail 0.4%
Big Lots, Inc. (a)	8,032	$333,489
Dillard’s, Inc., Class A (a)	2,459	173,163
JC Penney Co., Inc.* (a)	67,005	98,497
Ollie’s Bargain Outlet Holdings, Inc.*	10,197	947,301

		1,552,450

Multi-Utilities 0.5%
Avista Corp.	13,383	688,154
Black Hills Corp.	10,958	652,001
NorthWestern Corp.	10,403	611,280
Unitil Corp.	2,910	138,254

		2,089,689

Oil, Gas & Consumable Fuels 2.8%
Abraxas Petroleum Corp.*	34,589	63,644
Adams Resources & Energy, Inc.	486	19,707
Alta Mesa Resources, Inc., Class A* (a)	20,685	65,158
Amyris, Inc.*	6,657	49,595
Approach Resources, Inc.* (a)	8,485	14,170
Arch Coal, Inc., Class A	3,672	352,145
Ardmore Shipping Corp.*	6,631	42,836
Berry Petroleum Corp.	2,812	39,368
Bonanza Creek Energy, Inc.*	4,016	103,412
California Resources Corp.*	9,405	294,753
Callon Petroleum Co.*	46,870	467,294
Carrizo Oil & Gas, Inc.*	17,679	321,935
Clean Energy Fuels Corp.*	29,999	66,298
Cloud Peak Energy, Inc.*	14,513	24,817
CONSOL Energy, Inc.*	5,846	232,905
CVR Energy, Inc.	3,377	145,211
Delek US Holdings, Inc.	16,962	622,845
Denbury Resources, Inc.*	94,141	324,786
DHT Holdings, Inc.	18,644	93,779
Dorian LPG Ltd.*	5,545	44,083
Earthstone Energy, Inc., Class A*	4,345	35,759
Eclipse Resources Corp.*	17,266	19,683
Energy Fuels, Inc.* (a)	18,401	62,011
EP Energy Corp., Class A* (a)	9,026	16,247
Evolution Petroleum Corp.	5,052	52,036
Frontline Ltd.* (a)	16,817	120,242
GasLog Ltd.	8,536	174,647
Golar LNG Ltd.	19,695	527,432
Goodrich Petroleum Corp.*	1,588	23,931
Green Plains, Inc.	8,276	141,023
Gulfport Energy Corp.*	36,433	331,905
Halcon Resources Corp.* (a)	28,065	93,176
Hallador Energy Co.	3,633	23,832
HighPoint Resources Corp.*	23,106	85,954
International Seaways, Inc.*	4,676	100,581
Isramco, Inc.*	139	15,130
Jagged Peak Energy, Inc.* (a)	13,407	165,174
Laredo Petroleum, Inc.*	32,693	171,311
Lilis Energy, Inc.*	8,449	22,812
Matador Resources Co.* (a)	21,399	617,147
Midstates Petroleum Co., Inc.*	2,919	21,046
NACCO Industries, Inc., Class A	801	27,667
NextDecade Corp.*	1,479	7,676
Nordic American Tankers Ltd.	28,392	73,535
Northern Oil and Gas, Inc.*	38,862	114,254
Oasis Petroleum, Inc.*	54,663	549,910

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Overseas Shipholding Group, Inc., Class A*	11,138	$34,973
Panhandle Oil and Gas, Inc., Class A	3,125	55,594
Par Pacific Holdings, Inc.*	6,205	109,704
PDC Energy, Inc.*	13,364	567,302
Peabody Energy Corp.	16,002	567,271
Penn Virginia Corp.*	2,584	177,728
Petrocorp, Inc.* (b)(c)(d)	1,500	0
Renewable Energy Group, Inc.*	7,788	242,051
Resolute Energy Corp.* (a)	4,597	127,935
REX American Resources Corp.*	1,147	85,073
Ring Energy, Inc.*	11,992	85,503
Sanchez Energy Corp.* (a)	13,767	22,853
SandRidge Energy, Inc.*	6,093	54,532
Scorpio Tankers, Inc. (a)	62,236	111,402
SemGroup Corp., Class A	16,540	305,825
Ship Finance International Ltd. (a)	17,481	218,512
SilverBow Resources, Inc.*	1,393	36,580
Southwestern Energy Co.*	119,660	638,984
SRC Energy, Inc.*	50,418	356,959
Talos Energy, Inc.*	4,090	106,585
Teekay Corp. (a)	14,763	97,879
Teekay Tankers Ltd., Class A (a)	39,830	44,211
Tellurian, Inc.* (a)	16,970	135,760
Ultra Petroleum Corp.* (a)	31,455	37,746
Uranium Energy Corp.* (a)	32,535	43,272
W&T Offshore, Inc.*	19,990	134,733
WildHorse Resource Development Corp.* (a)	5,788	122,763
World Fuel Services Corp.	13,982	447,424
Zion Oil & Gas, Inc.* (a)	10,289	11,524

		11,963,540

Paper & Forest Products 0.6%
Boise Cascade Co.	8,110	249,707
Clearwater Paper Corp.*	3,471	83,790
KapStone Paper and Packaging Corp.	17,873	625,555
Louisiana-Pacific Corp.	29,535	642,977
Neenah, Inc.	3,293	264,955
PH Glatfelter Co.	9,063	162,228
Schweitzer-Mauduit International, Inc. (a)	6,438	205,501
Verso Corp., Class A*	7,160	201,267

		2,435,980

Personal Products 0.4%
Edgewell Personal Care Co.*	10,899	522,934
elf Beauty, Inc.* (a)	4,506	47,809
Inter Parfums, Inc.	3,625	213,839
Medifast, Inc.	2,431	514,594
Natural Health Trends Corp. (a)	1,513	34,405
Nature’s Sunshine Products, Inc.*	1,944	17,204
Revlon, Inc., Class A* (a)	1,606	33,726
USANA Health Sciences, Inc.*	2,637	308,582

		1,693,093

Pharmaceuticals 2.1%
Aclaris Therapeutics, Inc.*	5,267	62,625
Aerie Pharmaceuticals, Inc.*	7,423	394,755
Akcea Therapeutics, Inc.* (a)	2,509	56,001

136

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Akorn, Inc.*	19,474	$129,892
Amneal Pharmaceuticals, Inc.* (a)	18,085	333,668
Amphastar Pharmaceuticals, Inc.*	7,107	127,571
Ampio Pharmaceuticals, Inc.*	15,493	7,127
ANI Pharmaceuticals, Inc.*	1,733	84,103
Aquestive Therapeutics, Inc.*	879	13,299
Aratana Therapeutics, Inc.*	9,933	59,002
Assembly Biosciences, Inc.*	4,199	96,073
Assertio Therapeutics, Inc.*	12,632	61,328
Clearside Biomedical, Inc.*	5,498	29,799
Collegium Pharmaceutical, Inc.* (a)	6,342	101,789
Corcept Therapeutics, Inc.* (a)	20,366	239,301
Corium International, Inc.*	5,244	66,337
Cymabay Therapeutics, Inc.*	12,325	130,029
Dermira, Inc.*	7,639	95,869
Dova Pharmaceuticals, Inc.* (a)	2,312	42,911
Durect Corp.*	30,763	30,763
Eloxx Pharmaceuticals, Inc.*	4,215	50,706
Endo International plc*	45,727	774,615
Endocyte, Inc.*	13,556	320,599
Evolus, Inc.*	1,769	26,217
Horizon Pharma plc*	33,668	613,094
Innovate Biopharmaceuticals, Inc.* (a)	3,622	15,249
Innoviva, Inc.*	14,472	202,029
Intersect ENT, Inc.*	6,179	173,383
Intra-Cellular Therapies, Inc.*	9,359	158,916
Kala Pharmaceuticals, Inc.*	2,604	18,879
Lannett Co., Inc.* (a)	5,566	20,372
Liquidia Technologies, Inc.*	835	13,677
Mallinckrodt plc*	17,137	429,453
Marinus Pharmaceuticals, Inc.* (a)	7,126	33,350
Medicines Co. (The)* (a)	13,933	324,082
Melinta Therapeutics, Inc.*	7,023	18,471
Menlo Therapeutics, Inc.*	2,483	15,146
MyoKardia, Inc.*	6,954	368,145
Neos Therapeutics, Inc.*	4,838	15,143
Ocular Therapeutix, Inc.*	6,847	33,961
Odonate Therapeutics, Inc.*	1,421	20,605
Omeros Corp.* (a)	9,569	146,119
Optinose, Inc.*	4,198	44,415
Pacira Pharmaceuticals, Inc.*	8,314	406,471
Paratek Pharmaceuticals, Inc.* (a)	6,223	46,361
Phibro Animal Health Corp., Class A	4,186	179,663
Prestige Consumer Healthcare, Inc.* (a)	10,525	380,584
Reata Pharmaceuticals, Inc., Class A*	3,818	224,995
resTORbio, Inc.* (a)	1,940	21,456
Revance Therapeutics, Inc.*	6,904	150,300
scPharmaceuticals, Inc.*	1,107	4,738
Sienna Biopharmaceuticals, Inc.*	3,366	31,068
SIGA Technologies, Inc.* (a)	11,305	54,603
Supernus Pharmaceuticals, Inc.*	10,208	485,492
Teligent, Inc.* (a)	8,044	25,821
Tetraphase Pharmaceuticals, Inc.*	9,644	19,770
TherapeuticsMD, Inc.* (a)	37,480	183,277
Theravance Biopharma, Inc.* (a)	8,968	217,653
Tricida, Inc.* (a)	2,337	63,099
Verrica Pharmaceuticals, Inc.*	916	12,091
WaVe Life Sciences Ltd.* (a)	3,677	171,679
Xeris Pharmaceuticals, Inc.*	1,277	27,992

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Zogenix, Inc.*	8,616	$359,804
Zomedica Pharmaceuticals Corp.*	5,637	9,696

		9,075,481

Professional Services 1.4%
Acacia Research Corp.*	9,740	31,947
ASGN, Inc.*	10,381	696,358
Barrett Business Services, Inc.	1,534	96,519
BG Staffing, Inc.	1,931	49,897
CBIZ, Inc.*	10,706	237,459
CRA International, Inc.	1,720	72,498
Exponent, Inc.	10,498	529,729
Forrester Research, Inc.	2,183	87,931
Franklin Covey Co.*	1,898	42,401
FTI Consulting, Inc.*	7,808	539,611
GP Strategies Corp.*	2,457	35,897
Heidrick & Struggles International, Inc.	3,884	134,037
Huron Consulting Group, Inc.*	4,610	251,199
ICF International, Inc.	3,753	276,371
InnerWorkings, Inc.*	9,056	65,113
Insperity, Inc.	7,846	861,883
Kelly Services, Inc., Class A	6,523	153,225
Kforce, Inc.	4,809	148,213
Korn/Ferry International	11,756	530,666
Mistras Group, Inc.*	3,402	67,700
Navigant Consulting, Inc.	9,352	202,003
Resources Connection, Inc.	6,319	103,126
TriNet Group, Inc.*	9,079	426,622
TrueBlue, Inc.*	7,911	184,564
WageWorks, Inc.*	8,295	330,224
Willdan Group, Inc.*	1,510	45,602

		6,200,795

Real Estate Management & Development 0.5%
Altisource Portfolio Solutions SA* (a)	2,103	53,059
American Realty Investors, Inc.*	559	8,480
Consolidated-Tomoka Land Co.	762	44,135
Cushman & Wakefield plc* (a)	9,624	156,486
Essential Properties Realty Trust, Inc.	6,655	90,508
Forestar Group, Inc.*	2,050	36,900
FRP Holdings, Inc.*	1,433	69,458
Griffin Industrial Realty, Inc.	206	7,235
HFF, Inc., Class A	7,818	287,312
Kennedy-Wilson Holdings, Inc.	25,557	485,072
Marcus & Millichap, Inc.*	4,113	142,803
Maui Land & Pineapple Co., Inc.*	1,484	16,725
Newmark Group, Inc., Class A	4,549	44,307
RE/MAX Holdings, Inc., Class A	3,732	139,539
Redfin Corp.* (a)	16,216	250,537
RMR Group, Inc. (The), Class A	1,485	112,682
St Joe Co. (The)*	6,878	104,477
Stratus Properties, Inc.*	1,171	33,783
Tejon Ranch Co.*	4,102	77,938
Transcontinental Realty Investors, Inc.*	381	12,988
Trinity Place Holdings, Inc.*	2,860	15,272

		2,189,696

137

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail 0.5%
ArcBest Corp.	5,351	$198,629
Avis Budget Group, Inc.* (a)	13,614	382,826
Covenant Transportation Group, Inc., Class A*	2,656	66,480
Daseke, Inc.*	7,998	48,628
Heartland Express, Inc.	9,238	179,864
Hertz Global Holdings, Inc.* (a)	11,433	157,204
Marten Transport Ltd.	8,221	158,336
PAM Transportation Services, Inc.*	430	25,207
Saia, Inc.*	5,121	321,906
Universal Logistics Holdings, Inc.	1,665	45,238
US Xpress Enterprises, Inc., Class A*	3,838	36,960
USA Truck, Inc.*	1,547	30,429
Werner Enterprises, Inc.	9,695	312,082
YRC Worldwide, Inc.*	6,465	53,401

		2,017,190

Semiconductors & Semiconductor Equipment 2.3%
ACM Research, Inc., Class A*	1,572	15,013
Adesto Technologies Corp.*	5,858	23,373
Advanced Energy Industries, Inc.*	7,761	333,956
Alpha & Omega Semiconductor Ltd.*	3,909	36,236
Ambarella, Inc.* (a)	6,761	235,148
Amkor Technology, Inc.*	21,400	153,010
Aquantia Corp.* (a)	4,143	39,607
Axcelis Technologies, Inc.*	6,860	118,404
AXT, Inc.*	7,283	47,995
Brooks Automation, Inc.	14,442	448,135
Cabot Microelectronics Corp.	5,293	516,703
CEVA, Inc.*	4,673	115,143
Cirrus Logic, Inc.* (a)	12,312	460,961
Cohu, Inc.	8,202	170,602
Cree, Inc.* (a)	20,478	794,956
Diodes, Inc.*	8,245	248,916
Entegris, Inc.	28,890	766,741
FormFactor, Inc.*	15,255	186,721
Ichor Holdings Ltd.* (a)	4,728	83,922
Impinj, Inc.* (a)	3,243	63,563
Inphi Corp.* (a)	9,041	289,312
Integrated Device Technology, Inc.*	26,619	1,246,035
Kopin Corp.*	12,041	26,851
Lattice Semiconductor Corp.*	24,298	146,031
MACOM Technology Solutions Holdings, Inc.*	9,448	132,933
MaxLinear, Inc.*	13,010	252,524
Nanometrics, Inc.*	4,714	151,131
NeoPhotonics Corp.* (a)	7,477	59,816
NVE Corp.	1,020	86,394
PDF Solutions, Inc.*	5,456	43,648
Photronics, Inc.*	14,069	137,032
Power Integrations, Inc.	5,973	336,399
Rambus, Inc.*	22,158	192,996
Rudolph Technologies, Inc.*	6,564	136,466
Semtech Corp.*	13,301	597,747
Silicon Laboratories, Inc.*	8,768	714,855
SMART Global Holdings, Inc.* (a)	1,993	55,824
SunPower Corp.* (a)	13,075	78,581
Synaptics, Inc.*	7,221	271,076
Ultra Clean Holdings, Inc.*	7,710	81,109

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments, Inc.*	10,431	$99,199
Xperi Corp.	10,238	133,094

		10,128,158

Software 4.7%
8x8, Inc.*	18,915	325,149
A10 Networks, Inc.*	9,780	56,822
ACI Worldwide, Inc.*	23,499	589,590
Agilysys, Inc.*	2,918	47,476
Alarm.com Holdings, Inc.*	6,416	285,384
Altair Engineering, Inc., Class A*	6,136	234,027
Alteryx, Inc., Class A* (a)	6,060	321,119
Amber Road, Inc.*	4,820	42,898
American Software, Inc., Class A	5,925	68,197
Appfolio, Inc., Class A*	3,069	175,240
Apptio, Inc., Class A*	7,004	181,404
Asure Software, Inc.*	1,933	21,534
Avalara, Inc.* (a)	1,756	58,861
Avaya Holdings Corp.*	21,835	358,531
Benefitfocus, Inc.* (a)	4,527	160,844
Blackbaud, Inc.	9,911	710,817
Blackline, Inc.*	7,388	342,655
Bottomline Technologies DE, Inc.*	8,363	557,310
Box, Inc., Class A*	25,363	456,534
Carbon Black, Inc.*	1,564	25,759
ChannelAdvisor Corp.*	5,695	65,948
Cision Ltd.*	10,872	160,797
Cloudera, Inc.*	21,576	296,886
CommVault Systems, Inc.*	7,997	465,585
Cornerstone OnDemand, Inc.*	11,125	547,906
Coupa Software, Inc.*	10,872	704,832
Digimarc Corp.* (a)	2,292	57,598
Ebix, Inc. (a)	5,016	287,467
eGain Corp.*	3,445	25,734
Ellie Mae, Inc.*	6,979	462,568
Envestnet, Inc.* (a)	9,198	478,480
Everbridge, Inc.*	5,447	276,871
Five9, Inc.*	11,799	464,409
ForeScout Technologies, Inc.*	6,011	165,543
Fusion Connect, Inc.*	4,082	10,164
Hortonworks, Inc.*	14,296	255,327
HubSpot, Inc.*	7,453	1,010,999
Imperva, Inc.*	7,290	403,502
Instructure, Inc.*	6,515	243,270
j2 Global, Inc.	9,608	699,847
LivePerson, Inc.*	11,749	265,527
Majesco*	1,486	10,967
MicroStrategy, Inc., Class A*	1,989	250,554
MINDBODY, Inc., Class A*	8,937	284,554
Mitek Systems, Inc.*	7,162	65,676
MobileIron, Inc.*	13,901	67,211
Model N, Inc.*	5,162	79,288
Monotype Imaging Holdings, Inc.	8,736	153,142
New Relic, Inc.*	9,077	810,122
NextGen Healthcare Information Systems LLC*	11,074	163,563
OneSpan, Inc.*	6,721	98,631
Park City Group, Inc.*	2,522	21,765
Paylocity Holding Corp.*	6,055	398,358
Progress Software Corp.	9,461	304,077

138

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software (continued)
PROS Holdings, Inc.*	6,270	$206,408
Q2 Holdings, Inc.*	7,620	405,613
QAD, Inc., Class A	2,150	91,225
Qualys, Inc.*	6,866	489,134
Rapid7, Inc.*	7,517	272,416
Rimini Street, Inc.* (a)	1,686	12,055
SailPoint Technologies Holding, Inc.*	10,904	283,940
SecureWorks Corp., Class A*	1,967	32,436
SendGrid, Inc.* (a)	5,898	214,215
ShotSpotter, Inc.*	1,412	54,616
SPS Commerce, Inc.*	3,520	327,677
Telaria, Inc.*	8,528	24,987
Telenav, Inc.*	5,643	24,039
Tenable Holdings, Inc.* (a)	2,625	74,760
TiVo Corp.	24,262	266,882
Trade Desk, Inc. (The), Class A*	6,677	824,943
Upland Software, Inc.*	3,339	105,312
Varonis Systems, Inc.*	5,775	352,679
Verint Systems, Inc.*	13,020	594,623
Veritone, Inc.*	1,400	9,660
VirnetX Holding Corp.* (a)	9,922	32,743
Workiva, Inc.*	5,759	196,324
Yext, Inc.*	16,882	324,472
Zix Corp.*	10,560	71,174
Zscaler, Inc.* (a)	2,937	106,584

		20,476,236

Specialty Retail 3.0%
Aaron’s, Inc.	14,171	667,879
Abercrombie & Fitch Co., Class A	14,155	278,854
American Eagle Outfitters, Inc. (a)	32,912	758,951
America’s Car-Mart, Inc.*	1,222	91,528
Asbury Automotive Group, Inc.*	3,907	254,346
Ascena Retail Group, Inc.* (a)	36,435	140,275
At Home Group, Inc.*	8,938	244,365
Barnes & Noble Education, Inc.*	7,485	42,739
Barnes & Noble, Inc.	11,638	73,669
Bed Bath & Beyond, Inc. (a)	27,260	374,552
Big 5 Sporting Goods Corp. (a)	3,893	13,664
Boot Barn Holdings, Inc.*	5,546	136,875
Buckle, Inc. (The) (a)	6,033	123,073
Caleres, Inc.	8,756	299,455
Camping World Holdings, Inc., Class A (a)	6,841	117,323
Carvana Co.* (a)	6,647	257,571
Cato Corp. (The), Class A	4,444	85,680
Chico’s FAS, Inc.	26,673	204,582
Children’s Place, Inc. (The)	3,333	497,950
Citi Trends, Inc.	2,606	66,010
Conn’s, Inc.* (a)	4,139	114,981
Container Store Group, Inc. (The)* (a)	3,530	20,862
DSW, Inc., Class A	14,319	380,170
Express, Inc.*	15,331	135,066
Five Below, Inc.*	11,217	1,276,719
Francesca’s Holdings Corp.*	7,235	21,994
GameStop Corp., Class A (a)	21,021	306,907
Genesco, Inc.*	4,049	173,257
GNC Holdings, Inc., Class A* (a)	16,088	59,204
Group 1 Automotive, Inc.	3,824	220,798
Guess?, Inc.	11,991	254,689

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Haverty Furniture Cos., Inc.	3,681	$74,651
Hibbett Sports, Inc.* (a)	3,953	69,059
Hudson Ltd., Class A*	8,324	175,969
J. Jill, Inc.*	3,103	15,670
Kirkland’s, Inc.*	3,551	35,901
Lithia Motors, Inc., Class A	4,517	402,374
Lumber Liquidators Holdings, Inc.* (a)	6,042	72,262
MarineMax, Inc.*	5,197	118,284
Monro, Inc.	6,639	493,942
Murphy USA, Inc.*	6,097	491,601
National Vision Holdings, Inc.*	10,130	419,686
New York & Co., Inc.*	5,614	22,231
Office Depot, Inc.	115,915	296,742
Party City Holdco, Inc.* (a)	10,894	114,060
Pier 1 Imports, Inc.	15,653	24,888
Rent-A-Center, Inc.*	8,965	127,751
RH* (a)	4,010	463,997
Sally Beauty Holdings, Inc.* (a)	24,623	438,536
Shoe Carnival, Inc. (a)	2,245	91,439
Signet Jewelers Ltd.	12,077	676,916
Sleep Number Corp.*	6,941	252,444
Sonic Automotive, Inc., Class A	4,934	89,404
Sportsman’s Warehouse Holdings, Inc.*	7,099	35,708
Tailored Brands, Inc. (a)	10,343	217,306
Tile Shop Holdings, Inc.	7,781	50,577
Tilly’s, Inc., Class A	3,120	55,349
Winmark Corp.	492	75,616
Zumiez, Inc.*	3,922	91,226

		13,187,577

Technology Hardware, Storage & Peripherals 0.3%
3D Systems Corp.* (a)	22,722	274,482
Avid Technology, Inc.*	6,386	33,846
Cray, Inc.*	8,445	191,617
Diebold Nixdorf, Inc. (a)	14,999	58,496
Eastman Kodak Co.* (a)	3,192	7,788
Electronics For Imaging, Inc.*	9,273	282,363
Immersion Corp.*	5,014	50,190
Stratasys Ltd.* (a)	10,577	201,598
USA Technologies, Inc.*	12,089	70,116

		1,170,496

Textiles, Apparel & Luxury Goods 0.8%
Crocs, Inc.*	14,077	289,141
Culp, Inc.	2,164	50,096
Deckers Outdoor Corp.*	6,163	783,749
Fossil Group, Inc.* (a)	9,491	206,050
G-III Apparel Group Ltd.*	9,043	360,454
Movado Group, Inc.	3,278	126,236
Oxford Industries, Inc.	3,497	311,163
Rocky Brands, Inc.	1,345	38,628
Steven Madden Ltd.	17,793	556,387
Superior Group of Cos., Inc.	1,664	28,937
Unifi, Inc.*	3,312	75,812
Vera Bradley, Inc.*	4,563	60,186
Wolverine World Wide, Inc.	18,893	664,467

		3,551,306

139

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance 2.1%
Axos Financial, Inc.*	12,347	$374,855
BankFinancial Corp.	2,849	40,228
Beneficial Bancorp, Inc.	14,459	225,994
Bridgewater Bancshares, Inc.*	1,019	11,311
BSB Bancorp, Inc.*	1,649	47,491
Capitol Federal Financial, Inc.	26,398	327,599
Columbia Financial, Inc.* (a)	10,625	160,225
Dime Community Bancshares, Inc.	6,856	110,519
Entegra Financial Corp.*	1,344	30,495
ESSA Bancorp, Inc.	1,763	28,472
Essent Group Ltd.*	19,698	776,495
Federal Agricultural Mortgage Corp., Class C	1,934	135,071
First Defiance Financial Corp.	4,208	114,542
Flagstar Bancorp, Inc.*	6,196	190,775
FS Bancorp, Inc.	602	27,174
Greene County Bancorp, Inc.	720	23,090
Hingham Institution for Savings	254	51,714
Home Bancorp, Inc.	1,730	68,750
HomeStreet, Inc.*	4,973	129,199
Impac Mortgage Holdings, Inc.*	2,349	12,191
Kearny Financial Corp.	19,272	249,380
LendingTree, Inc.*	1,625	327,746
Luther Burbank Corp.	4,266	41,252
Malvern Bancorp, Inc.*	1,272	25,834
Merchants Bancorp	3,518	80,914
Meridian Bancorp, Inc.	10,188	161,378
Meta Financial Group, Inc.	5,859	147,881
MGIC Investment Corp.*	74,522	909,914
Mr. Cooper Group, Inc.*	5,265	76,290
NMI Holdings, Inc., Class A*	12,990	274,609
Northfield Bancorp, Inc.	9,497	125,075
Northwest Bancshares, Inc.	18,879	304,707
OceanFirst Financial Corp.	9,952	251,985
Ocwen Financial Corp.*	25,215	88,253
OP Bancorp*	2,234	23,189
Oritani Financial Corp.	8,876	129,678
PCSB Financial Corp.	3,539	66,250
PDL Community Bancorp*	1,626	22,292
PennyMac Financial Services, Inc., Class A	4,107	82,099
Provident Bancorp, Inc.*	883	22,102
Provident Financial Services, Inc.	12,422	303,097
Prudential Bancorp, Inc.	1,586	28,500
Radian Group, Inc.	44,308	850,271
Riverview Bancorp, Inc.	4,192	35,506
SI Financial Group, Inc.	1,949	25,805
Southern Missouri Bancorp, Inc.	1,584	53,333
Sterling Bancorp, Inc.	4,527	46,854
Territorial Bancorp, Inc.	1,511	41,160
Timberland Bancorp, Inc.	1,503	43,617
TrustCo Bank Corp.	18,149	135,936
United Community Financial Corp.	9,704	88,792
United Financial Bancorp, Inc.	10,723	165,670
Walker & Dunlop, Inc.	5,760	241,690
Washington Federal, Inc. (a)	17,115	481,958
Waterstone Financial, Inc.	5,549	90,671
Western New England Bancorp, Inc.	5,497	55,190
WSFS Financial Corp.	6,322	268,875

		9,253,943

Common Stocks (continued)

	Shares	Value

Tobacco 0.2%
22nd Century Group, Inc.* (a)	22,769	$55,101
Pyxus International, Inc.* (a)	1,648	39,123
Turning Point Brands, Inc.	1,528	62,801
Universal Corp.	5,144	349,072
Vector Group Ltd.	21,550	291,356

		797,453

Trading Companies & Distributors 1.2%
Aircastle Ltd.	10,715	208,192
Applied Industrial Technologies, Inc.	7,747	509,210
Beacon Roofing Supply, Inc.*	13,825	385,856
BlueLinx Holdings, Inc.*	1,747	41,142
BMC Stock Holdings, Inc.*	14,049	235,180
CAI International, Inc.*	3,350	83,449
DXP Enterprises, Inc.*	3,321	105,541
EnviroStar, Inc.	836	34,736
Foundation Building Materials, Inc.*	2,897	27,608
GATX Corp.	7,614	570,517
General Finance Corp.*	1,864	24,232
GMS, Inc.*	6,789	111,611
H&E Equipment Services, Inc.	6,645	160,078
Herc Holdings, Inc.*	5,005	160,460
Kaman Corp.	5,742	364,732
Lawson Products, Inc.*	1,470	48,598
MRC Global, Inc.*	17,515	277,263
Nexeo Solutions, Inc.*	6,386	66,734
NOW, Inc.*	22,473	288,553
Rush Enterprises, Inc., Class A	6,147	217,542
Rush Enterprises, Inc., Class B	1,083	39,053
SiteOne Landscape Supply, Inc.* (a)	8,145	554,186
Systemax, Inc.	2,497	80,678
Textainer Group Holdings Ltd.*	5,939	69,665
Titan Machinery, Inc.*	3,631	51,742
Triton International Ltd.	10,906	350,846
Veritiv Corp.*	2,442	81,416
Willis Lease Finance Corp.*	664	22,988

		5,171,808

Water Utilities 0.4%
American States Water Co. (a)	7,413	453,824
AquaVenture Holdings Ltd.*	2,266	37,955
Artesian Resources Corp., Class A	1,551	56,751
Cadiz, Inc.* (a)	4,191	46,604
California Water Service Group	10,036	421,512
Connecticut Water Service, Inc.	2,509	173,422
Consolidated Water Co. Ltd.	2,913	35,830
Global Water Resources, Inc.	2,654	29,566
Middlesex Water Co.	3,324	149,580
Pure Cycle Corp.*	3,155	31,834
SJW Group	3,585	217,717
York Water Co. (The)	2,523	78,566

		1,733,161

Wireless Telecommunication Services 0.2%
Boingo Wireless, Inc.*	8,443	264,519
Gogo, Inc.* (a)	11,139	63,715
NII Holdings, Inc.* (a)	18,968	117,981
Shenandoah Telecommunications Co.	9,725	369,745
Spok Holdings, Inc.	3,906	54,762

		870,722

Total Common Stocks (cost $368,403,639)		413,284,821

140

Statement of Investments (Continued)

October 31, 2018

Nationwide Small Cap Index Fund (Continued)

Rights 0.0%†

	Number of Rights	Value

Food Products 0.0%†
Schuman, Inc., CVR* (c)	5,162	$9,859

Total Rights (cost $—)		9,859

Short-Term Investment 0.8%

	Shares

Money Market Fund 0.8%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (e)(f)	3,468,980	3,468,980

Total Short-Term Investment (cost $3,468,980)		3,468,980

Repurchase Agreement 6.7%

	Principal Amount

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $28,956,255, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $29,542,376. (f)(g)	$28,954,494	28,954,494

Total Repurchase Agreement (cost $28,954,494)		28,954,494

Total Investments (cost $400,827,113) — 103.1%		445,718,154

Liabilities in excess of other assets — (3.1)%		(13,438,846)

NET ASSETS — 100.0%		$432,279,308

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $48,418,972, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $3,468,980 and $28,954,494, respectively, and by $17,396,808 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $49,820,282.

(b)	Illiquid security as deemed by the procedures approved by the Board of Trustees (unaudited).

(c)	Fair valued security.

(d)	Value determined using significant unobservable inputs.

(e)	Represents 7-day effective yield as of October 31, 2018.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $32,423,474.

(g)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2018

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	248	12/2018	USD	18,747,560	(2,012,487)

					(2,012,487)

At October 31, 2018, the Fund had $878,600 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

141

Statement of Assets and Liabilities

October 31, 2018

Nationwide Small Cap Index Fund
Assets:
Investment securities, at value* (cost $371,872,619)	$416,763,660
Repurchase agreement, at value (cost $28,954,494)	28,954,494
Cash	17,895,156
Deposits with broker for futures contracts	878,600
Interest and dividends receivable	206,395
Security lending income receivable	43,501
Receivable for capital shares issued	665,110
Reimbursement from investment adviser (Note 3)	4,981
Prepaid expenses	22,736

Total Assets	465,434,633

Liabilities:
Payable for capital shares redeemed	367,223
Payable for variation margin on futures contracts	2,194
Payable upon return of securities loaned (Note 2)	32,423,474
Accrued expenses and other payables:
Investment advisory fees	64,600
Fund administration fees	31,272
Distribution fees	59,412
Administrative servicing fees	39,558
Accounting and transfer agent fees	9,247
Trustee fees	1,509
Custodian fees	3,994
Compliance program costs (Note 3)	319
Professional fees	27,800
Printing fees	12,922
Other	111,801

Total Liabilities	33,155,325

Net Assets	$432,279,308

Represented by:
Capital	$294,280,755
Total distributable earnings (loss)	137,998,553

Net Assets	$432,279,308

Net Assets:
Class A Shares	$217,456,536
Class C Shares	7,241,746
Class R Shares	11,586,526
Class R6 Shares	188,960,819
Institutional Service Class Shares	7,033,681

Total	$432,279,308

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,007,284
Class C Shares	563,298
Class R Shares	863,129
Class R6 Shares	13,625,218
Institutional Service Class Shares	507,744

Total	31,566,673

142

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Small Cap Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.58
Class C Shares (b)	$12.86
Class R Shares	$13.42
Class R6 Shares	$13.87
Institutional Service Class Shares	$13.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.41

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $48,418,972 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

143

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$6,252,113
Income from securities lending (Note 2)	822,462
Interest income	148,863
Foreign tax withholding	(1,157)

Total Income	7,222,281

EXPENSES:
Investment advisory fees	945,581
Fund administration fees	193,086
Distribution fees Class A	497,375
Distribution fees Class C	95,738
Distribution fees Class R	49,324
Administrative servicing fees Class A	327,811
Administrative servicing fees Class C	9,574
Administrative servicing fees Class R	21,818
Administrative servicing fees Institutional Service Class	7,091
Registration and filing fees	67,969
Professional fees	53,461
Printing fees	23,958
Trustee fees	15,816
Custodian fees	18,387
Accounting and transfer agent fees	33,739
Compliance program costs (Note 3)	1,938
Index licensing fee	145,812
Other	18,542

Total expenses before fees waived and expenses reimbursed	2,527,020

Investment advisory fees waived (Note 3)	(99,526)
Expenses reimbursed by adviser (Note 3)	(24,556)

Net Expenses	2,402,938

NET INVESTMENT INCOME	4,819,343

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	104,201,771
Expiration or closing of futures contracts (Note 2)	1,323,770

Net realized gains	105,525,541

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(103,375,031)
Futures contracts (Note 2)	(2,001,050)

Net change in unrealized appreciation/depreciation	(105,376,081)

Net realized/unrealized gains	149,460

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,968,803

The accompanying notes are an integral part of these financial statements.

144

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$4,819,343	$6,343,049
Net realized gains	105,525,541	92,685,421
Net change in unrealized appreciation/depreciation	(105,376,081)	55,635,761

Change in net assets resulting from operations	4,968,803	154,664,231

Distributions to Shareholders From:
Distributable earnings:
Class A	(28,976,981)	(9,926,735	)(a)
Class C	(1,568,834)	(362,826	)(a)
Class R	(1,236,594)	(162,945	)(a)
Class R6 (b)	(62,596,996)	(35,049,736	)(a)
Institutional Service Class	(61,847)	(915	)(a)(c)

Change in net assets from shareholder distributions	(94,441,252)	(45,503,157)

Change in net assets from capital transactions	(62,662,594)	(156,672,573)

Change in net assets	(152,135,043)	(47,511,499)

Net Assets:
Beginning of year	584,414,351	631,925,850

End of year	$432,279,308	$584,414,351	(d)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$113,964,245	$46,829,878
Dividends reinvested	28,090,123	9,643,253
Cost of shares redeemed	(50,620,595)	(50,452,536)

Total Class A Shares	91,433,773	6,020,595

Class C Shares
Proceeds from shares issued	1,732,131	4,647,292
Dividends reinvested	1,547,034	337,688
Cost of shares redeemed	(4,398,357)	(1,227,335)

Total Class C Shares	(1,119,192)	3,757,645

Class R Shares
Proceeds from shares issued	9,339,722	8,077,321
Dividends reinvested	948,690	138,371
Cost of shares redeemed	(4,759,089)	(3,109,029)

Total Class R Shares	5,529,323	5,106,663

Class R6 Shares (b)
Proceeds from shares issued	15,968,620	65,382,358
Dividends reinvested	62,596,744	35,049,736
Cost of shares redeemed	(244,428,631)	(272,295,585)

Total Class R6 Shares	(165,863,267)	(171,863,491)

Institutional Service Class Shares
Proceeds from shares issued	10,883,942	319,933	(c)
Dividends reinvested	61,847	915	(c)
Cost of shares redeemed	(3,589,020)	(14,833	)(c)

Total Institutional Service Class Shares	7,356,769	306,015	(c)

Change in net assets from capital transactions	$(62,662,594)	$(156,672,573)

145

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	7,494,313	3,206,675
Reinvested	2,021,974	675,121
Redeemed	(3,451,641)	(3,436,389)

Total Class A Shares	6,064,646	445,407

Class C Shares
Issued	123,841	333,465
Reinvested	117,467	24,631
Redeemed	(319,809)	(87,526)

Total Class C Shares	(78,501)	270,570

Class R Shares
Issued	645,430	553,596
Reinvested	69,089	9,767
Redeemed	(328,234)	(212,511)

Total Class R Shares	386,285	350,852

Class R6 Shares (b)
Issued	1,067,142	4,408,904
Reinvested	4,417,950	2,411,477
Redeemed	(17,377,269)	(18,253,110)

Total Class R6 Shares	(11,892,177)	(11,432,729)

Institutional Service Class Shares
Issued	714,989	20,472	(c)
Reinvested	4,294	62	(c)
Redeemed	(231,101)	(972	)(c)

Total Institutional Service Class Shares	488,182	19,562	(c)

Total change in shares	(5,031,565)	(10,346,338)

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $1,270,675, $29,820, $21,984, $5,750,334 and $342 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively and net realized gains of $8,656,060, $333,006, $140,961, $29,299,402 and $573 for Class A, Class C, Class R, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.

(d)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $1,799,218.

The accompanying notes are an integral part of these financial statements.

146

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$15.79	0.11	0.14	0.25	(0.12)	(2.34)	(2.46)	$13.58	1.30%		$217,456,536	0.70%	0.72%	0.72%	26.86%
Year Ended October 31, 2017	$13.30	0.11	3.39	3.50	(0.13)	(0.88)	(1.01)	$15.79	27.12%		$157,040,938	0.66%	0.75%	0.69%	14.65%
Year Ended October 31, 2016	$14.42	0.14	0.31	0.45	(0.12)	(1.45)	(1.57)	$13.30	3.72%		$126,320,711	0.67%	1.06%	0.68%	15.86%
Year Ended October 31, 2015	$15.67	0.13	(0.17)	(0.04)	(0.15)	(1.06)	(1.21)	$14.42	(0.09%	)	$129,815,756	0.67%	0.88%	0.67%	14.31%
Year Ended October 31, 2014	$15.54	0.12	1.02	1.14	(0.11)	(0.90)	(1.01)	$15.67	7.60%		$144,918,229	0.67%	0.75%	0.67%	18.71%

Class C Shares
Year Ended October 31, 2018	$15.10	0.01	0.15	0.16	(0.06)	(2.34)	(2.40)	$12.86	0.68%		$7,241,746	1.38%	0.06%	1.41%	26.86%
Year Ended October 31, 2017	$12.80	0.01	3.25	3.26	(0.08)	(0.88)	(0.96)	$15.10	26.23%		$9,693,505	1.36%	0.04%	1.39%	14.65%
Year Ended October 31, 2016	$13.96	0.04	0.30	0.34	(0.05)	(1.45)	(1.50)	$12.80	3.01%		$4,750,997	1.37%	0.35%	1.38%	15.86%
Year Ended October 31, 2015	$15.22	0.03	(0.17)	(0.14)	(0.06)	(1.06)	(1.12)	$13.96	(0.76%	)	$4,086,067	1.36%	0.18%	1.36%	14.31%
Year Ended October 31, 2014	$15.14	0.01	1.00	1.01	(0.03)	(0.90)	(0.93)	$15.22	6.90%		$3,111,509	1.34%	0.08%	1.34%	18.71%

Class R Shares (g)
Year Ended October 31, 2018	$15.64	0.06	0.15	0.21	(0.09)	(2.34)	(2.43)	$13.42	0.99%		$11,586,526	1.00%	0.42%	1.03%	26.86%
Year Ended October 31, 2017	$13.19	0.08	3.37	3.45	(0.12)	(0.88)	(1.00)	$15.64	26.93%		$7,458,631	0.86%	0.52%	0.89%	14.65%
Year Ended October 31, 2016	$14.32	0.12	0.30	0.42	(0.10)	(1.45)	(1.55)	$13.19	3.54%		$1,661,800	0.82%	0.91%	0.83%	15.86%
Year Ended October 31, 2015	$15.58	0.12	(0.18)	(0.06)	(0.14)	(1.06)	(1.20)	$14.32	(0.18%	)	$1,156,739	0.77%	0.77%	0.77%	14.31%
Year Ended October 31, 2014	$15.46	0.08	1.04	1.12	(0.10)	(0.90)	(1.00)	$15.58	7.47%		$1,029,664	0.76%	0.51%	0.76%	18.71%

Class R6 Shares (h)
Year Ended October 31, 2018	$16.06	0.18	0.15	0.33	(0.18)	(2.34)	(2.52)	$13.87	1.79%		$188,960,819	0.28%	1.19%	0.30%	26.86%
Year Ended October 31, 2017	$13.51	0.18	3.44	3.62	(0.19)	(0.88)	(1.07)	$16.06	27.63%		$409,907,127	0.26%	1.18%	0.29%	14.65%
Year Ended October 31, 2016	$14.62	0.19	0.32	0.51	(0.17)	(1.45)	(1.62)	$13.51	4.15%		$499,192,342	0.27%	1.46%	0.28%	15.86%
Year Ended October 31, 2015	$15.87	0.20	(0.18)	0.02	(0.21)	(1.06)	(1.27)	$14.62	0.32%		$586,284,737	0.27%	1.29%	0.27%	14.31%
Year Ended October 31, 2014	$15.75	0.18	1.04	1.22	(0.20)	(0.90)	(1.10)	$15.87	8.04%		$673,112,196	0.27%	1.15%	0.27%	18.71%

Institutional Service Class Shares
Year Ended October 31, 2018	$16.06	0.13	0.16	0.29	(0.16)	(2.34)	(2.50)	$13.85	1.49%		$7,033,681	0.50%	0.86%	0.53%	26.86%
Period Ended October 31, 2017 (i)	$15.36	0.14	1.61	1.75	(0.17)	(0.88)	(1.05)	$16.06	12.15%		$314,150	0.45%	1.00%	0.49%	14.65%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

147

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the annual period ended October 31, 2018, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 8.22% (at NAV) versus 9.03% for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the return for the Fund’s closest Morningstar® peer category, Technology (consisting of 207 funds as of October 31, 2018), was 4.71% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The reporting period began with Federal Reserve (“Fed”) Chair Janet Yellen submitting her resignation in late November. President Trump nominated Jerome Powell, who officially took over in February 2018, as her replacement. The Fed raised the target federal funds rate three times during the course of the reporting period from a range of 1.00%–1.50% to 1.75%–2.00%, supported by a strong jobs market, high consumer confidence and reasonably strong real gross domestic product (GDP) growth rates. At the close of 2017, the Republican-led Congress and Administration passed the $1.5 trillion Tax Cuts and Jobs Act — the largest overhaul of the U.S. tax system since 1986. Many of the tax changes took effect in January 2018. The tax bill was friendly to corporations, lowering their top tax rate from 35% to 21% and, for individuals, it broadened the standard deduction, marginally cut rates, and slightly reduced itemized deductions.

President Trump declared tariffs on solar panels and washing machines in January 2018, on steel and aluminum in the beginning of March 2018, and then closed the first quarter with an announcement that he would set tariffs on Chinese goods. The tariff announcements, coupled with higher interest rates, created apprehension and volatility in the equity markets but was offset by improving economic growth and lower taxes. Consumer confidence and business optimism remained high, but consumers appeared to initially be saving a larger share of their tax breaks and slight income gains after taking on more credit over recent years.

Spending by consumers strengthened in the second half of the reporting period, as wage and job growth and security seemed to matter far more than the escalating tariffs. Business optimism also remained elevated and, while concerns over tariffs had begun to hinder certain segments of the economy, the effects were mixed and didn’t appear to have significantly harmed the aggregate economy. The initial estimate of third quarter GDP indicated a 3.5% rate of growth. Equity markets advanced convincingly in the third quarter of 2018 despite apprehensions over the trade tariffs. The positive results for the quarter reflected favorable corporate fundamentals, rising confidence, supportive tax policy, and accelerating economic growth.

October was a disappointing month for equities, with many indexes giving up a large portion of their year-to-date gains. Concerns over corporate earnings, Fed policy, U.S. mid-term elections, trade, China, Saudi Arabia, dollar strength, Brexit, and a slowdown in global growth led the Fund to close the reporting period on a down note, but with a positive return.

U.S. equities performance for the reporting period saw a steady upward trend punctuated by sharp corrections in February and October. Over the period, performance favored growth-oriented strategies over value styles. Large-capitalization stocks demonstrating higher returns on capital, solid price momentum and upgrades from analysts produced relatively strong performance, while smaller-capitalization stocks with favorable valuation characteristics consistently underperformed.

The Fund invests in companies whose products and services provide technological solutions and products for a growing global economy. This type of growth through innovation differentiates it from other companies that grow through expanding market share or achieving competitive advantage through more conventional approaches. As a result, the Fund carries no exposure to the Consumer Staples, Financials, Real Estate or Utilities sectors, and has very little representation in the Consumer Discretionary and Materials sectors.

148

Fund Commentary (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

The Fund had an average of 58% of its holdings in the Information Technology sector during the fiscal year, which has been attractive to investors due to the sector’s prospects for future earnings increases in an environment of slow to moderate economic growth. Information Technology also still appears to be priced attractively relative to other sectors in the market. The Fund also provides diversification through exposure to other sectors, such as Health Care and Energy, which utilize important technology to achieve growth.

The Fund’s largest industry exposure within the Information Technology sector, is an 18.7% allocation to Software companies. Holdings in digital media provider Adobe Systems and open-source software provider Red Hat, Inc. appreciated 40.3% and 42.1%, respectively, and were among the top contributors to the Fund’s total return.

The Fund’s 15.3% allocation to the Semiconductor & Semiconductor Equipment industry is its second largest industry representation and was the largest detractor from the Fund’s total return. The 17 companies in the industry generally realized negative performance, led by a position in Lam Research, a producer of semiconductor processing equipment used in the fabrication of integrated circuits worldwide that fell over investor concerns about tariffs, rate increases and the possibility of a prolonged downturn.

The Fund’s weighting to the Information Technology Services industry contributed positively to performance despite disappointing results from an investment in International Business Machines Corporation (IBM), which fell as the company struggles to convince investors it can consistently grow new sources of revenue as its legacy business fades.

Within the Technology Hardware, Storage & Peripherals industry, the Fund’s allocation detracted from performance, led by Western Digital Corporation’s fall as investors worry that future revenue growth will not be able to keep up with historical trends.

Beyond traditional Information Technology, Fund holdings are diversified across numerous sectors and industries, with 18.6% of its assets invested across five industries and among eighteen companies within the Healthcare sector. These investments outside of the “traditional” Information Technology sector have provided an effective diversification feature that has lowered the historical volatility of the Fund relative to its peers. The Fund’s allocation to the Healthcare sector added to its performance, led higher by positions in the Life Science Tools & Services industry. A holding in gene sequencing provider Illumina, Inc. rose on strong revenue and earnings growth and contributed to the Fund’s total return.

The Fund had 11.5% of its total assets invested across three stocks in the Aerospace & Defense industry. The Fund’s investment in Boeing Co. was the largest individual holding in the Fund. Boeing stock appreciated on favorable earnings and reports of strong backlogs for its planes.

The Fund carried an allocation to the Communication Services sector over its fiscal year and its performance was a drag on the Fund’s results, led by a position in SINA Corporation, which fell during the reporting period.

The Fund carried a 3.9% allocation to the Consumer Discretionary sector over its fiscal year, with the largest position being a holding of the Chinese online and mobile commerce company operator Alibaba Group Holding Ltd. that detracted from the Fund’s performance.

The Fund provides exposure to the stocks of 100 companies that seek innovative growth through the development and deployment of technology in their product and services. The Technology sector still carries reasonable valuations relative to the broad market, while displaying the potential for higher relative growth in both future revenues and earnings. We believe that companies providing technological solutions that improve standards of living and increase productivity should benefit from any pick up in the global economy and increased capital spending by companies over the coming year.

149

Fund Commentary (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

The Fund does not use derivatives.

We appreciate your investment in the Nationwide Ziegler NYSE Arca Tech 100 Index Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov, CFA and Donald J. Nesbitt, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Nationwide Funds. This Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. (“ARCA”). ARCA makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

150

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Asset Allocation†

Common Stocks	98.7%
Repurchase Agreement	2.5%
Exchange Traded Fund	0.7%
Short-Term Investment	0.3%
Liabilities in excess of other assets	(2.2)%
100.0%

Top Industries††

Software	18.5%
Semiconductors & Semiconductor Equipment	12.7%
Aerospace & Defense	11.6%
IT Services	10.8%
Biotechnology	6.4%
Communications Equipment	6.4%
Life Sciences Tools & Services	6.4%
Technology Hardware, Storage & Peripherals	4.6%
Health Care Equipment & Supplies	3.0%
Interactive Media & Services	2.3%
Other Industries*	17.3%
100.0%

Top Holdings††

Boeing Co. (The)	3.7%
Illumina, Inc.	3.3%
Biogen, Inc.	3.2%
Lockheed Martin Corp.	3.1%
Adobe, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.5%
Apple, Inc.	2.3%
Intuit, Inc.	2.2%
NVIDIA Corp.	2.2%
Mastercard, Inc., Class A	2.1%
Other Holdings*	72.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2018.

††	Percentages indicated are based upon total investments as of October 31, 2018.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

151

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(For periods ended October 31, 2018)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	8.22%	13.91%	16.75%
	w/SC3	1.99%	12.57%	16.09%
Class C1	w/o SC2	7.44%	13.08%	15.97%
	w/SC4	6.44%	N/A	N/A
Class R6[5,6]		8.59%	14.31%	13.98%	[7]
Institutional Service Class[1,5,8]		8.47%	14.17%	17.02%
NYSE Arca Tech 100 Index®		9.03%	14.94%	18.00%
CPI		2.52%	1.60%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.81%
Class C	1.54%
Class R6	0.44%
Institutional Service Class	0.57%

^	Current effective prospectus dated June 27, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

152

Fund Performance (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® and the Consumer Price Index (CPI) over the 10-year period ended 10/31/18. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark NYSE Arca Tech 100 Index Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

153

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2018) and continued to hold your shares at the end of the reporting period (October 31, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2018 through October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2018 through October 31, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund October 31, 2018			Beginning Account Value ($) 5/1/18	Ending Account Value ($) 10/31/18	Expenses Paid During Period ($) 5/1/18 - 10/31/18	Expense Ratio During Period (%) 5/1/18 - 10/31/18
Class A Shares	Actual	(a)	1,000.00	1,019.80	3.72	0.73
	Hypothetical	(a)(b)	1,000.00	1,021.53	3.72	0.73
Class C Shares	Actual	(a)	1,000.00	1,016.10	7.37	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.90	7.38	1.45
Class R6 Shares	Actual	(a)	1,000.00	1,021.60	1.94	0.38
	Hypothetical	(a)(b)	1,000.00	1,023.29	1.94	0.38
Institutional Service Class Shares	Actual	(a)	1,000.00	1,021.10	2.45	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.79	2.45	0.48

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2018 through October 31, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

154

Statement of Investments

October 31, 2018

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 98.6%

	Shares	Value

Aerospace & Defense 11.8%
Boeing Co. (The)	61,098	$21,681,236
Harris Corp.	61,098	9,085,884
Lockheed Martin Corp.	61,098	17,953,647
Raytheon Co.	61,098	10,694,594
United Technologies Corp.	61,098	7,588,983

		67,004,344

Biotechnology 6.6%
Amgen, Inc.	61,098	11,779,083
Biogen, Inc.*	61,098	18,590,288
Gilead Sciences, Inc.	61,098	4,165,662
Myriad Genetics, Inc.* (a)	61,098	2,751,243

		37,286,276

Chemicals 0.6%
DowDuPont, Inc.	61,098	3,294,404

Communications Equipment 6.6%
ARRIS International plc*	61,098	1,519,507
Ciena Corp.*	61,098	1,909,924
Cisco Systems, Inc.	61,098	2,795,234
F5 Networks, Inc.*	61,098	10,709,257
InterDigital, Inc.	61,098	4,334,903
Juniper Networks, Inc.	61,098	1,788,338
Motorola Solutions, Inc.	61,098	7,488,171
Nokia OYJ, ADR-FI (a)	61,098	343,371
Ubiquiti Networks, Inc. (a)	61,098	5,687,613
Viavi Solutions, Inc.*	61,098	704,460

		37,280,778

Diversified Telecommunication Services 0.3%
AT&T, Inc.	61,098	1,874,487

Electronic Equipment, Instruments & Components 1.9%
Amphenol Corp., Class A	61,098	5,468,271
Corning, Inc.	61,098	1,952,081
FLIR Systems, Inc.	61,098	2,829,449
LG Display Co. Ltd., ADR-KR (a)	61,098	448,459
Resideo Technologies, Inc.*	1	21

		10,698,281

Energy Equipment & Services 1.3%
Halliburton Co.	61,098	2,118,879
National Oilwell Varco, Inc.	61,098	2,248,406
Schlumberger Ltd.	61,098	3,134,938

		7,502,223

Entertainment 0.7%
Activision Blizzard, Inc.	61,098	4,218,817

Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	61,098	3,819,236
Boston Scientific Corp.*	61,098	2,208,082
Danaher Corp.	61,098	6,073,141
Medtronic plc	61,098	5,487,822

		17,588,281

Health Care Technology 1.7%
Medidata Solutions, Inc.* (a)	61,098	4,295,190
Veeva Systems, Inc., Class A*	61,098	5,581,302

		9,876,492

Common Stocks (continued)

	Shares	Value

Household Durables 1.7%
Garmin Ltd.	61,098	$4,042,244
GoPro, Inc., Class A* (a)	61,098	401,414
iRobot Corp.* (a)	61,098	5,387,010

		9,830,668

Industrial Conglomerates 1.6%
Honeywell International, Inc.	61,098	8,848,212

Interactive Media & Services 2.3%
Facebook, Inc., Class A*	61,098	9,274,066
SINA Corp.*	61,098	3,868,114

		13,142,180

Internet & Direct Marketing Retail 1.8%
Alibaba Group Holding Ltd., ADR-CN*	61,098	8,693,023
eBay, Inc.*	61,098	1,773,675

		10,466,698

IT Services 11.1%
Akamai Technologies, Inc.*	61,098	4,414,331
Amdocs Ltd.	61,098	3,865,670
Automatic Data Processing, Inc.	61,098	8,803,000
DXC Technology Co.	61,098	4,449,767
International Business Machines Corp.	61,098	7,052,542
LiveRamp Holdings, Inc.*	61,098	2,790,957
Mastercard, Inc., Class A	61,098	12,077,242
Teradata Corp.* (a)	61,098	2,223,967
VeriSign, Inc.*	61,098	8,708,909
Visa, Inc., Class A	61,098	8,422,359

		62,808,744

Life Sciences Tools & Services 6.6%
Agilent Technologies, Inc.	61,098	3,958,539
Illumina, Inc.*	61,098	19,010,643
Thermo Fisher Scientific, Inc.	61,098	14,275,548

		37,244,730

Pharmaceuticals 2.1%
AstraZeneca plc, ADR-UK	61,098	2,369,381
Bausch Health Cos., Inc.*	61,098	1,397,922
Bristol-Myers Squibb Co.	61,098	3,087,893
Novartis AG, ADR-CH	61,098	5,343,631

		12,198,827

Semiconductors & Semiconductor Equipment 12.9%
Analog Devices, Inc.	61,098	5,114,514
Applied Materials, Inc.	61,098	2,008,902
ASML Holding NV (Registered), NYRS-NL	61,098	10,530,851
Cypress Semiconductor Corp.	61,098	790,608
Intel Corp.	61,098	2,864,274
KLA-Tencor Corp.	61,098	5,592,911
Lam Research Corp.	61,098	8,659,420
Microchip Technology, Inc. (a)	61,098	4,019,027
Micron Technology, Inc.*	61,098	2,304,617
NVIDIA Corp.	61,098	12,881,291
ON Semiconductor Corp.*	61,098	1,038,666
QUALCOMM, Inc.	61,098	3,842,453
Teradyne, Inc.	61,098	2,104,826
Texas Instruments, Inc.	61,098	5,671,727

155

Statement of Investments (Continued)

October 31, 2018

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	61,098	$5,215,936
Xperi Corp.	61,098	794,274

		73,434,297

Software 18.9%
Adobe, Inc.*	61,098	15,015,445
CA, Inc.	61,098	2,710,307
Check Point Software Technologies Ltd.*	61,098	6,781,878
Citrix Systems, Inc.*	61,098	6,260,712
Intuit, Inc.	61,098	12,891,678
j2 Global, Inc.	61,098	4,450,378
Microsoft Corp.	61,098	6,525,877
Open Text Corp.	61,098	2,065,112
Oracle Corp.	61,098	2,984,026
Progress Software Corp.	61,098	1,963,690
PTC, Inc.*	61,098	5,035,086
Red Hat, Inc.*	61,098	10,486,861
salesforce.com, Inc.*	61,098	8,385,090
SAP SE, ADR-DE	61,098	6,553,372
Symantec Corp.	61,098	1,108,929
Synopsys, Inc.*	61,098	5,470,104
VMware, Inc., Class A* (a)	61,098	8,638,646

		107,327,191

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	61,098	13,371,908
HP, Inc.	61,098	1,474,906
NetApp, Inc.	61,098	4,795,582
Seagate Technology plc	61,098	2,457,973
Western Digital Corp.	61,098	2,631,491
Xerox Corp.	61,098	1,702,801

		26,434,661

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	61,098	1,883,651

Total Common Stocks (cost $286,519,079)		560,244,242

Exchange Traded Fund 0.7%
Exchange Traded Fund 0.7%
Invesco QQQ Trust	24,869	4,223,254

Total Exchange Traded Fund (cost $3,930,599)		4,223,254

Short-Term Investment 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 2.10%, (b)(c)	1,666,935	1,666,935

Total Short-Term Investment (cost $1,666,935)		1,666,935

Repurchase Agreement 2.4%

	Principal Amount	Value

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $13,914,237, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $14,195,883. (c)(d)	$13,913,391	$13,913,391

Total Repurchase Agreement (cost $13,913,391)		13,913,391

Total Investments (cost $306,030,004) — 102.0%		580,047,822

Liabilities in excess of other assets — (2.0)%		(11,641,377)

NET ASSETS — 100.0%		$568,406,445

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2018. The total value of securities on loan at October 31, 2018 was $29,810,388, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $1,666,935 and $13,913,391, respectively, and by $14,043,583 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 11/15/2018 - 5/15/2045; total value of $29,623,909.

(b)	Represents 7-day effective yield as of October 31, 2018.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2018 was $15,580,326.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DE	Germany

FI	Finland

KR	South Korea

NL	Netherlands

NYRS	New York Registry Shares

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

156

Statement of Assets and Liabilities

October 31, 2018

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investment securities, at value* (cost $292,116,613)	$566,134,431
Repurchase agreement, at value (cost $13,913,391)	13,913,391
Cash	2,875,119
Interest and dividends receivable	175,049
Security lending income receivable	27,612
Receivable for investments sold	214,226
Receivable for capital shares issued	1,609,668
Prepaid expenses	33,960

Total Assets	584,983,456

Liabilities:
Payable for capital shares redeemed	464,879
Payable upon return of securities loaned (Note 2)	15,580,326
Accrued expenses and other payables:
Investment advisory fees	139,148
Fund administration fees	33,604
Distribution fees	121,230
Administrative servicing fees	132,279
Accounting and transfer agent fees	31,504
Trustee fees	1,842
Custodian fees	4,216
Compliance program costs (Note 3)	363
Professional fees	22,330
Printing fees	39,393
Other	5,897

Total Liabilities	16,577,011

Net Assets	$568,406,445

Represented by:
Capital	$288,384,032
Total distributable earnings (loss)	280,022,413

Net Assets	$568,406,445

Net Assets:
Class A Shares	$304,904,760
Class C Shares	59,925,093
Class R6 Shares	15,335,774
Institutional Service Class Shares	188,240,818

Total	$568,406,445

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,731,285
Class C Shares	824,531
Class R6 Shares	185,804
Institutional Service Class Shares	2,280,131

Total	7,021,751

157

Statement of Assets and Liabilities (Continued)

October 31, 2018

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$81.72
Class C Shares (b)	$72.68
Class R6 Shares	$82.54
Institutional Service Class Shares	$82.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$86.71

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $29,810,388 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

158

Statement of Operations

For the Year Ended October 31, 2018

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$6,232,519
Income from securities lending (Note 2)	651,213
Interest income	49,431
Foreign tax withholding	(7,983)

Total Income	6,925,180

EXPENSES:
Investment advisory fees	1,532,345
Fund administration fees	197,856
Distribution fees Class A	796,343
Distribution fees Class C	550,253
Administrative servicing fees Class A	314,087
Administrative servicing fees Class C	38,518
Administrative servicing fees Institutional Service Class	154,699
Registration and filing fees	67,049
Professional fees	48,658
Printing fees	75,131
Trustee fees	16,227
Custodian fees	20,083
Accounting and transfer agent fees	101,629
Compliance program costs (Note 3)	2,232
Other	13,009

Total Expenses	3,928,119

NET INVESTMENT INCOME	2,997,061

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities (Note 10)	11,900,147
Net change in unrealized appreciation/depreciation in the value of investment securities	19,894,398

Net realized/unrealized gains	31,794,545

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,791,606

The accompanying notes are an integral part of these financial statements.

159

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$2,997,061	$2,293,296
Net realized gains	11,900,147	16,999,990
Net change in unrealized appreciation/depreciation	19,894,398	95,502,258

Change in net assets resulting from operations	34,791,606	114,795,544

Distributions to Shareholders From:
Distributable earnings:
Class A	(11,364,650)	(1,950,522	)(a)
Class C	(1,824,299)	(144,157	)(a)
Class R6 (b)	(399,659)	(50,550	)(a)
Institutional Service Class	(4,838,156)	(764,639	)(a)

Change in net assets from shareholder distributions	(18,426,764)	(2,909,868)

Change in net assets from capital transactions	85,618,621	25,211,426

Change in net assets	101,983,463	137,097,102

Net Assets:
Beginning of year	466,422,982	329,325,880

End of year	$568,406,445	$466,422,982	(c)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$80,317,933	$54,468,713
Dividends reinvested	10,983,492	1,879,634
Cost of shares redeemed	(96,415,146)	(61,826,758)

Total Class A Shares	(5,113,721)	(5,478,411)

Class C Shares
Proceeds from shares issued	18,616,913	9,317,752
Dividends reinvested	1,726,713	132,175
Cost of shares redeemed	(7,529,673)	(6,244,643)

Total Class C Shares	12,813,953	3,205,284

Class R6 Shares (b)
Proceeds from shares issued	9,641,528	5,214,654
Dividends reinvested	398,609	50,271
Cost of shares redeemed	(2,872,085)	(1,839,986)

Total Class R6 Shares	7,168,052	3,424,939

Institutional Service Class Shares
Proceeds from shares issued	115,194,247	51,715,421
Dividends reinvested	4,340,755	680,604
Cost of shares redeemed	(48,784,665)	(28,336,411)

Total Institutional Service Class Shares	70,750,337	24,059,614

Change in net assets from capital transactions	$85,618,621	$25,211,426

160

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	962,622	783,589
Reinvested	140,561	29,405
Redeemed	(1,168,572)	(914,702)

Total Class A Shares	(65,389)	(101,708)

Class C Shares
Issued	250,417	151,717
Reinvested	24,956	2,415
Redeemed	(101,317)	(102,714)

Total Class C Shares	174,056	51,418

Class R6 Shares (b)
Issued	115,463	75,759
Reinvested	5,001	749
Redeemed	(34,061)	(26,221)

Total Class R6 Shares	86,403	50,287

Institutional Service Class Shares
Issued	1,359,361	751,984
Reinvested	54,652	10,328
Redeemed	(584,966)	(422,206)

Total Institutional Service Class Shares	829,047	340,106

Total change in shares	1,024,117	340,103

(a)

Due to Regulation S-X updates, separate disclosure of distributions are no longer required. (See Note 9) Distribution to shareholders for the year ended October 31, 2017 consisted of net investment income of $1,950,522, $144,157, $50,550 and $764,639 for Class A, Class C, Class R6 and Institutional Service Class, respectively.

(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)

Due to Regulation S-X updates, parenthetical disclosure of accumulated undistributed net investment income is no longer required. (See Note 9) End of period net assets for the year ended October 31, 2017 include accumulated undistributed net investment income of $502,538.

The accompanying notes are an integral part of these financial statements.

161

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2018	$78.46	0.48	5.83	6.31	(0.40)	(2.65)	(3.05)	$81.72	8.22%	$304,904,760	0.74%	0.57%		0.74%	17.24%
Year Ended October 31, 2017	$58.73	0.42	19.83	20.25	(0.52)	–	(0.52)	$78.46	34.68%	$297,898,226	0.79%	0.62%		0.79%	24.29%
Year Ended October 31, 2016	$55.34	0.55	3.22	3.77	(0.38)	–	(0.38)	$58.73	6.87%	$228,935,777	0.84%	0.99%		0.84%	28.15%
Year Ended October 31, 2015	$54.52	0.42	0.79	1.21	(0.39)	–	(0.39)	$55.34	2.23%	$260,510,175	0.79%	0.74%		0.79%	29.07%
Period Ended October 31, 2014 (g)	$52.46	0.05	2.01	2.06	–	–	–	$54.52	3.93%	$251,670,690	0.90%	0.39%		0.90%	3.56%
Year Ended July 31, 2014	$43.15	0.21	9.24	9.45	(0.14)	–	(0.14)	$52.46	21.93%	$244,041,076	0.91%	0.44%		0.93%	21.68%

Class C Shares
Year Ended October 31, 2018	$70.31	(0.12)	5.21	5.09	(0.07)	(2.65)	(2.72)	$72.68	7.44%	$59,925,093	1.46%	(0.16%	)	1.46%	17.24%
Year Ended October 31, 2017	$52.82	(0.07)	17.80	17.73	(0.24)	–	(0.24)	$70.31	33.70%	$45,734,066	1.52%	(0.12%	)	1.52%	24.29%
Year Ended October 31, 2016	$49.98	0.12	2.91	3.03	(0.19)	–	(0.19)	$52.82	6.09%	$31,639,383	1.58%	0.24%		1.58%	28.15%
Year Ended October 31, 2015	$49.49	(0.02)	0.75	0.73	(0.24)	–	(0.24)	$49.98	1.48%	$32,248,108	1.53%	(0.05%	)	1.53%	29.07%
Period Ended October 31, 2014 (g)	$47.70	(0.04)	1.83	1.79	–	–	–	$49.49	3.75%	$22,603,946	1.61%	(0.34%	)	1.61%	3.56%
Year Ended July 31, 2014	$39.38	–	8.32	8.32	–	–	–	$47.70	21.13%	$19,986,986	1.57%	(0.23%	)	1.57%	21.68%

Class R6 Shares (h)
Year Ended October 31, 2018	$79.18	0.77	5.88	6.65	(0.64)	(2.65)	(3.29)	$82.54	8.59%	$15,335,774	0.39%	0.90%		0.39%	17.24%
Year Ended October 31, 2017	$59.25	0.65	20.03	20.68	(0.75)	–	(0.75)	$79.18	35.17%	$7,870,252	0.43%	0.93%		0.43%	24.29%
Year Ended October 31, 2016	$55.83	0.71	3.30	4.01	(0.59)	–	(0.59)	$59.25	7.26%	$2,909,859	0.47%	1.28%		0.47%	28.15%
Year Ended October 31, 2015	$54.98	0.50	0.92	1.42	(0.57)	–	(0.57)	$55.83	2.60%	$1,776,568	0.42%	0.87%		0.42%	29.07%
Period Ended October 31, 2014 (g)	$52.88	0.10	2.03	2.13	(0.03)	–	(0.03)	$54.98	4.03%	$273,660	0.53%	0.77%		0.53%	3.56%
Period Ended July 31, 2014 (i)	$45.87	0.01	7.39	7.40	(0.39)	–	(0.39)	$52.88	16.23%	$305,381	0.48%	0.82%		0.48%	21.68%

Institutional Service Class Shares
Year Ended October 31, 2018	$79.20	0.67	5.89	6.56	(0.55)	(2.65)	(3.20)	$82.56	8.47%	$188,240,818	0.50%	0.79%		0.50%	17.24%
Year Ended October 31, 2017	$59.26	0.57	20.03	20.60	(0.66)	–	(0.66)	$79.20	35.01%	$114,920,438	0.56%	0.82%		0.56%	24.29%
Year Ended October 31, 2016	$55.85	0.68	3.24	3.92	(0.51)	–	(0.51)	$59.26	7.09%	$65,840,861	0.61%	1.23%		0.61%	28.15%
Year Ended October 31, 2015	$55.00	0.52	0.83	1.35	(0.50)	–	(0.50)	$55.85	2.47%	$74,005,595	0.56%	0.91%		0.56%	29.07%
Period Ended October 31, 2014 (g)	$52.91	0.08	2.03	2.11	(0.02)	–	(0.02)	$55.00	3.99%	$41,122,108	0.69%	0.57%		0.69%	3.56%
Year Ended July 31, 2014	$43.58	0.01	9.63	9.64	(0.31)	–	(0.31)	$52.91	22.20%	$32,435,707	0.66%	0.67%		0.68%	21.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from August 1, 2014 through October 31, 2014.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

162

Notes to Financial Statements

October 31, 2018

1. Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2018, the Trust operates forty-nine (49) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Service Class, and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

163

Notes to Financial Statements (Continued)

October 31, 2018

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, shares of exchange-traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

164

Notes to Financial Statements (Continued)

October 31, 2018

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

165

Notes to Financial Statements (Continued)

October 31, 2018

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2018. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$3,435,216	$—	$3,435,216
Commercial Mortgage-Backed Securities	—	18,614,353	—	18,614,353
Corporate Bonds	—	200,316,635	—	200,316,635
Foreign Government Securities	—	11,892,560	—	11,892,560
Mortgage-Backed Securities	—	216,633,508	—	216,633,508
Municipal Bonds	—	6,275,190	—	6,275,190
Repurchase Agreement	—	123,452	—	123,452
Short-Term Investment	14,790	—	—	14,790
Supranational	—	10,891,429	—	10,891,429
U.S. Government Agency Securities	—	10,892,259	—	10,892,259
U.S. Treasury Obligations	—	287,322,917	—	287,322,917
Total	$14,790	$766,397,519	$—	$766,412,309

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$20,741,076	$—	$20,741,076
Air Freight & Logistics	—	5,407,558	—	5,407,558
Airlines	—	2,758,006	—	2,758,006
Auto Components	—	15,569,308	—	15,569,308
Automobiles	—	48,884,276	—	48,884,276
Banks	2,862,697	153,117,449	—	155,980,146
Beverages	1,080,660	31,211,173	—	32,291,833
Biotechnology	—	14,354,725	—	14,354,725
Building Products	—	10,547,135	—	10,547,135
Capital Markets	—	35,028,832	—	35,028,832
Chemicals	—	50,298,532	—	50,298,532
Commercial Services & Supplies	—	7,921,460	—	7,921,460
Communications Equipment	—	6,336,661	—	6,336,661
Construction & Engineering	—	13,094,979	—	13,094,979
Construction Materials	—	8,390,603	—	8,390,603
Consumer Finance	—	652,348	—	652,348
Containers & Packaging	—	2,365,148	—	2,365,148
Distributors	—	245,699	—	245,699
Diversified Consumer Services	—	192,903	—	192,903
Diversified Financial Services	—	10,875,269	—	10,875,269
Diversified Telecommunication Services	—	32,661,288	—	32,661,288
Electric Utilities	—	25,757,673	—	25,757,673
Electrical Equipment	—	20,110,118	—	20,110,118
Electronic Equipment, Instruments & Components	—	21,147,333	—	21,147,333
Energy Equipment & Services	—	1,418,891	—	1,418,891
Entertainment	—	8,811,006	—	8,811,006

166

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs)	$—	$22,181,001	$—	$22,181,001
Food & Staples Retailing	—	24,425,276	—	24,425,276
Food Products	—	47,452,624	—	47,452,624
Gas Utilities	—	5,749,506	—	5,749,506
Health Care Equipment & Supplies	—	21,434,320	—	21,434,320
Health Care Providers & Services	—	8,698,801	—	8,698,801
Health Care Technology	—	717,356	—	717,356
Hotels, Restaurants & Leisure	431,748	19,912,529	—	20,344,277
Household Durables	—	18,381,840	—	18,381,840
Household Products	—	12,219,688	—	12,219,688
Independent Power and Renewable Electricity Producers	—	1,363,593	—	1,363,593
Industrial Conglomerates	2,000,901	18,510,547	—	20,511,448
Insurance	—	78,967,431	—	78,967,431
Interactive Media & Services	—	2,292,330	—	2,292,330
Internet & Direct Marketing Retail	—	1,984,580	—	1,984,580
IT Services	—	13,659,879	—	13,659,879
Leisure Products	—	2,943,475	—	2,943,475
Life Sciences Tools & Services	—	4,031,546	—	4,031,546
Machinery	—	36,730,278	—	36,730,278
Marine	—	2,738,006	—	2,738,006
Media	—	11,424,704	—	11,424,704
Metals & Mining	—	43,580,307	—	43,580,307
Multiline Retail	—	4,677,628	—	4,677,628
Multi-Utilities	—	14,324,313	—	14,324,313
Oil, Gas & Consumable Fuels	—	87,311,895	—	87,311,895
Paper & Forest Products	—	4,373,629	—	4,373,629
Personal Products	—	30,547,476	—	30,547,476
Pharmaceuticals	2,090,008	111,937,741	—	114,027,749
Professional Services	2,031,374	15,968,417	—	17,999,791
Real Estate Management & Development	664,592	26,704,099	—	27,368,691
Road & Rail	—	17,192,597	—	17,192,597
Semiconductors & Semiconductor Equipment	2,792,478	15,840,228	—	18,632,706
Software	1,506,159	17,327,933	—	18,834,092
Specialty Retail	—	12,023,615	—	12,023,615
Technology Hardware, Storage & Peripherals	—	7,831,924	—	7,831,924
Textiles, Apparel & Luxury Goods	—	30,336,867	—	30,336,867
Tobacco	—	18,367,347	—	18,367,347
Trading Companies & Distributors	672,925	19,748,149	—	20,421,074
Transportation Infrastructure	—	7,936,559	—	7,936,559
Water Utilities	—	1,317,794	—	1,317,794
Wireless Telecommunication Services	—	22,188,337	—	22,188,337
Total Common Stocks	$16,133,542	$1,413,255,614	$—	$1,429,389,156
Repurchase Agreement	$—	$3,610,679	$—	$3,610,679
Rights	67,393	—	—	67,393
Short-Term Investment	432,588	—	—	432,588
Total Assets	$16,633,523	$1,416,866,293	$—	$1,433,499,816

167

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Liabilities:
Futures Contracts	$(493,838)	$—	$—	$(493,838)
Total Liabilities	$(493,838)	$—	$—	$(493,838)
Total	$16,139,685	$1,416,866,293	$—	$1,433,005,978

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,195,360,083	$—	$—	$1,195,360,083
Repurchase Agreement	—	34,233,220	—	34,233,220
Short-Term Investment	4,101,414	—	—	4,101,414
Total Assets	$1,199,461,497	$34,233,220	$—	$1,233,694,717
Liabilities:
Futures Contracts	$(4,435,246)	$—	$—	$(4,435,246)
Total Liabilities	$(4,435,246)	$—	$—	$(4,435,246)
Total	$1,195,026,251	$34,233,220	$—	$1,229,259,471

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,864,835,901	$—	$—	$2,864,835,901
Repurchase Agreement	—	5,314,530	—	5,314,530
Short-Term Investment	636,723	—	—	636,723
Total Assets	$2,865,472,624	$5,314,530	$—	$2,870,787,154
Liabilities:
Futures Contracts	$(1,598,927)	$—	$—	$(1,598,927)
Total Liabilities	$(1,598,927)	$—	$—	$(1,598,927)
Total	$2,863,873,697	$5,314,530	$—	$2,869,188,227

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,187,091	$—	$—	$5,187,091
Air Freight & Logistics	1,354,844	—	—	1,354,844
Airlines	2,023,490	—	—	2,023,490
Auto Components	4,131,629	—	—	4,131,629
Automobiles	177,817	—	—	177,817
Banks	39,872,050	—	—	39,872,050
Beverages	1,303,000	—	—	1,303,000
Biotechnology	25,417,585	—	—	25,417,585
Building Products	4,861,232	—	—	4,861,232
Capital Markets	5,233,869	—	—	5,233,869
Chemicals	7,826,678	—	—	7,826,678
Commercial Services & Supplies	10,714,134	—	—	10,714,134
Communications Equipment	6,826,808	—	—	6,826,808

168

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Construction & Engineering	$4,538,133	$—	$—	$4,538,133
Construction Materials	462,494	—	—	462,494
Consumer Finance	2,843,765	—	—	2,843,765
Containers & Packaging	458,539	—	—	458,539
Distributors	445,610	—	—	445,610
Diversified Consumer Services	3,691,955	—	—	3,691,955
Diversified Financial Services	722,942	—	—	722,942
Diversified Telecommunication Services	2,582,145	—	—	2,582,145
Electric Utilities	4,522,695	—	—	4,522,695
Electrical Equipment	2,912,165	—	—	2,912,165
Electronic Equipment, Instruments & Components	9,800,542	—	—	9,800,542
Energy Equipment & Services	6,963,960	—	—	6,963,960
Entertainment	2,282,361	—	—	2,282,361
Equity Real Estate Investment Trusts (REITs)	26,935,175	—	—	26,935,175
Food & Staples Retailing	2,531,246	—	—	2,531,246
Food Products	4,739,297	—	—	4,739,297
Gas Utilities	4,368,397	—	—	4,368,397
Health Care Equipment & Supplies	15,719,860	—	—	15,719,860
Health Care Providers & Services	8,251,718	—	—	8,251,718
Health Care Technology	4,542,057	—	—	4,542,057
Hotels, Restaurants & Leisure	12,355,584	—	—	12,355,584
Household Durables	6,282,533	—	—	6,282,533
Household Products	817,721	—	—	817,721
Independent Power and Renewable Electricity Producers	1,365,171	—	—	1,365,171
Industrial Conglomerates	326,317	—	—	326,317
Insurance	11,588,525	—	—	11,588,525
Interactive Media & Services	2,418,393	—	—	2,418,393
Internet & Direct Marketing Retail	3,950,224	—	—	3,950,224
IT Services	8,649,480	—	—	8,649,480
Leisure Products	1,627,064	—	—	1,627,064
Life Sciences Tools & Services	2,250,613	—	—	2,250,613
Machinery	15,549,784	—	—	15,549,784
Marine	524,823	—	—	524,823
Media	5,837,346	—	—	5,837,346
Metals & Mining	5,222,307	—	—	5,222,307
Mortgage Real Estate Investment Trusts (REITs)	4,714,879	—	—	4,714,879
Multiline Retail	1,552,450	—	—	1,552,450
Multi-Utilities	2,089,689	—	—	2,089,689
Oil, Gas & Consumable Fuels	11,963,540	—	—	11,963,540
Paper & Forest Products	2,435,980	—	—	2,435,980
Personal Products	1,693,093	—	—	1,693,093
Pharmaceuticals	9,075,481	—	—	9,075,481
Professional Services	6,200,795	—	—	6,200,795
Real Estate Management & Development	2,189,696	—	—	2,189,696
Road & Rail	2,017,190	—	—	2,017,190
Semiconductors & Semiconductor Equipment	10,128,158	—	—	10,128,158
Software	20,476,236	—	—	20,476,236
Specialty Retail	13,187,577	—	—	13,187,577

169

Notes to Financial Statements (Continued)

October 31, 2018

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$1,170,496	$—	$—	$1,170,496
Textiles, Apparel & Luxury Goods	3,551,306	—	—	3,551,306
Thrifts & Mortgage Finance	9,253,943	—	—	9,253,943
Tobacco	797,453	—	—	797,453
Trading Companies & Distributors	5,171,808	—	—	5,171,808
Water Utilities	1,733,161	—	—	1,733,161
Wireless Telecommunication Services	870,722	—	—	870,722
Total Common Stocks	$413,284,821	$—	$—	$413,284,821
Repurchase Agreement	$—	$28,954,494	$—	$28,954,494
Rights	—	9,859	—	9,859
Short-Term Investment	3,468,980	—	—	3,468,980
Total Assets	$416,753,801	$28,964,353	$—	$445,718,154
Liabilities:
Futures Contracts	$(2,012,487)	$—	$—	$(2,012,487)
Total Liabilities	$(2,012,487)	$—	$—	$(2,012,487)
Total	$414,741,314	$28,964,353	$—	$443,705,667

NYSE Arca Tech 100 Index
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$560,244,242	$—	$—	$560,244,242
Exchange Traded Fund	4,223,254	—	—	4,223,254
Repurchase Agreement	—	13,913,391	—	13,913,391
Short-Term Investment	1,666,935	—	—	1,666,935
Total	$566,134,431	$13,913,391	$—	$580,047,822

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2018, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2018, International Index held one common stock investment that was categorized as Level 3 investment which was valued at $0.

During the year ended October 31, 2018, Small Cap Index held one common stock investment that was categorized as Level 3 investment which was valued at $0.

Transfers between levels are recognized as of the beginning of the reporting period.

170

Notes to Financial Statements (Continued)

October 31, 2018

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Small Cap Index

	Common Stocks	Rights	Total
Balance as of 10/31/2017	$—	$86,168	$86,168
Accrued Accretion/(Amortization)	—	—	—
Realized Gain (Loss)	—	230,823	230,823
Change in Unrealized Appreciation/Depreciation	—	(86,168)	(86,168)
Purchases	—	—	—
Sales	—	(230,823)	(230,823)
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 10/31/2018	$—	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2018	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from transactions in investment securities and net change in unrealized appreciation/depreciation in value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their objective(s). International Index is subject to equity price and currency risk in the normal course of pursuing its objective(s). Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for

171

Notes to Financial Statements (Continued)

October 31, 2018

delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable/(Payable) for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2018:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2018

International Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(493,838)
Total		$(493,838)

172

Notes to Financial Statements (Continued)

October 31, 2018

Mid Cap Market Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(4,435,246)
Total		$(4,435,246)

S&P 500 Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(1,598,927)
Total		$(1,598,927)

Small Cap Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(2,012,487)
Total		$(2,012,487)
(a)

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

International Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$574,840
Total	$574,840

Mid Cap Market Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$2,883,385
Total	$2,883,385

S&P 500 Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$7,593,679
Total	$7,593,679

173

Notes to Financial Statements (Continued)

October 31, 2018

Small Cap Index

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$1,323,770
Total	$1,323,770

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2018

International Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(810,940)
Total	$(810,940)

Mid Cap Market Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(4,632,386)
Total	$(4,632,386)

S&P 500 Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(2,933,007)
Total	$(2,933,007)

Small Cap Index

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(2,001,050)
Total	$(2,001,050)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2018:

International Index

Futures Contracts:
Average Notional Balance Long	$17,162,638

174

Notes to Financial Statements (Continued)

October 31, 2018

Mid Cap Market Index

Futures Contracts:
Average Notional Balance Long	$24,206,942

Nationwide S&P 500 Index Fund

Futures Contracts:
Average Notional Balance Long	$49,760,576

Small Cap Index

Futures Contracts:
Average Notional Balance Long	$11,543,264

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At October 31, 2018, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	TBA

The Funds may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. TBAs involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to the settlement date. TBAs are valued at the bid evaluation price as provided by an independent pricing service approved by the Board.

(e)	Securities Lending

During the year ended October 31, 2018, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to

175

Notes to Financial Statements (Continued)

October 31, 2018

borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2018, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Bond Index	$138,242
International Index	4,043,267
Mid Cap Market Index	38,334,634
S&P 500 Index	5,951,253
Small Cap Index	32,423,474
NYSE Arca Tech 100 Index	15,580,326

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2018, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

176

Notes to Financial Statements (Continued)

October 31, 2018

(f)	Joint Repurchase Agreements

During the year ended October 31, 2018, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2018, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 2.19%, dated 10/31/2018, due 11/1/2018, repurchase price $180,310,968, collateralized by U.S. Treasury Note, 3.50%, maturing 5/15/2020; total market value $183,960,750.

At October 31, 2018, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
Bond Index	BNP Paribas Securities Corp.	$123,452	$—	$123,452	$(123,452)	$—
International Index	BNP Paribas Securities Corp.	3,610,679	—	3,610,679	(3,610,679)	—
Mid Cap Market Index	BNP Paribas Securities Corp.	34,233,220	—	34,233,220	(34,233,220)	—
S&P 500 Index	BNP Paribas Securities Corp.	5,314,530	—	5,314,530	(5,314,530)	—
Small Cap Index	BNP Paribas Securities Corp.	28,954,494	—	28,954,494	(28,954,494)	—
NYSE Arca Tech 100 Index	BNP Paribas Securities Corp.	13,913,391	—	13,913,391	(13,913,391)	—

Amounts designated as “—” are zero.

*

At April 30, 2018, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

177

Notes to Financial Statements (Continued)

October 31, 2018

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index, and NYSE Arca Tech 100 Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2018 are primarily attributable to paydown reclass, investment in passive foreign investment companies (“PFICs”), investments in real estate investment trusts, and non-taxable dividends. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

178

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, the Funds have no reclassifications between capital and total distributable earnings.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, excluding NYSE Arca Tech 100 Index. NFA has selected Ziegler Capital Management, LLC as subadviser for NYSE Arca Tech 100 Index, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2018, the Funds paid investment advisory fees to NFA according to the schedule below.

179

Notes to Financial Statements (Continued)

October 31, 2018

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index(a)	Up to $1.5 billion	0.185%
	$1.5 billion up to $3 billion	0.145%
	$3 billion and more	0.135%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	$3 billion and more	0.195%
Mid Cap Market Index(a)	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.175%
	$3 billion and more	0.165%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	$3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	$3 billion and more	0.16%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	$500 million and more	0.20%
(a)	For the period May 1, 2018 through October 31, 2018.

Prior to May 1, 2018, under the terms of the Investment Advisory Agreement, Bond Index and Mid Cap Market Index paid NFA an investment advisory fee based on each Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	$3 billion and more	0.145%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	$3 billion and more	0.175%

The Trust and NFA have entered into a written contract waiving 0.01% and 0.02% of investment advisory fees of Mid Cap Market Index and Small Cap Index, respectively, until June 30, 2019. During the year ended October 31, 2018, the waiver of such investment advisory fees by NFA for Mid Cap Market Index and Small Cap Index amounted to $133,013 and $99,526, respectively, for which NFA shall not be entitled to later seek recoupment.

180

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, the effective advisory fee rates before and after contractual advisory fee waivers and expense reimbursements, stemming from the expense limitation agreement described below, were as follows:

FUND	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Bond Index	0.19%	N/A	0.19%
International Index	0.24	N/A	0.24
Mid Cap Market Index	0.20	0.19%	0.19
S&P 500 Index	0.11	N/A	0.11
Small Cap Index	0.19	0.17	0.17
NYSE Arca Tech 100 Index	0.29	N/A	0.29

N/A — Not Applicable.

*	Please see above for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until June 30, 2019.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34
Mid Cap Market Index	All Classes	0.30
S&P 500 Index	All Classes	0.21
Small Cap Index	All Classes	0.28
NYSE Arca Tech 100 Index	All Classes	0.68

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

181

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the cumulative potential reimbursements for Small Cap Index, listed by the period or year in which NFA waived fees or reimbursed expenses to Small Cap Index are:

Fund	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Fiscal Year 2018 Amount	Total
Small Cap Index	$3,961	$65,619	$24,556	$94,136

As of October 31, 2018, excluding Small Cap Index, there were no cumulative potential reimbursements which could be reimbursed to NFA.

During the year ended October 31, 2018, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2018, NFM earned $2,437,614 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2018, the Funds’ aggregate portion of such costs amounted to $31,764.

182

Notes to Financial Statements (Continued)

October 31, 2018

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)	Service Class Shares
Bond Index	0.25%	1.00%	0.50%	N/A
International Index	0.25	1.00	0.50	N/A
Mid Cap Market Index	0.25	1.00	0.50	N/A
S&P 500 Index	0.25	1.00	0.50	0.15%
Small Cap Index	0.25	1.00	0.50	N/A
NYSE Arca Tech 100 Index	0.25	1.00	N/A	N/A
N/A	— Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Class A sales charges range from 0.00% to 5.75%, and Bond Index Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2018, the Funds imposed front-end sales charges of $797,245. From these fees, NFD retained a portion amounting to $110,397.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2018, the Funds imposed CDSCs of $3,727. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

183

Notes to Financial Statements (Continued)

October 31, 2018

For the year ended October 31, 2018, the effective rates for administrative service fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service	Service Class
Bond Index	0.16%	0.09%	—%	0.24%	—%
International Index	0.16	0.07	0.21	0.16	—
Mid Cap Market Index	0.16	0.09	0.21	0.22	—
S&P 500 Index	0.18	0.07	0.09	0.25	0.25
Small Cap Index	0.16	0.10	0.22	0.22	—
NYSE Arca Tech 100 Index	0.10	0.07	—	0.11	—
N/A — Not Applicable.

For the year ended October 31, 2018, each Fund’s total administrative service fees were as follows:

Fund	Amount
Bond Index	$344,878
International Index	380,215
Mid Cap Market Index	641,465
S&P 500 Index	1,942,757
Small Cap Index	366,294
NYSE Arca Tech 100 Index	507,304

As of October 31, 2018, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	91.52%
International Index	93.19
Mid Cap Market Index	80.37
S&P 500 Index	79.18
Small Cap Index	76.16
NYSE Arca Tech 100 Index	0.71

Cross trades for the year ended October 31, 2018 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of NVIT. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended October 31, 2018, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Mid Cap Market Index	$318,805	$1,331	$805
S&P 500 Index	—	399,306	199,834
Small Cap Index	—	96,711	40,813

184

Notes to Financial Statements (Continued)

October 31, 2018

4. Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended October 31, 2018 were as follows:

Security Description	Shares/ Principal at October 31, 2018	Market Value October 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Financial Services, Inc.	75,000	84,188	—	—	—	(3,939)	80,249	5,063	—

Amounts designated as “—” are zero or have been rounded to zero.

5. Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 11, 2019. During the period ended October 31, 2018, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2018, none of the Funds engaged in interfund lending.

185

Notes to Financial Statements (Continued)

October 31, 2018

6. Investment Transactions

For the year ended October 31, 2018, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond Index	$1,445,447,482	$1,659,837,790
International Index	191,413,119	144,926,722
Mid Cap Market Index	282,337,635	332,108,587
S&P 500 Index	285,315,109	432,961,415
Small Cap Index	132,914,766	300,637,809
NYSE Arca Tech 100 Index	158,719,896	90,443,107
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2018, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$119,606,930	$200,001,816

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate

186

Notes to Financial Statements (Continued)

October 31, 2018

mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate

187

Notes to Financial Statements (Continued)

October 31, 2018

of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

Bond Index, along with certain series of NVIT, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, Bond Index investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to Bond Index.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

188

Notes to Financial Statements (Continued)

October 31, 2018

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements and Other Matters

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).

In August 2016, FASB issued “Classification of Certain Cash Receipts and Cash Payments” that provided guidance for the classification of certain cash receipts and cash payments in the statement of cash flows. In addition, in November 2016, FASB issued ASU 2016-18 requiring disclosures for changes in total cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The rulings, effective for fiscal years beginning after December 15, 2017, and interim periods within that year have been adopted by the Nationwide Funds.

On August 28, 2018, FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended October 31, 2018.

189

Notes to Financial Statements (Continued)

October 31, 2018

10. Other

As of October 31, 2018, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	40.00%	3	(a)
International Index	52.70	3	(a)
Mid Cap Market Index	45.01	3	(a)
S&P 500 Index	40.68	3	(a)
Small Cap Index	34.33	2	(a)
NYSE Arca Tech 100 Index	10.03	1

(a) All or a portion of the accounts are the accounts of affiliated funds.

11. Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the year ended October 31, 2018, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
NYSE Arca Tech 100 Index	$3,588

12. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$22,208,667	$—	$22,208,667	$—	$22,208,667
International Index	45,809,704	54,812,443	100,622,147	—	100,622,147
Mid Cap Market Index	21,588,557	132,943,428	154,531,985	—	154,531,985
S&P 500 Index	57,756,412	139,091,241	196,847,653	—	196,847,653
Small Cap Index	11,600,475	82,840,777	94,441,252	—	94,441,252
NYSE Arca Tech 100 Index	2,970,970	15,455,794	18,426,764	—	18,426,764

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

190

Notes to Financial Statements (Continued)

October 31, 2018

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$21,097,381	$1,088,254	$22,185,635	$—	$22,185,635
International Index	40,160,466	2,434,856	42,595,322	—	42,595,322
Mid Cap Market Index	13,648,593	98,216,108	111,864,701	—	111,864,701
S&P 500 Index	46,205,264	124,869,223	171,074,487	—	171,074,487
Small Cap Index	6,964,048	38,539,109	45,503,157	—	45,503,157
NYSE Arca Tech 100 Index	2,909,868	—	2,909,868	—	2,909,868

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$1,814,571	$—	$1,814,571	$(1,820,632)	$(10,250,203)	$(24,274,186)	$(34,530,450)
International Index	25,607,792	31,852,743	57,460,535	—	—	34,339,928	91,800,463
Mid Cap Market Index	8,783,420	120,883,702	129,667,122	—	—	218,458,431	348,125,553
S&P 500 Index	10,195,595	231,932,620	242,128,215	—	—	1,067,494,816	1,309,623,031
Small Cap Index	6,191,383	92,635,287	98,826,670	—	—	39,171,883	137,998,553
NYSE Arca Tech 100 Index	1,274,921	11,882,509	13,157,430	—	—	266,864,983	280,022,413

Amounts designated as “—” are zero or have rounded to zero.

*

Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

191

Notes to Financial Statements (Continued)

October 31, 2018

As of October 31, 2018, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$790,686,495	$4,756,842	$(29,031,028)	$(24,274,186)
International Index	1,398,535,410	216,404,145	(181,933,577)	34,470,568
Mid Cap Market Index	1,010,801,040	326,186,472	(107,728,041)	218,458,431
S&P 500 Index	1,801,693,411	1,181,784,000	(114,289,184)	1,067,494,816
Small Cap Index	404,533,784	99,153,836	(59,981,953)	39,171,883
NYSE Arca Tech 100 Index	313,182,839	280,129,909	(13,264,926)	266,864,983

As of October 31, 2018, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Bond Index	$(10,250,203)	Unlimited

13. Subsequent Events

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. On November 16, 2018, shares of S&P 500 Index, on November 30, 2018 shares of Small Cap Index and on December 7, 2018 shares of Mid Cap Market Index held by affiliated entities were redeemed for securities and cash totaling $959,368,483, $79,387,948, $390,592,836, respectively for each Fund. The net realized gains on these redemptions in-kind are not realized for tax purposes by the Funds.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

192

Report of Independent Registered Public Accounting Firm

October 31, 2018

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund (six of the funds constituting Nationwide Mutual Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

193

Supplemental Information

October 31, 2018 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended October 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
International Index	0.01%
Mid Cap Market Index	72.33%
S&P 500 Index	98.00%
Small Cap Index	39.11%
NYSE Arca Tech 100 Index	100.00%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
International Index	$54,812,443
Mid Cap Market Index	132,943,428
S&P 500 Index	139,091,241
Small Cap Index	82,840,777
NYSE Arca Tech 100 Index	15,455,794

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2018, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$51,576,917	$0.2708

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2018, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$2,803,467	$0.0147

194

Management Information

October 31, 2018

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 49 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

195

Management Information (Continued)

October 31, 2018

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

196

Management Information (Continued)

October 31, 2018

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the United States.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

197

Management Information (Continued)

October 31, 2018

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

198

Management Information (Continued)

October 31, 2018

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

199

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury; a subset of the Global Inflation-Linked Index (Series-L).

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the local market performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

200

Market Index Definitions (cont.)

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

Morningstar® (Mstar) Target Risk Indexes: A series of unmanaged indexes designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments.

●	The Morningstar® Aggressive Target Risk Index seeks approximately 95% exposure to global equity markets.
●	The Morningstar® Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets.
●	The Morningstar® Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.
●	The Morningstar® Moderate Target Risk Index seeks approximately 60% exposure to global equity markets.
●	The Morningstar® Conservative Target Risk Index seeks approximately 20% exposure to global equity markets.

Note about Morningstar CategoryTM

The Morningstar CategoryTM is a proprietary Morningstar data point and is assigned based on the underlying securities in each portfolio. Categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. A Fund is placed in a category based on its portfolio statistics and compositions over the previous three-year period. If a Fund is new and has no portfolio history, Morningstar assigns a temporary category. When necessary, Morningstar may change a category assignment based on recent changes to a Fund’s portfolio.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

201

Market Index Definitions (cont.)

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged, market capitalization-weighted index based on the Russell 3000® Index. The Russell 3000 Growth Index includes companies that display signs of above-average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

202

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established to issue securities and hold certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities the principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up investment approach: A method of investing that involves focusing on an individual company rather than on the industry in which a company operates or on the economy as a whole; it is the microeconomic analysis of a company or stock.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and to pay the securities’ principal at maturity.

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Glossary (cont.)

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for the cash value of a contract based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s subadviser believes have above-average rates of earnings growth and which may experience above-average increases in stock price.

High-yield bonds (also known as junk bonds): Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Quantitative techniques: Mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are

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Glossary (cont.)

supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States and may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s subadviser believes are undervalued, i.e., the securities are priced at less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall over time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

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P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfundprospectuses. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2018

AR-IDX (12/18)

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

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3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Carol A. Kosel, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2017, and October 31, 2018, respectively.

	2017		2018
Audit Fees	$1,247,371		$1,108,796
Audit-Related Fees	$43,500		$35,000
Tax Fees	$374,880	(a)	$362,900	(a)
All Other Fees	$0		$0
Total	$1,665,751		$1,506,696

(a) Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2017, and October 31, 2018, respectively.

	2017	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

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(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2017, and October 31, 2018, respectively:

	2017	2018
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2017, and October 31, 2018, respectively:

	2017	2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2018, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2017, and October 31, 2018, were $1,275,019 and $ 2,271,804, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered PwC’s provision of non-audit services to NFA and Covered Services Providers, that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditor’s provision of these services is compatible with maintaining the auditor’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Mutual Funds by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the Nationwide Mutual Funds’ investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

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On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. On September 22, 2017, the SEC issued a letter extending the assurances provided in the June 20, 2016 letter with no expiration noted (see Fidelity Management & Research Company et al., No-Action Letter (Sept. 22, 2017).

Item 5. Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable.

Item 6. Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

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This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

Not Applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended and effective as of June 13, 2018, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

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(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 20, 2018

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 20, 2018

*	Print the name and title of each signing officer under his or her signature.